As filed with the Securities and Exchange
Commission on October __, 2005                     1933 Act File No. 333-126293
                                                   1940 Act File No. 811-21779

                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-1A

           REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933         [ ]
                       PRE-EFFECTIVE AMENDMENT NO. 1                       [X]
                        POST-EFFECTIVE AMENDMENT NO.                       [ ]
                                     and/or

       REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940     [ ]
                              AMENDMENT NO. 1                              [X]
                        (CHECK APPROPRIATE BOX OR BOXES)

                              JOHN HANCOCK FUNDS II

               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

                601 CONGRESS STREET, BOSTON, MASSACHUSETTS 02210

               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)

        REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE (617) 663-2844

                                 JOHN J. DANELLO
                601 CONGRESS STREET, BOSTON, MASSACHUSETTS 02210

                     NAME AND ADDRESS (OF AGENT FOR SERVICE)

                          COPIES OF COMMUNICATIONS TO:

                              JOHN W. BLOUCH, ESQ.
                               DYKEMA GOSSETT PLLC
                               1300 I STREET, N.W.
                              WASHINGTON, DC 20005

APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING: As soon as practicable after the effective date of this Registration Statement.

It is proposed that this filing will become effective (check appropriate box):

[  ]  immediately upon filing pursuant to paragraph (b)

[  ]  on (date) pursuant to paragraph (b)

[  ]  60 days after filing pursuant to paragraph (a)(1)

[  ]  on (date) pursuant to paragraph (a)(1)

[  ]  75 days after filing pursuant to paragraph (a)(2)

[  ]  on (date) pursuant to paragraph (a)(2) of rule 485

      If appropriate, check the following box:

[ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(A) OF THE SECURITIES ACT OF 1933 OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(A), MAY DETERMINE.

THE INFORMATION IN THIS PROSPECTUS IS NOT COMPLETE AND MAY BE CHANGED. WE MAY NOT SELL THESE SECURITIES UNTIL THE POST-EFFECTIVE AMENDMENT TO THE REGISTRATION STATEMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION WITH RESPECT TO THESE SECURITIES IS EFFECTIVE. THIS PROSPECTUS IS NOT AN OFFER TO SELL THESE SECURITIES AND IT IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE THE OFFER OR SALE IS NOT PERMITTED.

      SUBJECT TO COMPLETION: PRELIMINARY PROSPECTUS DATED __________, 2005

JOHN HANCOCK FUNDS II

PROSPECTUS DATED __________, 2005

     -    CLASS NAV SHARES

500 Index Fund                International Equity Index Fund    Short-Term Bond Fund
Active Bond Fund              International Growth Fund          Small Cap Fund
All Cap Core Fund             International Opportunities Fund   Small Cap Growth Fund
All Cap Growth Fund           International Small Cap Fund       Small Cap Index Fund
All Cap Value Fund            International Stock Fund           Small Cap Opportunities Fund
Blue Chip Growth Fund         International Value Fund           Small Cap Value Fund
Bond Index Fund               Intrinsic Value Fund               Small Company Fund
Capital Appreciation Fund     Investment Quality Bond Fund       Small Company Growth Fund
Classic Value Fund            Large Cap Fund                     Small Company Value Fund
Core Bond Fund                Large Cap Growth Fund              Special Value Fund
Core Equity Fund              Large Cap Value Fund               Spectrum Income Fund
Dynamic Growth Fund           Managed Fund                       Strategic Bond Fund
Emerging Growth Fund          Mid Cap Core Fund                  Strategic Income Fund
Emerging Small Company Fund   Mid Cap Index Fund                 Strategic Value Fund
Equity-Income Fund            Mid Cap Stock Fund                 Total Return Fund
Financial Services Fund       Mid Cap Value Fund                 Total Stock Market Index Fund
Fundamental Value Fund        Money Market Fund                  U.S. Global Leaders Growth Fund
Global Allocation Fund        Natural Resources Fund             U.S. Government Securities Fund
Global Bond Fund              Pacific Rim Fund                   U.S. High Yield Bond Fund
Global Fund                   Quantitative All Cap Fund          U.S. Multi Sector Fund
Growth & Income Fund          Quantitative Mid Cap Fund          Utilities Fund
Growth Fund                   Quantitative Value Fund            Value & Restructuring Fund
Growth Opportunities Fund     Real Estate Securities Fund        Value Fund
Health Sciences Fund          Real Return Bond Fund              Value Opportunities Fund
High Yield Fund               Science & Technology Fund          Vista Fund

[JOHN HANCOCK FUNDS II LOGO]

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these funds or determined whether the information in this prospectus is adequate and accurate. Anyone who indicates otherwise is committing a federal crime.

CONTENTS

                                                                           PAGE
                                                                         -------
OVERVIEW
   SMALL CAP FUNDS
      Emerging Growth Fund...............................................      5
      Emerging Small Company Fund........................................      8
      Small Cap Growth Fund..............................................     14
      Small Cap Opportunities Fund.......................................     17
      Small Cap Fund.....................................................     20
      Small Cap Value Fund...............................................     23
      Small Company Fund.................................................     26
      Small Company Growth Fund .........................................     28
      Small Company Value Fund...........................................     30
      Special Value Fund.................................................     33
      Value Opportunities Fund ..........................................     36

   MID CAP FUNDS
      Dynamic Growth Fund................................................     38
      Growth Opportunities Fund .........................................     41
      Mid Cap Core Fund..................................................     43
      Mid Cap Stock Fund ................................................     46
      Mid Cap Value Fund.................................................     49
      Quantitative Mid Cap Fund..........................................     52
      Value Fund ........................................................     55
      Vista Fund ........................................................     58

   LARGE CAP FUNDS
      All Cap Core Fund..................................................     60
      All Cap Growth Fund................................................     63
      All Cap Value Fund.................................................     66
      Blue Chip Growth Fund..............................................     69
      Capital Appreciation Fund..........................................     73
      Classic Value Fund ................................................     76
      Core Equity Fund...................................................     79
      Equity-Income Fund.................................................     81
      Fundamental Value Fund.............................................     85
      Growth & Income Fund...............................................     88
      Growth Fund .......................................................     91
      Intrinsic Value Fund ..............................................     93
      Large Cap Growth Fund..............................................     95
      Large Cap Fund.....................................................     98
      Large Cap Value Fund...............................................    100
      Quantitative All Cap Fund .........................................    103
      Quantitative Value Fund............................................    106
      Strategic Value Fund...............................................    108
      U.S. Global Leaders Growth Fund....................................    111

   INTERNATIONAL FUNDS
      Global Fund .......................................................    113
      International Growth ..............................................    116
      International Opportunities Fund ..................................    118
      International Small Cap Fund.......................................    121
      International Stock Fund ..........................................    123
      International Value Fund...........................................    124
      Pacific Rim Fund ..................................................    130

   FIXED-INCOME FUNDS
      Active Bond Fund...................................................    133
      Core Bond Fund.....................................................    135

      Global Bond Fund...................................................    138
      High Yield Fund....................................................    141
      Investment Quality Bond Fund.......................................    144
      Money Market Fund..................................................    148
      Real Return Bond Fund..............................................    151
      Short-Term Bond Fund...............................................    154
      Spectrum Income Fund ..............................................    157
      Strategic Bond Fund................................................    160
      Strategic Income Fund..............................................    164
      Total Return Fund..................................................    166
      U.S. Government Securities Fund....................................    169
      U.S. High Yield Bond Fund..........................................    172

   HYBRID FUNDS
      Global Allocation Fund.............................................    174
      Managed Fund.......................................................    181
      U.S. Multi Sector Fund ............................................    185

   SPECIALTY FUNDS
      Financial Services Fund............................................    188
      Health Sciences Fund...............................................    192
      Natural Resources Fund.............................................    195
      Real Estate Securities Fund........................................    198
      Science & Technology Fund..........................................    202
      Utilities Fund.....................................................    206
      Value & Restructuring Fund ........................................    210

   INDEX FUNDS
      500 Index Fund ....................................................    212
      Bond Index Fund ...................................................    215
      International Equity Index Fund ...................................    218
      Mid Cap Index Fund ................................................    221
      Small Cap Index Fund ..............................................    224
      Total Stock Market Index Fund .....................................    227

YOUR ACCOUNT
      Class NAV shares ..................................................    230
      Transaction policies ..............................................    230
      Dividends and account policies ....................................    233

FUND DETAILS
      Business structure ................................................    233
      Subadviser information and management biographies .................    235

FINANCIAL HIGHLIGHTS

APPENDIX A - Schedule of management fees ................................    254

FOR MORE INFORMATION.....................................................    262

                                                                      Back Cover

OVERVIEW

JOHN HANCOCK FUNDS II

The funds of John Hancock Funds II (sometimes referred to as the "Fund") offer clearly defined investment strategies, each focusing on a particular market segment and following a disciplined investment process. Blended together or selected individually, these funds are designed to meet the needs of investors seeking risk-managed investment strategies from seasoned professional portfolio managers.

This prospectus relates to the Class NAV shares of the funds. Class NAV shares are sold to the Lifestyle Portfolios, which are other funds of the Fund, and to certain institutional investors.

RISKS OF MUTUAL FUNDS

Mutual funds are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Because you could lose money by investing in these funds, be sure to read all risk disclosure carefully before investing.

INVESTMENT MANAGEMENT

John Hancock Investment Management Services, LLC (the "Adviser") is the investment adviser to the Fund and each of the funds. The Adviser administers the business and affairs of the Fund and retains and compensates investment subadvisers which manage the assets of the funds. Each subadviser formulates a continuous investment program for each fund it subadvises, consistent with the fund's investment goals and policies. The Adviser and each of the subadvisers is registered as an investment adviser under the Investment Advisers Act of 1940 or is exempt from such registration. The Adviser is a wholly-owned subsidiary of Manulife Financial Corporation ("MFC"), a publicly traded company based in Toronto, Canada. MFC and its subsidiaries operate as "Manulife Financial" in Canada and Asia and primarily as "John Hancock" in the U.S.

FUND INFORMATION KEY

Concise fund-by-fund descriptions begin on the next page. Each description provides the following information:

[GRAPHIC]

GOAL AND STRATEGY

The fund's particular investment goals and the strategies it intends to use in pursuing those goals.

[GRAPHIC]

PAST PERFORMANCE

The fund's total return, measured year-by-year and over time.

[GRAPHIC]

MAIN RISKS

The major risk factors associated with the fund.

[GRAPHIC]

YOUR EXPENSES

The overall costs borne by an investor in the fund, including annual expenses.

                                 SMALL CAP FUNDS

EMERGING GROWTH FUND

SUBADVISER: MFC Global Investment Management (U.S.A.) Limited. ("MFC Global (U.S.A.)")

[GRAPHIC]

GOAL AND STRATEGY

The fund seeks superior long-term rates of return through capital appreciation. To pursue this goal, the fund invests under normal market conditions in high quality securities (those with a proven track record of performance and/or growth) and convertible instruments of small-cap U.S. companies.

Stocks of publicly traded companies -- and mutual funds that hold these stocks -- can be classified by the companies' market value, or capitalization. Market capitalization is defined according to Morningstar U.S. as follows: Based on a universe of the 5000 largest stocks in the U.S., the top 5% of the universe are large cap, the next 15% mid cap, and the bottom 80% are classified as small cap.

The fund will focus on purchasing high quality securities of small-cap U.S. companies whose growth prospects are better than average because they have a unique product or a technology/service edge or an expanding market share.

MFC Global (U.S.A.) focuses on a universe of approximately 1000 leading emerging growth stocks (those with growth prospects that are expected to be better than average) derived through a host of considerations including: size, fundamental analysis, balance sheet and market share analysis, company and industry growth prospectus and management interviews. The management team then uses a proprietary, quantitative system to rank stocks based on a variety of financial measures. Top-ranked stocks meeting both fundamental and quantitative criteria will be considered for the fund.

The fund may invest to a limited extent in foreign securities and may have exposure to foreign currencies through its investment in these securities, its direct holdings of foreign currencies or through its use of foreign currency exchange contracts for the purchase or sale of a fixed quantity of a foreign currency at a future date. Investments in foreign securities may include depositary receipts. The fund may also invest to a limited extent in fixed income securities including money market instruments.

The fund may invest in or use the following derivatives for hedging purposes in a manner consistent with the investment objectives of the fund and as permitted by applicable securities legislation: S&P Depository Receipts and Russell 2000 Growth i shares (or similar types of exchange traded funds), stock index futures contracts and options of stock index futures contracts. Such use would include the hedging of significant cash flows into or out of the fund.

In abnormal market conditions, the fund may temporarily invest extensively in cash and cash equivalents for defensive purposes. In taking these measures, the fund might not achieve its investment goal.

[GRAPHIC]

PAST PERFORMANCE

The graph shows how the fund's total return has varied from year to year, while the table shows performance of Class NAV shares over time (along with a broad-based market index for reference). This information may help provide an indication of the fund's risks. For periods prior to October __, 2005, the date on which the fund commenced operations, historical performance of the fund's shares is based on the performance of the shares of the fund's predecessor John Hancock Trust ("JHT") portfolio, the Emerging Growth Trust, as indicated in the note to the table. All figures assume dividend reinvestment. Past performance does not indicate future results.

CLASS NAV, TOTAL RETURNS

Best Quarter: Q4 '04, 11.97%
Worst Quarter: Q3 '04, -6.13%

INDEX (reflects no fees or taxes)

RUSSELL 2000 GROWTH INDEX -- an unmanaged index that measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.

CLASS NAV CALENDAR YEAR TOTAL RETURNS

[BAR CHART]

    2004
    ----
    6.9%

The year-to-date return as of September 30, 2005 is ____%.

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12-31-04(A)

                            1 YEAR   SINCE INCEPTION
                            ------   ---------------
Class NAV                    6.89%        22.43%
Russell 2000 Growth Index   14.31%        33.26%

----------
(a) For periods prior to October __, 2005, performance is based on the performance of the fund's predecessor JHT portfolio which commenced operations on May 5, 2003. The performance of Class NAV shares is based on the performance of NAV shares of the predecessor portfolio. The NAV shares of the predecessor portfolio commenced operations on April 29, 2005, and their performance for periods prior to that date includes the performance of the portfolio's Series I shares. The NAV shares had (and the Class NAV shares have) lower expenses than the Series I shares. Performance would be higher if adjusted for these lower expenses.

[GRAPHIC]

MAIN RISKS

     - EQUITY SECURITIES RISK. Stock markets are volatile, and the price of equity securities such as common and preferred stocks (and their equivalents) will fluctuate. The value of equity securities purchased by the fund could decline if the financial condition of the companies in which the fund invests decline or if overall market and economic conditions deteriorate.

     - SMALL/MID CAP STOCK RISK. The fund's investments in small-cap and mid-cap companies may be subject to more erratic price movements than investments in larger, more established companies. In particular, mid-sized companies may pose greater risk due to narrow product lines, limited financial resources, less depth in management or a limited trading market for their securities. Similarly, small cap companies may be developing or marketing new products or services for which markets are not yet and may never become established. While small, unseasoned companies may offer greater opportunities for capital growth than larger, more established companies, they also involve greater risks and should be considered speculative.

     - GROWTH STOCK RISK. Because growth securities typically do not make dividend payments to shareholders, investment returns are based on capital appreciation, making returns more dependent on market increases and decreases. Growth stocks may therefore be more volatile than non-growth stocks.

     - FIXED-INCOME SECURITIES RISK. Fixed-income securities or bonds are subject to credit risk and interest rate risk. The credit rating of bonds in the fund's portfolio could be downgraded or the issuer of a bond could default on its obligations. In general, lower-rated fixed-income securities involve more credit risk. When interest rates rise, bond prices generally fall.

     - FOREIGN SECURITIES RISK. Foreign securities involve special risks, including potentially unfavorable currency exchange rates, limited government regulation (including less stringent investor protection and disclosure standards) and exposure to possible economic, political and social instability.

     - DERIVATIVES RISK. The fund's use of certain derivative instruments (such as options, futures and swaps) could produce disproportionate gains or losses. Derivatives are generally considered more risky than direct investments and, in a down market, could become harder to value or sell at a fair price.

[GRAPHIC]

YOUR EXPENSES

Operating expenses are paid from the fund's assets, and therefore are paid by shareholders indirectly.

ANNUAL OPERATING EXPENSES               CLASS NAV
-------------------------               ---------
Management fee                            0.80%
Distribution and service (12b-1) fees       --
Other expenses (a)                        0.07%
Total fund operating expenses             0.87%

----------
(a)  Based on estimated amounts for the current fiscal year.

The hypothetical example below shows what your expenses would be if you invested $10,000 over the time periods indicated, assuming you reinvested all distributions and that the average annual return was 5%. The example is for comparison only, and does not represent the fund's actual expenses and returns, either past or future.

EXPENSE EXAMPLES   YEAR 1   YEAR 3   YEAR 5   YEAR 10
----------------   ------   ------   ------   -------
Class NAV            $89     $277     $482     $1,072

PORTFOLIO MANAGERS

The MFC Global (U.S.A.) portfolio managers for the fund and its predecessor and the year each joined the fund team are:

Robert Lutzko (2003)
Niall Brown (2003)

See page __ for subadviser information and management biographies.

FUND CODES

CLASS NAV   Ticker              JHEGX
            CUSIP               47803V846
            Newspaper
            SEC number
            JH II fund number

EMERGING SMALL COMPANY FUND

SUBADVISER: Franklin Advisers, Inc. ("Franklin")

[GRAPHIC]

GOAL AND STRATEGY

The fund seeks long-term growth of capital. To pursue this goal, the fund invests, under normal market conditions, at least 80% of its total assets (plus any borrowings for investment purposes) in common stock equity securities of companies with market capitalizations that approximately match the range of capitalizations of the Russell 2000 Growth Index ($58 million to $3.4 billion as of August 31, 2005) ("small cap stocks") at the time of purchase.

The securities of small cap companies are traded on the New York Stock Exchange, the American Stock Exchange and in the over-the-counter market. Equity securities also include preferred stocks, securities convertible into common stocks, and warrants for the purchase of common stocks.

The fund may also invest up to 20% (measured at the time of purchase) of its total assets in any combination of the following if the investment presents a favorable investment opportunity consistent with the fund's investment goal:

     - equity securities of larger capitalization companies which Franklin believes have the potential for strong growth potential, and

     - relatively well-known, larger companies in mature industries which Franklin believes have the potential for capital appreciation.

Franklin will choose small cap companies that it believes are positioned for above average growth in revenues, earnings or assets. Franklin looks for companies it believes have distinct and sustainable competitive advantages, such as a particular marketing or product niche, proven technology and industry leadership. Franklin uses a disciplined "bottom-up" approach to stock selection, blending fundamental and quantitative analysis. Franklin diversifies the fund's assets across many industries, and from time to time may invest substantially in certain sectors, including electronic technology and technology services. Small companies often pay no dividends, and current income is not a factor in the selection of stocks. The fund may invest in internet related companies.

The fund may invest up to 5% of its total assets in corporate debt securities that Franklin believes have the potential for capital appreciation as a result of improvements in the creditworthiness of the issuer. Debt securities may include bonds, notes and debentures. The fund may invest in both rated and unrated debt securities. The fund will only purchase securities rated "B" or above by Moody's or Standard & Poor's (or comparable unrated securities). The fund will not invest more than 5% of its total assets in non-investment grade securities (rated lower than "BBB" by Standard & Poor's or "Baa" by Moody's or comparable unrated securities). The receipt of income from debt securities is incidental to the fund's investment goal of capital growth.

The fund may invest up to 25% of its total assets in foreign securities, including those of developing or undeveloped markets, and sponsored or unsponsored American, European and Global Depositary Receipts. The fund currently intends to limit its investments in foreign securities to 10% of its total assets.

The fund may also invest up to 10% of its total assets in real estate investment trusts ("REITs"). See "Real Estate Securities Trust" below for a discussion of REITs and the risks of investing in these trusts.

The fund is authorized to use all of the various investment strategies (including options, futures, currency and other derivatives transactions) referred to under "Hedging and Other Strategic Transactions" in the Statement of Additional Information.

In abnormal market conditions, the fund may temporarily invest extensively in cash and cash equivalents for defensive purposes. In taking these measures, the fund might not achieve its investment goal.

[GRAPHIC]

PAST PERFORMANCE

The graph shows how the fund's total return has varied from year to year, while the table shows performance of Class NAV shares over time (along with a broad-based market index for reference). This information may help provide an indication of the fund's risks. For periods prior to October __, 2005, the date on which the fund commenced operations, historical performance of the fund's shares is based on the performance of the shares of the fund's predecessor John Hancock Trust ("JHT") portfolio, the Emerging Small Company Trust, as indicated in the note to the table. All figures assume dividend reinvestment. Past performance does not indicate future results.

CLASS NAV, TOTAL RETURNS

Best Quarter: Q4, '99, 59.08%
Worst Quarter: Q1, '01, -26.19%

INDEX (reflects no fees or taxes)

RUSSELL 2000 GROWTH INDEX -- an unmanaged index that measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.

CLASS NAV CALENDAR YEAR TOTAL RETURNS

[BAR CHART]

1997   1998   1999   2000    2001    2002   2003   2004
----   ----   ----   ----    ----    ----   ----   ----
17.1%  0.1%   73.5%  -4.3%  -22.2%  -29.2%  39.7%  11.5%

The year-to-date return as of September 30, 2005 is ____%.

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12-31-04 (A)

                            1 YEAR   5 YEARS   SINCE INCEPTION
                            ------   -------   ---------------
Class NAV                   11.52%    -3.87%        6.62%
Russell 2000 Growth Index   14.31%    -3.57%        3.96%

----------
(a) For periods prior to October __, 2005, performance is based on the performance of the fund's predecessor JHT portfolio which commenced operations on January 1, 1997. The performance of Class NAV shares is based on the performance of NAV shares of the predecessor portfolio. The NAV shares of the predecessor portfolio commenced operations on April 29, 2005, and their performance for periods prior to that date includes the performance of the portfolio's Series I shares. The NAV shares had (and the Class NAV shares have) lower expenses than the Series I shares. Performance would be higher if adjusted for these lower expenses. Effective May 1, 1999, the predecessor JHT portfolio changed its subadviser and its investment objective. Performance reflects results prior to these changes.

[GRAPHIC]

MAIN RISKS

     - EQUITY SECURITIES RISK. Stock markets are volatile, and the price of equity securities such as common and preferred stocks (and their equivalents) will fluctuate. The value of equity securities purchased by the fund could decline if the financial condition of the companies in which the fund invests decline or if overall market and economic conditions deteriorate.

     - SMALL CAP STOCK RISK. The fund's investments in smaller companies may be subject to more erratic price movements than investments in larger, more established companies. Small cap companies may be developing or marketing new products or services for which markets are not yet and may never become established. While small, unseasoned companies may offer greater opportunities for capital growth than larger, more established companies, they also involve greater risks and should be considered speculative.

     - GROWTH STOCK RISK. Because growth securities typically do not make dividend payments to shareholders, investment returns are based on capital appreciation, making returns more dependent on market increases and decreases. Growth stocks may therefore be more volatile than non-growth stocks.

     - INTERNET RELATED INVESTMENTS RISK. Companies engaged in Internet-related activities are particularly vulnerable to (a) rapidly changing technology, (b) extensive government regulation and (c) relatively high risk of obsolescence caused by scientific and technological advances. In addition, such companies may be difficult to value, and many have high share prices relative to their earnings which may not be sustainable over the long-term. Moreover, many Internet companies are not yet profitable and will need additional financing to continue their operations; there can be no guarantee that such financing will be available.

     - FOREIGN SECURITIES RISK. Foreign securities involve special risks, including potentially unfavorable currency exchange rates, limited government regulation (including less stringent investor protection and disclosure standards) and exposure to possible economic, political and social instability.

     - REAL ESTATE SECURITIES RISK. REITs or other real estate-related securities are subject to the risks associated with direct ownership of real estate, including declines in the value of real estate, risks related to general and local economic conditions, increases in property taxes and operating expenses, changes in zoning laws, changes in interest rates, and liabilities resulting from environmental problems. Equity and mortgage REITs are dependant on management skills and generally are not diversified. They could also fail to qualify for tax-free pass-through of income under the Internal Revenue Code or to maintain their exemptions under the 1940 Act. Mortgage REITs may be affected by the quality of any credit extended.

     - FIXED-INCOME SECURITIES RISK. Fixed-income securities or bonds are subject to credit risk and interest rate risk. The credit rating of bonds in the fund's portfolio could be downgraded or the issuer of a bond could default on its obligations. In general, lower-rated fixed-income securities involve more credit risk. When interest rates rise, bond prices generally fall.

     - HIGH YIELD SECURITIES RISK. Fixed-income securities that are not investment grade are commonly referred to as high yield securities or "junk bonds." These securities offer a potentially higher yield than other, higher rated securities, but they carry a greater degree of risk and are considered speculative by the major credit rating agencies.

     - DERIVATIVES RISK. The fund's use of certain derivative instruments (such as options, futures and swaps) could produce disproportionate gains or losses. Derivatives are generally considered more risky than direct investments and, in a down market, could become harder to value or sell at a fair price.

[GRAPHIC]

YOUR EXPENSES

Operating expenses are paid from the fund's assets, and therefore are paid by shareholders indirectly.

ANNUAL OPERATING EXPENSES               CLASS NAV
-------------------------               ---------
Management fee                            1.00%
Distribution and service (12b-1) fees       --
Other expenses (a)                        0.06%
Total fund operating expenses             1.06%

----------
(a)  Based on estimated amounts for the current fiscal year.

The hypothetical example below shows what your expenses would be if you invested $10,000 over the time periods indicated, assuming you reinvested all distributions and that the average annual return was 5%. The example is for comparison only, and does not represent the fund's actual expenses and returns, either past or future.

EXPENSE EXAMPLES   YEAR 1   YEAR 3   YEAR 5   YEAR 10
----------------   ------   ------   ------   -------
Class NAV           $108     $337     $585     $1,294

PORTFOLIO MANAGERS

Members of Franklin's management team for the fund and its predecessor and the year each joined the fund team are:

Michael McCarthy (1999)
Zachary Perry (2004)
Brad Carris (2004)

See page __ for subadviser information and management biographies.

FUND CODES

CLASS NAV   Ticker              JHESX
            CUSIP               47803V820
            Newspaper
            SEC number
            JH II fund number

GROWTH OPPORTUNITIES FUND

SUBADVISER: Grantham, Mayo, Van Otterloo & Co. LLC ("GMO")

[GRAPHIC]

GOAL AND STRATEGY

The fund seeks long-term capital growth. To pursue this goal, the fund seeks to outperform its benchmark. The fund typically makes equity investments in companies whose stocks are included in the Russell 2500 Index, or in companies with total market capitalizations similar such companies ("small cap companies"). As of May 31, 2005, the market capitalizations of companies included in the Russell 2500 Index ranged from $20 million to $8 billion, the average market capitalization was approximately $2.4 billion; and the median market capitalization was approximately $690 million. The fund normally invests at least 80% of its assets in securities of small cap companies.

In managing the portfolio, the subadviser uses proprietary research and multiple quantitative models to identify small cap company stocks it believes have improving fundamentals. The subadviser then narrows the selection to small cap company stocks it believes have growth characteristics and are undervalued. Generally, these growth stocks are trading at prices below what the subadviser believes to be their true fundamental value. The subadviser also uses proprietary techniques to adjust the portfolio for factors such as stock selection discipline (criteria used for selecting stocks) and industry and sector weights. The factors considered by the subadviser and the models used may change over time.

The fund intends to be fully invested, and generally will not take temporary defensive positions through investment in cash and high quality money market instruments. In pursuing its investment strategy, the portfolio may (but is not obligated to) use a wide variety of exchange-traded and over-the-counter derivative instruments, including options, futures, and swap contracts to (i) hedge equity exposure; (ii) replace direct investing (e.g., creating equity exposure through the use of futures contracts or other derivative instruments); and (iii) manage risk by implementing shifts in investment exposure.

The fund is authorized to use all of the various investment strategies (including options, futures, currency and other derivatives transactions) referred to under "Hedging and Other Strategic Transactions" in the Statement of Additional Information.

In abnormal market conditions, the fund may temporarily invest extensively in cash and cash equivalents for defensive purposes. In taking these measures, the fund might not achieve its investment goal.

Benchmark. The fund's benchmark is the Russell 2500 Growth Index, which measures the performance of stocks included in the Russell 2500 Index with higher price-to-book ratios and higher forecasted growth values, and which is independently maintained and published by the Frank Russell Company.

[GRAPHIC]

PAST PERFORMANCE

Performance information is not presented for the fund because it commenced operations on October 31, 2005 and has not yet completed a full calendar year of operations. Generally, performance may be expected to vary from year to year. Past performance, when presented, does not indicate future results.

[GRAPHIC]

MAIN RISKS

     - EQUITY SECURITIES RISK. Stock markets are volatile, and the price of equity securities such as common and preferred stocks (and their equivalents) will fluctuate. The value of equity securities purchased by the fund could decline if the financial condition of the companies in which the fund invests decline or if overall market and economic conditions deteriorate.

     - SMALL CAP STOCK RISK. The fund's investments in smaller companies may be subject to more erratic price movements than investments in larger, more established companies. Small cap companies may be developing or marketing new products or services for which markets are not yet and may never become established. While small, unseasoned companies may offer greater opportunities for capital growth than larger, more established companies, they also involve greater risks and should be considered speculative.

     - GROWTH STOCK RISK. Because growth securities typically do not make dividend payments to shareholders, investment returns are based on capital appreciation, making returns more dependent on market increases and decreases. Growth stocks may therefore be more volatile than non-growth stocks.

     - NON-DIVERSIFICATION RISK. The fund is non-diversified and may invest a high percentage of its assets in the securities of a small number of companies. This may result in more volatile performance relative to more diversified funds. The less diversified a fund's holdings are, the more a specific stock's poor performance is likely to affect its performance.

     - DERIVATIVES RISK. The fund's use of certain derivative instruments (such as options, futures and swaps) could produce disproportionate gains or losses. Derivatives are generally considered more risky than direct investments and, in a down market, could become harder to value or sell at a fair price.

[GRAPHIC]

YOUR EXPENSES

Operating expenses are paid from the fund's assets, and therefore are paid by shareholders indirectly.

ANNUAL OPERATING EXPENSES               CLASS NAV
-------------------------               ---------
Management fee                            0.80%
Distribution and service (12b-1) fees       --
Other expenses (a)                        0.07%
Total fund operating expenses             0.87%

----------
(a)  Based on estimated amounts for the current fiscal year.

The hypothetical example below shows what your expenses would be if you invested $10,000 over the time periods indicated, assuming you reinvested all distributions and that the average annual return was 5%. The example is for comparison only, and does not represent the fund's actual expenses and returns, either past or future.

EXPENSE EXAMPLES   YEAR 1   YEAR 3
----------------   ------   ------
Class NAV            $89     $277

PORTFOLIO MANAGERS

GMO's U.S. Quantitative Investment Division manages the fund. The senior members of the Division with responsibilities for the fund and the year each joined the fund team are:

Robert Soucy (October 2005)
Sam Wilderman (October 2005)

See page __ for subadviser information and management biographies.

FUND CODES

CLASS NAV   Ticker
            CUSIP
            Newspaper
            SEC number
            JH II fund number

SMALL CAP GROWTH FUND

SUBADVISER: Wellington Management Company, LLP ("Wellington Management")

[GRAPHIC]

GOAL AND STRATEGY

The fund seeks long-term capital appreciation. To pursue this goal, the fund invests, under normal market conditions, primarily in small-cap companies that are believed to offer above-average potential for growth in revenues and earnings.

Wellington Management selects stocks using a combination of quantitative screens and bottom-up, fundamental security research. Quantitative screening seeks to narrow the list of small capitalization companies and to identify a group of companies with strong revenue growth and accelerating earnings. Fundamental equity research seeks to identify individual companies from that group with a higher potential for earnings growth and capital appreciation.

The sub-adviser looks for companies based on a combination of criteria including one or more of the following:

-    Improving market shares and positive financial trends;

-    Superior management with significant equity ownership; and

-    Attractive valuations relative to earnings growth outlook.

The fund is likely to experience periods of higher turnover in portfolio securities because the subadviser frequently adjusts the selection of companies and/or their position size based on these criteria. The fund's sector exposures are broadly diversified but are primarily a result of stock selection and therefore may vary significantly from the benchmark.

The subadviser will normally invest at least 80% of the fund's assets in small-cap companies. For the purposes of the fund, "small cap companies" are those with market capitalization that are within the range of capitalization of companies represented in either the Russell 2000 Growth Index ($58 million to $3.4 billion as of August 31, 2005) or the Russell 2000 Index ($58 million to $3.5 billion as of August 31, 2005).

The fund may invest in initial public offerings (IPOs). The fund may also purchase each of the following types of securities, but not as a principal investment strategy: U.S. dollar denominated foreign securities, certain Exchange Traded Funds (ETFs), and certain derivatives (investments whose value is based on an index or other securities).

The fund is authorized to use all of the various investment strategies (including options, futures, currency and other derivatives transactions) referred to under "Hedging and Other Strategic Transactions" in the Statement of Additional Information.

The fund normally has 10% or less (usually lower) of its assets in cash and cash equivalents. In abnormal market conditions, the fund may temporarily invest extensively in cash and cash equivalents for defensive purposes. In taking these measures, the fund might not achieve its investment goal.

[GRAPHIC]

PAST PERFORMANCE

The graph shows how the fund's total return has varied from year to year, while the table shows performance of Class NAV shares over time (along with a broad-based market index for reference). This information may help provide an indication of the fund's risks. For periods prior to October __, 2005, the date on which the fund commenced operations, historical performance of the fund's shares is based on the performance of the shares of the fund's predecessor John Hancock Trust ("JHT") portfolio, the Small Cap Growth Trust, as indicated in the note to the table. All figures assume dividend reinvestment. Past performance does not indicate future results.

CLASS NAV, TOTAL RETURNS

Best Quarter: Q4 '01, 26.90%
Worst Quarter: Q3 '01, -27.11%

INDEX (reflects no fees or taxes)

RUSSELL 2000 GROWTH INDEX -- an unmanaged index that measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.

CLASS NAV CALENDAR YEAR TOTAL RETURNS

[BAR CHART]

1997   1998   1999   2000   2001    2002   2003   2004
----   ----   ----   ----   ----   -----   ----   ----
25.6%  -6.0%  -3.4%  -8.9%  -3.8%  -28.2%  48.8%  9.5%

The year-to-date return as of September 30, 2005 is ____%.

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12-31-04(A)

                            1 YEAR   5 YEARS   SINCE INCEPTION
                            ------   -------   ---------------
Class NAV                    9.45%    0.50%         2.99%
Russell 2000 Growth Index   14.31%    -3.57%        3.37%

----------
(a) For periods prior to October __, 2005, performance is based on the performance of the fund's predecessor JHT portfolio which commenced operations on April 29, 2005 when it succeeded to the operations and assumed the historical performance of the sole class of shares (the "VST Shares") of a John Hancock Variable Series Trust I portfolio which had commenced operations on May 1, 1996. The performance of Class NAV shares is based on the performance of NAV shares of the JHT predecessor portfolio. The NAV shares of the JHT predecessor portfolio had (and the Class NAV shares have) higher expenses than the VST Shares. Performance would be lower if adjusted for these higher expense.

[GRAPHIC]

MAIN RISKS

     - EQUITY SECURITIES RISK. Stock markets are volatile, and the price of equity securities such as common and preferred stocks (and their equivalents) will fluctuate. The value of equity securities purchased by the fund could decline if the financial condition of the companies in which the fund invests decline or if overall market and economic conditions deteriorate.

     - GROWTH STOCK RISK. Because growth securities typically do not make dividend payments to shareholders, investment returns are based on capital appreciation, making returns more dependent on market increases and decreases. Growth stocks may therefore be more volatile than non-growth stocks.

     - INVESTMENT CATEGORY RISK. The fund's strategy of investing in small cap stocks carries the risk that in certain markets small cap stocks will underperform mid cap or large cap stocks.

     - SMALL CAP STOCK RISK. The fund's investments in smaller companies may be subject to more erratic price movements than investments in larger, more established companies. Small cap companies may be developing or marketing new products or services for which markets are not yet and may never become established. While small, unseasoned companies may offer greater opportunities for capital growth than larger, more established companies, they also involve greater risks and should be considered speculative.

     - INITIAL PUBLIC OFFERINGS ("IPOS") RISK. The fund is subject to the risks associated with purchases of shares issued in IPOs by companies that have little operating history as public companies. The market for IPO issuers has been volatile and share prices of certain newly-public companies have fluctuated in significant amounts over short periods of time.

     - DERIVATIVES RISK. The fund's use of certain derivative instruments (such as options, futures and swaps) could produce disproportionate gains or losses. Derivatives are generally considered more risky than direct investments and, in a down market, could become harder to value or sell at a fair price.

[GRAPHIC]

YOUR EXPENSES

Operating expenses are paid from the fund's assets, and therefore are paid by shareholders indirectly.

ANNUAL OPERATING EXPENSES               CLASS NAV
-------------------------               ---------
Management fee                            1.07%
Distribution and service (12b-1) fees       --
Other expenses (a)                        0.47%
Total fund operating expenses             1.54%

----------
(a)  Based on estimated amounts for the current fiscal year.

The hypothetical example below shows what your expenses would be if you invested $10,000 over the time periods indicated, assuming you reinvested all distributions and that the average annual return was 5%. The example is for comparison only, and does not represent the fund's actual expenses and returns, either past or future.

EXPENSE EXAMPLES   YEAR 1   YEAR 3   YEAR 5   YEAR 10
----------------   ------   ------   ------   -------
Class NAV           $157     $488     $841     $1,838

PORTFOLIO MANAGER

The Wellington Management portfolio manager for the fund and its predecessor and the year he joined the fund team are:

Steven C. Angeli, CFA (2003)

See page __ for subadviser information and management biographies.

FUND CODES

CLASS NAV   Ticker
            CUSIP
            Newspaper
            SEC number
            JH II fund number

SMALL CAP OPPORTUNITIES FUND

SUBADVISER: Munder Capital Management ("Munder")

[GRAPHIC]

GOAL AND STRATEGY

The fund seeks long-term capital appreciation. To pursue this goal, the fund invests, under normal market conditions, at least 80% of its assets (plus any borrowings for investment purposes) in equity securities of small-capitalization companies. Small-capitalization companies are those companies with market capitalizations within the range of the companies in the Russell 2000 Index ($58 million to $3.4 billion as of August 31, 2005).

The fund attempts to provide potentially higher returns than a portfolio that invests primarily in larger, more established companies. Since small companies are generally not as well known to investors or have less of an investor following than larger companies, they may provide higher returns due to inefficiencies in the marketplace.

The fund will usually invest in equity securities of companies that the subadviser believes can be purchased at a price significantly below its inherent value. A company's equity securities may be undervalued because the company is temporarily overlooked or out of favor due to general economic conditions, a market decline, industry conditions or developments affecting the particular company.

In addition to valuation, the subadviser considers these factors, among others in choosing companies:

     -    stable or improving earnings records;

     -    sound finances;

     -    above-average growth prospectus;

     -    participation in a fast growing industry;

     -    strategic niche position in a specialized market; and

     -    adequate capitalization.

The fund may write covered call options during especially volatile markets and also invest in equity securities of larger capitalization companies. Even though the fund will receive the option premium to help protect it against loss, a call option sold by the fund will expose the portfolio during the term of the option to possible loss of the opportunity to sell the underlying security or instrument with a gain. The fund may also engage in short-term trading of portfolio securities.

The fund is authorized to use all of the various investment strategies (including options, futures, currency and other derivatives transactions) referred to under "Hedging and Other Strategic Transactions" in the Statement of Additional Information.

In abnormal market conditions, the fund may temporarily invest extensively in cash and cash equivalents for defensive purposes. In taking these measures, the fund might not achieve its investment goal.

[GRAPHIC]

PAST PERFORMANCE

The graph shows how the fund's total return has varied from year to year, while the table shows performance of Class NAV shares over time (along with a broad-based market index for reference). This information may help provide an indication of the fund's risks. For periods prior to October __, 2005, the date on which the fund commenced operations, historical performance of the fund's shares is based on the performance of the shares of the fund's predecessor John Hancock Trust ("JHT") portfolio, the Small Cap Opportunities Trust, as indicated in the note to the table. All figures assume dividend reinvestment. Past performance does not indicate future results.

CLASS NAV, TOTAL RETURNS

Best Quarter: Q4 '03, 18.89%
Worst Quarter: Q2 '04, -0.29%

INDEX (reflects no fees or taxes)

RUSSELL 2000 VALUE INDEX -- an unmanaged index that measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

CLASS NAV CALENDAR YEAR TOTAL RETURNS

[BAR CHART]

2004
----
25.8%

The year-to-date return as of September 30, 2005 is ____%.

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12-31-04(A)

                           1 YEAR   SINCE INCEPTION
                           ------   ---------------
Class NAV                   25.78%       40.69%
Russell 2000 Value Index    22.25%       38.34%

----------
(a) For periods prior to October __, 2005, performance is based on the performance of the fund's predecessor JHT portfolio which commenced operations on May 5, 2003. The performance of Class NAV shares is based on the performance of NAV shares of the predecessor portfolio. The NAV shares of the predecessor portfolio commenced operations on April 29, 2005, and their performance for periods prior to that date includes the performance of the portfolio's Series I shares. The NAV shares had (and the Class NAV shares have) lower expenses than the Series I shares. Performance would be higher if adjusted for these lower expenses.

[GRAPHIC]

MAIN RISKS

     - EQUITY SECURITIES RISK. Stock markets are volatile, and the price of equity securities such as common and preferred stocks (and their equivalents) will fluctuate. The value of equity securities purchased by the fund could decline if the financial condition of the companies in which the fund invests decline or if overall market and economic conditions deteriorate.

     - SMALL CAP STOCK RISK. The fund's investments in smaller companies may be subject to more erratic price movements than investments in larger, more established companies. Small cap companies may be developing or marketing new products or services for which markets are not yet and may never become established. While small, unseasoned companies may offer greater opportunities for capital growth than larger, more established companies, they also involve greater risks and should be considered speculative.

     - INVESTMENT CATEGORY RISK. The fund's strategy of investing in small cap stocks carries the risk that in certain markets small cap stocks will underperform large cap stocks. Similarly, the fund's strategy of investing in value stocks carries the risk that in certain markets value stocks will underperform growth stocks.

     - ACTIVE PORTFOLIO TRADING RISK. The fund may actively trade portfolio securities, which could increase transaction costs (thus lowering performance) and increase your taxable distributions.

     - DERIVATIVES RISK. The fund's use of certain derivative instruments (such as options, futures and swaps) could produce disproportionate gains or losses. Derivatives are generally considered more risky than direct investments and, in a down market, could become harder to value or sell at a fair price.

[GRAPHIC]

YOUR EXPENSES

Operating expenses are paid from the fund's assets, and therefore are paid by shareholders indirectly.

ANNUAL OPERATING EXPENSES               CLASS NAV
-------------------------               ---------
Management fee                            0.99%
Distribution and service (12b-1) fees       --
Other expenses (a)                        0.07%
Total fund operating expenses             1.06%

----------
(a)  Based on estimated amounts for the current fiscal year.

The hypothetical example below shows what your expenses would be if you invested $10,000 over the time periods indicated, assuming you reinvested all distributions and that the average annual return was 5%. The example is for comparison only, and does not represent the fund's actual expenses and returns, either past or future.

EXPENSE EXAMPLES   YEAR 1   YEAR 3   YEAR 5   YEAR 10
----------------   ------   ------   ------   -------
Class NAV           $108     $336     $583     $1,291

PORTFOLIO MANAGERS

The Munder portfolio managers for the fund and its predecessor and the year each joined the fund team are:

John P. Richardson, CFA (2003)
Julie R. Hollinshead, CFA (2003)
Robert E. Crosby, CFA (2003)

See page __ for subadviser information and management biographies.

FUND CODES

CLASS NAV   Ticker              JHSOX
            CUSIP               47803X883
            Newspaper
            SEC number
            JH II fund number

SMALL CAP FUND

SUBADVISER: Independence Investment LLC ("Independence")

[GRAPHIC]

GOAL AND STRATEGY

The fund seeks maximum capital appreciation consistent with reasonable risk to principal. To pursue this goal, the fund invests, under normal market conditions, at least 80% of its net assets in equity securities of small cap companies whose market capitalizations do not exceed the greater of (a) $2 billion, (b) the market capitalization of the companies in the Russell 2000 Index ($6.4 billion as of March 31, 2005), and (c) the market capitalization of the companies in the S&P Small Cap 600 Index ($5.2 billion as of March 31,
2005).

Independence selects securities for the fund using a bottom-up selection process that focuses on stocks of statistically undervalued yet promising companies that it believes are likely to show improving fundamental prospects with identifiable catalysts for change. Examples of catalysts the subadviser may consider include a new product, new management, regulatory changes, industry or company restructuring or a strategic acquisition.

The subadviser will attempt to identify undervalued securities using quantitative screening parameters, including various financial ratios and "earnings per share" revisions, which measure the change in earnings estimate expectations. The subadviser additionally narrows the list of stocks using fundamental security analysis, which may include on-site visits, outside research and analytical judgment.

The fund may sell a stock, for example, if: the stock reaches the target price set by the subadviser; the subadviser decides, using the same quantitative screens as in the selection process, that the stock is statistically overvalued; or the subadviser decides the earnings expectations or fundamental outlook for the company have deteriorated.

The fund may invest in initial public offerings ("IPOs"). The fund may purchase other types of securities that are not primary investment vehicles, for example:
U.S. dollar denominated foreign securities and ADRs, certain Exchange-traded funds ("ETFs"), and certain derivatives (instruments whose value is based on indexes or other securities). For purposes of the fund, ETFs are considered securities with a market capitalization equal to the weighted average market capitalization of the basket of securities comprising the ETF.

As timing the market is not an important part of the subadviser's investment strategy, cash reserves will normally represent a small portion of the fund's assets (under 20%).

The fund is authorized to use all of the various investment strategies (including options, futures, currency and other derivatives transactions) referred to under "Hedging and Other Strategic Transactions" in the Statement of Additional Information.

In abnormal market conditions, the fund may temporarily invest extensively in cash and cash equivalents for defensive purposes. In taking these measures, the fund might not achieve its investment goal.

[GRAPHIC]

PAST PERFORMANCE

For periods prior to October __, 2005, the date on which the fund commenced operations, historical performance of the fund's shares is based on the performance of the shares of the fund's predecessor John Hancock Trust ("JHT") portfolio, the Small Cap Trust. Performance information is not provided for the fund since its predecessor JHT portfolio commenced operations in May 2005 and has not yet completed a full calendar year of operations. Generally, performance may be expected to vary from year to year. Past performance, when presented, does not indicate future results.

[GRAPHIC]

MAIN RISKS

     - EQUITY SECURITIES RISK. Stock markets are volatile, and the price of equity securities such as common and preferred stocks (and their equivalents) will fluctuate. The value of equity securities purchased by the fund could decline if the financial condition of the companies in which the fund invests decline or if overall market and economic conditions deteriorate.

     - NON-DIVERSIFICATION RISK. The fund is non-diversified and may invest a high percentage of its assets in the securities of a small number of companies. This may result in more volatile performance relative to more diversified funds. The less diversified a fund's holdings are, the more a specific stock's poor performance is likely to affect its performance.

     - SMALL CAP STOCK RISK. The fund's investments in smaller companies may be subject to more erratic price movements than investments in larger, more established companies. Small cap companies may be developing or marketing new products or services for which markets are not yet and may never become established. While small, unseasoned companies may offer greater opportunities for capital growth than larger, more established companies, they also involve greater risks and should be considered speculative.

     - INITIAL PUBLIC OFFERINGS ("IPOS") RISK. The fund is subject to the risks associated with purchases of shares issued in IPOs by companies that have little operating history as public companies. The market for IPO issuers has been volatile and share prices of certain newly-public companies have fluctuated in significant amounts over short periods of time.

     - DERIVATIVES RISK. The fund's use of certain derivative instruments (such as options, futures and swaps) could produce disproportionate gains or losses. Derivatives are generally considered more risky than direct investments and, in a down market, could become harder to value or sell at a fair price.

     - VALUE STOCK RISK. The fund's investments in value stocks carry the risk that the market will not recognize a security's intrinsic value for a long time or that a stock believed to be undervalued may actually be appropriately priced.

[GRAPHIC]

YOUR EXPENSES

Operating expenses are paid from the fund's assets, and therefore are paid by shareholders indirectly.

ANNUAL OPERATING EXPENSES               CLASS NAV
-------------------------               ---------
Management fee                            0.85%
Distribution and service (12b-1) fees       --
Other expenses (a)                        0.07%
Total fund operating expenses             0.92%

----------
(a)  Based on estimated amounts for the current fiscal year.

The hypothetical example below shows what your expenses would be if you invested $10,000 over the time periods indicated, assuming you reinvested all distributions and that the average annual return was 5%. The example is for comparison only, and does not represent the fund's actual expenses and returns, either past or future.

EXPENSE EXAMPLES   YEAR 1   YEAR 3   YEAR 5   YEAR 10
----------------   ------   ------   ------   -------
Class NAV            $94     $293     $509     $1,131

PORTFOLIO MANAGER

The Independence portfolio manager for the fund and its predecessor and the year he joined the fund team are:

Charles S. Glovsky, CFA (May 2005)

See page __ for subadviser information and management biographies.

FUND CODES

CLASS NAV   Ticker              JHSPX
            CUSIP               47803X560
            Newspaper
            SEC number
            JH II fund number

SMALL CAP VALUE FUND

SUBADVISER: Wellington Management Company, LLP ("Wellington Management")

[GRAPHIC]

GOAL AND STRATEGY

The fund seeks long-term capital appreciation. To pursue this goal, the fund invests, under normal market conditions, at least 80% of its assets in small cap companies that are believed to be undervalued by various measures and to offer good prospects for capital appreciation. For purposes of this fund, "small cap companies" are those with market capitalizations within the range of capitalizations of companies represented in either the Russell 2000 Value Index ($65 million to $3.5 billion as of August 31, 2005) or the Russell 2000 Index ($58 million to $3.5 billion as of August 31, 2005).

The fund invests primarily in a diversified mix of common stocks of small U.S. companies that are believed to be undervalued by various measures and offer good prospects for capital appreciation.

Wellington Management employs a value-oriented investment approach in selecting stocks, using proprietary fundamental research to identify stocks the subadviser believes have distinct value characteristics based on industry-specific valuation criteria. Wellington Management focuses on high quality companies with a proven record of above average rates of profitability that sell at a discount relative to the overall small cap market. Fundamental research is then used to identify those companies demonstrating one or more of the following characteristics:

-    Sustainable competitive advantages within a market niche;

-    Strong profitability and free cash flows;

-    Strong market share positions and trends;

-    Quality of and share ownership by management; and

- Financial structures that are more conservative than the relevant industry average.

The fund's sector exposures are broadly diversified but are primarily a result of stock selection and may, therefore, vary significantly from its benchmark.

The fund may invest in initial public offerings (IPOs). The portfolio may also purchase each of the following types of securities, but not as a principal investment strategy: real estate investment trusts (REITs) or other real estate-related equity securities, U.S. dollar denominated foreign securities, certain Exchange Traded Funds (ETFs), and certain derivatives (investments whose value is based on an index or other securities).

The fund is authorized to use all of the various investment strategies (including options, futures, currency and other derivatives transactions) referred to under "Hedging and Other Strategic Transactions" in the Statement of Additional Information.

The fund normally has 10% or less (usually lower) of its assets invested in cash and cash equivalents. In abnormal market conditions, the fund may temporarily invest extensively in cash and cash equivalents for defensive purposes. In taking these measures, the fund might not achieve its investment goal.

[GRAPHIC]

PAST PERFORMANCE

The graph shows how the fund's total return has varied from year to year, while the table shows performance of Class NAV shares over time (along with a broad-based market index for reference). This information may help provide an indication of the fund's risks. For periods prior to October __, 2005, the date on which the fund commenced operations, historical performance of the fund's shares is based on the performance of the shares of the fund's predecessor John Hancock Trust ("JHT") portfolio, the Small Cap Value Trust, as indicated in the note to the table. All figures assume dividend reinvestment. Past performance does not indicate future results.

CLASS NAV, TOTAL RETURNS

Best Quarter:  Q2 '03, 18.86%
Worst Quarter: Q3 '02, -17.81%

INDEX (reflects no fees or taxes)

RUSSELL 2000 VALUE INDEX -- an unmanaged index that measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

CLASS NAV CALENDAR YEAR TOTAL RETURNS

[BAR CHART]

2000   2001   2002   2003   2004
----   ----   ----   ----   ----
34.2%  19.1%  -6.4%  38.0%  25.5%

The year-to-date return as of September 30, 2005 is ____%.

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12-31-04(A)

                           1 YEAR   5 YEARS   SINCE INCEPTION
                           ------   -------   ---------------
Class NAV                  25.45%    20.95%        20.60%
Russell 2000 Value Index   22.26%    17.23%        15.97%

----------
(a) For periods prior to October __, 2005, performance is based on the performance of the fund's predecessor JHT portfolio which commenced operations on April 29, 2005 when it succeeded to the operations and assumed the historical performance of the sole class of shares (the "VST Shares") of a John Hancock Variable Series Trust I portfolio which had commenced operations on August 31, 1999. The performance of Class NAV shares is based on the performance of NAV shares of the JHT predecessor portfolio. The NAV shares of the JHT predecessor portfolio had (and the Class NAV shares have) higher expenses than the VST Shares. Performance would be lower if adjusted for these higher expenses.

[GRAPHIC]

MAIN RISKS

     - EQUITY SECURITIES RISK. Stock markets are volatile, and the price of equity securities such as common and preferred stocks (and their equivalents) will fluctuate. The value of equity securities purchased by the fund could decline if the financial condition of the companies in which the fund invests decline or if overall market and economic conditions deteriorate.

     - VALUE STOCK RISK. The fund's investments in value stocks carry the risk that the market will not recognize a security's intrinsic value for a long time or that a stock believed to be undervalued may actually be appropriately priced.

     - SMALL CAP STOCK RISK. The fund's investments in smaller companies may be subject to more erratic price movements than investments in larger, more established companies. Small cap companies may be developing or marketing new products or services for which markets are not yet and may never become established. While small, unseasoned companies may offer greater opportunities for capital growth than larger, more established companies, they also involve greater risks and should be considered speculative.

     - INITIAL PUBLIC OFFERINGS ("IPOS") RISK. The fund is subject to the risks associated with purchases of shares issued in IPOs by companies that have little operating history as public companies. The market for IPO issuers has been volatile and share prices of certain newly-public companies have fluctuated in significant amounts over short periods of time.

     - DERIVATIVES RISK. The fund's use of certain derivative instruments (such as options, futures and swaps) could produce disproportionate gains or losses. Derivatives are generally considered more risky than direct investments and, in a down market, could become harder to value or sell at a fair price.

[GRAPHIC]

YOUR EXPENSES

Operating expenses are paid from the fund's assets, and therefore are paid by shareholders indirectly.

ANNUAL OPERATING EXPENSES               CLASS NAV
-------------------------               ---------
Management fee                            1.07%
Distribution and service (12b-1) fees       --
Other expenses (a)                        0.47%
Total fund operating expenses             1.54%

----------
(a)  Based on estimated amounts for the current fiscal year.

The hypothetical example below shows what your expenses would be if you invested $10,000 over the time periods indicated, assuming you reinvested all distributions and that the average annual return was 5%. The example is for comparison only, and does not represent the fund's actual expenses and returns, either past or future.

EXPENSE EXAMPLES   YEAR 1   YEAR 3   YEAR 5   YEAR 10
----------------   ------   ------   ------   -------
Class NAV           $157     $488     $841     $1,838

PORTFOLIO MANAGERS

The Wellington Management portfolio managers for the fund and its predecessor and the year each joined the fund team are:

Stephen T. O'Brien, CFA (2002)
Timothy J. McCormack, CFA (2002)
Shaun F. Pedersen (2004)

See page __ for subadviser information and management biographies.

FUND CODES

CLASS NAV   Ticker
            CUSIP
            Newspaper
            SEC number
            JH II fund number

SMALL COMPANY FUND

SUBADVISER: American Century Investment Management, Inc. ("American Century")

[GRAPHIC]

GOAL AND STRATEGY

The fund seeks long-term capital growth. To pursue this goal, the fund invests, under normal market conditions, at least 80% of its assets in stocks of U.S. companies that, at the time of investment, have market capitalization not greater than that of the largest company in the S&P Small Cap 600 Index (The market cap range of this index as of August 31, 2005 was $40 million to $4.5 billion). If the companies in which the fund invests are successful, these companies may grow into medium- and larger-sized companies. In addition, if the portfolio managers determine that the availability of small-sized companies in which to invest is not adequate to meet the fund's investment needs, the subadviser may invest up to 20% of the fund's assets in medium- and larger-sized companies.

The fund's investment strategy utilizes quantitative management techniques in a two-step process that draws heavily on computer technology. In the first step, the subadviser ranks stocks, primarily smaller companies, from most attractive to least attractive. This is determined by using a computer model that combines measures of a stock's value, as well as measure of its growth potential. To measure value, the subadviser uses ratios of stock price-to-book value and stock price-to-cash flow, among others. To measure growth, the subadviser uses the rate of growth of a company's earnings and changes in its earnings estimates, as well as other factors.

In the second step, the subadviser uses a technique called portfolio optimization. In portfolio optimization, the subadviser uses a computer to build a portfolio of stocks from the ranking described above that the subadviser believes will provide the optimal balance between risk and expected return. The goal is to create a portfolio that provides better returns than its benchmark without taking on significant additional risk.

The subadviser does not attempt to time the market. Instead, under normal market conditions, the subadviser intends to keep the portfolio fully invested in stocks regardless of the movement of the stock prices generally. When the subadviser believes it is prudent, the fund may invest a portion of its assets in convertible debt securities, equity-equivalent securities, foreign securities, short-term securities, non-leverage futures contracts and other similar securities. Futures contracts, a type of derivative security, can help the fund's cash assets remain liquid while performing more like stocks.

The portfolio may invest in IPOs (initial public offerings).

The fund is authorized to use all of the various investment strategies (including options, futures, currency and other derivatives transactions) referred to under "Hedging and Other Strategic Transactions" in the Statement of Additional Information.

In abnormal market conditions, the fund may temporarily invest extensively in cash and cash equivalents for defensive purposes. In taking these measures, the fund might not achieve its investment goal.

[GRAPHIC]

PAST PERFORMANCE

For periods prior to October __, 2005, the date on which the fund commenced operations, historical performance of the fund's shares is based on the performance of the shares of the fund's predecessor John Hancock Trust ("JHT") portfolio, the Small Company Trust. Performance information is not provided for the fund since its predecessor JHT portfolio commenced operations in May 2004 and has not yet completed a full calendar year of operations. Generally, performance may be expected to vary from year to year. Past performance, when presented, does not indicate future results.

[GRAPHIC]

MAIN RISKS

     - EQUITY SECURITIES RISK. Stock markets are volatile, and the price of equity securities such as common and preferred stocks (and their equivalents) will fluctuate. The value of equity securities purchased by the fund could decline if the financial condition of the companies in which the fund invests decline or if overall market and economic conditions deteriorate.

     - SMALL CAP AND MID CAP STOCK RISK. The fund's investments in small cap and mid cap companies may be subject to more erratic price movements than investments in larger, more established companies. In particular, small cap and mid cap companies may pose greater risk due to narrow product lines, limited financial resources, less depth in management or a limited trading market for their securities. While small, unseasoned companies may offer greater opportunities for capital growth than larger, more established companies, they also involve greater risks and should be considered speculative.

     - DERIVATIVES RISK. The fund's use of certain derivative instruments (such as options, futures and swaps) could produce disproportionate gains or losses. Derivatives are generally considered more risky than direct investments and, in a down market, could become harder to value or sell at a fair price.

     - INITIAL PUBLIC OFFERINGS ("IPOS") RISK. The fund is subject to the risks associated with purchases of shares issued in IPOs by companies that have little operating history as public companies. The market for IPO issuers has been volatile and share prices of certain newly-public companies have fluctuated in significant amounts over short periods of time.

[GRAPHIC]

YOUR EXPENSES

Operating expenses are paid from the fund's assets, and therefore are paid by shareholders indirectly.

ANNUAL OPERATING EXPENSES               CLASS NAV
-------------------------               ---------
Management fee                            1.04%
Distribution and service (12b-1) fees       --
Other expenses (a)                        0.09%
Total fund operating expenses             1.13%

----------
(a)  Based on estimated amounts for the current fiscal year.

The hypothetical example below shows what your expenses would be if you invested $10,000 over the time periods indicated, assuming you reinvested all distributions and that the average annual return was 5%. The example is for comparison only, and does not represent the fund's actual expenses and returns, either past or future.

EXPENSE EXAMPLES   YEAR 1   YEAR 3   YEAR 5   YEAR 10
----------------   ------   ------   ------   -------
Class NAV           $116     $360     $624     $1,378

PORTFOLIO MANAGERS

The American Century portfolio managers for the fund and its predecessor and the year each joined the fund team are:

William Martin (May 2004)
Wilhelmine von Turk (May 2004)
Thomas P. Vaiana (May 2004)

See page __ for subadviser information and management biographies.

FUND CODES

CLASS NAV   Ticker              JHSNX
            CUSIP               47803X552
            Newspaper
            SEC number
            JH II fund number

SMALL COMPANY GROWTH FUND

SUBADVISER: A I M Capital Management, Inc. ("AIM")

[GRAPHIC]

GOAL AND STRATEGY

The fund seeks long-term growth of capital. To pursue this goal, the fund invests, under normal market conditions, at least 80% of its assets in securities of small-capitalization companies. The fund considers a company to be a small-capitalization company if it has a market capitalization, at the time of purchase, no larger than the largest capitalized company included in the Russell 2000 Index during the most recent 11-month period (based on month-end data) plus the most recent data during the current month. The Russell 2000 Index is an unmanaged index that measures the performance of the 2,000 smallest companies in the Russell 3000 Index, representing approximately 8% of the total market capitalization of the Russell 3000 Index. As of August 31, 2005, the capitalizations of companies included in the Russell 2000 Index ranged from $58 million to $3.5 billion).

The fund will invest primarily in marketable equity securities, including convertible securities, but its investments may include other securities, such as synthetic instruments. Synthetic instruments are investments that have economic characteristics similar to the fund's direct investments, and may include warrants, futures, options, exchange-traded funds and American Depositary Receipts. The fund may also invest up to 20% of its assets in equity securities of issuers that have market capitalizations, at the time of purchase, in other market capitalization ranges, and in investment-grade non-convertible debt securities, U.S. government securities and high-quality money market instruments. The fund may also invest up to 25% of its total assets in foreign securities. Any percentage limitations with respect to assets of the fund are applied at the time of purchase.

In selecting investments, AIM seeks to identify those companies that have strong earnings momentum or demonstrate other potential for growth of capital. The subadviser anticipates that the fund, when fully invested, will generally be comprised of companies that are currently experiencing a greater than anticipated increase in earnings. The subadviser allocates investments among fixed-income securities based on its view as to the best values then available in the marketplace. AIM considers whether to sell a particular security when any of these factors materially changes.

The fund may hold a portion of its assets in cash or cash equivalents, including shares of money market funds affiliated with the subadviser as well as U.S. and foreign dollar-denominated money market securities.

The fund is authorized to use all of the various investment strategies (including options, futures, currency and other derivatives transactions) referred to under "Hedging and Other Strategic Transactions" in the Statement of Additional Information.

In abnormal market conditions, the fund may temporarily invest extensively in cash and cash equivalents for defensive purposes. In taking these measures, the fund might not achieve its investment goal.

[GRAPHIC]

PAST PERFORMANCE

Performance information is not presented for the fund because it commenced operations on October __, 2005 and has not yet completed a full calendar year of operations. Generally, performance may be expected to vary from year to year. Past performance, when presented, does not indicate future results.

[GRAPHIC]

MAIN RISKS

     - EQUITY SECURITIES RISK. Stock markets are volatile, and the price of equity securities such as common and preferred stocks (and their equivalents) will fluctuate. The value of equity securities purchased by the fund could decline if the financial condition of the companies in which the fund invests decline or if overall market and economic conditions deteriorate.

     - INVESTMENT CATEGORY RISK. The fund's strategy of investing in small cap stocks carries the risk that in certain markets small cap stocks will underperform mid cap or large cap stocks.

     - SMALL CAP STOCK RISK. The fund's investments in smaller companies may be subject to more erratic price movements than investments in larger, more established companies. Small cap companies may be developing or marketing new products or services for which markets are not yet and may never become established. While small, unseasoned companies may offer greater opportunities for capital growth than larger, more established companies, they also involve greater risks and should be considered speculative.

     - FOREIGN SECURITIES RISK. Foreign securities involve special risks, including potentially unfavorable currency exchange rates, limited government regulation (including less stringent investor protection and disclosure standards) and exposure to possible economic, political and social instability.

     - DERIVATIVES RISK. The fund's use of certain derivative instruments (such as options, futures and swaps) could produce disproportionate gains or losses. Derivatives are generally considered more risky than direct investments and, in a down market, could become harder to value or sell at a fair price.

[GRAPHIC]

YOUR EXPENSES

Operating expenses are paid from the fund's assets, and therefore are paid by shareholders indirectly.

ANNUAL OPERATING EXPENSES               CLASS NAV
-------------------------               ---------
Management fee                            1.05%
Distribution and service (12b-1) fees       --
Other expenses (a)                        0.10%
Total fund operating expenses             1.15%

----------
(a)  Based on estimated amounts for the current fiscal year.

The hypothetical example below shows what your expenses would be if you invested $10,000 over the time periods indicated, assuming you reinvested all distributions and that the average annual return was 5%. The example is for comparison only, and does not represent the fund's actual expenses and returns, either past or future.

EXPENSE EXAMPLES   YEAR 1   YEAR 3
----------------   ------   ------
Class NAV           $117     $364

PORTFOLIO MANAGER

AIM's management team member primarily responsible for the fund and the year he joined the fund team are:

Ryan E. Crane (October 2005)

See page __ for subadviser information and management biographies.

FUND CODES

CLASS NAV   Ticker              JHSRX
            CUSIP               47803X545
            Newspaper
            SEC number
            JH II fund number

SMALL COMPANY VALUE FUND

SUBADVISER: T. Rowe Price Associates, Inc. ("T. Rowe Price")

[GRAPHIC]

GOAL AND STRATEGY

The fund seeks long-term growth of capital. To pursue this goal, the fund invests, under normal market conditions, at least 80% of its net assets (plus any borrowings for investment purposes) in companies with market capitalizations that do not exceed the maximum market capitalization of any security in the Russell 2000 Index at the time of purchase ($3.5 billion as of August 31, 2005). Market capitalizations of companies in the Russell 2000 Index change over time, however, and the fund will not sell a stock just because a company has grown to a market capitalization outside the range of the Russell 2000 Index. The fund may occasionally purchase companies with a market cap above this range.

Reflecting a value approach to investing, the fund will seek the stocks of companies whose current stock prices do not appear to adequately reflect their underlying value as measured by assets, earnings, cash flow, or business franchises. T. Rowe Price's in-house research team seeks to identify companies that appear to be undervalued by various measures, and may be temporarily out of favor, but have good prospects for capital appreciation. In selecting investments, they generally look for some of the following factors:

     - Low price/earnings, price/book value or price/cash flow ratios relative to the S&P 500, the company's peers or its own historic norm;

     -    Low stock price relative to a company's underlying asset values;

     - Above-average dividend yield relative to a company's peers or its own historic norm;

     -    A plan to improve the business through restructuring; or

     -    A sound balance sheet and other positive financial characteristics.

While most assets will be invested in U.S. common stocks, the fund may purchase other securities, including foreign securities (up to 20% of it's total assets), futures, and options.

The fund holds a certain portion of its assets in money market reserves which can consist of shares of the T. Rowe Price Reserve Investment Fund (or any other internal T. Rowe Price money market fund) as well as U.S. and foreign dollar-denominated money market securities, including repurchase agreements, in the two highest rating categories, maturing in one year or less.

The fund may sell securities for a variety of reasons, such as to secure gains, limit losses or redeploy assets into more promising opportunities.

The fund may invest up to 10% of its total assets in hybrid instruments. Hybrid instruments are a type of high-risk derivative which can combine the characteristics of securities, futures and options.

In pursuing the fund's investment objective, the subadviser has the discretion to purchase some securities that do not meet its normal investment criteria, as described above, when it perceives an unusual opportunity for gain. These special situations might arise when the subadviser believes a security could increase in value for a variety of reasons including a change in management, an extraordinary corporate event, or a temporary imbalance in the supply of or demand for the securities.

The fund is authorized to use all of the various investment strategies (including options, futures, currency and other derivatives transactions) referred to under "Hedging and Other Strategic Transactions" in the Statement of Additional Information.

In abnormal market conditions, the fund may temporarily invest extensively in cash and cash equivalents for defensive purposes. In taking these measures, the fund might not achieve its investment goal.

[GRAPHIC]

PAST PERFORMANCE

The graph shows how the fund's total return has varied from year to year, while the table shows performance of Class NAV shares over time (along with a broad-based market index for reference). This information may help provide an indication of the fund's risks. For periods prior to October __, 2005, the date on which the fund commenced operations, historical performance of the fund's shares is based on the performance of the shares of the fund's predecessor John Hancock Trust ("JHT") portfolio, the Small Company Value Trust, as indicated in the note to the table. All figures assume dividend reinvestment. Past performance does not indicate future results.

CLASS NAV, TOTAL RETURNS

Best Quarter: Q2 '03, 16.97%
Worst Quarter: Q3 '98, -18.31%

INDEX (reflects no fees or taxes)

RUSSELL 2000 VALUE INDEX -- an unmanaged index that measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

CLASS NAV CALENDAR YEAR TOTAL RETURNS

[BAR CHART]

1998   1999   2000   2001   2002   2003   2004
----   ----   ----   ----   ----   ----   ----
-4.7%  8.0%   5.9%   6.5%   -5.9%  33.7%  25.3%

The year-to-date return as of September 30, 2005 is ____%.

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12-31-04 (A)

                           1 YEAR   5 YEARS   SINCE INCEPTION
                           ------   -------   ---------------
Class NAV                  25.31%    12.20%         8.01%
Russell 2000 Value Index   22.25%    17.23%        10.59%

----------
(a) For periods prior to October __, 2005, performance is based on the performance of the fund's predecessor JHT portfolio which commenced operations on October 1, 1997. The performance of Class NAV shares is based on the performance of NAV shares of the predecessor portfolio. The NAV shares of the predecessor portfolio commenced operations on April 29, 2005, and their performance for periods prior to that date includes the performance of the portfolio's Series I shares. The NAV shares had (and the Class NAV shares have) lower expenses than the Series I shares. Performance would be higher if adjusted for these lower expenses.

[GRAPHIC]

MAIN RISKS

     - EQUITY SECURITIES RISK. Stock markets are volatile, and the price of equity securities such as common and preferred stocks (and their equivalents) will fluctuate. The value of equity securities purchased by the fund could decline if the financial condition of the companies in which the fund invests decline or if overall market and economic conditions deteriorate.

     - SMALL CAP STOCK RISK. The fund's investments in smaller companies may be subject to more erratic price movements than investments in larger, more established companies. Small cap companies may be developing or marketing new products or services for which markets are not yet and may never become established. While small, unseasoned companies may offer greater opportunities for capital growth than larger, more established companies, they also involve greater risks and should be considered speculative.

     - VALUE STOCK RISK. The fund's investments in value stocks carry the risk that the market will not recognize a security's intrinsic value for a long time or that a stock believed to be undervalued may actually be appropriately priced.

     - FOREIGN SECURITIES RISK. Foreign securities involve special risks, including potentially unfavorable currency exchange rates, limited government regulation (including less stringent investor protection and disclosure standards) and exposure to possible economic, political and social instability. To the extent the fund invests in emerging market countries, it's foreign securities risk will be higher.

     - DERIVATIVES RISK. The fund's use of certain derivative instruments (such as options, futures and swaps) could produce disproportionate gains or losses. Derivatives are generally considered more risky than direct investments and, in a down market, could become harder to value or sell at a fair price.

[GRAPHIC]

YOUR EXPENSES

Operating expenses are paid from the fund's assets, and therefore are paid by shareholders indirectly.

ANNUAL OPERATING EXPENSES               CLASS NAV
-------------------------               ---------
Management fee (a)                        1.03%
Distribution and service (12b-1) fees       --
Other expenses (b)                        0.05%
Total fund operating expenses (a)         1.08%

----------
(a) The Adviser has voluntarily agreed to waive a portion of its advisory fee for the Blue Chip Growth Fund, Equity-Income Fund, Health Sciences Fund, Science & Technology Fund, Small Company Value Fund and Spectrum Income Fund. The waiver is based on the combined assets of these funds and the following series of John Hancock Trust: the Blue Chip Growth Trust, Equity-Income Trust, Health Sciences Trust, Science & Technology Trust, Small Company Value Trust and Spectrum Income Trust. The percentage fee reduction, which applies to the advisory fee of each fund, is increased once these combined assets exceed specified amounts. If this waiver were reflected in the table, the advisory fee and the total fund operating expenses for the fund would be 1.00% and 1.05%, respectively. This voluntary waiver may be terminated at any time.

(b)  Based on estimated amounts for the current fiscal year.

The hypothetical example below shows what your expenses would be if you invested $10,000 over the time periods indicated, assuming you reinvested all distributions and that the average annual return was 5%. The example is for comparison only, and does not represent the fund's actual expenses and returns, either past or future.

EXPENSE EXAMPLES   YEAR 1   YEAR 3   YEAR 5   YEAR 10
----------------   ------   ------   ------   -------
Class NAV           $110     $343     $595     $1,316

PORTFOLIO MANAGER

The T. Rowe Price portfolio manager for the fund and its predecessor and the year he joined the fund team are:

Preston G. Athey, CFA (2001)

See page __ for subadviser information and management biographies.

FUND CODES

CLASS NAV   Ticker              JHSVX
            CUSIP               47803X842
            Newspaper
            SEC number
            JH II fund number

SPECIAL VALUE FUND

SUBADVISER: Salomon Brothers Asset Management Inc ("SaBAM")

[GRAPHIC]

GOAL AND STRATEGY

The fund seeks long-term capital growth. To pursue this goal, the fund invests, under normal market conditions, at least 80% of the value of its net assets (plus any borrowings for investment purposes) in common stocks and other equity securities of smaller capitalized U.S. companies. Smaller capitalized companies are those whose market capitalizations at the time of investment are no greater than the market capitalizations of companies in the Russell 2000 Value Index ($3.5 billion as of August 31, 2005). The size of companies in the index changes with market conditions and the composition of the index. Equity securities include exchange-traded and over-the-counter common stocks and preferred shares, debt securities convertible into equity securities and warrants and rights relating to equity securities.

SaBAM emphasizes individual security selection while spreading the fund's investments among industries and sectors. SaBAM uses both quantitative and fundamental methods to identify stocks of smaller capitalization companies it believes have the best prospects for outperforming its competition. (Quantitative methods are screening mechanisms to identify potential investments and include review of: (a) stock yields, (b) stock prices, (c) cash flow and (d) rankings.)

SaBAM uses quantitative parameters to select a universe of smaller capitalized companies that fit the fund's general investment criteria. (Quantitative parameter are the values used to evaluate investments.) In selecting individual securities from within this range, SaBAM looks for "value" attributes, such as:

     -    low stock price relative to earnings, book value and cash flow; and

     -    high return on invested capital.

The subadviser also uses quantitative methods to identify catalysts and trends that might influence the portfolio's industry or sector focus, or the subadviser's individual security selection.

The fund is authorized to use all of the various investment strategies (including options, futures, currency and other derivatives transactions) referred to under "Hedging and Other Strategic Transactions" in the Statement of Additional Information.

In abnormal market conditions, the fund may temporarily invest extensively in cash and cash equivalents for defensive purposes. In taking these measures, the fund might not achieve its investment goal.

[GRAPHIC]

PAST PERFORMANCE

The graph shows how the fund's total return has varied from year to year, while the table shows performance of Class NAV shares over time (along with a broad-based market index for reference). This information may help provide an indication of the fund's risks. For periods prior to October __, 2005, the date on which the fund commenced operations, historical performance of the fund's shares is based on the performance of the shares of the fund's predecessor John Hancock Trust ("JHT") portfolio, the Special Value Trust, as indicated in the note to the table. All figures assume dividend reinvestment. Past performance does not indicate future results.

CLASS NAV, TOTAL RETURNS

Best Quarter: Q4 '04, 11.79%
Worst Quarter: Q, '04, -0.83%

INDEX (reflects no fees or taxes)

RUSSELL 2000 VALUE INDEX -- an unmanaged index that measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

CLASS NAV CALENDAR YEAR TOTAL RETURNS

[BAR CHART]

2004
----
20.2%

The year-to-date return as of September 30, 2005 is ____%.

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12-31-04(A)

                           1 YEAR   SINCE INCEPTION
                           ------   ---------------
Class NAV                  20.18%        28.79%
Russell 2000 Value Index   22.25%        38.34%

----------
(a) For periods prior to October __, 2005, performance is based on the performance of the fund's predecessor JHT portfolio which commenced operations on May 5, 2003. The performance of Class NAV shares is based on the performance of NAV shares of the predecessor portfolio. The NAV shares of the predecessor portfolio commenced operations on April 29, 2005, and their performance for periods prior to that date includes the performance of the portfolio's Series I shares. The NAV shares had (and the Class NAV shares have) lower expenses than the Series I shares. Performance would be higher if adjusted for these lower expenses.

[GRAPHIC]

MAIN RISKS

     - EQUITY SECURITIES RISK. Stock markets are volatile, and the price of equity securities such as common and preferred stocks (and their equivalents) will fluctuate. The value of equity securities purchased by the fund could decline if the financial condition of the companies in which the fund invests decline or if overall market and economic conditions deteriorate.

     - SMALL CAP STOCK RISK. The fund's investments in smaller companies may be subject to more erratic price movements than investments in larger, more established companies. Small cap companies may be developing or marketing new products or services for which markets are not yet and may never become established. While small, unseasoned companies may offer greater opportunities for capital growth than larger, more established companies, they also involve greater risks and should be considered speculative.

     - VALUE STOCK RISK. The fund's investments in value stocks carry the risk that the market will not recognize a security's intrinsic value for a long time or that a stock believed to be undervalued may actually be appropriately priced.

     - DERIVATIVES RISK. The fund's use of certain derivative instruments (such as options, futures and swaps) could produce disproportionate gains or losses. Derivatives are generally considered more risky than direct investments and, in a down market, could become harder to value or sell at a fair price.

[GRAPHIC]

YOUR EXPENSES

Operating expenses are paid from the fund's assets, and therefore are paid by shareholders indirectly.

ANNUAL OPERATING EXPENSES               CLASS NAV
-------------------------               ---------
Management fee                            1.00%
Distribution and service (12b-1) fees       --
Other expenses (a)                        0.08%
Total fund operating expenses             1.08%

----------
(a)  Based on estimated amounts for the current fiscal year.

The hypothetical example below shows what your expenses would be if you invested $10,000 over the time periods indicated, assuming you reinvested all distributions and that the average annual return was 5%. The example is for comparison only, and does not represent the fund's actual expenses and returns, either past or future.

EXPENSE EXAMPLES   YEAR 1   YEAR 3   YEAR 5   YEAR 10
----------------   ------   ------   ------   -------
Class NAV           $110     $345     $597     $1,321

PORTFOLIO MANAGER

The SaBAM portfolio manager for the fund and its predecessor and the year he joined the fund team are:

Peter J. Hable (2003)

See page __ for subadviser information and management biographies.

FUND CODES

CLASS NAV   Ticker              JHPEX
            CUSIP               47803X826
            Newspaper
            SEC number
            JH II fund number

VALUE OPPORTUNITIES FUND

SUBADVISER: Grantham, Mayo, Van Otterloo & Co. LLC ("GMO")

[GRAPHIC]

GOAL AND STRATEGY

The fund seeks long-term capital growth. To pursue this goal, the fund seeks to outperform its benchmark. The fund typically makes equity investments in companies whose stocks are included in the Russell 2500 Index, or in companies with total market capitalizations similar to such companies ("small and mid cap companies"). As of May 31, 2005, the market capitalizations of companies included in the Russell 2500 Index ranged from $20 million to $8 billion, the average market capitalization was approximately $2.4 billion; and the median market capitalization was approximately $690 million. The fund normally invests at least 80% of its assets in securities of small and mid cap companies.

The subadviser uses proprietary research and multiple quantitative models to identify small and mid cap company stocks it believes are undervalued and have improving fundamentals. Generally, these stocks are trading at prices below what the subadviser believes to be their true fundamental value. The subadviser also uses proprietary techniques to adjust the portfolio for factors such as stock selection discipline (criteria used for selecting stocks) and industry and sector weights. The factors considered by the subadviser and the models used may change over time.

The fund intends to be fully invested, and generally will not take temporary defensive positions through investment in cash and high quality money market instruments. In pursuing its investment strategy, the fund may (but is not obligated to) use a wide variety of exchange-traded and over-the-counter derivative instruments, including options, futures, and swap contracts to (i) hedge equity exposure; (ii) replace direct investing (e.g., creating equity exposure through the use of futures contracts or other derivative instruments); and (iii) manage risk by implementing shifts in investment exposure.

The fund is authorized to use all of the various investment strategies (including options, futures, currency and other derivatives transactions) referred to under "Hedging and Other Strategic Transactions" in the Statement of Additional Information.

In abnormal market conditions, the fund may temporarily invest extensively in cash and cash equivalents for defensive purposes. In taking these measures, the fund might not achieve its investment goal.

Benchmark. The fund's benchmark is the Russell 2500 Value Index, which measures the performance of stocks included in the Russell 2500 Index with lower price-to-book ratios and lower forecasted growth values, and which is independently maintained and published by the Frank Russell Company.

[GRAPHIC]

PAST PERFORMANCE

Performance information is not presented for the fund because it commenced operations on October __, 2005 and has not yet completed a full calendar year of operations. Generally, performance may be expected to vary from year to year. Past performance, when presented, does not indicate future results.

[GRAPHIC]

MAIN RISKS

     - EQUITY SECURITIES RISK. Stock markets are volatile, and the price of equity securities such as common and preferred stocks (and their equivalents) will fluctuate. The value of equity securities purchased by the fund could decline if the financial condition of the companies in which the fund invests decline or if overall market and economic conditions deteriorate.

     - SMALL CAP STOCK RISK. The fund's investments in smaller companies may be subject to more erratic price movements than investments in larger, more established companies. Small cap companies may be developing or marketing new products or services for which markets are not yet and may never become established. While small, unseasoned companies may offer greater opportunities for capital growth than larger, more established companies, they also involve greater risks and should be considered speculative.

     - VALUE STOCK RISK. The fund's investments in value stocks carry the risk that the market will not recognize a security's intrinsic value for a long time or that a stock believed to be undervalued may actually be appropriately priced.

     - DERIVATIVES RISK. The fund's use of certain derivative instruments (such as options, futures and swaps) could produce disproportionate gains or losses. Derivatives are generally considered more risky than direct investments and, in a down market, could become harder to value or sell at a fair price.

[GRAPHIC]

YOUR EXPENSES

Operating expenses are paid from the fund's assets, and therefore are paid by shareholders indirectly.

ANNUAL OPERATING EXPENSES               CLASS NAV
-------------------------               ---------
Management fee                            0.80%
Distribution and service (12b-1) fees       --
Other expenses (a)                        0.08%
Total fund operating expenses             0.88%

----------
(a)  Based on estimated amounts for the current fiscal year.

The hypothetical example below shows what your expenses would be if you invested $10,000 over the time periods indicated, assuming you reinvested all distributions and that the average annual return was 5%. The example is for comparison only, and does not represent the fund's actual expenses and returns, either past or future.

EXPENSE EXAMPLES   YEAR 1   YEAR 3
----------------   ------   ------
Class NAV            $90     $280

PORTFOLIO MANAGERS

GMO's U.S. Quantitative Investment Division manages the fund. The senior members of the Division with responsibilities for the fund and the year each joined the fund team are:

Robert Soucy (October 2005)
Sam Wilderman (October 2005)

See page __ for subadviser information and management biographies.

FUND CODES

CLASS NAV   Ticker
            CUSIP
            Newspaper
            SEC number
            JH II fund number

                                  MID CAP FUNDS

DYNAMIC GROWTH FUND

SUBADVISER: Deutsche Asset Management, Inc. (DeAM")

[GRAPHIC]

GOAL AND STRATEGY

The fund seeks long-term growth of capital. To pursue this goal, the fund invests primarily in stocks and other equity securities of medium-sized U.S. companies with strong growth potential.

Under normal circumstances, the fund invests the majority of its assets in the stock and other securities with equity characteristics of U.S. companies with market capitalizations, at the time of purchase, within the market capitalization range of the Russell Mid Cap Growth Index ($1.2 billion to $15.8 billion as of August 31, 2005). DeAM believes these companies contain the greatest concentration of businesses with significant growth prospects.

DeAM focuses on individual security selection rather than industry selection. DeAM uses an active process which combines financial analysis with company visits to evaluate management and strategies. DeAM may invest in internet related companies.

The fund may invest in convertible securities when it is more advantageous than investing in a company's common stock. The fund may also invest up to 20% of its assets in stocks and other securities of companies based outside the U.S. Under normal conditions this tactic will not comprise a major element of its strategy.

Company research lies at the heart of DeAM's investment process. DeAM uses a "bottom-up" approach to picking securities. This approach focuses on individual stock selection rather than industry selection. The subadviser:

     - focuses on undervalued stocks with fast-growing earnings and superior near-to-intermediate term performance potential.

     - emphasizes individual selection of medium-sized stocks across all economic sectors, early in their growth cycles and with the potential to be the blue chips of the future.

     - generally seeks companies with leading or dominant position in their niche markets, a high rate of return on invested capital and the ability to finance a major part of future growth from internal sources.

     - screens within the market capitalization range of the S&P Mid-Cap 400 Index for medium-sized companies with growth and profitability.

The fund is authorized to use all of the various investment strategies (including options, futures, currency and other derivatives transactions) referred to under "Hedging and Other Strategic Transactions" in the Statement of Additional Information.

In abnormal market conditions, the fund may invest for defensive purposes up to 100% of the its assets in the common stock of larger companies, in fixed-income securities, or short-term money market securities. In taking these measures, the fund might not achieve its investment goal.

[GRAPHIC]

PAST PERFORMANCE

The graph shows how the fund's total return has varied from year to year, while the table shows performance of Class NAV shares over time (along with a broad-based market index for reference). This information may help provide an indication of the fund's risks. For periods prior to October __, 2005, the date on which the fund commenced operations, historical performance of the fund's shares is based on the performance of the shares of the fund's predecessor John Hancock Trust ("JHT") portfolio, the Dynamic Growth Trust, as indicated in the note to the table. All figures assume dividend reinvestment. Past performance does not indicate future results.

CLASS NAV, TOTAL RETURNS

Best Quarter: Q2 '03,  16.05%
Worst Quarter: Q4 '00,  -32.20%

INDEX (reflects no fees or taxes)

RUSSELL MIDCAP GROWTH INDEX -- an unmanaged index that measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values.

CLASS NAV CALENDAR YEAR TOTAL RETURNS

[BAR CHART]

 2001    2002   2003   2004
 ----   -----   ----   ----
-40.2%  -28.4%  29.0%  10.0%

The year-to-date return as of September 30, 2005 is ____%.

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12-31-04(A)

                              1 YEAR   SINCE INCEPTION
                              ------   ---------------
Class NAV                     10.00%       -18.36%
Russell Midcap Growth Index   15.48%        -5.42%

----------
(a) For periods prior to October __, 2005, performance is based on the performance of the fund's predecessor JHT portfolio which commenced operations on May 1, 2000. The performance of Class NAV shares is based on the performance of NAV shares of the predecessor portfolio. The NAV shares of the predecessor portfolio commenced operations on April 29, 2005, and their performance for periods prior to that date includes the performance of the portfolio's Series I shares. The NAV shares had (and the Class NAV shares have) lower expenses than the Series I shares. Performance would be higher if adjusted for these lower expenses. DeAM became the subadviser to the predecessor portfolio on November 25, 2002; the table includes performance prior to that date.

[GRAPHIC]

MAIN RISKS

     - EQUITY SECURITIES RISK. Stock markets are volatile, and the price of equity securities such as common and preferred stocks (and their equivalents) will fluctuate. The value of equity securities purchased by the fund could decline if the financial condition of the companies in which the fund invests decline or if overall market and economic conditions deteriorate.

     - INVESTMENT CATEGORY RISK. The fund's strategy of investing in growth stocks carries the risk that in certain markets growth stocks will underperform value stocks.

     - SMALL/MID CAP STOCK RISK. The fund's investments in small-cap and mid-cap companies may be subject to more erratic price movements than investments in larger, more established companies. In particular, mid-sized companies may pose greater risk due to narrow product lines, limited financial resources, less depth in management or a limited trading market for their securities. Similarly, small cap companies may be developing or marketing new products or services for which markets are not yet and may never become established. While small, unseasoned companies may offer greater opportunities for capital growth than larger, more established companies, they also involve greater risks and should be considered speculative.

     - NON-DIVERSIFICATION RISK. The fund is non-diversified and may invest a high percentage of its assets in the securities of a small number of companies. This may result in more volatile performance relative to more diversified funds. The less diversified a fund's holdings are, the more a specific stock's poor performance is likely to affect its performance.

     - FOREIGN SECURITIES RISK. Foreign securities involve special risks, including potentially unfavorable currency exchange rates, limited government regulation (including less stringent investor protection and disclosure standards) and exposure to possible economic, political and social instability.

     - INTERNET RELATED INVESTMENTS RISK. Companies engaged in Internet-related activities are particularly vulnerable to (a) rapidly changing technology, (b) extensive government regulation and (c) relatively high risk of obsolescence caused by scientific and technological advances. In addition, such companies may be difficult to value, and many have high share prices relative to their earnings which may not be sustainable over the long-term. Moreover, many Internet companies are not yet profitable and will need additional financing to continue their operations; there can be no guarantee that such financing will be available.

     - DERIVATIVES RISK. The fund's use of certain derivative instruments (such as options, futures and swaps) could produce disproportionate gains or losses. Derivatives are generally considered more risky than direct investments and, in a down market, could become harder to value or sell at a fair price.

[GRAPHIC]

YOUR EXPENSES

Operating expenses are paid from the fund's assets, and therefore are paid by shareholders indirectly.

ANNUAL OPERATING EXPENSES               CLASS NAV
-------------------------               ---------
Management fee                            0.95%
Distribution and service (12b-1) fees       --
Other expenses (a)                        0.18%
Total fund operating expenses             1.13%

----------
(a)  Based on estimated amounts for the current fiscal year.

The hypothetical example below shows what your expenses would be if you invested $10,000 over the time periods indicated, assuming you reinvested all distributions and that the average annual return was 5%. The example is for comparison only, and does not represent the fund's actual expenses and returns, either past or future.

EXPENSE EXAMPLES   YEAR 1   YEAR 3   YEAR 5   YEAR 10
----------------   ------   ------   ------   -------
Class NAV           $115     $359     $623     $1,376

PORTFOLIO MANAGERS

The DeAM portfolio managers of the fund and its predecessor and the year each joined the fund team are:

Samuel A. Dedio (2002)
Robert Janis (2004)

See page __ for subadviser information and management biographies.

FUND CODES

CLASS NAV   Ticker
            CUSIP
            Newspaper
            SEC number
            JH II fund number

GROWTH OPPORTUNITIES FUND

SUBADVISER: Grantham, Mayo, Van Otterloo & Co. LLC ("GMO")

[GRAPHIC]

GOAL AND STRATEGY

The fund seeks long-term capital growth. To pursue this goal, the fund seeks to outperform its benchmark. The fund typically makes equity investments in companies whose stocks are included in the Russell 2500 Index, or in companies with total market capitalizations similar to those of companies with stocks in the index ("small and mid-cap companies"). As of May 31, 2005, the market capitalizations of companies included in the Russell 2500 Index ranged from $20 million to $8 billion, the average market capitalization was approximately $2.4 billion; and the median market capitalization was approximately $690 million. Under normal circumstances, the fund invests at least 80% of its assets in securities of small and mid-cap companies.

The subadviser uses proprietary research and multiple quantitative models to identify small cap company stocks it believes have improving fundamentals. The subadviser then narrows the selection to small and mid-cap company stocks it believes have growth characteristics and are undervalued. Generally, these growth stocks are trading at prices below what the subadviser believes to be their true fundamental value. The subadviser also uses proprietary techniques to adjust the portfolio for factors such as stock selection discipline (criteria used for selecting stocks) and industry and sector weights. The factors considered by the subadviser and the models used may change over time.

The fund intends to be fully invested, and generally will not take temporary defensive positions through investment in cash and high quality money market instruments. In pursuing its investment strategy, the portfolio may (but is not obligated to) use a wide variety of exchange-traded and over-the-counter derivative instruments, including options, futures, and swap contracts to (i) hedge equity exposure; (ii) replace direct investing (e.g., creating equity exposure through the use of futures contracts or other derivative instruments); and (iii) manage risk by implementing shifts in investment exposure.

The fund is authorized to use all of the various investment strategies (including options, futures, currency and other derivatives transactions) referred to under "Hedging and Other Strategic Transactions" in the Statement of Additional Information.

In abnormal market conditions, the fund may temporarily invest extensively in cash and cash equivalents for defensive purposes. In taking these measures, the fund might not achieve its investment goal.

Benchmark. The fund's benchmark is the Russell 2500 Growth Index, which measures the performance of stocks included in the Russell 2500 Index with higher price-to-book ratios and higher forecasted growth values, and which is independently maintained and published by the Frank Russell Company.

[GRAPHIC]

PAST PERFORMANCE

Performance information is not presented for the fund because it commenced operations on October 31, 2005 and has not yet completed a full calendar year of operations. Generally, performance may be expected to vary from year to year. Past performance, when presented, does not indicate future results.

[GRAPHIC]

MAIN RISKS

     - EQUITY SECURITIES RISK. Stock markets are volatile, and the price of equity securities such as common and preferred stocks (and their equivalents) will fluctuate. The value of equity securities purchased by the fund could decline if the financial condition of the companies in which the fund invests decline or if overall market and economic conditions deteriorate.

     - SMALL CAP STOCK RISK. The fund's investments in smaller companies may be subject to more erratic price movements than investments in larger, more established companies. Small cap companies may be developing or marketing new products or services for which markets are not yet and may never become established. While small, unseasoned companies may offer greater opportunities for capital growth than larger, more established companies, they also involve greater risks and should be considered speculative.

     - GROWTH STOCK RISK. Because growth securities typically do not make dividend payments to shareholders, investment returns are based on capital appreciation, making returns more dependent on market increases and decreases. Growth stocks may therefore be more volatile than non-growth stocks.

     - NON-DIVERSIFICATION RISK. The fund is non-diversified and may invest a high percentage of its assets in the securities of a small number of companies. This may result in more volatile performance relative to more diversified funds. The less diversified a fund's holdings are, the more a specific stock's poor performance is likely to affect its performance.

     - DERIVATIVES RISK. The fund's use of certain derivative instruments (such as options, futures and swaps) could produce disproportionate gains or losses. Derivatives are generally considered more risky than direct investments and, in a down market, could become harder to value or sell at a fair price.

[GRAPHIC]

YOUR EXPENSES

Operating expenses are paid from the fund's assets, and therefore are paid by shareholders indirectly.

ANNUAL OPERATING EXPENSES               CLASS NAV
-------------------------               ---------
Management fee                            0.80%
Distribution and service (12b-1) fees       --
Other expenses (a)                        0.07%
Total fund operating expenses             0.87%

----------
(a)  Based on estimated amounts for the current fiscal year.

The hypothetical example below shows what your expenses would be if you invested $10,000 over the time periods indicated, assuming you reinvested all distributions and that the average annual return was 5%. The example is for comparison only, and does not represent the fund's actual expenses and returns, either past or future.

EXPENSE EXAMPLES   YEAR 1   YEAR 3
----------------   ------   ------
Class NAV            $89     $277

PORTFOLIO MANAGERS

GMO's U.S. Quantitative Investment Division manages the fund. The senior members of the Division with responsibilities for the fund and the year each joined the fund team are:

Robert Soucy (October 2005)
Sam Wilderman (October 2005)

See page __ for subadviser information and management biographies.

FUND CODES

CLASS NAV   Ticker
            CUSIP
            Newspaper
            SEC number
            JH II fund number

MID CAP CORE FUND

SUBADVISER: A I M Capital Management, Inc. (AIM")

[GRAPHIC]

GOAL AND STRATEGY

The fund seeks long-term growth of capital. To pursue this goal, the fund normally invests at least 80% of its assets in equity securities, including convertible securities, of mid-capitalization companies. The fund considers a company to be a mid-capitalization company if it has a market capitalization, at the time of purchase, within the range of the largest and smallest capitalized companies included in the Russell Midcap Index during the most recent 11-month period (based on month-end data) plus the most recent data during the current month. The Russell 1000 Index is a widely recognized, unmanaged index of common stocks of the 1000 largest companies in the Russell 3000 Index, which measure the performance of the 3000 largest U.S. companies based on total market capitalization. The companies in the Russell Midcap Index are considered representative of medium-sized companies. As of August 31, 2005, the market cap range of the Russell Mid Cap Index was $906 million to $17.9 billion.

In complying with the 80% investment requirement, the fund's investments may include synthetic instruments. Synthetic instruments are investment that have economic characteristics similar to the fund's direct investments. The fund may invest up to 20% of it assets in equity securities of companies in other market capitalization ranges. The fund may also invest up to 20% of its assets in investment-grade debt securities. The fund may invest up to 25% of its total assets in foreign securities. For risk management or cash management purposes, the portfolio may hold a portion of its assets in cash or cash equivalents, including shares of money market funds. Any percentage limitations with respect to assets of the fund are applied at the time of purchase.

In selecting investments, the portfolio managers seek to identify those companies that are, in their view, undervalued relative to current or projected earnings, or the current market value of assets owned by the company. The primary emphasis of the portfolio managers' search for undervalued equity securities is in four categories: (1) out-of-favor cyclical growth; (2) established growth companies that are undervalued compared to historical relative valuation parameters; (3) companies where there is early but tangible evidence of improving prospects which are not yet reflected in the value of the companies' equity securities; and (4) companies whose equity securities are selling at prices that do not yet reflect the current market value of their assets. The portfolio managers consider whether to sell a particular security when any of these factors materially change.

The fund is authorized to use all of the various investment strategies (including options, futures, currency and other derivatives transactions) referred to under "Hedging and Other Strategic Transactions" in the Statement of Additional Information.

In abnormal market conditions, the fund may temporarily invest extensively in cash and cash equivalents for defensive purposes. In taking these measures, the fund might not achieve its investment goal.

[GRAPHIC]

PAST PERFORMANCE

The graph shows how the fund's total return has varied from year to year, while the table shows performance of Class NAV shares over time (along with a broad-based market index for reference). This information may help provide an indication of the fund's risks. For periods prior to October __, 2005, the date on which the fund commenced operations, historical performance of the fund's shares is based on the performance of the shares of the fund's predecessor John Hancock Trust ("JHT") portfolio, the Mid Cap Core Trust, as indicated in the note to the table. All figures assume dividend reinvestment. Past performance does not indicate future results.

CLASS NAV, TOTAL RETURNS

Best Quarter: Q4 '03, 9.66%
Worst Quarter: Q3 '04, -2.55%

INDEX (reflects no fees or taxes)

RUSSELL MIDCAP INDEX, an unmanaged index of the 800 companies with the lowest market capitalization included in the Russell 1000 Index.

CLASS NAV CALENDAR YEAR TOTAL RETURNS

[BAR CHART]

       2004
       ----
       14.3%

The year-to-date return as of September 30, 2005 is ____%.

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12-31-04 (a)

                       1 YEAR   SINCE INCEPTION
                       ------   ---------------
Class NAV              14.31%        22.56%
Russell Midcap Index   20.22%        32.96%

----------
(a) For periods prior to October __, 2005, performance is based on the performance of the fund's predecessor JHT portfolio which commenced operations on May 5, 2003. The performance of Class NAV shares is based on the performance of NAV shares of the predecessor portfolio. The NAV shares of the predecessor portfolio commenced operations on April 29, 2005, and their performance for periods prior to that date includes the performance of the portfolio's Series I shares. The NAV shares had (and the Class NAV shares have) lower expenses than the Series I shares. Performance would be higher if adjusted for these lower expenses.

[GRAPHIC]

MAIN RISKS

     - EQUITY SECURITIES RISK. Stock markets are volatile, and the price of equity securities such as common and preferred stocks (and their equivalents) will fluctuate. The value of equity securities purchased by the fund could decline if the financial condition of the companies in which the fund invests decline or if overall market and economic conditions deteriorate.

     - INVESTMENT CATEGORY RISK. The fund's strategy of investing in mid cap stocks carries the risk that in certain markets mid cap stocks will underperform small cap or large cap stocks. Similarly, the fund's strategy of investing in value stocks carries the risk that in certain markets value stocks will underperform growth stocks.

     - MID CAP STOCK RISK. The fund's investments in mid-cap companies may be subject to more erratic price movements than investments in larger, more established companies. In particular, mid-sized companies may pose greater risk due to narrow product lines, limited financial resources, less depth in management or a limited trading market for their securities.

     - VALUE STOCK RISK. The fund's investments in value stocks carry the risk that the market will not recognize a security's intrinsic value for a long time or that a stock believed to be undervalued may actually be appropriately priced.

     - FOREIGN SECURITIES RISK. Foreign securities involve special risks, including potentially unfavorable currency exchange rates, limited government regulation (including less stringent investor protection and disclosure standards) and exposure to possible economic, political and social instability.

     - DERIVATIVES RISK. The fund's use of certain derivative instruments (such as options, futures and swaps) could produce disproportionate gains or losses. Derivatives are generally considered more risky than direct investments and, in a down market, could become harder to value or sell at a fair price.

[GRAPHIC]

YOUR EXPENSES

Operating expenses are paid from the fund's assets, and therefore are paid by shareholders indirectly.

ANNUAL OPERATING EXPENSES               CLASS NAV
-------------------------               ---------
Management fee                            0.86%
Distribution and service (12b-1) fees       --
Other expenses (a)                        0.07%
Total fund operating expenses             0.93%

----------
(a)  Based on estimated amounts for the current fiscal year.

The hypothetical example below shows what your expenses would be if you invested $10,000 over the time periods indicated, assuming you reinvested all distributions and that the average annual return was 5%. The example is for comparison only, and does not represent the fund's actual expenses and returns, either past or future.

EXPENSE EXAMPLES   YEAR 1   YEAR 3   YEAR 5   YEAR 10
----------------   ------   ------   ------   -------
Class NAV            $95     $297     $515     $1,144

PORTFOLIO MANAGER

The AIM portfolio manager of the fund and its predecessor and the year he joined the fund team are:

Ronald S. Sloan (Lead Manager) (2003)

See page __ for subadviser information and management biographies.

FUND CODES

CLASS NAV   Ticker              JHMRX
            CUSIP               47803V184
            Newspaper
            SEC number
            JH II fund number

MID CAP STOCK FUND

SUBADVISER: Wellington Management Company, LLP ("Wellington Management")

[GRAPHIC]

GOAL AND STRATEGY

The fund seeks long-term growth of capital. To pursue this goal, the fund invests, under normal market conditions, at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of medium-sized companies with significant capital appreciation potential. The fund tends to invest in companies having market capitalizations similar to those of companies included in the Russell Mid Cap Index ($906 million to $17.9 billion at August 31, 2005).

Wellington Management's investment approach, while based primarily on proprietary fundamental analysis, may also be shaped by secular and industry themes. Fundamental analysis involves the assessment of a company through such factors as its business environment, management, balance sheet, income statement, anticipated earnings, revenues and other related measures of value. In analyzing companies for investment, Wellington Management looks for, among other things, a strong balance sheet, strong earnings growth, attractive industry dynamics, strong competitive advantages (e.g., great management team), and attractive relative value within the context of a security's primary trading market. Securities are sold when the investment has achieved its intended purpose, or because it is no longer considered attractive.

The fund may invest up to 15% of its assets in foreign securities.

The fund is authorized to use all of the various investment strategies (including options, futures, currency and other derivatives transactions) referred to under "Hedging and Other Strategic Transactions" in the Statement of Additional Information.

In abnormal market conditions, the fund may temporarily invest extensively in cash and cash equivalents for defensive purposes. In taking these measures, the fund might not achieve its investment goal.

[GRAPHIC]

PAST PERFORMANCE

The graph shows how the fund's total return has varied from year to year, while the table shows performance of Class NAV shares over time (along with a broad-based market index for reference). This information may help provide an indication of the fund's risks. For periods prior to October __, 2005, the date on which the fund commenced operations, historical performance of the fund's shares is based on the performance of the shares of the fund's predecessor John Hancock Trust ("JHT") portfolio, tie Mid Cap Stock Trust, as indicated in the note to the table. All figures assume dividend reinvestment. Past performance does not indicate future results.

CLASS NAV, TOTAL RETURNS

Best Quarter: Q4 '01, 20.74%
Worst Quarter: Q1 '01, -23.64%

INDEX (reflects no fees or taxes)

RUSSELL MIDCAP GROWTH INDEX -- an unmanaged index that measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values.

CLASS NAV CALENDAR YEAR TOTAL RETURNS

[BAR CHART]

2000    2001    2002   2003   2004
----   -----   -----   ----   ----
-4.0%  -11.0%  -22.6%  42.3%  19.0%

The year-to-date return as of September 30, 2005 is ____%.

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12-31-04(A)

                              1 YEAR   5 YEARS   SINCE INCEPTION
                              ------   -------   ---------------
Class NAV                     19.04%     2.32%        2.19%
Russell Midcap Growth Index   15.48%    -3.36%        2.96%

----------
(a) For periods prior to October __, 2005, performance is based on the performance of the fund's predecessor JHT portfolio which commenced operations on May 1, 1999. The performance of Class NAV shares is based on the performance of NAV shares of the predecessor portfolio. The NAV shares of the predecessor portfolio commenced operations on April 29, 2005, and their performance for periods prior to that date includes the performance of the portfolio's Series I shares. The NAV shares had (and the Class NAV shares have) lower expenses than the Series I shares. Performance would be higher if adjusted for these lower expenses.

[GRAPHIC]

MAIN RISKS

     - EQUITY SECURITIES RISK. Stock markets are volatile, and the price of equity securities such as common and preferred stocks (and their equivalents) will fluctuate. The value of equity securities purchased by the fund could decline if the financial condition of the companies in which the fund invests decline or if overall market and economic conditions deteriorate.

     _ INVESTMENT CATEGORY RISK. The fund's strategy of investing in mid cap stocks carries the risk that in certain markets mid cap stocks will underperform small cap or large cap stocks.

     - MID CAP STOCK RISK. The fund's investments in mid-cap companies may be subject to more erratic price movements than investments in larger, more established companies. In particular, mid-sized companies may pose greater risk due to narrow product lines, limited financial resources, less depth in management or a limited trading market for their securities.

     - FOREIGN SECURITIES RISK. Foreign securities involve special risks, including potentially unfavorable currency exchange rates, limited government regulation (including less stringent investor protection and disclosure standards) and exposure to possible economic, political and social instability.

     - DERIVATIVES RISK. The fund's use of certain derivative instruments (such as options, futures and swaps) could produce disproportionate gains or losses. Derivatives are generally considered more risky than direct investments and, in a down market, could become harder to value or sell at a fair price.

[GRAPHIC]

YOUR EXPENSES

Operating expenses are paid from the fund's assets, and therefore are paid by shareholders indirectly.

ANNUAL OPERATING EXPENSES               CLASS NAV
-------------------------               ---------
Management fee                            0.84%
Distribution and service (12b-1) fees       --
Other expenses (a)                        0.06%
Total fund operating expenses             0.90%

----------
(a)  Based on estimated amounts for the current fiscal year.

The hypothetical example below shows what your expenses would be if you invested $10,000 over the time periods indicated, assuming you reinvested all distributions and that the average annual return was 5%. The example is for comparison only, and does not represent the fund's actual expenses and returns, either past or future.

EXPENSE EXAMPLES   YEAR 1   YEAR 3   YEAR 5   YEAR 10
----------------   ------   ------   ------   -------
Class NAV            $92     $288     $500     $1,111

PORTFOLIO MANAGER

The Wellington Management portfolio manager for the fund and its predecessor and the year he joined the fund team are:

Michael T. Carmen, CFA (2000)

See page __ for subadviser information and management biographies.

FUND CODES

CLASS NAV   Ticker              JHMSX
            CUSIP               47803X586
            Newspaper
            SEC number
            JH II fund number

MID CAP VALUE FUND

SUBADVISER: Lord Abbett & Co. LLC ("Lord Abbett")

[GRAPHIC]

GOAL AND STRATEGY

The fund seeks capital appreciation. To pursue this goal, the fund invests, under normal market conditions, at least 80% of the its net assets (plus any borrowings for investment purposes) in securities of mid-sized companies with market capitalizations at the time of purchase within the market capitalization range of companies in the Russell Mid Cap Index ($906 million to $17.9 billion as of August 31, 2005). This range varies daily.

Lord Abbett uses a value approach in managing the fund. It generally tries to identify stocks of companies that have the potential for significant market appreciation due to growing recognition of improvement in their financial results or increasing anticipation of such improvement. In trying to identify these companies, Lord Abbett looks for such factors as:

-    Changes in economic and financial environment

-    New or improved products or services

- Improved efficiencies resulting from new technologies or changes in distribution

-    New or rapidly expanding markets

-    Price increases for the company's products or services

-    Changes in management or company structure

- Changes in government regulations, political climate or competitive conditions

The fund may invest up to 10% of its assets in foreign securities and may have exposure to foreign currencies through its investment in these securities, direct holdings of foreign currencies or use of foreign currency exchange contracts for the purchase or sale of fixed quantities of foreign currencies at future dates. The subadviser does not consider ADRs and securities of companies domiciled outside the U.S. that are traded in the U.S. to be "foreign securities." Accordingly, these investments are not subject to the 10% limitation on foreign securities.

The fund is authorized to use all of the various investment strategies (including options, futures, currency and other derivatives transactions) referred to under "Hedging and Other Strategic Transactions" in the Statement of Additional Information.

At times the fund may take a temporary defensive position by investing some or all of its assets in short-term fixed income securities. Such securities may be used to attempt to avoid losses in response to adverse market, economic, political or other conditions, to invest uncommitted cash balances, or to maintain liquidity to meet shareholder redemptions. These securities include: obligations of the U.S. Government and its agencies and instrumentalities, commercial paper, bank certificates of deposit, bankers' acceptances, and repurchase agreements collateralized by cash and obligations of the U.S. Government and its agencies and instrumentalities. These investments could reduce the benefit from any upswing in the market and prevent the fund from achieving its investment objective.

[GRAPHIC]

PAST PERFORMANCE

The graph shows how the fund's total return has varied from year to year, while the table shows performance of Class NAV shares over time (along with a broad-based market index for reference). This information may help provide an indication of the fund's risks. For periods prior to October __, 2005, the date on which the fund commenced operations, historical performance of the fund's shares is based on the performance of the shares of the fund's predecessor John Hancock Trust ("JHT") portfolio, the Mid Cap Value Trust, as indicated in the note to the table. All figures assume dividend reinvestment. Past performance does not indicate future results.

CLASS NAV, TOTAL RETURNS

Best Quarter: Q2 '03, 15.35%
Worst Quarter: Q3 '02, -14.75%

INDEX (reflects no fees or taxes)

RUSSELL MIDCAP VALUE INDEX -- an unmanaged index that measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values.

CLASS NAV CALENDAR YEAR TOTAL RETURNS

[BAR CHART]

 2002   2003   2004
-----   ----   ----
-10.1%  25.4%  25.5%

The year-to-date return as of September 30, 2005 is ____%.

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12-31-04 (A)

                             1 YEAR   SINCE INCEPTION
                             ------   ---------------
Class NAV                    24.46%        11.04%
Russell MidCap Value Index   23.71%        12.73%

----------
(a) For periods prior to October __, 2005, performance is based on the performance of the fund's predecessor JHT portfolio which commenced operations on April 30, 2001. The performance of Class NAV shares is based on the performance of NAV shares of the predecessor portfolio. The NAV shares of the predecessor portfolio commenced operations on April 29, 2005, and their performance for periods prior to that date includes the performance of the portfolio's Series I shares. The NAV shares had (and the Class NAV shares have) lower expenses than the Series I shares. Performance would be higher if adjusted for these lower expenses.

[GRAPHIC]

MAIN RISKS

     - EQUITY SECURITIES RISK. Stock markets are volatile, and the price of equity securities such as common and preferred stocks (and their equivalents) will fluctuate. The value of equity securities purchased by the fund could decline if the financial condition of the companies in which the fund invests decline or if overall market and economic conditions deteriorate.

     - INVESTMENT CATEGORY RISK. The fund's strategy of investing in mid cap stocks carries the risk that in certain markets mid cap stocks will underperform small cap or large cap stocks.

     - MID CAP STOCK RISK. The fund's investments in mid-cap companies may be subject to more erratic price movements than investments in larger, more established companies. In particular, mid-sized companies may pose greater risk due to narrow product lines, limited financial resources, less depth in management or a limited trading market for their securities.

     - FOREIGN SECURITIES RISK. Foreign securities involve special risks, including potentially unfavorable currency exchange rates, limited government regulation (including less stringent investor protection and disclosure standards) and exposure to possible economic, political and social instability.

     - DERIVATIVES RISK. The fund's use of certain derivative instruments (such as options, futures and swaps) could produce disproportionate gains or losses. Derivatives are generally considered more risky than direct investments and, in a down market, could become harder to value or sell at a fair price.

[GRAPHIC]

YOUR EXPENSES

Operating expenses are paid from the fund's assets, and therefore are paid by shareholders indirectly.

ANNUAL OPERATING EXPENSES               CLASS NAV
-------------------------               ---------
Management fee                            0.85%
Distribution and service (12b-1) fees       --
Other expenses (a)                        0.05%
Total fund operating expenses             0.90%

----------
(a)  Based on estimated amounts for the current fiscal year.

The hypothetical example below shows what your expenses would be if you invested $10,000 over the time periods indicated, assuming you reinvested all distributions and that the average annual return was 5%. The example is for comparison only, and does not represent the fund's actual expenses and returns, either past or future.

EXPENSE EXAMPLES   YEAR 1   YEAR 3   YEAR 5   YEAR 10
----------------   ------   ------   ------   -------
Class NAV            $92     $288     $500     $1,112

PORTFOLIO MANAGERS

Members of Lord Abbett's management team for the fund and its predecessor and the year each joined the fund team are:

Edward K. von der Linde (head of team) (1999)
Eileen Banko (1999)
Howard Hansen (1999)
David Builder (1999)

See page __ for subadviser information and management biographies.

FUND CODES

CLASS NAV   Ticker              JHMVX
            CUSIP               47803V150
            Newspaper
            SEC number
            JH II fund number

QUANTITATIVE MID CAP FUND

SUBADVISER: MFC Global Investment Management (U.S.A.) Limited ("MFC Global (U.S.A.)")

[GRAPHIC]

GOAL AND STRATEGY

The fund seeks long-term capital growth. To pursue this goal, the fund invests, under normal market conditions, at least 80% of its net assets (plus any borrowings for investment purposes) in U.S. mid-cap stocks, convertible preferred stocks, convertible bonds and warrants. The fund may also invest up to 20% of its assets in large-cap stocks, convertible preferred stocks, convertible bonds and warrants in an effort to reduce overall portfolio volatility and increase performance.

Stocks of publicly traded companies -- and mutual funds that hold these stocks -- can be classified by the companies' market values, or capitalizations. Market capitalization is defined according to Morningstar U.S. as follows: Based on a universe of the 5000 largest stocks in the U.S., the top 5% of the universe are large cap, the next 15% mid cap, and the bottom 80% are classified as small cap. Using this definition, as of January 31, 2005, the largest company in the mid-cap universe was about $8.7 billion and the smallest about $1.5 billion.

MFC Global (U.S.A.) uses a bottom-up, as opposed to a top-down, investment style in managing the fund. This means that securities are selected based upon fundamental analysis performed by the portfolio manager and MFC Global ("U.S.A.")'s equity research analysts. The equity research analysts use fundamental analysis to identify mid-cap and large-cap securities of companies with strong industry positions, leading market shares, proven management and strong balance sheets. The analysts then rank all such securities based on financial attributes (including earnings, growth and momentum) using quantitative analysis. Securities at the top of this ranking may be purchased by the fund.

The fund may invest in foreign securities and may have exposure to foreign currencies through its investment in these securities, direct holdings of foreign currencies or use of foreign currency exchange contracts for the purchase or sale of fixed quantities of foreign currencies at future dates. Investments in foreign securities may include depositary receipts. The fund may also invest to a limited extent in fixed-income securities, including money market instruments.

The fund is authorized to use all of the various investment strategies (including options, futures, currency and other derivatives transactions) referred to under "Hedging and Other Strategic Transactions" in the Statement of Additional Information.

In abnormal market conditions, the fund may temporarily invest extensively in cash and cash equivalents for defensive purposes. In taking these measures, the fund might not achieve its investment goal.

[GRAPHIC]

PAST PERFORMANCE

The graph shows how the fund's total return has varied from year to year, while the table shows performance of Class NAV shares over time (along with a broad-based market index for reference). This information may help provide an indication of the fund's risks. For periods prior to October __, 2005, the date on which the fund commenced operations, historical performance of the fund's shares is based on the performance of the shares of the fund's predecessor John Hancock Trust ("JHT") portfolio, the Quantitative Mid Cap Trust, as indicated in the note to the table. All figures assume dividend reinvestment. Past performance does not indicate future results.

CLASS NAV, TOTAL RETURNS

Best Quarter: Q2 '03, 14.96%
Worst Quarter: Q3 '01, -23.63%

INDEX (reflects no fees or taxes)

S&P MIDCAP 400 INDEX, an unmanaged market capitalization-weighted index that measures the performance of 400 stocks with market values between $200 million and $5 billion.

CLASS NAV CALENDAR YEAR TOTAL RETURNS

[BAR CHART]

 2002   2003   2004
-----   ----   ----
-22.7%  38.5%  18.2%

The year-to-date return as of September 30, 2005 is ____%.

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12-31-04(A)

                        1 YEAR   SINCE INCEPTION
                        ------   ---------------
Class NAV               18.21%        0.90%
S&P Mid Cap 400 Index   16.48%        8.64%

----------
(a) For periods prior to October __, 2005, performance is based on the performance of the fund's predecessor JHT portfolio which commenced operations on April 30, 2001. The performance of Class NAV shares is based on the performance of NAV shares of the predecessor portfolio. The NAV shares of the predecessor portfolio commenced operations on April 29, 2005, and their performance for periods prior to that date includes the performance of the portfolio's Series I shares. The NAV shares had (and the Class NAV shares have) lower expenses than the Series I shares. Performance would be higher if adjusted for these lower expenses.

[GRAPHIC]

MAIN RISKS

     - EQUITY SECURITIES RISK. Stock markets are volatile, and the price of equity securities such as common and preferred stocks (and their equivalents) will fluctuate. The value of equity securities purchased by the fund could decline if the financial condition of the companies in which the fund invests decline or if overall market and economic conditions deteriorate.

     - INVESTMENT CATEGORY RISK. The fund's strategy of investing in mid cap stocks carries the risk that in certain markets mid cap stocks will underperform small cap or large cap stocks.

     - SMALL/MID CAP STOCK RISK. The fund's investments in small-cap and mid-cap companies may be subject to more erratic price movements than investments in larger, more established companies. In particular, mid-sized companies may pose greater risk due to narrow product lines, limited financial resources, less depth in management or a limited trading market for their securities. Similarly, small cap companies may be developing or marketing new products or services for which markets are not yet and may never become established. While small, unseasoned companies may offer greater opportunities for capital growth than larger, more established companies, they also involve greater risks and should be considered speculative.

     - FOREIGN SECURITIES RISK. Foreign securities involve special risks, including potentially unfavorable currency exchange rates, limited government regulation (including less stringent investor protection and disclosure standards) and exposure to possible economic, political and social instability.

     - DERIVATIVES RISK. The fund's use of certain derivative instruments (such as options, futures and swaps) could produce disproportionate gains or losses. Derivatives are generally considered more risky than direct investments and, in a down market, could become harder to value or sell at a fair price.

[GRAPHIC]

YOUR EXPENSES

Operating expenses are paid from the fund's assets, and therefore are paid by shareholders indirectly.

ANNUAL OPERATING EXPENSES               CLASS NAV
-------------------------               ---------
Management fee                            0.75%
Distribution and service (12b-1) fees       --
Other expenses (a)                        0.07%
Total fund operating expenses             0.82%

----------
(a)  Based on estimated amounts for the current fiscal year.

The hypothetical example below shows what your expenses would be if you invested $10,000 over the time periods indicated, assuming you reinvested all distributions and that the average annual return was 5%. The example is for comparison only, and does not represent the fund's actual expenses and returns, either past or future.

EXPENSE EXAMPLES   YEAR 1   YEAR 3   YEAR 5   YEAR 10
----------------   ------   ------   ------   -------
Class NAV            $84     $261     $454     $1,012

PORTFOLIO MANAGERS

The MFC Global (U.S.A.) portfolio managers for the fund and its predecessor and the year each joined the fund team are:

Rhonda Chang, CFA (2001)
Norman Ali, CFA (2005)

See page __ for subadviser information and management biographies.

FUND CODES

CLASS NAV   Ticker              JHQMX
            CUSIP               47803X107
            Newspaper
            SEC number
            JH II fund number

VALUE FUND

SUBADVISER: Van Kampen Investments ("Van Kampen")

[GRAPHIC]

GOAL AND STRATEGY

The fund seeks to realize an above average total return over a market cycle of three to five years, consistent with reasonable risk. To pursue this goal, the fund invests primarily in equity securities of companies with capitalizations similar to the market capitalization of companies in the Russell Midcap Value Index ($906 million to $17.9 billion as of August 31, 2005).

Under normal circumstances, the fund invests at least 65% of its total assets in equity securities. These primarily include common stocks, but may also include preferred stocks, convertible securities, rights, warrants, and ADR's. The fund may invest without limit in ADRs and may invest up to 5% of its total assets in foreign equities excluding ADRs. The fund may also invest up to 15% of its net assets in real estate investment trusts (REITs).

Van Kampen's approach is to select equity securities which are believed to be undervalued relative to the stock market in general as measured by the Russell Midcap Value Index. Generally, medium market capitalization companies will consist primarily of those that Van Kampen believes are selling below their intrinsic value and offer the opportunity for growth of capital. The fund emphasizes a "value" style of investing focusing on those companies with strong fundamentals, consistent track records, growth prospectus, and attractive valuations. Van Kampen may favor securities of companies that are in undervalued industries. Van Kampen may purchase stocks that do not pay dividends. Van Kampen may also invest the fund's assets in companies with smaller or larger market capitalizations.

The fund is authorized to use all of the various investment strategies (including options, futures, currency and other derivatives transactions) referred to under "Hedging and Other Strategic Transactions" in the Statement of Additional Information.

During unusual market conditions, the fund may temporarily invest extensively in fixed-income securities and cash and cash equivalents for defensive purposes. In taking these measures, the fund might not achieve its investment goal.

[GRAPHIC]

PAST PERFORMANCE

The graph shows how the fund's total return has varied from year to year, while the table shows performance of Class NAV shares over time (along with a broad-based market index for reference). This information may help provide an indication of the fund's risks. For periods prior to October __, 2005, the date on which the fund commenced operations, historical performance of the fund's shares is based on the performance of the shares of the fund's predecessor John Hancock Trust ("JHT") portfolio, the Value Trust, as indicated in the note to the table. All figures assume dividend reinvestment. Past performance does not indicate future results.

CLASS NAV, TOTAL RETURNS

Best Quarter: Q2 '03, 20.39%
Worst Quarter: Q3 '02, -23.40%

INDEX (reflects no fees or taxes)

RUSSELL MIDCAP VALUE INDEX -- an unmanaged index that measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values.

CLASS NAV CALENDAR YEAR TOTAL RETURNS

[BAR CHART]

1997   1998   1999   2000   2001    2002   2003   2004
----   ----   ----   ----   ----   -----   ----   ----
22.1%  -1.7%  -2.8%  24.6%  3.4%   -22.8%  38.8%  15.2%

The year-to-date return as of September 30, 2005 is ____%.

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12-31-04 (a)

                             1 YEAR   5 YEARS   SINCE INCEPTION
                             ------   -------   ---------------
Class NAV                    15.18%     9.71%         8.03%
Russell Midcap Value Index   23.71%    13.48%        12.98%

----------
(a) For periods prior to October __, 2005, performance is based on the performance of the fund's predecessor JHT portfolio which commenced operations on January 1, 1997. The performance of Class NAV shares is based on the performance of NAV shares of the predecessor portfolio. The NAV shares of the predecessor portfolio commenced operations on April 29, 2005, and their performance for periods prior to that date includes the performance of the portfolio's Series I shares. The NAV shares had (and the Class NAV shares have) lower expenses than the Series I shares. Performance would be higher if adjusted for these lower expenses.

[GRAPHIC]

MAIN RISKS

     - EQUITY SECURITIES RISK. Stock markets are volatile, and the price of equity securities such as common and preferred stocks (and their equivalents) will fluctuate. The value of equity securities purchased by the fund could decline if the financial condition of the companies in which the fund invests decline or if overall market and economic conditions deteriorate.

     - INVESTMENT CATEGORY RISK. The fund's strategy of investing in small and mid cap stocks carries the risk that in certain markets small and mid cap stocks will underperform large cap stocks.

     - SMALL/MID CAP STOCK RISK. The fund's investments in small-cap and mid-cap companies may be subject to more erratic price movements than investments in larger, more established companies. In particular, mid-sized companies may pose greater risk due to narrow product lines, limited financial resources, less depth in management or a limited trading market for their securities. Similarly, small cap companies may be developing or marketing new products or services for which markets are not yet and may never become established. While small, unseasoned companies may offer greater opportunities for capital growth than larger, more established companies, they also involve greater risks and should be considered speculative.

     - VALUE STOCK RISK. The fund's investments in value stocks carry the risk that the market will not recognize a security's intrinsic value for a long time or that a stock believed to be undervalued may actually be appropriately priced.

     - DERIVATIVES RISK. The fund's use of certain derivative instruments (such as options, futures and swaps) could produce disproportionate gains or losses. Derivatives are generally considered more risky than direct investments and, in a down market, could become harder to value or sell at a fair price.

[GRAPHIC]

YOUR EXPENSES

Operating expenses are paid from the fund's assets, and therefore are paid by shareholders indirectly.

ANNUAL OPERATING EXPENSES               CLASS NAV
-------------------------               ---------
Management fee                            0.74%
Distribution and service (12b-1) fees       --
Other expenses (a)                        0.12%
Total fund operating expenses             0.86%

----------
(a)  Based on estimated amounts for the current fiscal year.

The hypothetical example below shows what your expenses would be if you invested $10,000 over the time periods indicated, assuming you reinvested all distributions and that the average annual return was 5%. The example is for comparison only, and does not represent the fund's actual expenses and returns, either past or future.

EXPENSE EXAMPLES   YEAR 1   YEAR 3   YEAR 5   YEAR 10
----------------   ------   ------   ------   -------
Class NAV            $88     $274     $476     $1,059

PORTFOLIO MANAGERS

Members of Van Kampen's Equity Income Team for the fund and its predecessor and the year each joined the fund team are:

James Gilligan (team leader) (2003)
James Roeder (2003)
Sergio Marcheli (2003)
Thomas Bastian (2003)
Vince Vizachero (2003)

See page __ for subadviser information and management biographies.

FUND CODES

CLASS NAV   Ticker
            CUSIP
            Newspaper
            SEC number
            JH II fund number

VISTA FUND

SUBADVISER: American Century Investment Management, Inc. ("American Century")

[GRAPHIC]

GOAL AND STRATEGY

The fund seeks long-term capital growth. To pursue this goal, the fund normally invests in common stocks of U.S. and foreign companies that are medium-sized and smaller at the time of purchase, but the fund may purchase other types of securities as well.

In managing the portfolio, American Century looks for stocks of medium-sized and smaller companies it believes will increase in value over time, using a proprietary investment strategy. In implementing this strategy, the subadviser uses a bottom-up approach to stock selection. This means that the subadviser makes investment decisions based primarily on its analysis of individual companies, rather than on broad economic forecasts. American Century's principal analytical technique involves the identification of companies with earnings and revenues that are not only growing, but growing at an accelerating pace. This includes companies whose growth rates, although still negative, are less negative than prior periods, and companies whose growth rates are expected to accelerate. These techniques help the subadviser buy or hold the stocks of companies it believes have favorable growth prospects and sell the stocks of companies whose characteristics no longer meet its criteria.

When determining the size of a company, American Century will consider, among other factors, the capitalization of the company and the amount of revenues as well as other information obtained about the company.

The fund may invest in securities of foreign companies. Most of the funds' foreign investments are in companies located and doing business in developed countries.

The fund is normally fully invested in stocks regardless of the movement of stock prices generally. When the subadviser believes it is prudent, the fund may invest a portion of its assets in domestic and foreign preferred stock, convertible debt securities, equity-equivalent securities, foreign securities, short-term securities, non-leveraged futures contracts, options, notes, bonds and other debt securities. The fund generally limits its purchase of debt securities to investment-grade obligations.

The fund is authorized to use all of the various investment strategies (including options, futures, currency and other derivatives transactions) referred to under "Hedging and Other Strategic Transactions" in the Statement of Additional Information.

In abnormal market conditions, the fund may temporarily invest extensively in cash and cash equivalents for defensive purposes. In taking these measures, the fund might not achieve its investment goal.

[GRAPHIC]

PAST PERFORMANCE

Performance information is not presented for the fund because it commenced operations on October __, 2005 and has not yet completed a full calendar year of operations. Generally, performance may be expected to vary from year to year. Past performance, when presented, does not indicate future results.

[GRAPHIC]

MAIN RISKS

     - EQUITY SECURITIES RISK. Stock markets are volatile, and the price of equity securities such as common and preferred stocks (and their equivalents) will fluctuate. The value of equity securities purchased by the fund could decline if the financial condition of the companies in which the fund invests decline or if overall market and economic conditions deteriorate.

     - SMALL/MID CAP STOCK RISK. The fund's investments in small-cap and mid-cap companies may be subject to more erratic price movements than investments in larger, more established companies. In particular, midsized companies may pose greater risk due to narrow product lines, limited financial resources, less depth in management or a limited trading market for their securities. Similarly, small cap companies may be developing or marketing new products or services for which markets are not yet and may never become established. While small, unseasoned companies may offer greater opportunities for capital growth than larger, more established companies, they also involve greater risks and should be considered speculative.

     - FOREIGN SECURITIES RISK. Foreign securities involve special risks, including potentially unfavorable currency exchange rates, limited government regulation (including less stringent investor protection and disclosure standards) and exposure to possible economic, political and social instability.

     - RAPID, SUBSTANTIAL TRADING RISK. The fund may buy a large amount of a company's stock quickly, and often will dispose of it quickly if the company's earnings or revenues decline. While the subadviser believes that this strategy provides substantial appreciation over the long term, in the short term it can create a significant amount of price volatility. This volatility may be greater than that of the average stock fund.

     - DERIVATIVES RISK. The fund's use of certain derivative instruments (such as options, futures and swaps) could produce disproportionate gains or losses. Derivatives are generally considered more risky than direct investments and, in a down market, could become harder to value or sell at a fair price.

[GRAPHIC]

YOUR EXPENSES

Operating expenses are paid from the fund's assets, and therefore are paid by shareholders indirectly.

ANNUAL OPERATING EXPENSES               CLASS NAV
-------------------------               ---------
Management fee                            0.90%
Distribution and service (12b-1) fees       --
Other expenses (a)                        0.07%
Total fund operating expenses             0.97%

----------
(a)  Based on estimated amounts for the current fiscal year.

The hypothetical example below shows what your expenses would be if you invested $10,000 over the time periods indicated, assuming you reinvested all distributions and that the average annual return was 5%. The example is for comparison only, and does not represent the fund's actual expenses and returns, either past or future.

EXPENSE EXAMPLES   YEAR 1   YEAR 3
----------------   ------   ------
Class NAV            $99     $308

PORTFOLIO MANAGERS

The American Century portfolio managers for the fund and the year each joined the fund team are:

Glenn A. Fogle (October 2005)
David M. Holland (October 2005)

See page __ for subadviser information and management biographies.

FUND CODES

CLASS NAV   Ticker              JHVTX
            CUSIP               47803X495
            Newspaper
            SEC number
            JH II fund number

                                 LARGE CAP FUNDS

ALL CAP CORE FUND

SUBADVISER:  Deutsche Asset Management, Inc. ("DeAM")

[GRAPHIC]

GOAL AND STRATEGY

The fund seeks long-term growth of capital. To pursue this goal, the fund invests in common stocks and other equity securities within all asset classes (small, mid and large cap), primarily those within the Russell 3000 Index ($65 million to $381.3 billion at August 31, 2005).

The fund may invest in all types of equity securities including common stocks, preferred stocks, convertible securities and depositary receipts for such securities. These securities may be listed on securities exchanges, traded in various over-the-counter markets or have no organized markets.

The fund may also invest in U.S. Government securities and up to 5% of its assets in foreign securities.

DeAM pursues an actively managed, quantitative investment process. DeAM's investment philosophy is based on three central tenets:

     - Securities have an intrinsic value from which they deviate over time. DeAM believes that the best way to measure a security's fair vale is relative to its peers within its own industry.

     - Finding attractive companies with long-term potential requires a consideration of both growth and value attributes. Technical analysis further enhances the stock selection process, helping to identify timely market opportunities.

     - Quantitative investment models provide an improved framework for selecting mispriced stocks in an unbiased, consistent and repeatable manner.

Quantitative Investment Approach. DeAM blends fundamental equity analysis and quantitative investment theory into a disciplined and systematic process. This technique minimizes subjectivity and allows the team to analyze the broadest possible universe of stocks. DeAM's proprietary U.S. stock evaluation model, the Quantitative Investment Model (the "Model"), incorporates valuation and growth investment parameters and is used to select securities. DeAM believes that combining techniques used by fundamental value investors with extensive growth and earnings analysis minimizes investment style bias and ultimately produces a "pure" stock selection process that seeks to add value in any market environment. DeAM also incorporates technical analysis to capture short-term price changes and market responsiveness to new information.

By applying a rigorous portfolio construction process, the team targets excess return levels similar to traditional managers, while holding a significantly more diversified basket of stocks. Non-linear market impact assumptions are also incorporated into the process to maximize the trade-off between the anticipated pickup from trading and the costs associated with making these trades.

Portfolio Construction and Quantitative Risk Management. DeAM extensively screens the Russell 3000 universe using multiple investment parameters to identify what DeAM believes are the most and least attractive securities. Expected returns are generated for each stock relative to its own industry. Securities are then selected based on expected returns, risk control constraints and anticipated transaction costs.

The fund is authorized to use all of the various investment strategies (including options, futures, currency and other derivatives transactions) referred to under "Hedging and Other Strategic Transactions" in the Statement of Additional Information.

In abnormal market conditions, the fund may temporarily invest extensively in cash and cash equivalents for defensive purposes. In taking these measures, the fund might not achieve its investment goal.

[GRAPHIC]

PAST PERFORMANCE

The graph shows how the fund's total return has varied from year to year, while the table shows performance of Class NAV shares over time (along with a broad-based market index for reference). This information may help provide an indication of the fund's risks. For periods prior to October __, 2005, the date on which the fund commenced operations, historical performance of the fund's shares is based on the performance of the shares of the fund's predecessor John Hancock Trust ("JHT") portfolio, the All Cap Core Trust, as indicated in the note to the table. All figures assume dividend reinvestment. Past performance does not indicate future results.

CLASS NAV, TOTAL RETURNS

Best Quarter: Q4 '99, 23.59%
Worst Quarter: Q1 '01, -24.41%

INDEXES (reflect no fees or taxes)

RUSSELL 3000 INDEX -- an unmanaged index that measures the performance of the 3,000 largest U.S. companies based on total market capitalization, representing approximately 98% of the investable U.S. market.

COMBINED INDEX -- a blend of the Russell 1000 Growth Index from inception through December 31, 2002, and the Russell 3000 Index from January 1, 2003, and thereafter.

CLASS NAV CALENDAR YEAR TOTAL RETURNS

[BAR CHART]

1997   1998   1999    2000    2001    2002   2003   2004
----   ----   ----   -----   -----   -----   ----   ----
25.4%  24.0%  37.2%  -27.3%  -21.4%  -25.2%  31.5%  16.3%

The year-to-date return as of September 30, 2005 is ____%.

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12-31-04 (A)

                     1 YEAR   5 YEARS   SINCE INCEPTION
                     ------   -------   ---------------
Class NAV            16.33%    -0.14%        5.25%
Russell 3000 Index   11.95%    -1.16%        8.93%
Combined Index       11.95%    -7.92%        6.82%

----------
(a) For periods prior to October __, 2005, performance is based on the performance of the fund's predecessor JHT portfolio which commenced operations on July 15, 1996. The performance of Class NAV shares is based on the performance of NAV shares of the predecessor portfolio. The NAV shares of the predecessor portfolio commenced operations on April 29, 2005, and their performance for periods prior to that date includes the performance of the portfolio's Series I shares. The NAV shares had (and the Class NAV shares have) lower expenses than the Series I shares. Performance would be higher if adjusted for these lower expenses. Effective November 25, 2002, the predecessor JHT portfolio changed its subadviser. Performance reflects results prior to this change.

[GRAPHIC]

MAIN RISKS

     - EQUITY SECURITIES RISK. Stock markets are volatile, and the price of equity securities such as common and preferred stocks (and their equivalents) will fluctuate. The value of equity securities purchased by the fund could decline if the financial condition of the companies in which the fund invests decline or if overall market and economic conditions deteriorate.

     - DERIVATIVES RISK. The fund's use of certain derivative instruments (such as options, futures and swaps) could produce disproportionate gains or losses. Derivatives are generally considered more risky than direct investments and, in a down market, could become harder to value or sell at a fair price.

[GRAPHIC]

YOUR EXPENSES

Operating expenses are paid from the fund's assets, and therefore are paid by shareholders indirectly.

ANNUAL OPERATING EXPENSES               CLASS NAV
-------------------------               ---------
Management fee                            0.80%
Distribution and service (12b-1) fees       --
Other expenses (a)                        0.13%
Total fund operating expenses             0.93%

----------
(a)  Based on estimated amounts for the current fiscal year.

The hypothetical example below shows what your expenses would be if you invested $10,000 over the time periods indicated, assuming you reinvested all distributions and that the average annual return was 5%. The example is for comparison only, and does not represent the fund's actual expenses and returns, either past or future.

EXPENSE EXAMPLES   YEAR 1   YEAR 3   YEAR 5   YEAR 10
----------------   ------   ------   ------   -------
Class NAV            $95     $295     $513     $1,139

PORTFOLIO MANAGERS

The DeAM portfolio managers for the fund and its predecessor and the year each joined the fund team are:

Janet Campagna (1999)
Robert Wang (1995)
Julie Abbett (2000)

See page __ for subadviser information and management biographies.

FUND CODES

CLASS NAV   Ticker
            CUSIP
            Newspaper
            SEC number
            JH II fund number

ALL CAP GROWTH FUND

SUBADVISER: AIM Capital Management, Inc. ("AIM")

[GRAPHIC]

GOAL AND STRATEGY

The fund seeks long-term capital appreciation. To pursue this goal, the fund invests, under normal market conditions, principally in common stocks of companies that the subadviser believes are likely to benefit from new or innovative products, services or processes as well as those that have experienced above-average, long-term growth in earnings and have excellent prospects for future growth. Any income received from securities held by the fund will be incidental.

The fund's portfolio is primarily comprised of securities of two basic categories of companies:

     - "core" companies, which AIM considers to have experienced above-average and consistent long-term growth in earnings and to have excellent prospects for outstanding future growth, and

     - "earnings acceleration" companies which AIM believes are currently enjoying a dramatic increase in profits.

The fund may also purchase the common stocks of foreign companies. It is not anticipated, however, that foreign securities will constitute more than 20% of the value of the portfolio. American Depository Receipts ("ADRs") and European Depositary Receipts ("EDRs") and other securities representing underlying securities of foreign issuers are treated as foreign securities and included in this 20% limitation.

The fund is authorized to use all of the various investment strategies (including options, futures, currency and other derivatives transactions) referred to under "Hedging and Other Strategic Transactions" in the Statement of Additional Information.

In abnormal market conditions, the fund may temporarily invest extensively in cash and cash equivalents for defensive purposes. In taking these measures, the fund might not achieve its investment goal.

[GRAPHIC]

PAST PERFORMANCE

The graph shows how the fund's total return has varied from year to year, while the table shows performance of Class NAV shares over time (along with a broad-based market index for reference). This information may help provide an indication of the fund's risks. For periods prior to October __, 2005, the date on which the fund commenced operations, historical performance of the fund's shares is based on the performance of the shares of the fund's predecessor John Hancock Trust ("JHT") portfolio, the All Cap Growth Trust, as indicated in the note to the table. All figures assume dividend reinvestment. Past performance does not indicate future results.

CLASS NAV, TOTAL RETURNS

Best Quarter: Q4 '99, 36.09%
Worst Quarter: Q3 '01, -23.20%

INDEXES (reflect no fees or taxes)

RUSSELL 3000 GROWTH INDEX -- an unmanaged index that measures the performance of those Russell 3000 Index companies with lower price-to-book ratios and higher forecasted growth values.

COMBINED INDEX -- a blend of the Russell 1000 Growth Index from inception through December 31, 2002, and the Russell 3000 Index from January 1, 2003, and thereafter.

CLASS NAV CALENDAR YEAR TOTAL RETURNS

[BAR CHART]

1997   1998   1999    2000    2001    2002   2003   2004
----   ----   ----   -----   -----   -----   ----   ----
15.3%  28.3%  44.7%  -10.8%  -23.8%  -24.4%  29.2%  6.5%

The year-to-date return as of September 30, 2005 is ____%.

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12-31-04 (A)

                            1 YEAR   5 YEARS   SINCE INCEPTION
                            ------   -------   ---------------
Class NAV                    6.52%    -6.68%        5.61%
Russell 3000 Growth Index    6.93%    -8.87%        6.16%
Combined Index               6.93%    -8.87%        4.25%

----------
(a) For periods prior to October __, 2005, performance is based on the performance of the fund's predecessor JHT portfolio which commenced operations on March 4, 1996. The performance of Class NAV shares is based on the performance of NAV shares of the predecessor portfolio. The NAV shares of the predecessor portfolio commenced operations on April 29, 2005, and their performance for periods prior to that date includes the performance of the portfolio's Series I shares. The NAV shares had (and the Class NAV shares have) lower expenses than the Series I shares. Performance would be higher if adjusted for these lower expenses. Effective May 1, 1999, the predecessor JHT portfolio changed its subadviser. Performance reflects results prior to these changes.

[GRAPHIC]

MAIN RISKS

     - EQUITY SECURITIES RISK. Stock markets are volatile, and the price of equity securities such as common and preferred stocks (and their equivalents) will fluctuate. The value of equity securities purchased by the fund could decline if the financial condition of the companies in which the fund invests decline or if overall market and economic conditions deteriorate.

     - FOREIGN SECURITIES RISK. Foreign securities involve special risks, including potentially unfavorable currency exchange rates, limited government regulation (including less stringent investor protection and disclosure standards) and exposure to possible economic, political and social instability.

     - DERIVATIVES RISK. The fund's use of certain derivative instruments (such as options, futures and swaps) could produce disproportionate gains or losses. Derivatives are generally considered more risky than direct investments and, in a down market, could become harder to value or sell at a fair price.

     - GROWTH STOCK RISK. Because growth securities typically do not make dividend payments to shareholders, investment returns are based on capital appreciation, making returns more dependent on market increases and decreases. Growth stocks may therefore be more volatile than non-growth stocks.

     - SECTOR RISK. The fund may invest in internet-related companies, a comparatively narrow segment of the economy, and therefore may experience greater volatility than funds investing in a broader range of industries. In addition, companies in this sector may be subject to additional risks such as increased competition within the sector or changes in legislation or government regulations affecting the sector.

[GRAPHIC]

YOUR EXPENSES

Operating expenses are paid from the fund's assets, and therefore are paid by shareholders indirectly.

ANNUAL OPERATING EXPENSES               CLASS NAV
-------------------------               ---------
Management fee                            0.90%
Distribution and service (12b-1) fees       --
Other expenses (a)                        0.05%

Total fund operating expenses             0.95%

----------
(a)  Based on estimated amounts for the current fiscal year.

The hypothetical example below shows what your expenses would be if you invested $10,000 over the time periods indicated, assuming you reinvested all distributions and that the average annual return was 5%. The example is for comparison only, and does not represent the fund's actual expenses and returns, either past or future.

EXPENSE EXAMPLES   YEAR 1   YEAR 3   YEAR 5   YEAR 10
----------------   ------   ------   ------   -------
Class NAV            $97     $303     $525     $1,166

PORTFOLIO MANAGERS

The AIM portfolio managers for the fund and its predecessor and the year each joined the fund team are:

Lanny H. Sachnowitz (lead manager) (September 2005)
Kirk L. Anderson (September 2005)
James G. Birdsall (September 2005)
Robert J. Lloyd (September 2005)

See page __ for subadviser information and management biographies.

FUND CODES

CLASS NAV   Ticker              JHCGX
            CUSIP               47803V309
            Newspaper
            SEC number
            JH II fund number

ALL CAP VALUE FUND

SUBADVISER: Lord, Abbett & Co. LLC ("Lord Abbett").

GOAL AND STRATEGY

The fund seeks capital appreciation. To pursue this goal, the fund invests primarily in equity securities of U.S. and multinational companies that Lord Abbett believes are undervalued in all capitalization ranges. Under normal market circumstances, the fund will invest at least 50% of its net assets in equity securities of large, seasoned companies with market capitalizations at the time of purchase that fall within the market capitalization range of companies in the Russell 1000 Index ($906 million to $381.3 billion as of August 31, 2005). This range varies daily. Equity securities may include common stocks, preferred stock, convertible securities, warrants, and similar instruments. These are companies that appear underpriced according to certain financial measurements of their intrinsic worth or business prospects (such as price-to-earnings or price to-book ratios).

In selecting investments, Lord Abbett attempts to invest in securities selling at reasonable prices in relation to its assessment of their potential value. While there is the risk that an investment may never reach what Lord Abbett thinks is its full value, or may go down in value, the subadviser's emphasis on large, seasoned company value stocks may limit the fund's downside risk. This is because value stocks are believed to be underpriced, and large, seasoned company stocks tend to be issued by more established companies and less volatile than mid-sized or small company stock. Although small companies may present greater risks than larger companies, they also may present higher potential for attractive long-term returns. Lord Abbett generally sells a stock when it thinks it seems less likely to benefit from the current market and economic environment, shows deteriorating fundamentals, or has reached the subadviser's valuation target.

The fund may invest up to 10% of its net assets in foreign equity securities. Lord Abbett does not consider ADRs and securities of companies domiciled outside the U.S. but that are traded in the U.S. to be "foreign securities." Accordingly, such investments are not subject to the 10% limitation on foreign securities.

The fund is authorized to use all of the various investment strategies (including options, futures, currency and other derivatives transactions) referred to under "Hedging and Other Strategic Transactions" in the Statement of Additional Information.

In abnormal market conditions, the fund may temporarily invest extensively in cash and cash equivalents for defensive purposes. In taking these measures, the fund might not achieve its investment goal.

[GRAPHIC]

PAST PERFORMANCE

The graph shows how the fund's total return has varied from year to year, while the table shows performance of Class NAV shares over time (along with a broad-based market index for reference). This information may help provide an indication of the fund's risks. For periods prior to October __, 2005, the date on which the fund commenced operations, historical performance of the fund's shares is based on the performance of the shares of the fund's predecessor John Hancock Trust ("JHT") portfolio, the All Cap Value Trust, as indicated in the note to the table. All figures assume dividend reinvestment. Past performance does not indicate future results.

CLASS NAV, TOTAL RETURNS

Best Quarter: Q4 '01, 18.09%
Worst Quarter: Q3 '02, -23.92%

INDEX (reflects no fees or taxes)

RUSSELL 3000 VALUE INDEX -- an unmanaged index that measures the performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values.

CLASS NAV CALENDAR YEAR TOTAL RETURNS

[BAR CHART]

 2002   2003   2004
-----   ----   ----
-27.8%  38.4%  16.0%

The year-to-date return as of September 30, 2005 is ____%.

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12-31-04 (A)

                           1 YEAR   SINCE INCEPTION
                           ------   ---------------
Class NAV                   15.96%       4.33%
Russell 3000 Value Index    16.94%       6.37%

----------
(a) For periods prior to October __, 2005, performance is based on the performance of the fund's predecessor JHT portfolio which commenced operations on April 30, 2001. The performance of Class NAV shares is based on the performance of NAV shares of the predecessor portfolio. The NAV shares of the predecessor portfolio commenced operations on April 29, 2005, and their performance for periods prior to that date includes the performance of the portfolio's Series I shares. The NAV shares had (and the Class NAV shares have) lower expenses than the Series I shares. Performance would be higher if adjusted for these lower expenses. Effective May 1, 1999, the predecessor JHT portfolio changed its subadviser. Performance reflects results prior to these changes.

[GRAPHIC]

MAIN RISKS

     - EQUITY SECURITIES RISK. Stock markets are volatile, and the price of equity securities such as common and preferred stocks (and their equivalents) will fluctuate. The value of equity securities purchased by the fund could decline if the financial condition of the companies in which the fund invests decline or if overall market and economic conditions deteriorate.

     - VALUE STOCK RISK. The fund's investments in value stocks carry the risk that the market will not recognize a security's intrinsic value for a long time or that a stock believed to be undervalued may actually be appropriately priced.

     - FOREIGN SECURITIES RISK. Foreign securities involve special risks, including potentially unfavorable currency exchange rates, limited government regulation (including less stringent investor protection and disclosure standards) and exposure to possible economic, political and social instability.

     - SMALL CAP STOCK RISK. The fund's investments in smaller companies may be subject to more erratic price movements than investments in larger, more established companies. Small cap companies may be developing or marketing new products or services for which markets are not yet and may never become established. While small, unseasoned companies may offer greater opportunities for capital growth than larger, more established companies, they also involve greater risks and should be considered speculative.

     - DERIVATIVES RISK. The fund's use of certain derivative instruments (such as options, futures and swaps) could produce disproportionate gains or losses. Derivatives are generally considered more risky than direct investments and, in a down market, could become harder to value or sell at a fair price.

[GRAPHIC]

YOUR EXPENSES

Operating expenses are paid from the fund's assets, and therefore are paid by shareholders indirectly.

ANNUAL OPERATING EXPENSES               CLASS NAV
-------------------------               ---------
Management fee                            0.83%
Distribution and service (12b-1) fees       --
Other expenses (a)                        0.06%
Total fund operating expenses             0.89%

----------
(a)  Based on estimated amounts for the current fiscal year.

The hypothetical example below shows what your expenses would be if you invested $10,000 over the time periods indicated, assuming you reinvested all distributions and that the average annual return was 5%. The example is for comparison only, and does not represent the fund's actual expenses and returns, either past or future.

EXPENSE EXAMPLES   YEAR 1   YEAR 3   YEAR 5   YEAR 10
----------------   ------   ------   ------   -------
Class NAV            $91     $284     $493     $1,096

PORTFOLIO MANAGERS

Members of Lord Abbett's team of managers and analysts for the fund and its predecessor and the year each joined the fund team are:

Robert G. Morris (1995)
Robert P. Fetch (2003)
David G. Builder (1999)
Daniel H. Frascarelli (2003)
Howard Hansen (1999)
Gerard S. E. Heffernan (2003)

See page __ for subadviser information and management biographies.

FUND CODES

CLASS NAV   Ticker              JHCVX
            CUSIP               47803V507
            Newspaper
            SEC number
            JH II fund number

BLUE CHIP GROWTH FUND

SUBADVISER: T. Rowe Price Associates, Inc. ("T. Rowe Price")

[GRAPHIC]

GOAL AND STRATEGY

The fund seeks to provide long-term growth of capital. Current income is a secondary objective. To pursue these goals, the fund invests at least 80% of its net assets in the common stocks of large and medium-sized blue chip growth companies. These are firms that, in T. Rowe Price's view, are well established in their industries and have the potential for above-average earnings growth.

In identifying blue chip companies, T. Rowe Price generally considers the following characteristics:

     Leading market positions. Blue chip companies often have leading market positions that are expected to be maintained or enhanced over time. Strong positions, particularly in growing industries, can give a company pricing flexibility as well as the potential for good unit sales. These factors, in turn, can lead to higher earnings growth and greater share price appreciation.

     Seasoned management teams. Seasoned management teams with a track record of providing superior financial results are important for a company's long-term growth prospects. T. Rowe Price analysts will evaluate the depth and breadth of a company's management experience.

     Strong financial fundamentals. Companies should demonstrate faster earnings growth than their competitors and the market in general; high profit margins relative to competitors; strong cash flow; a healthy balance sheet with relatively low debt; and a high return on equity with a comparatively low dividend payout ratio.

T. Rowe Price evaluates the growth prospects of companies and the industries in which they operate. T. Rowe Price seeks to identify companies with strong market franchises in industries that appear to be strategically poised for long-term growth. This investment approach reflects T. Rowe Price's belief that the combination of solid company fundamentals (with emphasis on the potential for above-average growth in earnings or operating cash flow) along with a positive industry outlook will ultimately reward investors with strong investment performance. Some of the companies T. Rowe Price targets will have good prospects for dividend growth.

Most of the assets of the fund are invested in U.S. common stocks. However, the fund may also purchase other types of securities, including, (i) U.S. and non-U.S. dollar denominated foreign securities (up to 20% of its total assets) including ADRs, (ii) convertible stocks, warrants and bonds, and (iii) futures and options. Investments in convertible securities, preferred stocks and debt securities are limited to 25% of total assets.

The fund may invest in debt securities of any type without regard to quality or rating. Such securities would be issued by companies which meet the investment criteria for the fund but may include non-investment grade debt securities (junk bonds). The fund will not purchase a non-investment-grade debt security if, immediately after such purchase, the fund would have more than 5% of its total assets invested in such securities.

The fund holds a certain portion of its assets in money market reserves which can consist of shares of the T. Rowe Price Reserve Investment Fund (or any other internal T. Rowe Price money market fund) as well as U.S. and foreign dollar-denominated money market securities, including repurchase agreements, in the two highest rating categories, maturing in one year or less.

The portfolio may sell securities for a variety of reasons such as to secure gains, limit losses or redeploy assets into more promising opportunities.

In pursuing its investment objective, the portfolio's management has the discretion to purchase some securities that do not meet its normal investment criteria, as described above, when it perceives an unusual opportunity for gain. These special situations might arise when the portfolio's management believes a security could increase in value for a variety of reasons including a change in management.

The fund is authorized to use all of the various investment strategies (including options, futures, currency and other derivatives transactions) referred to under "Hedging and Other Strategic Transactions" in the Statement of Additional Information.

In abnormal market conditions, the fund may temporarily invest extensively in cash and cash equivalents for defensive purposes. In taking these measures, the fund might not achieve its investment goal.

[GRAPHIC]

PAST PERFORMANCE

The graph shows how the fund's total return has varied from year to year, while the table shows performance of Class NAV shares over time (along with a broad-based market index for reference). This information may help provide an indication of the fund's risks. For periods prior to October __, 2005, the date on which the fund commenced operations, historical performance of the fund's shares is based on the performance of the shares of the fund's predecessor John Hancock Trust ("JHT") portfolio, the Blue Chip Growth Trust, as indicated in the note to the table. All figures assume dividend reinvestment. Past performance does not indicate future results.

CLASS NAV, TOTAL RETURNS

Best Quarter: Q4 '98, 24.80%
Worst Quarter: Q1 '01, -17.09%

INDEX (reflects no fees or taxes)

S&P 500 INDEX -- an unmanaged index comprised of 500 stocks chosen for market size, liquidity and industry group that is designed to reflect the risk/return characteristics of the universe of large-cap stocks.

CLASS NAV CALENDAR YEAR TOTAL RETURNS

[BAR CHART]

1995   1996   1997   1998   1999   2000    2001    2002   2003   2004
----   ----   ----   ----   ----   ----   -----   -----   ----   ----
26.5%  25.9%  26.9%  28.5%  19.4%  -2.8%  -14.6%  -24.3%  29.2%  9.0%

The year-to-date return as of September 30, 2005 is ____%.

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12-31-04 (A)

                1 YEAR   5 YEARS   10 YEARS
                ------   -------   --------
Class NAV        9.03%    -2.40%    10.64%
S&P 500 Index   10.87%    -2.30%    12.07%

----------
(a) For periods prior to October __, 2005, performance is based on the performance of the fund's predecessor JHT portfolio which commenced operations on December 11, 1992. The performance of Class NAV shares is based on the performance of NAV shares of the predecessor portfolio. The NAV shares of the predecessor portfolio commenced operations on April 29, 2005, and their performance for periods prior to that date includes the performance of the portfolio's Series I shares. The NAV shares had (and the Class NAV shares have) lower expenses than the Series I shares. Performance would be higher if adjusted for these lower expenses. Effective October 1, 1996, the predecessor JHT portfolio changed its subadviser. Performance reflects results prior to this changes.

[GRAPHIC]

MAIN RISKS

     - EQUITY SECURITIES RISK. Stock markets are volatile, and the price of equity securities such as common and preferred stocks (and their equivalents) will fluctuate. The value of equity securities purchased by the fund could decline if the financial condition of the companies in which the fund invests decline or if overall market and economic conditions deteriorate.

     - GROWTH STOCK RISK. Because growth securities typically do not make dividend payments to shareholders, investment returns are based on capital appreciation, making returns more dependent on market increases and decreases. Growth stocks may therefore be more volatile than non-growth stocks.

     - FOREIGN SECURITIES RISK. The fund may invest up to 20% of its assets in foreign securities. Foreign securities involve special risks, including potentially unfavorable currency exchange rates, limited government regulation (including less stringent investor protection and disclosure standards) and exposure to possible economic, political and social instability.

     - DERIVATIVES RISK. The fund's use of certain derivative instruments (such as options, futures and swaps) could produce disproportionate gains or losses. Derivatives are generally considered more risky than direct investments and, in a down market, could become harder to value or sell at a fair price.

     - FIXED-INCOME SECURITIES RISK. Fixed-income securities or bonds are subject to credit risk and interest rate risk. The credit rating of bonds in the fund's portfolio could be downgraded or the issuer of a bond could default on its obligations. In general, lower-rated fixed-income securities involve more credit risk. When interest rates rise, bond prices generally fall.

[GRAPHIC]

YOUR EXPENSES

Operating expenses are paid from the fund's assets, and therefore are paid by shareholders indirectly.

ANNUAL OPERATING EXPENSES               CLASS NAV
-------------------------               ---------
Management fee (a)                        0.81%
Distribution and service (12b-1) fees       --
Other expenses (b)                        0.04%
Total fund operating expenses (a)         0.85%

----------
(a) The Adviser has voluntarily agreed to waive a portion of its advisory fee for the Blue Chip Growth Fund, Equity-Income Fund, Health Sciences Fund, Science and Technology Fund, Small Company Value Fund and Spectrum Income Fund. The waiver is based on the combined assets of these funds and the following series of John Hancock Trust: the Blue Chip Growth Trust, Equity-Income Trust, Health Sciences Trust, Science and Technology Trust, Small Company Value Trust and Spectrum Income Trust. The percentage fee reduction, which applies to the advisory fee of each fund, is increased once these combined assets exceed specified amounts. If this waiver were reflected in the table, the advisory fee and the total fund operating expenses for the fund would be 0.78% and 0.82%, respectively. This voluntary waiver may be terminated at any time.

(b)  Based on estimated amounts for the current fiscal year.

The hypothetical example below shows what your expenses would be if you invested $10,000 over the time periods indicated, assuming you reinvested all distributions and that the average annual return was 5%. The example is for comparison only, and does not represent the fund's actual expenses and returns, either past or future.

EXPENSE EXAMPLES   YEAR 1   YEAR 3   YEAR 5   YEAR 10
----------------   ------   ------   ------   -------
Class NAV            $87     $272     $473     $1,052

PORTFOLIO MANAGER

The T. Rowe Price portfolio manager for the fund and its predecessor and the year he joined the fund team are:

Larry J. Puglia, CFA (1996)

See page __ for subadviser information and management biographies.

FUND CODES

CLASS NAV   Ticker              JHBCX
            CUSIP               47803V705
            Newspaper
            SEC number
            JH II fund number

CAPITAL APPRECIATION FUND

SUBADVISER: Jennison Associates LLC ("Jennison")

[GRAPHIC]

GOAL AND STRATEGY

The fund seeks long-term growth of capital. To pursue this goal, the fund invests at least 65% of its total assets in equity-related securities of companies that exceed $1 billion in market capitalization and that Jennison believes have above-average growth prospects. These companies are generally medium to large capitalization companies.

Jennison follows a highly disciplined investment selection and management process that seeks to identify companies that show superior absolute and relative earnings growth and also are attractively valued. Jennison looks for companies that experience some or all of the following: (i) above average revenue and earnings per share growth, (ii) strong market position, (iii) improving profitability and distinctive attributes such as unique marketing ability, (iv) strong research and development and productive new product flow and (v) financial strength. Such companies generally trade at high prices relative to their current earnings. Earnings predictability and confidence in earnings forecasts are important parts of the selection process.

Securities in which the fund invests have historically been more volatile than the S&P 500 Index. Also, companies that have an earnings growth rate higher than that of the average S&P 500 company tend to reinvest their earnings rather than distribute them. Therefore, the fund is not likely to receive significant dividend income on its portfolio securities.

In addition to common stocks, nonconvertible preferred stock and convertible securities, equity-related securities in which the fund invests include: (i) American Depository Receipts (ADRs); (ii) warrants and rights that can be exercised to obtain stock; (iii) investments in various types of business ventures, including partnerships and joint ventures; (iv) real estate investment trusts (REITs) and similar securities.

The fund may invest up to 35% of its total assets in equity-related securities of companies that are undergoing changes in management or product or changes in marketing dynamics that have not yet been reflected in reported earnings (but are expected to affect earnings in the intermediate term). These securities often are not widely known and favorably valued.

In addition to the principal strategies discussed above, the fund may also use the following investment strategies to attempt to increase the portfolio's return or protect its assets if market conditions warrant:

- The fund may make short sales of a security including short sales "against the box" and it may invest in repurchase agreements.

- The fund may invest up to 20% of its total asset in foreign equity securities. For purposes of this 20% limit, ADRs and other similar receipts or shares are not considered to be foreign securities.

- The fund may invest in U.S. government securities issued or guaranteed by the U.S. government or by an agency or instrumentality of the U.S. government.

- The fund may invest in mortgage-related securities issued or guaranteed by U.S. governmental entities, including collateralized mortgage obligations, multi-class pass through securities and stripped mortgage backed securities.

- The fund may invest in fixed-income securities rated investment-grade (Baa or higher by Moody's Investor Service, Inc. or BBB or higher by Standard & Poor's Ratings Group or the equivalent rating by another rating service). These include corporate debt and other debt obligations of U.S. and foreign issuers. The fund may invest in obligations that are not rated, but that the Jennison believes are of comparable quality to these obligations.

Jennison considers selling or reducing a stock position when, in its opinion, the stock has experienced a fundamental disappointment in earnings, it has reached an intermediate price objective and its outlook no longer seems sufficiently promising, a relatively more attractive stock emerges or the stock has experienced adverse price movement.

The fund is authorized to use all of the various investment strategies (including options, futures, currency and other derivatives transactions) referred to under "Hedging and Other Strategic Transactions" in the Statement of Additional Information.

In abnormal market conditions, the fund may temporarily invest extensively in cash and cash equivalents for defensive purposes. In taking these measures, the fund might not achieve its investment goal.

[GRAPHIC]

PAST PERFORMANCE

The graph shows how the fund's total return has varied from year to year, while the table shows performance of Class NAV shares over time (along with a broad-based market index for reference). This information may help provide an indication of the fund's risks. For periods prior to October __, 2005, the date on which the fund commenced operations, historical performance of the fund's shares is based on the performance of the shares of the fund's predecessor John Hancock Trust ("JHT") portfolio, the Capital Appreciation Trust, as indicated in the note to the table. All figures assume dividend reinvestment. Past performance does not indicate future results.

CLASS NAV, TOTAL RETURNS

Best Quarter: Q4 '01, 16.38%
Worst Quarter: Q3 '01, -19.64%

INDEX (reflect no fees or taxes)

RUSSELL 1000 GROWTH INDEX -- an unmanaged index that measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values

CLASS NAV CALENDAR YEAR TOTAL RETURNS

[BAR CHART]

 2001    2002   2003   2004
-----   -----   ----   ----
-18.4%  -30.6%  29.5%  9.3%

The year-to-date return as of September 30, 2005 is ____%.

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12-31-04 (A)

                            1 YEAR   SINCE INCEPTION
                            ------   ---------------
Class NAV                    9.33%        -8.11%
Russell 1000 Growth Index    6.30%        -9.71%

----------
(a) For periods prior to October __, 2005, performance is based on the performance of the fund's predecessor JHT portfolio which commenced operations on November 1, 2000. The performance of Class NAV shares is based on the performance of NAV shares of the predecessor portfolio. The NAV shares of the predecessor portfolio commenced operations on April 29, 2005, and their performance for periods prior to that date includes the performance of the portfolio's Series I shares. The NAV shares had (and the Class NAV shares have) lower expenses than the Series I shares. Performance would be higher if adjusted for these lower expenses.

[GRAPHIC]

MAIN RISKS

     - EQUITY SECURITIES RISK. Stock markets are volatile, and the price of equity securities such as common and preferred stocks (and their equivalents) will fluctuate. The value of equity securities purchased by the fund could decline if the financial condition of the companies in which the fund invests decline or if overall market and economic conditions deteriorate.

     - FOREIGN SECURITIES RISK. Foreign securities involve special risks, including potentially unfavorable currency exchange rates, limited government regulation (including less stringent investor protection and disclosure standards) and exposure to possible economic, political and social instability.

     - DERIVATIVES RISK. The fund's use of certain derivative instruments (such as options, futures and swaps) could produce disproportionate gains or losses. Derivatives are generally considered more risky than direct investments and, in a down market, could become harder to value or sell at a fair price.

     - FIXED-INCOME SECURITIES RISK. Fixed-income securities or bonds are subject to credit risk and interest rate risk. The credit rating of bonds in the fund's portfolio could be downgraded or the issuer of a bond could default on its obligations. In general, lower-rated fixed-income securities involve more credit risk. When interest rates rise, bond prices generally fall.

     - PREPAYMENT/CALL RISK. The fund's share price or yield could be hurt if interest rate movements cause the fund's callable securities and mortgage related securities or other fixed income securities to be paid off substantially earlier than expected.

[GRAPHIC]

YOUR EXPENSES

Operating expenses are paid from the fund's assets, and therefore are paid by shareholders indirectly.

ANNUAL OPERATING EXPENSES               CLASS NAV
-------------------------               ---------
Management fee                            0.83%
Distribution and service (12b-1) fees       --
Other expenses (a)                        0.07%
Total fund operating expenses             0.90%

----------
(a)  Based on estimated amounts for the current fiscal year.

The hypothetical example below shows what your expenses would be if you invested $10,000 over the time periods indicated, assuming you reinvested all distributions and that the average annual return was 5%. The example is for comparison only, and does not represent the fund's actual expenses and returns, either past or future.

EXPENSE EXAMPLES   YEAR 1   YEAR 3   YEAR 5   YEAR 10
----------------   ------   ------   ------   -------
Class NAV            $92     $286     $497     $1,105

PORTFOLIO MANAGERS

The Jennison portfolio managers for the fund and its predecessor and the year each joined the fund team are:

Michael A. Del Balso (2000)
Spiros Segalas (2000)
Kathleen A. McCarragher (2000)

See page __ for subadviser information and management biographies.

FUND CODES

CLASS NAV          Ticker                JHCPX
                   CUSIP                 47803V887
                   Newspaper
                   SEC number
                   JH II fund number

CLASSIC VALUE FUND

SUBADVISER: Pzena Investment Management, LLC. ("Pzena")

[GRAPHIC]

GOAL AND STRATEGY

The fund seeks long-term growth of capital. To pursue this goal, the fund invests, under normal market conditions, at least 80% of its net assets in domestic equity securities. The fund may invest in securities of foreign issuers, but will generally limit such investments to American Depositary Receipts (ADRs) and foreign securities listed and traded on a U.S. Exchange or the NASDAQ market.

In managing the portfolio, Pzena seeks to identify companies that it believes are currently undervalued relative to the market, based on estimated future earnings and cash flow. These companies generally have market values at valuation ratios, such as price-to-book, below market average, as defined by the S&P 500 Index.

In choosing individual securities, Pzena screens a universe of the 500 largest U.S. listed companies to construct a portfolio of approximately 30 to 40 stocks that Pzena believes generally have the following characteristics:

-    cheap on the basis of current price to estimated normal level of earnings;

-    current earnings below normal levels;

-    a sound plan to restore earnings to normal; and

-    a sustainable business advantage.

Using fundamental research and a proprietary computer model, Pzena ranks these companies from the cheapest to the most expensive on the basis of current share price to Pzena's estimate of normal long-term earnings power. The subadviser then focuses its research efforts on companies in the most undervalued 20% of the universe. After performing rigorous in-depth analysis that typically culminates in discussions with senior company management, Pzena refines its earnings model and makes its final investment decision.

Before investing, Pzena considers the value of an entire business relative to its price. Pzena views itself as a long-term business investor, rather than a stock buyer. This systematic process is intended to ensure that the fund's investments avoid the emotional inputs that can lead to overvalued securities.

Pzena approaches sell decisions from the same disciplined framework. The subadviser automatically sells a security when it reaches fair value (i.e., the price fairly reflects the normal earnings power and the stock falls to the mid point in Pzena's ranking system. Pzena also will generally sells a security when there are more attractive opportunities or there is a change in company fundamentals.

Pzena seeks to maintain a fully invested portfolio (generally at least 90% invested), but does not try to make investment decisions based on short-term trends in the stock market. Therefore, if attractively priced stocks cannot be found, the fund's cash levels will increase. To the extent the portfolio's cash levels increase, its ability to achieve its investment objective will be limited.

The fund is authorized to use all of the various investment strategies (including options, futures, currency and other derivatives transactions) referred to under "Hedging and Other Strategic Transactions" in the Statement of Additional Information.

In abnormal market conditions, the fund may temporarily invest extensively in cash and cash equivalents for defensive purposes. In taking these measures, the fund might not achieve its investment goal.

[GRAPHIC]

PAST PERFORMANCE

For periods prior to October __, 2005, the date on which the fund commenced operations, historical performance of the fund's shares is based on the performance of the shares of the fund's predecessor John Hancock Trust ("JHT") portfolio, the Classic Value Trust. Performance information is not provided for the fund since its predecessor JHT portfolio commenced operations in May 2004 and has not yet completed a full calendar year of operations. Generally, performance may be expected to vary from year to year. Past performance, when presented, does not indicate future results.

[GRAPHIC]

MAIN RISKS

     - EQUITY SECURITIES RISK. Stock markets are volatile, and the price of equity securities such as common and preferred stocks (and their equivalents) will fluctuate. The value of equity securities purchased by the fund could decline if the financial condition of the companies in which the fund invests decline or if overall market and economic conditions deteriorate.

     - INVESTMENT CATEGORY RISK. The fund's strategy of investing in large-cap stocks carries the risk that in certain markets large-cap stocks will underperform small-cap or mid-cap stocks.

     - VALUE STOCK RISK. The fund's investments in value stocks carry the risk that the market will not recognize a security's intrinsic value for a long time or that a stock believed to be undervalued may actually be appropriately priced.

     - FOREIGN SECURITIES RISK. Foreign securities involve special risks, including potentially unfavorable currency exchange rates, limited government regulation (including less stringent investor protection and disclosure standards) and exposure to possible economic, political and social instability.

     - DERIVATIVES RISK. The fund's use of certain derivative instruments (such as options, futures and swaps) could produce disproportionate gains or losses. Derivatives are generally considered more risky than direct investments and, in a down market, could become harder to value or sell at a fair price.

     - NON-DIVERSIFICATION RISK. The fund is non-diversified and may invest a high percentage of its assets in the securities of a small number of companies. This may result in more volatile performance relative to more diversified funds. The less diversified a fund's holdings are, the more a specific stock's poor performance is likely to affect its performance.

[GRAPHIC]

YOUR EXPENSES

Operating expenses are paid from the fund's assets, and therefore are paid by shareholders indirectly.

ANNUAL OPERATING EXPENSES               CLASS NAV
-------------------------               ---------
Management fee                            0.80%
Distribution and service (12b-1) fees       --
Other expenses (a)                        0.43%
Total fund operating expenses             1.23%

----------
(a)  Based on estimated amounts for the current fiscal year.

The hypothetical example below shows what your expenses would be if you invested $10,000 over the time periods indicated, assuming you reinvested all distributions and that the average annual return was 5%. The example is for comparison only, and does not represent the fund's actual expenses and returns, either past or future.

EXPENSE EXAMPLES   YEAR 1   YEAR 3   YEAR 5   YEAR 10
----------------   ------   ------   ------   -------
Class NAV           $125     $390     $675     $1,487

PORTFOLIO MANAGERS

The members of Pzena's team of managers and analysts for the fund and its predecessor and the year each joined the fund team are:

Richard S. Pzena (May 2004)
John P. Goetz (May 2004)
A. Rama Krishna (May 2004)

See page __ for subadviser information and management biographies.

FUND CODES

CLASS NAV   Ticker
            CUSIP
            Newspaper
            SEC number
            JH II fund number

CORE EQUITY FUND

SUBADVISER: Legg Mason Funds Management, Inc. ("Legg Mason")

[GRAPHIC]

GOAL AND STRATEGY

The fund seeks long-term capital growth. To pursue this goal, the fund invests, under normal market conditions, primarily in equity securities that, in the subadviser's opinion, offer the potential for capital growth.

The subadviser seeks to purchase securities at large discounts to the subadviser's assessment of their intrinsic value. Intrinsic value, according to the subadviser, is the value of the company measured, to different extents depending on the type of company, on factors such as, but not limited to, the discounted value of its projected future free cash flows, the company's ability to earn returns on capital in excess of its cost of capital, private market values of similar companies and the costs to replicate the business. Qualitative factors, such as an assessment of the company's products, competitive positioning, strategy, industry economics and dynamics, regulatory frameworks and more, may also be considered. Securities may be undervalued due to, among other things, uncertainty arising from the limited availability of accurate information, economic growth and change, changes in competitive conditions, technological change, investor overreaction to negative news or events, and changes in government policy or geopolitical dynamics. The subadviser takes a long-term approach to investing, generally characterized by long holding periods and annual portfolio turnover of less than 50%. The fund generally invests in companies with market capitalizations greater than $5 billion, but may invest in companies of any size.

The subadviser may decide to sell securities given a variety of circumstances, such as when a security no longer appears to the subadviser to offer the potential for long-term growth of capital, when an investment opportunity arises that the subadviser believes is more compelling, or to realize gains or limit potential losses.

The fund may also invest in debt securities of companies having one or more of the above characteristics. The portfolio may invest up to 25% of its total assets in long-term debt securities and up to 10% in debt securities rated below investment grade, commonly known as "junk bonds."

The fund is authorized to use all of the various investment strategies (including options, futures, currency and other derivatives transactions) referred to under "Hedging and Other Strategic Transactions" in the Statement of Additional Information.

In abnormal market conditions, the fund may temporarily invest extensively in cash and cash equivalents for defensive purposes. In taking these measures, the fund might not achieve its investment goal.

[GRAPHIC]

PAST PERFORMANCE

For periods prior to October 31, 2005, the date on which the fund commenced operations, historical performance of the fund's shares is based on the performance of the shares of the fund's predecessor John Hancock Trust ("JHT") portfolio, the Core Equity Trust. Performance information is not provided for the fund since its predecessor JHT portfolio commenced operations in May 2004 and has not yet completed a full calendar year of operations. Generally, performance may be expected to vary from year to year. Past performance, when presented, does not indicate future results.

[GRAPHIC]

MAIN RISKS

     - EQUITY SECURITIES RISK. Stock markets are volatile, and the price of equity securities such as common and preferred stocks (and their equivalents) will fluctuate. The value of equity securities purchased by the fund could decline if the financial condition of the companies in which the fund invests decline or if overall market and economic conditions deteriorate.

     - NON-DIVERSIFICATION RISK. The fund is non-diversified and may invest a high percentage of its assets in the securities of a small number of companies. This may result in more volatile performance relative to more diversified funds. The less diversified a fund's holdings are, the more a specific stock's poor performance is likely to affect its performance.

     - VALUE STOCK RISK. The fund's investments in value stocks carry the risk that the market will not recognize a security's intrinsic value for a long time or that a stock believed to be undervalued may actually be appropriately priced.

     - DERIVATIVES RISK. The fund's use of certain derivative instruments (such as options, futures and swaps) could produce disproportionate gains or losses. Derivatives are generally considered more risky than direct investments and, in a down market, could become harder to value or sell at a fair price.

     - FIXED-INCOME SECURITIES RISK. Fixed-income securities or bonds are subject to credit risk and interest rate risk. The credit rating of bonds in the fund's portfolio could be downgraded or the issuer of a bond could default on its obligations. In general, lower-rated fixed-income securities involve more credit risk. When interest rates rise, bond prices generally fall.

[GRAPHIC]

YOUR EXPENSES

Operating expenses are paid from the fund's assets, and therefore are paid by shareholders indirectly.

ANNUAL OPERATING EXPENSES               CLASS NAV
-------------------------               ---------
Management fee                            0.79%
Distribution and service (12b-1) fees       --
Other expenses (a)                        0.05%
Total fund operating expenses             0.84%

----------
(a)  Based on estimated amounts for the current fiscal year.

The hypothetical example below shows what your expenses would be if you invested $10,000 over the time periods indicated, assuming you reinvested all distributions and that the average annual return was 5%. The example is for comparison only, and does not represent the fund's actual expenses and returns, either past or future.

EXPENSE EXAMPLES   YEAR 1   YEAR 3   YEAR 5   YEAR 10
----------------   ------   ------   ------   -------
Class NAV            $86     $269     $467     $1,039

PORTFOLIO MANAGER

The Legg Mason portfolio manager for the fund and its predecessor and the year she joined the fund team are:

Mary Chris Gay (May 2004)

See page __ for subadviser information and management biographies.

FUND CODES

CLASS NAV   Ticker              JHCRX
            CUSIP               47803X628
            Newspaper
            SEC number
            JH II fund number

EQUITY-INCOME FUND

SUBADVISER: T. Rowe Price Associates, Inc. ("T. Rowe Price")

[GRAPHIC]

GOAL AND STRATEGY

The fund seeks to provide substantial dividend income and also long-term capital appreciation. To pursue these goals, the fund invests, under normal circumstances, at least 80% of its total assets in equity securities, with 65% in common stocks of well-established companies paying above-average dividends.
T. Rowe Price believes that income can contribute significantly to total return over time and expects the fund's yield to exceed that of the S&P 500 Index. Dividends can also help reduce the portfolio's volatility during periods of market turbulence and help offset losses when stock prices are falling.

The fund employs a "value" approach and invests in stocks and other securities that appear to be temporarily undervalued by various measures and may be temporarily out of favor, but have good prospects for capital appreciation and dividend growth. Value investors seek to buy a stock (or other security) when its price is low in relation to what they believe to be its real worth or future prospects. By identifying companies whose stocks are currently out of favor, value investors hope to realize significant appreciation as other investors recognize a stock's intrinsic value. Finding undervalued stocks requires considerable research to identify the particular stocks, to analyze each company's underlying financial condition and prospects, and to assess the likelihood that a stock's underlying value will be recognized by the market and reflected in its price.

The fund will generally consider companies with the following characteristics:

     -    established operating histories;

     -    above-average dividend yield relative to the S&P 500 Index;

     -    low price/earnings ratios relative to the S&P 500 Index;

     -    sound balance sheets and other financial characteristics; and

     - low stock price relative to a company's underlying value, as measured by assets, cash flow or business franchises.

The fund may also purchase other types of securities in keeping with its objective, including U.S. and non-U.S. dollar denominated foreign securities including ADRs (up to 25% of total assets); preferred stocks; convertible stocks, bonds, and warrants; and futures and options.

The fund may invest in fixed-income securities without regard to quality or rating, including up to 10% in non-investment grade fixed income securities (commonly known as "junk bonds").

The fund holds a certain portion of its assets in money market reserves which can consist of shares of the T. Rowe Price Reserve Investment Fund (or any other internal T. Rowe Price money market fund) as well as U.S. and foreign dollar-denominated money market securities, including repurchase agreements, in the two highest rating categories, maturing in one year or less.

The fund may sell securities for a variety of reasons such as to secure gains, limit losses or redeploy assets into more promising opportunities.

The fund may invest up to 10% of its total assets in hybrid instruments. Hybrid instruments are a type of high-risk derivative which can combine the characteristics of securities, futures and options. Such securities may bear interest or pay dividends at below market (or even relatively nominal) rates. The Statement of Additional Information contains more complete description of such instruments and the risks associated therewith.

In pursuing its investment objective, the portfolio's management has the discretion to purchase some securities that do not meet its normal investment criteria, as described above, when it perceives an unusual opportunity for gain. These special situations might arise when the portfolio's management believes a security could increase in value for a variety of reasons including a change in management, an extraordinary corporate event, or a temporary imbalance in the supply of or demand for the securities.

The fund is authorized to use all of the various investment strategies (including options, futures, currency and other derivatives transactions) referred to under "Hedging and Other Strategic Transactions" in the Statement of Additional Information.

In abnormal market conditions, the fund may temporarily invest extensively in cash and cash equivalents for defensive purposes. In taking these measures, the fund might not achieve its investment goal.

[GRAPHIC]

PAST PERFORMANCE

The graph shows how the fund's total return has varied from year to year, while the table shows performance of Class NAV shares over time (along with a broad-based market index for reference). This information may help provide an indication of the fund's risks. For periods prior to October __, 2005, the date on which the fund commenced operations, historical performance of the fund's shares is based on the performance of the shares of the fund's predecessor John Hancock Trust ("JHT") portfolio, the Equity-Income Trust, as indicated in the note to the table. All figures assume dividend reinvestment. Past performance does not indicate future results.

CLASS NAV, TOTAL RETURNS

Best Quarter: Q2 '03, 16.68%
Worst Quarter: Q3 ;02, -17.40%

INDEX (reflects no fees or taxes)

RUSSELL 1000 VALUE INDEX -- an unmanaged index that measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.

CLASS NAV CALENDAR YEAR TOTAL RETURNS

[BAR CHART]

1995   1996   1997   1998   1999   2000   2001    2002   2003   2004
----   ----   ----   ----   ----   ----   ----   -----   ----   ----
23.7%  19.9%  29.7%   9.2%   3.4%  13.0%   1.3%  -13.3%  25.6%  14.8%

The year-to-date return as of September 30, 2005 is ____%.

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12-31-04 (A)

                           1 YEAR   5 YEARS   10 YEARS
                           ------   -------   --------
Class NAV                  14.81%    7.43%     12.00%
Russell 1000 Value Index   16.49%    5.27%     13.82%

----------
(a) For periods prior to October __, 2005, performance is based on the performance of the fund's predecessor JHT portfolio which commenced operations on February 19, 1993. The performance of Class NAV shares is based on the performance of NAV shares of the predecessor portfolio. The NAV shares of the predecessor portfolio commenced operations on April 29, 2005, and their performance for periods prior to that date includes the performance of the portfolio's Series I shares. The NAV shares had (and the Class NAV shares have) lower expenses than the Series I shares. Performance would be higher if adjusted for these lower expenses. Effective October 1, 1996, the predecessor JHT portfolio changed its subadviser. Performance reflects results prior to these changes.

[GRAPHIC]

MAIN RISKS

     - EQUITY SECURITIES RISK. Stock markets are volatile, and the price of equity securities such as common and preferred stocks (and their equivalents) will fluctuate. The value of equity securities purchased by the fund could decline if the financial condition of the companies in which the fund invests decline or if overall market and economic conditions deteriorate.

     - INVESTMENT CATEGORY RISK. The fund's strategy of investing in large cap stocks carries the risk that in certain markets large cap stocks will underperform small cap or mid cap stocks.

     - VALUE STOCK RISK. The fund's investments in value stocks carry the risk that the market will not recognize a security's intrinsic value for a long time or that a stock believed to be undervalued may actually be appropriately priced.

     - FIXED-INCOME SECURITIES RISK. Fixed-income securities or bonds are subject to credit risk and interest rate risk. The credit rating of bonds in the fund's portfolio could be downgraded or the issuer of a bond could default on its obligations. In general, lower-rated fixed-income securities involve more credit risk. When interest rates rise, bond prices generally fall.

     - FOREIGN SECURITIES RISK. The portfolio may invest up to 25% of its assets in foreign securities. Foreign securities involve special risks, including potentially unfavorable currency exchange rates, limited government regulation (including less stringent investor protection and disclosure standards) and exposure to possible economic, political and social instability. Since the portfolio will only invest up to 25% of its assets in foreign securities, the risks associated with foreign securities will not affect the portfolio as much as a portfolio that invests more of its assets in foreign securities.

     - DERIVATIVES RISK. The fund's use of certain derivative instruments (such as options, futures and swaps) could produce disproportionate gains or losses. Derivatives are generally considered more risky than direct investments and, in a down market, could become harder to value or sell at a fair price.

[GRAPHIC]

YOUR EXPENSES

Operating expenses are paid from the fund's assets, and therefore are paid by shareholders indirectly.

ANNUAL OPERATING EXPENSES               CLASS NAV
-------------------------               ---------
Management fee (a)                        0.81%
Distribution and service (12b-1) fees       --
Other expenses (b)                        0.04%
Total fund operating expenses (a)         0.85%

----------
(a) The Adviser has voluntarily agreed to waive a portion of its advisory fee for the Blue Chip Growth Fund, Equity-Income Fund, Health Sciences Fund, Science and Technology Fund, Small Company Value Fund and Spectrum Income Fund. The waiver is based on the combined assets of these funds and the following series of John Hancock Trust: the Blue Chip Growth Trust, Equity-Income Trust, Health Sciences Trust, Science and Technology Trust, Small Company Value Trust and Spectrum Income Trust. The percentage fee reduction, which applies to the advisory fee of each fund, is increased once these combined assets exceed specified amounts. If this waiver were reflected in the table, the advisory fee and the total fund operating expenses for the fund would be 0.78% and 0.82%, respectively. This voluntary waiver may be terminated at any time.

(b)  Based on estimated amounts for the current fiscal year.

The hypothetical example below shows what your expenses would be if you invested $10,000 over the time periods indicated, assuming you reinvested all distributions and that the average annual return was 5%. The example is for comparison only, and does not represent the fund's actual expenses and returns, either past or future.

EXPENSE EXAMPLES   YEAR 1   YEAR 3   YEAR 5   YEAR 10
----------------   ------   ------   ------   -------
Class NAV            $87     $272     $473     $1,053

PORTFOLIO MANAGER

The chair of T. Rowe Price's investment advisory committee for the fund and its predecessor and the year he joined the fund team are:

Brian C. Rogers, CFA (1996)

See page __ for subadviser information and management biographies.

FUND CODES

CLASS NAV   Ticker              JHEIX
            CUSIP               47803V796
            Newspaper
            SEC number
            JH II fund number

FUNDAMENTAL VALUE FUND

SUBADVISER: Davis Selected Advisers, L.P. ("Davis")

[GRAPHIC]

GOAL AND STRATEGY

The fund seeks growth of capital. To pursue this goal, the fund invests, under normal market conditions, primarily in common stocks of U.S. companies with market capitalizations of at least $10 billion. The fund may also invest in companies with smaller capitalizations.

Davis uses the Davis investment philosophy in managing the fund's portfolio. The Davis investment philosophy stresses a back-to-basics approach, using extensive research to select common stocks of quality overlooked growth companies at value prices and holding such securities for the long-term. Davis looks for companies with sustainable growth rates selling at modest price-earnings multiples that it believes will expand as other investors recognize the company's true worth. Davis believes that if a sustainable growth rate is combined with a gradually expanding multiple, these rates compound and can generate above-average returns. Davis searches for companies possessing several of the following characteristics that it believes foster sustainable long-term growth, minimize risk and enhance the potential for superior long-term returns:

-    First-class management

-    Management ownership

-    Strong returns on capital

-    Lean expense structure

-    Dominant or growing market share in a growing market

-    Proven record as an acquirer

-    Strong balance sheet

-    Competitive products or services

-    Successful international operations

-    Innovation

The fund may also invest to a limited extent, in foreign securities and fixed income securities.

The fund is authorized to use all of the various investment strategies (including options, futures, currency and other derivatives transactions) referred to under "Hedging and Other Strategic Transactions" in the Statement of Additional Information.

In abnormal market conditions, the fund may temporarily invest extensively in cash and cash equivalents for defensive purposes. In taking these measures, the fund might not achieve its investment goal.

[GRAPHIC]

PAST PERFORMANCE

The graph shows how the fund's total return has varied from year to year, while the table shows performance of Class NAV shares over time (along with a broad-based market index for reference). This information may help provide an indication of the fund's risks. For periods prior to October __, 2005, the date on which the fund commenced operations, historical performance of the fund's shares is based on the performance of the shares of the fund's predecessor John Hancock Trust ("JHT") portfolio, the Fundamental Value Trust, as indicated in the note to the table. All figures assume dividend reinvestment. Past performance does not indicate future results.

CLASS NAV, TOTAL RETURNS

Best Quarter: Q2 '03, 17.39%
Worst Quarter: Q3 '01, -13.77%

INDEX (reflects no fees or taxes)

S&P 500 INDEX -- an unmanaged index comprised of 500 stocks chosen for market size, liquidity and industry group that is designed to reflect the risk/return characteristics of the universe of large-cap stocks.

CLASS NAV CALENDAR YEAR TOTAL RETURNS

[BAR CHART]

 2002     2003    2004
------   -----   -----
-16.2%   29.8%   11.8%

The year-to-date return as of September 30, 2005 is ____%.

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12-31-04 (A)

                1 YEAR   SINCE INCEPTION
                ------   ---------------
Class NAV       11.80%        3.67%
S&P 500 Index   10.87%        0.84%

----------
(a) For periods prior to October __, 2005, performance is based on the performance of the fund's predecessor JHT portfolio which commenced operations on April 30, 2005. The performance of Class NAV shares is based on the performance of NAV shares of the predecessor portfolio. The NAV shares of the predecessor portfolio commenced operations on April 29, 2005, and their performance for periods prior to that date includes the performance of the portfolio's Series I shares. The NAV shares had (and the Class NAV shares have) lower expenses than the Series I shares. Performance would be higher if adjusted for these lower expenses.

[GRAPHIC]

MAIN RISKS

     - EQUITY SECURITIES RISK. Stock markets are volatile, and the price of equity securities such as common and preferred stocks (and their equivalents) will fluctuate. The value of equity securities purchased by the fund could decline if the financial condition of the companies in which the fund invests decline or if overall market and economic conditions deteriorate.

     - INVESTMENT CATEGORY RISK. The fund's strategy of investing in large cap stocks carries the risk that in certain markets large cap stocks will underperform small cap or mid cap stocks.

     - SECTOR RISK. The fund may invest in securities of companies in the financial services industry. Companies in this sector may be subject to additional risks such as increased competition within the sector or changes in legislation or government regulations affecting the sector.

     - VALUE STOCK RISK. The fund's investments in value stocks carry the risk that the market will not recognize a security's intrinsic value for a long time or that a stock believed to be undervalued may actually be appropriately priced.

     - FOREIGN SECURITIES RISK. Foreign securities involve special risks, including potentially unfavorable currency exchange rates, limited government regulation (including less stringent investor protection and disclosure standards) and exposure to possible economic, political and social instability.

     - DERIVATIVES RISK. The fund's use of certain derivative instruments (such as options, futures and swaps) could produce disproportionate gains or losses. Derivatives are generally considered more risky than direct investments and, in a down market, could become harder to value or sell at a fair price.

     - FIXED-INCOME SECURITIES RISK. Fixed-income securities or bonds are subject to credit risk and interest rate risk. The credit rating of bonds in the fund's portfolio could be downgraded or the issuer of a bond could default on its obligations. In general, lower-rated fixed-income securities involve more credit risk. When interest rates rise, bond prices generally fall.

[GRAPHIC]

YOUR EXPENSES

Operating expenses are paid from the fund's assets, and therefore are paid by shareholders indirectly.

ANNUAL OPERATING EXPENSES               CLASS NAV
-------------------------               ---------
Management fee                            0.77%
Distribution and service (12b-1) fees      --
Other expenses (a)                        0.05%
Total fund operating expenses             0.82%

----------
(a)  Based on estimated amounts for the current fiscal year.

The hypothetical example below shows what your expenses would be if you invested $10,000 over the time periods indicated, assuming you reinvested all distributions and that the average annual return was 5%. The example is for comparison only, and does not represent the fund's actual expenses and returns, either past or future.

EXPENSE EXAMPLES   YEAR 1   YEAR 3   YEAR 5   YEAR 10
----------------   ------   ------   ------   -------
Class NAV            $89     $277     $482    $1,072

PORTFOLIO MANAGERS

The Davis portfolio managers for the fund and its predecessor and the year each joined the fund team are:

Christopher C. Davis (2001)
Kenneth Charles Feinberg (2001)

See page __ for subadviser information and management biographies.

FUND CODES

CLASS NAV   Ticker              JHFUX
            CUSIP               47803V770
            Newspaper
            SEC number
            JH II fund number

GROWTH & INCOME FUND

SUBADVISER: Grantham, Mayo, Van Otterloo & Co. LLC ("GMO")

[GRAPHIC]

GOAL AND STRATEGY

The fund seeks to achieve high total return by outperforming its benchmark, currently the S&P 500 Index, an index of large capitalization U.S. stocks, independently maintained and published by Standard & Poor's.

To pursue this goal, the fund typically makes equity investments in U.S. companies with larger capitalizations to gain broad exposure to the U.S. equity market. The subadviser defines "larger capitalizations" as capitalizations similar to the capitalizations of companies that issue stocks included in the S&P 500 Index. Under normal circumstances, the fund invests at least 80% of its assets in investments tied economically to the U.S.

The subadviser uses proprietary research and quantitative models to seek out stocks it believes are undervalued or have improving fundamentals. Generally, these stocks trade at prices below what the subadviser believes to be their fundamental value. The subadviser also uses proprietary techniques to adjust the portfolio for factors such as stock selection discipline (criteria used for selecting stocks), industry and sector weights, and market capitalization. The factors considered by the subadviser and the models it uses may change over time.

The fund intends to be fully invested, and generally will not take temporary defensive positions through investment in cash and high quality money market instruments. In pursuing its investment objective, the portfolio may (but is not obligated to) use a wide variety of exchange-traded and over-the-counter derivative instruments, including options, futures, and swap contracts to (i) hedge equity exposure; (ii) replace direct investing (e.g., creating equity exposure through the use of futures contracts or other derivative instruments); or (iii) manage risk by implementing shifts in investment exposure.

The fund is authorized to use all of the various investment strategies (including options, futures, currency and other derivatives transactions) referred to under "Hedging and Other Strategic Transactions" in the Statement of Additional Information.

In abnormal market conditions, the fund may temporarily invest extensively in cash and cash equivalents for defensive purposes. In taking these measures, the fund might not achieve its investment goal.

Benchmark. The S&P 500 Index is an index of large capitalization U.S. stocks. As of May 31, 2005, the market capitalizations of companies that issue stocks included in the S&P 500 Index ranged from $544 million to $385 billion.

[GRAPH]

PAST PERFORMANCE

The graph shows how the fund's total return has varied from year to year, while the table shows performance of Class NAV shares over time (along with a broad-based market index for reference). This information may help provide an indication of the fund's risks. For periods prior to October __, 2005, the date on which the fund commenced operations, historical performance of the fund's shares is based on the performance of the shares of the fund's predecessor John Hancock Trust ("JHT") portfolio, the Growth & Income Trust, as indicated in the note to the table. All figures assume dividend reinvestment. Past performance does not indicate future results.

CLASS NAV, TOTAL RETURNS

Best Quarter: Q4 '98, 20.16%
Worst Quarter: Q3 '02, -17.43%

INDEX (reflects no fees or taxes)

S&P 500 INDEX -- an unmanaged index comprised of 500 stocks chosen for market size, liquidity and industry group that is designed to reflect the risk/return characteristics of the universe of large-cap stocks.

CLASS NAV CALENDAR YEAR TOTAL RETURNS

[BAR CHART]

1995     1996    1997    1998    1999    2000    2001     2002     2003    2004
-----   -----   -----   -----   -----   -----   ------   ------   -----   ------
29.2%   22.8%   32.8%   26.5%   18.9%   -7.1%   -11.3%   -24.3%   26.5%   6.8%

The year-to-date return as of September 30, 2005 is ____%.

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12-31-04 (A)

                1 YEAR    5 YEARS   10 YEARS
                ------    -------   --------
Class NAV        6.77%    -3.36%     10.33%
S&P 500 Index   10.87%    -2.30%     12.07%

----------
(a) For periods prior to October __, 2005, performance is based on the performance of the fund's predecessor JHT portfolio which commenced operations on April 23, 1991. The performance of Class NAV shares is based on the performance of NAV shares of the predecessor portfolio. The NAV shares of the predecessor portfolio commenced operations on April 29, 2005, and their performance for periods prior to that date includes the performance of the portfolio's Series I shares. The NAV shares had (and the Class NAV shares have) lower expenses than the Series I shares. Performance would be higher if adjusted for these lower expenses. Effective October 23, 2005, the predecessor JHT portfolio changed its subadviser. Performance reflects results prior to this change.

[GRAPHIC]

MAIN RISKS

     - EQUITY SECURITIES RISK. Stock markets are volatile, and the price of equity securities such as common and preferred stocks (and their equivalents) will fluctuate. The value of equity securities purchased by the fund could decline if the financial condition of the companies in which the fund invests decline or if overall market and economic conditions deteriorate.

     - INVESTMENT CATEGORY RISK. The fund's strategy of investing in value stocks carries the risk that in certain markets value stocks will underperform growth stocks.

     - VALUE STOCK RISK. The fund's investments in value stocks carry the risk that the market will not recognize a security's intrinsic value for a long time or that a stock believed to be undervalued may actually be appropriately priced.

     - DERIVATIVES RISK. The fund's use of certain derivative instruments (such as options, futures and swaps) could produce disproportionate gains or losses. Derivatives are generally considered more risky than direct investments and, in a down market, could become harder to value or sell at a fair price.

[GRAPHIC]

YOUR EXPENSES

Operating expenses are paid from the fund's assets, and therefore are paid by shareholders indirectly.

ANNUAL OPERATING EXPENSES               CLASS NAV
-------------------------               ---------
Management fee                            0.67%
Distribution and service (12b-1) fees       --
Other expenses (a)                        0.08%
Total fund operating expenses             0.75%

----------
(a)  Based on estimated amounts for the current fiscal year.

The hypothetical example below shows what your expenses would be if you invested $10,000 over the time periods indicated, assuming you reinvested all distributions and that the average annual return was 5%. The example is for comparison only, and does not represent the fund's actual expenses and returns, either past or future.

EXPENSE EXAMPLES   YEAR 1   YEAR 3   YEAR 5   YEAR 10
----------------   ------   ------   ------   -------
Class NAV            $77     $240     $417     $930

PORTFOLIO MANAGERS

PORTFOLIO MANAGERS

GMO's U.S. Quantitative Investment Division manages the fund. The senior members of the Division with responsibilities for the fund and the year each joined the fund team are:

Robert Soucy (August 2005)
Sam Wilderman (August 2005)

See page __ for subadviser information and management biographies.

FUND CODES

CLASS NAV   Ticker
            CUSIP
            Newspaper
            SEC number
            JH II fund number

GROWTH FUND

SUBADVISER: Grantham, Mayo, Van Otterloo & Co. LLC ("GMO")

[GRAPHIC]

GOAL AND STRATEGY

The fund seeks long-term capital appreciation. To pursue this goal, the fund seeks to outperform its benchmark. The fund typically makes equity investments in U.S. companies whose stocks are included in the Russell 1000 Index, or in companies with size and growth characteristics similar to those of companies with stocks in the Index.

The fund's benchmark is the Russell 1000 Growth Index, which measures the performance of those stocks included in the Russell 1000 Index (a large capitalization U.S. stock index) with higher price-to-book ratios and higher forecasted growth values, and which is independently maintained and published by the Frank Russell Company. The range of capitalizations of companies included in the Russell 1000 Index was $906 million to $381.3 billion as of August 31, 2005.

In managing the portfolio, the subadviser uses proprietary research and multiple quantitative models to identify stocks it believes have improving fundamentals. The subadviser then narrows the selection to those stocks it believes have growth characteristics and are undervalued. Generally, these growth stocks are trading at prices below what the subadviser believes to be their true fundamental value. The subadviser also uses proprietary techniques to adjust the portfolio for factors such as stock selection discipline (criteria used for selecting stocks), industry and sector weights, and market capitalization. The factors considered by the subadviser and the models used may change over time.

The fund intends to be fully invested, and generally will not take temporary defensive positions through investment in cash and high quality money market instruments. In pursuing its investment strategy, the fund may (but is not obligated to) use a wide variety of exchange-traded and over-the-counter derivative instruments, including options, futures, and swap contracts to (i) hedge equity exposure; (ii) replace direct investing (e.g., creating equity exposure through the use of futures contracts or other derivative instruments); and (iii) manage risk by implementing shifts in investment exposure.

[GRAPHIC]

PAST PERFORMANCE

Performance information is not presented for the fund because it commenced operations on October __, 2005 and has not yet completed a full calendar year of operations. Generally, performance may be expected to vary from year to year. Past performance, when presented, does not indicate future results.

[GRAPHIC]

MAIN RISKS

     - EQUITY SECURITIES RISK. Stock markets are volatile, and the price of equity securities such as common and preferred stocks (and their equivalents) will fluctuate. The value of equity securities purchased by the fund could decline if the financial condition of the companies in which the fund invests decline or if overall market and economic conditions deteriorate.

     - GROWTH STOCK RISK. Because growth securities typically do not make dividend payments to shareholders, investment returns are based on capital appreciation, making returns more dependent on market increases and decreases. Growth stocks may therefore be more volatile than non-growth stocks.

     - NON-DIVERSIFICATION RISK. The fund is non-diversified and may invest a high percentage of its assets in the securities of a small number of companies. This may result in more volatile performance relative to more diversified funds. The less diversified a fund's holdings are, the more a specific stock's poor performance is likely to affect its performance.

     - DERIVATIVES RISK. The fund's use of certain derivative instruments (such as options, futures and swaps) could produce disproportionate gains or losses. Derivatives are generally considered more risky than direct investments and, in a down market, could become harder to value or sell at a fair price.

[GRAPHIC]

YOUR EXPENSES

Operating expenses are paid from the fund's assets, and therefore are paid by shareholders indirectly.

ANNUAL OPERATING EXPENSES               CLASS NAV
-------------------------               ---------
Management fee                            0.80%
Distribution and service (12b-1) fees       --
Other expenses (a)                        0.05%
Total fund operating expenses             0.85%

----------
(a)  Based on estimated amounts for the current fiscal year.

The hypothetical example below shows what your expenses would be if you invested $10,000 over the time periods indicated, assuming you reinvested all distributions and that the average annual return was 5%. The example is for comparison only, and does not represent the fund's actual expenses and returns, either past or future.

EXPENSE EXAMPLES   YEAR 1   YEAR 3
----------------   ------   ------
Class NAV            $87     $271

PORTFOLIO MANAGERS

GMO's U.S. Quantitative Investment Division manages the fund. The senior members of the Division with responsibilities for the fund and the year each joined the fund team are:

Robert Soucy (October 2005)
Sam Wilderman (October 2005)

See page __ for subadviser information and management biographies.

FUND CODES

CLASS NAV   Ticker
            CUSIP
            Newspaper
            SEC number
            JH II fund number

INTRINSIC VALUE FUND

SUBADVISER: Grantham, Mayo, Van Otterloo & Co. LLC ("GMO")

[GRAPHIC]

GOAL AND STRATEGY

The fund seeks long-term capital growth. To pursue this goal, the fund seeks to outperform its benchmark. The fund typically makes equity investments in U.S. companies whose stocks are included in the Russell 1000 Index, or in companies with size and growth characteristics similar to those of companies with stocks in the Index.

The fund's benchmark is the Russell 1000 Value Index, which measures the performance of stocks included in the Russell 1000 Index (a large capitalization U.S. stock index) with lower price-to-book ratios and lower forecasted growth values, and which is independently maintained and published by the Frank Russell Company. The range of capitalizations of companies included in the Russell 1000 Index was $906 million to $381.3 billion as of August 31, 2005.

In managing the portfolio, the subadviser uses proprietary research and multiple quantitative models to seek out stocks it believes are undervalued and have improving fundamentals. Generally, these stocks are trading at prices below what the subadviser believe to be their true fundamental value. The subadviser also uses proprietary techniques to adjust the portfolio for factors such as stock selection discipline (criteria used for selecting stocks), industry and sector weights, and market capitalization. The factors considered by the subadviser and the models used may change over time.

The fund intends to be fully invested, and generally will not take temporary defensive positions through investment in cash and high quality money market instruments. In pursuing its investment strategy, the fund may (but is not obligated to) use a wide variety of exchange-traded and over-the-counter derivative instruments, including options, futures, and swap contracts to (i) hedge equity exposure; (ii) replace direct investing (e.g., creating equity exposure through the use of futures contracts or other derivative instruments); and (iii) manage risk by implementing shifts in investment exposure.

[GRAPHIC]

PAST PERFORMANCE

Performance information is not presented for the fund because it commenced operations on October __, 2005 and has not yet completed a full calendar year of operations. Generally, performance may be expected to vary from year to year. Past performance, when presented, does not indicate future results.

[GRAPHIC]

MAIN RISKS

     - EQUITY SECURITIES RISK. Stock markets are volatile, and the price of equity securities such as common and preferred stocks (and their equivalents) will fluctuate. The value of equity securities purchased by the fund could decline if the financial condition of the companies in which the fund invests decline or if overall market and economic conditions deteriorate.

     - VALUE STOCK RISK. The fund's investments in value stocks carry the risk that the market will not recognize a security's intrinsic value for a long time or that a stock believed to be undervalued may actually be appropriately priced.

     - NON-DIVERSIFICATION RISK. The fund is non-diversified and may invest a high percentage of its assets in the securities of a small number of companies. This may result in more volatile performance relative to more diversified funds. The less diversified a fund's holdings are, the more a specific stock's poor performance is likely to affect its performance.

     - DERIVATIVES RISK. The fund's use of certain derivative instruments (such as options, futures and swaps) could produce disproportionate gains or losses. Derivatives are generally considered more risky than direct investments and, in a down market, could become harder to value or sell at a fair price.

[GRAPHIC]

YOUR EXPENSES

Operating expenses are paid from the fund's assets, and therefore are paid by shareholders indirectly.

ANNUAL OPERATING EXPENSES               CLASS NAV
-------------------------               ---------
Management fee                            0.78%
Distribution and service (12b-1) fees       --
Other expenses (a)                        0.05%
Total fund operating expenses             0.83%

----------
(a)  Based on estimated amounts for the current fiscal year.

The hypothetical example below shows what your expenses would be if you invested $10,000 over the time periods indicated, assuming you reinvested all distributions and that the average annual return was 5%. The example is for comparison only, and does not represent the fund's actual expenses and returns, either past or future.

EXPENSE EXAMPLES   YEAR 1   YEAR 3
----------------   ------   ------
Class NAV           $85      $264

PORTFOLIO MANAGERS

GMO's U.S. Quantitative Investment Division manages the fund. The senior members of the Division with responsibilities for the fund and the year each joined the fund team are:

Robert Soucy (October 2005)
Sam Wilderman (October 2005)

See page __ for subadviser information and management biographies.

FUND CODES

CLASS NAV   Ticker
            CUSIP
            Newspaper
            SEC number
            JH II fund number

LARGE CAP GROWTH FUND

SUBADVISER: Fidelity Management & Research Company ("FMR")

[GRAPHIC]

GOAL AND STRATEGY

The fund seeks long-term growth of capital. To pursue this goal, the fund normally invests at least 80% of its assets in securities (primarily common stocks) of companies with large market capitalizations. Portfolio securities are selected based on the fundamental analysis of each issuer. Investments may include domestic and foreign issuers, and growth or value stocks or a combination of both.

For purposes of this fund, FMR generally defines large market capitalization companies as those whose market capitalizations are similar to the market capitalizations of companies in the S&P 500 Index ($540 million to $367.4 billion as of August 31, 2005) or the Russell 1000 Index ($906 million to $381.3 billion at August 31, 2005). A company's market capitalization is based on its current market capitalization or its market capitalization at the time of the fund's investment. Companies whose capitalizations are below this level after purchase continue to be considered to have large market capitalizations for purposes of the 80% policy. The size of the companies in each index changes with market conditions and the composition of each index.

FMR may invest the fund's assets in securities of foreign issuers in addition to securities of domestic issuers.

FMR is not constrained by any particular investment style. At any given time, FMR may tend to buy "growth" stocks or "value" stocks, or a combination of both types. In buying and selling securities for the portfolio, FMR relies on fundamental analysis of each issuer and its potential for success in light of its current financial condition, its industry position, and economic and market conditions. Factors considered include growth potential, earnings estimates and management.

FMR may use various techniques, such as buying and selling futures contracts and exchange traded funds, to increase or decrease the fund's exposure to changing security prices or other factors that affect security values. If FMR's strategies do not work as intended, the fund may not achieve its objective.

The fund is authorized to use all of the various investment strategies (including options, futures, currency and other derivatives transactions) referred to under "Hedging and Other Strategic Transactions" in the Statement of Additional Information.

In abnormal market conditions, the fund may temporarily invest extensively in cash and cash equivalents for defensive purposes. In taking these measures, the fund might not achieve its investment goal.

[GRAPHIC]

PAST PERFORMANCE

The graph shows how the fund's total return has varied from year to year, while the table shows performance of Class NAV shares over time (along with a broad-based market index for reference). This information may help provide an indication of the fund's risks. For periods prior to October __, 2005, the date on which the fund commenced operations, historical performance of the fund's shares is based on the performance of the shares of the fund's predecessor John Hancock Trust ("JHT") portfolio, the Large Cap Growth Trust, as indicated in the note to the table. All figures assume dividend reinvestment. Past performance does not indicate future results.

CLASS NAV, TOTAL RETURNS

Best Quarter: Q4 '99, 20.83%
Worst Quarter: Q3 '01, -18.72%

INDEXES (reflect no fees or taxes)

RUSSELL 1000 GROWTH INDEX -- an unmanaged index that measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

CLASS NAV CALENDAR YEAR TOTAL RETURNS

[BAR CHART]

1995   1996   1997   1998   1999    2000    2001    2002   2003   2004
----   ----   ----   ----   ----    ----    ----    ----   ----   ----
22.8%  13.0%  19.1%  19.1%  25.3%  -14.2%  -17.8%  -22.8%  25.3%  6.2%

The year-to-date return as of September 30, 2005 is ____%.

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12-31-04 (A)

                            1 YEAR   5 YEARS   10 YEARS
                            ------   -------   --------
Class NAV                    6.18%    -6.26%     5.96%
Russell 1000 Growth Index    6.30%    -9.29%     9.59%

----------
(a) For periods prior to October __, 2005, performance is based on the performance of the fund's predecessor JHT portfolio which commenced operations on August 3, 1989. The performance of Class NAV shares is based on the performance of NAV shares of the predecessor portfolio. The NAV shares of the predecessor portfolio commenced operations on April 29, 2005, and their performance for periods prior to that date includes the performance of the portfolio's Series I shares. The NAV shares had (and the Class NAV shares have) lower expenses than the Series I shares. Performance would be higher if adjusted for these lower expenses. Effective May 1, 1999, the predecessor JHT portfolio changed its investment objective. Performance includes results prior to this change.

[GRAPHIC]

MAIN RISKS

     - EQUITY SECURITIES RISK. Stock markets are volatile, and the price of equity securities such as common and preferred stocks (and their equivalents) will fluctuate. The value of equity securities purchased by the fund could decline if the financial condition of the companies in which the fund invests decline or if overall market and economic conditions deteriorate.

     - INVESTMENT CATEGORY RISK. The fund's strategy of investing in large cap stocks carries the risk that in certain markets large cap stocks will underperform small cap or mid cap stocks.

     - FOREIGN SECURITIES RISK. Foreign securities involve special risks, including potentially unfavorable currency exchange rates, limited government regulation (including less stringent investor protection and disclosure standards) and exposure to possible economic, political and social instability.

     - DERIVATIVES RISK. The fund's use of certain derivative instruments (such as options, futures and swaps) could produce disproportionate gains or losses. Derivatives are generally considered more risky than direct investments and, in a down market, could become harder to value or sell at a fair price.

     - GROWTH STOCK RISK. Because growth securities typically do not make dividend payments to shareholders, investment returns are based on capital appreciation, making returns more dependent on market increases and decreases. Growth stocks may therefore be more volatile than non-growth stocks.

     - VALUE STOCK RISK. The fund's investments in value stocks carry the risk that the market will not recognize a security's intrinsic value for a long time or that a stock believed to be undervalued may actually be appropriately priced.

[GRAPHIC]

YOUR EXPENSES

Operating expenses are paid from the fund's assets, and therefore are paid by shareholders indirectly.

ANNUAL OPERATING EXPENSES               CLASS NAV
-------------------------               ---------
Management fee                            0.85%
Distribution and service (12b-1) fees       --
Other expenses (a)                        0.10%
Total fund operating expenses             0.95%

----------
(a)  Based on estimated amounts for the current fiscal year.

The hypothetical example below shows what your expenses would be if you invested $10,000 over the time periods indicated, assuming you reinvested all distributions and that the average annual return was 5%. The example is for comparison only, and does not represent the fund's actual expenses and returns, either past or future.

EXPENSE EXAMPLES   YEAR 1   YEAR 3   YEAR 5   YEAR 10
----------------   ------   ------   ------   -------
Class NAV            $97     $301     $523     $1,162

PORTFOLIO MANAGER

The FMR portfolio managers for the fund and its predecessor and the year he joined the fund team are:

Joseph Day (May 2005)

See page __ for subadviser information and management biographies.

FUND CODES

CLASS NAV   Ticker
            CUSIP
            Newspaper
            SEC number
            JH II fund number

LARGE CAP FUND

SUBADVISER: UBS Global Asset Management (Americas) Inc. ("UBS")

[GRAPHIC]

GOAL AND STRATEGY

The fund seeks to maximize total return, consisting of capital appreciation and current income. To pursue this goal, the fund invests, under normal circumstances, at least 80% of its net assets (plus borrowings for investment purposes, if any) in equity securities of U.S. large capitalization companies. UBS defines large capitalization companies for purposes of the fund as those with a market capitalization range equal to that of the fund's benchmark, the Russell 1000 Index ($906 million to $381.3 billion at August 31, 2005).

Investments in equity securities may include dividend-paying securities, common stock and preferred stock. In general, the fund emphasizes large capitalization stocks, but also may hold small and intermediate capitalization stocks. The fund may (but is not required to) use options, futures and other derivatives as part of its investment strategy or to help manage portfolio risks.

In selecting securities, the subadviser focuses on, among other things, identifying discrepancies between a security's fundamental value and its market price. In this context, the fundamental value of a given security is the subadviser's assessment of what a security is worth. The subadviser will select a security whose fundamental value it estimates to be greater than its market value at any given time. For each stock under analysis, the subadviser bases its estimates of value upon economic, industry and company analysis, as well as upon a company's management team, competitive advantage and core competencies. The subadviser then compares its assessment of a security's value against the prevailing market prices, with the aim of constructing a portfolio of stocks with attractive relative price/value characteristics.

The fund will invest in companies within its capitalization range as described above. However, the fund may invest a portion of its assets in securities outside this range. Further, if movement in the market price causes a security to change from one capitalization range to another, the fund is not required to dispose of the security.

The subadviser actively manages the portfolio which may, at times, result in a higher than average portfolio turnover ratio.

The fund is authorized to use all of the various investment strategies (including options, futures, currency and other derivatives transactions) referred to under "Hedging and Other Strategic Transactions" in the Statement of Additional Information.

In abnormal market conditions, the fund may temporarily invest extensively in cash and cash equivalents for defensive purposes. In taking these measures, the fund might not achieve its investment goal.

[GRAPHIC]

PAST PERFORMANCE

For periods prior to October __, 2005, the date on which the fund commenced operations, historical performance of the fund's shares is based on the performance of the shares of the fund's predecessor John Hancock Trust ("JHT") portfolio, the Large Cap Trust. Performance information is not provided for the fund since its predecessor JHT portfolio commenced operations in May 2005 and has not yet completed a full calendar year of operations. Generally, performance may be expected to vary from year to year. Past performance, when presented, does not indicate future results.

[GRAPHIC]

MAIN RISKS

     - EQUITY SECURITIES RISK. Stock markets are volatile, and the price of equity securities such as common and preferred stocks (and their equivalents) will fluctuate. The value of equity securities purchased by the fund could decline if the financial condition of the companies in which the fund invests decline or if overall market and economic conditions deteriorate.

     - INVESTMENT CATEGORY RISK. The fund's strategy of investing in large cap stocks carries the risk that in certain markets large cap stocks will underperform small cap or mid cap stocks.

     - DERIVATIVES RISK. The fund's use of certain derivative instruments (such as options, futures and swaps) could produce disproportionate gains or losses. Derivatives are generally considered more risky than direct investments and, in a down market, could become harder to value or sell at a fair price.

     - ACTIVE PORTFOLIO TRADING RISK. The fund may actively trade portfolio securities, which could increase transaction costs (thus lowering performance) and increase your taxable distributions.

[GRAPHIC]

YOUR EXPENSES

Operating expenses are paid from the fund's assets, and therefore are paid by shareholders indirectly.

ANNUAL OPERATING EXPENSES               CLASS NAV
-------------------------               ---------
Management fee                            0.85%
Distribution and service (12b-1) fees       --
Other expenses (a)                        0.08%
Total fund operating expenses             0.93%

----------
(a)  Based on estimated amounts for the current fiscal year.

The hypothetical example below shows what your expenses would be if you invested $10,000 over the time periods indicated, assuming you reinvested all distributions and that the average annual return was 5%. The example is for comparison only, and does not represent the fund's actual expenses and returns, either past or future.

EXPENSE EXAMPLES   YEAR 1   YEAR 3   YEAR 5   YEAR 10
----------------   ------   ------   ------   -------
Class NAV            $95     $296     $513     $1,140

PORTFOLIO MANAGER

The leader of the UBS investment management team for the fund and its predecessor and the year he joined the fund team are:

John Leonard (May 2005)

See page __ for subadviser information.

FUND CODES

CLASS NAV   Ticker              JHLPX
            CUSIP               47803X594
            Newspaper
            SEC number
            JH II fund number

LARGE CAP VALUE FUND

SUBADVISER: Fund Asset Management, L.P. (doing business as "Mercury Advisors")

[GRAPHIC]

GOAL AND STRATEGY

The fund seeks long-term growth of capital. To pursue this goal, the fund invests in a diversified portfolio of equity securities of large cap companies located in the U.S. The fund will seek to outperform the Russell 1000 Value Index by investing in equity securities that the subadviser believes are selling at below normal valuations. The Russell 1000 Value Index, a subset of the Russell 1000 Index, consists of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.

The fund seeks to achieve its investment objective by investing at least 80% of its net assets in common stocks of large cap companies the subadviser selects from among those that are, at the time of purchase, included in the Russell 1000 Index. As of August 31, 2005, the capitalization range of the Russell 1000 Index was ($906 million to $381.3 billion.

In selecting securities for the portfolio, the subadviser uses a proprietary model that employs three filters in its initial screens: (1) earnings momentum (which is an evaluation of what it believes to be the issuer's prospects for future earnings per share based on the growth and sustainability of earnings over previous periods); (2) earnings surprise (which analyzes an issuer's reported earnings as opposed to those that were anticipated); and (3) valuations based on price-to-earnings and a dividend discount model. The subadviser looks for strong relative earnings growth, preferring growth based on increased productivity and sales to growth resulting from the company's simply revising its pricing structure. A company's stock price relative to its earnings and book value is also examined. If the subadviser believes that a company is overvalued, the company will not be considered as an investment for the fund.

After the initial screening is done, the subadviser relies on fundamental analysis, using both internal and external research, to optimize its quantitative model to choose companies the subadviser believes have strong, sustainable earnings growth with current momentum at attractive price valuations.

Because the fund will not hold all the stocks in the Russell 1000 Value Index and because a portfolio's investments may be allocated in amounts that vary from the proportional weightings of the various stocks in that index, the fund is not an "index" fund. In seeking to outperform the relevant benchmark, however, the subadviser reviews potential investments using certain criteria that are based on the securities in the relevant index. These criteria currently include the following:

     -    Relative price to earnings and price to book ratios

     -    Weighted median market capitalization of the portfolio

     - Allocation among the economic sectors of the portfolio as compared to the applicable index

     -    Weighted individual stocks within the applicable index.

The fund may invest up to 10% of its assets in securities of companies organized under the laws of countries other than the U.S. that are traded on foreign securities exchanges or in the foreign over-the-counter markets, including securities of foreign issuers that are represented by American Depositary Receipts ("ADRs"). Securities of foreign issuers that are represented by ADRs or that are listed on a U.S. securities exchange or traded in the U.S. over-the-counter markets are considered "foreign securities" for the purpose of the fund's investment allocations. The fund anticipates that it would generally limit its foreign securities investment to ADRs of issuers in developed countries.

The fund may invest in investment grade convertible securities, preferred stocks, illiquid securities, and U.S. Government debt securities (i.e., securities that are direct obligations of the U.S. Government). There are no restrictions on the maturity of the debt securities in which the fund may invest. The fund may invest in derivatives (investments whose value is based on securities, indexes or currencies).

The fund is authorized to use all of the various investment strategies (including options, futures, currency and other derivatives transactions) referred to under "Hedging and Other Strategic Transactions" in the Statement of Additional Information.

In abnormal market conditions, the fund may temporarily invest extensively in cash and cash equivalents for defensive purposes. In taking these measures, the fund might not achieve its investment goal.

[GRAPHIC]

PAST PERFORMANCE

The graph shows how the fund's total return has varied from year to year, while the table shows performance of Class NAV shares over time (along with a broad-based market index for reference). This information may help provide an indication of the fund's risks. For periods prior to October __, 2005, the date on which the fund commenced operations, historical performance of the fund's shares is based on the performance of the shares of the fund's predecessor John Hancock Trust ("JHT") portfolio, the Large Cap Value Trust, as indicated in the note to the table. All figures assume dividend reinvestment. Past performance does not indicate future results.

CLASS NAV, TOTAL RETURNS

Best Quarter: Q4 2003, 14.46%
Worst Quarter: Q2 2004, -0.16%

INDEX (reflects no fees or taxes)

RUSSELL 1000 VALUE INDEX -- an unmanaged index that measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.

CLASS NAV CALENDAR YEAR TOTAL RETURNS

[BAR CHART]

2004
----
21.8%

The year-to-date return as of September 30, 2005 is ____%.

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12-31-04 (A)

                           1 YEAR   SINCE INCEPTION
                           ------   ---------------
Class NAV                  21.80%        30.51%
Russell 1000 Value Index   16.49%        25.67%

----------
(a) For periods prior to October __, 2005, performance is based on the performance of the fund's predecessor JHT portfolio which commenced operations on May 5, 2003. The performance of Class NAV shares is based on the performance of NAV shares of the predecessor portfolio. The NAV shares of the predecessor portfolio commenced operations on April 29, 2005, and their performance for periods prior to that date includes the performance of the portfolio's Series I shares. The NAV shares had (and the Class NAV shares have) lower expenses than the Series I shares. Performance would be higher if adjusted for these lower expenses.

[GRAPHIC]

MAIN RISKS

     - EQUITY SECURITIES RISK. Stock markets are volatile, and the price of equity securities such as common and preferred stocks (and their equivalents) will fluctuate. The value of equity securities purchased by the fund could decline if the financial condition of the companies in which the fund invests decline or if overall market and economic conditions deteriorate.

     - FOREIGN SECURITIES RISK. Foreign securities involve special risks, including potentially unfavorable currency exchange rates, limited government regulation (including less stringent investor protection and disclosure standards) and exposure to possible economic, political and social instability.

     - FIXED-INCOME SECURITIES RISK. Fixed-income securities or bonds are subject to credit risk and interest rate risk. The credit rating of bonds in the fund's portfolio could be downgraded or the issuer of a bond could default on its obligations. In general, lower-rated fixed-income securities involve more credit risk. When interest rates rise, bond prices generally fall.

     - VALUE STOCK RISK. The fund's investments in value stocks carry the risk that the market will not recognize a security's intrinsic value for a long time or that a stock believed to be undervalued may actually be appropriately priced.

     - DERIVATIVES RISK. The fund's use of certain derivative instruments (such as options, futures and swaps) could produce disproportionate gains or losses. Derivatives are generally considered more risky than direct investments and, in a down market, could become harder to value or sell at a fair price.

[GRAPHIC]

YOUR EXPENSES

Operating expenses are paid from the fund's assets, and therefore are paid by shareholders indirectly.

ANNUAL OPERATING EXPENSES               CLASS NAV
-------------------------               ---------
Management fee                            0.85%
Distribution and service (12b-1) fees       --
Other expenses (a)                        0.09%
Total fund operating expenses             0.94%

----------
(a)  Based on estimated amounts for the current fiscal year.

The hypothetical example below shows what your expenses would be if you invested $10,000 over the time periods indicated, assuming you reinvested all distributions and that the average annual return was 5%. The example is for comparison only, and does not represent the fund's actual expenses and returns, either past or future.

EXPENSE EXAMPLES   YEAR 1   YEAR 3   YEAR 5   YEAR 10
----------------   ------   ------   ------   -------
Class NAV           $96      $300     $521     $1,156

PORTFOLIO MANAGER

The Mercury portfolio manager for the fund and its predecessor and the year he joined the fund team are:

Bob Doll, CFA (2003)

See page __ for subadviser information and management biographies.

FUND CODES

CLASS NAV   Ticker              JHCUX
            CUSIP               47803V598
            Newspaper
            SEC number
            JH II fund number

QUANTITATIVE ALL CAP FUND

SUBADVISER: MFC Global Investment Management (U.S.A.) Limited ("MFC Global (U.S.A.)")

[GRAPHIC]

GOAL AND STRATEGY

The fund seeks long-term growth of capital. To pursue this goal, the fund invests, under normal circumstances, primarily in equity securities of U.S. companies. The fund will generally focus on equity securities of U.S. companies across the three market capitalization ranges of large, mid and small.

MFC Global (U.S.A.) ranks stocks based on financial attributes, including earnings, valuation, growth and momentum using quantitative analysis. (Quantitative analysis is the process of determining the value of a security by examining its numerical, measurable characteristics such as revenues, price, earnings, valuation and growth and by performing statistical and numerical analysis on this characteristic data.) The subadviser will then use fundamental analysis to identify large, mid and small cap companies with strong industry positions, leading market shares, proven management and strong financials. Stocks meeting both fundamental and quantitative analysis will be considered for the fund's portfolio.

The fund may invest to a limited extent in foreign securities and may have exposure to foreign currencies through its investment in these securities, direct holdings of foreign currencies or use of foreign currency exchange contracts for the purchase or sale of a fixed quantity of a foreign currency at a future date. Investments in foreign securities may include depositary receipts.

The fund may also invest to a limited extent in fixed-income securities, including money market instruments.

The fund may invest in or use the following derivatives for hedging purposes in a manner consistent with the investment objectives of the fund and as permitted by applicable securities legislation: buying futures and S&P Depository Receipts. Such use would include the hedging of significant cash flows into or out of the portfolio.

The fund is authorized to use all of the various investment strategies (including options, futures, currency and other derivatives transactions) referred to under "Hedging and Other Strategic Transactions" in the Statement of Additional Information.

In abnormal market conditions, the fund may temporarily invest extensively in cash and cash equivalents for defensive purposes. In taking these measures, the fund might not achieve its investment goal.

[GRAPHIC]

PAST PERFORMANCE

The graph shows how the fund's total return has varied from year to year, while the table shows performance of Class NAV shares over time (along with a broad-based market index for reference). This information may help provide an indication of the fund's risks. For periods prior to October __, 2005, the date on which the fund commenced operations, historical performance of the fund's shares is based on the performance of the shares of the fund's predecessor John Hancock Trust ("JHT") portfolio, the Quantitative All Cap Trust, as indicated in the note to the table. All figures assume dividend reinvestment. Past performance does not indicate future results.

CLASS NAV, TOTAL RETURNS

Best Quarter: Q4 '03, 13.17%
Worst Quarter: Q3 '04, -1.38%

INDEX (reflects no fees or taxes)

RUSSELL 3000 INDEX -- an unmanaged index that measures the performance of the 3,000 largest U.S. companies based on total market capitalization, representing approximately 98% of the investable U.S. market.

CLASS NAV CALENDAR YEAR TOTAL RETURNS

[BAR CHART]

2004
----
14.9%

The year-to-date return as of September 30, 2005 is ____%.

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12-31-04 (A)

                     1 YEAR   SINCE INCEPTION
                     ------   ---------------
Class NAV            14.91%        24.11%
Russell 3000 Index   11.95%        22.32%

----------
(a) For periods prior to October __, 2005, performance is based on the performance of the fund's predecessor JHT portfolio which commenced operations on May 5, 2003. The performance of Class NAV shares is based on the performance of NAV shares of the predecessor portfolio. The NAV shares of the predecessor portfolio commenced operations on April 29, 2005, and their performance for periods prior to that date includes the performance of the portfolio's Series I shares. The NAV shares had (and the Class NAV shares have) lower expenses than the Series I shares. Performance would be higher if adjusted for these lower expenses.

[GRAPHIC]

MAIN RISKS

     - EQUITY SECURITIES RISK. Stock markets are volatile, and the price of equity securities such as common and preferred stocks (and their equivalents) will fluctuate. The value of equity securities purchased by the fund could decline if the financial condition of the companies in which the fund invests decline or if overall market and economic conditions deteriorate.

     - FOREIGN SECURITIES RISK. Foreign securities involve special risks, including potentially unfavorable currency exchange rates, limited government regulation (including less stringent investor protection and disclosure standards) and exposure to possible economic, political and social instability.

     - FIXED-INCOME SECURITIES RISK. Fixed-income securities or bonds are subject to credit risk and interest rate risk. The credit rating of bonds in the fund's portfolio could be downgraded or the issuer of a bond could default on its obligations. In general, lower-rated fixed-income securities involve more credit risk. When interest rates rise, bond prices generally fall.

     - DERIVATIVES RISK. The fund's use of certain derivative instruments (such as options, futures and swaps) could produce disproportionate gains or losses. Derivatives are generally considered more risky than direct investments and, in a down market, could become harder to value or sell at a fair price.

[GRAPHIC]

YOUR EXPENSES

Operating expenses are paid from the fund's assets, and therefore are paid by shareholders indirectly.

ANNUAL OPERATING EXPENSES               CLASS NAV
-------------------------               ---------
Management fee                            0.71%
Distribution and service (12b-1) fees       --
Other expenses (a)                        0.07%
Total fund operating expenses             0.78%

----------
(a)  Based on estimated amounts for the current fiscal year.

The hypothetical example below shows what your expenses would be if you invested $10,000 over the time periods indicated, assuming you reinvested all distributions and that the average annual return was 5%. The example is for comparison only, and does not represent the fund's actual expenses and returns, either past or future.

EXPENSE EXAMPLES   YEAR 1   YEAR 3   YEAR 5   YEAR 10
----------------   ------   ------   ------   -------
Class NAV            $79     $248     $432      $962

PORTFOLIO MANAGERS

The MFC Global (U.S.A.) portfolio managers for the fund and its predecessor and the year each joined the fund team are:

Harpreet Singh (2003)
Chris Hensen, CFA (2003)
Rhonda Chang, CFA (2003)
Robert Lutzko, CFA (2003)
Brett Hryb, CFA (2003)

See page __ for subadviser information and management biographies.

FUND CODES

CLASS NAV   Ticker
            CUSIP
            Newspaper
            SEC number
            JH II fund number

QUANTITATIVE VALUE FUND

SUBADVISER: MFC Global Investment Management (U.S.A.) Limited ("MFC Global (U.S.A.)")

[GRAPHIC]

GOAL AND STRATEGY

The fund seeks seek long-term capital appreciation. To pursue this goal, the fund invests primarily in large-cap U.S. securities with the potential for long-term growth of capital.

In managing the portfolio, MFC Global (U.S.A.) uses both qualitative and quantitative analysis to determine the best investment values, emphasizing securities that may have been undervalued by the market. Qualitative analysis may include company visits and management interviews while quantitative analysis may include evaluations of financial data, assessment of market share and industry position, and factors such as price-to-earnings ratios, dividend yield, and earnings growth.

The fund may also hold fixed income securities (including cash and cash equivalents) and foreign securities from time to time.

The fund is authorized to use all of the various investment strategies (including options, futures, currency and other derivatives transactions) referred to under "Hedging and Other Strategic Transactions" in the Statement of Additional Information.

In abnormal market conditions, the fund may temporarily invest extensively in cash and cash equivalents for defensive purposes. In taking these measures, the fund might not achieve its investment goal.

[GRAPHIC]

PAST PERFORMANCE

For periods prior to October __, 2005, the date on which the fund commenced operations, historical performance of the fund's shares is based on the performance of the shares of the fund's predecessor John Hancock Trust ("JHT") portfolio, the Quantitative Value Trust. Performance information is not provided for the fund since its predecessor JHT portfolio commenced operations in May 2004 and has not yet completed a full calendar year of operations. Generally, performance may be expected to vary from year to year. Past performance, when presented, does not indicate future results.

[GRAPHIC]

MAIN RISKS

     - EQUITY SECURITIES RISK. Stock markets are volatile, and the price of equity securities such as common and preferred stocks (and their equivalents) will fluctuate. The value of equity securities purchased by the fund could decline if the financial condition of the companies in which the fund invests decline or if overall market and economic conditions deteriorate.

     - VALUE STOCK RISK. The fund's investments in value stocks carry the risk that the market will not recognize a security's intrinsic value for a long time or that a stock believed to be undervalued may actually be appropriately priced.

     - DERIVATIVES RISK. The fund's use of certain derivative instruments (such as options, futures and swaps) could produce disproportionate gains or losses. Derivatives are generally considered more risky than direct investments and, in a down market, could become harder to value or sell at a fair price.

     - FOREIGN SECURITIES RISK. Foreign securities involve special risks, including potentially unfavorable currency exchange rates, limited government regulation (including less stringent investor protection and disclosure standards) and exposure to possible economic, political and social instability.

[GRAPHIC]

YOUR EXPENSES

Operating expenses are paid from the fund's assets, and therefore are paid by shareholders indirectly.

ANNUAL OPERATING EXPENSES               CLASS NAV
-------------------------               ---------
Management fee                            0.70%
Distribution and service (12b-1) fees       --
Other expenses (a)                        0.06%
Total fund operating expenses             0.76%

----------
(a)  Based on estimated amounts for the current fiscal year.

The hypothetical example below shows what your expenses would be if you invested $10,000 over the time periods indicated, assuming you reinvested all distributions and that the average annual return was 5%. The example is for comparison only, and does not represent the fund's actual expenses and returns, either past or future.

EXPENSE EXAMPLES   YEAR 1   YEAR 3   YEAR 5   YEAR 10
----------------   ------   ------   ------   -------
Class NAV            $78     $244     $425      $947

PORTFOLIO MANAGERS

The MFC Global (U.S.A.) portfolio managers for the fund and its predecessor and the year each joined the fund team are:

Harpreet Singh (2004)
Chris Hensen, CFA (2004)
Brett Hryb, CFA (2004)

See page __ for subadviser information and management biographies.

FUND CODES

CLASS NAV   Ticker              JHQVX
            CUSIP               47803X578
            Newspaper
            SEC number
            JH II fund number

STRATEGIC VALUE FUND

SUBADVISER: Massachusetts Financial Services Company ("MFS")

[GRAPHIC]

GOAL AND STRATEGY

The fund seeks capital appreciation. To pursue this goal, the fund invests, under normal market conditions, at least 65% of its net assets in common stocks and related securities, such as preferred stock, convertible securities and depositary receipts, of companies which MFS believes are undervalued in the market relative to their long term potential.

The equity securities of the companies invested in by the portfolio may be undervalued because they are temporarily out of favor in the market due to:

     -    a decline in the market

     -    poor economic conditions

     - developments that have affected or may affect the issuer of the securities or the issuer's industry; or

     -    the market having overlooked them.

Undervalued equity securities generally have low price-to-book, price-to-sales and/or price-to-earnings ratios. The fund's investments may include securities listed on a securities exchange or traded in the over-the-counter markets.

The fund also invests in other types of securities, such as fixed income securities, including lower rated securities commonly referred to as junk bonds, and warrants, when relative value make such purchases attractive.

MFS uses a bottom-up, as opposed to a top-down, investment style in managing the fund. This means that securities are selected based upon fundamental analysis (such as an analysis of earnings, cash flows, competitive position and management abilities) performed by the portfolio manager and MFS' large group of equity research analysts.

The fund may invest in foreign securities (including emerging market securities) and may have exposure to foreign currencies. The fund may engage in short sales.

The fund may engage in active and frequent trading to achieve its principal investment strategies which will increase transaction costs.

To meet redemption requests or pending investment of its assets or during unusual market conditions, the fund may place any portion of its assets in:

     - money market instruments (which include commercial paper, certificates of deposit, bankers' acceptances and other obligations of domestic and foreign banks, nonconvertible debt securities and short term obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities), and

     -    cash.

When the fund is in a defensive position or awaiting investment of its assets, the ability to achieve its investment objective will be limited.

The fund is authorized to use all of the various investment strategies (including options, futures, currency and other derivatives transactions) referred to under "Hedging and Other Strategic Transactions" in the Statement of Additional Information.

[GRAPHIC]

PAST PERFORMANCE

The graph shows how the fund's total return has varied from year to year, while the table shows performance of Class NAV shares over time (along with a broad-based market index for reference). This information may help provide an indication of the fund's risks. For periods prior to October __, 2005, the date on which the fund commenced operations, historical performance of the fund's shares is based on the performance of the shares of the fund's predecessor John Hancock Trust ("JHT") portfolio, the Strategic Value Trust, as indicated in the note to the table. All figures assume dividend reinvestment. Past performance does not indicate future results.

CLASS NAV, TOTAL RETURNS

Best Quarter: Q2 '03, 19.83%
Worst Quarter: Q3 '01, -23.66%

INDEXES (reflect no fees or taxes)

RUSSELL 1000 VALUE INDEX, an unmanaged index that measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.

CLASS NAV CALENDAR YEAR TOTAL RETURNS

[BAR CHART]

 2002   2003   2004
 ----   ----   ----
-27.2%  28.8%  18.0%

The year-to-date return as of September 30, 2005 is ____%.

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12-31-04 (A)

                           1 YEAR   SINCE INCEPTION
                           ------   ---------------
Class NAV                  17.98%        -1.48%
Russell 1000 Value Index   16.49%         5.65%

----------
(a) For periods prior to October __, 2005, performance is based on the performance of the fund's predecessor JHT portfolio which commenced operations on April 30, 2001. The performance of Class NAV shares is based on the performance of NAV shares of the predecessor portfolio. The NAV shares of the predecessor portfolio commenced operations on April 29, 2005, and their performance for periods prior to that date includes the performance of the portfolio's Series I shares. The NAV shares had (and the Class NAV shares have) lower expenses than the Series I shares. Performance would be higher if adjusted for these lower expenses. Effective May 2, 2003, the predecessor JHT portfolio changed its investment policies.

[GRAPHIC]

MAIN RISKS

     - EQUITY SECURITIES RISK. Stock markets are volatile, and the price of equity securities such as common and preferred stocks (and their equivalents) will fluctuate. The value of equity securities purchased by the fund could decline if the financial condition of the companies in which the fund invests decline or if overall market and economic conditions deteriorate.

     - VALUE STOCK RISK. The fund's investments in value stocks carry the risk that the market will not recognize a security's intrinsic value for a long time or that a stock believed to be undervalued may actually be appropriately priced.

     - FOREIGN SECURITIES RISK. Foreign securities involve special risks, including potentially unfavorable currency exchange rates, limited government regulation (including less stringent investor protection and disclosure standards) and exposure to possible economic, political and social instability. To the extent the fund invests in emerging market countries, its foreign securities risk will be higher.

     - DERIVATIVES RISK. The fund's use of certain derivative instruments (such as options, futures and swaps) could produce disproportionate gains or losses. Derivatives are generally considered more risky than direct investments and, in a down market, could become harder to value or sell at a fair price.

     - FIXED-INCOME SECURITIES RISK. Fixed-income securities or bonds are subject to credit risk and interest rate risk. The credit rating of bonds in the fund's portfolio could be downgraded or the issuer of a bond could default on its obligations. In general, lower-rated fixed-income securities involve more credit risk. When interest rates rise, bond prices generally fall.

[GRAPHIC]

YOUR EXPENSES

Operating expenses are paid from the fund's assets, and therefore are paid by shareholders indirectly.

ANNUAL OPERATING EXPENSES               CLASS NAV
-------------------------               ---------
Management fee                            0.85%
Distribution and service (12b-1) fees       --
Other expenses (a)                        0.09%
Total fund operating expenses             0.94%

----------
(a)  Based on estimated amounts for the current fiscal year.

The hypothetical example below shows what your expenses would be if you invested $10,000 over the time periods indicated, assuming you reinvested all distributions and that the average annual return was 5%. The example is for comparison only, and does not represent the fund's actual expenses and returns, either past or future.

EXPENSE EXAMPLES   YEAR 1   YEAR 3   YEAR 5   YEAR 10
----------------   ------   ------   ------   -------
Class NAV            $96     $300     $521     $1,157

PORTFOLIO MANAGERS

The MFS portfolio managers for the fund and its predecessor and the year each joined the fund team are:

Kenneth Enright (2002)
Alan T. Langsner (July 2004)

See page __ for subadviser information and management biographies.

FUND CODES

CLASS NAV   Ticker              JHSUX
            CUSIP               47803X768
            Newspaper
            SEC number
            JH II fund number

U.S. GLOBAL LEADERS GROWTH FUND

SUBADVISER: Sustainable Growth Advisers, L.P. ("SGA")

[GRAPHIC]

GOAL AND STRATEGY

The fund seeks long-term growth of capital. To pursue this goal, the fund invests, under normal market conditions, primarily in common stocks of "U.S. Global Leaders."

Under normal market conditions, the fund invests at least 80% of its assets in stocks of companies the subadviser regards as U.S. Global Leaders. The subadviser consider U.S. Global Leaders to be U.S. companies with multi-national operations that exhibit sustainable growth characteristics in that they:

- hold leading market shares of their relevant industries that result in high profit margins and high investment returns; and

- supply consumable products or services so that their revenue streams are recurring.

The subadviser seeks to identify companies with superior long-term earnings prospects and to continue to own them as long as it believes they will continue to enjoy favorable prospects for capital growth and are not overvalued in the marketplace. As a result of SGA's investment strategy, the fund typically invests in large capitalization companies (companies in the capitalization range of the S&P 500 Index).

The fund may invest in other types of equities and foreign stocks.

The fund is authorized to use all of the various investment strategies (including options, futures, currency and other derivatives transactions) referred to under "Hedging and Other Strategic Transactions" in the Statement of Additional Information.

In abnormal market conditions, the fund may temporarily invest extensively in cash and cash equivalents for defensive purposes. In taking these measures, the fund might not achieve its investment goal.

[GRAPHIC]

PAST PERFORMANCE

Performance is not provided for the fund since its predecessor John Hancock Trust portfolio, the U.S. Global Leaders Growth Trust, commenced operations in May 2004 and has not yet completed a full calendar year of operations.

[GRAPHIC]

MAIN RISKS

     - EQUITY SECURITIES RISK. Stock markets are volatile, and the price of equity securities such as common and preferred stocks (and their equivalents) will fluctuate. The value of equity securities purchased by the fund could decline if the financial condition of the companies in which the fund invests decline or if overall market and economic conditions deteriorate.

     - INVESTMENT CATEGORY RISK. The fund's strategy of investing in large cap stocks carries the risk that in certain markets large cap stocks will underperform small cap or mid cap stocks.

     - GROWTH STOCK RISK. Because growth securities typically do not make dividend payments to shareholders, investment returns are based on capital appreciation, making returns more dependent on market increases and decreases. Growth stocks may therefore be more volatile than non-growth stocks.

     - FOREIGN SECURITIES RISK. Foreign securities involve special risks, including potentially unfavorable currency exchange rates, limited government regulation (including less stringent investor protection and disclosure standards) and exposure to possible economic, political and social instability.

     - NON-DIVERSIFICATION RISK. The fund is non-diversified and may invest a high percentage of its assets in the securities of a small number of companies. This may result in more volatile performance relative to more diversified funds. The less diversified a fund's holdings are, the more a specific stock's poor performance is likely to affect its performance.

     - DERIVATIVES RISK. The fund's use of certain derivative instruments (such as options, futures and swaps) could produce disproportionate gains or losses. Derivatives are generally considered more risky than direct investments and, in a down market, could become harder to value or sell at a fair price.

[GRAPHIC]

YOUR EXPENSES

YOUR EXPENSES

Operating expenses are paid from the fund's assets, and therefore are paid by shareholders indirectly.

ANNUAL OPERATING EXPENSES               CLASS NAV
-------------------------               ---------
Management fee                            0.71%
Distribution and service (12b-1) fees       --
Other expenses (a)                        0.07%
Total fund operating expenses             0.78%

----------
(a)  Based on estimated amounts for the current fiscal year.

The hypothetical example below shows what your expenses would be if you invested $10,000 over the time periods indicated, assuming you reinvested all distributions and that the average annual return was 5%. The example is for comparison only, and does not represent the fund's actual expenses and returns, either past or future.

EXPENSE EXAMPLES   YEAR 1   YEAR 3   YEAR 5   YEAR 10
----------------   ------   ------   ------   -------
Class NAV            $80     $250     $435      $969

PORTFOLIO MANAGERS

The SGA portfolio managers for the fund and its predecessor and the year each joined the fund team are:

George P. Fraise (May 2004)
Gordon M. Marchand (May 2004)
Robert L. Rohn (May 2004)

See page __ for subadviser information and management biographies.

FUND CODES

CLASS NAV   Ticker              JHGUX
            CUSIP               47803X727
            Newspaper
            SEC number
            JH II fund number

                               INTERNATIONAL FUNDS

GLOBAL FUND

SUBADVISER: Templeton Global Advisors Limited ("Templeton Global")

[GRAPHIC]

GOAL AND STRATEGY

The fund seeks long-term capital appreciation. To pursue this goal, the fund invests, under normal market conditions, at least 80% of its net assets (plus any borrowings for investment purposes) in the equity securities of companies located anywhere in the world, including emerging markets. The fund will invest at least 65% of its total assets in issuers located in at least three different countries (including the U.S.).

Equity securities include common stocks and preferred stocks. The fund also invests in American, European and Global Depositary Receipts. These are certificates issued typically by a bank or trust company that give their holders the right to receive securities issued by a foreign or domestic company. The fund may from time to time have significant investments in one or more countries or in particular sectors such as technology (including computer hardware and software, electronics, and telecommunications) and financial institutions.

Depending upon current market conditions, the fund generally invests a portion of its total assets in debt securities of companies and governments located anywhere in the world. Debt securities represent the obligation of the issuer to repay a loan of money to it, and generally pay interest to the holder. Bonds, notes and debentures are examples of debt securities.

The fund may use swap agreements as a derivative strategy to protect its assets, implement a cash or tax management strategy or enhance its returns. The fund may invest up to 5% of its total assets in swap agreements. Swap agreements are two party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. Please see "Hedging and Other Strategic Transactions -- Swaps, Caps, Floors and Collars" in the Statement of Additional Information for further information.

When choosing equity investments for the fund, the subadviser applies a "bottom-up," value-oriented, long-term approach, focusing on the market price of a company's securities relative to the subadviser's evaluation of the company's long-term earnings, asset value and cash flow potential. The subadviser also considers and analyzes various measure related to stock valuation, such as a company's price/cash flow ratio, price/earnings ratio, profit margins and liquidation value.

To meet redemption requests or pending investment of its assets or during unusual market conditions, the fund may invest primarily in cash, cash equivalents, money market securities or other short-term debt securities. When the fund is in a defensive position or awaiting investment of its assets, the ability to achieve its investment objective will be limited.

The fund is authorized to use all of the various investment strategies (including options, futures, currency and other derivatives transactions) referred to under "Hedging and Other Strategic Transactions" in the Statement of Additional Information.

[GRAPHIC]

PAST PERFORMANCE

The graph shows how the fund's total return has varied from year to year, while the table shows performance of Class NAV shares over time (along with a broad-based market index for reference). This information may help provide an indication of the fund's risks. For periods prior to October __, 2005, the date on which the fund commenced operations, historical performance of the fund's shares is based on the performance of the shares of the fund's predecessor John Hancock Trust ("JHT") portfolio as indicated in the note to the table. All figures assume dividend reinvestment. Past performance does not indicate future results.

CLASS NAV, TOTAL RETURNS

Best Quarter: Q2 '03, 17.83%
Worst Quarter: Q3 '01, -16.96%

INDEX (reflects no fees or taxes)

MSCI WORLD INDEX -- an unmanaged index that measures the performance of stocks of companies from 23 countries, including the United States.

CLASS NAV CALENDAR YEAR TOTAL RETURNS

[BAR CHART]

1995   1996   1997   1998   1999   2000    2001    2002   2003   2004
----   ----   ----   ----   ----   ----   -----   -----   ----   ----
7.7%   12.6%  20.8%  12.2%   3.7%  12.2%  -16.1%  -19.1%  27.5%  14.8%

The year-to-date return as of September 30, 2005 is ____%.

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12-31-04 (A)

                   1 YEAR   5 YEARS   10 YEARS
                   ------   -------   --------
Class NAV          14.75%     2.18%     6.62%
MSCI World Index   15.25%    -2.05%     8.53%

----------
(a) For periods prior to October __, 2005, performance is based on the performance of the fund's predecessor JHT portfolio which commenced operations on March 18, 1988. The performance of Class NAV shares is based on the performance of NAV shares of the predecessor portfolio. The NAV shares of the predecessor portfolio commenced operations on April 29, 2005, and their performance for periods prior to that date includes the performance of the portfolio's Series I shares. The NAV shares had (and the Class NAV shares have) lower expenses than the Series I shares. Performance would be higher if adjusted for these lower expenses. Effective October 1, 1996, April 30, 2001 and December 9, 2003, the predecessor JHT portfolio changed its subadviser. Performance reflects results prior to these changes.

[GRAPHIC]

MAIN RISKS

     - EQUITY SECURITIES RISK. Stock markets are volatile, and the price of equity securities such as common and preferred stocks (and their equivalents) will fluctuate. The value of equity securities purchased by the fund could decline if the financial condition of the companies in which the fund invests decline or if overall market and economic conditions deteriorate.

     - FOREIGN SECURITIES RISK. Foreign securities involve special risks, including potentially unfavorable currency exchange rates, limited government regulation (including less stringent investor protection and disclosure standards) and exposure to possible economic, political and social instability. To the extent the fund invests in emerging market countries, it's foreign securities risk will be higher.

     - DERIVATIVES RISK. The fund's use of certain derivative instruments (such as options, futures and swaps) could produce disproportionate gains or losses. Derivatives are generally considered more risky than direct investments and, in a down market, could become harder to value or sell at a fair price.

[GRAPHIC]

YOUR EXPENSES

Operating expenses are paid from the fund's assets, and therefore are paid by shareholders indirectly.

ANNUAL OPERATING EXPENSES               CLASS NAV
-------------------------               ---------
Management fee                           0.85%(b)
Distribution and service (12b-1) fees       --
Other expenses (a)                        0.19%
Total fund operating expenses            1.04%(b)

----------
(a)  Based on estimated amounts for the current fiscal year.

(b) The Adviser has voluntarily agreed to waive its advisory fees so that the amount retained by the Adviser after payment of subadvisory fees for the fund does not exceed 0.45% of the fund's average net assets. If such reimbursement were reflected in the table, "Management fee" and Total fund operating expenses" would be, respectively, 0.80% and 0.99%. This voluntary expense reimbursement may be terminated any time.

The hypothetical example below shows what your expenses would be if you invested $10,000 over the time periods indicated, assuming you reinvested all distributions and that the average annual return was 5%. The example is for comparison only, and does not represent the fund's actual expenses and returns, either past or future.

EXPENSE EXAMPLES   YEAR 1   YEAR 3   YEAR 5   YEAR 10
----------------   ------   ------   ------   -------
Class NAV           $106     $332     $576     $1,276

PORTFOLIO MANAGERS

The Templeton Global portfolio managers of the fund and its predecessor and the year each joined the fund team are:

Jeffrey A. Everett, CFA (team leader) (2003)
Murdo Murchison, CFA (2003)
Lisa Myers, CFA (2003)

See page __ for subadviser information and management biographies.

FUND CODES

CLASS NAV   Ticker
            CUSIP
            Newspaper
            SEC number
            JH II fund number

INTERNATIONAL GROWTH FUND

SUBADVISER: Grantham, Mayo, Van Otterloo & Co. LLC ("GMO")

[GRAPHIC]

GOAL AND STRATEGY

The fund seeks high total return. To pursue this goal, the fund seeks to outperform its benchmark. The fund typically invests in a diversified portfolio of equity investments from the world's developed markets other than the U.S.

The subadviser, using proprietary research and multiple quantitative models, seeks to add value by capitalizing on inefficiencies it perceives in the pricing of growth stocks. The subadviser applies quantitative and fundamental investment principles to select growth stocks it believes have improving fundamentals and prices that reflect the relevant market's discount to their franchise value. The subadviser maintains diversification across countries, and tilts the fund's portfolio in favor of countries that it believes have the highest growth prospects or are most undervalued. The subadviser also considers factors that may influence the growth potential of a particular country, such as currency valuation. The factors considered by the subadviser and the models used may change over time.

The fund intends to be fully invested and generally will not take temporary defensive positions through investment in cash and high quality money market instruments. In pursuing its investment strategy, the Fund may (but is not obligated to) use exchange-traded and over-the-counter derivatives, including options, futures, and swap contracts, to (i) hedge equity exposure; (ii) replace direct investing (e.g., creating equity exposure through the use of futures contracts or other derivative instruments); (iii) manage risk by implementing shifts in investment exposure; and (iv) adjust its foreign currency exposure. The fund will not use derivative instruments to expose on a net basis more than 100% of its net assets to equity securities or markets, or to hold net aggregate foreign currency exposure in excess of the net assets of the fund. However, the fund's foreign currency exposure may differ significantly from the currency exposure represented by its equity investments. The fund also may take active overweighted and underweighted positions in particular currencies relative to its benchmark.

The fund is authorized to use all of the various investment strategies (including options, futures, currency and other derivatives transactions) referred to under "Hedging and Other Strategic Transactions" in the Statement of Additional Information.

In abnormal market conditions, the fund may temporarily invest extensively in cash and cash equivalents for defensive purposes. In taking these measures, the fund might not achieve its investment goal.

Benchmark. The fund's benchmark is the S&P/Citigroup Primary Market Index ("PMI") Europe, Pacific, Asia Composite ("EPAC") Growth Style Index, an independently maintained and published index composed of those stocks in the EPAC regions of the PMI that have a growth style. The PMI is the large-capitalization stock component of the S&P/Citigroup Broad Market Index ("BMI") (which includes listed shares of companies from developed and emerging market countries with a total available market capitalization of at least the local equivalent of US $100 million), representing the top 80% of available capital of the BMI in each country and including about 25% of the BMI issues.

[GRAPHIC]

PAST PERFORMANCE

Performance information is not presented for the fund because it commenced operations on October __, 2005 and has not yet completed a full calendar year of operations. Generally, performance may be expected to vary from year to year. Past performance, when presented, does not indicate future results.

[GRAPHIC]

MAIN RISKS

     - EQUITY SECURITIES RISK. Stock markets are volatile, and the price of equity securities such as common and preferred stocks (and their equivalents) will fluctuate. The value of equity securities purchased by the fund could decline if the financial condition of the companies in which the fund invests decline or if overall market and economic conditions deteriorate.

     - GROWTH STOCK RISK. Because growth securities typically do not make dividend payments to shareholders, investment returns are based on capital appreciation, making returns more dependent on market increases and decreases. Growth stocks may therefore be more volatile than non-growth stocks.

     - FOREIGN SECURITIES RISK. Foreign securities involve special risks, including potentially unfavorable currency exchange rates, limited government regulation (including less stringent investor protection and disclosure standards) and exposure to possible economic, political and social instability.

     - DERIVATIVES RISK. The fund's use of certain derivative instruments (such as options, futures and swaps) could produce disproportionate gains or losses. Derivatives are generally considered more risky than direct investments and, in a down market, could become harder to value or sell at a fair price.

[GRAPHIC]

YOUR EXPENSES

Operating expenses are paid from the fund's assets, and therefore are paid by shareholders indirectly.

ANNUAL OPERATING EXPENSES               CLASS NAV
-------------------------               ---------
Management fee                            0.90%
Distribution and service (12b-1) fees       --
Other expenses (a)                        0.13%
Total fund operating expenses             1.03%

----------
(a)  Based on estimated amounts for the current fiscal year.

The hypothetical example below shows what your expenses would be if you invested $10,000 over the time periods indicated, assuming you reinvested all distributions and that the average annual return was 5%. The example is for comparison only, and does not represent the fund's actual expenses and returns, either past or future.

EXPENSE EXAMPLES   YEAR 1   YEAR 3
----------------   ------   ------
Class NAV           $105     $329

PORTFOLIO MANAGER

GMO's International Quantitative Investment Division manages the fund. The senior member of the Division with responsibilities for the fund and the year he joined the fund team are:

Dr. Thomas Hancock (October 2005)

See page __ for subadviser information and management biographies.

FUND CODES

CLASS NAV   Ticker
            CUSIP
            Newspaper
            SEC number
            JH II fund number

INTERNATIONAL OPPORTUNITIES FUND

SUBADVISER: Marsico Capital Management, LLC ("Marsico")

[GRAPHIC]

GOAL AND STRATEGY

The fund seeks long-term growth of capital. To pursue this goal, the fund invests, under normal market conditions, at least 65% of its assets in common stocks of foreign companies that are selected for their long-term growth potential. The fund may invest in companies of any size throughout the world. The portfolio normally invests in issuers from at least three different countries not including the U.S. The fund may invest in common stocks of companies operating in emerging markets.

The fund uses an approach that combines "top-down" macroeconomic analysis with "bottom-up" stock selection. The "top-down" approach takes into consideration such macroeconomic factors as interest rates, inflation, the regulatory environment and the global competitive landscape. In addition, the subadviser may examine such factors as the most attractive global investment opportunities, industry consolidation and the sustainability of economic trends. As a result of the "top-down" analysis, the subadviser identifies sectors, industries and companies that it believes may benefit from the overall trends that the subadviser has observed.

The subadviser then looks for individual companies with earnings growth potential that may not be recognized by the market at large. In determining whether a particular company is suitable for investment, the subadviser may focus on any of a number of different attributes including the company's specific market expertise or dominances, its franchise durability and pricing power, solid fundamentals (e.g., a strong balance sheet, improving returns on equity, the ability to generate free cash flow, use of conservative accounting standards and transparent financial disclosure), strong and ethical management, apparent commitment to shareholder interests, and reasonable valuations in the context of projected growth rates. This is called "bottom-up" stock selection.

As part of this fundamental, "bottom-up" research, the subadviser may visit with various levels of a company's management as well as with its customers, suppliers and competitors. The subadviser may also prepare detailed earnings and cash flow models of some companies. These models enable the subadviser to attempt to project earnings growth and other important characteristics under different scenarios. Each model is customized to follow a particular company and is intended to seek to replicate and describe a company's past, present and projected future performance. The models generally include quantitative information and detailed narratives that reflect updated interpretations of corporate data.

The subadviser may reduce a position in or sell a security when it believes there is a deterioration in the company's financial situation, the security is overvalued, when there is a negative development in the company's competitive, regulatory or economic environment, when the subadviser finds other, more attractive opportunities, or for other reasons.

Primarily for hedging purposes, the fund may use options (including options on securities and securities indices), futures, and foreign currency forward contracts.

Under normal market conditions, the fund may invest up to 10% of its total assets in all types of fixed income securities and up to an additional 5% of its total assets in high-yield bonds and mortgage and asset-backed securities. The fund may also invest in the securities of other investment companies to a limited extent, and would intend to do so primarily for cash management purposes.

The fund is authorized to use all of the various investment strategies (including options, futures, currency and other derivatives transactions) referred to under "Hedging and Other Strategic Transactions" in the Statement of Additional Information.

In abnormal market conditions, the fund may temporarily invest extensively in cash and cash equivalents for defensive purposes. In taking these measures, the fund might not achieve its investment goal.

[GRAPHIC]

PAST PERFORMANCE

For periods prior to October __, 2005, the date on which the fund commenced operations, historical performance of the fund's shares is based on the performance of the shares of the fund's predecessor John Hancock Trust ("JHT") portfolio. Performance information is not provided for the fund since its predecessor JHT portfolio commenced operations in May 2005 and has not yet completed a full calendar year of operations. Generally, performance may be expected to vary from year to year. Past performance, when presented, does not indicate future results.

[GRAPHIC]

MAIN RISKS

     - EQUITY SECURITIES RISK. Stock markets are volatile, and the price of equity securities such as common and preferred stocks (and their equivalents) will fluctuate. The value of equity securities purchased by the fund could decline if the financial condition of the companies in which the fund invests decline or if overall market and economic conditions deteriorate.

     - FOREIGN SECURITIES RISK. Foreign securities involve special risks, including potentially unfavorable currency exchange rates, limited government regulation (including less stringent investor protection and disclosure standards) and exposure to possible economic, political and social instability. To the extent the fund invests in emerging market countries, it's foreign securities risk will be higher.

     - DERIVATIVES RISK. The fund's use of certain derivative instruments (such as options, futures and swaps) could produce disproportionate gains or losses. Derivatives are generally considered more risky than direct investments and, in a down market, could become harder to value or sell at a fair price.

     - FIXED-INCOME SECURITIES RISK. Fixed-income securities or bonds are subject to credit risk and interest rate risk. The credit rating of bonds in the fund's portfolio could be downgraded or the issuer of a bond could default on its obligations. In general, lower-rated fixed-income securities involve more credit risk. When interest rates rise, bond prices generally fall.

     - PREPAYMENT RISK. The fund's share price or yield could be hurt if interest rate movements cause the fund's mortgage related securities to be paid off substantially earlier than expected.

[GRAPHIC]

YOUR EXPENSES

Operating expenses are paid from the fund's assets, and therefore are paid by shareholders indirectly.

ANNUAL OPERATING EXPENSES               CLASS NAV
-------------------------               ---------
Management fee                            0.97%
Distribution and service (12b-1) fees       --
Other expenses (a)                        0.14%
Total fund operating expenses             1.11%

----------
(a)  Based on estimated amounts for the current fiscal year.

The hypothetical example below shows what your expenses would be if you invested $10,000 over the time periods indicated, assuming you reinvested all distributions and that the average annual return was 5%. The example is for comparison only, and does not represent the fund's actual expenses and returns, either past or future.

EXPENSE EXAMPLES   YEAR 1   YEAR 3   YEAR 5   YEAR 10
----------------   ------   ------   ------   -------
Class NAV           $113     $354     $613     $1,355

PORTFOLIO MANAGER

Marsico's portfolio manager for the fund and its predecessor and the year he joined the fund team are:

James G. Gendelman (May 2005)

See page __ for subadviser information and management biographies.

FUND CODES

CLASS NAV   Ticker              JHIOX
            CUSIP               47803X610
            Newspaper
            SEC number
            JH II fund number

INTERNATIONAL SMALL CAP FUND

SUBADVISER: Templeton Investment Counsel, LLC ("Templeton")

[GRAPHIC]

GOAL AND STRATEGY

The fund seeks long-term capital appreciation. To pursue this goal, the fund invests primarily in the common stocks of smaller companies outside the U.S. Under normal market conditions, the fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in securities issued by foreign companies which have total stock market capitalizations or annual revenues of $4 billion or less ("small company securities").

The fund may invest in small company securities in emerging markets. In some emerging markets, the fund may invest in companies that qualify as smaller companies but that still are among the largest in the market. The fund may also invest a portion of its assets in the equity securities of larger foreign companies.

An equity security, or stock, represents a proportionate share of the ownership of a company; its value is based on the success of the company's business, any income paid to stockholders, the value of its assets, and general market conditions. Common stocks, preferred stocks and convertible securities are examples of equity securities. Convertible securities have characteristics of both debt securities (which is generally the form in which they are first issued) and equity securities (which are what they can be converted into).

The fund may invest more than 25% of its assets in the securities of companies located in any one country. At least 65% of the fund's total assets will normally be invested in foreign securities representing a minimum of three countries other than the U.S.

When choosing equity investments for the fund, Templeton applies a "bottom up", value-oriented, long-term approach, focusing on the market price of a company's securities relative to Templeton's evaluation of the company's long-term earnings, asset value and cash flow potential. The subadviser also considers a company's price/earnings ratio, profits margins and liquidation value.

The fund is authorized to use all of the various investment strategies (including options, futures, currency and other derivatives transactions) referred to under "Hedging and Other Strategic Transactions" in the Statement of Additional Information.

In abnormal market conditions, the fund may temporarily invest extensively in cash and cash equivalents for defensive purposes. In taking these measures, the fund might not achieve its investment goal.

[GRAPHIC]

PAST PERFORMANCE

The graph shows how the fund's total return has varied from year to year, while the table shows performance of Class NAV 3 shares over time (along with a broad-based market index for reference). This information may help provide an indication of the fund's risks. For periods prior to October __, 2005, the date on which the fund commenced operations, historical performance of the fund's shares is based on the performance of the shares of the fund's predecessor John Hancock Trust ("JHT") portfolio as indicated in the note to the table. All figures assume dividend reinvestment. Past performance does not indicate future results.

CLASS NAV, TOTAL RETURNS

Best Quarter: Q4 '99, 58.65%
Worst Quarter: Q3 '01, -22.36%

INDEXES (reflect no fees or taxes)

CITIGROUP GLOBAL EX U.S. < $2 BILLION INDEX, an unmanaged index that measures the performance of stocks issued by companies in developed markets with market capitalizations of under $2 billion, excluding companies based in the United States.

CLASS NAV CALENDAR YEAR TOTAL RETURNS

[BAR CHART]

1997   1998   1999    2000    2001    2002   2003   2004
----   ----   ----   -----   -----   -----   ----   ----
0.8%   11.9%  84.9%  -29.2%  -31.1%  -16.7%  54.7%  21.2%

The year-to-date return as of September 30, 2005 is ____%.

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12-31-04 (A)

                                              1 YEAR   5 YEARS   SINCE INCEPTION
                                              ------   -------   ---------------
Class NAV                                     21.23%    -5.28%        6.45%
Citigroup Global ex U.S. < $2 Billion Index   29.99%     8.65%        6.74%

----------
(a) For periods prior to October __, 2005, performance is based on the performance of the fund's predecessor JHT portfolio which commenced operations on March 4, 1996. The performance of Class NAV shares is based on the performance of NAV shares of the predecessor portfolio. The NAV shares of the predecessor portfolio commenced operations on April 29, 2005, and their performance for periods prior to that date includes the performance of the portfolio's Series I shares. The NAV shares had (and the Class NAV shares have) lower expenses than the Series I shares. Performance would be higher if adjusted for these lower expenses.

[GRAPHIC]

MAIN RISKS

     - EQUITY SECURITIES RISK. Stock markets are volatile, and the price of equity securities such as common and preferred stocks (and their equivalents) will fluctuate. The value of equity securities purchased by the fund could decline if the financial condition of the companies in which the fund invests decline or if overall market and economic conditions deteriorate.

     - FOREIGN SECURITIES RISK. Foreign securities involve special risks, including potentially unfavorable currency exchange rates, limited government regulation (including less stringent investor protection and disclosure standards) and exposure to possible economic, political and social instability. To the extent the fund invest in emerging markets, its foreign securities risk will be higher.

     - SMALL CAP STOCK RISK. The fund's investments in smaller companies may be subject to more erratic price movements than investments in larger, more established companies. Small cap companies may be developing or marketing new products or services for which markets are not yet and may never become established. While small, unseasoned companies may offer greater opportunities for capital growth than larger, more established companies, they also involve greater risks and should be considered speculative.

     - VALUE STOCK RISK. The fund's investments in value stocks carry the risk that the market will not recognize a security's intrinsic value for a long time or that a stock believed to be undervalued may actually be appropriately priced.

     - DERIVATIVES RISK. The fund's use of certain derivative instruments (such as options, futures and swaps) could produce disproportionate gains or losses. Derivatives are generally considered more risky than direct investments and, in a down market, could become harder to value or sell at a fair price.

[GRAPHIC]

YOUR EXPENSES

Operating expenses are paid from the fund's assets, and therefore are paid by shareholders indirectly.

ANNUAL OPERATING EXPENSES               CLASS NAV
-------------------------               ---------
Management fee                            0.92%
Distribution and service (12b-1) fees       --
Other expenses (a)                        0.16%
Total fund operating expenses             1.08%

----------
(a)  Based on estimated amounts for the current fiscal year.

The hypothetical example below shows what your expenses would be if you invested $10,000 over the time periods indicated, assuming you reinvested all distributions and that the average annual return was 5%. The example is for comparison only, and does not represent the fund's actual expenses and returns, either past or future.

EXPENSE EXAMPLES   YEAR 1   YEAR 3   YEAR 5   YEAR 10
----------------   ------   ------   ------   -------
Class NAV           $110     $344     $597     $1,320

PORTFOLIO MANAGERS

The Templeton portfolio managers for the fund and its predecessor and the year each joined the fund team are:

Tucker Scott, CFA (2003)
Cindy Sweeting, CFA (2003)
Simon Rudolph (2004)

See page __ for subadviser information and management biographies.

FUND CODES

CLASS NAV   Ticker              JHISX
            CUSIP               47803V697
            Newspaper
            SEC number
            JH II fund number

INTERNATIONAL STOCK FUND

SUBADVISER: Grantham, Mayo, Van Otterloo & Co. LLC ("GMO")

[GRAPHIC]

GOAL AND STRATEGY

The fund seeks to achieve high total return by outperforming its benchmark. To pursue this goal, the fund typically invests in a diversified portfolio of equity investments from developed markets other than the U.S. Under normal circumstances, the fund invests at least 80% of its assets in equity investments.

The subadviser uses proprietary research and quantitative models to evaluate and select individual stocks, countries, and currencies based on several factors, including:

     Stocks -- valuation, firm quality, and improving fundamentals;

     Countries -- stock market valuation, positive GDP trends, positive market sentiment, and industrial competitiveness; and

     Currencies -- export and producer price parity, balance of payments, and interest rate differentials.

The factors considered by the subadviser and the models used may change over time. In using these models to construct the fund's portfolio, the subadviser expects that stock selection will reflect a slight bias for value stocks over growth stocks. The subadviser seeks to manage the fund's exposure to market capitalization categories (e.g., small cap, mid cap, and large cap) relative to the fund's benchmark.

The fund intends to be fully invested and generally will not take temporary defensive positions through investment in cash and high quality money market instruments. In pursuing its investment strategy, the fund may invest in derivatives (investments whose value is based on securities, indexes or currencies) and may manage risk by implementing shifts in investment exposure. The fund will not use derivative instruments to expose on a net basis more than 100% of its net assets to equity securities or markets, or to hold net aggregate foreign currency exposure in excess of the fund's net assets. However, the fund's foreign currency exposure may differ significantly from the currency exposure represented by its equity investments. The fund also may take active overweighted and underweighted positions in particular currencies relative to its benchmark.

The fund is authorized to use all of the various investment strategies (including options, futures, currency and other derivatives transactions) referred to under "Hedging and Other Strategic Transactions" in the Statement of Additional Information.

In abnormal market conditions, the fund may temporarily invest extensively in cash and cash equivalents for defensive purposes. In taking these measures, the fund might not achieve its investment goal.

Benchmark. The fund's benchmark is the is the MSCI EAFE (Europe, Australasia and Far East) Index ("MSCI EAFE Index"), a large capitalization international stock index that is independently maintained and published by Morgan Stanley Capital International.

[GRAPHIC]

PAST PERFORMANCE

The graph shows how the fund's total return has varied from year to year, while the table shows performance of Class NAV shares over time (along with a broad-based market index for reference). This information may help provide an indication of the fund's risks. For periods prior to October __, 2005, the date on which the fund commenced operations, historical performance of the fund's shares is based on the performance of the shares of the fund's predecessor John Hancock Trust ("JHT") portfolio, the International Stock Trust, as indicated in the note to the table. All figures assume dividend reinvestment. Past performance does not indicate future results.

CLASS NAV, TOTAL RETURNS

Best Quarter: Q4 '99, 23.58%
Worst Quarter: Q3 '02, -22.22%

INDEX (reflects no fees or taxes)

MSCI EAFE INDEX, an unmanaged broad based index that measures the performance of stocks issued by companies from 21 countries in Europe, Australasia and the Far East.

CLASS NAV CALENDAR YEAR TOTAL RETURNS

[BAR CHART]

1997   1998   1999    2000    2001    2002   2003   2004
----   ----   ----   -----   -----   -----   ----   ----
1.4%   14.9%  29.7%  -16.6%  -21.5%  -21.7%  30.3%  15.6%

The year-to-date return as of September 30, 2005 is ____%.

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12-31-04 (A)

                  1 YEAR   5 YEARS   SINCE INCEPTION
                  ------   -------   ---------------
Class NAV         15.59%    -5.04%        1.95%
MSCI EAFE Index   20.70%    -0.80%        5.21%

----------
(a) For periods prior to October __, 2005, performance is based on the performance of the fund's predecessor JHT portfolio which commenced operations on January 1, 1997. The performance of Class NAV shares is based on the performance of NAV shares of the predecessor portfolio. The NAV shares of the predecessor portfolio commenced operations on April 29, 2005, and their performance for periods prior to that date includes the performance of the portfolio's Series I shares. The NAV shares had (and the Class NAV shares have) lower expenses than the Series I shares. Performance would be higher if adjusted for these lower expenses. Effective November 25, 2002 and then August 1, 2005, the predecessor JHT portfolio changed its subadviser. Performance reflects results prior to these changes.

[GRAPHIC]

MAIN RISKS

     - EQUITY SECURITIES RISK. Stock markets are volatile, and the price of equity securities such as common and preferred stocks (and their equivalents) will fluctuate. The value of equity securities purchased by the fund could decline if the financial condition of the companies in which the fund invests decline or if overall market and economic conditions deteriorate.

     - FOREIGN SECURITIES RISK. Foreign securities involve special risks, including potentially unfavorable currency exchange rates, limited government regulation (including less stringent investor protection and disclosure standards) and exposure to possible economic, political and social instability. To the extent the fund invests in emerging market countries, it's foreign securities risk will be higher.

     - VALUE STOCK RISK. The fund's investments in value stocks carry the risk that the market will not recognize a security's intrinsic value for a long time or that a stock believed to be undervalued may actually be appropriately priced.

     - DERIVATIVES RISK. The fund's use of certain derivative instruments (such as options, futures and swaps) could produce disproportionate gains or losses. Derivatives are generally considered more risky than direct investments and, in a down market, could become harder to value or sell at a fair price.

[GRAPHIC]

YOUR EXPENSES

Operating expenses are paid from the fund's assets, and therefore are paid by shareholders indirectly.

ANNUAL OPERATING EXPENSES               CLASS NAV
-------------------------               ---------
Management fee                            0.89%
Distribution and service (12b-1) fees       --
Other expenses (a)                        0.13%
Total fund operating expenses             1.02%

----------
(a)  Based on estimated amounts for the current fiscal year.

The hypothetical example below shows what your expenses would be if you invested $10,000 over the time periods indicated, assuming you reinvested all distributions and that the average annual return was 5%. The example is for comparison only, and does not represent the fund's actual expenses and returns, either past or future.

EXPENSE EXAMPLES   YEAR 1   YEAR 3   YEAR 5   YEAR 10
----------------   ------   ------   ------   -------
Class NAV           $104     $325     $564     $1,249

PORTFOLIO MANAGER

GMO's International Quantitative Investment Division manages the fund. The senior member of the Division with responsibilities for the fund and the year he joined the fund team are:

Dr. Thomas Hancock (October 2005)

See page __ for subadviser information.

FUND CODES

CLASS NAV   Ticker              JHILX
            CUSIP               47803V671
            Newspaper
            SEC number
            JH II fund number

INTERNATIONAL VALUE FUND

SUBADVISER: Templeton Investment Counsel, LLC ("Templeton")

[GRAPHIC]

GOAL AND STRATEGY

The fund seeks long-term growth of capital. To pursue this goal, the fund invests, under normal market conditions, primarily in equity securities of companies located outside the U.S., including in emerging markets.

Equity securities generally entitle the holder to participate in a company's general operating results. These include common stocks and preferred stocks. The fund also invests in American, European and Global Depositary Receipts, which are certificates typically issued by a bank or trust company that give their holders the right to receive securities issued by a foreign or domestic company. Depending upon current market conditions, the fund generally invests up to 25% of its total assets in debt securities of companies and governments located anywhere in the world. Debt securities represent an obligation of the issuer to repay a loan of money to it, and generally provide for the payment of interest. Debt securities include bonds, notes and debentures.

Templeton's investment philosophy is "bottom-up," value-oriented, and long-term. In choosing equity investments, Templeton will focus on the market price of a company's securities relative to its evaluation of the company's long-term earnings, asset value and cash flow potential. A company's historical value measure, including price/earnings ratio, profit margins and liquidation value, will also be considered.

The fund does not currently intend to use any of the investment strategies referred to under "Hedging and Other Strategic Transactions" in the Statement of Additional Information.

In abnormal market conditions, the fund may temporarily invest extensively in cash and cash equivalents for defensive purposes. In taking these measures, the fund might not achieve its investment goal.

[GRAPHIC]

PAST PERFORMANCE

The graph shows how the fund's total return has varied from year to year, while the table shows performance of Class NAV shares over time (along with a broad-based market index for reference). This information may help provide an indication of the fund's risks. For periods prior to October __, 2005, the date on which the fund commenced operations, historical performance of the fund's shares is based on the performance of the shares of the fund's predecessor John Hancock Trust ("JHT") portfolio, the International Value Trust, as indicated in the note to the table. All figures assume dividend reinvestment. Past performance does not indicate future results.

CLASS NAV, TOTAL RETURNS

Best Quarter: Q2 '03, 24.18%
Worst Quarter: Q3 '02, -23.56%

INDEX (reflects no fees or taxes)

MSCI EAFE INDEX -- an unmanaged broad based index that measures the performance of stocks issued by companies from 21 countries in Europe, Australasia and the Far East.

CLASS NAV CALENDAR YEAR TOTAL RETURNS

[BAR CHART]

2000    2001    2002   2003   2004
----   -----   -----   ----   ----
-6.5%  -10.0%  -17.8%  44.9%  21.5%

The year-to-date return as of September 30, 2005 is ____%.

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12-31-04 (A)

                  1 YEAR   5 YEARS   SINCE INCEPTION
                  ------   -------   ---------------
Class NAV         21.54%     4.03%        4.23%
MSCI EAFE Index   20.70%    -0.80%        2.62%

----------
(a) For periods prior to October __, 2005, performance is based on the performance of the fund's predecessor JHT portfolio which commenced operations on May 1, 1999. The performance of Class NAV shares is based on the performance of NAV shares of the predecessor portfolio. The NAV shares of the predecessor portfolio commenced operations on April 29, 2005, and their performance for periods prior to that date includes the performance of the portfolio's Series I shares. The NAV shares had (and the Class NAV shares have) lower expenses than the Series I shares. Performance would be higher if adjusted for these lower expenses.

[GRAPHIC]

MAIN RISKS

     - EQUITY SECURITIES RISK. Stock markets are volatile, and the price of equity securities such as common and preferred stocks (and their equivalents) will fluctuate. The value of equity securities purchased by the fund could decline if the financial condition of the companies in which the fund invests decline or if overall market and economic conditions deteriorate.

     - FOREIGN SECURITIES RISK. Foreign securities involve special risks, including potentially unfavorable currency exchange rates, limited government regulation (including less stringent investor protection and disclosure standards) and exposure to possible economic, political and social instability. To the extent the fund invests in emerging market countries, its foreign securities risk will be higher.

     - FIXED-INCOME SECURITIES RISK. Fixed-income securities or bonds are subject to credit risk and interest rate risk. The credit rating of bonds in the fund's portfolio could be downgraded or the issuer of a bond could default on its obligations. In general, lower-rated fixed-income securities involve more credit risk. When interest rates rise, bond prices generally fall.

     - DERIVATIVES RISK. The fund's use of certain derivative instruments (such as options, futures and swaps) could produce disproportionate gains or losses. Derivatives are generally considered more risky than direct investments and, in a down market, could become harder to value or sell at a fair price.

     - VALUE STOCK RISK. The fund's investments in value stocks carry the risk that the market will not recognize a security's intrinsic value for a long time or that a stock believed to be undervalued may actually be appropriately priced.

[GRAPHIC]

YOUR EXPENSES

Operating expenses are paid from the fund's assets, and therefore are paid by shareholders indirectly.

ANNUAL OPERATING EXPENSES               CLASS NAV
-------------------------               ---------
Management fee                          0.82% (b)
Distribution and service (12b-1) fees     --
Other expenses (a)                      0.11%
Total fund operating expenses           0.93% (b)

----------
(a)  Based on estimated amounts for the current fiscal year.

(b) The Adviser has voluntarily agreed to waive its advisory fees so that the amount retained by the Adviser after payment of subadvisory fees for the fund does not exceed 0.45% of the fund's average net assets. If such reimbursement were reflected in the table, "Management fee" and Total fund operating expenses" would be, respectively, 0.80% and 0.91%. This voluntary expense reimbursement may be terminated any time.

The hypothetical example below shows what your expenses would be if you invested $10,000 over the time periods indicated, assuming you reinvested all distributions and that the average annual return was 5%. The example is for comparison only, and does not represent the fund's actual expenses and returns, either past or future.

EXPENSE EXAMPLES   YEAR 1   YEAR 3   YEAR 5   YEAR 10
----------------   ------   ------   ------   -------
Class NAV            $95     $297     $516     $1,146

PORTFOLIO MANAGERS

The Templeton portfolio managers for the fund and its predecessor and the year each joined the fund team are:

Tucker Scott, CFA (team leader) (1999)
Cindy L. Sweeting, CFA (2003)
Antonio T. Docal, CFA (2003)

See page __ for subadviser information and management biographies.

FUND CODES

CLASS NAV   Ticker              JHVIX
            CUSIP               47803V655
            Newspaper
            SEC number
            JH II fund number

PACIFIC RIM FUND

SUBADVISER: MFC Global Investment Management (U.S.A.) Limited ("MFC Global (U.S.A.)")

[GRAPHIC]

GOAL AND STRATEGY

The fund seeks to achieve long-term growth of capital. To pursue this goal, the fund invests primarily in common stocks and equity-related securities of companies in countries located in the Pacific Rim region. Current income from dividends and interest will not be an important consideration in the selection of portfolio securities.

Under normal market conditions, the fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in common stocks and equity-related securities of established, larger-capitalization non-U.S. companies located in the Pacific Rim region that have attractive long-term prospects for growth of capital. Equity-related securities in which the fund may invest include: (i) preferred stocks, (ii) warrants and (iii) securities convertible into or exchangeable for common stocks. The fund may also invest up to 20% of its assets in countries outside the Pacific Rim region. The countries of the Pacific Rim region are: Australia, China, India, Indonesia, Hong Kong, Japan, Malaysia, New Zealand, Pakistan, Philippines, Singapore, South Korea, Taiwan and Thailand.

MFC Global (U.S.A.)'s decision to invest in a particular country or particular region will be based upon its evaluation of political, economic and market trends in the country or region and throughout the world. MFC Global (U.S.A.) will shift investments among countries and the world's capital markets in accordance with its ongoing analyses of trends and developments affecting such markets and securities.

To meet redemption requests or pending investment of its assets or during unusual market conditions, the fund may invest all or a portion of its assets in non-convertible, fixed income securities and cash and cash equivalents. These investments may be denominated in either U.S. or non-U.S. dollars. These securities may include debt of corporations, foreign governments and supranational organizations. To the extent the fund is in a defensive position, the ability to achieve its investment objective will be limited.

The fund may also purchase and sell the following equity-related financial instruments:

     -    exchange-listed call and put options on equity indices,

     -    over-the-counter ("OTC") and exchange-listed equity index futures,

     - OTC and exchange-listed call and put options on currencies in the portfolio, and

     -    OTC foreign currency futures contracts on currencies in the portfolio.

A call option gives the holder the right to buy shares of the underlying security at a fixed price before a specified date in the future. A put option gives the holder the right to sell a specified number of shares of the underlying security at a particular price within a specified time period. See "Hedging and Other Strategic Transactions" in the Statement of Additional Information for further information on these investment strategies.

[GRAPHIC]

PAST PERFORMANCE

The graph shows how the fund's total return has varied from year to year, while the table shows performance of Class NAV shares over time (along with a broad-based market index for reference). This information may help provide an indication of the fund's risks. For periods prior to October __, 2005, the date on which the fund commenced operations, historical performance of the fund's shares is based on the performance of the shares of the fund's predecessor John Hancock Trust ("JHT") portfolio, the Pacific Rim Trust, as indicated in the note to the table. All figures assume dividend reinvestment. Past performance does not indicate future results.

CLASS NAV, TOTAL RETURNS

Best Quarter: Q4 '98, 24.41%
Worst Quarter: Q4 '97, -26.12%

INDEX (reflects no fees or taxes)

MSCI AC PACIFIC INDEX - a free float-adjusted n unmanaged market capitalization index that measures equity market performance in the Pacific Region.

CLASS NAV CALENDAR YEAR TOTAL RETURNS

[BAR CHART]

1995   1996    1997   1998   1999    2000    2001    2002   2003   2004
----   ----   -----   ----   ----   -----   -----   -----   ----   ----
11.3%  9.8%   -34.1%  -4.6%  62.9%  -24.4%  -18.6%  -12.5%  40.4%  17.2%

The year-to-date return as of September 30, 2005 is ____%.

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12-31-04 (A)

                        1 YEAR   5 YEARS   10 YEARS
                        ------   -------   --------
Class NAV               17.19%    -2.39%     1.04%
MSCI AC Pacific Index   18.57%    -2.94%    -0.44%

----------
(a) For periods prior to October __, 2005, performance is based on the performance of the fund's predecessor JHT portfolio which commenced operations on October 4, 1994. The performance of Class NAV shares is based on the performance of NAV shares of the predecessor portfolio. The NAV shares of the predecessor portfolio commenced operations on April 29, 2005, and their performance for periods prior to that date includes the performance of the portfolio's Series I shares. The NAV shares had (and the Class NAV shares have) lower expenses than the Series I shares. Performance would be higher if adjusted for these lower expenses.

[GRAPHIC]

MAIN RISKS

     - EQUITY SECURITIES RISK. Stock markets are volatile, and the price of equity securities such as common and preferred stocks (and their equivalents) will fluctuate. The value of equity securities purchased by the fund could decline if the financial condition of the companies in which the fund invests decline or if overall market and economic conditions deteriorate.

     - FOREIGN SECURITIES RISK. Foreign securities involve special risks, including potentially unfavorable currency exchange rates, limited government regulation (including less stringent investor protection and disclosure standards) and exposure to possible economic, political and social instability. To the extent the fund invests in emerging market countries, it's foreign securities risk will be higher.

     - DERIVATIVES RISK. The fund's use of certain derivative instruments (such as options, futures and swaps) could produce disproportionate gains or losses. Derivatives are generally considered more risky than direct investments and, in a down market, could become harder to value or sell at a fair price.

[GRAPHIC]

YOUR EXPENSES

Operating expenses are paid from the fund's assets, and therefore are paid by shareholders indirectly.

ANNUAL OPERATING EXPENSES               CLASS NAV
-------------------------               ---------
Management fee                            0.80%
Distribution and service (12b-1) fees       --
Other expenses (a)                        0.33%
Total fund operating expenses             1.13%

----------
(a)  Based on estimated amounts for the current fiscal year.

The hypothetical example below shows what your expenses would be if you invested $10,000 over the time periods indicated, assuming you reinvested all distributions and that the average annual return was 5%. The example is for comparison only, and does not represent the fund's actual expenses and returns, either past or future.

EXPENSE EXAMPLES   YEAR 1   YEAR 3   YEAR 5   YEAR 10
----------------   ------   ------   ------   -------
Class NAV           $116     $360     $624     $1,379

PORTFOLIO MANAGER

The MFC Global (U.S.A.) portfolio managers for the fund and its predecessor and the year each joined the fund team are:

Seton Lor (2000)
Pauline Dan (May 2005)

See page __ for subadviser information and management biographies.

FUND CODES

CLASS NAV   Ticker
            CUSIP
            Newspaper
            SEC number
            JH II fund number

                               FIXED-INCOME FUNDS

ACTIVE BOND FUND

SUBADVISERS: Declaration Management and Research LLC ("Declaration")
             John Hancock Advisers, LLC ("John Hancock Advisers")

[GRAPHIC]

GOAL AND STRATEGY

The fund seeks income and capital appreciation. To pursue this goal, the fund, an intermediate term bond fund, normally invests at least 80% of its assets in a diversified mix of debt securities and instruments including, but not limited to: U.S. Treasury and agency securities; asset-backed securities and mortgage-backed securities, including mortgage pass-through securities, commercial mortgage-backed securities and collateralized mortgage offerings; corporate bonds, both U.S. and foreign; and foreign government and agency securities.

The fund employs a multi-manager approach with two subadvisers, each of which employs its own investment approach and independently manages its portion of the fund's portfolio. The fund will be rebalanced quarterly so that each subadviser manages the following portion of the portfolio: 65% Declaration; and 35% John Hancock Advisers. These percentages are approximate. Since the fund is only rebalanced quarterly, the actual portion of the portfolio managed by each subdaviser will vary during the quarter. This allocation methodology may change in the future.

Declaration: In managing its portion of the portfolio, Declaration uses a combination of proprietary research and quantitative tools and seeks to identify bonds and bond sectors that are attractively priced based on market fundamentals and technical factors. The subadviser opportunistically emphasizes bonds with yields in excess of U.S. Treasury securities. This portion of the portfolio normally has no more than 10% of its assets in high yield bonds, invests in foreign securities only if U.S. dollar denominated and has an average credit rating of "A" or "AA." Except as otherwise stated below, this portion of the portfolio normally has 10% or less (usually lower) of its assets in cash and cash equivalents.

John Hancock Advisers: In managing its portion of the portfolio, John Hancock Advisers uses proprietary research to identify specific bond sectors, industries and bonds that are attractively priced. The subadviser tries to anticipate shifts in the business cycle, using economic and industry analysis to determine which sectors and industries might benefit over the next 12 months. This portion of the portfolio normally has no more than 25% of its assets in high yield bonds and may invest in both U.S. dollar denominated and non-U.S. dollar denominated foreign securities. This portion of the portfolio normally has an average credit rating of "A" or "AA." Except as otherwise stated below, this portion of the portfolio normally has 10% or less (usually lower) of its assets in cash and cash equivalents.

The fund is authorized to use all of the various investment strategies (including options, futures, currency and other derivatives transactions) referred to under "Hedging and Other Strategic Transactions" in the Statement of Additional Information.

The fund's turnover rate will generally exceed 100%.

In abnormal market conditions, the fund may temporarily invest extensively in cash and cash equivalents for defensive purposes. In taking these measures, the fund might not achieve its investment goal.

[GRAPHIC]

PAST PERFORMANCE

The graph shows how the fund's total return has varied from year to year, while the table shows performance of Class NAV shares over time (along with a broad-based market index for reference). This information may help provide an indication of the fund's risks. For periods prior to October __, 2005, the date on which the fund commenced operations, historical performance of the fund's shares is based on the performance of the shares of the fund's predecessor John Hancock Trust ("JHT") portfolio, the Active Bond Trust, as indicated in the note to the table. All figures assume dividend reinvestment. Past performance does not indicate future results.

CLASS NAV, TOTAL RETURNS

Best Quarter: Q2 '89, 7.14%
Worst Quarter: Q3 '87, -2.55%

INDEX (reflects no fees or taxes)

LEHMAN BROTHERS AGGREGATE BOND INDEX --an unmanaged index comprised of the Lehman Brothers Government/Corporate Bond Index, the Lehman Brothers Mortgage-Backed Securities Index and the Lehman Brothers Asset-Backed Securities Index that measures the performance of investment grade securities having a maturity of at least one year and which have more than $100 million of securities outstanding.

CLASS NAV CALENDAR YEAR TOTAL RETURNS

[BAR CHART]

1998   1999   2000   2001   2002   2003   2004
----   ----   ----   ----   ----   ----   ----
8.2%   -0.9%  10.5%  7.5%   7.3%   6.5%   4.8%

The year-to-date return as of September 30, 2005 is ____%.

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12-31-04 (A)

                                       1 YEAR   5 YEARS   10 YEARS
                                       ------   -------   --------
Class NAV                               4.75%    7.27%      7.63%
Lehman Brothers Aggregate Bond Index    4.34%    7.71%      7.72%

----------
(a) For periods prior to October __, 2005, performance is based on the performance of the fund's predecessor JHT portfolio which commenced operations on April 29, 2005 when it succeeded to the operations and assumed the historical performance of the sole class of shares (the "VST Shares") of a John Hancock Variable Series Trust I portfolio which had commenced operations on March 29, 1986. The performance of Class NAV shares is based on the performance of NAV shares of the JHT predecessor portfolio. The NAV shares of the JHT predecessor portfolio had (and the Class NAV shares have) lower expenses than the VST Shares. Performance would be higher if adjusted for these lower expenses.

[GRAPHIC]

MAIN RISKS

     - INTEREST RATE RISK. Fixed-income securities are affected by changes in interest rates. When interest rates decline, the market value of fixed-income securities generally will increase. Conversely, when interest rates rise, the market value of fixed-income securities will generally decrease. The longer the remaining maturity of instruments held by the fund, the more sensitive the fund is to interest rate risk.

     - CREDIT RISK. Fixed-income securities or bonds are subject to the risk that the issuer will not repay all or part of the principal borrowed and will not make all interest payments. Lower quality and longer maturity bonds will be subject to greater credit risk and price fluctuations than higher quality and shorter maturity bonds. Bonds held by the fund may be affected by unfavorable political, economic, or government developments that could affect the repayment of principal or the payment of interest

     - HIGH YIELD SECURITIES RISK. Fixed-income securities that are not investment grade are commonly referred to as high yield securities or "junk bonds." These securities offer a potentially higher yield than other, higher rated securities, but they carry a greater degree of risk and are considered speculative by the major credit rating agencies.

     - FOREIGN SECURITIES RISK. Foreign securities involve special risks, including potentially unfavorable currency exchange rates, limited government regulation (including less stringent investor protection and disclosure standards) and exposure to possible economic, political and social instability.

     - ACTIVE PORTFOLIO TRADING RISK. The fund may actively trade portfolio securities, which could increase transaction costs (thus lowering performance) and increase your taxable distributions.

     - PREPAYMENT/CALL RISK. The fund's share price or yield could be hurt if interest rate movements cause its mortgage related or other asset-backed securities to be paid off substantially earlier than expected.

     - DERIVATIVES RISK. The fund's use of certain derivative instruments (such as options, futures and swaps) could produce disproportionate gains or losses. Derivatives are generally considered more risky than direct investments and, in a down market, could become harder to value or sell at a fair price.

[GRAPHIC]

YOUR EXPENSES

Operating expenses are paid from the fund's assets, and therefore are paid by shareholders indirectly.

ANNUAL OPERATING EXPENSES               CLASS NAV
-------------------------               ---------
Management fee                            0.60%
Distribution and service (12b-1) fees       --
Other expenses (a)                        0.07%
Total fund operating expenses             0.67%

----------
(a)  Based on estimated amounts for the current fiscal year.

The hypothetical example below shows what your expenses would be if you invested $10,000 over the time periods indicated, assuming you reinvested all distributions and that the average annual return was 5%. The example is for comparison only, and does not represent the fund's actual expenses and returns, either past or future.

EXPENSE EXAMPLES   YEAR 1   YEAR 3   YEAR 5   YEAR 10
----------------   ------   ------   ------   -------
Class NAV            $68     $214     $373      $835

PORTFOLIO MANAGERS

The Declaration portfolio managers for the fund and its predecessor and the year each joined the fund team are:

James E. Shallcross (2005)
Peter Farley (2005)

The John Hancock Advisers portfolio managers for the fund and its predecessor and the year each joined the fund team are:

Howard C. Greene, CFA (2005)
Benjamin A. Matthews (2005)
Barry C. Evans, CFA (2005)

See page __ for subadviser information and management biographies.

FUND CODES

CLASS NAV   Ticker              JHADX
            CUSIP               47803V101
            Newspaper
            SEC number
            JH II fund number

CORE BOND FUND

SUBADVISER: Wells Fargo Fund Management ("Wells Fargo")

[GRAPHIC]

GOAL AND STRATEGY

The fund seeks total return consisting of income and capital appreciation. To pursue this goal, the fund invests, under normal market conditions, in a broad range of investment-grade debt securities, including: U.S. Government obligations, corporate bonds, mortgage- and other asset-backed securities and money market instruments. The subadviser invests in debt securities that the subadviser believes offer attractive yields and are undervalued relative to issues of similar credit quality and interest rate sensitivity. From time to time, the fund may also invest in unrated bonds that the subadviser believes are comparable to investment-grade debt securities. Under normal circumstances, the subadviser expects to maintain an overall effective duration range between 4 and 5 1/2 years.

Wells Fargo normally invests:

-    at least 80% of the fund's assets in bonds;

-    at least 80% of the total assets in investment-grade debt securities;

- up to 25% of the total assets in asset-backed securities, other than mortgage-backed securities;

- up to 20% of total assets in dollar-denominated obligations of foreign issuers; and

-    up to 10% of the total assets in stripped mortgage-backed securities.

As part of a mortgage-backed securities investment strategy, the fund may enter into dollar rolls. The fund may also enter into reverse repurchase agreements to enhance return.

In abnormal market conditions, the fund may temporarily invest extensively in cash and cash equivalents for defensive purposes. In taking these measures, the fund might not achieve its investment goal.

The fund's investment process may, at times, result in a higher than average portfolio turnover ratio.

The fund is authorized to use all of the various investment strategies (including options, futures, currency and other derivatives transactions) referred to under "Hedging and Other Strategic Transactions" in the Statement of Additional Information.

[GRAPHIC]

PAST PERFORMANCE

For periods prior to October __, 2005, the date on which the fund commenced operations, historical performance of the fund's shares is based on the performance of the shares of the fund's predecessor John Hancock Trust ("JHT") portfolio, the Core Bond Trust. Performance information is not provided for the fund since its predecessor JHT portfolio commenced operations in May 2005 and has not yet completed a full calendar year of operations. Generally, performance may be expected to vary from year to year. Past performance, when presented, does not indicate future results.

[GRAPHIC]

MAIN RISKS

     - INTEREST RATE RISK. Fixed-income securities are affected by changes in interest rates. When interest rates decline, the market value of fixed-income securities generally will increase. Conversely, when interest rates rise, the market value of fixed-income securities will generally decrease. The longer the remaining maturity of instruments held by the fund, the more sensitive the fund is to interest rate risk.

     - CREDIT RISK. Fixed-income securities or bonds are subject to the risk that the issuer will not repay all or part of the principal borrowed and will not make all interest payments. Lower quality and longer maturity bonds will be subject to greater credit risk and price fluctuations than higher quality and shorter maturity bonds. Bonds held by the fund may be affected by unfavorable political, economic, or government developments that could affect the repayment of principal or the payment of interest

     - PREPAYMENT/CALL RISK. The fund's share price or yield could be hurt if interest rate movements cause the fund's mortgage-related securities or stripped mortgage-backed securities to be paid off substantially earlier than expected.

     - PORTFOLIO DURATION RISK. Duration is a measure of the expected life of a fixed-income security that is used to determine the sensitivity of a security's price to changes in interest rates. A fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration.

     - DERIVATIVES RISK. The fund's use of certain derivative instruments (such as options, futures and swaps) could produce disproportionate gains or losses. Derivatives are generally considered more risky than direct investments and, in a down market, could become harder to value or sell at a fair price.

[GRAPHIC]

YOUR EXPENSES

Operating expenses are paid from the fund's assets, and therefore are paid by shareholders indirectly.

ANNUAL OPERATING EXPENSES               CLASS NAV
-------------------------               ---------
Management fee                            0.67%
Distribution and service (12b-1) fees       --
Other expenses (a)                        0.08%
Total fund operating expenses             0.75%

----------
(a)  Based on estimated amounts for the current fiscal year.

The hypothetical example below shows what your expenses would be if you invested $10,000 over the time periods indicated, assuming you reinvested all distributions and that the average annual return was 5%. The example is for comparison only, and does not represent the fund's actual expenses and returns, either past or future.

EXPENSE EXAMPLES   YEAR 1   YEAR 3   YEAR 5   YEAR 10
----------------   ------   ------   ------   -------
Class NAV            $76     $239     $415      $926

PORTFOLIO MANAGERS

The Wells Fargo portfolio managers for the fund and its predecessor and the year each joined the fund team are:

William Stevens (2005)
Marie Chandoha (2005)

See page __ for subadviser information and management biographies.

FUND CODES

CLASS NAV   Ticker              JHCDX
            CUSIP               47803X636
            Newspaper
            SEC number
            JH II fund number

GLOBAL BOND FUND

SUBADVISER: Pacific Investment Management Company LLC ("PIMCO")

[GRAPHIC]

GOAL AND STRATEGY

The fund seeks to realize maximum total return, consistent with preservation of capital and prudent investment management. To pursue this goal, the fund invests, under normal market conditions, at least 80% of its net assets (plus any borrowings for investment purposes) in fixed-income securities. These include fixed-income securities denominated in major foreign currencies and in U.S. dollars. The fund may also invest in baskets of foreign currencies (such as the euro) and the U.S. dollar.

These securities may be represented by futures contracts (including related options) with respect to such securities, and options on such securities, when PIMCO deems it appropriate to do so. Depending on PIMCO's current opinion as to the proper allocation of assets among domestic and foreign issuers, investments in the securities of issuers located outside the U.S. will normally vary between 25% and 75% of the portfolio's assets. The fund may invest up to 10% of its assets in fixed income securities that are rated below investment grade but rated "B" or higher by Moody's or Standard & Poor's (or, if unrated, determined by PIMCO to be of comparable quality). The average portfolio duration of the fund will normally vary within a three to seven year time frame. (Duration is a measure of the expected life of a fixed income security on a present value basis.)

In selecting securities for the fund, PIMCO utilizes economic forecasting, interest rate anticipation, credit and call risk analysis, foreign currency exchange rate forecasting, and other security selection techniques. The proportion of the fund's assets committed to investment in securities with particular characteristics (such as maturity, type and coupon rate) will vary based on PIMCO's outlook for the U.S. and foreign economies, the financial markets, and other factors.

The types of fixed income securities in which the fund may invest include the following securities which, unless otherwise noted, may be issued by domestic or foreign issuers and may be denominated in U.S. dollars or foreign currencies:

- securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities;

- corporate debt securities, including convertible securities and corporate commercial paper;

-    mortgage-backed and other asset-backed securities;

-    inflation-indexed bonds issued by both governments and corporations;

-    structured notes, including hybrid or "indexed" securities,

-    event-linked bonds;

-    loan participations;

-    delayed funding loan and revolving credit facilities;

-    bank certificates of deposit, fixed time deposits and bankers' acceptances;

- debt securities issued by states or local governments and their agencies, authorities and other instrumentalities;

-    repurchase agreements and reverse repurchase agreements;

- obligations of foreign governments or their subdivisions, agencies and instrumentalities; and

-    obligations of international agencies or supranational entities.

Fixed-income securities may have fixed, variable, or floating rates of interest, including rates of interest that vary inversely at a multiple of a designated or floating rate, or that vary according to change in relative values of currencies.

The fund may:

- purchase and sell options on domestic and foreign securities, securities indexes and currencies,

-    purchase and sell futures and options on futures,

-    purchase and sell currency or securities on a forward basis,

- enter into interest rate, index, equity, credit default swaps and currency rate swap agreements.

The fund may use the above-mentioned strategies to obtain market exposure to the securities in which the portfolio primarily invests and to hedge currency risk. See "Hedging and Other Strategic Transactions" for further information on these investment strategies..

In abnormal market conditions, the fund may temporarily invest extensively in cash and cash equivalents for defensive purposes. In taking these measures, the fund might not achieve its investment goal.

[GRAPHIC]

PAST PERFORMANCE

The graph shows how the fund's total return has varied from year to year, while the table shows performance of Class NAV shares over time (along with a broad-based market index for reference). This information may help provide an indication of the fund's risks. For periods prior to October __, 2005, the date on which the fund commenced operations, historical performance of the fund's shares is based on the performance of the shares of the fund's predecessor John Hancock Trust ("JHT") portfolio, the Global Bond Trust, as indicated in the note to the table. All figures assume dividend reinvestment. Past performance does not indicate future results.

CLASS NAV, TOTAL RETURNS

Best Quarter: Q2 '02, 10.64%
Worst Quarter: Q1 '99, -4.81%

INDEX (reflects no fees or taxes)

JP MORGAN GLOBAL (UNHEDGED) BOND INDEX - a broad measure of bond performance in developed countries, including the U.S.

CLASS NAV CALENDAR YEAR TOTAL RETURNS

[BAR CHART]

1995   1996   1997   1998   1999   2000   2001   2002   2003   2004
----   ----   ----   ----   ----   ----   ----   ----   ----   ----
23.2%   13%    3%    7.6%   -6.7%  1.7%   0.5%   20.1%  15.4%  10.4%

The year-to-date return as of September 30, 2005 is ____%.

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12-31-04 (A)

                                         1 YEAR   5 YEARS   10 YEARS
                                         ------   -------   --------
Class NAV                                10.38%    9.36%      8.45%
JP Morgan Global (Unhedged) Bond Index   10.11%    8.85%      7.77%

----------
(a) For periods prior to October __, 2005, performance is based on the performance of the fund's predecessor JHT portfolio which commenced operations on March 18, 1988. The performance of Class NAV shares is based on the performance of NAV shares of the predecessor portfolio. The NAV shares of the predecessor portfolio commenced operations on April 29, 2005, and their performance for periods prior to that date includes the performance of the portfolio's Series I shares. The NAV shares had (and the Class NAV shares have) lower expenses than the Series I shares. Performance would be higher if adjusted for these lower expenses. Effective May 1, 1999, the predecessor portfolio changed its subadviser and investment objective; performance reflects results prior to these changes.

[GRAPHIC]

MAIN RISKS

     - INTEREST RATE RISK. Fixed-income securities are affected by changes in interest rates. When interest rates decline, the market value of fixed-income securities generally will increase. Conversely, when interest rates rise, the market value of fixed-income securities will generally decrease. The longer the remaining maturity of instruments held by the fund, the more sensitive the fund is to interest rate risk.

     - CREDIT RISK. Fixed-income securities or bonds are subject to the risk that the issuer will not repay all or part of the principal borrowed and will not make all interest payments. Lower quality and longer maturity bonds will be subject to greater credit risk and price fluctuations than higher quality and shorter maturity bonds. Bonds held by the fund may be affected by unfavorable political, economic, or government developments that could affect the repayment of principal or the payment of interest

     - FOREIGN SECURITIES RISK. Foreign securities involve special risks, including potentially unfavorable currency exchange rates, limited government regulation (including less stringent investor protection and disclosure standards) and exposure to possible economic, political and social instability.

     - NON-DIVERSIFICATION RISK. The fund is non-diversified and may invest a high percentage of its assets in the securities of a small number of companies. This may result in more volatile performance relative to more diversified funds. The less diversified a fund's holdings are, the more a specific stock's poor performance is likely to affect its performance.

     - DERIVATIVES RISK. The fund's use of certain derivative instruments (such as options, futures and swaps) could produce disproportionate gains or losses. Derivatives are generally considered more risky than direct investments and, in a down market, could become harder to value or sell at a fair price.

[GRAPHIC]

YOUR EXPENSES

Operating expenses are paid from the fund's assets, and therefore are paid by shareholders indirectly.

ANNUAL OPERATING EXPENSES               CLASS NAV
-------------------------               ---------
Management fee                            0.70%
Distribution and service (12b-1) fees       --
Other expenses (a)                        0.09%
Total fund operating expenses             0.79%

----------
(a)  Based on estimated amounts for the current fiscal year.

The hypothetical example below shows what your expenses would be if you invested $10,000 over the time periods indicated, assuming you reinvested all distributions and that the average annual return was 5%. The example is for comparison only, and does not represent the fund's actual expenses and returns, either past or future.

EXPENSE EXAMPLES   YEAR 1   YEAR 3   YEAR 5   YEAR 10
----------------   ------   ------   ------   -------
Class NAV            $81     $253     $440      $980

PORTFOLIO MANAGER

The PIMCO portfolio manager for the fund and its predecessor and the year he joined the fund team are:

Sudi Mariappa (2000)

See page __ for subadviser information and management biographies.

FUND CODES

CLASS NAV   Ticker              JHGDX
            CUSIP               47803V754
            Newspaper
            SEC number
            JH II fund number

HIGH YIELD FUND

SUBADVISER: Salomon Brothers Asset Management Inc. ("SaBAM")

[GRAPHIC]

GOAL AND STRATEGY

The fund seeks to realize an above-average total return over a market cycle of three to five years, consistent with reasonable risk. To pursue this goal, the fund invests, under normal market conditions, at least 80% of it's net assets (plus any borrowings for investment purposes) in high yield securities, including corporate bonds, preferred stocks, U.S. Government securities, mortgage-backed securities, loan assignments or participations and convertible securities which have the following ratings (or, if unrated, are considered by SaBAM to be of equivalent quality): "Ba" through "C" by Moody's and "BB" through "D" by Standard & Poor's.

Securities rated less than "Baa" by Moody's or "BBB" by Standard & Poor's are classified as non-investment grade securities and are commonly referred to as "junk bonds." The fund may also invest in investment grade securities.

The fund may invest in foreign bonds and other fixed-income securities denominated in foreign currencies, when, in the opinion of SaBAM, the combination of current yield and currency value offers attractive expected returns. Foreign securities in which the fund may invest include emerging market securities. SaBAM may utilize futures, swaps and other derivatives in managing the portfolio.

The fund may also invest in fixed- and floating-rate loans, which generally will be loan participations and assignments of such loans.

The fund is authorized to use all of the various investment strategies (including options, futures, currency and other derivatives transactions) referred to under "Hedging and Other Strategic Transactions" in the Statement of Additional Information.

In abnormal market conditions, the fund may temporarily invest extensively in cash and cash equivalents for defensive purposes. In taking these measures, the fund might not achieve its investment goal.

[GRAPHIC]

PAST PERFORMANCE

The graph shows how the fund's total return has varied from year to year, while the table shows performance of Class NAV shares over time (along with a broad-based market index for reference). This information may help provide an indication of the fund's risks. For periods prior to October __, 2005, the date on which the fund commenced operations, historical performance of the fund's shares is based on the performance of the shares of the fund's predecessor John Hancock Trust ("JHT") portfolio, the High Yield Trust, as indicated in the note to the table. All figures assume dividend reinvestment. Past performance does not indicate future results.

CLASS NAV, TOTAL RETURNS

Best Quarter: Q2 '03, 7.94%
Worst Quarter: Q3 '98, -6.52%

INDEX (reflects no fees or taxes)

CITIGROUP HIGH YIELD INDEX -- an unmanaged index that measures the performance of selected high-yield fixed-income securities (sometimes referred to as "junk bonds").

CLASS NAV CALENDAR YEAR TOTAL RETURNS

[BAR CHART]

1997   1998   1999   2000   2001   2002   2003   2004
----   ----   ----   ----   ----   ----   ----   ----
12.7%  2.8%   8.0%   -9.0%  -5.5%  -6.7%  24.2%  11.1%

The year-to-date return as of September 30, 2005 is ____%.

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12-31-04(A)

                             1 YEAR   5 YEARS   SINCE INCEPTION
                             ------   -------   ---------------
Class NAV                    11.06%    2.06%         4.16%
Citigroup High Yield Index   10.79%    7.22%         6.79%

----------
(a) For periods prior to October __, 2005, performance is based on the performance of the fund's predecessor JHT portfolio which commenced operations on January 1, 1997. The performance of Class NAV shares is based on the performance of NAV shares of the predecessor portfolio. The NAV shares of the predecessor portfolio commenced operations on April 29, 2005, and their performance for periods prior to that date includes the performance of the portfolio's Series I shares. The NAV shares had (and the Class NAV shares have) lower expenses than the Series I shares. Performance would be higher if adjusted for these lower expenses.

[GRAPHIC]

MAIN RISKS

     - INTEREST RATE RISK. Fixed-income securities are affected by changes in interest rates. When interest rates decline, the market value of fixed-income securities generally will increase. Conversely, when interest rates rise, the market value of fixed-income securities will generally decrease. The longer the remaining maturity of instruments held by the fund, the more sensitive the fund is to interest rate risk.

     - CREDIT RISK. Fixed-income securities or bonds are subject to the risk that the issuer will not repay all or part of the principal borrowed and will not make all interest payments. Lower quality and longer maturity bonds will be subject to greater credit risk and price fluctuations than higher quality and shorter maturity bonds. Bonds held by the fund may be affected by unfavorable political, economic, or government developments that could affect the repayment of principal or the payment of interest

     - FOREIGN SECURITIES RISK. Foreign securities involve special risks, including potentially unfavorable currency exchange rates, limited government regulation (including less stringent investor protection and disclosure standards) and exposure to possible economic, political and social instability. To the extent the fund invests in emerging market countries, it's foreign securities risk will be higher.

     - PREPAYMENT/CALL RISK. The fund's share price or yield could be hurt if interest rate movements cause the fund's mortgage related securities to be paid off substantially earlier than expected.

     - HIGH YIELD SECURITIES RISK. Fixed-income securities that are not investment grade are commonly referred to as high yield securities or "junk bonds." These securities offer a potentially higher yield than other, higher rated securities, but they carry a greater degree of risk and are considered speculative by the major credit rating agencies.

     - DERIVATIVES RISK. The fund's use of certain derivative instruments (such as options, futures and swaps) could produce disproportionate gains or losses. Derivatives are generally considered more risky than direct investments and, in a down market, could become harder to value or sell at a fair price.

[GRAPHIC]

YOUR EXPENSES

Operating expenses are paid from the fund's assets, and therefore are paid by shareholders indirectly.

ANNUAL OPERATING EXPENSES               CLASS NAV
-------------------------               ---------
Management fee                            0.66%
Distribution and service (12b-1) fees       --
Other expenses (a)                        0.06%
Total fund operating expenses             0.72%

----------
(a)  Based on estimated amounts for the current fiscal year.

The hypothetical example below shows what your expenses would be if you invested $10,000 over the time periods indicated, assuming you reinvested all distributions and that the average annual return was 5%. The example is for comparison only, and does not represent the fund's actual expenses and returns, either past or future.

EXPENSE EXAMPLES   YEAR 1   YEAR 3   YEAR 5   YEAR 10
----------------   ------   ------   ------   -------
Class NAV            $73     $229     $398      $889

PORTFOLIO MANAGERS

The members of SaBAM's Fixed Income Team for the fund and its predecessor and the year each joined the fund team are:

Peter Wilby, CFA (____)
Beth Semmel, CFA (____)
Thomas Flanagan, CFA (____)
James Craige, CFA (____)
John Madden (____)

See page __ for subadviser information and management biographies.

FUND CODES

CLASS NAV   Ticker              JHHDX
            CUSIP               47803V739
            Newspaper
            SEC number
            JH II fund number

INVESTMENT QUALITY BOND FUND

SUBADVISER: Wellington Management Company, LLP ("Wellington Management")

[GRAPHIC]

GOAL AND STRATEGY

The fund seeks to provide a high level of current income consistent with the maintenance of principle and liquidity. To pursue this goal, the fund invests, under normal market conditions, at least 80% of its net assets (plus any borrowings for investment purposes) in investment grade bonds. The fund will tend to focus on corporate bonds and U.S. government bonds with intermediate to longer term maturities.

Wellington Management's investment decisions derive from a three-pronged analysis, including:

-    sector analysis,

-    credit research, and

-    call protection.

Sector analysis focuses on the differences in yields among security types, issuers, and industry sectors. Credit research focuses on both quantitative and qualitative criteria established by Wellington Management, such as call protection (payment guarantees), an issuer's industry, operating and financial profiles, business strategy, management quality, and projected financial and business conditions. Individual purchase and sale decisions are made on the basis of relative value and the contribution of a security to the desired characteristics of the overall portfolio. Factors considered include:

-    relative valuation of available alternatives,

-    impact on portfolio yield, quality and liquidity, and

-    impact on portfolio maturity and sector weights.

Wellington Management attempts to maintain a high, steady and possibly growing income stream.

At least 80% of the fund's assets are invested in bonds and debentures, including:

- marketable investment grade debt securities of U.S. and foreign issuers (payable in U.S. dollars) rated at the time of purchase "Baa" or higher by Moody's or "BBB" or higher by Standard & Poor's (or, if unrated, of comparable quality as determined by Wellington Management), including privately placed debt securities, asset-backed securities and commercial mortgage-backed securities;

- securities issued or guaranteed as to principal or interest by the U.S. Government or its agencies or instrumentalities, including mortgage-backed securities; and

- cash and cash equivalent securities which are authorized for purchase by the Money Market Trust.

- up to 20% of the portfolio's assets in non-U.S. dollar fixed income securities including up to 5% emerging market fixed income securities.

The balance (no more than 20%) of the fund's assets may be invested in below investment grade bonds and other securities including privately placed debt securities and commercial mortgage-backed securities:

- U.S. and foreign debt securities rated "Ba" or lower by Moody's or "BB" or lower by Standard & Poor's (and unrated securities of comparable quality as determined by Wellington Management),

-    preferred stocks,

-    convertible securities (including those issued in the Euromarket),

-    securities carrying warrants to purchase equity securities, and

- non-U.S. dollar fixed income securities subject to the 20% limit set forth above.

In pursuing its investment objective, the fund may invest up to 20% of its assets in U.S. and foreign high yield (high risk) corporate and government debt securities (commonly known as "junk bonds"). These instruments are rated "Ba" or below by Moody's or "BB" or below by Standard & Poor's (or, if unrated, are deemed of comparable quality as determined by Wellington Management). No minimum rating standard is required for a purchase of high yield securities by the fund. While the fund may only invest up to 20% of its assets in securities rated in these rating categories at the time of investment, it is not required to dispose of bonds that may be downgraded after purchase, even though such downgrade may cause the fund to exceed this 20% maximum.

The fund is authorized to use all of the various investment strategies (including options, futures, currency and other derivatives transactions) referred to under "Hedging and Other Strategic Transactions" in the Statement of Additional Information.

In abnormal market conditions, the fund may temporarily invest extensively in cash and cash equivalents for defensive purposes. In taking these measures, the fund might not achieve its investment goal.

[GRAPHIC]

PAST PERFORMANCE

The graph shows how the fund's total return has varied from year to year, while the table shows performance of Class NAV shares over time (along with a broad-based market index for reference). This information may help provide an indication of the fund's risks. For periods prior to October __, 2005, the date on which the fund commenced operations, historical performance of the fund's shares is based on the performance of the shares of the fund's predecessor John Hancock Trust ("JHT") portfolio, the Investment Quality Bond Trust, as indicated in the note to the table. All figures assume dividend reinvestment. Past performance does not indicate future results.

CLASS NAV, TOTAL RETURNS

Best Quarter: Q3 '91, 6.57%
Worst Quarter: Q1 '90, -6.06%

INDEX (reflects no fees or taxes)

LEHMAN BROTHERS AGGREGATE BOND INDEX -- an unmanaged index comprised of the Lehman Brothers Government/Corporate Bond Index, the Lehman Brothers Mortgage-Backed Securities Index and the Lehman Brothers Asset-Backed Securities Index that measures the performance of investment grade securities having a maturity of at least one year and which have more than $100 million of securities outstanding. COMBINED INDEX -- comprised of 50% of the return of the Lehman Brothers Government Bond Index and 50% of the return of the Lehman Brothers Credit Bond Index.

CLASS NAV CALENDAR YEAR TOTAL RETURNS

[BAR CHART]

1995   1996   1997   1998   1999   2000   2001   2002   2003   2004
----   ----   ----   ----   ----   ----   ----   ----   ----   ----
19.5%  2.6%   9.8%   8.7%   -1.8%  9.4%   7.3%   9.9%   7.3%   4.8%

The year-to-date return as of September 30, 2005 is ____%.

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12-31-04 (A)

                                       1 YEAR   5 YEARS   10 YEARS
                                       ------   -------   --------
Class NAV                               4.81%    7.74%      7.63%
Lehman Brothers Aggregate Bond Index    4.34%    7.71%      7.72%
Combined Index                          4.36%    8.06%      7.94%

----------
(a) For periods prior to October __, 2005, performance is based on the performance of the fund's predecessor JHT portfolio which commenced operations on June 18, 1985. The performance of Class NAV shares is based on the performance of NAV shares of the predecessor portfolio. The NAV shares of the predecessor portfolio commenced operations on April 29, 2005, and their performance for periods prior to that date includes the performance of the portfolio's Series I shares. The NAV shares had (and the Class NAV shares have) lower expenses than the Series I shares. Performance would be higher if adjusted for these lower expenses.

[GRAPHIC]

MAIN RISKS

     - CREDIT RISK. Fixed-income securities or bonds are subject to the risk that the issuer will not repay all or part of the principal borrowed and will not make all interest payments. Lower quality and longer maturity bonds will be subject to greater credit risk and price fluctuations than higher quality and shorter maturity bonds. Bonds held by the fund may be affected by unfavorable political, economic, or government developments that could affect the repayment of principal or the payment of interest

     - INTEREST RATE RISK. Fixed-income securities are affected by changes in interest rates. When interest rates decline, the market value of fixed-income securities generally will increase. Conversely, when interest rates rise, the market value of fixed-income securities will generally decrease. The longer the remaining maturity of instruments held by the fund, the more sensitive the fund is to interest rate risk.

     - FOREIGN SECURITIES RISK. Foreign securities involve special risks, including potentially unfavorable currency exchange rates, limited government regulation (including less stringent investor protection and disclosure standards) and exposure to possible economic, political and social instability. To the extent the fund invests in emerging market countries, it's foreign securities risk will be higher.

     - DERIVATIVES RISK. The fund's use of certain derivative instruments (such as options, futures and swaps) could produce disproportionate gains or losses. Derivatives are generally considered more risky than direct investments and, in a down market, could become harder to value or sell at a fair price.

     - HIGH YIELD SECURITIES RISK. Fixed-income securities that are not investment grade are commonly referred to as high yield securities or "junk bonds." These securities offer a potentially higher yield than other, higher rated securities, but they carry a greater degree of risk and are considered speculative by the major credit rating agencies.

[GRAPHIC]

YOUR EXPENSES

Operating expenses are paid from the fund's assets, and therefore are paid by shareholders indirectly.

ANNUAL OPERATING EXPENSES               CLASS NAV
-------------------------               ---------
Management fee                            0.60%
Distribution and service (12b-1) fees       --
Other expenses (a)                        0.09%
Total fund operating expenses             0.69%

----------
(a)  Based on estimated amounts for the current fiscal year.

The hypothetical example below shows what your expenses would be if you invested $10,000 over the time periods indicated, assuming you reinvested all distributions and that the average annual return was 5%. The example is for comparison only, and does not represent the fund's actual expenses and returns, either past or future.

EXPENSE EXAMPLES   YEAR 1   YEAR 3   YEAR 5   YEAR 10
----------------   ------   ------   ------   -------
Class NAV            $70     $221     $384      $859

PORTFOLIO MANAGERS

The Wellington Management portfolio managers for the fund and its predecessor and the year each joined the fund team are:

Thomas L. Pappas, CFA (1994)

Richard T. Crawford, CFA (1997)

See page __ for subadviser information and management biographies.

FUND CODES

CLASS NAV   Ticker              JHQBX
            CUSIP               47803V630
            Newspaper
            SEC number
            JH II fund number

MONEY MARKET FUND

SUBADVISER: MFC Global Investment Management (U.S.A.) Limited ("MFC Global (U.S.A.)")

[GRAPHIC]

GOAL AND STRATEGY

The fund seeks to obtain maximum current income consistent with preservation of principal and liquidity. To pursue this goal, the fund invests in high quality, U.S. dollar denominated money market instruments.

MFC Global (U.S.A.) may invest the fund's assets in high quality, U.S. dollar denominated money market instruments of the following types:

     - Obligations issued or guaranteed as to principal and interest by the U.S. Government, or any agency or authority controlled or supervised by and acting as an instrumentality of the U.S. Government pursuant to authority granted by Congress ("U.S. Government Securities"), or obligations of foreign governments including those issued or guaranteed as to principal or interest by the Government of Canada, the government of any province of Canada, or any Canadian or provincial Crown agency (any foreign obligation acquired by the fund must be payable in U.S. dollars);

     - Certificates of deposit, bank notes, time deposits, Eurodollars, Yankee obligations and bankers' acceptances of U.S. banks, foreign branches of U.S. banks and U.S. savings and loan associations which at the date of investment have capital, surplus and undivided profits as of the date of their most recent published financial statements in excess of $100,000,000 (or less than $100,000,000 if the principal amount of such back obligations is insured by the Federal Deposit Insurance Corporation of the Saving Association Insurance Fund);

     - Commercial paper which at the date of investment is rated (or guaranteed by a company whose commercial paper is rated) within the two highest credit rating categories by any NRSRO (such as "P-1" or "P-2" by Moody's or "A-1" or "A-2" by Standard & Poor's) or, if not rated, is issued by a company which the subadviser, acting pursuant to guidelines established by the Fund's Board of Trustees, has determined to be of minimal credit risk and comparable quality;

     - Corporate obligations maturing in 397 days or less which at the date of investment are rated within the two highest rating categories by any NRSRO (such as "Aa" or higher by Standard & Poor's);

     -    Short-term obligations issued by state and local governmental issuers;

     - Securities that have been structured to be eligible money market instruments such as participation interests in special purpose trusts that meet the quality and maturity requirements in whole or in part due to features for credit enhancement or for shortening effective maturity; and

     - Repurchase agreements with respect to any of the foregoing obligations.

Commercial paper may include variable amount master demand notes, which are obligations that permit investment of fluctuating amounts at varying rates of interest. Such notes are direct lending arrangements between the fund and the note issuer. MFC Global (U.S.A.) monitors the creditworthiness of the note issuer and its earning power and cash flow. MFC Global (U.S.A.) will also consider situations in which all holders of such notes would redeem at the same time. Variable amount master demand notes are redeemable on demand.

All of the fund's investments will mature in 397 days or less and the portfolio maintains a dollar-weighted average portfolio maturity of 90 days or less. By limiting the maturity of its investments, the fund seeks to lessen the changes in the value of its assets caused by fluctuations in short-term interest rates. In addition, the fund invests only in securities which the Fund's Board of Trustees determines to present minimal credit risks and which at the time of purchase are "eligible securities" as defined by Rule 2a-7 under the Investment Company Act of 1940, as amended (the "1940 Act"). The fund also intends to maintain, to the extent practicable, a constant per share net asset value of $10.00. There is no assurance that the fund will be able to do so.

The fund may invest up to 20% of its assets in any of the U.S. dollar denominated foreign securities described above. The fund is not authorized to enter into mortgage dollar rolls or warrants.

The fund is not authorized to use any of the various investment strategies referred to under "Hedging and Other Strategic Transactions" in the Statement of Additional Information.

[GRAPHIC]

PAST PERFORMANCE

The graph shows how the fund's total return has varied from year to year, while the table shows performance of Class NAV shares over time (along with a broad-based market index for reference). This information may help provide an indication of the fund's risks. For periods prior to October __, 2005, the date on which the fund commenced operations, historical performance of the fund's shares is based on the performance of the shares of the fund's predecessor John Hancock Trust ("JHT") portfolio, the Money Market Trust, as indicated in the note to the table. All figures assume dividend reinvestment. Past performance does not indicate future results.

CLASS NAV, TOTAL RETURNS

Best Quarter: Q2 '89, 2.19%
Worst Quarter: Q1 '04, 0.11%

INDEX (reflects no fees or taxes)

CITIGROUP U.S. 90 DAY T-BILL, - an unmanaged index that measures the rate of return for 90-day U.S. Treasury bills.

CLASS NAV CALENDAR YEAR TOTAL RETURNS

[BAR CHART]

1995   1996   1997   1998   1999   2000   2001   2002   2003   2004
----   ----   ----   ----   ----   ----   ----   ----   ----   ----
5.6%   5.1%   5.2%   5.0%   4.6%   5.9%   3.6%   1.2%   0.6%   0.9%

The year-to-date return as of September 30, 2005 is ____%.

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12-31-04(A)

                                     1 YEAR   5 YEARS   10 YEARS
                                     ------   -------   --------
Class NAV                             0.90%    2.39%      3.74%
Citigroup U.S. 90 Day T-Bill Index    1.24%    2.80%      4.00%

----------
(a) For periods prior to October __, 2005, performance is based on the performance of the fund's predecessor JHT portfolio which commenced operations on June 18, 1985. The performance of Class NAV shares is based on the performance of NAV shares of the predecessor portfolio. The NAV shares of the predecessor portfolio commenced operations on April 29, 2005, and their performance for periods prior to that date includes the performance of the portfolio's Series I shares. The NAV shares had (and the Class NAV shares have) lower expenses than the Series I shares. Performance would be higher if adjusted for these lower expenses.

[GRAPHIC]

MAIN RISKS

     - MONEY MARKET RISK. The fund is not insured or guaranteed by the Federal Deposit Insurance Company or any other government agency. Although the fund seeks to preserve the value of the shareholder's investment at $10.00 per share, it is possible to lose money by investing in the fund. For example, the fund could lose money if a portfolio security is downgraded and must be sold at less than its the cost.

     - FOREIGN SECURITIES RISK. Foreign securities involve special risks, including potentially unfavorable currency exchange rates, limited government regulation (including less stringent investor protection and disclosure standards) and exposure to possible economic, political and social instability.

[GRAPHIC]

YOUR EXPENSES

Operating expenses are paid from the fund's assets, and therefore are paid by shareholders indirectly.

ANNUAL OPERATING EXPENSES               CLASS NAV
-------------------------               ---------
Management fee                            0.48%
Distribution and service (12b-1) fees       --
Other expenses (a)                        0.04%
Total fund operating expenses             0.52%

----------
(a)  Based on estimated amounts for the current fiscal year.

The hypothetical example below shows what your expenses would be if you invested $10,000 over the time periods indicated, assuming you reinvested all distributions and that the average annual return was 5%. The example is for comparison only, and does not represent the fund's actual expenses and returns, either past or future.

EXPENSE EXAMPLES   YEAR 1   YEAR 3   YEAR 5   YEAR 10
----------------   ------   ------   ------   -------
Class NAV            $53     $167     $291      $653

FUND CODES

CLASS NAV   Ticker
            CUSIP
            Newspaper
            SEC number
            JH II fund number

REAL RETURN BOND FUND

SUBADVISER: Pacific Investment Management Company LLC ("PIMCO")

[GRAPHIC]

GOAL AND STRATEGY

The fund seeks maximum real return, consistent with preservation of real capital and prudent investment management. To pursue this goal, the fund invests, under normal circumstances, at least 80% of its net assets (plus borrowings for investment purposes) in inflation-indexed bonds of varying maturities issued by the U.S. and non-U.S. governments, their agencies or instrumentalities, and corporations.

Inflation-indexed bonds are fixed-income securities that are structured to provide protection against inflation. The value of the bond's principal or the interest income paid on the bond is adjusted to track changes in an official inflation measure. The U.S. Treasury uses the Consumer Price Index for Urban Consumers as the inflation measure. Inflation-indexed bonds issued by a foreign government are generally adjusted to reflect a comparable inflation index, calculated by that government. "Real return" equals total return less the estimated cost of inflation, which is typically measured by the change in an official inflation measure.

The average portfolio duration of the fund normally varies within two years (plus or minus) of the duration of the Lehman Global Real: U.S. TIPS Index.

The fund invests primarily in investment grade securities, but may invest up to 10% of its total assets in high yield securities (commonly known as "junk bonds") rated "B" or higher by Moody's or Standard & Poor's, or, if unrated, determined by PIMCO to be of comparable quality.

The fund may also invest up to 20% of its total assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar denominated securities of foreign issuers. The fund will normally hedge at least 75% of its exposure to foreign currency to reduce the risk of loss due to fluctuations in currency exchange rates.

The fund may also lend its portfolio securities to brokers, dealers, and other financial institutions to earn income and may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls).

The fund is non-diversified, which means that it may concentrate its assets in a smaller number of issuers than a diversified fund.

The fund is authorized to use all of the various investment strategies (including options, futures, currency and other derivatives transactions) referred to under "Hedging and Other Strategic Transactions" in the Statement of Additional Information.

In abnormal market conditions, the fund may temporarily invest extensively in cash and cash equivalents for defensive purposes. In taking these measures, the fund might not achieve its investment goal.

[GRAPHIC]

PAST PERFORMANCE

The graph shows how the fund's total return has varied from year to year, while the table shows performance of Class NAV shares over time (along with a broad-based market index for reference). This information may help provide an indication of the fund's risks. For periods prior to October 31, 2005, the date on which the fund commenced operations, historical performance of the fund's shares is based on the performance of the shares of the fund's predecessor John Hancock Trust ("JHT") portfolio, the Real Return Bond Trust, as indicated in the note to the table. All figures assume dividend reinvestment. Past performance does not indicate future results.

CLASS NAV, TOTAL RETURNS

Best Quarter: Q1 '04, 5.80%
Worst Quarter: Q2 '04, -3.02%

INDEX (reflects no fees or taxes)

LEHMAN BROTHERS GLOBAL REAL U.S. TIPS INDEX, - an unmanaged market index that measures the performance of U.S. Treasury Linked index securities.

CLASS NAV CALENDAR YEAR TOTAL RETURNS

[BAR CHART]

2004
9.1%

The year-to-date return as of September 30, 2005 is ____%.

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12-31-04(A)

                                              1 YEAR   SINCE INCEPTION
                                              ------   ---------------
Class NAV                                      9.06%        8.45%
Lehman Brothers Global Real U.S. TIPS Index    8.46%        8.53%

----------
(a) For periods prior to October __, 2005, performance is based on the performance of the fund's predecessor JHT portfolio which commenced operations on May 5, 2003. The performance of Class NAV shares is based on the performance of NAV shares of the predecessor portfolio. The NAV shares of the predecessor portfolio commenced operations on April 29, 2005, and their performance for periods prior to that date includes the performance of the portfolio's Series I shares. The NAV shares had (and the Class NAV shares have) lower expenses than the Series I shares. Performance would be higher if adjusted for these lower expenses.

[GRAPHIC]

MAIN RISKS

     - CREDIT RISK. Fixed-income securities or bonds are subject to the risk that the issuer will not repay all or part of the principal borrowed and will not make all interest payments. Lower quality and longer maturity bonds will be subject to greater credit risk and price fluctuations than higher quality and shorter maturity bonds. Bonds held by the fund may be affected by unfavorable political, economic, or government developments that could affect the repayment of principal or the payment of interest

     - INTEREST RATE RISK. Fixed-income securities are affected by changes in interest rates. When interest rates decline, the market value of fixed-income securities generally will increase. Conversely, when interest rates rise, the market value of fixed-income securities will generally decrease. The longer the remaining maturity of instruments held by the fund, the more sensitive the fund is to interest rate risk.

     - FOREIGN SECURITIES RISK. Foreign securities involve special risks, including potentially unfavorable currency exchange rates, limited government regulation (including less stringent investor protection and disclosure standards) and exposure to possible economic, political and social instability.

     - NON-DIVERSIFICATION RISK. The fund is non-diversified and may invest a high percentage of its assets in the securities of a small number of companies. This may result in more volatile performance relative to more diversified funds. The less diversified a fund's holdings are, the more a specific stock's poor performance is likely to affect its performance.

     - DERIVATIVES RISK. The fund's use of certain derivative instruments (such as options, futures and swaps) could produce disproportionate gains or losses. Derivatives are generally considered more risky than direct investments and, in a down market, could become harder to value or sell at a fair price.

[GRAPHIC]

YOUR EXPENSES

Operating expenses are paid from the fund's assets, and therefore are paid by shareholders indirectly.

ANNUAL OPERATING EXPENSES               CLASS NAV
-------------------------               ---------
Management fee                            0.70%
Distribution and service (12b-1) fees       --
Other expenses (a)                        0.05%
Total fund operating expenses             0.75%

----------
(a)  Based on estimated amounts for the current fiscal year.

The hypothetical example below shows what your expenses would be if you invested $10,000 over the time periods indicated, assuming you reinvested all distributions and that the average annual return was 5%. The example is for comparison only, and does not represent the fund's actual expenses and returns, either past or future.

EXPENSE EXAMPLES   YEAR 1   YEAR 3   YEAR 5   YEAR 10
----------------   ------   ------   ------   -------
Class NAV            $77     $240     $418      $933

PORTFOLIO MANAGER

The PIMCO portfolio manager for the fund and its predecessor and the year he joined the fund team are:

John B. Brynjolfsson, CFA (2000)

See page __ for subadviser information and management biographies.

FUND CODES

CLASS NAV   Ticker              JHRRX
            CUSIP               47803X602
            Newspaper
            SEC number
            JH II fund number

SHORT-TERM BOND FUND

SUBADVISER: Declaration Management & Research LLC ("Declaration")

[GRAPHIC]

GOAL AND STRATEGY

The fund seeks income and capital appreciation. To pursue this goal, the fund normally invests at least 80% of its assets in a diversified mix of debt securities and instruments, including but not limited to: U.S. Treasury and Agency securities; asset-backed securities and mortgage-backed securities including mortgage pass-through securities, commercial mortgage-backed securities ("CMBS") and collateralized mortgage offerings ("CMOs"); corporate bonds, both U.S. and foreign (if dollar denominated); and foreign governmental and agency securities (if dollar denominated).

The subadviser evaluates specific bonds and bond sectors using a combination of proprietary research and quantitative tools and seeks to identify bonds and bond sectors that are believed to be attractively priced based upon market fundamentals and technical factors. The subadviser opportunistically emphasizes bonds with yields in excess of U.S. Treasury securities.

The portfolio normally has:

-    An average credit quality rating of "A" or "AA";

-    A weighted average effective maturity between one and three years; and

-    No more than 15% of its assets in high yield bonds;

The fund may have significant exposure to derivatives (investments whose value is based on indices or other securities), such as forwards, futures, options and swaps. The subadviser actively uses derivatives to manage the average maturity and interest rate sensitivity of the fund. Currency management strategies are primarily used for hedging purposes and to protect against changes in foreign currency exchange rates.

The fund's turnover rate will generally exceed 100%.

The fund is authorized to use all of the various investment strategies (including options, futures, currency and other derivatives transactions) referred to under "Hedging and Other Strategic Transactions" in the Statement of Additional Information.

The fund normally has 10% or less (usually lower) of its assets in cash and cash equivalents. In abnormal market conditions, the fund may temporarily invest extensively in cash and cash equivalents for defensive purposes. In taking these measures, the fund might not achieve its investment goal.

[GRAPHIC]

PAST PERFORMANCE

The graph shows how the fund's total return has varied from year to year, while the table shows performance of Class NAV shares over time (along with a broad-based market index for reference). This information may help provide an indication of the fund's risks. For periods prior to October __, 2005, the date on which the fund commenced operations, historical performance of the fund's shares is based on the performance of the shares of the fund's predecessor John Hancock Trust ("JHT") portfolio, the Short-Term Bond Trust, as indicated in the note to the table. All figures assume dividend reinvestment. Past performance does not indicate future results.

CLASS NAV, TOTAL RETURNS

Best Quarter: Q2 '95, 3.87%
Worst Quarter: Q2 '04, -0.96%

INDEXES (reflect no fees or taxes)

LEHMAN BROTHERS 1-3 YEAR AGGREGATE BOND INDEX -- an unmanaged index that measures the performance of investment grade securities having a maturity of at least one year but less than three years, and which have more than $100 million of securities outstanding.

COMBINED INDEX -- represents the Merrill Lynch 1-5 Year Government Bond Index from May 1994 to April 1998; 65% Lehman Brothers 1-3 Year Credit Bond Index and 35% Lehman Brothers 1-3 Year Government Bond Index from May 1998 to April 2002; and the Lehman Brothers Aggregate Bond index from May 2002 and thereafter.

CLASS NAV CALENDAR YEAR TOTAL RETURNS

[BAR CHART]

1995   1996   1997   1998   1999   2000   2001   2002   2003   2004
----   ----   ----   ----   ----   ----   ----   ----   ----   ----
11.5%  3.6%   6.4%   5.8%   3.0%   8.0%   8.1%   5.7%   2.8%   1.4%

The year-to-date return as of September 30, 2005 is ____%.

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12-31-04 (A)

                                                 1 YEAR   5 YEARS   10 YEARS
                                                 ------   -------   --------
Class NAV                                         1.42%    5.15%      5.58%
Lehman Brothers 1-3 Year Aggregate Bond Index     1.43%    5.34%       N/A
Combined Index                                    1.43%    5.34%      6.14%

----------
(a) For periods prior to October __, 2005, performance is based on the performance of the fund's predecessor portfolio which commenced operations on April 29, 2005 when it succeeded to the operations and assumed the historical performance of the sole class of shares (the "VST Shares") of a John Hancock Variable Series Trust I portfolio which had commenced operations on May 1, 1994. The performance of Class NAV shares is based on the performance of NAV shares of the JHT predecessor portfolio. The NAV shares of the JHT predecessor portfolio had (and the Class NAV shares have) lower expenses than the VST Shares. Performance would be higher if adjusted for these lower expenses.

[GRAPHIC]

MAIN RISKS

     - CREDIT RISK. Fixed-income securities or bonds are subject to the risk that the issuer will not repay all or part of the principal borrowed and will not make all interest payments. Lower quality and longer maturity bonds will be subject to greater credit risk and price fluctuations than higher quality and shorter maturity bonds. Bonds held by the fund may be affected by unfavorable political, economic, or government developments that could affect the repayment of principal or the payment of interest

     - INTEREST RATE RISK. Fixed-income securities are affected by changes in interest rates. When interest rates decline, the market value of fixed-income securities generally will increase. Conversely, when interest rates rise, the market value of fixed-income securities will generally decrease. The longer the remaining maturity of instruments held by the fund, the more sensitive the fund is to interest rate risk.

     - HIGH YIELD SECURITIES RISK. Fixed-income securities that are not investment grade are commonly referred to as high yield securities or "junk bonds." These securities offer a potentially higher yield than other, higher rated securities, but they carry a greater degree of risk and are considered speculative by the major credit rating agencies.

     - FOREIGN SECURITIES RISK. Foreign securities involve special risks, including potentially unfavorable currency exchange rates, limited government regulation (including less stringent investor protection and disclosure standards) and exposure to possible economic, political and social instability.

     - PORTFOLIO DURATION RISK. Duration is a measure of the expected life of a fixed-income security that is used to determine the sensitivity of a security's price to changes in interest rates. A fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration.

     - ACTIVE PORTFOLIO TRADING RISK. The fund may actively trade portfolio securities, which could increase transaction costs (thus lowering performance) and increase your taxable distributions.

     - PREPAYMENT/CALL RISK. The fund's share price or yield could be hurt if interest rate movements cause the fund's mortgage-related or other asset-backed securities to be paid off substantially earlier than expected.

     - DERIVATIVES RISK. The fund's use of certain derivative instruments (such as options, futures and swaps) could produce disproportionate gains or losses. Derivatives are generally considered more risky than direct investments and, in a down market, could become harder to value or sell at a fair price.

     - CONCENTRATION RISK. To the extent the fund invests in securities of a relatively small number of issuers, it could experience more volatile performance relative to funds that invest in a larger number of issuers.

[GRAPHIC]

YOUR EXPENSES

Operating expenses are paid from the fund's assets, and therefore are paid by shareholders indirectly.

ANNUAL OPERATING EXPENSES               CLASS NAV
-------------------------               ---------
Management fee                            0.59%
Distribution and service (12b-1) fees       --
Other expenses (a)                        0.47%
Total fund operating expenses             1.06%

----------
(a)  Based on estimated amounts for the current fiscal year.

The hypothetical example below shows what your expenses would be if you invested $10,000 over the time periods indicated, assuming you reinvested all distributions and that the average annual return was 5%. The example is for comparison only, and does not represent the fund's actual expenses and returns, either past or future.

EXPENSE EXAMPLES   YEAR 1   YEAR 3   YEAR 5   YEAR 10
----------------   ------   ------   ------   -------
Class NAV           $108     $338     $587     $1,298

PORTFOLIO MANAGERS

The Declaration portfolio managers for the fund and its predecessor and the year each joined the fund team are:

James E. Shallcross (April 2005)
Peter Farley (April 2005)

See page __ for subadviser information and management biographies.

FUND CODES

CLASS NAV   Ticker
            CUSIP
            Newspaper
            SEC number
            JH II fund number

SPECTRUM INCOME FUND

SUBADVISER: T. Rowe Price Associates, Inc. ("T. Rowe Price")

[GRAPHIC]

GOAL AND STRATEGY

The fund seeks a high level of current income with moderate share price fluctuation. To pursue this goal, the fund diversifies its assets widely among market segments. The fund seeks to maintain broad exposure to several markets in an attempt to reduce the impact of markets that are declining and to benefit from good performance in particular market segments over time.

The fund normally invests in a diversified portfolio of domestic and international bonds which are chosen across the entire spectrum of government, corporate and mortgage-backed bonds. The fund will also seek equity income through investments in dividend-paying stocks. Cash reserves will be invested in money market securities and shares of T. Rowe Price money market funds.

Fixed-income securities may be of short-, intermediate- and long-term maturities, and will comprise a range of credit qualities. The fund's fixed-income investments will typically include investment grade corporate securities and asset-backed and mortgage-related securities, and there is no limit on the fund's investments in these securities. Mortgage-related investments could include mortgage dollar rolls and investments in more volatile stripped mortgage securities and collateralized mortgage obligations (CMOs). The fund may invest a substantial portion (up to 40% of its total assets) in below-investment grade fixed income securities (or if unrated, of equivalent quality as determined by T. Rowe Price), commonly known as "junk bonds." Junk bonds involve a higher degree of credit risk and price volatility than other higher-rated fixed income securities. The fund may invest in U.S. government securities, GNMAs, and other agency-related fixed income securities, and there is no limit on the portfolio's investment in these securities. The fund may also invest up to 45% of its total assets in foreign government and emerging market fixed income securities (excluding Yankee bonds). Foreign currency forwards and futures may be used to protect the fund's foreign securities from adverse currency movements relative to the U.S. dollar.

Individual fixed income securities are selected by a team of T. Rowe Price portfolio managers using the firm's fundamental research and credit analysis. In evaluating fixed income securities, the portfolio managers will consider a variety of factors including the issuer's financial condition and operating history, the depth and quality of its management, and its sensitivities to economic conditions. Portfolio managers will also consider the issuer's debt levels and ability to service its outstanding debt, its access to capital markets and external factors such as the economic and political conditions in the issuer's country.

The fund's equity investments, which will be limited to 40% of total assets, will be selected using a value-oriented investment strategy with a focus on large-cap, dividend-paying common stocks. Preferred stocks and securities convertible into equity securities may also be purchased. T. Rowe Price invests in stocks and other securities that appear to be temporarily undervalued by various measures and may be temporarily out of favor, but have good prospects for capital appreciation and dividend growth. Other than the specific investment limits described above, there is no minimum or maximum percentage of assets which T. Rowe Price will invest in any particular type of fixed income security. In managing the fund, T. Rowe Price may vary the allocation of the portfolio's assets to a particular market segment based on their outlook for, and on the relative valuations of these market segments. When adjusting the allocations to the various markets, T. Rowe Price may also weigh such factors as the outlook for the economy and market conditions, both on a global and local (country) basis, corporate earnings, and the yield advantages of one fixed income sector over another. Maturities of the fund's fixed income investments reflect the manager's outlook for interest rates.

The fund may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into more promising opportunities.

In pursuing its investment strategy, T. Rowe Price has the discretion to purchase some securities that do not meet the fund's normal investment criteria, as described above, when it perceives an unusual opportunity for gain. These special situations might arise when T. Rowe Price believes a security could increase in value for a variety of reasons including a change in management, an extraordinary corporate event, or a temporary imbalance in the supply of or demand for the securities.

The fund may also hold a certain portion of its assets in money market reserves which can consist of shares of the T. Rowe Price Reserve Investment Fund (or any other internal T. Rowe Price money market fund) as well as U.S. and foreign dollar-denominated money market securities, including repurchase agreements, in the two highest rating categories, maturing in one year or less.

The fund is authorized to use all of the various investment strategies (including options, futures, currency and other derivatives transactions) referred to under "Hedging and Other Strategic Transactions" in the Statement of Additional Information.

In abnormal market conditions, the fund may temporarily invest extensively in cash and cash equivalents for defensive purposes. In taking these measures, the fund might not achieve its investment goal.

[GRAPHIC]

PAST PERFORMANCE

Performance information is not presented for the fund because it commenced operations on October __, 2005 and has not yet completed a full calendar year of operations. Generally, performance may be expected to vary from year to year. Past performance, when presented, does not indicate future results.

[GRAPHIC]

MAIN RISKS

     - INTEREST RATE RISK. The funds invests in fixed-income securities which are affected by changes in interest rates. When interest rates decline, the market value of fixed-income securities generally will increase. Conversely, when interest rates rise, the market value of fixed-income securities will generally decrease. The longer the remaining maturity of instruments held by the fund, the more sensitive the fund is to interest rate risk.

     - CREDIT RISK. Fixed-income securities or bonds are subject to the risk that the issuer will not repay all or part of the principal borrowed and will not make all interest payments. Lower quality and longer maturity bonds will be subject to greater credit risk and price fluctuations than higher quality and shorter maturity bonds. Bonds held by the fund may be affected by unfavorable political, economic, or government developments that could affect the repayment of principal or the payment of interest

     - HIGH YIELD SECURITIES RISK. Fixed-income securities that are not investment grade are commonly referred to as high yield securities or "junk bonds." These securities offer a potentially higher yield than other, higher rated securities, but they carry a greater degree of risk and are considered speculative by the major credit rating agencies.

     - FOREIGN SECURITIES RISK. Foreign securities involve special risks, including potentially unfavorable currency exchange rates, limited government regulation (including less stringent investor protection and disclosure standards) and exposure to possible economic, political and social instability. To the extent the fund invests in emerging market countries, its foreign securities risk will be higher.

     - PREPAYMENT/CALL RISK. The fund's share price or yield could be hurt if interest rate movements cause the fund's mortgage-backed securities to be paid off substantially earlier than expected.

     - DERIVATIVES RISK. The fund's use of certain derivative instruments (such as options, futures and swaps) could produce disproportionate gains or losses. Derivatives are generally considered more risky than direct investments and, in a down market, could become harder to value or sell at a fair price.

[GRAPHIC]

YOUR EXPENSES

Operating expenses are paid from the fund's assets, and therefore are paid by shareholders indirectly.

ANNUAL OPERATING EXPENSES               CLASS NAV
-------------------------               ---------
Management fee (a)                        0.74%
Distribution and service (12b-1) fees       --
Other expenses (b)                        0.06%
Total fund operating expenses (a)         0.80%

----------
(a) The Adviser has voluntarily agreed to waive a portion of its advisory fee for the Blue Chip Growth Fund, Equity-Income Fund, Health Sciences Fund, Science & Technology Fund, Small Company Value Fund and Spectrum Income Fund. The waiver is based on the combined assets of these funds and the following series of John Hancock Trust: the Blue Chip Growth Trust, Equity-Income Trust, Health Sciences Trust, Science & Technology Trust, Small Company Value Trust and Spectrum Income Trust. The percentage fee reduction, which applies to the advisory fee of each fund, is increased once these combined assets exceed specified amounts. If this waiver were reflected in the table, the advisory fee and the total fund operating expenses for the fund would be 0.71% and 0.77%, respectively. This voluntary waiver may be terminated at any time.

(b)  Based on estimated amounts for the current fiscal year.

The hypothetical example below shows what your expenses would be if you invested $10,000 over the time periods indicated, assuming you reinvested all distributions and that the average annual return was 5%. The example is for comparison only, and does not represent the fund's actual expenses and returns, either past or future.

EXPENSE EXAMPLES   YEAR 1   YEAR 3
----------------   ------   ------
Class NAV            $82     $256

PORTFOLIO MANAGER

The chair of T. Rowe Price's Investment Advisory Committee for the fund and the year he joined the fund team are:

Edmund M. Notzon, III (October 2005)

See page __ for subadviser information and management biographies.

FUND CODES

CLASS NAV   Ticker              JHSTX
            CUSIP               47803X537
            Newspaper
            SEC number
            JH II fund number

STRATEGIC BOND FUND

SUBADVISER: Salomon Brothers Asset Management Inc. ("SaBAM")

[GRAPHIC]

GOAL AND STRATEGY

The fund seeks a high level of total return consistent with preservation of capital. To pursue this goal, the fund invests, under normal market conditions, at least 80% of it's net assets (plus any borrowings for investment purposes) in fixed-income securities.

The fund's assets may be allocated among the following five sectors of the fixed-income market: (i) U.S. Government obligations; (ii) investment grade domestic corporate fixed-income securities; (iii) below investment grade or non-investment grade high yield corporate fixed-income securities; (iv) mortgage-backed and asset-backed securities; and (v) investment grade and below investment grade or non-investment grade high yield international fixed-income securities.

The fund invests in fixed income securities across a range of credit qualities and may invest a substantial portion of its assets in obligations rated below investment grade by a recognized rating agency, or, if unrated, of equivalent quality as determined by SaBAM. Below investment grade securities are commonly referred to as "junk bonds".

SaBAM will determine the amount of assets to be allocated to each type of security based on its assessment of the maximum level of total return that can be achieved from a portfolio which is invested in these securities without incurring undue risks to principal value. The allocation decisions are based on SaBAM's analysis of current economic and market conditions and the relative risks and opportunities presented in these markets.

In making this determination, SaBAM relies in part on quantitative analytical techniques that measure relative risks and opportunities of each type of security. SaBAM also relies on its own assessment of economic and market conditions both on a global and local (country) basis. SaBAM considers economic factors including current and projected levels of growth and inflation, balance of payment status and monetary policy. The allocation of assets to international debt securities is further influenced by current and expected currency relationships and political and sovereign factors. The fund's assets may not always be allocated to the highest yielding securities if SaBAM believes that such investments would impair the fund's ability to preserve shareholder capital. SaBAM will continuously review this allocation of assets and make such adjustments as it deems appropriate. The fund does not plan to establish a minimum or a maximum percentage of the assets which it will invest in any particular type of fixed income security.

The types and characteristics of the U.S. government obligations, mortgage-backed and asset-backed securities, investment grade corporate fixed income securities and investment grade international fixed income securities purchased by the fund are set forth in the discussion of investment objectives and policies for the Investment Quality Bond, U.S. Government Securities and Global Bond Funds, and in the section entitled "Other Instruments" in the Statement of Additional Information. The types and characteristics of the money market securities purchased by the fund are set forth in the discussion of investment objectives of the Money Market Fund. Potential investors should review these other discussions in considering an investment in shares of the fund. The fund may invest without limitation in high yield domestic and foreign fixed income securities and up to 100% of its assets may be invested in foreign securities. SaBAM has discretion to select the range of maturities of the various fixed income securities in which the fund invests. Such maturities may vary substantially from time to time depending on economic and market conditions.

The high yield sovereign fixed income securities in which the fund may invest are U.S. dollar-denominated and non-dollar-denominated fixed income securities issued or guaranteed by governments or governmental entities of developing and emerging countries. SaBAM expects that these countries will consist primarily of those which have issued or have announced plans to issue Brady Bonds, but the fund is not limited to investing in the debt of such countries. Brady Bonds are debt securities issued under the framework of the Brady Plan.

Although SaBAM does not anticipate investing in excess of 75% of the fund's assets in domestic and developing country fixed income securities that are rated below investment grade, the fund may invest a greater percentage in such securities when, in the opinion of the SaBAM, the yield available from such securities outweighs their additional risks. By investing a portion of the fund's assets in securities rated below investment grade, as well as through investments in mortgage-backed securities and international debt securities, as described below, SaBAM seeks to provide investors with a higher yield than a high-quality domestic corporate bond fund with less risk than a fund that invests principally in securities rated below investment grade. Certain of the debt securities in which the fund may invest may have, or be considered comparable to securities having, the lowest ratings for non-subordinated debt instruments assigned by Moody's or Standard & Poor's (i.e., rated "C" by Moody's or "CCC" or lower by Standard & Poor's).

In light of the risks associated with investing in high yield corporate and sovereign debt securities, SaBAM considers various factors in evaluating the credit worthiness of an issue. These factors will typically include:

      CORPORATE DEBT SECURITIES                SOVEREIGN DEBT INSTRUMENTS
      -------------------------                --------------------------
     -    issuer's financial            -    economic and political conditions
          condition                          within the issuer's country

     -    issuer's sensitivity to       -    issuer's external and overall debt
          economic conditions and            levels, and its ability to pay
          trends                             principal and interest when due

     -    issuer's operating history    -    issuer's access to capital markets
                                             and other sources of funding

     -    experience and track record   -    issuer's debt service payment
          of the issuer's management         history

SaBAM also reviews the ratings, if any, assigned to a security by any recognized rating agencies, although its judgment as to the quality of a debt security may differ from that suggested by the rating published by a rating service. The portfolio's ability to achieve its investment objective may be more dependent on SaBAM's credit analysis than would be the case if it invested in higher quality debt securities.

The fund may invest in fixed-and floating-rate loans, which investments generally will be in the form of loan participations and assignments of such loans.

The fund is authorized to use all of the various investment strategies (including options, futures, currency and other derivatives transactions) referred to under "Hedging and Other Strategic Transactions" in the Statement of Additional Information.

In abnormal market conditions, the fund may temporarily invest extensively in cash and cash equivalents for defensive purposes. In taking these measures, the fund might not achieve its investment goal.

[GRAPHIC]

PAST PERFORMANCE

The graph shows how the fund's total return has varied from year to year, while the table shows performance of Class NAV shares over time (along with a broad-based market index for reference). This information may help provide an indication of the fund's risks. For periods prior to October __, 2005, the date on which the fund commenced operations, historical performance of the fund's shares is based on the performance of the shares of the fund's predecessor John Hancock Trust ("JHT") portfolio, the Strategic Bond Trust, as indicated in the note to the table. All figures assume dividend reinvestment. Past performance does not indicate future results.

CLASS NAV, TOTAL RETURNS

Best Quarter: Q2 '95, 9.55%
Worst Quarter: Q1 '94, -4.04%

INDEX (reflects no fees or taxes)

LEHMAN BROTHERS AGGREGATE BOND INDEX -- an unmanaged index comprised of the Lehman Brothers Government/Corporate Bond Index, the Lehman Brothers mortgage-Backed Securities Index and the Lehman Brothers Asset-Backed Securities Index that measures the performance of investment grade securities having a maturity of at least one year and which have more than $100 million of securities outstanding.

CLASS NAV CALENDAR YEAR TOTAL RETURNS

[BAR CHART]

1995   1996   1997   1998   1999   2000   2001   2002   2003    2004
----   ----   ----   ----   ----   ----   ----   ----   ----    ----
19.2%  14.7%  11.0%  1.3%   2.0%   7.3%   6.2%    9%    13.1%   6.7%

The year-to-date return as of September 30, 2005 is ____%.

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12-31-04(a)

                                       1 YEAR   5 YEARS   TEN YEARS
                                       ------   -------   ---------
Class NAV                               6.66%    8.44%      8.95%
Lehman Brothers Aggregate Bond Index    4.34%    7.71%      7.72%

----------
(a) For periods prior to October __, 2005, performance is based on the performance of the fund's predecessor JHT portfolio which commenced operations on February 19, 2003. The performance of Class NAV shares is based on the performance of NAV shares of the predecessor portfolio. The NAV shares of the predecessor portfolio commenced operations on April 29, 2005, and their performance for periods prior to that date includes the performance of the portfolio's Series I shares. The NAV shares had (and the Class NAV shares have) lower expenses than the Series I shares. Performance would be higher if adjusted for these lower expenses.

[GRAPHIC]

MAIN RISKS

     - CREDIT RISK. Fixed-income securities or bonds are subject to the risk that the issuer will not repay all or part of the principal borrowed and will not make all interest payments. Lower quality and longer maturity bonds will be subject to greater credit risk and price fluctuations than higher quality and shorter maturity bonds. Bonds held by the fund may be affected by unfavorable political, economic, or government developments that could affect the repayment of principal or the payment of interest

     - INTEREST RATE RISK. Fixed-income securities are affected by changes in interest rates. When interest rates decline, the market value of fixed-income securities generally will increase. Conversely, when interest rates rise, the market value of fixed-income securities will generally decrease. The longer the remaining maturity of instruments held by the fund, the more sensitive the fund is to interest rate risk.

     - FOREIGN SECURITIES RISK. Foreign securities involve special risks, including potentially unfavorable currency exchange rates, limited government regulation (including less stringent investor protection and disclosure standards) and exposure to possible economic, political and social instability. To the extent the fund invests in emerging market countries, it's foreign securities risk will be higher.

     - PREPAYMENT/CALL RISK. The fund's share price or yield could be hurt if interest rate movements cause the fund's mortgage-related or other asset-backed securities to be paid off substantially earlier than expected.

     - DERIVATIVES RISK. The fund's use of certain derivative instruments (such as options, futures and swaps) could produce disproportionate gains or losses. Derivatives are generally considered more risky than direct investments and, in a down market, could become harder to value or sell at a fair price.

     - MANAGER RISK. If the subadviser's investment strategies do not perform as expected, the fund could underperform its peers or lose money.

[GRAPHIC]

YOUR EXPENSES

Operating expenses are paid from the fund's assets, and therefore are paid by shareholders indirectly.

ANNUAL OPERATING EXPENSES               CLASS NAV
-------------------------               ---------
Management fee                            0.68%
Distribution and service (12b-1) fees       --
Other expenses (a)                        0.07%
Total fund operating expenses             0.75%

----------
(a)  Based on estimated amounts for the current fiscal year.

The hypothetical example below shows what your expenses would be if you invested $10,000 over the time periods indicated, assuming you reinvested all distributions and that the average annual return was 5%. The example is for comparison only, and does not represent the fund's actual expenses and returns, either past or future.

EXPENSE EXAMPLES   YEAR 1   YEAR 3   YEAR 5   YEAR 10
----------------   ------   ------   ------   -------
Class NAV            $77     $240     $417      $930

PORTFOLIO MANAGERS

The SaBAM portfolio managers for the fund and its predecessor and the year each joined the fund team are:

Roger Lavan, CFA (1993)
Peter Wilby, CFA, CPA (1993)
David Scott (CAM Limited*) (1995)

*SaBAM's affiliate Citigroup Asset Management Limited (CAM Limited) provides certain advisory services to SaBAM with regard to the fund's currency transactions and investments and in non-dollar denominated debt securities.

See page __ for subadviser information and management biographies.

FUND CODES

CLASS NAV   Ticker              JHSBX
            CUSIP               47803X784
            Newspaper
            SEC number
            JH II fund number

STRATEGIC INCOME FUND

SUBADVISER: John Hancock Advisers, LLC ("John Hancock Advisers")

[GRAPHIC]

GOAL AND STRATEGY

The fund seeks a high level of current income. To pursue this goal, the fund invests, under normal market conditions, primarily in foreign government and corporate debt securities from developed and emerging markets; U.S. Government and agency securities; and U.S. high yield bonds.

Although the fund invests in securities rates as low as CC/Ca and their unrated equivalents, it generally intends to keep its average credit quality in the investment-grade (AAA to BBB). There is no limit on the fund's average maturity.

In managing the fund, the subadviser allocates assets among the three major sectors based on analysis of economic factors such as projected international interest rate movements, industry cycles and political trends. However, the subadviser may invest up to 100% of the fund's assets in any one sector.

Within each sector, the subadviser looks for securities that are appropriate for the overall portfolio in terms of yield, credit quality, structure and industry distribution. In selecting securities, relative yields and risk/reward ratios are the primary considerations.

The fund may use certain higher-risk investments, including derivatives (investments whose value is based on indexes, securities or currencies) and restricted or illiquid securities. In addition, the fund may invest up to 10% of net assets in U.S. or foreign stocks.

The portfolio may trade securities actively, which could increase its transaction costs (thus lowering performance). The fund is authorized to use all of the various investment strategies (including options, futures, currency and other derivatives transactions) referred to under "Hedging and Other Strategic Transactions" in the Statement of Additional Information.

In abnormal market conditions, the fund may temporarily invest extensively in cash and cash equivalents for defensive purposes. In taking these measures, the fund might not achieve its investment goal.

[GRAPHIC]

PAST PERFORMANCE

For periods prior to October __, 2005, the date on which the fund commenced operations, historical performance of the fund's shares is based on the performance of the shares of the fund's predecessor John Hancock Trust ("JHT") portfolio, the Strategic Income Trust. Performance information is not provided for the fund since its predecessor JHT portfolio commenced operations in May 2004 and has not yet completed a full calendar year of operations. Generally, performance may be expected to vary from year to year. Past performance, when presented, does not indicate future results.

[GRAPHIC]

MAIN RISKS

     - CREDIT RISK. Fixed-income securities or bonds are subject to the risk that the issuer will not repay all or part of the principal borrowed and will not make all interest payments. Lower quality and longer maturity bonds will be subject to greater credit risk and price fluctuations than higher quality and shorter maturity bonds. Bonds held by the fund may be affected by unfavorable political, economic, or government developments that could affect the repayment of principal or the payment of interest

     - INTEREST RATE RISK. Fixed-income securities are affected by changes in interest rates. When interest rates decline, the market value of fixed-income securities generally will increase. Conversely, when interest rates rise, the market value of fixed-income securities will generally decrease. The longer the remaining maturity of instruments held by the fund, the more sensitive the fund is to interest rate risk.

     - FOREIGN SECURITIES RISK. Foreign securities involve special risks, including potentially unfavorable currency exchange rates, limited government regulation (including less stringent investor protection and disclosure standards) and exposure to possible economic, political and social instability.

     - EQUITY SECURITIES RISK- Stock markets are volatile, and the price of equity securities such as common and preferred stocks (and their equivalents) will fluctuate. The value of equity securities purchased by the fund could decline if the financial condition of the companies in which the fund invests declines or if overall market and economic conditions deteriorate.

     - DERIVATIVES RISK. The fund's use of certain derivative instruments (such as options, futures and swaps) could produce disproportionate gains or losses. Derivatives are generally considered more risky than direct investments and, in a down market, could become harder to value or sell at a fair price.

[GRAPHIC]

YOUR EXPENSES

Operating expenses are paid from the fund's assets, and therefore are paid by shareholders indirectly.

ANNUAL OPERATING EXPENSES               CLASS NAV
-------------------------               ---------
Management fee                            0.73%
Distribution and service (12b-1) fees       --
Other expenses (a)                        0.42%
Total fund operating expenses             1.15%

----------
(a)  Based on estimated amounts for the current fiscal year.

The hypothetical example below shows what your expenses would be if you invested $10,000 over the time periods indicated, assuming you reinvested all distributions and that the average annual return was 5%. The example is for comparison only, and does not represent the fund's actual expenses and returns, either past or future.

EXPENSE EXAMPLES   YEAR 1   YEAR 3   YEAR 5   YEAR 10
----------------   ------   ------   ------   -------
Class NAV           $117     $366     $634     $1,400

PORTFOLIO MANAGERS

The John Hancock Advisers portfolio managers for the fund and its predecessor and the year each joined the fund team are:

Frederick L. Cavanaugh, Jr. (May 2004)
Daniel S. Janis, III (May 2004)

See page __ for subadviser information and management biographies.

FUND CODES

CLASS NAV   Ticker
            CUSIP
            Newspaper
            SEC number
            JH II fund number

TOTAL RETURN FUND

SUBADVISER: Pacific Investment Management Company LLC ("PIMCO")

[GRAPHIC]

GOAL AND STRATEGY

The fund seeks to realize maximum total return, consistent with preservation of capital and prudent investment management. To pursue this goal, the fund invests, under normal market conditions, at least 65% of its total assets in a diversified portfolio of fixed-income securities of varying maturities. The average portfolio duration of the fund will normally vary within a three to six year time frame based on PIMCO's forecast for interest rates. (Duration is a measure of the expected life of a fixed-income security on a present value basis.)

The fund may invest up to 10% of its assets in fixed income securities that are rated below investment grade but rated "B" or higher by Moody's or Standard & Poor's (or if unrated, determined by PIMCO to be of comparable quality). The fund may also invest up to 30% of its assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. Portfolio holdings will be concentrated in areas of the bond market (based on quality, sector, coupon or maturity) which PIMCO believes to be relatively undervalued.

In selecting securities for the portfolio, PIMCO utilizes economic forecasting, interest rate anticipation, credit and call risk analysis, foreign currency exchange rate forecasting, and other security selection techniques. The proportion of the Total Return Trust's assets committed to investment in securities with particular characteristics (such as maturity, type and coupon rate) will vary based on PIMCO's outlook for the U.S. and foreign economies, the financial markets, and other factors.

The types of fixed-income securities in which the fund may invest include the following (which, unless otherwise noted, may be issued by domestic or foreign issuers and may be denominated in U.S. dollars or foreign currencies):

     - Securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities;

     - Corporate debt securities, including convertible securities and corporate commercial paper;

     -    Mortgage-backed and other asset-backed securities;

     -    Inflation-indexed bonds issued by both governments and corporations;

     -    Structured notes, including hybrid or "indexed" securities;

     -    Event-linked bonds;

     -    Loan participations;

     -    Delayed funding loan and revolving credit facilities;

     - Bank certificates of deposit, fixed time deposits and bankers' acceptances;

     - Debt securities issued by states or local governments and their agencies, authorities and other instrumentalities;

     -    Repurchase agreements and reverse repurchase agreements;

     - Obligations of foreign governments or their subdivisions, agencies and instrumentalities; and obligations of international agencies or supranational entities.

Fixed-income securities may have fixed, variable, or floating rates of interest, including rates of interest that vary inversely at a multiple of a designated or floating rate, or that vary according to change in relative values of currencies.

To meet redemption requests or pending investment of its assets or during unusual market conditions, the fund may invest all or a portion of its assets in repurchase agreements, cash and cash equivalents. To the extent the fund is in a defensive position, the ability to achieve its investment objective will be limited.

The fund may:

     - purchase and sell options on domestic and foreign securities, securities indexes and currencies,

     -    purchase and sell futures and options on futures,

     -    purchase and sell currency or securities on a forward basis,

     - enter into interest rate, index, equity, credit default swaps and currency rate swap agreements.

The fund may use the above-mentioned strategies to obtain market exposure to the securities in which the fund primarily invests and to hedge currency risk. As a non-fundamental operating policy, PIMCO normally intends to use foreign currency-related strategic transactions in an effort to hedge foreign currency risk with respect to at least 75% of the assets of the fund denominated in currencies other than the U.S. dollar. See "Hedging and Other Strategic Transactions" in the Statement of Additional Information for further information on these investment strategies.

[GRAPHIC]

PAST PERFORMANCE

The graph shows how the fund's total return has varied from year to year, while the table shows performance of Class NAV shares over time (along with a broad-based market index for reference). This information may help provide an indication of the fund's risks. For periods prior to October __, 2005, the date on which the fund commenced operations, historical performance of the fund's shares is based on the performance of the shares of the fund's predecessor John Hancock Trust ("JHT") portfolio, the Total Return Trust, as indicated in the notes to the table. All figures assume dividend reinvestment. Past performance does not indicate future results.

CLASS NAV, TOTAL RETURNS

Best Quarter: Q3 '01, 6.43%
Worst Quarter: Q2 '01, -0.50%

INDEX (reflects no fees or taxes)

LEHMAN BROTHERS AGGREGATE BOND INDEX -- an unmanaged index comprised of the Lehman Brothers Government/Corporate Bond Index, the Lehman Brothers mortgage-Backed Securities Index and the Lehman Brothers Asset-Backed Securities Index that measures the performance of investment grade securities having a maturity of at least one year and which have more than $100 million of securities outstanding.

CLASS NAV CALENDAR YEAR TOTAL RETURNS

[BAR CHART]

2000    2001   2002   2003   2004
----    ----   ----   ----   ----
10.5%   8.3%   9.5%   5.0%   5.0%

The year-to-date return as of September 30, 2005 is ____%.

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12-31-04(A)

                                       1 YEAR   5 YEARS   SINCE INCEPTION
                                       ------   -------   ---------------
Class NAV                               4.96%    7.71%         6.57%
Lehman Brothers Aggregate Bond Index    4.34%    7.71%         6.65%

----------
(a) For periods prior to October __, 2005, performance is based on the performance of the fund's predecessor JHT portfolio which commenced operations on May 1, 1999. The performance of Class NAV shares is based on the performance of NAV shares of the predecessor portfolio. The NAV shares of the predecessor portfolio commenced operations on April 29, 2005, and their performance for periods prior to that date includes the performance of the portfolio's Series I shares. The NAV shares had (and the Class NAV shares have) lower expenses than the Series I shares. Performance would be higher if adjusted for these lower expenses.

[GRAPHIC]

MAIN RISKS

     - CREDIT RISK. Fixed-income securities or bonds are subject to the risk that the issuer will not repay all or part of the principal borrowed and will not make all interest payments. Lower quality and longer maturity bonds will be subject to greater credit risk and price fluctuations than higher quality and shorter maturity bonds. Bonds held by the fund may be affected by unfavorable political, economic, or government developments that could affect the repayment of principal or the payment of interest

     - INTEREST RATE RISK. Fixed-income securities are affected by changes in interest rates. When interest rates decline, the market value of fixed-income securities generally will increase. Conversely, when interest rates rise, the market value of fixed-income securities will generally decrease. The longer the remaining maturity of instruments held by the fund, the more sensitive the fund is to interest rate risk.

     - FOREIGN SECURITIES RISK. Foreign securities involve special risks, including potentially unfavorable currency exchange rates, limited government regulation (including less stringent investor protection and disclosure standards) and exposure to possible economic, political and social instability.

     - DERIVATIVES RISK. The fund's use of certain derivative instruments (such as options, futures and swaps) could produce disproportionate gains or losses. Derivatives are generally considered more risky than direct investments and, in a down market, could become harder to value or sell at a fair price.

[GRAPHIC]

YOUR EXPENSES

Operating expenses are paid from the fund's assets, and therefore are paid by shareholders indirectly.

ANNUAL OPERATING EXPENSES               CLASS NAV
-------------------------               ---------
Management fee                            0.70%
Distribution and service (12b-1) fees       --
Other expenses (a)                        0.05%
Total fund operating expenses             0.75%

----------
(a)  Based on estimated amounts for the current fiscal year.

The hypothetical example below shows what your expenses would be if you invested $10,000 over the time periods indicated, assuming you reinvested all distributions and that the average annual return was 5%. The example is for comparison only, and does not represent the fund's actual expenses and returns, either past or future.

EXPENSE EXAMPLES   YEAR 1   YEAR 3   YEAR 5   YEAR 10
----------------   ------   ------   ------   -------
Class NAV            $77     $240     $417      $930

PORTFOLIO MANAGER

The PIMCO portfolio manager for the fund and its predecessor and the year he joined the fund team are:

William H. Gross, CFA (1999)

See page __ for subadviser information and management biographies.

FUND CODES

CLASS NAV   Ticker              JHTRX
            CUSIP               47803X743
            Newspaper
            SEC number
            JH II fund number

U.S. GOVERNMENT SECURITIES FUND

SUBADVISER: Salomon Brothers Asset Management Inc ("SaBAM")

[GRAPHIC]

GOAL AND STRATEGY

The fund seeks to obtain a high level of current income consistent with preservation of capital and maintenance of liquidity. To pursue this goal, the fund normally invests at least 80% of its net assets (plus any borrowings for investment purposes) in debt obligations and mortgage-backed securities issued or guaranteed by the U.S. government, its agencies or instrumentalities and derivative securities such as collateralized mortgage obligations backed by such securities and futures contracts.

The securities in which the fund invests include:

- mortgage-backed securities guaranteed by the Government National Mortgage Association that are supported by the full faith and credit of the U.S. government and which are the "modified pass-through" type of mortgage-backed security ("GNMA Certificates"). Such securities entitle the holder to receive all interest and principal payments due whether or not payments are actually made on the underlying mortgages;

- U.S. Treasury obligations (including repurchase agreements collateralized by U.S. Treasury obligations) (U.S. Treasury obligations are supported by the full faith and credit of the U.S. government);

- obligations issued or guaranteed by agencies or instrumentalities of the U.S. Government which are backed by their own credit and may not be backed by the full faith and credit of the U.S. Government (including repurchase agreements collateralized by these obligations);

- mortgage-backed securities guaranteed by agencies or instrumentalities of the U.S. Government which are supported by their own credit but not the full faith and credit of the U.S. Government, such as the Federal Home Loan Mortgage Corporation and the Federal National Mortgage Association; and o futures contracts or financial instruments and indices. o collateralized mortgage obligations issued by private issuers for which the underlying mortgage-backed securities serving as collateral are backed (i) by the credit alone of the U.S. Government agency or instrumentality which issues or guarantees the mortgage-backed securities, or (ii) by the full faith and credit of the U.S. Government.

As noted above, the fund may invest not only in U.S. government securities that are backed by the full faith and credit of the U.S. government, such as GNMA Certificates and U.S. Treasury obligations, but also in U.S. Government securities that are backed only by their own credit and not the full faith and credit of the U.S. government (such as the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation).

The fund will comply with diversification requirements established pursuant to the Code for investments of separate accounts funding registered contracts. Under these requirements, the value of the assets of the fund are subject to the following restrictions:

     - no more than 55% of the value of the fund's assets may be represented by any one investment;

     - no more than 70% of the value of the fund's assets may be represented by any two investments;

     - no more than 80% of the value of the fund's assets may be represented by any three investments; and

     - no more than 90% of the value of the fund's assets may be represented by any four investments.

To determine the fund's compliance with the requirements above, all securities of the same issuer are treated as a single investment and each U.S. Government agency or instrumentality is treated as a separate issuer. As a result of these requirements, the fund may not invest more than 55% of the value of its assets in GNMA Certificates or in securities issued or guaranteed by any other single U.S. Government agency or instrumentality.

The fund is currently authorized to use only certain of the various investment strategies referred to under "Hedging and Other Strategic Transactions" in the Statement of Additional Information. Specifically, the fund may:

     - write covered call options and put options on securities and purchase call and put options on securities,

     - write covered call and put options on securities indices and purchase call and put options on securities indices,

     -    enter into futures contracts on financial instruments and indices, and

     -    write and purchase put and call options on such futures contracts.

In abnormal market conditions, the fund may temporarily invest extensively in cash and cash equivalents for defensive purposes. In taking these measures, the fund might not achieve its investment goal.

[GRAPHIC]

PAST PERFORMANCE

The graph shows how the fund's total return has varied from year to year, while the table shows performance of Class NAV shares over time (along with a broad-based market index for reference). This information may help provide an indication of the fund's risks. For periods prior to October __, 2005, the date on which the fund commenced operations, historical performance of the fund's shares is based on the performance of the shares of the fund's predecessor John Hancock Trust ("JHT") portfolio, the U.S. Government Securities Trust, as indicated in the note to the table. All figures assume dividend reinvestment. Past performance does not indicate future results.

CLASS NAV, TOTAL RETURNS

Best Quarter: Q2 '95, 5.4%
Worst Quarter: Q1 '92, -2.02%

INDEX (reflects no fees or taxes)

CITIGROUP 1-10 YEAR TREASURY INDEX, - an unmanaged index that measures the performance of U.S. Treasury notes and bonds with remaining maturities of at least one year but not more than 10 years.

CLASS NAV CALENDAR YEAR TOTAL RETURNS

[BAR CHART]

 1995   1996   1997   1998    1999    2000   2001   2002   2003   2004
-----   ----   ----   ----   -----    ----   ----   ----   ----   ----
15.6%   3.4%   8.5%   7.5%   -0.2%   10.9%   7.0%   8.0%   1.7%   2.9%

The year-to-date return as of September 30, 2005 is ____%.

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12-31-04(a)

                                     1 YEAR   5 YEARS   10 YEARS
                                     ------   -------   --------
Class NAV                             2.89%    6.05%      6.43%
Citigroup 1-10 Year Treasury Index    2.02%    6.27%      6.61%

----------
(a) For periods prior to October __, 2005, performance is based on the performance of the fund's predecessor JHT portfolio which commenced operations on March 18, 1988. The performance of Class NAV shares is based on the performance of NAV shares of the predecessor portfolio. The NAV shares of the predecessor portfolio commenced operations on April 29, 2005, and their performance for periods prior to that date includes the performance of the portfolio's Series I shares. The NAV shares had (and the Class NAV shares have) lower expenses than the Series I shares. Performance would be higher if adjusted for these lower expenses.

[GRAPHIC]

MAIN RISKS

     - INTEREST RATE RISK. Fixed-income securities are affected by changes in interest rates. When interest rates decline, the market value of fixed-income securities generally will increase. Conversely, when interest rates rise, the market value of fixed-income securities will generally decrease. The longer the remaining maturity of instruments held by the fund, the more sensitive the fund is to interest rate risk.

     - U.S. GOVERNMENT SECURITIES RISK. U.S. government securities do not involve the degree of credit risk associated with investments in lower quality fixed-income securities. As a result, the yields available from U.S. government securities are generally lower than the yields available from many other fixed-income securities. Like other fixed-income securities, the values of U.S. government securities change as interest rates fluctuate. Fluctuations in the value of the fund's securities do not affect interest income on securities already held by the fund but are reflected in the fund's price per share. Since the magnitude of these fluctuations generally is greater at times when the fund's average maturity is longer, under certain market conditions the fund may invest in short-term investments yielding lower current income rather than investing in higher yielding longer term securities.

     - PREPAYMENT/CALL RISK. The fund's share price or yield could be hurt if interest rate movements cause the fund's mortgage-related or other asset-backed securities to be paid off substantially earlier than expected.

     - DERIVATIVES RISK. The fund's use of certain derivative instruments (such as options, futures and swaps) could produce disproportionate gains or losses. Derivatives are generally considered more risky than direct investments and, in a down market, could become harder to value or sell at a fair price.

[GRAPHIC]

YOUR EXPENSES

Operating expenses are paid from the fund's assets, and therefore are paid by shareholders indirectly.

ANNUAL OPERATING EXPENSES               CLASS NAV
-------------------------               ---------
Management fee                            0.63%
Distribution and service (12b-1) fees       --
Other expenses (a)                        0.06%
Total fund operating expenses             0.69%

----------
(a)  Based on estimated amounts for the current fiscal year.

The hypothetical example below shows what your expenses would be if you invested $10,000 over the time periods indicated, assuming you reinvested all distributions and that the average annual return was 5%. The example is for comparison only, and does not represent the fund's actual expenses and returns, either past or future.

EXPENSE EXAMPLES   YEAR 1   YEAR 3   YEAR 5   YEAR 10
----------------   ------   ------   ------   -------
Class NAV            $70     $221     $384      $859

PORTFOLIO MANAGER

The SaBAM portfolio manager for the fund and its predecessor and the year he joined the fund team are:

Roger Lavan (1993)

See page __ for subadviser information and management biographies.

FUND CODES

CLASS NAV   Ticker              JHUSX
            CUSIP               47803X693
            Newspaper
            SEC number
            JH II fund number

U.S. HIGH YIELD BOND FUND

SUBADVISER: Wells Fargo Fund Management, LLC ("Wells Fargo")

[GRAPHIC]

GOAL AND STRATEGY

The fund seeks total return with a high level of current income. To pursue this goal, the fund invests, under normal market conditions, primarily below investment-grade debt securities (commonly known as "junk bonds" or high yield securities). The fund also invests in corporate debt securities and may buy preferred and other convertible securities and bank loans.

The subadviser actively manages a diversified portfolio of below investment-grade debt securities. The subadviser does not manage the portfolio to a specific maturity or duration. The subadviser focuses on individual security selection (primarily using a "bottom-up" approach) and seeks to identify high yield securities that appear comparatively undervalued. The subadviser uses its knowledge of various industries to assess the risk/return tradeoff among issues within particular industries, in seeking to identify compelling relative value investments. The subadviser analyzes the issuers' long-term prospects and focus on characteristics such as management, asset coverage, free cash flow generation, liquidity and business risk. Its research and analysis highlight industry drivers, competitive position and operating trends with an emphasis on cash flow. The subadviser also talks to management, and consults industry contacts, debt and equity analysts, and rating agencies.

The subadviser purchases securities for the fund when attractive risk/reward ideas are identified and sells securities when either the securities become overvalued or circumstances change in a way that adversely affects this risk/return profile. Rigorous credit analysis of individual issuers is an integral part of the selection process. The subadviser attempts to invest in high yield securities of issuers who the subadviser believes have ample asset coverage for their debt securities in comparison to other high yield security issuers in an effort to minimize default risk and maximize risk-adjusted returns. The subadviser's strategy is focused on selecting investments that can capture the significant current income and capital appreciation potential of the high yield market while also managing downside risk. The total return sought by the fund consists of income earned on the fund's investments, together with the appreciation that may result from decreases in interest rates or improving credit fundamentals for a particular industry or issuer.

Under normal circumstances, the subadviser invests:

     - At least 80% of the fund's assets in corporate debt securities that are below investment-grade, including preferred and other convertible securities;

     -    Up to 15% of total assets in any one industry; and

     -    Up to 5% of total assets in any one issuer.

The subadviser will generally invest in below investment-grade debt securities that are rated at least "Caa" by Moody's or "CCC" by S&P, or that are unrated but deemed by the subadviser to be of comparable quality but may also invest in securities rated below these ratings (or unrated securities of comparable quality). The average credit quality of the portfolio securities is expected to be at least B- as rated by S&P.

The fund is authorized to use all of the various investment strategies (including options, futures, currency and other derivatives transactions) referred to under "Hedging and Other Strategic Transactions" in the Statement of Additional Information.

In abnormal market conditions, the fund may temporarily invest extensively in cash and cash equivalents for defensive purposes. In taking these measures, the fund might not achieve its investment goal.

[GRAPHIC]

PAST PERFORMANCE

For periods prior to October __, 2005, the date on which the fund commenced operations, historical performance of the fund's shares is based on the performance of the shares of the fund's predecessor John Hancock Trust ("JHT") portfolio, the U.S. High Yield Bond Trust. Performance information is not provided for the fund since its predecessor JHT portfolio commenced operations in May 2005 and has not yet completed a full calendar year of operations. Generally, performance may be expected to vary from year to year. Past performance, when presented, does not indicate future results.

[GRAPHIC]

MAIN RISKS

     - CREDIT RISK. Fixed-income securities or bonds are subject to the risk that the issuer will not repay all or part of the principal borrowed and will not make all interest payments. Lower quality and longer maturity bonds will be subject to greater credit risk and price fluctuations than higher quality and shorter maturity bonds. Bonds held by the fund may be affected by unfavorable political, economic, or government developments that could affect the repayment of principal or the payment of interest

     - INTEREST RATE RISK. Fixed-income securities are affected by changes in interest rates. When interest rates decline, the market value of fixed-income securities generally will increase. Conversely, when interest rates rise, the market value of fixed-income securities will generally decrease. The longer the remaining maturity of instruments held by the fund, the more sensitive the fund is to interest rate risk.

     - DERIVATIVES RISK. The fund's use of certain derivative instruments (such as options, futures and swaps) could produce disproportionate gains or losses. Derivatives are generally considered more risky than direct investments and, in a down market, could become harder to value or sell at a fair price.

[GRAPHIC]

YOUR EXPENSES

Operating expenses are paid from the fund's assets, and therefore are paid by shareholders indirectly.

ANNUAL OPERATING EXPENSES               CLASS NAV
-------------------------               ---------
Management fee                            0.74%
Distribution and service (12b-1) fees       --
Other expenses (a)                        0.08%
Total fund operating expenses             0.82%

----------
(a)  Based on estimated amounts for the current fiscal year.

The hypothetical example below shows what your expenses would be if you invested $10,000 over the time periods indicated, assuming you reinvested all distributions and that the average annual return was 5%. The example is for comparison only, and does not represent the fund's actual expenses and returns, either past or future.

EXPENSE EXAMPLES   YEAR 1   YEAR 3   YEAR 5   YEAR 10
----------------   ------   ------   ------   -------
Class NAV            $83     $261     $453     $1,010

PORTFOLIO MANAGERS

The Wells Fargo portfolio managers for the fund and its predecessor and the year each joined the fund team are:

Roger Wittlin (April 2005)
Phil Susser (April 2005)

See page __ for subadviser information and management biographies.

FUND CODES

CLASS NAV   Ticker              JHHLX
            CUSIP               47803X529
            Newspaper
            SEC number
            JH II fund number

                                  HYBRID FUNDS

GLOBAL ALLOCATION FUND

SUBADVISER: UBS Global Asset Management ("UBS")

[GRAPHIC]

GOAL AND STRATEGY

The fund seeks total return, consisting of long-term capital appreciation and current income. To pursue this goal, the fund invests in equity and fixed income securities of issuers located within and outside the U.S. Under normal circumstances, the portfolio will allocate its assets between fixed income securities and equity securities.

Investments in fixed income securities may include debt securities of governments throughout the world (including the U.S.), their agencies and instrumentalities, debt securities of corporations, mortgage-backed securities and asset-backed securities. Investment in equity securities may include common stock and preferred stock. The fund may invest in certain issuers by investing in other open-end investment companies, including investment companies advised by the subadviser, to the extent permitted by applicable law. In addition, the fund attempts to generate positive returns through sophisticated currency management techniques. These decisions are integrated with analysis of global market and economic conditions. The fund may (but is not required to) use forward currency contracts, options, futures and other derivatives as part of its investment strategy or to help manage portfolio risks.

The fund is a multi-asset portfolio and invests in each of the major asset classes: U.S. fixed income, U.S. equities, international fixed income and international equities, based upon the subadviser's assessment of prevailing market conditions in the U.S. and abroad.

Within the equity portion of the portfolio, the subadviser selects securities whose fundamental values it believes are greater than their market prices. In this context, the fundamental value of a given security is the subadviser's assessment of what a security is worth. The subadviser bases its estimates of value upon economic, industry and company analysis, as well as upon a company's management team, competitive advantage and core competencies. The subadviser then compares its assessment of a security's value against the prevailing market prices, with the aim of constructing a portfolio of stocks with attractive relative price/value characteristics.

For each security under analysis, the fundamental value estimate is compared to the company's current market price to ascertain whether a valuation anomaly exists. A stock with a market price below the estimated intrinsic or fundamental value would be considered a candidate for inclusion in the portfolio. The comparison between price and intrinsic or fundamental value allows comparisons across industries and countries.

In selecting fixed income securities, the subadviser uses an internally developed valuation model that quantifies return expectations for all major bond markets, domestic and foreign. The model employs a qualitative credit review process that assesses the ways in which macroeconomic forces (such as inflation, risk premiums and interest rates) may affect industry trends. Against the output of this model, the subadviser considers the viability of specific debt securities compared to certain qualitative factors, such as management strength, market position, competitive environment and financial flexibility, as well as certain quantitative factors, such as historical operating results, calculation of credit ratios, and expected future outlook. These securities will have an initial maturity of more than one year and will generally be of investment-grade quality and possess a minimum rating of BBB by S&P or Baa by Moody's, or, if unrated, determined to be of comparable quality by the subadviser.

The subadviser's fixed income strategy combines judgments about the absolute value of the fixed income universe and the relative value of issuer sectors, maturity intervals, duration of securities, quality and coupon segments and specific circumstances facing the issuers of fixed income securities. Duration management involves adjusting the sensitivity to interest rates of the holdings within a country. The subadviser manages duration by choosing a maturity mix that provides opportunity for appreciation while also limiting interest rate risks.

The fund's risk is carefully monitored with consideration given to the risk generated by individual positions, sector, country and currency views.

The fund may invest in cash or cash equivalent instruments, including shares of an affiliated investment company. When market conditions warrant, the fund may make substantial temporary defensive investments in cash equivalents, which may affect the fund's ability to pursue its investment objective.

The subadviser actively manages the fund. As such, increased portfolio turnover may result in higher costs for brokerage commissions, transaction costs and taxable gains.

The fund is authorized to use all of the various investment strategies (including options, futures, currency and other derivatives transactions) referred to under "Hedging and Other Strategic Transactions" in the Statement of Additional Information.

[GRAPHIC]

PAST PERFORMANCE

The graph shows how the fund's total return has varied from year to year, while the table shows performance of Class NAV shares over time (along with a broad-based market index for reference). This information may help provide an indication of the fund's risks. For periods prior to October __, 2005, the date on which the fund commenced operations, historical performance of the fund's shares is based on the performance of the shares of the fund's predecessor John Hancock Trust ("JHT") portfolio, the Global Allocation Trust, as indicated in the note to the table. All figures assume dividend reinvestment. Past performance does not indicate future results.

CLASS NAV, TOTAL RETURNS

Best Quarter: Q2 '03, 14.38%
Worst Quarter: Q3 '02, -17.65%

INDEXES (reflect no fees or taxes)

S&P 500 INDEX -- an unmanaged index comprised of 500 stocks chosen for market size, liquidity and industry group that is designed to reflect the risk/return characteristics of the universe of large-cap stocks.

GLOBAL SECURITIES MARKETS INDEX -- an unmanaged index compiled by UBS Global Asset Management that is currently constructed as follows: 40% Russell 3000 Index, 22% MSCI World ex-USA Free Index, and 21% Citigroup Broad Investment Grade Bond Index.

CLASS NAV CALENDAR YEAR TOTAL RETURNS

[BAR CHART]

 2001    2002   2003    2004
-----   -----   ----    ----
-13.4%  -23.2%  26.4%   12.7%

The year-to-date return as of September 30, 2005 is ____%.

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12-31-04 (A)

                                  1 YEAR   SINCE INCEPTION
                                  ------   ---------------
Class NAV                         12.73%        -1.82%
S&P 500 Index                     10.87%        -2.30%
Global Securities Markets Index   12.91%         3.22%

----------
(a) For periods prior to October __, 2005, performance is based on the performance of the fund's predecessor JHT portfolio which commenced operations on May 1, 2000. The performance of Class NAV shares is based on the performance of NAV shares of the predecessor portfolio. The NAV shares of the predecessor portfolio commenced operations on April 29, 2005, and their performance for periods prior to that date includes the performance of the portfolio's Series I shares. The NAV shares had (and the Class NAV shares have) lower expenses than the Series I shares. Performance would be higher if adjusted for these lower expenses.

[GRAPHIC]

MAIN RISKS

     - EQUITY SECURITIES RISK. Stock markets are volatile, and the price of equity securities such as common and preferred stocks (and their equivalents) will fluctuate. The value of equity securities purchased by the fund could decline if the financial condition of the companies in which the fund invests decline or if overall market and economic conditions deteriorate.

     - FIXED-INCOME SECURITIES RISK. Fixed-income securities or bonds are subject to credit risk and interest rate risk. The credit rating of bonds in the fund's portfolio could be downgraded or the issuer of a bond could default on its obligations. In general, lower-rated fixed-income securities involve more credit risk. When interest rates rise, bond prices generally fall.

     - INVESTMENT CATEGORY RISK. The fund's strategy of investing in multiple asset categories carries the risk that the fund may allocate assets to an asset category that underperforms other asset categories. For example, the fund may be overweighted in equity securities when the stock market is falling and the fixed-income market is rising.

     - FOREIGN SECURITIES RISK. Foreign securities involve special risks, including potentially unfavorable currency exchange rates, limited government regulation (including less stringent investor protection and disclosure standards) and exposure to possible economic, political and social instability. To the extent the fund invests in emerging market countries, its foreign securities risk will be higher.

     - DERIVATIVES RISK. The fund's use of certain derivative instruments (such as options, futures and swaps) could produce disproportionate gains or losses. Derivatives are generally considered more risky than direct investments and, in a down market, could become harder to value or sell at a fair price.

     - ACTIVE PORTFOLIO TRADING RISK. The fund may actively trade portfolio securities, which could increase transaction costs (thus lowering performance) and increase your taxable distributions.

[GRAPHIC]

YOUR EXPENSES

Operating expenses are paid from the fund's assets, and therefore are paid by shareholders indirectly.

ANNUAL OPERATING EXPENSES               CLASS NAV
-------------------------               ---------
Management fee                            0.85%
Distribution and service (12b-1) fees       --
Other expenses (a)                        0.29%
Total fund operating expenses             1.14%

----------
(a)  Based on estimated amounts for the current fiscal year.

The hypothetical example below shows what your expenses would be if you invested $10,000 over the time periods indicated, assuming you reinvested all distributions and that the average annual return was 5%. The example is for comparison only, and does not represent the fund's actual expenses and returns, either past or future.

EXPENSE EXAMPLES   YEAR 1   YEAR 3   YEAR 5   YEAR 10
----------------   ------   ------   ------   -------
Class NAV           $117     $363     $629     $1,390

PORTFOLIO MANAGERS

The UBS portfolio managers for the fund and its predecessor and the year each joined the fund team are:

Brian D. Singer (2003)
Thomas P. Madsen (2003)
John A. Penicook (2003)
Neil Williams (2003)
Tom Clarke (2003)

See page __ for subadviser information and management biographies.

FUND CODES

CLASS NAV   Ticker
            CUSIP
            Newspaper
            SEC number
            JH II fund number

INCOME & VALUE FUND

SUBADVISER: Capital Guardian Trust Company ("CGTC")

[GRAPHIC]

GOAL AND STRATEGY

The fund seeks the balanced accomplishment of (a) conservation of principal and
(b) long-term growth of capital and income. To pursue this goal, the fund invests its assets in both equity and fixed income securities. CGTC has full discretion to determine the allocation of assets between equity and fixed income securities. Generally, between 25% and 75% of the fund's assets will be invested in fixed income securities unless CGTC determines that some other proportion would better serve the fund's investment objective.

Fixed-Income Securities. At least 80% of the fixed income portion of the fund's portfolio will consist of the following:

     - securities rated "Baa" or better at the time of purchase by Moody's or "BBB" by Standard & Poor's or deemed by CGTC to be of equivalent quality, including mortgage-related and asset-backed securities;

     - non-U.S. dollar fixed income securities (up to 15% of the fund's assets, including up to 5% in emerging market fixed income securities);

     - securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities; and

     - cash or cash equivalents including commercial bank obligations and commercial paper.

Fixed-income securities may include ADRs, Yankee Bonds and Eurodollar instruments which are U.S. dollar denominated and non-U.S. dollar fixed income securities subject to the limits set forth above.

Equity Securities. Equity securities will be traded on national securities exchanges, NASDAQ or in other national OTC markets and may include ADRs and other U.S. registered securities of foreign issuers which are denominated in U.S. dollars.

To meet redemption requests or pending investment of its assets or during unusual market conditions, the fund may invest all or a portion of its assets in fixed income securities, cash and cash equivalents. To the extent the fund is in a defensive position, the ability to achieve its investment objective will be limited.

The fund is currently authorized to use all of the investment strategies referred to under "Hedging and Other Strategic Transactions" in the Statement of Additional Information. However, it is not presently contemplated that any of these strategies will be used to a significant degree by the fund.

[GRAPHIC]

PAST PERFORMANCE

The graph shows how the fund's total return has varied from year to year, while the table shows performance of Class NAV shares over time (along with a broad-based market index for reference). This information may help provide an indication of the fund's risks. For periods prior to October __, 2005, the date on which the fund commenced operations, historical performance of the fund's shares is based on the performance of the shares of the fund's predecessor John Hancock Trust ("JHT") portfolio, the Income & Value Trust, as indicated in the note to the table. All figures assume dividend reinvestment. Past performance does not indicate future results.

CLASS NAV, TOTAL RETURNS

Best Quarter: Q2 '03, 13.68%
Worst Quarter: Q3 '02, -13.70%

INDEXES (reflect no fees or taxes)

S&P 500 INDEX -- an unmanaged index comprised of 500 stocks chosen for market size, liquidity and industry group that is designed to reflect the risk/return characteristics of the universe of large-cap stocks.

CITIGROUP BROAD INVESTMENT GRADE BOND INDEX -- an unmanaged market capitalization-weighted fixed income index that measures the performance of fixed-rate U.S. Treasury, government-sponsored, mortgage and investment grade corporate securities with maturities of one year or longer.

COMBINED INDEX -- represents 32.5% of the return of the Dow Jones Wilshire 5000 Index, 10% of the MSCI EAFE Index, 40% of the Lehman Brothers Aggregate Bond Index, 10% of the 90 Day T-Bill, and 7.5% of the Merrill Lynch High Yield Index through April 30, 1999, and 60% of the return of the S&P 500 Index and 40% of the return of the Citigroup Broad Investment Grade Bond Index from May 1, 1999 and thereafter.

CLASS NAV CALENDAR YEAR TOTAL RETURNS

[BAR CHART]

1995   1996   1997   1998   1999   2000   2001    2002   2003   2004
----   ----   ----   ----   ----   ----   ----    ----   ----   ----
20.7%  10.0%  15.3%  15.1%  8.5%   4.9%   1.0%   -15.9%  26.5%  7.6%

The year-to-date return as of September 30, 2005 is ____%.

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12-31-04 (A)

                                              1 YEAR   5 YEARS   10 YEARS
                                              ------   -------   --------
Class NAV                                      7.64%     3.94%     8.84%
S&P 500 Index                                 10.87%    -2.30%    12.07%
Citigroup Broad Investment Grade Bond Index    4.48%     7.73%     7.74%
Combined Index                                 8.35%     1.99%     8.04%

----------
(a) For periods prior to October __, 2005, performance is based on the performance of the fund's predecessor JHT portfolio which commenced operations on August 3, 1989. The performance of Class NAV shares is based on the performance of NAV shares of the predecessor portfolio. The NAV shares of the predecessor portfolio commenced operations on April 29, 2005, and their performance for periods prior to that date includes the performance of the portfolio's Series I shares. The NAV shares had (and the Class NAV shares have) lower expenses than the Series I shares. Performance would be higher if adjusted for these lower expenses.

[GRAPHIC]

MAIN RISKS

     - EQUITY SECURITIES RISK. Stock markets are volatile, and the price of equity securities such as common and preferred stocks (and their equivalents) will fluctuate. The value of equity securities purchased by the fund could decline if the financial condition of the companies in which the fund invests decline or if overall market and economic conditions deteriorate.

     - FIXED-INCOME SECURITIES RISK. Fixed-income securities or bonds are subject to credit risk and interest rate risk. The credit rating of bonds in the fund's portfolio could be downgraded or the issuer of a bond could default on its obligations. In general, lower-rated fixed-income securities involve more credit risk. When interest rates rise, bond prices generally fall.

     - HIGH YIELD SECURITIES RISK. Fixed-income securities that are not investment grade are commonly referred to as high yield securities or "junk bonds." These securities offer a potentially higher yield than other, higher rated securities, but they carry a greater degree of risk and are considered speculative by the major credit rating agencies.

     - FOREIGN SECURITIES RISK. Foreign securities involve special risks, including potentially unfavorable currency exchange rates, limited government regulation (including less stringent investor protection and disclosure standards) and exposure to possible economic, political and social instability. To the extent the fund invests in emerging market countries, it's foreign securities risk will be higher.

     - PREPAYMENT/CALL RISK. The fund's share price or yield could be hurt if interest rate movements cause its mortgage related or other asset-backed securities to be paid off substantially earlier than expected.

[GRAPHIC]

YOUR EXPENSES

Operating expenses are paid from the fund's assets, and therefore are paid by shareholders indirectly.

ANNUAL OPERATING EXPENSES               CLASS NAV
-------------------------               ---------
Management fee                            0.79%
Distribution and service (12b-1) fees       --
Other expenses (a)                        0.10%
Total fund operating expenses             0.89%

----------
(a)  Based on estimated amounts for the current fiscal year.

The hypothetical example below shows what your expenses would be if you invested $10,000 over the time periods indicated, assuming you reinvested all distributions and that the average annual return was 5%. The example is for comparison only, and does not represent the fund's actual expenses and returns, either past or future.

EXPENSE EXAMPLES   YEAR 1   YEAR 3   YEAR 5   YEAR 10
----------------   ------   ------   ------   -------
Class NAV            $91     $284     $494     $1,098

PORTFOLIO MANAGERS

The CGTC portfolio managers for the fund and its predecessor and the year each joined the fund team are:

Alan J. Wilson (1999)
Michael D. Locke (1999)
Christine C. Cronin (2001)
Michael R. Ericksen (1999)
David I. Fisher (1999)
James R. Mulally (1999)
Theodore R. Samuels (1999)
Eugene P. Stein (1999)
Terry Berkemeier (1999)
Karen A. Miller (2000)

See page __ for subadviser information and management biographies.

FUND CODES

CLASS NAV   Ticker
            CUSIP
            Newspaper
            SEC number
            JH II fund number

MANAGED FUND

SUBADVISERS: Grantham, Mayo, Van Otterloo & Co. LLC ("GMO")
             Declaration Management & Research LLC ("Declaration")

[GRAPHIC]

GOAL AND STRATEGY

The fund seeks income and long-term capital appreciation. To pursue this goal, the fund, a balanced stock and bond fund, invests primarily in a diversified mix of: (a) common stocks of larger capitalization U.S. companies; and (b) bonds with an overall intermediate term average maturity.

The fund employs a multi-manager approach with two subadvisers, each of which employs its own investment approach and independently manages its portion of the fund. The fund will be rebalanced quarterly so that each subadviser manages the following portion of the portfolio: 60% -- GMO; and 40%-- Declaration. Percentages are approximate. Since the fund is only rebalanced quarterly, the actual portion of the portfolio managed by each subadviser will vary during each calendar quarter. This allocation methodology may change in the future.

GMO. GMO seeks to outperform its benchmark; currently, the S&P 500 Index, an index of large capitalization U.S. stocks, independently maintained and published by Standard & Poor's.

GMO typically invests its portion of the portfolio in equity investments in U.S. companies with larger capitalizations to gain broad exposure to the U.S. equity market. The subadviser defines "larger capitalizations" as capitalizations similar to the capitalizations of companies that issue stocks included in the S&P 500 Index. Under normal circumstances, GMO invests at least 80% of its portion of the fund in investments tied economically to the U.S.

GMO uses proprietary research and quantitative models to seek out stocks its believes are undervalued or it believes have improving fundamentals. Generally, these stocks trade at prices below what the subadviser believes to be their fundamental value. The subadviser also uses proprietary techniques to adjust the portfolio for factors such as stock selection discipline (criteria used for selecting stocks), industry and sector weights, and market capitalization. The factors considered by GMO and the models it uses may change over time.

GMO intends that its portion of the fund will be fully invested and generally will not take temporary defensive positions through investment in cash and high quality money market instruments. GMO, in managing its portion of the fund, may (but is not obligated to) use a wide variety of exchange-traded and over-the-counter derivative instruments, including options, futures, and swap contracts, to (i) hedge equity exposure; (ii) replace direct investing (e.g., creating equity exposure through the use of futures contracts or other derivative instruments); or (iii) manage risk by implementing shifts in investment exposure.

Declaration. Declaration selects bonds using a combination of proprietary research and quantitative tools. Declaration invests in bonds and bond sectors that it believes are attractively priced based on market fundamentals and technical factors. The subadviser opportunistically emphasizes bonds with yields in excess of Treasury securities.

Declaration normally has no more than 10% of its bond assets in high yield bonds and normally invests in foreign securities only if U.S. dollar denominated.

Except as otherwise indicated below, Declaration normally has 10% or less (usually lower) of its assets in cash and cash equivalents.

The portion of the portfolio managed by Declaration may invest in initial public offerings (IPOs), and other types of securities that are not primary investment vehicles, for example: U.S. dollar denominated foreign securities and ADRs, certain Exchange Traded Funds (ETFs), and certain derivatives (instruments whose value is based on indices or other securities).

All Portions of the Fund. Each portion of the fund is authorized to use all of the various investment strategies (including options, futures, currency and other derivatives transactions) referred to under "Hedging and Other Strategic Transactions" in the Statement of Additional Information.

In abnormal market conditions, each portion of the fund may temporarily invest extensively in cash and cash equivalents for defensive purposes. In taking these measures, the fund might not achieve its investment goal.

[GRAPHIC]

PAST PERFORMANCE

The graph shows how the fund's total return has varied from year to year, while the table shows performance of Class NAV shares over time (along with a broad-based market index for reference). This information may help provide an indication of the fund's risks. For periods prior to October __, 2005, the date on which the fund commenced operations, historical performance of the fund's shares is based on the performance of the shares of the fund's predecessor John Hancock Trust ("JHT") portfolio, the Managed Trust, as indicated in the note to the table. All figures assume dividend reinvestment. Past performance does not indicate future results.

CLASS NAV, TOTAL RETURNS

Best Quarter: Q4 '98, 14.77%
Worst Quarter: Q3 '02, -10.91%

INDEXES (reflect no fees or taxes)

S&P 500 INDEX -- an unmanaged index comprised of 500 stocks chosen for market size, liquidity and industry group that is designed to reflect the risk/return characteristics of the universe of large-cap stocks.

LEHMAN BROTHERS AGGREGATE BOND INDEX -- an unmanaged index comprised of the Lehman Brothers Government/Corporate Bond Index, the Lehman Brothers mortgage-Backed Securities Index and the Lehman Brothers Asset-Backed Securities Index that measures the performance of investment grade securities having a maturity of at least one year and which have more than $100 million of securities outstanding.

COMBINED INDEX -- represents 50% S&P 500 Index and 50% Lehman Brothers Aggregate Bond Index from April 1986 to December 1997, and 60% S&P 500 Index and 40% Lehman Brothers Aggregate Bond Index from January 1998 thereafter.

CLASS NAV CALENDAR YEAR TOTAL RETURNS

[BAR CHART]

1998   1999   2000   2001    2002   2003   2004
----   ----   ----   ----    ----   ----   ----
20.4%  9.1%   0.0%   -2.8%  -13.2%  19.0%  8.2%

The year-to-date return as of September 30, 2005 is ____%.

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12-31-04 (A)

                                       1 YEAR   5 YEARS   SINCE INCEPTION
                                       ------   -------   ---------------
Class NAV                               8.18%     1.66%         9.07%
S&P 500 Index                           10.87    -2.30%        12.07%
Lehman Brothers Aggregate Bond Index     4.34     7.71%         7.72%
Combined Index                          8.25%     1.98%        10.10%

----------
(a) For periods prior to October __, 2005, performance is based on the performance of the fund's predecessor portfolio which commenced operations on April 29, 2005 when it succeeded to the operations and assumed the historical performance of the sole class of shares (the "VST Shares") of a John Hancock Variable Series Trust I portfolio which had commenced operations on March 29, 1988. The performance of Class NAV shares is based on the performance of NAV shares of the JHT predecessor portfolio. The NAV shares of the JHT predecessor portfolio had (and the Class NAV shares have) the same expenses as the VST Shares. Effective August 1, 2005, GMO replaced two of the three subadvisers to the predecessor JHT portfolio. Performance reflects results prior to this change.

[GRAPHIC]

MAIN RISKS

     - EQUITY SECURITIES RISK. Stock markets are volatile, and the price of equity securities such as common and preferred stocks (and their equivalents) will fluctuate. The value of equity securities purchased by the fund could decline if the financial condition of the companies in which the fund invests decline or if overall market and economic conditions deteriorate.

     - VALUE STOCK RISK. The fund's investments in value stocks carry the risk that the market will not recognize a security's intrinsic value for a long time or that a stock believed to be undervalued may actually be appropriately priced.

     - FIXED-INCOME SECURITIES RISK. Fixed-income securities or bonds are subject to credit risk and interest rate risk. The credit rating of bonds in the fund's portfolio could be downgraded or the issuer of a bond could default on its obligations. In general, lower-rated fixed-income securities involve more credit risk. When interest rates rise, bond prices generally fall.

     - HIGH YIELD SECURITIES RISK. Fixed-income securities that are not investment grade are commonly referred to as high yield securities or "junk bonds." These securities offer a potentially higher yield than other, higher rated securities, but they carry a greater degree of risk and are considered speculative by the major credit rating agencies.

     - DERIVATIVES RISK. The fund's use of certain derivative instruments (such as options, futures and swaps) could produce disproportionate gains or losses. Derivatives are generally considered more risky than direct investments and, in a down market, could become harder to value or sell at a fair price.

[GRAPHIC]

YOUR EXPENSES

Operating expenses are paid from the fund's assets, and therefore are paid by shareholders indirectly.

ANNUAL OPERATING EXPENSES               CLASS NAV
-------------------------               ---------
Management fee                            0.69%
Distribution and service (12b-1) fees       --
Other expenses (a)                        0.47%
Total fund operating expenses             1.16%

----------
(a)  Based on estimated amounts for the current fiscal year.

The hypothetical example below shows what your expenses would be if you invested $10,000 over the time periods indicated, assuming you reinvested all distributions and that the average annual return was 5%. The example is for comparison only, and does not represent the fund's actual expenses and returns, either past or future.

            YEAR 1   YEAR 3   YEAR 5   YEAR 10
            ------   ------   ------   -------
Class NAV    $119     $370     $640     $1,413

PORTFOLIO MANAGERS

GMO portion

GMO's U.S. Quantitative Investment Division manages the fund. The senior members of the Division with responsibilities for the fund and the year each joined the fund team are:

Robert Soucy (October 2005)
Sam Wilderman (October 2005)

Declaration portion

Declaration's portfolio managers for the fund and its predecessor and the year each joined the fund team are:

James E. Shallcross (May 2005)
Peter Farley (May 2005)

See page __ for subadviser information and management biographies.

FUND CODES

CLASS NAV   Ticker
            CUSIP
            Newspaper
            SEC number
            JH II fund number

U.S. MULTI SECTOR FUND

SUBADVISER: Grantham, Mayo, Van Otterloo & Co. LLC ("GMO")

[GRAPHIC]

GOAL AND STRATEGY

The fund seeks total return greater than its benchmark. To pursue this goal, the fund normally invests in securities in the Wilshire 5000 Stock Index, an independently maintained and published equity index which measures the performance of all equity securities (with readily available price data) of issuers with headquarters in the U.S. The fund normally invests at least 80% of its assets in investments tied economically to the U.S.

The fund's benchmark is the Russell 3000 Index, an independently maintained and published index which measures the performance of the 3,000 largest U.S. companies based on total market capitalization. This index represents approximately 98% of the investable U.S. equity market. As of August 31, 2005, the market capitalizations of companies included in the Russell 3000 Index ranged from $58 million to $381.3 billion.

In managing the portfolio, GMO uses proprietary research and quantitative models to determine the fund's selections of securities. These models use rolling 7-year forecasts of relative value and risk among the major sectors in the U.S. equity market (large cap value, large cap growth, large cap core, small cap value, small cap growth, and real estate/REIT) in which the fund invests.

The fund is authorized to use all of the various investment strategies (including options, futures, currency and other derivatives transactions) referred to under "Hedging and Other Strategic Transactions" in the Statement of Additional Information.

In abnormal market conditions, the fund may temporarily invest extensively in cash and cash equivalents for defensive purposes. In taking these measures, the fund might not achieve its investment goal.

[GRAPHIC]

PAST PERFORMANCE

Performance information is not presented for the fund because it commenced operations on October __, 2005 and has not yet completed a full calendar year of operations. Generally, performance may be expected to vary from year to year. Past performance, when presented, does not indicate future results.

[GRAPHIC]

MAIN RISKS

     - EQUITY SECURITIES RISK. Stock markets are volatile, and the price of equity securities such as common and preferred stocks (and their equivalents) will fluctuate. The value of equity securities purchased by the fund could decline if the financial condition of the companies in which the fund invests decline or if overall market and economic conditions deteriorate.

     - SMALL CAP STOCK RISK. The fund's investments in smaller companies may be subject to more erratic price movements than investments in larger, more established companies. Small cap companies may be developing or marketing new products or services for which markets are not yet and may never become established. While small, unseasoned companies may offer greater opportunities for capital growth than larger, more established companies, they also involve greater risks and should be considered speculative.

     - INVESTMENT CATEGORY RISK. The fund's strategy of investing in growth stocks carries the risk that in certain markets growth stocks will underperform value stocks. Similarly, the fund's strategy of investing in value stocks carries the risk that in certain markets value stocks will underperform growth stocks.

     - FOREIGN SECURITIES RISK. Foreign securities involve special risks, including potentially unfavorable currency exchange rates, limited government regulation (including less stringent investor protection and disclosure standards) and exposure to possible economic, political and social instability.

     - REAL ESTATE SECURITIES RISK. REITs or other real estate-related securities are subject to the risks associated with direct ownership of real estate, including declines in the value of real estate, risks related to general and local economic conditions, increases in property taxes and operating expenses, changes in zoning laws, changes in interest rates, and liabilities resulting from environmental problems. Equity and mortgage REITs are dependant on management skills and generally are not diversified. They could also fail to qualify for tax-free pass-through of income under the Internal Revenue Code or to maintain their exemptions under the 1940 Act. Mortgage REITs may be affected by the quality of any credit extended.

     - NON-DIVERSIFICATION RISK. The fund is non-diversified and may invest a high percentage of its assets in the securities of a small number of companies. This may result in more volatile performance relative to more diversified funds. The less diversified a fund's holdings are, the more a specific stock's poor performance is likely to affect its performance.

     - DERIVATIVES RISK. The fund's use of certain derivative instruments (such as options, futures and swaps) could produce disproportionate gains or losses. Derivatives are generally considered more risky than direct investments and, in a down market, could become harder to value or sell at a fair price.

[GRAPHIC]

YOUR EXPENSES

Operating expenses are paid from the fund's assets, and therefore are paid by shareholders indirectly.

ANNUAL OPERATING EXPENSES               CLASS NAV
-------------------------               ---------
Management fee                            0.76%
Distribution and service (12b-1) fees       --
Other expenses (a)                        0.05%
Total fund operating expenses             0.81%

----------
(a)  Based on estimated amounts for the current fiscal year.

The hypothetical example below shows what your expenses would be if you invested $10,000 over the time periods indicated, assuming you reinvested all distributions and that the average annual return was 5%. The example is for comparison only, and does not represent the fund's actual expenses and returns, either past or future.

EXPENSE EXAMPLES   YEAR 1   YEAR 3
----------------   ------   ------
Class NAV            $83     $259

PORTFOLIO MANAGERS

GMO's U.S. Quantitative Investment Division manages the fund. The senior members of the Division with responsibilities for the fund and the year each joined the fund team are:

Robert Soucy (October 2005)
Sam Wilderman (October 2005)
Ben Inker (October 2005)

See page __ for subadviser information and management biographies.

FUND CODES

CLASS NAV   Ticker              JHUMX
            CUSIP               47803X487
            Newspaper
            SEC number
            JH II fund number

                                 SPECIALTY FUNDS

FINANCIAL SERVICES FUND

SUBADVISER: Davis Selected Advisers, L.P. ("Davis")

[GRAPHIC]

GOAL AND STRATEGY

The fund seeks growth of capital. To pursue this goal, the fund invests primarily in common stocks. During normal market conditions, the fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in companies that are principally engaged in financial services. A company is "principally engaged" in financial services if it owns financial services-related assets constituting at least 50% of the value of its total assets, or if at least 50% of its revenues are derived from its provision of financial services.

Companies in the financial services industry include commercial banks, industrial banks, savings institutions, finance companies, diversified financial services companies, investment banking firms, securities brokerage houses, investment advisory companies, leasing companies, insurance companies and companies providing similar services. The portfolio may also invest in other equity securities and in foreign and fixed income securities.

Davis uses the Davis investment philosophy in managing the fund's portfolio. The Davis investment philosophy stresses a back-to-basics approach, using extensive research to select common stocks of quality overlooked growth companies at value prices and holding such securities for the long-term. Davis looks for banking and financial services companies with sustainable growth rates selling at modest price-earnings multiples that it believes will expand as other investors recognize the company's true worth. Davis believes that if a sustainable growth rate is combined with a gradually expanding multiple, these rates compound and can generate above-average returns. Davis searches for companies possessing several of the following characteristics that it believes foster sustainable long-term growth, minimize risk and enhance the potential for superior long-term returns:

     -    First-class management

     -    Management ownership

     -    Strong returns on capital

     -    Lean expense structure

     -    Dominant or growing market
          share in a growing market

     -    Proven record as an acquirer

     -    Strong balance sheet

     -    Competitive products or services

     -    Successful international operations

     -    Innovation

The fund may engage in active and frequent trading to achieve its principal investment strategies which will increase transaction costs.

To meet redemption requests or pending investment of its assets or during unusual market conditions, the fund may place any portion of its assets in:

     - money market instruments (which include commercial paper, certificates of deposit, bankers' acceptances and other obligations of domestic and foreign banks, repurchase agreements, nonconvertible debt securities and short term obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities);

     - securities of other investment companies (or companies exempted under Section 3(c)(7) of the 1940 Act) that primarily invest in temporary defensive investments, subject to limitations under the 1940 Act.; and

     -    cash.

When the fund is in a defensive position or awaiting investment of its assets, the ability to achieve its investment objective will be limited.

The fund is authorized to use all of the various investment strategies (including options, futures, currency and other derivatives transactions) referred to under "Hedging and Other Strategic Transactions" in the Statement of Additional Information.

[GRAPHIC]

PAST PERFORMANCE

The graph shows how the fund's total return has varied from year to year, while the table shows performance of Class NAV shares over time (along with a broad-based market index for reference). This information may help provide an indication of the fund's risks. For periods prior to October __, 2005, the date on which the fund commenced operations, historical performance of the fund's shares is based on the performance of the shares of the fund's predecessor John Hancock Trust ("JHT") portfolio, the Financial Services Trust, as indicated in the note to the table. All figures assume dividend reinvestment. Past performance does not indicate future results.

CLASS NAV, TOTAL RETURNS

Best Quarter: Q2 '03, 20.96%
Worst Quarter: Q3 '02, -15.36%

INDEXES (reflect no fees or taxes)

LIPPER FINANCIAL SERVICES FUNDS INDEX -- an unmanaged index that measures the performance of the 30 largest mutual funds classified by Lipper as investing at least 65% of their equity commitment in companies engaged in providing financial services.

CLASS NAV CALENDAR YEAR TOTAL RETURNS

[BAR CHART]

 2002   2003   2004
 ----   ----   ----
-17.9%  33.6%  10.4%

The year-to-date return as of September 30, 2005 is ____%.

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12-31-04 (a)

                                                 1 YEAR   SINCE INCEPTION
                                                 ------   ---------------
Class NAV                                        10.38%        3.31%
Lipper Financial Services Funds Index            13.98%        7.69%

----------
(a) For periods prior to October __, 2005, performance is based on the performance of the fund's predecessor JHT portfolio which commenced operations on April 30, 2001. The performance of Class NAV shares is based on the performance of NAV shares of the predecessor portfolio. The NAV shares of the predecessor portfolio commenced operations on April 29, 2005, and their performance for periods prior to that date includes the performance of the portfolio's Series I shares. The NAV shares had (and the Class NAV shares have) lower expenses than the Series I shares. Performance would be higher if adjusted for these lower expenses.

[GRAPHIC]

MAIN RISKS

     - EQUITY SECURITIES RISK. Stock markets are volatile, and the price of equity securities such as common and preferred stocks (and their equivalents) will fluctuate. The value of equity securities purchased by the fund could decline if the financial condition of the companies in which the fund invests decline or if overall market and economic conditions deteriorate.

     - SECTOR RISK. The fund concentrates its investments in the financial services sector, a comparatively narrow segment of the economy, and therefore may experience greater volatility than funds investing in a broader range of industries. In addition, companies in this sector may be subject to additional risks such as increased competition within the sector or changes in legislation or government regulations affecting the sector.

     - FOREIGN SECURITIES RISK. Foreign securities involve special risks, including potentially unfavorable currency exchange rates, limited government regulation (including less stringent investor protection and disclosure standards) and exposure to possible economic, political and social instability.

     - NON-DIVERSIFICATION RISK. The fund is non-diversified and may invest a high percentage of its assets in the securities of a small number of companies. This may result in more volatile performance relative to more diversified funds. The less diversified a fund's holdings are, the more a specific stock's poor performance is likely to affect its performance.

     - DERIVATIVES RISK. The fund's use of certain derivative instruments (such as options, futures and swaps) could produce disproportionate gains or losses. Derivatives are generally considered more risky than direct investments and, in a down market, could become harder to value or sell at a fair price.

     - FIXED-INCOME SECURITIES RISK. Fixed-income securities or bonds are subject to credit risk and interest rate risk. The credit rating of bonds in the fund's portfolio could be downgraded or the issuer of a bond could default on its obligations. In general, lower-rated fixed-income securities involve more credit risk. When interest rates rise, bond prices generally fall.

     - ACTIVE PORTFOLIO TRADING RISK. The fund may actively trade portfolio securities, which could increase transaction costs (thus lowering performance) and increase your taxable distributions.

[GRAPHIC]

YOUR EXPENSES

Operating expenses are paid from the fund's assets, and therefore are paid by shareholders indirectly.

ANNUAL OPERATING EXPENSES               CLASS NAV
-------------------------               ---------
Management fee                            0.82%
Distribution and service (12b-1) fees       --
Other expenses (b)                        0.27%
Total fund operating expenses             1.09%

----------
(a)  Based on estimated amounts for the current fiscal year.

The hypothetical example below shows what your expenses would be if you invested $10,000 over the time periods indicated, assuming you reinvested all distributions and that the average annual return was 5%. The example is for comparison only, and does not represent the fund's actual expenses and returns, either past or future.

EXPENSE EXAMPLES   YEAR 1   YEAR 3   YEAR 5   YEAR 10
----------------   ------   ------   ------   -------
Class NAV           $116     $362     $628     $1,387

PORTFOLIO MANAGERS

The Davis portfolio managers for the fund and its predecessor and the year each joined the fund team are:

Christopher C. Davis (2001)
Kenneth Charles Feinberg (2001)

See page __ for subadviser information and management biographies.

FUND CODES

CLASS NAV   Ticker
            CUSIP
            Newspaper
            SEC number
            JH II fund number

HEALTH SCIENCES FUND

SUBADVISER: T. Rowe Price Associates ("T. Rowe Price")

[GRAPHIC]

GOAL AND STRATEGY

The fund seeks long-term capital appreciation. To pursue this goal, the fund invests, under normal market conditions, at least 80% of its net assets (plus any borrowings for investment purposes) in common stocks of companies engaged in the research, development, production, or distribution of products or services related to health care, medicine, or the life sciences (collectively, "health sciences").

While the fund may invest in companies of any size, the majority of its assets are expected to be invested in large-and mid-capitalization companies.

T. Rowe Price's portfolio managers divide the health sciences sector into four main areas: pharmaceuticals, health care services companies, products and devices providers, and biotechnology firms. Their allocation among these four areas will vary depending on the relative potential within each area and the outlook for the overall health sciences sector. While most assets will be invested in U.S. common stocks, the fund may purchase other securities, including foreign securities, futures, and options in keeping with its objective.

In managing the fund, T. Rowe Price uses a fundamental, bottom-up analysis that seeks to identify high quality companies and the most compelling investment opportunities. In general, the fund will follow a growth investment strategy, seeking companies whose earnings are expected to grow faster than inflation and the economy in general. When stock valuations seem unusually high, however, a "value" approach, which gives preference to seemingly undervalued companies, may be emphasized.

The fund may invest up to 35% of its total assets in foreign securities (including emerging market securities) and may have exposure to foreign currencies through its investment in these securities, its direct holdings of foreign currencies or through its use of foreign currency exchange contracts for the purchase or sale of a fixed quantity of a foreign currency at a future date.

In pursuing its investment objective, the fund's management has the discretion to purchase some securities that do not meet its normal investment criteria, as described above, when it perceives an unusual opportunity for gain. These special situations might arise when the portfolio's management believes a security could increase in value for a variety of reasons including a change in management, an extraordinary corporate event, or a temporary imbalance in the supply of or demand for the securities.

The fund holds a certain portion of its assets in money market reserves which can consist of shares of the T. Rowe Price Reserve Investment Fund (or any other internal T. Rowe Price money market fund) as well as U.S. and foreign dollar-denominated money market securities, including repurchase agreements, in the two highest rating categories, maturing in one year or less.

The fund may sell securities for a variety of reasons such as to secure gains, limit losses or redeploy assets into more promising opportunities.

The fund is authorized to use all of the various investment strategies (including options, futures, currency and other derivatives transactions) referred to under "Hedging and Other Strategic Transactions" in the Statement of Additional Information.

In abnormal market conditions, the fund may temporarily invest extensively in cash and cash equivalents for defensive purposes. In taking these measures, the fund might not achieve its investment goal.

[GRAPHIC]

PAST PERFORMANCE

The graph shows how the fund's total return has varied from year to year, while the table shows performance of Class NAV shares over time (along with a broad-based market index for reference). This information may help provide an indication of the fund's risks. For periods prior to October __, 2005, the date on which the fund commenced operations, historical performance of the fund's shares is based on the performance of the shares of the fund's predecessor John Hancock Trust ("JHT") portfolio, the Health Sciences Trust, as indicated in the note to the table. All figures assume dividend reinvestment. Past performance does not indicate future results.

CLASS NAV, TOTAL RETURNS

Best Quarter: Q2 '03, 18.13%
Worst Quarter: Q2 '02, -15.78%

INDEXES (reflect no fees or taxes)

LIPPER HEALTH/BIOTECHNOLOGY FUNDS INDEX -- an unmanaged index of a small number of the largest qualifying mutual funds in the investment category.

CLASS NAV CALENDAR YEAR TOTAL RETURNS

[BAR CHART]

 2002   2003   2004
 ----   ----   ----
-27.2%  36.2%  15.3%

The year-to-date return as of September 30, 2005 is ____%.

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12-31-04 (A)

                                          1 YEAR   SINCE INCEPTION
                                          ------   ---------------
Class NAV                                 15.31%        5.99%
Lipper Health/Biotechnology Funds Index   11.74%        2.92%

----------
(a) For periods prior to October __, 2005, performance is based on the performance of the fund's predecessor JHT portfolio which commenced operations on April 30, 2001. The performance of Class NAV shares is based on the performance of NAV shares of the predecessor portfolio. The NAV shares of the predecessor portfolio commenced operations on April 29, 2005, and their performance for periods prior to that date includes the performance of the portfolio's Series I shares. The NAV shares had (and the Class NAV shares have) lower expenses than the Series I shares. Performance would be higher if adjusted for these lower expenses.

[GRAPHIC]

MAIN RISKS

     - EQUITY SECURITIES RISK. Stock markets are volatile, and the price of equity securities such as common and preferred stocks (and their equivalents) will fluctuate. The value of equity securities purchased by the fund could decline if the financial condition of the companies in which the fund invests decline or if overall market and economic conditions deteriorate.

     - SECTOR RISK. The fund concentrates its investments in the health sciences sector, a comparatively narrow segment of the economy, and therefore may experience greater volatility than funds investing in a broader range of industries. In addition, companies in this sector may be subject to additional risks such as increased competition within the sector, changes in legislation or government regulations affecting the sector and product liability.

     - FOREIGN SECURITIES RISK. Foreign securities involve special risks, including potentially unfavorable currency exchange rates, limited government regulation (including less stringent investor protection and disclosure standards) and exposure to possible economic, political and social instability. To the extent the fund invests in emerging market countries, it's foreign securities risk will be higher.

     - NON-DIVERSIFICATION RISK. The fund is non-diversified and may invest a high percentage of its assets in the securities of a small number of companies. This may result in more volatile performance relative to more diversified funds. The less diversified a fund's holdings are, the more a specific stock's poor performance is likely to affect its performance.

     - DERIVATIVES RISK. The fund's use of certain derivative instruments (such as options, futures and swaps) could produce disproportionate gains or losses. Derivatives are generally considered more risky than direct investments and, in a down market, could become harder to value or sell at a fair price.

[GRAPHIC]

YOUR EXPENSES

Operating expenses are paid from the fund's assets, and therefore are paid by shareholders indirectly.

ANNUAL OPERATING EXPENSES               CLASS NAV
-------------------------               ---------
Management fee (a)                        1.05%
Distribution and service (12b-1) fees       --
Other expenses (b)                        0.15%
Total fund operating expenses (a)         1.20%

----------
(a) The Adviser has voluntarily agreed to waive a portion of its advisory fee for the Blue Chip Growth Fund, Equity-Income Fund, Health Sciences Fund, Science & Technology Fund, Small Company Value Fund and Spectrum Income Fund. The waiver is based on the combined assets of these funds and the following series of John Hancock Trust: the Blue Chip Growth Trust, Equity-Income Trust, Health Sciences Trust, Science & Technology Trust, Small Company Value Trust and Spectrum Income Trust. The percentage fee reduction, which applies to the advisory fee of each fund, is increased once these combined assets exceed specified amounts. If this waiver were reflected in the table, the advisory fee and the total fund operating expenses for the fund would be 1.02% and 1.17%, respectively. This voluntary waiver may be terminated at any time.

(b)  Based on estimated amounts for the current fiscal year.

The hypothetical example below shows what your expenses would be if you invested $10,000 over the time periods indicated, assuming you reinvested all distributions and that the average annual return was 5%. The example is for comparison only, and does not represent the fund's actual expenses and returns, either past or future.

EXPENSE EXAMPLES   YEAR 1   YEAR 3   YEAR 5   YEAR 10
----------------   ------   ------   ------   -------
Class NAV           $123     $382     $661     $1,458

PORTFOLIO MANAGER

The chair of T. Rowe Price's advisory committee for the fund and its predecessor and the year he joined the fund team are:

Kris H. Jenner, M.D., D. Phil. (2001)

See page __ for subadviser information and management biographies.

FUND CODES

CLASS NAV   Ticker
            CUSIP
            Newspaper
            SEC number
            JH II fund number

NATURAL RESOURCES FUND

SUBADVISER: Wellington Management Company, LLP ("Wellington Management")

[GRAPHIC]

GOAL AND STRATEGY

The fund seeks long-term total return. To pursue this goal, the fund invests, under normal market conditions, primarily in equity and equity-related securities of natural resource-related companies worldwide.

Under normal market conditions, the fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity and equity-related securities of natural resource-related companies worldwide that are expected to benefit from rising demand for natural resources and natural resource-based products and services. Natural resource-related companies include companies that own or develop energy, metals, forest products and other natural resources, or supply goods and services to such companies. The fund invests in the following four major areas, with "normal" allocations as indicated:

(1) Energy - 60%. This sector includes companies engaged in exploration, extraction, servicing, processing, distribution and transportation of oil, natural gas and other energy sources.

(2) Metals and Mining - 30%. This sector includes companies engaged in exploration, mining, processing, fabrication, marketing or distribution of precious and non-precious metals and minerals.

(3) Forest Products and (4) Other Natural Resources-Based Companies - 10% (collectively). The forest products sector includes timber, pulp and paper product companies. The other natural resources area consists of companies engaged in producing, processing and distributing agricultural products, fertilizer, and miscellaneous raw materials.

The "normal" sub-sector allocation reflects Wellington Management's view on availability and relative attractiveness of investment opportunities within the natural resources sector. The fund's sector allocation might differ significantly from this "normal" allocation at any specific point in time.

Wellington Management uses a value-based approach to invest in a broad range of natural resources sectors. Wellington Management utilizes a moderate rotation among sectors in conjunction with bottom-up stock selection. Under normal conditions, the fund is fully invested.

Natural resources companies often operate in countries that are different from the country in which their securities trade. Country allocation is primarily a result of the sector and security selection; however, a key element of Wellington Management's analysis is understanding the economic and political dynamics of each of these countries. The fund may invest without limitation in foreign securities. The fund utilizes currency hedging to protect the value of the fund's assets when Wellington Management deems it advisable to do so.

Wellington Management utilizes fundamental research to identify companies with the best growth prospects and relative values. A large number of companies worldwide in the relevant sub-sectors are monitored and stocks are added or deleted from the portfolio on the basis of relative attractiveness. Wellington Management uses a variety of tools such as income statement and balance sheet analysis, cash flow projections and asset value calculations to analyze companies. Particularly in the oil and gas industry, specific accounting issues play an important role.

Benchmark. The custom natural resources benchmark will consist of: 60% MSCI World Energy Sources and Equipment & Services, 30% MSCI World Metals and Mining and 10% MSCI World Forest Products & Paper.

The fund is authorized to use all of the various investment strategies (including options, futures, currency and other derivatives transactions) referred to under "Hedging and Other Strategic Transactions" in the Statement of Additional Information.

In abnormal market conditions, the fund may temporarily invest extensively in cash and cash equivalents for defensive purposes. In taking these measures, the fund might not achieve its investment goal.

[GRAPHIC]

PAST PERFORMANCE

The graph shows how the fund's total return has varied from year to year, while the table shows performance of Class NAV shares over time (along with a broad-based market index for reference). This information may help provide an indication of the fund's risks. For periods prior to October __, 2005, the date on which the fund commenced operations, historical performance of the fund's shares is based on the performance of the shares of the fund's predecessor John Hancock Trust ("JHT") portfolio, the Natural Resources Trust, as indicated in the note to the table. All figures assume dividend reinvestment. Past performance does not indicate future results.

CLASS NAV, TOTAL RETURNS

Best Quarter: Q4 '03, 23.63%
Worst Quarter: Q2 '04, -0.30%

INDEXES (reflect no fees or taxes)

LIPPER NATURAL RESOURCES FUNDS INDEX -- an unmanaged index that measures the performance of the 30 largest mutual funds classified by Lipper as investing at least 65% of their equity commitment in natural resource stocks

COMBINATION INDEX -- comprised of 60% MSCI World Energy Index, 30% MSCI World Metals & Mining Index, and 10% MSCI World Paper & Forest Products Index.

CLASS NAV CALENDAR YEAR TOTAL RETURNS

[BAR CHART]

2004
----
24.3%

The year-to-date return as of September 30, 2005 is ____%.

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12-31-04 (A)

                                                1 YEAR   SINCE INCEPTION
                                                ------   ---------------
Class NAV                                       24.32%        42.09%
Lipper Natural Resources Funds Index            35.25%        38.51%
Combination Index                               23.04%        39.80%

----------
(a) For periods prior to October __, 2005, performance is based on the performance of the fund's predecessor JHT portfolio which commenced operations on May 1, 2003. The performance of Class NAV shares is based on the performance of NAV shares of the predecessor portfolio. The NAV shares of the predecessor portfolio commenced operations on April 29, 2005, and their performance for periods prior to that date includes the performance of the portfolio's Series I shares. The NAV shares had (and the Class NAV shares have) lower expenses than the Series I shares. Performance would be higher if adjusted for these lower expenses.

[GRAPHIC]

MAIN RISKS

     - EQUITY SECURITIES RISK. Stock markets are volatile, and the price of equity securities such as common and preferred stocks (and their equivalents) will fluctuate. The value of equity securities purchased by the fund could decline if the financial condition of the companies in which the fund invests decline or if overall market and economic conditions deteriorate.

     - SECTOR RISK. The fund concentrates its investments in natural resources related companies, a comparatively narrow segment of the economy, and therefore may experience greater volatility than funds investing in a broader range of industries. In addition, companies in this sector may be affected by international political and economic developments, energy conservation, success of exploration projects and tax and other governmental regulations.

     - FOREIGN SECURITIES RISK. Foreign securities involve special risks, including potentially unfavorable currency exchange rates, limited government regulation (including less stringent investor protection and disclosure standards) and exposure to possible economic, political and social instability.

     - NON-DIVERSIFICATION RISK. The fund is non-diversified and may invest a high percentage of its assets in the securities of a small number of companies. This may result in more volatile performance relative to more diversified funds. The less diversified a fund's holdings are, the more a specific stock's poor performance is likely to affect its performance.

     - DERIVATIVES RISK. The fund's use of certain derivative instruments (such as options, futures and swaps) could produce disproportionate gains or losses. Derivatives are generally considered more risky than direct investments and, in a down market, could become harder to value or sell at a fair price.

[GRAPHIC]

YOUR EXPENSES

Operating expenses are paid from the fund's assets, and therefore are paid by shareholders indirectly.

ANNUAL OPERATING EXPENSES               CLASS NAV
-------------------------               ---------
Management fee                            1.00%
Distribution and service (12b-1) fees       --
Other expenses (a)                        0.06%
Total fund operating expenses             1.06%

----------
(a)  Based on estimated amounts for the current fiscal year.

The hypothetical example below shows what your expenses would be if you invested $10,000 over the time periods indicated, assuming you reinvested all distributions and that the average annual return was 5%. The example is for comparison only, and does not represent the fund's actual expenses and returns, either past or future.

EXPENSE EXAMPLES   YEAR 1   YEAR 3   YEAR 5   YEAR 10
----------------   ------   ------   ------   -------
Class NAV           $108     $338     $586     $1,296

PORTFOLIO MANAGERS

The Wellington Management portfolio managers for the fund and its predecessor and the year each joined the fund team are:

James A. Bevilacqua (2003)
Karl E. Bandtel (2003)

See page __ for subadviser information and management biographies.

FUND CODES

CLASS NAV   Ticker              JHNRX
            CUSIP               47803V135
            Newspaper
            SEC number
            JH II fund number

REAL ESTATE SECURITIES FUND

SUBADVISER: Deutsche Asset Management, Inc. ("DeAM")

[GRAPHIC]

GOAL AND STRATEGY

The fund seeks to achieve a combination of long-term capital appreciation and current income. To pursue this goal, the fund invests, under normal market conditions, at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of real estate investment trusts ("REITs") and real estate companies. Equity securities include common stock preferred stock and securities convertible into common stock.

A company is considered to be a real estate company if, in the opinion of DeAM, at least 50% of its revenues or 50% of the market value of its assets at the time its securities are purchased by the fund are attributed to the ownership, construction, management or sale of real estate.

DeAM looks for real estate securities it believes will provide superior returns to the fund, and attempts to focus on companies with the potential for stock price appreciation and a record of paying dividends.

To find these issuers, DeAM tracks economic conditions and real estate market performance in major metropolitan areas and analyzes performance of various property types within those regions. To perform this analysis, it uses information from a nationwide network of real estate professionals to evaluate the holdings of real estate companies and REITs in which the portfolio may invest. Its analysis also includes the companies' management structure, financial structure and business strategy. The goal of these analyses is to determine which of the issuers DeAM believes will be the most profitable to the portfolio. DeAM also considers the effect of the real estate securities markets in general when making investment decisions. DeAM does not attempt to time the market.

Description of REITs. A REIT invest primarily in income-producing real estate or makes loans to persons involved in the real estate industry.

Some REITs, called equity REITs, buy real estate and pay investors income from the rents received from the real estate owned by the REIT and from any profits on the sale of its properties. Other REITs, called mortgage REITs, lend money to building developers and other real estate companies and pay investors income from the interest paid on those loans. There are also hybrid REITs which engage in both owning real estate and making loans.

If a REIT meets certain requirements, it is not taxed on the income it distributes to its investors.

The fund may realize some short-term gains or losses if DeAM chooses to sell a security because it believes that one or more of the following is true:

-    A security is not fulfilling its investment purpose;

-    A security has reached its optimum valuation; or

-    A particular company or general economic conditions have changed.

Based on its recent practices, DeAM expects that the fund's assets will be invested primarily in equity REITs. In changing market conditions, the fund may invest in other types of REITs.

Other Investments. When DeAM believes that it is prudent, the fund may invest a portion of its assets in other types of securities. These securities may include convertible securities, short-term securities, bonds, notes, securities of companies not principally engaged in the real estate industry, non-leveraged stock index futures contracts and other similar securities. (Stock index futures contracts, can help the portfolio's cash assets remain liquid while performing more like stocks.)

The fund may invest up to 10% of its total assets in securities of foreign real estate companies.

To meet redemption requests or pending investment of its assets or during unusual market conditions, the fund may place all or a portion of its assets in liquid, high grade fixed income securities such as money market instruments, certificates of deposit, commercial paper, short-term corporate debt securities, variable rate demand notes, governments securities and repurchase agreements. To the extent the fund is in a defensive position, the ability to achieve its investment objective will be limited.

The fund is authorized to use all of the various investment strategies (including options, futures, currency and other derivatives transactions) referred to under "Hedging and Other Strategic Transactions" in the Statement of Additional Information.

[GRAPHIC]

PAST PERFORMANCE

The graph shows how the fund's total return has varied from year to year, while the table shows performance of Class NAV shares over time (along with a broad-based market index for reference). This information may help provide an indication of the fund's risks. For periods prior to October __, 2005, the date on which the fund commenced operations, historical performance of the fund's shares is based on the performance of the shares of the fund's predecessor John Hancock Trust ("JHT") portfolio, the Real Estate Securities Trust, as indicated in the note to the table. All figures assume dividend reinvestment. Past performance does not indicate future results.

CLASS NAV, TOTAL RETURNS

Best Quarter: Q1 '91, 21.09%
Worst Quarter: Q3 '90, -11.18%

INDEXES (reflect no fees or taxes)

MORGAN STANLEY REIT INDEX -- an unmanaged index that measures the performance of the stocks of the most actively traded Real Estate Investment Trusts

CLASS NAV CALENDAR YEAR TOTAL RETURNS

[BAR CHART]

1995   1996   1997    1998   1999   2000   2001   2002   2003   2004
----   ----   ----   -----   ----   ----   ----   ----   ----   ----
15.1%  34.7%  18.4%  -16.4%  -8.0%  25.7%   3.2%   2.6%  39.2%  32.0%

The year-to-date return as of September 30, 2005 is ____%.

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12-31-04 (A)

                                        1 YEAR   5 YEARS   10 YEARS
                                        ------   -------   --------
Class NAV                               32.04%    19.57%    13.18%
Morgan Stanley REIT Index               31.48%    21.75%    14.46%

----------
(a) For periods prior to October __, 2005, performance is based on the performance of the fund's predecessor JHT portfolio which commenced operations on April 30, 1987. The performance of Class NAV shares is based on the performance of NAV shares of the predecessor portfolio. The NAV shares of the predecessor portfolio commenced operations on April 29, 2005, and their performance for periods prior to that date includes the performance of the portfolio's Series I shares. The NAV shares had (and the Class NAV shares have) lower expenses than the Series I shares. Performance would be higher if adjusted for these lower expenses. On November 25, 2002, the predecessor portfolio changed its subadviser. Performance reflects results prior to this change.

[GRAPHIC]

MAIN RISKS

     - REAL ESTATE SECURITIES RISK. REITs or other real estate-related securities are subject to the risks associated with direct ownership of real estate, including declines in the value of real estate, risks related to general and local economic conditions, increases in property taxes and operating expenses, changes in zoning laws, changes in interest rates, and liabilities resulting from environmental problems. Equity and mortgage REITs are dependant on management skills and generally are not diversified. They could also fail to qualify for tax-free pass-through of income under the Internal Revenue Code or to maintain their exemptions under the 1940 Act. Mortgage REITs may be affected by the quality of any credit extended.

     - EQUITY SECURITIES RISK. Stock markets are volatile, and the price of equity securities such as common and preferred stocks (and their equivalents) will fluctuate. The value of equity securities purchased by the fund could decline if the financial condition of the companies in which the fund invests decline or if overall market and economic conditions deteriorate.

     - SECTOR RISK. The fund concentrates its investments in real estate-related companies, a comparatively narrow segment of the economy, and therefore may experience greater volatility than funds investing in a broader range of industries. In addition, companies in this sector may be subject to additional risks such as increased competition within the sector or changes in legislation or government regulations affecting the sector.

     - FOREIGN SECURITIES RISK. Foreign securities involve special risks, including potentially unfavorable currency exchange rates, limited government regulation (including less stringent investor protection and disclosure standards) and exposure to possible economic, political and social instability.

     - NON-DIVERSIFICATION RISK. The fund is non-diversified and may invest a high percentage of its assets in the securities of a small number of companies. This may result in more volatile performance relative to more diversified funds. The less diversified a fund's holdings are, the more a specific stock's poor performance is likely to affect its performance.

     - DERIVATIVES RISK. The fund's use of certain derivative instruments (such as options, futures and swaps) could produce disproportionate gains or losses. Derivatives are generally considered more risky than direct investments and, in a down market, could become harder to value or sell at a fair price.

[GRAPHIC]

YOUR EXPENSES

Operating expenses are paid from the fund's assets, and therefore are paid by shareholders indirectly.

ANNUAL OPERATING EXPENSES               CLASS NAV
-------------------------               ---------
Management fee                            0.70%
Distribution and service (12b-1) fees       --
Other expenses (a)                        0.04%
Total fund operating expenses             0.74%

----------
(a)  Based on estimated amounts for the current fiscal year.

The hypothetical example below shows what your expenses would be if you invested $10,000 over the time periods indicated, assuming you reinvested all distributions and that the average annual return was 5%. The example is for comparison only, and does not represent the fund's actual expenses and returns, either past or future.

EXPENSE EXAMPLES   YEAR 1   YEAR 3   YEAR 5   YEAR 10
----------------   ------   ------   ------   -------
Class NAV            $76     $237     $413      $921

PORTFOLIO MANAGERS

The DeAM portfolio managers for the fund and its predecessor and the year each joined the fund team are:

John F. Robertson, CFA (1997)
Jerry W. Ehlinger, CFA (2004)
Mark D. Zeisloft, CFA (1996)
John W. Vojticek (1999)

See page __ for subadviser information and management biographies.

FUND CODES

CLASS NAV   Ticker              JHREX
            CUSIP               47803X404
            Newspaper
            SEC number
            JH II fund number

SCIENCE & TECHNOLOGY FUND

SUBADVISER: T. Rowe Price Associates, Inc. ("T. Rowe Price")

[GRAPHIC]

GOAL AND STRATEGY

The fund seeks long-term growth of capital. Current income is incidental to the fund's objective. To pursue this goal, the fund invests, under normal market conditions, at least 80% of its net assets (plus any borrowings for investment purposes) in common stocks of companies expected to benefit from the development, advancement, and/or use of science and technology. Some industries likely to be represented in the portfolio include:

     -    computers including hardware, software and electronic components

     -    telecommunications

     -    media and information services

     -    environmental services

     -    e-commerce

     -    life sciences and health care, including

     -    pharmaceuticals, medical devices, and biotechnology

     -    chemicals and synthetic materials

     -    defense and aerospace

While most of the fund's assets are invested in U.S. common stocks, the fund may also purchase other types of securities, including U.S. and non U.S. dollar denominated foreign securities, convertible stocks and bonds, and warrants in keeping with its objectives.

Stock selection for the fund generally reflects a growth approach based on an assessment of a company's fundamental prospects for above-average earnings, rather than on a company's size. As a result, portfolio holdings can range from securities of small companies developing new technologies to securities of blue chip firms with established track records of developing and marketing technological advances. The fund may also invest in companies that are expected to benefit from technological advances even if they are not directly involved in research and development. The fund may invest in suitable technology companies through initial public offerings.

The fund holds a certain portion of its assets in money market reserves which can consist of shares of the T. Rowe Price Reserve Investment Fund (or any other internal T. Rowe Price money market fund) as well as U.S. and foreign dollar-denominated money market securities, including repurchase agreements, in the two highest rating categories, maturing in one year or less.

The fund may sell securities for a variety of reasons such as to secure gains, limit losses or redeploy assets into more promising opportunities.

The fund may invest up to 10% of its total assets in hybrid instruments. Hybrid instruments are a type of high-risk derivative which can combine the characteristics of securities, futures and options.

In pursuing its investment objective, the fund's management has the discretion to purchase some securities that do not meet its normal investment criteria, as described above, when it perceives an unusual opportunity for gain. These special situations might arise when the fund's management believes a security could increase in value for a variety of reasons including a change in management, an extraordinary corporate event, or a temporary imbalance in the supply of or demand for the securities.

The fund is authorized to use all of the various investment strategies (including options, futures, currency and other derivatives transactions) referred to under "Hedging and Other Strategic Transactions" in the Statement of Additional Information.

In abnormal market conditions, the fund may temporarily invest extensively in cash and cash equivalents for defensive purposes. In taking these measures, the fund might not achieve its investment goal.

[GRAPHIC]

PAST PERFORMANCE

The graph shows how the fund's total return has varied from year to year, while the table shows performance of Class NAV shares over time (along with a broad-based market index for reference). This information may help provide an indication of the fund's risks. For periods prior to October __1, 2005, the date on which the fund commenced operations, historical performance of the fund's shares is based on the performance of the shares of the fund's predecessor John Hancock Trust ("JHT") portfolio, the Science & Technology Trust, as indicated in the note to the table. All figures assume dividend reinvestment. Past performance does not indicate future results.

CLASS NAV, TOTAL RETURNS

Best Quarter: Q4 '98, 47.10%
Worst Quarter: Q3 '01, -40.43%

INDEXES (reflect no fees or taxes)

LIPPER SCIENCE AND TECHNOLOGY FUNDS INDEX -- an unmanaged index that measures the performance of a small number of the largest mutual funds in the investment category.

CLASS NAV CALENDAR YEAR TOTAL RETURNS

[BAR CHART]

1997   1998   1999    2000    2001    2002   2003   2004
----   ----   ----    ----    ----    ----   ----   ----
10.7%  43.3%  95.5%  -34.1%  -41.3%  -40.8%  50.4%  0.9%

The year-to-date return as of September 30, 2005 is ____%.

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12-31-04 (A)

                                                                 SINCE
                                            1 YEAR   5 YEARS   INCEPTION
                                            ------   -------   ---------
Class NAV                                    0.87%   -19.02%     1.22%
Lipper Science and Technology Funds Index    4.12%   -15.92%     4.52%

----------
(a) For periods prior to October __, 2005, performance is based on the performance of the fund's predecessor JHT portfolio which commenced operations on January 1, 1997. The performance of Class NAV shares is based on the performance of NAV shares of the predecessor portfolio. The NAV shares of the predecessor portfolio commenced operations on April 29, 2005, and their performance for periods prior to that date includes the performance of the portfolio's Series I shares. The NAV shares had (and the Class NAV shares have) lower expenses than the Series I shares. Performance would be higher if adjusted for these lower expenses.

[GRAPHIC]

MAIN RISKS

     - EQUITY SECURITIES RISK. Stock markets are volatile, and the price of equity securities such as common and preferred stocks (and their equivalents) will fluctuate. The value of equity securities purchased by the fund could decline if the financial condition of the companies in which the fund invests decline or if overall market and economic conditions deteriorate.

     - SECTOR RISK. The fund concentrates its investments in the science and technology sector, a comparatively narrow segment of the economy, and therefore may experience greater volatility than funds investing in a broader range of industries. The products and services of companies in the science and technology sector may not prove commercially successful or may become obsolete quickly. In addition, companies in this sector may be subject to additional risks such as increased competition within the sector and changes in legislation or government regulations affecting the sector.

     - INTERNET RELATED INVESTMENTS RISK. Companies engaged in Internet-related activities are particularly vulnerable to (a) rapidly changing technology, (b) extensive government regulation and (c) relatively high risk of obsolescence caused by scientific and technological advances. In addition, such companies may be difficult to value, and many have high share prices relative to their earnings which may not be sustainable over the long-term. Moreover, many Internet companies are not yet profitable and will need additional financing to continue their operations; there can be no guarantee that such financing will be available.

     - SMALL CAP STOCK RISK. The fund's investments in smaller companies may be subject to more erratic price movements than investments in larger, more established companies. Small cap companies may be developing or marketing new products or services for which markets are not yet and may never become established. While small, unseasoned companies may offer greater opportunities for capital growth than larger, more established companies, they also involve greater risks and should be considered speculative.

     - FOREIGN SECURITIES RISK. Foreign securities involve special risks, including potentially unfavorable currency exchange rates, limited government regulation (including less stringent investor protection and disclosure standards) and exposure to possible economic, political and social instability. To the extent the fund invests in emerging market countries, it's foreign securities risk will be higher.

     - FIXED-INCOME SECURITIES RISK. Fixed-income securities or bonds are subject to credit risk and interest rate risk. The credit rating of bonds in the fund's portfolio could be downgraded or the issuer of a bond could default on its obligations. In general, lower-rated fixed-income securities involve more credit risk. When interest rates rise, bond prices generally fall.

     - DERIVATIVES RISK. The fund's use of certain derivative instruments (such as options, futures and swaps) could produce disproportionate gains or losses. Derivatives are generally considered more risky than direct investments and, in a down market, could become harder to value or sell at a fair price.

[GRAPHIC]

YOUR EXPENSES

Operating expenses are paid from the fund's assets, and therefore are paid by shareholders indirectly.

ANNUAL OPERATING EXPENSES               CLASS NAV
-------------------------               ---------
Management fee (a)                        1.05%
Distribution and service (12b-1) fees       --
Other expenses (b)                        0.07%
Total fund operating expenses (a)         1.12%

----------
(a) The Adviser has voluntarily agreed to waive a portion of its advisory fee for the Blue Chip Growth Fund, Equity-Income Fund, Health Sciences Fund, Science & Technology Fund, Small Company Value Fund and Spectrum Income Fund. The waiver is based on the combined assets of these funds and the following series of John Hancock Trust: the Blue Chip Growth Trust, Equity-Income Trust, Health Sciences Trust, Science & Technology Trust, Small Company Value Trust and Spectrum Income Trust. The percentage fee reduction, which applies to the advisory fee of each fund, is increased once these combined assets exceed specified amounts. If this waiver were reflected in the table, the advisory fee and the total fund operating expenses for the fund would be 1.02% and 1.09%, respectively. This voluntary waiver may be terminated at any time.

(b)  Based on estimated amounts for the current fiscal year.

The hypothetical example below shows what your expenses would be if you invested $10,000 over the time periods indicated, assuming you reinvested all distributions and that the average annual return was 5%. The example is for comparison only, and does not represent the fund's actual expenses and returns, either past or future.

EXPENSE EXAMPLES   YEAR 1   YEAR 3   YEAR 5   YEAR 10
----------------   ------   ------   ------   -------
Class NAV           $115     $357     $619     $1,368

PORTFOLIO MANAGER

The chair of T. Rowe Price's advisory committee for the fund and its predecessor and the year he joined the fund team are:

Michael F. Sola, CFA (2002)

See page __ for subadviser information and management biographies.

FUND CODES

CLASS NAV   Ticker
            CUSIP
            Newspaper
            SEC number
            JH II fund number

UTILITIES FUND

SUBADVISER: Massachusetts Financial Services Company ("MFS")

[GRAPHIC]

GOAL AND STRATEGY

The fund seeks capital growth and current income (income above that available from a portfolio invested entirely in equity securities). To pursue this goal, the fund invests, under normal market conditions, at least 80% of its net assets in securities of companies in the utilities industry. Securities in the utilities industry may include equity and debt securities of domestic and foreign companies.

MFS considers a company to be in the utilities industry if, at the time of investment, MFS determines that a substantial portion (i.e., at least 50%) of the company's assets or revenues are derived from one or more utilities. Securities selection is not based upon the sector of the utilities industry a company is in (i.e., electric, gas, telecommunications) or upon a company's geographic region.

Equity Investments. The fund may invest in equity securities, including common stocks and related securities, such as preferred stocks, convertible securities and depositary receipts. MFS uses a bottom-up, as opposed to a top-down, investment style in managing the equity-oriented funds (including the equity portion of the fund) it advises. This means that securities are selected based upon fundamental analysis (such as an analysis of earnings, cash flows, competitive position and management's abilities) performed by the portfolio manager of the portfolio and MFS' large group of equity research analysts. In performing this analysis and selecting securities for the portfolio, MFS places particular emphasis on each of the following factors:

     -    the current regulatory environment;

     -    the strength of the company's management team; and

     - the company's growth prospects and valuation relative to its long-term potential.

Equity securities may be listed on a securities exchange or traded in the over-the-counter markets.

As noted above, the fund's investments in equity securities include convertible securities. A convertible security is a security that may be converted within a specified period of time into a certain amount of common stock of the same or a different issuer. A convertible security generally provides:

     -    a fixed income stream, and

     - the opportunity, through its conversion feature, to participate in an increase in the market price of the underlying common stock.

Fixed Income Investments. The fund invests in the following fixed income securities:

     - corporate bonds, which are bonds or other debt obligations issued by corporations or similar entities, including up to 20% of its total assets lower rated bonds, commonly known as junk bonds;

     -    mortgage-back securities and asset-back securities; and

     - U.S. government securities, which are bonds or other debt obligations issued by, or whose principal and interest payments are guaranteed by, the U.S. government or one of its agencies or instrumentalities.

In selecting fixed income investments for the fund, MFS considers the views of its large group of fixed income portfolio managers and research analysts. This group periodically assesses the three-month total return outlook for various segments of the fixed income markets. This three-month "horizon" outlook is used by the portfolio manager(s) of MFS' fixed income oriented funds (including the fixed income portion of the fund) as a tool in making or adjusting the fund's asset allocations to these various segments of the fixed income markets. In assessing the credit quality of fixed income securities, MFS does not rely solely on the credit ratings assigned by credit rating agencies, but rather performs its own independent credit analysis.

Foreign Securities. The fund may invest up to 35% of its total assets in foreign securities (including emerging markets securities, Brady bonds and depositary receipts) such as:

     -    Equity securities of foreign companies in the utilities industry;

     - Fixed income securities of foreign companies in the utilities industry; and

     -    Fixed income securities issued by foreign governments.

The fund may have exposure to foreign currencies through its investments in foreign securities, direct holdings of foreign currencies or use of foreign currency exchange contracts for the purchase or sale of a fixed quantity of a foreign currency at a future date.

General. The fund may also invest to a limited extent in: (a) municipal bonds,
(b) variable and floating rate obligations, (c) zero coupon bonds, deferred interest bonds and PIK bonds, (d) investment companies, (e) restricted securities and (f) indexed/structured securities.

The fund may engage in active and frequent trading to achieve its principal investment strategies which will increase transaction costs.

The fund is authorized to use all of the various investment strategies (including options, futures, currency and other derivatives transactions) referred to under "Hedging and Other Strategic Transactions" in the Statement of Additional Information.

In abnormal market conditions, the fund may temporarily invest extensively in cash and cash equivalents for defensive purposes. In taking these measures, the fund might not achieve its investment goal.

[GRAPHIC]

PAST PERFORMANCE

The graph shows how the fund's total return has varied from year to year, while the table shows performance of Class NAV shares over time (along with a broad-based market index for reference). This information may help provide an indication of the fund's risks. For periods prior to October __, 2005, the date on which the fund commenced operations, historical performance of the fund's shares is based on the performance of the shares of the fund's predecessor John Hancock Trust ("JHT") portfolio, the Utilities Trust, as indicated in the note to the table. All figures assume dividend reinvestment. Past performance does not indicate future results.

CLASS NAV, TOTAL RETURNS

Best Quarter: Q2 '03, 19.87%
Worst Quarter: Q3 '01, -17.95%

INDEX (reflects no fees or taxes)

S&P UTILITIES INDEX -- an unmanaged index that measures the performance of stocks issued by selected utilities companies.

CLASS NAV CALENDAR YEAR TOTAL RETURNS

[BAR CHART]

 2002   2003   2004
-----   ----   ----
-23.5%  34.5%  29.4%

The year-to-date return as of September 30, 2005 is ____%.

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12-31-04 (A)

                                 SINCE
                      1 YEAR   INCEPTION
                      ------   ---------
Class NAV             29.42%     -0.13%
S&P Utilities Index   24.28%     -6.65%

----------
(a) For periods prior to October __, 2005, performance is based on the performance of the fund's predecessor JHT portfolio which commenced operations on April 30, 2001. The performance of Class NAV shares is based on the performance of NAV shares of the predecessor portfolio. The NAV shares of the predecessor portfolio commenced operations on April 29, 2005, and their performance for periods prior to that date includes the performance of the portfolio's Series I shares. The NAV shares had (and the Class NAV shares have) lower expenses than the Series I shares. Performance would be higher if adjusted for these lower expenses.

[GRAPHIC]

MAIN RISKS

     - EQUITY SECURITIES RISK. Stock markets are volatile, and the price of equity securities such as common and preferred stocks (and their equivalents) will fluctuate. The value of equity securities purchased by the fund could decline if the financial condition of the companies in which the fund invests decline or if overall market and economic conditions deteriorate.

     - SECTOR RISK. The fund concentrates its investments in the utilities industry, a comparatively narrow segment of the economy, and therefore may experience greater volatility than funds investing in a broader range of industries. Many utility companies, especially gas, electric and other energy-related utility companies, are subject to various uncertainties, including risks of increases in fuel costs, costs and delays resulting from environmental and safety regulations, the potential impact of natural or man-made disasters and difficulty in obtaining adequate returns on invested capital. In addition, companies in this sector may be subject to additional risks such as increased competition within the sector and changes in legislation or government regulations affecting the sector.

     - FIXED-INCOME SECURITIES RISK. Fixed-income securities or bonds are subject to credit risk and interest rate risk. The credit rating of bonds in the fund's portfolio could be downgraded or the issuer of a bond could default on its obligations. In general, lower-rated fixed-income securities involve more credit risk. When interest rates rise, bond prices generally fall.

     - HIGH YIELD SECURITIES RISK. Fixed-income securities that are not investment grade are commonly referred to as high yield securities or "junk bonds." These securities offer a potentially higher yield than other, higher rated securities, but they carry a greater degree of risk and are considered speculative by the major credit rating agencies.

     - FOREIGN SECURITIES RISK. Foreign securities involve special risks, including potentially unfavorable currency exchange rates, limited government regulation (including less stringent investor protection and disclosure standards) and exposure to possible economic, political and social instability.

     - NON-DIVERSIFICATION RISK. The fund is non-diversified and may invest a high percentage of its assets in the securities of a small number of companies. This may result in more volatile performance relative to more diversified funds. The less diversified a fund's holdings are, the more a specific stock's poor performance is likely to affect its performance.

     - DERIVATIVES RISK. The fund's use of certain derivative instruments (such as options, futures and swaps) could produce disproportionate gains or losses. Derivatives are generally considered more risky than direct investments and, in a down market, could become harder to value or sell at a fair price.

[GRAPHIC]

YOUR EXPENSES

Operating expenses are paid from the fund's assets, and therefore are paid by shareholders indirectly.

ANNUAL OPERATING EXPENSES               CLASS NAV
-------------------------               ---------
Management fee                            0.85%
Distribution and service (12b-1) fees       --
Other expenses (a)                        0.29%
Total fund operating expenses             1.14%

----------
(a)  Based on estimated amounts for the current fiscal year.

The hypothetical example below shows what your expenses would be if you invested $10,000 over the time periods indicated, assuming you reinvested all distributions and that the average annual return was 5%. The example is for comparison only, and does not represent the fund's actual expenses and returns, either past or future.

EXPENSE EXAMPLES   YEAR 1   YEAR 3   YEAR 5   YEAR 10
----------------   ------   ------   ------   -------
Class NAV           $117     $363     $629     $1,390

PORTFOLIO MANAGERS

The MFS portfolio managers for the fund and its predecessor and the year each joined the fund team are:

Maura A. Shaughnessy (2001)
Albert D. Persons (2005)

See page __ for subadviser information and management biographies.

FUND CODES

CLASS NAV   Ticker
            CUSIP
            Newspaper
            SEC number
            JH II fund number

VALUE & RESTRUCTURING FUND

SUBADVISER: United States Trust Company ("U.S. Trust")

[GRAPHIC]

GOAL AND STRATEGY

The fund seeks long-term capital appreciation. To pursue this goal, the fund invests primarily (at least 65% of its assets) in common stocks of U.S. and, to a lesser extent, foreign companies whose share prices, in the opinion of the subadviser, do not reflect the economic value of company assets, but where the subadviser believes restructuring efforts or industry consolidation will serve to highlight true company values.

In choosing investments for the fund, U.S. Trust looks for companies as to which restructuring activities, such as consolidations, outsourcing, spin-offs or reorganizations (including investing in companies that have filed for protection from creditors under the U.S. Bankruptcy Code), will offer significant value to the issuer and increase its investment potential. The subadviser may select companies of any size for the fund, and the fund invests in a diversified group of companies across a number of different industries.

U.S. Trust will consider selling an investment of the fund if it determines that the investment is overpriced or if a particular investment or group of investments in the same industry is dominating the fund's portfolio.

The fund is authorized to use all of the various investment strategies (including options, futures, currency and other derivatives transactions) referred to under "Hedging and Other Strategic Transactions" in the Statement of Additional Information.

In abnormal market conditions, the fund may temporarily invest extensively in cash and cash equivalents for defensive purposes. In taking these measures, the fund might not achieve its investment goal.

[GRAPHIC]

PAST PERFORMANCE

Performance information is not presented for the fund because it commenced operations on October __, 2005 and has not yet completed a full calendar year of operations. Generally, performance may be expected to vary from year to year. Past performance, when presented, does not indicate future results.

[GRAPHIC]

MAIN RISKS

     - EQUITY SECURITIES RISK. Stock markets are volatile, and the price of equity securities such as common and preferred stocks (and their equivalents) will fluctuate. The value of equity securities purchased by the fund could decline if the financial condition of the companies in which the fund invests decline or if overall market and economic conditions deteriorate.

     - INVESTMENT CATEGORY RISK. The fund's strategy of investing in companies that the subadviser believes will benefit from restructuring or redeployment of assets carries the risk that an anticipated restructuring or business combination may fail to occur or may occur and fail to produce reasonably anticipated benefits. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility. Moreover, since the fund invests in common stock of such companies, its subordinated position to the holders of preferred stock and company creditors may result in a company's funds being exhausted before any payments are made to the fund.

     - INVESTMENT CATEGORY RISK. The fund's strategy of investing in value stocks carries the risk that in certain markets value stocks will underperform growth stocks.

     - SMALL/MID CAP STOCK RISK. The fund's investments in small-cap and mid-cap companies may be subject to more erratic price movements than investments in larger, more established companies. In particular, mid-sized companies may pose greater risk due to narrow product lines, limited financial resources, less depth in management or a limited trading market for their securities. Similarly, small cap companies may be developing or marketing new products or services for which markets are not yet and may never become established. While small, unseasoned companies may offer greater opportunities for capital growth than larger, more established companies, they also involve greater risks and should be considered speculative.

     - FOREIGN SECURITIES RISK. Foreign securities involve special risks, including potentially unfavorable currency exchange rates, limited government regulation (including less stringent investor protection and disclosure standards) and exposure to possible economic, political and social instability.

     - DERIVATIVES RISK. The fund's use of certain derivative instruments (such as options, futures and swaps) could produce disproportionate gains or losses. Derivatives are generally considered more risky than direct investments and, in a down market, could become harder to value or sell at a fair price.

[GRAPHIC]

YOUR EXPENSES

Operating expenses are paid from the fund's assets, and therefore are paid by shareholders indirectly.

ANNUAL OPERATING EXPENSES               CLASS NAV
-------------------------               ---------
Management fee                            0.85%
Distribution and service (12b-1) fees       --
Other expenses (a)                        0.05%
Total fund operating expenses             0.90%

----------
(a)  Based on estimated amounts for the current fiscal year.

The hypothetical example below shows what your expenses would be if you invested $10,000 over the time periods indicated, assuming you reinvested all distributions and that the average annual return was 5%. The example is for comparison only, and does not represent the fund's actual expenses and returns, either past or future.

EXPENSE EXAMPLES   YEAR 1   YEAR 3
----------------   ------   ------
Class NAV            $92     $288

PORTFOLIO MANAGERS

The U.S. Trust portfolio managers for the fund and the year each joined the fund team are:

David J. Williams (primary responsibility) (October 2005)
Timothy Evnin (October 2005)

See page __ for subadviser information and management biographies.

FUND CODES

CLASS NAV   Ticker              JHVSX
            CUSIP               47803X511
            Newspaper
            SEC number
            JH II fund number

                                   INDEX FUNDS

500 INDEX FUND

SUBADVISER: MFC Global Investment Management (U.S.A.) Limited ("MFC Global (U.S.A.)")

[GRAPHIC]

GOAL AND STRATEGY

The fund seeks to approximate the aggregate total return of a broad-based U.S. domestic equity market index. To pursue this goal, the fund invests, under normal market conditions, at least 80% of its net assets (plus any borrowings for investment purposes) in (a) the common stocks that are included in the S&P 500 Index* and (b) securities (which may or may not be included in the S&P 500 Index) that MFC Global (U.S.A.) believes as a group will behave in a manner similar to the index. As of August 31, 2005, the market capitalizations of companies included in the S&P 500 Index ranged from $540 million to $367.4 billion.

An index is an unmanaged group of securities whose overall performance is used as an investment benchmark. Indexes may track broad investment markets, such as the global equity market, or more narrow investment markets, such as the U.S. small cap equity market. In contrast to actively managed funds, which seek to outperform their respective benchmark indexes through research and analysis, index funds seek to mirror the performance of their target indexes, minimizing performance differences over time. The fund attempts to match the performance of the S&P 500 Index by: (a) holding all, or a representative sample, of the securities that comprise that index and/or (b) by holding securities (which may or may not be included in the index) that the subadviser believes as a group will behave in a manner similar to the index. However, an index fund has operating expenses and transaction costs, while a market index does not. Therefore, the fund, while it attempts to track its target index closely, typically will be unable to match the performance of the index exactly. The composition of an index changes from time to time, and MFC Global (U.S.A.) will reflect those changes in the composition of the fund's portfolio as soon as practicable.

The fund may invest in futures contracts and Depository Receipts. The fund may invest in derivatives (investments whose value is based on securities, indexes or currencies). A more complete description of these investment strategies appears under "Hedging and Other Strategic Transactions" in the Statement of Additional Information.

* "Standard & Poor's(R)," "S&P 500(R)," and "Standard & Poor's 500(R)" are trademarks of The McGraw-Hill Companies, Inc. The fund is not sponsored, endorsed, managed, advised, sold or promoted by this company, which makes no representation regarding the advisability of investing in the fund.

[GRAPHIC]

PAST PERFORMANCE

The graph shows how the fund's total return has varied from year to year, while the table shows performance of Class NAV shares over time (along with a broad-based market index for reference). This information may help provide an indication of the fund's risks. For periods prior to October __, 2005, the date on which the fund commenced operations, historical performance of the fund's shares is based on the performance of the shares of the fund's predecessor John Hancock Trust ("JHT") portfolio, the 500 Index Trust, as indicated in the note to the table. All figures assume dividend reinvestment. Past performance does not indicate future results.

CLASS NAV, TOTAL RETURNS

Best Quarter: Q2 '03, 15.32%
Worst Quarter: Q3 '02, -17.43%

INDEX (reflects no fees or taxes)

S&P 500 INDEX -- an unmanaged index comprised of 500 stocks chosen for market size, liquidity and industry group that is designed to reflect the risk/return characteristics of the universe of large-cap stocks.

CLASS NAV CALENDAR YEAR TOTAL RETURNS

[BAR CHART]

2001     2002   2003   2004
----     ----   ----   ----
-12.4%  -22.5%  28.0%  10.3%

The year-to-date return as of September 30, 2005 is ____%.

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12-31-04(A)

                1 YEAR   SINCE INCEPTION
                ------   ---------------
Class NAV       10.26%        -3.02%
S&P 500 Index   10.87%        -2.52%

----------
(a) For periods prior to October __, 2005, performance is based on the performance of the fund's predecessor JHT portfolio which commenced operations on May 1, 2000. The performance of Class NAV shares is based on the performance of NAV shares of the predecessor portfolio. The NAV shares of the predecessor portfolio commenced operations on April 29, 2005, and their performance for periods prior to that date includes the performance of the portfolio's Series I shares. The NAV shares had (and the Class NAV shares have) lower expenses than the Series I shares. Performance would be higher if adjusted for these lower expenses.

[GRAPHIC]

MAIN RISKS

     - INDEX MANAGEMENT RISK. Certain factors may cause the fund to track its target index less closely. For example, the subadviser may select securities that are not fully representative of the index, and the fund's transaction expenses, and the size and timing of the its cash flows, may result in the fund's performance being different than that of its index. Moreover, the fund will generally reflect the performance of its target index even when the index does not perform well.

     - EQUITY SECURITIES RISK. Stock markets are volatile, and the price of equity securities such as common and preferred stocks (and their equivalents) will fluctuate. The value of equity securities purchased by the fund could decline if the financial condition of the companies in which the fund invests decline or if overall market and economic conditions deteriorate.

     - DERIVATIVES RISK. The fund's use of certain derivative instruments (such as options, futures and swaps) could produce disproportionate gains or losses. Derivatives are generally considered more risky than direct investments and, in a down market, could become harder to value or sell at a fair price.

[GRAPHIC]

YOUR EXPENSES

Operating expenses are paid from the fund's assets, and therefore are paid by shareholders indirectly.

ANNUAL OPERATING EXPENSES               CLASS NAV
-------------------------               ---------
Management fee                            0.46%
Distribution and service (12b-1) fees       --
Other expenses (a)                        0.04%
Total fund operating expenses             0.50%

----------
(a)  Based on estimated amounts for the current fiscal year.

The hypothetical example below shows what your expenses would be if you invested $10,000 over the time periods indicated, assuming you reinvested all distributions and that the average annual return was 5%. The example is for comparison only, and does not represent the fund's actual expenses and returns, either past or future.

EXPENSE EXAMPLES   YEAR 1   YEAR 3   YEAR 5   YEAR 10
----------------   ------   ------   ------   -------
Class NAV            $51     $159     $277      $623

PORTFOLIO MANAGERS

The MFC Global (U.S.A.) portfolio managers for the fund and its predecessor and the year each joined the fund team are:

Carson Jen (2003)
Narayan Ramani, CFA (2003)

See page __ for subadviser information and management biographies.

FUND CODES

CLASS NAV   Ticker
            CUSIP
            Newspaper
            SEC number
            JH II fund number

BOND INDEX FUND

SUBADVISER: Declaration Management & Research LLC ("Declaration")

[GRAPHIC]

GOAL AND STRATEGY

The fund seeks to track the performance of the Lehman Brothers Aggregate Bond Index (which represents the U.S. investment grade bond market). To pursue this goal, the fund invests, under normal market conditions, at least 80% of its assets in securities listed in this index.

An index is an unmanaged group of securities whose overall performance is used as an investment benchmark. Indexes may track broad investment markets, such as the global equity market, or more narrow investment markets, such as the U.S. small cap equity market. In contrast to actively managed funds, which seek to outperform their respective benchmark indexes through research and analysis, index funds seek to mirror the performance of their target indexes, minimizing performance differences over time. The fund attempts to match the performance of the Lehman Brothers Aggregate Bond Index (the "Lehman Index") by holding a representative sample of the securities that comprise the Lehman Index. However, an index fund has operating expenses and transaction costs, while a market index does not. Therefore, the fund, while it attempts to track its target index closely, typically will be unable to match the performance of the index exactly. The Lehman Index composition may change from time to time. The subadviser will reflect those changes as soon as practicable.

The fund is an intermediate term bond fund of high and medium credit quality.

The subadviser employs a passive management strategy using quantitative techniques to select individual securities that provide a representative sample of the securities in the Lehman Index.

The Lehman Index consists of dollar denominated, fixed rate, investment grade debt securities with maturities generally greater than one year and outstanding par values of at least $200 million including:

     -    U.S. Treasury and agency securities;

     - Asset-backed and mortgage-backed securities, including mortgage pass-through securities and commercial mortgage-backed securities ("CMBS") and collateralized mortgage offerings ("CMOs");

     -    Corporate bonds, both U.S. and foreign (if dollar denominated); and

     -    Foreign government and agency securities (if dollar denominated).

The subadviser selects securities to match, as closely as practicable, the Lehman Index's duration, cash flow, sector, credit quality, callability and other key performance characteristics.

The fund may purchase other types of securities that are not primary investment vehicles. This would include, for example, certain derivatives (investments whose value is based on indexes or other securities).

The fund is authorized to use all of the various investment strategies (including options, futures, currency and other derivatives transactions) referred to under "Hedging and Other Strategic Transactions" in the Statement of Additional Information.

[GRAPHIC]

PAST PERFORMANCE

Performance information is not presented for the fund because it commenced operations on October __, 2005 and has not yet completed a full calendar year of operations. Generally, performance may be expected to vary from year to year. Past performance, when presented, does not indicate future results.

[GRAPHIC]

MAIN RISKS

     - INDEX MANAGEMENT RISK. Certain factors may cause the fund to track its target index less closely. For example, the subadviser may select securities that are not fully representative of the index, and the fund's transaction expenses, and the size and timing of the its cash flows, may result in the fund's performance being different than that of its index. Moreover, the fund will generally reflect the performance of its target index even when the index does not perform well.

     - CREDIT RISK. Fixed-income securities or bonds are subject to the risk that the issuer will not repay all or part of the principal borrowed and will not make all interest payments. Lower quality and longer maturity bonds will be subject to greater credit risk and price fluctuations than higher quality and shorter maturity bonds. Bonds held by the fund may be affected by unfavorable political, economic, or government developments that could affect the repayment of principal or the payment of interest

     - INTEREST RATE RISK. Fixed-income securities are affected by changes in interest rates. When interest rates decline, the market value of fixed-income securities generally will increase. Conversely, when interest rates rise, the market value of fixed-income securities will generally decrease. The longer the remaining maturity of instruments held by the fund, the more sensitive the fund is to interest rate risk.

     - FOREIGN SECURITIES RISK. Foreign securities involve special risks, including potentially unfavorable currency exchange rates, limited government regulation (including less stringent investor protection and disclosure standards) and exposure to possible economic, political and social instability.

     - PREPAYMENT/CALL RISK. The fund's share price or yield could be hurt if interest rate movements cause the fund's mortgage-related securities to be paid off substantially earlier than expected.

     - DERIVATIVES RISK. The fund's use of certain derivative instruments (such as options, futures and swaps) could produce disproportionate gains or losses. Derivatives are generally considered more risky than direct investments and, in a down market, could become harder to value or sell at a fair price.

[GRAPHIC]

YOUR EXPENSES

Operating expenses are paid from the fund's assets, and therefore are paid by shareholders indirectly.

ANNUAL OPERATING EXPENSES               CLASS NAV
-------------------------               ---------
Management fee                            0.47%
Distribution and service (12b-1) fees       --
Other expenses (a)                        0.47%
Total fund operating expenses             0.94%

----------
(a)  Based on estimated amounts for the current fiscal year.

The hypothetical example below shows what your expenses would be if you invested $10,000 over the time periods indicated, assuming you reinvested all distributions and that the average annual return was 5%. The example is for comparison only, and does not represent the fund's actual expenses and returns, either past or future.

EXPENSE EXAMPLES   YEAR 1   YEAR 3   YEAR 5   YEAR 10
----------------   ------   ------   ------   -------
Class NAV            $96     $301     $522     $1,159

PORTFOLIO MANAGERS

The Declaration portfolio managers for the fund and the year each joined the fund team are:

James E. Shallcross (October 2005)
Peter Farley (October 2005)

See page __ for subadviser information and management biographies.

FUND CODES

CLASS NAV   Ticker
            CUSIP
            Newspaper
            SEC number
            JH II fund number

INTERNATIONAL EQUITY INDEX FUND

SUBADVISER: SSgA Funds Management, Inc. ("SSgA")

[GRAPHIC]

GOAL AND STRATEGY

The fund seeks to track the performance of a broad-based equity index of foreign companies, primarily in developed countries and, to a lesser extent, in emerging market countries. To pursue this goal, the fund invests, under normal market conditions, at least 80% of its assets in securities listed in the Morgan Stanley Capital International All Country World Excluding U.S. Index* (the "MSCI ACW ex-US Index"). As of December 31, 2004, the market capitalizations of companies included in the MSCI ACW ex-US Index ranged from $40 million to $211.8 billion.

An index is an unmanaged group of securities whose overall performance is used as an investment benchmark. Indexes may track broad investment markets, such as the global equity market, or more narrow investment markets, such as the U.S. small cap equity market. In contrast to actively managed funds, which seek to outperform their respective benchmark indexes through research and analysis, index funds seek to mirror the performance of their target indexes, minimizing performance differences over time. The fund attempts to match the performance of the MSCI ACW ex-US Index by holding all, or a representative sample, of the securities that comprise the index. However, an index portfolio has operating expenses and transaction costs, while a market index does not. Therefore, the fund, while it attempts to track its target index closely, typically will be unable to match the performance of the index exactly.

SSgA employs a passive management strategy by normally investing in all stocks included in the MSCI ACW ex-US Index. The subadviser normally invests in each stock in roughly the same proportion as represented by the index. The subadviser seeks to replicate as closely as possible the aggregate risk characteristics and country diversification of the index. The index composition changes from time to time. The subadviser will reflect those changes as soon as practicable.

The fund is normally fully invested. The subadviser invests in stock index futures to maintain market exposure and manage cash flow. Although the fund may employ foreign currency hedging techniques, they normally maintain the currency exposure of the underlying equity investments.

The fund may purchase other types of securities that are not primary investment vehicles, for example, American Depositary Receipts (ADRs), Global Depositary Receipts (GDRs), European Depositary Receipts (EDRs), certain Exchange Traded Funds (ETFs), cash equivalents, and certain derivatives (investments whose value is based on indices or other securities). As an example of how derivatives may be used, the fund may invest in stock index futures to manage cash flow.

The fund is authorized to use all of the various investment strategies (including options, futures, currency and other derivatives transactions) referred to under "Hedging and Other Strategic Transactions" in the Statement of Additional Information.

* "MSCI(R)" is a trademark of Morgan Stanley & Co. Incorporated. The fund is not sponsored, endorsed, managed, advised, sold or promoted by this company, and this company makes no representation regarding the advisability of investing in the fund.

[GRAPHIC]

PAST PERFORMANCE

The graph shows how the fund's total return has varied from year to year, while the table shows performance of Class NAV shares over time (along with a broad-based market index for reference). This information may help provide an indication of the fund's risks. For periods prior to October __, 2005, the date on which the fund commenced operations, historical performance of the fund's shares is based on the performance of the shares of the fund's predecessor John Hancock Trust ("JHT") portfolio, the International Equity Index Trust A, as indicated in the note to the table. All figures assume dividend reinvestment. Past performance does not indicate future results.

CLASS NAV, TOTAL RETURNS

Best Quarter: Q4, 1998, 20.9%
Worst Quarter: Q9 '02, -20.1%

INDEXES (reflect no fees or taxes)

MSCI ACW EX-US INDEX -- an unmanaged index that measures the performance of stocks in developing and emerging markets other than the United States.

CLASS NAV CALENDAR YEAR TOTAL RETURNS

[BAR CHART]

1995   1996   1997   1998   1999    2000    2001    2002   2003   2004
----   ----   ----   ----   ----   -----   -----   -----   ----   ----
8.0%   9.2%   -5.2%  20.8%  30.9%  -17.4%  -20.3%  -15.2%  42.0%  20.2%

The year-to-date return as of September 30, 2005 is ____%.

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12-31-04 (A)

                       1 YEAR   5 YEARS   10 YEARS
                       ------   -------   --------
Class NAV              20.07%    -0.98%     5.36%
MSCI ACW ex-US Index   21.37%     0.00%     6.01%

----------
(a) For periods prior to October __, 2005, performance is based on the performance of the Series I shares of the fund's predecessor JHT portfolio which commenced operations on April 29, 2005 when it succeeded to the operations and assumed the historical performance of the Series I shares of a John Hancock Variable Series Trust I ("VST") portfolio which had commenced operations on May 2, 1988. The Class NAV shares have lower expenses than the Series I shares of the JHT and VST portfolios. Performance would be higher if adjusted for these lower expenses.

[GRAPHIC]

MAIN RISKS

     - INDEX MANAGEMENT RISK. Certain factors may cause the fund to track its target index less closely. For example, the subadviser may select securities that are not fully representative of the index, and the fund's transaction expenses, and the size and timing of the its cash flows, may result in the fund's performance being different than that of its index. Moreover, the fund will generally reflect the performance of its target index even when the index does not perform well.

     - EQUITY SECURITIES RISK. Stock markets are volatile, and the price of equity securities such as common and preferred stocks (and their equivalents) will fluctuate. The value of equity securities purchased by the fund could decline if the financial condition of the companies in which the fund invests decline or if overall market and economic conditions deteriorate.

     - FOREIGN SECURITIES RISK. Foreign securities involve special risks, including potentially unfavorable currency exchange rates, limited government regulation (including less stringent investor protection and disclosure standards) and exposure to possible economic, political and social instability. To the extent the fund invests in emerging market countries, it's foreign securities risk will be higher.

     DERIVATIVES RISK. The fund's use of certain derivative instruments (such as options, futures and swaps) could produce disproportionate gains or losses. Derivatives are generally considered more risky than direct investments and, in a down market, could become harder to value or sell at a fair price.

[GRAPHIC]

YOUR EXPENSES

Operating expenses are paid from the fund's assets, and therefore are paid by shareholders indirectly.

ANNUAL OPERATING EXPENSES               CLASS NAV
-------------------------               ---------
Management fee                            0.55%
Distribution and service (12b-1) fees       --
Other expenses (a)                        0.08%
Total fund operating expenses             0.63%

----------
(a)  Based on estimated amounts for the current fiscal year.

The hypothetical example below shows what your expenses would be if you invested $10,000 over the time periods indicated, assuming you reinvested all distributions and that the average annual return was 5%. The example is for comparison only, and does not represent the fund's actual expenses and returns, either past or future.

EXPENSE EXAMPLES   YEAR 1   YEAR 3   YEAR 5   YEAR 10
----------------   ------   ------   ------   -------
Class NAV            $64     $201     $350      $783

PORTFOLIO MANAGERS

The SSgA portfolio managers for the fund and its predecessor and the year each joined the fund team are:

Jeffrey Beach (lead manager) (May 2005)
James Francis (May 2005)

See page __ for subadviser information and management biographies.

FUND CODES

CLASS NAV   Ticker
            CUSIP
            Newspaper
            SEC number
            JH II fund number

MID CAP INDEX FUND

SUBADVISER: MFC Global Investment Management (U.S.A.) Limited ("MFC Global (U.S.A.)")

[GRAPHIC]

GOAL AND STRATEGY

The fund seeks to approximate the aggregate total return of a mid cap U.S. domestic equity market index. To pursue this goal, the fund invests, under normal market conditions, at least 80% of its net assets (plus any borrowings for investment purposes) in (a) the common stocks that are included in the S&P 400 Index* and (b) securities (which may or may not be included in the S&P 400 Index) that MFC Global (U.S.A.) believes as a group will behave in a manner similar to the index. As of August 31, 2005, the market capitalizations of companies included in the S&P 400 Index ranged from $270 million to $8.63 billion.

An index is an unmanaged group of securities whose overall performance is used as an investment benchmark. Indexes may track broad investment markets, such as the global equity market, or more narrow investment markets, such as the U.S. small cap equity market. In contrast to actively managed funds, which seek to outperform their respective benchmark indexes through research and analysis, index funds seek to mirror the performance of their target indexes, minimizing performance differences over time. The fund attempts to match the performance of the S&P 400 Index by: (a) holding all, or a representative sample, of the securities that comprise that index and/or (b) by holding securities (which may or may not be included in the index) that the subadviser believes as a group will behave in a manner similar to the index. However, an index fund has operating expenses and transaction costs, while a market index does not. Therefore, the fund, while it attempts to track its target index closely, typically will be unable to match the performance of the index exactly. The composition of an index changes from time to time, and MFC Global (U.S.A.) will reflect those changes in the composition of the fund's portfolio as soon as practicable.

The fund may invest in futures contracts and Depository Receipts. The fund may invest in derivatives (investments whose value is based on securities, indexes or currencies). A more complete description of these investment strategies appears under "Hedging and Other Strategic Transactions" in the Statement of Additional Information.

* "Standard & Poor's(R)," "S&P 400(R)," and "Standard & Poor's 400(R)" are trademarks of The McGraw-Hill Companies, Inc. The fund is not sponsored, endorsed, managed, advised, sold or promoted by this company, which makes no representation regarding the advisability of investing in the fund.

[GRAPHIC]

PAST PERFORMANCE

The graph shows how the fund's total return has varied from year to year, while the table shows performance of Class NAV shares over time (along with a broad-based market index for reference). This information may help provide an indication of the fund's risks. For periods prior to October __, 2005, the date on which the fund commenced operations, historical performance of the fund's shares is based on the performance of the shares of the fund's predecessor John Hancock Trust ("JHT") portfolio, the Mid Cap Index Trust, as indicated in the note to the table. All figures assume dividend reinvestment. Past performance does not indicate future results.

CLASS NAV, TOTAL RETURNS

Best Quarter: Q4 '01, 17.71%
Worst Quarter: Q3 '02, -16.75%

INDEX (reflects no fees or taxes)
S&P MIDCAP 400 INDEX -- an unmanaged market capitalization-weighted index that measures the performance of 400 stocks with market values between $200 million and $5 billion.

CLASS NAV CALENDAR YEAR TOTAL RETURNS

[BAR CHART]

2001    2002    2003   2004
----    ----    ----   ----
-1.7%  -15.2.%  34.6%  15.8%

The year-to-date return as of September 30, 2005 is ____%.

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12-31-04(A)

                       1 YEAR   SINCE INCEPTION
                       ------   ---------------
Class NAV              15.83%        7.35%
S&P Midcap 400 Index   16.48%        7.96%

----------
(a) For periods prior to October __, 2005, performance is based on the performance of the fund's predecessor JHT portfolio which commenced operations on May 1, 2000. The performance of Class NAV shares is based on the performance of NAV shares of the predecessor portfolio. The NAV shares of the predecessor portfolio commenced operations on April 29, 2005, and their performance for periods prior to that date includes the performance of the portfolio's Series I shares. The NAV shares had (and the Class NAV shares have) lower expenses than the Series I shares. Performance would be higher if adjusted for these lower expenses.

[GRAPHIC]

MAIN RISKS

     - INDEX MANAGEMENT RISK. Certain factors may cause the fund to track its target index less closely. For example, the subadviser may select securities that are not fully representative of the index, and the fund's transaction expenses, and the size and timing of the its cash flows, may result in the fund's performance being different than that of its index. Moreover, the fund will generally reflect the performance of its target index even when the index does not perform well.

     - EQUITY SECURITIES RISK. Stock markets are volatile, and the price of equity securities such as common and preferred stocks (and their equivalents) will fluctuate. The value of equity securities purchased by the fund could decline if the financial condition of the companies in which the fund invests decline or if overall market and economic conditions deteriorate.

     - MID CAP STOCK RISK. The fund's investments in mid-cap companies may be subject to more erratic price movements than investments in larger, more established companies. In particular, mid-sized companies may pose greater risk due to narrow product lines, limited financial resources, less depth in management or a limited trading market for their securities.

     DERIVATIVES RISK. The fund's use of certain derivative instruments (such as options, futures and swaps) could produce disproportionate gains or losses. Derivatives are generally considered more risky than direct investments and, in a down market, could become harder to value or sell at a fair price.

[GRAPHIC]

YOUR EXPENSES

Operating expenses are paid from the fund's assets, and therefore are paid by shareholders indirectly.

ANNUAL OPERATING EXPENSES               CLASS NAV
-------------------------               ---------
Management fee                            0.49%
Distribution and service (12b-1) fees       --
Other expenses (a)                        0.05%
Total fund operating expenses             0.54%

----------
(a)  Based on estimated amounts for the current fiscal year.

The hypothetical example below shows what your expenses would be if you invested $10,000 over the time periods indicated, assuming you reinvested all distributions and that the average annual return was 5%. The example is for comparison only, and does not represent the fund's actual expenses and returns, either past or future.

EXPENSE EXAMPLES   YEAR 1   YEAR 3   YEAR 5   YEAR 10
----------------   ------   ------   ------   -------
Class NAV            $56     $174     $304      $682

PORTFOLIO MANAGERS

The MFC Global (U.S.A.) portfolio managers for the fund and its predecessor and the year each joined the fund team are:

Carson Jen (2003)
Narayan Ramani, CFA (2003)

See page __ for subadviser information and management biographies.

FUND CODES

CLASS NAV   Ticker
            CUSIP
            Newspaper
            SEC number
            JH II fund number

SMALL CAP INDEX FUND

SUBADVISER: MFC Global Investment Management (U.S.A.) Limited ("MFC Global (U.S.A.)")

[GRAPHIC]

GOAL AND STRATEGY

The fund seeks to approximate the aggregate total return of a small cap U.S. domestic equity market index. To pursue this goal, the fund invests, under normal market conditions, at least 80% of its net assets (plus any borrowings for investment purposes) in (a) the common stocks that are included in the Russell 2000 Index* and (b) securities (which may or may not be included in the Russell 2000 Index) that MFC Global (U.S.A.) believes as a group will behave in a manner similar to the index. As of August 31, 2005, the market capitalizations of companies included in the Russell 2000 Index ranged from $58 million to $3.5 billion.

An index is an unmanaged group of securities whose overall performance is used as an investment benchmark. Indexes may track broad investment markets, such as the global equity market, or more narrow investment markets, such as the U.S. small cap equity market. In contrast to actively managed funds, which seek to outperform their respective benchmark indexes through research and analysis, index funds seek to mirror the performance of their target indexes, minimizing performance differences over time. The fund attempts to match the performance of the Russell 2000 Index by: (a) holding all, or a representative sample, of the securities that comprise that index and/or (b) by holding securities (which may or may not be included in the index) that the subadviser believes as a group will behave in a manner similar to the index. However, an index fund has operating expenses and transaction costs, while a market index does not. Therefore, the fund, while it attempts to track its target index closely, typically will be unable to match the performance of the index exactly. The composition of an index changes from time to time, and MFC Global (U.S.A.) will reflect those changes in the composition of the fund's portfolio as soon as practicable.

The fund may invest in futures contracts. The fund may invest in derivatives (investments whose value is based on securities, indexes or currencies). A more complete description of these investment strategies appears under "Hedging and Other Strategic Transactions" in the Statement of Additional Information.

* "Russell 2000(R)" is a trademark of Frank Russell Company. The fund is not sponsored, endorsed, managed, advised, sold or promoted by this company, which makes no representation regarding the advisability of investing in the fund.

[GRAPHIC]

PAST PERFORMANCE

The graph shows how the fund's total return has varied from year to year, while the table shows performance of Class NAV shares over time (along with a broad-based market index for reference). This information may help provide an indication of the fund's risks. For periods prior to October __, 2005, the date on which the fund commenced operations, historical performance of the fund's shares is based on the performance of the shares of the fund's predecessor John Hancock Trust ("JHT") portfolio, the Small Cap Index Trust, as indicated in the note to the table. All figures assume dividend reinvestment. Past performance does not indicate future results.

CLASS NAV, TOTAL RETURNS

Best Quarter: Q2 '03, 22.77%
Worst Quarter: Q3 '02, -21.83%

INDEX (reflects no fees or taxes)

RUSSELL 2000 INDEX -- an unmanaged index that measures the performance of the 2,000 smallest companies in the Russell 3000 Index, representing approximately 8% of the total market capitalization of the Russell 3000 Index.

CLASS NAV CALENDAR YEAR TOTAL RETURNS

[BAR CHART]

 2001     2002    2003   2004
-----   ------    ----   ----
-1.5%   -21.5.%   45.8%  17.3%

The year-to-date return as of September 30, 2005 is ____%.

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12-31-04(A)

                     1 YEAR   SINCE INCEPTION
                     ------   ---------------
Class NAV            17.33%        5.37%
Russell 2000 Index   18.33%        6.95%

----------
(a) For periods prior to October __, 2005, performance is based on the performance of the fund's predecessor JHT portfolio which commenced operations on May 1, 2000. The performance of Class NAV shares is based on the performance of NAV shares of the predecessor portfolio. The NAV shares of the predecessor portfolio commenced operations on April 29, 2005, and their performance for periods prior to that date includes the performance of the portfolio's Series I shares. The NAV shares had (and the Class NAV shares have) lower expenses than the Series I shares. Performance would be higher if adjusted for these lower expenses.

[GRAPHIC]

MAIN RISKS

     - INDEX MANAGEMENT RISK. Certain factors may cause the fund to track its target index less closely. For example, the subadviser may select securities that are not fully representative of the index, and the fund's transaction expenses, and the size and timing of the its cash flows, may result in the fund's performance being different than that of its index. Moreover, the fund will generally reflect the performance of its target index even when the index does not perform well.

     - EQUITY SECURITIES RISK. Stock markets are volatile, and the price of equity securities such as common and preferred stocks (and their equivalents) will fluctuate. The value of equity securities purchased by the fund could decline if the financial condition of the companies in which the fund invests decline or if overall market and economic conditions deteriorate.

     - SMALL/MID CAP STOCK RISK. The fund's investments in small-cap and mid-cap companies may be subject to more erratic price movements than investments in larger, more established companies. In particular, mid-sized companies may pose greater risk due to narrow product lines, limited financial resources, less depth in management or a limited trading market for their securities. Similarly, small cap companies may be developing or marketing new products or services for which markets are not yet and may never become established. While small, unseasoned companies may offer greater opportunities for capital growth than larger, more established companies, they also involve greater risks and should be considered speculative.

     - DERIVATIVES RISK. The fund's use of certain derivative instruments (such as options, futures and swaps) could produce disproportionate gains or losses. Derivatives are generally considered more risky than direct investments and, in a down market, could become harder to value or sell at a fair price.

[GRAPHIC]

YOUR EXPENSES

Operating expenses are paid from the fund's assets, and therefore are paid by shareholders indirectly.

ANNUAL OPERATING EXPENSES               CLASS NAV
-------------------------               ---------
Management fee                            0.49%
Distribution and service (12b-1) fees       --
Other expenses (a)                        0.05%
Total fund operating expenses             0.54%

----------
(a)  Based on estimated amounts for the current fiscal year.

The hypothetical example below shows what your expenses would be if you invested $10,000 over the time periods indicated, assuming you reinvested all distributions and that the average annual return was 5%. The example is for comparison only, and does not represent the fund's actual expenses and returns, either past or future.

EXPENSE EXAMPLES   YEAR 1   YEAR 3   YEAR 5   YEAR 10
----------------   ------   ------   ------   -------
Class NAV            $56     $174     $304     $682

PORTFOLIO MANAGERS

The MFC Global (U.S.A.) portfolio managers for the fund and its predecessor and the year each joined the fund team are:

Carson Jen (2003)
Narayan Ramani, CFA (2003)

See page __ for subadviser information and management biographies.

FUND CODES

CLASS NAV   Ticker
            CUSIP
            Newspaper
            SEC number
            JH II fund number

TOTAL STOCK MARKET INDEX FUND

SUBADVISER: MFC Global Investment Management (U.S.A.) Limited ("MFC Global (U.S.A.)")

[GRAPHIC]

GOAL AND STRATEGY

The fund seeks to approximate the aggregate total return of a broad U.S. domestic equity market index. To pursue this goal, the fund invests under normal market conditions, at least 80% of its net assets (plus any borrowings for investment purposes) in (a) the common stocks that are included in the Dow Jones Wilshire 5000 Index* and (b) securities (which may or may not be included in the Dow Jones Wilshire 5000 Index) that MFC Global (U.S.A.) believes as a group will behave in a manner similar to the index. As of August 31, 2005, the market capitalizations of companies included in the Dow Jones Wilshire 5000 Index ranged from less than $1 million to $386.4 billion.

An index is an unmanaged group of securities whose overall performance is used as an investment benchmark. Indexes may track broad investment markets, such as the global equity market, or more narrow investment markets, such as the U.S. small cap equity market. In contrast to actively managed funds, which seek to outperform their respective benchmark indexes through research and analysis, index funds seek to mirror the performance of their target indexes, minimizing performance differences over time. The fund attempts to match the performance of the Dow Jones Wilshire 5000 Index by: (a) holding all, or a representative sample, of the securities that comprise that index and/or (b) by holding securities (which may or may not be included in the index) that the subadviser believes as a group will behave in a manner similar to the index. However, an index fund has operating expenses and transaction costs, while a market index does not. Therefore, the fund, while it attempts to track its target index closely, typically will be unable to match the performance of the index exactly. The composition of an index changes from time to time, and MFC Global (U.S.A.) will reflect those changes in the composition of the fund's portfolio as soon as practicable.

The fund may invest in futures contracts. The fund may invest in derivatives (investments whose value is based on securities, indexes or currencies). A more complete description of these investment strategies appears under "Hedging and Other Strategic Transactions" in the Statement of Additional Information.

* "Dow Jones Wilshire 5000(R)" is a trademark of Wilshire Associates. The fund is not sponsored, endorsed, managed, advised, sold or promoted by this company, which makes no representation regarding the advisability of investing in the fund.

[GRAPHIC]

PAST PERFORMANCE

The graph shows how the fund's total return has varied from year to year, while the table shows performance of Class NAV shares over time (along with a broad-based market index for reference). This information may help provide an indication of the fund's risks. For periods prior to October __, 2005, the date on which the fund commenced operations, historical performance of the fund's shares is based on the performance of the shares of the fund's predecessor John Hancock Trust ("JHT") portfolio, the Total Stock Market Index Trust, as indicated in the note to the table. All figures assume dividend reinvestment. Past performance does not indicate future results.

CLASS NAV, TOTAL RETURNS

Best Quarter: Q2 '03, 16.26%
Worst Quarter: Q3 '02, -16.74%

INDEX (reflects no fees or taxes)

WILSHIRE 5000 INDEX -- an unmanaged index that that measures the performance of all U.S. headquartered equity securities.

CLASS NAV CALENDAR YEAR TOTAL RETURNS

[BAR CHART]

 2001    2002   2003   2004
-----   -----   ----   ----
-11.4%  -21.3%  30.5%  11.7%

The year-to-date return as of September 30, 2005 is ____%.

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12-31-04(A)

                     1 YEAR   SINCE INCEPTION
                     ------   ---------------
Class NAV            11.74%        -1.89%
Russell 2000 Index   12.62%        -1.19%

----------
(a) For periods prior to October __, 2005, performance is based on the performance of the fund's predecessor JHT portfolio which commenced operations on May 1, 2000. The performance of Class NAV shares is based on the performance of NAV shares of the predecessor portfolio. The NAV shares of the predecessor portfolio commenced operations on April 29, 2005, and their performance for periods prior to that date includes the performance of the portfolio's Series I shares. The NAV shares had (and the Class NAV shares have) lower expenses than the Series I shares. Performance would be higher if adjusted for these lower expenses.

[GRAPHIC]

MAIN RISKS

     - INDEX MANAGEMENT RISK. Certain factors may cause the fund to track its target index less closely. For example, the subadviser may select securities that are not fully representative of the index, and the fund's transaction expenses, and the size and timing of the its cash flows, may result in the fund's performance being different than that of its index. Moreover, the fund will generally reflect the performance of its target index even when the index does not perform well.

     - EQUITY SECURITIES RISK. Stock markets are volatile, and the price of equity securities such as common and preferred stocks (and their equivalents) will fluctuate. The value of equity securities purchased by the fund could decline if the financial condition of the companies in which the fund invests decline or if overall market and economic conditions deteriorate.

     - DERIVATIVES RISK. The fund's use of certain derivative instruments (such as options, futures and swaps) could produce disproportionate gains or losses. Derivatives are generally considered more risky than direct investments and, in a down market, could become harder to value or sell at a fair price.

[GRAPHIC]

YOUR EXPENSES

Operating expenses are paid from the fund's assets, and therefore are paid by shareholders indirectly.

ANNUAL OPERATING EXPENSES               CLASS NAV
-------------------------               ---------
Management fee                            0.49%
Distribution and service (12b-1) fees       --
Other expenses (a)                        0.05%
Total fund operating expenses             0.54%

----------
(a)  Based on estimated amounts for the current fiscal year.

The hypothetical example below shows what your expenses would be if you invested $10,000 over the time periods indicated, assuming you reinvested all distributions and that the average annual return was 5%. The example is for comparison only, and does not represent the fund's actual expenses and returns, either past or future.

EXPENSE EXAMPLES   YEAR 1   YEAR 3   YEAR 5   YEAR 10
----------------   ------   ------   ------   -------
Class NAV            $55     $173     $301      $675

PORTFOLIO MANAGERS

The MFC Global (U.S.A.) portfolio managers for the fund and its predecessor and the year each joined the fund team are:

Carson Jen (2003)
Narayan Ramani, CFA (2003)

See page __ for subadviser information and management biographies.

FUND CODES

CLASS NAV   Ticker
            CUSIP
            Newspaper
            SEC number
            JH II fund number

YOUR ACCOUNT

CLASS NAV SHARES

The Class NAV shares of the funds are sold without any front-end or deferred sales charges and are not subject to any Rule 12b-1 distribution and service fees.

Class NAV shares are sold to the five Lifestyle Portfolios of the Fund: the Lifestyle Aggressive Portfolio, Lifestyle Growth Portfolio, Lifestyle Balanced Portfolio, Lifestyle Moderate Portfolio and Lifestyle Conservative Portfolio. Each of the Lifestyle Portfolios is a "fund of funds" which invests in various other funds of John Hancock Funds II and John Hancock Funds III. Class NAV shares are also sold to certain institutional investors.

Other classes of shares of the funds, which have their own expense structures, may be offered in separate prospectuses.

TRANSACTION POLICIES

VALUATION OF SHARES The net asset value (NAV) per share for each fund and class of shares is determined each business day at the close of regular trading on the New York Stock Exchange (typically 4 P.M. Eastern time). Securities held by each of the funds, except securities held by the Money Market Fund and money market instruments with remaining maturities of 60 days or less, are valued at their market value if market quotations are readily available. Otherwise, portfolio securities are valued at fair value as determined in good faith by the Board of Trustees of John Hancock Funds II. The Trustees have delegated the responsibility to fair value securities to the Fund's Pricing Committee (the "Pricing Committee"), and actual calculation of fair value may be made by persons acting pursuant to the direction of the trustees.

Generally, trading in (i) non-U.S. securities, (ii) U.S. Government Securities and (iii) money market instruments is substantially completed each day at various times prior to the close of trading of the New York Stock Exchange. The values of such securities used in computing the net asset value of a fund's shares are generally determined as of such times. If market quotations or official closing prices are not readily available or do not accurately reflect fair value for a security or if a security's value has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), that security may be valued by another method that the trustees or their designee believe accurately reflects its fair value.

In deciding whether to make a fair value adjustment to the price of a security, the Trustees or their designee may review a variety of factors, including, developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. The Fund may also fair value securities in other situations, for example, when a particular foreign market is closed but the Fund is calculating the net asset value for its funds. In view of these factors, it is likely that funds investing significant amounts of assets in securities in foreign markets will be fair valued more frequently than funds investing significant amounts of assets in frequently traded, U.S. exchange-listed securities of large capitalization U.S. issuers.

For purposes of determining when fair value adjustments may be appropriate with respect to funds that invest in securities in foreign markets that close prior to the New York Stock Exchange, the Fund will, on an ongoing basis, monitor for "significant market events." A "significant market event" is a certain percentage change in the value of the S&P index or of certain "i-Share Exchange Traded Funds" ("i-Shares") which track foreign markets in which funds have significant investments. If a significant market event occurs due to a change in the value of the S&P index or of i-Shares, the pricing for all funds that invest in foreign market that have closed prior to the New York Stock Exchange will promptly be reviewed and potential adjustments to the net asset values of such funds will be recommended to the Fund's Pricing Committee where applicable.

Fair value pricing of securities is intended to help ensure that the net asset value of a fund's shares reflects the value of the fund's securities as of the close of the New York Stock Exchange (as opposed to a value which is no longer accurate as of such close), thus limiting the opportunity for aggressive traders to purchase shares of a fund at deflated prices reflecting stale security valuations and promptly sell such shares at a gain. However, a security's valuation may differ depending on the method used for determining value and no assurance can be given that fair value pricing of securities will successfully eliminate all potential opportunities for such trading gains.

All instruments held by the Money Market Fund and money market instruments with a remaining maturity of 60 days or less held by the other funds are valued on an amortized cost basis.

PURCHASE AND REDEMPTION PRICES When you purchase shares, you pay the NAV. When you redeem shares, you receive the NAV.

EXECUTION OF REQUESTS Each fund is open on those days when the New York Stock Exchange is open, typically Monday through Friday. Purchase and redemption requests are executed at the next NAV to be calculated after the receipt of your request in good order.

In unusual circumstances, any fund may temporarily suspend the processing of redemption requests, or may postpone payment of proceeds for up to three business days or longer, as allowed by federal securities laws.

EXCESSIVE TRADING The funds of John Hancock Funds II are intended for long-term investment purposes only and do not knowingly accept shareholders who engage in "market timing" or other types of excessive short-term trading. Short-term trading into and out of a fund can disrupt portfolio investment strategies and may increase fund expenses for all shareholders, including long-term shareholders who do not generate these costs.

RIGHT TO REJECT OR RESTRICT PURCHASE AND EXCHANGE ORDERS Purchases and exchanges should be made primarily for investment purposes. John Hancock Funds II reserves the right to restrict, reject or cancel (with respect to cancellations, within one day of the order), for any reason and without any prior notice, any purchase or exchange order, including transactions representing excessive trading and transactions accepted by any shareholder's financial intermediary. For example, the Fund may in its discretion restrict, reject or cancel a purchase or exchange order even if the transaction is not subject to the specific "Limitation on exchange activity" described below if the Fund or its agents determine that accepting the order could interfere with the efficient management of a fund's portfolio or otherwise not be in the fund's best interest in light of unusual trading activity related to your account. In the event that the Fund rejects or cancels an exchange request, neither the redemption nor the purchase side of the exchange will be processed. If you would like the redemption request to be processed even if the purchase order is rejected, you should submit separate redemption and purchase orders rather than placing an exchange order. The Fund reserves the right to delay for up to one business day, consistent with applicable law, the processing of exchange requests in the event that, in the Fund's judgment, such delay would be in the Fund's best interest, in which case both the redemption and purchase side of the exchange will receive the funds' net asset values at the conclusion of the delay period. The Fund, through its agents in their sole discretion, may impose these remedial actions at the account holder level or the underlying shareholder level.

EXCHANGE LIMITATION POLICIES The Board of Trustees of John Hancock Funds II has adopted the following policies and procedures by which the Fund, subject to the limitations described below, takes steps reasonably designed to curtail excessive trading practices.

LIMITATION ON EXCHANGE ACTIVITY The Fund, through its agents, undertakes to use its best efforts to exercise the Fund's right to restrict, reject or cancel purchase and exchange orders, as described above, if an account holder, who purchases or exchanges into a fund account in an amount of $5,000 or more, exchanges $1,000 or more out of that fund account within 30 calendar days on three occasions during any 12-month period. Nothing in this paragraph limits the right of the Fund to refuse any purchase or exchange order, as discussed above under "Right to reject or restrict purchase and exchange orders".

Exchanges made on the same day in the same account are aggregated for purposes of counting the number and dollar amount of exchanges made by the account holder. The exchange limits referenced above will not be imposed or may be modified under certain circumstances. For example: these exchange limits may be modified for accounts held by certain retirement plans to conform to plan exchange limits, ERISA considerations or Department of Labor regulations. Certain automated or pre-established exchange, asset allocation and dollar cost averaging programs are not subject to these exchange limits. These programs are excluded from the exchange limitation since the Fund believes that they are advantageous to shareholders and do not offer an effective means for market timing or excessive trading strategies. These investment tools involve regular and predetermined purchase or redemption requests made well in advance of any knowledge of events affecting the market on the date of the purchase or redemption.

These exchange limits are subject to the Fund's ability to monitor exchange activity, as discussed under "Limitation on the ability to detect and curtail excessive trading practices" below. Depending upon the composition of a fund's shareholder accounts and in light of the limitations on the ability of the Fund to detect and curtail excessive trading practices, a significant percentage of a fund's shareholders may not be subject to the exchange limitation policy described above. In applying the exchange limitation policy, the Fund considers information available to it at the time and reserves the right to consider trading activity in a single account or multiple accounts under common ownership, control or influence.

LIMITATION ON THE ABILITY TO DETECT AND CURTAIL EXCESSIVE TRADING PRACTICES Shareholders seeking to engage in excessive trading practices sometimes deploy a variety of strategies to avoid detection, and, despite the efforts of the Fund to prevent excessive trading, there is no guarantee that the Fund or its agents will be able to identify such shareholders or curtail their trading practices. The ability of the Fund and its agents to detect and curtail excessive trading practices may also be limited by operational systems and technological limitations. Because the Fund will not always be able to detect frequent trading activity, investors should not assume that the Fund will be able to detect or prevent all frequent trading or other practices that disadvantage a fund. For example, the ability of the Fund to monitor trades that are placed by omnibus or other nominee accounts is severely limited in those instances in which the financial intermediary, including a financial adviser, broker, retirement plan administrator or fee-based program sponsor, maintains the records of a fund's underlying beneficial owners. Omnibus or other nominee account arrangements are common forms of holding shares of a fund, particularly among certain financial intermediaries such as financial advisers, brokers, retirement plan administrators or fee-based program sponsors. These arrangements often permit the financial intermediary to aggregate its clients' transactions and ownership positions and do not identify the particular underlying shareholder(s) to the Fund.

EXCESSIVE TRADING RISK To the extent that the Fund or its agents are unable to curtail excessive trading practices in a fund, these practices may interfere with the efficient management of the fund's portfolio, and may result in the fund engaging in certain activities to a greater extent than it otherwise would, such as maintaining higher cash balances, using its line of credit and engaging in portfolio transactions. Increased portfolio transactions and use of the line of credit would correspondingly increase the fund's operating costs and decrease the fund's investment performance. Maintenance of higher levels of cash balances would likewise result in lower fund investment performance during periods of rising markets.

While excessive trading can potentially occur in any fund, certain types of funds are more likely than others to be targets of excessive trading. For example:

     - A fund that invests a significant portion of its assets in small-or mid-capitalization stocks or securities in particular industries, that may trade infrequently or are fair valued as discussed under "Valuation of shares." These types of securities entail a greater risk of excessive trading, as investors may seek to trade fund shares in an effort to benefit from their understanding of the value of those types of securities (referred to as price arbitrage).

     - A fund that invests a material portion of its assets in securities of non-U.S. issuers may be a potential target for excessive trading if investors seek to engage in price arbitrage based upon general trends in the securities markets that occur subsequent to the close of the primary market for such securities.

     - A fund that invests a significant portion of its assets in below-investment-grade (junk) bonds, that may trade infrequently or are fair valued as discussed under "Valuation of shares," entails a greater risk of excessive trading, as investors may seek to trade fund shares in an effort to benefit from their understanding of the value of those types of securities.

Any frequent trading strategies may interfere with efficient management of a fund's portfolio. A fund that invests in the types of securities discussed above may be exposed to this risk to a greater degree than a fund that invests in highly liquid securities. These risks would be less significant, for example, in a fund that primarily invests in U.S. government securities, money market instruments, investment-grade corporate issuers or large-capitalization U.S. equity securities. Any successful price arbitrage may cause dilution in the value of the fund shares held by other shareholders.

DIVIDENDS AND ACCOUNT POLICIES

DIVIDENDS Dividends from the net investment income and the net capital gain, if any, for each fund will be declared not less frequently than annually and reinvested in additional full and fractional shares of the fund or paid in cash.

ACCOUNT STATEMENTS The Fund will provide account statements and other account information to shareholders as provided in participation agreements with insurance companies and in John Hancock Retirement Select agreements with qualified retirement plans.

FUND SECURITIES The Fund's portfolio securities disclosure policy can be found in the Statement of Additional Information and on the Fund's Web site at www.jhfunds.com. The Fund's Web site also lists fund holdings. Portfolio holding information is posted on the Fund's Web site each month on a one month lag and is available on the Fund's Web site until the Fund files its next Form N-CSR or Form N-Q with the Securities and Exchange Commission ("SEC"). Portfolio holding information as filed with the SEC on Forms N-CSR and N-Q is also made available on the Fund's Web site.

FUND DETAILS

BUSINESS STRUCTURE

The diagram below shows the basic business structure used by John Hancock Funds
II. The Board of Trustees of John Hancock Funds II oversees its business activities and retains the services of the various firms that carry out the operations of the funds.

The Trustees have the power to change the respective investment goal of each of the funds without shareholder approval.

The Trustees have the power to change the focus of the investment policy of each of the funds that provides for the investment of a specified percentage of its assets in particular securities or geographic regions without shareholder approval. A fund will provide written notice to shareholders of each of the funds listed below at least 60 days prior to a change in its 80% investment policy.

500 Index Fund
Active Bond Fund
Blue Chip Growth Fund
Bond Index Fund
Core Bond Fund
Core Equity Fund
Emerging Small Company Fund
Financial Services Fund
Global Bond Fund
Global Fund
Health Sciences Fund
High Yield Fund
International Equity Index Fund
International Small Cap Fund
International Stock Fund
Investment Quality Bond Fund
Large Cap Fund
Large Cap Growth Fund
Large Cap Value Fund
Mid Cap Core Fund
Mid Cap Index Fund
Mid Cap Stock Fund
Mid Cap Value Fund
Natural Resources Fund
Pacific Rim Fund
Quantitative Mid Cap Fund
Real Estate Securities Fund
Real Return Bond Fund
Science & Technology Fund
Short-Term Bond Fund
Small Cap Fund
Small Cap Growth Fund
Small Cap Index Fund
Small Cap Opportunities Fund
Small Cap Value Fund
Small Company Fund
Small Company Growth Fund
Small Company Value Fund
Strategic Bond Fund
Total Stock Market Index Fund
U.S. Government Securities Fund
U.S. High Yield Bond Fund
U.S. Multi Sector Fund
Utilities Fund
Value Opportunities Fund

MANAGEMENT FEES. As full compensation for its services, the Adviser receives a fee from the Fund for each fund.

The fee for each fund is calculated by applying to the net assets of the fund an annual fee rate which is determined based on the application of the annual percentage rates for the fund to the "aggregate net assets" of the fund. "Aggregate net assets" of a fund include the net assets of the fund and the net assets of one or more other John Hancock funds (or portions thereof) that have the same subadviser as the fund. If the fund and such other fund(s) (or portions thereof) cease to have the same subadviser, their assets will no longer be aggregated for purposes of determining the applicable annual fee rate for the fund. The fee for each fund is accrued and paid daily and is calculated for each day by multiplying the daily equivalent of the applicable annual fee rate by the value of the net assets of the fund at the close of business on the previous business day of the Fund.

     The schedule of the annual percentage rates of the management fees for the funds is set forth in Appendix A hereto.

[DIAGRAM]

Shareholders

Financial services firms and their representatives

     Advise current and prospective shareholders on their fund investments.

Distribution and shareholder services

Principal distributor

     John Hancock Funds, LLC

     Markets the funds and distributes shares through selling brokers and other financial representatives.

Transfer agent

     John Hancock Signature Services, Inc.

     Handles shareholder services, including recordkeeping and statements, distribution of dividends and processing of purchase and redemption requests.

Asset management

Custodian

     State Street Bank and Trust Company
     225 Franklin Street
     Boston, Massachusetts 02110

     Holds the funds' assets, settles all portfolio trades and collects most of the valuation data required for calculating each fund's NAV.

Investment adviser

     John Hancock Investment Management Services, LLC
     601 Congress Street
     Boston, Massachusetts 02210

     Manages the funds' business and investment activities.

Subadvisers

     Provide portfolio management to the funds.

Trustees

     Oversee the funds' activities.

[END OF DIAGRAM]

SUBADVISER INFORMATION AND MANAGEMENT BIOGRAPHIES

The Adviser has entered into subadvisory agreements with the subadvisers to the funds. Under these agreements, the subadvisers manage the assets of the funds, subject to the supervision of the Adviser and the Trustees of the Fund. Each subadviser formulates a continuous investment program for each fund it subadvises, consistent with the fund's investment goal and strategy as described above. Each subadviser regularly reports to the Adviser and the Trustees of the Fund with respect to the implementation of such programs.

SUBDAVISORY FEES Each subadviser is compensated by the Adviser, and not by the fund or funds which it subadvises.

Pursuant to an order received from the SEC, the Adviser is permitted to appoint a new subadviser for a fund or change the terms of a subadvisory agreement without obtaining shareholder approval. As a result, the Fund is able from time to time to change fund subadvisers or the fees paid to subadvisers without the expense and delays associated with holding a shareholders' meeting. The SEC order does not, however, permit the Adviser to appoint a subadviser that is an affiliate of the Adviser or the Fund (other than by reason of serving as a subadviser) or change the subadvisory fee of an affiliated subadviser without shareholder approval.

Set forth below, alphabetically by subadviser, is information about the subadvisers and the portfolio managers for the funds, including a brief summary of the portfolio managers' business careers over the past five years. The Fund's Statement of Additional Information includes additional details about the funds' portfolio managers, including information about their compensation, accounts they manage other than the funds and their ownership of fund securities.

A I M CAPITAL MANAGEMENT, INC. ("AIM")

AIM is an indirect wholly owned subsidiary of A I M Management Group Inc., whose principal business address is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. A I M Management Group, Inc. is a holding company engaged in the financial services business and is a wholly owned subsidiary of AMVESCAP PLC. AMVESCAP PLC and its subsidiaries are an independent investment management group engaged in institutional investment management and retail mutual fund businesses in the United States, Europe and the Pacific Region. AIM, and/or its affiliates is the investment adviser for mutual funds, separately managed accounts, such as corporate and municipal pension plans, charitable institutions and private individuals.

FUND                        PORTFOLIO MANAGERS
----                        ------------------
All Cap Growth Fund*        Lanny H. Sachnowitz
                            Kirk L. Anderson
                            James G. Birdsall
                            Robert J. Lloyd

Mid Cap Core Fund           Ronald S. Sloan

Small Company Growth Fund   Ryan E. Crane

- Kirk L. Anderson. Portfolio Manager ; associated with AIM/and or its affiliates since 1994.

- James G. Birdsall. Portfolio Manager ; associated with AIM/and or its affiliates since 1995.

- Ryan E. Crane. Senior Portfolio Manager; associated with AIM/and or its affiliates since 1994.

- Robert J. Lloyd. Portfolio Manager; associated with AIM/and or its affiliates since 2000; formerly an employee of American Electric Power (1997-2000).

- Lanny H. Sachnowitz. Senior Portfolio Manager; associated with AIM/and or its affiliates since 1987. As the lead manager for the All Cap Growth Fund, Mr. Sachnowitz generally has final authority over all aspects of the fund's investment portfolio, including but not limited to purchases and sales of individual securities, portfolio construction techniques, portfolio risk assessment and the management of daily cash flows in accordance with portfolio holdings. The degree to which he may perform these functions, and the nature of these functions, may change from time to time.

- Ronald S. Sloan (lead manager). Senior Portfolio Manager; joined AIM in 1998; formerly, President of Verissimo Research & Management, Inc. (1993 to
     1998).

* The portfolio managers for the All Cap Growth Fund are assisted by the subadviser's Large/Multi-Cap Growth Team, which may be comprised of portfolio managers, research analysts and other investment professionals of the subadviser. Team members provide research support and make securities recommendations, but do not have day-to-day management responsibilities, with respect to the fund's portfolio.

AMERICAN CENTURY INVESTMENT MANAGEMENT, INC. ("AMERICAN CENTURY")

American Century has been managing mutual funds since 1958. Its headquarters are located at 4500 Main Street, Kansas City, Missouri 64111.

FUND         PORTFOLIO MANAGERS
----         ------------------
Vista Fund   Glen A. Fogle
             David M. Holland

- Glenn A. Fogle. Senior Vice President and Senior Portfolio Manager; joined American Century in 1990; a portfolio manager since 1993.

- David M. Holland. Vice President and Portfolio Manager; joined American Century in 1998; a portfolio manager since 2004.

DAVIS SELECTED ADVISERS, L.P. ADVISORS ("DAVIS")

Davis was organized in 1969 and serves as the investment adviser for all of the Davis Funds, other mutual funds and other institutional clients. The sole general partner of Davis is Davis Investments, LLC, which is controlled by Christopher C. Davis. Davis is located at 2949 East Elvira Road, Suite 101, Tucson, Arizona 85706.

FUND                      PORTFOLIO MANAGERS
----                      ------------------
Financial Services Fund   Christopher C. Davis
                          Kenneth Charles Feinberg

Fundamental Value Fund    Christopher C. Davis
                          Kenneth Charles Feinberg

- Christopher C. Davis. Chairman and CEO; a Director and CEO, President or Vice President of each of the Davis Funds; a portfolio manager with Davis since 1995.

- Kenneth Charles Feinberg. Co-Portfolio Manager; joined Davis in 1992; has co-managed other equity funds advised by Davis and also served as a research analyst.

DECLARATION MANAGEMENT & RESEARCH LLC ("DECLARATION")

Declaration is a Delaware limited liability company located at 1650 Tysons Boulevard, Suite 1100, McLean, Virginia 22102-4858. Declaration is an indirect wholly owned subsidiary of John Hancock Life Insurance Company ("JHLICO"). JHLICO is located at 200 Clarendon Street, Boston, Massachusetts 02117 and is an indirect wholly owned subsidiary of Manulife Financial Corporation ("MFC") based in Toronto, Canada. MFC is the holding company of The Manufacturers Life Insurance Company and its subsidiaries, collectively known as Manulife Financial.

FUND               PORTFOLIO MANAGERS    FUND                   PORTFOLIO MANAGERS
----               ------------------    ----                   ------------------
Active Bond Fund   Peter Farley          Managed Fund           Peter Farley
                   James E. Shallcross                          James E. Shallcross
Bond Index Fund    Peter Farley          Short-Term Bond Fund   Peter Farley
                   James E. Shallcross                          James E. Shallcross

-    Peter Farley. Vice President; joined Declaration in 1996.

-    James E. Shallcross. Senior Vice President; joined Declaration in 1991.

DEUTSCHE ASSET MANAGEMENT, INC. ("DEAM")

DeAM is located at 345 Park Avenue, New York, New York 10154 and is an indirect wholly-owned subsidiary of Deutsche Bank AG, an international commercial and investment banking group. Deutsche Bank AG is a major banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance. DeAM provides a full range of investment advisory services to retail and institutional clients.

FUND                  PORTFOLIO MANAGERS
----                  ------------------
All Cap Core Fund     Julie Abbett
                      Janet Campagna
                      Robert Wang

Dynamic Growth Fund   Samuel A. Dedio
                      Robert Janis

Real Estate           Jerry W. Ehlinger
Securities Fund       John F. Robertson
                      John W. Vojticek
                      Mark D. Zeisloft

- Julie Abbett. Director and Portfolio Manager for Quantitative Strategies; joined DeAM in 2000; previously a consultant with equity trading services for BARRA, Inc and a product developer at FactSet Research.

- Janet Campagna. Managing Director, Chief Investment Officer and Portfolio Manager of Quantitative Strategies; joined DeAM in 1999; named Global Head of Asset Allocation in 2001; previously an investment strategist and manager of the Asset Allocation Strategies Group at Barclays Global Investors and global asset allocation research director at First Quadrant Corp.

- Samuel A. Dedio. Managing Director; joined DeAM in 1999; previously an analyst at Ernst & Young LLP, Evergreen Asset Management and Standard & Poor's Corp.

- Jerry W. Ehlinger. Managing Director; joined DeAM in 2004; has over 9 years experience as Senior Vice President at Heitman Real Estate Investment Management and as senior research associate covering REITS at Morgan Stanley.

- Robert Janis. Managing Director; joined DeAM in 2004; previously portfolio manager for 10 years at Credit Suisse Asset Management (or its predecessor, Warburg Pincus Asset Management).

- John F. Robertson. Partner; joined DeAM in 1997; previously Assistant Vice President for Lincoln Investment Management, Inc., responsible for REIT research for the Delaware Pooled Trust Real Estate Fund.

- John W. Vojticek. Partner; joined DeAM in 1996; 9 years of industry experience.

- Robert Wang. Managing Director and Senior Portfolio Manager for Multi-Asset Class Quantitative Strategies; joined DeAM in 1995 as senior fixed-income portfolio manager after 13 years of experience at J.P. Morgan and Co. trading fixed-income, derivatives and foreign exchange products.

- Mark D. Zeisloft. Managing Director; joined DeAM in 1996; previously DeAM's Vice President/Credit Officer for the Corporate Real Estate/REIT group, as well as Vice President/Asset Manager in the Real Estate Asset Management division.

FIDELITY MANAGEMENT & RESEARCH COMPANY ("FMR").

FMR Corp., organized in 1972, is the ultimate parent company of FMR. As of December 31, 2004, FMR and its affiliate, FMR Co., Inc, had approximately $799 billion in discretionary assets under management. The address of FMR Corp. is 82 Devonshire Street, Boston, Massachusetts 02109.

FUND                    PORTFOLIO MANAGER
----                    -----------------
Large Cap Growth Fund   Joseph Day

-    Joseph Day. Vice President; joined FMR in 1985.


FRANKLIN ADVISERS, INC. ("FRANKLIN")

Franklin is a wholly-owned subsidiary of Franklin Resources, Inc., referred to as Franklin(R) Templeton(R) Investments, and is located at One Franklin Parkway, San Mateo, California, 94403. Through its subsidiaries, Franklin Templeton provides global and domestic investment management, shareholder, custody and distribution services to the Franklin, Templeton, Mutual Series and Fiduciary products, high net-worth and institutional accounts, as well as separate account management services.

FUND                          PORTFOLIO MANAGERS
----                          ------------------
Emerging Small Company Fund   Brad Carris
                              Michael McCarthy
                              Zachary Perry

- Brad Carris. Research analyst and member of the Small Cap Portfolio Management Team; joined Franklin Templeton Investments in 2001.

- Michael McCarthy. Senior Vice President and Director of Equity Research; joined Franklin Templeton Investments in 1992.

-    Zachary Perry. Vice President; joined Franklin Templeton Investments in
     1995.

GRANTHAM, MAYO, VAN OTTERLOO & CO. LLC ("GMO")

GMO, with offices at 40 Rowes Wharf, Boston, Massachusetts 02110, is a private company founded in 1977 that provides investment advisory services to, among others, the GMO Funds. As of May 31, 2005, GMO managed on a worldwide basis more than $87 billion for institutional investors such as pension plans, endowments and foundations.

FUND                        PORTFOLIO MANAGERS
----                        ------------------
Growth Fund                 U.S. Quantitative Investment Division
Growth & Income Fund        U.S. Quantitative Investment Division
Growth Opportunities Fund   U.S. Quantitative Investment Division
International Growth        International Quantitative Investment Division
International Stock Fund    International Quantitative Investment Division
Intrinsic Value Fund        U.S. Quantitative Investment Division
Managed Fund                U.S. Quantitative Investment Division
U.S. Multi Sector Fund      U.S. Quantitative Investment Division
Value Opportunities Fund    U.S. Quantitative Investment Division

U.S. Quantitative Division. Day-to-day management of the fund is the responsibility of the Division. The Division's members work collaboratively to manage the fund, and no one person is primarily responsible for day-to-day management. Members of the Division principally responsible for the fund are:

- Robert Soucy. Senior member of the Division; joined GMO in 1987 and has served as director of U.S. equity management since 2001. Mr. Soucy allocates responsibility for portions of the fund to various members of the Division, oversees the implementation of trades on behalf of the fund, reviews the overall composition of the fund's portfolio, and monitors cash flows.

- Sam Wilderman. Joined GMO in 1996 and has served as co-director of U.S. equity management since 2005.

- Ben Inker (U.S. Multi Sector Fund only). Senior member of the Division; has served as Director of Asset Allocation since 1996. Mr. Inker allocates responsibility for portions of the fund to various members of the Division, oversees the implementation of trades on behalf of the fund, reviews the overall composition of the fund's portfolio, and monitors cash flows.

International Quantitative Division. Day-to-day management of the fund is the responsibility of the Division. The Division's members work collaboratively to manage the fund, and no one person is primarily responsible for day-to-day management. The member of the Division principally responsible for the fund is:

- Dr. Thomas Hancock. Senior member of the Division; joined GMI in 1995. Dr. Hancock allocates responsibility for portions of the fund to various members of the Division, oversees the implementation of trades on behalf of the fund, reviews the overall composition of the fund's portfolio, and monitors cash flows.

INDEPENDENCE INVESTMENT LLC ("INDEPENDENCE").

Independence is located at 53 State Street, Boston, Massachusetts 02109 and is an indirect, wholly-owned subsidiary of John Hancock Life Insurance Company ("JHLICO"). JHLICO is located at 200 Clarendon Street, Boston, Massachusetts, and is an indirect, wholly-owned subsidiary of Manulife Financial Corporation ("MFC") based in Toronto, Canada. MFC is the holding company of The Manufacturers Life Insurance Company and its subsidiaries, collectively known as Manulife Financial.

FUND             PORTFOLIO MANAGERS
----             ------------------
Small Cap Fund   Charles S. Glovsky

- Charles S. Glovsky. Senior Vice President and Director of Small Cap strategies; joined Independence in 2000; previously worked for Dewey Square Investors, Glovsky-Brown Capital Management, State Street Research & Management, Alex Brown & Sons, and Eppler, Guerin & Turner.

JENNISON ASSOCIATES LLC ("JENNISON")

Jennison, 466 Lexington Avenue, New York, New York 10017, is a Delaware limited liability company and has been in the investment advisory business since 1969 (includes its predecessor, Jennison Associates Capital Corp.). Jennison is a direct, wholly-owned subsidiary of Prudential Investment Management, Inc., which is a direct, wholly-owned subsidiary of Prudential Asset Management Holding Company, which is a direct, wholly-owned subsidiary of Prudential Financial, Inc. As of December 31, 2004, Jennison had approximately $64 billion in assets under management.

FUND                         PORTFOLIO MANAGERS
----                         ------------------
Capital Appreciation Fund*   Michael A. Del Balso
                             Kathleen A. McCarragher
                             Spiros Segalas

- Michael A. Del Balso. Executive Vice President and Director of Research for Growth Equity; joined Jennison in 1972. Mr. Del Balso generally has final authority over all aspects of the fund's investment portfolio, including but not limited to purchases and sales of individual securities, portfolio construction, risk assessment and management of cash flows.

- Kathleen A. McCarragher. Executive Vice President and Head of Growth Equity; joined Jennison in 1998; previously employed at Weiss, Peck & Greer L.L.C. as a managing director and director of large cap growth equities.

- Spiros Segalas. President and Chief Investment Officer; a founding member of Jennison in 1969.

* The portfolio managers for the fund are supported by members of the subadviser's Large Cap Growth Equity Team, which is comprised of other portfolio managers, research analysts and other investment professionals. Team members provide research support, make securities recommendations and support the portfolio managers in all activities.

JOHN HANCOCK ADVISERS, LLC ("JOHN HANCOCK ADVISERS")

John Hancock Advisers, a Delaware limited liability company with offices at 101 Huntington Avenue, Boston, Massachusetts, is a wholly owned subsidiary of John Hancock Life Insurance Company ("JHLICO"). JHLICO is located at 200 Clarendon Street, Boston, Massachusetts 02117. JHLICO is an indirect, wholly-owned subsidiary of Manulife Financial Corporation ("MFC") based in Toronto, Canada. MFC is the holding company of The Manufacturers Life Insurance Company and its subsidiaries, collectively known as Manulife Financial.

FUND                    PORTFOLIO MANAGERS
----                    ------------------
Active Bond Fund        Barry H. Evans
                        Howard C. Greene
                        Benjamin A. Matthews

Strategic Income Fund   Frederick L. Cavanaugh, Jr.
                        Daniel  S. Janis, III

-    Frederick L. Cavanaugh, Jr. Senior Vice President; joined John Hancock in
     1986.

- Barry H. Evans. Senior Vice President, Chief Fixed Income Officer and a member of the Senior Investment Policy Committee; joined John Hancock in 1986.

- Howard C. Greene. Senior Vice President; joined John Hancock in 2002; previously a Vice President of Sun Life Financial Services Company of Canada.

- Daniel S. Janis, III. Vice President; joined John Hancock in 1999; previously a senior risk manager at BankBoston (1997 to 1999).

-    Benjamin A. Matthews. Vice President; joined John Hancock in 1995.

LEGG MASON FUNDS MANAGEMENT, INC. ("LEGG MASON")

Legg Mason traces its history to 1982, is a subsidiary of Legg Mason, Inc., a financial services holding company, and is located at 100 Light Street, Baltimore, Maryland 21202. Legg Mason serves as the investment manager for several domestic and offshore equity mutual funds.

FUND               PORTFOLIO MANAGERS
----               ------------------
Core Equity Fund   Mary Chris Gay*

- Mary Chris Gay. Portfolio Manager; has managed or co-managed equity funds advised by Legg Mason since 1998 and has also served as a research analyst.

* Bill Miller, Chief Investment Officer of Legg Mason, manages a master portfolio that serves as a miodel for the Core Equity Fund. Ms. Gay, however, is solely responsible for the day-to-day management of fund and for implementing the investment strategies pursued by the master portfolio, subject to the fund's investment objectives, restrictions, cash flows and other considerations.

LORD, ABBETT & CO. LLC ("LORD ABBETT")

Lord Abbett was founded in 1929 and manages one of America's oldest mutual fund complexes. Lord Abbett is located at 90 Hudson Street, Jersey City, New Jersey 07302-3973.

FUND                 PORTFOLIO MANAGERS
----                 ------------------
All Cap Value Fund   David Builder
                     Robert P. Fetch
                     Daniel H. Frascarelli
                     Howard Hansen
                     Gerard S. E. Heffernan
                     Robert G. Morris

Mid Cap Value Fund   Eileen Banko
                     David Builder
                     Howard Hansen
                     Edward K. von der Linde

-    Eileen Banko. Equity Analyst; joined Lord Abbett in 1990.

-    David Builder. Equity Analyst; joined Lord Abbett in 1998.

- Robert P. Fetch. Partner and Small-Cap Value Senior Investment Manager; joined Lord Abbett in 1995.

- Daniel H. Frascarelli. Partner and Investment Manager; joined Lord Abbett in 1990.

-    Howard Hansen. Investment Manager; joined Lord Abbett in 1994.

- Gerard S. E. Heffernan. Research Analyst on the Small Cap Value Team; joined Lord Abbett in 1998; previously a portfolio manager and equity research analyst at CL Capital Management.

- Robert G. Morris. Partner and Director of Equity Investments; joined Lord Abbett in 1991.

- Edward K. von der Linde. Partner and Investment Manager; joined Lord Abbett in 1988.

MARSICO CAPITAL MANAGEMENT, LLC ("MARSICO")

Marsico, located at 1200 17th Street, Suite 1600, Denver, Colorado 80202, was organized in September 1997 as a registered investment adviser. Marsico provides investment management services to other mutual funds, institutional accounts and private accounts. Thomas F. Marsico is the founder and CEO of the firm. Marsico is an indirect, wholly-owned subsidiary of Bank of America Corporation.

FUND                               PORTFOLIO MANAGER
----                               -----------------
International Opportunities Fund   James G. Gendelman

- James G. Gendelman. Portfolio Manager; joined Marsico in 2000; previously Vice President of International Sales for Goldman, Sachs & Co.


MASSACHUSETTS FINANCIAL SERVICES COMPANY ("MFS")

MFS is America's oldest mutual fund organization. MFS and its predecessor organizations have a history of money management dating from 1924 and the founding of the first mutual fund, Massachusetts Investors Trust. MFS is an indirect subsidiary of Sun Life Financial Inc. MFS is located at 500 Boylston Street, Boston, Massachusetts 02116.

FUND                    PORTFOLIO MANAGER
----                    -----------------
Strategic Growth Fund   S. Irfan Ali

Strategic Value Fund    Kenneth Enright
                        Alan T. Langsner

Utilities Fund          Albert D. Persons
                        Maura A. Shaughnessy

-    S. Irfan Ali. Senior Vice President; joined MFS in 1993.

-    Kenneth Enright. Senior Vice President; joined MFS in 1986.

-    Alan T. Langsner. Vice President; joined MFS in 1999.

- Albert D. Persons. Vive President, focusing primarily on debt securities; joined MFS in 2000.

- Maura A. Shaughnessy. Senior Vice President, focusing primarily on equities; joined MFS in 1991.

MERCURY ADVISORS ("MERCURY")

Mercury is a wholly-owned subsidiary of Merrill Lynch & Co., Inc. Mercury and its advisory affiliates constitute one of the world's largest asset management firms overseeing client assets in over 70 countries around the globe. Mercury's U.S. offices are located at 4 World Financial Center, New York, New York 10080.

FUND                   PORTFOLIO MANAGER
----                   -----------------
Large Cap Value Fund   Bob Doll

- Bob Doll. Senior Portfolio Manager; President and Chief Investment Officer of Merrill Lynch Investment Managers; joined Merrill Lynch Investment Managers in 1999.

MFC GLOBAL INVESTMENT MANAGEMENT (U.S.A.) LIMITED ("MFC GLOBAL (U.S.A.)")

MFC Global (U.S.A.) is a corporation subject to the laws of Canada. Its principal business at the present time is to provide investment management services to the funds of the Fund for which it is the subadviser as well as other portfolios advised by the Adviser. MFC Global (U.S.A.) is an indirect, wholly-owned subsidiary of Manulife Financial Corporation ("MFC") based in Toronto, Canada. MFC is the holding company of The Manufacturers Life

Insurance Company and its subsidiaries, including Elliott & Page Limited and Manulife Fund Direct (Hong Kong) Limited, collectively known as Manulife Financial. The address of MFC Global (U.S.A.) is 200 Bloor Street East, Toronto, Ontario, Canada M4W 1E5.

FUND                        PORTFOLIO MANAGERS
----                        ------------------
500 Index Fund              Carson Jen
                            Narayan Ramani

Emerging Growth Fund        Niall Brown
                            Robert Lutzko

Mid Cap Index Fund          Carson Jen
                            Narayan Ramani

Pacific Rim Fund            Pauline Dan
                            Seton Lor

Quantitative All Cap Fund   Harpreet Singh
                            Chris Hensen
                            Rhonda Chang
                            Robert Lutzko
                            Brett Hryb

Quantitative Mid Cap Fund   Norman Ali
                            Rhonda Chang

Quantitative Value Fund     Chris Hensen
                            Brett Hryb
                            Harpreet Singh

Small Cap Index Fund        Carson Jen
                            Narayan Ramani

Total Stock Market Index    Carson Jen
Fund                        Narayan Ramani

- Noman Ali. Assistant Vice President and Portfolio Manager, U.S. Equity, at Manulife Financial; joined MFC Global (U.S.A.) in 1999.

- Niall Brown. Portfolio Manager and Senior Analyst of U.S. Equities; joined MFC Global (U.S.A.) in 2003; previously Vice President of U.S. Equities at TD Asset Management.

- Rhonda Chang. Portfolio Manager; joined MFC Global (U.S.A.) in 1994 as research analyst with the U.S. equity team; formerly an investment analyst with AIG Global Investors.

- Pauline Dan. Portfolio Manager, responsible for Greater China and Hong Kong equity portfolios; joined an affiliate of MFC Global (U.S.A.) in 2004; previously Director of Balanced Investments at AXA Investment Managers Hong Kong Limited (formerly Barclays Global Investors Hong Kong).

- Chris Hensen. Assistant Vice President and a Portfolio Manager of U.S. Equities; joined MFC Global (U.S.A.) in 1995.

- Brett Hryb. Assistant Vice President and a Portfolio Manager of U.S. Equities; joined MFC Global (U.S.A.) in 1993.

- Carson Jen. Vice President, Index Operations, at MFC Global Investment Management; joined MFC Global (U.S.A.) in 1997.

- Seton Lor. Executive Director and Senior Portfolio Manager, Asian Equities, Manulife Funds Direct (Hong Kong) Limited; joined MFC Global (U.S.A.) in 2000; previously Director of Balanced Investments at AXA Investment Managers in Hong Kong (1996-2000).

- Robert Lutzko. Vice President and Senior Portfolio Manager of U.S. Equities; joined MFC Global (U.S.A.) in 1995.

- Steve Orlich. Vice President and Senior Portfolio Manager, Asset Allocation at MFC Global Investment Management; joined MFC Global (U.S.A.) in 1998.

- Narayan Ramani. Assistant Vice President and Portfolio Manager of Index Funds at MFC Global Investment Management; joined MFC Global (U.S.A.) in 1998.

- Harpreet Singh. Vice President and Senior Portfolio Manager of U.S. Equities; joined MFC Global (U.S.A.) in 2000; previously a quantitative analyst at Standish, Ayer & Wood Inc.

MORGAN STANLEY INVESTMENT MANAGEMENT INC. ("MSIM")

MSIM, which does business in certain instances using the name "Van Kampen," has its principal offices at 1221 Avenue of the Americas, New York, New York. MSIM conducts a worldwide portfolio management business and provides a broad range of portfolio management services to customers in the U.S. and abroad. Morgan Stanley is the direct parent of MSIM. MSIM also does business in certain instances using the name "Miller Anderson."

FUND         PORTFOLIO MANAGERS
----         ------------------
Value Fund   Thomas Bastian
             James Gilligan (Lead Manager)
             James Roeder
             Sergio Marcheli
             Vince Vizachero

- Thomas Bastian. Portfolio Manager; joined Van Kampen in 2003; previously a portfolio manager at Eagle Asset Management.

-    James Gilligan. Portfolio Manager; joined Van Kampen in 1985.

-    James Roeder. Portfolio Manager; joined Van Kampen in 1999.

- Sergio Marcheli. Portfolio Manager; joined Van Kampen in 2003; previously a portfolio specialist at Van Kampen.

- Vince Vizachero. Portfolio Manager; joined Van Kampen in 2001; previously an analyst at Fidelity.

MUNDER CAPITAL MANAGEMENT ("MUNDER")

Munder, with offices at 480 Pierce Street, Birmingham, Michigan 48009, currently serves as investment adviser to the Munder Funds, acts as subadviser for a number of private-label mutual funds and provides separate account advisory services for institutional accounts and high net worth individuals.

FUND                           PORTFOLIO MANAGERS
----                           ------------------
Small Cap Opportunities Fund   Robert E. Crosby
                               Julie R. Hollinshead
                               John P. Richardson

-    Robert E. Crosby. Senior Portfolio Manager; joined Munder in 1993.

-    Julie R. Hollinshead. Senior Portfolio Manager; joined Munder in 1995.

- John P. Richardson. Director, Small Cap Equity, and Senior Portfolio Manager; one of the founders of Munder, having joined the firm shortly after its inception in 1985.

PACIFIC INVESTMENT MANAGEMENT COMPANY LLC ("PIMCO"),

PIMCO, located at 840 Newport Center Drive, Newport Beach, California 92660, is an investment counseling firm founded in 1971. PIMCO is a Delaware limited liability company and a majority-owned subsidiary of Allianz Global Investors of America L.P., ("AGI LP"). Allianz Aktiengesellschaft ("Allianz AG") is the indirect majority owner of AGI LP. Allianz AG is a European-based, multinational insurance and financial services holding company.

FUND                    PORTFOLIO MANAGERS
----                    ------------------
Global Bond Fund        Sudi Mariappa

Real Return Bond Fund   John B. Brynjolfsson

Total Return Fund       William H. Gross

- John B. Brynjolfsson. Managing Director and Portfolio Manager; joined PIMCO in 1989.

- William H. Gross. Managing Director, Portfolio Manager and Chief Investment Officer; a founding partner of PIMCO in 1971.

- Sudi Mariappa. Managing Director, Portfolio Manager and head of global portfolio management with responsibility for overseeing PIMCO's global portfolio management efforts, joined PIMCO in 2000; previously a managing director for Merrill Lynch in Tokyo as manager of JGB and Swap Derivative Trading.

PZENA INVESTMENT MANAGEMENT, LLC. ("PZENA")

Pzena, located at 120 West 45th Street, 34th Floor, New York, New York 10036, is an investment advisor to high net worth individuals, pension plans, foundations, endowments, mutual funds and other institutional accounts. As of January 1, 2005, the majority interest in Pzena was owned by the firm's five managing principals: Richard S. Pzena (President and CEO), John P. Goetz (Managing Principal, Research), Bill Lipsey (Managing Principal, Marketing and Client Services), Amy Jones (Managing Principal, Operations and Administration) and Rama Krishna (Managing Principal, Large Cap Value). In addition, fourteen additional employees owned interests in the firm as of January 1, 2005. Mr. Pzena has ownership interests in excess of 25% and is therefore deemed a control person of Pzena.

FUND                 PORTFOLIO MANAGERS
----                 ------------------
Classic Value Fund   John P. Goetz
                     A. Rama Krishna
                     Richard S. Pzena

- John P. Goetz. Managing Principal and Co-Chief Investment Officer; joined Pzena in 1996.

- Rama Krishna. Managing Principal and Large Cap Portfolio Manager; joined Pzena in 2003; previously Chief Investment Officer and Head -- Institutional & International, Citigroup Asset Management and a Member of Citigroup's Management Committee.

- Richard S. Pzena. Managing Principal, CEO, Co-Chief Investment Officer and Founder of Pzena; joined Pzena in 1995.

SALOMON BROTHERS ASSET MANAGEMENT INC. ("SABAM")

SaBAM was established in 1987 and, together with affiliates in London, Tokyo and Hong Kong, provides a broad range of fixed-income and equity investment services to individuals and institutional clients throughout the world. SaBAM's principal address is 399 Park Avenue, New York, New York 10022. It is a wholly owned subsidiary of Citigroup Inc. Citigroup businesses provide a broad range of financial services, asset management, banking and consumer finance, credit and charge cards, insurance investments, investment banking and trading -- and use diverse channels to make them available to consumer and corporate customers around the world.

FUND                              PORTFOLIO MANAGERS
----                              ------------------
High Yield Fund                   Team*

Special Value Fund                Peter J. Hable

Strategic Bond Fund               Roger Lavan
                                  David Scott
                                  Peter Wilby

U.S. Government Securities Fund   John DiSpigno
                                  Roger Lavan

- John DiSpigno. Director and portfolio specialist for the Investment Grade team; joined Citigroup in 1998.

- Peter J. Hable. Managing Director; joined Citigroup (or its predecessor firms) in 1983.

- Roger Lavan. Managing Director in the fixed-income department and Portfolio Manager; responsible for SaBAM's investment company and institutional portfolios which invest primarily in mortgage-backed and U.S. government debt securities; joined SaBAM in 1990.

- David Scott. Managing Director and a Senior Portfolio Manager with Citigroup Limited in London with primary responsibility for managing long-term global bond portfolios; manages currency transactions and investments in non-dollar denominated securities; joined Citigroup in 1994.

- Peter Wilby. Managing Director and Senior Portfolio Manager; responsible for investment company and institutional portfolio investments in high yield U.S. corporate debt securities and high yield foreign sovereign debt securities; joined SaBAM in 1989.

* Current members of SaBAM's management team for the fund include: Peter Wilby, CFA, Managing Director; Beth Semmel, CFA, Managing Director; Thomas Flanagan, CFA, Managing Director; James Craige, CFA, Managing Director; and John Madden, Vice President, who serves as the portfolio specialist for the Global High Yield Team.

SSGA FUNDS MANAGEMENT, INC. ("SSGA")

SSgA is located at One Lincoln Street, Boston, Massachusetts 02111, and is owned by State Street Corporation, a financial services holding company. SSgA and its predecessor have been managing investments since 1978.

FUND                              PORTFOLIO MANAGERS
----                              ------------------
International Equity Index Fund   Jeffrey Beach
                                  James Francis

-    Jeffrey Beach (lead portfolio manager). Principal; joined SSgA in 1986.

-    James Francis. Principal ; joined SSgA in 1987.

SUSTAINABLE GROWTH ADVISERS, L.P. ("SGA")

SGA is located at 1285 Avenue of the Americas, 35th Floor, New York, New York 10019. It was founded in July, 2003 and is controlled by its founders, George P. Fraise, Gordon M. Marchand and Robert L. Rohn.

FUND                              PORTFOLIO MANAGERS
----                              ------------------
U.S. Global Leaders Growth Fund   George P. Fraise
                                  Gordon M. Marchand
                                  Robert L. Rohn

- George P. Fraise. Principal; joined SGA in 2003; previously executive vice president of Yeager, Wood & Marshall, Inc. (2000-2003) and a portfolio manager at Scudder Kemper Investments (1997-2000).

- Gordon M. Marchand. Principal; joined SGA in 2003; previously chief financial and operating officer of Yeager, Wood & Marshall, Inc. (1984-2003).

- Robert L. Rohn. Principal; joined SGA in 2003; previously an analyst and portfolio manager at W.P. Stewart & Co. ("W.P. Stewart") and held positions of Chairman of the Board and Chief Executive Officer of W.P. Stewart Inc., W.P. Stewart's core U.S. investment business, and Chairman of W.P. Stewart Inc.'s Management Committee (1992 to 2003).


TEMPLETON GLOBAL ADVISORS LIMITED ("TEMPLETON GLOBAL")

Templeton Global is located at Box N-7759, Nassau, Bahamas and has been in the business of providing investment advisory services since 1954. As of December 31, 2004, Templeton and its affiliates managed over $301 billion in assets. Templeton Global is an indirect wholly owned subsidiary of Franklin Resources, Inc.

FUND          PORTFOLIO MANAGERS
----          ------------------
Global Fund   Jeffrey A. Everett
              Murdo Murchison
              Lisa Myers

- Jeffrey A. Everett. President; Chief Investment Officer -- Retail for the Templeton Global Equity Group; joined Templeton in 1989

-    Murdo Murchison. Executive Vice President; joined Templeton in 1993.

-    Lisa Myers. Vice President; joined Templeton in 1996.

TEMPLETON INVESTMENT COUNSEL, LLC ("TEMPLETON")

Templeton is located at 500 East Broward Blvd., Suite 2100, Ft. Lauderdale, Florida 33394, and has been in the business of providing investment advisory services since 1954. As of December 31, 2004, Templeton and its affiliates managed over $301 billion in assets. Templeton Investment Counsel, LLC is an indirect wholly owned subsidiary of Franklin Resources, Inc.

FUND                           PORTFOLIO MANAGERS
----                           ------------------
International Small Cap Fund   Simon Rudolph
                               Tucker Scott
                               Cindy Sweeting

International Value Fund       Antonio T. Docal
                               Tucker Scott
                               Cindy Sweeting

-    Antonio T. Docal. Senior Vice President; joined Templeton in 2001.

-    Simon Rudolph. Executive Vice President; joined Templeton in 1997.

- Tucker Scott. Senior Vice President; joined Templeton in 1996; previously worked at Aeltus Investment Management.

- Cindy Sweeting. Executive Vice President and Director of Research; joined Templeton in 1997.

T. ROWE PRICE ASSOCIATES, INC. ("T. ROWE PRICE").

T. Rowe Price, whose address is 100 East Pratt Street, Baltimore, Maryland 21202, was founded in 1937. T. Rowe Price Group, Inc., a publicly traded financial services holding company, owns 100% of the stock of T. Rowe Price.

As of December 31, 2004, T. Rowe Price and its affiliates managed over $235 billion for over eight million individual and institutional investor accounts.

FUND                        PORTFOLIO MANAGERS
----                        ------------------
Blue Chip Growth Fund       Larry J. Puglia
Equity-Income Fund          Brian C. Rogers
Health Sciences Fund        Kris H. Jenner
Mid Value Fund              David J. Wallack
Science & Technology Fund   Michael F. Sola
Small Company Value Fund    Preston G. Athey
Spectrum Income Fund        Edmund M. Notzon, III

-    Preston G. Athey. Vice President; joined T. Rowe Price in 1978.

- Kris H. Jenner. Vice President; joined T. Rowe Price in 1997; previously a post-doctoral fellow at the Brigham and Women's Hospital, Harvard Medical School (1995-1997).

-    Larry J. Puglia. Vice President; joined T. Rowe Price in 1990.

- Edmund M. Notzon, III (Chair of Investment Advisory Committee). Vice President; joined T. Rowe Price in 1989.

-    Brian C. Rogers. Vice President; joined T. Rowe Price in 1982.

- Michael F. Sola. Vice President; joined T. Rowe Price in 1995 as a technology analyst and has been managing investments since 1997.

-    David J. Wallack. Vice President; joined T. Rowe Price in 1990.

UBS GLOBAL ASSET MANAGEMENT (AMERICAS) INC. ("UBS")

UBS, which is located at One North Wacker Drive, Chicago, Illinois 60606, is an indirect wholly owned asset management subsidiary of UBS AG and a member of the UBS Global Asset Management Division. UBS AG, with headquarters in Zurich, Switzerland, is an internationally diversified organization with operations in many areas of the financial services industry.

FUND                      PORTFOLIO MANAGERS
----                      ------------------
Global Allocation  Fund   Tom Clarke
                          Thomas P. Madsen
                          John A. Penicook
                          Brian D. Singer
                          Neil Williams

Large Cap Fund            Team*

- Tom Clarke. Portfolio Manager; member of the Asset Allocation, Currency and Risk Management team; responsible for UBS's currency investment capability globally; joined UBS in 2000; previously head of currency for Rothschild Asset Management.

- Thomas P. Madsen. Portfolio Manager; chairs the Global Investment Committee and is the Global Head of Equities; responsible for all aspects of the management of equity assets, including research, portfolio management and trading on a global basis; joined UBS in 2000; previously held various positions at JP Morgan Investment Management in New York and London.

- John A. Penicook. Portfolio Manager; responsible for all aspects of the management of fixed-income assets globally, managing research, strategy and trading professionals around the world; joined UBS in 1983.

- Brian D. Singer. Portfolio Manager; Head of Global Investment Solutions, with responsibility for asset allocation and currency strategies; joined UBS in 1990.

- Neil Williams. Portfolio Manager; Head of Asset Allocation; responsible for the development of investment policy for balanced and multi-asset funds; joined UBS in 2003; previously Chief Global Strategist at Goldman Sachs for six years.

* Mr. John Leonard is the lead portfolio manager for the Large Cap Fund. He has access to certain members of UBS' North American Equities investment management team, each of whom is allocated a specific portion of the fund's portfolio over which he has independent responsibility for research, security selection and portfolio construction. Mr. Leonard as coordinator has responsibility fore allocating the portfolio among the various mangers and analysts, occasionally implementing trades on behalf of analysts on the team and reviewing the overall composition of the portfolio to ensure its compliance with its stated investment goals and strategies. Mr. Leonard joined UBS in 1991.

UNITED STATES TRUST COMPANY ("U.S. TRUST")

"U.S. Trust" refers collectively to United States Trust Company of New York, a state-chartered bank and trust company, and U.S. Trust Company, N.A., a national bank, which provide advisory services through their respective investment advisory divisions, U.S. Trust New York Asset Management Division and U.S. Trust Company, N.A. Asset Management Division. Each is a wholly-owned subsidiary of U.S. Trust Corporation, a registered bank holding company, which in turn is a wholly-owned subsidiary of The Charles Schwab Corporation ("Schwab"). Charles R. Schwab is the founder, Chairman and a Director of Schwab and, as a result of these positions and share ownership, may be deemed a controlling person of Schwab and its subsidiaries. United States Trust Company of New York has its principal offices at 114 W. 47th Street, New York, New York 10036. U.S. Trust Company, N.A. is headquartered in Greenwich, Connecticut.

FUND                         PORTFOLIO MANAGERS
----                         ------------------
Value & Restructuring Fund   David J. Williams
                             Timothy Evnin

- David J. Williams. Managing Director and Senior Portfolio Manager; joined U.S. Trust in 1987.

- Timothy Evnin. Managing Director and Senior Portfolio Manager; Managing Director and Senior Portfolio Manager in the Investment Management Division; joined U.S. Trust in 1987.

WELLINGTON MANAGEMENT COMPANY, LLP ("WELLINGTON MANAGEMENT")

Wellington Management, a Massachusetts limited liability partnership, is a professional investment counseling firm with its principal offices located at 75 State Street, Boston, Massachusetts 02109. Wellington Management and its predecessor organizations have provided investment services to investment companies, employee benefit plans, endowments, foundations and other institutions since 1928. The managing partners of Wellington Management are Laurie A. Gabriel, Perry M. Traquina and John R. Ryan.

FUND                            PORTFOLIO MANAGERS
----                           --------------------
Growth & Income Fund           Maya K. Bittar
                               Jeffrey L. Kripke
                               Matthew E. Megargel
                               Michael D. Rodier

Investment Quality Bond Fund   Richard T. Crawford
                               Thomas L. Pappas

Mid Cap Stock Fund             Michael T. Carmen

Natural Resources Fund         Karl E. Bandtel
                               James A. Bevilacqua

Small Cap Growth Fund          Steven C. Angeli

Small Cap Value Fund           Timothy J. McCormack
                               Stephen T. O'Brien
                               Shaun F. Pedersen

-    Steven C. Angeli. Senior Vice President; joined Wellington Management in
     1994.

-    Karl E. Bandtel. Senior Vice President; joined Wellington Management in
     1990.

- James A. Bevilacqua. Senior Vice President; joined Wellington Management in 1994.

-    Maya K. Bittar. Vice President; joined Wellington Management in 1998.

- Michael T. Carmen. Senior Vice President; joined Wellington Management 1999; previously an investment professional at Kobrick Funds (1997-1999).

-    Richard T. Crawford. Vice President; joined Wellington Management in 1994.

- Jeffrey L. Kripke. Vice President; joined Wellington Management in 2001; previously an investment professional at Merrill Lynch Asset Management (1999-2001) and Chase Asset Management (1998-1999).

- Timothy J. McCormack. Vice President; joined Wellington Management 2000; previously an investment professional at Oppenheimer Capital (1994-2000).

- Matthew E. Megargel. Senior Vice President; joined Wellington Management in 1983.

-    Stephen T. O'Brien. Senior Vice President; joined Wellington Management in
     1983.

-    Thomas L. Pappas. Senior Vice President; joined Wellington Management in
     1987.

- Shaun F. Pedersen. Vice President; joined Wellington Management in 2004; previously an investment professional at Thomas Weisel Asset Management (2001-2004) and The Boston Company (1996-2000).

-    Michael D. Rodier. Vice President; joined Wellington Management in 1984.

WELLS FARGO FUND MANAGEMENT, LLC ("WELLS FARGO").

Wells Fargo, located at 525 Market St., San Francisco, California, is an indirect, wholly-owned subsidiary of Wells Fargo & Company. It was created to succeed to the mutual fund advisory responsibilities of Wells Fargo Bank and is an affiliate of Wells Fargo Bank. Wells Fargo Bank, which was founded in 1852, is the oldest bank in the western U.S. and is one of the largest banks in the U.S.

FUND                        PORTFOLIO MANAGERS
----                        ------------------
Core Bond Fund              Marie Chandoha
                            William Stevens

U.S. High Yield Bond Fund   Phil Susser
                            Roger Wittlin

- Marie Chandoha. Senior Portfolio Manager and co-head of the Montgomery Fixed Income team at Wells Capital Management, an affiliate of Wells Fargo; joined Wells Fargo in 2003; previously senior portfolio manager and co-head of the Fixed Income Team at Montgomery Asset Management.

- William Stevens. Senior Portfolio Manager and co-head of the Montgomery Fixed Income team at Wells Capital Management; joined Wells Fargo in 2003; previously founded the Fixed Income team of Montgomery Asset Management in 1992.

- Phil Susser. Portfolio Manager at Sutter Advisors, LLC, an indirect, wholly owned subsidiary of Wells Fargo & Company and a direct subsidiary of Wells Capital Management; joined Sutter Advisors in 2001; previously worked at Deutsche Bank Securities Inc. as an associate research analyst.

- Roger Wittlin. Senior Managing Director of the Sutter High Yield Group and Managing Director of Sutter Advisors, LLC; joined Sutter Advisors in 2000; previously worked at Goldman Sachs, Deutsche Bank and Morgan Stanley.

FINANCIAL HIGHLIGHTS

John Hancock Funds II commenced operations on October __, 2005, after a reorganization in which it succeeded to the operations of Series I and NAV shares of certain portfolios of John Hancock Trust ("JHT"). These tables are intended to help investors understand the financial performance of each fund (including its predecessor portfolio) for the past five years (or since inception in the case of a fund in operation for less than five years). Certain information reflects financial results for a single share of a fund.

For each fund of John Hancock Funds II, except as otherwise stated below, financial highlights are presented below for the NAV shares of the predecessor JHT portfolio through December 31 of each fiscal year shown and for the fiscal period ended June 30, 2005. For periods prior to April 29, 2005, when the NAV shares of each predecessor JHT portfolio commenced operations, financial highlights are for the Series I shares of the predecessor JHT portfolio. The total returns presented represent the rates that an investor would have earned (or lost) on an investment in the NAV shares of a particular predecessor portfolio (assuming reinvestment of all dividends and distributions).

The predecessor JHT portfolio for each of the Active Bond, U.S. Core Strategies, Growth & Income, Overseas Equity, Short-Term Bond, Small Cap Growth and Small Cap Value funds commenced operations on April 29, 2005 when it succeeded to the operations of the sole class of shares of a portfolio of John Hancock Variable Series Trust I ("VST"). For each of these funds, financial highlights are presented below for: the sole class of shares of the JHT portfolio's predecessor VST portfolio from inception through December 31 of each fiscal year shown and for the fiscal period ended April 29, 2005; and the NAV shares of the predecessor JHT portfolio for the fiscal period ended June 30, 2005. The total returns presented represent the rates that an investor would have earned (or lost) on an investment in the sole class of shares of a particular predecessor VST portfolio and in the NAV shares of a particular predecessor JHT portfolio (assuming reinvestment of all dividends and distributions).

Financial highlights are not presented for the following funds which do not have predecessor JHT portfolios and which commenced operations on October ___, 2005:
Bond Index, Growth, Growth Opportunities, International Growth, Intrinsic Value, Small Company Growth, Spectrum Income, U.S. Multi Sector, Value & Restructuring, Value Opportunities and Vista.

                           [TO BE ADDED BY AMENDMENT]

                                   APPENDIX A

                           SCHEDULE OF MANAGEMENT FEES

Set forth below is the schedule of the annual percentage rates of the management fees for the funds. As stated above, the advisory or management fee for each fund is calculated by applying to the net assets of the fund an annual fee rate which is determined based on the application of the annual percentage rates for the fund to the "Aggregate Net Assets" of the fund. Aggregate Net Assets of a fund include the net assets of the fund and in most cases the net assets of one or more other John Hancock funds (or portions thereof) indicated below that have the same subadviser as the fund. If the fund and such other fund(s) (or portions thereof) cease to have the same subadviser, their assets will no longer be aggregated for purposes of determining the applicable annual fee rate for the fund.

            FUNDS AND ANNUAL PERCENTAGE RATES OF AGGREGATE NET ASSETS

500 INDEX FUND: 0.470% -- first $500 million; and 0.460% -- excess over $500 million

(Aggregate Net Assets include the net assets of the Fund and the 500 Index Trust, a series of John Hancock Trust)

ACTIVE BOND FUND: 0.600%--at all asset levels

(Aggregate Net Assets include the net assets of the Fund)

ALL CAP CORE FUND: 0.800% -- first $500 million; and 0.750% -- excess over $500 million.

(Aggregate Net Assets include the net assets of the Fund and the All Cap Core Trust, a series of John Hancock Trust)

ALL CAP GROWTH FUND: 0.900% -- first $500 million; and 0.850% -- excess over $500 million.

(Aggregate Net Assets include the net assets of the Fund)

ALL CAP VALUE FUND: 0.850% -- first $250 million; 0.800% -- next $250 million; and 0.750% -- excess over $500 million.

(Aggregate Net Assets include the net assets of the Fund and the All Cap Value Trust, a series of John Hancock Trust)

BLUE CHIP GROWTH FUND: 0.825% -- first $1 billion; and 0.800% -- excess over $1 billion.

(Aggregate Net Assets include the net assets of the Fund and the Blue Chip Growth Trust, a series of John Hancock Trust)

BOND INDEX FUND: 0.470% -- at all asset levels.

(Aggregate Net Assets include the net assets of the Fund and the Bond Index Trust A, a series of John Hancock Trust)

CAPITAL APPRECIATION FUND: 0.850% -- first $300 million; and 0.800% -- excess over $300 million.

(Aggregate Net Assets include the net assets of the Fund and the Capital Appreciation Trust, a series of John Hancock Trust)

CLASSIC VALUE FUND: 0.800% -- at all asset levels.

(Aggregate Net Assets include the net assets of the Fund)

CORE BOND FUND: 0.690%--first $200 million; 0.640%--next $200 million; and 0.600%--excess over $400 million.

(Aggregate Net Assets include the net assets of the Fund and the Core Bond Trust, a series of John Hancock Trust)

CORE EQUITY FUND: 0.850% -- first $350 million; and 0.750% -- excess over $350 million.

(Aggregate Net Assets include the net assets of the Fund and the Core Equity Trust, a series of John Hancock Trust)

DYNAMIC GROWTH FUND: 0.950% -- first $500 million; and 0.900% -- excess over $500 million.

(Aggregate Net Assets include the net assets of the Fund and the Dynamic Growth Trust, a series of John Hancock Trust)

EMERGING GROWTH FUND: 0.800% -- at all asset levels.

(Aggregate Net Assets include the net assets of the Fund and the Emerging Growth Trust, a series of John Hancock Trust)

EMERGING SMALL COMPANY FUND: 1.000% -- first $500 million; 0.970% -- next $500 million; and 0.950% -- excess over $1 billion.

(Aggregate Net Assets include the net assets of the Fund and the Emerging Small Company Trust, a series of John Hancock Trust)

EQUITY-INCOME FUND: 0.825% -- first $1 billion; and 0.800% -- excess over $1 billion.

(Aggregate Net Assets include the net assets of the Fund and the Equity-Income Trust, a series of John Hancock Trust)

FINANCIAL SERVICES FUND: 0.850% -- first $50 million; 0.800% -- next $450 million; and 0.750% -- excess over $500 million.

(Aggregate Net Assets include the net assets of the Fund and the Financial Services Trust, a series of John Hancock Trust)

FUNDAMENTAL VALUE FUND: 0.850% -- first $50 million; 0.800% -- next $450 million; and 0.750% -- excess over $500 million.

(Aggregate Net Assets include the net assets of the Fund and the Fundamental Value Trust, a series of John Hancock Trust)

GLOBAL ALLOCATION FUND: 0.850% -- first $500 million; and 0.800% -- excess over $500 million.

(Aggregate Net Assets include the net assets of the Fund and the Global Allocation Trust, a series of John Hancock Trust)

GLOBAL BOND FUND:  0.700% -- at all asset levels.

(Aggregate Net Assets include the net assets of the Fund)

GLOBAL FUND: 0.850% -- first $1 billion; and 0.800% -- excess over $1 billion.

(Aggregate Net Assets include the net assets of the Fund, the Global Trust, a series of John Hancock Trust, the International Value Fund, a series of John Hancock Funds II and the International Value Trust, a series of John Hancock Trust)

GROWTH & INCOME FUND: 0.700% -- first $500 million; 0.650% -- next $500 million; and 0.600% -- excess over $1 billion.

(Aggregate Net Assets include the net assets of the Fund, that portion of the Managed Fund of the Trust that is subadvised by Grantham, Mayo, Van Otterloo & Co., the Growth & Income Trust, a series of John Hancock Trust, that portion of the Managed Trust, another series of John Hancock Trust, that is subadvised by Grantham, Mayo, Van Otterloo & Co., and the U.S. Core Fund, a series of John Hancock Funds III)

GROWTH FUND: 0.800% - first $500 million; 0.780% -- next $500 million; 0.770% --
next $1.5 billion; and 0.760% -- excess over $2.5 billion.

(Aggregate Net Assets include the net assets of the Fund, the Growth Trust, a series of John Hancock Trust, and the Growth Fund, a series of John Hancock Funds III)

GROWTH OPPORTUNITIES FUND: 0.800% - first $500 million; 0.780% -- next $500 million; 0.770% -- next $1.5 billion; and 0.760% -- excess over $2.5 billion.

(Aggregate Net Assets include the net assets of the Fund, the Growth Opportunities Trust, a series of John Hancock Trust, and the Growth Opportunities Fund, a series of John Hancock Funds III)

HEALTH SCIENCES FUND: 1.050%-- first $500 million; and 1.000% -- excess over $500 million.

(Aggregate Net Assets include the net assets of the Fund and the Health Sciences Trust, a series of John Hancock Trust)

HIGH YIELD FUND: 0.725% -- first $500 million; and 0.650% -- excess over $500 million.

(Aggregate Net Assets include the net assets of the Fund and the High Yield Trust, a series of John Hancock Trust)

INTERNATIONAL EQUITY INDEX FUND: 0.550% -- first $100 million; and 0.530% -- excess over $100 million.

(Aggregate Net Assets include the net assets of the Fund and the International Equity Index Trust A, a series of John Hancock Trust)

INTERNATIONAL GROWTH FUND: 0.920% - first $100 million; 0.895% -- next $900 million; and 0.880% -- excess over $1 billion.

(Aggregate Net Assets include the net assets of the Fund, the International Growth Trust, a series of John Hancock Trust, and the International Growth Fund, a series of John Hancock Funds III )

INTERNATIONAL OPPORTUNITIES FUND: 1.000%--first $250 million; 0.950%--next $250 million; and 0.900%--excess over $500 million.

(Aggregate Net Assets include the net assets of the Fund and the International Opportunities Trust, a series of John Hancock Trust)

INTERNATIONAL SMALL CAP FUND: 1.050% -- first $200 million; 0.950% -- next $300 million; and 0.850% -- excess over $500 million

(Aggregate Net Assets include the net assets of the Fund and the International Small Cap Trust, a series of John Hancock Trust)

INTERNATIONAL STOCK FUND: 0.920% -- first $100 million; 0.895% -- next $900 million; and 0.880% -- excess over $1 billion.

(Aggregate Net Assets include the net assets of the Fund, the International Stock Trust, a series of John Hancock Trust, and the International Core Fund, a series of John Hancock Funds III)

INTERNATIONAL VALUE FUND: 0.950% -- first $200 million; 0.850% -- next $300 million; and 0.800% -- excess over $500 million.

(Aggregate Net Assets include the net assets of the Fund, the International Value Trust, a series of John Hancock Trust, the Global Fund, a series of John Hancock Funds II and the Global Trust, a series of John Hancock Trust)

INTRINSIC VALUE FUND: 0.780% - first $500 million; 0.760% -- next $500 million; 0.750% -- next $1.5 billion; and 0.740% -- excess over $2.5 billion.

(Aggregate Net Assets include the net assets of the Fund, the Intrinsic Value Trust, a series of John Hancock Trust, and the Intrinsic Value Fund, a series of John Hancock Funds III)

INVESTMENT QUALITY BOND FUND: 0.600% -- first $500 million; and 0.550% -- excess over $500 million.

(Aggregate Net Assets include the net assets of the Fund and the Investment Quality Bond Trust, a series of John Hancock Trust)

LARGE CAP FUND: 0.850%--first $250 million; 0.800%--next $250 million; and 0.750%--excess over $500 million.

(Aggregate Net Assets include the net assets of the Fund and the Large Cap Trust, a series of John Hancock Trust)

LARGE CAP GROWTH FUND: 0.850% -- first $750 million; and 0.800% -- excess over $750 million.

(Aggregate Net Assets include the net assets of the Fund and the Large Cap Growth Trust, a series of John Hancock Trust)

LARGE CAP VALUE FUND: 0.850% -- first $300 million; 0.825% -- next $200 million; and 0.800% -- excess over $500 million.

(Aggregate Net Assets include the net assets of the Fund and the Large Cap Value Trust, a series of John Hancock Trust)

LIFESTYLE AGGRESSIVE PORTFOLIO: 0.050% -- first $7.5 billion; and 0.040% -- excess over $7.5 billion.

(Aggregate Net Assets include the net assets of the five Lifestyle Portfolios of the Trust (Aggressive, Growth, Balanced, Moderate and Conservative) and the five Lifestyle Trusts of John Hancock Trust (Aggressive 1000, Growth 820, Balanced 640, Moderate 460 and Conservative 280))

LIFESTYLE BALANCED PORTFOLIO: 0.050% -- first $7.5 billion; and 0.040% -- excess over $7.5 billion.

(Aggregate Net Assets include the net assets of the five Lifestyle Portfolios of the Trust (Aggressive, Growth, Balanced, Moderate and Conservative) and the five Lifestyle Trusts of John Hancock Trust (Aggressive 1000, Growth 820, Balanced 640, Moderate 460 and Conservative 280))

LIFESTYLE CONSERVATIVE PORTFOLIO: 0.050% -- first $7.5 billion; and 0.040% -- excess over $7.5 billion.

(Aggregate Net Assets include the net assets of the five Lifestyle Portfolios of the Trust (Aggressive, Growth, Balanced, Moderate and Conservative) and the five Lifestyle Trusts of John Hancock Trust (Aggressive 1000, Growth 820, Balanced 640, Moderate 460 and Conservative 280))

LIFESTYLE GROWTH PORTFOLIO: 0.050% -- first $7.5 billion; and 0.040% -- excess over $7.5 billion.

(Aggregate Net Assets include the net assets of the five Lifestyle Portfolios of the Trust (Aggressive, Growth, Balanced, Moderate and Conservative) and the five Lifestyle Trusts of John Hancock Trust (Aggressive 1000, Growth 820, Balanced 640, Moderate 460 and Conservative 280))

LIFESTYLE MODERATE PORTFOLIO: 0.050% -- first $7.5 billion; and 0.040% -- excess over $7.5 billion.

(Aggregate Net Assets include the net assets of the five Lifestyle Portfolios of the Trust (Aggressive, Growth, Balanced, Moderate and Conservative) and the five Lifestyle Trusts of John Hancock Trust (Aggressive 1000, Growth 820, Balanced 640, Moderate 460 and Conservative 280))

MANAGED FUND: 0.690% - at all asset levels.

(Aggregate Net Assets include the net assets of the Fund)

MID CAP CORE FUND: 0.950% -- first $10 million; 0.900% -- next $40 million; 0.875% -- next $150 million; 0.850% -- next $300 million; and 0.825% -- excess over $500 million.

(Aggregate Net Assets include the net assets of the Fund)

MID CAP INDEX FUND: 0.490% -- first $250 million; 0.480% -- next $250 million; and 0.460% -- excess over $500 million.

(Aggregate Net Assets include the net assets of the Fund and the Mid Cap Index Trust, a series of John Hancock Trust)

MID CAP STOCK FUND: 0.875% -- first $200 million; 0.850% -- next $300 million; and 0.825% -- excess over $500 million.

(Aggregate Net Assets include the net assets of the Fund and the Mid Cap Stock Trust, a series of John Hancock Trust)

MID CAP VALUE FUND: 0.900% -- first $200 million; 0.850% -- next $300 million; and 0.825% -- excess over $500 million.

(Aggregate Net Assets include the net assets of the Fund and the Mid Cap Value Trust, a series of John Hancock Trust)

MONEY MARKET FUND: 0.500% -- first $500 million; and 0.470% -- excess over $500 million.

(Aggregate Net Assets include the net assets of the Fund and the Money Market Trust, a series of John Hancock Trust)

NATURAL RESOURCES FUND: 1.050% -- first $50 million; and 1.000% -- excess over $50 million.

(Aggregate Net Assets include the net assets of the Fund and the Natural Resources Trust, a series of John Hancock Trust)

PACIFIC RIM FUND: 0.800% -- first $500 million; and 0.700% -- excess over $500 million.

(Aggregate Net Assets include the net assets of the Fund and the Pacific Rim Trust, a series of John Hancock Trust)

QUANTITATIVE ALL CAP FUND: 0.750% -- first $50 million; and 0.700% -- excess over $50 million.

(Aggregate Net Assets include the net assets of the Fund and the Quantitative All Cap Trust, a series of John Hancock Trust)

QUANTITATIVE MID CAP FUND: 0.750% -- first $200 million; and 0.650% -- excess over $200 million.

(Aggregate Net Assets include the net assets of the Fund and the Quantitative Mid Cap Trust, a series of John Hancock Trust)

QUANTITATIVE VALUE FUND: 0.700% -- first $500 million; 0.650% -- next $500 million; and 0.600% -- excess over $1 billion.

(Aggregate Net Assets include the net assets of the Fund and the Quantitative Value Trust, a series of John Hancock Trust)

REAL ESTATE SECURITIES FUND: 0.700% -- at all asset levels.

(Aggregate Net Assets include the net assets of the Fund and the Real Estate Securities Trust, a series of John Hancock Trust)

REAL RETURN BOND FUND: 0.700% -- at all asset levels.

(Aggregate Net Assets include the net assets of the Fund)

SCIENCE & TECHNOLOGY FUND: 1.050% -- first $500 million; and 1.000% -- excess over $500 million.

(Aggregate Net Assets include the net assets of the Fund and the Science & Technology Trust, a series of John Hancock Trust)

SHORT-TERM BOND FUND: 0.600%--first $100 million; 0.575%--next $150 million; and 0.550%--excess over $250 million.

(Aggregate Net Assets include the net assets of the Fund and the Short-Term Bond Trust, a series of John Hancock Trust)

SMALL CAP FUND: 0.850%--at all asset levels.

(Aggregate Net Assets include the net assets of the Fund and the Small Cap Trust, a series of John Hancock Trust)

SMALL CAP GROWTH: 1.100%--first $100 million; and 1.050%--excess over $100 million.

(Aggregate Net Assets include the net assets of the Fund and the Small Cap Growth Trust, a series of John Hancock Trust)

SMALL CAP INDEX FUND: 0.490% -- first $250 million; 0.480% -- next $250 million; and 0.460% -- excess over $500 million.

(Aggregate Net Assets include the net assets of the Fund and the Small Cap Index Trust, a series of John Hancock Trust)

SMALL CAP OPPORTUNITIES FUND: 1.000% -- first $500 million; and 0.950% -- excess over $500 million.

(Aggregate Net Assets include the net assets of the Fund and the Small Cap Opportunities Trust, a series of John Hancock Trust)

SMALL CAP VALUE FUND: 1.100%--first $100 million; and 1.050%--excess over $100 million.

(Aggregate Net Assets include the net assets of the Fund and the Small Cap Value Trust, a series of John Hancock Trust)

SMALL COMPANY FUND: 1.050% -- first $125 million; and 1.000% -- excess over $125 million.

(Aggregate Net Assets include the net assets of the Fund and the Small Company Trust, a series of John Hancock Trust)

SMALL COMPANY GROWTH FUND: 1.050% -- first $250 million; and 1.000% -- excess over $250 million.

(Aggregate Net Assets include the net assets of the Fund. However, the applicable rate is 1.000% of all net assets of the Fund when the aggregate net assets of the following exceed $1 billion: the Fund, All Cap Growth Fund and the Mid Cap Core Fund of the Trust, and the Small Company Growth Trust, All Cap Growth Trust and Mid Cap Core Trust of John Hancock Trust.

SMALL COMPANY VALUE FUND: 1.050% -- first $500 million; and 1.000% -- excess over $500 million.

(Aggregate Net Assets include the net assets of the Fund and the Small Company Value Trust, a series of John Hancock Trust)

SPECIAL VALUE FUND: 1.000% -- first $500 million; and 0.950% -- excess over $500 million.

(Aggregate Net Assets include the net assets of the Fund and the Special Value Trust, a series of John Hancock Trust)

SPECTRUM INCOME FUND: 0.800% -- first $250 million; and 0.725% -- excess over $250 million.

(Aggregate Net Assets include the net assets of the Fund and the Spectrum Income Trust, a series of John Hancock Trust)

STRATEGIC BOND FUND: 0.725% -- first $500 million; and 0.650% -- excess over $500 million.

(Aggregate Net Assets include the net assets of the Fund and the Strategic Bond Trust, a series of John Hancock Trust)

STRATEGIC INCOME FUND: 0.725% -- first $500 million; and 0.650% -- excess over $500 million.

(Aggregate Net Assets include the net assets of the Fund and the Strategic Income Trust, a series of John Hancock Trust)

STRATEGIC VALUE FUND: 0.850% -- first $300 million; 0.825% -- next $300 million; 0.800% -- next $300 million; 0.775% -- next $600 million; and 0.700% -- excess over $1.5 billion.

(Aggregate Net Assets include the net assets of the Fund and the Strategic Value Trust, a series of John Hancock Trust)

TOTAL RETURN FUND: 0.700% -- at all asset levels.

(Aggregate Net Assets include the net assets of the Fund)

TOTAL STOCK MARKET INDEX FUND: 0.490% -- first $250 million; 0.480% -- next $250 million; and 0.460% -- excess over $500 million.

(Aggregate Net Assets include the net assets of the Fund and the Total Stock Market Index Trust, a series of John Hancock Trust)

U.S. GLOBAL LEADERS GROWTH FUND: 0.7125% -- first $500 million; and 0.675% -- excess over $500 million.

(Aggregate Net Assets include the net assets of the Fund and the U.S. Global Leaders Growth Trust, a series of John Hancock Trust)

U.S. GOVERNMENT SECURITIES FUND: 0.650% -- first $500 million; and 0.550% -- excess over $500 million.

(Aggregate Net Assets include the net assets of the Fund and the U.S. Government Securities Trust, a series of John Hancock Trust)

U.S. HIGH YIELD BOND FUND: 0.750% -- first $200 million; and 0.720% -- excess over $200 million.

(Aggregate Net Assets include the net assets of the Fund and the U.S. High Yield Bond Trust, a series of John Hancock Trust)

U.S. MULTI SECTOR FUND: 0.780% - first $500 million; 0.760% -- next $500 million; 0.750% -- next $1.5 billion; and 0.740% -- excess over $2.5 billion.

(Aggregate Net Assets include the net assets of the Fund and the U.S. Multi Sector Trust, a series of John Hancock Trust)

UTILITIES FUND: 0.850% -- first $300 million; 0.825% -- next $300 million; 0.800% -- next $300 million; 0.775% -- next $600 million; and 0.700% -- excess over $1.5 billion.

(Aggregate Net Assets include the net assets of the Fund and the Utilities Trust, a series of John Hancock Trust)

VALUE & RESTRUCTURING FUND: .850% -- first $500 million; and 0.800% -- excess over $500 million.

(Aggregate Net Assets include the net assets of the Fund and the Value & Restructuring Trust, a series of John Hancock Trust)

VALUE FUND: 0.750% -- first $200 million; 0.725% -- next $300 million; and 0.650% -- excess over $500 million.

(Aggregate Net Assets include the net assets of the Fund and the Value Trust, a series of John Hancock Trust)

VALUE OPPORTUNITIES FUND: 0.800% - first $500 million; 0.780% -- next $500 million; 0.770% -- next $1.5 billion; and 0.760% -- excess over $2.5 billion.


(Aggregate Net Assets include the net assets of the Fund, the Value Opportunities Trust, a series of John Hancock Trust, and the Value Opportunities Fund, a series of John Hancock Funds III)

VISTA FUND: 0.900% -- first $250 million; 0.850% -- next $250 million; 0.825% --
next $500 million; and 0.800% -- excess over $1 billion.

(Aggregate Net Assets include the net assets of the Fund and the Vista Trust, a series of John Hancock Trust)

                 ADVISORY FEE WAIVERS AND EXPENSE REIMBURSEMENTS

     All Funds -- Expense Reimbursement. The Adviser voluntarily reduces its advisory fee or reimburses each fund if the total of all expenses (excluding taxes, portfolio brokerage commissions, interest, litigation and indemnification expenses and extraordinary expenses not incurred in the ordinary course of the fund's business, advisory fees, Rule 12b-1 fees, transfer agency fees, blue sky fees, and fees under any agreements or plans of the Fund dealing with services for shareholders and others with beneficial interests in shares of the Fund). These voluntary expense reimbursements may be terminated any time.

     - 0.05% in the case of the 500 Index Fund and the International Equity Index Fund;

     - 0.75% in the case of the Bond Index Fund, Global Bond Fund, Global Fund, International Opportunities Fund, International Small Cap Fund, International Stock Fund, International Value Fund, Mid Cap Index Fund, Pacific Rim Fund, Small Cap Index Fund and Total Stock Market Index Fund; and

     -    0.50% in the case of all other funds.

     Blue Chip Growth, Equity-Income, Health Sciences, Science & Technology, Small Company Value and Spectrum Income Funds. The Adviser has voluntarily agreed to waive a portion of its advisory fee for each of the Blue Chip Growth, Equity-Income, Health Sciences, Science & Technology, Small Company Value and Spectrum Income Funds. The waiver is based on the combined assets of these funds and the following series of John Hancock Trust: the Blue Chip Growth Trust, Equity-Income Trust, Health Sciences Trust, Science and Technology Trust, Small Company Value Trust and Spectrum Income Trust. The percentage fee reductions at different or asset levels are set forth below. This voluntary fee waiver may be terminated at any time.

COMBINED ASSET LEVELS                                           FEE REDUCTION
---------------------                                        -------------------
                                                             (AS A PERCENTAGE OF
                                                              THE ADVISORY FEE)
First $750 million........................................          0.00%
Between $750 million and $1.5 billion.....................          2.50%
Between $1.5 billion and $3.0 billion.....................          3.75%
Over $3.0 billion.........................................          5.00%

     Global Fund and International Value Fund. The Adviser has voluntarily agreed to waive its advisory fees so that the amount retained by the Adviser after payment of subadvisory fees for each of Global Fund and the International Value Fund does not exceed 0.45% of the fund's average net assets. This voluntary expense reimbursement may be terminated any time.

[BACK COVER]

FOR MORE INFORMATION

The following documents are available that offer further information on John Hancock Funds II:

ANNUAL/SEMI-ANNUAL REPORT TO SHAREHOLDERS

The annual and semi-annual reports to shareholders of John Hancock Trust ("JHT") and John Hancock Variable Series Trust I ("VST") include, with respect to the predecessor JHT portfolios of the funds, financial statements, a discussion of the market conditions and investment strategies that significantly affected performance, as well as the auditors' report (in annual report only).

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The Fund's SAI contains more detailed information on all aspects of the funds, including a summary of the Fund's policy regarding disclosure of fund portfolio holdings. The current SAI has been filed with the SEC and is incorporated by reference into (is legally a part of) this prospectus.

TO REQUEST A FREE COPY OF THE CURRENT ANNUAL/SEMI-ANNUAL REPORTS OF JHT OR VST OR THE FUND'S SAI, PLEASE CONTACT JOHN HANCOCK:

By mail: John Hancock Signature Services, Inc.
1 John Hancock Way, Suite 1001
Boston, MA 02217-1001

By phone: 1-888-972-8696

On the Internet: www.jhfunds.com

OR YOU MAY VIEW OR OBTAIN THESE DOCUMENTS AND OTHER INFORMATION ABOUT THE FUND FROM THE SEC:

By mail: Public Reference Section
Securities and Exchange Commission
Washington, DC 20549-0102
(duplicating fee required)

In person: at the SEC's Public Reference Room in Washington, DC. For access to the Reference Room call 1-202-942-8090

By electronic request: publicinfo@sec.gov
(duplicating fee required)

On the Internet: www.sec.gov

1940 Act File No. 811-21779.

[JOHN HANCOCK FUNDS II LOGO]

THE INFORMATION IN THIS PROSPECTUS IS NOT COMPLETE AND MAY BE CHANGED. WE MAY NOT SELL THESE SECURITIES UNTIL THE POST-EFFECTIVE AMENDMENT TO THE REGISTRATION STATEMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION WITH RESPECT TO THESE SECURITIES IS EFFECTIVE. THIS PROSPECTUS IS NOT AN OFFER TO SELL THESE SECURITIES AND IT IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE THE OFFER OR SALE IS NOT PERMITTED.

        SUBJECT TO COMPLETION: PRELIMINARY PROSPECTUS DATED _______, 2005

JOHN HANCOCK FUNDS II

PROSPECTUS DATED __________, 2005
  --CLASS 1 AND CLASS 3 SHARES

500 Index Fund                 International Equity Index Fund      Short-Term Bond Fund
Active Bond Fund               International Growth Fund            Small Cap Fund
All Cap Core Fund              International Opportunities Fund     Small Cap Growth Fund
All Cap Growth Fund            International Small Cap Fund         Small Cap Index Fund
All Cap Value Fund             International Stock Fund             Small Cap Opportunities Fund
Blue Chip Growth Fund          International Value Fund             Small Cap Value Fund
Bond Index Fund                Intrinsic Value Fund                 Small Company Fund
Capital Appreciation Fund      Investment Quality Bond Fund         Small Company Growth Fund
Classic Value Fund             Large Cap Fund                       Small Company Value Fund
Core Bond Fund                 Large Cap Growth Fund                Special Value Fund
Core Equity Fund               Large Cap Value Fund                 Spectrum Income Fund
Dynamic Growth Fund            Managed Fund                         Strategic Bond Fund
Emerging Growth Fund           Mid Cap Core Fund                    Strategic Income Fund
Emerging Small Company Fund    Mid Cap Index Fund                   Strategic Value Fund
Equity-Income Fund             Mid Cap Stock Fund                   Total Return Fund
Financial Services Fund        Mid Cap Value Fund                   Total Stock Market Index Fund
Fundamental Value Fund         Money Market Fund                    U.S. Global Leaders Growth Fund
Global Allocation Fund         Natural Resources Fund               U.S. Government Securities Fund
Global Bond Fund               Pacific Rim Fund                     U.S. High Yield Bond Fund
Global Fund                    Quantitative All Cap Fund            U.S. Multi Sector Fund
Growth & Income Fund           Quantitative Mid Cap Fund            Utilities Fund
Growth Fund                    Quantitative Value Fund              Value & Restructuring Fund
Growth Opportunities Fund      Real Estate Securities Fund          Value Fund
Health Sciences Fund           Real Return Bond Fund                Value Opportunities Fund
High Yield Fund                Science & Technology Fund            Vista Fund

[JOHN HANCOCK FUNDS II LOGO]

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these funds or determined whether the information in this prospectus is adequate and accurate. Anyone who indicates otherwise is committing a federal crime.

CONTENTS

                                                                                PAGE
OVERVIEW

SMALL CAP FUNDS
     Emerging Growth Fund................................
     Emerging Small Company Fund.........................
     Small Cap Growth Fund...............................
     Small Cap Opportunities Fund........................
     Small Cap Fund......................................
     Small Cap Value Fund................................
     Small Company Fund..................................
     Small Company Growth Fund
     Small Company Value Fund............................
     Special Value Fund..................................
     Value Opportunities Fund

MID CAP FUNDS
     Dynamic Growth Fund.................................
     Growth Opportunities Fund
     Mid Cap Core Fund...................................
     Mid Cap Stock Fund
     Mid Cap Value Fund..................................
     Quantitative Mid Cap Fund...........................
     Value Fund
     Vista Fund

LARGE CAP FUNDS
     All Cap Core Fund...................................
     All Cap Growth Fund.................................
     All Cap Value Fund..................................
     Blue Chip Growth Fund...............................
     Capital Appreciation Fund...........................
     Classic Value Fund
     Core Equity Fund....................................
     Equity-Income Fund..................................
     Fundamental Value Fund..............................
     Growth & Income Fund................................
     Growth Fund
     Intrinsic Value Fund
     Large Cap Growth Fund...............................
     Large Cap Fund......................................
     Large Cap Value Fund................................
     Quantitative All Cap Fund
     Quantitative Value Fund.............................
     Strategic Value Fund................................
     U.S. Global Leaders Growth Fund.....................

INTERNATIONAL FUNDS
     Global Fund.........................................
     International Growth
     International Opportunities Fund
     International Small Cap Fund........................
     International Stock Fund
     International Value Fund............................
     Pacific Rim Fund....................................

FIXED-INCOME FUNDS
     Active Bond Fund....................................
     Core Bond Fund......................................

         Global Bond Fund....................................
         High Yield Fund.....................................
         Investment Quality Bond Fund........................
         Money Market Fund...................................
         Real Return Bond Fund...............................
         Short-Term Bond Fund................................
         Spectrum Income Fund
         Strategic Bond Fund.................................
         Strategic Income Fund...............................
         Total Return Fund...................................
         U.S. Government Securities Fund.....................
         U.S. High Yield Bond Fund...........................

    HYBRID FUNDS
         Global Allocation Fund..............................
         Managed Fund........................................
         U.S. Multi Sector Fund

    SPECIALTY FUNDS
         Financial Services Fund.............................
         Health Sciences Fund................................
         Natural Resources Fund..............................
         Real Estate Securities Fund.........................
         Science & Technology Fund...........................
         Utilities Fund......................................
         Value & Restructuring Fund

    INDEX FUNDS
         500 Index Fund
         Bond Index Fund
         International Equity Index Fund
         Mid Cap Index Fund
         Small Cap Index Fund
         Total Stock Market Index Fund

YOUR ACCOUNT
         Class 1 and Class 3 shares
         Transaction policies
         Dividends and account policies

FUND DETAILS
         Business structure
         Subadviser information and management biographies
FINANCIAL HIGHLIGHTS
APPENDIX A - Management fee schedules
FOR MORE INFORMATION                                                            Back Cover

OVERVIEW

JOHN HANCOCK FUNDS II

The funds of John Hancock Funds II (sometimes referred to as the "Fund") offer clearly defined investment strategies, each focusing on a particular market segment and following a disciplined investment process. Blended together or selected individually, these funds are designed to meet the needs of investors seeking risk-managed investment strategies from seasoned professional portfolio managers.

This prospectus relates to the Class 1 and Class 3 shares of the funds. Class 1 shares are sold only to certain insurance company separate accounts, and Class 3 shares are sold only to certain qualified retirement plans.

RISKS OF MUTUAL FUNDS

Mutual funds are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Because you could lose money by investing in these funds, be sure to read all risk disclosure carefully before investing.

INVESTMENT MANAGEMENT

John Hancock Investment Management Services, LLC (the "Adviser") is the investment adviser to the Fund and each of the funds. The Adviser administers the business and affairs of the Fund and retains and compensates investment subadvisers which manage the assets of the funds. Each subadviser formulates a continuous investment program for each fund it subadvises, consistent with the fund's investment goals and policies. The Adviser and each of the subadvisers is registered as an investment adviser under the Investment Advisers Act of 1940 or is exempt from such registration. The Adviser is a wholly-owned subsidiary of Manulife Financial Corporation ("MFC"), a publicly traded company based in Toronto, Canada.MFC and its subsidiaries operate as "Manulife Financial" in Canada and Asia and primarily as "John Hancock" in the U.S.

FUND INFORMATION KEY

Concise fund-by-fund descriptions begin on the next page. Each description provides the following information:

[GRAPHIC]

GOAL AND STRATEGY

The fund's particular investment goals and the strategies it intends to use in pursuing those goals.

[GRAPHIC]

PAST PERFORMANCE

The fund's total return, measured year-by-year and over time.

[GRAPHIC]

MAIN RISKS

The major risk factors associated with the fund.

[GRAPHIC]

YOUR EXPENSES

The overall costs borne by an investor in the fund, including annual expenses.

                                 SMALL CAP FUNDS

EMERGING GROWTH FUND

SUBADVISER: MFC Global Investment Management (U.S.A.) Limited. ("MFC Global
            (U.S.A.)")

[GRAPHIC]

GOAL AND STRATEGY

The fund seeks superior long-term rates of return through capital appreciation. To pursue this goal, the fund invests under normal market conditions in high quality securities (those with a proven track record of performance and/or growth) and convertible instruments of small-cap U.S. companies.

Stocks of publicly traded companies -- and mutual funds that hold these stocks -- can be classified by the companies' market value, or capitalization. Market capitalization is defined according to Morningstar U.S. as follows: Based on a universe of the 5000 largest stocks in the U.S., the top 5% of the universe are large cap, the next 15% mid cap, and the bottom 80% are classified as small cap.

The fund will focus on purchasing high quality securities of small-cap U.S. companies whose growth prospects are better than average because they have a unique product or a technology/service edge or an expanding market share.

MFC Global (U.S.A.) focuses on a universe of approximately 1000 leading emerging growth stocks (those with growth prospects that are expected to be better than average) derived through a host of considerations including: size, fundamental analysis, balance sheet and market share analysis, company and industry growth prospectus and management interviews. The management team then uses a proprietary, quantitative system to rank stocks based on a variety of financial measures. Top-ranked stocks meeting both fundamental and quantitative criteria will be considered for the fund.

The fund may invest to a limited extent in foreign securities and may have exposure to foreign currencies through its investment in these securities, its direct holdings of foreign currencies or through its use of foreign currency exchange contracts for the purchase or sale of a fixed quantity of a foreign currency at a future date. Investments in foreign securities may include depositary receipts. The fund may also invest to a limited extent in fixed income securities including money market instruments.

The fund may invest in or use the following derivatives for hedging purposes in a manner consistent with the investment objectives of the fund and as permitted by applicable securities legislation: S&P Depository Receipts and Russell 2000 Growth i shares (or similar types of exchange traded funds), stock index futures contracts and options of stock index futures contracts. Such use would include the hedging of significant cash flows into or out of the fund.

In abnormal market conditions, the fund may temporarily invest extensively in cash and cash equivalents for defensive purposes. In taking these measures, the fund might not achieve its investment goal.

[GRAPHIC]

PAST PERFORMANCE

The graph shows how the fund's total return has varied from year to year, while the table shows performance of Class 1 and Class 3 shares over time (along with a broad-based market index for reference). This information may help provide an indication of the fund's risks. For periods prior to October __, 2005, the date on which the fund commenced operations, historical performance of the fund's shares is based on the performance of the shares of the fund's predecessor John Hancock Trust ("JHT") portfolio, the Emerging Growth Trust, as indicated in the notes to the table. All figures assume dividend reinvestment. Past performance does not indicate future results.

CLASS 1, TOTAL RETURNS

Best Quarter: Q4 `04, 11.97%
Worst Quarter: Q3 `04, -6.13%

INDEX (reflects no fees or taxes)

RUSSELL 2000 GROWTH INDEX -- an unmanaged index that measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.

CLASS 1 CALENDAR YEAR TOTAL RETURNS

[BAR CHART]

   2004

   6.9%

The year-to-date return as of September 30, 2005 is ____%.

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12-31-04(a)

                                 1 YEAR     SINCE INCEPTION
Class 1                           6.89%          22.43%
Class 3(b)                        6.89%          22.43%
Russell 2000 Growth Index        14.31%          33.26%

----------
(a) For periods prior to October __ , 2005, performance is based on the performance of the fund's predecessor JHT portfolio which commenced operations on May 5, 2003. The performance of Class 1 and Class 3 shares is based on the performance of Series I shares of the predecessor portfolio.

(b) The Class 3 shares have higher expenses than the Series I shares of the predecessor portfolio. Performance would be lower if adjusted for these higher expenses.

[GRAPHIC]

MAIN RISKS

      - EQUITY SECURITIES RISK. Stock markets are volatile, and the price of equity securities such as common and preferred stocks (and their equivalents) will fluctuate. The value of equity securities purchased by the fund could decline if the financial condition of the companies in which the fund invests decline or if overall market and economic conditions deteriorate.

      - SMALL/MID CAP STOCK RISK. The fund's investments in small-cap and mid-cap companies may be subject to more erratic price movements than investments in larger, more established companies. In particular, mid-sized companies may pose greater risk due to narrow product lines, limited financial resources, less depth in management or a limited trading market for their securities. Similarly, small cap companies may be developing or marketing new products or services for which markets are not yet and may never become established. While small, unseasoned companies may offer greater opportunities for capital growth than larger, more established companies, they also involve greater risks and should be considered speculative.

      - GROWTH STOCK RISK. Because growth securities typically do not make dividend payments to shareholders, investment returns are based on capital appreciation, making returns more dependent on market increases and decreases. Growth stocks may therefore be more volatile than non-growth stocks.

      - FIXED-INCOME SECURITIES RISK. Fixed-income securities or bonds are subject to credit risk and interest rate risk. The credit rating of bonds in the fund's portfolio could be downgraded or the issuer of a bond could default on its obligations. In general, lower-rated fixed-income securities involve more credit risk. When interest rates rise, bond prices generally fall.

      - FOREIGN SECURITIES RISK. Foreign securities involve special risks, including potentially unfavorable currency exchange rates, limited government regulation (including less stringent investor protection and disclosure standards) and exposure to possible economic, political and social instability.

      - DERIVATIVES RISK. The fund's use of certain derivative instruments (such as options, futures and swaps) could produce disproportionate gains or losses. Derivatives are generally considered more risky than direct investments and, in a down market, could become harder to value or sell at a fair price.

[GRAPHIC]

YOUR EXPENSES

Operating expenses are paid from the fund's assets, and therefore are paid by shareholders indirectly.

ANNUAL OPERATING EXPENSES                     CLASS 1         CLASS 3
Management fee                                 0.80%           0.80%
Distribution and service (12b-1) fees          0.05%           0.40%
Other expenses (a)                             0.07%           0.07%(b)
Total fund operating expenses                  0.92%           1.27%(b)

--------------
(a) Based on estimated amounts for the current fiscal year.

(b) The Adviser has contractually agreed to waive fees or reimburse Class 3 shares in an amount equal to the Expenses of Class 3 shares of the fund. If this waiver or reimbursement were not in effect, "Other expenses" and "Total fund operating expenses" would be 0.31% and 1.51%, respectively. This expense reimbursement shall continue in effect until November 1, 2006 and thereafter until terminated by the Advisor on notice to the Trust.

The hypothetical example below shows what your expenses would be if you invested $10,000 over the time periods indicated, assuming you reinvested all distributions and that the average annual return was 5%. The example is for comparison only, and does not represent the fund's actual expenses and returns, either past or future.

EXPENSE EXAMPLES            YEAR 1        YEAR 3        YEAR 5        YEAR 10
Class 1                      $ 94          $293          $509          $1,130
Class 3                      $129*         $454          $801          $1,781

----------
* Reflects contractual expense reimbursement for Class 3 shares (one year only).

PORTFOLIO MANAGERS

The MFC Global (U.S.A.) portfolio managers for the fund and its predecessor and the year each joined the fund team are:

Robert Lutzko (2003)
Niall Brown (2003)

See page __ for subadviser information and management biographies.

FUND CODES

CLASS 1        Ticker
               CUSIP                 47803V838
               Newspaper
               SEC number
               JH II fund number

CLASS 3        Ticker
               CUSIP
               Newspaper
               SEC number
               JH II fund number

EMERGING SMALL COMPANY FUND

SUBADVISER: Franklin Advisers, Inc. ("Franklin")

[GRAPHIC]

GOAL AND STRATEGY

The fund seeks long-term growth of capital. To pursue this goal, the fund invests, under normal market conditions, at least 80% of its total assets (plus any borrowings for investment purposes) in common stock equity securities of companies with market capitalizations that approximately match the range of capitalizations of the Russell 2000 Growth Index ($58 million to $3.4 billion as of August 31, 2005) ("small cap stocks") at the time of purchase. The securities of small cap companies are traded on the New York Stock Exchange, the American Stock Exchange and in the over-the-counter market. Equity securities also include preferred stocks, securities convertible into common stocks, and warrants for the purchase of common stocks.

The fund may also invest up to 20% (measured at the time of purchase) of its total assets in any combination of the following if the investment presents a favorable investment opportunity consistent with the fund's investment goal:

      - equity securities of larger capitalization companies which Franklin believes have the potential for strong growth potential, and

      - relatively well-known, larger companies in mature industries which Franklin believes have the potential for capital appreciation.

Franklin will choose small cap companies that it believes are positioned for above average growth in revenues, earnings or assets. Franklin looks for companies it believes have distinct and sustainable competitive advantages, such as a particular marketing or product niche, proven technology and industry leadership. Franklin uses a disciplined "bottom-up" approach to stock selection, blending fundamental and quantitative analysis. Franklin diversifies the fund's assets across many industries, and from time to time may invest substantially in certain sectors, including electronic technology and technology services. Small companies often pay no dividends, and current income is not a factor in the selection of stocks. The fund may invest in internet related companies.

The fund may invest up to 5% of its total assets in corporate debt securities that Franklin believes have the potential for capital appreciation as a result of improvements in the creditworthiness of the issuer. Debt securities may include bonds, notes and debentures. The fund may invest in both rated and unrated debt securities. The fund will only purchase securities rated "B" or above by Moody's or Standard & Poor's (or comparable unrated securities). The fund will not invest more than 5% of its total assets in non-investment grade securities (rated lower than "BBB" by Standard & Poor's or "Baa" by Moody's or comparable unrated securities). The receipt of income from debt securities is incidental to the fund's investment goal of capital growth.

The fund may invest up to 25% of its total assets in foreign securities, including those of developing or undeveloped markets, and sponsored or unsponsored American, European and Global Depositary Receipts. The fund currently intends to limit its investments in foreign securities to 10% of its total assets.

The fund may also invest up to 10% of its total assets in real estate investment trusts ("REITs"). See "Real Estate Securities Trust" below for a discussion of REITs and the risks of investing in these trusts.

The fund is authorized to use all of the various investment strategies (including options, futures, currency and other derivatives transactions) referred to under "Hedging and Other Strategic Transactions" in the Statement of Additional Information.

In abnormal market conditions, the fund may temporarily invest extensively in cash and cash equivalents for defensive purposes. In taking these measures, the fund might not achieve its investment goal.

[GRAPHIC]

PAST PERFORMANCE

The graph shows how the fund's total return has varied from year to year, while the table shows performance of Class 1 and Class 3 shares over time (along with a broad-based market index for reference). This information may help provide an indication of the fund's risks. For periods prior to October __, 2005, the date on which the fund commenced operations, historical performance of the fund's shares is based on the performance of the shares of the fund's predecessor John Hancock Trust ("JHT") portfolio, the Emerging Small Company Trust, as indicated in the notes to the table. All figures assume dividend reinvestment. Past performance does not indicate future results.

CLASS 1, TOTAL RETURNS

Best Quarter:  Q4, `99, 59.08%
Worst Quarter:  Q1, `01, -26.19%

INDEX  (reflects no fees or taxes)
RUSSELL 2000 GROWTH INDEX -- an unmanaged index that measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.

CLASS 1 CALENDAR YEAR TOTAL RETURNS

[BAR CHART]

1997        1998      1999       2000        2001        2002       2003        2004
17.1%       0.1%      73.5%      -4.3%      -22.2%      -29.2%      39.7%       11.5%

The year-to-date return as of September 30, 2005 is ____%.

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12-31-04 (a)

                                                  1 YEAR           5 YEARS          SINCE INCEPTION
Class 1                                           11.52%            -3.87%               6.62%
Class 3(b)                                        11.52%            -3.87%               6.62%
Russell 2000 Growth Index                         14.31%            -3.57%               3.96%

----------
(a) For periods prior to October __ , 2005, performance is based on the performance of the fund's predecessor JHT portfolio which commenced operations on January 1, 1997. The performance of Class 1 and Class 3 shares is based on the performance of Series I shares of the predecessor portfolio. Effective May 1, 1999, the predecessor JHT portfolio changed its subadviser and its investment objective. Performance reflects results prior to these changes.

(b) The Class 3 shares have higher expenses than the Series I shares of the predecessor portfolio. Performance would be lower if adjusted for these higher expenses.

[GRAPHIC]

MAIN RISKS

      - EQUITY SECURITIES RISK. Stock markets are volatile, and the price of equity securities such as common and preferred stocks (and their equivalents) will fluctuate. The value of equity securities purchased by the fund could decline if the financial condition of the companies in which the fund invests decline or if overall market and economic conditions deteriorate.

      - SMALL CAP STOCK RISK. The fund's investments in smaller companies may be subject to more erratic price movements than investments in larger, more established companies. Small cap companies may be developing or marketing new products or services for which markets are not yet and may never become established. While small, unseasoned companies may offer greater opportunities for capital growth than larger, more established companies, they also involve greater risks and should be considered speculative.

      - GROWTH STOCK RISK. Because growth securities typically do not make dividend payments to shareholders, investment returns are based on capital appreciation, making returns more dependent on market increases and decreases. Growth stocks may therefore be more volatile than non-growth stocks.

      - INTERNET RELATED INVESTMENTS RISK. Companies engaged in Internet-related activities are particularly vulnerable to (a) rapidly changing technology, (b) extensive government regulation and
            (c) relatively high risk of obsolescence caused by scientific and technological advances. In addition, such companies may be difficult to value, and many have high share prices relative to their earnings which may not be sustainable over the long-term. Moreover, many Internet companies are not yet profitable and will need additional financing to continue their operations; there can be no guarantee that such financing will be available.

      - FOREIGN SECURITIES RISK. Foreign securities involve special risks, including potentially unfavorable currency exchange rates, limited government regulation (including less stringent investor protection and disclosure standards) and exposure to possible economic, political and social instability.

      - REAL ESTATE SECURITIES RISK. REITs or other real estate-related securities are subject to the risks associated with direct ownership of real estate, including declines in the value of real estate, risks related to general and local economic conditions, increases in property taxes and operating expenses, changes in zoning laws, changes in interest rates, and liabilities resulting from environmental problems. Equity and mortgage REITs are dependant on management skills and generally are not diversified. They could also fail to qualify for tax-free pass-through of income under the Internal Revenue Code or to maintain their exemptions under the 1940 Act. Mortgage REITs may be affected by the quality of any credit extended.

      - FIXED-INCOME SECURITIES RISK. Fixed-income securities or bonds are subject to credit risk and interest rate risk. The credit rating of bonds in the fund's portfolio could be downgraded or the issuer of a bond could default on its obligations. In general, lower-rated fixed-income securities involve more credit risk. When interest rates rise, bond prices generally fall.

      - HIGH YIELD SECURITIES RISK. Fixed-income securities that are not investment grade are commonly referred to as high yield securities or "junk bonds." These securities offer a potentially higher yield than other, higher rated securities, but they carry a greater degree of risk and are considered speculative by the major credit rating agencies.

      - DERIVATIVES RISK. The fund's use of certain derivative instruments (such as options, futures and swaps) could produce disproportionate gains or losses. Derivatives are generally considered more risky than direct investments and, in a down market, could become harder to value or sell at a fair price.

[GRAPHIC]

YOUR EXPENSES

Operating expenses are paid from the fund's assets, and therefore are paid by shareholders indirectly.

ANNUAL OPERATING EXPENSES                            CLASS 1         CLASS 3
Management fee                                        1.00%           1.00%
Distribution and service (12b-1) fees                 0.05%           0.40%
Other expenses (a)                                    0.06%           0.06%(b)
Total fund operating expenses                         1.11%           1.46%(b)

--------------
(a) Based on estimated amounts for the current fiscal year.

(b) The Adviser has contractually agreed to waive fees or reimburse Class 3 shares in an amount equal to the Expenses of Class 3 shares of the fund. If this waiver or reimbursement were not in effect, "Other expenses" and "Total fund operating expenses" would be 0.34% and 1.74%, respectively. This expense reimbursement shall continue in effect until November 1, 2006 and thereafter until terminated by the Advisor on notice to the Trust.

The hypothetical example below shows what your expenses would be if you invested $10,000 over the time periods indicated, assuming you reinvested all distributions and that the average annual return was 5%. The example is for comparison only, and does not represent the fund's actual expenses and returns, either past or future.

EXPENSE EXAMPLES                                 YEAR 1        YEAR 3        YEAR 5        YEAR 10
Class 1                                           $113          $353          $612          $1,352
Class 3                                           $149*         $512          $900          $1,989

----------
* Reflects contractual expense reimbursement for Class 3 shares (one year only).

PORTFOLIO MANAGERS

Members of Franklin's management team for the fund and its predecessor and the year each joined the fund team are:

Michael McCarthy (1999)
Zachary Perry (2004)
Brad Carris (2004)

See page __ for subadviser information and management biographies.

FUND CODES

CLASS 1        Ticker
               CUSIP                 47803V812
               Newspaper
               SEC number
               JH II fund number

CLASS 3        Ticker
               CUSIP
               Newspaper
               SEC number
               JH II fund number

GROWTH OPPORTUNITIES FUND

SUBADVISER: Grantham, Mayo, Van Otterloo & Co. LLC ("GMO")

[GRAPHIC]

GOAL AND STRATEGY

The fund seeks long-term capital growth. To pursue this goal, the fund seeks to outperform its benchmark. The fund typically makes equity investments in companies whose stocks are included in the Russell 2500 Index, or in companies with total market capitalizations similar such companies ("small cap companies"). As of May 31, 2005, the market capitalizations of companies included in the Russell 2500 Index ranged from $20 million to $8 billion, the average market capitalization was approximately $2.4 billion; and the median market capitalization was approximately $690 million. The fund normally invests at least 80% of its assets in securities of small cap companies.

In managing the portfolio, the subadviser uses proprietary research and multiple quantitative models to identify small cap company stocks it believes have improving fundamentals. The subadviser then narrows the selection to small cap company stocks it believes have growth characteristics and are undervalued. Generally, these growth stocks are trading at prices below what the subadviser believes to be their true fundamental value. The subadviser also uses proprietary techniques to adjust the portfolio for factors such as stock selection discipline (criteria used for selecting stocks) and industry and sector weights. The factors considered by the subadviser and the models used may change over time.

The fund intends to be fully invested, and generally will not take temporary defensive positions through investment in cash and high quality money market instruments. In pursuing its investment strategy, the portfolio may (but is not obligated to) use a wide variety of exchange-traded and over-the-counter derivative instruments, including options, futures, and swap contracts to (i) hedge equity exposure; (ii) replace direct investing (e.g., creating equity exposure through the use of futures contracts or other derivative instruments); and (iii) manage risk by implementing shifts in investment exposure.

The fund is authorized to use all of the various investment strategies (including options, futures, currency and other derivatives transactions) referred to under "Hedging and Other Strategic Transactions" in the Statement of Additional Information.

In abnormal market conditions, the fund may temporarily invest extensively in cash and cash equivalents for defensive purposes. In taking these measures, the fund might not achieve its investment goal.

Benchmark. The fund's benchmark is the Russell 2500 Growth Index, which measures the performance of stocks included in the Russell 2500 Index with higher price-to-book ratios and higher forecasted growth values, and which is independently maintained and published by the Frank Russell Company.

[GRAPHIC]

PAST PERFORMANCE

Performance information is not presented for the fund because it commenced operations on October __, 2005 and has not yet completed a full calendar year of operations. Generally, performance may be expected to vary from year to year. Past performance, when presented, does not indicate future results.

[GRAPHIC]

MAIN RISKS

      - EQUITY SECURITIES RISK. Stock markets are volatile, and the price of equity securities such as common and preferred stocks (and their equivalents) will fluctuate. The value of equity securities purchased by the fund could decline if the financial condition of the companies in which the fund invests decline or if overall market and economic conditions deteriorate.

      - SMALL CAP STOCK RISK. The fund's investments in smaller companies may be subject to more erratic price movements than investments in larger, more established companies. Small cap companies may be developing or marketing new products or services for which markets are not yet and may never become established. While small, unseasoned companies may offer greater opportunities for capital growth than larger, more established companies, they also involve greater risks and should be considered speculative.

      - GROWTH STOCK RISK. Because growth securities typically do not make dividend payments to shareholders, investment returns are based on capital appreciation, making returns more dependent on market increases and decreases. Growth stocks may therefore be more volatile than non-growth stocks.

      - NON-DIVERSIFICATION RISK. The fund is non-diversified and may invest a high percentage of its assets in the securities of a small number of companies. This may result in more volatile performance relative to more diversified funds. The less diversified a fund's holdings are, the more a specific stock's poor performance is likely to affect its performance.

      - DERIVATIVES RISK. The fund's use of certain derivative instruments (such as options, futures and swaps) could produce disproportionate gains or losses. Derivatives are generally considered more risky than direct investments and, in a down market, could become harder to value or sell at a fair price.

[GRAPHIC]

YOUR EXPENSES

Operating expenses are paid from the fund's assets, and therefore are paid by shareholders indirectly.

ANNUAL OPERATING EXPENSES                            CLASS 1         CLASS 3
Management fee                                        0.80%           0.80%
Distribution and service (12b-1) fees                 0.05%           0.40%
Other expenses (a)                                    0.07%           0.07%(b)
Total fund operating expenses                         0.92%           1.27%(b)

--------------
(a) Based on estimated amounts for the current fiscal year.

(b) The Adviser has contractually agreed to waive fees or reimburse Class 3 shares in an amount equal to the Expenses of Class 3 shares of the fund. If this waiver or reimbursement were not in effect, "Other expenses" and "Total fund operating expenses" would be 0.31% and 1.51%, respectively. This expense reimbursement shall continue in effect until November 1, 2006 and thereafter until terminated by the Advisor on notice to the Trust.

The hypothetical example below shows what your expenses would be if you invested $10,000 over the time periods indicated, assuming you reinvested all distributions and that the average annual return was 5%. The example is for comparison only, and does not represent the fund's actual expenses and returns, either past or future.

EXPENSE EXAMPLES                                    YEAR 1           YEAR 3
Class 1                                              $ 94             $293
Class 3                                              $129*            $454

-------------
* Reflects contractual expense reimbursement for Class 3 shares (one year only).

PORTFOLIO MANAGERS

GMO's U.S. Quantitative Investment Division manages the fund. The senior members of the Division with responsibilities for the fund and the year each joined the fund team are:

Robert Soucy (October 2005)
Sam Wilderman (October 2005)

See page __ for subadviser information and management biographies.

FUND CODES

CLASS 1        Ticker
               CUSIP
               Newspaper
               SEC number
               JH II fund number

CLASS 3        Ticker
               CUSIP
               Newspaper
               SEC number
               JH II fund number

SMALL CAP GROWTH FUND

SUBADVISER: Wellington Management Company, LLP ("Wellington Management")

[GRAPHIC]

GOAL AND STRATEGY

The fund seeks long-term capital appreciation. To pursue this goal, the fund invests, under normal market conditions, primarily in small-cap companies that are believed to offer above-average potential for growth in revenues and earnings.

Wellington Management selects stocks using a combination of quantitative screens and bottom-up, fundamental security research. Quantitative screening seeks to narrow the list of small capitalization companies and to identify a group of companies with strong revenue growth and accelerating earnings. Fundamental equity research seeks to identify individual companies from that group with a higher potential for earnings growth and capital appreciation.

The sub-adviser looks for companies based on a combination of criteria including one or more of the following:

-     Improving market shares and positive financial trends;

-     Superior management with significant equity ownership; and

-     Attractive valuations relative to earnings growth outlook.

The fund is likely to experience periods of higher turnover in portfolio securities because the subadviser frequently adjusts the selection of companies and/or their position size based on these criteria. The fund's sector exposures are broadly diversified but are primarily a result of stock selection and therefore may vary significantly from the benchmark.

The subadviser will normally invest at least 80% of the fund's assets in small-cap companies. For the purposes of the fund, "small cap companies" are those with market capitalization that are within the range of capitalization of companies represented in either the Russell 2000 Growth Index ($58 million to $3.4 billion as of August 31, 2005) or the Russell 2000 Index ($58 million to $3.5 billion as of August 31, 2005).

The fund may invest in initial public offerings (IPOs). The fund may also purchase each of the following types of securities, but not as a principal investment strategy: U.S. dollar denominated foreign securities, certain Exchange Traded Funds (ETFs), and certain derivatives (investments whose value is based on an index or other securities).

The fund is authorized to use all of the various investment strategies (including options, futures, currency and other derivatives transactions) referred to under "Hedging and Other Strategic Transactions" in the Statement of Additional Information.

The fund normally has 10% or less (usually lower) of its assets in cash and cash equivalents. In abnormal market conditions, the fund may temporarily invest extensively in cash and cash equivalents for defensive purposes. In taking these measures, the fund might not achieve its investment goal.

[GRAPHIC]

PAST PERFORMANCE

The graph shows how the fund's total return has varied from year to year, while the table shows performance of Class 1 and Class 3 shares over time (along with a broad-based market index for reference). This information may help provide an indication of the fund's risks. For periods prior to October __, 2005, the date on which the fund commenced operations, historical performance of the fund's shares is based on the performance of the shares of the fund's predecessor John Hancock Trust ("JHT") portfolio, the Small Cap Growth Trust, as indicated in the notes to the table. All figures assume dividend reinvestment. Past performance does not indicate future results.

CLASS 1, TOTAL RETURNS

Best Quarter: Q4 `01, 26.90%
Worst Quarter: Q3 `01, -27.11%

INDEX (reflects no fees or taxes)

RUSSELL 2000 GROWTH INDEX -- an unmanaged index that measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.

CLASS 1 CALENDAR YEAR TOTAL RETURNS

[BAR CHART]

1997          1998         1999         2000          2001         2002         2003         2004
25.6%         -6.0%        -3.4%        -8.9%         -3.8%        -28.2%       48.8%        9.5%

The year-to-date return as of September 30, 2005 is ____%.

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12-31-04(a)

                                                 1 YEAR          5 YEARS           SINCE INCEPTION
Class 1(b)                                        9.45%            0.50%                 2.99%
Class 3(c)                                        9.45%            0.50%                 2.99%
Russell 2000 Growth Index                        14.31%           -3.57%                 3.37%

----------
(a) For periods prior to October __ , 2005, performance is based on the performance of the fund's predecessor JHT portfolio which commenced operations on April 29, 2005 when it succeeded to the operations and assumed the historical performance of the sole class of shares (the "VST Shares") of a John Hancock Variable Series Trust I portfolio which had commenced operations on May 1, 1996. The performance of Class 1 and Class 3 shares is based on the performance of Series I shares of the JHT predecessor portfolio.

(b) The Series I shares of the JHT predecessor portfolio had (and the Class 1 shares have) higher expenses than the VST Shares. Performance would be lower if adjusted for these higher expenses.

(c) The Class 3 shares have higher expenses than the Series I shares of the JHT predecessor portfolio, and those Series I shares had higher expenses that the VST Shares. Performance would be lower if adjusted for these higher expenses.

[GRAPHIC]

MAIN RISKS

      - EQUITY SECURITIES RISK. Stock markets are volatile, and the price of equity securities such as common and preferred stocks (and their equivalents) will fluctuate. The value of equity securities purchased by the fund could decline if the financial condition of the companies in which the fund invests decline or if overall market and economic conditions deteriorate.

      - GROWTH STOCK RISK. Because growth securities typically do not make dividend payments to shareholders, investment returns are based on capital appreciation, making returns more dependent on market increases and decreases. Growth stocks may therefore be more volatile than non-growth stocks.

      - INVESTMENT CATEGORY RISK. The fund's strategy of investing in small cap stocks carries the risk that in certain markets small cap stocks will underperform mid cap or large cap stocks.

      - SMALL CAP STOCK RISK. The fund's investments in smaller companies may be subject to more erratic price movements than investments in larger, more established companies. Small cap companies may be developing or marketing new products or services for which markets are not yet and may never become established. While small, unseasoned companies may offer greater opportunities for capital growth than larger, more established companies, they also involve greater risks and should be considered speculative.

      - INITIAL PUBLIC OFFERINGS ("IPOs") RISK. The fund is subject to the risks associated with purchases of shares issued in IPOs by companies that have little operating history as public companies. The market for

            IPO issuers has been volatile and share prices of certain newly-public companies have fluctuated in significant amounts over short periods of time.

      - DERIVATIVES RISK. The fund's use of certain derivative instruments (such as options, futures and swaps) could produce disproportionate gains or losses. Derivatives are generally considered more risky than direct investments and, in a down market, could become harder to value or sell at a fair price.

[GRAPHIC]

YOUR EXPENSES

Operating expenses are paid from the fund's assets, and therefore are paid by shareholders indirectly.

ANNUAL OPERATING EXPENSES                         CLASS 1         CLASS 3
Management fee                                     1.07%           1.07%
Distribution and service (12b-1) fees              0.05%           0.40%
Other expenses (a)                                 0.47%           0.47%(b)
Total fund operating expenses                      1.59%           1.94%(b)

----------
(a) Based on estimated amounts for the current fiscal year.

(b) The Adviser has contractually agreed to waive fees or reimburse Class 3 shares in an amount equal to the Expenses of Class 3 shares of the fund. If this waiver or reimbursement were not in effect, "Other expenses" and "Total fund operating expenses" would be 0.71% and 2.18%, respectively. This expense reimbursement shall continue in effect until November 1, 2006 and thereafter until terminated by the Advisor on notice to the Trust.

The hypothetical example below shows what your expenses would be if you invested $10,000 over the time periods indicated, assuming you reinvested all distributions and that the average annual return was 5%. The example is for comparison only, and does not represent the fund's actual expenses and returns, either past or future.

EXPENSE EXAMPLES                                 YEAR 1        YEAR 3        YEAR 5        YEAR 10
Class 1                                           $162          $503         $  867         $1,893
Class 3                                           $197*         $659         $1,148         $2,495

----------
* Reflects contractual expense reimbursement for Class 3 shares (one year only).

PORTFOLIO MANAGER

The Wellington Management portfolio manager for the fund and its predecessor and the year he joined the fund team are:

Steven C. Angeli, CFA (2003)

See page __ for subadviser information and management biographies.

FUND CODES

CLASS 1        Ticker
               CUSIP
               Newspaper
               SEC number
               JH II fund number

CLASS 3        Ticker
               CUSIP
               Newspaper
               SEC number
               JH II fund number

SMALL CAP OPPORTUNITIES FUND

SUBADVISER: Munder Capital Management ("Munder")

[GRAPHIC]

GOAL AND STRATEGY

The fund seeks long-term capital appreciation. To pursue this goal, the fund invests, under normal market conditions, at least 80% of its assets (plus any borrowings for investment purposes) in equity securities of small-capitalization companies. Small-capitalization companies are those companies with market capitalizations within the range of the companies in the Russell 2000 Index ($58 million to $3.4 billion as of August 31, 2005).

The fund attempts to provide potentially higher returns than a portfolio that invests primarily in larger, more established companies. Since small companies are generally not as well known to investors or have less of an investor following than larger companies, they may provide higher returns due to inefficiencies in the marketplace.

The fund will usually invest in equity securities of companies that the subadviser believes can be purchased at a price significantly below its inherent value. A company's equity securities may be undervalued because the company is temporarily overlooked or out of favor due to general economic conditions, a market decline, industry conditions or developments affecting the particular company.

In addition to valuation, the subadviser considers these factors, among others in choosing companies:

      -     stable or improving earnings records;

      -     sound finances;

      -     above-average growth prospectus;

      -     participation in a fast growing industry;

      -     strategic niche position in a specialized market; and

      -     adequate capitalization.

The fund may write covered call options during especially volatile markets and also invest in equity securities of larger capitalization companies. Even though the fund will receive the option premium to help protect it against loss, a call option sold by the fund will expose the portfolio during the term of the option to possible loss of the opportunity to sell the underlying security or instrument with a gain. The fund may also engage in short-term trading of portfolio securities.

The fund is authorized to use all of the various investment strategies (including options, futures, currency and other derivatives transactions) referred to under "Hedging and Other Strategic Transactions" in the Statement of Additional Information.

In abnormal market conditions, the fund may temporarily invest extensively in cash and cash equivalents for defensive purposes. In taking these measures, the fund might not achieve its investment goal.

[GRAPHIC]

PAST PERFORMANCE

The graph shows how the fund's total return has varied from year to year, while the table shows performance of Class 1 and Class 3 shares over time (along with a broad-based market index for reference). This information may help provide an indication of the fund's risks. For periods prior to October __, 2005, the date on which the fund commenced operations, historical performance of the fund's shares is based on the performance of the shares of the fund's predecessor John Hancock Trust ("JHT") portfolio, the Small Cap Opportunities Trust, as indicated in the notes to the table. All figures assume dividend reinvestment. Past performance does not indicate future results.

CLASS 1, TOTAL RETURNS

Best Quarter: Q4 `03, 18.89%
Worst Quarter: Q2 `04, -0.29%

INDEX (reflects no fees or taxes)

RUSSELL 2000 VALUE INDEX -- an unmanaged index that measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

CLASS 1 CALENDAR YEAR TOTAL RETURNS

[BAR CHART]

   2004

   25.8%

The year-to-date return as of September 30, 2005 is ____%.

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12-31-04(a)

                                                   1 YEAR              SINCE INCEPTION
Class 1                                            25.78%                  40.69%
Class 3(b)                                         25.78%                  40.69%
Russell 2000 Value Index                           22.25%                  38.34%

----------
(a) For periods prior to October __ , 2005, performance is based on the performance of the fund's predecessor JHT portfolio which commenced operations on May 5, 2003. The performance of Class 1 and Class 3 shares is based on the performance of Series I shares of the predecessor portfolio.

(b) The Class 3 shares have higher expenses than the Series I shares of the predecessor portfolio. Performance would be lower if adjusted for these higher expenses.

[GRAPHIC]

MAIN RISKS

      - EQUITY SECURITIES RISK. Stock markets are volatile, and the price of equity securities such as common and preferred stocks (and their equivalents) will fluctuate. The value of equity securities purchased by the fund could decline if the financial condition of the companies in which the fund invests decline or if overall market and economic conditions deteriorate.

      - SMALL CAP STOCK RISK. The fund's investments in smaller companies may be subject to more erratic price movements than investments in larger, more established companies. Small cap companies may be developing or marketing new products or services for which markets are not yet and may never become established. While small, unseasoned companies may offer greater opportunities for capital growth than larger, more established companies, they also involve greater risks and should be considered speculative.

      - INVESTMENT CATEGORY RISK. The fund's strategy of investing in small cap stocks carries the risk that in certain markets small cap stocks will underperform large cap stocks. Similarly, the fund's strategy of investing in value stocks carries the risk that in certain markets value stocks will underperform growth stocks.

      - ACTIVE PORTFOLIO TRADING RISK. The fund may actively trade portfolio securities, which could increase transaction costs (thus lowering performance) and increase your taxable distributions.

      - DERIVATIVES RISK. The fund's use of certain derivative instruments (such as options, futures and swaps) could produce disproportionate gains or losses. Derivatives are generally considered more risky than direct investments and, in a down market, could become harder to value or sell at a fair price.

[GRAPHIC]

YOUR EXPENSES

Operating expenses are paid from the fund's assets, and therefore are paid by shareholders indirectly.

ANNUAL OPERATING EXPENSES                                                    CLASS 1         CLASS 3
Management fee                                                                0.99%           0.99%
Distribution and service (12b-1) fees                                         0.05%           0.40%
Other expenses (a)                                                            0.07%           0.07%(b)
Total fund operating expenses                                                 1.11%           1.46%(b)

----------
(a) Based on estimated amounts for the current fiscal year.

(b) The Adviser has contractually agreed to waive fees or reimburse Class 3 shares in an amount equal to the Expenses of Class 3 shares of the fund. If this waiver or reimbursement were not in effect, "Other expenses" and "Total fund operating expenses" would be 0.31% and 1.70%, respectively. This expense reimbursement shall continue in effect until November 1, 2006 and thereafter until terminated by the Advisor on notice to the Trust.

The hypothetical example below shows what your expenses would be if you invested $10,000 over the time periods indicated, assuming you reinvested all distributions and that the average annual return was 5%. The example is for comparison only, and does not represent the fund's actual expenses and returns, either past or future.

EXPENSE EXAMPLES                                    YEAR 1       YEAR 3       YEAR 5       YEAR 10
Class 1                                              $113         $352         $610        $ 1,349
Class 3                                              $149         $512         $900        $ 1,989

----------
* Reflects contractual expense reimbursement for Class 3 shares (one year only).

PORTFOLIO MANAGERS

The Munder portfolio managers for the fund and its predecessor and the year each joined the fund team are:

John P. Richardson, CFA (2003)
Julie R. Hollinshead, CFA (2003)
Robert E. Crosby, CFA (2003)

See page __ for subadviser information and management biographies.

FUND CODES

CLASS 1        Ticker
               CUSIP                 47803X 87 5
               Newspaper
               SEC number
               JH II fund number

CLASS 3        Ticker
               CUSIP
               Newspaper
               SEC number
               JH II fund number

SMALL CAP FUND

SUBADVISER: Independence Investment LLC ("Independence")

[GRAPHIC]

GOAL AND STRATEGY

The fund seeks maximum capital appreciation consistent with reasonable risk to principal. To pursue this goal, the fund invests, under normal market conditions, at least 80% of its net assets in equity securities of small cap companies whose market capitalizations do not exceed the greater of (a) $2 billion, (b) the market capitalization of the companies in the Russell 2000 Index ($6.4 billion as of March 31, 2005), and (c) the market capitalization of the companies in the S&P Small Cap 600 Index ($5.2 billion as of March 31,
2005).

Independence selects securities for the fund using a bottom-up selection process that focuses on stocks of statistically undervalued yet promising companies that it believes are likely to show improving fundamental prospects with identifiable catalysts for change. Examples of catalysts the subadviser may consider include a new product, new management, regulatory changes, industry or company restructuring or a strategic acquisition.

The subadviser will attempt to identify undervalued securities using quantitative screening parameters, including various financial ratios and "earnings per share" revisions, which measure the change in earnings estimate expectations. The subadviser additionally narrows the list of stocks using fundamental security analysis, which may include on-site visits, outside research and analytical judgment.

The fund may sell a stock, for example, if: the stock reaches the target price set by the subadviser; the subadviser decides, using the same quantitative screens as in the selection process, that the stock is statistically overvalued; or the subadviser decides the earnings expectations or fundamental outlook for the company have deteriorated.

The fund may invest in initial public offerings ("IPOs"). The fund may purchase other types of securities that are not primary investment vehicles, for example:
U.S. dollar denominated foreign securities and ADRs, certain Exchange-traded funds ("ETFs"), and certain derivatives (instruments whose value is based on indexes or other securities). For purposes of the fund, ETFs are considered securities with a market capitalization equal to the weighted average market capitalization of the basket of securities comprising the ETF.

As timing the market is not an important part of the subadviser's investment strategy, cash reserves will normally represent a small portion of the fund's assets (under 20%).

The fund is authorized to use all of the various investment strategies (including options, futures, currency and other derivatives transactions) referred to under "Hedging and Other Strategic Transactions" in the Statement of Additional Information.

In abnormal market conditions, the fund may temporarily invest extensively in cash and cash equivalents for defensive purposes. In taking these measures, the fund might not achieve its investment goal.

[GRAPHIC]

PAST PERFORMANCE

For periods prior to October __, 2005, the date on which the fund commenced operations, historical performance of the fund's shares is based on the performance of the shares of the fund's predecessor John Hancock Trust ("JHT") portfolio, the Small Cap Trust. Performance information is not provided for the fund since its predecessor JHT portfolio commenced operations in May 2005 and has not yet completed a full calendar year of operations. Generally, performance may be expected to vary from year to year. Past performance, when presented, does not indicate future results.

[GRAPHIC]

MAIN RISKS

      - EQUITY SECURITIES RISK. Stock markets are volatile, and the price of equity securities such as common and preferred stocks (and their equivalents) will fluctuate. The value of equity securities purchased by the fund could decline if the financial condition of the companies in which the fund invests decline or if overall market and economic conditions deteriorate.

      - NON-DIVERSIFICATION RISK. The fund is non-diversified and may invest a high percentage of its assets in the securities of a small number of companies. This may result in more volatile performance relative to more diversified funds. The less diversified a fund's holdings are, the more a specific stock's poor performance is likely to affect its performance.

      - SMALL CAP STOCK RISK. The fund's investments in smaller companies may be subject to more erratic price movements than investments in larger, more established companies. Small cap companies may be developing or marketing new products or services for which markets are not yet and may never become established. While small, unseasoned companies may offer greater opportunities for capital growth than larger, more established companies, they also involve greater risks and should be considered speculative.

      - INITIAL PUBLIC OFFERINGS ("IPOs") RISK. The fund is subject to the risks associated with purchases of shares issued in IPOs by companies that have little operating history as public companies. The market for IPO issuers has been volatile and share prices of certain newly-public companies have fluctuated in significant amounts over short periods of time.

      - DERIVATIVES RISK. The fund's use of certain derivative instruments (such as options, futures and swaps) could produce disproportionate gains or losses. Derivatives are generally considered more risky than direct investments and, in a down market, could become harder to value or sell at a fair price.

      - VALUE STOCK RISK. The fund's investments in value stocks carry the risk that the market will not recognize a security's intrinsic value for a long time or that a stock believed to be undervalued may actually be appropriately priced.

[GRAPHIC]

YOUR EXPENSES

Operating expenses are paid from the fund's assets, and therefore are paid by shareholders indirectly.

ANNUAL OPERATING EXPENSES                           CLASS 1         CLASS 3
Management fee                                       0.85%           0.85%
Distribution and service (12b-1) fees                0.05%           0.40%
Other expenses (a)                                   0.07%           0.07%(b)
Total fund operating expenses                        0.97%           1.32%(b)

----------
(a) Based on estimated amounts for the current fiscal year.

(b) The Adviser has contractually agreed to waive fees or reimburse Class 3 shares in an amount equal to the Expenses of Class 3 shares of the fund. If this waiver or reimbursement were not in effect, "Other expenses" and "Total fund operating expenses" would be 0.32% and 1.57%, respectively. This expense reimbursement shall continue in effect until November 1, 2006 and thereafter until terminated by the Advisor on notice to the Trust.

The hypothetical example below shows what your expenses would be if you invested $10,000 over the time periods indicated, assuming you reinvested all distributions and that the average annual return was 5%. The example is for comparison only, and does not represent the fund's actual expenses and returns, either past or future.

EXPENSE EXAMPLES               YEAR 1       YEAR 3       YEAR 5       YEAR 10
Class 1                         $ 99         $309         $536         $1,190
Class 3                         $134*        $469         $827         $1,836

----------
* Reflects contractual expense reimbursement for Class 3 shares (one year only).

PORTFOLIO MANAGER

The Independence portfolio manager for the fund and its predecessor and the year he joined the fund team are:

Charles S. Glovsky, CFA (May 2005)

See page __ for subadviser information and management biographies.

FUND CODES

CLASS 1        Ticker
               CUSIP                 47803X800
               Newspaper
               SEC number
               JH II fund number

CLASS 3        Ticker
               CUSIP
               Newspaper
               SEC number
               JH II fund number

SMALL CAP VALUE FUND

SUBADVISER: Wellington Management Company, LLP ("Wellington Management")

[GRAPHIC]

GOAL AND STRATEGY

The fund seeks long-term capital appreciation. To pursue this goal, the fund invests, under normal market conditions, at least 80% of its assets in small cap companies that are believed to be undervalued by various measures and to offer good prospects for capital appreciation. For purposes of this fund, "small cap companies" are those with market capitalizations within the range of capitalizations of companies represented in either the Russell 2000 Value Index ($65 million to $3.5 billion as of August 31, 2005) or the Russell 2000 Index ($58 million to $3.5 billion as of August 31, 2005).

The fund invests primarily in a diversified mix of common stocks of small U.S. companies that are believed to be undervalued by various measures and offer good prospects for capital appreciation.

Wellington Management employs a value-oriented investment approach in selecting stocks, using proprietary fundamental research to identify stocks the subadviser believes have distinct value characteristics based on industry-specific valuation criteria. Wellington Management focuses on high quality companies with a proven record of above average rates of profitability that sell at a discount relative to the overall small cap market. Fundamental research is then used to identify those companies demonstrating one or more of the following characteristics:

-     Sustainable competitive advantages within a market niche;

-     Strong profitability and free cash flows;

-     Strong market share positions and trends;

-     Quality of and share ownership by management; and

- Financial structures that are more conservative than the relevant industry average.

The fund's sector exposures are broadly diversified but are primarily a result of stock selection and may, therefore, vary significantly from its benchmark.

The fund may invest in initial public offerings (IPOs). The portfolio may also purchase each of the following types of securities, but not as a principal investment strategy: real estate investment trusts (REITs) or other real estate-related equity securities, U.S. dollar denominated foreign securities, certain Exchange Traded Funds (ETFs), and certain derivatives (investments whose value is based on an index or other securities).

The fund is authorized to use all of the various investment strategies (including options, futures, currency and other derivatives transactions) referred to under "Hedging and Other Strategic Transactions" in the Statement of Additional Information.

The fund normally has 10% or less (usually lower) of its assets invested in cash and cash equivalents. In abnormal market conditions, the fund may temporarily invest extensively in cash and cash equivalents for defensive purposes. In taking these measures, the fund might not achieve its investment goal.

[GRAPHIC]

PAST PERFORMANCE

The graph shows how the fund's total return has varied from year to year, while the table shows performance of Class 1 and Class 3 shares over time (along with a broad-based market index for reference). This information may help provide an indication of the fund's risks. For periods prior to October __, 2005, the date on which the fund commenced operations, historical performance of the fund's shares is based on the performance of the shares of the fund's predecessor John Hancock Trust ("JHT") portfolio, the Small Cap Value Trust, as indicated in the notes to the table. All figures assume dividend reinvestment. Past performance does not indicate future results.

CLASS 1, TOTAL RETURNS

Best Quarter: Q2 `03, 18.86%
Worst Quarter: Q3 `02, -17.81%

INDEX  (reflects no fees or taxes)

RUSSELL 2000 VALUE INDEX -- an unmanaged index that measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

CLASS 1 CALENDAR YEAR TOTAL RETURNS

[BAR CHART]

2000          2001         2002         2003         2004
34.2%         19.1%        -6.4%        38.0%        25.5%

The year-to-date return as of September 30, 2005 is ____%.

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12-31-04(a)

                                                     1 YEAR         5 YEARS          SINCE INCEPTION
Class 1 (b)                                          25.45%          20.95%               20.60%
Class 3 (c)                                          25.45%          20.95%               20.60%
Russell 2000 Value Index                             22.26%          17.23%               15.97%

----------
(a) For periods prior to October __ , 2005, performance is based on the performance of the fund's predecessor JHT portfolio which commenced operations on April 29, 2005 when it succeeded to the operations and assumed the historical performance of the sole class of shares (the "VST Shares") of a John Hancock Variable Series Trust I portfolio which had commenced operations on August 31, 1999. The performance of Class 1 and Class 3 shares is based on the performance of Series I shares of the JHT predecessor portfolio.

(b) The Series I shares of the JHT predecessor portfolio had (and the Class 1 shares have) higher expenses than the VST Shares. Performance would be lower if adjusted for these higher expenses.

(c) The Class 3 shares have higher expenses than the Series I shares of the JHT predecessor portfolio, and those Series I shares had higher expenses that the VST Shares. Performance would be lower if adjusted for these higher expenses.

[GRAPHIC]

MAIN RISKS

      - EQUITY SECURITIES RISK. Stock markets are volatile, and the price of equity securities such as common and preferred stocks (and their equivalents) will fluctuate. The value of equity securities purchased by the fund could decline if the financial condition of the companies in which the fund invests decline or if overall market and economic conditions deteriorate.

      - VALUE STOCK RISK. The fund's investments in value stocks carry the risk that the market will not recognize a security's intrinsic value for a long time or that a stock believed to be undervalued may actually be appropriately priced.

      - SMALL CAP STOCK RISK. The fund's investments in smaller companies may be subject to more erratic price movements than investments in larger, more established companies. Small cap companies may be developing or marketing new products or services for which markets are not yet and may never become established. While small, unseasoned companies may offer greater opportunities for capital growth than larger, more established companies, they also involve greater risks and should be considered speculative.

      - INITIAL PUBLIC OFFERINGS ("IPOs") RISK. The fund is subject to the risks associated with purchases of shares issued in IPOs by companies that have little operating history as public companies. The market for IPO issuers has been volatile and share prices of certain newly-public companies have fluctuated in significant amounts over short periods of time.

      - DERIVATIVES RISK. The fund's use of certain derivative instruments (such as options, futures and swaps) could produce disproportionate gains or losses. Derivatives are generally considered more risky than direct investments and, in a down market, could become harder to value or sell at a fair price.

[GRAPHIC]

YOUR EXPENSES

Operating expenses are paid from the fund's assets, and therefore are paid by shareholders indirectly.

ANNUAL OPERATING EXPENSES                          CLASS 1         CLASS 3
Management fee                                      1.07%           1.07%
Distribution and service (12b-1) fees               0.05%           0.40%
Other expenses (a)                                  0.47%           0.47%(b)
Total fund operating expenses                       1.59%           1.94%(b)

----------
(a) Based on estimated amounts for the current fiscal year.

(b) The Adviser has contractually agreed to waive fees or reimburse Class 3 shares in an amount equal to the Expenses of Class 3 shares of the fund. If this waiver or reimbursement were not in effect, "Other expenses" and "Total fund operating expenses" would be 0.71% and 2.18%, respectively. This expense reimbursement shall continue in effect until November 1, 2006 and thereafter until terminated by the Advisor on notice to the Trust.

The hypothetical example below shows what your expenses would be if you invested $10,000 over the time periods indicated, assuming you reinvested all distributions and that the average annual return was 5%. The example is for comparison only, and does not represent the fund's actual expenses and returns, either past or future.

EXPENSE EXAMPLES            YEAR 1       YEAR 3       YEAR 5       YEAR 10
Class 1                      $162         $503        $  867        $1,893
Class 3                      $197*        $659        $1,148        $2,495

----------
* Reflects contractual expense reimbursement for Class 3 shares (one year only).

PORTFOLIO MANAGERS

The Wellington Management portfolio managers for the fund and its predecessor and the year each joined the fund team are:

Stephen T. O'Brien, CFA (2002)
Timothy J. McCormack, CFA (2002)
Shaun F. Pedersen (2004)

See page __ for subadviser information and management biographies.

FUND CODES

CLASS 1        Ticker
               CUSIP
               Newspaper
               SEC number
               JH II fund number

CLASS 3        Ticker
               CUSIP
               Newspaper
               SEC number
               JH II fund number

SMALL COMPANY FUND
SUBADVISER: American Century Investment Management, Inc. ("American Century")

[GRAPHIC]

GOAL AND STRATEGY

The fund seeks long-term capital growth. To pursue this goal, the fund invests, under normal market conditions, at least 80% of its assets in stocks of U.S. companies that, at the time of investment, have market capitalization not greater than that of the largest company in the S&P Small Cap 600 Index (The market cap range of this index as of August 31, 2005 was $40 million to $4.5 billion). If the companies in which the fund invests are successful, these companies may grow into medium- and larger-sized companies. In addition, if the portfolio managers determine that the availability of small-sized companies in which to invest is not adequate to meet the fund's investment needs, the subadviser may invest up to 20% of the fund's assets in medium- and larger-sized companies.

The fund's investment strategy utilizes quantitative management techniques in a two-step process that draws heavily on computer technology. In the first step, the subadviser ranks stocks, primarily smaller companies, from most attractive to least attractive. This is determined by using a computer model that combines measures of a stock's value, as well as measure of its growth potential. To measure value, the subadviser uses ratios of stock price-to-book value and stock price-to-cash flow, among others. To measure growth, the subadviser uses the rate of growth of a company's earnings and changes in its earnings estimates, as well as other factors.

In the second step, the subadviser uses a technique called portfolio optimization. In portfolio optimization, the subadviser uses a computer to build a portfolio of stocks from the ranking described above that the subadviser believes will provide the optimal balance between risk and expected return. The goal is to create a portfolio that provides better returns than its benchmark without taking on significant additional risk.

The subadviser does not attempt to time the market. Instead, under normal market conditions, the subadviser intends to keep the portfolio fully invested in stocks regardless of the movement of the stock prices generally. When the subadviser believes it is prudent, the fund may invest a portion of its assets in convertible debt securities, equity-equivalent securities, foreign securities, short-term securities, non-leverage futures contracts and other similar securities. Futures contracts, a type of derivative security, can help the fund's cash assets remain liquid while performing more like stocks.

The portfolio may invest in IPOs (initial public offerings).

The fund is authorized to use all of the various investment strategies (including options, futures, currency and other derivatives transactions) referred to under "Hedging and Other Strategic Transactions" in the Statement of Additional Information.

In abnormal market conditions, the fund may temporarily invest extensively in cash and cash equivalents for defensive purposes. In taking these measures, the fund might not achieve its investment goal.

[GRAPHIC]

PAST PERFORMANCE

For periods prior to October 31, 2005, the date on which the fund commenced operations, historical performance of the fund's shares is based on the performance of the shares of the fund's predecessor John Hancock Trust ("JHT") portfolio, the Small Company Trust. Performance information is not provided for the fund since its predecessor JHT portfolio commenced operations in May 2004 and has not yet completed a full calendar year of operations. Generally, performance may be expected to vary from year to year. Past performance, when presented, does not indicate future results.

[GRAPHIC]

MAIN RISKS

      - EQUITY SECURITIES RISK. Stock markets are volatile, and the price of equity securities such as common and preferred stocks (and their equivalents) will fluctuate. The value of equity securities purchased by the fund could decline if the financial condition of the companies in which the fund invests decline or if overall market and economic conditions deteriorate.

      - SMALL CAP AND MID CAP STOCK RISK. The fund's investments in small cap and mid cap companies may be subject to more erratic price movements than investments in larger, more established companies. In particular, small cap and mid cap companies may pose greater risk due to narrow product lines, limited financial resources, less depth in management or a limited trading market for their securities. While small, unseasoned companies may offer greater opportunities for capital growth than larger, more established companies, they also involve greater risks and should be considered speculative.

      - DERIVATIVES RISK. The fund's use of certain derivative instruments (such as options, futures and swaps) could produce disproportionate gains or losses. Derivatives are generally considered more risky than direct investments and, in a down market, could become harder to value or sell at a fair price.

      - INITIAL PUBLIC OFFERINGS ("IPOS") RISK. The fund is subject to the risks associated with purchases of shares issued in IPOs by companies that have little operating history as public companies. The market for IPO issuers has been volatile and share prices of certain newly-public companies have fluctuated in significant amounts over short periods of time.

[GRAPHIC]

YOUR EXPENSES

Operating expenses are paid from the fund's assets, and therefore are paid by shareholders indirectly.

ANNUAL OPERATING EXPENSES                  CLASS 1                     CLASS 3
Management fee                              1.04%                      1.04%
Distribution and service (12b-1) fees       0.05%                      0.40%
Other expenses (a)                          0.09%                      0.09%(b)
Total fund operating expenses               1.18%                      1.53%(b)

------------
(a) Based on estimated amounts for the current fiscal year.

(b) The Adviser has contractually agreed to waive fees or reimburse Class 3 shares in an amount equal to the Expenses of Class 3 shares of the fund. If this waiver or reimbursement were not in effect, "Other expenses" and "Total fund operating expenses" would be 0.33% and 1.77%, respectively. This expense reimbursement shall continue in effect until November 1, 2006 and thereafter until terminated by the Advisor on notice to the Trust.

The hypothetical example below shows what your expenses would be if you invested $10,000 over the time periods indicated, assuming you reinvested all distributions and that the average annual return was 5%. The example is for comparison only, and does not represent the fund's actual expenses and returns, either past or future.

EXPENSE EXAMPLES        YEAR 1        YEAR 3        YEAR 5       YEAR 10
Class 1                 $ 121         $  376        $  651       $ 1,436
Class 3                 $ 156*        $  534        $  937       $ 2,064

------------
* Reflects contractual expense reimbursement for Class 3 shares (one year only).

PORTFOLIO MANAGERS

The American Century portfolio managers for the fund and its predecessor and the year each joined the fund team are:

William Martin (May 2004)

Wilhelmine von Turk (May 2004)
Thomas P. Vaiana (May 2004)

See page __ for subadviser information and management biographies.

FUND CODES

CLASS 1     Ticker
            CUSIP                       47803X867
            Newspaper
            SEC number
            JH II fund number

CLASS 3     Ticker
            CUSIP
            Newspaper
            SEC number
            JH II fund number

SMALL COMPANY GROWTH FUND

SUBADVISER:  A I M Capital Management, Inc. ("AIM")

[GRAPHIC]

GOAL AND STRATEGY

The fund seeks long-term growth of capital. To pursue this goal, the fund invests, under normal market conditions, at least 80% of its assets in securities of small-capitalization companies. The fund considers a company to be a small-capitalization company if it has a market capitalization, at the time of purchase, no larger than the largest capitalized company included in the Russell 2000 Index during the most recent 11-month period (based on month-end data) plus the most recent data during the current month. The Russell 2000 Index is an unmanaged index that measures the performance of the 2,000 smallest companies in the Russell 3000 Index, representing approximately 8% of the total market capitalization of the Russell 3000 Index. As of August 31, 2005, the capitalizations of companies included in the Russell 2000 Index ranged from $58 million to $3.5 billion).

The fund will invest primarily in marketable equity securities, including convertible securities, but its investments may include other securities, such as synthetic instruments. Synthetic instruments are investments that have economic characteristics similar to the fund's direct investments, and may include warrants, futures, options, exchange-traded funds and American Depositary Receipts. The fund may also invest up to 20% of its assets in equity securities of issuers that have market capitalizations, at the time of purchase, in other market capitalization ranges, and in investment-grade non-convertible debt securities, U.S. government securities and high-quality money market instruments. The fund may also invest up to 25% of its total assets in foreign securities. Any percentage limitations with respect to assets of the fund are applied at the time of purchase.

In selecting investments, AIM seeks to identify those companies that have strong earnings momentum or demonstrate other potential for growth of capital. The subadviser anticipates that the fund, when fully invested, will generally be comprised of companies that are currently experiencing a greater than anticipated increase in earnings. The subadviser allocates investments among fixed-income securities based on its view as to the best values then available in the marketplace. AIM considers whether to sell a particular security when any of these factors materially changes.

The fund may hold a portion of its assets in cash or cash equivalents, including shares of money market funds affiliated with the subadviser as well as U.S. and foreign dollar-denominated money market securities.

The fund is authorized to use all of the various investment strategies (including options, futures, currency and other derivatives transactions) referred to under "Hedging and Other Strategic Transactions" in the Statement of Additional Information.

In abnormal market conditions, the fund may temporarily invest extensively in cash and cash equivalents for defensive purposes. In taking these measures, the fund might not achieve its investment goal.

[GRAPHIC]

PAST PERFORMANCE

Performance information is not presented for the fund because it commenced operations on October __, 2005 and has not yet completed a full calendar year of operations. Generally, performance may be expected to vary from year to year. Past performance, when presented, does not indicate future results.

[GRAPHIC]

MAIN RISKS

      - EQUITY SECURITIES RISK. Stock markets are volatile, and the price of equity securities such as common and preferred stocks (and their equivalents) will fluctuate. The value of equity securities purchased by the fund could decline if the financial condition of the companies in which the fund invests decline or if overall market and economic conditions deteriorate.

      - INVESTMENT CATEGORY RISK. The fund's strategy of investing in small cap stocks carries the risk that in certain markets small cap stocks will underperform mid cap or large cap stocks.

      - SMALL CAP STOCK RISK. The fund's investments in smaller companies may be subject to more erratic price movements than investments in larger, more established companies. Small cap companies may be developing or marketing new products or services for which markets are not yet and may never become established. While small, unseasoned companies may offer greater opportunities for capital growth than larger, more established companies, they also involve greater risks and should be considered speculative.

      - FOREIGN SECURITIES RISK. Foreign securities involve special risks, including potentially unfavorable currency exchange rates, limited government regulation (including less stringent investor protection and disclosure standards) and exposure to possible economic, political and social instability.

      - DERIVATIVES RISK. The fund's use of certain derivative instruments (such as options, futures and swaps) could produce disproportionate gains or losses. Derivatives are generally considered more risky than direct investments and, in a down market, could become harder to value or sell at a fair price.

[GRAPHIC]

YOUR EXPENSES

Operating expenses are paid from the fund's assets, and therefore are paid by shareholders indirectly.

ANNUAL OPERATING EXPENSES                      CLASS 1            CLASS 3
Management fee                                  1.05%             1.05%
Distribution and service (12b-1) fees           0.05%             0.40%
Other expenses (a)                              0.10%             0.10%(b)
Total fund operating expenses                   1.20%             1.55%(b)

------------
(a) Based on estimated amounts for the current fiscal year.

(b) The Adviser has contractually agreed to waive fees or reimburse Class 3 shares in an amount equal to the Expenses of Class 3 shares of the fund. If this waiver or reimbursement were not in effect, "Other expenses" and "Total fund operating expenses" would be 0.34% and 1.79%, respectively. This expense reimbursement shall continue in effect until November 1, 2006 and thereafter until terminated by the Advisor on notice to the Trust.

The hypothetical example below shows what your expenses would be if you invested $10,000 over the time periods indicated, assuming you reinvested all distributions and that the average annual return was 5%. The example is for comparison only, and does not represent the fund's actual expenses and returns, either past or future.

EXPENSE EXAMPLES            YEAR 1                     YEAR 3
Class 1                     $ 122                      $  380
Class 3                     $ 158*                     $  540

------------
* Reflects contractual expense reimbursement for Class 3 shares (one year only).

PORTFOLIO MANAGER

AIM's management team member primarily responsible for the fund and the year he joined the fund team are:

Ryan E. Crane (October 2005)

See page __ for subadviser information and management biographies.

FUND CODES

CLASS 1     Ticker
            CUSIP                     47803X859
            Newspaper
            SEC number
            JH II fund number

CLASS 3     Ticker
            CUSIP
            Newspaper
            SEC number
            JH II fund number

SMALL COMPANY VALUE FUND

SUBADVISER:  T. Rowe Price Associates, Inc. ("T. Rowe Price")

[GRAPHIC]

GOAL AND STRATEGY

The fund seeks long-term growth of capital. To pursue this goal, the fund invests, under normal market conditions, at least 80% of its net assets (plus any borrowings for investment purposes) in companies with market capitalizations that do not exceed the maximum market capitalization of any security in the Russell 2000 Index at the time of purchase ($3.5 billion as of August 31, 2005). Market capitalizations of companies in the Russell 2000 Index change over time, however, and the fund will not sell a stock just because a company has grown to a market capitalization outside the range of the Russell 2000 Index. The fund may occasionally purchase companies with a market cap above this range.

Reflecting a value approach to investing, the fund will seek the stocks of companies whose current stock prices do not appear to adequately reflect their underlying value as measured by assets, earnings, cash flow, or business franchises. T. Rowe Price's in-house research team seeks to identify companies that appear to be undervalued by various measures, and may be temporarily out of favor, but have good prospects for capital appreciation. In selecting investments, they generally look for some of the following factors:

      - Low price/earnings, price/book value or price/cash flow ratios relative to the S&P 500, the company's peers or its own historic norm;

      -     Low stock price relative to a company's underlying asset values;

      - Above-average dividend yield relative to a company's peers or its own historic norm;

      -     A plan to improve the business through restructuring; or

      -     A sound balance sheet and other positive financial characteristics.

While most assets will be invested in U.S. common stocks, the fund may purchase other securities, including foreign securities (up to 20% of it's total assets), futures, and options.

The fund holds a certain portion of its assets in money market reserves which can consist of shares of the T. Rowe Price Reserve Investment Fund (or any other internal T. Rowe Price money market fund) as well as U.S. and foreign dollar-denominated money market securities, including repurchase agreements, in the two highest rating categories, maturing in one year or less.

The fund may sell securities for a variety of reasons, such as to secure gains, limit losses or redeploy assets into more promising opportunities.

The fund may invest up to 10% of its total assets in hybrid instruments. Hybrid instruments are a type of high-risk derivative which can combine the characteristics of securities, futures and options.

In pursuing the fund's investment objective, the subadviser has the discretion to purchase some securities that do not meet its normal investment criteria, as described above, when it perceives an unusual opportunity for gain. These special situations might arise when the subadviser believes a security could increase in value for a variety of reasons including a change in management, an extraordinary corporate event, or a temporary imbalance in the supply of or demand for the securities.

The fund is authorized to use all of the various investment strategies (including options, futures, currency and other derivatives transactions) referred to under "Hedging and Other Strategic Transactions" in the Statement of Additional Information.

In abnormal market conditions, the fund may temporarily invest extensively in cash and cash equivalents for defensive purposes. In taking these measures, the fund might not achieve its investment goal.

[GRAPHIC]

PAST PERFORMANCE

The graph shows how the fund's total return has varied from year to year, while the table shows performance of Class 1 and Class 3 shares over time (along with a broad-based market index for reference). This information may help provide an indication of the fund's risks. For periods prior to October __, 2005, the date on which the fund commenced operations, historical performance of the fund's shares is based on the performance of the shares of the fund's predecessor John Hancock Trust ("JHT") portfolio, the Small Company Value Trust, as indicated in the notes to the table. All figures assume dividend reinvestment. Past performance does not indicate future results.

CLASS 1, TOTAL RETURNS

Best Quarter:  Q2 `03, 16.97%
Worst Quarter:  Q3 `98, -18.31%

INDEX  (reflects no fees or taxes)

RUSSELL 2000 VALUE INDEX -- an unmanaged index that measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

CLASS 1 CALENDAR YEAR TOTAL RETURNS

[BAR CHART]

 1998       1999     2000     2001      2002      2003       2004
-4.7%       8.0%     5.9%     6.5%      -5.9%     33.7%      25.3%

The year-to-date return as of September 30, 2005 is ____%.

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12-31-04 (a)

                                  1 YEAR     5 YEARS      SINCE INCEPTION
Class 1                           25.31%      12.20%           8.01%
Class 3(b)                        25.31%      12.20%           8.01%
Russell 2000 Value Index          22.25%      17.23%          10.59%

------------
(a) For periods prior to October __ , 2005, performance is based on the performance of the fund's predecessor JHT portfolio which commenced operations on October 1, 1997. The performance of Class 1 and Class 3 shares is based on the performance of Series I shares of the predecessor portfolio.

(c) The Class 3 shares have higher expenses than the Series I shares of the predecessor portfolio. Performance would be lower if adjusted for these higher expenses.

[GRAPHIC]

MAIN RISKS

      - EQUITY SECURITIES RISK. Stock markets are volatile, and the price of equity securities such as common and preferred stocks (and their equivalents) will fluctuate. The value of equity securities purchased by the fund could decline if the financial condition of the companies in which the fund invests decline or if overall market and economic conditions deteriorate.

      - SMALL CAP STOCK RISK. The fund's investments in smaller companies may be subject to more erratic price movements than investments in larger, more established companies. Small cap companies may be developing or marketing new products or services for which markets are not yet and may never become established. While small, unseasoned companies may offer greater opportunities for capital growth than larger, more established companies, they also involve greater risks and should be considered speculative.

      - VALUE STOCK RISK. The fund's investments in value stocks carry the risk that the market will not recognize a security's intrinsic value for a long time or that a stock believed to be undervalued may actually be appropriately priced.

      - FOREIGN SECURITIES RISK. Foreign securities involve special risks, including potentially unfavorable currency exchange rates, limited government regulation (including less stringent investor protection and disclosure standards) and exposure to possible economic, political and social instability. To the extent the fund invests in emerging market countries, it's foreign securities risk will be higher.

      - DERIVATIVES RISK. The fund's use of certain derivative instruments (such as options, futures and swaps) could produce disproportionate gains or losses. Derivatives are generally considered more risky than direct investments and, in a down market, could become harder to value or sell at a fair price.

[GRAPHIC]

YOUR EXPENSES

Operating expenses are paid from the fund's assets, and therefore are paid by shareholders indirectly.

ANNUAL OPERATING EXPENSES                      CLASS 1               CLASS 3
Management fee(a)                               1.03%                 1.03%
Distribution and service (12b-1) fees           0.05%                 0.40%
Other expenses (b)                              0.05%                 0.05%(c)
Total fund operating expenses                   1.13%                 1.48%(c)

------------
(a) The Adviser has voluntarily agreed to waive a portion of its advisory fee for the Blue Chip Growth Fund, Equity-Income Fund, Health Sciences Fund, Science and Technology Fund, Small Company Value Fund and Spectrum Income Fund. The waiver is based on the combined assets of these funds and the following series of John Hancock Trust: the Blue Chip Growth Trust, Equity-Income Trust, Health Sciences Trust, Science and Technology Trust, Small Company Value Trust and Spectrum Income Trust. The percentage fee reduction, which applies to the advisory fee of each fund, is increased once these combined assets exceed specified amounts. If this waiver were reflected in the table, the advisory fee and the total fund operating expenses for the fund would be 1.00% and 1.10%, respectively. This voluntary waiver may be terminated at any time.

(b) Based on estimated amounts for the current fiscal year.

(c) The Adviser has contractually agreed to waive fees or reimburse Class 3 shares in an amount equal to the Expenses of Class 3 shares of the fund. If this waiver or reimbursement were not in effect, "Other expenses" and "Total fund operating expenses" would be 0.29% and 1.72%, respectively. This expense reimbursement shall continue in effect until November 1, 2006 and thereafter until terminated by the Advisor on notice to the Trust.

The hypothetical example below shows what your expenses would be if you invested $10,000 over the time periods indicated, assuming you reinvested all distributions and that the average annual return was 5%. The example is for comparison only, and does not represent the fund's actual expenses and returns, either past or future.

EXPENSE EXAMPLES       YEAR 1       YEAR 3      YEAR 5       YEAR 10
Class 1                $ 115        $  359      $  622         1,374
Class 3                $ 151*       $  518      $  911       $ 2,010

------------
* Reflects contractual expense reimbursement for Class 3 shares (one year only).

PORTFOLIO MANAGER

The T. Rowe Price portfolio manager for the fund and its predecessor and the year he joined the fund team are:

Preston G. Athey, CFA (2001)

See page __ for subadviser information and management biographies.

FUND CODES

CLASS 1     Ticker
            CUSIP                   47803X834
            Newspaper
            SEC number
            JH II fund number

CLASS 3     Ticker
            CUSIP
            Newspaper
            SEC number
            JH II fund number

SPECIAL VALUE FUND

SUBADVISER:  Salomon Brothers Asset Management Inc ("SaBAM")

[GRAPHIC]

GOAL AND STRATEGY

The fund seeks long-term capital growth. To pursue this goal, the fund invests, under normal market conditions, at least 80% of the value of its net assets (plus any borrowings for investment purposes) in common stocks and other equity securities of smaller capitalized U.S. companies. Smaller capitalized companies are those whose market capitalizations at the time of investment are no greater than the market capitalizations of companies in the Russell 2000 Value Index ($3.5 billion as of August 31, 2005). The size of companies in the index changes with market conditions and the composition of the index. Equity securities include exchange-traded and over-the-counter common stocks and preferred shares, debt securities convertible into equity securities and warrants and rights relating to equity securities.

SaBAM emphasizes individual security selection while spreading the fund's investments among industries and sectors. SaBAM uses both quantitative and fundamental methods to identify stocks of smaller capitalization companies it believes have the best prospects for outperforming its competition. (Quantitative methods are screening mechanisms to identify potential investments and include review of: (a) stock yields, (b) stock prices, (c) cash flow and (d) rankings.)

SaBAM uses quantitative parameters to select a universe of smaller capitalized companies that fit the fund's general investment criteria. (Quantitative parameter are the values used to evaluate investments.) In selecting individual securities from within this range, SaBAM looks for "value" attributes, such as:

      -     low stock price relative to earnings, book value and cash flow; and

      -     high return on invested capital.

The subadviser also uses quantitative methods to identify catalysts and trends that might influence the portfolio's industry or sector focus, or the subadviser's individual security selection.

The fund is authorized to use all of the various investment strategies (including options, futures, currency and other derivatives transactions) referred to under "Hedging and Other Strategic Transactions" in the Statement of Additional Information.

In abnormal market conditions, the fund may temporarily invest extensively in cash and cash equivalents for defensive purposes. In taking these measures, the fund might not achieve its investment goal.

[GRAPHIC]

PAST PERFORMANCE

The graph shows how the fund's total return has varied from year to year, while the table shows performance of Class 1 and Class 3 shares over time (along with a broad-based market index for reference). This information may help provide an indication of the fund's risks. For periods prior to October __, 2005, the date on which the fund commenced operations, historical performance of the fund's shares is based on the performance of the shares of the fund's predecessor John Hancock Trust ("JHT") portfolio, the Special Value Trust, as indicated in the notes to the table. All figures assume dividend reinvestment. Past performance does not indicate future results.

CLASS 1, TOTAL RETURNS

Best Quarter:  Q4 `04, 11.79%
Worst Quarter:  Q, `04, -0.83%

INDEX  (reflects no fees or taxes)

RUSSELL 2000 VALUE INDEX -- an unmanaged index that measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

CLASS 1 CALENDAR YEAR TOTAL RETURNS

[BAR CHART]

      2004
      20.2%

The year-to-date return as of September 30, 2005 is ____%.

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12-31-04(a)

                                  1 YEAR                 SINCE INCEPTION
Class 1                           20.18%                     28.79%
Class 3(b)                        20.18%                     28.79%
Russell 2000 Value Index          22.25%                     38.34%

------------
(a) For periods prior to October __ , 2005, performance is based on the performance of the fund's predecessor JHT portfolio which commenced operations on May 5, 2003. The performance of Class 1 and Class 3 shares is based on the performance of Series I shares of the predecessor portfolio.

(b) The Class 3 shares have higher expenses than the Series I shares of the predecessor portfolio. Performance would be lower if adjusted for these higher expenses.

[GRAPHIC]

MAIN RISKS

      - EQUITY SECURITIES RISK. Stock markets are volatile, and the price of equity securities such as common and preferred stocks (and their equivalents) will fluctuate. The value of equity securities purchased by the fund could decline if the financial condition of the companies in which the fund invests decline or if overall market and economic conditions deteriorate.

      - SMALL CAP STOCK RISK. The fund's investments in smaller companies may be subject to more erratic price movements than investments in larger, more established companies. Small cap companies may be developing or marketing new products or services for which markets are not yet and may never become established. While small, unseasoned companies may offer greater opportunities for capital growth than larger, more established companies, they also involve greater risks and should be considered speculative.

      - VALUE STOCK RISK. The fund's investments in value stocks carry the risk that the market will not recognize a security's intrinsic value for a long time or that a stock believed to be undervalued may actually be appropriately priced.

      - DERIVATIVES RISK. The fund's use of certain derivative instruments (such as options, futures and swaps) could produce disproportionate gains or losses. Derivatives are generally considered more risky than direct investments and, in a down market, could become harder to value or sell at a fair price.

[GRAPHIC]

YOUR EXPENSES

Operating expenses are paid from the fund's assets, and therefore are paid by shareholders indirectly.

ANNUAL OPERATING EXPENSES                      CLASS 1            CLASS 3
Management fee                                  1.00%              1.00%
Distribution and service (12b-1) fees           0.05%              0.40%
Other expenses (a)                              0.08%              0.08%(b)
Total fund operating expenses                   1.13%              1.48%(b)

------------
(a) Based on estimated amounts for the current fiscal year.

(b) The Adviser has contractually agreed to waive fees or reimburse Class 3 shares in an amount equal to the Expenses of Class 3 shares of the fund. If this waiver or reimbursement were not in effect, "Other expenses" and "Total fund operating expenses" would be 0.32% and 1.72%, respectively. This expense reimbursement shall continue in effect until November 1, 2006 and thereafter until terminated by the Advisor on notice to the Trust.

The hypothetical example below shows what your expenses would be if you invested $10,000 over the time periods indicated, assuming you reinvested all distributions and that the average annual return was 5%. The example is for comparison only, and does not represent the fund's actual expenses and returns, either past or future.

EXPENSE EXAMPLES      YEAR 1          YEAR 3          YEAR 5           YEAR 10
Class 1               $ 116           $  360          $  624           $ 1,379
Class 3               $ 151*          $  518          $  911           $ 2,010

------------
* Reflects contractual expense reimbursement for Class 3 shares (one year only).

PORTFOLIO MANAGER

The SaBAM portfolio manager for the fund and its predecessor and the year he joined the fund team are:

Peter J. Hable (2003)

See page __ for subadviser information and management biographies.

FUND CODES

CLASS 1     Ticker
            CUSIP                    47803X818
            Newspaper
            SEC number
            JH II fund number

CLASS 3     Ticker
            CUSIP
            Newspaper
            SEC number
            JH II fund number

VALUE OPPORTUNITIES FUND

SUBADVISER: Grantham, Mayo, Van Otterloo & Co. LLC ("GMO")

[GRAPHIC]

GOAL AND STRATEGY

The fund seeks long-term capital growth. To pursue this goal, the fund seeks to outperform its benchmark. The fund typically makes equity investments in companies whose stocks are included in the Russell 2500 Index, or in companies with total market capitalizations similar to such companies ("small and mid cap companies"). As of May 31, 2005, the market capitalizations of companies included in the Russell 2500 Index ranged from $20 million to $8 billion, the average market capitalization was approximately $2.4 billion; and the median market capitalization was approximately $690 million. The fund normally invests at least 80% of its assets in securities of small and mid cap companies.

The subadviser uses proprietary research and multiple quantitative models to identify small and mid cap company stocks it believes are undervalued and have improving fundamentals. Generally, these stocks are trading at prices below what the subadviser believes to be their true fundamental value. The subadviser also uses proprietary techniques to adjust the portfolio for factors such as stock selection discipline (criteria used for selecting stocks) and industry and sector weights. The factors considered by the subadviser and the models used may change over time.

The fund intends to be fully invested, and generally will not take temporary defensive positions through investment in cash and high quality money market instruments. In pursuing its investment strategy, the fund may (but is not obligated to) use a wide variety of exchange-traded and over-the-counter derivative instruments, including options, futures, and swap contracts to (i) hedge equity exposure; (ii) replace direct investing (e.g., creating equity exposure through the use of futures contracts or other derivative instruments); and (iii) manage risk by implementing shifts in investment exposure.

The fund is authorized to use all of the various investment strategies (including options, futures, currency and other derivatives transactions) referred to under "Hedging and Other Strategic Transactions" in the Statement of Additional Information.

In abnormal market conditions, the fund may temporarily invest extensively in cash and cash equivalents for defensive purposes. In taking these measures, the fund might not achieve its investment goal.

Benchmark. The fund's benchmark is the Russell 2500 Value Index, which measures the performance of stocks included in the Russell 2500 Index with lower price-to-book ratios and lower forecasted growth values, and which is independently maintained and published by the Frank Russell Company.

[GRAPHIC]

PAST PERFORMANCE

Performance information is not presented for the fund because it commenced operations on October __, 2005 and has not yet completed a full calendar year of operations. Generally, performance may be expected to vary from year to year. Past performance, when presented, does not indicate future results.

[GRAPHIC]

MAIN RISKS

      - EQUITY SECURITIES RISK. Stock markets are volatile, and the price of equity securities such as common and preferred stocks (and their equivalents) will fluctuate. The value of equity securities purchased by the fund could decline if the financial condition of the companies in which the fund invests decline or if overall market and economic conditions deteriorate.

      - SMALL CAP STOCK RISK. The fund's investments in smaller companies may be subject to more erratic price movements than investments in larger, more established companies. Small cap companies may be developing or marketing new products or services for which markets are not yet and may never become established. While small, unseasoned companies may offer greater opportunities for capital growth than larger, more established companies, they also involve greater risks and should be considered speculative.

      - VALUE STOCK RISK. The fund's investments in value stocks carry the risk that the market will not recognize a security's intrinsic value for a long time or that a stock believed to be undervalued may actually be appropriately priced.

      - DERIVATIVES RISK. The fund's use of certain derivative instruments (such as options, futures and swaps) could produce disproportionate gains or losses. Derivatives are generally considered more risky than direct investments and, in a down market, could become harder to value or sell at a fair price.

[GRAPHIC]

YOUR EXPENSES

Operating expenses are paid from the fund's assets, and therefore are paid by shareholders indirectly.

ANNUAL OPERATING EXPENSES                     CLASS 1             CLASS 3
Management fee                                 0.80%               0.80%
Distribution and service (12b-1) fees          0.05%               0.40%
Other expenses (a)                             0.08%               0.08%(b)
Total fund operating expenses                  0.93%               1.28%(b)

------------
(a) Based on estimated amounts for the current fiscal year.

(b) The Adviser has contractually agreed to waive fees or reimburse Class 3 shares in an amount equal to the Expenses of Class 3 shares of the fund. If this waiver or reimbursement were not in effect, "Other expenses" and "Total fund operating expenses" would be 0.32% and 1.52%, respectively. This expense reimbursement shall continue in effect until November 1, 2006 and thereafter until terminated by the Advisor on notice to the Trust.

The hypothetical example below shows what your expenses would be if you invested $10,000 over the time periods indicated, assuming you reinvested all distributions and that the average annual return was 5%. The example is for comparison only, and does not represent the fund's actual expenses and returns, either past or future.

EXPENSE EXAMPLES             YEAR 1                     YEAR 3
Class 1                      $  95                      $  296
Class 3                      $ 130*                     $  457

------------
* Reflects contractual expense reimbursement for Class 3 shares (one year only).

PORTFOLIO MANAGERS

GMO's U.S. Quantitative Investment Division manages the fund. The senior members of the Division with responsibilities for the fund and the year each joined the fund team are:

Robert Soucy (October 2005)
Sam Wilderman (October 2005)

See page __ for subadviser information and management biographies.

FUND CODES

CLASS 1     Ticker

            CUSIP
            Newspaper
            SEC number
            JH II fund number

CLASS 3     Ticker
            CUSIP
            Newspaper
            SEC number
            JH II fund number

                                  MID CAP FUNDS

DYNAMIC GROWTH FUND

SUBADVISER:  Deutsche Asset Management, Inc. (DeAM")

[GRAPHIC]

GOAL AND STRATEGY

The fund seeks long-term growth of capital. To pursue this goal, the fund invests primarily in stocks and other equity securities of medium-sized U.S. companies with strong growth potential.

Under normal circumstances, the fund invests the majority of its assets in the stock and other securities with equity characteristics of U.S. companies with market capitalizations, at the time of purchase, within the market capitalization range of the Russell Mid Cap Growth Index ($1.2 billion to $15.8 billion as of August 31, 2005). DeAM believes these companies contain the greatest concentration of businesses with significant growth prospects.

DeAM focuses on individual security selection rather than industry selection. DeAM uses an active process which combines financial analysis with company visits to evaluate management and strategies. DeAM may invest in internet related companies.

The fund may invest in convertible securities when it is more advantageous than investing in a company's common stock. The fund may also invest up to 20% of its assets in stocks and other securities of companies based outside the U.S. Under normal conditions this tactic will not comprise a major element of its strategy.

Company research lies at the heart of DeAM's investment process. DeAM uses a "bottom-up" approach to picking securities. This approach focuses on individual stock selection rather than industry selection. The subadviser:

      - focuses on undervalued stocks with fast-growing earnings and superior near-to-intermediate term performance potential.

      - emphasizes individual selection of medium-sized stocks across all economic sectors, early in their growth cycles and with the potential to be the blue chips of the future.

      - generally seeks companies with leading or dominant position in their niche markets, a high rate of return on invested capital and the ability to finance a major part of future growth from internal sources.

      - screens within the market capitalization range of the S&P Mid-Cap 400 Index for medium-sized companies with growth and profitability.

The fund is authorized to use all of the various investment strategies (including options, futures, currency and other derivatives transactions) referred to under "Hedging and Other Strategic Transactions" in the Statement of Additional Information.

In abnormal market conditions, the fund may invest for defensive purposes up to 100% of the its assets in the common stock of larger companies, in fixed-income securities, or short-term money market securities. In taking these measures, the fund might not achieve its investment goal.

[GRAPHIC]

PAST PERFORMANCE

The graph shows how the fund's total return has varied from year to year, while the table shows performance of Class 1 and Class 3 shares over time (along with a broad-based market index for reference). This information may help provide an indication of the fund's risks. For periods prior to October __, 2005, the date on which the fund commenced operations, historical performance of the fund's shares is based on the performance of the shares of the fund's predecessor John Hancock Trust ("JHT") portfolio, the Dynamic Growth Trust, as indicated in the notes to the table. All figures assume dividend reinvestment. Past performance does not indicate future results.

CLASS 1, TOTAL RETURNS

Best Quarter: Q2 `03,  16.05%
Worst Quarter: Q4 `00,  -32.20%

INDEX  (reflects no fees or taxes)

RUSSELL MIDCAP GROWTH INDEX -- an unmanaged index that measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values.

CLASS 1 CALENDAR YEAR TOTAL RETURNS

[BAR CHART]

 2001                2002               2003               2004
-40.2%               -28.4%             29.0%              10.0%

The year-to-date return as of September 30, 2005 is ____%.

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12-31-04(a)

                                   1 YEAR                     SINCE INCEPTION
Class 1                            10.00%                         -18.36%
Class 3 (b)                        10.00%                         -18.36%
Russell Midcap Growth Index        15.48%                          -5.42%

------------
(a) For periods prior to October __ , 2005, performance is based on the performance of the fund's predecessor JHT portfolio which commenced operations on May 1, 2000. The performance of Class 1 and Class 3 shares is based on the performance of Series I shares of the predecessor portfolio. DeAM became the subadviser to the predecessor portfolio on November 25, 2002; the table includes performance prior to that date.

(b) The Class 3 shares have higher expenses than the Series I shares of the predecessor portfolio. Performance would be lower if adjusted for these higher expenses.

[GRAPHIC]

MAIN RISKS

      - EQUITY SECURITIES RISK. Stock markets are volatile, and the price of equity securities such as common and preferred stocks (and their equivalents) will fluctuate. The value of equity securities purchased by the fund could decline if the financial condition of the companies in which the fund invests decline or if overall market and economic conditions deteriorate.

      - INVESTMENT CATEGORY RISK. The fund's strategy of investing in growth stocks carries the risk that in certain markets growth stocks will underperform value stocks.

      - SMALL/MID CAP STOCK RISK. The fund's investments in small-cap and mid-cap companies may be subject to more erratic price movements than investments in larger, more established companies. In particular, mid-sized companies may pose greater risk due to narrow product lines, limited financial resources, less depth in management or a limited trading market for their securities. Similarly, small cap companies may be developing or marketing new products or services for which markets are not yet and may never become established. While small, unseasoned companies may offer greater opportunities for capital growth than larger, more established companies, they also involve greater risks and should be considered speculative.

      - NON-DIVERSIFICATION RISK. The fund is non-diversified and may invest a high percentage of its assets in the securities of a small number of companies. This may result in more volatile performance relative to more diversified funds. The less diversified a fund's holdings are, the more a specific stock's poor performance is likely to affect its performance.

      - FOREIGN SECURITIES RISK. Foreign securities involve special risks, including potentially unfavorable currency exchange rates, limited government regulation (including less stringent investor protection and disclosure standards) and exposure to possible economic, political and social instability.

      - INTERNET RELATED INVESTMENTS RISK. Companies engaged in Internet-related activities are particularly vulnerable to (a) rapidly changing technology, (b) extensive government regulation and
            (c) relatively high risk of obsolescence caused by scientific and technological advances. In addition, such companies may be difficult to value, and many have high share prices relative to their earnings which may not be sustainable over the long-term. Moreover, many Internet companies are not yet profitable and will need additional financing to continue their operations; there can be no guarantee that such financing will be available.

      - DERIVATIVES RISK. The fund's use of certain derivative instruments (such as options, futures and swaps) could produce disproportionate gains or losses. Derivatives are generally considered more risky than direct investments and, in a down market, could become harder to value or sell at a fair price.

[GRAPHIC]

YOUR EXPENSES

Operating expenses are paid from the fund's assets, and therefore are paid by shareholders indirectly.

ANNUAL OPERATING EXPENSES                        CLASS 1              CLASS 3
Management fee                                    0.95%                0.95%
Distribution and service (12b-1) fees             0.05%                0.40%
Other expenses (a)                                0.18%                0.18%(b)
Total fund operating expenses                     1.18%                1.53%(b)

------------
(a) Based on estimated amounts for the current fiscal year.

(b) The Adviser has contractually agreed to waive fees or reimburse Class 3 shares in an amount equal to the Expenses of Class 3 shares of the fund. If this waiver or reimbursement were not in effect, "Other expenses" and "Total fund operating expenses" would be 0.42% and 1.77%, respectively. This expense reimbursement shall continue in effect until November 1, 2006 and thereafter until terminated by the Advisor on notice to the Trust.

The hypothetical example below shows what your expenses would be if you invested $10,000 over the time periods indicated, assuming you reinvested all distributions and that the average annual return was 5%. The example is for comparison only, and does not represent the fund's actual expenses and returns, either past or future.

EXPENSE EXAMPLES        YEAR 1         YEAR 3        YEAR 5           YEAR 10
                        ------         ------        ------           -------
Class 1                 $ 120          $ 375         $  649           $ 1,433
Class 3                 $ 156*         $ 534         $  937           $ 2,064

------------
* Reflects contractual expense reimbursement for Class 3 shares (one year only).

PORTFOLIO MANAGERS

The DeAM portfolio managers of the fund and its predecessor and the year each joined the fund team are:

Samuel A. Dedio (2002)
Robert Janis (2004)

See page __ for subadviser information and management biographies.

FUND CODES

CLASS 1     Ticker
            CUSIP
            Newspaper
            SEC number
            JH II fund number

CLASS 3     Ticker
            CUSIP
            Newspaper
            SEC number
            JH II fund number

GROWTH OPPORTUNITIES FUND

SUBADVISER:  Grantham, Mayo, Van Otterloo & Co. LLC ("GMO")

[GRAPHIC]

GOAL AND STRATEGY

The fund seeks long-term capital growth. To pursue this goal, the fund seeks to outperform its benchmark. The fund typically makes equity investments in companies whose stocks are included in the Russell 2500 Index, or in companies with total market capitalizations similar such companies ("small cap companies"). As of May 31, 2005, the market capitalizations of companies included in the Russell 2500 Index ranged from $20 million to $8 billion, the average market capitalization was approximately $2.4 billion; and the median market capitalization was approximately $690 million. The fund normally invests at least 80% of its assets in securities of small cap companies.

In managing the portfolio, the subadviser uses proprietary research and multiple quantitative models to identify small cap company stocks it believes have improving fundamentals. The subadviser then narrows the selection to small cap company stocks it believes have growth characteristics and are undervalued. Generally, these growth stocks are trading at prices below what the subadviser believes to be their true fundamental value. The subadviser also uses proprietary techniques to adjust the portfolio for factors such as stock selection discipline (criteria used for selecting stocks) and industry and sector weights. The factors considered by the subadviser and the models used may change over time.

The fund intends to be fully invested, and generally will not take temporary defensive positions through investment in cash and high quality money market instruments. In pursuing its investment strategy, the portfolio may (but is not obligated to) use a wide variety of exchange-traded and over-the-counter derivative instruments, including options, futures, and swap contracts to (i) hedge equity exposure; (ii) replace direct investing (e.g., creating equity exposure through the use of futures contracts or other derivative instruments); and (iii) manage risk by implementing shifts in investment exposure.

The fund is authorized to use all of the various investment strategies (including options, futures, currency and other derivatives transactions) referred to under "Hedging and Other Strategic Transactions" in the Statement of Additional Information.

In abnormal market conditions, the fund may temporarily invest extensively in cash and cash equivalents for defensive purposes. In taking these measures, the fund might not achieve its investment goal.

Benchmark. The fund's benchmark is the Russell 2500 Growth Index, which measures the performance of stocks included in the Russell 2500 Index with higher price-to-book ratios and higher forecasted growth values, and which is independently maintained and published by the Frank Russell Company.

[GRAPHIC]

PAST PERFORMANCE

Performance information is not presented for the fund because it commenced operations on October __, 2005 and has not yet completed a full calendar year of operations. Generally, performance may be expected to vary from year to year. Past performance, when presented, does not indicate future results.

[GRAPHIC]

MAIN RISKS

      - EQUITY SECURITIES RISK. Stock markets are volatile, and the price of equity securities such as common and preferred stocks (and their equivalents) will fluctuate. The value of equity securities purchased by the fund could decline if the financial condition of the companies in which the fund invests decline or if overall market and economic conditions deteriorate.

      - SMALL CAP STOCK RISK. The fund's investments in smaller companies may be subject to more erratic price movements than investments in larger, more established companies. Small cap companies may be developing or marketing new products or services for which markets are not yet and may never become established. While small, unseasoned companies may offer greater opportunities for capital growth than larger, more established companies, they also involve greater risks and should be considered speculative.

      - GROWTH STOCK RISK. Because growth securities typically do not make dividend payments to shareholders, investment returns are based on capital appreciation, making returns more dependent on market increases and decreases. Growth stocks may therefore be more volatile than non-growth stocks.

      - NON-DIVERSIFICATION RISK. The fund is non-diversified and may invest a high percentage of its assets in the securities of a small number of companies. This may result in more volatile performance relative to more diversified funds. The less diversified a fund's holdings are, the more a specific stock's poor performance is likely to affect its performance.

      - DERIVATIVES RISK. The fund's use of certain derivative instruments (such as options, futures and swaps) could produce disproportionate gains or losses. Derivatives are generally considered more risky than direct investments and, in a down market, could become harder to value or sell at a fair price.

[GRAPHIC]

YOUR EXPENSES

Operating expenses are paid from the fund's assets, and therefore are paid by shareholders indirectly.

ANNUAL OPERATING EXPENSES                          CLASS 1         CLASS 3
Management fee                                      0.80%           0.80%
Distribution and service (12b-1) fees               0.05%           0.40%
Other expenses (a)                                  0.07%           0.07%(b)
Total fund operating expenses                       0.92%           1.27%(b)

----------
(a) Based on estimated amounts for the current fiscal year.

(b) The Adviser has contractually agreed to waive fees or reimburse Class 3 shares in an amount equal to the Expenses of Class 3 shares of the fund. If this waiver or reimbursement were not in effect, "Other expenses" and "Total fund operating expenses" would be 0.31% and 1.51%, respectively. This expense reimbursement shall continue in effect until November 1, 2006 and thereafter until terminated by the Advisor on notice to the Trust.

The hypothetical example below shows what your expenses would be if you invested $10,000 over the time periods indicated, assuming you reinvested all distributions and that the average annual return was 5%. The example is for comparison only, and does not represent the fund's actual expenses and returns, either past or future.

EXPENSE EXAMPLES                       YEAR 1           YEAR 3
Class 1                                 $ 94            $  293
Class 3                                 $129*           $  454

----------
* Reflects contractual expense reimbursement for Class 3 shares (one year only).

PORTFOLIO MANAGERS

GMO's U.S. Quantitative Investment Division manages the fund. The senior members of the Division with responsibilities for the fund and the year each joined the fund team are:

Robert Soucy (October 2005)
Sam Wilderman (October 2005)

See page __ for subadviser information and management biographies.

FUND CODES

CLASS 1     Ticker
            CUSIP
            Newspaper
            SEC number
            JH II fund number

CLASS 3     Ticker
            CUSIP
            Newspaper
            SEC number
            JH II fund number

MID CAP CORE FUND

SUBADVISER: A I M Capital Management, Inc. (AIM")

[GRAPHIC]

GOAL AND STRATEGY

The fund seeks long-term growth of capital. To pursue this goal, the fund normally invests at least 80% of its assets in equity securities, including convertible securities, of mid-capitalization companies. The fund considers a company to be a mid-capitalization company if it has a market capitalization, at the time of purchase, within the range of the largest and smallest capitalized companies included in the Russell Midcap Index during the most recent 11-month period (based on month-end data) plus the most recent data during the current month. The Russell 1000 Index is a widely recognized, unmanaged index of common stocks of the 1000 largest companies in the Russell 3000 Index, which measure the performance of the 3000 largest U.S. companies based on total market capitalization. The companies in the Russell Midcap Index are considered representative of medium-sized companies. As of August 31, 2005, the market cap range of the Russell Mid Cap Index was $906 million to $17.9 billion.

In complying with the 80% investment requirement, the fund's investments may include synthetic instruments. Synthetic instruments are investment that have economic characteristics similar to the fund's direct investments. The fund may invest up to 20% of it assets in equity securities of companies in other market capitalization ranges. The fund may also invest up to 20% of its assets in investment-grade debt securities. The fund may invest up to 25% of its total assets in foreign securities. For risk management or cash management purposes, the portfolio may hold a portion of its assets in cash or cash equivalents, including shares of money market funds. Any percentage limitations with respect to assets of the fund are applied at the time of purchase.

In selecting investments, the portfolio managers seek to identify those companies that are, in their view, undervalued relative to current or projected earnings, or the current market value of assets owned by the company. The primary emphasis of the portfolio managers' search for undervalued equity securities is in four categories: (1) out-of-favor cyclical growth; (2) established growth companies that are undervalued compared to historical relative valuation parameters; (3) companies where there is early but tangible evidence of improving prospects which are not yet reflected in the value of the companies' equity securities; and (4) companies whose equity securities are selling at prices that do not yet reflect the current market value of their assets. The portfolio managers consider whether to sell a particular security when any of these factors materially change.

The fund is authorized to use all of the various investment strategies (including options, futures, currency and other derivatives transactions) referred to under "Hedging and Other Strategic Transactions" in the Statement of Additional Information.

In abnormal market conditions, the fund may temporarily invest extensively in cash and cash equivalents for defensive purposes. In taking these measures, the fund might not achieve its investment goal.

[GRAPHIC]

PAST PERFORMANCE

The graph shows how the fund's total return has varied from year to year, while the table shows performance of Class 1 and Class 3 shares over time (along with a broad-based market index for reference). This information may help provide an indication of the fund's risks. For periods prior to October __, 2005, the date on which the fund commenced operations, historical performance of the fund's shares is based on the performance of the shares of the fund's predecessor John Hancock Trust ("JHT") portfolio, the Mid Cap Core Trust, as indicated in the notes to the table. All figures assume dividend reinvestment. Past performance does not indicate future results.

CLASS 1, TOTAL RETURNS

Best Quarter: Q4 `03, 9.66%
Worst Quarter: Q3 `04, -2.55%

INDEX (reflects no fees or taxes)

RUSSELL MIDCAP INDEX, an unmanaged index of the 800 companies with the lowest market capitalization included in the Russell 1000 Index.

CLASS 1 CALENDAR YEAR TOTAL RETURNS

[BAR CHART]

      2004
      14.3%

The year-to-date return as of September 30, 2005 is ____%.

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12-31-04 (a)

                                          1 YEAR         SINCE INCEPTION
Class 1                                    14.31%              22.56%
Class 3 (b)                                14.31%              22.56%
Russell Midcap Index                       20.22%              32.96%

----------
(a) For periods prior to October __ , 2005, performance is based on the performance of the fund's predecessor JHT portfolio which commenced operations on May 5, 2003. The performance of Class 1 and Class 3 shares is based on the performance of Series I shares of the predecessor portfolio.

(b) The Class 3 shares have higher expenses than the Series I shares of the predecessor portfolio. Performance would be lower if adjusted for these higher expenses.

[GRAPHIC]

MAIN RISKS

      - EQUITY SECURITIES RISK. Stock markets are volatile, and the price of equity securities such as common and preferred stocks (and their equivalents) will fluctuate. The value of equity securities purchased by the fund could decline if the financial condition of the companies in which the fund invests decline or if overall market and economic conditions deteriorate.

      - INVESTMENT CATEGORY RISK. The fund's strategy of investing in mid cap stocks carries the risk that in certain markets mid cap stocks will underperform small cap or large cap stocks. Similarly, the fund's strategy of investing in value stocks carries the risk that in certain markets value stocks will underperform growth stocks.

      - MID CAP STOCK RISK. The fund's investments in mid-cap companies may be subject to more erratic price movements than investments in larger, more established companies. In particular, mid-sized companies may pose greater risk due to narrow product lines, limited financial resources, less depth in management or a limited trading market for their securities.

      - VALUE STOCK RISK. The fund's investments in value stocks carry the risk that the market will not recognize a security's intrinsic value for a long time or that a stock believed to be undervalued may actually be appropriately priced.

      - FOREIGN SECURITIES RISK. Foreign securities involve special risks, including potentially unfavorable currency exchange rates, limited government regulation (including less stringent investor protection and disclosure standards) and exposure to possible economic, political and social instability.

      - DERIVATIVES RISK. The fund's use of certain derivative instruments (such as options, futures and swaps) could produce disproportionate gains or losses. Derivatives are generally considered more risky than direct investments and, in a down market, could become harder to value or sell at a fair price.

[GRAPHIC]

YOUR EXPENSES

Operating expenses are paid from the fund's assets, and therefore are paid by shareholders indirectly.

ANNUAL OPERATING EXPENSES                              CLASS 1         CLASS 3
Management fee                                          0.86%           0.86%
Distribution and service (12b-1) fees                   0.05%           0.40%
Other expenses (a)                                      0.07%           0.07%(b)
Total fund operating expenses                           0.98%           1.33%(b)

----------
(a) Based on estimated amounts for the current fiscal year.

(b) The Adviser has contractually agreed to waive fees or reimburse Class 3 shares in an amount equal to the Expenses of Class 3 shares of the fund. If this waiver or reimbursement were not in effect, "Other expenses" and "Total fund operating expenses" would be 0.31% and 1.57%, respectively. This expense reimbursement shall continue in effect until November 1, 2006 and thereafter until terminated by the Advisor on notice to the Trust.

The hypothetical example below shows what your expenses would be if you invested $10,000 over the time periods indicated, assuming you reinvested all distributions and that the average annual return was 5%. The example is for comparison only, and does not represent the fund's actual expenses and returns, either past or future.

EXPENSE EXAMPLES             YEAR 1           YEAR 3          YEAR 5           YEAR 10
Class 1                       $100             $312            $542            $ 1,202
Class 3                       $135*            $472            $833            $ 1,847

----------
* Reflects contractual expense reimbursement for Class 3 shares (one year only).

PORTFOLIO MANAGER

The AIM portfolio manager of the fund and its predecessor and the year he joined the fund team are:

Ronald S. Sloan (Lead Manager) (2003)

See page __ for subadviser information and management biographies.

FUND CODES

CLASS 1     Ticker
            CUSIP             47803V176
            Newspaper
            SEC number
            JH II fund number

CLASS 3     Ticker
            CUSIP
            Newspaper
            SEC number
            JH II fund number

MID CAP STOCK FUND

SUBADVISER: Wellington Management Company, LLP ("Wellington Management")

[GRAPHIC]

GOAL AND STRATEGY

The fund seeks long-term growth of capital. To pursue this goal, the fund invests, under normal market conditions, at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of medium-sized companies with significant capital appreciation potential. The fund tends to invest in companies having market capitalizations similar to those of companies included in the Russell Mid Cap Index ($906 million to $17.9 billion at August 31, 2005).

Wellington Management's investment approach, while based primarily on proprietary fundamental analysis, may also be shaped by secular and industry themes. Fundamental analysis involves the assessment of a company through such factors as its business environment, management, balance sheet, income statement, anticipated earnings, revenues and other related measures of value. In analyzing companies for investment, Wellington Management looks for, among other things, a strong balance sheet, strong earnings growth, attractive industry dynamics, strong competitive advantages (e.g., great management team), and attractive relative value within the context of a security's primary trading market. Securities are sold when the investment has achieved its intended purpose, or because it is no longer considered attractive.

The fund may invest up to 15% of its assets in foreign securities.

The fund is authorized to use all of the various investment strategies (including options, futures, currency and other derivatives transactions) referred to under "Hedging and Other Strategic Transactions" in the Statement of Additional Information.

In abnormal market conditions, the fund may temporarily invest extensively in cash and cash equivalents for defensive purposes. In taking these measures, the fund might not achieve its investment goal.

[GRAPHIC]

PAST PERFORMANCE

The graph shows how the fund's total return has varied from year to year, while the table shows performance of Class 1 and Class 3 shares over time (along with a broad-based market index for reference). This information may help provide an indication of the fund's risks. For periods prior to October __, 2005, the date on which the fund commenced operations, historical performance of the fund's shares is based on the performance of the shares of the fund's predecessor John Hancock Trust ("JHT") portfolio, the Mid Cap Stock Trust, as indicated in the notes to the table. All figures assume dividend reinvestment. Past performance does not indicate future results.

CLASS 1, TOTAL RETURNS

Best Quarter: Q4 '01, 20.74%
Worst Quarter: Q1 '01, -23.64%

INDEX (reflects no fees or taxes)

RUSSELL MIDCAP GROWTH INDEX -- an unmanaged index that measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values.

CLASS 1 CALENDAR YEAR TOTAL RETURNS

[BAR CHART]

2000          2001        2002       2003       2004
-4.0%        -11.0%      -22.6%      42.3%      19.0%

The year-to-date return as of September 30, 2005 is ____%.

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12-31-04(a)

                                       1 YEAR            5 YEARS           SINCE INCEPTION
Class 1                                 19.04%              2.32%               2.19%
Class 3 (b)                             19.04%              2.32%               2.19%
Russell Midcap Growth Index             15.48%             -3.36%               2.96%

----------
(a) For periods prior to October __ , 2005, performance is based on the performance of the fund's predecessor JHT portfolio which commenced operations on May 1, 1999. The performance of Class 1 and Class 3 shares is based on the performance of Series I shares of the predecessor portfolio.

(b) The Class 3 shares have higher expenses than the Series I shares of the predecessor portfolio. Performance would be lower if adjusted for these higher expenses.

[GRAPHIC]

MAIN RISKS

      - EQUITY SECURITIES RISK. Stock markets are volatile, and the price of equity securities such as common and preferred stocks (and their equivalents) will fluctuate. The value of equity securities purchased by the fund could decline if the financial condition of the companies in which the fund invests decline or if overall market and economic conditions deteriorate.

      - INVESTMENT CATEGORY RISK. The fund's strategy of investing in mid cap stocks carries the risk that in certain markets mid cap stocks will underperform small cap or large cap stocks.

      - MID CAP STOCK RISK. The fund's investments in mid-cap companies may be subject to more erratic price movements than investments in larger, more established companies. In particular, mid-sized companies may pose greater risk due to narrow product lines, limited financial resources, less depth in management or a limited trading market for their securities.

      - FOREIGN SECURITIES RISK. Foreign securities involve special risks, including potentially unfavorable currency exchange rates, limited government regulation (including less stringent investor protection and disclosure standards) and exposure to possible economic, political and social instability.

      - DERIVATIVES RISK. The fund's use of certain derivative instruments (such as options, futures and swaps) could produce disproportionate gains or losses. Derivatives are generally considered more risky than direct investments and, in a down market, could become harder to value or sell at a fair price.

[GRAPHIC]

YOUR EXPENSES

Operating expenses are paid from the fund's assets, and therefore are paid by shareholders indirectly.

ANNUAL OPERATING EXPENSES                                CLASS 1         CLASS 3
Management fee                                            0.84%           0.84%
Distribution and service (12b-1) fees                     0.05%           0.40%
Other expenses (a)                                        0.06%           0.06(b)
Total fund operating expenses                             0.95%           1.30(b)

----------
(a) Based on estimated amounts for the current fiscal year.

(b) The Adviser has contractually agreed to waive fees or reimburse Class 3 shares in an amount equal to the Expenses of Class 3 shares of the fund. If this waiver or reimbursement were not in effect, "Other expenses" and

"Total fund operating expenses" would be 0.30% and 1.54%, respectively. This expense reimbursement shall continue in effect until November 1, 2006 and thereafter until terminated by the Advisor on notice to the Trust.

The hypothetical example below shows what your expenses would be if you invested $10,000 over the time periods indicated, assuming you reinvested all distributions and that the average annual return was 5%. The example is for comparison only, and does not represent the fund's actual expenses and returns, either past or future.

EXPENSE EXAMPLES         YEAR 1           YEAR 3        YEAR 5           YEAR 10
Class 1                   $ 97             $304          $527            $ 1,170
Class 3                   $132*            $463          $817            $ 1,814

----------
* Reflects contractual expense reimbursement for Class 3 shares (one year only).

PORTFOLIO MANAGER

The Wellington Management portfolio manager for the fund and its predecessor and the year he joined the fund team are:

Michael T. Carmen, CFA (2000)

See page __ for subadviser information and management biographies.

FUND CODES

CLASS 1     Ticker
            CUSIP                 47803V168
            Newspaper
            SEC number
            JH II fund number

CLASS 3     Ticker
            CUSIP
            Newspaper
            SEC number
            JH II fund number

MID CAP VALUE FUND

SUBADVISER: Lord Abbett & Co. LLC ("Lord Abbett")

[GRAPHIC]

GOAL AND STRATEGY

The fund seeks capital appreciation. To pursue this goal, the fund invests, under normal market conditions, at least 80% of the its net assets (plus any borrowings for investment purposes) in securities of mid-sized companies with market capitalizations at the time of purchase within the market capitalization range of companies in the Russell Mid Cap Index ($906 million to $17.9 billion as of August 31, 2005). This range varies daily.

Lord Abbett uses a value approach in managing the fund. It generally tries to identify stocks of companies that have the potential for significant market appreciation due to growing recognition of improvement in their financial results or increasing anticipation of such improvement. In trying to identify these companies, Lord Abbett looks for such factors as:

-     Changes in economic and financial environment

-     New or improved products or services

- Improved efficiencies resulting from new technologies or changes in distribution

-     New or rapidly expanding markets

-     Price increases for the company's products or services

-     Changes in management or company structure

- Changes in government regulations, political climate or competitive conditions

The fund may invest up to 10% of its assets in foreign securities and may have exposure to foreign currencies through its investment in these securities, direct holdings of foreign currencies or use of foreign currency exchange contracts for the purchase or sale of fixed quantities of foreign currencies at future dates. The subadviser does not consider ADRs and securities of companies domiciled outside the U.S. that are traded in the U.S. to be "foreign securities." Accordingly, these investments are not subject to the 10% limitation on foreign securities.

The fund is authorized to use all of the various investment strategies (including options, futures, currency and other derivatives transactions) referred to under "Hedging and Other Strategic Transactions" in the Statement of Additional Information.

At times the fund may take a temporary defensive position by investing some or all of its assets in short-term fixed income securities. Such securities may be used to attempt to avoid losses in response to adverse market, economic, political or other conditions, to invest uncommitted cash balances, or to maintain liquidity to meet shareholder redemptions. These securities include: obligations of the U.S. Government and its agencies and instrumentalities, commercial paper, bank certificates of deposit, bankers' acceptances, and repurchase agreements collateralized by cash and obligations of the U.S. Government and its agencies and instrumentalities. These investments could reduce the benefit from any upswing in the market and prevent the fund from achieving its investment objective.

[GRAPHIC]

PAST PERFORMANCE

The graph shows how the fund's total return has varied from year to year, while the table shows performance of Class 1 and Class 3 shares over time (along with a broad-based market index for reference). This information may help provide an indication of the fund's risks. For periods prior to October __, 2005, the date on which the fund commenced operations, historical performance of the fund's shares is based on the performance of the shares of the fund's predecessor John Hancock Trust ("JHT") portfolio, the Mid Cap Value Trust, as indicated in the notes to the table. All figures assume dividend reinvestment. Past performance does not indicate future results.

CLASS 1, TOTAL RETURNS

Best Quarter: Q2 `03, 15.35%
Worst Quarter: Q3 `02, -14.75%

INDEX (reflects no fees or taxes)

RUSSELL MIDCAP VALUE INDEX -- an unmanaged index that measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values.

CLASS 1 CALENDAR YEAR TOTAL RETURNS

[BAR CHART]

2002         2003        2004
-10.1%       25.4%       25.5%

The year-to-date return as of September 30, 2005 is ____%.

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12-31-04 (a)

                                      1 YEAR             SINCE INCEPTION
Class 1                                24.46%                 11.04%
Class 3 (b)                            24.46%                 11.04%
Russell MidCap Value Index             23.71%                 12.73%

----------
(a) For periods prior to October __ , 2005, performance is based on the performance of the fund's predecessor JHT portfolio which commenced operations on April 30, 2001. The performance of Class 1 and Class 3 shares is based on the performance of Series I shares of the predecessor portfolio.

(b) The Class 3 shares have higher expenses than the Series I shares of the predecessor portfolio. Performance would be lower if adjusted for these higher expenses.

[GRAPHIC]

MAIN RISKS

      - EQUITY SECURITIES RISK. Stock markets are volatile, and the price of equity securities such as common and preferred stocks (and their equivalents) will fluctuate. The value of equity securities purchased by the fund could decline if the financial condition of the companies in which the fund invests decline or if overall market and economic conditions deteriorate.

      - INVESTMENT CATEGORY RISK. The fund's strategy of investing in mid cap stocks carries the risk that in certain markets mid cap stocks will underperform small cap or large cap stocks.

      - MID CAP STOCK RISK. The fund's investments in mid-cap companies may be subject to more erratic price movements than investments in larger, more established companies. In particular, mid-sized companies may pose greater risk due to narrow product lines, limited financial resources, less depth in management or a limited trading market for their securities.

      - FOREIGN SECURITIES RISK. Foreign securities involve special risks, including potentially unfavorable currency exchange rates, limited government regulation (including less stringent investor protection and disclosure standards) and exposure to possible economic, political and social instability.

      - DERIVATIVES RISK. The fund's use of certain derivative instruments (such as options, futures and swaps) could produce disproportionate gains or losses. Derivatives are generally considered more risky than direct investments and, in a down market, could become harder to value or sell at a fair price.

[GRAPHIC]

YOUR EXPENSES

Operating expenses are paid from the fund's assets, and therefore are paid by shareholders indirectly.

ANNUAL OPERATING EXPENSES                       CLASS 1         CLASS 3
Management fee                                   0.85%           0.85%
Distribution and service (12b-1) fees            0.05%           0.40%
Other expenses (a)                               0.05%           0.05%(b)
Total fund operating expenses                    0.95%           1.30%(b)

----------
(a) Based on estimated amounts for the current fiscal year.

(b) The Adviser has contractually agreed to waive fees or reimburse Class 3 shares in an amount equal to the Expenses of Class 3 shares of the fund. If this waiver or reimbursement were not in effect, "Other expenses" and "Total fund operating expenses" would be 0.29% and 1.54%, respectively. This expense reimbursement shall continue in effect until November 1, 2006 and thereafter until terminated by the Advisor on notice to the Trust.

The hypothetical example below shows what your expenses would be if you invested $10,000 over the time periods indicated, assuming you reinvested all distributions and that the average annual return was 5%. The example is for comparison only, and does not represent the fund's actual expenses and returns, either past or future.

EXPENSE EXAMPLES                 YEAR 1           YEAR 3          YEAR 5           YEAR 10
Class 1                           $ 97             $304            $527            $ 1,170
Class 3                           $132*            $463            $817            $ 1,814

----------
* Reflects contractual expense reimbursement for Class 3 shares (one year only).

PORTFOLIO MANAGERS

Members of Lord Abbett's management team for the fund and its predecessor and the year each joined the fund team are:

Edward K. von der Linde (head of team) (1999)
Eileen Banko (1999)
Howard Hansen (1999)
David Builder (1999)

See page __ for subadviser information and management biographies.

FUND CODES

CLASS 1     Ticker
            CUSIP                 47803V143
            Newspaper
            SEC number
            JH II fund number

CLASS 3     Ticker
            CUSIP
            Newspaper
            SEC number
            JH II fund number

QUANTITATIVE MID CAP FUND

SUBADVISER: MFC Global Investment Management (U.S.A.) Limited ("MFC Global (U.S.A.)")

[GRAPHIC]

GOAL AND STRATEGY

The fund seeks long-term capital growth. To pursue this goal, the fund invests, under normal market conditions, at least 80% of its net assets (plus any borrowings for investment purposes) in U.S. mid-cap stocks, convertible preferred stocks, convertible bonds and warrants. The fund may also invest up to 20% of its assets in large-cap stocks, convertible preferred stocks, convertible bonds and warrants in an effort to reduce overall portfolio volatility and increase performance.

Stocks of publicly traded companies -- and mutual funds that hold these stocks -- can be classified by the companies' market values, or capitalizations. Market capitalization is defined according to Morningstar U.S. as follows: Based on a universe of the 5000 largest stocks in the U.S., the top 5% of the universe are large cap, the next 15% mid cap, and the bottom 80% are classified as small cap. Using this definition, as of January 31, 2005, the largest company in the mid-cap universe was about $8.7 billion and the smallest about $1.5 billion.

MFC Global (U.S.A.) uses a bottom-up, as opposed to a top-down, investment style in managing the fund. This means that securities are selected based upon fundamental analysis performed by the portfolio manager and MFC Global ("U.S.A.")'s equity research analysts. The equity research analysts use fundamental analysis to identify mid-cap and large-cap securities of companies with strong industry positions, leading market shares, proven management and strong balance sheets. The analysts then rank all such securities based on financial attributes (including earnings, growth and momentum) using quantitative analysis. Securities at the top of this ranking may be purchased by the fund.

The fund may invest in foreign securities and may have exposure to foreign currencies through its investment in these securities, direct holdings of foreign currencies or use of foreign currency exchange contracts for the purchase or sale of fixed quantities of foreign currencies at future dates. Investments in foreign securities may include depositary receipts. The fund may also invest to a limited extent in fixed-income securities, including money market instruments.

The fund is authorized to use all of the various investment strategies (including options, futures, currency and other derivatives transactions) referred to under "Hedging and Other Strategic Transactions" in the Statement of Additional Information.

In abnormal market conditions, the fund may temporarily invest extensively in cash and cash equivalents for defensive purposes. In taking these measures, the fund might not achieve its investment goal.

[GRAPHIC]

PAST PERFORMANCE

The graph shows how the fund's total return has varied from year to year, while the table shows performance of Class 1 and Class 3 shares over time (along with a broad-based market index for reference). This information may help provide an indication of the fund's risks. For periods prior to October __, 2005, the date on which the fund commenced operations, historical performance of the fund's shares is based on the performance of the shares of the fund's predecessor John Hancock Trust ("JHT") portfolio, the Quantitative Mid Cap Trust, as indicated in the notes to the table. All figures assume dividend reinvestment. Past performance does not indicate future results.

CLASS 1, TOTAL RETURNS
Best Quarter: Q2 '03, 14.96%
Worst Quarter: Q3 `01, -23.63%

INDEX (reflects no fees or taxes)
S&P MIDCAP 400 INDEX, an unmanaged market capitalization-weighted index that measures the performance of 400 stocks with market values between $200 million and $5 billion.

CLASS 1 CALENDAR YEAR TOTAL RETURNS

[BAR CHART]

2002         2003        2004
-22.7%       38.5%       18.2%

The year-to-date return as of September 30, 2005 is ____%.

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12-31-04(a)

                                    1 YEAR          SINCE INCEPTION
Class 1                              18.21%               0.90%
Class 3 (b)                          18.21%               0.90%
S&P Mid Cap 400 Index                16.48%               8.64%

----------
(a) For periods prior to October __ , 2005, performance is based on the performance of the fund's predecessor JHT portfolio which commenced operations on April 30, 2001. The performance of Class 1 and Class 3 shares is based on the performance of Series I shares of the predecessor portfolio.

(b) The Class 3 shares have higher expenses than the Series I shares of the predecessor portfolio. Performance would be lower if adjusted for these higher expenses.

[GRAPHIC]

MAIN RISKS

      - EQUITY SECURITIES RISK. Stock markets are volatile, and the price of equity securities such as common and preferred stocks (and their equivalents) will fluctuate. The value of equity securities purchased by the fund could decline if the financial condition of the companies in which the fund invests decline or if overall market and economic conditions deteriorate.

      - INVESTMENT CATEGORY RISK. The fund's strategy of investing in mid cap stocks carries the risk that in certain markets mid cap stocks will underperform small cap or large cap stocks.

      - SMALL/MID CAP STOCK RISK. The fund's investments in small-cap and mid-cap companies may be subject to more erratic price movements than investments in larger, more established companies. In particular, mid-sized companies may pose greater risk due to narrow product lines, limited financial resources, less depth in management or a limited trading market for their securities. Similarly, small cap companies may be developing or marketing new products or services for which markets are not yet and may never become established. While small, unseasoned companies may offer greater opportunities for capital growth than larger, more established companies, they also involve greater risks and should be considered speculative.

      - FOREIGN SECURITIES RISK. Foreign securities involve special risks, including potentially unfavorable currency exchange rates, limited government regulation (including less stringent investor protection and disclosure standards) and exposure to possible economic, political and social instability.

      - DERIVATIVES RISK. The fund's use of certain derivative instruments (such as options, futures and swaps) could produce disproportionate gains or losses. Derivatives are generally considered more risky than direct investments and, in a down market, could become harder to value or sell at a fair price.

[GRAPHIC]

YOUR EXPENSES

Operating expenses are paid from the fund's assets, and therefore are paid by shareholders indirectly.

ANNUAL OPERATING EXPENSES                           CLASS 1         CLASS 3
Management fee                                       0.75%           0.75%
Distribution and service (12b-1) fees                0.05%           0.40%
Other expenses (a)                                   0.07%           0.07%(b)
Total fund operating expenses                        0.87%           1.22%(b)

----------
(a) Based on estimated amounts for the current fiscal year.

(b) The Adviser has contractually agreed to waive fees or reimburse Class 3 shares in an amount equal to the Expenses of Class 3 shares of the fund. If this waiver or reimbursement were not in effect, "Other expenses" and "Total fund operating expenses" would be 0.31% and 1.46%, respectively. This expense reimbursement shall continue in effect until November 1, 2006 and thereafter until terminated by the Advisor on notice to the Trust.

The hypothetical example below shows what your expenses would be if you invested $10,000 over the time periods indicated, assuming you reinvested all distributions and that the average annual return was 5%. The example is for comparison only, and does not represent the fund's actual expenses and returns, either past or future.

EXPENSE EXAMPLES         YEAR 1         YEAR 3          YEAR 5       YEAR 10
Class 1                   $ 89           $277            $481        $ 1,071
Class 3                   $124*          $438            $775        $ 1,726

----------
* Reflects contractual expense reimbursement for Class 3 shares (one year only).

PORTFOLIO MANAGERS

The MFC Global (U.S.A.) portfolio managers for the fund and its predecessor and the year each joined the fund team are:

Rhonda Chang, CFA (2001)
Norman Ali, CFA (2005)

See page __ for subadviser information and management biographies.

FUND CODES

CLASS 1     Ticker
            CUSIP                 47803V143
            Newspaper
            SEC number
            JH II fund number

CLASS 3     Ticker
            CUSIP
            Newspaper
            SEC number
            JH II fund number

VALUE FUND

SUBADVISER: Van Kampen Investments ("Van Kampen")

[GRAPHIC]

GOAL AND STRATEGY

The fund seeks to realize an above average total return over a market cycle of three to five years, consistent with reasonable risk. To pursue this goal, the fund invests primarily in equity securities of companies with capitalizations similar to the market capitalization of companies in the Russell Midcap Value Index ($906 million to $17.9 billion as of August 31, 2005).

Under normal circumstances, the fund invests at least 65% of its total assets in equity securities. These primarily include common stocks, but may also include preferred stocks, convertible securities, rights, warrants, and ADR's. The fund may invest without limit in ADRs and may invest up to 5% of its total assets in foreign equities excluding ADRs. The fund may also invest up to 15% of its net assets in real estate investment trusts (REITs).

Van Kampen's approach is to select equity securities which are believed to be undervalued relative to the stock market in general as measured by the Russell Midcap Value Index. Generally, medium market capitalization companies will consist primarily of those that Van Kampen believes are selling below their intrinsic value and offer the opportunity for growth of capital. The fund emphasizes a "value" style of investing focusing on those companies with strong fundamentals, consistent track records, growth prospectus, and attractive valuations. Van Kampen may favor securities of companies that are in undervalued industries. Van Kampen may purchase stocks that do not pay dividends. Van Kampen may also invest the fund's assets in companies with smaller or larger market capitalizations.

The fund is authorized to use all of the various investment strategies (including options, futures, currency and other derivatives transactions) referred to under "Hedging and Other Strategic Transactions" in the Statement of Additional Information.

During unusual market conditions, the fund may temporarily invest extensively in fixed-income securities and cash and cash equivalents for defensive purposes. In taking these measures, the fund might not achieve its investment goal.

[GRAPHIC]

PAST PERFORMANCE

The graph shows how the fund's total return has varied from year to year, while the table shows performance of Class 1 and Class 3 shares over time (along with a broad-based market index for reference). This information may help provide an indication of the fund's risks. For periods prior to October __, 2005, the date on which the fund commenced operations, historical performance of the fund's shares is based on the performance of the shares of the fund's predecessor John Hancock Trust ("JHT") portfolio, the Value Trust, as indicated in the notes to the table. All figures assume dividend reinvestment. Past performance does not indicate future results.

CLASS 1, TOTAL RETURNS

Best Quarter: Q2 `03, 20.39%
Worst Quarter: Q3 `02, -23.40%

INDEX (reflects no fees or taxes)

RUSSELL MIDCAP VALUE INDEX -- an unmanaged index that measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values.

CLASS 1 CALENDAR YEAR TOTAL RETURNS

[BAR CHART]

1997         1998        1999        2000        2001         2002       2003       2004
22.1%        -1.7%       -2.8%       24.6%        3.4%       -22.8%      38.8%      15.2%

The year-to-date return as of September 30, 2005 is ____%.

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12-31-04 (a)

                                   1 YEAR         5 YEARS         SINCE INCEPTION
Class 1                             15.18%           9.71%               8.03%
Class 3 (b)                         15.18%           9.71%               8.03%
Russell Midcap Value Index          23.71%          13.48%              12.98%

----------
(a) For periods prior to October __ , 2005, performance is based on the performance of the fund's predecessor JHT portfolio which commenced operations on January 1, 1997. The performance of Class 1 and Class 3 shares is based on the performance of Series I shares of the predecessor portfolio.

(b) The Class 3 shares have higher expenses than the Series I shares of the predecessor portfolio. Performance would be lower if adjusted for these higher expenses.

[GRAPHIC]

MAIN RISKS

      - EQUITY SECURITIES RISK. Stock markets are volatile, and the price of equity securities such as common and preferred stocks (and their equivalents) will fluctuate. The value of equity securities purchased by the fund could decline if the financial condition of the companies in which the fund invests decline or if overall market and economic conditions deteriorate.

      - INVESTMENT CATEGORY RISK. The fund's strategy of investing in small and mid cap stocks carries the risk that in certain markets small and mid cap stocks will underperform large cap stocks.

      - SMALL/MID CAP STOCK RISK. The fund's investments in small-cap and mid-cap companies may be subject to more erratic price movements than investments in larger, more established companies. In particular, mid-sized companies may pose greater risk due to narrow product lines, limited financial resources, less depth in management or a limited trading market for their securities. Similarly, small cap companies may be developing or marketing new products or services for which markets are not yet and may never become established. While small, unseasoned companies may offer greater opportunities for capital growth than larger, more established companies, they also involve greater risks and should be considered speculative.

      - VALUE STOCK RISK. The fund's investments in value stocks carry the risk that the market will not recognize a security's intrinsic value for a long time or that a stock believed to be undervalued may actually be appropriately priced.

      - DERIVATIVES RISK. The fund's use of certain derivative instruments (such as options, futures and swaps) could produce disproportionate gains or losses. Derivatives are generally considered more risky than direct investments and, in a down market, could become harder to value or sell at a fair price.

[GRAPHIC]

YOUR EXPENSES

Operating expenses are paid from the fund's assets, and therefore are paid by shareholders indirectly.

ANNUAL OPERATING EXPENSES                               CLASS 1         CLASS 3
Management fee                                           0.74%           0.74%
Distribution and service (12b-1) fees                    0.05%           0.40%
Other expenses (a)                                       0.12%           0.12%(b)
Total fund operating expenses                            0.91%           1.26%(b)

----------
(a) Based on estimated amounts for the current fiscal year.

(b) The Adviser has contractually agreed to waive fees or reimburse Class 3 shares in an amount equal to the Expenses of Class 3 shares of the fund. If this waiver or reimbursement were not in effect, "Other expenses" and "Total fund operating expenses" would be 0.36% and 1.50%, respectively. This expense reimbursement shall continue in effect until November 1, 2006 and thereafter until terminated by the Advisor on notice to the Trust.

The hypothetical example below shows what your expenses would be if you invested $10,000 over the time periods indicated, assuming you reinvested all distributions and that the average annual return was 5%. The example is for comparison only, and does not represent the fund's actual expenses and returns, either past or future.

EXPENSE EXAMPLES            YEAR 1           YEAR 3          YEAR 5           YEAR 10
Class 1                      $ 93             $290            $503            $ 1,117
Class 3                      $128*            $451            $796            $ 1,770

----------
* Reflects contractual expense reimbursement for Class 3 shares (one year only).

PORTFOLIO MANAGERS

Members of Van Kampen's Equity Income Team for the fund and its predecessor and the year each joined the fund team are:

James Gilligan (team leader) (2003)
James Roeder (2003)
Sergio Marcheli (2003)
Thomas Bastian (2003)
Vince Vizachero (2003)

See page __ for subadviser information and management biographies.

FUND CODES

CLASS 1     Ticker
            CUSIP
            Newspaper
            SEC number
            JH II fund number

CLASS 3     Ticker
            CUSIP
            Newspaper
            SEC number
            JH II fund number

VISTA FUND

SUBADVISER: American Century Investment Management, Inc. ("American Century")

[GRAPHIC]

GOAL AND STRATEGY

The fund seeks long-term capital growth. To pursue this goal, the fund normally invests in common stocks of U.S. and foreign companies that are medium-sized and smaller at the time of purchase, but the fund may purchase other types of securities as well.

In managing the portfolio, American Century looks for stocks of medium-sized and smaller companies it believes will increase in value over time, using a proprietary investment strategy. In implementing this strategy, the subadviser uses a bottom-up approach to stock selection. This means that the subadviser makes investment decisions based primarily on its analysis of individual companies, rather than on broad economic forecasts. American Century's principal analytical technique involves the identification of companies with earnings and revenues that are not only growing, but growing at an accelerating pace. This includes companies whose growth rates, although still negative, are less negative than prior periods, and companies whose growth rates are expected to accelerate. These techniques help the subadviser buy or hold the stocks of companies it believes have favorable growth prospects and sell the stocks of companies whose characteristics no longer meet its criteria.

When determining the size of a company, American Century will consider, among other factors, the capitalization of the company and the amount of revenues as well as other information obtained about the company.

The fund may invest in securities of foreign companies. Most of the funds' foreign investments are in companies located and doing business in developed countries.

The fund is normally fully invested in stocks regardless of the movement of stock prices generally. When the subadviser believes it is prudent, the fund may invest a portion of its assets in domestic and foreign preferred stock, convertible debt securities, equity-equivalent securities, foreign securities, short-term securities, non-leveraged futures contracts, options, notes, bonds and other debt securities. The fund generally limits its purchase of debt securities to investment-grade obligations.

The fund is authorized to use all of the various investment strategies (including options, futures, currency and other derivatives transactions) referred to under "Hedging and Other Strategic Transactions" in the Statement of Additional Information.

In abnormal market conditions, the fund may temporarily invest extensively in cash and cash equivalents for defensive purposes. In taking these measures, the fund might not achieve its investment goal.

[GRAPHIC]

PAST PERFORMANCE

Performance information is not presented for the fund because it commenced operations on October __, 2005 and has not yet completed a full calendar year of operations. Generally, performance may be expected to vary from year to year. Past performance, when presented, does not indicate future results.

[GRAPHIC]

MAIN RISKS

      - EQUITY SECURITIES RISK. Stock markets are volatile, and the price of equity securities such as common and preferred stocks (and their equivalents) will fluctuate. The value of equity securities purchased by the fund could decline if the financial condition of the companies in which the fund invests decline or if overall market and economic conditions deteriorate.

      - SMALL/MID CAP STOCK RISK. The fund's investments in small-cap and mid-cap companies may be subject to more erratic price movements than investments in larger, more established companies. In particular, mid-sized companies may pose greater risk due to narrow product lines, limited financial resources, less depth in management or a limited trading market for their securities. Similarly, small cap companies may be developing or marketing new products or services for which markets are not yet and may never become established. While small, unseasoned companies may offer greater opportunities for capital growth than larger, more established companies, they also involve greater risks and should be considered speculative.

      - FOREIGN SECURITIES RISK. Foreign securities involve special risks, including potentially unfavorable currency exchange rates, limited government regulation (including less stringent investor protection and disclosure standards) and exposure to possible economic, political and social instability.

      - RAPID, SUBSTANTIAL TRADING RISK. The fund may buy a large amount of a company's stock quickly, and often will dispose of it quickly if the company's earnings or revenues decline. While the subadviser believes that this strategy provides substantial appreciation over the long term, in the short term it can create a significant amount of price volatility. This volatility may be greater than that of the average stock fund.

      - DERIVATIVES RISK. The fund's use of certain derivative instruments (such as options, futures and swaps) could produce disproportionate gains or losses. Derivatives are generally considered more risky than direct investments and, in a down market, could become harder to value or sell at a fair price.

[GRAPHIC]

YOUR EXPENSES

Operating expenses are paid from the fund's assets, and therefore are paid by shareholders indirectly.

ANNUAL OPERATING EXPENSES                              CLASS 1         CLASS 3
Management fee                                          0.90%           0.90%
Distribution and service (12b-1) fees                   0.05%           0.40%
Other expenses (a)                                      0.07%           0.07%(b)
Total fund operating expenses                           1.02%           1.37%(b)

----------
(a) Based on estimated amounts for the current fiscal year.

(b) The Adviser has contractually agreed to waive fees or reimburse Class 3 shares in an amount equal to the Expenses of Class 3 shares of the fund. If this waiver or reimbursement were not in effect, "Other expenses" and "Total fund operating expenses" would be 0.31% and 1.61%, respectively. This expense reimbursement shall continue in effect until November 1, 2006 and thereafter until terminated by the Advisor on notice to the Trust.

The hypothetical example below shows what your expenses would be if you invested $10,000 over the time periods indicated, assuming you reinvested all distributions and that the average annual return was 5%. The example is for comparison only, and does not represent the fund's actual expenses and returns, either past or future.

EXPENSE EXAMPLES                                    YEAR 1           YEAR 3
Class 1                                              $104             $324
Class 3                                              $139*            $485

----------
* Reflects contractual expense reimbursement for Class 3 shares (one year only).

PORTFOLIO MANAGERS

The American Century portfolio managers for the fund and the year each joined the fund team are:

Glenn A. Fogle (October 2005)

David M. Holland (October 2005)

See page __ for subadviser information and management biographies.

FUND CODES

CLASS 1     Ticker
            CUSIP                 47803X651
            Newspaper
            SEC number
            JH II fund number

CLASS 3     Ticker
            CUSIP
            Newspaper
            SEC number
            JH II fund number

                                 LARGE CAP FUNDS

ALL CAP CORE FUND

SUBADVISER: Deutsche Asset Management, Inc. ("DeAM")

[GRAPHIC]

GOAL AND STRATEGY

The fund seeks long-term growth of capital. To pursue this goal, the fund invests in common stocks and other equity securities within all asset classes (small, mid and large cap), primarily those within the Russell 3000 Index ($65 million to $381.3 billion at August 31, 2005).

The fund may invest in all types of equity securities including common stocks, preferred stocks, convertible securities and depositary receipts for such securities. These securities may be listed on securities exchanges, traded in various over-the-counter markets or have no organized markets.

The fund may also invest in U.S. Government securities and up to 5% of its assets in foreign securities.

DeAM pursues an actively managed, quantitative investment process. DeAM's investment philosophy is based on three central tenets:

      - Securities have an intrinsic value from which they deviate over time. DeAM believes that the best way to measure a security's fair vale is relative to its peers within its own industry.

      - Finding attractive companies with long-term potential requires a consideration of both growth and value attributes. Technical analysis further enhances the stock selection process, helping to identify timely market opportunities.

      - Quantitative investment models provide an improved framework for selecting mispriced stocks in an unbiased, consistent and repeatable manner.

Quantitative Investment Approach. DeAM blends fundamental equity analysis and quantitative investment theory into a disciplined and systematic process. This technique minimizes subjectivity and allows the team to analyze the broadest possible universe of stocks. DeAM's proprietary U.S. stock evaluation model, the Quantitative Investment Model (the "Model"), incorporates valuation and growth investment parameters and is used to select securities. DeAM believes that combining techniques used by fundamental value investors with extensive growth and earnings analysis minimizes investment style bias and ultimately produces a "pure" stock selection process that seeks to add value in any market environment. DeAM also incorporates technical analysis to capture short-term price changes and market responsiveness to new information.

By applying a rigorous portfolio construction process, the team targets excess return levels similar to traditional managers, while holding a significantly more diversified basket of stocks. Non-linear market impact assumptions are also incorporated into the process to maximize the trade-off between the anticipated pickup from trading and the costs associated with making these trades.

Portfolio Construction and Quantitative Risk Management. DeAM extensively screens the Russell 3000 universe using multiple investment parameters to identify what DeAM believes are the most and least attractive securities. Expected returns are generated for each stock relative to its own industry. Securities are then selected based on expected returns, risk control constraints and anticipated transaction costs.

The fund is authorized to use all of the various investment strategies (including options, futures, currency and other derivatives transactions) referred to under "Hedging and Other Strategic Transactions" in the Statement of Additional Information.

In abnormal market conditions, the fund may temporarily invest extensively in cash and cash equivalents for defensive purposes. In taking these measures, the fund might not achieve its investment goal.

[GRAPHIC]

PAST PERFORMANCE

The graph shows how the fund's total return has varied from year to year, while the table shows performance of Class 1 and Class 3 shares over time (along with a broad-based market index for reference). This information may help provide an indication of the fund's risks. For periods prior to October __, 2005, the date on which the fund commenced operations, historical performance of the fund's shares is based on the performance of the shares of the fund's predecessor John Hancock Trust ("JHT") portfolio, the All Cap Core Trust, as indicated in the notes to the table. All figures assume dividend reinvestment. Past performance does not indicate future results.

CLASS 1, TOTAL RETURNS

Best Quarter: Q4 `99, 23.59%
Worst Quarter: Q1 `01, -24.41%

INDEXES (reflect no fees or taxes)

RUSSELL 3000 INDEX -- an unmanaged index that measures the performance of the 3,000 largest U.S. companies based on total market capitalization, representing approximately 98% of the investable U.S. market.

COMBINED INDEX -- a blend of the Russell 1000 Growth Index from inception through December 31, 2002, and the Russell 3000 Index from January 1, 2003, and thereafter.

CLASS 1 CALENDAR YEAR TOTAL RETURNS

[BAR CHART]

1997         1998      1999        2000       2001       2002       2003       2004
25.4%        24.0%     37.2%      -27.3%     -21.4%     -25.2%      31.5%      16.3%

The year-to-date return as of September 30, 2005 is ____%.

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12-31-04 (A)

                                      1 YEAR       5 YEARS        SINCE INCEPTION
Class 1                                16.33%       -0.14%             5.25%
Class 3 (b)                            16.33%       -0.14%             5.25%
Russell 3000 Index                     11.95%       -1.16%             8.93%
Combined Index                         11.95%       -7.92%             6.82%

----------
(a) For periods prior to October __ , 2005, performance is based on the performance of the fund's predecessor JHT portfolio which commenced operations on July 15, 1996. The performance of Class 1 and Class 3 shares is based on the performance of Series I shares of the predecessor portfolio. Effective November 25, 2002, the predecessor JHT portfolio changed its subadviser. Performance reflects results prior to this change.

(b) The Class 3 shares have higher expenses than the Series I shares of the predecessor portfolio. Performance would be lower if adjusted for these higher expenses.

[GRAPHIC]

MAIN RISKS

      - EQUITY SECURITIES RISK. Stock markets are volatile, and the price of equity securities such as common and preferred stocks (and their equivalents) will fluctuate. The value of equity securities purchased by the fund could decline if the financial condition of the companies in which the fund invests decline or if overall market and economic conditions deteriorate.

      - DERIVATIVES RISK. The fund's use of certain derivative instruments (such as options, futures and swaps) could produce disproportionate gains or losses. Derivatives are generally considered more risky than direct investments and, in a down market, could become harder to value or sell at a fair price.

[GRAPHIC]

YOUR EXPENSES

Operating expenses are paid from the fund's assets, and therefore are paid by shareholders indirectly.

ANNUAL OPERATING EXPENSES                               CLASS 1         CLASS 3
Management fee                                           0.80%           0.80%
Distribution and service (12b-1) fees                    0.05%           0.40%
Other expenses (a)                                       0.13%           0.13%(b)
Total fund operating expenses                            0.98%           1.33%(b)

----------
(a) Based on estimated amounts for the current fiscal year.

(b) The Adviser has contractually agreed to waive fees or reimburse Class 3 shares in an amount equal to the Expenses of Class 3 shares of the fund. If this waiver or reimbursement were not in effect, "Other expenses" and "Total fund operating expenses" would be 0.37% and 1.57%, respectively. This expense reimbursement shall continue in effect until November 1, 2006 and thereafter until terminated by the Advisor on notice to the Trust.

The hypothetical example below shows what your expenses would be if you invested $10,000 over the time periods indicated, assuming you reinvested all distributions and that the average annual return was 5%. The example is for comparison only, and does not represent the fund's actual expenses and returns, either past or future.

EXPENSE EXAMPLES                 YEAR 1         YEAR 3       YEAR 5       YEAR 10
Class 1                           $100           $311         $540        $ 1,197
Class 3                           $135*          $472         $833        $ 1,847

----------
* Reflects contractual expense reimbursement for Class 3 shares (one year only).

PORTFOLIO MANAGERS

The DeAM portfolio managers for the fund and its predecessor and the year each joined the fund team are:

Janet Campagna (1999)
Robert Wang (1995)
Julie Abbett (2000)

See page __ for subadviser information and management biographies.

FUND CODES

CLASS 1     Ticker
            CUSIP
            Newspaper
            SEC number
            JH II fund number

CLASS 3     Ticker
            CUSIP
            Newspaper
            SEC number
            JH II fund number

ALL CAP GROWTH FUND

SUBADVISER:  AIM Capital Management, Inc. ("AIM")

[GRAPHIC]

GOAL AND STRATEGY

The fund seeks long-term capital appreciation. To pursue this goal, the fund invests, under normal market conditions, principally in common stocks of companies that the subadviser believes are likely to benefit from new or innovative products, services or processes as well as those that have experienced above-average, long-term growth in earnings and have excellent prospects for future growth. Any income received from securities held by the fund will be incidental.

The fund's portfolio is primarily comprised of securities of two basic categories of companies:

      - "core" companies, which AIM considers to have experienced above-average and consistent long-term growth in earnings and to have excellent prospects for outstanding future growth, and

      - "earnings acceleration" companies which AIM believes are currently enjoying a dramatic increase in profits.

The fund may also purchase the common stocks of foreign companies. It is not anticipated, however, that foreign securities will constitute more than 20% of the value of the portfolio. American Depository Receipts ("ADRs") and European Depositary Receipts ("EDRs") and other securities representing underlying securities of foreign issuers are treated as foreign securities and included in this 20% limitation.

The fund is authorized to use all of the various investment strategies (including options, futures, currency and other derivatives transactions) referred to under "Hedging and Other Strategic Transactions" in the Statement of Additional Information.

In abnormal market conditions, the fund may temporarily invest extensively in cash and cash equivalents for defensive purposes. In taking these measures, the fund might not achieve its investment goal.

[GRAPHIC]

PAST PERFORMANCE

The graph shows how the fund's total return has varied from year to year, while the table shows performance of Class 1 and Class 3 shares over time (along with a broad-based market index for reference). This information may help provide an indication of the fund's risks. For periods prior to October __, 2005, the date on which the fund commenced operations, historical performance of the fund's shares is based on the performance of the shares of the fund's predecessor John Hancock Trust ("JHT") portfolio, the All Cap Growth Trust, as indicated in the notes to the table. All figures assume dividend reinvestment. Past performance does not indicate future results.

CLASS 1, TOTAL RETURNS

Best Quarter: Q4 `99, 36.09%
Worst Quarter: Q3 `01, -23.20%

INDEXES (reflect no fees or taxes)

RUSSELL 3000 GROWTH INDEX -- an unmanaged index that measures the performance of those Russell 3000 Index companies with lower price-to-book ratios and higher forecasted growth values.

COMBINED INDEX -- a blend of the Russell 1000 Growth Index from inception through December 31, 2002, and the Russell 3000 Index from January 1, 2003, and thereafter.

CLASS 1 CALENDAR YEAR TOTAL RETURNS

[BAR CHART]

1997           1998          1999          2000          2001          2002          2003           2004
15.3%          28.3%         44.7%        -10.8%        -23.8%        -24.4%         29.2%          6.5%

The year-to-date return as of September 30, 2005 is ____%.

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12-31-04 (a)

                                     1 YEAR        5 YEARS       SINCE INCEPTION
Class 1                               6.52%        -6.68%             5.61%
Class 3 (b)                           6.52%        -6.68%             5.61%
Russell 3000 Growth Index             6.93%        -8.87%             6.16%
Combined Index                        6.93%        -8.87%             4.25%

--------
(a) For periods prior to October __ , 2005, performance is based on the performance of the fund's predecessor JHT portfolio which commenced operations on March 4, 1996. The performance of Class 1 and Class 3 shares is based on the performance of Series I shares of the predecessor portfolio. Effective May 1, 1999, the predecessor JHT portfolio changed its subadviser. Performance reflects results prior to these changes.

(b) The Class 3 shares have higher expenses than the Series I shares of the predecessor portfolio. Performance would be lower if adjusted for these higher expenses.

[GRAPHIC]

MAIN RISKS

      - EQUITY SECURITIES RISK. Stock markets are volatile, and the price of equity securities such as common and preferred stocks (and their equivalents) will fluctuate. The value of equity securities purchased by the fund could decline if the financial condition of the companies in which the fund invests decline or if overall market and economic conditions deteriorate.

      - FOREIGN SECURITIES RISK. Foreign securities involve special risks, including potentially unfavorable currency exchange rates, limited government regulation (including less stringent investor protection and disclosure standards) and exposure to possible economic, political and social instability.

      - DERIVATIVES RISK. The fund's use of certain derivative instruments (such as options, futures and swaps) could produce disproportionate gains or losses. Derivatives are generally considered more risky than direct investments and, in a down market, could become harder to value or sell at a fair price.

      - GROWTH STOCK RISK. Because growth securities typically do not make dividend payments to shareholders, investment returns are based on capital appreciation, making returns more dependent on market increases and decreases. Growth stocks may therefore be more volatile than non-growth stocks.

      - SECTOR RISK. The fund may invest in internet-related companies, a comparatively narrow segment of the economy, and therefore may experience greater volatility than funds investing in a broader range of industries. In addition, companies in this sector may be subject to additional risks such as increased competition within the sector or changes in legislation or government regulations affecting the sector.

[GRAPHIC]

YOUR EXPENSES

Operating expenses are paid from the fund's assets, and therefore are paid by shareholders indirectly.

                                                            CLASS 1          CLASS 3
ANNUAL OPERATING EXPENSES
Management fee                                               0.90%            0.90%
Distribution and service (12b-1) fees                        0.05%            0.40%
Other expenses (a)                                           0.05%            0.05%(b)
Total fund operating expenses                                1.00%            1.35%(b)

--------------
(a) Based on estimated amounts for the current fiscal year.

(b) The Adviser has contractually agreed to waive fees or reimburse Class 3 shares in an amount equal to the Expenses of Class 3 shares of the fund. If this waiver or reimbursement were not in effect, "Other expenses" and "Total fund operating expenses" would be 0.31% and 1.61%, respectively. This expense reimbursement shall continue in effect until November 1, 2006 and thereafter until terminated by the Advisor on notice to the Trust.

The hypothetical example below shows what your expenses would be if you invested $10,000 over the time periods indicated, assuming you reinvested all distributions and that the average annual return was 5%. The example is for comparison only, and does not represent the fund's actual expenses and returns, either past or future.

EXPENSE EXAMPLES                     YEAR 1         YEAR 3       YEAR 5       YEAR 10
Class 1                               $102           $318         $552        $1,225
Class 3                               $137*          $478         $843        $1,869

-----------
* Reflects contractual expense reimbursement for Class 3 shares (one year only).

PORTFOLIO MANAGERS

The AIM portfolio managers for the fund and its predecessor and the year each joined the fund team are:

Lanny H. Sachnowitz (lead manager) (September 2005)
Kirk L. Anderson (September 2005)
James G. Birdsall (September 2005)
Robert J. Lloyd (September 2005)

See page __ for subadviser information and management biographies.

FUND CODES

CLASS 1    Ticker
           CUSIP                 47803V408
           Newspaper
           SEC number
           JH II fund number

CLASS 3    Ticker
           CUSIP
           Newspaper
           SEC number
           JH II fund number

ALL CAP VALUE FUND

SUBADVISER:  Lord, Abbett & Co. LLC ("Lord Abbett").

GOAL AND STRATEGY

The fund seeks capital appreciation. To pursue this goal, the fund invests primarily in equity securities of U.S. and multinational companies that Lord Abbett believes are undervalued in all capitalization ranges. Under normal market circumstances, the fund will invest at least 50% of its net assets in equity securities of large, seasoned companies with market capitalizations at the time of purchase that fall within the market capitalization range of companies in the Russell 1000 Index ($906 million to $381.3 billion as of August 31, 2005). This range varies daily. Equity securities may include common stocks, preferred stock, convertible securities, warrants, and similar instruments. These are companies that appear underpriced according to certain financial measurements of their intrinsic worth or business prospects (such as price-to-earnings or price to-book ratios).

In selecting investments, Lord Abbett attempts to invest in securities selling at reasonable prices in relation to its assessment of their potential value. While there is the risk that an investment may never reach what Lord Abbett thinks is its full value, or may go down in value, the subadviser's emphasis on large, seasoned company value stocks may limit the fund's downside risk. This is because value stocks are believed to be underpriced, and large, seasoned company stocks tend to be issued by more established companies and less volatile than mid-sized or small company stock. Although small companies may present greater risks than larger companies, they also may present higher potential for attractive long-term returns. Lord Abbett generally sells a stock when it thinks it seems less likely to benefit from the current market and economic environment, shows deteriorating fundamentals, or has reached the subadviser's valuation target.

The fund may invest up to 10% of its net assets in foreign equity securities. Lord Abbett does not consider ADRs and securities of companies domiciled outside the U.S. but that are traded in the U.S. to be "foreign securities." Accordingly, such investments are not subject to the 10% limitation on foreign securities.

The fund is authorized to use all of the various investment strategies (including options, futures, currency and other derivatives transactions) referred to under "Hedging and Other Strategic Transactions" in the Statement of Additional Information.

In abnormal market conditions, the fund may temporarily invest extensively in cash and cash equivalents for defensive purposes. In taking these measures, the fund might not achieve its investment goal.

[GRAPHIC]

PAST PERFORMANCE

The graph shows how the fund's total return has varied from year to year, while the table shows performance of Class 1 and Class 3 shares over time (along with a broad-based market index for reference). This information may help provide an indication of the fund's risks. For periods prior to October __, 2005, the date on which the fund commenced operations, historical performance of the fund's shares is based on the performance of the shares of the fund's predecessor John Hancock Trust ("JHT") portfolio, the All Cap Value Trust, as indicated in the notes to the table. All figures assume dividend reinvestment. Past performance does not indicate future results.

CLASS 1, TOTAL RETURNS

Best Quarter: Q4 `01, 18.09%
Worst Quarter: Q3 `02, -23.92%

INDEX (reflects no fees or taxes)

RUSSELL 3000 VALUE INDEX -- an unmanaged index that measures the performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values.

CLASS 1 CALENDAR YEAR TOTAL RETURNS

[BAR CHART]

 2002        2003        2004
-27.8%       38.4%       16.0%

The year-to-date return as of September 30, 2005 is ____%.

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12-31-04 (a)

                                         1 YEAR         SINCE INCEPTION
Class 1                                  15.96%              4.33%
Class 3 (b)                              15.96%              4.33%
Russell 3000 Value Index                 16.94%              6.37%

--------
(a) For periods prior to October __ , 2005, performance is based on the performance of the fund's predecessor JHT portfolio which commenced operations on April 30, 2001. The performance of Class 1 and Class 3 shares is based on the performance of Series I shares of the predecessor portfolio. Effective May 1, 1999, the predecessor JHT portfolio changed its subadviser. Performance reflects results prior to these changes.

(b) The Class 3 shares have higher expenses than the Series I shares of the predecessor portfolio. Performance would be lower if adjusted for these higher expenses.

[GRAPHIC]

MAIN RISKS

      - EQUITY SECURITIES RISK. Stock markets are volatile, and the price of equity securities such as common and preferred stocks (and their equivalents) will fluctuate. The value of equity securities purchased by the fund could decline if the financial condition of the companies in which the fund invests decline or if overall market and economic conditions deteriorate.

      - VALUE STOCK RISK. The fund's investments in value stocks carry the risk that the market will not recognize a security's intrinsic value for a long time or that a stock believed to be undervalued may actually be appropriately priced.

      - FOREIGN SECURITIES RISK. Foreign securities involve special risks, including potentially unfavorable currency exchange rates, limited government regulation (including less stringent investor protection and disclosure standards) and exposure to possible economic, political and social instability.

      - SMALL CAP STOCK RISK. The fund's investments in smaller companies may be subject to more erratic price movements than investments in larger, more established companies. Small cap companies may be developing or marketing new products or services for which markets are not yet and may never become established. While small, unseasoned companies may offer greater opportunities for capital growth than larger, more established companies, they also involve greater risks and should be considered speculative.

      - DERIVATIVES RISK. The fund's use of certain derivative instruments (such as options, futures and swaps) could produce disproportionate gains or losses. Derivatives are generally considered more risky than direct investments and, in a down market, could become harder to value or sell at a fair price.

[GRAPHIC]

YOUR EXPENSES

Operating expenses are paid from the fund's assets, and therefore are paid by shareholders indirectly.

ANNUAL OPERATING EXPENSES                                CLASS 1         CLASS 3
Management fee                                            0.83%           0.83%
Distribution and service (12b-1) fees                     0.05%           0.40%
Other expenses (a)                                        0.06%           0.06%(b)
Total fund operating expenses                             0.94%           1.29%(b)

------------
(a) Based on estimated amounts for the current fiscal year.

(b) The Adviser has contractually agreed to waive fees or reimburse Class 3 shares in an amount equal to the Expenses of Class 3 shares of the fund. If this waiver or reimbursement were not in effect, "Other expenses" and "Total fund operating expenses" would be 0.30% and 1.53%, respectively. This expense reimbursement shall continue in effect until November 1, 2006 and thereafter until terminated by the Advisor on notice to the Trust.

The hypothetical example below shows what your expenses would be if you invested $10,000 over the time periods indicated, assuming you reinvested all distributions and that the average annual return was 5%. The example is for comparison only, and does not represent the fund's actual expenses and returns, either past or future.

EXPENSE EXAMPLES                      YEAR 1        YEAR 3       YEAR 5       YEAR 10
Class 1                                $ 96          $300         $520        $1,155
Class 3                                $131*         $460         $812        $1,803

------------
* Reflects contractual expense reimbursement for Class 3 shares (one year only).

PORTFOLIO MANAGERS

Members of Lord Abbett's team of managers and analysts for the fund and its predecessor and the year each joined the fund team are:

Robert G. Morris  (1995)
Robert P. Fetch  (2003)
David G. Builder  (1999)
Daniel H. Frascarelli  (2003)
Howard Hansen  (1999)
Gerard S. E. Heffernan  (2003)

See page __ for subadviser information and management biographies.

FUND CODES

CLASS 1    Ticker
           CUSIP                 47803V606
           Newspaper
           SEC number
           JH II fund number

CLASS 3    Ticker
           CUSIP
           Newspaper
           SEC number
           JH II fund number

BLUE CHIP GROWTH FUND

SUBADVISER:  T. Rowe Price Associates, Inc. ("T. Rowe Price")

[GRAPHIC]

GOAL AND STRATEGY

The fund seeks to provide long-term growth of capital. Current income is a secondary objective. To pursue these goals, the fund invests at least 80% of its net assets in the common stocks of large and medium-sized blue chip growth companies. These are firms that, in T. Rowe Price's view, are well established in their industries and have the potential for above-average earnings growth.

In identifying blue chip companies, T. Rowe Price generally considers the following characteristics:

     Leading market positions. Blue chip companies often have leading market positions that are expected to be maintained or enhanced over time. Strong positions, particularly in growing industries, can give a company pricing flexibility as well as the potential for good unit sales. These factors, in turn, can lead to higher earnings growth and greater share price appreciation.

     Seasoned management teams. Seasoned management teams with a track record of providing superior financial results are important for a company's long-term growth prospects. T. Rowe Price analysts will evaluate the depth and breadth of a company's management experience.

     Strong financial fundamentals. Companies should demonstrate faster earnings growth than their competitors and the market in general; high profit margins relative to competitors; strong cash flow; a healthy balance sheet with relatively low debt; and a high return on equity with a comparatively low dividend payout ratio.

T. Rowe Price evaluates the growth prospects of companies and the industries in which they operate. T. Rowe Price seeks to identify companies with strong market franchises in industries that appear to be strategically poised for long-term growth. This investment approach reflects T. Rowe Price's belief that the combination of solid company fundamentals (with emphasis on the potential for above-average growth in earnings or operating cash flow) along with a positive industry outlook will ultimately reward investors with strong investment performance. Some of the companies T. Rowe Price targets will have good prospects for dividend growth.

Most of the assets of the fund are invested in U.S. common stocks. However, the fund may also purchase other types of securities, including, (i) U.S. and non-U.S. dollar denominated foreign securities (up to 20% of its total assets) including ADRs, (ii) convertible stocks, warrants and bonds, and (iii) futures and options. Investments in convertible securities, preferred stocks and debt securities are limited to 25% of total assets.

The fund may invest in debt securities of any type without regard to quality or rating. Such securities would be issued by companies which meet the investment criteria for the fund but may include non-investment grade debt securities (junk bonds). The fund will not purchase a non-investment-grade debt security if, immediately after such purchase, the fund would have more than 5% of its total assets invested in such securities.

The fund holds a certain portion of its assets in money market reserves which can consist of shares of the T. Rowe Price Reserve Investment Fund (or any other internal T. Rowe Price money market fund) as well as U.S. and foreign dollar-denominated money market securities, including repurchase agreements, in the two highest rating categories, maturing in one year or less.

The portfolio may sell securities for a variety of reasons such as to secure gains, limit losses or redeploy assets into more promising opportunities.

In pursuing its investment objective, the portfolio's management has the discretion to purchase some securities that do not meet its normal investment criteria, as described above, when it perceives an unusual opportunity for gain. These special situations might arise when the portfolio's management believes a security could increase in value for a variety of reasons including a change in management.

The fund is authorized to use all of the various investment strategies (including options, futures, currency and other derivatives transactions) referred to under "Hedging and Other Strategic Transactions" in the Statement of Additional Information.

In abnormal market conditions, the fund may temporarily invest extensively in cash and cash equivalents for defensive purposes. In taking these measures, the fund might not achieve its investment goal.

[GRAPHIC]

PAST PERFORMANCE

The graph shows how the fund's total return has varied from year to year, while the table shows performance of Class 1 and Class 3 shares over time (along with a broad-based market index for reference). This information may help provide an indication of the fund's risks. For periods prior to October __, 2005, the date on which the fund commenced operations, historical performance of the fund's shares is based on the performance of the shares of the fund's predecessor John Hancock Trust ("JHT") portfolio, the Blue Chip Growth Trust, as indicated in the notes to the table. All figures assume dividend reinvestment. Past performance does not indicate future results.

CLASS 1, TOTAL RETURNS

Best Quarter:  Q4 `98, 24.80%
Worst Quarter:  Q1 `01, -17.09%

INDEX (reflects no fees or taxes)

S&P 500 INDEX -- an unmanaged index comprised of 500 stocks chosen for market size, liquidity and industry group that is designed to reflect the risk/return characteristics of the universe of large-cap stocks.

CLASS 1 CALENDAR YEAR TOTAL RETURNS

[BAR CHART]

1995   1996     1997     1998    1999    2000      2001     2002    2003    2004
26.5%  25.9%    26.9%    28.5%   19.4%  -2.8%     -14.6%   -24.3%   29.2%   9.0%

The year-to-date return as of September 30, 2005 is ____%.

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12-31-04 (a)

                                                 1 YEAR         5 YEARS      10 YEARS
Class 1                                           9.03%         -2.40%        10.64%
Class 3 (b)                                       9.03%         -2.40%        10.64%
S&P 500 Index                                    10.87%         -2.30%        12.07%

-----------
(a) For periods prior to October __ , 2005, performance is based on the performance of the fund's predecessor JHT portfolio which commenced operations on December 11, 1992. The performance of Class 1 and Class 3 shares is based on the performance of Series I shares of the predecessor portfolio. Effective October 1, 1996, the predecessor JHT portfolio changed its subadviser. Performance reflects results prior to this changes.

(b) The Class 3 shares have higher expenses than the Series I shares of the predecessor portfolio. Performance would be lower if adjusted for these higher expenses.

[GRAPHIC]

MAIN RISKS

      - EQUITY SECURITIES RISK. Stock markets are volatile, and the price of equity securities such as common and preferred stocks (and their equivalents) will fluctuate. The value of equity securities purchased by the fund could decline if the financial condition of the companies in which the fund invests decline or if overall market and economic conditions deteriorate.

      - GROWTH STOCK RISK. Because growth securities typically do not make dividend payments to shareholders, investment returns are based on capital appreciation, making returns more dependent on market increases and decreases. Growth stocks may therefore be more volatile than non-growth stocks.

      - FOREIGN SECURITIES RISK. The fund may invest up to 20% of its assets in foreign securities. Foreign securities involve special risks, including potentially unfavorable currency exchange rates, limited government regulation (including less stringent investor protection and disclosure standards) and exposure to possible economic, political and social instability.

      - DERIVATIVES RISK. The fund's use of certain derivative instruments (such as options, futures and swaps) could produce disproportionate gains or losses. Derivatives are generally considered more risky than direct investments and, in a down market, could become harder to value or sell at a fair price.

      - FIXED-INCOME SECURITIES RISK. Fixed-income securities or bonds are subject to credit risk and interest rate risk. The credit rating of bonds in the fund's portfolio could be downgraded or the issuer of a bond could default on its obligations. In general, lower-rated fixed-income securities involve more credit risk. When interest rates rise, bond prices generally fall.

[GRAPHIC]

YOUR EXPENSES

Operating expenses are paid from the fund's assets, and therefore are paid by shareholders indirectly.

ANNUAL OPERATING EXPENSES                         CLASS 1         CLASS 3
Management fee(a)                                  0.81%          0.81%
Distribution and service (12b-1) fees              0.05%          0.40%
Other expenses (b)                                 0.04%          0.04%(b)
Total fund operating expenses                      0.90%          1.25%(b)

---------
(a) The Adviser has voluntarily agreed to waive a portion of its advisory fee for the Blue Chip Growth Fund, Equity-Income Fund, Health Sciences Fund, Science and Technology Fund, Small Company Value Fund and Spectrum Income Fund. The waiver is based on the combined assets of these funds and the following series of John Hancock Trust: the Blue Chip Growth Trust, Equity-Income Trust, Health Sciences Trust, Science and Technology Trust, Small Company Value Trust and Spectrum Income Trust. The percentage fee reduction, which applies to the advisory fee of each fund, is increased once these combined assets exceed specified amounts. If this waiver were reflected in the table, the advisory fee and the total fund operating expenses for the fund would be 0.78% and 0.87%, respectively. This voluntary waiver may be terminated at any time.

(b) Based on estimated amounts for the current fiscal year.

(c) The Adviser has contractually agreed to waive fees or reimburse Class 3 shares in an amount equal to the Expenses of Class 3 shares of the fund. If this waiver or reimbursement were not in effect, "Other expenses" and "Total fund operating expenses" would be 0.28% and 1.49%, respectively. This expense reimbursement shall continue in effect until November 1, 2006 and thereafter until terminated by the Advisor on notice to the Trust.

The hypothetical example below shows what your expenses would be if you invested $10,000 over the time periods indicated, assuming you reinvested all distributions and that the average annual return was 5%. The example is for comparison only, and does not represent the fund's actual expenses and returns, either past or future.

EXPENSE EXAMPLES           YEAR 1       YEAR 3       YEAR 5       YEAR 10
Class 1                     $ 92         $288         $500         $1,111
Class 3                     $127*        $447         $790         $1,759

-----------
* Reflects contractual expense reimbursement for Class 3 shares (one year only).

PORTFOLIO MANAGER

The T. Rowe Price portfolio manager for the fund and its predecessor and the year he joined the fund team are:

Larry J. Puglia, CFA (1996)

See page __ for subadviser information and management biographies.

FUND CODES

CLASS 1    Ticker
           CUSIP                 47803V804
           Newspaper
           SEC number
           JH II fund number

CLASS 3    Ticker
           CUSIP
           Newspaper
           SEC number
           JH II fund number

CAPITAL APPRECIATION FUND

SUBADVISER:  Jennison Associates LLC ("Jennison")

[GRAPHIC]

GOAL AND STRATEGY

The fund seeks long-term growth of capital. To pursue this goal, the fund invests at least 65% of its total assets in equity-related securities of companies that exceed $1 billion in market capitalization and that Jennison believes have above-average growth prospects. These companies are generally medium to large capitalization companies.

Jennison follows a highly disciplined investment selection and management process that seeks to identify companies that show superior absolute and relative earnings growth and also are attractively valued. Jennison looks for companies that experience some or all of the following: (i) above average revenue and earnings per share growth, (ii) strong market position, (iii) improving profitability and distinctive attributes such as unique marketing ability, (iv) strong research and development and productive new product flow and (v) financial strength. Such companies generally trade at high prices relative to their current earnings. Earnings predictability and confidence in earnings forecasts are important parts of the selection process.

Securities in which the fund invests have historically been more volatile than the S&P 500 Index. Also, companies that have an earnings growth rate higher than that of the average S&P 500 company tend to reinvest their earnings rather than distribute them. Therefore, the fund is not likely to receive significant dividend income on its portfolio securities.

In addition to common stocks, nonconvertible preferred stock and convertible securities, equity-related securities in which the fund invests include: (i) American Depository Receipts (ADRs); (ii) warrants and rights that can be exercised to obtain stock; (iii) investments in various types of business ventures, including partnerships and joint ventures; (iv) real estate investment trusts (REITs) and similar securities.

The fund may invest up to 35% of its total assets in equity-related securities of companies that are undergoing changes in management or product or changes in marketing dynamics that have not yet been reflected in reported earnings (but are expected to affect earnings in the intermediate term). These securities often are not widely known and favorably valued.

In addition to the principal strategies discussed above, the fund may also use the following investment strategies to attempt to increase the portfolio's return or protect its assets if market conditions warrant:

- The fund may make short sales of a security including short sales "against the box" and it may invest in repurchase agreements.

- The fund may invest up to 20% of its total asset in foreign equity securities. For purposes of this 20% limit, ADRs and other similar receipts or shares are not considered to be foreign securities.

- The fund may invest in U.S. government securities issued or guaranteed by the U.S. government or by an agency or instrumentality of the U.S. government.

- The fund may invest in mortgage-related securities issued or guaranteed by U.S. governmental entities, including collateralized mortgage obligations, multi-class pass through securities and stripped mortgage backed securities.

- The fund may invest in fixed-income securities rated investment-grade (Baa or higher by Moody's Investor Service, Inc. or BBB or higher by Standard & Poor's Ratings Group or the equivalent rating by another rating service). These include corporate debt and other debt obligations of U.S. and foreign issuers. The fund may invest in obligations that are not rated, but that the Jennison believes are of comparable quality to these obligations.

Jennison considers selling or reducing a stock position when, in its opinion, the stock has experienced a fundamental disappointment in earnings, it has reached an intermediate price objective and its outlook no longer seems sufficiently promising, a relatively more attractive stock emerges or the stock has experienced adverse price movement.

The fund is authorized to use all of the various investment strategies (including options, futures, currency and other derivatives transactions) referred to under "Hedging and Other Strategic Transactions" in the Statement of Additional Information.

In abnormal market conditions, the fund may temporarily invest extensively in cash and cash equivalents for defensive purposes. In taking these measures, the fund might not achieve its investment goal.

[GRAPHIC]

PAST PERFORMANCE

The graph shows how the fund's total return has varied from year to year, while the table shows performance of Class 1 and Class 3 shares over time (along with a broad-based market index for reference). This information may help provide an indication of the fund's risks. For periods prior to October __, 2005, the date on which the fund commenced operations, historical performance of the fund's shares is based on the performance of the shares of the fund's predecessor John Hancock Trust ("JHT") portfolio, the Capital Appreciation Trust, as indicated in the notes to the table. All figures assume dividend reinvestment. Past performance does not indicate future results.

CLASS 1, TOTAL RETURNS

Best Quarter: Q4 `01, 16.38%
Worst Quarter: Q3 `01, -19.64%

INDEX (reflect no fees or taxes)

RUSSELL 1000 GROWTH INDEX -- an unmanaged index that measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values

CLASS 1 CALENDAR YEAR TOTAL RETURNS

[BAR CHART]

2001         2002        2003        2004
-18.4%      -30.6%       29.5%       9.3%

The year-to-date return as of September 30, 2005 is ____%.

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12-31-04 (a)

                                                 1 YEAR         SINCE INCEPTION
Class 1                                           9.33%              -8.11%
Class 3 (b)                                       9.33%              -8.11%
Russell 1000 Growth Index                         6.30%              -9.71%

---------
(a) For periods prior to October __ , 2005, performance is based on the performance of the fund's predecessor JHT portfolio which commenced operations on November 1, 2000. The performance of Class 1 and Class 3 shares is based on the performance of Series I shares of the predecessor portfolio.

(b) The Class 3 shares have higher expenses than the Series I shares of the predecessor portfolio. Performance would be lower if adjusted for these higher expenses.

[GRAPHIC]

MAIN RISKS

      - EQUITY SECURITIES RISK. Stock markets are volatile, and the price of equity securities such as common and preferred stocks (and their equivalents) will fluctuate. The value of equity securities purchased by the fund could decline if the financial condition of the companies in which the fund invests decline or if overall market and economic conditions deteriorate.

      - FOREIGN SECURITIES RISK. Foreign securities involve special risks, including potentially unfavorable currency exchange rates, limited government regulation (including less stringent investor protection and disclosure standards) and exposure to possible economic, political and social instability.

      - DERIVATIVES RISK. The fund's use of certain derivative instruments (such as options, futures and swaps) could produce disproportionate gains or losses. Derivatives are generally considered more risky than direct investments and, in a down market, could become harder to value or sell at a fair price.

      - FIXED-INCOME SECURITIES RISK. Fixed-income securities or bonds are subject to credit risk and interest rate risk. The credit rating of bonds in the fund's portfolio could be downgraded or the issuer of a bond could default on its obligations. In general, lower-rated fixed-income securities involve more credit risk. When interest rates rise, bond prices generally fall.

      - PREPAYMENT/CALL RISK. The fund's share price or yield could be hurt if interest rate movements cause the fund's callable securities and mortgage related securities or other fixed income securities to be paid off substantially earlier than expected.

[GRAPHIC]

YOUR EXPENSES

Operating expenses are paid from the fund's assets, and therefore are paid by shareholders indirectly.

ANNUAL OPERATING EXPENSES                         CLASS 1         CLASS 3
Management fee                                     0.83%           0.83%
Distribution and service (12b-1) fees              0.05%           0.40%
Other expenses (a)                                 0.07%           0.07%(b)
Total fund operating expenses                      0.95%           1.30%(b)

-----------
(a) Based on estimated amounts for the current fiscal year.

(b) The Adviser has contractually agreed to waive fees or reimburse Class 3 shares in an amount equal to the Expenses of Class 3 shares of the fund. If this waiver or reimbursement were not in effect, "Other expenses" and "Total fund operating expenses" would be 0.31% and 1.54%, respectively. This expense reimbursement shall continue in effect until November 1, 2006 and thereafter until terminated by the Advisor on notice to the Trust.

The hypothetical example below shows what your expenses would be if you invested $10,000 over the time periods indicated, assuming you reinvested all distributions and that the average annual return was 5%. The example is for comparison only, and does not represent the fund's actual expenses and returns, either past or future.

EXPENSE EXAMPLES               YEAR 1          YEAR 3        YEAR 5       YEAR 10
Class 1                         $ 97            $302          $524        $1,164
Class 3                         $132*           $463          $817        $1,814

-----------
* Reflects contractual expense reimbursement for Class 3 shares (one year only).

PORTFOLIO MANAGERS

The Jennison portfolio managers for the fund and its predecessor and the year each joined the fund team are:

Michael A. Del Balso (2000)
Spiros Segalas (2000)

Kathleen A. McCarragher (2000)

See page __ for subadviser information and management biographies.

FUND CODES

CLASS 1    Ticker
           CUSIP                 47803V879
           Newspaper
           SEC number
           JH II fund number

CLASS 3    Ticker
           CUSIP
           Newspaper
           SEC number
           JH II fund number

CLASSIC VALUE FUND

SUBADVISER: Pzena Investment Management, LLC. ("Pzena")

[GRAPHIC]

GOAL AND STRATEGY

The fund seeks long-term growth of capital. To pursue this goal, the fund invests, under normal market conditions, at least 80% of its net assets in domestic equity securities. The fund may invest in securities of foreign issuers, but will generally limit such investments to American Depositary Receipts (ADRs) and foreign securities listed and traded on a U.S. Exchange or the NASDAQ market.

In managing the portfolio, Pzena seeks to identify companies that it believes are currently undervalued relative to the market, based on estimated future earnings and cash flow. These companies generally have market values at valuation ratios, such as price-to-book, below market average, as defined by the S&P 500 Index.

In choosing individual securities, Pzena screens a universe of the 500 largest U.S. listed companies to construct a portfolio of approximately 30 to 40 stocks that Pzena believes generally have the following characteristics:

-     cheap on the basis of current price to estimated normal level of earnings;

-     current earnings below normal levels;

-     a sound plan to restore earnings to normal; and

-     a sustainable business advantage.

Using fundamental research and a proprietary computer model, Pzena ranks these companies from the cheapest to the most expensive on the basis of current share price to Pzena's estimate of normal long-term earnings power. The subadviser then focuses its research efforts on companies in the most undervalued 20% of the universe. After performing rigorous in-depth analysis that typically culminates in discussions with senior company management, Pzena refines its earnings model and makes its final investment decision.

Before investing, Pzena considers the value of an entire business relative to its price. Pzena views itself as a long-term business investor, rather than a stock buyer. This systematic process is intended to ensure that the fund's investments avoid the emotional inputs that can lead to overvalued securities.

Pzena approaches sell decisions from the same disciplined framework. The subadviser automatically sells a security when it reaches fair value (i.e., the price fairly reflects the normal earnings power and the stock falls to the mid point in Pzena's ranking system. Pzena also will generally sells a security when there are more attractive opportunities or there is a change in company fundamentals.

Pzena seeks to maintain a fully invested portfolio (generally at least 90% invested), but does not try to make investment decisions based on short-term trends in the stock market. Therefore, if attractively priced stocks cannot be found, the fund's cash levels will increase. To the extent the portfolio's cash levels increase, its ability to achieve its investment objective will be limited.

The fund is authorized to use all of the various investment strategies (including options, futures, currency and other derivatives transactions) referred to under "Hedging and Other Strategic Transactions" in the Statement of Additional Information.

In abnormal market conditions, the fund may temporarily invest extensively in cash and cash equivalents for defensive purposes. In taking these measures, the fund might not achieve its investment goal.

[GRAPHIC]

PAST PERFORMANCE

For periods prior to October __, 2005, the date on which the fund commenced operations, historical performance of the fund's shares is based on the performance of the shares of the fund's predecessor John Hancock Trust ("JHT") portfolio, the Classic Value Trust. Performance information is not provided for the fund since its predecessor JHT portfolio commenced operations in May 2004 and has not yet completed a full calendar year of operations. Generally, performance may be expected to vary from year to year. Past performance, when presented, does not indicate future results.

[GRAPHIC]

MAIN RISKS

      - EQUITY SECURITIES RISK. Stock markets are volatile, and the price of equity securities such as common and preferred stocks (and their equivalents) will fluctuate. The value of equity securities purchased by the fund could decline if the financial condition of the companies in which the fund invests decline or if overall market and economic conditions deteriorate.

      - INVESTMENT CATEGORY RISK. The fund's strategy of investing in large-cap stocks carries the risk that in certain markets large-cap stocks will underperform small-cap or mid-cap stocks.

      - VALUE STOCK RISK. The fund's investments in value stocks carry the risk that the market will not recognize a security's intrinsic value for a long time or that a stock believed to be undervalued may actually be appropriately priced.

      - FOREIGN SECURITIES RISK. Foreign securities involve special risks, including potentially unfavorable currency exchange rates, limited government regulation (including less stringent investor protection and disclosure standards) and exposure to possible economic, political and social instability.

      - DERIVATIVES RISK. The fund's use of certain derivative instruments (such as options, futures and swaps) could produce disproportionate gains or losses. Derivatives are generally considered more risky than direct investments and, in a down market, could become harder to value or sell at a fair price.

      - NON-DIVERSIFICATION RISK. The fund is non-diversified and may invest a high percentage of its assets in the securities of a small number of companies. This may result in more volatile performance relative to more diversified funds. The less diversified a fund's holdings are, the more a specific stock's poor performance is likely to affect its performance.

[GRAPHIC]

YOUR EXPENSES

Operating expenses are paid from the fund's assets, and therefore are paid by shareholders indirectly.

ANNUAL OPERATING EXPENSES                                 CLASS 1         CLASS 3
Management fee                                             0.80%           0.80%
Distribution and service (12b-1) fees                      0.05%           0.40%
Other expenses (a)                                         0.43%           0.43(b)
Total fund operating expenses                              1.28%           1.63%(b)

------------
(a) Based on estimated amounts for the current fiscal year.

(b) The Adviser has contractually agreed to waive fees or reimburse Class 3 shares in an amount equal to the Expenses of Class 3 shares of the fund. If this waiver or reimbursement were not in effect, "Other expenses" and "Total fund operating expenses" would be 0.67% and 1.87%, respectively. This expense reimbursement shall continue in effect until November 1, 2006 and thereafter until terminated by the Advisor on notice to the Trust.

The hypothetical example below shows what your expenses would be if you invested $10,000 over the time periods indicated, assuming you reinvested all distributions and that the average annual return was 5%. The example is for comparison only, and does not represent the fund's actual expenses and returns, either past or future.

EXPENSE EXAMPLES              YEAR 1          YEAR 3        YEAR 5       YEAR 10
Class 1                        $130            $406          $702        $1,544
Class 3                        $166*           $565          $989        $2,171

--------
* Reflects contractual expense reimbursement for Class 3 shares (one year only).

PORTFOLIO MANAGERS

The members of Pzena's team of managers and analysts for the fund and its predecessor and the year each joined the fund team are:

Richard S. Pzena (May 2004)
John P. Goetz (May 2004)
A. Rama Krishna (May 2004)

See page __ for subadviser information and management biographies.

FUND CODES

CLASS 1     Ticker
            CUSIP
            Newspaper
            SEC number
            JH II fund number

CLASS 3     Ticker
            CUSIP
            Newspaper
            SEC number
            JH II fund number

CORE EQUITY FUND

SUBADVISER: Legg Mason Funds Management, Inc. ("Legg Mason")

[GRAPHIC]

GOAL AND STRATEGY

The fund seeks long-term capital growth. To pursue this goal, the fund invests, under normal market conditions, primarily in equity securities that, in the subadviser's opinion, offer the potential for capital growth.

The subadviser seeks to purchase securities at large discounts to the subadviser's assessment of their intrinsic value. Intrinsic value, according to the subadviser, is the value of the company measured, to different extents depending on the type of company, on factors such as, but not limited to, the discounted value of its projected future free cash flows, the company's ability to earn returns on capital in excess of its cost of capital, private market values of similar companies and the costs to replicate the business. Qualitative factors, such as an assessment of the company's products, competitive positioning, strategy, industry economics and dynamics, regulatory frameworks and more, may also be considered. Securities may be undervalued due to, among other things, uncertainty arising from the limited availability of accurate information, economic growth and change, changes in competitive conditions, technological change, investor overreaction to negative news or events, and changes in government policy or geopolitical dynamics. The subadviser takes a long-term approach to investing, generally characterized by long holding periods and annual portfolio turnover of less than 50%. The fund generally invests in companies with market capitalizations greater than $5 billion, but may invest in companies of any size.

The subadviser may decide to sell securities given a variety of circumstances, such as when a security no longer appears to the subadviser to offer the potential for long-term growth of capital, when an investment opportunity arises that the subadviser believes is more compelling, or to realize gains or limit potential losses.

The fund may also invest in debt securities of companies having one or more of the above characteristics. The portfolio may invest up to 25% of its total assets in long-term debt securities and up to 10% in debt securities rated below investment grade, commonly known as "junk bonds."

The fund is authorized to use all of the various investment strategies (including options, futures, currency and other derivatives transactions) referred to under "Hedging and Other Strategic Transactions" in the Statement of Additional Information.

In abnormal market conditions, the fund may temporarily invest extensively in cash and cash equivalents for defensive purposes. In taking these measures, the fund might not achieve its investment goal.

[GRAPHIC]

PAST PERFORMANCE

For periods prior to October 31, 2005, the date on which the fund commenced operations, historical performance of the fund's shares is based on the performance of the shares of the fund's predecessor John Hancock Trust ("JHT") portfolio, the Core Equity Trust. Performance information is not provided for the fund since its predecessor JHT portfolio commenced operations in May 2004 and has not yet completed a full calendar year of operations. Generally, performance may be expected to vary from year to year. Past performance, when presented, does not indicate future results.

[GRAPHIC]

MAIN RISKS

      - EQUITY SECURITIES RISK. Stock markets are volatile, and the price of equity securities such as common and preferred stocks (and their equivalents) will fluctuate. The value of equity securities purchased by the fund could decline if the financial condition of the companies in which the fund invests decline or if overall market and economic conditions deteriorate.

      - NON-DIVERSIFICATION RISK. The fund is non-diversified and may invest a high percentage of its assets in the securities of a small number of companies. This may result in more volatile performance relative to more diversified funds. The less diversified a fund's holdings are, the more a specific stock's poor performance is likely to affect its performance.

      - VALUE STOCK RISK. The fund's investments in value stocks carry the risk that the market will not recognize a security's intrinsic value for a long time or that a stock believed to be undervalued may actually be appropriately priced.

      - DERIVATIVES RISK. The fund's use of certain derivative instruments (such as options, futures and swaps) could produce disproportionate gains or losses. Derivatives are generally considered more risky than direct investments and, in a down market, could become harder to value or sell at a fair price.

      - FIXED-INCOME SECURITIES RISK. Fixed-income securities or bonds are subject to credit risk and interest rate risk. The credit rating of bonds in the fund's portfolio could be downgraded or the issuer of a bond could default on its obligations. In general, lower-rated fixed-income securities involve more credit risk. When interest rates rise, bond prices generally fall.

[GRAPHIC]

YOUR EXPENSES

Operating expenses are paid from the fund's assets, and therefore are paid by shareholders indirectly.

ANNUAL OPERATING EXPENSES                          CLASS 1         CLASS 3
Management fee                                      0.79%           0.79%
Distribution and service (12b-1) fees               0.05%           0.40%
Other expenses (a)                                  0.05%           0.05%(b)
Total fund operating expenses                       0.89%           1.24%(b)

-----------
(a) Based on estimated amounts for the current fiscal year.

(b) The Adviser has contractually agreed to waive fees or reimburse Class 3 shares in an amount equal to the Expenses of Class 3 shares of the fund. If this waiver or reimbursement were not in effect, "Other expenses" and "Total fund operating expenses" would be 0.29% and 1.48%, respectively. This expense reimbursement shall continue in effect until November 1, 2006 and thereafter until terminated by the Advisor on notice to the Trust.

The hypothetical example below shows what your expenses would be if you invested $10,000 over the time periods indicated, assuming you reinvested all distributions and that the average annual return was 5%. The example is for comparison only, and does not represent the fund's actual expenses and returns, either past or future.

EXPENSE EXAMPLES                   YEAR 1        YEAR 3        YEAR 5        YEAR 10
Class 1                             $ 91          $284          $494          $1,098
Class 3                             $126*         $444          $785          $1,748

---------
* Reflects contractual expense reimbursement for Class 3 shares (one year only).

PORTFOLIO MANAGER

The Legg Mason portfolio manager for the fund and its predecessor and the year she joined the fund team are:

Mary Chris Gay (May 2004)

See page __ for subadviser information and management biographies.

FUND CODES

CLASS 1    Ticker
           CUSIP                 47803V853
           Newspaper
           SEC number
           JH II fund number

CLASS 3    Ticker
           CUSIP
           Newspaper
           SEC number
           JH II fund number

EQUITY-INCOME FUND

SUBADVISER: T. Rowe Price Associates, Inc. ("T. Rowe Price")

[GRAPHIC]

GOAL AND STRATEGY

The fund seeks to provide substantial dividend income and also long-term capital appreciation. To pursue these goals, the fund invests, under normal circumstances, at least 80% of its total assets in equity securities, with 65% in common stocks of well-established companies paying above-average dividends.
T. Rowe Price believes that income can contribute significantly to total return over time and expects the fund's yield to exceed that of the S&P 500 Index. Dividends can also help reduce the portfolio's volatility during periods of market turbulence and help offset losses when stock prices are falling.

The fund employs a "value" approach and invests in stocks and other securities that appear to be temporarily undervalued by various measures and may be temporarily out of favor, but have good prospects for capital appreciation and dividend growth. Value investors seek to buy a stock (or other security) when its price is low in relation to what they believe to be its real worth or future prospects. By identifying companies whose stocks are currently out of favor, value investors hope to realize significant appreciation as other investors recognize a stock's intrinsic value. Finding undervalued stocks requires considerable research to identify the particular stocks, to analyze each company's underlying financial condition and prospects, and to assess the likelihood that a stock's underlying value will be recognized by the market and reflected in its price.

The fund will generally consider companies with the following characteristics:

      -     established operating histories;

      -     above-average dividend yield relative to the S&P 500 Index;

      -     low price/earnings ratios relative to the S&P 500 Index;

      -     sound balance sheets and other financial characteristics; and

      - low stock price relative to a company's underlying value, as measured by assets, cash flow or business franchises.

The fund may also purchase other types of securities in keeping with its objective, including U.S. and non-U.S. dollar denominated foreign securities including ADRs (up to 25% of total assets); preferred stocks; convertible stocks, bonds, and warrants; and futures and options.

The fund may invest in fixed-income securities without regard to quality or rating, including up to 10% in non-investment grade fixed income securities (commonly known as "junk bonds").

The fund holds a certain portion of its assets in money market reserves which can consist of shares of the T. Rowe Price Reserve Investment Fund (or any other internal T. Rowe Price money market fund) as well as U.S. and foreign dollar-denominated money market securities, including repurchase agreements, in the two highest rating categories, maturing in one year or less.

The fund may sell securities for a variety of reasons such as to secure gains, limit losses or redeploy assets into more promising opportunities.

The fund may invest up to 10% of its total assets in hybrid instruments. Hybrid instruments are a type of high-risk derivative which can combine the characteristics of securities, futures and options. Such securities may bear interest or pay dividends at below market (or even relatively nominal) rates. The Statement of Additional Information contains more complete description of such instruments and the risks associated therewith.

In pursuing its investment objective, the portfolio's management has the discretion to purchase some securities that do not meet its normal investment criteria, as described above, when it perceives an unusual opportunity for gain. These special situations might arise when the portfolio's management believes a security could increase in value for a variety of reasons including a change in management, an extraordinary corporate event, or a temporary imbalance in the supply of or demand for the securities.

The fund is authorized to use all of the various investment strategies (including options, futures, currency and other derivatives transactions) referred to under "Hedging and Other Strategic Transactions" in the Statement of Additional Information.

In abnormal market conditions, the fund may temporarily invest extensively in cash and cash equivalents for defensive purposes. In taking these measures, the fund might not achieve its investment goal. for defensive purposes. In taking these measures, the fund might not achieve its investment goal.

[GRAPHIC]

PAST PERFORMANCE

The graph shows how the fund's total return has varied from year to year, while the table shows performance of Class 1 and Class 3 shares over time (along with a broad-based market index for reference). This information may help provide an indication of the fund's risks. For periods prior to October __, 2005, the date on which the fund commenced operations, historical performance of the fund's shares is based on the performance of the shares of the fund's predecessor John Hancock Trust ("JHT") portfolio, the Equity-Income Trust, as indicated in the notes to the table. All figures assume dividend reinvestment. Past performance does not indicate future results.

CLASS 1, TOTAL RETURNS

Best Quarter:  Q2 `03, 16.68%
Worst Quarter:  Q3 ;02, -17.40%

INDEX (reflects no fees or taxes)

RUSSELL 1000 VALUE INDEX -- an unmanaged index that measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.

CLASS 1 CALENDAR YEAR TOTAL RETURNS

[BAR CHART]

1995        1996       1997       1998       1999       2000       2001        2002       2003       2004
23.7%       19.9%      29.7%      9.2%       3.4%       13.0%       1.3%       -13.3%     25.6%      14.8%

The year-to-date return as of September 30, 2005 is ____%.

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12-31-04 (a)

                                                  1 YEAR        5 YEARS      10 YEARS
Class 1                                           14.81%         7.43%        12.00%
Class 3(b)                                        14.81%         7.43%        12.00%
Russell 1000 Value Index                          16.49%         5.27%        13.82%

-------
(a) For periods prior to October __ , 2005, performance is based on the performance of the fund's predecessor JHT portfolio which commenced operations on February 19, 1993. The performance of Class 1 and Class 3 shares is based on the performance of Series I shares of the predecessor portfolio. Effective October 1, 1996, the predecessor JHT portfolio changed its subadviser. Performance reflects results prior to these changes.

(b) The Class 3 shares have higher expenses than the Series I shares of the predecessor portfolio. Performance would be lower if adjusted for these higher expenses.

[GRAPHIC]

MAIN RISKS

      - EQUITY SECURITIES RISK. Stock markets are volatile, and the price of equity securities such as common and preferred stocks (and their equivalents) will fluctuate. The value of equity securities purchased by the fund could decline if the financial condition of the companies in which the fund invests decline or if overall market and economic conditions deteriorate.

      - INVESTMENT CATEGORY RISK. The fund's strategy of investing in large cap stocks carries the risk that in certain markets large cap stocks will underperform small cap or mid cap stocks.

      - VALUE STOCK RISK. The fund's investments in value stocks carry the risk that the market will not recognize a security's intrinsic value for a long time or that a stock believed to be undervalued may actually be appropriately priced.

      - FIXED-INCOME SECURITIES RISK. Fixed-income securities or bonds are subject to credit risk and interest rate risk. The credit rating of bonds in the fund's portfolio could be downgraded or the issuer of a bond could default on its obligations. In general, lower-rated fixed-income securities involve more credit risk. When interest rates rise, bond prices generally fall.

      - FOREIGN SECURITIES RISK. The portfolio may invest up to 25% of its assets in foreign securities. Foreign securities involve special risks, including potentially unfavorable currency exchange rates, limited government regulation (including less stringent investor protection and disclosure standards) and exposure to possible economic, political and social instability. Since the portfolio will only invest up to 25% of its assets in foreign securities, the risks associated with foreign securities will not affect the portfolio as much as a portfolio that invests more of its assets in foreign securities.

      - DERIVATIVES RISK. The fund's use of certain derivative instruments (such as options, futures and swaps) could produce disproportionate gains or losses. Derivatives are generally considered more risky than direct investments and, in a down market, could become harder to value or sell at a fair price.

[GRAPHIC]

YOUR EXPENSES

Operating expenses are paid from the fund's assets, and therefore are paid by shareholders indirectly.

ANNUAL OPERATING EXPENSES                         CLASS 1        CLASS 3
Management fee(a)                                  0.81%          0.81%
Distribution and service (12b-1) fees              0.05%          0.40%
Other expenses (b)                                 0.04%          0.04%(c)
Total fund operating expenses                      0.90%          1.25%(c)

---------
(a) The Adviser has voluntarily agreed to waive a portion of its advisory fee for the Blue Chip Growth Fund, Equity-Income Fund, Health Sciences Fund, Science and Technology Fund, Small Company Value Fund and Spectrum Income Fund. The waiver is based on the combined assets of these funds and the following series of John Hancock Trust: the Blue Chip Growth Trust, Equity-Income Trust, Health Sciences Trust, Science and Technology Trust, Small Company Value Trust and Spectrum Income Trust. The percentage fee reduction, which applies to the advisory fee of each fund, is increased once these combined assets exceed specified amounts. If this waiver were reflected in the table, the advisory fee and the total fund operating expenses for the fund would be 0.78% and 0.87%, respectively. This voluntary waiver may be terminated at any time.

(b) Based on estimated amounts for the current fiscal year.

(c) The Adviser has contractually agreed to waive fees or reimburse Class 3 shares in an amount equal to the Expenses of Class 3 shares of the fund. If this waiver or reimbursement were not in effect, "Other expenses" and "Total fund operating expenses" would be 0.28% and 1.49%, respectively. This expense reimbursement shall continue in effect until November 1, 2006 and thereafter until terminated by the Advisor on notice to the Trust.

The hypothetical example below shows what your expenses would be if you invested $10,000 over the time periods indicated, assuming you reinvested all distributions and that the average annual return was 5%. The example is for comparison only, and does not represent the fund's actual expenses and returns, either past or future.

EXPENSE EXAMPLES                   YEAR 1         YEAR 3       YEAR 5       YEAR 10
Class 1                             $ 92           $288         $500        $1,112
Class 3                             $127*          $447         $790        $1,759

---------
* Reflects contractual expense reimbursement for Class 3 shares (one year only).

PORTFOLIO MANAGER

The chair of T. Rowe Price's investment advisory committee for the fund and its predecessor and the year he joined the fund team are:

Brian C. Rogers, CFA (1996)

See page __ for subadviser information and management biographies.

FUND CODES

CLASS 1     Ticker
            CUSIP                 47803V788
            Newspaper
            SEC number
            JH II fund number

CLASS 3     Ticker
            CUSIP
            Newspaper
            SEC number
            JH II fund number

FUNDAMENTAL VALUE FUND

SUBADVISER: Davis Selected Advisers, L.P. ("Davis")

[GRAPHIC]

GOAL AND STRATEGY

The fund seeks growth of capital. To pursue this goal, the fund invests, under normal market conditions, primarily in common stocks of U.S. companies with market capitalizations of at least $10 billion. The fund may also invest in companies with smaller capitalizations.

Davis uses the Davis investment philosophy in managing the fund's portfolio. The Davis investment philosophy stresses a back-to-basics approach, using extensive research to select common stocks of quality overlooked growth companies at value prices and holding such securities for the long-term. Davis looks for companies with sustainable growth rates selling at modest price-earnings multiples that it believes will expand as other investors recognize the company's true worth. Davis believes that if a sustainable growth rate is combined with a gradually expanding multiple, these rates compound and can generate above-average returns. Davis searches for companies possessing several of the following characteristics that it believes foster sustainable long-term growth, minimize risk and enhance the potential for superior long-term returns:

      -     First-class management

      -     Management ownership

      -     Strong returns on capital

      -     Lean expense structure

      -     Dominant or growing market share in a growing market

      -     Proven record as an acquirer

      -     Strong balance sheet

      -     Competitive products or services

      -     Successful international operations

      -     Innovation

The fund may also invest to a limited extent, in foreign securities and fixed income securities.

The fund is authorized to use all of the various investment strategies (including options, futures, currency and other derivatives transactions) referred to under "Hedging and Other Strategic Transactions" in the Statement of Additional Information.

In abnormal market conditions, the fund may temporarily invest extensively in cash and cash equivalents for defensive purposes. In taking these measures, the fund might not achieve its investment goal.

[GRAPHIC]

PAST PERFORMANCE

The graph shows how the fund's total return has varied from year to year, while the table shows performance of Class 1 and Class 3 shares over time (along with a broad-based market index for reference). This information may help provide an indication of the fund's risks. For periods prior to October __, 2005, the date on which the fund commenced operations, historical performance of the fund's shares is based on the performance of the shares of the fund's predecessor John Hancock Trust ("JHT") portfolio, the Fundamental Value Trust, as indicated in the notes to the table. All figures assume dividend reinvestment. Past performance does not indicate future results.

CLASS 1, TOTAL RETURNS

Best Quarter:  Q2 `03, 17.39%
Worst Quarter:  Q3 `01, -13.77%

INDEX (reflects no fees or taxes)

S&P 500 INDEX -- an unmanaged index comprised of 500 stocks chosen for market size, liquidity and industry group that is designed to reflect the risk/return characteristics of the universe of large-cap stocks.

CLASS 1 CALENDAR YEAR TOTAL RETURNS

[BAR CHART]

2002          2003        2004
-16.2%        29.8%       11.8%

The year-to-date return as of September 30, 2005 is ____%.

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12-31-04 (a)

                               1 YEAR        SINCE INCEPTION
Class 1                        11.80%             3.67%
Class 3 (b)                    11.80%             3.67%
S&P 500 Index                  10.87%             0.84%

---------
(a) For periods prior to October __ , 2005, performance is based on the performance of the fund's predecessor JHT portfolio which commenced operations on April 30, 2005. The performance of Class 1 and Class 3 shares is based on the performance of Series I shares of the predecessor portfolio.

(b) The Class 3 shares have higher expenses than the Series I shares of the predecessor portfolio. Performance would be lower if adjusted for these higher expenses.

[GRAPHIC]

MAIN RISKS

      - EQUITY SECURITIES RISK. Stock markets are volatile, and the price of equity securities such as common and preferred stocks (and their equivalents) will fluctuate. The value of equity securities purchased by the fund could decline if the financial condition of the companies in which the fund invests decline or if overall market and economic conditions deteriorate.

      - INVESTMENT CATEGORY RISK. The fund's strategy of investing in large cap stocks carries the risk that in certain markets large cap stocks will underperform small cap or mid cap stocks.

      - SECTOR RISK. The fund may invest in securities of companies in the financial services industry. Companies in this sector may be subject to additional risks such as increased competition within the sector or changes in legislation or government regulations affecting the sector.

      - VALUE STOCK RISK. The fund's investments in value stocks carry the risk that the market will not recognize a security's intrinsic value for a long time or that a stock believed to be undervalued may actually be appropriately priced.

      - FOREIGN SECURITIES RISK. Foreign securities involve special risks, including potentially unfavorable currency exchange rates, limited government regulation (including less stringent investor protection and disclosure standards) and exposure to possible economic, political and social instability.

      - DERIVATIVES RISK. The fund's use of certain derivative instruments (such as options, futures and swaps) could produce disproportionate gains or losses. Derivatives are generally considered more risky than direct investments and, in a down market, could become harder to value or sell at a fair price.

      - FIXED-INCOME SECURITIES RISK. Fixed-income securities or bonds are subject to credit risk and interest rate risk. The credit rating of bonds in the fund's portfolio could be downgraded or the issuer of a bond could default on its obligations. In general, lower-rated fixed-income securities involve more credit risk. When interest rates rise, bond prices generally fall.

[GRAPHIC]

YOUR EXPENSES

Operating expenses are paid from the fund's assets, and therefore are paid by shareholders indirectly.

ANNUAL OPERATING EXPENSES                          CLASS 1        CLASS 3
Management fee                                      0.77%          0.77%
Distribution and service (12b-1) fees               0.05%          0.40%
Other expenses (a)                                  0.05%          0.05% (b)
Total fund operating expenses                       0.87%          1.22% (b)

---------
(a) Based on estimated amounts for the current fiscal year.

(b) The Adviser has contractually agreed to waive fees or reimburse Class 3 shares in an amount equal to the Expenses of Class 3 shares of the fund. If this waiver or reimbursement were not in effect, "Other expenses" and "Total fund operating expenses" would be 0.29% and 1.46%, respectively. This expense reimbursement shall continue in effect until November 1, 2006 and thereafter until terminated by the Advisor on notice to the Trust.

The hypothetical example below shows what your expenses would be if you invested $10,000 over the time periods indicated, assuming you reinvested all distributions and that the average annual return was 5%. The example is for comparison only, and does not represent the fund's actual expenses and returns, either past or future.

EXPENSE EXAMPLES          YEAR 1          YEAR 3        YEAR 5       YEAR 10
Class 1                    $ 89            $277          $482        $1,072
Class 3                    $124*           $438          $775        $1,726

-----------
* Reflects contractual expense reimbursement for Class 3 shares (one year only).

PORTFOLIO MANAGERS

The Davis portfolio managers for the fund and its predecessor and the year each joined the fund team are:

Christopher C. Davis (2001)
Kenneth Charles Feinberg (2001)

See page __ for subadviser information and management biographies.

FUND CODES

CLASS 1    Ticker
           CUSIP                 47803V762
           Newspaper
           SEC number
           JH II fund number

CLASS 3    Ticker
           CUSIP
           Newspaper
           SEC number
           JH II fund number

GROWTH & INCOME FUND

SUBADVISER: Grantham, Mayo, Van Otterloo & Co. LLC ("GMO")

[GRAPHIC]

GOAL AND STRATEGY

The fund seeks to achieve high total return by outperforming its benchmark, currently the S&P 500 Index, an index of large capitalization U.S. stocks, independently maintained and published by Standard & Poor's.

To pursue this goal, the fund typically makes equity investments in U.S. companies with larger capitalizations to gain broad exposure to the U.S. equity market. The subadviser defines "larger capitalizations" as capitalizations similar to the capitalizations of companies that issue stocks included in the S&P 500 Index. Under normal circumstances, the fund invests at least 80% of its assets in investments tied economically to the U.S.

The subadviser uses proprietary research and quantitative models to seek out stocks it believes are undervalued or have improving fundamentals. Generally, these stocks trade at prices below what the subadviser believes to be their fundamental value. The subadviser also uses proprietary techniques to adjust the portfolio for factors such as stock selection discipline (criteria used for selecting stocks), industry and sector weights, and market capitalization. The factors considered by the subadviser and the models it uses may change over time.

The fund intends to be fully invested, and generally will not take temporary defensive positions through investment in cash and high quality money market instruments. In pursuing its investment objective, the portfolio may (but is not obligated to) use a wide variety of exchange-traded and over-the-counter derivative instruments, including options, futures, and swap contracts to (i) hedge equity exposure; (ii) replace direct investing (e.g., creating equity exposure through the use of futures contracts or other derivative instruments); or (iii) manage risk by implementing shifts in investment exposure.

The fund is authorized to use all of the various investment strategies (including options, futures, currency and other derivatives transactions) referred to under "Hedging and Other Strategic Transactions" in the Statement of Additional Information.

In abnormal market conditions, the fund may temporarily invest extensively in cash and cash equivalents for defensive purposes. In taking these measures, the fund might not achieve its investment goal.

Benchmark. The S&P 500 Index is an index of large capitalization U.S. stocks. As of May 31, 2005, the market capitalizations of companies that issue stocks included in the S&P 500 Index ranged from $544 million to $385 billion.

[GRAPHIC]

PAST PERFORMANCE

The graph shows how the fund's total return has varied from year to year, while the table shows performance of Class 1 and Class 3 shares over time (along with a broad-based market index for reference). This information may help provide an indication of the fund's risks. For periods prior to October __, 2005, the date on which the fund commenced operations, historical performance of the fund's shares is based on the performance of the shares of the fund's predecessor John Hancock Trust ("JHT") portfolio, the Growth & Income Trust, as indicated in the notes to the table. All figures assume dividend reinvestment. Past performance does not indicate future results.

CLASS 1, TOTAL RETURNS
Best Quarter: Q4 `98, 20.16%
Worst Quarter: Q3 `02, -17.43%

INDEX  (reflects no fees or taxes)

S&P 500 INDEX -- an unmanaged index comprised of 500 stocks chosen for market size, liquidity and industry group that is designed to reflect the risk/return characteristics of the universe of large-cap stocks.

CLASS 1 CALENDAR YEAR TOTAL RETURNS

[BAR CHART]

1995        1996       1997        1998        1999      2000       2001        2002       2003        2004
29.2%       22.8%      32.8%       26.5%       18.9%     -7.1%     -11.3%      -24.3%      26.5%       6.8%

The year-to-date return as of September 30, 2005 is ____%.

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12-31-04 (a)

                                                 1 YEAR        5 YEARS       10 YEARS
Class 1                                           6.77%         -3.36%        10.33%
Class 3 (b)                                       6.77%         -3.36%        10.33%
S&P 500 Index                                    10.87%         -2.30%        12.07%

----------
(a) For periods prior to October __ , 2005, performance is based on the performance of the fund's predecessor JHT portfolio which commenced operations on April 23, 1991. The performance of Class 1 and Class 3 shares is based on the performance of Series I shares of the predecessor portfolio. Effective October 23, 2005, the predecessor JHT portfolio changed its subadviser. Performance reflects results prior to this change.

(b) The Class 3 shares have higher expenses than the Series I shares of the predecessor portfolio. Performance would be lower if adjusted for these higher expenses.

[GRAPHIC]

MAIN RISKS

      - EQUITY SECURITIES RISK. Stock markets are volatile, and the price of equity securities such as common and preferred stocks (and their equivalents) will fluctuate. The value of equity securities purchased by the fund could decline if the financial condition of the companies in which the fund invests decline or if overall market and economic conditions deteriorate.

      - INVESTMENT CATEGORY RISK. The fund's strategy of investing in value stocks carries the risk that in certain markets value stocks will underperform growth stocks.

      - VALUE STOCK RISK. The fund's investments in value stocks carry the risk that the market will not recognize a security's intrinsic value for a long time or that a stock believed to be undervalued may actually be appropriately priced.

      - DERIVATIVES RISK. The fund's use of certain derivative instruments (such as options, futures and swaps) could produce disproportionate gains or losses. Derivatives are generally considered more risky than direct investments and, in a down market, could become harder to value or sell at a fair price.

[GRAPHIC]

YOUR EXPENSES

Operating expenses are paid from the fund's assets, and therefore are paid by shareholders indirectly.

ANNUAL OPERATING EXPENSES                                                    CLASS 1          CLASS 3
Management fee                                                                0.67%           0.67%
Distribution and service (12b-1) fees                                         0.05%           0.40%
Other expenses (a)                                                            0.08%           0.08(b)
Total fund operating expenses                                                 0.80%           1.15(b)

----------
(a)   Based on estimated amounts for the current fiscal year.

(b) The Adviser has contractually agreed to waive fees or reimburse Class 3 shares in an amount equal to the Expenses of Class 3 shares of the fund. If this waiver or reimbursement were not in effect, "Other expenses" and "Total fund operating expenses" would be 0.32% and 1.39%, respectively. This expense reimbursement shall continue in effect until November 1, 2006 and thereafter until terminated by the Advisor on notice to the Trust.

The hypothetical example below shows what your expenses would be if you invested $10,000 over the time periods indicated, assuming you reinvested all distributions and that the average annual return was 5%. The example is for comparison only, and does not represent the fund's actual expenses and returns, either past or future.

EXPENSE EXAMPLES                                     YEAR 1          YEAR 3        YEAR 5      YEAR 10
Class 1                                              $  82            $255          $444        $  989
Class 3                                              $ 117*           $416          $738        $1,648

----------
* Reflects contractual expense reimbursement for Class 3 shares (one year only).

PORTFOLIO MANAGERS

PORTFOLIO MANAGERS

GMO's U.S. Quantitative Investment Division manages the fund. The senior members of the Division with responsibilities for the fund and the year each joined the fund team are:

Robert Soucy (August 2005)
Sam Wilderman (August 2005)

See page __ for subadviser information and management biographies.

FUND CODES

CLASS 1    Ticker
           CUSIP
           Newspaper
           SEC number
           JH II fund number

CLASS 3    Ticker
           CUSIP
           Newspaper
           SEC number
           JH II fund number

GROWTH FUND

SUBADVISER: Grantham, Mayo, van Otterloo & Co. LLC ("GMO")

[GRAPHIC]

GOAL AND STRATEGY

The fund seeks long-term capital appreciation. To pursue this goal, the fund seeks to outperform its benchmark. The fund typically makes equity investments in U.S. companies whose stocks are included in the Russell 1000 Index, or in companies with size and growth characteristics similar to those of companies with stocks in the Index.

The fund's benchmark is the Russell 1000 Growth Index, which measures the performance of those stocks included in the Russell 1000 Index (a large capitalization U.S. stock index) with higher price-to-book ratios and higher forecasted growth values, and which is independently maintained and published by the Frank Russell Company. The range of capitalizations of companies included in the Russell 1000 Index was $906 million to $381.3 billion as of August 31, 2005.

In managing the portfolio, the subadviser uses proprietary research and multiple quantitative models to identify stocks it believes have improving fundamentals. The subadviser then narrows the selection to those stocks it believes have growth characteristics and are undervalued. Generally, these growth stocks are trading at prices below what the subadviser believes to be their true fundamental value. The subadviser also uses proprietary techniques to adjust the portfolio for factors such as stock selection discipline (criteria used for selecting stocks), industry and sector weights, and market capitalization. The factors considered by the subadviser and the models used may change over time.

The fund intends to be fully invested, and generally will not take temporary defensive positions through investment in cash and high quality money market instruments. In pursuing its investment strategy, the fund may (but is not obligated to) use a wide variety of exchange-traded and over-the-counter derivative instruments, including options, futures, and swap contracts to (i) hedge equity exposure; (ii) replace direct investing (e.g., creating equity exposure through the use of futures contracts or other derivative instruments); and (iii) manage risk by implementing shifts in investment exposure.

[GRAPHIC]

PAST PERFORMANCE

Performance information is not presented for the fund because it commenced operations on October __, 2005 and has not yet completed a full calendar year of operations. Generally, performance may be expected to vary from year to year. Past performance, when presented, does not indicate future results.

[GRAPHIC]

MAIN RISKS

      - EQUITY SECURITIES RISK. Stock markets are volatile, and the price of equity securities such as common and preferred stocks (and their equivalents) will fluctuate. The value of equity securities purchased by the fund could decline if the financial condition of the companies in which the fund invests decline or if overall market and economic conditions deteriorate.

      - GROWTH STOCK RISK. Because growth securities typically do not make dividend payments to shareholders, investment returns are based on capital appreciation, making returns more dependent on market increases and decreases. Growth stocks may therefore be more volatile than non-growth stocks.

      - NON-DIVERSIFICATION RISK. The fund is non-diversified and may invest a high percentage of its assets in the securities of a small number of companies. This may result in more volatile performance relative to more diversified funds. The less diversified a fund's holdings are, the more a specific stock's poor performance is likely to affect its performance.

      - DERIVATIVES RISK. The fund's use of certain derivative instruments (such as options, futures and swaps) could produce disproportionate gains or losses. Derivatives are generally considered more risky than direct investments and, in a down market, could become harder to value or sell at a fair price.

[GRAPHIC]

YOUR EXPENSES

Operating expenses are paid from the fund's assets, and therefore are paid by shareholders indirectly.

ANNUAL OPERATING EXPENSES                                                    CLASS 1          CLASS 3
Management fee                                                                0.80%           0.80%
Distribution and service (12b-1) fees                                         0.05%           0.40%
Other expenses (a)                                                            0.05%           0.05%(b)
Total fund operating expenses                                                 0.90%           1.25%(b)

----------
(a) Based on estimated amounts for the current fiscal year.

(b) The Adviser has contractually agreed to waive fees or reimburse Class 3 shares in an amount equal to the Expenses of Class 3 shares of the fund. If this waiver or reimbursement were not in effect, "Other expenses" and "Total fund operating expenses" would be 0.29% and 1.49%, respectively. This expense reimbursement shall continue in effect until November 1, 2006 and thereafter until terminated by the Advisor on notice to the Trust.

The hypothetical example below shows what your expenses would be if you invested $10,000 over the time periods indicated, assuming you reinvested all distributions and that the average annual return was 5%. The example is for comparison only, and does not represent the fund's actual expenses and returns, either past or future.

EXPENSE EXAMPLES                                    YEAR 1           YEAR 3
Class 1                                              $ 92             $286
Class 3                                              $127             $447

PORTFOLIO MANAGERS

GMO's U.S. Quantitative Investment Division manages the fund. The senior members of the Division with responsibilities for the fund and the year each joined the fund team are:

Robert Soucy (October 2005)
Sam Wilderman (October 2005)

See page __ for subadviser information and management biographies.

FUND CODES

CLASS 1    Ticker
           CUSIP
           Newspaper
           SEC number
           JH II fund number

CLASS 3    Ticker
           CUSIP
           Newspaper
           SEC number
           JH II fund number

INTRINSIC VALUE FUND

SUBADVISER:  Grantham, Mayo,Van Otterloo & Co. LLC ("GMO")

[GRAPHIC]

GOAL AND STRATEGY

The fund seeks long-term capital growth. To pursue this goal, the fund seeks to outperform its benchmark. The fund typically makes equity investments in U.S. companies whose stocks are included in the Russell 1000 Index, or in companies with size and growth characteristics similar to those of companies with stocks in the Index.

The fund's benchmark is the Russell 1000 Value Index, which measures the performance of stocks included in the Russell 1000 Index (a large capitalization U.S. stock index) with lower price-to-book ratios and lower forecasted growth values, and which is independently maintained and published by the Frank Russell Company. The range of capitalizations of companies included in the Russell 1000 Index was $906 million to $381.3 billion as of August 31, 2005.

In managing the portfolio, the subadviser uses proprietary research and multiple quantitative models to seek out stocks it believes are undervalued and have improving fundamentals. Generally, these stocks are trading at prices below what the subadviser believe to be their true fundamental value. The subadviser also uses proprietary techniques to adjust the portfolio for factors such as stock selection discipline (criteria used for selecting stocks), industry and sector weights, and market capitalization. The factors considered by the subadviser and the models used may change over time.

The fund intends to be fully invested, and generally will not take temporary defensive positions through investment in cash and high quality money market instruments. In pursuing its investment strategy, the fund may (but is not obligated to) use a wide variety of exchange-traded and over-the-counter derivative instruments, including options, futures, and swap contracts to (i) hedge equity exposure; (ii) replace direct investing (e.g., creating equity exposure through the use of futures contracts or other derivative instruments); and (iii) manage risk by implementing shifts in investment exposure.

[GRAPHIC]

PAST PERFORMANCE

Performance information is not presented for the fund because it commenced operations on October __, 2005 and has not yet completed a full calendar year of operations. Generally, performance may be expected to vary from year to year. Past performance, when presented, does not indicate future results.

[GRAPHIC]

MAIN RISKS

      - EQUITY SECURITIES RISK. Stock markets are volatile, and the price of equity securities such as common and preferred stocks (and their equivalents) will fluctuate. The value of equity securities purchased by the fund could decline if the financial condition of the companies in which the fund invests decline or if overall market and economic conditions deteriorate.

      - VALUE STOCK RISK. The fund's investments in value stocks carry the risk that the market will not recognize a security's intrinsic value for a long time or that a stock believed to be undervalued may actually be appropriately priced.

      - NON-DIVERSIFICATION RISK. The fund is non-diversified and may invest a high percentage of its assets in the securities of a small number of companies. This may result in more volatile performance relative to more diversified funds. The less diversified a fund's holdings are, the more a specific stock's poor performance is likely to affect its performance.

      - DERIVATIVES RISK. The fund's use of certain derivative instruments (such as options, futures and swaps) could produce disproportionate gains or losses. Derivatives are generally considered more risky than direct investments and, in a down market, could become harder to value or sell at a fair price.

[GRAPHIC]

YOUR EXPENSES

Operating expenses are paid from the fund's assets, and therefore are paid by shareholders indirectly.

ANNUAL OPERATING EXPENSES                                                    CLASS 1          CLASS 3
Management fee                                                                0.78%           0.78%
Distribution and service (12b-1) fees                                         0.05%           0.40%
Other expenses (a)                                                            0.05%           0.05%(b)
Total fund operating expenses                                                 0.88%           1.23%(b)

--------------
(a) Based on estimated amounts for the current fiscal year.

(b) The Adviser has contractually agreed to waive fees or reimburse Class 3 shares in an amount equal to the Expenses of Class 3 shares of the fund. If this waiver or reimbursement were not in effect, "Other expenses" and "Total fund operating expenses" would be 0.29% and 1.47%, respectively. This expense reimbursement shall continue in effect until November 1, 2006 and thereafter until terminated by the Advisor on notice to the Trust.

The hypothetical example below shows what your expenses would be if you invested $10,000 over the time periods indicated, assuming you reinvested all distributions and that the average annual return was 5%. The example is for comparison only, and does not represent the fund's actual expenses and returns, either past or future.

EXPENSE EXAMPLES                                    YEAR 1           YEAR 3
Class 1                                              $ 90             $280
Class 3                                              $125*            $441

----------
* Reflects contractual expense reimbursement for Class 3 shares (one year only).

PORTFOLIO MANAGERS

GMO's U.S. Quantitative Investment Division manages the fund. The senior members of the Division with responsibilities for the fund and the year each joined the fund team are:

Robert Soucy (October 2005)
Sam Wilderman (October 2005)

See page __ for subadviser information and management biographies.

FUND CODES

CLASS 1   Ticker
          CUSIP
          Newspaper
          SEC number
          JH II fund number

CLASS 3   Ticker
          CUSIP
          Newspaper
          SEC number
          JH II fund number

LARGE CAP GROWTH FUND
SUBADVISER:  Fidelity Management & Research Company ("FMR")

[GRAPHIC]

GOAL AND STRATEGY

The fund seeks long-term growth of capital. To pursue this goal, the fund normally invests at least 80% of its assets in securities (primarily common stocks) of companies with large market capitalizations. Portfolio securities are selected based on the fundamental analysis of each issuer. Investments may include domestic and foreign issuers, and growth or value stocks or a combination of both.

For purposes of this fund, FMR generally defines large market capitalization companies as those whose market capitalizations are similar to the market capitalizations of companies in the S&P 500 Index ($540 million to $367.4 billion as of August 31, 2005) or the Russell 1000 Index ($906 million to $381.3 billion at August 31, 2005). A company's market capitalization is based on its current market capitalization or its market capitalization at the time of the fund's investment. Companies whose capitalizations are below this level after purchase continue to be considered to have large market capitalizations for purposes of the 80% policy. The size of the companies in each index changes with market conditions and the composition of each index.

FMR may invest the fund's assets in securities of foreign issuers in addition to securities of domestic issuers.

FMR is not constrained by any particular investment style. At any given time, FMR may tend to buy "growth" stocks or "value" stocks, or a combination of both types. In buying and selling securities for the portfolio, FMR relies on fundamental analysis of each issuer and its potential for success in light of its current financial condition, its industry position, and economic and market conditions. Factors considered include growth potential, earnings estimates and management.

FMR may use various techniques, such as buying and selling futures contracts and exchange traded funds, to increase or decrease the fund's exposure to changing security prices or other factors that affect security values. If FMR's strategies do not work as intended, the fund may not achieve its objective.

The fund is authorized to use all of the various investment strategies (including options, futures, currency and other derivatives transactions) referred to under "Hedging and Other Strategic Transactions" in the Statement of Additional Information.

In abnormal market conditions, the fund may temporarily invest extensively in cash and cash equivalents for defensive purposes. In taking these measures, the fund might not achieve its investment goal.

[GRAPHIC]

PAST PERFORMANCE

The graph shows how the fund's total return has varied from year to year, while the table shows performance of Class 1 and Class 3 shares over time (along with a broad-based market index for reference). This information may help provide an indication of the fund's risks. For periods prior to October __, 2005, the date on which the fund commenced operations, historical performance of the fund's shares is based on the performance of the shares of the fund's predecessor John Hancock Trust ("JHT") portfolio, the Large Cap Growth Trust, as indicated in the notes to the table. All figures assume dividend reinvestment. Past performance does not indicate future results.

CLASS 1, TOTAL RETURNS

Best Quarter: Q4 '99, 20.83%
Worst Quarter: Q3 '01, -18.72%

INDEXES  (reflect no fees or taxes)

RUSSELL 1000 GROWTH INDEX -- an unmanaged index that measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

CLASS 1 CALENDAR YEAR TOTAL RETURNS

[BAR CHART]

1995       1996      1997      1998       1999       2000       2001       2002      2003      2004
22.8%      13.0%     19.1%     19.1%      25.3%     -14.2%     -17.8%     -22.8%     25.3%     6.2%

The year-to-date return as of September 30, 2005 is ____%.

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12-31-04 (a)

                                                 1 YEAR        5 YEARS       10 YEARS
Class 1                                           6.18%         -6.26%         5.96%
Class 3 (b)                                       6.18%         -6.26%         5.96%
Russell 1000 Growth Index                         6.30%         -9.29%         9.59%

----------
(a) For periods prior to October __ , 2005, performance is based on the performance of the fund's predecessor JHT portfolio which commenced operations on August 3, 1989. The performance of Class 1 and Class 3 shares is based on the performance of Series I shares of the predecessor portfolio. Effective May 1, 1999, the predecessor JHT portfolio changed its investment objective. Performance includes results prior to this change.

(b) The Class 3 shares have higher expenses than the Series I shares of the predecessor portfolio. Performance would be lower if adjusted for these higher expenses.

[GRAPHIC]

MAIN RISKS

      - EQUITY SECURITIES RISK. Stock markets are volatile, and the price of equity securities such as common and preferred stocks (and their equivalents) will fluctuate. The value of equity securities purchased by the fund could decline if the financial condition of the companies in which the fund invests decline or if overall market and economic conditions deteriorate.

      - INVESTMENT CATEGORY RISK. The fund's strategy of investing in large cap stocks carries the risk that in certain markets large cap stocks will underperform small cap or mid cap stocks.

      - FOREIGN SECURITIES RISK. Foreign securities involve special risks, including potentially unfavorable currency exchange rates, limited government regulation (including less stringent investor protection and disclosure standards) and exposure to possible economic, political and social instability.

      - DERIVATIVES RISK. The fund's use of certain derivative instruments (such as options, futures and swaps) could produce disproportionate gains or losses. Derivatives are generally considered more risky than direct investments and, in a down market, could become harder to value or sell at a fair price.

      - GROWTH STOCK RISK. Because growth securities typically do not make dividend payments to shareholders, investment returns are based on capital appreciation, making returns more dependent on market increases and decreases. Growth stocks may therefore be more volatile than non-growth stocks.

      - VALUE STOCK RISK. The fund's investments in value stocks carry the risk that the market will not recognize a security's intrinsic value for a long time or that a stock believed to be undervalued may actually be appropriately priced.

[GRAPHIC]

YOUR EXPENSES

Operating expenses are paid from the fund's assets, and therefore are paid by shareholders indirectly.

ANNUAL OPERATING EXPENSES                                                    CLASS 1          CLASS 3
Management fee                                                                0.85%           0.85%
Distribution and service (12b-1) fees                                         0.05%           0.40%
Other expenses (a)                                                            0.10%           0.10%(b)
Total fund operating expenses                                                 1.00%           1.35%(b)

----------
(a)   Based on estimated amounts for the current fiscal year.

(b) The Adviser has contractually agreed to waive fees or reimburse Class 3 shares in an amount equal to the Expenses of Class 3 shares of the fund. If this waiver or reimbursement were not in effect, "Other expenses" and "Total fund operating expenses" would be 0.34% and 1.59%, respectively. This expense reimbursement shall continue in effect until November 1, 2006 and thereafter until terminated by the Advisor on notice to the Trust.

The hypothetical example below shows what your expenses would be if you invested $10,000 over the time periods indicated, assuming you reinvested all distributions and that the average annual return was 5%. The example is for comparison only, and does not represent the fund's actual expenses and returns, either past or future.

EXPENSE EXAMPLES                                    YEAR 1       YEAR 3       YEAR 5        YEAR 10
Class 1                                              $102         $317         $550         $1,220
Class 3                                              $137*        $478         $843         $1,869

----------
* Reflects contractual expense reimbursement for Class 3 shares (one year only).

PORTFOLIO MANAGER

The FMR portfolio managers for the fund and its predecessor and the year he joined the fund team are:

Joseph Day (May 2005)

See page __ for subadviser information and management biographies.

FUND CODES

CLASS 1   Ticker
          CUSIP
          Newspaper
          SEC number
          JH II fund number

CLASS 3   Ticker
          CUSIP
          Newspaper
          SEC number
          JH II fund number

LARGE CAP FUND

SUBADVISER: UBS Global Asset Management (Americas) Inc. ("UBS")

[GRAPHIC]

GOAL AND STRATEGY

The fund seeks to maximize total return, consisting of capital appreciation and current income. To pursue this goal, the fund invests, under normal circumstances, at least 80% of its net assets (plus borrowings for investment purposes, if any) in equity securities of U.S. large capitalization companies. UBS defines large capitalization companies for purposes of the fund as those with a market capitalization range equal to that of the fund's benchmark, the Russell 1000 Index ($906 million to $381.3 billion at August 31, 2005).

Investments in equity securities may include dividend-paying securities, common stock and preferred stock. In general, the fund emphasizes large capitalization stocks, but also may hold small and intermediate capitalization stocks. The fund may (but is not required to) use options, futures and other derivatives as part of its investment strategy or to help manage portfolio risks.

In selecting securities, the subadviser focuses on, among other things, identifying discrepancies between a security's fundamental value and its market price. In this context, the fundamental value of a given security is the subadviser's assessment of what a security is worth. The subadviser will select a security whose fundamental value it estimates to be greater than its market value at any given time. For each stock under analysis, the subadviser bases its estimates of value upon economic, industry and company analysis, as well as upon a company's management team, competitive advantage and core competencies. The subadviser then compares its assessment of a security's value against the prevailing market prices, with the aim of constructing a portfolio of stocks with attractive relative price/value characteristics.

The fund will invest in companies within its capitalization range as described above. However, the fund may invest a portion of its assets in securities outside this range. Further, if movement in the market price causes a security to change from one capitalization range to another, the fund is not required to dispose of the security.

The subadviser actively manages the portfolio which may, at times, result in a higher than average portfolio turnover ratio.

The fund is authorized to use all of the various investment strategies (including options, futures, currency and other derivatives transactions) referred to under "Hedging and Other Strategic Transactions" in the Statement of Additional Information.

In abnormal market conditions, the fund may temporarily invest extensively in cash and cash equivalents for defensive purposes. In taking these measures, the fund might not achieve its investment goal.

[GRAPHIC]

PAST PERFORMANCE

For periods prior to October __, 2005, the date on which the fund commenced operations, historical performance of the fund's shares is based on the performance of the shares of the fund's predecessor John Hancock Trust ("JHT") portfolio, the Large Cap Trust. Performance information is not provided for the fund since its predecessor JHT portfolio commenced operations in May 2005 and has not yet completed a full calendar year of operations. Generally, performance may be expected to vary from year to year. Past performance, when presented, does not indicate future results.

[GRAPHIC]

MAIN RISKS

      - EQUITY SECURITIES RISK. Stock markets are volatile, and the price of equity securities such as common and preferred stocks (and their equivalents) will fluctuate. The value of equity securities purchased by the fund could decline if the financial condition of the companies in which the fund invests decline or if overall market and economic conditions deteriorate.

      - INVESTMENT CATEGORY RISK. The fund's strategy of investing in large cap stocks carries the risk that in certain markets large cap stocks will underperform small cap or mid cap stocks.

      - DERIVATIVES RISK. The fund's use of certain derivative instruments (such as options, futures and swaps) could produce disproportionate gains or losses. Derivatives are generally considered more risky than direct investments and, in a down market, could become harder to value or sell at a fair price.

      - ACTIVE PORTFOLIO TRADING RISK. The fund may actively trade portfolio securities, which could increase transaction costs (thus lowering performance) and increase your taxable distributions.

[GRAPHIC]

YOUR EXPENSES

Operating expenses are paid from the fund's assets, and therefore are paid by shareholders indirectly.

ANNUAL OPERATING EXPENSES                                                    CLASS 1          CLASS 3
Management fee                                                                0.85%           0.85%
Distribution and service (12b-1) fees                                         0.05%           0.40%
Other expenses (a)                                                            0.08%           0.08%(b)
Total fund operating expenses                                                 0.98%           1.33%(b)

----------
(a) Based on estimated amounts for the current fiscal year.

(b) The Adviser has contractually agreed to waive fees or reimburse Class 3 shares in an amount equal to the Expenses of Class 3 shares of the fund. If this waiver or reimbursement were not in effect, "Other expenses" and "Total fund operating expenses" would be 0.32% and 1.57%, respectively. This expense reimbursement shall continue in effect until November 1, 2006 and thereafter until terminated by the Advisor on notice to the Trust.

The hypothetical example below shows what your expenses would be if you invested $10,000 over the time periods indicated, assuming you reinvested all distributions and that the average annual return was 5%. The example is for comparison only, and does not represent the fund's actual expenses and returns, either past or future.

EXPENSE EXAMPLES                                     YEAR 1          YEAR 3        YEAR 5      YEAR 10
Class 1                                               $100            $311          $540        $1,198
Class 3                                               $135*           $472          $833        $1,847

----------
* Reflects contractual expense reimbursement for Class 3 shares (one year only).

PORTFOLIO MANAGER

The leader of the UBS investment management team for the fund and its predecessor and the year he joined the fund team are:

John Leonard (May 2005)

See page __ for subadviser information.

FUND CODES

CLASS 1    Ticker
           CUSIP                 47803V614
           Newspaper

           SEC number
           JH II fund number

CLASS 3    Ticker
           CUSIP
           Newspaper
           SEC number
           JH II fund number

LARGE CAP VALUE FUND

SUBADVISER: Fund Asset Management, L.P. (doing business as "Mercury Advisors")

[GRAPHIC]

GOAL AND STRATEGY

The fund seeks long-term growth of capital. To pursue this goal, the fund invests in a diversified portfolio of equity securities of large cap companies located in the U.S. The fund will seek to outperform the Russell 1000 Value Index by investing in equity securities that the subadviser believes are selling at below normal valuations. The Russell 1000 Value Index, a subset of the Russell 1000 Index, consists of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.

The fund seeks to achieve its investment objective by investing at least 80% of its net assets in common stocks of large cap companies the subadviser selects from among those that are, at the time of purchase, included in the Russell 1000 Index. As of August 31, 2005, the capitalization range of the Russell 1000 Index was ($906 million to $381.3 billion.

In selecting securities for the portfolio, the subadviser uses a proprietary model that employs three filters in its initial screens: (1) earnings momentum (which is an evaluation of what it believes to be the issuer's prospects for future earnings per share based on the growth and sustainability of earnings over previous periods); (2) earnings surprise (which analyzes an issuer's reported earnings as opposed to those that were anticipated); and (3) valuations based on price-to-earnings and a dividend discount model. The subadviser looks for strong relative earnings growth, preferring growth based on increased productivity and sales to growth resulting from the company's simply revising its pricing structure. A company's stock price relative to its earnings and book value is also examined. If the subadviser believes that a company is overvalued, the company will not be considered as an investment for the fund.

After the initial screening is done, the subadviser relies on fundamental analysis, using both internal and external research, to optimize its quantitative model to choose companies the subadviser believes have strong, sustainable earnings growth with current momentum at attractive price valuations.

Because the fund will not hold all the stocks in the Russell 1000 Value Index and because a portfolio's investments may be allocated in amounts that vary from the proportional weightings of the various stocks in that index, the fund is not an "index" fund. In seeking to outperform the relevant benchmark, however, the subadviser reviews potential investments using certain criteria that are based on the securities in the relevant index. These criteria currently include the following:

      -     Relative price to earnings and price to book ratios

      -     Weighted median market capitalization of the portfolio

      - Allocation among the economic sectors of the portfolio as compared to the applicable index

      -     Weighted individual stocks within the applicable index.

The fund may invest up to 10% of its assets in securities of companies organized under the laws of countries other than the U.S. that are traded on foreign securities exchanges or in the foreign over-the-counter markets, including securities of foreign issuers that are represented by American Depositary Receipts ("ADRs"). Securities of foreign issuers that are represented by ADRs or that are listed on a U.S. securities exchange or traded in the U.S. over-the-counter markets are considered "foreign securities" for the purpose of the fund's investment allocations. The fund anticipates that it would generally limit its foreign securities investment to ADRs of issuers in developed countries.

The fund may invest in investment grade convertible securities, preferred stocks, illiquid securities, and U.S. Government debt securities (i.e., securities that are direct obligations of the U.S. Government). There are no restrictions on the maturity of the debt securities in which the fund may invest. The fund may invest in derivatives (investments whose value is based on securities, indexes or currencies).

The fund is authorized to use all of the various investment strategies (including options, futures, currency and other derivatives transactions) referred to under "Hedging and Other Strategic Transactions" in the Statement of Additional Information.

In abnormal market conditions, the fund may temporarily invest extensively in cash and cash equivalents for defensive purposes. In taking these measures, the fund might not achieve its investment goal.

[GRAPHIC]

PAST PERFORMANCE

The graph shows how the fund's total return has varied from year to year, while the table shows performance of Class 1 and Class 3 shares over time (along with a broad-based market index for reference). This information may help provide an indication of the fund's risks. For periods prior to October __, 2005, the date on which the fund commenced operations, historical performance of the fund's shares is based on the performance of the shares of the fund's predecessor John Hancock Trust ("JHT") portfolio, the Large Cap Value Trust, as indicated in the notes to the table. All figures assume dividend reinvestment. Past performance does not indicate future results.

CLASS 1, TOTAL RETURNS

Best Quarter: Q4 2003, 14.46%
Worst Quarter: Q2 2004, -0.16%

INDEX  (reflects no fees or taxes)

RUSSELL 1000 VALUE INDEX -- an unmanaged index that measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.

CLASS 1 CALENDAR YEAR TOTAL RETURNS

[BAR CHART]

               2004
               21.8%

The year-to-date return as of September 30, 2005 is ____%.

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12-31-04 (a)

                                                 1 YEAR         SINCE INCEPTION
Class 1                                          21.80%              30.51%
Class 3 (b)                                      21.80%              30.51%
Russell 1000 Value Index                         16.49%              25.67%

----------
(a) For periods prior to October __ , 2005, performance is based on the performance of the fund's predecessor JHT portfolio which commenced operations on May 5, 2003. The performance of Class 1 and Class 3 shares is based on the performance of Series I shares of the predecessor portfolio.

(b) The Class 3 shares have higher expenses than the Series I shares of the predecessor portfolio. Performance would be lower if adjusted for these higher expenses.

[GRAPHIC]

MAIN RISKS

      - EQUITY SECURITIES RISK. Stock markets are volatile, and the price of equity securities such as common and preferred stocks (and their equivalents) will fluctuate. The value of equity securities purchased by the fund could decline if the financial condition of the companies in which the fund invests decline or if overall market and economic conditions deteriorate.

      - FOREIGN SECURITIES RISK. Foreign securities involve special risks, including potentially unfavorable currency exchange rates, limited government regulation (including less stringent investor protection and disclosure standards) and exposure to possible economic, political and social instability.

      - FIXED-INCOME SECURITIES RISK. Fixed-income securities or bonds are subject to credit risk and interest rate risk. The credit rating of bonds in the fund's portfolio could be downgraded or the issuer of a bond could default on its obligations. In general, lower-rated fixed-income securities involve more credit risk. When interest rates rise, bond prices generally fall.

      - VALUE STOCK RISK. The fund's investments in value stocks carry the risk that the market will not recognize a security's intrinsic value for a long time or that a stock believed to be undervalued may actually be appropriately priced.

      - DERIVATIVES RISK. The fund's use of certain derivative instruments (such as options, futures and swaps) could produce disproportionate gains or losses. Derivatives are generally considered more risky than direct investments and, in a down market, could become harder to value or sell at a fair price.

[GRAPHIC]

YOUR EXPENSES

Operating expenses are paid from the fund's assets, and therefore are paid by shareholders indirectly.

ANNUAL OPERATING EXPENSES                                                    CLASS 1          CLASS 3
Management fee                                                                0.85%           0.85%
Distribution and service (12b-1) fees                                         0.05%           0.40%
Other expenses (a)                                                            0.09%           0.09%(b)
Total fund operating expenses                                                 0.99%           1.34%(b)

----------
(a) Based on estimated amounts for the current fiscal year.

(b) The Adviser has contractually agreed to waive fees or reimburse Class 3 shares in an amount equal to the Expenses of Class 3 shares of the fund. If this waiver or reimbursement were not in effect, "Other expenses" and "Total fund operating expenses" would be 0.33% and 1.58%, respectively. This expense reimbursement shall continue in effect until November 1, 2006 and thereafter until terminated by the Advisor on notice to the Trust.

The hypothetical example below shows what your expenses would be if you invested $10,000 over the time periods indicated, assuming you reinvested all distributions and that the average annual return was 5%. The example is for comparison only, and does not represent the fund's actual expenses and returns, either past or future.

EXPENSE EXAMPLES                                     YEAR 1          YEAR 3        YEAR 5       YEAR 10
Class 1                                               $101            $316          $547        $1,214
Class 3                                               $136*           $475          $838        $1,858

----------
* Reflects contractual expense reimbursement for Class 3 shares (one year only).

PORTFOLIO MANAGER

The Mercury portfolio manager for the fund and its predecessor and the year he joined the fund team are:

Bob Doll, CFA (2003)

See page __ for subadviser information and management biographies.

FUND CODES

CLASS 1   Ticker
          CUSIP                 47803V580
          Newspaper
          SEC number
          JH II fund number

CLASS 3   Ticker
          CUSIP
          Newspaper
          SEC number
          JH II fund number

QUANTITATIVE ALL CAP FUND

SUBADVISER: MFC Global Investment Management (U.S.A.) Limited ("MFC Global (U.S.A.)")

[GRAPHIC]

GOAL AND STRATEGY

The fund seeks long-term growth of capital. To pursue this goal, the fund invests, under normal circumstances, primarily in equity securities of U.S. companies. The fund will generally focus on equity securities of U.S. companies across the three market capitalization ranges of large, mid and small.

MFC Global (U.S.A.) ranks stocks based on financial attributes, including earnings, valuation, growth and momentum using quantitative analysis. (Quantitative analysis is the process of determining the value of a security by examining its numerical, measurable characteristics such as revenues, price, earnings, valuation and growth and by performing statistical and numerical analysis on this characteristic data.) The subadviser will then use fundamental analysis to identify large, mid and small cap companies with strong industry positions, leading market shares, proven management and strong financials. Stocks meeting both fundamental and quantitative analysis will be considered for the fund's portfolio.

The fund may invest to a limited extent in foreign securities and may have exposure to foreign currencies through its investment in these securities, direct holdings of foreign currencies or use of foreign currency exchange contracts for the purchase or sale of a fixed quantity of a foreign currency at a future date. Investments in foreign securities may include depositary receipts.

The fund may also invest to a limited extent in fixed-income securities, including money market instruments.

The fund may invest in or use the following derivatives for hedging purposes in a manner consistent with the investment objectives of the fund and as permitted by applicable securities legislation: buying futures and S&P Depository Receipts. Such use would include the hedging of significant cash flows into or out of the portfolio.

The fund is authorized to use all of the various investment strategies (including options, futures, currency and other derivatives transactions) referred to under "Hedging and Other Strategic Transactions" in the Statement of Additional Information.

In abnormal market conditions, the fund may temporarily invest extensively in cash and cash equivalents for defensive purposes. In taking these measures, the fund might not achieve its investment goal.

[GRAPHIC]

PAST PERFORMANCE

The graph shows how the fund's total return has varied from year to year, while the table shows performance of Class 1 and Class 3 shares over time (along with a broad-based market index for reference). This information may help provide an indication of the fund's risks. For periods prior to October __, 2005, the date on which the fund commenced operations, historical performance of the fund's shares is based on the performance of the shares of the fund's predecessor John Hancock Trust ("JHT") portfolio, the Quantitative All Cap Trust, as indicated in the notes to the table. All figures assume dividend reinvestment. Past performance does not indicate future results.

CLASS 1, TOTAL RETURNS

Best Quarter:  Q4 `03, 13.17%
Worst Quarter:  Q3 `04, -1.38%

INDEX  (reflects no fees or taxes)

RUSSELL 3000 INDEX -- an unmanaged index that measures the performance of the 3,000 largest U.S. companies based on total market capitalization, representing approximately 98% of the investable U.S. market.

CLASS 1 CALENDAR YEAR TOTAL RETURNS

[BAR CHART]

       2004
       14.9%

The year-to-date return as of September 30, 2005 is ____%.

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12-31-04 (a)

                                                 1 YEAR         SINCE INCEPTION
Class 1                                          14.91%              24.11%
Class 3 (b)                                      14.91%              24.11%
Russell 3000 Index                               11.95%              22.32%

----------
(a) For periods prior to October __ , 2005, performance is based on the performance of the fund's predecessor JHT portfolio which commenced operations on May 5, 2003. The performance of Class 1 and Class 3 shares is based on the performance of Series I shares of the predecessor portfolio.

(b) The Class 3 shares have higher expenses than the Series I shares of the predecessor portfolio. Performance would be lower if adjusted for these higher expenses.

[GRAPHIC]

MAIN RISKS

      - EQUITY SECURITIES RISK. Stock markets are volatile, and the price of equity securities such as common and preferred stocks (and their equivalents) will fluctuate. The value of equity securities purchased by the fund could decline if the financial condition of the companies in which the fund invests decline or if overall market and economic conditions deteriorate.

      - FOREIGN SECURITIES RISK. Foreign securities involve special risks, including potentially unfavorable currency exchange rates, limited government regulation (including less stringent investor protection and disclosure standards) and exposure to possible economic, political and social instability.

      - FIXED-INCOME SECURITIES RISK. Fixed-income securities or bonds are subject to credit risk and interest rate risk. The credit rating of bonds in the fund's portfolio could be downgraded or the issuer of a bond could default on its obligations. In general, lower-rated fixed-income securities involve more credit risk. When interest rates rise, bond prices generally fall.

      - DERIVATIVES RISK. The fund's use of certain derivative instruments (such as options, futures and swaps) could produce disproportionate gains or losses. Derivatives are generally considered more risky than direct investments and, in a down market, could become harder to value or sell at a fair price.

[GRAPHIC]

YOUR EXPENSES

Operating expenses are paid from the fund's assets, and therefore are paid by shareholders indirectly.

ANNUAL OPERATING EXPENSES                                                    CLASS 1          CLASS 3
Management fee                                                                0.71%           0.71%
Distribution and service (12b-1) fees                                         0.05%           0.40%
Other expenses (a)                                                            0.07%           0.07%(b)
Total fund operating expenses                                                 0.83%           1.18%(b)

----------
(a) Based on estimated amounts for the current fiscal year.

(b) The Adviser has contractually agreed to waive fees or reimburse Class 3 shares in an amount equal to the Expenses of Class 3 shares of the fund. If this waiver or reimbursement were not in effect, "Other expenses" and "Total fund operating expenses" would be 0.31% and 1.42%, respectively. This expense reimbursement shall continue in effect until November 1, 2006 and thereafter until terminated by the Advisor on notice to the Trust.

The hypothetical example below shows what your expenses would be if you invested $10,000 over the time periods indicated, assuming you reinvested all distributions and that the average annual return was 5%. The example is for comparison only, and does not represent the fund's actual expenses and returns, either past or future.

EXPENSE EXAMPLES                                     YEAR 1      YEAR 3       YEAR 5        YEAR 10
Class 1                                               $ 84        $264         $459         $1,022
Class 3                                               $120*       $426         $754         $1,681

----------
* Reflects contractual expense reimbursement for Class 3 shares (one year only).

PORTFOLIO MANAGERS

The MFC Global (U.S.A.) portfolio managers for the fund and its predecessor and the year each joined the fund team are:

Harpreet Singh (2003)
Chris Hensen, CFA (2003)
Rhonda Chang, CFA (2003)
Robert Lutzko, CFA (2003)
Brett Hryb, CFA (2003)

See page __ for subadviser information and management biographies.

FUND CODES

CLASS 1    Ticker
           CUSIP
           Newspaper
           SEC number
           JH II fund number

CLASS 3    Ticker
           CUSIP
           Newspaper
           SEC number
           JH II fund number

QUANTITATIVE VALUE FUND

SUBADVISER: MFC Global Investment Management (U.S.A.) Limited ("MFC Global (U.S.A.)")

[GRAPHIC]

GOAL AND STRATEGY

The fund seeks seek long-term capital appreciation. To pursue this goal, the fund invests primarily in large-cap U.S. securities with the potential for long-term growth of capital.

In managing the portfolio, MFC Global (U.S.A.) uses both qualitative and quantitative analysis to determine the best investment values, emphasizing securities that may have been undervalued by the market. Qualitative analysis may include company visits and management interviews while quantitative analysis may include evaluations of financial data, assessment of market share and industry position, and factors such as price-to-earnings ratios, dividend yield, and earnings growth.

The fund may also hold fixed income securities (including cash and cash equivalents) and foreign securities from time to time.

The fund is authorized to use all of the various investment strategies (including options, futures, currency and other derivatives transactions) referred to under "Hedging and Other Strategic Transactions" in the Statement of Additional Information.

In abnormal market conditions, the fund may temporarily invest extensively in cash and cash equivalents for defensive purposes. In taking these measures, the fund might not achieve its investment goal.

[GRAPHIC]

PAST PERFORMANCE

For periods prior to October __, 2005, the date on which the fund commenced operations, historical performance of the fund's shares is based on the performance of the shares of the fund's predecessor John Hancock Trust ("JHT") portfolio, the Quantitative Value Trust. Performance information is not provided for the fund since its predecessor JHT portfolio commenced operations in May 2004 and has not yet completed a full calendar year of operations. Generally, performance may be expected to vary from year to year. Past performance, when presented, does not indicate future results.

[GRAPHIC]

MAIN RISKS

      - EQUITY SECURITIES RISK. Stock markets are volatile, and the price of equity securities such as common and preferred stocks (and their equivalents) will fluctuate. The value of equity securities purchased by the fund could decline if the financial condition of the companies in which the fund invests decline or if overall market and economic conditions deteriorate.

      - VALUE STOCK RISK. The fund's investments in value stocks carry the risk that the market will not recognize a security's intrinsic value for a long time or that a stock believed to be undervalued may actually be appropriately priced.

      - DERIVATIVES RISK. The fund's use of certain derivative instruments (such as options, futures and swaps) could produce disproportionate gains or losses. Derivatives are generally considered more risky than direct investments and, in a down market, could become harder to value or sell at a fair price.

      - FOREIGN SECURITIES RISK. Foreign securities involve special risks, including potentially unfavorable currency exchange rates, limited government regulation (including less stringent investor protection and disclosure standards) and exposure to possible economic, political and social instability.

[GRAPHIC]

YOUR EXPENSES

Operating expenses are paid from the fund's assets, and therefore are paid by shareholders indirectly.

ANNUAL OPERATING EXPENSES                                                    CLASS 1          CLASS 3
Management fee                                                                0.70%           0.70%
Distribution and service (12b-1) fees                                         0.05%           0.40%
Other expenses (a)                                                            0.06%           0.06%(b)
Total fund operating expenses                                                 0.81%           1.16%(b)

----------
(a) Based on estimated amounts for the current fiscal year.

(b) The Adviser has contractually agreed to waive fees or reimburse Class 3 shares in an amount equal to the Expenses of Class 3 shares of the fund. If this waiver or reimbursement were not in effect, "Other expenses" and "Total fund operating expenses" would be 0.30% and 1.40%, respectively. This expense reimbursement shall continue in effect until November 1, 2006 and thereafter until terminated by the Advisor on notice to the Trust.

The hypothetical example below shows what your expenses would be if you invested $10,000 over the time periods indicated, assuming you reinvested all distributions and that the average annual return was 5%. The example is for comparison only, and does not represent the fund's actual expenses and returns, either past or future.

EXPENSE EXAMPLES                                     YEAR 1         YEAR 3        YEAR 5        YEAR 10
Class 1                                               $ 83           $260          $452         $1,007
Class 3                                               $118*          $420          $743         $1,659

-----------
* Reflects contractual expense reimbursement for Class 3 shares (one year only).

PORTFOLIO MANAGERS

The MFC Global (U.S.A.) portfolio managers for the fund and its predecessor and the year each joined the fund team are:

Harpreet Singh (2004)
Chris Hensen, CFA (2004)
Brett Hryb, CFA (2004)

See page __ for subadviser information and management biographies.

FUND CODES

CLASS 1   Ticker
          CUSIP                 47803X305
          Newspaper
          SEC number
          JH II fund number

CLASS 3   Ticker
          CUSIP
          Newspaper
          SEC number
          JH II fund number

STRATEGIC VALUE FUND

SUBADVISER:  Massachusetts Financial Services Company ("MFS")

[GRAPHIC]

GOAL AND STRATEGY

The fund seeks capital appreciation. To pursue this goal, the fund invests, under normal market conditions, at least 65% of its net assets in common stocks and related securities, such as preferred stock, convertible securities and depositary receipts, of companies which MFS believes are undervalued in the market relative to their long term potential.

The equity securities of the companies invested in by the portfolio may be undervalued because they are temporarily out of favor in the market due to:

      -     a decline in the market

      -     poor economic conditions

      - developments that have affected or may affect the issuer of the securities or the issuer's industry; or

      -     the market having overlooked them.

Undervalued equity securities generally have low price-to-book, price-to-sales and/or price-to-earnings ratios. The fund's investments may include securities listed on a securities exchange or traded in the over-the-counter markets.

The fund also invests in other types of securities, such as fixed income securities, including lower rated securities commonly referred to as junk bonds, and warrants, when relative value make such purchases attractive.

MFS uses a bottom-up, as opposed to a top-down, investment style in managing the fund. This means that securities are selected based upon fundamental analysis (such as an analysis of earnings, cash flows, competitive position and management abilities) performed by the portfolio manager and MFS' large group of equity research analysts.

The fund may invest in foreign securities (including emerging market securities) and may have exposure to foreign currencies. The fund may engage in short sales.

The fund may engage in active and frequent trading to achieve its principal investment strategies which will increase transaction costs.

To meet redemption requests or pending investment of its assets or during unusual market conditions, the fund may place any portion of its assets in:

      - money market instruments (which include commercial paper, certificates of deposit, bankers' acceptances and other obligations of domestic and foreign banks, nonconvertible debt securities and short term obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities), and

      -     cash.

When the fund is in a defensive position or awaiting investment of its assets, the ability to achieve its investment objective will be limited.

The fund is authorized to use all of the various investment strategies (including options, futures, currency and other derivatives transactions) referred to under "Hedging and Other Strategic Transactions" in the Statement of Additional Information.

[GRAPHIC]

PAST PERFORMANCE

The graph shows how the fund's total return has varied from year to year, while the table shows performance of Class 1 and Class 3 shares over time (along with a broad-based market index for reference). This information may help provide an indication of the fund's risks. For periods prior to October __, 2005, the date on which the fund commenced operations, historical performance of the fund's shares is based on the performance of the shares of the fund's predecessor John Hancock Trust ("JHT") portfolio, the Strategic Value Trust, as indicated in the notes to the table. All figures assume dividend reinvestment. Past performance does not indicate future results.

CLASS 1, TOTAL RETURNS

Best Quarter: Q2 `03, 19.83%
Worst Quarter: Q3 `01, -23.66%

INDEXES  (reflect no fees or taxes)

RUSSELL 1000 VALUE INDEX, an unmanaged index that measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.

CLASS 1 CALENDAR YEAR TOTAL RETURNS

[BAR CHART]

 2002        2003        2004
-27.2%       28.8%       18.0%

The year-to-date return as of September 30, 2005 is ____%.

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12-31-04 (a)

                                                 1 YEAR         SINCE INCEPTION
Class 1                                          17.98%             -1.48%
Class 3 (b)                                      17.98%             -1.48%
Russell 1000 Value Index                         16.49%              5.65%

----------
(a) For periods prior to October __ , 2005, performance is based on the performance of the fund's predecessor JHT portfolio which commenced operations on April 30, 2001. The performance of Class 1 and Class 3 shares is based on the performance of Series I shares of the predecessor portfolio. Effective May 2, 2003, the predecessor JHT portfolio changed its investment policies.

(b) The Class 3 shares have higher expenses than the Series I shares of the predecessor portfolio. Performance would be lower if adjusted for these higher expenses.

[GRAPHIC]

MAIN RISKS

      - EQUITY SECURITIES RISK. Stock markets are volatile, and the price of equity securities such as common and preferred stocks (and their equivalents) will fluctuate. The value of equity securities purchased by the fund could decline if the financial condition of the companies in which the fund invests decline or if overall market and economic conditions deteriorate.

      - VALUE STOCK RISK. The fund's investments in value stocks carry the risk that the market will not recognize a security's intrinsic value for a long time or that a stock believed to be undervalued may actually be appropriately priced.

      - FOREIGN SECURITIES RISK. Foreign securities involve special risks, including potentially unfavorable currency exchange rates, limited government regulation (including less stringent investor protection and disclosure standards) and exposure to possible economic, political and social instability. To the extent the fund invests in emerging market countries, its foreign securities risk will be higher.

      - DERIVATIVES RISK. The fund's use of certain derivative instruments (such as options, futures and swaps) could produce disproportionate gains or losses. Derivatives are generally considered more risky than direct investments and, in a down market, could become harder to value or sell at a fair price.

      - FIXED-INCOME SECURITIES RISK. Fixed-income securities or bonds are subject to credit risk and interest rate risk. The credit rating of bonds in the fund's portfolio could be downgraded or the issuer of a bond could default on its obligations. In general, lower-rated fixed-income securities involve more credit risk. When interest rates rise, bond prices generally fall.

[GRAPHIC]

YOUR EXPENSES

Operating expenses are paid from the fund's assets, and therefore are paid by shareholders indirectly.

ANNUAL OPERATING EXPENSES                                                    CLASS 1          CLASS 3
Management fee                                                                0.85%           0.85%
Distribution and service (12b-1) fees                                         0.05%           0.40%
Other expenses (a)                                                            0.09%           0.09%(b)
Total fund operating expenses                                                 0.99%           1.34%(b)

----------
(a) Based on estimated amounts for the current fiscal year.

(b) The Adviser has contractually agreed to waive fees or reimburse Class 3 shares in an amount equal to the Expenses of Class 3 shares of the fund. If this waiver or reimbursement were not in effect, "Other expenses" and "Total fund operating expenses" would be 0.33% and 1.58%, respectively. This expense reimbursement shall continue in effect until November 1, 2006 and thereafter until terminated by the Advisor on notice to the Trust.

The hypothetical example below shows what your expenses would be if you invested $10,000 over the time periods indicated, assuming you reinvested all distributions and that the average annual return was 5%. The example is for comparison only, and does not represent the fund's actual expenses and returns, either past or future.

EXPENSE EXAMPLES                                      YEAR 1         YEAR 3        YEAR 5       YEAR 10
Class 1                                                $101           $316          $548        $1,216
Class 3                                                $136           $475          $838        $1,858

----------
* Reflects contractual expense reimbursement for Class 3 shares (one year only).

PORTFOLIO MANAGERS

The MFS portfolio managers for the fund and its predecessor and the year each joined the fund team are:

Kenneth Enright (2002)
Alan T. Langsner (July 2004)

See page __ for subadviser information and management biographies.

FUND CODES

CLASS 1   Ticker
          CUSIP                 47803X750
          Newspaper
          SEC number
          JH II fund number

CLASS 3   Ticker
          CUSIP
          Newspaper
          SEC number
          JH II fund number

U.S. GLOBAL LEADERS GROWTH FUND

SUBADVISER:  Sustainable Growth Advisers, L.P. ("SGA")

[GRAPHIC]

GOAL AND STRATEGY

The fund seeks long-term growth of capital. To pursue this goal, the fund invests, under normal market conditions, primarily in common stocks of "U.S. Global Leaders."

Under normal market conditions, the fund invests at least 80% of its assets in stocks of companies the subadviser regards as U.S. Global Leaders. The subadviser consider U.S. Global Leaders to be U.S. companies with multi-national operations that exhibit sustainable growth characteristics in that they:

- hold leading market shares of their relevant industries that result in high profit margins and high investment returns; and

- supply consumable products or services so that their revenue streams are recurring.

The subadviser seeks to identify companies with superior long-term earnings prospects and to continue to own them as long as it believes they will continue to enjoy favorable prospects for capital growth and are not overvalued in the marketplace. As a result of SGA's investment strategy, the fund typically invests in large capitalization companies (companies in the capitalization range of the S&P 500 Index).

The fund may invest in other types of equities and foreign stocks.

The fund is authorized to use all of the various investment strategies (including options, futures, currency and other derivatives transactions) referred to under "Hedging and Other Strategic Transactions" in the Statement of Additional Information.

In abnormal market conditions, the fund may temporarily invest extensively in cash and cash equivalents for defensive purposes. In taking these measures, the fund might not achieve its investment goal.

[GRAPHIC]

PAST PERFORMANCE

Performance is not provided for the fund since its predecessor John Hancock Trust portfolio, the U.S. Global Leaders Growth Trust, commenced operations in May 2004 and has not yet completed a full calendar year of operations.

[GRAPHIC]

MAIN RISKS

      - EQUITY SECURITIES RISK. Stock markets are volatile, and the price of equity securities such as common and preferred stocks (and their equivalents) will fluctuate. The value of equity securities purchased by the fund could decline if the financial condition of the companies in which the fund invests decline or if overall market and economic conditions deteriorate.

      - INVESTMENT CATEGORY RISK. The fund's strategy of investing in large cap stocks carries the risk that in certain markets large cap stocks will underperform small cap or mid cap stocks.

      - GROWTH STOCK RISK. Because growth securities typically do not make dividend payments to shareholders, investment returns are based on capital appreciation, making returns more dependent on market increases and decreases. Growth stocks may therefore be more volatile than non-growth stocks.

      - FOREIGN SECURITIES RISK. Foreign securities involve special risks, including potentially unfavorable currency exchange rates, limited government regulation (including less stringent investor protection and disclosure standards) and exposure to possible economic, political and social instability.

      - NON-DIVERSIFICATION RISK. The fund is non-diversified and may invest a high percentage of its assets in the securities of a small number of companies. This may result in more volatile performance relative to more diversified funds. The less diversified a fund's holdings are, the more a specific stock's poor performance is likely to affect its performance.

      - DERIVATIVES RISK. The fund's use of certain derivative instruments (such as options, futures and swaps) could produce disproportionate gains or losses. Derivatives are generally considered more risky than direct investments and, in a down market, could become harder to value or sell at a fair price.

[GRAPHIC]

YOUR EXPENSES

Operating expenses are paid from the fund's assets, and therefore are paid by shareholders indirectly.

ANNUAL OPERATING EXPENSES                  CLASS 1     CLASS 3
Management fee                              0.71%      0.71%
Distribution and service (12b-1) fees       0.05%      0.40%
Other expenses (a)                          0.07%      0.07%(b)
Total fund operating expenses               0.83%      1.18%(b)

----------
(a) Based on estimated amounts for the current fiscal year.

(b) The Adviser has contractually agreed to waive fees or reimburse Class 3 shares in an amount equal to the Expenses of Class 3 shares of the fund. If this waiver or reimbursement were not in effect, "Other expenses" and "Total fund operating expenses" would be 0.31% and 1.42%, respectively. This expense reimbursement shall continue in effect until November 1, 2006 and thereafter until terminated by the Advisor on notice to the Trust.

The hypothetical example below shows what your expenses would be if you invested $10,000 over the time periods indicated, assuming you reinvested all distributions and that the average annual return was 5%. The example is for comparison only, and does not represent the fund's actual expenses and returns, either past or future.

EXPENSE EXAMPLES    YEAR 1    YEAR 3    YEAR 5   YEAR 10
Class 1             $  85     $  266    $  462   $ 1,028
Class 3             $ 120*    $  426    $  754   $ 1,681

----------
* Reflects contractual expense reimbursement for Class 3 shares (one year only).

PORTFOLIO MANAGERS

The SGA portfolio managers for the fund and its predecessor and the year each joined the fund team are:

George P. Fraise (May 2004)
Gordon M. Marchand (May 2004)
Robert L. Rohn (May 2004)

See page __ for subadviser information and management biographies.

FUND CODES

CLASS 1        Ticker
               CUSIP                 47803X719
               Newspaper

               SEC number
               JH II fund number

CLASS 3        Ticker
               CUSIP
               Newspaper
               SEC number
               JH II fund number

                               INTERNATIONAL FUNDS

GLOBAL FUND

SUBADVISER: Templeton Global Advisors Limited ("Templeton Global")

[GRAPHIC]

GOAL AND STRATEGY

The fund seeks long-term capital appreciation. To pursue this goal, the fund invests, under normal market conditions, at least 80% of its net assets (plus any borrowings for investment purposes) in the equity securities of companies located anywhere in the world, including emerging markets. The fund will invest at least 65% of its total assets in issuers located in at least three different countries (including the U.S.).

Equity securities include common stocks and preferred stocks. The fund also invests in American, European and Global Depositary Receipts. These are certificates issued typically by a bank or trust company that give their holders the right to receive securities issued by a foreign or domestic company. The fund may from time to time have significant investments in one or more countries or in particular sectors such as technology (including computer hardware and software, electronics, and telecommunications) and financial institutions.

Depending upon current market conditions, the fund generally invests a portion of its total assets in debt securities of companies and governments located anywhere in the world. Debt securities represent the obligation of the issuer to repay a loan of money to it, and generally pay interest to the holder. Bonds, notes and debentures are examples of debt securities.

The fund may use swap agreements as a derivative strategy to protect its assets, implement a cash or tax management strategy or enhance its returns. The fund may invest up to 5% of its total assets in swap agreements. Swap agreements are two party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. Please see "Hedging and Other Strategic Transactions -- Swaps, Caps, Floors and Collars" in the Statement of Additional Information for further information.

When choosing equity investments for the fund, the subadviser applies a "bottom-up," value-oriented, long-term approach, focusing on the market price of a company's securities relative to the subadviser's evaluation of the company's long-term earnings, asset value and cash flow potential. The subadviser also considers and analyzes various measure related to stock valuation, such as a company's price/cash flow ratio, price/earnings ratio, profit margins and liquidation value.

To meet redemption requests or pending investment of its assets or during unusual market conditions, the fund may invest primarily in cash, cash equivalents, money market securities or other short-term debt securities. When the fund is in a defensive position or awaiting investment of its assets, the ability to achieve its investment objective will be limited.

The fund is authorized to use all of the various investment strategies (including options, futures, currency and other derivatives transactions) referred to under "Hedging and Other Strategic Transactions" in the Statement of Additional Information.

[GRAPHIC]

PAST PERFORMANCE

The graph shows how the fund's total return has varied from year to year, while the table shows performance of Class 1 and Class 3 shares over time (along with a broad-based market index for reference). This information may help provide an indication of the fund's risks. For periods prior to October __, 2005, the date on which the fund commenced operations, historical performance of the fund's shares is based on the performance of the shares of the fund's predecessor John Hancock Trust ("JHT") portfolio, the Global Trust, as indicated in the notes to the table. All figures assume dividend reinvestment. Past performance does not indicate future results.

CLASS 1, TOTAL RETURNS

Best Quarter: Q2 `03, 17.83%
Worst Quarter: Q3 `01, -16.96%

INDEX  (reflects no fees or taxes)

MSCI WORLD INDEX -- an unmanaged index that measures the performance of stocks of companies from 23 countries, including the United States.

CLASS 1 CALENDAR YEAR TOTAL RETURNS

[BAR CHART]

1995    1996     1997     1998     1999    2000      2001      2002     2003     2004
7.7%    12.6%    20.8%    12.2%    3.7%    12.2%    -16.1%    -19.1%    27.5%    14.8%

The year-to-date return as of September 30, 2005 is ____%.

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12-31-04 (a)

                        1 YEAR        5 YEARS      10 YEARS
Class 1                 14.75%         2.18%         6.62%
Class 3 (b)             14.75%         2.18%         6.62%
MSCI World Index        15.25%        -2.05%         8.53%

----------
(a) For periods prior to October __ , 2005, performance is based on the performance of the fund's predecessor JHT portfolio which commenced operations on March 18, 1988. The performance of Class 1 and Class 3 shares is based on the performance of Series I shares of the predecessor portfolio. Effective October 1, 1996, April 30, 2001 and December 9, 2003, the predecessor JHT portfolio changed its subadviser. Performance reflects results prior to these changes.

(b) The Class 3 shares have higher expenses than the Series I shares of the predecessor portfolio. Performance would be lower if adjusted for these higher expenses.

[GRAPHIC]

MAIN RISKS

      - EQUITY SECURITIES RISK. Stock markets are volatile, and the price of equity securities such as common and preferred stocks (and their equivalents) will fluctuate. The value of equity securities purchased by the fund could decline if the financial condition of the companies in which the fund invests decline or if overall market and economic conditions deteriorate.

      - FOREIGN SECURITIES RISK. Foreign securities involve special risks, including potentially unfavorable currency exchange rates, limited government regulation (including less stringent investor protection and disclosure standards) and exposure to possible economic, political and social instability. To the extent the fund invests in emerging market countries, it's foreign securities risk will be higher.

      - DERIVATIVES RISK. The fund's use of certain derivative instruments (such as options, futures and swaps) could produce disproportionate gains or losses. Derivatives are generally considered more risky than direct investments and, in a down market, could become harder to value or sell at a fair price.

[GRAPHIC]

YOUR EXPENSES

Operating expenses are paid from the fund's assets, and therefore are paid by shareholders indirectly.

ANNUAL OPERATING EXPENSES                  CLASS 1         CLASS 3
Management fee (c)                          0.85%          0.85%
Distribution and service (12b-1) fees       0.05%          0.40%
Other expenses (a)                          0.19%          0.19%(b)
Total fund operating expenses (c)           1.09%          1.44%(b)

----------
(a) Based on estimated amounts for the current fiscal year.

(b) The Adviser has contractually agreed to waive fees or reimburse Class 3 shares in an amount equal to the Expenses of Class 3 shares of the fund. If this waiver or reimbursement were not in effect, "Other expenses" and "Total fund operating expenses" would be 0.43% and 1.68%, respectively. This expense reimbursement shall continue in effect until November 1, 2006 and thereafter until terminated by the Advisor on notice to the Trust.

(c) The Adviser has voluntarily agreed to waive its advisory fees so that the amount retained by the Adviser after payment of subadvisory fees for the fund does not exceed 0.45% of the fund's average net assets. If such reimbursement were reflected in the table, "Management fee" and Total fund operating expenses" would be, respectively, 0.80% and 1.04% for Class 1 shares and 0.80% and 1.39% for Class 3 shares. This voluntary expense reimbursement may be terminated any time.

The hypothetical example below shows what your expenses would be if you invested $10,000 over the time periods indicated, assuming you reinvested all distributions and that the average annual return was 5%. The example is for comparison only, and does not represent the fund's actual expenses and returns, either past or future.

EXPENSE EXAMPLES      YEAR 1        YEAR 3         YEAR 5        YEAR 10
Class 1               $ 112         $ 348          $ 603         $ 1,334
Class 3               $ 147*        $ 506          $ 890         $ 1,967

----------
* Reflects contractual expense reimbursement for Class 3 shares (one year only).

PORTFOLIO MANAGERS

The Templeton Global portfolio managers of the fund and its predecessor and the year each joined the fund team are:

Jeffrey A. Everett, CFA (team leader) (2003)
Murdo Murchison, CFA (2003)
Lisa Myers, CFA (2003)

See page __ for subadviser information and management biographies.

FUND CODES

CLASS 1        Ticker
               CUSIP
               Newspaper
               SEC number
               JH II fund number

CLASS 3        Ticker
               CUSIP
               Newspaper
               SEC number
               JH II fund number

INTERNATIONAL GROWTH FUND

SUBADVISER: Grantham, Mayo, Van Otterloo & Co. LLC ("GMO")

[GRAPHIC]

GOAL AND STRATEGY

The fund seeks high total return. To pursue this goal, the fund seeks to outperform its benchmark. The fund typically invests in a diversified portfolio of equity investments from the world's developed markets other than the U.S.

The subadviser, using proprietary research and multiple quantitative models, seeks to add value by capitalizing on inefficiencies it perceives in the pricing of growth stocks. The subadviser applies quantitative and fundamental investment principles to select growth stocks it believes have improving fundamentals and prices that reflect the relevant market's discount to their franchise value. The subadviser maintains diversification across countries, and tilts the fund's portfolio in favor of countries that it believes have the highest growth prospects or are most undervalued. The subadviser also considers factors that may influence the growth potential of a particular country, such as currency valuation. The factors considered by the subadviser and the models used may change over time.

The fund intends to be fully invested and generally will not take temporary defensive positions through investment in cash and high quality money market instruments. In pursuing its investment strategy, the Fund may (but is not obligated to) use exchange-traded and over-the-counter derivatives, including options, futures, and swap contracts, to (i) hedge equity exposure; (ii) replace direct investing (e.g., creating equity exposure through the use of futures contracts or other derivative instruments); (iii) manage risk by implementing shifts in investment exposure; and (iv) adjust its foreign currency exposure. The fund will not use derivative instruments to expose on a net basis more than 100% of its net assets to equity securities or markets, or to hold net aggregate foreign currency exposure in excess of the net assets of the fund. However, the fund's foreign currency exposure may differ significantly from the currency exposure represented by its equity investments. The fund also may take active overweighted and underweighted positions in particular currencies relative to its benchmark.

The fund is authorized to use all of the various investment strategies (including options, futures, currency and other derivatives transactions) referred to under "Hedging and Other Strategic Transactions" in the Statement of Additional Information.

In abnormal market conditions, the fund may temporarily invest extensively in cash and cash equivalents for defensive purposes. In taking these measures, the fund might not achieve its investment goal.

Benchmark. The fund's benchmark is the S&P/Citigroup Primary Market Index ("PMI") Europe, Pacific, Asia Composite ("EPAC") Growth Style Index, an independently maintained and published index composed of those stocks in the EPAC regions of the PMI that have a growth style. The PMI is the large-capitalization stock component of the S&P/Citigroup Broad Market Index ("BMI") (which includes listed shares of companies from developed and emerging market countries with a total available market capitalization of at least the local equivalent of US $100 million), representing the top 80% of available capital of the BMI in each country and including about 25% of the BMI issues.

[GRAPHIC]

PAST PERFORMANCE

Performance information is not presented for the fund because it commenced operations on October __, 2005 and has not yet completed a full calendar year of operations. Generally, performance may be expected to vary from year to year. Past performance, when presented, does not indicate future results.

[GRAPHIC]

MAIN RISKS

      - EQUITY SECURITIES RISK. Stock markets are volatile, and the price of equity securities such as common and preferred stocks (and their equivalents) will fluctuate. The value of equity securities purchased by the fund could decline if the financial condition of the companies in which the fund invests decline or if overall market and economic conditions deteriorate.

      - GROWTH STOCK RISK. Because growth securities typically do not make dividend payments to shareholders, investment returns are based on capital appreciation, making returns more dependent on market increases and decreases. Growth stocks may therefore be more volatile than non-growth stocks.

      - FOREIGN SECURITIES RISK. Foreign securities involve special risks, including potentially unfavorable currency exchange rates, limited government regulation (including less stringent investor protection and disclosure standards) and exposure to possible economic, political and social instability.

      - DERIVATIVES RISK. The fund's use of certain derivative instruments (such as options, futures and swaps) could produce disproportionate gains or losses. Derivatives are generally considered more risky than direct investments and, in a down market, could become harder to value or sell at a fair price.

[GRAPHIC]

YOUR EXPENSES

Operating expenses are paid from the fund's assets, and therefore are paid by shareholders indirectly.

ANNUAL OPERATING EXPENSES                  CLASS 1         CLASS 3
Management fee                              0.90%          0.90%
Distribution and service (12b-1) fees       0.05%          0.40%
Other expenses (a)                          0.13%          0.13%(b)
Total fund operating expenses               1.08%          1.43%(b)

----------
(a) Based on estimated amounts for the current fiscal year.

(b) The Adviser has contractually agreed to waive fees or reimburse Class 3 shares in an amount equal to the Expenses of Class 3 shares of the fund. If this waiver or reimbursement were not in effect, "Other expenses" and "Total fund operating expenses" would be 0.37% and 1.67%, respectively. This expense reimbursement shall continue in effect until November 1, 2006 and thereafter until terminated by the Advisor on notice to the Trust.

The hypothetical example below shows what your expenses would be if you invested $10,000 over the time periods indicated, assuming you reinvested all distributions and that the average annual return was 5%. The example is for comparison only, and does not represent the fund's actual expenses and returns, either past or future.

EXPENSE EXAMPLES      YEAR 1    YEAR 3
Class 1               $ 111     $ 345
Class 3               $ 146     $ 503

PORTFOLIO MANAGER

GMO's International Quantitative Investment Division manages the fund. The senior member of the Division with responsibilities for the fund and the year he joined the fund team are:

Dr. Thomas Hancock (October 2005)

See page __ for subadviser information and management biographies.

FUND CODES

CLASS 1        Ticker

               CUSIP
               Newspaper
               SEC number
               JH II fund number

CLASS 3        Ticker
               CUSIP
               Newspaper
               SEC number
               JH II fund number

INTERNATIONAL OPPORTUNITIES FUND

SUBADVISER: Marsico Capital Management, LLC ("Marsico")

[GRAPHIC]

GOAL AND STRATEGY

The fund seeks long-term growth of capital. To pursue this goal, the fund invests, under normal market conditions, at least 65% of its assets in common stocks of foreign companies that are selected for their long-term growth potential. The fund may invest in companies of any size throughout the world. The portfolio normally invests in issuers from at least three different countries not including the U.S. The fund may invest in common stocks of companies operating in emerging markets.

The fund uses an approach that combines "top-down" macroeconomic analysis with "bottom-up" stock selection. The "top-down" approach takes into consideration such macroeconomic factors as interest rates, inflation, the regulatory environment and the global competitive landscape. In addition, the subadviser may examine such factors as the most attractive global investment opportunities, industry consolidation and the sustainability of economic trends. As a result of the "top-down" analysis, the subadviser identifies sectors, industries and companies that it believes may benefit from the overall trends that the subadviser has observed.

The subadviser then looks for individual companies with earnings growth potential that may not be recognized by the market at large. In determining whether a particular company is suitable for investment, the subadviser may focus on any of a number of different attributes including the company's specific market expertise or dominances, its franchise durability and pricing power, solid fundamentals (e.g., a strong balance sheet, improving returns on equity, the ability to generate free cash flow, use of conservative accounting standards and transparent financial disclosure), strong and ethical management, apparent commitment to shareholder interests, and reasonable valuations in the context of projected growth rates. This is called "bottom-up" stock selection.

As part of this fundamental, "bottom-up" research, the subadviser may visit with various levels of a company's management as well as with its customers, suppliers and competitors. The subadviser may also prepare detailed earnings and cash flow models of some companies. These models enable the subadviser to attempt to project earnings growth and other important characteristics under different scenarios. Each model is customized to follow a particular company and is intended to seek to replicate and describe a company's past, present and projected future performance. The models generally include quantitative information and detailed narratives that reflect updated interpretations of corporate data.

The subadviser may reduce a position in or sell a security when it believes there is a deterioration in the company's financial situation, the security is overvalued, when there is a negative development in the company's competitive, regulatory or economic environment, when the subadviser finds other, more attractive opportunities, or for other reasons.

Primarily for hedging purposes, the fund may use options (including options on securities and securities indices), futures, and foreign currency forward contracts.

Under normal market conditions, the fund may invest up to 10% of its total assets in all types of fixed income securities and up to an additional 5% of its total assets in high-yield bonds and mortgage and asset-backed securities. The fund may also invest in the securities of other investment companies to a limited extent, and would intend to do so primarily for cash management purposes.

The fund is authorized to use all of the various investment strategies (including options, futures, currency and other derivatives transactions) referred to under "Hedging and Other Strategic Transactions" in the Statement of Additional Information.

In abnormal market conditions, the fund may temporarily invest extensively in cash and cash equivalents for defensive purposes. In taking these measures, the fund might not achieve its investment goal.

[GRAPHIC]

PAST PERFORMANCE

For periods prior to October __, 2005, the date on which the fund commenced operations, historical performance of the fund's shares is based on the performance of the shares of the fund's predecessor John Hancock Trust ("JHT") portfolio, the International Opportunities Trust. Performance information is not provided for the fund since its predecessor JHT portfolio commenced operations in May 2005 and has not yet completed a full calendar year of operations. Generally, performance may be expected to vary from year to year. Past performance, when presented, does not indicate future results.

[GRAPHIC]

MAIN RISKS

      - EQUITY SECURITIES RISK. Stock markets are volatile, and the price of equity securities such as common and preferred stocks (and their equivalents) will fluctuate. The value of equity securities purchased by the fund could decline if the financial condition of the companies in which the fund invests decline or if overall market and economic conditions deteriorate.

      - FOREIGN SECURITIES RISK. Foreign securities involve special risks, including potentially unfavorable currency exchange rates, limited government regulation (including less stringent investor protection and disclosure standards) and exposure to possible economic, political and social instability. To the extent the fund invests in emerging market countries, it's foreign securities risk will be higher.

      - DERIVATIVES RISK. The fund's use of certain derivative instruments (such as options, futures and swaps) could produce disproportionate gains or losses. Derivatives are generally considered more risky than direct investments and, in a down market, could become harder to value or sell at a fair price.

      - FIXED-INCOME SECURITIES RISK. Fixed-income securities or bonds are subject to credit risk and interest rate risk. The credit rating of bonds in the fund's portfolio could be downgraded or the issuer of a bond could default on its obligations. In general, lower-rated fixed-income securities involve more credit risk. When interest rates rise, bond prices generally fall.

      - PREPAYMENT RISK. The fund's share price or yield could be hurt if interest rate movements cause the fund's mortgage related securities to be paid off substantially earlier than expected.

[GRAPHIC]

YOUR EXPENSES

Operating expenses are paid from the fund's assets, and therefore are paid by shareholders indirectly.

ANNUAL OPERATING EXPENSES                  CLASS 1        CLASS 3
Management fee                              0.97%         0.97%
Distribution and service (12b-1) fees       0.05%         0.40%
Other expenses (a)                          0.14%         0.14%(b)
Total fund operating expenses               1.16%         1.51%(b)

----------
(a) Based on estimated amounts for the current fiscal year.

(b) The Adviser has contractually agreed to waive fees or reimburse Class 3 shares in an amount equal to the Expenses of Class 3 shares of the fund. If this waiver or reimbursement were not in effect, "Other expenses" and "Total fund operating expenses" would be 0.38% and 1.75%, respectively. This expense reimbursement shall continue in effect until November 1, 2006 and thereafter until terminated by the Advisor on notice to the Trust.

The hypothetical example below shows what your expenses would be if you invested $10,000 over the time periods indicated, assuming you reinvested all distributions and that the average annual return was 5%. The example is for comparison only, and does not represent the fund's actual expenses and returns, either past or future.

EXPENSE EXAMPLES    YEAR 1    YEAR 3    YEAR 5      YEAR 10
Class 1             $ 119     $ 369     $ 640       $ 1,412
Class 3             $ 154*    $ 528     $ 927       $ 2,043

----------
* Reflects contractual expense reimbursement for Class 3 shares (one year only).

PORTFOLIO MANAGER

Marsico's portfolio manager for the fund and its predecessor and the year he joined the fund team are:

James G. Gendelman (May 2005)

See page __ for subadviser information and management biographies.

FUND CODES

CLASS 1        Ticker
               CUSIP                 47803V713
               Newspaper
               SEC number
               JH II fund number

CLASS 3        Ticker
               CUSIP
               Newspaper
               SEC number
               JH II fund number

INTERNATIONAL SMALL CAP FUND

SUBADVISER: Templeton Investment Counsel, LLC ("Templeton")

[GRAPHIC]

GOAL AND STRATEGY

The fund seeks long-term capital appreciation. To pursue this goal, the fund invests primarily in the common stocks of smaller companies outside the U.S. Under normal market conditions, the fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in securities issued by foreign companies which have total stock market capitalizations or annual revenues of $4 billion or less ("small company securities").

The fund may invest in small company securities in emerging markets. In some emerging markets, the fund may invest in companies that qualify as smaller companies but that still are among the largest in the market. The fund may also invest a portion of its assets in the equity securities of larger foreign companies.

An equity security, or stock, represents a proportionate share of the ownership of a company; its value is based on the success of the company's business, any income paid to stockholders, the value of its assets, and general market conditions. Common stocks, preferred stocks and convertible securities are examples of equity securities. Convertible securities have characteristics of both debt securities (which is generally the form in which they are first issued) and equity securities (which are what they can be converted into).

The fund may invest more than 25% of its assets in the securities of companies located in any one country. At least 65% of the fund's total assets will normally be invested in foreign securities representing a minimum of three countries other than the U.S.

When choosing equity investments for the fund, Templeton applies a "bottom up", value-oriented, long-term approach, focusing on the market price of a company's securities relative to Templeton's evaluation of the company's long-term earnings, asset value and cash flow potential. The subadviser also considers a company's price/earnings ratio, profits margins and liquidation value.

The fund is authorized to use all of the various investment strategies (including options, futures, currency and other derivatives transactions) referred to under "Hedging and Other Strategic Transactions" in the Statement of Additional Information.

In abnormal market conditions, the fund may temporarily invest extensively in cash and cash equivalents for defensive purposes. In taking these measures, the fund might not achieve its investment goal.

[GRAPHIC]

PAST PERFORMANCE

The graph shows how the fund's total return has varied from year to year, while the table shows performance of Class 1 and Class 3 shares over time (along with a broad-based market index for reference). This information may help provide an indication of the fund's risks. For periods prior to October __, 2005, the date on which the fund commenced operations, historical performance of the fund's shares is based on the performance of the shares of the fund's predecessor John Hancock Trust ("JHT") portfolio, the International Small Cap Trust, as indicated in the notes to the table. All figures assume dividend reinvestment. Past performance does not indicate future results.

CLASS 1, TOTAL RETURNS
Best Quarter: Q4 `99, 58.65%
Worst Quarter: Q3 `01, -22.36%

INDEXES  (reflect no fees or taxes)

CITIGROUP GLOBAL EX U.S. < $2 BILLION INDEX, an unmanaged index that measures the performance of stocks issued by companies in developed markets with market capitalizations of under $2 billion, excluding companies based in the United States.

CLASS 1 CALENDAR YEAR TOTAL RETURNS

[BAR CHART]

1997    1998     1999      2000     2001       2002      2003     2004
0.8%    11.9%    84.9%    -29.2%   -31.1%     -16.7%     54.7%    21.2%

The year-to-date return as of September 30, 2005 is ____%.

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12-31-04 (a)

                                           1 YEAR     5 YEARS    SINCE INCEPTION
Class 1                                    21.23%     -5.28%          6.45%
Class 3 (b)                                21.23%     -5.28%          6.45%
Citigroup Global ex U.S. < $2 billion      29.99%      8.65%          6.74%

----------
(a) For periods prior to October __ , 2005, performance is based on the performance of the fund's predecessor JHT portfolio which commenced operations on March 4, 1996. The performance of Class 1 and Class 3 shares is based on the performance of Series I shares of the predecessor portfolio.

(b) The Class 3 shares have higher expenses than the Series I shares of the predecessor portfolio. Performance would be lower if adjusted for these higher expenses.

[GRAPHIC]

MAIN RISKS

      - EQUITY SECURITIES RISK. Stock markets are volatile, and the price of equity securities such as common and preferred stocks (and their equivalents) will fluctuate. The value of equity securities purchased by the fund could decline if the financial condition of the companies in which the fund invests decline or if overall market and economic conditions deteriorate.

      - FOREIGN SECURITIES RISK. Foreign securities involve special risks, including potentially unfavorable currency exchange rates, limited government regulation (including less stringent investor protection and disclosure standards) and exposure to possible economic, political and social instability. To the extent the fund invest in emerging markets, its foreign securities risk will be higher.

      - SMALL CAP STOCK RISK. The fund's investments in smaller companies may be subject to more erratic price movements than investments in larger, more established companies. Small cap companies may be developing or marketing new products or services for which markets are not yet and may never become established. While small, unseasoned companies may offer greater opportunities for capital growth than larger, more established companies, they also involve greater risks and should be considered speculative.

      - VALUE STOCK RISK. The fund's investments in value stocks carry the risk that the market will not recognize a security's intrinsic value for a long time or that a stock believed to be undervalued may actually be appropriately priced.

      - DERIVATIVES RISK. The fund's use of certain derivative instruments (such as options, futures and swaps) could produce disproportionate gains or losses. Derivatives are generally considered more risky than direct investments and, in a down market, could become harder to value or sell at a fair price.

[GRAPHIC]

YOUR EXPENSES

Operating expenses are paid from the fund's assets, and therefore are paid by shareholders indirectly.

ANNUAL OPERATING EXPENSES                  CLASS 1       CLASS 3
Management fee                              0.92%        0.92%
Distribution and service (12b-1) fees       0.05%        0.40%
Other expenses (a)                          0.16%        0.16%(b)
Total fund operating expenses               1.13%        1.48%(b)

----------
(a) Based on estimated amounts for the current fiscal year.

(b) The Adviser has contractually agreed to waive fees or reimburse Class 3 shares in an amount equal to the Expenses of Class 3 shares of the fund. If this waiver or reimbursement were not in effect, "Other expenses" and "Total fund operating expenses" would be 0.40% and 1.72%, respectively. This expense reimbursement shall continue in effect until November 1, 2006 and thereafter until terminated by the Advisor on notice to the Trust.

The hypothetical example below shows what your expenses would be if you invested $10,000 over the time periods indicated, assuming you reinvested all distributions and that the average annual return was 5%. The example is for comparison only, and does not represent the fund's actual expenses and returns, either past or future.

EXPENSE EXAMPLES        YEAR 1     YEAR 3     YEAR 5    YEAR 10
Class 1                 $ 115      $ 360      $ 624     $ 1,378
Class 3                 $ 151*     $ 518      $ 911     $ 2,010

----------
* Reflects contractual expense reimbursement for Class 3 shares (one year only).

PORTFOLIO MANAGERS

The Templeton portfolio managers for the fund and its predecessor and the year each joined the fund team are:

Tucker Scott, CFA (2003)
Cindy Sweeting, CFA (2003)
Simon Rudolph (2004)

See page __ for subadviser information and management biographies.

FUND CODES

CLASS 1        Ticker
               CUSIP                 47803V689
               Newspaper
               SEC number
               JH II fund number

CLASS 3        Ticker
               CUSIP
               Newspaper
               SEC number
               JH II fund number

INTERNATIONAL STOCK FUND

SUBADVISER: Grantham, Mayo, Van Otterloo & Co. LLC ("GMO")

[GRAPHIC]

GOAL AND STRATEGY

The fund seeks to achieve high total return by outperforming its benchmark. To pursue this goal, the fund typically invests in a diversified portfolio of equity investments from developed markets other than the U.S. Under normal circumstances, the fund invests at least 80% of its assets in equity investments.

The subadviser uses proprietary research and quantitative models to evaluate and select individual stocks, countries, and currencies based on several factors, including:

      Stocks -- valuation, firm quality, and improving fundamentals;

      Countries -- stock market valuation, positive GDP trends, positive market sentiment, and industrial competitiveness; and

      Currencies -- export and producer price parity, balance of payments, and interest rate differentials.

The factors considered by the subadviser and the models used may change over time. In using these models to construct the fund's portfolio, the subadviser expects that stock selection will reflect a slight bias for value stocks over growth stocks. The subadviser seeks to manage the fund's exposure to market capitalization categories (e.g., small cap, mid cap, and large cap) relative to the fund's benchmark.

The fund intends to be fully invested and generally will not take temporary defensive positions through investment in cash and high quality money market instruments. In pursuing its investment strategy, the fund may invest in derivatives (investments whose value is based on securities, indexes or currencies) and may manage risk by implementing shifts in investment exposure. The fund will not use derivative instruments to expose on a net basis more than 100% of its net assets to equity securities or markets, or to hold net aggregate foreign currency exposure in excess of the fund's net assets. However, the fund's foreign currency exposure may differ significantly from the currency exposure represented by its equity investments. The fund also may take active overweighted and underweighted positions in particular currencies relative to its benchmark.

The fund is authorized to use all of the various investment strategies (including options, futures, currency and other derivatives transactions) referred to under "Hedging and Other Strategic Transactions" in the Statement of Additional Information.

In abnormal market conditions, the fund may temporarily invest extensively in cash and cash equivalents for defensive purposes. In taking these measures, the fund might not achieve its investment goal.

Benchmark. The fund's benchmark is the is the MSCI EAFE (Europe, Australasia and Far East) Index ("MSCI EAFE Index"), a large capitalization international stock index that is independently maintained and published by Morgan Stanley Capital International.

[GRAPHIC]

PAST PERFORMANCE

The graph shows how the fund's total return has varied from year to year, while the table shows performance of Class 1 and Class 3 shares over time (along with a broad-based market index for reference). This information may help provide an indication of the fund's risks. For periods prior to October __, 2005, the date on which the fund commenced operations, historical performance of the fund's shares is based on the performance of the shares of the fund's predecessor John Hancock Trust ("JHT") portfolio, the International Stock Trust, as indicated in the notes to the table. All figures assume dividend reinvestment. Past performance does not indicate future results.

CLASS 1, TOTAL RETURNS
Best Quarter: Q4 `99, 23.58%

Worst Quarter: Q3 `02, -22.22%

INDEX (reflects no fees or taxes)

MSCI EAFE INDEX, an unmanaged broad based index that measures the performance of stocks issued by companies from 21 countries in Europe, Australasia and the Far East.

CLASS 1 CALENDAR YEAR TOTAL RETURNS

[BAR CHART]

1997    1998     1999      2000      2001       2002       2003      2004
1.4%    14.9%    29.7%    -16.6%    -21.5%     -21.7%      30.3%     15.6%

The year-to-date return as of September 30, 2005 is ____%.

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12-31-04 (a)

                       1 YEAR      5 YEARS     SINCE INCEPTION
Class 1                15.59%      -5.04%           1.95%
Class 3 (b)            15.59%      -5.04%           1.95%
MSCI EAFE Index        20.70%      -0.80%           5.21%

----------
(a) For periods prior to October __ , 2005, performance is based on the performance of the fund's predecessor JHT portfolio which commenced operations on January 1, 1997. The performance of Class 1 and Class 3 shares is based on the performance of Series I shares of the predecessor portfolio. Effective November 25, 2002 and then August 1, 2005, the predecessor JHT portfolio changed its subadviser. Performance reflects results prior to these changes.

(b) The Class 3 shares have higher expenses than the Series I shares of the predecessor portfolio. Performance would be lower if adjusted for these higher expenses.

[GRAPHIC]

MAIN RISKS

      - EQUITY SECURITIES RISK. Stock markets are volatile, and the price of equity securities such as common and preferred stocks (and their equivalents) will fluctuate. The value of equity securities purchased by the fund could decline if the financial condition of the companies in which the fund invests decline or if overall market and economic conditions deteriorate.

      - FOREIGN SECURITIES RISK. Foreign securities involve special risks, including potentially unfavorable currency exchange rates, limited government regulation (including less stringent investor protection and disclosure standards) and exposure to possible economic, political and social instability. To the extent the fund invests in emerging market countries, it's foreign securities risk will be higher.

      - DERIVATIVES RISK. The fund's use of certain derivative instruments (such as options, futures and swaps) could produce disproportionate gains or losses. Derivatives are generally considered more risky than direct investments and, in a down market, could become harder to value or sell at a fair price.

[GRAPHIC]

YOUR EXPENSES

Operating expenses are paid from the fund's assets, and therefore are paid by shareholders indirectly.

ANNUAL OPERATING EXPENSES                  CLASS 1      CLASS 3
Management fee                              0.89%       0.89%
Distribution and service (12b-1) fees       0.05%       0.40%
Other expenses (a)                          0.13%       0.13%(b)
Total fund operating expenses               1.07%       1.42%(b)

----------
(a) Based on estimated amounts for the current fiscal year.

(b) The Adviser has contractually agreed to waive fees or reimburse Class 3 shares in an amount equal to the Expenses of Class 3 shares of the fund. If this waiver or reimbursement were not in effect, "Other expenses" and "Total fund operating expenses" would be 0.37% and 1.66%, respectively. This expense reimbursement shall continue in effect until November 1, 2006 and thereafter until terminated by the Advisor on notice to the Trust.

The hypothetical example below shows what your expenses would be if you invested $10,000 over the time periods indicated, assuming you reinvested all distributions and that the average annual return was 5%. The example is for comparison only, and does not represent the fund's actual expenses and returns, either past or future.

EXPENSE EXAMPLES      YEAR 1     YEAR 3    YEAR 5     YEAR 10
Class 1               $ 109      $ 341     $ 591      $ 1,307
Class 3               $ 145*     $ 500     $ 880      $ 1,945

----------
* Reflects contractual expense reimbursement for Class 3 shares (one year only).

PORTFOLIO MANAGER

GMO's International Quantitative Investment Division manages the fund. The senior member of the Division with responsibilities for the fund and the year he joined the fund team are:

Dr. Thomas Hancock (October 2005)

See page __ for subadviser information.

FUND CODES

CLASS 1        Ticker
               CUSIP                 47803V663
               Newspaper
               SEC number
               JH II fund number

CLASS 3        Ticker
               CUSIP
               Newspaper
               SEC number
               JH II fund number

INTERNATIONAL VALUE FUND

SUBADVISER: Templeton Investment Counsel, LLC ("Templeton")

[GRAPHIC]

GOAL AND STRATEGY

The fund seeks long-term growth of capital. To pursue this goal, the fund invests, under normal market conditions, primarily in equity securities of companies located outside the U.S., including in emerging markets.

Equity securities generally entitle the holder to participate in a company's general operating results. These include common stocks and preferred stocks. The fund also invests in American, European and Global Depositary Receipts, which are certificates typically issued by a bank or trust company that give their holders the right to receive securities issued by a foreign or domestic company. Depending upon current market conditions, the fund generally invests up to 25% of its total assets in debt securities of companies and governments located anywhere in the world. Debt securities represent an obligation of the issuer to repay a loan of money to it, and generally provide for the payment of interest. Debt securities include bonds, notes and debentures.

Templeton's investment philosophy is "bottom-up," value-oriented, and long-term. In choosing equity investments, Templeton will focus on the market price of a company's securities relative to its evaluation of the company's long-term earnings, asset value and cash flow potential. A company's historical value measure, including price/earnings ratio, profit margins and liquidation value, will also be considered.

The fund does not currently intend to use any of the investment strategies referred to under "Hedging and Other Strategic Transactions" in the Statement of Additional Information.

In abnormal market conditions, the fund may temporarily invest extensively in cash and cash equivalents for defensive purposes. In taking these measures, the fund might not achieve its investment goal.

[GRAPHIC]

PAST PERFORMANCE

The graph shows how the fund's total return has varied from year to year, while the table shows performance of Class 1 and Class 3 shares over time (along with a broad-based market index for reference). This information may help provide an indication of the fund's risks. For periods prior to October __, 2005, the date on which the fund commenced operations, historical performance of the fund's shares is based on the performance of the shares of the fund's predecessor John Hancock Trust ("JHT") portfolio, the International Value Trust, as indicated in the notes to the table. All figures assume dividend reinvestment. Past performance does not indicate future results.

CLASS 1, TOTAL RETURNS

Best Quarter: Q2 `03, 24.18%
Worst Quarter: Q3 `02, -23.56%

INDEX  (reflects no fees or taxes)

MSCI EAFE INDEX -- an unmanaged broad based index that measures the performance of stocks issued by companies from 21 countries in Europe, Australasia and the Far East.

CLASS 1 CALENDAR YEAR TOTAL RETURNS

[BAR CHART]

2000      2001      2002     2003     2004
-6.5%    -10.0%    -17.8%    44.9%    21.5%

The year-to-date return as of September 30, 2005 is ____%.

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12-31-04 (a)

                       1 YEAR     5 YEARS     SINCE INCEPTION
Class 1                21.54%      4.03%           4.23%
Class 3 (b)            21.54%      4.03%           4.23%
MSCI EAFE Index        20.70%     -0.80%           2.62%

------------
(a) For periods prior to October __ , 2005, performance is based on the performance of the fund's predecessor JHT portfolio which commenced operations on May 1, 1999. The performance of Class 1 and Class 3 shares is based on the performance of Series I shares of the predecessor portfolio.

(b) The Class 3 shares have higher expenses than the Series I shares of the predecessor portfolio. Performance would be lower if adjusted for these higher expenses.

[GRAPHIC]

MAIN RISKS

- EQUITY SECURITIES RISK. Stock markets are volatile, and the price of equity securities such as common and preferred stocks (and their equivalents) will fluctuate. The value of equity securities purchased by the fund could decline if the financial condition of the companies in which the fund invests decline or if overall market and economic conditions deteriorate.

- FOREIGN SECURITIES RISK. Foreign securities involve special risks, including potentially unfavorable currency exchange rates, limited government regulation (including less stringent investor protection and disclosure standards) and exposure to possible economic, political and social instability. To the extent the fund invests in emerging market countries, its foreign securities risk will be higher.

- FIXED-INCOME SECURITIES RISK. Fixed-income securities or bonds are subject to credit risk and interest rate risk. The credit rating of bonds in the fund's portfolio could be downgraded or the issuer of a bond could default on its obligations. In general, lower-rated fixed-income securities involve more credit risk. When interest rates rise, bond prices generally fall.

- DERIVATIVES RISK. The fund's use of certain derivative instruments (such as options, futures and swaps) could produce disproportionate gains or losses. Derivatives are generally considered more risky than direct investments and, in a down market, could become harder to value or sell at a fair price.

- VALUE STOCK RISK. The fund's investments in value stocks carry the risk that the market will not recognize a security's intrinsic value for a long time or that a stock believed to be undervalued may actually be appropriately priced.

[GRAPHIC]

YOUR EXPENSES

Operating expenses are paid from the fund's assets, and therefore are paid by shareholders indirectly.

ANNUAL OPERATING EXPENSES                  CLASS 1    CLASS 3
Management fee (c)                          0.82%     0.82%
Distribution and service (12b-1) fees       0.05%     0.40%
Other expenses (a)                          0.11%     0.11%(b)
Total fund operating expenses (c)           0.98%     1.33%(b)

----------
(a) Based on estimated amounts for the current fiscal year.

(b) The Adviser has contractually agreed to waive fees or reimburse Class 3 shares in an amount equal to the Expenses of Class 3 shares of the fund. If this waiver or reimbursement were not in effect, "Other expenses" and "Total fund operating expenses" would be 0.35% and 1.57%, respectively. This expense reimbursement shall continue in effect until November 1, 2006 and thereafter until terminated by the Advisor on notice to the Trust.

(c) The Adviser has voluntarily agreed to waive its advisory fees so that the amount retained by the Adviser after payment of subadvisory fees for the fund does not exceed 0.45% of the fund's average net assets. If such reimbursement were reflected in the table, "Management fee" and Total fund operating expenses" would be, respectively, 0.80% and 0.96% for Class 1 shares and 80% and 1.31% for Class 3 shares. This voluntary expense reimbursement may be terminated any time.

The hypothetical example below shows what your expenses would be if you invested $10,000 over the time periods indicated, assuming you reinvested all distributions and that the average annual return was 5%. The example is for comparison only, and does not represent the fund's actual expenses and returns, either past or future.

EXPENSE EXAMPLES     YEAR 1     YEAR 3     YEAR 5     YEAR 10
Class 1              $ 100      $ 313      $ 543      $ 1,204
Class 3              $ 135*     $ 472      $ 833      $ 1,847

----------
* Reflects contractual expense reimbursement for Class 3 shares (one year only).

PORTFOLIO MANAGERS

The Templeton portfolio managers for the fund and its predecessor and the year each joined the fund team are:

Tucker Scott, CFA (team leader) (1999)
Cindy L. Sweeting, CFA (2003)
Antonio T. Docal, CFA (2003)

See page __ for subadviser information and management biographies.

FUND CODES

CLASS 1        Ticker
               CUSIP                 47803V648
               Newspaper
               SEC number
               JH II fund number

CLASS 3        Ticker
               CUSIP
               Newspaper
               SEC number
               JH II fund number

PACIFIC RIM FUND

SUBADVISER: MFC Global Investment Management (U.S.A.) Limited ("MFC Global (U.S.A.)")

[GRAPHIC]

GOAL AND STRATEGY

The fund seeks to achieve long-term growth of capital. To pursue this goal, the fund invests primarily in common stocks and equity-related securities of companies in countries located in the Pacific Rim region. Current income from dividends and interest will not be an important consideration in the selection of portfolio securities.

Under normal market conditions, the fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in common stocks and equity-related securities of established, larger-capitalization non-U.S. companies located in the Pacific Rim region that have attractive long-term prospects for growth of capital. Equity-related securities in which the fund may invest include: (i) preferred stocks, (ii) warrants and (iii) securities convertible into or exchangeable for common stocks. The fund may also invest up to 20% of its assets in countries outside the Pacific Rim region. The countries of the Pacific Rim region are: Australia, China, India, Indonesia, Hong Kong, Japan, Malaysia, New Zealand, Pakistan, Philippines, Singapore, South Korea, Taiwan and Thailand.

MFC Global (U.S.A.)'s decision to invest in a particular country or particular region will be based upon its evaluation of political, economic and market trends in the country or region and throughout the world. MFC Global (U.S.A.) will shift investments among countries and the world's capital markets in accordance with its ongoing analyses of trends and developments affecting such markets and securities.

To meet redemption requests or pending investment of its assets or during unusual market conditions, the fund may invest all or a portion of its assets in non-convertible, fixed income securities and cash and cash equivalents. These investments may be denominated in either U.S. or non-U.S. dollars. These securities may include debt of corporations, foreign governments and supranational organizations. To the extent the fund is in a defensive position, the ability to achieve its investment objective will be limited.

The fund may also purchase and sell the following equity-related financial instruments:

      -     exchange-listed call and put options on equity indices,

      -     over-the-counter ("OTC") and exchange-listed equity index futures,

      - OTC and exchange-listed call and put options on currencies in the portfolio, and

      - OTC foreign currency futures contracts on currencies in the portfolio.

A call option gives the holder the right to buy shares of the underlying security at a fixed price before a specified date in the future. A put option gives the holder the right to sell a specified number of shares of the underlying security at a particular price within a specified time period. See "Hedging and Other Strategic Transactions" in the Statement of Additional Information for further information on these investment strategies.

[GRAPHIC]

PAST PERFORMANCE

The graph shows how the fund's total return has varied from year to year, while the table shows performance of Class 1 and Class 3 shares over time (along with a broad-based market index for reference). This information may help provide an indication of the fund's risks. For periods prior to October __, 2005, the date on which the fund commenced operations, historical performance of the fund's shares is based on the performance of the shares of the fund's predecessor John Hancock Trust ("JHT") portfolio, the Pacific Rim Trust, as indicated in the notes to the table. All figures assume dividend reinvestment. Past performance does not indicate future results.

CLASS 1, TOTAL RETURNS
Best Quarter: Q4 `98, 24.41%
Worst Quarter: Q4 `97, -26.12%

INDEX (reflects no fees or taxes)

MSCI AC PACIFIC INDEX - a free float-adjusted n unmanaged market capitalization index that measures equity market performance in the Pacific Region.

CLASS 1 CALENDAR YEAR TOTAL RETURNS

[BAR CHART]

1995     1996     1997     1998     1999      2000      2001      2002     2003     2004
11.3%    9.8%    -34.1%    -4.6%    62.9%    -24.4%    -18.6%    -12.5%    40.4%    17.2%

The year-to-date return as of September 30, 2005 is ____%.

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12-31-04 (a)

                           1 YEAR     5 YEARS    10 YEARS
Class 1                    17.19%      -2.39%      1.04%
Class 3 (b)                17.19%      -2.39%      1.04%
MSCI AC Pacific Index      18.57%      -2.94%     -0.44%

----------
(a) For periods prior to October __ , 2005, performance is based on the performance of the fund's predecessor JHT portfolio which commenced operations on October 4, 1994. The performance of Class 1 and Class 3 shares is based on the performance of Series I shares of the predecessor portfolio.

(b) The Class 3 shares have higher expenses than the Series I shares of the predecessor portfolio. Performance would be lower if adjusted for these higher expenses.

[GRAPHIC]

MAIN RISKS

      - EQUITY SECURITIES RISK. Stock markets are volatile, and the price of equity securities such as common and preferred stocks (and their equivalents) will fluctuate. The value of equity securities purchased by the fund could decline if the financial condition of the companies in which the fund invests decline or if overall market and economic conditions deteriorate.

      - FOREIGN SECURITIES RISK. Foreign securities involve special risks, including potentially unfavorable currency exchange rates, limited government regulation (including less stringent investor protection and disclosure standards) and exposure to possible economic, political and social instability. To the extent the fund invests in emerging market countries, it's foreign securities risk will be higher.

      - DERIVATIVES RISK. The fund's use of certain derivative instruments (such as options, futures and swaps) could produce disproportionate gains or losses. Derivatives are generally considered more risky than direct investments and, in a down market, could become harder to value or sell at a fair price.

[GRAPHIC]

YOUR EXPENSES

Operating expenses are paid from the fund's assets, and therefore are paid by shareholders indirectly.

ANNUAL OPERATING EXPENSES                  CLASS 1     CLASS 3
Management fee                              0.80%      0.80%
Distribution and service (12b-1) fees       0.05%      0.40%
Other expenses (a)                          0.33%      0.33%(b)
Total fund operating expenses               1.18%      1.53%(b)

----------
(a) Based on estimated amounts for the current fiscal year.

(b) The Adviser has contractually agreed to waive fees or reimburse Class 3 shares in an amount equal to the Expenses of Class 3 shares of the fund. If this waiver or reimbursement were not in effect, "Other expenses" and

"Total fund operating expenses" would be 0.57% and 1.77%, respectively. This expense reimbursement shall continue in effect until November 1, 2006 and thereafter until terminated by the Advisor on notice to the Trust.

The hypothetical example below shows what your expenses would be if you invested $10,000 over the time periods indicated, assuming you reinvested all distributions and that the average annual return was 5%. The example is for comparison only, and does not represent the fund's actual expenses and returns, either past or future.

EXPENSE EXAMPLES     YEAR 1     YEAR 3     YEAR 5     YEAR 10
Class 1              $ 121      $ 376      $ 651      $ 1,436
Class 3              $ 156*     $ 534      $ 937      $ 2,064

----------
* Reflects contractual expense reimbursement for Class 3 shares (one year only).

PORTFOLIO MANAGER

The MFC Global (U.S.A.) portfolio managers for the fund and its predecessor and the year each joined the fund team are:

Seton Lor (2000)
Pauline Dan (May 2005)

See page __ for subadviser information and management biographies.

FUND CODES

CLASS 1        Ticker
               CUSIP
               Newspaper
               SEC number
               JH II fund number

CLASS 3        Ticker
               CUSIP
               Newspaper
               SEC number
               JH II fund number

                               FIXED-INCOME FUNDS

ACTIVE BOND FUND

SUBADVISERS: Declaration Management and Research LLC ("Declaration")
             John Hancock Advisers, LLC ("John Hancock Advisers")

[GRAPHIC]

GOAL AND STRATEGY

The fund seeks income and capital appreciation. To pursue this goal, the fund, an intermediate term bond fund, normally invests at least 80% of its assets in a diversified mix of debt securities and instruments including, but not limited to: U.S. Treasury and agency securities; asset-backed securities and mortgage-backed securities, including mortgage pass-through securities, commercial mortgage-backed securities and collateralized mortgage offerings; corporate bonds, both U.S. and foreign; and foreign government and agency securities.

The fund employs a multi-manager approach with two subadvisers, each of which employs its own investment approach and independently manages its portion of the fund's portfolio. The fund will be rebalanced quarterly so that each subadviser manages the following portion of the portfolio: 65% Declaration; and 35% John Hancock Advisers. These percentages are approximate. Since the fund is only rebalanced quarterly, the actual portion of the portfolio managed by each subdaviser will vary during the quarter. This allocation methodology may change in the future.

Declaration: In managing its portion of the portfolio, Declaration uses a combination of proprietary research and quantitative tools and seeks to identify bonds and bond sectors that are attractively priced based on market fundamentals and technical factors. The subadviser opportunistically emphasizes bonds with yields in excess of U.S. Treasury securities. This portion of the portfolio normally has no more than 10% of its assets in high yield bonds, invests in foreign securities only if U.S. dollar denominated and has an average credit rating of "A" or "AA." Except as otherwise stated below, this portion of the portfolio normally has 10% or less (usually lower) of its assets in cash and cash equivalents.

John Hancock Advisers: In managing its portion of the portfolio, John Hancock Advisers uses proprietary research to identify specific bond sectors, industries and bonds that are attractively priced. The subadviser tries to anticipate shifts in the business cycle, using economic and industry analysis to determine which sectors and industries might benefit over the next 12 months. This portion of the portfolio normally has no more than 25% of its assets in high yield bonds and may invest in both U.S. dollar denominated and non-U.S. dollar denominated foreign securities. This portion of the portfolio normally has an average credit rating of "A" or "AA." Except as otherwise stated below, this portion of the portfolio normally has 10% or less (usually lower) of its assets in cash and cash equivalents.

The fund is authorized to use all of the various investment strategies (including options, futures, currency and other derivatives transactions) referred to under "Hedging and Other Strategic Transactions" in the Statement of Additional Information.

The fund's turnover rate will generally exceed 100%.

In abnormal market conditions, the fund may temporarily invest extensively in cash and cash equivalents for defensive purposes. In taking these measures, the fund might not achieve its investment goal.

[GRAPHIC]

PAST PERFORMANCE

The graph shows how the fund's total return has varied from year to year, while the table shows performance of Class 1 and Class 3 shares over time (along with a broad-based market index for reference). This information may help provide an indication of the fund's risks. For periods prior to October __, 2005, the date on which the fund commenced operations, historical performance of the fund's shares is based on the performance of the shares of the fund's predecessor John Hancock Trust ("JHT") portfolio, the Active Bond Trust, as indicated in the notes to the table. All figures assume dividend reinvestment. Past performance does not indicate future results.

CLASS 1, TOTAL RETURNS

Best Quarter: Q2 '89, 7.14%
Worst Quarter: Q3 '87, -2.55%

INDEX (reflects no fees or taxes)

LEHMAN BROTHERS AGGREGATE BOND INDEX --an unmanaged index comprised of the Lehman Brothers Government/Corporate Bond Index, the Lehman Brothers Mortgage-Backed Securities Index and the Lehman Brothers Asset-Backed Securities Index that measures the performance of investment grade securities having a maturity of at least one year and which have more than $100 million of securities outstanding.

CLASS 1 CALENDAR YEAR TOTAL RETURNS

[BAR CHART]

1998    1999        2000       2001        2002        2003       2004
8.2%    -0.9%       10.5%      7.5%        7.3%        6.5%       4.8%

The year-to-date return as of September 30, 2005 is ____%.

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12-31-04 (a)

                                        1 YEAR  5 YEARS   10 YEARS
Class 1(b)                               4.75%   7.27%     7.63%
Class 3(c)                               4.75%   7.27%     7.63%
Lehman Brothers Aggregate Bond Index     4.34%   7.71%     7.72%

----------

(a) For periods prior to October __ , 2005, performance is based on the performance of the fund's predecessor JHT portfolio which commenced operations on April 29, 2005 when it succeeded to the operations and assumed the historical performance of the sole class of shares (the "VST Shares") of a John Hancock Variable Series Trust I portfolio which had commenced operations on March 29, 1986. The performance of Class 1 and Class 3 shares is based on the performance of Series I shares of the JHT predecessor portfolio.

(b) The Series I shares of the JHT predecessor portfolio had (and the Class 1 shares have) higher expenses than the VST Shares. Performance would be lower if adjusted for these higher expenses. (c) The Class 3 shares have higher expenses than the Series I shares of the JHT predecessor portfolio, and those Series I shares had higher expenses that the VST Shares. Performance would be lower if adjusted for these higher expenses.

 [GRAPHIC]

MAIN RISKS

      - INTEREST RATE RISK. Fixed-income securities are affected by changes in interest rates. When interest rates decline, the market value of fixed-income securities generally will increase. Conversely, when interest rates rise, the market value of fixed-income securities will generally decrease. The longer the remaining maturity of instruments held by the fund, the more sensitive the fund is to interest rate risk.

      - CREDIT RISK. Fixed-income securities or bonds are subject to the risk that the issuer will not repay all or part of the principal borrowed and will not make all interest payments. Lower quality and longer maturity bonds will be subject to greater credit risk and price fluctuations than higher quality and shorter maturity bonds. Bonds held by the fund may be affected by unfavorable political, economic, or government developments that could affect the repayment of principal or the payment of interest

      - HIGH YIELD SECURITIES RISK. Fixed-income securities that are not investment grade are commonly referred to as high yield securities or "junk bonds." These securities offer a potentially higher yield than other, higher rated securities, but they carry a greater degree of risk and are considered speculative by the major credit rating agencies.

      - FOREIGN SECURITIES RISK. Foreign securities involve special risks, including potentially unfavorable currency exchange rates, limited government regulation (including less stringent investor protection and disclosure standards) and exposure to possible economic, political and social instability.

      - ACTIVE PORTFOLIO TRADING RISK. The fund may actively trade portfolio securities, which could increase transaction costs (thus lowering performance) and increase your taxable distributions.

      - PREPAYMENT/CALL RISK. The fund's share price or yield could be hurt if interest rate movements cause its mortgage related or other asset-backed securities to be paid off substantially earlier than expected.

      - DERIVATIVES RISK. The fund's use of certain derivative instruments (such as options, futures and swaps) could produce disproportionate gains or losses. Derivatives are generally considered more risky than direct investments and, in a down market, could become harder to value or sell at a fair price.

[GRAPHIC]

YOUR EXPENSES

Operating expenses are paid from the fund's assets, and therefore are paid by shareholders indirectly.

ANNUAL OPERATING EXPENSES               CLASS 1   CLASS 3
Management fee                           0.60%     0.60%
Distribution and service (12b-1) fees    0.05%     0.40%
Other expenses (a)                       0.07%     0.07%(b)
Total fund operating expenses            0.72%     1.07%(b)

----------
(a) Based on estimated amounts for the current fiscal year.

(b) The Adviser has contractually agreed to waive fees or reimburse Class 3 shares in an amount equal to the Expenses of Class 3 shares of the fund. If this waiver or reimbursement were not in effect, "Other expenses" and "Total fund operating expenses" would be 0.31% and 1.31%, respectively. This expense reimbursement shall continue in effect until November 1, 2006 and thereafter until terminated by the Advisor on notice to the Trust.

The hypothetical example below shows what your expenses would be if you invested $10,000 over the time periods indicated, assuming you reinvested all distributions and that the average annual return was 5%. The example is for comparison only, and does not represent the fund's actual expenses and returns, either past or future.

EXPENSE EXAMPLES   YEAR 1    YEAR 3   YEAR 5   YEAR 10
Class 1            $   74    $  230   $  401   $  895
Class 3            $  109*   $  392   $  695   $1,558

---------
* Reflects contractual expense reimbursement for Class 3 shares (one year only).

PORTFOLIO MANAGERS

The Declaration portfolio managers for the fund and its predecessor and the year each joined the fund team are:

James E. Shallcross (2005)
Peter Farley (2005)

The John Hancock Advisers portfolio managers for the fund and its predecessor and the year each joined the fund team are:

Howard C. Greene, CFA (2005)
Benjamin A. Matthews (2005)
Barry C. Evans, CFA (2005)

See page __ for subadviser information and management biographies.

FUND CODES

CLASS 1   Ticker
          CUSIP                 47803V200
          Newspaper
          SEC number
          JH II fund number

CLASS 3   Ticker
          CUSIP
          Newspaper
          SEC number
          JH II fund number

CORE BOND FUND

SUBADVISER: Wells Fargo Fund Management ("Wells Fargo")

[GRAPHIC]

GOAL AND STRATEGY

The fund seeks total return consisting of income and capital appreciation. To pursue this goal, the fund invests, under normal market conditions, in a broad range of investment-grade debt securities, including: U.S. Government obligations, corporate bonds, mortgage- and other asset-backed securities and money market instruments. The subadviser invests in debt securities that the subadviser believes offer attractive yields and are undervalued relative to issues of similar credit quality and interest rate sensitivity. From time to time, the fund may also invest in unrated bonds that the subadviser believes are comparable to investment-grade debt securities. Under normal circumstances, the subadviser expects to maintain an overall effective duration range between 4 and 5 1/2 years.

Wells Fargo normally invests:

-     at least 80% of the fund's assets in bonds;

-     at least 80% of the total assets in investment-grade debt securities;

- up to 25% of the total assets in asset-backed securities, other than mortgage-backed securities;

- up to 20% of total assets in dollar-denominated obligations of foreign issuers; and

-     up to 10% of the total assets in stripped mortgage-backed securities.

As part of a mortgage-backed securities investment strategy, the fund may enter into dollar rolls. The fund may also enter into reverse repurchase agreements to enhance return.

In abnormal market conditions, the fund may temporarily invest extensively in cash and cash equivalents for defensive purposes. In taking these measures, the fund might not achieve its investment goal.

The fund's investment process may, at times, result in a higher than average portfolio turnover ratio.

The fund is authorized to use all of the various investment strategies (including options, futures, currency and other derivatives transactions) referred to under "Hedging and Other Strategic Transactions" in the Statement of Additional Information.

[GRAPHIC]

PAST PERFORMANCE

For periods prior to October __, 2005, the date on which the fund commenced operations, historical performance of the fund's shares is based on the performance of the shares of the fund's predecessor John Hancock Trust ("JHT") portfolio, the Core Bond Trust. Performance information is not provided for the fund since its predecessor JHT portfolio commenced operations in May 2005 and has not yet completed a full calendar year of operations. Generally, performance may be expected to vary from year to year. Past performance, when presented, does not indicate future results.

[GRAPHIC]

MAIN RISKS

      - INTEREST RATE RISK. Fixed-income securities are affected by changes in interest rates. When interest rates decline, the market value of fixed-income securities generally will increase. Conversely, when interest rates rise, the market value of fixed-income securities will generally decrease. The longer the remaining maturity of instruments held by the fund, the more sensitive the fund is to interest rate risk.

      - CREDIT RISK. Fixed-income securities or bonds are subject to the risk that the issuer will not repay all or part of the principal borrowed and will not make all interest payments. Lower quality and longer maturity bonds will be subject to greater credit risk and price fluctuations than higher quality and shorter maturity bonds. Bonds held by the fund may be affected by unfavorable political, economic, or government developments that could affect the repayment of principal or the payment of interest

      - PREPAYMENT/CALL RISK. The fund's share price or yield could be hurt if interest rate movements cause the fund's mortgage-related securities or stripped mortgage-backed securities to be paid off substantially earlier than expected.

      - PORTFOLIO DURATION RISK. Duration is a measure of the expected life of a fixed-income security that is used to determine the sensitivity of a security's price to changes in interest rates. A fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration.

      - DERIVATIVES RISK. The fund's use of certain derivative instruments (such as options, futures and swaps) could produce disproportionate gains or losses. Derivatives are generally considered more risky than direct investments and, in a down market, could become harder to value or sell at a fair price.

[GRAPHIC]

YOUR EXPENSES

Operating expenses are paid from the fund's assets, and therefore are paid by shareholders indirectly.

ANNUAL OPERATING EXPENSES                CLASS 1   CLASS 3
Management fee                            0.67%     0.67%
Distribution and service (12b-1) fees     0.05%     0.40%
Other expenses (a)                        0.08%     0.08%(b)
Total fund operating expenses             0.80%     1.15%(b)

----------
(a) Based on estimated amounts for the current fiscal year.

(b) The Adviser has contractually agreed to waive fees or reimburse Class 3 shares in an amount equal to the Expenses of Class 3 shares of the fund. If this waiver or reimbursement were not in effect, "Other expenses" and "Total fund operating expenses" would be 0.32% and 1.39%, respectively. This expense reimbursement shall continue in effect until November 1, 2006 and thereafter until terminated by the Advisor on notice to the Trust.

The hypothetical example below shows what your expenses would be if you invested $10,000 over the time periods indicated, assuming you reinvested all distributions and that the average annual return was 5%. The example is for comparison only, and does not represent the fund's actual expenses and returns, either past or future.

EXPENSE EXAMPLES  YEAR 1    YEAR 3   YEAR 5   YEAR 10
Class 1            $ 81      $254     $442     $  986
Class 3            $117*     $416     $738     $1,648

----------
* Reflects contractual expense reimbursement for Class 3 shares (one year only).

PORTFOLIO MANAGERS

The Wells Fargo portfolio managers for the fund and its predecessor and the year each joined the fund team are:

William Stevens (2005)
Marie Chandoha (2005)

See page __ for subadviser information and management biographies.

FUND CODES

CLASS 1  Ticker
         CUSIP                  47803V861
         Newspaper
         SEC number
         JH II fund number

CLASS 3  Ticker
         CUSIP
         Newspaper
         SEC number
         JH II fund number

GLOBAL BOND FUND

SUBADVISER: Pacific Investment Management Company LLC ("PIMCO")

[GRAPHIC]

GOAL AND STRATEGY

The fund seeks to realize maximum total return, consistent with preservation of capital and prudent investment management. To pursue this goal, the fund invests, under normal market conditions, at least 80% of its net assets (plus any borrowings for investment purposes) in fixed-income securities. These include fixed-income securities denominated in major foreign currencies and in U.S. dollars. The fund may also invest in baskets of foreign currencies (such as the euro) and the U.S. dollar.

These securities may be represented by futures contracts (including related options) with respect to such securities, and options on such securities, when PIMCO deems it appropriate to do so. Depending on PIMCO's current opinion as to the proper allocation of assets among domestic and foreign issuers, investments in the securities of issuers located outside the U.S. will normally vary between 25% and 75% of the portfolio's assets. The fund may invest up to 10% of its assets in fixed income securities that are rated below investment grade but rated "B" or higher by Moody's or Standard & Poor's (or, if unrated, determined by PIMCO to be of comparable quality). The average portfolio duration of the fund will normally vary within a three to seven year time frame. (Duration is a measure of the expected life of a fixed income security on a present value basis.)

In selecting securities for the fund, PIMCO utilizes economic forecasting, interest rate anticipation, credit and call risk analysis, foreign currency exchange rate forecasting, and other security selection techniques. The proportion of the fund's assets committed to investment in securities with particular characteristics (such as maturity, type and coupon rate) will vary based on PIMCO's outlook for the U.S. and foreign economies, the financial markets, and other factors.

The types of fixed income securities in which the fund may invest include the following securities which, unless otherwise noted, may be issued by domestic or foreign issuers and may be denominated in U.S. dollars or foreign currencies:

- securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities;

- corporate debt securities, including convertible securities and corporate commercial paper;

-     mortgage-backed and other asset-backed securities;

-     inflation-indexed bonds issued by both governments and corporations;

-     structured notes, including hybrid or "indexed" securities,

-     event-linked bonds;

-     loan participations;

-     delayed funding loan and revolving credit facilities;

- bank certificates of deposit, fixed time deposits and bankers' acceptances;

- debt securities issued by states or local governments and their agencies, authorities and other instrumentalities;

-     repurchase agreements and reverse repurchase agreements;

- obligations of foreign governments or their subdivisions, agencies and instrumentalities; and

-     obligations of international agencies or supranational entities.

Fixed-income securities may have fixed, variable, or floating rates of interest, including rates of interest that vary inversely at a multiple of a designated or floating rate, or that vary according to change in relative values of currencies.

The fund may:

- purchase and sell options on domestic and foreign securities, securities indexes and currencies,

-     purchase and sell futures and options on futures,

-     purchase and sell currency or securities on a forward basis,

- enter into interest rate, index, equity, credit default swaps and currency rate swap agreements.

The fund may use the above-mentioned strategies to obtain market exposure to the securities in which the portfolio primarily invests and to hedge currency risk. See "Hedging and Other Strategic Transactions" for further information on these investment strategies..

In abnormal market conditions, the fund may temporarily invest extensively in cash and cash equivalents for defensive purposes. In taking these measures, the fund might not achieve its investment goal.

[GRAPHIC]

PAST PERFORMANCE

The graph shows how the fund's total return has varied from year to year, while the table shows performance of Class 1, and Class 3 shares over time (along with a broad-based market index for reference). This information may help provide an indication of the fund's risks. For periods prior to October __, 2005, the date on which the fund commenced operations, historical performance of the fund's shares is based on the performance of the shares of the fund's predecessor John Hancock Trust ("JHT") portfolio, the Global Bond Trust, as indicated in the notes to the table. All figures assume dividend reinvestment. Past performance does not indicate future results.

CLASS 1, TOTAL RETURNS

Best Quarter: Q2 `02, 10.64%
Worst Quarter: Q1 `99, -4.81%

INDEX (reflects no fees or taxes)

JP MORGAN GLOBAL (UNHEDGED) BOND INDEX - a broad measure of bond performance in developed countries, including the U.S.

CLASS 1 CALENDAR YEAR TOTAL RETURNS

[BAR CHART]

1995    1996     1997    1998    1999    2000   2001    2002    2003    2004
23.2%    13%      3%      7.6%   -6.7%   1.7%   0.5%    20.1%   15.4%   10.4%

The year-to-date return as of September 30, 2005 is ____%.

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12-31-04 (a)

                                            1 YEAR    5 YEARS   10 YEARS
Class 1                                     10.38%     9.36%      8.45%
Class 3(b)                                  10.38%     9.36%      8.45%
JP Morgan Global (Unhedged) Bond Index      10.11%     8.85%      7.77%

----------

(a) For periods prior to October __ , 2005, performance is based on the performance of the fund's predecessor JHT portfolio which commenced operations on March 18, 1988. The performance of Class 1 and Class 3 shares is based on the performance of Series I shares of the predecessor portfolio. Effective May 1, 1999, the predecessor portfolio changed its subadviser and investment objective; performance reflects results prior to these changes.

(b) The Class 3 shares have higher expenses than the Series I shares of the predecessor portfolio. Performance would be lower if adjusted for these higher expenses.

[GRAPHIC]

MAIN RISKS

      - INTEREST RATE RISK. Fixed-income securities are affected by changes in interest rates. When interest rates decline, the market value of fixed-income securities generally will increase. Conversely, when interest rates rise, the market value of fixed-income securities will generally decrease. The longer the remaining maturity of instruments held by the fund, the more sensitive the fund is to interest rate risk.

      - CREDIT RISK. Fixed-income securities or bonds are subject to the risk that the issuer will not repay all or part of the principal borrowed and will not make all interest payments. Lower quality and longer maturity bonds will be subject to greater credit risk and price fluctuations than higher quality and shorter maturity bonds. Bonds held by the fund may be affected by unfavorable political, economic, or government developments that could affect the repayment of principal or the payment of interest

      - FOREIGN SECURITIES RISK. Foreign securities involve special risks, including potentially unfavorable currency exchange rates, limited government regulation (including less stringent investor protection and disclosure standards) and exposure to possible economic, political and social instability.

      - NON-DIVERSIFICATION RISK. The fund is non-diversified and may invest a high percentage of its assets in the securities of a small number of companies. This may result in more volatile performance relative to more diversified funds. The less diversified a fund's holdings are, the more a specific stock's poor performance is likely to affect its performance.

      - DERIVATIVES RISK. The fund's use of certain derivative instruments (such as options, futures and swaps) could produce disproportionate gains or losses. Derivatives are generally considered more risky than direct investments and, in a down market, could become harder to value or sell at a fair price.

[GRAPHIC]

YOUR EXPENSES

Operating expenses are paid from the fund's assets, and therefore are paid by shareholders indirectly.

ANNUAL OPERATING EXPENSES                CLASS 1   CLASS 3
Management fee                            0.70%     0.70%
Distribution and service (12b-1) fees     0.05%     0.40%
Other expenses (a)                        0.09%     0.09%(b)
Total fund operating expenses             0.84%     1.19%(b)

----------
(a) Based on estimated amounts for the current fiscal year.

(b) The Adviser has contractually agreed to waive fees or reimburse Class 3 shares in an amount equal to the Expenses of Class 3 shares of the fund. If this waiver or reimbursement were not in effect, "Other expenses" and "Total fund operating expenses" would be 0.33% and 1.43%, respectively. This expense reimbursement shall continue in effect until November 1, 2006 and thereafter until terminated by the Advisor on notice to the Trust.

The hypothetical example below shows what your expenses would be if you invested $10,000 over the time periods indicated, assuming you reinvested all distributions and that the average annual return was 5%. The example is for comparison only, and does not represent the fund's actual expenses and returns, either past or future.

EXPENSE EXAMPLES      YEAR 1   YEAR 3   YEAR 5  YEAR 10
Class 1                $ 86     $269     $467    $1,039
Class 3                $121*    $429     $759    $1,692

----------
* Reflects contractual expense reimbursement for Class 3 shares (one year only).

PORTFOLIO MANAGER

The PIMCO portfolio manager for the fund and its predecessor and the year he joined the fund team are:

Sudi Mariappa (2000)

See page __ for subadviser information and management biographies.

FUND CODES

CLASS 1  Ticker
         CUSIP                 47803V747
         Newspaper
         SEC number
         JH II fund number

CLASS 3  Ticker
         CUSIP
         Newspaper
         SEC number
         JH II fund number

HIGH YIELD FUND

SUBADVISER: Salomon Brothers Asset Management Inc. ("SaBAM")

[GRAPHIC]

GOAL AND STRATEGY

The fund seeks to realize an above-average total return over a market cycle of three to five years, consistent with reasonable risk. To pursue this goal, the fund invests, under normal market conditions, at least 80% of it's net assets (plus any borrowings for investment purposes) in high yield securities, including corporate bonds, preferred stocks, U.S. Government securities, mortgage-backed securities, loan assignments or participations and convertible securities which have the following ratings (or, if unrated, are considered by SaBAM to be of equivalent quality): "Ba" through "C" by Moody's and "BB" through "D" by Standard & Poor's.

Securities rated less than "Baa" by Moody's or "BBB" by Standard & Poor's are classified as non-investment grade securities and are commonly referred to as "junk bonds." The fund may also invest in investment grade securities.

The fund may invest in foreign bonds and other fixed-income securities denominated in foreign currencies, when, in the opinion of SaBAM, the combination of current yield and currency value offers attractive expected returns. Foreign securities in which the fund may invest include emerging market securities. SaBAM may utilize futures, swaps and other derivatives in managing the portfolio.

The fund may also invest in fixed- and floating-rate loans, which generally will be loan participations and assignments of such loans.

The fund is authorized to use all of the various investment strategies (including options, futures, currency and other derivatives transactions) referred to under "Hedging and Other Strategic Transactions" in the Statement of Additional Information.

In abnormal market conditions, the fund may temporarily invest extensively in cash and cash equivalents for defensive purposes. In taking these measures, the fund might not achieve its investment goal.

[GRAPHIC]

PAST PERFORMANCE

The graph shows how the fund's total return has varied from year to year, while the table shows performance of Class 1 and Class 3 shares over time (along with a broad-based market index for reference). This information may help provide an indication of the fund's risks. For periods prior to October __, 2005, the date on which the fund commenced operations, historical performance of the fund's shares is based on the performance of the shares of the fund's predecessor John Hancock Trust ("JHT") portfolio, the High Yield Bond Trust, as indicated in the notes to the table. All figures assume dividend reinvestment. Past performance does not indicate future results.

CLASS 1, TOTAL RETURNS

Best Quarter: Q2 `03, 7.94%
Worst Quarter: Q3 `98, -6.52%

INDEX (reflects no fees or taxes)

CITIGROUP HIGH YIELD INDEX -- an unmanaged index that measures the performance of selected high-yield fixed-income securities (sometimes referred to as "junk bonds").

CLASS 1 CALENDAR YEAR TOTAL RETURNS

[BAR CHART]

1997     1998    1999    2000       2001        2002       2003       2004
12.7%    2.8%    8.0%    -9.0%      -5.5%       -6.7%      24.2%      11.1%

The year-to-date return as of September 30, 2005 is ____%.

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12-31-04(a)

                               1 YEAR       5 YEARS      SINCE INCEPTION
Class 1                        11.06%        2.06%            4.16%
Class 3(b)                     11.06%        2.06%            4.16%
Citigroup High Yield Index     10.79%        7.22%            6.79%

----------
(a) For periods prior to October __ , 2005, performance is based on the performance of the fund's predecessor JHT portfolio which commenced operations on January 1, 1997. The performance of Class 1 and Class 3 shares is based on the performance of Series I shares of the predecessor portfolio.

(b) The Class 3 shares have higher expenses than the Series I shares of the predecessor portfolio. Performance would be lower if adjusted for these higher expenses.

[GRAPHIC]

MAIN RISKS

      - INTEREST RATE RISK. Fixed-income securities are affected by changes in interest rates. When interest rates decline, the market value of fixed-income securities generally will increase. Conversely, when interest rates rise, the market value of fixed-income securities will generally decrease. The longer the remaining maturity of instruments held by the fund, the more sensitive the fund is to interest rate risk.

      - CREDIT RISK. Fixed-income securities or bonds are subject to the risk that the issuer will not repay all or part of the principal borrowed and will not make all interest payments. Lower quality and longer maturity bonds will be subject to greater credit risk and price fluctuations than higher quality and shorter maturity bonds. Bonds held by the fund may be affected by unfavorable political, economic, or government developments that could affect the repayment of principal or the payment of interest

      - FOREIGN SECURITIES RISK. Foreign securities involve special risks, including potentially unfavorable currency exchange rates, limited government regulation (including less stringent investor protection and disclosure standards) and exposure to possible economic, political and social instability. To the extent the fund invests in emerging market countries, it's foreign securities risk will be higher.

      - PREPAYMENT/CALL RISK. The fund's share price or yield could be hurt if interest rate movements cause the fund's mortgage related securities to be paid off substantially earlier than expected.

      - HIGH YIELD SECURITIES RISK. Fixed-income securities that are not investment grade are commonly referred to as high yield securities or "junk bonds." These securities offer a potentially higher yield than other, higher rated securities, but they carry a greater degree of risk and are considered speculative by the major credit rating agencies.

      - DERIVATIVES RISK. The fund's use of certain derivative instruments (such as options, futures and swaps) could produce disproportionate gains or losses. Derivatives are generally considered more risky than direct investments and, in a down market, could become harder to value or sell at a fair price.

[GRAPHIC]

YOUR EXPENSES

Operating expenses are paid from the fund's assets, and therefore are paid by shareholders indirectly.

ANNUAL OPERATING EXPENSES                  CLASS 1         CLASS 3
Management fee                              0.66%           0.66%
Distribution and service (12b-1) fees       0.05%           0.40%
Other expenses (a)                          0.06%           0.06%(b)
Total fund operating expenses               0.77%           1.12%(b)

----------
(a) Based on estimated amounts for the current fiscal year.

(b) The Adviser has contractually agreed to waive fees or reimburse Class 3 shares in an amount equal to the Expenses of Class 3 shares of the fund. If this waiver or reimbursement were not in effect, "Other expenses" and "Total fund operating expenses" would be 0.30% and 1.36%, respectively. This expense reimbursement shall continue in effect until November 1, 2006 and thereafter until terminated by the Advisor on notice to the Trust.

The hypothetical example below shows what your expenses would be if you invested $10,000 over the time periods indicated, assuming you reinvested all distributions and that the average annual return was 5%. The example is for comparison only, and does not represent the fund's actual expenses and returns, either past or future.

EXPENSE EXAMPLES    YEAR 1    YEAR 3   YEAR 5    YEAR 10
Class 1              $ 78      $245     $425     $  949
Class 3              $114*     $407     $722     $1,614

----------
* Reflects contractual expense reimbursement for Class 3 shares (one year only).

PORTFOLIO MANAGERS

The members of SaBAM's Fixed Income Team for the fund and its predecessor and the year each joined the fund team are:

Peter Wilby, CFA (____)
Beth Semmel, CFA (____)
Thomas Flanagan, CFA (____)
James Craige, CFA (____)
John Madden (____)

See page __ for subadviser information and management biographies.

FUND CODES

CLASS 1   Ticker
          CUSIP                 47803V721
          Newspaper
          SEC number
          JH II fund number

CLASS 3   Ticker
          CUSIP
          Newspaper
          SEC number
          JH II fund number

INVESTMENT QUALITY BOND FUND

SUBADVISER: Wellington Management Company, LLP ("Wellington Management")

[GRAPHIC]

GOAL AND STRATEGY

The fund seeks to provide a high level of current income consistent with the maintenance of principle and liquidity. To pursue this goal, the fund invests, under normal market conditions, at least 80% of its net assets (plus any borrowings for investment purposes) in investment grade bonds. The fund will tend to focus on corporate bonds and U.S. government bonds with intermediate to longer term maturities.

Wellington Management's investment decisions derive from a three-pronged analysis, including:

-     sector analysis,

-     credit research, and

-     call protection.

Sector analysis focuses on the differences in yields among security types, issuers, and industry sectors. Credit research focuses on both quantitative and qualitative criteria established by Wellington Management, such as call protection (payment guarantees), an issuer's industry, operating and financial profiles, business strategy, management quality, and projected financial and business conditions. Individual purchase and sale decisions are made on the basis of relative value and the contribution of a security to the desired characteristics of the overall portfolio. Factors considered include:

-     relative valuation of available alternatives,

-     impact on portfolio yield, quality and liquidity, and

-     impact on portfolio maturity and sector weights.

Wellington Management attempts to maintain a high, steady and possibly growing income stream.

At least 80% of the fund's assets are invested in bonds and debentures, including:

- marketable investment grade debt securities of U.S. and foreign issuers (payable in U.S. dollars) rated at the time of purchase "Baa" or higher by Moody's or "BBB" or higher by Standard & Poor's (or, if unrated, of comparable quality as determined by Wellington Management), including privately placed debt securities, asset-backed securities and commercial mortgage-backed securities;

- securities issued or guaranteed as to principal or interest by the U.S. Government or its agencies or instrumentalities, including mortgage-backed securities; and

- cash and cash equivalent securities which are authorized for purchase by the Money Market Trust.

- up to 20% of the portfolio's assets in non-U.S. dollar fixed income securities including up to 5% emerging market fixed income securities.

The balance (no more than 20%) of the fund's assets may be invested in below investment grade bonds and other securities including privately placed debt securities and commercial mortgage-backed securities:

- U.S. and foreign debt securities rated "Ba" or lower by Moody's or "BB" or lower by Standard & Poor's (and unrated securities of comparable quality as determined by Wellington Management),

-     preferred stocks,

-     convertible securities (including those issued in the Euromarket),

-     securities carrying warrants to purchase equity securities, and

- non-U.S. dollar fixed income securities subject to the 20% limit set forth above.

In pursuing its investment objective, the fund may invest up to 20% of its assets in U.S. and foreign high yield (high risk) corporate and government debt securities (commonly known as "junk bonds"). These instruments are rated "Ba" or below by Moody's or "BB" or below by Standard & Poor's (or, if unrated, are deemed of comparable quality as determined by Wellington Management). No minimum rating standard is required for a purchase of high yield securities by the fund. While the fund may only invest up to 20% of its assets in securities rated in these rating categories at the time of investment, it is not required to dispose of bonds that may be downgraded after purchase, even though such downgrade may cause the fund to exceed this 20% maximum.

The fund is authorized to use all of the various investment strategies (including options, futures, currency and other derivatives transactions) referred to under "Hedging and Other Strategic Transactions" in the Statement of Additional Information.

In abnormal market conditions, the fund may temporarily invest extensively in cash and cash equivalents for defensive purposes. In taking these measures, the fund might not achieve its investment goal.

[GRAPHIC]

PAST PERFORMANCE

The graph shows how the fund's total return has varied from year to year, while the table shows performance of Class 1 and Class 3 shares over time (along with a broad-based market index for reference). This information may help provide an indication of the fund's risks. For periods prior to October __, 2005, the date on which the fund commenced operations, historical performance of the fund's shares is based on the performance of the shares of the fund's predecessor John Hancock Trust ("JHT") portfolio, the Investment Quality Bond Trust, as indicated in the notes to the table. All figures assume dividend reinvestment. Past performance does not indicate future results.

CLASS 1, TOTAL RETURNS

Best Quarter: Q3 `91, 6.57%
Worst Quarter: Q1 `90, -6.06%

INDEX (reflects no fees or taxes)

LEHMAN BROTHERS AGGREGATE BOND INDEX -- an unmanaged index comprised of the Lehman Brothers Government/Corporate Bond Index, the Lehman Brothers Mortgage-Backed Securities Index and the Lehman Brothers Asset-Backed Securities Index that measures the performance of investment grade securities having a maturity of at least one year and which have more than $100 million of securities outstanding.

COMBINED INDEX -- comprised of 50% of the return of the Lehman Brothers Government Bond Index and 50% of the return of the Lehman Brothers Credit Bond Index.

CLASS 1 CALENDAR YEAR TOTAL RETURNS

[BAR CHART]

1995       1996    1997    1998    1999     2000    2001    2002    2003   2004
19.5%      2.6%    9.8%    8.7%    -1.8%    9.4%    7.3%    9.9%    7.3%   4.8%

The year-to-date return as of September 30, 2005 is ____%.

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12-31-04 (a)

                                             1 YEAR   5 YEARS   10 YEARS
Class 1                                       4.81%    7.74%      7.63%
Class 3(b)                                    4.81%    7.74%      7.63%
Lehman Brothers Aggregate Bond Index (b)      4.34%    7.71%      7.72%
Combined Index                                4.36%    8.06%      7.94%

----------
(a) For periods prior to October __ , 2005, performance is based on the performance of the fund's predecessor JHT portfolio which commenced operations on June 18, 1985. The performance of Class 1 and Class 3 shares is based on the performance of Series I shares of the predecessor portfolio.

(b) The Class 3 shares have higher expenses than the Series I shares of the predecessor portfolio. Performance would be lower if adjusted for these higher expenses.

[GRAPHIC]

MAIN RISKS

      - CREDIT RISK. Fixed-income securities or bonds are subject to the risk that the issuer will not repay all or part of the principal borrowed and will not make all interest payments. Lower quality and longer maturity bonds will be subject to greater credit risk and price fluctuations than higher quality and shorter maturity bonds. Bonds held by the fund may be affected by unfavorable political, economic, or government developments that could affect the repayment of principal or the payment of interest

      - INTEREST RATE RISK. Fixed-income securities are affected by changes in interest rates. When interest rates decline, the market value of fixed-income securities generally will increase. Conversely, when interest rates rise, the market value of fixed-income securities will generally decrease. The longer the remaining maturity of instruments held by the fund, the more sensitive the fund is to interest rate risk.

      - FOREIGN SECURITIES RISK. Foreign securities involve special risks, including potentially unfavorable currency exchange rates, limited government regulation (including less stringent investor protection and disclosure standards) and exposure to possible economic, political and social instability. To the extent the fund invests in emerging market countries, it's foreign securities risk will be higher.

      - DERIVATIVES RISK. The fund's use of certain derivative instruments (such as options, futures and swaps) could produce disproportionate gains or losses. Derivatives are generally considered more risky than direct investments and, in a down market, could become harder to value or sell at a fair price.

      - HIGH YIELD SECURITIES RISK. Fixed-income securities that are not investment grade are commonly referred to as high yield securities or "junk bonds." These securities offer a potentially higher yield than other, higher rated securities, but they carry a greater degree of risk and are considered speculative by the major credit rating agencies.

[GRAPHIC]

YOUR EXPENSES

Operating expenses are paid from the fund's assets, and therefore are paid by shareholders indirectly.

ANNUAL OPERATING EXPENSES                CLASS 1   CLASS 3
Management fee                            0.60%     0.60%
Distribution and service (12b-1) fees     0.05%     0.40%
Other expenses (a)                        0.09%     0.09%(b)
Total fund operating expenses             0.74%     1.09%(b)

----------
(a) Based on estimated amounts for the current fiscal year.

(b) The Adviser has contractually agreed to waive fees or reimburse Class 3 shares in an amount equal to the Expenses of Class 3 shares of the fund. If this waiver or reimbursement were not in effect, "Other expenses" and "Total fund operating expenses" would be 0.34% and 1.34%, respectively. This expense reimbursement shall continue in effect until November 1, 2006 and thereafter until terminated by the Advisor on notice to the Trust.

The hypothetical example below shows what your expenses would be if you invested $10,000 over the time periods indicated, assuming you reinvested all distributions and that the average annual return was 5%. The example is for comparison only, and does not represent the fund's actual expenses and returns, either past or future.

EXPENSE EXAMPLES      YEAR 1   YEAR 3   YEAR 5    YEAR 10
Class 1                $ 76     $237     $411     $  918
Class 3                $111*    $398     $706     $1,581

----------
* Reflects contractual expense reimbursement for Class 3 shares (one year only).

PORTFOLIO MANAGERS

The Wellington Management portfolio managers for the fund and its predecessor and the year each joined the fund team are:

Thomas L. Pappas, CFA (1994)
Richard T. Crawford, CFA (1997)

See page __ for subadviser information and management biographies.

FUND CODES

CLASS 1   Ticker
          CUSIP                  47803V622
          Newspaper
          SEC number
          JH II fund number

CLASS 3   Ticker
          CUSIP
          Newspaper
          SEC number
          JH II fund number

MONEY MARKET FUND

SUBADVISER: MFC Global Investment Management (U.S.A.) Limited ("MFC Global (U.S.A.)")

[GRAPHIC]

GOAL AND STRATEGY

The fund seeks to obtain maximum current income consistent with preservation of principal and liquidity. To pursue this goal, the fund invests in high quality, U.S. dollar denominated money market instruments.

MFC Global (U.S.A.) may invest the fund's assets in high quality, U.S. dollar denominated money market instruments of the following types:

      - Obligations issued or guaranteed as to principal and interest by the U.S. Government, or any agency or authority controlled or supervised by and acting as an instrumentality of the U.S. Government pursuant to authority granted by Congress ("U.S. Government Securities"), or obligations of foreign governments including those issued or guaranteed as to principal or interest by the Government of Canada, the government of any province of Canada, or any Canadian or provincial Crown agency (any foreign obligation acquired by the fund must be payable in U.S. dollars);

      - Certificates of deposit, bank notes, time deposits, Eurodollars, Yankee obligations and bankers' acceptances of U.S. banks, foreign branches of U.S. banks and U.S. savings and loan associations which at the date of investment have capital, surplus and undivided profits as of the date of their most recent published financial statements in excess of $100,000,000 (or less than $100,000,000 if the principal amount of such back obligations is insured by the Federal Deposit Insurance Corporation of the Saving Association Insurance Fund);

      - Commercial paper which at the date of investment is rated (or guaranteed by a company whose commercial paper is rated) within the two highest credit rating categories by any NRSRO (such as "P-1" or "P-2" by Moody's or "A-1" or "A-2" by Standard & Poor's) or, if not rated, is issued by a company which the subadviser, acting pursuant to guidelines established by the Fund's Board of Trustees, has determined to be of minimal credit risk and comparable quality;

      - Corporate obligations maturing in 397 days or less which at the date of investment are rated within the two highest rating categories by any NRSRO (such as "Aa" or higher by Standard & Poor's);

      - Short-term obligations issued by state and local governmental issuers;

      - Securities that have been structured to be eligible money market instruments such as participation interests in special purpose trusts that meet the quality and maturity requirements in whole or in part due to features for credit enhancement or for shortening effective maturity; and

      - Repurchase agreements with respect to any of the foregoing obligations.

Commercial paper may include variable amount master demand notes, which are obligations that permit investment of fluctuating amounts at varying rates of interest. Such notes are direct lending arrangements between the fund and the note issuer. MFC Global (U.S.A.) monitors the creditworthiness of the note issuer and its earning power and cash flow. MFC Global (U.S.A.) will also consider situations in which all holders of such notes would redeem at the same time. Variable amount master demand notes are redeemable on demand.

All of the fund's investments will mature in 397 days or less and the portfolio maintains a dollar-weighted average portfolio maturity of 90 days or less. By limiting the maturity of its investments, the fund seeks to lessen the changes in the value of its assets caused by fluctuations in short-term interest rates. In addition, the fund invests only in securities which the Fund's Board of Trustees determines to present minimal credit risks and which at the time of purchase are "eligible securities" as defined by Rule 2a-7 under the Investment Company Act of 1940, as amended (the "1940 Act"). The fund also intends to maintain, to the extent practicable, a constant per share net asset value of $10.00. There is no assurance that the fund will be able to do so.

The fund may invest up to 20% of its assets in any of the U.S. dollar denominated foreign securities described above. The fund is not authorized to enter into mortgage dollar rolls or warrants.

The fund is not authorized to use any of the various investment strategies referred to under "Hedging and Other Strategic Transactions" in the Statement of Additional Information.

[GRAPHIC]

PAST PERFORMANCE

The graph shows how the fund's total return has varied from year to year, while the table shows performance of Class 1 and Class 3 shares over time (along with a broad-based market index for reference). This information may help provide an indication of the fund's risks. For periods prior to October __, 2005, the date on which the fund commenced operations, historical performance of the fund's shares is based on the performance of the shares of the fund's predecessor John Hancock Trust ("JHT") portfolio, the Money Market Trust, as indicated in the notes to the table. All figures assume dividend reinvestment. Past performance does not indicate future results.

CLASS 1, TOTAL RETURNS

Best Quarter: Q2 `89, 2.19%
Worst Quarter: Q1 `04 , 0.11%

INDEX (reflects no fees or taxes)

CITIGROUP U.S. 90 DAY T-BILL, - an unmanaged index that measures the rate of return for 90-day U.S. Treasury bills.

CLASS 1 CALENDAR YEAR TOTAL RETURNS

[BAR CHART]

1995    1996    1997    1998    1999     2000    2001    2002    2003    2004
5.6%    5.1%    5.2%     5.0%    4.6%     5.9%    3.6%    1.2%    0.6%    0.9%

The year-to-date return as of September 30, 2005 is ____%.

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12-31-04(a)

                                     1 YEAR   5 YEARS   10 YEARS
Class 1                               0.90%    2.39%      3.74%
Class 3(b)                            0.90%    2.39%      3.74%
Citigroup U.S. 90 Day T-Bill Index    1.24%    2.80%      4.00%

----------
(a) For periods prior to October __ , 2005, performance is based on the performance of the fund's predecessor JHT portfolio which commenced operations on June 18, 1985. The performance of Class 1 and Class 3 shares is based on the performance of Series I shares of the predecessor portfolio.

(b) The Class 3 shares have higher expenses than the Series I shares of the predecessor portfolio. Performance would be lower if adjusted for these higher expenses.

[GRAPHIC]

MAIN RISKS

      - MONEY MARKET RISK. The fund is not insured or guaranteed by the Federal Deposit Insurance Company or any other government agency. Although the fund seeks to preserve the value of the shareholder's investment at $10.00 per share, it is possible to lose money by investing in the fund. For example, the fund could lose money if a portfolio security is downgraded and must be sold at less than its the cost.

      - FOREIGN SECURITIES RISK. Foreign securities involve special risks, including potentially unfavorable currency exchange rates, limited government regulation (including less stringent investor protection and disclosure standards) and exposure to possible economic, political and social instability.

[GRAPHIC]

YOUR EXPENSES

Operating expenses are paid from the fund's assets, and therefore are paid by shareholders indirectly.

ANNUAL OPERATING EXPENSES                   CLASS 1         CLASS 3
Management fee                               0.48%           0.48%
Distribution and service (12b-1) fees        0.05%           0.40%
Other expenses (a)                           0.04%           0.04%(b)
Total fund operating expenses                0.57%           0.92%(b)

----------
(a) Based on estimated amounts for the current fiscal year.

(b) The Adviser has contractually agreed to waive fees or reimburse Class 3 shares in an amount equal to the Expenses of Class 3 shares of the fund. If this waiver or reimbursement were not in effect, "Other expenses" and "Total fund operating expenses" would be 0.28% and 1.16%, respectively. This expense reimbursement shall continue in effect until November 1, 2006 and thereafter until terminated by the Advisor on notice to the Trust.

The hypothetical example below shows what your expenses would be if you invested $10,000 over the time periods indicated, assuming you reinvested all distributions and that the average annual return was 5%. The example is for comparison only, and does not represent the fund's actual expenses and returns, either past or future.

EXPENSE EXAMPLES      YEAR 1   YEAR 3   YEAR 5    YEAR 10
Class 1                $ 58     $183     $318     $  714
Class 3                $ 94*    $345     $615     $1,388

----------
* Reflects contractual expense reimbursement for Class 3 shares (one year only).

FUND CODES

CLASS 1   Ticker
          CUSIP
          Newspaper
          SEC number
          JH II fund number

CLASS 3   Ticker
          CUSIP
          Newspaper
          SEC number
          JH II fund number

REAL RETURN BOND FUND

SUBADVISER: Pacific Investment Management Company LLC ("PIMCO")

[GRAPHIC]

GOAL AND STRATEGY

The fund seeks maximum real return, consistent with preservation of real capital and prudent investment management. To pursue this goal, the fund invests, under normal circumstances, at least 80% of its net assets (plus borrowings for investment purposes) in inflation-indexed bonds of varying maturities issued by the U.S. and non-U.S. governments, their agencies or instrumentalities, and corporations.

Inflation-indexed bonds are fixed-income securities that are structured to provide protection against inflation. The value of the bond's principal or the interest income paid on the bond is adjusted to track changes in an official inflation measure. The U.S. Treasury uses the Consumer Price Index for Urban Consumers as the inflation measure. Inflation-indexed bonds issued by a foreign government are generally adjusted to reflect a comparable inflation index, calculated by that government. "Real return" equals total return less the estimated cost of inflation, which is typically measured by the change in an official inflation measure.

The average portfolio duration of the fund normally varies within two years (plus or minus) of the duration of the Lehman Global Real: U.S. TIPS Index.

The fund invests primarily in investment grade securities, but may invest up to 10% of its total assets in high yield securities (commonly known as "junk bonds") rated "B" or higher by Moody's or Standard & Poor's, or, if unrated, determined by PIMCO to be of comparable quality.

The fund may also invest up to 20% of its total assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar denominated securities of foreign issuers. The fund will normally hedge at least 75% of its exposure to foreign currency to reduce the risk of loss due to fluctuations in currency exchange rates.

The fund may also lend its portfolio securities to brokers, dealers, and other financial institutions to earn income and may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls).

The fund is non-diversified, which means that it may concentrate its assets in a smaller number of issuers than a diversified fund.

The fund is authorized to use all of the various investment strategies (including options, futures, currency and other derivatives transactions) referred to under "Hedging and Other Strategic Transactions" in the Statement of Additional Information.

In abnormal market conditions, the fund may temporarily invest extensively in cash and cash equivalents for defensive purposes. In taking these measures, the fund might not achieve its investment goal.

[GRAPHIC]

PAST PERFORMANCE

The graph shows how the fund's total return has varied from year to year, while the table shows performance of Class 1 and Class 3 shares over time (along with a broad-based market index for reference). This information may help provide an indication of the fund's risks. For periods prior to October 31, 2005, the date on which the fund commenced operations, historical performance of the fund's shares is based on the performance of the shares of the fund's predecessor John Hancock Trust ("JHT") portfolio, the Real Return Bond Trust, as indicated in the notes to the table. All figures assume dividend reinvestment. Past performance does not indicate future results.

CLASS 1, TOTAL RETURNS

Best Quarter: Q1 `04, 5.80%
Worst Quarter: Q2 `04, -3.02%

INDEX (reflects no fees or taxes)

LEHMAN BROTHERS GLOBAL REAL U.S. TIPS INDEX, - an unmanaged market index that measures the performance of U.S. Treasury Linked index securities.

CLASS 1 CALENDAR YEAR TOTAL RETURNS

[BAR CHART]

    2004
    9.1%

The year-to-date return as of September 30, 2005 is ____%.

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12-31-04(a)

                                                1 YEAR      SINCE INCEPTION
Class 1                                          9.06%           8.45%
Class 3(b)                                       9.06%           8.45%
Lehman Brothers Global Real U.S. TIPS Index      8.46%           8.53%

----------
(a) For periods prior to October __ , 2005, performance is based on the performance of the fund's predecessor JHT portfolio which commenced operations on May 5, 2003. The performance of Class 1 and Class 3 shares is based on the performance of Series I shares of the predecessor portfolio.

(b) The Class 3 shares have higher expenses than the Series I shares of the predecessor portfolio. Performance would be lower if adjusted for these higher expenses.

[GRAPHIC]

MAIN RISKS

      - CREDIT RISK. Fixed-income securities or bonds are subject to the risk that the issuer will not repay all or part of the principal borrowed and will not make all interest payments. Lower quality and longer maturity bonds will be subject to greater credit risk and price fluctuations than higher quality and shorter maturity bonds. Bonds held by the fund may be affected by unfavorable political, economic, or government developments that could affect the repayment of principal or the payment of interest

      - INTEREST RATE RISK. Fixed-income securities are affected by changes in interest rates. When interest rates decline, the market value of fixed-income securities generally will increase. Conversely, when interest rates rise, the market value of fixed-income securities will generally decrease. The longer the remaining maturity of instruments held by the fund, the more sensitive the fund is to interest rate risk.

      - FOREIGN SECURITIES RISK. Foreign securities involve special risks, including potentially unfavorable currency exchange rates, limited government regulation (including less stringent investor protection and disclosure standards) and exposure to possible economic, political and social instability.

      - NON-DIVERSIFICATION RISK. The fund is non-diversified and may invest a high percentage of its assets in the securities of a small number of companies. This may result in more volatile performance relative to more diversified funds. The less diversified a fund's holdings are, the more a specific stock's poor performance is likely to affect its performance.

      - DERIVATIVES RISK. The fund's use of certain derivative instruments (such as options, futures and swaps) could produce disproportionate gains or losses. Derivatives are generally considered more risky than direct investments and, in a down market, could become harder to value or sell at a fair price.

[GRAPHIC]

YOUR EXPENSES

Operating expenses are paid from the fund's assets, and therefore are paid by shareholders indirectly.

ANNUAL OPERATING EXPENSES                     CLASS 1         CLASS 3
Management fee                                 0.70%           0.70%
Distribution and service (12b-1) fees          0.05%           0.40%
Other expenses (a)                             0.05%           0.05%(b)
Total fund operating expenses                  0.80%           1.15%(b)

----------
(a) Based on estimated amounts for the current fiscal year.

(b) The Adviser has contractually agreed to waive fees or reimburse Class 3 shares in an amount equal to the Expenses of Class 3 shares of the fund. If this waiver or reimbursement were not in effect, "Other expenses" and "Total fund operating expenses" would be 0.29% and 1.39%, respectively. This expense reimbursement shall continue in effect until November 1, 2006 and thereafter until terminated by the Advisor on notice to the Trust.

The hypothetical example below shows what your expenses would be if you invested $10,000 over the time periods indicated, assuming you reinvested all distributions and that the average annual return was 5%. The example is for comparison only, and does not represent the fund's actual expenses and returns, either past or future.

EXPENSE EXAMPLES     YEAR 1   YEAR 3   YEAR 5    YEAR 10
Class 1               $ 82     $256     $445     $  993
Class 3               $117     $416     $738     $1,648

----------
* Reflects contractual expense reimbursement for Class 3 shares (one year only).

PORTFOLIO MANAGER

The PIMCO portfolio manager for the fund and its predecessor and the year he joined the fund team are:

John B. Brynjolfsson, CFA (2000)

See page __ for subadviser information and management biographies.

FUND CODES

CLASS 1   Ticker
          CUSIP                  47803X701
          Newspaper
          SEC number
          JH II fund number

CLASS 3   Ticker
          CUSIP
          Newspaper
          SEC number
          JH II fund number

SHORT-TERM BOND FUND

SUBADVISER:  Declaration Management & Research LLC ("Declaration")

[GRAPHIC]

GOAL AND STRATEGY

The fund seeks income and capital appreciation. To pursue this goal, the fund normally invests at least 80% of its assets in a diversified mix of debt securities and instruments, including but not limited to: U.S. Treasury and Agency securities; asset-backed securities and mortgage-backed securities including mortgage pass-through securities, commercial mortgage-backed securities ("CMBS") and collateralized mortgage offerings ("CMOs"); corporate bonds, both U.S. and foreign (if dollar denominated); and foreign governmental and agency securities (if dollar denominated).

The subadviser evaluates specific bonds and bond sectors using a combination of proprietary research and quantitative tools and seeks to identify bonds and bond sectors that are believed to be attractively priced based upon market fundamentals and technical factors. The subadviser opportunistically emphasizes bonds with yields in excess of U.S. Treasury securities.

The portfolio normally has:

-     An average credit quality rating of "A" or "AA";

-     A weighted average effective maturity between one and three years; and

-     No more than 15% of its assets in high yield bonds;

The fund may have significant exposure to derivatives (investments whose value is based on indices or other securities), such as forwards, futures, options and swaps. The subadviser actively uses derivatives to manage the average maturity and interest rate sensitivity of the fund. Currency management strategies are primarily used for hedging purposes and to protect against changes in foreign currency exchange rates.

The fund's turnover rate will generally exceed 100%.

The fund is authorized to use all of the various investment strategies (including options, futures, currency and other derivatives transactions) referred to under "Hedging and Other Strategic Transactions" in the Statement of Additional Information.

The fund normally has 10% or less (usually lower) of its assets in cash and cash equivalents. In abnormal market conditions, the fund may temporarily invest extensively in cash and cash equivalents for defensive purposes. In taking these measures, the fund might not achieve its investment goal.

[GRAPHIC]

PAST PERFORMANCE

The graph shows how the fund's total return has varied from year to year, while the table shows performance of Class 1 and Class 3 shares over time (along with a broad-based market index for reference). This information may help provide an indication of the fund's risks. For periods prior to October __, 2005, the date on which the fund commenced operations, historical performance of the fund's shares is based on the performance of the shares of the fund's predecessor John Hancock Trust ("JHT") portfolio, the Short-Term Bond Trust, as indicated in the notes to the table. All figures assume dividend reinvestment. Past performance does not indicate future results.

CLASS 1, TOTAL RETURNS

Best Quarter: Q2 `95, 3.87%
Worst Quarter: Q2 `04, -0.96%

INDEXES  (reflect no fees or taxes)

LEHMAN BROTHERS 1-3 YEAR AGGREGATE BOND INDEX -- an unmanaged index that measures the performance of investment grade securities having a maturity of at least one year but less than three years, and which have more than $100 million of securities outstanding.

COMBINED INDEX -- represents the Merrill Lynch 1-5 Year Government Bond Index from May 1994 to April 1998; 65% Lehman Brothers 1-3 Year Credit Bond Index and 35% Lehman Brothers 1-3 Year Government Bond Index from May 1998 to April 2002; and the Lehman Brothers Aggregate Bond index from May 2002 and thereafter.

CLASS 1 CALENDAR YEAR TOTAL RETURNS

[BAR CHART]

1995      1996    1997    1998    1999   2000    2001   2002    2003    2004
11.5%     3.6%    6.4%    5.8%    3.0%   8.0%    8.1%   5.7%    2.8%    1.4%

The year-to-date return as of September 30, 2005 is ____%.

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12-31-04 (a)

                                                                  1 YEAR         5 YEARS           10 YEARS
Class 1 (b)                                                        1.42%          5.15%             5.58%
Class 3 (c)                                                        1.42%          5.15%             5.58%
Lehman Brothers 1-3 Year Aggregate Bond Index                      1.43%          5.34%              N/A
Combined Index                                                     1.43%          5.34%             6.14%

--------

(a) For periods prior to October __ , 2005, performance is based on the performance of the fund's predecessor portfolio which commenced operations on April 29, 2005 when it succeeded to the operations and assumed the historical performance of the sole class of shares (the "VST Shares") of a John Hancock Variable Series Trust I portfolio which had commenced operations on May 1, 1994. The performance of Class 1 and Class 3 shares is based on the performance of Series I shares of the JHT predecessor portfolio.

(b) The Series I shares of the JHT predecessor portfolio had (and the Class 1 shares have) higher expenses than the VST Shares. Performance would be lower if adjusted for these higher expenses.

(c) The Class 3 shares have higher expenses than the Series I shares of the JHT predecessor portfolio, and those Series I shares had higher expenses that the VST Shares. Performance would be lower if adjusted for these higher expenses.

[GRAPHIC]

MAIN RISKS

      - CREDIT RISK. Fixed-income securities or bonds are subject to the risk that the issuer will not repay all or part of the principal borrowed and will not make all interest payments. Lower quality and longer maturity bonds will be subject to greater credit risk and price fluctuations than higher quality and shorter maturity bonds. Bonds held by the fund may be affected by unfavorable political, economic, or government developments that could affect the repayment of principal or the payment of interest

      - INTEREST RATE RISK. Fixed-income securities are affected by changes in interest rates. When interest rates decline, the market value of fixed-income securities generally will increase. Conversely, when interest rates rise, the market value of fixed-income securities will generally decrease. The longer the remaining maturity of instruments held by the fund, the more sensitive the fund is to interest rate risk.

      - HIGH YIELD SECURITIES RISK. Fixed-income securities that are not investment grade are commonly referred to as high yield securities or "junk bonds." These securities offer a potentially higher yield than other, higher rated securities, but they carry a greater degree of risk and are considered speculative by the major credit rating agencies.

      - FOREIGN SECURITIES RISK. Foreign securities involve special risks, including potentially unfavorable currency exchange rates, limited government regulation (including less stringent investor protection and disclosure standards) and exposure to possible economic, political and social instability.

      - PORTFOLIO DURATION RISK. Duration is a measure of the expected life of a fixed-income security that is used to determine the sensitivity of a security's price to changes in interest rates. A fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration.

      - ACTIVE PORTFOLIO TRADING RISK. The fund may actively trade portfolio securities, which could increase transaction costs (thus lowering performance) and increase your taxable distributions.

      - PREPAYMENT/CALL RISK. The fund's share price or yield could be hurt if interest rate movements cause the fund's mortgage-related or other asset-backed securities to be paid off substantially earlier than expected.

      - DERIVATIVES RISK. The fund's use of certain derivative instruments (such as options, futures and swaps) could produce disproportionate gains or losses. Derivatives are generally considered more risky than direct investments and, in a down market, could become harder to value or sell at a fair price.

      - CONCENTRATION RISK. To the extent the fund invests in securities of a relatively small number of issuers, it could experience more volatile performance relative to funds that invest in a larger number of issuers.

[GRAPHIC]

YOUR EXPENSES

Operating expenses are paid from the fund's assets, and therefore are paid by shareholders indirectly.

ANNUAL OPERATING EXPENSES                         CLASS 1         CLASS 3
Management fee                                     0.59%           0.59%
Distribution and service (12b-1) fees              0.05%           0.40%
Other expenses (a)                                 0.47%           0.47% (b)
Total fund operating expenses                      1.11%           1.46% (b)

--------------

(a) Based on estimated amounts for the current fiscal year.

(b) The Adviser has contractually agreed to waive fees or reimburse Class 3 shares in an amount equal to the Expenses of Class 3 shares of the fund. If this waiver or reimbursement were not in effect, "Other expenses" and "Total fund operating expenses" would be 0.71% and 1.70%, respectively. This expense reimbursement shall continue in effect until November 1, 2006 and thereafter until terminated by the Advisor on notice to the Trust.

The hypothetical example below shows what your expenses would be if you invested $10,000 over the time periods indicated, assuming you reinvested all distributions and that the average annual return was 5%. The example is for comparison only, and does not represent the fund's actual expenses and returns, either past or future.

EXPENSE EXAMPLES         YEAR 1           YEAR 3          YEAR 5           YEAR 10
Class 1                   $114             $354            $613             $1,356
Class 3                   $149*            $512            $900             $1,989

--------

* Reflects contractual expense reimbursement for Class 3 shares (one year only).

PORTFOLIO MANAGERS

The Declaration portfolio managers for the fund and its predecessor and the year each joined the fund team are:

James E. Shallcross (April 2005)

Peter Farley (April 2005)

See page __ for subadviser information and management biographies.

FUND CODES

CLASS 1        Ticker
               CUSIP
               Newspaper
               SEC number
               JH II fund number

CLASS 3        Ticker
               CUSIP
               Newspaper
               SEC number
               JH II fund number

SPECTRUM INCOME FUND

SUBADVISER:  T. Rowe Price Associates, Inc. ("T. Rowe Price")

[GRAPHIC]

GOAL AND STRATEGY

The fund seeks a high level of current income with moderate share price fluctuation. To pursue this goal, the fund diversifies its assets widely among market segments. The fund seeks to maintain broad exposure to several markets in an attempt to reduce the impact of markets that are declining and to benefit from good performance in particular market segments over time.

The fund normally invests in a diversified portfolio of domestic and international bonds which are chosen across the entire spectrum of government, corporate and mortgage-backed bonds. The fund will also seek equity income through investments in dividend-paying stocks. Cash reserves will be invested in money market securities and shares of T. Rowe Price money market funds.

Fixed-income securities may be of short-, intermediate- and long-term maturities, and will comprise a range of credit qualities. The fund's fixed-income investments will typically include investment grade corporate securities and asset-backed and mortgage-related securities, and there is no limit on the fund's investments in these securities. Mortgage-related investments could include mortgage dollar rolls and investments in more volatile stripped mortgage securities and collateralized mortgage obligations (CMOs). The fund may invest a substantial portion (up to 40% of its total assets) in below-investment grade fixed income securities (or if unrated, of equivalent quality as determined by T. Rowe Price), commonly known as "junk bonds." Junk bonds involve a higher degree of credit risk and price volatility than other higher-rated fixed income securities. The fund may invest in U.S. government securities, GNMAs, and other agency-related fixed income securities, and there is no limit on the portfolio's investment in these securities. The fund may also invest up to 45% of its total assets in foreign government and emerging market fixed income securities (excluding Yankee bonds). Foreign currency forwards and futures may be used to protect the fund's foreign securities from adverse currency movements relative to the U.S. dollar.

Individual fixed income securities are selected by a team of T. Rowe Price portfolio managers using the firm's fundamental research and credit analysis. In evaluating fixed income securities, the portfolio managers will consider a variety of factors including the issuer's financial condition and operating history, the depth and quality of its management, and its sensitivities to economic conditions. Portfolio managers will also consider the issuer's debt levels and ability to service its outstanding debt, its access to capital markets and external factors such as the economic and political conditions in the issuer's country.

The fund's equity investments, which will be limited to 40% of total assets, will be selected using a value-oriented investment strategy with a focus on large-cap, dividend-paying common stocks. Preferred stocks and securities convertible into equity securities may also be purchased. T. Rowe Price invests in stocks and other securities that appear to be temporarily undervalued by various measures and may be temporarily out of favor, but have good prospects for capital appreciation and dividend growth. Other than the specific investment limits described above, there is no minimum or maximum percentage of assets which T. Rowe Price will invest in any particular type of fixed income security. In managing the fund, T. Rowe Price may vary the allocation of the portfolio's assets to a particular market segment based on their outlook for, and on the relative valuations of these market segments. When adjusting the allocations to the various markets, T. Rowe Price may also weigh such factors as the outlook for the economy and market conditions, both on a global and local (country) basis, corporate earnings, and the yield advantages of one fixed income sector over another. Maturities of the fund's fixed income investments reflect the manager's outlook for interest rates.

The fund may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into more promising opportunities.

In pursuing its investment strategy, T. Rowe Price has the discretion to purchase some securities that do not meet the fund's normal investment criteria, as described above, when it perceives an unusual opportunity for gain. These special situations might arise when T. Rowe Price believes a security could increase in value for a variety of reasons

                                      175
<PAE>

including a change in management, an extraordinary corporate event, or a temporary imbalance in the supply of or demand for the securities.

The fund may also hold a certain portion of its assets in money market reserves which can consist of shares of the T. Rowe Price Reserve Investment Fund (or any other internal T. Rowe Price money market fund) as well as U.S. and foreign dollar-denominated money market securities, including repurchase agreements, in the two highest rating categories, maturing in one year or less.

The fund is authorized to use all of the various investment strategies (including options, futures, currency and other derivatives transactions) referred to under "Hedging and Other Strategic Transactions" in the Statement of Additional Information.

In abnormal market conditions, the fund may temporarily invest extensively in cash and cash equivalents for defensive purposes. In taking these measures, the fund might not achieve its investment goal.

[GRAPHIC]

PAST PERFORMANCE

Performance information is not presented for the fund because it commenced operations on October __, 2005 and has not yet completed a full calendar year of operations. Generally, performance may be expected to vary from year to year. Past performance, when presented, does not indicate future results.

[GRAPHIC]

MAIN RISKS

      - INTEREST RATE RISK. The funds invests in fixed-income securities which are affected by changes in interest rates. When interest rates decline, the market value of fixed-income securities generally will increase. Conversely, when interest rates rise, the market value of fixed-income securities will generally decrease. The longer the remaining maturity of instruments held by the fund, the more sensitive the fund is to interest rate risk.

      - CREDIT RISK. Fixed-income securities or bonds are subject to the risk that the issuer will not repay all or part of the principal borrowed and will not make all interest payments. Lower quality and longer maturity bonds will be subject to greater credit risk and price fluctuations than higher quality and shorter maturity bonds. Bonds held by the fund may be affected by unfavorable political, economic, or government developments that could affect the repayment of principal or the payment of interest

      - HIGH YIELD SECURITIES RISK. Fixed-income securities that are not investment grade are commonly referred to as high yield securities or "junk bonds." These securities offer a potentially higher yield than other, higher rated securities, but they carry a greater degree of risk and are considered speculative by the major credit rating agencies.

      - FOREIGN SECURITIES RISK. Foreign securities involve special risks, including potentially unfavorable currency exchange rates, limited government regulation (including less stringent investor protection and disclosure standards) and exposure to possible economic, political and social instability. To the extent the fund invests in emerging market countries, its foreign securities risk will be higher.

      - PREPAYMENT/CALL RISK. The fund's share price or yield could be hurt if interest rate movements cause the fund's mortgage-backed securities to be paid off substantially earlier than expected.

      - DERIVATIVES RISK. The fund's use of certain derivative instruments (such as options, futures and swaps) could produce disproportionate gains or losses. Derivatives are generally considered more risky than direct investments and, in a down market, could become harder to value or sell at a fair price.

[GRAPHIC]

YOUR EXPENSES

Operating expenses are paid from the fund's assets, and therefore are paid by shareholders indirectly.

ANNUAL OPERATING EXPENSES                                   CLASS 1           CLASS 3
Management fee (a)                                           0.74%             0.74%
Distribution and service (12b-1) fees                        0.05%             0.40%
Other expenses (b)                                           0.06%             0.06% (c)
Total fund operating expenses                                0.85%             1.20% (c)

---------
(a) The Adviser has voluntarily agreed to waive a portion of its advisory fee for the Blue Chip Growth Fund, Equity-Income Fund, Health Sciences Fund, Science and Technology Fund, Small Company Value Fund and Spectrum Income Fund. The waiver is based on the combined assets of these funds and the following series of John Hancock Trust: the Blue Chip Growth Trust, Equity-Income Trust, Health Sciences Trust, Science and Technology Trust, Small Company Value Trust and Spectrum Income Trust. The percentage fee reduction, which applies to the advisory fee of each fund, is increased once these combined assets exceed specified amounts. If this waiver were reflected in the table, the advisory fee and the total fund operating expenses for the fund would be 0.71% and 0.82%, respectively. This voluntary waiver may be terminated at any time.

(b)  Based on estimated amounts for the current fiscal year.

(c) The Adviser has contractually agreed to waive fees or reimburse Class 3 shares in an amount equal to the Expenses of Class 3 shares of the fund. If this waiver or reimbursement were not in effect, "Other expenses" and "Total fund operating expenses" would be 0.30% and 1.44%, respectively. This expense reimbursement shall continue in effect until November 1, 2006 and thereafter until terminated by the Advisor on notice to the Trust.

The hypothetical example below shows what your expenses would be if you invested $10,000 over the time periods indicated, assuming you reinvested all distributions and that the average annual return was 5%. The example is for comparison only, and does not represent the fund's actual expenses and returns, either past or future.

EXPENSE EXAMPLES                                    YEAR 1           YEAR 3
Class 1                                              $ 87             $272
Class 3                                              $122*            $432

----------

* Reflects contractual expense reimbursement for Class 3 shares (one year only).

PORTFOLIO MANAGER

The chair of T. Rowe Price's Investment Advisory Committee for the fund and the year he joined the fund team are:

Edmund M. Notzon, III (October 2005)

See page __ for subadviser information and management biographies.

FUND CODES

CLASS 1        Ticker
               CUSIP                 47803X792
               Newspaper
               SEC number
               JH II fund number

CLASS 3        Ticker
               CUSIP

               Newspaper
               SEC number
               JH II fund number

STRATEGIC BOND FUND

SUBADVISER:  Salomon Brothers Asset Management Inc. ("SaBAM")

[GRAPHIC]

GOAL AND STRATEGY

The fund seeks a high level of total return consistent with preservation of capital. To pursue this goal, the fund invests, under normal market conditions, at least 80% of it's net assets (plus any borrowings for investment purposes) in fixed-income securities.

The fund's assets may be allocated among the following five sectors of the fixed-income market: (i) U.S. Government obligations; (ii) investment grade domestic corporate fixed-income securities; (iii) below investment grade or non-investment grade high yield corporate fixed-income securities; (iv) mortgage-backed and asset-backed securities; and (v) investment grade and below investment grade or non-investment grade high yield international fixed-income securities.

The fund invests in fixed income securities across a range of credit qualities and may invest a substantial portion of its assets in obligations rated below investment grade by a recognized rating agency, or, if unrated, of equivalent quality as determined by SaBAM. Below investment grade securities are commonly referred to as "junk bonds".

SaBAM will determine the amount of assets to be allocated to each type of security based on its assessment of the maximum level of total return that can be achieved from a portfolio which is invested in these securities without incurring undue risks to principal value. The allocation decisions are based on SaBAM's analysis of current economic and market conditions and the relative risks and opportunities presented in these markets.

In making this determination, SaBAM relies in part on quantitative analytical techniques that measure relative risks and opportunities of each type of security. SaBAM also relies on its own assessment of economic and market conditions both on a global and local (country) basis. SaBAM considers economic factors including current and projected levels of growth and inflation, balance of payment status and monetary policy. The allocation of assets to international debt securities is further influenced by current and expected currency relationships and political and sovereign factors. The fund's assets may not always be allocated to the highest yielding securities if SaBAM believes that such investments would impair the fund's ability to preserve shareholder capital. SaBAM will continuously review this allocation of assets and make such adjustments as it deems appropriate. The fund does not plan to establish a minimum or a maximum percentage of the assets which it will invest in any particular type of fixed income security.

The types and characteristics of the U.S. government obligations, mortgage-backed and asset-backed securities, investment grade corporate fixed income securities and investment grade international fixed income securities purchased by the fund are set forth in the discussion of investment objectives and policies for the Investment Quality Bond, U.S. Government Securities and Global Bond Funds, and in the section entitled "Other Instruments" in the Statement of Additional Information. The types and characteristics of the money market securities purchased by the fund are set forth in the discussion of investment objectives of the Money Market Fund. Potential investors should review these other discussions in considering an investment in shares of the fund. The fund may invest without limitation in high yield domestic and foreign fixed income securities and up to 100% of its assets may be invested in foreign securities. SaBAM has discretion to select the range of maturities of the various fixed income securities in which the fund invests. Such maturities may vary substantially from time to time depending on economic and market conditions.

The high yield sovereign fixed income securities in which the fund may invest are U.S. dollar-denominated and non-dollar-denominated fixed income securities issued or guaranteed by governments or governmental entities of developing and emerging countries. SaBAM expects that these countries will consist primarily of those which have issued or have announced plans to issue Brady Bonds, but the fund is not limited to investing in the debt of such countries. Brady Bonds are debt securities issued under the framework of the Brady Plan.

Although SaBAM does not anticipate investing in excess of 75% of the fund's assets in domestic and developing country fixed income securities that are rated below investment grade, the fund may invest a greater percentage in such securities when, in the opinion of the SaBAM, the yield available from such securities outweighs their additional risks. By investing a portion of the fund's assets in securities rated below investment grade, as well as through investments in mortgage-backed securities and international debt securities, as described below, SaBAM seeks to provide investors with a higher yield than a high-quality domestic corporate bond fund with less risk than a fund that invests principally in securities rated below investment grade. Certain of the debt securities in which the fund may invest may have, or be considered comparable to securities having, the lowest ratings for non-subordinated debt instruments assigned by Moody's or Standard & Poor's (i.e., rated "C" by Moody's or "CCC" or lower by Standard & Poor's).

In light of the risks associated with investing in high yield corporate and sovereign debt securities, SaBAM considers various factors in evaluating the credit worthiness of an issue. These factors will typically include:

                  CORPORATE DEBT SECURITIES                                 SOVEREIGN DEBT INSTRUMENTS
                  -------------------------                                 --------------------------
-   issuer's financial condition                       -  economic and political conditions within the issuer's
-   issuer's sensitivity to economic conditions and       country
    trends                                             -  issuer's external and overall debt levels, and its
-   issuer's operating history                            ability to pay principal and interest when due
-   experience and track record of the issuer's        -  issuer's access to capital markets and other sources of
    management                                            funding
                                                       -   issuer's debt service payment history

SaBAM also reviews the ratings, if any, assigned to a security by any recognized rating agencies, although its judgment as to the quality of a debt security may differ from that suggested by the rating published by a rating service. The portfolio's ability to achieve its investment objective may be more dependent on SaBAM's credit analysis than would be the case if it invested in higher quality debt securities.

The fund may invest in fixed-and floating-rate loans, which investments generally will be in the form of loan participations and assignments of such loans.

The fund is authorized to use all of the various investment strategies (including options, futures, currency and other derivatives transactions) referred to under "Hedging and Other Strategic Transactions" in the Statement of Additional Information.

In abnormal market conditions, the fund may temporarily invest extensively in cash and cash equivalents for defensive purposes. In taking these measures, the fund might not achieve its investment goal.

[GRAPHIC]

PAST PERFORMANCE

The graph shows how the fund's total return has varied from year to year, while the table shows performance of Class 1 and Class 3 shares over time (along with a broad-based market index for reference). This information may help provide an indication of the fund's risks. For periods prior to October __, 2005, the date on which the fund commenced operations, historical performance of the fund's shares is based on the performance of the shares of the fund's predecessor John Hancock Trust ("JHT") portfolio, the Strategic Bond Trust, as indicated in the notes to the table. All figures assume dividend reinvestment. Past performance does not indicate future results.

CLASS 1, TOTAL RETURNS

Best Quarter: Q2 `95, 9.55%
Worst Quarter: Q1 `94, -4.04%

INDEX  (reflects no fees or taxes)

LEHMAN BROTHERS AGGREGATE BOND INDEX -- an unmanaged index comprised of the Lehman Brothers Government/Corporate Bond Index, the Lehman Brothers mortgage-Backed Securities Index and the Lehman Brothers Asset-Backed Securities Index that measures the performance of investment grade securities having a maturity of at least one year and which have more than $100 million of securities outstanding.

CLASS 1 CALENDAR YEAR TOTAL RETURNS

[BAR CHART]

1995    1996       1997    1998    1999   2000   2001   2002   2003    2004
19.2%   14.7%      11.0%   1.3%    2.0%   7.3%   6.2%    9%    13.1%   6.7%

The year-to-date return as of September 30, 2005 is ____%.

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12-31-04(a)

                                                   1 YEAR         5 YEARS         TEN YEARS
Class 1                                             6.66%          8.44%            8.95%
Class 3(b)                                          6.66%          8.44%            8.95%
Lehman Brothers Aggregate Bond Index                4.34%          7.71%            7.72%

------------

(a) For periods prior to October __ , 2005, performance is based on the performance of the fund's predecessor JHT portfolio which commenced operations on February 19, 2003. The performance of Class 1 and Class 3 shares is based on the performance of Series I shares of the predecessor portfolio.

(b) The Class 3 shares have higher expenses than the Series I shares of the predecessor portfolio. Performance would be lower if adjusted for these higher expenses.

[GRAPHIC]

MAIN RISKS

- CREDIT RISK. Fixed-income securities or bonds are subject to the risk that the issuer will not repay all or part of the principal borrowed and will not make all interest payments. Lower quality and longer maturity bonds will be subject to greater credit risk and price fluctuations than higher quality and shorter maturity bonds. Bonds held by the fund may be affected by unfavorable political, economic, or government developments that could affect the repayment of principal or the payment of interest

- INTEREST RATE RISK. Fixed-income securities are affected by changes in interest rates. When interest rates decline, the market value of fixed-income securities generally will increase. Conversely, when interest rates rise, the market value of fixed-income securities will generally decrease. The longer the remaining maturity of instruments held by the fund, the more sensitive the fund is to interest rate risk.

- FOREIGN SECURITIES RISK. Foreign securities involve special risks, including potentially unfavorable currency exchange rates, limited government regulation (including less stringent investor protection and disclosure standards) and exposure to possible economic, political and social instability. To the extent the fund invests in emerging market countries, it's foreign securities risk will be higher.

- PREPAYMENT/CALL RISK. The fund's share price or yield could be hurt if interest rate movements cause the fund's mortgage-related or other asset-backed securities to be paid off substantially earlier than expected.

- DERIVATIVES RISK. The fund's use of certain derivative instruments (such as options, futures and swaps) could produce disproportionate gains or losses. Derivatives are generally considered more risky than direct investments and, in a down market, could become harder to value or sell at a fair price.

- MANAGER RISK. If the subadviser's investment strategies do not perform as expected, the fund could underperform its peers or lose money.

[GRAPHIC]

YOUR EXPENSES

Operating expenses are paid from the fund's assets, and therefore are paid by shareholders indirectly.

ANNUAL OPERATING EXPENSES                       CLASS 1         CLASS 3
Management fee                                   0.68%           0.68%
Distribution and service (12b-1) fees            0.05%           0.40%
Other expenses (a)                               0.07%           0.07% (b)
Total fund operating expenses                    0.80%           1.15% (b)

--------

(a)   Based on estimated amounts for the current fiscal year.

(b) The Adviser has contractually agreed to waive fees or reimburse Class 3 shares in an amount equal to the Expenses of Class 3 shares of the fund. If this waiver or reimbursement were not in effect, "Other expenses" and "Total fund operating expenses" would be 0.31% and 1.39%, respectively. This expense reimbursement shall continue in effect until November 1, 2006 and thereafter until terminated by the Advisor on notice to the Trust.

The hypothetical example below shows what your expenses would be if you invested $10,000 over the time periods indicated, assuming you reinvested all distributions and that the average annual return was 5%. The example is for comparison only, and does not represent the fund's actual expenses and returns, either past or future.

EXPENSE EXAMPLES               YEAR 1           YEAR 3          YEAR 5           YEAR 10
Class 1                         $ 82             $255            $444             $  989
Class 3                         $117*            $416            $738             $1,648

-----------

* Reflects contractual expense reimbursement for Class 3 shares (one year only).

PORTFOLIO MANAGERS

The SaBAM portfolio managers for the fund and its predecessor and the year each joined the fund team are:

Roger Lavan, CFA (1993)
Peter Wilby, CFA, CPA (1993)
David Scott (CAM Limited*) (1995)

*SaBAM's affiliate Citigroup Asset Management Limited (CAM Limited) provides certain advisory services to SaBAM with regard to the fund's currency transactions and investments and in non-dollar denominated debt securities.

See page __ for subadviser information and management biographies.

FUND CODES

CLASS 1        Ticker
               CUSIP                  47803X776
               Newspaper
               SEC number
               JH II fund number

CLASS 3        Ticker
               CUSIP
               Newspaper
               SEC number
               JH II fund number

STRATEGIC INCOME FUND

SUBADVISER:  John Hancock Advisers, LLC ("John Hancock Advisers")

[GRAPHIC]

GOAL AND STRATEGY

The fund seeks a high level of current income. To pursue this goal, the fund invests, under normal market conditions, primarily in foreign government and corporate debt securities from developed and emerging markets; U.S. Government and agency securities; and U.S. high yield bonds.

Although the fund invests in securities rates as low as CC/Ca and their unrated equivalents, it generally intends to keep its average credit quality in the investment-grade (AAA to BBB). There is no limit on the fund's average maturity.

In managing the fund, the subadviser allocates assets among the three major sectors based on analysis of economic factors such as projected international interest rate movements, industry cycles and political trends. However, the subadviser may invest up to 100% of the fund's assets in any one sector.

Within each sector, the subadviser looks for securities that are appropriate for the overall portfolio in terms of yield, credit quality, structure and industry distribution. In selecting securities, relative yields and risk/reward ratios are the primary considerations.

The fund may use certain higher-risk investments, including derivatives (investments whose value is based on indexes, securities or currencies) and restricted or illiquid securities. In addition, the fund may invest up to 10% of net assets in U.S. or foreign stocks.

The portfolio may trade securities actively, which could increase its transaction costs (thus lowering performance). The fund is authorized to use all of the various investment strategies (including options, futures, currency and other derivatives transactions) referred to under "Hedging and Other Strategic Transactions" in the Statement of Additional Information.

In abnormal market conditions, the fund may temporarily invest extensively in cash and cash equivalents for defensive purposes. In taking these measures, the fund might not achieve its investment goal.

[GRAPHIC]

PAST PERFORMANCE

For periods prior to October __, 2005, the date on which the fund commenced operations, historical performance of the fund's shares is based on the performance of the shares of the fund's predecessor John Hancock Trust ("JHT") portfolio, the Strategic Income Trust,. Performance information is not provided for the fund since its predecessor JHT portfolio commenced operations in May 2004 and has not yet completed a full calendar year of operations. Generally, performance may be expected to vary from year to year. Past performance, when presented, does not indicate future results.

[GRAPHIC]

MAIN RISKS

      - CREDIT RISK. Fixed-income securities or bonds are subject to the risk that the issuer will not repay all or part of the principal borrowed and will not make all interest payments. Lower quality and longer maturity bonds will be subject to greater credit risk and price fluctuations than higher quality and shorter maturity bonds. Bonds held by the fund may be affected by unfavorable political, economic, or government developments that could affect the repayment of principal or the payment of interest

      - INTEREST RATE RISK. Fixed-income securities are affected by changes in interest rates. When interest rates decline, the market value of fixed-income securities generally will increase. Conversely, when interest rates rise, the market value of fixed-income securities will generally decrease. The longer the remaining maturity of instruments held by the fund, the more sensitive the fund is to interest rate risk.

      - FOREIGN SECURITIES RISK. Foreign securities involve special risks, including potentially unfavorable currency exchange rates, limited government regulation (including less stringent investor protection and disclosure standards) and exposure to possible economic, political and social instability.

      - EQUITY SECURITIES RISK- Stock markets are volatile, and the price of equity securities such as common and preferred stocks (and their equivalents) will fluctuate. The value of equity securities purchased by the fund could decline if the financial condition of the companies in which the fund invests declines or if overall market and economic conditions deteriorate.

      - DERIVATIVES RISK. The fund's use of certain derivative instruments (such as options, futures and swaps) could produce disproportionate gains or losses. Derivatives are generally considered more risky than direct investments and, in a down market, could become harder to value or sell at a fair price.

[GRAPHIC]

YOUR EXPENSES

Operating expenses are paid from the fund's assets, and therefore are paid by shareholders indirectly.

ANNUAL OPERATING EXPENSES                         CLASS 1         CLASS 3
Management fee                                     0.73%           0.73%
Distribution and service (12b-1) fees              0.05%           0.40%
Other expenses (a)                                 0.42%           0.42% (b)
Total fund operating expenses                      1.20%           1.55% (b)

----------

(a)   Based on estimated amounts for the current fiscal year.

(b) The Adviser has contractually agreed to waive fees or reimburse Class 3 shares in an amount equal to the Expenses of Class 3 shares of the fund. If this waiver or reimbursement were not in effect, "Other expenses" and "Total fund operating expenses" would be 0.66% and 1.79%, respectively. This expense reimbursement shall continue in effect until November 1, 2006 and thereafter until terminated by the Advisor on notice to the Trust.

The hypothetical example below shows what your expenses would be if you invested $10,000 over the time periods indicated, assuming you reinvested all distributions and that the average annual return was 5%. The example is for comparison only, and does not represent the fund's actual expenses and returns, either past or future.

EXPENSE EXAMPLES           YEAR 1           YEAR 3          YEAR 5           YEAR 10
Class 1                     $122             $382            $661             $1,457
Class 3                     $158*            $540            $947             $2,086

------------

* Reflects contractual expense reimbursement for Class 3 shares (one year only).

PORTFOLIO MANAGERS

The John Hancock Advisers portfolio managers for the fund and its predecessor and the year each joined the fund team are:

Frederick L. Cavanaugh, Jr. (May 2004)
Daniel S. Janis, III (May 2004)

See page __ for subadviser information and management biographies.

FUND CODES

CLASS 1        Ticker
               CUSIP
               Newspaper
               SEC number
               JH II fund number

CLASS 3        Ticker
               CUSIP
               Newspaper
               SEC number
               JH II fund number

TOTAL RETURN FUND

SUBADVISER:  Pacific Investment Management Company LLC ("PIMCO")

[GRAPHIC]

GOAL AND STRATEGY

The fund seeks to realize maximum total return, consistent with preservation of capital and prudent investment management. To pursue this goal, the fund invests, under normal market conditions, at least 65% of its total assets in a diversified portfolio of fixed-income securities of varying maturities. The average portfolio duration of the fund will normally vary within a three to six year time frame based on PIMCO's forecast for interest rates. (Duration is a measure of the expected life of a fixed-income security on a present value basis.)

The fund may invest up to 10% of its assets in fixed income securities that are rated below investment grade but rated "B" or higher by Moody's or Standard & Poor's (or if unrated, determined by PIMCO to be of comparable quality). The fund may also invest up to 30% of its assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. Portfolio holdings will be concentrated in areas of the bond market (based on quality, sector, coupon or maturity) which PIMCO believes to be relatively undervalued.

In selecting securities for the portfolio, PIMCO utilizes economic forecasting, interest rate anticipation, credit and call risk analysis, foreign currency exchange rate forecasting, and other security selection techniques. The proportion of the Total Return Trust's assets committed to investment in securities with particular characteristics (such as maturity, type and coupon rate) will vary based on PIMCO's outlook for the U.S. and foreign economies, the financial markets, and other factors.

The types of fixed-income securities in which the fund may invest include the following (which, unless otherwise noted, may be issued by domestic or foreign issuers and may be denominated in U.S. dollars or foreign currencies):

      - Securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities;

      - Corporate debt securities, including convertible securities and corporate commercial paper;

      -     Mortgage-backed and other asset-backed securities;

      -     Inflation-indexed bonds issued by both governments and corporations;

      -     Structured notes, including hybrid or "indexed" securities;

      -     Event-linked bonds;

      -     Loan participations;

      -     Delayed funding loan and revolving credit facilities;

      - Bank certificates of deposit, fixed time deposits and bankers' acceptances;

      - Debt securities issued by states or local governments and their agencies, authorities and other instrumentalities; o Repurchase agreements and reverse repurchase agreements;

      - Obligations of foreign governments or their subdivisions, agencies and instrumentalities; and obligations of international agencies or supranational entities.

Fixed-income securities may have fixed, variable, or floating rates of interest, including rates of interest that vary inversely at a multiple of a designated or floating rate, or that vary according to change in relative values of currencies.

To meet redemption requests or pending investment of its assets or during unusual market conditions, the fund may invest all or a portion of its assets in repurchase agreements, cash and cash equivalents. To the extent the fund is in a defensive position, the ability to achieve its investment objective will be limited.

The fund may:

      - purchase and sell options on domestic and foreign securities, securities indexes and currencies,

      -     purchase and sell futures and options on futures,

      -     purchase and sell currency or securities on a forward basis,

      - enter into interest rate, index, equity, credit default swaps and currency rate swap agreements.

The fund may use the above-mentioned strategies to obtain market exposure to the securities in which the fund primarily invests and to hedge currency risk. As a non-fundamental operating policy, PIMCO normally intends to use foreign currency-related strategic transactions in an effort to hedge foreign currency risk with respect to at least 75% of the assets of the fund denominated in currencies other than the U.S. dollar. See "Hedging and Other Strategic Transactions" in the Statement of Additional Information for further information on these investment strategies.

[GRAPHIC]

PAST PERFORMANCE

The graph shows how the fund's total return has varied from year to year, while the table shows performance of Class 1 and Class 3 shares over time (along with a broad-based market index for reference). This information may help provide an indication of the fund's risks. For periods prior to October __, 2005, the date on which the fund commenced operations, historical performance of the fund's shares is based on the performance of the shares of the fund's predecessor John Hancock Trust ("JHT") portfolio, the Total Return Trust, as indicated in the notes to the table. All figures assume dividend reinvestment. Past performance does not indicate future results.

CLASS 1, TOTAL RETURNS

Best Quarter: Q3 `01, 6.43%
Worst Quarter: Q2 `01, -0.50%

INDEX  (reflects no fees or taxes)

LEHMAN BROTHERS AGGREGATE BOND INDEX -- an unmanaged index comprised of the Lehman Brothers Government/Corporate Bond Index, the Lehman Brothers mortgage-Backed Securities Index and the Lehman Brothers Asset-Backed Securities Index that measures the performance of investment grade securities having a maturity of at least one year and which have more than $100 million of securities outstanding.

CLASS 1 CALENDAR YEAR TOTAL RETURNS

[BAR CHART]

2000          2001        2002        2003       2004
10.5%         8.3%        9.5%        5.0%       5.0%

The year-to-date return as of September 30, 2005 is ____%.

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12-31-04(a)

                                                   1 YEAR         5 YEARS          SINCE INCEPTION
Class 1                                             4.96%          7.71%                6.57%
Class 3(b)                                          4.96%          7.71%                6.57%
Lehman Brothers Aggregate Bond Index                4.34%          7.71%                6.65%

----------------

(a) For periods prior to October __ , 2005, performance is based on the performance of the fund's predecessor JHT portfolio which commenced operations on May 1, 1999. The performance of Class 1 and Class 3 shares is based on the performance of Series I shares of the predecessor portfolio.

(b) The Class 3 shares have higher expenses than the Series I shares of the predecessor portfolio. Performance would be lower if adjusted for these higher expenses.

[GRAPHIC]

MAIN RISKS

      - CREDIT RISK. Fixed-income securities or bonds are subject to the risk that the issuer will not repay all or part of the principal borrowed and will not make all interest payments. Lower quality and longer maturity bonds will be subject to greater credit risk and price fluctuations than higher quality and shorter maturity bonds. Bonds held by the fund may be affected by unfavorable political, economic, or government developments that could affect the repayment of principal or the payment of interest

      - INTEREST RATE RISK. Fixed-income securities are affected by changes in interest rates. When interest rates decline, the market value of fixed-income securities generally will increase. Conversely, when interest rates rise, the market value of fixed-income securities will generally decrease. The longer the remaining maturity of instruments held by the fund, the more sensitive the fund is to interest rate risk.

      - FOREIGN SECURITIES RISK. Foreign securities involve special risks, including potentially unfavorable currency exchange rates, limited government regulation (including less stringent investor protection and disclosure standards) and exposure to possible economic, political and social instability.

      - DERIVATIVES RISK. The fund's use of certain derivative instruments (such as options, futures and swaps) could produce disproportionate gains or losses. Derivatives are generally considered more risky than direct investments and, in a down market, could become harder to value or sell at a fair price.

[GRAPHIC]

YOUR EXPENSES

Operating expenses are paid from the fund's assets, and therefore are paid by shareholders indirectly.

ANNUAL OPERATING EXPENSES                                                    CLASS 1         CLASS 3
Management fee                                                                0.70%           0.70%
Distribution and service (12b-1) fees                                         0.05%           0.40%
Other expenses (a)                                                            0.05%           0.05% (b)
Total fund operating expenses                                                 0.80%           1.15% (b)

--------------

(a)   Based on estimated amounts for the current fiscal year.

(b) The Adviser has contractually agreed to waive fees or reimburse Class 3 shares in an amount equal to the Expenses of Class 3 shares of the fund. If this waiver or reimbursement were not in effect, "Other expenses" and "Total fund operating expenses" would be 0.29% and 1.39%, respectively. This expense reimbursement shall continue in effect until November 1, 2006 and thereafter until terminated by the Advisor on notice to the Trust.

The hypothetical example below shows what your expenses would be if you invested $10,000 over the time periods indicated, assuming you reinvested all distributions and that the average annual return was 5%. The example is for comparison only, and does not represent the fund's actual expenses and returns, either past or future.

EXPENSE EXAMPLES                  YEAR 1           YEAR 3          YEAR 5           YEAR 10
Class 1                            $ 82             $255            $444             $  989
Class 3                            $117*            $416            $738             $1,648

-------------

* Reflects contractual expense reimbursement for Class 3 shares (one year only).

PORTFOLIO MANAGER

The PIMCO portfolio manager for the fund and its predecessor and the year he joined the fund team are:

William H. Gross, CFA (1999)

See page __ for subadviser information and management biographies.

FUND CODES

CLASS 1        Ticker
               CUSIP                 47803X735
               Newspaper
               SEC number
               JH II fund number

CLASS 3        Ticker
               CUSIP
               Newspaper
               SEC number
               JH II fund number

U.S. GOVERNMENT SECURITIES FUND

SUBADVISER:  Salomon Brothers Asset Management Inc ("SaBAM")

[GRAPHIC]

GOAL AND STRATEGY

The fund seeks to obtain a high level of current income consistent with preservation of capital and maintenance of liquidity. To pursue this goal, the fund normally invests at least 80% of its net assets (plus any borrowings for investment purposes) in debt obligations and mortgage-backed securities issued or guaranteed by the U.S. government, its agencies or instrumentalities and derivative securities such as collateralized mortgage obligations backed by such securities and futures contracts.

The securities in which the fund invests include:

- mortgage-backed securities guaranteed by the Government National Mortgage Association that are supported by the full faith and credit of the U.S. government and which are the "modified pass-through" type of mortgage-backed security ("GNMA Certificates"). Such securities entitle the holder to receive all interest and principal payments due whether or not payments are actually made on the underlying mortgages;

- U.S. Treasury obligations (including repurchase agreements collateralized by U.S. Treasury obligations) (U.S. Treasury obligations are supported by the full faith and credit of the U.S. government);

- obligations issued or guaranteed by agencies or instrumentalities of the U.S. Government which are backed by their own credit and may not be backed by the full faith and credit of the U.S. Government (including repurchase agreements collateralized by these obligations);

- mortgage-backed securities guaranteed by agencies or instrumentalities of the U.S. Government which are supported by their own credit but not the full faith and credit of the U.S. Government, such as the Federal Home Loan Mortgage Corporation and the Federal National Mortgage Association; and

-     futures contracts or financial instruments and indices.

- collateralized mortgage obligations issued by private issuers for which the underlying mortgage-backed securities serving as collateral are backed (i) by the credit alone of the U.S. Government agency or instrumentality which issues or guarantees the mortgage-backed securities, or (ii) by the full faith and credit of the U.S. Government.

As noted above, the fund may invest not only in U.S. government securities that are backed by the full faith and credit of the U.S. government, such as GNMA Certificates and U.S. Treasury obligations, but also in U.S. Government securities that are backed only by their own credit and not the full faith and credit of the U.S. government (such as the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation).

The fund will comply with diversification requirements established pursuant to the Code for investments of separate accounts funding registered contracts. Under these requirements, the value of the assets of the fund are subject to the following restrictions:

      - no more than 55% of the value of the fund's assets may be represented by any one investment;

      - no more than 70% of the value of the fund's assets may be represented by any two investments;

      - no more than 80% of the value of the fund's assets may be represented by any three investments; and

      - no more than 90% of the value of the fund's assets may be represented by any four investments.

To determine the fund's compliance with the requirements above, all securities of the same issuer are treated as a single investment and each U.S. Government agency or instrumentality is treated as a separate issuer. As a result of these requirements, the fund may not invest more than 55% of the value of its assets in GNMA Certificates or in securities issued or guaranteed by any other single U.S. Government agency or instrumentality.

The fund is currently authorized to use only certain of the various investment strategies referred to under "Hedging and Other Strategic Transactions" in the Statement of Additional Information. Specifically, the fund may:

      - write covered call options and put options on securities and purchase call and put options on securities,

      - write covered call and put options on securities indices and purchase call and put options on securities indices,

      - enter into futures contracts on financial instruments and indices, and

      -     write and purchase put and call options on such futures contracts.

In abnormal market conditions, the fund may temporarily invest extensively in cash and cash equivalents for defensive purposes. In taking these measures, the fund might not achieve its investment goal.

[GRAPHIC]

PAST PERFORMANCE

The graph shows how the fund's total return has varied from year to year, while the table shows performance of Class 1 and Class 3 shares over time (along with a broad-based market index for reference). This information may help provide an indication of the fund's risks. For periods prior to October __, 2005, the date on which the fund commenced operations, historical performance of the fund's shares is based on the performance of the shares of the fund's predecessor John Hancock Trust ("JHT") portfolio, the U.S. Government Securities Trust, as indicated in the notes to the table. All figures assume dividend reinvestment. Past performance does not indicate future results.

CLASS 1, TOTAL RETURNS

Best Quarter: Q2 `95, 5.4%
Worst Quarter: Q1 '92, -2.02%

INDEX  (reflects no fees or taxes)

CITIGROUP 1-10 YEAR TREASURY INDEX, - an unmanaged index that measures the performance of U.S. Treasury notes and bonds with remaining maturities of at least one year but not more than 10 years.

CLASS 1 CALENDAR YEAR TOTAL RETURNS

[BAR CHART]

1995     1996   1997    1998    1999     2000    2001    2002    2003       2004
15.6%    3.4%   8.5%    7.5%    -0.2%    10.9%   7.0%    8.0%    1.7%       2.9%

The year-to-date return as of September 30, 2005 is ____%.

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12-31-04(a)

                                                   1 YEAR         5 YEARS       10 YEARS
Class 1                                             2.89%          6.05%          6.43%
Class 3(b)                                          2.89%          6.05%          6.43%
Citigroup 1-10 Year Treasury Index                  2.02%          6.27%          6.61%

---------------

(a) For periods prior to October __ , 2005, performance is based on the performance of the fund's predecessor JHT portfolio which commenced operations on March 18, 1988. The performance of Class 1 and Class 3 shares is based on the performance of Series I shares of the predecessor portfolio.

(b) The Class 3 shares have higher expenses than the Series I shares of the predecessor portfolio. Performance would be lower if adjusted for these higher expenses.

[GRAPHIC]

MAIN RISKS

      - INTEREST RATE RISK. Fixed-income securities are affected by changes in interest rates. When interest rates decline, the market value of fixed-income securities generally will increase. Conversely, when interest rates rise, the market value of fixed-income securities will generally decrease. The longer the remaining maturity of instruments held by the fund, the more sensitive the fund is to interest rate risk.

      - U.S. GOVERNMENT SECURITIES RISK. U.S. government securities do not involve the degree of credit risk associated with investments in lower quality fixed-income securities. As a result, the yields available from U.S. government securities are generally lower than the yields available from many other fixed-income securities. Like other fixed-income securities, the values of U.S. government securities change as interest rates fluctuate. Fluctuations in the value of the fund's securities do not affect interest income on securities already held by the fund but are reflected in the fund's price per share. Since the magnitude of these fluctuations generally is greater at times when the fund's average maturity is longer, under certain market conditions the fund may invest in short-term investments yielding lower current income rather than investing in higher yielding longer term securities.

      - PREPAYMENT/CALL RISK. The fund's share price or yield could be hurt if interest rate movements cause the fund's mortgage-related or other asset-backed securities to be paid off substantially earlier than expected.

      - DERIVATIVES RISK. The fund's use of certain derivative instruments (such as options, futures and swaps) could produce disproportionate gains or losses. Derivatives are generally considered more risky than direct investments and, in a down market, could become harder to value or sell at a fair price.

[GRAPHIC]

YOUR EXPENSES

Operating expenses are paid from the fund's assets, and therefore are paid by shareholders indirectly.

ANNUAL OPERATING EXPENSES                        CLASS 1         CLASS 3
Management fee                                    0.63%           0.63%
Distribution and service (12b-1) fees             0.05%           0.40%
Other expenses (a)                                0.06%           0.06% (b)
Total fund operating expenses                     0.74%           1.09% (b)

--------------

(a) Based on estimated amounts for the current fiscal year.

(b) The Adviser has contractually agreed to waive fees or reimburse Class 3 shares in an amount equal to the Expenses of Class 3 shares of the fund. If this waiver or reimbursement were not in effect, "Other expenses" and "Total fund operating expenses" would be 0.31% and 1.34%, respectively. This expense reimbursement shall continue in effect until November 1, 2006 and thereafter until terminated by the Advisor on notice to the Trust.

The hypothetical example below shows what your expenses would be if you invested $10,000 over the time periods indicated, assuming you reinvested all distributions and that the average annual return was 5%. The example is for comparison only, and does not represent the fund's actual expenses and returns, either past or future.

EXPENSE EXAMPLES           YEAR 1           YEAR 3          YEAR 5           YEAR 10
Class 1                     $ 76             $237            $411             $  918
Class 3                     $111*            $398            $706             $1,581

-------------

* Reflects contractual expense reimbursement for Class 3 shares (one year only).

PORTFOLIO MANAGER

The SaBAM portfolio manager for the fund and its predecessor and the year he joined the fund team are:

Roger Lavan (1993)

See page __ for subadviser information and management biographies.

FUND CODES

CLASS 1        Ticker
               CUSIP                  47803V622
               Newspaper
               SEC number
               JH II fund number

CLASS 3        Ticker
               CUSIP
               Newspaper
               SEC number
               JH II fund number

U.S. HIGH YIELD BOND FUND

SUBADVISER: Wells Fargo Fund Management, LLC ("Wells Fargo")

[GRAPHIC]

GOAL AND STRATEGY

The fund seeks total return with a high level of current income. To pursue this goal, the fund invests, under normal market conditions, primarily below investment-grade debt securities (commonly known as "junk bonds" or high yield securities). The fund also invests in corporate debt securities and may buy preferred and other convertible securities and bank loans.

The subadviser actively manages a diversified portfolio of below investment-grade debt securities. The subadviser does not manage the portfolio to a specific maturity or duration. The subadviser focuses on individual security selection (primarily using a "bottom-up" approach) and seeks to identify high yield securities that appear comparatively undervalued. The subadviser uses its knowledge of various industries to assess the risk/return tradeoff among issues within particular industries, in seeking to identify compelling relative value investments. The subadviser analyzes the issuers' long-term prospects and focus on characteristics such as management, asset coverage, free cash flow generation, liquidity and business risk. Its research and analysis highlight industry drivers, competitive position and operating trends with an emphasis on cash flow. The subadviser also talks to management, and consults industry contacts, debt and equity analysts, and rating agencies.

The subadviser purchases securities for the fund when attractive risk/reward ideas are identified and sells securities when either the securities become overvalued or circumstances change in a way that adversely affects this risk/return profile. Rigorous credit analysis of individual issuers is an integral part of the selection process. The subadviser attempts to invest in high yield securities of issuers who the subadviser believes have ample asset coverage for their debt securities in comparison to other high yield security issuers in an effort to minimize default risk and maximize risk-adjusted returns. The subadviser's strategy is focused on selecting investments that can capture the significant current income and capital appreciation potential of the high yield market while also managing downside risk. The total return sought by the fund consists of income earned on the fund's investments, together with the appreciation that may result from decreases in interest rates or improving credit fundamentals for a particular industry or issuer.

Under normal circumstances, the subadviser invests:

      - At least 80% of the fund's assets in corporate debt securities that are below investment-grade, including preferred and other convertible securities;

      -     Up to 15% of total assets in any one industry; and

      -     Up to 5% of total assets in any one issuer.

The subadviser will generally invest in below investment-grade debt securities that are rated at least "Caa" by Moody's or "CCC" by S&P, or that are unrated but deemed by the subadviser to be of comparable quality but may also invest in securities rated below these ratings (or unrated securities of comparable quality). The average credit quality of the portfolio securities is expected to be at least B- as rated by S&P.

The fund is authorized to use all of the various investment strategies (including options, futures, currency and other derivatives transactions) referred to under "Hedging and Other Strategic Transactions" in the Statement of Additional Information.

In abnormal market conditions, the fund may temporarily invest extensively in cash and cash equivalents for defensive purposes. In taking these measures, the fund might not achieve its investment goal.

[GRAPHIC]

PAST PERFORMANCE

For periods prior to October __, 2005, the date on which the fund commenced operations, historical performance of the fund's shares is based on the performance of the shares of the fund's predecessor John Hancock Trust ("JHT") portfolio, the U.S. High Yield Trust. Performance information is not provided for the fund since its predecessor JHT portfolio commenced operations in May 2005 and has not yet completed a full calendar year of operations. Generally, performance may be expected to vary from year to year. Past performance, when presented, does not indicate future results.

[GRAPHIC]

MAIN RISKS

      - CREDIT RISK. Fixed-income securities or bonds are subject to the risk that the issuer will not repay all or part of the principal borrowed and will not make all interest payments. Lower quality and longer maturity bonds will be subject to greater credit risk and price fluctuations than higher quality and shorter maturity bonds. Bonds held by the fund may be affected by unfavorable political, economic, or government developments that could affect the repayment of principal or the payment of interest

      - INTEREST RATE RISK. Fixed-income securities are affected by changes in interest rates. When interest rates decline, the market value of fixed-income securities generally will increase. Conversely, when interest rates rise, the market value of fixed-income securities will generally decrease. The longer the remaining maturity of instruments held by the fund, the more sensitive the fund is to interest rate risk.

      - DERIVATIVES RISK. The fund's use of certain derivative instruments (such as options, futures and swaps) could produce disproportionate gains or losses. Derivatives are generally considered more risky than direct investments and, in a down market, could become harder to value or sell at a fair price.

[GRAPHIC]

YOUR EXPENSES

Operating expenses are paid from the fund's assets, and therefore are paid by shareholders indirectly.

ANNUAL OPERATING EXPENSES                               CLASS 1         CLASS 3
Management fee                                           0.74%           0.74%
Distribution and service (12b-1) fees                    0.05%           0.40%
Other expenses (a)                                       0.08%           0.08% (b)
Total fund operating expenses                            0.87%           1.22% (b)

----------
(a) Based on estimated amounts for the current fiscal year.

(b) The Adviser has contractually agreed to waive fees or reimburse Class 3 shares in an amount equal to the Expenses of Class 3 shares of the fund. If this waiver or reimbursement were not in effect, "Other expenses" and "Total fund operating expenses" would be 0.32% and 1.46%, respectively. This expense reimbursement shall continue in effect until November 1, 2006 and thereafter until terminated by the Advisor on notice to the Trust.

The hypothetical example below shows what your expenses would be if you invested $10,000 over the time periods indicated, assuming you reinvested all distributions and that the average annual return was 5%. The example is for comparison only, and does not represent the fund's actual expenses and returns, either past or future.

EXPENSE EXAMPLES                YEAR 1           YEAR 3          YEAR 5           YEAR 10
Class 1                          $ 88             $277            $480             $1,069
Class 3                          $124*            $438            $775             $1,726

----------
* Reflects contractual expense reimbursement for Class 3 shares (one year only).

PORTFOLIO MANAGERS

The Wells Fargo portfolio managers for the fund and its predecessor and the year each joined the fund team are:

Roger Wittlin (April 2005)
Phil Susser (April 2005)

See page __ for subadviser information and management biographies.

FUND CODES

CLASS 1        Ticker
               CUSIP                 47803X677
               Newspaper
               SEC number
               JH II fund number

CLASS 3        Ticker
               CUSIP
               Newspaper
               SEC number
               JH II fund number

                                  HYBRID FUNDS

GLOBAL ALLOCATION FUND

SUBADVISER:  UBS Global Asset Management ("UBS")

[GRAPHIC]

GOAL AND STRATEGY

The fund seeks total return, consisting of long-term capital appreciation and current income. To pursue this goal, the fund invests in equity and fixed income securities of issuers located within and outside the U.S. Under normal circumstances, the portfolio will allocate its assets between fixed income securities and equity securities.

Investments in fixed income securities may include debt securities of governments throughout the world (including the U.S.), their agencies and instrumentalities, debt securities of corporations, mortgage-backed securities and asset-backed securities. Investment in equity securities may include common stock and preferred stock. The fund may invest in certain issuers by investing in other open-end investment companies, including investment companies advised by the subadviser, to the extent permitted by applicable law. In addition, the fund attempts to generate positive returns through sophisticated currency management techniques. These decisions are integrated with analysis of global market and economic conditions. The fund may (but is not required to) use forward currency contracts, options, futures and other derivatives as part of its investment strategy or to help manage portfolio risks.

The fund is a multi-asset portfolio and invests in each of the major asset classes: U.S. fixed income, U.S. equities, international fixed income and international equities, based upon the subadviser's assessment of prevailing market conditions in the U.S. and abroad.

Within the equity portion of the portfolio, the subadviser selects securities whose fundamental values it believes are greater than their market prices. In this context, the fundamental value of a given security is the subadviser's assessment of what a security is worth. The subadviser bases its estimates of value upon economic, industry and company analysis, as well as upon a company's management team, competitive advantage and core competencies. The subadviser then compares its assessment of a security's value against the prevailing market prices, with the aim of constructing a portfolio of stocks with attractive relative price/value characteristics.

For each security under analysis, the fundamental value estimate is compared to the company's current market price to ascertain whether a valuation anomaly exists. A stock with a market price below the estimated intrinsic or fundamental value would be considered a candidate for inclusion in the portfolio. The comparison between price and intrinsic or fundamental value allows comparisons across industries and countries.

In selecting fixed income securities, the subadviser uses an internally developed valuation model that quantifies return expectations for all major bond markets, domestic and foreign. The model employs a qualitative credit review process that assesses the ways in which macroeconomic forces (such as inflation, risk premiums and interest rates) may affect industry trends. Against the output of this model, the subadviser considers the viability of specific debt securities compared to certain qualitative factors, such as management strength, market position, competitive environment and financial flexibility, as well as certain quantitative factors, such as historical operating results, calculation of credit ratios, and expected future outlook. These securities will have an initial maturity of more than one year and will generally be of investment-grade quality and possess a minimum rating of BBB by S&P or Baa by Moody's, or, if unrated, determined to be of comparable quality by the subadviser.

The subadviser's fixed income strategy combines judgments about the absolute value of the fixed income universe and the relative value of issuer sectors, maturity intervals, duration of securities, quality and coupon segments and specific circumstances facing the issuers of fixed income securities. Duration management involves adjusting the sensitivity to interest rates of the holdings within a country. The subadviser manages duration by choosing a maturity mix that provides opportunity for appreciation while also limiting interest rate risks.

The fund's risk is carefully monitored with consideration given to the risk generated by individual positions, sector, country and currency views.

The fund may invest in cash or cash equivalent instruments, including shares of an affiliated investment company. When market conditions warrant, the fund may make substantial temporary defensive investments in cash equivalents, which may affect the fund's ability to pursue its investment objective.

The subadviser actively manages the fund. As such, increased portfolio turnover may result in higher costs for brokerage commissions, transaction costs and taxable gains.

The fund is authorized to use all of the various investment strategies (including options, futures, currency and other derivatives transactions) referred to under "Hedging and Other Strategic Transactions" in the Statement of Additional Information.

[GRAPHIC]

PAST PERFORMANCE

The graph shows how the fund's total return has varied from year to year, while the table shows performance of Class 1 and Class 3 shares over time (along with a broad-based market index for reference). This information may help provide an indication of the fund's risks. For periods prior to October __, 2005, the date on which the fund commenced operations, historical performance of the fund's shares is based on the performance of the shares of the fund's predecessor John Hancock Trust ("JHT") portfolio, the Global Allocation Trust, as indicated in the notes to the table. All figures assume dividend reinvestment. Past performance does not indicate future results.

CLASS 1, TOTAL RETURNS

Best Quarter: Q2 `03, 14.38%
Worst Quarter: Q3 `02, -17.65%

INDEXES (reflect no fees or taxes)

S&P 500 INDEX -- an unmanaged index comprised of 500 stocks chosen for market size, liquidity and industry group that is designed to reflect the risk/return characteristics of the universe of large-cap stocks. GLOBAL SECURITIES MARKETS INDEX -- an unmanaged index compiled by UBS Global Asset Management that is currently constructed as follows: 40% Russell 3000 Index, 22% MSCI World ex-USA Free Index, and 21% Citigroup Broad Investment Grade Bond Index.

CLASS 1 CALENDAR YEAR TOTAL RETURNS

[BAR CHART]

 2001         2002        2003       2004
-13.4%       -23.2%      26.4%       12.7%

The year-to-date return as of September 30, 2005 is ____%.

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12-31-04 (a)

                                                          1 YEAR        SINCE INCEPTION
Class 1                                                   12.73%            -1.82%
Class 3 (b)                                               12.73%            -1.82%
S&P 500 Index                                             10.87%            -2.30%
Global Securities Markets Index                           12.91%             3.22%

----------
(a) For periods prior to October __ , 2005, performance is based on the performance of the fund's predecessor JHT portfolio which commenced operations on May 1, 2000. The performance of Class 1 and Class 3 shares is based on the performance of Series I shares of the predecessor portfolio.

(b) The Class 3 shares have higher expenses than the Series I shares of the predecessor portfolio. Performance would be lower if adjusted for these higher expenses.

[GRAPHIC]

MAIN RISKS

      - EQUITY SECURITIES RISK. Stock markets are volatile, and the price of equity securities such as common and preferred stocks (and their equivalents) will fluctuate. The value of equity securities purchased by the fund could decline if the financial condition of the companies in which the fund invests decline or if overall market and economic conditions deteriorate.

      - FIXED-INCOME SECURITIES RISK. Fixed-income securities or bonds are subject to credit risk and interest rate risk. The credit rating of bonds in the fund's portfolio could be downgraded or the issuer of a bond could default on its obligations. In general, lower-rated fixed-income securities involve more credit risk. When interest rates rise, bond prices generally fall.

      - INVESTMENT CATEGORY RISK. The fund's strategy of investing in multiple asset categories carries the risk that the fund may allocate assets to an asset category that underperforms other asset categories. For example, the fund may be overweighted in equity securities when the stock market is falling and the fixed-income market is rising.

      - FOREIGN SECURITIES RISK. Foreign securities involve special risks, including potentially unfavorable currency exchange rates, limited government regulation (including less stringent investor protection and disclosure standards) and exposure to possible economic, political and social instability. To the extent the fund invests in emerging market countries, its foreign securities risk will be higher.

      - DERIVATIVES RISK. The fund's use of certain derivative instruments (such as options, futures and swaps) could produce disproportionate gains or losses. Derivatives are generally considered more risky than direct investments and, in a down market, could become harder to value or sell at a fair price.

      - ACTIVE PORTFOLIO TRADING RISK. The fund may actively trade portfolio securities, which could increase transaction costs (thus lowering performance) and increase your taxable distributions.

[GRAPHIC]

YOUR EXPENSES

Operating expenses are paid from the fund's assets, and therefore are paid by shareholders indirectly.

ANNUAL OPERATING EXPENSES                                                    CLASS 1         CLASS 3
Management fee                                                                0.85%           0.85%
Distribution and service (12b-1) fees                                         0.05%           0.40%
Other expenses (a)                                                            0.29%           0.29% (b)
Total fund operating expenses                                                 1.19%           1.54% (b)

----------
(a) Based on estimated amounts for the current fiscal year.

(b) The Adviser has contractually agreed to waive fees or reimburse Class 3 shares in an amount equal to the Expenses of Class 3 shares of the fund. If this waiver or reimbursement were not in effect, "Other expenses" and "Total fund operating expenses" would be 0.53% and 1.78%, respectively. This expense reimbursement shall continue in effect until November 1, 2006 and thereafter until terminated by the Advisor on notice to the Trust.

The hypothetical example below shows what your expenses would be if you invested $10,000 over the time periods indicated, assuming you reinvested all distributions and that the average annual return was 5%. The example is for comparison only, and does not represent the fund's actual expenses and returns, either past or future.

EXPENSE EXAMPLES                                    YEAR 1           YEAR 3          YEAR 5           YEAR 10
Class 1                                              $122             $379            $656            $ 1,447
Class 3                                              $157*            $537            $942            $ 2,075

----------
* Reflects contractual expense reimbursement for Class 3 shares (one year only).

PORTFOLIO MANAGERS

The UBS portfolio managers for the fund and its predecessor and the year each joined the fund team are:

Brian D. Singer (2003)
Thomas P. Madsen (2003)
John A. Penicook (2003)
Neil Williams (2003)
Tom Clarke (2003)

See page __ for subadviser information and management biographies.

FUND CODES

CLASS 1        Ticker
               CUSIP
               Newspaper
               SEC number
               JH II fund number

CLASS 3        Ticker
               CUSIP
               Newspaper
               SEC number
               JH II fund number

MANAGED FUND

SUBADVISERS: Grantham, Mayo,Van Otterloo & Co. LLC ("GMO")
             Declaration Management & Research LLC ("Declaration")

[GRAPHIC]

GOAL AND STRATEGY

The fund seeks income and long-term capital appreciation. To pursue this goal, the fund, a balanced stock and bond fund, invests primarily in a diversified mix of: (a) common stocks of larger capitalization U.S. companies; and (b) bonds with an overall intermediate term average maturity.

The fund employs a multi-manager approach with two subadvisers, each of which employs its own investment approach and independently manages its portion of the fund. The fund will be rebalanced quarterly so that each subadviser manages the following portion of the portfolio: 60% -- GMO; and 40%-- Declaration. Percentages are approximate. Since the fund is only rebalanced quarterly, the actual portion of the portfolio managed by each subadviser will vary during each calendar quarter. This allocation methodology may change in the future.

GMO. GMO seeks to outperform its benchmark; currently, the S&P 500 Index, an index of large capitalization U.S. stocks, independently maintained and published by Standard & Poor's.

GMO typically invests its portion of the portfolio in equity investments in U.S. companies with larger capitalizations to gain broad exposure to the U.S. equity market. The subadviser defines "larger capitalizations" as capitalizations similar to the capitalizations of companies that issue stocks included in the S&P 500 Index. Under normal circumstances, GMO invests at least 80% of its portion of the fund in investments tied economically to the U.S.

GMO uses proprietary research and quantitative models to seek out stocks its believes are undervalued or it believes have improving fundamentals. Generally, these stocks trade at prices below what the subadviser believes to be their fundamental value. The subadviser also uses proprietary techniques to adjust the portfolio for factors such as stock selection discipline (criteria used for selecting stocks), industry and sector weights, and market capitalization. The factors considered by GMO and the models it uses may change over time.

GMO intends that its portion of the fund will be fully invested and generally will not take temporary defensive positions through investment in cash and high quality money market instruments. GMO, in managing its portion of the fund, may (but is not obligated to) use a wide variety of exchange-traded and over-the-counter derivative instruments, including options, futures, and swap contracts, to (i) hedge equity exposure; (ii) replace direct investing (e.g., creating equity exposure through the use of futures contracts or other derivative instruments); or (iii) manage risk by implementing shifts in investment exposure.

Declaration. Declaration selects bonds using a combination of proprietary research and quantitative tools. Declaration invests in bonds and bond sectors that it believes are attractively priced based on market fundamentals and technical factors. The subadviser opportunistically emphasizes bonds with yields in excess of Treasury securities.

Declaration normally has no more than 10% of its bond assets in high yield bonds and normally invests in foreign securities only if U.S. dollar denominated.

Except as otherwise indicated below, Declaration normally has 10% or less (usually lower) of its assets in cash and cash equivalents.

The portion of the portfolio managed by Declaration may invest in initial public offerings (IPOs), and other types of securities that are not primary investment vehicles, for example: U.S. dollar denominated foreign securities and ADRs, certain Exchange Traded Funds (ETFs), and certain derivatives (instruments whose value is based on indices or other securities).

All Portions of the Fund. Each portion of the fund is authorized to use all of the various investment strategies (including options, futures, currency and other derivatives transactions) referred to under "Hedging and Other Strategic Transactions" in the Statement of Additional Information.

In abnormal market conditions, each portion of the fund may temporarily invest extensively in cash and cash equivalents for defensive purposes. In taking these measures, the fund might not achieve its investment goal.

[GRAPHIC]

PAST PERFORMANCE

The graph shows how the fund's total return has varied from year to year, while the table shows performance of Class 1 and Class 3 shares over time (along with a broad-based market index for reference). This information may help provide an indication of the fund's risks. For periods prior to October __, 2005, the date on which the fund commenced operations, historical performance of the fund's shares is based on the performance of the shares of the fund's predecessor John Hancock Trust ("JHT") portfolio, the Managed Trust, as indicated in the notes to the table. All figures assume dividend reinvestment. Past performance does not indicate future results.

CLASS 1, TOTAL RETURNS

Best Quarter: Q4 `98, 14.77%
Worst Quarter: Q3 `02, -10.91%

INDEXES (reflect no fees or taxes)

S&P 500 INDEX -- an unmanaged index comprised of 500 stocks chosen for market size, liquidity and industry group that is designed to reflect the risk/return characteristics of the universe of large-cap stocks. LEHMAN BROTHERS AGGREGATE BOND INDEX -- an unmanaged index comprised of the Lehman Brothers Government/Corporate Bond Index, the Lehman Brothers mortgage-Backed Securities Index and the Lehman Brothers Asset-Backed Securities Index that measures the performance of investment grade securities having a maturity of at least one year and which have more than $100 million of securities outstanding.

COMBINED INDEX -- represents 50% S&P 500 Index and 50% Lehman Brothers Aggregate Bond Index from April 1986 to December 1997, and 60% S&P 500 Index and 40% Lehman Brothers Aggregate Bond Index from January 1998 thereafter.

CLASS 1 CALENDAR YEAR TOTAL RETURNS

[BAR CHART]

 1998          1999        2000        2001        2002       2003        2004
20.4%          9.1%        0.0%        -2.8%      -13.2%      19.0%       8.2%

The year-to-date return as of September 30, 2005 is ____%.

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12-31-04 (a)

                                                 1 YEAR     5 YEARS        SINCE INCEPTION
Class 1  (b)                                      8.18%      1.66%              9.07%
Class 3  (c)                                      8.18%      1.66%              9.07%
S&P 500 Index                                    10.87%     -2.30%             12.07%
Lehman Brothers Aggregate Bond Index              4.34%      7.71%              7.72%
Combined Index                                    8.25%      1.98%             10.10%

----------
(a) For periods prior to October __ , 2005, performance is based on the performance of the fund's predecessor portfolio which commenced operations on April 29, 2005 when it succeeded to the operations and assumed the historical performance of the sole class of shares (the "VST Shares") of a John Hancock Variable Series Trust I portfolio which had commenced operations on March 29, 1988. The performance of Class 1 and Class 3 shares is based on the performance of Series I shares of the JHT predecessor portfolio. Effective August 1, 2005, GMO replaced two of the three subadvisers to the predecessor JHT portfolio. Performance reflects results prior to this change.

(b) The Series I shares of the JHT predecessor portfolio had (and the Class 1 shares have) higher expenses than the VST Shares. Performance would be lower if adjusted for these higher expenses.

(c) The Class 3 shares have higher expenses than the Series I shares of the JHT predecessor portfolio, and those Series I shares had higher expenses that the VST Shares. Performance would be lower if adjusted for these higher expenses.

[GRAPHIC]

MAIN RISKS

      - EQUITY SECURITIES RISK. Stock markets are volatile, and the price of equity securities such as common and preferred stocks (and their equivalents) will fluctuate. The value of equity securities purchased by the fund could decline if the financial condition of the companies in which the fund invests decline or if overall market and economic conditions deteriorate.

      - VALUE STOCK RISK. The fund's investments in value stocks carry the risk that the market will not recognize a security's intrinsic value for a long time or that a stock believed to be undervalued may actually be appropriately priced.

      - FIXED-INCOME SECURITIES RISK. Fixed-income securities or bonds are subject to credit risk and interest rate risk. The credit rating of bonds in the fund's portfolio could be downgraded or the issuer of a bond could default on its obligations. In general, lower-rated fixed-income securities involve more credit risk. When interest rates rise, bond prices generally fall.

      - HIGH YIELD SECURITIES RISK. Fixed-income securities that are not investment grade are commonly referred to as high yield securities or "junk bonds." These securities offer a potentially higher yield than other, higher rated securities, but they carry a greater degree of risk and are considered speculative by the major credit rating agencies.

      - DERIVATIVES RISK. The fund's use of certain derivative instruments (such as options, futures and swaps) could produce disproportionate gains or losses. Derivatives are generally considered more risky than direct investments and, in a down market, could become harder to value or sell at a fair price.

[GRAPHIC]

YOUR EXPENSES

Operating expenses are paid from the fund's assets, and therefore are paid by shareholders indirectly.

ANNUAL OPERATING EXPENSES                                                    CLASS 1         CLASS 3
Management fee                                                                0.69%           0.69%
Distribution and service (12b-1) fees                                         0.05%           0.40%
Other expenses (a)                                                            0.47%           0.47% (b)
Total fund operating expenses                                                 1.21%           1.56% (b)

----------
(a) Based on estimated amounts for the current fiscal year.

(b) The Adviser has contractually agreed to waive fees or reimburse Class 3 shares in an amount equal to the Expenses of Class 3 shares of the fund. If this waiver or reimbursement were not in effect, "Other expenses" and "Total fund operating expenses" would be 0.71% and 1.80%, respectively. This expense reimbursement shall continue in effect until November 1, 2006 and thereafter until terminated by the Advisor on notice to the Trust.

The hypothetical example below shows what your expenses would be if you invested $10,000 over the time periods indicated, assuming you reinvested all distributions and that the average annual return was 5%. The example is for comparison only, and does not represent the fund's actual expenses and returns, either past or future.

                                                    YEAR 1           YEAR 3          YEAR 5           YEAR 10
Class 1                                              $124             $385            $667             $1,470
Class 3                                              $159*            $543            $952             $2,096

----------
* Reflects contractual expense reimbursement for Class 3 shares (one year only).

PORTFOLIO MANAGERS

GMO portion

GMO's U.S. Quantitative Investment Division manages the fund. The senior members of the Division with responsibilities for the fund and the year each joined the fund team are:

Robert Soucy (October 2005)
Sam Wilderman (October 2005)

Declaration portion

Declaration's portfolio managers for the fund and its predecessor and the year each joined the fund team are:

James E. Shallcross (May 2005)
Peter Farley (May 2005)

See page __ for subadviser information and management biographies.

FUND CODES

CLASS 1  Ticker
         CUSIP
         Newspaper
         SEC number
         JH II fund number

CLASS 3  Ticker
         CUSIP
         Newspaper
         SEC number
         JH II fund number

U.S. MULTI SECTOR FUND

SUBADVISER:  Grantham, Mayo, Van Otterloo & Co. LLC ("GMO")

[GRAPHIC]

GOAL AND STRATEGY

The fund seeks total return greater than its benchmark. To pursue this goal, the fund normally invests in securities in the Wilshire 5000 Stock Index, an independently maintained and published equity index which measures the performance of all equity securities (with readily available price data) of issuers with headquarters in the U.S. The fund normally invests at least 80% of its assets in investments tied economically to the U.S.

The fund's benchmark is the Russell 3000 Index, an independently maintained and published index which measures the performance of the 3,000 largest U.S. companies based on total market capitalization. This index represents approximately 98% of the investable U.S. equity market. As of August 31, 2005, the market capitalizations of companies included in the Russell 3000 Index ranged from $58 million to $381.3 billion.

In managing the portfolio, GMO uses proprietary research and quantitative models to determine the fund's selections of securities. These models use rolling 7-year forecasts of relative value and risk among the major sectors in the U.S. equity market (large cap value, large cap growth, large cap core, small cap value, small cap growth, and real estate/REIT) in which the fund invests.

The fund is authorized to use all of the various investment strategies (including options, futures, currency and other derivatives transactions) referred to under "Hedging and Other Strategic Transactions" in the Statement of Additional Information.

In abnormal market conditions, the fund may temporarily invest extensively in cash and cash equivalents for defensive purposes. In taking these measures, the fund might not achieve its investment goal.

[GRAPHIC]

PAST PERFORMANCE

Performance information is not presented for the fund because it commenced operations on October __, 2005 and has not yet completed a full calendar year of operations. Generally, performance may be expected to vary from year to year. Past performance, when presented, does not indicate future results.

[GRAPHIC]

MAIN RISKS

      - EQUITY SECURITIES RISK. Stock markets are volatile, and the price of equity securities such as common and preferred stocks (and their equivalents) will fluctuate. The value of equity securities purchased by the fund could decline if the financial condition of the companies in which the fund invests decline or if overall market and economic conditions deteriorate.

      - SMALL CAP STOCK RISK. The fund's investments in smaller companies may be subject to more erratic price movements than investments in larger, more established companies. Small cap companies may be developing or marketing new products or services for which markets are not yet and may never become established. While small, unseasoned companies may offer greater opportunities for capital growth than larger, more established companies, they also involve greater risks and should be considered speculative.

      - INVESTMENT CATEGORY RISK. The fund's strategy of investing in growth stocks carries the risk that in certain markets growth stocks will underperform value stocks. Similarly, the fund's strategy of investing in value stocks carries the risk that in certain markets value stocks will underperform growth stocks.

      - FOREIGN SECURITIES RISK. Foreign securities involve special risks, including potentially unfavorable currency exchange rates, limited government regulation (including less stringent investor protection and disclosure standards) and exposure to possible economic, political and social instability.

      - REAL ESTATE SECURITIES RISK. REITs or other real estate-related securities are subject to the risks associated with direct ownership of real estate, including declines in the value of real estate, risks related to general and local economic conditions, increases in property taxes and operating expenses, changes in zoning laws, changes in interest rates, and liabilities resulting from environmental problems. Equity and mortgage REITs are dependant on management skills and generally are not diversified. They could also fail to qualify for tax-free pass-through of income under the Internal Revenue Code or to maintain their exemptions under the 1940 Act. Mortgage REITs may be affected by the quality of any credit extended.

      - NON-DIVERSIFICATION RISK. The fund is non-diversified and may invest a high percentage of its assets in the securities of a small number of companies. This may result in more volatile performance relative to more diversified funds. The less diversified a fund's holdings are, the more a specific stock's poor performance is likely to affect its performance.

      - DERIVATIVES RISK. The fund's use of certain derivative instruments (such as options, futures and swaps) could produce disproportionate gains or losses. Derivatives are generally considered more risky than direct investments and, in a down market, could become harder to value or sell at a fair price.

[GRAPHIC]

YOUR EXPENSES

Operating expenses are paid from the fund's assets, and therefore are paid by shareholders indirectly.

ANNUAL OPERATING EXPENSES                                                    CLASS 1         CLASS 3
Management fee                                                                0.76%           0.76%
Distribution and service (12b-1) fees                                         0.05%           0.40%
Other expenses (a)                                                            0.05%           0.05% (b)
Total fund operating expenses                                                 0.86%           1.21% (b)

----------
(a) Based on estimated amounts for the current fiscal year.

(b) The Adviser has contractually agreed to waive fees or reimburse Class 3 shares in an amount equal to the Expenses of Class 3 shares of the fund. If this waiver or reimbursement were not in effect, "Other expenses" and "Total fund operating expenses" would be 0.29% and 1.45%, respectively. This expense reimbursement shall continue in effect until November 1, 2006 and thereafter until terminated by the Advisor on notice to the Trust.

The hypothetical example below shows what your expenses would be if you invested $10,000 over the time periods indicated, assuming you reinvested all distributions and that the average annual return was 5%. The example is for comparison only, and does not represent the fund's actual expenses and returns, either past or future.

EXPENSE EXAMPLES                                    YEAR 1           YEAR 3
Class 1                                              $ 88             $275
Class 3                                              $123*            $435

----------
* Reflects contractual expense reimbursement for Class 3 shares (one year only).

PORTFOLIO MANAGERS

GMO's U.S. Quantitative Investment Division manages the fund. The senior members of the Division with responsibilities for the fund and the year each joined the fund team are:

Robert Soucy (October 2005)
Sam Wilderman (October 2005)
Ben Inker (October 2005)

See page __ for subadviser information and management biographies.

FUND CODES

CLASS 1   Ticker
          CUSIP                 47803X644
          Newspaper
          SEC number
          JH II fund number

CLASS 3   Ticker
          CUSIP
          Newspaper
          SEC number
          JH II fund number

                                 SPECIALTY FUNDS

FINANCIAL SERVICES FUND

SUBADVISER:  Davis Selected Advisers, L.P. ("Davis")

[GRAPHIC]

GOAL AND STRATEGY

The fund seeks growth of capital. To pursue this goal, the fund invests primarily in common stocks. During normal market conditions, the fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in companies that are principally engaged in financial services. A company is "principally engaged" in financial services if it owns financial services-related assets constituting at least 50% of the value of its total assets, or if at least 50% of its revenues are derived from its provision of financial services.

Companies in the financial services industry include commercial banks, industrial banks, savings institutions, finance companies, diversified financial services companies, investment banking firms, securities brokerage houses, investment advisory companies, leasing companies, insurance companies and companies providing similar services. The portfolio may also invest in other equity securities and in foreign and fixed income securities.

Davis uses the Davis investment philosophy in managing the fund's portfolio. The Davis investment philosophy stresses a back-to-basics approach, using extensive research to select common stocks of quality overlooked growth companies at value prices and holding such securities for the long-term. Davis looks for banking and financial services companies with sustainable growth rates selling at modest price-earnings multiples that it believes will expand as other investors recognize the company's true worth. Davis believes that if a sustainable growth rate is combined with a gradually expanding multiple, these rates compound and can generate above-average returns. Davis searches for companies possessing several of the following characteristics that it believes foster sustainable long-term growth, minimize risk and enhance the potential for superior long-term returns:

      -     First-class management

      -     Management ownership

      -     Strong balance sheet

      -     Lean expense structure

      -     Dominant or growing market share in a growing market

      -     Proven record as an acquirer

      -     Strong returns on capital

      -     Competitive products or services

      -     Successful international operations

      -     Innovation

The fund may engage in active and frequent trading to achieve its principal investment strategies which will increase transaction costs.

To meet redemption requests or pending investment of its assets or during unusual market conditions, the fund may place any portion of its assets in:

      - money market instruments (which include commercial paper, certificates of deposit, bankers' acceptances and other obligations of domestic and foreign banks, repurchase agreements, nonconvertible debt securities and short term obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities);

      - securities of other investment companies (or companies exempted under Section 3(c)(7) of the 1940 Act) that primarily invest in temporary defensive investments, subject to limitations under the 1940 Act.; and

      -     cash.

When the fund is in a defensive position or awaiting investment of its assets, the ability to achieve its investment objective will be limited.

The fund is authorized to use all of the various investment strategies (including options, futures, currency and other derivatives transactions) referred to under "Hedging and Other Strategic Transactions" in the Statement of Additional Information.

[GRAPHIC]

PAST PERFORMANCE

The graph shows how the fund's total return has varied from year to year, while the table shows performance of Class 1 and Class 3 shares over time (along with a broad-based market index for reference). This information may help provide an indication of the fund's risks. For periods prior to October __, 2005, the date on which the fund commenced operations, historical performance of the fund's shares is based on the performance of the shares of the fund's predecessor John Hancock Trust ("JHT") portfolio, the Financial Services Trust, as indicated in the notes to the table. All figures assume dividend reinvestment. Past performance does not indicate future results.

CLASS 1, TOTAL RETURNS

Best Quarter: Q2 `03, 20.96%
Worst Quarter: Q3 `02, -15.36%

INDEXES (reflect no fees or taxes)

LIPPER FINANCIAL SERVICES FUNDS INDEX -- an unmanaged index that measures the performance of the 30 largest mutual funds classified by Lipper as investing at least 65% of their equity commitment in companies engaged in providing financial services.

CLASS 1 CALENDAR YEAR TOTAL RETURNS

[BAR CHART]

 2002        2003        2004
-17.9%       33.6%       10.4%

The year-to-date return as of September 30, 2005 is ____%.

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12-31-04 (a)

                                                          1 YEAR          SINCE INCEPTION
Class 1                                                   10.38%              3.31%
Class 3 (b)                                               10.38%              3.31%
Lipper Financial Services Funds Index                     13.98%              7.69%

----------
(a) For periods prior to October __ , 2005, performance is based on the performance of the fund's predecessor JHT portfolio which commenced operations on April 30, 2001. The performance of Class 1 and Class 3 shares is based on the performance of Series I shares of the predecessor portfolio.

(b) The Class 3 shares have higher expenses than the Series I shares of the predecessor portfolio. Performance would be lower if adjusted for these higher expenses.

[GRAPHIC]

MAIN RISKS

      - EQUITY SECURITIES RISK. Stock markets are volatile, and the price of equity securities such as common and preferred stocks (and their equivalents) will fluctuate. The value of equity securities purchased by the fund could decline if the financial condition of the companies in which the fund invests decline or if overall market and economic conditions deteriorate.

      - SECTOR RISK. The fund concentrates its investments in the financial services sector, a comparatively narrow segment of the economy, and therefore may experience greater volatility than funds investing in a broader range of industries. In addition, companies in this sector may be subject to additional risks such as increased competition within the sector or changes in legislation or government regulations affecting the sector.

      - FOREIGN SECURITIES RISK. Foreign securities involve special risks, including potentially unfavorable currency exchange rates, limited government regulation (including less stringent investor protection and disclosure standards) and exposure to possible economic, political and social instability.

      - NON-DIVERSIFICATION RISK. The fund is non-diversified and may invest a high percentage of its assets in the securities of a small number of companies. This may result in more volatile performance relative to more diversified funds. The less diversified a fund's holdings are, the more a specific stock's poor performance is likely to affect its performance.

      - DERIVATIVES RISK. The fund's use of certain derivative instruments (such as options, futures and swaps) could produce disproportionate gains or losses. Derivatives are generally considered more risky than direct investments and, in a down market, could become harder to value or sell at a fair price.

      - FIXED-INCOME SECURITIES RISK. Fixed-income securities or bonds are subject to credit risk and interest rate risk. The credit rating of bonds in the fund's portfolio could be downgraded or the issuer of a bond could default on its obligations. In general, lower-rated fixed-income securities involve more credit risk. When interest rates rise, bond prices generally fall.

      - ACTIVE PORTFOLIO TRADING RISK. The fund may actively trade portfolio securities, which could increase transaction costs (thus lowering performance) and increase your taxable distributions.

[GRAPHIC]

YOUR EXPENSES

Operating expenses are paid from the fund's assets, and therefore are paid by shareholders indirectly.

ANNUAL OPERATING EXPENSES                                   CLASS 1           CLASS 3
Management fee                                               0.82%             0.82%
Distribution and service (12b-1) fees                        0.05%             0.40%
Other expenses (a)                                           0.27%             0.27% (b)
Total fund operating expenses                                1.14%             1.49% (b)

----------
(a) Based on estimated amounts for the current fiscal year.

(b) The Adviser has contractually agreed to waive fees or reimburse Class 3 shares in an amount equal to the Expenses of Class 3 shares of the fund. If this waiver or reimbursement were not in effect, "Other expenses" and "Total fund operating expenses" would be 0.51% and 1.73%, respectively. This expense reimbursement shall continue in effect until November 1, 2006 and thereafter until terminated by the Advisor on notice to the Trust.

The hypothetical example below shows what your expenses would be if you invested $10,000 over the time periods indicated, assuming you reinvested all distributions and that the average annual return was 5%. The example is for comparison only, and does not represent the fund's actual expenses and returns, either past or future.

EXPENSE EXAMPLES                                    YEAR 1           YEAR 3          YEAR 5           YEAR 10
Class 1                                              $116             $362            $628             $1,387
Class 3                                              $152*            $522            $916             $2,021

----------
* Reflects contractual expense reimbursement for Class 3 shares (one year only).

PORTFOLIO MANAGERS

The Davis portfolio managers for the fund and its predecessor and the year each joined the fund team are:

Christopher C. Davis (2001)
Kenneth Charles Feinberg (2001)

See page __ for subadviser information and management biographies.

FUND CODES

CLASS 1     Ticker
            CUSIP
            Newspaper
            SEC number
            JH II fund number

CLASS 3     Ticker
            CUSIP
            Newspaper
            SEC number
            JH II fund number

HEALTH SCIENCES FUND

SUBADVISER:  T. Rowe Price Associates ("T. Rowe Price")

[GRAPHIC]

GOAL AND STRATEGY

The fund seeks long-term capital appreciation. To pursue this goal, the fund invests, under normal market conditions, at least 80% of its net assets (plus any borrowings for investment purposes) in common stocks of companies engaged in the research, development, production, or distribution of products or services related to health care, medicine, or the life sciences (collectively, "health sciences").

While the fund may invest in companies of any size, the majority of its assets are expected to be invested in large-and mid-capitalization companies.

T. Rowe Price's portfolio managers divide the health sciences sector into four main areas: pharmaceuticals, health care services companies, products and devices providers, and biotechnology firms. Their allocation among these four areas will vary depending on the relative potential within each area and the outlook for the overall health sciences sector. While most assets will be invested in U.S. common stocks, the fund may purchase other securities, including foreign securities, futures, and options in keeping with its objective.

In managing the fund, T. Rowe Price uses a fundamental, bottom-up analysis that seeks to identify high quality companies and the most compelling investment opportunities. In general, the fund will follow a growth investment strategy, seeking companies whose earnings are expected to grow faster than inflation and the economy in general. When stock valuations seem unusually high, however, a "value" approach, which gives preference to seemingly undervalued companies, may be emphasized.

The fund may invest up to 35% of its total assets in foreign securities (including emerging market securities) and may have exposure to foreign currencies through its investment in these securities, its direct holdings of foreign currencies or through its use of foreign currency exchange contracts for the purchase or sale of a fixed quantity of a foreign currency at a future date.

In pursuing its investment objective, the fund's management has the discretion to purchase some securities that do not meet its normal investment criteria, as described above, when it perceives an unusual opportunity for gain. These special situations might arise when the portfolio's management believes a security could increase in value for a variety of reasons including a change in management, an extraordinary corporate event, or a temporary imbalance in the supply of or demand for the securities.

The fund holds a certain portion of its assets in money market reserves which can consist of shares of the T. Rowe Price Reserve Investment Fund (or any other internal T. Rowe Price money market fund) as well as U.S. and foreign dollar-denominated money market securities, including repurchase agreements, in the two highest rating categories, maturing in one year or less.

The fund may sell securities for a variety of reasons such as to secure gains, limit losses or redeploy assets into more promising opportunities.

The fund is authorized to use all of the various investment strategies (including options, futures, currency and other derivatives transactions) referred to under "Hedging and Other Strategic Transactions" in the Statement of Additional Information.

In abnormal market conditions, the fund may temporarily invest extensively in cash and cash equivalents for defensive purposes. In taking these measures, the fund might not achieve its investment goal.

[GRAPHIC]

PAST PERFORMANCE

The graph shows how the fund's total return has varied from year to year, while the table shows performance of Class 1 and Class 3 shares over time (along with a broad-based market index for reference). This information may help provide an indication of the fund's risks. For periods prior to October __, 2005, the date on which the fund commenced operations, historical performance of the fund's shares is based on the performance of the shares of the fund's predecessor John Hancock Trust ("JHT") portfolio, the Health Sciences Trust, as indicated in the notes to the table. All figures assume dividend reinvestment. Past performance does not indicate future results.

CLASS 1, TOTAL RETURNS

Best Quarter: Q2 `03, 18.13%
Worst Quarter: Q2 `02, -15.78%

INDEXES  (reflect no fees or taxes)

LIPPER HEALTH/BIOTECHNOLOGY FUNDS INDEX -- an unmanaged index of a small number of the largest qualifying mutual funds in the investment category.

CLASS 1 CALENDAR YEAR TOTAL RETURNS

[BAR CHART]

 2002         2003        2004
-27.2%       36.2%       15.3%

The year-to-date return as of September 30, 2005 is ____%.

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12-31-04 (a)

                                                           1 YEAR         SINCE INCEPTION
Class 1                                                    15.31%             5.99%
Class 3 (b)                                                15.31%             5.99%
Lipper Health/Biotechnology Funds Index                    11.74%             2.92%

----------
(a) For periods prior to October __ , 2005, performance is based on the performance of the fund's predecessor JHT portfolio which commenced operations on April 30, 2001. The performance of Class 1 and Class 3 shares is based on the performance of Series I shares of the predecessor portfolio.

(b) The Class 3 shares have higher expenses than the Series I shares of the predecessor portfolio. Performance would be lower if adjusted for these higher expenses.

[GRAPHIC]

MAIN RISKS

      - EQUITY SECURITIES RISK. Stock markets are volatile, and the price of equity securities such as common and preferred stocks (and their equivalents) will fluctuate. The value of equity securities purchased by the fund could decline if the financial condition of the companies in which the fund invests decline or if overall market and economic conditions deteriorate.

      - SECTOR RISK. The fund concentrates its investments in the health sciences sector, a comparatively narrow segment of the economy, and therefore may experience greater volatility than funds investing in a broader range of industries. In addition, companies in this sector may be subject to additional risks such as increased competition within the sector, changes in legislation or government regulations affecting the sector and product liability.

      - FOREIGN SECURITIES RISK. Foreign securities involve special risks, including potentially unfavorable currency exchange rates, limited government regulation (including less stringent investor protection and disclosure standards) and exposure to possible economic, political and social instability. To the extent the fund invests in emerging market countries, it's foreign securities risk will be higher.

      - NON-DIVERSIFICATION RISK. The fund is non-diversified and may invest a high percentage of its assets in the securities of a small number of companies. This may result in more volatile performance relative to more diversified funds. The less diversified a fund's holdings are, the more a specific stock's poor performance is likely to affect its performance.

      - DERIVATIVES RISK. The fund's use of certain derivative instruments (such as options, futures and swaps) could produce disproportionate gains or losses. Derivatives are generally considered more risky than direct investments and, in a down market, could become harder to value or sell at a fair price.

[GRAPHIC]

YOUR EXPENSES

Operating expenses are paid from the fund's assets, and therefore are paid by shareholders indirectly.

ANNUAL OPERATING EXPENSES                                   CLASS 1           CLASS 3
Management fee (a)                                           1.05%             1.05%
Distribution and service (12b-1) fees                        0.05%             0.40%
Other expenses (b)                                           0.15%             0.15% (c)
Total fund operating expenses                                1.25%             1.60% (c)

----------
(a) The Adviser has voluntarily agreed to waive a portion of its advisory fee for the Blue Chip Growth Fund, Equity-Income Fund, Health Sciences Fund, Science and Technology Fund, Small Company Value Fund and Spectrum Income Fund. The waiver is based on the combined assets of these funds and the following series of John Hancock Trust: the Blue Chip Growth Trust, Equity-Income Trust, Health Sciences Trust, Science and Technology Trust, Small Company Value Trust and Spectrum Income Trust. The percentage fee reduction, which applies to the advisory fee of each fund, is increased once these combined assets exceed specified amounts. If this waiver were reflected in the table, the advisory fee and the total fund operating expenses for the fund would be 1.02% and 1.22%, respectively. This voluntary waiver may be terminated at any time.

(b) Based on estimated amounts for the current fiscal year.

(d) The Adviser has contractually agreed to waive fees or reimburse Class 3 shares in an amount equal to the Expenses of Class 3 shares of the fund. If this waiver or reimbursement were not in effect, "Other expenses" and "Total fund operating expenses" would be 0.39% and 1.84%, respectively. This expense reimbursement shall continue in effect until November 1, 2006 and thereafter until terminated by the Advisor on notice to the Trust.

The hypothetical example below shows what your expenses would be if you invested $10,000 over the time periods indicated, assuming you reinvested all distributions and that the average annual return was 5%. The example is for comparison only, and does not represent the fund's actual expenses and returns, either past or future.

EXPENSE EXAMPLES                                    YEAR 1           YEAR 3          YEAR 5           YEAR 10
Class 1                                              $128             $398            $688             $1,515
Class 3                                              $163*            $555            $973             $2,139

----------
* Reflects contractual expense reimbursement for Class 3 shares (one year only).

PORTFOLIO MANAGER

The chair of T. Rowe Price's advisory committee for the fund and its predecessor and the year he joined the fund team are:

Kris H. Jenner, M.D., D. Phil. (2001)

See page __ for subadviser information and management biographies.

FUND CODES

CLASS 1  Ticker
         CUSIP
         Newspaper
         SEC number
         JH II fund number

CLASS 3  Ticker
         CUSIP
         Newspaper
         SEC number
         JH II fund number

NATURAL RESOURCES FUND

SUBADVISER: Wellington Management Company, LLP ("Wellington Management")

[GRAPHIC]

GOAL AND STRATEGY

The fund seeks long-term total return. To pursue this goal, the fund invests, under normal market conditions, primarily in equity and equity-related securities of natural resource-related companies worldwide.

Under normal market conditions, the fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity and equity-related securities of natural resource-related companies worldwide that are expected to benefit from rising demand for natural resources and natural resource-based products and services. Natural resource-related companies include companies that own or develop energy, metals, forest products and other natural resources, or supply goods and services to such companies. The fund invests in the following four major areas, with "normal" allocations as indicated:

(1) Energy - 60%. This sector includes companies engaged in exploration, extraction, servicing, processing, distribution and transportation of oil, natural gas and other energy sources.

(2) Metals and Mining - 30%. This sector includes companies engaged in exploration, mining, processing, fabrication, marketing or distribution of precious and non-precious metals and minerals.

(3) Forest Products and (4) Other Natural Resources-Based Companies - 10% (collectively). The forest products sector includes timber, pulp and paper product companies. The other natural resources area consists of companies engaged in producing, processing and distributing agricultural products, fertilizer, and miscellaneous raw materials.

The "normal" sub-sector allocation reflects Wellington Management's view on availability and relative attractiveness of investment opportunities within the natural resources sector. The fund's sector allocation might differ significantly from this "normal" allocation at any specific point in time.

Wellington Management uses a value-based approach to invest in a broad range of natural resources sectors. Wellington Management utilizes a moderate rotation among sectors in conjunction with bottom-up stock selection. Under normal conditions, the fund is fully invested.

Natural resources companies often operate in countries that are different from the country in which their securities trade. Country allocation is primarily a result of the sector and security selection; however, a key element of Wellington Management's analysis is understanding the economic and political dynamics of each of these countries. The fund may invest without limitation in foreign securities. The fund utilizes currency hedging to protect the value of the fund's assets when Wellington Management deems it advisable to do so.

Wellington Management utilizes fundamental research to identify companies with the best growth prospects and relative values. A large number of companies worldwide in the relevant sub-sectors are monitored and stocks are added or deleted from the portfolio on the basis of relative attractiveness. Wellington Management uses a variety of tools such as income statement and balance sheet analysis, cash flow projections and asset value calculations to analyze companies. Particularly in the oil and gas industry, specific accounting issues play an important role.

Benchmark. The custom natural resources benchmark will consist of: 60% MSCI World Energy Sources and Equipment & Services, 30% MSCI World Metals and Mining and 10% MSCI World Forest Products & Paper.

The fund is authorized to use all of the various investment strategies (including options, futures, currency and other derivatives transactions) referred to under "Hedging and Other Strategic Transactions" in the Statement of Additional Information.

In abnormal market conditions, the fund may temporarily invest extensively in cash and cash equivalents for defensive purposes. In taking these measures, the fund might not achieve its investment goal.

[GRAPHIC]

PAST PERFORMANCE

The graph shows how the fund's total return has varied from year to year, while the table shows performance of Class 1 and Class 3 shares over time (along with a broad-based market index for reference). This information may help provide an indication of the fund's risks. For periods prior to October __, 2005, the date on which the fund commenced operations, historical performance of the fund's shares is based on the performance of the shares of the fund's predecessor John Hancock Trust ("JHT") portfolio, the Natural Resources Trust, as indicated in the notes to the table. All figures assume dividend reinvestment. Past performance does not indicate future results.

CLASS 1, TOTAL RETURNS

Best Quarter: Q4 `03, 23.63%
Worst Quarter: Q2 `04, -0.30%

INDEXES (reflect no fees or taxes)

LIPPER NATURAL RESOURCES FUNDS INDEX -- an unmanaged index that measures the performance of the 30 largest mutual funds classified by Lipper as investing at least 65% of their equity commitment in natural resource stocks

COMBINATION INDEX -- comprised of 60% MSCI World Energy Index, 30% MSCI World Metals & Mining Index, and 10% MSCI World Paper & Forest Products Index.

CLASS 1 CALENDAR YEAR TOTAL RETURNS

[BAR CHART]

 2004
24.3%

The year-to-date return as of September 30, 2005 is ____%.

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12-31-04 (a)

                                                             1 YEAR            SINCE INCEPTION
Class 1                                                       24.32%              42.09%
Class 3 (b)                                                   24.32%              42.09%
Lipper Natural Resources Funds Index                          35.25%              38.51%
Combination Index                                             23.04%              39.80%

----------
(a) For periods prior to October __ , 2005, performance is based on the performance of the fund's predecessor JHT portfolio which commenced operations on May 1, 2003. The performance of Class 1 and Class 3 shares is based on the performance of Series I shares of the predecessor portfolio.

(b) The Class 3 shares have higher expenses than the Series I shares of the predecessor portfolio. Performance would be lower if adjusted for these higher expenses.

[GRAPHIC]

MAIN RISKS

      - EQUITY SECURITIES RISK. Stock markets are volatile, and the price of equity securities such as common and preferred stocks (and their equivalents) will fluctuate. The value of equity securities purchased by the fund could decline if the financial condition of the companies in which the fund invests decline or if overall market and economic conditions deteriorate.

      - SECTOR RISK. The fund concentrates its investments in natural resources related companies, a comparatively narrow segment of the economy, and therefore may experience greater volatility than funds investing in a broader range of industries. In addition, companies in this sector may be affected by international political and economic developments, energy conservation, success of exploration projects and tax and other governmental regulations.

      - FOREIGN SECURITIES RISK. Foreign securities involve special risks, including potentially unfavorable currency exchange rates, limited government regulation (including less stringent investor protection and disclosure standards) and exposure to possible economic, political and social instability.

      - NON-DIVERSIFICATION RISK. The fund is non-diversified and may invest a high percentage of its assets in the securities of a small number of companies. This may result in more volatile performance relative to more diversified funds. The less diversified a fund's holdings are, the more a specific stock's poor performance is likely to affect its performance.

      - DERIVATIVES RISK. The fund's use of certain derivative instruments (such as options, futures and swaps) could produce disproportionate gains or losses. Derivatives are generally considered more risky than direct investments and, in a down market, could become harder to value or sell at a fair price.

[GRAPHIC]

YOUR EXPENSES

Operating expenses are paid from the fund's assets, and therefore are paid by shareholders indirectly.

ANNUAL OPERATING EXPENSES                                                    CLASS 1         CLASS 3
Management fee                                                                1.00%           1.00%
Distribution and service (12b-1) fees                                         0.05%           0.40%
Other expenses (a)                                                            0.06%           0.06% (b)
Total fund operating expenses                                                 1.11%           1.46% (b)

----------
(a) Based on estimated amounts for the current fiscal year.

(b) The Adviser has contractually agreed to waive fees or reimburse Class 3 shares in an amount equal to the Expenses of Class 3 shares of the fund. If this waiver or reimbursement were not in effect, "Other expenses" and "Total fund operating expenses" would be 0.30% and 1.70%, respectively. This expense reimbursement shall continue in effect until November 1, 2006 and thereafter until terminated by the Advisor on notice to the Trust.

The hypothetical example below shows what your expenses would be if you invested $10,000 over the time periods indicated, assuming you reinvested all distributions and that the average annual return was 5%. The example is for comparison only, and does not represent the fund's actual expenses and returns, either past or future.

EXPENSE EXAMPLES                                    YEAR 1           YEAR 3          YEAR 5           YEAR 10
Class 1                                              $113             $353            $612             $1,353
Class 3                                              $149%            $512            $900             $1,989

----------
* Reflects contractual expense reimbursement for Class 3 shares (one year only).

PORTFOLIO MANAGERS

The Wellington Management portfolio managers for the fund and its predecessor and the year each joined the fund team are:

James A. Bevilacqua (2003)
Karl E. Bandtel (2003)

See page __ for subadviser information and management biographies.

FUND CODES

CLASS 1  Ticker
         CUSIP                 47803V127
         Newspaper
         SEC number
         JH II fund number

CLASS 3  Ticker
         CUSIP
         Newspaper
         SEC number
         JH II fund number

REAL ESTATE SECURITIES FUND

SUBADVISER:  Deutsche Asset Management, Inc. ("DeAM")

[GRAPHIC]

GOAL AND STRATEGY

The fund seeks to achieve a combination of long-term capital appreciation and current income. To pursue this goal, the fund invests, under normal market conditions, at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of real estate investment trusts ("REITs") and real estate companies. Equity securities include common stock preferred stock and securities convertible into common stock.

A company is considered to be a real estate company if, in the opinion of DeAM, at least 50% of its revenues or 50% of the market value of its assets at the time its securities are purchased by the fund are attributed to the ownership, construction, management or sale of real estate.

DeAM looks for real estate securities it believes will provide superior returns to the fund, and attempts to focus on companies with the potential for stock price appreciation and a record of paying dividends.

To find these issuers, DeAM tracks economic conditions and real estate market performance in major metropolitan areas and analyzes performance of various property types within those regions. To perform this analysis, it uses information from a nationwide network of real estate professionals to evaluate the holdings of real estate companies and REITs in which the portfolio may invest. Its analysis also includes the companies' management structure, financial structure and business strategy. The goal of these analyses is to determine which of the issuers DeAM believes will be the most profitable to the portfolio. DeAM also considers the effect of the real estate securities markets in general when making investment decisions. DeAM does not attempt to time the market.

Description of REITs. A REIT invest primarily in income-producing real estate or makes loans to persons involved in the real estate industry.

Some REITs, called equity REITs, buy real estate and pay investors income from the rents received from the real estate owned by the REIT and from any profits on the sale of its properties. Other REITs, called mortgage REITs, lend money to building developers and other real estate companies and pay investors income from the interest paid on those loans. There are also hybrid REITs which engage in both owning real estate and making loans.

If a REIT meets certain requirements, it is not taxed on the income it distributes to its investors.

The fund may realize some short-term gains or losses if DeAM chooses to sell a security because it believes that one or more of the following is true:

-     A security is not fulfilling its investment purpose;

-     A security has reached its optimum valuation; or

-     A particular company or general economic conditions have changed.

Based on its recent practices, DeAM expects that the fund's assets will be invested primarily in equity REITs. In changing market conditions, the fund may invest in other types of REITs.

Other Investments. When DeAM believes that it is prudent, the fund may invest a portion of its assets in other types of securities. These securities may include convertible securities, short-term securities, bonds, notes, securities of companies not principally engaged in the real estate industry, non-leveraged stock index futures contracts and other similar securities. (Stock index futures contracts, can help the portfolio's cash assets remain liquid while performing more like stocks.)

The fund may invest up to 10% of its total assets in securities of foreign real estate companies.

To meet redemption requests or pending investment of its assets or during unusual market conditions, the fund may place all or a portion of its assets in liquid, high grade fixed income securities such as money market instruments, certificates of deposit, commercial paper, short-term corporate debt securities, variable rate demand notes, governments securities and repurchase agreements. To the extent the fund is in a defensive position, the ability to achieve its investment objective will be limited.

The fund is authorized to use all of the various investment strategies (including options, futures, currency and other derivatives transactions) referred to under "Hedging and Other Strategic Transactions" in the Statement of Additional Information.

[GRAPHIC]

PAST PERFORMANCE

The graph shows how the fund's total return has varied from year to year, while the table shows performance of Class 1 and Class 3 shares over time (along with a broad-based market index for reference). This information may help provide an indication of the fund's risks. For periods prior to October __, 2005, the date on which the fund commenced operations, historical performance of the fund's shares is based on the performance of the shares of the fund's predecessor John Hancock Trust ("JHT") portfolio, the Real Estate Securities Trust, as indicated in the notes to the table. All figures assume dividend reinvestment. Past performance does not indicate future results.

CLASS 1, TOTAL RETURNS

Best Quarter: Q1 `91, 21.09%
Worst Quarter: Q3 `90, -11.18%

INDEXES  (reflect no fees or taxes)

MORGAN STANLEY REIT INDEX -- an unmanaged index that measures the performance of the stocks of the most actively traded Real Estate Investment Trusts

CLASS 1 CALENDAR YEAR TOTAL RETURNS

[BAR CHART]

1995      1996      1997     1998      1999       2000     2001      2002      2003      2004
15.1%     34.7%     18.4%   -16.4%     -8.0%      25.7%     3.2%      2.6%     39.2%     32.0%

The year-to-date return as of September 30, 2005 is ____%.

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12-31-04 (a) (b)

                                             1 YEAR    5 YEARS   10 YEARS
Class 1                                       32.04%    19.57%    13.18%
Class 3 (b)                                   32.04%    19.57%    13.18%
Morgan Stanley REIT Index                     31.48%    21.75%    14.46%

------------------
(a) For periods prior to October __ , 2005, performance is based on the performance of the fund's predecessor JHT portfolio which commenced operations on April 30, 1987. The performance of Class 1 and Class 3 shares is based on the performance of Series I shares of the predecessor portfolio. On November 25, 2002, the predecessor portfolio changed its subadviser. Performance reflects results prior to this change.

(b) The Class 3 shares have higher expenses than the Series I shares of the predecessor portfolio. Performance would be lower if adjusted for these higher expenses.

[GRAPHIC]

MAIN RISKS

      - REAL ESTATE SECURITIES RISK. REITs or other real estate-related securities are subject to the risks associated with direct ownership of real estate, including declines in the value of real estate, risks related to general and local economic conditions, increases in property taxes and operating expenses, changes in zoning laws, changes in interest rates, and liabilities resulting from environmental problems. Equity and mortgage REITs are dependant on management skills and generally are not diversified. They could also fail to qualify for tax-free pass-through of income under the Internal Revenue Code or to maintain their exemptions under the 1940 Act. Mortgage REITs may be affected by the quality of any credit extended.

      - EQUITY SECURITIES RISK. Stock markets are volatile, and the price of equity securities such as common and preferred stocks (and their equivalents) will fluctuate. The value of equity securities purchased by the fund could decline if the financial condition of the companies in which the fund invests decline or if overall market and economic conditions deteriorate.

      - SECTOR RISK. The fund concentrates its investments in real estate-related companies, a comparatively narrow segment of the economy, and therefore may experience greater volatility than funds investing in a broader range of industries. In addition, companies in this sector may be subject to additional risks such as increased competition within the sector or changes in legislation or government regulations affecting the sector.

      - FOREIGN SECURITIES RISK. Foreign securities involve special risks, including potentially unfavorable currency exchange rates, limited government regulation (including less stringent investor protection and disclosure standards) and exposure to possible economic, political and social instability.

      - NON-DIVERSIFICATION RISK. The fund is non-diversified and may invest a high percentage of its assets in the securities of a small number of companies. This may result in more volatile performance relative to more diversified funds. The less diversified a fund's holdings are, the more a specific stock's poor performance is likely to affect its performance.

      - DERIVATIVES RISK. The fund's use of certain derivative instruments (such as options, futures and swaps) could produce disproportionate gains or losses. Derivatives are generally considered more risky than direct investments and, in a down market, could become harder to value or sell at a fair price.

[GRAPHIC]

YOUR EXPENSES

Operating expenses are paid from the fund's assets, and therefore are paid by shareholders indirectly.

ANNUAL OPERATING EXPENSES                   CLASS 1   CLASS 3
Management fee                               0.70%     0.70%
Distribution and service (12b-1) fees        0.05%     0.40%
Other expenses (a)                           0.04%     0.04% (b)
Total fund operating expenses                0.79%     1.14% (b)

----------------
(a) Based on estimated amounts for the current fiscal year.

(b) The Adviser has contractually agreed to waive fees or reimburse Class 3 shares in an amount equal to the Expenses of Class 3 shares of the fund. If this waiver or reimbursement were not in effect, "Other expenses" and "Total fund operating expenses" would be 0.28% and 1.38%, respectively. This expense reimbursement shall continue in effect until November 1, 2006 and thereafter until terminated by the Advisor on notice to the Trust.

The hypothetical example below shows what your expenses would be if you invested $10,000 over the time periods indicated, assuming you reinvested all distributions and that the average annual return was 5%. The example is for comparison only, and does not represent the fund's actual expenses and returns, either past or future.

EXPENSE EXAMPLES   YEAR 1    YEAR 3    YEAR 5   YEAR 10
Class 1            $   81    $  253    $  440    $  981
Class 3            $  116*   $  413    $  732    $1,637

-------------------
* Reflects contractual expense reimbursement for Class 3 shares (one year only).

PORTFOLIO MANAGERS

The DeAM portfolio managers for the fund and its predecessor and the year each joined the fund team are:

John F. Robertson, CFA (1997)
Jerry W. Ehlinger, CFA (2004)
Mark D. Zeisloft, CFA (1996)
John W. Vojticek (1999)

See page __ for subadviser information and management biographies.

FUND CODES

CLASS 1     Ticker
            CUSIP                         47803X503
            Newspaper
            SEC number
            JH II fund number

CLASS 3     Ticker
            CUSIP
            Newspaper
            SEC number
            JH II fund number

SCIENCE & TECHNOLOGY FUND

SUBADVISER:  T. Rowe Price Associates, Inc. ("T. Rowe Price")

[GRAPHIC]

GOAL AND STRATEGY

The fund seeks long-term growth of capital. Current income is incidental to the fund's objective. To pursue this goal, the fund invests, under normal market conditions, at least 80% of its net assets (plus any borrowings for investment purposes) in common stocks of companies expected to benefit from the development, advancement, and/or use of science and technology. Some industries likely to be represented in the portfolio include:

-  computers including hardware,        -  life sciences and health care, including
   software and electronic components
                                        -  pharmaceuticals, medical devices, and
-  telecommunications                      biotechnology

-  media and information services       -  chemicals and synthetic materials

-  environmental services               -  defense and aerospace

-  e-commerce

While most of the fund's assets are invested in U.S. common stocks, the fund may also purchase other types of securities, including U.S. and non U.S. dollar denominated foreign securities, convertible stocks and bonds, and warrants in keeping with its objectives.

Stock selection for the fund generally reflects a growth approach based on an assessment of a company's fundamental prospects for above-average earnings, rather than on a company's size. As a result, portfolio holdings can range from securities of small companies developing new technologies to securities of blue chip firms with established track records of developing and marketing technological advances. The fund may also invest in companies that are expected to benefit from technological advances even if they are not directly involved in research and development. The fund may invest in suitable technology companies through initial public offerings.

The fund holds a certain portion of its assets in money market reserves which can consist of shares of the T. Rowe Price Reserve Investment Fund (or any other internal T. Rowe Price money market fund) as well as U.S. and foreign dollar-denominated money market securities, including repurchase agreements, in the two highest rating categories, maturing in one year or less.

The fund may sell securities for a variety of reasons such as to secure gains, limit losses or redeploy assets into more promising opportunities.

The fund may invest up to 10% of its total assets in hybrid instruments. Hybrid instruments are a type of high-risk derivative which can combine the characteristics of securities, futures and options.

In pursuing its investment objective, the fund's management has the discretion to purchase some securities that do not meet its normal investment criteria, as described above, when it perceives an unusual opportunity for gain. These special situations might arise when the fund's management believes a security could increase in value for a variety of reasons including a change in management, an extraordinary corporate event, or a temporary imbalance in the supply of or demand for the securities.

The fund is authorized to use all of the various investment strategies (including options, futures, currency and other derivatives transactions) referred to under "Hedging and Other Strategic Transactions" in the Statement of Additional Information.

In abnormal market conditions, the fund may temporarily invest extensively in cash and cash equivalents for defensive purposes. In taking these measures, the fund might not achieve its investment goal.

[GRAPHIC]

PAST PERFORMANCE

The graph shows how the fund's total return has varied from year to year, while the table shows performance of Class 1 and Class 3 shares over time (along with a broad-based market index for reference). This information may help provide an indication of the fund's risks. For periods prior to October __1, 2005, the date on which the fund commenced operations, historical performance of the fund's shares is based on the performance of the shares of the fund's predecessor John Hancock Trust ("JHT") portfolio, the Science & Technology Trust, as indicated in the notes to the table. All figures assume dividend reinvestment. Past performance does not indicate future results.

CLASS 1, TOTAL RETURNS

Best Quarter: Q4 `98, 47.10%
Worst Quarter: Q3 `01, -40.43%

INDEXES  (reflect no fees or taxes)

LIPPER SCIENCE AND TECHNOLOGY FUNDS INDEX -- an unmanaged index that measures the performance of a small number of the largest mutual funds in the investment category.

CLASS 1 CALENDAR YEAR TOTAL RETURNS

[BAR CHART]

1997      1998      1999     2000      2001      2002       2003      2004
10.7%     43.3%     95.5%   -34.1%    -41.3%    -40.8%      50.4%      0.9%

The year-to-date return as of September 30, 2005 is ____%.

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12-31-04 (a)

                                                            1 YEAR  5 YEARS    SINCE INCEPTION
Class 1                                                      0.87%   -19.02%       1.22%
Class 3 (b)                                                  0.87%   -19.02%       1.22%
Lipper Science and Technology Funds Index                    4.12%   -15.92%       4.52%

-----------------
(a) For periods prior to October __ , 2005, performance is based on the performance of the fund's predecessor JHT portfolio which commenced operations on January 1, 1997. The performance of Class 1 and Class 3 shares is based on the performance of Series I shares of the predecessor portfolio.

(b) The Class 3 shares have higher expenses than the Series I shares of the predecessor portfolio. Performance would be lower if adjusted for these higher expenses.

[GRAPHIC]

MAIN RISKS

      - EQUITY SECURITIES RISK. Stock markets are volatile, and the price of equity securities such as common and preferred stocks (and their equivalents) will fluctuate. The value of equity securities purchased by the fund could decline if the financial condition of the companies in which the fund invests decline or if overall market and economic conditions deteriorate.

      - SECTOR RISK. The fund concentrates its investments in the science and technology sector, a comparatively narrow segment of the economy, and therefore may experience greater volatility than funds investing in a broader range of industries. The products and services of companies in the science and technology sector may not prove commercially successful or may become obsolete quickly. In addition, companies in this sector may be subject to additional risks such as increased competition within the sector and changes in legislation or government regulations affecting the sector.

      - INTERNET RELATED INVESTMENTS RISK. Companies engaged in Internet-related activities are particularly vulnerable to (a) rapidly changing technology, (b) extensive government regulation and
            (c) relatively high risk of obsolescence caused by scientific and technological advances. In addition, such companies may be difficult to value, and many have high share prices relative to their earnings which may not be sustainable over the long-term. Moreover, many Internet companies are not yet profitable and will need additional financing to continue their operations; there can be no guarantee that such financing will be available.

      - SMALL CAP STOCK RISK. The fund's investments in smaller companies may be subject to more erratic price movements than investments in larger, more established companies. Small cap companies may be developing or marketing new products or services for which markets are not yet and may never become established. While small, unseasoned companies may offer greater opportunities for capital growth than larger, more established companies, they also involve greater risks and should be considered speculative.

      - FOREIGN SECURITIES RISK. Foreign securities involve special risks, including potentially unfavorable currency exchange rates, limited government regulation (including less stringent investor protection and disclosure standards) and exposure to possible economic, political and social instability. To the extent the fund invests in emerging market countries, it's foreign securities risk will be higher.

      - FIXED-INCOME SECURITIES RISK. Fixed-income securities or bonds are subject to credit risk and interest rate risk. The credit rating of bonds in the fund's portfolio could be downgraded or the issuer of a bond could default on its obligations. In general, lower-rated fixed-income securities involve more credit risk. When interest rates rise, bond prices generally fall.

      - DERIVATIVES RISK. The fund's use of certain derivative instruments (such as options, futures and swaps) could produce disproportionate gains or losses. Derivatives are generally considered more risky than direct investments and, in a down market, could become harder to value or sell at a fair price.

[GRAPHIC]

YOUR EXPENSES

Operating expenses are paid from the fund's assets, and therefore are paid by shareholders indirectly.

ANNUAL OPERATING EXPENSES              CLASS 1   CLASS 3
Management fee (a)                      1.05%      1.05%
Distribution and service (12b-1) fees   0.05%      0.40%
Other expenses (b)                      0.07%      0.07% (c)
Total fund operating expenses           1.17%      1.52% (c)

---------------

(a) The Adviser has voluntarily agreed to waive a portion of its advisory fee for the Blue Chip Growth Fund, Equity-Income Fund, Health Sciences Fund, Science and Technology Fund, Small Company Value Fund and Spectrum Income Fund. The waiver is based on the combined assets of these funds and the following series of John Hancock Trust: the Blue Chip Growth Trust, Equity-Income Trust, Health Sciences Trust, Science and Technology Trust, Small Company Value Trust and Spectrum Income Trust. The percentage fee reduction, which applies to the advisory fee of each fund, is increased once these combined assets exceed specified amounts. If this waiver were reflected in the table, the advisory fee and the total fund operating expenses for the fund would be 1.02% and 1.14%, respectively. This voluntary waiver may be terminated at any time.

(b) Based on estimated amounts for the current fiscal year.

(d) The Adviser has contractually agreed to waive fees or reimburse Class 3 shares in an amount equal to the Expenses of Class 3 shares of the fund. If this waiver or reimbursement were not in effect, "Other expenses" and

"Total fund operating expenses" would be 0.31% and 1.76%, respectively. This expense reimbursement shall continue in effect until November 1, 2006 and thereafter until terminated by the Advisor on notice to the Trust.

The hypothetical example below shows what your expenses would be after expense reimbursements (one year only) if you invested $10,000 over the time periods indicated, assuming you reinvested all distributions and that the average annual return was 5%. The example is for comparison only, and does not represent the fund's actual expenses and returns, either past or future.

EXPENSE EXAMPLES   YEAR 1    YEAR 3    YEAR 5   YEAR 10
Class 1            $  120    $  373    $  646    $1,425
Class 3            $  155*   $  531    $  932    $2,053

---------------
* Reflects contractual expense reimbursement for Class 3 shares (one year only).

PORTFOLIO MANAGER

The chair of T. Rowe Price's advisory committee for the fund and its predecessor and the year he joined the fund team are:

Michael F. Sola, CFA (2002)

See page __ for subadviser information and management biographies.

FUND CODES

CLASS 1     Ticker
            CUSIP
            Newspaper
            SEC number
            JH II fund number

CLASS 3     Ticker
            CUSIP
            Newspaper
            SEC number
            JH II fund number

UTILITIES FUND

SUBADVISER:  Massachusetts Financial Services Company ("MFS")

[GRAPHIC]

GOAL AND STRATEGY

The fund seeks capital growth and current income (income above that available from a portfolio invested entirely in equity securities). To pursue this goal, the fund invests, under normal market conditions, at least 80% of its net assets in securities of companies in the utilities industry. Securities in the utilities industry may include equity and debt securities of domestic and foreign companies.

MFS considers a company to be in the utilities industry if, at the time of investment, MFS determines that a substantial portion (i.e., at least 50%) of the company's assets or revenues are derived from one or more utilities. Securities selection is not based upon the sector of the utilities industry a company is in (i.e., electric, gas, telecommunications) or upon a company's geographic region.

Equity Investments. The fund may invest in equity securities, including common stocks and related securities, such as preferred stocks, convertible securities and depositary receipts. MFS uses a bottom-up, as opposed to a top-down, investment style in managing the equity-oriented funds (including the equity portion of the fund) it advises. This means that securities are selected based upon fundamental analysis (such as an analysis of earnings, cash flows, competitive position and management's abilities) performed by the portfolio manager of the portfolio and MFS' large group of equity research analysts. In performing this analysis and selecting securities for the portfolio, MFS places particular emphasis on each of the following factors:

      -     the current regulatory environment;

      -     the strength of the company's management team; and

      - the company's growth prospects and valuation relative to its long-term potential.

Equity securities may be listed on a securities exchange or traded in the over-the-counter markets.

As noted above, the fund's investments in equity securities include convertible securities. A convertible security is a security that may be converted within a specified period of time into a certain amount of common stock of the same or a different issuer. A convertible security generally provides:

      -     a fixed income stream, and

      - the opportunity, through its conversion feature, to participate in an increase in the market price of the underlying common stock.

Fixed Income Investments. The fund invests in the following fixed income securities:

      - corporate bonds, which are bonds or other debt obligations issued by corporations or similar entities, including up to 20% of its total assets lower rated bonds, commonly known as junk bonds;

      -     mortgage-back securities and asset-back securities; and

      - U.S. government securities, which are bonds or other debt obligations issued by, or whose principal and interest payments are guaranteed by, the U.S. government or one of its agencies or instrumentalities.

In selecting fixed income investments for the fund, MFS considers the views of its large group of fixed income portfolio managers and research analysts. This group periodically assesses the three-month total return outlook for various segments of the fixed income markets. This three-month "horizon" outlook is used by the portfolio manager(s) of MFS' fixed income oriented funds (including the fixed income portion of the fund) as a tool in making or adjusting the fund's asset allocations to these various segments of the fixed income markets. In assessing the credit quality of fixed income securities, MFS does not rely solely on the credit ratings assigned by credit rating agencies, but rather performs its own independent credit analysis.

Foreign Securities. The fund may invest up to 35% of its total assets in foreign securities (including emerging markets securities, Brady bonds and depositary receipts) such as:

      -     Equity securities of foreign companies in the utilities industry;

      - Fixed income securities of foreign companies in the utilities industry; and

      -     Fixed income securities issued by foreign governments.

The fund may have exposure to foreign currencies through its investments in foreign securities, direct holdings of foreign currencies or use of foreign currency exchange contracts for the purchase or sale of a fixed quantity of a foreign currency at a future date.

General. The fund may also invest to a limited extent in: (a) municipal bonds,
(b) variable and floating rate obligations, (c) zero coupon bonds, deferred interest bonds and PIK bonds, (d) investment companies, (e) restricted securities and (f) indexed/structured securities.

The fund may engage in active and frequent trading to achieve its principal investment strategies which will increase transaction costs.

The fund is authorized to use all of the various investment strategies (including options, futures, currency and other derivatives transactions) referred to under "Hedging and Other Strategic Transactions" in the Statement of Additional Information.

In abnormal market conditions, the fund may temporarily invest extensively in cash and cash equivalents for defensive purposes. In taking these measures, the fund might not achieve its investment goal.

[GRAPHIC]

PAST PERFORMANCE

The graph shows how the fund's total return has varied from year to year, while the table shows performance of Class 1 and Class 3 shares over time (along with a broad-based market index for reference). This information may help provide an indication of the fund's risks. For periods prior to October __, 2005, the date on which the fund commenced operations, historical performance of the fund's shares is based on the performance of the shares of the fund's predecessor John Hancock Trust ("JHT") portfolio, the Utilities Trust, as indicated in the notes to the table. All figures assume dividend reinvestment. Past performance does not indicate future results.

CLASS 1, TOTAL RETURNS

Best Quarter: Q2 `03, 19.87%
Worst Quarter: Q3 `01, -17.95%

INDEX  (reflects no fees or taxes)

S&P UTILITIES INDEX -- an unmanaged index that measures the performance of stocks issued by selected utilities companies.

CLASS 1 CALENDAR YEAR TOTAL RETURNS

[BAR CHART]

 2002      2003     2004
-23.5%     34.5%    29.4%

The year-to-date return as of September 30, 2005 is ____%.

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12-31-04 (a)

                      1 YEAR         SINCE INCEPTION
Class 1                29.42%            -0.13%
Class 3 (b)            29.42%            -0.13%
S&P Utilities Index    24.28%            -6.65%

-------------------
(a) For periods prior to October __ , 2005, performance is based on the performance of the fund's predecessor JHT portfolio which commenced operations on April 30, 2001. The performance of Class 1 and Class 3 shares is based on the performance of Series I shares of the predecessor portfolio.

(b) The Class 3 shares have higher expenses than the Series I shares of the predecessor portfolio. Performance would be lower if adjusted for these higher expenses.

[GRAPHIC]

MAIN RISKS

      - EQUITY SECURITIES RISK. Stock markets are volatile, and the price of equity securities such as common and preferred stocks (and their equivalents) will fluctuate. The value of equity securities purchased by the fund could decline if the financial condition of the companies in which the fund invests decline or if overall market and economic conditions deteriorate.

      - SECTOR RISK. The fund concentrates its investments in the utilities industry, a comparatively narrow segment of the economy, and therefore may experience greater volatility than funds investing in a broader range of industries. Many utility companies, especially gas, electric and other energy-related utility companies, are subject to various uncertainties, including risks of increases in fuel costs, costs and delays resulting from environmental and safety regulations, the potential impact of natural or man-made disasters and difficulty in obtaining adequate returns on invested capital. In addition, companies in this sector may be subject to additional risks such as increased competition within the sector and changes in legislation or government regulations affecting the sector.

      - FIXED-INCOME SECURITIES RISK. Fixed-income securities or bonds are subject to credit risk and interest rate risk. The credit rating of bonds in the fund's portfolio could be downgraded or the issuer of a bond could default on its obligations. In general, lower-rated fixed-income securities involve more credit risk. When interest rates rise, bond prices generally fall.

      - HIGH YIELD SECURITIES RISK. Fixed-income securities that are not investment grade are commonly referred to as high yield securities or "junk bonds." These securities offer a potentially higher yield than other, higher rated securities, but they carry a greater degree of risk and are considered speculative by the major credit rating agencies.

      - FOREIGN SECURITIES RISK. Foreign securities involve special risks, including potentially unfavorable currency exchange rates, limited government regulation (including less stringent investor protection and disclosure standards) and exposure to possible economic, political and social instability.

      - NON-DIVERSIFICATION RISK. The fund is non-diversified and may invest a high percentage of its assets in the securities of a small number of companies. This may result in more volatile performance relative to more diversified funds. The less diversified a fund's holdings are, the more a specific stock's poor performance is likely to affect its performance.

      - DERIVATIVES RISK. The fund's use of certain derivative instruments (such as options, futures and swaps) could produce disproportionate gains or losses. Derivatives are generally considered more risky than direct investments and, in a down market, could become harder to value or sell at a fair price.

[GRAPHIC]

YOUR EXPENSES

Operating expenses are paid from the fund's assets, and therefore are paid by shareholders indirectly.

ANNUAL OPERATING EXPENSES                   CLASS 1    CLASS 3
Management fee                               0.85%     0.85%
Distribution and service (12b-1) fees        0.05%     0.40%
Other expenses (a)                           0.29%     0.29% (b)
Total fund operating expenses                1.19%     1.54% (b)

--------------
(a) Based on estimated amounts for the current fiscal year.

(b) The Adviser has contractually agreed to waive fees or reimburse Class 3 shares in an amount equal to the Expenses of Class 3 shares of the fund. If this waiver or reimbursement were not in effect, "Other expenses" and "Total fund operating expenses" would be 0.53% and 1.78%, respectively. This expense reimbursement shall continue in effect until November 1, 2006 and thereafter until terminated by the Advisor on notice to the Trust.

The hypothetical example below shows what your expenses would be if you invested $10,000 over the time periods indicated, assuming you reinvested all distributions and that the average annual return was 5%. The example is for comparison only, and does not represent the fund's actual expenses and returns, either past or future.

EXPENSE EXAMPLES   YEAR 1    YEAR 3    YEAR 5    YEAR 10
Class 1            $  122    $  379    $  656    $1,447
Class 3            $  157*   $  537    $  942    $2,075

----------------
* Reflects contractual expense reimbursement for Class 3 shares (one year only).

PORTFOLIO MANAGERS

The MFS portfolio managers for the fund and its predecessor and the year each joined the fund team are:

Maura A. Shaughnessy (2001)
Albert D. Persons (2005)

See page __ for subadviser information and management biographies.

FUND CODES

CLASS 1    Ticker
           CUSIP
           Newspaper
           SEC number
           JH II fund number

CLASS 3    Ticker
           CUSIP
           Newspaper
           SEC number
           JH II fund number

VALUE & RESTRUCTURING FUND

SUBADVISER:  United States Trust Company ("U.S. Trust")

[GRAPHIC]

GOAL AND STRATEGY

The fund seeks long-term capital appreciation. To pursue this goal, the fund invests primarily (at least 65% of its assets) in common stocks of U.S. and, to a lesser extent, foreign companies whose share prices, in the opinion of the subadviser, do not reflect the economic value of company assets, but where the subadviser believes restructuring efforts or industry consolidation will serve to highlight true company values.

In choosing investments for the fund, U.S. Trust looks for companies as to which restructuring activities, such as consolidations, outsourcing, spin-offs or reorganizations (including investing in companies that have filed for protection from creditors under the U.S. Bankruptcy Code), will offer significant value to the issuer and increase its investment potential. The subadviser may select companies of any size for the fund, and the fund invests in a diversified group of companies across a number of different industries.

U.S. Trust will consider selling an investment of the fund if it determines that the investment is overpriced or if a particular investment or group of investments in the same industry is dominating the fund's portfolio.

The fund is authorized to use all of the various investment strategies (including options, futures, currency and other derivatives transactions) referred to under "Hedging and Other Strategic Transactions" in the Statement of Additional Information.

In abnormal market conditions, the fund may temporarily invest extensively in cash and cash equivalents for defensive purposes. In taking these measures, the fund might not achieve its investment goal.

[GRAPHIC]

PAST PERFORMANCE

Performance information is not presented for the fund because it commenced operations on October __, 2005 and has not yet completed a full calendar year of operations. Generally, performance may be expected to vary from year to year. Past performance, when presented, does not indicate future results.

[GRAPHIC]

MAIN RISKS

      - EQUITY SECURITIES RISK. Stock markets are volatile, and the price of equity securities such as common and preferred stocks (and their equivalents) will fluctuate. The value of equity securities purchased by the fund could decline if the financial condition of the companies in which the fund invests decline or if overall market and economic conditions deteriorate.

      - INVESTMENT CATEGORY RISK. The fund's strategy of investing in companies that the subadviser believes will benefit from restructuring or redeployment of assets carries the risk that an anticipated restructuring or business combination may fail to occur or may occur and fail to produce reasonably anticipated benefits. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility. Moreover, since the fund invests in common stock of such companies, its subordinated position to the holders of preferred stock and company creditors may result in a company's funds being exhausted before any payments are made to the fund.

      - INVESTMENT CATEGORY RISK. The fund's strategy of investing in value stocks carries the risk that in certain markets value stocks will underperform growth stocks.

      - SMALL/MID CAP STOCK RISK. The fund's investments in small-cap and mid-cap companies may be subject to more erratic price movements than investments in larger, more established companies. In particular, mid-sized companies may pose greater risk due to narrow product lines, limited financial resources, less depth in management or a limited trading market for their securities. Similarly, small cap companies may be developing or marketing new products or services for which markets are not yet and may never become established. While small, unseasoned companies may offer greater opportunities for capital growth than larger, more established companies, they also involve greater risks and should be considered speculative.

      - FOREIGN SECURITIES RISK. Foreign securities involve special risks, including potentially unfavorable currency exchange rates, limited government regulation (including less stringent investor protection and disclosure standards) and exposure to possible economic, political and social instability.

      - DERIVATIVES RISK. The fund's use of certain derivative instruments (such as options, futures and swaps) could produce disproportionate gains or losses. Derivatives are generally considered more risky than direct investments and, in a down market, could become harder to value or sell at a fair price.

[GRAPHIC]

YOUR EXPENSES

Operating expenses are paid from the fund's assets, and therefore are paid by shareholders indirectly.

ANNUAL OPERATING EXPENSES                   CLASS 1       CLASS 3
Management fee                               0.85%        0.85%
Distribution and service (12b-1) fees        0.05%        0.40%
Other expenses (a)                           0.05%        0.05% (b)
Total fund operating expenses                0.95%        1.30% (b)

-----------------
(a) Based on estimated amounts for the current fiscal year.

(b) The Adviser has contractually agreed to waive fees or reimburse Class 3 shares in an amount equal to the Expenses of Class 3 shares of the fund. If this waiver or reimbursement were not in effect, "Other expenses" and "Total fund operating expenses" would be 0.29% and 1.54%, respectively. This expense reimbursement shall continue in effect until November 1, 2006 and thereafter until terminated by the Advisor on notice to the Trust.

The hypothetical example below shows what your expenses would be if you invested $10,000 over the time periods indicated, assuming you reinvested all distributions and that the average annual return was 5%. The example is for comparison only, and does not represent the fund's actual expenses and returns, either past or future.

EXPENSE EXAMPLES    YEAR 1      YEAR 3
Class 1              $ 97       $ 303
Class 3              $132*      $ 463

--------------
* Reflects contractual expense reimbursement for Class 3 shares (one year only).

PORTFOLIO MANAGERS

The U.S. Trust portfolio managers for the fund and the year each joined the fund team are:

David J. Williams (primary responsibility) (October 2005)

Timothy Evnin (October 2005)

See page __ for subadviser information and management biographies.

FUND CODES

CLASS 1    Ticker
           CUSIP                     47803X669
           Newspaper
           SEC number
           JH II fund number

CLASS 3    Ticker
           CUSIP
           Newspaper
           SEC number
           JH II fund number

                                  INDEX FUNDS

500 INDEX FUND

SUBADVISER: MFC Global Investment Management (U.S.A.) Limited ("MFC Global (U.S.A.)")

[GRAPHIC]

GOAL AND STRATEGY

The fund seeks to approximate the aggregate total return of a broad-based U.S. domestic equity market index. To pursue this goal, the fund invests, under normal market conditions, at least 80% of its net assets (plus any borrowings for investment purposes) in (a) the common stocks that are included in the S&P 500 Index* and (b) securities (which may or may not be included in the S&P 500 Index) that MFC Global (U.S.A.) believes as a group will behave in a manner similar to the index. As of August 31, 2005, the market capitalizations of companies included in the S&P 500 Index ranged from $540 million to $367.4 billion.

An index is an unmanaged group of securities whose overall performance is used as an investment benchmark. Indexes may track broad investment markets, such as the global equity market, or more narrow investment markets, such as the U.S. small cap equity market. In contrast to actively managed funds, which seek to outperform their respective benchmark indexes through research and analysis, index funds seek to mirror the performance of their target indexes, minimizing performance differences over time. The fund attempts to match the performance of the S&P 500 Index by: (a) holding all, or a representative sample, of the securities that comprise that index and/or (b) by holding securities (which may or may not be included in the index) that the subadviser believes as a group will behave in a manner similar to the index. However, an index fund has operating expenses and transaction costs, while a market index does not. Therefore, the fund, while it attempts to track its target index closely, typically will be unable to match the performance of the index exactly. The composition of an index changes from time to time, and MFC Global (U.S.A.) will reflect those changes in the composition of the fund's portfolio as soon as practicable.

The fund may invest in futures contracts and Depository Receipts. The fund may invest in derivatives (investments whose value is based on securities, indexes or currencies). A more complete description of these investment strategies appears under "Hedging and Other Strategic Transactions" in the Statement of Additional Information.

* "Standard & Poor's(R)," "S&P 500(R)," and "Standard & Poor's 500(R)" are trademarks of The McGraw-Hill Companies, Inc. The fund is not sponsored, endorsed, managed, advised, sold or promoted by this company, which makes no representation regarding the advisability of investing in the fund.

[GRAPHIC]

PAST PERFORMANCE

The graph shows how the fund's total return has varied from year to year, while the table shows performance of Class 1 and Class 3 shares over time (along with a broad-based market index for reference). This information may help provide an indication of the fund's risks. For periods prior to October __, 2005, the date on which the fund commenced operations, historical performance of the fund's shares is based on the performance of the shares of the fund's predecessor John Hancock Trust ("JHT") portfolio, the 500 Index Trust, as indicated in the notes to the table. All figures assume dividend reinvestment. Past performance does not indicate future results.

CLASS 1, TOTAL RETURNS

Best Quarter: Q2 `03, 15.32%
Worst Quarter: Q3 `02,  -17.43%

INDEX  (reflects no fees or taxes)

S&P 500 INDEX -- an unmanaged index comprised of 500 stocks chosen for market size, liquidity and industry group that is designed to reflect the risk/return characteristics of the universe of large-cap stocks.

CLASS 1 CALENDAR YEAR TOTAL RETURNS

[BAR CHART]

 2001       2002      2003      2004
-12.4%     -22.5%     28.0%     10.3%

The year-to-date return as of September 30, 2005 is ____%.

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12-31-04(a)

                 1 YEAR      SINCE INCEPTION
Class 1          10.26%          -3.02%
Class 3(b)       10.26%          -3.02%
S&P 500 Index    10.87%          -2.52%

---------------
(a) For periods prior to October __ , 2005, performance is based on the performance of the fund's predecessor JHT portfolio which commenced operations on May 1, 2000. The performance of Class 1 and Class 3 shares is based on the performance of Series I shares of the predecessor portfolio.

(b) The Class 3 shares have higher expenses than the Series I shares of the predecessor portfolio. Performance would be lower if adjusted for these higher expenses.

[GRAPHIC]

MAIN RISKS

      - INDEX MANAGEMENT RISK. Certain factors may cause the fund to track its target index less closely. For example, the subadviser may select securities that are not fully representative of the index, and the fund's transaction expenses, and the size and timing of the its cash flows, may result in the fund's performance being different than that of its index. Moreover, the fund will generally reflect the performance of its target index even when the index does not perform well.

      - EQUITY SECURITIES RISK. Stock markets are volatile, and the price of equity securities such as common and preferred stocks (and their equivalents) will fluctuate. The value of equity securities purchased by the fund could decline if the financial condition of the companies in which the fund invests decline or if overall market and economic conditions deteriorate.

      - DERIVATIVES RISK. The fund's use of certain derivative instruments (such as options, futures and swaps) could produce disproportionate gains or losses. Derivatives are generally considered more risky than direct investments and, in a down market, could become harder to value or sell at a fair price.

[GRAPHIC]

YOUR EXPENSES

Operating expenses are paid from the fund's assets, and therefore are paid by shareholders indirectly.

ANNUAL OPERATING EXPENSES              CLASS 1   CLASS 3
Management fee                          0.46%    0.46%
Distribution and service (12b-1) fees   0.05%    0.40%
Other expenses (a)                      0.04%    0.04% (b)
Total fund operating expenses           0.55%    0.90% (b)

-----------------
(a) Based on estimated amounts for the current fiscal year.

(b) The Adviser has contractually agreed to waive fees or reimburse Class 3 shares in an amount equal to the Expenses of Class 3 shares of the fund. If this waiver or reimbursement were not in effect, "Other expenses" and "Total fund operating expenses" would be 0.28% and 1.14%, respectively. This expense reimbursement shall continue in effect until November 1, 2006 and thereafter until terminated by the Advisor on notice to the Trust.

The hypothetical example below shows what your expenses would be if you invested $10,000 over the time periods indicated, assuming you reinvested all distributions and that the average annual return was 5%. The example is for comparison only, and does not represent the fund's actual expenses and returns, either past or future.

The hypothetical example below shows what your expenses would be after expense reimbursements (one year only) if you invested $10,000 over the time periods indicated, assuming you reinvested all distributions and that the average annual return was 5%. The example is for comparison only, and does not represent the fund's actual expenses and returns, either past or future.

EXPENSE EXAMPLES   YEAR 1    YEAR 3    YEAR 5    YEAR 10
Class 1            $   56    $  175    $  305    $  684
Class 3            $   92*   $  338    $  604    $1,365

------------------
* Reflects contractual expense reimbursement for Class 3 shares (one year only).

PORTFOLIO MANAGERS

The MFC Global (U.S.A.) portfolio managers for the fund and its predecessor and the year each joined the fund team are:

Carson Jen (2003)

Narayan Ramani, CFA (2003)

See page __ for subadviser information and management biographies.

FUND CODES

CLASS 1      Ticker
             CUSIP
             Newspaper
             SEC number
             JH II fund number

CLASS 3      Ticker
             CUSIP
             Newspaper
             SEC number
             JH II fund number

BOND INDEX FUND

SUBADVISER:  Declaration Management & Research LLC ("Declaration")

[GRAPHIC]

GOAL AND STRATEGY

The fund seeks to track the performance of the Lehman Brothers Aggregate Bond Index (which represents the U.S. investment grade bond market). To pursue this goal, the fund invests, under normal market conditions, at least 80% of its assets in securities listed in this index.

An index is an unmanaged group of securities whose overall performance is used as an investment benchmark. Indexes may track broad investment markets, such as the global equity market, or more narrow investment markets, such as the U.S. small cap equity market. In contrast to actively managed funds, which seek to outperform their respective benchmark indexes through research and analysis, index funds seek to mirror the performance of their target indexes, minimizing performance differences over time. The fund attempts to match the performance of the Lehman Brothers Aggregate Bond Index (the "Lehman Index") by holding a representative sample of the securities that comprise the Lehman Index. However, an index fund has operating expenses and transaction costs, while a market index does not. Therefore, the fund, while it attempts to track its target index closely, typically will be unable to match the performance of the index exactly. The Lehman Index composition may change from time to time. The subadviser will reflect those changes as soon as practicable.

The fund is an intermediate term bond fund of high and medium credit quality.

The subadviser employs a passive management strategy using quantitative techniques to select individual securities that provide a representative sample of the securities in the Lehman Index.

The Lehman Index consists of dollar denominated, fixed rate, investment grade debt securities with maturities generally greater than one year and outstanding par values of at least $200 million including:

      -     U.S. Treasury and agency securities;

      - Asset-backed and mortgage-backed securities, including mortgage pass-through securities and commercial mortgage-backed securities ("CMBS") and collateralized mortgage offerings ("CMOs");

      -     Corporate bonds, both U.S. and foreign (if dollar denominated); and

      -     Foreign government and agency securities (if dollar denominated).

The subadviser selects securities to match, as closely as practicable, the Lehman Index's duration, cash flow, sector, credit quality, callability and other key performance characteristics.

The fund may purchase other types of securities that are not primary investment vehicles. This would include, for example, certain derivatives (investments whose value is based on indexes or other securities).

The fund is authorized to use all of the various investment strategies (including options, futures, currency and other derivatives transactions) referred to under "Hedging and Other Strategic Transactions" in the Statement of Additional Information.

[GRAPHIC]

PAST PERFORMANCE

Performance information is not presented for the fund because it commenced operations on October __, 2005 and has not yet completed a full calendar year of operations. Generally, performance may be expected to vary from year to year. Past performance, when presented, does not indicate future results.

[GRAPHIC]

MAIN RISKS

      - INDEX MANAGEMENT RISK. Certain factors may cause the fund to track its target index less closely. For example, the subadviser may select securities that are not fully representative of the index, and the fund's transaction expenses, and the size and timing of the its cash flows, may result in the fund's performance being different than that of its index. Moreover, the fund will generally reflect the performance of its target index even when the index does not perform well.

      - CREDIT RISK. Fixed-income securities or bonds are subject to the risk that the issuer will not repay all or part of the principal borrowed and will not make all interest payments. Lower quality and longer maturity bonds will be subject to greater credit risk and price fluctuations than higher quality and shorter maturity bonds. Bonds held by the fund may be affected by unfavorable political, economic, or government developments that could affect the repayment of principal or the payment of interest

      - INTEREST RATE RISK. Fixed-income securities are affected by changes in interest rates. When interest rates decline, the market value of fixed-income securities generally will increase. Conversely, when interest rates rise, the market value of fixed-income securities will generally decrease. The longer the remaining maturity of instruments held by the fund, the more sensitive the fund is to interest rate risk.

      - FOREIGN SECURITIES RISK. Foreign securities involve special risks, including potentially unfavorable currency exchange rates, limited government regulation (including less stringent investor protection and disclosure standards) and exposure to possible economic, political and social instability.

      - PREPAYMENT/CALL RISK. The fund's share price or yield could be hurt if interest rate movements cause the fund's mortgage-related securities to be paid off substantially earlier than expected.

      DERIVATIVES RISK. The fund's use of certain derivative instruments (such as options, futures and swaps) could produce disproportionate gains or losses. Derivatives are generally considered more risky than direct investments and, in a down market, could become harder to value or sell at a fair price.

[GRAPHIC]

YOUR EXPENSES

Operating expenses are paid from the fund's assets, and therefore are paid by shareholders indirectly.

ANNUAL OPERATING EXPENSES                   CLASS 1       CLASS 3
Management fee                               0.47%        0.47%
Distribution and service (12b-1) fees        0.05%        0.40%
Other expenses (a)                           0.47%        0.47% (b)
Total fund operating expenses                0.99%        1.34% (b)

----------------
(a) Based on estimated amounts for the current fiscal year.

(b) The Adviser has contractually agreed to waive fees or reimburse Class 3 shares in an amount equal to the Expenses of Class 3 shares of the fund. If this waiver or reimbursement were not in effect, "Other expenses" and "Total fund operating expenses" would be 0.71% and 1.58%, respectively. This expense reimbursement shall continue in effect until November 1, 2006 and thereafter until terminated by the Advisor on notice to the Trust.

The hypothetical example below shows what your expenses would be if you invested $10,000 over the time periods indicated, assuming you reinvested all distributions and that the average annual return was 5%. The example is for comparison only, and does not represent the fund's actual expenses and returns, either past or future.

EXPENSE EXAMPLES     YEAR 1   YEAR 3   YEAR 5   YEAR 10
Class 1               $101     $316     $549    $ 1,217
Class 3               $136*    $475     $838    $ 1,858

------------------
* Reflects contractual expense reimbursement for Class 3 shares (one year only).

PORTFOLIO MANAGERS

The Declaration portfolio managers for the fund and the year each joined the fund team are:

James E. Shallcross (October 2005)

Peter Farley (October 2005)

See page __ for subadviser information and management biographies.

FUND CODES

CLASS 1      Ticker
             CUSIP
             Newspaper
             SEC number
             JH II fund number

CLASS 3      Ticker
             CUSIP
             Newspaper
             SEC number
             JH II fund number

INTERNATIONAL EQUITY INDEX FUND

SUBADVISER:  SSgA Funds Management, Inc. ("SSgA")

[GRAPHIC]

GOAL AND STRATEGY

The fund seeks to track the performance of a broad-based equity index of foreign companies, primarily in developed countries and, to a lesser extent, in emerging market countries. To pursue this goal, the fund invests, under normal market conditions, at least 80% of its assets in securities listed in the Morgan Stanley Capital International All Country World Excluding U.S. Index* (the "MSCI ACW ex-US Index"). As of December 31, 2004, the market capitalizations of companies included in the MSCI ACW ex-US Index ranged from $40 million to $211.8 billion.

An index is an unmanaged group of securities whose overall performance is used as an investment benchmark. Indexes may track broad investment markets, such as the global equity market, or more narrow investment markets, such as the U.S. small cap equity market. In contrast to actively managed funds, which seek to outperform their respective benchmark indexes through research and analysis, index funds seek to mirror the performance of their target indexes, minimizing performance differences over time. The fund attempts to match the performance of the MSCI ACW ex-US Index by holding all, or a representative sample, of the securities that comprise the index. However, an index portfolio has operating expenses and transaction costs, while a market index does not. Therefore, the fund, while it attempts to track its target index closely, typically will be unable to match the performance of the index exactly.

SSgA employs a passive management strategy by normally investing in all stocks included in the MSCI ACW ex-US Index. The subadviser normally invests in each stock in roughly the same proportion as represented by the index. The subadviser seeks to replicate as closely as possible the aggregate risk characteristics and country diversification of the index. The index composition changes from time to time. The subadviser will reflect those changes as soon as practicable.

The fund is normally fully invested. The subadviser invests in stock index futures to maintain market exposure and manage cash flow. Although the fund may employ foreign currency hedging techniques, they normally maintain the currency exposure of the underlying equity investments.

The fund may purchase other types of securities that are not primary investment vehicles, for example, American Depositary Receipts (ADRs), Global Depositary Receipts (GDRs), European Depositary Receipts (EDRs), certain Exchange Traded Funds (ETFs), cash equivalents, and certain derivatives (investments whose value is based on indices or other securities). As an example of how derivatives may be used, the fund may invest in stock index futures to manage cash flow.

The fund is authorized to use all of the various investment strategies (including options, futures, currency and other derivatives transactions) referred to under "Hedging and Other Strategic Transactions" in the Statement of Additional Information.

* "MSCI(R)" is a trademark of Morgan Stanley & Co. Incorporated. The fund is not sponsored, endorsed, managed, advised, sold or promoted by this company, and this company makes no representation regarding the advisability of investing in the fund.

[GRAPHIC]

PAST PERFORMANCE

The graph shows how the fund's total return has varied from year to year, while the table shows performance of Class 1 and Class 3 shares over time (along with a broad-based market index for reference). This information may help provide an indication of the fund's risks. For periods prior to October __, 2005, the date on which the fund commenced operations, historical performance of the fund's shares is based on the performance of the shares of the fund's predecessor John Hancock Trust ("JHT") portfolio, the International Equity Index Trust A, as indicated in the notes to the table. All figures assume dividend reinvestment. Past performance does not indicate future results.

CLASS 1, TOTAL RETURNS

Best Quarter: Q4, 1998, 20.9%
Worst Quarter: Q9 `02, -20.1%

INDEXES (reflect no fees or taxes)

MSCI ACW EX-US INDEX -- an unmanaged index that measures the performance of stocks in developing and emerging markets other than the United States.

CLASS 1 CALENDAR YEAR TOTAL RETURNS

[BAR CHART]

1995      1996     1997       1998      1999     2000      2001      2002       2003      2004
 8.0%      9.2%    -5.2%      20.8%     30.9%   -17.4%    -20.3%    -15.2%      42.0%     20.2%

The year-to-date return as of September 30, 2005 is ____%.

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12-31-04 (a)

                        1 YEAR   5 YEARS    10 YEARS
Class 1                 20.07%   -0.98%      5.36%
Class 3 (b)             20.07%   -0.98%      5.36%
MSCI ACW ex-US Index    21.37%    0.00%      6.01%

---------------
(a) For periods prior to October __, 2005, performance is based on the performance of the Series I shares of the fund's predecessor JHT portfolio which commenced operations on April 29, 2005 when it succeeded to the operations and assumed the historical performance of the Series I shares of a John Hancock Variable Series Trust I ("VST") portfolio which had commenced operations on May 2, 1988.

(b) The Class 3 shares have higher expenses than the Series I shares of the JHT and VST portfolios. Performance would be lower if adjusted for these higher expenses.

[GRAPHIC]

MAIN RISKS

      - INDEX MANAGEMENT RISK. Certain factors may cause the fund to track its target index less closely. For example, the subadviser may select securities that are not fully representative of the index, and the fund's transaction expenses, and the size and timing of the its cash flows, may result in the fund's performance being different than that of its index. Moreover, the fund will generally reflect the performance of its target index even when the index does not perform well.

      - EQUITY SECURITIES RISK. Stock markets are volatile, and the price of equity securities such as common and preferred stocks (and their equivalents) will fluctuate. The value of equity securities purchased by the fund could decline if the financial condition of the companies in which the fund invests decline or if overall market and economic conditions deteriorate.

      - FOREIGN SECURITIES RISK. Foreign securities involve special risks, including potentially unfavorable currency exchange rates, limited government regulation (including less stringent investor protection and disclosure standards) and exposure to possible economic, political and social instability. To the extent the fund invests in emerging market countries, it's foreign securities risk will be higher.

      DERIVATIVES RISK. The fund's use of certain derivative instruments (such as options, futures and swaps) could produce disproportionate gains or losses. Derivatives are generally considered more risky than direct investments and, in a down market, could become harder to value or sell at a fair price.

[GRAPHIC]

YOUR EXPENSES

Operating expenses are paid from the fund's assets, and therefore are paid by shareholders indirectly.

ANNUAL OPERATING EXPENSES                 CLASS 1      CLASS 3
Management fee                             0.55%       0.55%
Distribution and service (12b-1) fees      0.05%       0.40%
Other expenses (a)                         0.08%       0.08% (b)
Total fund operating expenses              0.68%       1.03% (b)

--------------
(a) Based on estimated amounts for the current fiscal year.

(b) The Adviser has contractually agreed to waive fees or reimburse Class 3 shares in an amount equal to the Expenses of Class 3 shares of the fund. If this waiver or reimbursement were not in effect, "Other expenses" and "Total fund operating expenses" would be 0.32% and 1.27%, respectively. This expense reimbursement shall continue in effect until November 1, 2006 and thereafter until terminated by the Advisor on notice to the Trust.

The hypothetical example below shows what your expenses would be if you invested $10,000 over the time periods indicated, assuming you reinvested all distributions and that the average annual return was 5%. The example is for comparison only, and does not represent the fund's actual expenses and returns, either past or future.

EXPENSE EXAMPLES          YEAR 1    YEAR 3  YEAR 5   YEAR 10
Class 1                    $ 69      $217    $377     $  843
Class 3                    $105*     $379    $674     $1,513

---------------
* Reflects contractual expense reimbursement for Class 3 shares (one year only).

PORTFOLIO MANAGERS

The SSgA portfolio managers for the fund and its predecessor and the year each joined the fund team are:

Jeffrey Beach (lead manager) (May 2005)

James Francis (May 2005)

See page __ for subadviser information and management biographies.

FUND CODES

CLASS 1      Ticker
             CUSIP
             Newspaper
             SEC number
             JH II fund number

CLASS 3      Ticker
             CUSIP
             Newspaper
             SEC number
             JH II fund number

MID CAP INDEX FUND

SUBADVISER: MFC Global Investment Management (U.S.A.) Limited ("MFC Global (U.S.A.)")

[GRAPHIC]

GOAL AND STRATEGY

The fund seeks to approximate the aggregate total return of a mid cap U.S. domestic equity market index. To pursue this goal, the fund invests, under normal market conditions, at least 80% of its net assets (plus any borrowings for investment purposes) in (a) the common stocks that are included in the S&P 400 Index* and (b) securities (which may or may not be included in the S&P 400 Index) that MFC Global (U.S.A.) believes as a group will behave in a manner similar to the index. As of August 31, 2005, the market capitalizations of companies included in the S&P 400 Index ranged from $270 million to $8.63 billion.

An index is an unmanaged group of securities whose overall performance is used as an investment benchmark. Indexes may track broad investment markets, such as the global equity market, or more narrow investment markets, such as the U.S. small cap equity market. In contrast to actively managed funds, which seek to outperform their respective benchmark indexes through research and analysis, index funds seek to mirror the performance of their target indexes, minimizing performance differences over time. The fund attempts to match the performance of the S&P 400 Index by: (a) holding all, or a representative sample, of the securities that comprise that index and/or (b) by holding securities (which may or may not be included in the index) that the subadviser believes as a group will behave in a manner similar to the index. However, an index fund has operating expenses and transaction costs, while a market index does not. Therefore, the fund, while it attempts to track its target index closely, typically will be unable to match the performance of the index exactly. The composition of an index changes from time to time, and MFC Global (U.S.A.) will reflect those changes in the composition of the fund's portfolio as soon as practicable.

The fund may invest in futures contracts and Depository Receipts. The fund may invest in derivatives (investments whose value is based on securities, indexes or currencies). A more complete description of these investment strategies appears under "Hedging and Other Strategic Transactions" in the Statement of Additional Information.

* "Standard & Poor's(R)," "S&P 400(R)," and "Standard & Poor's 400(R)" are trademarks of The McGraw-Hill Companies, Inc. The fund is not sponsored, endorsed, managed, advised, sold or promoted by this company, which makes no representation regarding the advisability of investing in the fund.

[GRAPHIC]

PAST PERFORMANCE

The graph shows how the fund's total return has varied from year to year, while the table shows performance of Class 1 and Class 3 shares over time (along with a broad-based market index for reference). This information may help provide an indication of the fund's risks. For periods prior to October __, 2005, the date on which the fund commenced operations, historical performance of the fund's shares is based on the performance of the shares of the fund's predecessor John Hancock Trust ("JHT") portfolio, the Mid Cap Index Fund, as indicated in the notes to the table. All figures assume dividend reinvestment. Past performance does not indicate future results.

CLASS 1, TOTAL RETURNS

Best Quarter: Q4 `01, 17.71%
Worst Quarter: Q3 `02,  -16.75%

INDEX  (reflects no fees or taxes)

S&P MIDCAP 400 INDEX -- an unmanaged market capitalization-weighted index that measures the performance of 400 stocks with market values between $200 million and $5 billion.

CLASS 1 CALENDAR YEAR TOTAL RETURNS

[BAR CHART]

2001       2002       2003       2004
-1.7%     -15.2.%     34.6%      15.8%

The year-to-date return as of September 30, 2005 is ____%.

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12-31-04(a)

                               1 YEAR       SINCE INCEPTION
Class 1                        15.83%            7.35%
Class 3(b)                     15.83%            7.35%
S&P Midcap 400 Index           16.48%            7.96%

---------------
(a) For periods prior to October __ , 2005, performance is based on the performance of the fund's predecessor JHT portfolio which commenced operations on May 1, 2000. The performance of Class 1 and Class 3 shares is based on the performance of Series I shares of the predecessor portfolio.

(b) The Class 3 shares have higher expenses than the Series I shares of the predecessor portfolio. Performance would be lower if adjusted for these higher expenses.

[GRAPHIC]

MAIN RISKS

      - INDEX MANAGEMENT RISK. Certain factors may cause the fund to track its target index less closely. For example, the subadviser may select securities that are not fully representative of the index, and the fund's transaction expenses, and the size and timing of the its cash flows, may result in the fund's performance being different than that of its index. Moreover, the fund will generally reflect the performance of its target index even when the index does not perform well.

      - EQUITY SECURITIES RISK. Stock markets are volatile, and the price of equity securities such as common and preferred stocks (and their equivalents) will fluctuate. The value of equity securities purchased by the fund could decline if the financial condition of the companies in which the fund invests decline or if overall market and economic conditions deteriorate.

      - MID CAP STOCK RISK. The fund's investments in mid-cap companies may be subject to more erratic price movements than investments in larger, more established companies. In particular, mid-sized companies may pose greater risk due to narrow product lines, limited financial resources, less depth in management or a limited trading market for their securities.

      - DERIVATIVES RISK. The fund's use of certain derivative instruments (such as options, futures and swaps) could produce disproportionate gains or losses. Derivatives are generally considered more risky than direct investments and, in a down market, could become harder to value or sell at a fair price.

[GRAPHIC]

YOUR EXPENSES

Operating expenses are paid from the fund's assets, and therefore are paid by shareholders indirectly.

ANNUAL OPERATING EXPENSES                         CLASS 1         CLASS 3
Management fee                                     0.49%           0.49%
Distribution and service (12b-1) fees              0.05%           0.40%
Other expenses (a)                                 0.05%           0.05%(b)
Total fund operating expenses                      0.59%           0.94%(b)

------------------
(a) Based on estimated amounts for the current fiscal year.

(b) The Adviser has contractually agreed to waive fees or reimburse Class 3 shares in an amount equal to the Expenses of Class 3 shares of the fund. If this waiver or reimbursement were not in effect, "Other expenses" and "Total fund operating expenses" would be 0.29% and 1.18%, respectively. This expense reimbursement shall continue in effect until November 1, 2006 and thereafter until terminated by the Advisor on notice to the Trust.

The hypothetical example below shows what your expenses would be if you invested $10,000 over the time periods indicated, assuming you reinvested all distributions and that the average annual return was 5%. The example is for comparison only, and does not represent the fund's actual expenses and returns, either past or future.

EXPENSE EXAMPLES                 YEAR 1    YEAR 3    YEAR 5    YEAR 10
Class 1                           $61       $190      $331      $  742
Class 3                           $96*      $351      $626      $1,410

----------------
* Reflects contractual expense reimbursement for Class 3 shares (one year only).

PORTFOLIO MANAGERS

The MFC Global (U.S.A.) portfolio managers for the fund and its predecessor and the year each joined the fund team are:

Carson Jen (2003)
Narayan Ramani, CFA (2003)

See page __ for subadviser information and management biographies.

FUND CODES

CLASS 1      Ticker
             CUSIP
             Newspaper
             SEC number
             JH II fund number

CLASS 3      Ticker
             CUSIP
             Newspaper
             SEC number
             JH II fund number

SMALL CAP INDEX FUND

SUBADVISER: MFC Global Investment Management (U.S.A.) Limited ("MFC Global (U.S.A.)")

[GRAPHIC]

GOAL AND STRATEGY

The fund seeks to approximate the aggregate total return of a small cap U.S. domestic equity market index. To pursue this goal, the fund invests, under normal market conditions, at least 80% of its net assets (plus any borrowings for investment purposes) in (a) the common stocks that are included in the Russell 2000 Index* and (b) securities (which may or may not be included in the Russell 2000 Index) that MFC Global (U.S.A.) believes as a group will behave in a manner similar to the index. As of August 31, 2005, the market capitalizations of companies included in the Russell 2000 Index ranged from $58 million to $3.5 billion.

An index is an unmanaged group of securities whose overall performance is used as an investment benchmark. Indexes may track broad investment markets, such as the global equity market, or more narrow investment markets, such as the U.S. small cap equity market. In contrast to actively managed funds, which seek to outperform their respective benchmark indexes through research and analysis, index funds seek to mirror the performance of their target indexes, minimizing performance differences over time. The fund attempts to match the performance of the Russell 2000 Index by: (a) holding all, or a representative sample, of the securities that comprise that index and/or (b) by holding securities (which may or may not be included in the index) that the subadviser believes as a group will behave in a manner similar to the index. However, an index fund has operating expenses and transaction costs, while a market index does not. Therefore, the fund, while it attempts to track its target index closely, typically will be unable to match the performance of the index exactly. The composition of an index changes from time to time, and MFC Global (U.S.A.) will reflect those changes in the composition of the fund's portfolio as soon as practicable.

The fund may invest in futures contracts. The fund may invest in derivatives (investments whose value is based on securities, indexes or currencies). A more complete description of these investment strategies appears under "Hedging and Other Strategic Transactions" in the Statement of Additional Information.

* "Russell 2000(R)" is a trademark of Frank Russell Company. The fund is not sponsored, endorsed, managed, advised, sold or promoted by this company, which makes no representation regarding the advisability of investing in the fund.

[GRAPHIC]

PAST PERFORMANCE

The graph shows how the fund's total return has varied from year to year, while the table shows performance of Class 1 and Class 3 shares over time (along with a broad-based market index for reference). This information may help provide an indication of the fund's risks. For periods prior to October __, 2005, the date on which the fund commenced operations, historical performance of the fund's shares is based on the performance of the shares of the fund's predecessor John Hancock Trust ("JHT") portfolio, the Small Cap Index Fund, as indicated in the notes to the table. All figures assume dividend reinvestment. Past performance does not indicate future results.

CLASS 1, TOTAL RETURNS

Best Quarter: Q2 `03, 22.77%
Worst Quarter: Q3 `02, -21.83%

INDEX  (reflects no fees or taxes)

RUSSELL 2000 INDEX -- an unmanaged index that measures the performance of the 2,000 smallest companies in the Russell 3000 Index, representing approximately 8% of the total market capitalization of the Russell 3000 Index.

CLASS 1 CALENDAR YEAR TOTAL RETURNS

[BAR CHART]

2001       2002       2003      2004
-1.5%    -21.5.%      45.8%     17.3%

The year-to-date return as of September 30, 2005 is ____%.

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12-31-04(a)

                                 1 YEAR           SINCE INCEPTION
Class 1                          17.33%                5.37%
Class 3(b)                       17.33%                5.37%
Russell 2000 Index               18.33%                6.95%

---------------
(a) For periods prior to October __ , 2005, performance is based on the performance of the fund's predecessor JHT portfolio which commenced operations on May 1, 2000. The performance of Class 1 and Class 3 shares is based on the performance of Series I shares of the predecessor portfolio.

(b) The Class 3 shares have higher expenses than the Series I shares of the predecessor portfolio. Performance would be lower if adjusted for these higher expenses.

[GRAPHIC]

MAIN RISKS

      - INDEX MANAGEMENT RISK. Certain factors may cause the fund to track its target index less closely. For example, the subadviser may select securities that are not fully representative of the index, and the fund's transaction expenses, and the size and timing of the its cash flows, may result in the fund's performance being different than that of its index. Moreover, the fund will generally reflect the performance of its target index even when the index does not perform well.

      - EQUITY SECURITIES RISK. Stock markets are volatile, and the price of equity securities such as common and preferred stocks (and their equivalents) will fluctuate. The value of equity securities purchased by the fund could decline if the financial condition of the companies in which the fund invests decline or if overall market and economic conditions deteriorate.

      - SMALL/MID CAP STOCK RISK. The fund's investments in small-cap and mid-cap companies may be subject to more erratic price movements than investments in larger, more established companies. In particular, mid-sized companies may pose greater risk due to narrow product lines, limited financial resources, less depth in management or a limited trading market for their securities. Similarly, small cap companies may be developing or marketing new products or services for which markets are not yet and may never become established. While small, unseasoned companies may offer greater opportunities for capital growth than larger, more established companies, they also involve greater risks and should be considered speculative.

      - DERIVATIVES RISK. The fund's use of certain derivative instruments (such as options, futures and swaps) could produce disproportionate gains or losses. Derivatives are generally considered more risky than direct investments and, in a down market, could become harder to value or sell at a fair price.

[GRAPHIC]

YOUR EXPENSES

Operating expenses are paid from the fund's assets, and therefore are paid by shareholders indirectly.

ANNUAL OPERATING EXPENSES                             CLASS 1         CLASS 3
Management fee                                         0.49%           0.49%
Distribution and service (12b-1) fees                  0.05%           0.40%
Other expenses (a)                                     0.05%           0.05% (b)
Total fund operating expenses                          0.59%           0.94% (b)

----------------
(a) Based on estimated amounts for the current fiscal year.

(b) The Adviser has contractually agreed to waive fees or reimburse Class 3 shares in an amount equal to the Expenses of Class 3 shares of the fund. If this waiver or reimbursement were not in effect, "Other expenses" and "Total fund operating expenses" would be 0.29% and 1.18%, respectively. This expense reimbursement shall continue in effect until November 1, 2006 and thereafter until terminated by the Advisor on notice to the Trust.

The hypothetical example below shows what your expenses would be if you invested $10,000 over the time periods indicated, assuming you reinvested all distributions and that the average annual return was 5%. The example is for comparison only, and does not represent the fund's actual expenses and returns, either past or future.

EXPENSE EXAMPLES         YEAR 1     YEAR 3     YEAR 5     YEAR 10
Class 1                   $61        $190       $331       $  743
Class 3                   $96*       $351       $626       $1,410

------------------
* Reflects contractual expense reimbursement for Class 3 shares (one year only).

PORTFOLIO MANAGERS

The MFC Global (U.S.A.) portfolio managers for the fund and its predecessor and the year each joined the fund team are:

Carson Jen (2003)
Narayan Ramani, CFA (2003)

See page __ for subadviser information and management biographies.

FUND CODES

CLASS 1      Ticker
             CUSIP
             Newspaper
             SEC number
             JH II fund number

CLASS 3      Ticker
             CUSIP
             Newspaper
             SEC number
             JH II fund number

TOTAL STOCK MARKET INDEX FUND

SUBADVISER: MFC Global Investment Management (U.S.A.) Limited ("MFC Global (U.S.A.)")

[GRAPHIC]

GOAL AND STRATEGY

The fund seeks to approximate the aggregate total return of a broad U.S. domestic equity market index. To pursue this goal, the fund invests under normal market conditions, at least 80% of its net assets (plus any borrowings for investment purposes) in (a) the common stocks that are included in the Dow Jones Wilshire 5000 Index* and (b) securities (which may or may not be included in the Dow Jones Wilshire 5000 Index) that MFC Global (U.S.A.) believes as a group will behave in a manner similar to the index. As of August 31, 2005, the market capitalizations of companies included in the Dow Jones Wilshire 5000 Index ranged from less than $1 million to $386.4 billion.

An index is an unmanaged group of securities whose overall performance is used as an investment benchmark. Indexes may track broad investment markets, such as the global equity market, or more narrow investment markets, such as the U.S. small cap equity market. In contrast to actively managed funds, which seek to outperform their respective benchmark indexes through research and analysis, index funds seek to mirror the performance of their target indexes, minimizing performance differences over time. The fund attempts to match the performance of the Dow Jones Wilshire 5000 Index by: (a) holding all, or a representative sample, of the securities that comprise that index and/or (b) by holding securities (which may or may not be included in the index) that the subadviser believes as a group will behave in a manner similar to the index. However, an index fund has operating expenses and transaction costs, while a market index does not. Therefore, the fund, while it attempts to track its target index closely, typically will be unable to match the performance of the index exactly. The composition of an index changes from time to time, and MFC Global (U.S.A.) will reflect those changes in the composition of the fund's portfolio as soon as practicable.

The fund may invest in futures contracts. The fund may invest in derivatives (investments whose value is based on securities, indexes or currencies). A more complete description of these investment strategies appears under "Hedging and Other Strategic Transactions" in the Statement of Additional Information.

* "Dow Jones Wilshire 5000(R)" is a trademark of Wilshire Associates. The fund is not sponsored, endorsed, managed, advised, sold or promoted by this company, which makes no representation regarding the advisability of investing in the fund.

[GRAPHIC]

PAST PERFORMANCE

The graph shows how the fund's total return has varied from year to year, while the table shows performance of Class 1 and Class 3 shares over time (along with a broad-based market index for reference). This information may help provide an indication of the fund's risks. For periods prior to October __, 2005, the date on which the fund commenced operations, historical performance of the fund's shares is based on the performance of the shares of the fund's predecessor John Hancock Trust ("JHT") portfolio, the Total Stock Market Index Trust, as indicated in the notes to the table. All figures assume dividend reinvestment. Past performance does not indicate future results.

CLASS 1, TOTAL RETURNS

Best Quarter: Q2 `03, 16.26%
Worst Quarter: Q3 `02, -16.74%

INDEX  (reflects no fees or taxes)

WILSHIRE 5000 INDEX -- an unmanaged index that that measures the performance of all U.S. headquartered equity securities.

CLASS 1 CALENDAR YEAR TOTAL RETURNS

[BAR CHART]

2001       2002      2003      2004
-11.4%    -21.3%     30.5%     11.7%

The year-to-date return as of September 30, 2005 is ____%.

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12-31-04(a)

                                1 YEAR           SINCE INCEPTION
Class 1                         11.74%                -1.89%
Class 3(b)                      11.74%                -1.89%
Russell 2000 Index              12.62%                -1.19%

---------------
(a) For periods prior to October __ , 2005, performance is based on the performance of the fund's predecessor JHT portfolio which commenced operations on May 1, 2000. The performance of Class 1 and Class 3 shares is based on the performance of Series I shares of the predecessor portfolio.

(b) The Class 3 shares have higher expenses than the Series I shares of the predecessor portfolio. Performance would be lower if adjusted for these higher expenses.

[GRAPHIC]

MAIN RISKS

      - INDEX MANAGEMENT RISK. Certain factors may cause the fund to track its target index less closely. For example, the subadviser may select securities that are not fully representative of the index, and the fund's transaction expenses, and the size and timing of the its cash flows, may result in the fund's performance being different than that of its index. Moreover, the fund will generally reflect the performance of its target index even when the index does not perform well.

      - EQUITY SECURITIES RISK. Stock markets are volatile, and the price of equity securities such as common and preferred stocks (and their equivalents) will fluctuate. The value of equity securities purchased by the fund could decline if the financial condition of the companies in which the fund invests decline or if overall market and economic conditions deteriorate.

      - DERIVATIVES RISK. The fund's use of certain derivative instruments (such as options, futures and swaps) could produce disproportionate gains or losses. Derivatives are generally considered more risky than direct investments and, in a down market, could become harder to value or sell at a fair price.

[GRAPHIC]

YOUR EXPENSES

Operating expenses are paid from the fund's assets, and therefore are paid by shareholders indirectly.

ANNUAL OPERATING EXPENSES                    CLASS 1    CLASS 3
Management fee                                0.49%      0.49%
Distribution and service (12b-1) fees         0.05%      0.40%
Other expenses (a)                            0.05%      0.05% (b)
Total fund operating expenses                 0.59%      0.94% (b)

-----------------
(a) Based on estimated amounts for the current fiscal year.

(b) The Adviser has contractually agreed to waive fees or reimburse Class 3 shares in an amount equal to the Expenses of Class 3 shares of the fund. If this waiver or reimbursement were not in effect, "Other expenses" and "Total fund operating expenses" would be 0.29% and 1.18%, respectively. This expense reimbursement shall continue in effect until November 1, 2006 and thereafter until terminated by the Advisor on notice to the Trust.

The hypothetical example below shows what your expenses would be if you invested $10,000 over the time periods indicated, assuming you reinvested all distributions and that the average annual return was 5%. The example is for comparison only, and does not represent the fund's actual expenses and returns, either past or future.

EXPENSE EXAMPLES          YEAR 1     YEAR 3     YEAR 5     YEAR 10
Class 1                    $60        $189       $329       $  736
Class 3                    $96*       $351       $626       $1,410

------------------
* Reflects contractual expense reimbursement for Class 3 shares (one year only).

PORTFOLIO MANAGERS

The MFC Global (U.S.A.) portfolio managers for the fund and its predecessor and the year each joined the fund team are:

Carson Jen (2003)
Narayan Ramani, CFA (2003)

See page __ for subadviser information and management biographies.

FUND CODES

CLASS 1      Ticker
             CUSIP
             Newspaper
             SEC number
             JH II fund number

CLASS 3      Ticker
             CUSIP
             Newspaper
             SEC number
             JH II fund number

YOUR ACCOUNT

CLASS 1 AND CLASS 3 SHARES

The Class 1 and Class 3 shares of the funds are sold without any front-end or deferred sales charges. Each share class has a Rule 12b-1 plan that allows it to pay fees for the sale and distribution of its shares and for shareholder and administrative services.

CLASS 1 SHARES

-     Distribution and service (12b-1) fees of 0.05%.

Class 1 shares are sold only to certain exempt separate accounts of John Hancock Life Insurance Company (U.S.A.) and John Hancock Life Insurance Company of New York that fund exempt group annuity contracts issued by those insurance companies to qualified retirement plans.

The performance and expenses information included in this prospectus does not reflect fees and expenses of any group annuity contract which may use the Fund as its underlying investment medium. If such fees and expenses had been reflected, performance would be lower.

CLASS 3 SHARES

-     Distribution and service (12b-1) fees of 0.40%.

Class 3 shares are sold only to qualified retirement plans that have entered into an agreement with John Hancock Distributors LLC for a program of qualified plan services called John Hancock Retirement Select.

The performance and expenses information included in this prospectus does not reflect fees and expenses of any qualified plan which may use the Fund as its underlying investment medium. If such fees and expenses had been reflected, performance would be lower.

12b-1 fees. Rule 12b-1 fees will be paid to the Fund's distributor, John Hancock Funds, LLC (the "Distributor"), and may be used by the Distributor for expenses relating to the distribution of, and shareholder or administrative services with respect to, the shares of the class and for the payment of "service fees" that come within Rule 2830(d)(5) of the Conduct Rules of NASD.

Because 12b-1 fees are paid on an ongoing basis, they may cost shareholders more than other types of sales charges.

Other classes of shares of the funds, which have their own expense structures, may be offered in separate prospectuses.

Your broker-dealer may receive a percentage of these fees. In addition, the Distributor may pay significant compensation out of its own resources to your broker-dealer. These payments are described in the Statement of Additional Information.

Your broker-dealer or agent may charge you a fee to effect transactions in fund shares.

TRANSACTION POLICIES

VALUATION OF SHARES The net asset value (NAV) per share for each fund and class is determined each business day at the close of regular trading on the New York Stock Exchange (typically 4 P.M. Eastern time). Securities held by each of the funds, except securities held by the Money Market Fund and money market instruments with remaining maturities of 60 days or less, are valued at their market value if market quotations are readily available. Otherwise, portfolio securities are valued at fair value as determined in good faith by the Board of Trustees of John Hancock Funds II. The Trustees have delegated the responsibility to fair value securities to the Fund's Pricing Committee (the "Pricing Committee"), and actual calculation of fair value may be made by persons acting pursuant to the direction of the trustees.

Generally, trading in (i) non-U.S. securities, (ii) U.S. Government Securities and (iii) money market instruments is substantially completed each day at various times prior to the close of trading of the New York Stock Exchange. The values of such securities used in computing the net asset value of a fund's shares are generally determined as of such times. If market quotations or official closing prices are not readily available or do not accurately reflect fair value for a security or if a security's value has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), that security may be valued by another method that the trustees or their designee believe accurately reflects its fair value.

In deciding whether to make a fair value adjustment to the price of a security, the Trustees or their designee may review a variety of factors, including, developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. The Fund may also fair value securities in other situations, for example, when a particular foreign market is closed but the Fund is calculating the net asset value for its funds. In view of these factors, it is likely that funds investing significant amounts of assets in securities in foreign markets will be fair valued more frequently than funds investing significant amounts of assets in frequently traded, U.S. exchange-listed securities of large capitalization U.S. issuers.

For purposes of determining when fair value adjustments may be appropriate with respect to funds that invest in securities in foreign markets that close prior to the New York Stock Exchange, the Fund will, on an ongoing basis, monitor for "significant market events." A "significant market event" is a certain percentage change in the value of the S&P index or of certain "i-Share Exchange Traded Funds" ("i-Shares") which track foreign markets in which funds have significant investments. If a significant market event occurs due to a change in the value of the S&P index or of i-Shares, the pricing for all funds that invest in foreign market that have closed prior to the New York Stock Exchange will promptly be reviewed and potential adjustments to the net asset values of such funds will be recommended to the Fund's Pricing Committee where applicable.

Fair value pricing of securities is intended to help ensure that the net asset value of a fund's shares reflects the value of the fund's securities as of the close of the New York Stock Exchange (as opposed to a value which is no longer accurate as of such close), thus limiting the opportunity for aggressive traders to purchase shares of a fund at deflated prices reflecting stale security valuations and promptly sell such shares at a gain. However, a security's valuation may differ depending on the method used for determining value and no assurance can be given that fair value pricing of securities will successfully eliminate all potential opportunities for such trading gains.

All instruments held by the Money Market Fund and money market instruments with a remaining maturity of 60 days or less held by the other funds are valued on an amortized cost basis.

PURCHASE AND REDEMPTION PRICES When you purchase shares, you pay the NAV. When you redeem shares, you receive the NAV.

EXECUTION OF REQUESTS Each fund is open on those days when the New York Stock Exchange is open, typically Monday through Friday. Purchase and redemption requests are executed at the next NAV to be calculated after the receipt of your request in good order.

In unusual circumstances, any fund may temporarily suspend the processing of redemption requests, or may postpone payment of proceeds for up to three business days or longer, as allowed by federal securities laws.

EXCESSIVE TRADING The funds of John Hancock Funds II are intended for long-term investment purposes only and do not knowingly accept shareholders who engage in "market timing" or other types of excessive short-term trading. Short-term trading into and out of a fund can disrupt portfolio investment strategies and may increase fund expenses for all shareholders, including long-term shareholders who do not generate these costs.

RIGHT TO REJECT OR RESTRICT PURCHASE AND EXCHANGE ORDERS Purchases and exchanges should be made primarily for investment purposes. John Hancock Funds II reserves the right to restrict, reject or cancel (with respect to cancellations, within one day of the order), for any reason and without any prior notice, any purchase or exchange order, including transactions representing excessive trading and transactions accepted by any shareholder's financial intermediary. For example, the Fund may in its discretion restrict, reject or cancel a purchase or exchange order even if the transaction is not subject to the specific "Limitation on exchange activity" described below if the Fund or its agents determine that accepting the order could interfere with the efficient management of a fund's portfolio or otherwise not be in the fund's best interest in light of unusual trading activity related to your account. In the event that the Fund rejects or cancels an exchange request, neither the redemption nor the purchase side of the exchange will be processed. If you would like the redemption request to be processed even if the purchase order is rejected, you should submit separate redemption and purchase orders rather than placing an exchange order. The Fund reserves the right to delay for up to one business day, consistent with applicable law, the processing of exchange requests in the event that, in the Fund's judgment, such delay would be in the Fund's best interest, in which case both the redemption and purchase side of the exchange will receive the funds' net asset values at the conclusion of the delay period. The Fund, through its agents in their sole discretion, may impose these remedial actions at the account holder level or the underlying shareholder level.

EXCHANGE LIMITATION POLICIES The Board of Trustees of John Hancock Funds II has adopted the following policies and procedures by which the Fund, subject to the limitations described below, takes steps reasonably designed to curtail excessive trading practices.

LIMITATION ON EXCHANGE ACTIVITY The Fund, through its agents, undertakes to use its best efforts to exercise the Fund's right to restrict, reject or cancel purchase and exchange orders, as described above, if an account holder, who purchases or exchanges into a fund account in an amount of $5,000 or more, exchanges $1,000 or more out of that fund account within 30 calendar days on three occasions during any 12-month period. Nothing in this paragraph limits the right of the Fund to refuse any purchase or exchange order, as discussed above under "Right to reject or restrict purchase and exchange orders".

Exchanges made on the same day in the same account are aggregated for purposes of counting the number and dollar amount of exchanges made by the account holder. The exchange limits referenced above will not be imposed or may be modified under certain circumstances. For example: these exchange limits may be modified for accounts held by certain retirement plans to conform to plan exchange limits, ERISA considerations or Department of Labor regulations. Certain automated or pre-established exchange, asset allocation and dollar cost averaging programs are not subject to these exchange limits. These programs are excluded from the exchange limitation since the Fund believes that they are advantageous to shareholders and do not offer an effective means for market timing or excessive trading strategies. These investment tools involve regular and predetermined purchase or redemption requests made well in advance of any knowledge of events affecting the market on the date of the purchase or redemption.

These exchange limits are subject to the Fund's ability to monitor exchange activity, as discussed under "Limitation on the ability to detect and curtail excessive trading practices" below. Depending upon the composition of a fund's shareholder accounts and in light of the limitations on the ability of the Fund to detect and curtail excessive trading practices, a significant percentage of a fund's shareholders may not be subject to the exchange limitation policy described above. In applying the exchange limitation policy, the Fund considers information available to it at the time and reserves the right to consider trading activity in a single account or multiple accounts under common ownership, control or influence.

LIMITATION ON THE ABILITY TO DETECT AND CURTAIL EXCESSIVE TRADING PRACTICES Shareholders seeking to engage in excessive trading practices sometimes deploy a variety of strategies to avoid detection, and, despite the efforts of the Fund to prevent excessive trading, there is no guarantee that the Fund or its agents will be able to identify such shareholders or curtail their trading practices. The ability of the Fund and its agents to detect and curtail excessive trading practices may also be limited by operational systems and technological limitations. Because the Fund will not always be able to detect frequent trading activity, investors should not assume that the Fund will be able to detect or prevent all frequent trading or other practices that disadvantage a fund. For example, the ability of the Fund to monitor trades that are placed by omnibus or other nominee accounts is severely limited in those instances in which the financial intermediary, including a financial adviser, broker, retirement plan administrator or fee-based program sponsor, maintains the records of a fund's underlying beneficial owners. Omnibus or other nominee account arrangements are common forms of holding shares of a fund, particularly among certain financial intermediaries such as financial advisers, brokers, retirement plan administrators or fee-based program sponsors. These arrangements often permit the financial intermediary to aggregate its clients' transactions and ownership positions and do not identify the particular underlying shareholder(s) to the Fund.

EXCESSIVE TRADING RISK To the extent that the Fund or its agents are unable to curtail excessive trading practices in a fund, these practices may interfere with the efficient management of the fund's portfolio, and may result in the fund engaging in certain activities to a greater extent than it otherwise would, such as maintaining higher cash balances, using its line of credit and engaging in portfolio transactions. Increased portfolio transactions and use of the line of credit would correspondingly increase the fund's operating costs and decrease the fund's investment performance. Maintenance of higher levels of cash balances would likewise result in lower fund investment performance during periods of rising markets.

While excessive trading can potentially occur in any fund, certain types of funds are more likely than others to be targets of excessive trading. For example:

      - A fund that invests a significant portion of its assets in small-or mid-capitalization stocks or securities in particular industries, that may trade infrequently or are fair valued as discussed under "Valuation of shares." These types of securities entail a greater risk of excessive trading, as investors may seek to trade fund shares in an effort to benefit from their understanding of the value of those types of securities (referred to as price arbitrage).

      - A fund that invests a material portion of its assets in securities of non-U.S. issuers may be a potential target for excessive trading if investors seek to engage in price arbitrage based upon general trends in the securities markets that occur subsequent to the close of the primary market for such securities.

      - A fund that invests a significant portion of its assets in below-investment-grade (junk) bonds, that may trade infrequently or are fair valued as discussed under "Valuation of shares," entails a greater risk of excessive trading, as investors may seek to trade fund shares in an effort to benefit from their understanding of the value of those types of securities.

Any frequent trading strategies may interfere with efficient management of a fund's portfolio. A fund that invests in the types of securities discussed above may be exposed to this risk to a greater degree than a fund that invests in highly liquid securities. These risks would be less significant, for example, in a fund that primarily invests in U.S. government securities, money market instruments, investment-grade corporate issuers or large-capitalization U.S. equity securities. Any successful price arbitrage may cause dilution in the value of the fund shares held by other shareholders.

DIVIDENDS AND ACCOUNT POLICIES

DIVIDENDS Dividends from the net investment income and the net capital gain, if any, for each fund will be declared not less frequently than annually and reinvested in additional full and fractional shares of the fund or paid in cash.

ACCOUNT STATEMENTS The Fund will provide account statements and other account information to shareholders as provided in participation agreements with insurance companies and in John Hancock Retirement Select agreements with qualified retirement plans.

FUND SECURITIES The Fund's portfolio securities disclosure policy can be found in the Statement of Additional Information and on the Fund's Web site at www.jhfunds.com. The Fund's Web site also lists fund holdings. Portfolio holding information is posted on the Fund's Web site each month on a one month lag and is available on the Fund's Web site until the Fund files its next Form N-CSR or Form N-Q with the Securities and Exchange Commission ("SEC"). Portfolio holding information as filed with the SEC on Forms N-CSR and N-Q is also made available on the Fund's Web site.

FUND DETAILS

BUSINESS STRUCTURE

The diagram below shows the basic business structure used by John Hancock Funds
II. The Board of Trustees of John Hancock Funds II oversees its business activities and retains the services of the various firms that carry out the operations of the funds.

The Trustees have the power to change the respective investment goal of each of the funds without shareholder approval.

The Trustees have the power to change the focus of the investment policy of each of the funds that provides for the investment of a specified percentage of its assets in particular securities or geographic regions without shareholder approval. A fund will provide written notice to shareholders of each of the funds listed below at least 60 days prior to a change in its 80% investment policy.

500 Index Fund                      Large Cap Fund                  Small Cap Growth Fund
Active Bond Fund                    Large Cap Growth Fund           Small Cap Index Fund
Blue Chip Growth Fund               Large Cap Value Fund            Small Cap Opportunities Fund
Bond Index Fund                     Mid Cap Core Fund               Small Cap Value Fund
Core Bond Fund                      Mid Cap Index Fund              Small Company Fund
Core Equity Fund                    Mid Cap Stock Fund              Small Company Growth Fund
Emerging Small Company Fund         Mid Cap Value Fund              Small Company Value Fund
Financial Services Fund             Natural Resources Fund          Strategic Bond Fund
Global Bond Fund                    Pacific Rim Fund                Total Stock Market Index Fund
Global Fund                         Quantitative Mid Cap Fund       U.S. Government Securities Fund
Health Sciences Fund                Real Estate Securities Fund     U.S. High Yield Bond Fund
High Yield Fund                     Real Return Bond Fund           U.S. Multi Sector Fund
International Equity Index Fund     Science & Technology Fund       Utilities Fund
International Small Cap Fund        Short-Term Bond Fund            Value Opportunities Fund
International Stock Fund            Small Cap Fund
Investment Quality Bond Fund

MANAGEMENT FEES. As full compensation for its services, the Adviser receives a fee from the Fund for each fund. The fee for each fund is calculated by applying to the net assets of the fund an annual fee rate which is determined based on the application of the annual percentage rates for the fund to the "aggregate net assets" of the fund. "Aggregate net assets" of a fund include the net assets of the fund and the net assets of one or more other John Hancock funds (or portions thereof) that have the same subadviser as the fund. If the fund and such other fund(s) (or portions thereof) cease to have the same subadviser, their assets will no longer be aggregated for purposes of determining the applicable annual fee rate for the fund. The fee for each fund is accrued and paid daily and is calculated for each day by multiplying the daily equivalent of the applicable annual fee rate by the value of the net assets of the fund at the close of business on the previous business day of the Fund.

      The schedule of the annual percentage rates of the management fees for the funds is set forth in Appendix A hereto.

[END OF DIAGRAM]

SUBADVISER INFORMATION AND MANAGEMENT BIOGRAPHIES

The Adviser has entered into subadvisory agreements with the subadvisers to the funds. Under these agreements, the subadvisers manage the assets of the funds, subject to the supervision of the Adviser and the Trustees of the

Fund. Each subadviser formulates a continuous investment program for each fund it subadvises, consistent with the fund's investment goal and strategy as described above. Each subadviser regularly reports to the Adviser and the Trustees of the Fund with respect to the implementation of such programs.

SUBDAVISORY FEES Each subadviser is compensated by the Adviser, and not by the fund or funds which it subadvises.

Pursuant to an order received from the SEC, the Adviser is permitted to appoint a new subadviser for a fund or change the terms of a subadvisory agreement without obtaining shareholder approval. As a result, the Fund is able from time to time to change fund subadvisers or the fees paid to subadvisers without the expense and delays associated with holding a shareholders' meeting. The SEC order does not, however, permit the Adviser to appoint a subadviser that is an affiliate of the Adviser or the Fund (other than by reason of serving as a subadviser) or change the subadvisory fee of an affiliated subadviser without shareholder approval.

Set forth below, alphabetically by subadviser, is information about the subadvisers and the portfolio managers for the funds, including a brief summary of the portfolio managers' business careers over the past five years. The Fund's Statement of Additional Information includes additional details about the funds' portfolio managers, including information about their compensation, accounts they manage other than the funds and their ownership of fund securities.

A I M CAPITAL MANAGEMENT, INC. ("AIM")

AIM is an indirect wholly owned subsidiary of A I M Management Group Inc., whose principal business address is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. A I M Management Group, Inc. is a holding company engaged in the financial services business and is a wholly owned subsidiary of AMVESCAP PLC. AMVESCAP PLC and its subsidiaries are an independent investment management group engaged in institutional investment management and retail mutual fund businesses in the United States, Europe and the Pacific Region. AIM, and/or its affiliates is the investment adviser for mutual funds, separately managed accounts, such as corporate and municipal pension plans, charitable institutions and private individuals.

FUND                                   PORTFOLIO MANAGERS
All Cap Growth Fund*                   Lanny H. Sachnowitz
                                       Kirk L. Anderson
                                       James G. Birdsall
                                       Robert J. Lloyd

Mid Cap Core Fund                      Ronald S. Sloan

Small Company Growth Fund              Ryan E. Crane

- Kirk L. Anderson. Portfolio Manager ; associated with AIM/and or its affiliates since 1994.

- James G. Birdsall. Portfolio Manager ; associated with AIM/and or its affiliates since 1995.

- Ryan E. Crane. Senior Portfolio Manager; associated with AIM/and or its affiliates since 1994.

- Robert J. Lloyd. Portfolio Manager; associated with AIM/and or its affiliates since 2000; formerly an employee of American Electric Power (1997-2000).

- Lanny H. Sachnowitz. Senior Portfolio Manager; associated with AIM/and or its affiliates since 1987. As the lead manager for the All Cap Growth Fund, Mr. Sachnowitz generally has final authority over all aspects of the fund's investment portfolio, including but not limited to purchases and sales of individual securities, portfolio construction techniques, portfolio risk assessment and the management of daily cash flows in accordance with portfolio holdings. The degree to which he may perform these functions, and the nature of these functions, may change from time to time.

- Ronald S. Sloan (lead manager). Senior Portfolio Manager; joined AIM in 1998; formerly, President of Verissimo Research & Management, Inc. (1993 to 1998).

* The portfolio managers for the All Cap Growth Fund are assisted by the subadviser's Large/Multi-Cap Growth Team, which may be comprised of portfolio managers, research analysts and other investment professionals of the subadviser. Team members provide research support and make securities recommendations, but do not have day-to-day management responsibilities, with respect to the fund's portfolio.

AMERICAN CENTURY INVESTMENT MANAGEMENT, INC. ("AMERICAN CENTURY")

American Century has been managing mutual funds since 1958. Its headquarters are located at 4500 Main Street, Kansas City, Missouri 64111.

FUND                               PORTFOLIO MANAGERS
----                               ------------------
Vista Fund                         Glen A. Fogle
                                   David M. Holland

- Glenn A. Fogle. Senior Vice President and Senior Portfolio Manager; joined American Century in 1990; a portfolio manager since 1993.

- David M. Holland. Vice President and Portfolio Manager; joined American Century in 1998; a portfolio manager since 2004.

DAVIS SELECTED ADVISERS, L.P. ADVISORS ("DAVIS")

Davis was organized in 1969 and serves as the investment adviser for all of the Davis Funds, other mutual funds and other institutional clients. The sole general partner of Davis is Davis Investments, LLC, which is controlled by Christopher C. Davis. Davis is located at 2949 East Elvira Road, Suite 101, Tucson, Arizona 85706.

FUND                               PORTFOLIO MANAGERS
----                               ------------------
Financial Services Fund            Christopher C. Davis
                                   Kenneth Charles Feinberg

Fundamental Value Fund             Christopher C. Davis
                                   Kenneth Charles Feinberg

- Christopher C. Davis. Chairman and CEO; a Director and CEO, President or Vice President of each of the Davis Funds; a portfolio manager with Davis since 1995.

- Kenneth Charles Feinberg. Co-Portfolio Manager; joined Davis in 1992; has co-managed other equity funds advised by Davis and also served as a research analyst.

DECLARATION MANAGEMENT & RESEARCH LLC ("DECLARATION")

Declaration is a Delaware limited liability company located at 1650 Tysons Boulevard, Suite 1100, McLean, Virginia 22102-4858. Declaration is an indirect wholly owned subsidiary of John Hancock Life Insurance Company ("JHLICO"). JHLICO is located at 200 Clarendon Street, Boston, Massachusetts 02117 and is an indirect wholly owned subsidiary of Manulife Financial Corporation ("MFC") based in Toronto, Canada. MFC is the holding company of The Manufacturers Life Insurance Company and its subsidiaries, collectively known as Manulife Financial.

FUND                       PORTFOLIO MANAGERS      FUND                            PORTFOLIO MANAGERS
----                       ------------------      ----                            ------------------
Active Bond Fund           Peter Farley            Managed Fund                    Peter Farley

                           James E. Shallcross                                     James E. Shallcross

Bond Index Fund            Peter Farley            Short-Term Bond Fund            Peter Farley
                           James E. Shallcross                                     James E. Shallcross

- Peter Farley. Vice President; joined Declaration in 1996.

- James E. Shallcross. Senior Vice President; joined Declaration in 1991.

DEUTSCHE ASSET MANAGEMENT, INC. ("DEAM")

DeAM is located at 345 Park Avenue, New York, New York 10154 and is an indirect wholly-owned subsidiary of Deutsche Bank AG, an international commercial and investment banking group. Deutsche Bank AG is a major banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance. DeAM provides a full range of investment advisory services to retail and institutional clients.

FUND                       PORTFOLIO MANAGERS               FUND                 PORTFOLIO MANAGERS
----                       -------------------   ---------------------------     ------------------
All Cap Core Fund          Julie Abbett          Real Estate Securities Fund     Jerry W. Ehlinger
                           Janet Campagna                                        John F. Robertson
                           Robert Wang                                           John W. Vojticek
                                                                                 Mark D. Zeisloft

Dynamic Growth Fund        Samuel A. Dedio
                           Robert Janis

- Julie Abbett. Director and Portfolio Manager for Quantitative Strategies; joined DeAM in 2000; previously a consultant with equity trading services for BARRA, Inc and a product developer at FactSet Research.

- Janet Campagna. Managing Director, Chief Investment Officer and Portfolio Manager of Quantitative Strategies; joined DeAM in 1999; named Global Head of Asset Allocation in 2001; previously an investment strategist and manager of the Asset Allocation Strategies Group at Barclays Global Investors and global asset allocation research director at First Quadrant Corp.

- Samuel A. Dedio. Managing Director; joined DeAM in 1999; previously an analyst at Ernst & Young LLP, Evergreen Asset Management and Standard & Poor's Corp.

- Jerry W. Ehlinger. Managing Director; joined DeAM in 2004; has over 9 years experience as Senior Vice President at Heitman Real Estate Investment Management and as senior research associate covering REITS at Morgan Stanley.

- Robert Janis. Managing Director; joined DeAM in 2004; previously portfolio manager for 10 years at Credit Suisse Asset Management (or its predecessor, Warburg Pincus Asset Management).

- John F. Robertson. Partner; joined DeAM in 1997; previously Assistant Vice President for Lincoln Investment Management, Inc., responsible for REIT research for the Delaware Pooled Trust Real Estate Fund.

- John W. Vojticek. Partner; joined DeAM in 1996; 9 years of industry experience.

- Robert Wang. Managing Director and Senior Portfolio Manager for Multi-Asset Class Quantitative Strategies; joined DeAM in 1995 as senior fixed-income portfolio manager after 13 years of experience at J.P. Morgan and Co. trading fixed-income, derivatives and foreign exchange products.

- Mark D. Zeisloft. Managing Director; joined DeAM in 1996; previously DeAM's Vice President/Credit Officer for the Corporate Real Estate/REIT group, as well as Vice President/Asset Manager in the Real Estate Asset Management division.

FIDELITY MANAGEMENT & RESEARCH COMPANY ("FMR").

FMR Corp., organized in 1972, is the ultimate parent company of FMR. As of December 31, 2004, FMR and its affiliate, FMR Co., Inc, had approximately $799 billion in discretionary assets under management. The address of FMR Corp. is 82 Devonshire Street, Boston, Massachusetts 02109.

FUND                               PORTFOLIO MANAGER
----                               -----------------
Large Cap Growth Fund              Joseph Day

- Joseph Day. Vice President; joined FMR in 1985.

FRANKLIN ADVISERS, INC. ("FRANKLIN")

Franklin is a wholly-owned subsidiary of Franklin Resources, Inc., referred to as Franklin(R) Templeton(R) Investments, and is located at One Franklin Parkway, San Mateo, California, 94403. Through its subsidiaries, Franklin Templeton provides global and domestic investment management, shareholder, custody and distribution services to the Franklin, Templeton, Mutual Series and Fiduciary products, high net-worth and institutional accounts, as well as separate account management services.

FUND                               PORTFOLIO MANAGERS
----                               ------------------
Emerging Small Company Fund        Brad Carris
                                   Michael McCarthy
                                   Zachary Perry

- Brad Carris. Research analyst and member of the Small Cap Portfolio Management Team; joined Franklin Templeton Investments in 2001.

- Michael McCarthy. Senior Vice President and Director of Equity Research; joined Franklin Templeton Investments in 1992.

- Zachary Perry. Vice President; joined Franklin Templeton Investments in 1995.

GRANTHAM, MAYO, VAN OTTERLOO & CO. LLC ("GMO")

GMO, with offices at 40 Rowes Wharf, Boston, Massachusetts 02110, is a private company founded in 1977 that provides investment advisory services to, among others, the GMO Funds. As of May 31, 2005, GMO managed on a worldwide basis more than $87 billion for institutional investors such as pension plans, endowments and foundations.

FUND                                        PORTFOLIO MANAGERS
-----                                       ------------------
Growth Fund                                 U.S. Quantitative Investment Division
Growth & Income Fund                        U.S. Quantitative Investment Division
Growth Opportunities Fund                   U.S. Quantitative Investment Division
International Growth                        International Quantitative Investment Division
International Stock Fund                    International Quantitative Investment Division
Intrinsic Value Fund                        U.S. Quantitative Investment Division
Managed Fund                                U.S. Quantitative Investment Division
U.S. Multi Sector Fund                      U.S. Quantitative Investment Division
Value Opportunities Fund                    U.S. Quantitative Investment Division

U.S. Quantitative Division. Day-to-day management of the fund is the responsibility of the Division. The Division's members work collaboratively to manage the fund, and no one person is primarily responsible for day-to-day management. Members of the Division principally responsible for the fund are:

- Robert Soucy. Senior member of the Division; joined GMO in 1987 and has served as director of U.S. equity management since 2001. Mr. Soucy allocates responsibility for portions of the fund to various members of the Division, oversees the implementation of trades on behalf of the fund, reviews the overall composition of the fund's portfolio, and monitors cash flows.

- Sam Wilderman. Joined GMO in 1996 and has served as co-director of U.S. equity management since 2005.

- Ben Inker (U.S. Multi Sector Fund only). Senior member of the Division; has served as Director of Asset Allocation since 1996. Mr. Inker allocates responsibility for portions of the fund to various members of the Division, oversees the implementation of trades on behalf of the fund, reviews the overall composition of the fund's portfolio, and monitors cash flows.

International Quantitative Division. Day-to-day management of the fund is the responsibility of the Division. The Division's members work collaboratively to manage the fund, and no one person is primarily responsible for day-to-day management. The member of the Division principally responsible for the fund is:

- Dr. Thomas Hancock. Senior member of the Division; joined GMI in 1995. Dr. Hancock allocates responsibility for portions of the fund to various members of the Division, oversees the implementation of trades on behalf of the fund, reviews the overall composition of the fund's portfolio, and monitors cash flows.

INDEPENDENCE INVESTMENT LLC ("INDEPENDENCE").

Independence is located at 53 State Street, Boston, Massachusetts 02109 and is an indirect, wholly-owned subsidiary of John Hancock Life Insurance Company ("JHLICO"). JHLICO is located at 200 Clarendon Street, Boston, Massachusetts, and is an indirect, wholly-owned subsidiary of Manulife Financial Corporation ("MFC") based in Toronto, Canada. MFC is the holding company of The Manufacturers Life Insurance Company and its subsidiaries, collectively known as Manulife Financial.

FUND                            PORTFOLIO MANAGERS
----                            ------------------
Small Cap Fund                  Charles S. Glovsky

- Charles S. Glovsky. Senior Vice President and Director of Small Cap strategies; joined Independence in 2000; previously worked for Dewey Square Investors, Glovsky-Brown Capital Management, State Street Research & Management, Alex Brown & Sons, and Eppler, Guerin & Turner.

JENNISON ASSOCIATES LLC ("JENNISON")

Jennison, 466 Lexington Avenue, New York, New York 10017, is a Delaware limited liability company and has been in the investment advisory business since 1969 (includes its predecessor, Jennison Associates Capital Corp.). Jennison is a direct, wholly-owned subsidiary of Prudential Investment Management, Inc., which is a direct, wholly-owned subsidiary of Prudential Asset Management Holding Company, which is a direct, wholly-owned subsidiary of Prudential Financial, Inc. As of December 31, 2004, Jennison had approximately $64 billion in assets under management.

FUND                               PORTFOLIO MANAGERS
----                               ------------------
Capital Appreciation Fund*         Michael A. Del Balso
                                   Kathleen A. McCarragher
                                   Spiros Segalas

- Michael A. Del Balso. Executive Vice President and Director of Research for Growth Equity; joined Jennison in 1972. Mr. Del Balso generally has final authority over all aspects of the fund's investment portfolio, including but not limited to purchases and sales of individual securities, portfolio construction, risk assessment and management of cash flows.

- Kathleen A. McCarragher. Executive Vice President and Head of Growth Equity; joined Jennison in 1998; previously employed at Weiss, Peck & Greer L.L.C. as a managing director and director of large cap growth equities.

- Spiros Segalas. President and Chief Investment Officer; a founding member of Jennison in 1969.

* The portfolio managers for the fund are supported by members of the subadviser's Large Cap Growth Equity Team, which is comprised of other portfolio managers, research analysts and other investment professionals. Team members provide research support, make securities recommendations and support the portfolio managers in all activities.

JOHN HANCOCK ADVISERS, LLC ("JOHN HANCOCK ADVISERS")

John Hancock Advisers, a Delaware limited liability company with offices at 101 Huntington Avenue, Boston, Massachusetts, is a wholly owned subsidiary of John Hancock Life Insurance Company ("JHLICO"). JHLICO is located at 200 Clarendon Street, Boston, Massachusetts 02117. JHLICO is an indirect, wholly-owned subsidiary of Manulife Financial Corporation ("MFC") based in Toronto, Canada. MFC is the holding company of The Manufacturers Life Insurance Company and its subsidiaries, collectively known as Manulife Financial.

FUND                               PORTFOLIO MANAGERS
----                               ------------------
Active Bond Fund                   Barry H. Evans
                                   Howard C. Greene
                                   Benjamin A. Matthews

Strategic Income Fund              Frederick L. Cavanaugh, Jr.
                                   Daniel  S. Janis, III

- Frederick L. Cavanaugh, Jr. Senior Vice President; joined John Hancock in
1986.

- Barry H. Evans. Senior Vice President, Chief Fixed Income Officer and a member of the Senior Investment Policy Committee; joined John Hancock in 1986.

- Howard C. Greene. Senior Vice President; joined John Hancock in 2002; previously a Vice President of Sun Life Financial Services Company of Canada.

- Daniel S. Janis, III. Vice President; joined John Hancock in 1999; previously a senior risk manager at BankBoston (1997 to 1999).

- Benjamin A. Matthews. Vice President; joined John Hancock in 1995.

LEGG MASON FUNDS MANAGEMENT, INC. ("LEGG MASON")

Legg Mason traces its history to 1982, is a subsidiary of Legg Mason, Inc., a financial services holding company, and is located at 100 Light Street, Baltimore, Maryland 21202. Legg Mason serves as the investment manager for several domestic and offshore equity mutual funds.

FUND                      PORTFOLIO MANAGERS
----                      ------------------
Core Equity Fund          Mary Chris Gay*

- Mary Chris Gay. Portfolio Manager; has managed or co-managed equity funds advised by Legg Mason since 1998 and has also served as a research analyst.

* Bill Miller, Chief Investment Officer of Legg Mason, manages a master portfolio that serves as a miodel for the Core Equity Fund. Ms. Gay, however, is solely responsible for the day-to-day management of fund and for implementing the investment strategies pursued by the master portfolio, subject to the fund's investment objectives, restrictions, cash flows and other considerations.

LORD, ABBETT & CO. LLC ("LORD ABBETT")

Lord Abbett was founded in 1929 and manages one of America's oldest mutual fund complexes. Lord Abbett is located at 90 Hudson Street, Jersey City, New Jersey 07302-3973.

FUND                      PORTFOLIO MANAGERS
----                      ------------------
All Cap Value Fund        David Builder
                          Robert P. Fetch
                          Daniel H. Frascarelli
                          Howard Hansen
                          Gerard S. E. Heffernan
                          Robert G. Morris

Mid Cap Value Fund        Eileen Banko
                          David Builder
                          Howard Hansen
                          Edward K. von der Linde

- Eileen Banko. Equity Analyst; joined Lord Abbett in 1990.

- David Builder. Equity Analyst; joined Lord Abbett in 1998.

- Robert P. Fetch. Partner and Small-Cap Value Senior Investment Manager; joined Lord Abbett in 1995.

- Daniel H. Frascarelli. Partner and Investment Manager; joined Lord Abbett in 1990.

- Howard Hansen. Investment Manager; joined Lord Abbett in 1994.

- Gerard S. E. Heffernan. Research Analyst on the Small Cap Value Team; joined Lord Abbett in 1998; previously a portfolio manager and equity research analyst at CL Capital Management.

- Robert G. Morris. Partner and Director of Equity Investments; joined Lord Abbett in 1991.

- Edward K. von der Linde. Partner and Investment Manager; joined Lord Abbett in 1988.

MARSICO CAPITAL MANAGEMENT, LLC ("MARSICO")

Marsico, located at 1200 17th Street, Suite 1600, Denver, Colorado 80202, was organized in September 1997 as a registered investment adviser. Marsico provides investment management services to other mutual funds, institutional accounts and private accounts. Thomas F. Marsico is the founder and CEO of the firm. Marsico is an indirect, wholly-owned subsidiary of Bank of America Corporation.

FUND                                 PORTFOLIO MANAGER
----                                 -----------------
International Opportunities Fund     James G. Gendelman

- James G. Gendelman. Portfolio Manager; joined Marsico in 2000; previously Vice President of International Sales for Goldman, Sachs & Co.

MASSACHUSETTS FINANCIAL SERVICES COMPANY ("MFS")

MFS is America's oldest mutual fund organization. MFS and its predecessor organizations have a history of money management dating from 1924 and the founding of the first mutual fund, Massachusetts Investors Trust. MFS is an indirect subsidiary of Sun Life Financial Inc. MFS is located at 500 Boylston Street, Boston, Massachusetts 02116.

FUND                               PORTFOLIO MANAGERS
----                               ------------------
Strategic Growth Fund              S. Irfan Ali

Strategic Value Fund               Kenneth Enright
                                   Alan T. Langsner

Utilities Fund                     Albert D. Persons
                                   Maura A. Shaughnessy

- S. Irfan Ali. Senior Vice President; joined MFS in 1993.

- Kenneth Enright. Senior Vice President; joined MFS in 1986.

- Alan T. Langsner. Vice President; joined MFS in 1999.

- Albert D. Persons. Vive President, focusing primarily on debt securities; joined MFS in 2000.

- Maura A. Shaughnessy. Senior Vice President, focusing primarily on equities; joined MFS in 1991.

MERCURY ADVISORS ("MERCURY")

Mercury is a wholly-owned subsidiary of Merrill Lynch & Co., Inc. Mercury and its advisory affiliates constitute one of the world's largest asset management firms overseeing client assets in over 70 countries around the globe. Mercury's U.S. offices are located at 4 World Financial Center, New York, New York 10080.

FUND                               PORTFOLIO MANAGERS
----                               ------------------
Large Cap Value Fund               Bob Doll

- Bob Doll. Senior Portfolio Manager; President and Chief Investment Officer of Merrill Lynch Investment Managers; joined Merrill Lynch Investment Managers in 1999.

MFC GLOBAL INVESTMENT MANAGEMENT (U.S.A.) LIMITED ("MFC GLOBAL (U.S.A.)")

MFC Global (U.S.A.) is a corporation subject to the laws of Canada. Its principal business at the present time is to provide investment management services to the funds of the Fund for which it is the subadviser as well as other portfolios advised by the Adviser. MFC Global (U.S.A.) is an indirect, wholly-owned subsidiary of Manulife Financial Corporation ("MFC") based in Toronto, Canada. MFC is the holding company of The Manufacturers Life Insurance Company and its subsidiaries, including Elliott & Page Limited and Manulife Fund Direct (Hong Kong) Limited, collectively known as Manulife Financial. The address of MFC Global (U.S.A.) is 200 Bloor Street East, Toronto, Ontario, Canada M4W 1E5.

FUND                             PORTFOLIO MANAGERS      FUND                           PORTFOLIO MANAGERS
----                             ------------------      ----                           ------------------
500 Index Fund                   Carson Jen              Quantitative Mid Cap Fund      Norman Ali
                                 Narayan Ramani                                         Rhonda Chang

Emerging Growth Fund             Niall Brown             Quantitative Value Fund        Chris Hensen
                                 Robert Lutzko                                          Brett Hryb
                                                                                        Harpreet Singh

Mid Cap Index Fund               Carson Jen              Small Cap Index Fund           Carson Jen
                                 Narayan Ramani                                         Narayan Ramani

Pacific Rim Fund                 Pauline Dan             Total Stock Market Index       Carson Jen
                                 Seton Lor               Fund                           Narayan Ramani

Quantitative All Cap Fund        Harpreet Singh
                                 Chris Hensen
                                 Rhonda Chang
                                 Robert Lutzko
                                 Brett Hryb

- Noman Ali. Assistant Vice President and Portfolio Manager, U.S. Equity, at Manulife Financial; joined MFC Global (U.S.A.) in 1999.

- Niall Brown. Portfolio Manager and Senior Analyst of U.S. Equities; joined MFC Global (U.S.A.) in 2003; previously Vice President of U.S. Equities at TD Asset Management.

- Rhonda Chang. Portfolio Manager; joined MFC Global (U.S.A.) in 1994 as research analyst with the U.S. equity team; formerly an investment analyst with AIG Global Investors.

- Pauline Dan. Portfolio Manager, responsible for Greater China and Hong Kong equity portfolios; joined an affiliate of MFC Global (U.S.A.) in 2004; previously Director of Balanced Investments at AXA Investment Managers Hong Kong Limited (formerly Barclays Global Investors Hong Kong).

- Chris Hensen. Assistant Vice President and a Portfolio Manager of U.S. Equities; joined MFC Global (U.S.A.) in 1995.

- Brett Hryb. Assistant Vice President and a Portfolio Manager of U.S. Equities; joined MFC Global (U.S.A.) in 1993.

- Carson Jen. Vice President, Index Operations, at MFC Global Investment Management; joined MFC Global (U.S.A.) in 1997.

- Seton Lor. Executive Director and Senior Portfolio Manager, Asian Equities, Manulife Funds Direct (Hong Kong) Limited; joined MFC Global (U.S.A.) in 2000; previously Director of Balanced Investments at AXA Investment Managers in Hong Kong (1996-2000).

- Robert Lutzko. Vice President and Senior Portfolio Manager of U.S. Equities; joined MFC Global (U.S.A.) in 1995.

- Steve Orlich. Vice President and Senior Portfolio Manager, Asset Allocation at MFC Global Investment Management; joined MFC Global (U.S.A.) in 1998.

- Narayan Ramani. Assistant Vice President and Portfolio Manager of Index Funds at MFC Global Investment Management; joined MFC Global (U.S.A.) in 1998.

- Harpreet Singh. Vice President and Senior Portfolio Manager of U.S. Equities; joined MFC Global (U.S.A.) in 2000; previously a quantitative analyst at Standish, Ayer & Wood Inc.

MORGAN STANLEY INVESTMENT MANAGEMENT INC. ("MSIM")

MSIM, which does business in certain instances using the name "Van Kampen," has its principal offices at 1221 Avenue of the Americas, New York, New York. MSIM conducts a worldwide portfolio management business and provides a broad range of portfolio management services to customers in the U.S. and abroad. Morgan Stanley is the direct parent of MSIM. MSIM also does business in certain instances using the name "Miller Anderson."

FUND                      PORTFOLIO MANAGERS
----                      ------------------
Value Fund                Thomas Bastian
                          James Gilligan (Lead Manager)
                          James Roeder
                          Sergio Marcheli
                          Vince Vizachero

- Thomas Bastian. Portfolio Manager; joined Van Kampen in 2003; previously a portfolio manager at Eagle Asset Management.

- James Gilligan. Portfolio Manager; joined Van Kampen in 1985.

- James Roeder. Portfolio Manager; joined Van Kampen in 1999.

- Sergio Marcheli. Portfolio Manager; joined Van Kampen in 2003; previously a portfolio specialist at Van Kampen.

- Vince Vizachero. Portfolio Manager; joined Van Kampen in 2001; previously an analyst at Fidelity.

MUNDER CAPITAL MANAGEMENT ("MUNDER")

Munder, with offices at 480 Pierce Street, Birmingham, Michigan 48009, currently serves as investment adviser to the Munder Funds, acts as subadviser for a number of private-label mutual funds and provides separate account advisory services for institutional accounts and high net worth individuals.

FUND                               PORTFOLIO MANAGERS
----                               ------------------
Small Cap Opportunities Fund       Robert E. Crosby
                                   Julie R. Hollinshead
                                   John P. Richardson

- Robert E. Crosby. Senior Portfolio Manager; joined Munder in 1993.

- Julie R. Hollinshead. Senior Portfolio Manager; joined Munder in 1995.

- John P. Richardson. Director, Small Cap Equity, and Senior Portfolio Manager; one of the founders of Munder, having joined the firm shortly after its inception in 1985.

PACIFIC INVESTMENT MANAGEMENT COMPANY LLC ("PIMCO"),

PIMCO, located at 840 Newport Center Drive, Newport Beach, California 92660, is an investment counseling firm founded in 1971. PIMCO is a Delaware limited liability company and a majority-owned subsidiary of Allianz Global Investors of America L.P., ("AGI LP"). Allianz Aktiengesellschaft ("Allianz AG") is the indirect majority owner of AGI LP. Allianz AG is a European-based, multinational insurance and financial services holding company.

FUND                      PORTFOLIO MANAGERS
----                      ------------------
Global Bond Fund          Sudi Mariappa

Real Return Bond Fund     John B. Brynjolfsson

Total Return Fund         William H. Gross

- John B. Brynjolfsson. Managing Director and Portfolio Manager; joined PIMCO in 1989.

- William H. Gross. Managing Director, Portfolio Manager and Chief Investment Officer; a founding partner of PIMCO in 1971.

- Sudi Mariappa. Managing Director, Portfolio Manager and head of global portfolio management with responsibility for overseeing PIMCO's global portfolio management efforts, joined PIMCO in 2000; previously a managing director for Merrill Lynch in Tokyo as manager of JGB and Swap Derivative Trading.

PZENA INVESTMENT MANAGEMENT, LLC. ("PZENA")

Pzena, located at 120 West 45th Street, 34th Floor, New York, New York 10036, is an investment advisor to high net worth individuals, pension plans, foundations, endowments, mutual funds and other institutional accounts. As of January 1, 2005, the majority interest in Pzena was owned by the firm's five managing principals: Richard S. Pzena (President and CEO), John P. Goetz (Managing Principal, Research), Bill Lipsey (Managing Principal, Marketing and Client Services), Amy Jones (Managing Principal, Operations and Administration) and Rama Krishna (Managing Principal, Large Cap Value). In addition, fourteen additional employees owned interests in the firm as of January 1, 2005. Mr. Pzena has ownership interests in excess of 25% and is therefore deemed a control person of Pzena.

FUND                               PORTFOLIO MANAGERS
----                               ------------------
Classic Value Fund                 John P. Goetz
                                   A. Rama Krishna
                                   Richard S. Pzena

- John P. Goetz. Managing Principal and Co-Chief Investment Officer; joined Pzena in 1996.

- Rama Krishna. Managing Principal and Large Cap Portfolio Manager; joined Pzena in 2003; previously Chief Investment Officer and Head -- Institutional & International, Citigroup Asset Management and a Member of Citigroup's Management Committee.

- Richard S. Pzena. Managing Principal, CEO, Co-Chief Investment Officer and Founder of Pzena; joined Pzena in 1995.

SALOMON BROTHERS ASSET MANAGEMENT INC. ("SABAM")

SaBAM was established in 1987 and, together with affiliates in London, Tokyo and Hong Kong, provides a broad range of fixed-income and equity investment services to individuals and institutional clients throughout the world. SaBAM's principal address is 399 Park Avenue, New York, New York 10022. It is a wholly owned subsidiary of Citigroup Inc. Citigroup businesses provide a broad range of financial services, asset management, banking and consumer finance, credit and charge cards, insurance investments, investment banking and trading -- and use diverse channels to make them available to consumer and corporate customers around the world.

FUND                      PORTFOLIO MANAGERS        FUND                             PORTFOLIO MANAGERS
----                      ------------------        ----                             ------------------
High Yield Fund           Team*                     Strategic Bond Fund              Roger Lavan
                                                                                     David Scott
                                                                                     Peter Wilby

Special Value Fund        Peter J. Hable            U.S. Government Securities Fund  John DiSpigno
                                                                                     Roger Lavan

- John DiSpigno. Director and portfolio specialist for the Investment Grade team; joined Citigroup in 1998.

- Peter J. Hable. Managing Director; joined Citigroup (or its predecessor firms) in 1983.

- Roger Lavan. Managing Director in the fixed-income department and Portfolio Manager; responsible for SaBAM's investment company and institutional portfolios which invest primarily in mortgage-backed and U.S. government debt securities; joined SaBAM in 1990.

- David Scott. Managing Director and a Senior Portfolio Manager with Citigroup Limited in London with primary responsibility for managing long-term global bond portfolios; manages currency transactions and investments in non-dollar denominated securities; joined Citigroup in 1994.

- Peter Wilby. Managing Director and Senior Portfolio Manager; responsible for investment company and institutional portfolio investments in high yield U.S. corporate debt securities and high yield foreign sovereign debt securities; joined SaBAM in 1989.

* Current members of SaBAM's management team for the fund include: Peter Wilby, CFA, Managing Director; Beth Semmel, CFA, Managing Director; Thomas Flanagan, CFA, Managing Director; James Craige, CFA, Managing Director; and John Madden, Vice President, who serves as the portfolio specialist for the Global High Yield Team.

SSGA FUNDS MANAGEMENT, INC. ("SSGA")

SSgA is located at One Lincoln Street, Boston, Massachusetts 02111, and is owned by State Street Corporation, a financial services holding company. SSgA and its predecessor have been managing investments since 1978.

FUND                                        PORTFOLIO MANAGERS
----                                        ------------------
International Equity Index Fund             Jeffrey Beach
                                            James Francis

- Jeffrey Beach (lead portfolio manager). Principal; joined SSgA in 1986.

- James Francis. Principal ; joined SSgA in 1987.

SUSTAINABLE GROWTH ADVISERS, L.P. ("SGA")

SGA is located at 1285 Avenue of the Americas, 35th Floor, New York, New York 10019. It was founded in July, 2003 and is controlled by its founders, George P. Fraise, Gordon M. Marchand and Robert L. Rohn.

FUND                                        PORTFOLIO MANAGERS
----                                        -------------------
U.S. Global Leaders Growth Fund             George P. Fraise
                                            Gordon M. Marchand
                                            Robert L. Rohn

- George P. Fraise. Principal; joined SGA in 2003; previously executive vice president of Yeager, Wood & Marshall, Inc. (2000-2003) and a portfolio manager at Scudder Kemper Investments (1997-2000).

- Gordon M. Marchand. Principal; joined SGA in 2003; previously chief financial and operating officer of Yeager, Wood & Marshall, Inc. (1984-2003).

- Robert L. Rohn. Principal; joined SGA in 2003; previously an analyst and portfolio manager at W.P. Stewart & Co. ("W.P. Stewart") and held positions of Chairman of the Board and Chief Executive Officer of W.P. Stewart Inc., W.P. Stewart's core U.S. investment business, and Chairman of W.P. Stewart Inc.'s Management Committee (1992 to 2003).

TEMPLETON GLOBAL ADVISORS LIMITED ("TEMPLETON GLOBAL")

Templeton Global is located at Box N-7759, Nassau, Bahamas and has been in the business of providing investment advisory services since 1954. As of December 31, 2004, Templeton and its affiliates managed over $301 billion in assets. Templeton Global is an indirect wholly owned subsidiary of Franklin Resources, Inc.

FUND                               PORTFOLIO MANAGERS
----                               -------------------
Global Fund                        Jeffrey A. Everett
                                   Murdo Murchison
                                   Lisa Myers

- Jeffrey A. Everett. President; Chief Investment Officer -- Retail for the Templeton Global Equity Group; joined Templeton in 1989

- Murdo Murchison. Executive Vice President; joined Templeton in 1993.

- Lisa Myers. Vice President; joined Templeton in 1996.

TEMPLETON INVESTMENT COUNSEL, LLC ("TEMPLETON")

Templeton is located at 500 East Broward Blvd., Suite 2100, Ft. Lauderdale, Florida 33394, and has been in the business of providing investment advisory services since 1954. As of December 31, 2004, Templeton and its affiliates managed over $301 billion in assets. Templeton Investment Counsel, LLC is an indirect wholly owned subsidiary of Franklin Resources, Inc.

FUND                                        PORTFOLIO MANAGERS
----                                        ------------------
International Small Cap Fund                Simon Rudolph
                                            Tucker Scott
                                            Cindy Sweeting

International Value Fund                    Antonio T. Docal
                                            Tucker Scott
                                            Cindy Sweeting

- Antonio T. Docal. Senior Vice President; joined Templeton in 2001.

- Simon Rudolph. Executive Vice President; joined Templeton in 1997.

- Tucker Scott. Senior Vice President; joined Templeton in 1996; previously worked at Aeltus Investment Management.

- Cindy Sweeting. Executive Vice President and Director of Research; joined Templeton in 1997.

T. ROWE PRICE ASSOCIATES, INC. ("T. ROWE PRICE").

T. Rowe Price, whose address is 100 East Pratt Street, Baltimore, Maryland 21202, was founded in 1937. T. Rowe Price Group, Inc., a publicly traded financial services holding company, owns 100% of the stock of T. Rowe Price. As of December 31, 2004, T. Rowe Price and its affiliates managed over $235 billion for over eight million individual and institutional investor accounts.

FUND                                        PORTFOLIO MANAGERS
----                                        ------------------
Blue Chip Growth Fund                       Larry J. Puglia

Equity-Income Fund                          Brian C. Rogers

Health Sciences Fund                        Kris H. Jenner

Mid Value Fund                              David J. Wallack

Science & Technology Fund                   Michael F. Sola

Small Company Value Fund                    Preston G. Athey

Spectrum Income Fund                        Edmund M. Notzon, III

- Preston G. Athey. Vice President; joined T. Rowe Price in 1978.

- Kris H. Jenner. Vice President; joined T. Rowe Price in 1997; previously a post-doctoral fellow at the Brigham and Women's Hospital, Harvard Medical School (1995-1997).

- Larry J. Puglia. Vice President; joined T. Rowe Price in 1990.

- Edmund M. Notzon, III (Chair of Investment Advisory Committee). Vice President; joined T. Rowe Price in 1989.

- Brian C. Rogers. Vice President; joined T. Rowe Price in 1982.

- Michael F. Sola. Vice President; joined T. Rowe Price in 1995 as a technology analyst and has been managing investments since 1997.

- David J. Wallack. Vice President; joined T. Rowe Price in 1990.

UBS GLOBAL ASSET MANAGEMENT (AMERICAS) INC. ("UBS")

UBS, which is located at One North Wacker Drive, Chicago, Illinois 60606, is an indirect wholly owned asset management subsidiary of UBS AG and a member of the UBS Global Asset Management Division. UBS AG, with headquarters in Zurich, Switzerland, is an internationally diversified organization with operations in many areas of the financial services industry.

FUND                               PORTFOLIO MANAGERS
----                               ------------------
Global Allocation  Fund            Tom Clarke
                                   Thomas P. Madsen
                                   John A. Penicook
                                   Brian D. Singer
                                   Neil Williams

Large Cap Fund                     Team*

- Tom Clarke. Portfolio Manager; member of the Asset Allocation, Currency and Risk Management team; responsible for UBS's currency investment capability globally; joined UBS in 2000; previously head of currency for Rothschild Asset Management.

- Thomas P. Madsen. Portfolio Manager; chairs the Global Investment Committee and is the Global Head of Equities; responsible for all aspects of the management of equity assets, including research, portfolio management and trading on a global basis; joined UBS in 2000; previously held various positions at JP Morgan Investment Management in New York and London.

- John A. Penicook. Portfolio Manager; responsible for all aspects of the management of fixed-income assets globally, managing research, strategy and trading professionals around the world; joined UBS in 1983.

- Brian D. Singer. Portfolio Manager; Head of Global Investment Solutions, with responsibility for asset allocation and currency strategies; joined UBS in 1990.

- Neil Williams. Portfolio Manager; Head of Asset Allocation; responsible for the development of investment policy for balanced and multi-asset funds; joined UBS in 2003; previously Chief Global Strategist at Goldman Sachs for six years.

* Mr. John Leonard is the lead portfolio manager for the Large Cap Fund. He has access to certain members of UBS' North American Equities investment management team, each of whom is allocated a specific portion of the fund's portfolio over which he has independent responsibility for research, security selection and portfolio construction. Mr. Leonard as coordinator has responsibility fore allocating the portfolio among the various mangers and analysts , occasionally implementing trades on behalf of analysts on the team and reviewing the overall composition of the portfolio to ensure its compliance with its stated investment goals and strategies. Mr. Leonard joined UBS in 1991.

UNITED STATES TRUST COMPANY ("U.S. TRUST")

"U.S. Trust" refers collectively to United States Trust Company of New York, a state-chartered bank and trust company, and U.S. Trust Company, N.A., a national bank, which provide advisory services through their respective investment advisory divisions, U.S. Trust New York Asset Management Division and U.S. Trust Company, N.A. Asset Management Division. Each is a wholly-owned subsidiary of U.S. Trust Corporation, a registered bank holding company, which in turn is a wholly-owned subsidiary of The Charles Schwab Corporation ("Schwab"). Charles R. Schwab is the founder, Chairman and a Director of Schwab and, as a result of these positions and share ownership, may be deemed a controlling person of Schwab and its subsidiaries. United States Trust Company of New York has its principal offices at 114 W. 47th Street, New York, New York 10036. U.S. Trust Company, N.A. is headquartered in Greenwich, Connecticut.

FUND                               PORTFOLIO MANAGERS
----                               ------------------
Value & Restructuring Fund         David J. Williams
                                   Timothy Evnin

- David J. Williams. Managing Director and Senior Portfolio Manager; joined U.S. Trust in 1987.

- Timothy Evnin. Managing Director and Senior Portfolio Manager; Managing Director and Senior Portfolio Manager in the Investment Management Division; joined U.S. Trust in 1987.

WELLINGTON MANAGEMENT COMPANY, LLP ("WELLINGTON MANAGEMENT")

Wellington Management, a Massachusetts limited liability partnership, is a professional investment counseling firm with its principal offices located at 75 State Street, Boston, Massachusetts 02109. Wellington Management and its predecessor organizations have provided investment services to investment companies, employee benefit plans, endowments, foundations and other institutions since 1928. The managing partners of Wellington Management are Laurie A. Gabriel, Perry M. Traquina and John R. Ryan.

FUND                                        PORTFOLIO MANAGERS
----                                        ------------------
Growth & Income Fund                        Maya K. Bittar
                                            Jeffrey L. Kripke
                                            Matthew E. Megargel
                                            Michael D. Rodier

Investment Quality Bond Fund                Richard T. Crawford
                                            Thomas L. Pappas

Mid Cap Stock Fund                          Michael T. Carmen

Natural Resources Fund                      Karl E. Bandtel
                                            James A. Bevilacqua

Small Cap Growth Fund                       Steven C. Angeli

Small Cap Value Fund                        Timothy J. McCormack
                                            Stephen T. O'Brien
                                            Shaun F. Pedersen

- Steven C. Angeli. Senior Vice President; joined Wellington Management in 1994.

- Karl E. Bandtel. Senior Vice President; joined Wellington Management in 1990.

- James A. Bevilacqua. Senior Vice President; joined Wellington Management in 1994.

- Maya K. Bittar. Vice President; joined Wellington Management in 1998.

- Michael T. Carmen. Senior Vice President; joined Wellington Management 1999; previously an investment professional at Kobrick Funds (1997-1999).

- Richard T. Crawford. Vice President; joined Wellington Management in 1994.

- Jeffrey L. Kripke. Vice President; joined Wellington Management in 2001; previously an investment professional at Merrill Lynch Asset Management (1999-2001) and Chase Asset Management (1998-1999).

- Timothy J. McCormack. Vice President; joined Wellington Management 2000; previously an investment professional at Oppenheimer Capital (1994-2000).

- Matthew E. Megargel. Senior Vice President; joined Wellington Management in 1983.

- Stephen T. O'Brien. Senior Vice President; joined Wellington Management in
1983.

- Thomas L. Pappas. Senior Vice President; joined Wellington Management in 1987.

- Shaun F. Pedersen. Vice President; joined Wellington Management in 2004; previously an investment professional at Thomas Weisel Asset Management (2001-2004) and The Boston Company (1996-2000).

- Michael D. Rodier. Vice President; joined Wellington Management in 1984.

WELLS FARGO FUND MANAGEMENT, LLC ("WELLS FARGO").

Wells Fargo, located at 525 Market St., San Francisco, California, is an indirect, wholly-owned subsidiary of Wells Fargo & Company. It was created to succeed to the mutual fund advisory responsibilities of Wells Fargo Bank and is an affiliate of Wells Fargo Bank. Wells Fargo Bank, which was founded in 1852, is the oldest bank in the western U.S. and is one of the largest banks in the U.S.

FUND                               PORTFOLIO MANAGERS
----                               ------------------
Core Bond Fund                     Marie Chandoha
                                   William Stevens

U.S. High Yield Bond Fund          Phil Susser
                                   Roger Wittlin

- Marie Chandoha. Senior Portfolio Manager and co-head of the Montgomery Fixed would have earned (or lost) on an investment in the sole class of shares of Wells Fargo in 2003; previously senior portfolio manager and co-head of the Fixed Income Team at Montgomery Asset Management.

- William Stevens. Senior Portfolio Manager and co-head of the Montgomery Fixed Income team at Wells Capital Management; joined Wells Fargo in 2003; previously founded the Fixed Income team of Montgomery Asset Management in 1992.

- Phil Susser. Portfolio Manager at Sutter Advisors, LLC, an indirect, wholly owned subsidiary of Wells Fargo & Company and a direct subsidiary of Wells Capital Management; joined Sutter Advisors in 2001; previously worked at Deutsche Bank Securities Inc. as an associate research analyst.

- Roger Wittlin. Senior Managing Director of the Sutter High Yield Group and Managing Director of Sutter Advisors, LLC; joined Sutter Advisors in 2000; previously worked at Goldman Sachs, Deutsche Bank and Morgan Stanley.

FINANCIAL HIGHLIGHTS

John Hancock Funds II commenced operations on October __, 2005, after a reorganization in which it succeeded to the operations of Series I and NAV shares of certain portfolios of John Hancock Trust ("JHT"). These tables are intended to help investors understand the financial performance of each fund (including its predecessor portfolio) for the past five years (or since inception in the case of a fund in operation for less than five years). Certain information reflects financial results for a single share of a fund.

For each fund of John Hancock Funds II, except as otherwise stated below, financial highlights are presented below for the Series I shares of the predecessor JHT portfolio through December 31 of each fiscal year shown and for the fiscal period ended June 30, 2005. The total returns presented represent the rates that an investor would have earned (or lost) on an investment in the Series I shares of a particular predecessor portfolio (assuming reinvestment of all dividends and distributions).

The predecessor JHT portfolio for each of the Active Bond, U.S. Core Strategies, Growth & Income, Overseas Equity, Short-Term Bond, Small Cap Growth and Small Cap Value funds commenced operations on April 29, 2005 when it succeeded to the operations of the sole class of shares of a portfolio of John Hancock Variable Series Trust I ("VST"). For each of these funds, financial highlights are presented below for: the sole class of shares of the JHT portfolio's predecessor VST portfolio from inception through December 31 of each fiscal year shown; and the Series I shares of the predecessor JHT portfolio for the fiscal period ended June 30, 2005. The total returns presented represent the rates that an investor would have earned (or lost) on an investment in the sole class of shares of a particular predecessor VST portfolio and in the Series I shares of a particular predecessor JHT portfolio (assuming reinvestment of all dividends and distributions).

Financial highlights are not presented for the following funds which do not have predecessor JHT portfolios and which commenced operations on October ___, 2005:
Bond Index, Growth, Growth Opportunities, International Growth, Intrinsic Value, Small Company Growth, Spectrum Income, U.S. Multi Sector, Value & Restructuring, Value Opportunities and Vista.

                           [TO BE ADDED BY AMENDMENT]

                                   APPENDIX A

                           SCHEDULE OF MANAGEMENT FEES

Set forth below is the schedule of the annual percentage rates of the management fees for the funds. As stated above, the advisory or management fee for each fund is calculated by applying to the net assets of the fund an annual fee rate which is determined based on the application of the annual percentage rates for the fund to the "Aggregate Net Assets" of the fund. Aggregate Net Assets of a fund include the net assets of the fund and in most cases the net assets of one or more other John Hancock funds (or portions thereof) indicated below that have the same subadviser as the fund. If the fund and such other fund(s) (or portions thereof) cease to have the same subadviser, their assets will no longer be aggregated for purposes of determining the applicable annual fee rate for the fund.

            FUNDS AND ANNUAL PERCENTAGE RATES OF AGGREGATE NET ASSETS

500 INDEX FUND: 0.470% -- first $500 million; and 0.460% -- excess over $500 million (Aggregate Net Assets include the net assets of the Fund and the 500 Index Trust, a series of John Hancock Trust)

ACTIVE BOND FUND: 0.600%--at all asset levels
(Aggregate Net Assets include the net assets of the Fund)

ALL CAP CORE FUND: 0.800% -- first $500 million; and 0.750% -- excess over $500 million.
(Aggregate Net Assets include the net assets of the Fund and the All Cap Core Trust, a series of John Hancock Trust)

ALL CAP GROWTH FUND: 0.900% -- first $500 million; and 0.850% -- excess over $500 million.
(Aggregate Net Assets include the net assets of the Fund)

ALL CAP VALUE FUND: 0.850% -- first $250 million; 0.800% -- next $250 million; and 0.750% -- excess over $500 million.
(Aggregate Net Assets include the net assets of the Fund and the All Cap Value Trust, a series of John Hancock Trust)

BLUE CHIP GROWTH FUND: 0.825% -- first $1 billion; and 0.800% -- excess over $1 billion.
(Aggregate Net Assets include the net assets of the Fund and the Blue Chip Growth Trust, a series of John Hancock Trust)

BOND INDEX FUND: 0.470% -- at all asset levels.
(Aggregate Net Assets include the net assets of the Fund and the Bond Index Trust A, a series of John Hancock Trust)

CAPITAL APPRECIATION FUND: 0.850% -- first $300 million; and 0.800% -- excess over $300 million.
(Aggregate Net Assets include the net assets of the Fund and the Capital Appreciation Trust, a series of John Hancock Trust)

CLASSIC VALUE FUND: 0.800% -- at all asset levels.
(Aggregate Net Assets include the net assets of the Fund)

CORE BOND FUND: 0.690%--first $200 million; 0.640%--next $200 million; and 0.600%--excess over $400 million.
(Aggregate Net Assets include the net assets of the Fund and the Core Bond Trust, a series of John Hancock Trust)

CORE EQUITY FUND: 0.850% -- first $350 million; and 0.750% -- excess over $350 million.
(Aggregate Net Assets include the net assets of the Fund and the Core Equity Trust, a series of John Hancock Trust)

DYNAMIC GROWTH FUND: 0.950% -- first $500 million; and 0.900% -- excess over $500 million.
(Aggregate Net Assets include the net assets of the Fund and the Dynamic Growth Trust, a series of John Hancock Trust)

EMERGING GROWTH FUND: 0.800% -- at all asset levels.
(Aggregate Net Assets include the net assets of the Fund and the Emerging Growth Trust, a series of John Hancock Trust)

EMERGING SMALL COMPANY FUND: 1.000% -- first $500 million; 0.970% -- next $500 million; and 0.950% -- excess over $1 billion.
(Aggregate Net Assets include the net assets of the Fund and the Emerging Small Company Trust, a series of John Hancock Trust)

EQUITY-INCOME FUND: 0.825% -- first $1 billion; and 0.800% -- excess over $1 billion.
(Aggregate Net Assets include the net assets of the Fund and the Equity-Income Trust, a series of John Hancock Trust)

FINANCIAL SERVICES FUND: 0.850% -- first $50 million; 0.800% -- next $450 million; and 0.750% -- excess over $500 million.
(Aggregate Net Assets include the net assets of the Fund and the Financial Services Trust, a series of John Hancock Trust)

FUNDAMENTAL VALUE FUND: 0.850% -- first $50 million; 0.800% -- next $450 million; and 0.750% -- excess over $500 million.
(Aggregate Net Assets include the net assets of the Fund and the Fundamental Value Trust, a series of John Hancock Trust)

GLOBAL ALLOCATION FUND: 0.850% -- first $500 million; and 0.800% -- excess over $500 million.
(Aggregate Net Assets include the net assets of the Fund and the Global Allocation Trust, a series of John Hancock Trust)

GLOBAL BOND FUND: 0.700% -- at all asset levels.
(Aggregate Net Assets include the net assets of the Fund)

GLOBAL FUND: 0.850% -- first $1 billion; and 0.800% -- excess over $1 billion. (Aggregate Net Assets include the net assets of the Fund, the Global Trust, a series of John Hancock Trust, the International Value Fund, a series of John Hancock Funds II and the International Value Trust, a series of John Hancock Trust)

GROWTH & INCOME FUND: 0.700% -- first $500 million; 0.650% -- next $500 million; and 0.600% -- excess over $1 billion.
(Aggregate Net Assets include the net assets of the Fund, that portion of the Managed Fund of the Trust that is subadvised by Grantham, Mayo, Van Otterloo & Co., the Growth & Income Trust, a series of John Hancock Trust, that portion of the Managed Trust, another series of John Hancock Trust, that is subadvised by Grantham, Mayo, Van Otterloo & Co., and the U.S. Core Fund, a series of John Hancock Funds III)

GROWTH FUND: 0.800% - first $500 million; 0.780% -- next $500 million; 0.770% --
next $1.5 billion; and 0.760% -- excess over $2.5 billion.
(Aggregate Net Assets include the net assets of the Fund, the Growth Trust, a series of John Hancock Trust, and the Growth Fund, a series of John Hancock Funds III)

GROWTH OPPORTUNITIES FUND: 0.800% - first $500 million; 0.780% -- next $500 million; 0.770% -- next $1.5 billion; and 0.760% -- excess over $2.5 billion. (Aggregate Net Assets include the net assets of the Fund, the Growth Opportunities Trust, a series of John Hancock Trust, and the Growth Opportunities Fund, a series of John Hancock Funds III)

HEALTH SCIENCES FUND: 1.050%-- first $500 million; and 1.000% -- excess over $500 million.
(Aggregate Net Assets include the net assets of the Fund and the Health Sciences Trust, a series of John Hancock Trust)

HIGH YIELD FUND: 0.725% -- first $500 million; and 0.650% -- excess over $500 million.
(Aggregate Net Assets include the net assets of the Fund and the High Yield Trust, a series of John Hancock Trust)

INTERNATIONAL EQUITY INDEX FUND: 0.550% -- first $100 million; and 0.530% -- excess over $100 million.
(Aggregate Net Assets include the net assets of the Fund and the International Equity Index Trust A, a series of John Hancock Trust)

INTERNATIONAL GROWTH FUND: 0.920% - first $100 million; 0.895% -- next $900 million; and 0.880% -- excess over $1 billion.
(Aggregate Net Assets include the net assets of the Fund, the International Growth Trust, a series of John Hancock Trust, and the International Growth Fund, a series of John Hancock Funds III )

INTERNATIONAL OPPORTUNITIES FUND: 1.000%--first $250 million; 0.950%--next $250 million; and 0.900%--excess over $500 million.
(Aggregate Net Assets include the net assets of the Fund and the International Opportunities Trust, a series of John Hancock Trust)

INTERNATIONAL SMALL CAP FUND: 1.050% -- first $200 million; 0.950% -- next $300 million; and 0.850% -- excess over $500 million
(Aggregate Net Assets include the net assets of the Fund and the International Small Cap Trust, a series of John Hancock Trust)

INTERNATIONAL STOCK FUND: 0.920% -- first $100 million; 0.895% -- next $900 million; and 0.880% -- excess over $1 billion.
(Aggregate Net Assets include the net assets of the Fund, the International Stock Trust, a series of John Hancock Trust, and the International Core Fund, a series of John Hancock Funds III)

INTERNATIONAL VALUE FUND: 0.950% -- first $200 million; 0.850% -- next $300 million; and 0.800% -- excess over $500 million.
(Aggregate Net Assets include the net assets of the Fund, the International Value Trust, a series of John Hancock Trust, the Global Fund, a series of John Hancock Funds II and the Global Trust, a series of John Hancock Trust)

INTRINSIC VALUE FUND: 0.780% - first $500 million; 0.760% -- next $500 million; 0.750% -- next $1.5 billion; and 0.740% -- excess over $2.5 billion.
(Aggregate Net Assets include the net assets of the Fund, the Intrinsic Value Trust, a series of John Hancock Trust, and the Intrinsic Value Fund, a series of John Hancock Funds III)

INVESTMENT QUALITY BOND FUND: 0.600% -- first $500 million; and 0.550% -- excess over $500 million.
(Aggregate Net Assets include the net assets of the Fund and the Investment Quality Bond Trust, a series of John Hancock Trust)

LARGE CAP FUND: 0.850%--first $250 million; 0.800%--next $250 million; and 0.750%--excess over $500 million.
(Aggregate Net Assets include the net assets of the Fund and the Large Cap Trust, a series of John Hancock Trust)

LARGE CAP GROWTH FUND: 0.850% -- first $750 million; and 0.800% -- excess over $750 million.
(Aggregate Net Assets include the net assets of the Fund and the Large Cap Growth Trust, a series of John Hancock Trust)

LARGE CAP VALUE FUND: 0.850% -- first $300 million; 0.825% -- next $200 million; and 0.800% -- excess over $500 million.
(Aggregate Net Assets include the net assets of the Fund and the Large Cap Value Trust, a series of John Hancock Trust)

LIFESTYLE AGGRESSIVE PORTFOLIO: 0.050% -- first $7.5 billion; and 0.040% -- excess over $7.5 billion.
(Aggregate Net Assets include the net assets of the five Lifestyle Portfolios of the Trust (Aggressive, Growth, Balanced, Moderate and Conservative) and the five Lifestyle Trusts of John Hancock Trust (Aggressive 1000, Growth 820, Balanced 640, Moderate 460 and Conservative 280))

LIFESTYLE BALANCED PORTFOLIO: 0.050% -- first $7.5 billion; and 0.040% -- excess over $7.5 billion.
(Aggregate Net Assets include the net assets of the five Lifestyle Portfolios of the Trust (Aggressive, Growth, Balanced, Moderate and Conservative) and the five Lifestyle Trusts of John Hancock Trust (Aggressive 1000, Growth 820, Balanced 640, Moderate 460 and Conservative 280))

LIFESTYLE CONSERVATIVE PORTFOLIO: 0.050% -- first $7.5 billion; and 0.040% -- excess over $7.5 billion.
(Aggregate Net Assets include the net assets of the five Lifestyle Portfolios of the Trust (Aggressive, Growth, Balanced, Moderate and Conservative) and the five Lifestyle Trusts of John Hancock Trust (Aggressive 1000, Growth 820, Balanced 640, Moderate 460 and Conservative 280))

LIFESTYLE GROWTH PORTFOLIO: 0.050% -- first $7.5 billion; and 0.040% -- excess over $7.5 billion.
(Aggregate Net Assets include the net assets of the five Lifestyle Portfolios of the Trust (Aggressive, Growth, Balanced, Moderate and Conservative) and the five Lifestyle Trusts of John Hancock Trust (Aggressive 1000, Growth 820, Balanced 640, Moderate 460 and Conservative 280))

LIFESTYLE MODERATE PORTFOLIO: 0.050% -- first $7.5 billion; and 0.040% -- excess over $7.5 billion.
(Aggregate Net Assets include the net assets of the five Lifestyle Portfolios of the Trust (Aggressive, Growth, Balanced, Moderate and Conservative) and the five Lifestyle Trusts of John Hancock Trust (Aggressive 1000, Growth 820, Balanced 640, Moderate 460 and Conservative 280))

MANAGED FUND: 0.690% - at all asset levels.
(Aggregate Net Assets include the net assets of the Fund)

MID CAP CORE FUND: 0.950% -- first $10 million; 0.900% -- next $40 million; 0.875% -- next $150 million; 0.850% -- next $300 million; and 0.825% -- excess over $500 million.
(Aggregate Net Assets include the net assets of the Fund)

MID CAP INDEX FUND: 0.490% -- first $250 million; 0.480% -- next $250 million; and 0.460% -- excess over $500 million.
(Aggregate Net Assets include the net assets of the Fund and the Mid Cap Index Trust, a series of John Hancock Trust)

MID CAP STOCK FUND: 0.875% -- first $200 million; 0.850% -- next $300 million; and 0.825% -- excess over $500 million.
(Aggregate Net Assets include the net assets of the Fund and the Mid Cap Stock Trust, a series of John Hancock Trust)

MID CAP VALUE FUND: 0.900% -- first $200 million; 0.850% -- next $300 million; and 0.825% -- excess over $500 million.
(Aggregate Net Assets include the net assets of the Fund and the Mid Cap Value Trust, a series of John Hancock Trust)

MONEY MARKET FUND: 0.500% -- first $500 million; and 0.470% -- excess over $500 million.
(Aggregate Net Assets include the net assets of the Fund and the Money Market Trust, a series of John Hancock Trust)

NATURAL RESOURCES FUND: 1.050% -- first $50 million; and 1.000% -- excess over $50 million.
(Aggregate Net Assets include the net assets of the Fund and the Natural Resources Trust, a series of John Hancock Trust)

PACIFIC RIM FUND: 0.800% -- first $500 million; and 0.700% -- excess over $500 million.
(Aggregate Net Assets include the net assets of the Fund and the Pacific Rim Trust, a series of John Hancock Trust)

QUANTITATIVE ALL CAP FUND: 0.750% -- first $50 million; and 0.700% -- excess over $50 million.
(Aggregate Net Assets include the net assets of the Fund and the Quantitative All Cap Trust, a series of John Hancock Trust)

QUANTITATIVE MID CAP FUND: 0.750% -- first $200 million; and 0.650% -- excess over $200 million.
(Aggregate Net Assets include the net assets of the Fund and the Quantitative Mid Cap Trust, a series of John Hancock Trust)

QUANTITATIVE VALUE FUND: 0.700% -- first $500 million; 0.650% -- next $500 million; and 0.600% -- excess over $1 billion.
(Aggregate Net Assets include the net assets of the Fund and the Quantitative Value Trust, a series of John Hancock Trust)

REAL ESTATE SECURITIES FUND: 0.700% -- at all asset levels.
(Aggregate Net Assets include the net assets of the Fund and the Real Estate Securities Trust, a series of John Hancock Trust)

REAL RETURN BOND FUND: 0.700% -- at all asset levels.
(Aggregate Net Assets include the net assets of the Fund)

SCIENCE & TECHNOLOGY FUND: 1.050% -- first $500 million; and 1.000% -- excess over $500 million.
(Aggregate Net Assets include the net assets of the Fund and the Science & Technology Trust, a series of John Hancock Trust)

SHORT-TERM BOND FUND: 0.600%--first $100 million; 0.575%--next $150 million; and 0.550%--excess over $250 million.
(Aggregate Net Assets include the net assets of the Fund and the Short-Term Bond Trust, a series of John Hancock Trust)

SMALL CAP FUND: 0.850%--at all asset levels.
(Aggregate Net Assets include the net assets of the Fund and the Small Cap Trust, a series of John Hancock Trust)

SMALL CAP GROWTH: 1.100%--first $100 million; and 1.050%--excess over $100 million.
(Aggregate Net Assets include the net assets of the Fund and the Small Cap Growth Trust, a series of John Hancock Trust)

SMALL CAP INDEX FUND: 0.490% -- first $250 million; 0.480% -- next $250 million; and 0.460% -- excess over $500 million.
(Aggregate Net Assets include the net assets of the Fund and the Small Cap Index Trust, a series of John Hancock Trust)

SMALL CAP OPPORTUNITIES FUND: 1.000% -- first $500 million; and 0.950% -- excess over $500 million.
(Aggregate Net Assets include the net assets of the Fund and the Small Cap Opportunities Trust, a series of John Hancock Trust)

SMALL CAP VALUE FUND: 1.100%--first $100 million; and 1.050%--excess over $100 million.
(Aggregate Net Assets include the net assets of the Fund and the Small Cap Value Trust, a series of John Hancock Trust)

SMALL COMPANY FUND: 1.050% -- first $125 million; and 1.000% -- excess over $125 million.
(Aggregate Net Assets include the net assets of the Fund and the Small Company Trust, a series of John Hancock Trust)

SMALL COMPANY GROWTH FUND: 1.050% -- first $250 million; and 1.000% -- excess over $250 million.
(Aggregate Net Assets include the net assets of the Fund. However, the applicable rate is 1.000% of all net assets of the Fund when the aggregate net assets of the following exceed $1 billion: the Fund, All Cap Growth Fund and the Mid Cap Core Fund of the Trust, and the Small Company Growth Trust, All Cap Growth Trust and Mid Cap Core Trust of John Hancock Trust.

SMALL COMPANY VALUE FUND: 1.050% -- first $500 million; and 1.000% -- excess over $500 million.
(Aggregate Net Assets include the net assets of the Fund and the Small Company Value Trust, a series of John Hancock Trust)

SPECIAL VALUE FUND: 1.000% -- first $500 million; and 0.950% -- excess over $500 million.
(Aggregate Net Assets include the net assets of the Fund and the Special Value Trust, a series of John Hancock Trust)

SPECTRUM INCOME FUND: 0.800% -- first $250 million; and 0.725% -- excess over $250 million.
(Aggregate Net Assets include the net assets of the Fund and the Spectrum Income Trust, a series of John Hancock Trust)

STRATEGIC BOND FUND: 0.725% -- first $500 million; and 0.650% -- excess over $500 million.
(Aggregate Net Assets include the net assets of the Fund and the Strategic Bond Trust, a series of John Hancock Trust)

STRATEGIC INCOME FUND: 0.725% -- first $500 million; and 0.650% -- excess over $500 million.
(Aggregate Net Assets include the net assets of the Fund and the Strategic Income Trust, a series of John Hancock Trust)

STRATEGIC VALUE FUND: 0.850% -- first $300 million; 0.825% -- next $300 million; 0.800% -- next $300 million; 0.775% -- next $600 million; and 0.700% -- excess over $1.5 billion.
(Aggregate Net Assets include the net assets of the Fund and the Strategic Value Trust, a series of John Hancock Trust)

TOTAL RETURN FUND: 0.700% -- at all asset levels.
(Aggregate Net Assets include the net assets of the Fund)

TOTAL STOCK MARKET INDEX FUND: 0.490% -- first $250 million; 0.480% -- next $250 million; and 0.460% -- excess over $500 million.
(Aggregate Net Assets include the net assets of the Fund and the Total Stock Market Index Trust, a series of John Hancock Trust)

U.S. GLOBAL LEADERS GROWTH FUND: 0.7125% -- first $500 million; and 0.675% -- excess over $500 million.
(Aggregate Net Assets include the net assets of the Fund and the U.S. Global Leaders Growth Trust, a series of John Hancock Trust)

U.S. GOVERNMENT SECURITIES FUND: 0.650% -- first $500 million; and 0.550% -- excess over $500 million.
(Aggregate Net Assets include the net assets of the Fund and the U.S. Government Securities Trust, a series of John Hancock Trust)

U.S. HIGH YIELD BOND FUND: 0.750% -- first $200 million; and 0.720% -- excess over $200 million.
(Aggregate Net Assets include the net assets of the Fund and the U.S. High Yield Bond Trust, a series of John Hancock Trust)

U.S. MULTI SECTOR FUND: 0.780% - first $500 million; 0.760% -- next $500 million; 0.750% -- next $1.5 billion; and 0.740% -- excess over $2.5 billion. (Aggregate Net Assets include the net assets of the Fund and the U.S. Multi Sector Trust, a series of John Hancock Trust)

UTILITIES FUND: 0.850% -- first $300 million; 0.825% -- next $300 million; 0.800% -- next $300 million; 0.775% -- next $600 million; and 0.700% -- excess over $1.5 billion.
(Aggregate Net Assets include the net assets of the Fund and the Utilities Trust, a series of John Hancock Trust)

VALUE & RESTRUCTURING FUND: .850% -- first $500 million; and 0.800% -- excess over $500 million.
(Aggregate Net Assets include the net assets of the Fund and the Value & Restructuring Trust, a series of John Hancock Trust)

VALUE FUND: 0.750% -- first $200 million; 0.725% -- next $300 million; and 0.650% -- excess over $500 million.
(Aggregate Net Assets include the net assets of the Fund and the Value Trust, a series of John Hancock Trust)

VALUE OPPORTUNITIES FUND: 0.800% - first $500 million; 0.780% -- next $500 million; 0.770% -- next $1.5 billion; and 0.760% -- excess over $2.5 billion. (Aggregate Net Assets include the net assets of the Fund, the Value Opportunities Trust, a series of John Hancock Trust, and the Value Opportunities Fund, a series of John Hancock Funds III)

VISTA FUND: 0.900% -- first $250 million; 0.850% -- next $250 million; 0.825% --
next $500 million; and 0.800% -- excess over $1 billion.
(Aggregate Net Assets include the net assets of the Fund and the Vista Trust, a series of John Hancock Trust)

                 ADVISORY FEE WAIVERS AND EXPENSE REIMBURSEMENTS

      All Funds -- Expense Reimbursement. The Adviser voluntarily reduces its advisory fee or reimburses each fund if the total of all expenses (excluding taxes, portfolio brokerage commissions, interest, litigation and indemnification expenses and extraordinary expenses not incurred in the ordinary course of the fund's business, advisory fees, Rule 12b-1 fees, transfer agency fees, blue sky fees, and fees under any agreements or plans of the Fund dealing with services for shareholders and others with beneficial interests in shares of the Fund). These voluntary expense reimbursements may be terminated any time.

-- 0.05% in the case of the 500 Index Fund and the International Equity Index Fund;

- 0.75% in the case of the Bond Index Fund, Global Bond Fund, Global Fund, International Opportunities Fund, International Small Cap Fund, International Stock Fund, International Value Fund, Mid Cap Index Fund, Pacific Rim Fund, Small Cap Index Fund and Total Stock Market Index Fund; and

    -     0.50% in the case of all other funds.

      All Funds -- Class 3 Shares. The Adviser has voluntarily agreed to reduce its advisory fee for Class 3 shares of each fund in an amount equal to the amount of transfer agency and blue sky fees for these shares accrued for the time period for which the advisory fee is paid and, if necessary, to remit to this class of shares of the fund an amount necessary to pay such expenses. This voluntary expense reimbursement may be terminated at any time.

      Blue Chip Growth, Equity-Income, Health Sciences, Science & Technology, Small Company Value and Spectrum Income Funds. The Adviser has voluntarily agreed to waive a portion of its advisory fee for each of the Blue Chip Growth, Equity-Income, Health Sciences, Science & Technology, Small Company Value and Spectrum Income Funds. The waiver is based on the combined assets of these funds and the following series of John Hancock Trust: the Blue Chip Growth Trust, Equity-Income Trust, Health Sciences Trust, Science and Technology Trust, Small Company Value Trust and Spectrum Income Trust. The percentage fee reductions at different or asset levels are set forth below. This voluntary fee waiver may be terminated at any time.

                                                                                    FEE REDUCTION
                                                                                 -------------------
                                                                                 (AS A PERCENTAGE OF
COMBINED ASSET LEVELS                                                             THE ADVISORY FEE)
---------------------                                                            -------------------
First $750 million...........................................................            0.00%
Between $750 million and $1.5 billion........................................            2.50%
Between $1.5 billion and $3.0 billion........................................            3.75%
Over $3.0 billion............................................................            5.00%

      Global Fund and International Value Fund. The Adviser has voluntarily agreed to waive its advisory fees so that the amount retained by the Adviser after payment of subadvisory fees for each of Global Fund and the International Value Fund does not exceed 0.45% of the fund's average net assets. This voluntary expense reimbursement may be terminated any time.

[BACK COVER]

FOR MORE INFORMATION

The following documents are available that offer further information on John Hancock Funds II:

ANNUAL/SEMI-ANNUAL REPORT TO SHAREHOLDERS

The annual and semi-annual reports to shareholders of John Hancock Trust ("JHT") and John Hancock Variable Series Trust I ("VST") include, with respect to the predecessor JHT portfolios of the funds, financial statements, a discussion of the market conditions and investment strategies that significantly affected performance, as well as the auditors' report (in annual report only).

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The Fund's SAI contains more detailed information on all aspects of the funds, including a summary of the Fund's policy regarding disclosure of fund portfolio holdings. The current SAI has been filed with the SEC and is incorporated by reference into (is legally a part of) this prospectus.

TO REQUEST A FREE COPY OF THE CURRENT ANNUAL/SEMI-ANNUAL REPORTS OF JHT OR VST OR THE FUND'S SAI, PLEASE CONTACT JOHN HANCOCK:

By mail: John Hancock Signature Services, Inc.
1 John Hancock Way, Suite 1001
Boston, MA 02217-1001

By phone: 1-888-972-8696

On the Internet: www.jhfunds.com

OR YOU MAY VIEW OR OBTAIN THESE DOCUMENTS AND OTHER INFORMATION ABOUT THE FUND FROM THE SEC:

By mail: Public Reference Section
Securities and Exchange Commission
Washington, DC 20549-0102
(duplicating fee required)

In person: at the SEC's Public Reference Room in Washington, DC. For access to the Reference Room call 1-202-942-8090

By electronic request: publicinfo@sec.gov
(duplicating fee required)

On the Internet: www.sec.gov

1940 Act File No. 811-21779.

[JOHN HANCOCK FUNDS II LOGO]

THE INFORMATION IN THIS PROSPECTUS IS NOT COMPLETE AND MAY BE CHANGED. WE MAY NOT SELL THESE SECURITIES UNTIL THE POST-EFFECTIVE AMENDMENT TO THE REGISTRATION STATEMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION WITH RESPECT TO THESE SECURITIES IS EFFECTIVE. THIS PROSPECTUS IS NOT AN OFFER TO SELL THESE SECURITIES AND IT IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE THE OFFER OR SALE IS NOT PERMITTED.

        SUBJECT TO COMPLETION: PRELIMINARY PROSPECTUS DATED ______, 2005

                                   ----------

JOHN HANCOCK FUNDS II

PROSPECTUS DATED _________, 2005

THE LIFESTYLE PORTFOLIOS

     -    Lifestyle Aggressive Portfolio

     -    Lifestyle Growth Portfolio

     -    Lifestyle Balanced Portfolio

     -    Lifestyle Moderate Portfolio

     -    Lifestyle Conservative Portfolio

CLASS A, CLASS B AND CLASS C SHARES

[JOHN HANCOCK FUNDS II LOGO]

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these funds or determined whether the information in this prospectus is adequate and accurate. Anyone who indicates otherwise is committing a federal crime.

CONTENTS

                                                                         PAGE
                                                                      ----------
OVERVIEW
THE LIFESTYLE PORTFOLIOS
   Lifestyle Aggressive Portfolio
   Lifestyle Growth Portfolio
   Lifestyle Balanced Portfolio
   Lifestyle Moderate Portfolio
   Lifestyle Conservative Portfolio
YOUR ACCOUNT
   Choosing a share class
   How sales charges are calculated
   Sales charge reductions and waivers
   Opening an account
   Buying shares
   Selling shares
   Transaction policies
   Dividends and account policies
   Additional investor services
INFORMATION ABOUT THE UNDERLYING FUNDS
   Risks of investing in underlying funds
   Description of underlying funds
FUND DETAILS
   Business structure
   Financial highlights
FOR MORE INFORMATION                                                  Back Cover

OVERVIEW

JOHN HANCOCK FUNDS II

- THE LIFESTYLE PORTFOLIOS

This prospectus provides information about the five Lifestyle Portfolios which are funds of John Hancock Funds II (sometimes referred to as the "Fund"). Each of the Lifestyle Portfolios is a "fund of funds" which currently invests in a number of other funds of John Hancock Funds II as well as in funds of John Hancock Funds III and may in the future also invest in other funds for which the Fund's investment adviser or any of its affiliates serves as investment adviser ("underlying funds"). The Lifestyle Portfolios seek to provide a variety of comprehensive investment programs designed for differing investment orientations by means of selected investment allocations among the underlying funds.

This prospectus relates to the Class A, Class B and Class C shares of the Lifestyle Portfolios.

RISKS OF MUTUAL FUNDS

Mutual funds are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Because you could lose money by investing in these funds, be sure to read all risk disclosure carefully before investing.

INVESTMENT MANAGEMENT

John Hancock Investment Management Services, LLC (the "Adviser") is the investment adviser to John Hancock Funds II and each of the Lifestyle Portfolios as well as to John Hancock Funds III. The Adviser administers the business and affairs of John Hancock Funds II and retains and compensates an investment subadviser to manage the assets of the Lifestyle Portfolios. The Adviser and the subadviser to the Lifestyle Portfolios are registered as investment advisers under the Investment Advisers Act of 1940. The Adviser is a wholly-owned subsidiary of Manulife Financial Corporation ("MFC"), a publicly traded company based in Toronto, Canada. MFC and its subsidiaries operate as "Manulife Financial" in Canada and Asia and primarily as "John Hancock" in the U.S.

FUND INFORMATION KEY

Concise descriptions of each of the Lifestyle Portfolios are set forth below. Each description provides the following information:

[GRAPHIC]

GOAL AND STRATEGY

The fund's particular investment goals and the strategies it intends to use in pursuing those goals.

[GRAPHIC]

PAST PERFORMANCE

The fund's total return, measured year-by-year and over time.

[GRAPHIC]

MAIN RISKS

The major risk factors associated with the fund.

[GRAPHIC]

YOUR EXPENSES

The overall costs borne by an investor in the fund, including sales charges and annual expenses.

THE LIFESTYLE PORTFOLIOS

There are five Lifestyle Portfolios: Aggressive, Growth, Balanced, Moderate and Conservative. Each Lifestyle Portfolio is a "fund of funds" which invests in a number of underlying funds.

Because investors have different investment goals, risk tolerances, investment time horizons and financial circumstances, the Lifestyle Portfolios offer five distinct, comprehensive investment programs designed for differing investment orientations. Each Lifestyle Portfolio has a target percentage allocation between the two kinds of underlying funds: those that invest primarily in equity securities ("equity funds") and those that invest primarily in fixed-income securities ("fixed-income funds").

                                                                  TARGET ALLOCATION AMONG
                                                                     UNDERLYING FUNDS:
                                                                  -----------------------
LIFESTYLE                                                          EQUITY   FIXED-INCOME
PORTFOLIO      INVESTMENT OBJECTIVE                                 FUNDS       FUNDS
---------      --------------------                                ------   ------------
Aggressive     Long-term growth of capital. Current income is       100%         --
               not a consideration.
Growth         Long-term growth of capital. Current income is        80%         20%
               also a consideration.
Balanced       A balance between a high level of current income      60%         40%
               and growth of capital, with a greater emphasis
               on growth of capital.
Moderate       A balance between a high level of current income      40%         60%
               and growth of capital, with a greater emphasis
               on income.
Conservative   A high level of current income with some              20%         80%
               consideration given to growth of capital.

The Lifestyle Portfolios offer a number of share classes which have different expense and distribution or shareholder services arrangements. Each Lifestyle Portfolio, however, invests only in Class NAV shares of the underlying funds. Class NAV shares are sold without any sales charge and are not subject to distribution or Rule 12b-1 fees.

Each Lifestyle Portfolio is monitored daily. To maintain target allocations in the underlying funds, daily cash flow for each Lifestyle Portfolio will be directed to its underlying funds that most deviate from target. Quarterly, the subadviser may also rebalance each Lifestyle Portfolio's underlying funds to maintain target allocations. The subadviser may from time to time adjust the percent of assets invested in any specific underlying funds held by a Lifestyle Portfolio. Such adjustments may be made to increase or decrease the Lifestyle Portfolio's holdings of particular asset classes, such as common stocks of foreign issuers, or to adjust portfolio quality or the duration of fixed income securities. Adjustments may also be made to increase or reduce the percent of the Lifestyle Portfolio's assets subject to the management of a particular underlying fund subadviser. In addition, changes may be made to reflect fundamental changes in the investment environment.

The investment performance of each Lifestyle Portfolio will reflect both its subadviser's allocation decisions with respect to underlying funds and the investment decisions made by the of the underlying funds' subadvisers. Each Lifestyle Portfolio bears its own expenses and, in addition, indirectly bears its proportionate share of the expenses of the underlying funds in which it invests.

UNDERLYING FUNDS For a brief description of each underlying fund and its categorization as an equity or a fixed-income fund, see p. __.

Because the Lifestyle Portfolios invest principally in shares of underlying funds, each is considered "non-diversified." Generally, a non-diversified fund may be affected more than a diversified fund by a change in the financial condition, or the financial markets' assessment, of a company whose securities are held by the fund. This risk is greatly reduced in the case of the Lifestyle Portfolios since the underlying funds in which they invest have diverse holdings.

SUBADVISER AND CONSULTANT MFC Global Investment Management (U.S.A.) Limited ("MFC Global (U.S.A.)") is the subadviser to the Lifestyle Portfolios and formulates a continuous investment program for each consistent with its investment goal and strategies.

Deutsche Asset Management, Inc. ("DeAM") provides subadvisory consulting services to MFC Global (U.S.A.) in its management of the Lifestyle Portfolios.

LIFESTYLE AGGRESSIVE PORTFOLIO

SUBADVISER: MFC Global (U.S.A.)

[GRAPHIC]

GOAL AND STRATEGY

The fund seeks long-term growth of capital. Current income is not a consideration. To pursue this goal, the fund, which is a fund of funds, normally invests approximately 100% of its assets in underlying funds which invest primarily in equity securities.

Variations in the target percentage allocation between underlying funds which invest primarily in equity securities and underlying funds which invest primarily in fixed-income securities are permitted up to 10%. Thus, based on its target percentage allocation of approximately 100% of assets in equity funds, the fund may have an equity/fixed- income fund allocation of 90%/10%. Although variations beyond the 10% range are generally not permitted, MFC Global (U.S.A.) may determine in light of market or economic conditions that the normal percentage limitations should be exceeded to protect the fund or to achieve its objective.

Within the prescribed percentage allocation, MFC Global (U.S.A.) selects the percentage level to be maintained in specific underlying funds. The assets of the fund are rebalanced quarterly to maintain the selected percentage level. MFC Global (U.S.A.) may from time to time adjust the percent of assets invested in any specific underlying funds to increase or decrease the fund's holdings of particular assets classes, such as common stocks of foreign issuers, to adjust portfolio quality or the duration of fixed income securities, to increase or reduce the percent of the fund's assets subject to the management of a particular subadviser or to reflect fundamental changes in the investment environment.

For defensive purposes in abnormal market conditions or to meet redemption requests or make anticipated cash payments, the fund may temporarily invest extensively in cash and cash equivalents. In taking these measures, the fund might not achieve its investment goal.

[GRAPHIC]

PAST PERFORMANCE

The graph shows how the fund's total return has varied from year to year, while the table shows performance of Class A, Class B and Class C shares over time (along with a broad-based market index for reference). This information may help provide an indication of the fund's risks. For periods prior to October __, 2005, the date on which the fund commenced operations, historical performance of the fund's shares is based on the performance of the Series I shares of the fund's predecessor John Hancock Trust ("JHT") portfolio, the Lifestyle Aggressive 1000 Trust, as indicated in the notes to the table. All figures assume dividend reinvestment. Past performance (before and after taxes) does not indicate future results.

CLASS A, TOTAL RETURNS

Best Quarter: Q2 '03, 18.07%
Worst Quarter: Q3 '02, -18.84%

AFTER TAX RETURNS

After-tax returns are shown for Class A shares only and would be different for the other classes. They are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

INDEX (reflects no fees or taxes)

S&P 500 INDEX -- an unmanaged index comprised of 500 stocks chosen for market size, liquidity and industry group that is designed to reflect the risk/return characteristics of the universe of large-cap stocks.

CLASS A CALENDAR YEAR TOTAL RETURNS (WITHOUT SALES CHARGE)

[BAR CHART]

1997   1998   1999   2000   2001    2002   2003   2004
----   ----   ----   ----  -----   -----   ----   ----
10.9%   4.8%  14.6%  -5.1% -13.8%  -20.7%  34.9%  16.1%

The year-to-date return as of September 30, 2005 is ____%.

AVERAGE ANNUAL TOTAL RETURNS (INCLUDING SALES CHARGE) FOR PERIODS ENDING 12-31-04 (a)

                                                                                 SINCE
                                                            1 YEAR   5 YEARS   INCEPTION
                                                            ------   -------   ---------
Class A ( before taxes)                                      10.21%   -0.73%     3.18%
Class A (after taxes on distributions)                        9.92%   -1.93%     1.72%
Class A (after taxes on distributions and sale of shares)     6.62%   -1.38%     1.78%
Class B                                                      11.06%   -0.05%     3.84%
Class C                                                      15.06%    0.30%     3.84%
S&P 500 Index                                                10.87%   -2.30%     7.77%

----------
(a) The Series I shares of the predecessor JHT portfolio commenced operations on May 7, 1997. For periods prior to October __, 2005, the performance shown reflects the performance of the Series I shares of the predecessor portfolio adjusted to reflect any front-end or deferred sales charge applicable to the shares of the fund.

(b) This shares class has lower expenses than the Series I shares of the predecessor portfolio. Performance would be higher if adjusted for these lower expenses.

(c) This share class has higher expenses than the Series I shares of the predecessor portfolio. Performance would be lower if adjusted for these higher expenses.

[GRAPHIC]

MAIN RISKS

The fund is subject to the same risks as the underlying funds in which it invests. The fund invests primarily in underlying funds which invest in equity securities, including foreign securities.

     - EQUITY SECURITIES RISK. Stock markets are volatile, and the price of equity securities such as common and preferred stocks (and their equivalents) will fluctuate. The value of equity securities purchased by the underlying funds could decline if the financial condition of the companies in which they invest decline or if overall market and economic conditions deteriorate.

     - FOREIGN SECURITIES RISK. Foreign securities involve special risks, including potentially unfavorable currency exchange rates, limited government regulation (including less stringent investor protection and disclosure standards) and exposure to possible economic, political and social instability.

For a more complete description of the risks associated with investments in the underlying funds, see "Information About the Underlying Funds - Risks of Investing in Underlying Funds."

[GRAPHIC]

YOUR EXPENSES

Transaction expenses are charged directly to your account. Operating expenses are paid from the fund's assets, and therefore are paid by shareholders indirectly.

SHAREHOLDER TRANSACTION EXPENSES                  CLASS A   CLASS B   CLASS C
--------------------------------                  -------   -------   -------
Maximum front-end sales charge (load) on
   purchases as a % of purchase price               5.00%     none      none
Maximum deferred sales charge (load) as a %
   of purchase or sale price, whichever is less     none      5.00%     1.00%

ANNUAL OPERATING EXPENSES (A)                                    CLASS A   CLASS B   CLASS C
-----------------------------                                    -------   -------   -------
Management fee                                                    0.05%     0.05%     0.05%
Distribution and service (12b-1) fees                             0.30%     1.00%     1.00%
Other expenses                                                    0.49%     0.49%     0.49%
Total fund operating expenses                                     0.84%     1.54%     1.54%
Contractual expense reimbursement (at least until 11-1-06) (b)    0.18%     0.18%     0.18%
Net fund operating expenses                                       0.66%     1.36%     1.36%
Estimated underlying fund expenses (c)                            0.94%     0.94%     0.94%
Net fund operating expenses and underlying fund expenses          1.60%     2.30%     2.30%

----------
(a)  Based on estimated expenses for the current fiscal year.

(b) The Adviser has contractually agreed to waive advisory fees or reimburse fund expenses for each of these classes of shares to the extent that blue sky fees and printing and postage expenses attributable to each class exceed 0.09% of the average annual net assets attributable to the class. This agreement remains in effect until November 1, 2006 and may thereafter be terminated by the Adviser at any time.

(c) The fund's shareholders bear indirectly the expenses of the Class NAV shares of the underlying funds in which the fund invests. Underlying fund expenses are based on the allocation of the fund's assets among underlying funds, and the total fund operating expenses of the underlying funds will vary with changes in allocations and underlying fund expenses. For the estimated expense ratio of each of the underlying funds in which the fund may invest, see "Information About the Underlying Funds - Description of Underlying Funds."

The hypothetical example below shows what your expenses would be after contractual expense reimbursements (first year only) if you invested $10,000 over the time periods indicated, assuming you reinvested all distributions and that the average annual return was 5%. The example is for comparison only, and does not represent the fund's actual expenses and returns, either past or future.

EXPENSES                     YEAR 1   YEAR 3   YEAR 5   YEAR 10
--------                     ------   ------   ------   -------
Class A                       $655    $1,016   $1,400   $2,476
Class B with redemption       $733    $1,055   $1,504   $2,630 (a)
Class B without redemption    $233    $  755   $1,304   $2,630 (a)
Class C with redemption       $333    $  755   $1,304   $2,803
Class C without redemption    $233    $  755   $1,304   $2,803

----------
(a)  Reflects conversion of Class B shares to Class A shares after eight years.

FUND CODES

CLASS A   Ticker              JALAX
          CUSIP               47803V572
          Newspaper
          SEC number          811-21779
          JH II fund number   96

CLASS B   Ticker              JBLAX
          CUSIP               47803V564
          Newspaper
          SEC number          811-21779
          JH II fund number   196

CLASS C   Ticker              JCLAX
          CUSIP               47803V556
          Newspaper
          SEC number          811-21779
          JH II fund number   596

LIFESTYLE GROWTH PORTFOLIO

SUBADVISER: MFC Global (U.S.A.)

[GRAPHIC]

GOAL AND STRATEGY

The fund seeks long-term growth of capital. Current income is also a consideration. To pursue this goal, the fund, which is a fund of funds, normally invests approximately 80% of its assets in underlying funds which invest primarily in equity securities and approximately 20% in underlying funds which invest primarily in fixed-income securities.

Variations in the target percentage allocation between underlying funds which invest primarily in equity securities and underlying funds which invest primarily in fixed-income securities are permitted up to 10% in either direction. Thus, based on its target percentage allocation of approximately 80% of assets in equity funds and 20% in fixed-income funds, the fund may have an equity/fixed-income fund allocation of 90%/10% or 70%/30%. Although variations beyond the 10% range are generally not permitted, MFC Global (U.S.A.) may determine in light of market or economic conditions that the normal percentage limitations should be exceeded to protect the fund or to achieve its objective.

Within the prescribed percentage allocation, MFC Global (U.S.A.) selects the percentage level to be maintained in specific underlying funds. The assets of the fund are rebalanced quarterly to maintain the selected percentage level. MFC Global (U.S.A.) may from time to time adjust the percent of assets invested in any specific underlying funds to increase or decrease the fund's holdings of particular assets classes, such as common stocks of foreign issuers, to adjust portfolio quality or the duration of fixed income securities, to increase or reduce the percent of the fund's assets subject to the management of a particular subadviser or to reflect fundamental changes in the investment environment.

For defensive purposes in abnormal market conditions or to meet redemption requests or make anticipated cash payments, the fund may temporarily invest extensively in cash and cash equivalents. In taking these measures, the fund might not achieve its investment goal.

[GRAPHIC]

PAST PERFORMANCE

The graph shows how the fund's total return has varied from year to year, while the table shows performance of Class A, Class B and Class C shares over time (along with a broad-based market index for reference). This information may help provide an indication of the fund's risks. For periods prior to October __, 2005, the date on which the fund commenced operations, historical performance of the fund's shares is based on the performance of the Series I shares of the fund's predecessor John Hancock Trust ("JHT") portfolio, the Lifestyle Growth 820 Trust, as indicated in the notes to the table. All figures assume dividend reinvestment. Past performance (before and after taxes) does not indicate future results.

CLASS A, TOTAL RETURNS

Best Quarter: Q2 '03, 14.90%
Worst Quarter: Q3 '02, -14.50%

AFTER TAX RETURNS

After-tax returns are shown for Class A shares only and would be different for the other classes. They are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

INDEXES (reflect no fees or taxes)

S&P 500 INDEX -- an unmanaged index comprised of 500 stocks chosen for market size, liquidity and industry group that is designed to reflect the risk/return characteristics of the universe of large-cap stocks.

LEHMAN BROTHERS AGGREGATE BOND INDEX -- an unmanaged index comprised of the Lehman Brothers Government/Corporate Bond Index, the Lehman Brothers Mortgage-Backed Securities Index and the Lehman Brothers Asset-Backed Securities Index that measures the performance of investment grade securities having a maturity of at least one year and which have more than $100 million of securities outstanding.

COMBINED INDEX -- consists of 80% of the S&P 500 Index and 20% of the Lehman Brothers Aggregate Bond Index.

CLASS A CALENDAR YEAR TOTAL RETURNS (WITHOUT SALES CHARGE)

[BAR CHART]

1997   1998   1999   2000   2001    2002   2003   2004
----   ----   ----   ----   ----    ----   ----   ----
13.8%  6.1%   16.5%  -3.2%  -9.2%  -15.8%  29.6%  14.6%

The year-to-date return as of September 30, 2005 is ____%.

AVERAGE ANNUAL TOTAL RETURNS (INCLUDING SALES CHARGE) FOR PERIODS ENDING 12-31-04 (a)

                                                                 SINCE
                                            1 YEAR   5 YEARS   INCEPTION
                                            ------   -------   ---------
Class A ( before taxes)                      8.90%     0.86%     4.94%
Class A (after taxes on distributions)       8.36%    -0.80%     3.10%
Class A (after taxes on distributions and
   sale of shares)                           5.75%    -0.34%     3.05%
Class B                                      9.59%     1.57%     5.62%
Class C                                     13.59%     1.90%     5.62%
S&P 500 Index                               10.88%    -2.30%     7.77%
Lehman Brothers Aggregate Bond Index         4.34%     7.71%     7.04%
Combined Index                               9.59%    -0.12%     8.05%

----------
(a) The Series I shares of the predecessor JHT portfolio commenced operations on May 7, 1997. For periods prior to October __, 2005, the performance shown reflects the performance of the Series I shares of the predecessor portfolio adjusted to reflect any front-end or deferred sales charge applicable to the shares of the fund.

(b) This share class has lower expenses than the Series I shares of the predecessor portfolio. Performance would be higher if adjusted for these lower expenses.

(c) This share class has higher expenses than the Series I shares of the predecessor portfolio. Performance would be lower if adjusted for these higher expenses.

[GRAPHIC]

MAIN RISKS

The fund is subject to the same risks as the underlying funds in which it invests. The fund invests in underlying funds which invest in equity securities and fixed-income securities, including foreign securities.

     - EQUITY SECURITIES RISK. Stock markets are volatile, and the price of equity securities such as common and preferred stocks (and their equivalents) will fluctuate. The value of equity securities purchased by the underlying funds could decline if the financial condition of the companies in which they invest decline or if overall market and economic conditions deteriorate.

     - FIXED-INCOME SECURITIES RISK. Fixed-income securities or bonds are subject to credit risk and interest rate risk. The credit rating of bonds in the underlying funds' portfolios could be downgraded or the issuer of a bond could default on its obligations. In general, lower-rated bonds involve more credit risk. When interest rates rise, bond prices generally fall.

     - HIGH YIELD SECURITIES RISK. Fixed-income securities that are not investment grade are commonly referred to as high yield securities or "junk bonds." These securities offer a potentially higher yield than other, higher rated securities, but they carry a greater degree of risk and are considered speculative by the major credit rating agencies.

     - FOREIGN SECURITIES RISK. Foreign securities involve special risks, including potentially unfavorable currency exchange rates, limited government regulation (including less stringent investor protection and disclosure standards) and exposure to possible economic, political and social instability.

For a more complete description of the risks associated with investments in the underlying funds, see "Information About the Underlying Funds - Risks of Investing in Underlying Funds."

[GRAPHIC]

YOUR EXPENSES

Transaction expenses are charged directly to your account. Operating expenses are paid from the fund's assets, and therefore are paid by shareholders indirectly.

SHAREHOLDER TRANSACTION EXPENSES                  CLASS A   CLASS B   CLASS C
--------------------------------                  -------   -------   -------
Maximum front-end sales charge (load) on
   purchases as a % of purchase price              5.00%     none      none
Maximum deferred sales charge (load) as a %
   of purchase or sale price, whichever is less    none      5.00%     1.00%

ANNUAL OPERATING EXPENSES (A)                                    CLASS A   CLASS B   CLASS C
-----------------------------                                    -------   -------   -------
Management fee                                                    0.05%     0.05%     0.05%
Distribution and service (12b-1) fees                             0.30%     1.00%     1.00%
Other expenses                                                    0.49%     0.49%     0.49%
Total fund operating expenses                                     0.84%     1.54%     1.54%
Contractual expense reimbursement (at least until 11-1-06) (b)    0.18%     0.18%     0.18%
Net fund operating expenses                                       0.66%     1.36%     1.36%
Estimated underlying fund expenses (c)                            0.89%     0.89%     0.89%
Net fund operating expenses and underlying fund expenses          1.55%     2.25%     2.25%

----------
(a)  Based on estimated expenses for the current fiscal year.

(b) The Adviser has contractually agreed to waive advisory fees or reimburse fund expenses for each of these classes of shares to the extent that blue sky fees and printing and postage expenses attributable to each class exceed 0.09% of the average annual net assets attributable to the class. This agreement remains in effect until November 1, 2006 and may thereafter be terminated by the Adviser at any time.

(c) The fund's shareholders bear indirectly the expenses of the Class NAV shares of the underlying funds in which the fund invests. Underlying fund expenses are based on the allocation of the fund's assets among underlying funds, and the total fund operating expenses of the underlying funds will vary with changes in allocations and underlying fund expenses. For the estimated expense ratio of each of the underlying funds in which the fund may invest, see "Information About the Underlying Funds - Description of Underlying Funds."

The hypothetical example below shows what your expenses would be after contractual expense reimbursements (first year only) if you invested $10,000 over the time periods indicated, assuming you reinvested all distributions and that the average annual return was 5%. The example is for comparison only, and does not represent the fund's actual expenses and returns, either past or future.

EXPENSES                     YEAR 1   YEAR 3   YEAR 5   YEAR 10
--------                     ------   ------   ------   -------
Class A                       $650    $1,001   $1,376   $2,425
Class B with redemption       $728    $1,040   $1,479   $2,579 (a)

Class B without redemption    $228    $  740   $1,279   $2,579 (a)
Class C with redemption       $328    $  740   $1,279   $2,753
Class C without redemption    $228    $  740   $1,279   $2,753

----------
(a)  Reflects conversion of Class B shares to Class A shares after eight years.

FUND CODES

CLASS A   Ticker              JALGX
          CUSIP               47803V333
          Newspaper
          SEC number          811-21779
          JH II fund number   4

CLASS B   Ticker              JBLGX
          CUSIP               47803V325
          Newspaper
          SEC number          811-21779
          JH II fund number   104

CLASS C   Ticker              JCLGX
          CUSIP               47803V317
          Newspaper
          SEC number          811-21779
          JH II fund number   504

LIFESTYLE BALANCED PORTFOLIO

SUBADVISER: MFC Global (U.S.A.)

[GRAPHIC]

GOAL AND STRATEGY

The fund seeks a balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital. To pursue this goal, the fund, which is a fund of funds, normally invests approximately 60% of its assets in underlying funds which invest primarily in equity securities and approximately 40% in underlying funds which invest primarily in fixed-income securities.

Variations in the target percentage allocation between underlying funds which invest primarily in equity securities and underlying funds which invest primarily in fixed-income securities are permitted up to 10% in either direction. Thus, based on its target percentage allocation of approximately 60% of assets in equity funds and 40% in fixed-income funds, the fund may have an equity/fixed-income fund allocation of 70%/30% or 50%/50%. Although variations beyond the 10% range are generally not permitted, MFC Global (U.S.A.) may determine in light of market or economic conditions that the normal percentage limitations should be exceeded to protect the fund or to achieve its objective.

Within the prescribed percentage allocation, MFC Global (U.S.A.) selects the percentage level to be maintained in specific underlying funds. The assets of the fund are rebalanced quarterly to maintain the selected percentage level. MFC Global (U.S.A.) may from time to time adjust the percent of assets invested in any specific underlying funds to increase or decrease the fund's holdings of particular assets classes, such as common stocks of foreign issuers, to adjust portfolio quality or the duration of fixed income securities, to increase or reduce the percent of the fund's assets subject to the management of a particular subadviser or to reflect fundamental changes in the investment environment.

For defensive purposes in abnormal market conditions or to meet redemption requests or make anticipated cash payments, the fund may temporarily invest extensively in cash and cash equivalents. In taking these measures, the fund might not achieve its investment goal.

[GRAPHIC]

PAST PERFORMANCE

The graph shows how the fund's total return has varied from year to year, while the table shows performance of Class A, Class B and Class C shares over time (along with a broad-based market index for reference). This information may help provide an indication of the fund's risks. For periods prior to October __, 2005, the date on which the fund commenced operations, historical performance of the fund's shares is based on the performance of the Series I shares of the fund's predecessor John Hancock Trust ("JHT") portfolio, the Lifestyle Balanced 640 Trust, as indicated in the notes to the table. All figures assume dividend reinvestment. Past performance (before and after taxes) does not indicate future results.

CLASS A, TOTAL RETURNS

Best Quarter: Q2 '03, 11.62%
Worst Quarter: Q3 '98, -10.36%

AFTER TAX RETURNS

After-tax returns are shown for Class A shares only and would be different for the other classes. They are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

INDEXES (reflect no fees or taxes)

S&P 500 INDEX -- an unmanaged index comprised of 500 stocks chosen for market size, liquidity and industry group that is designed to reflect the risk/return characteristics of the universe of large-cap stocks.

LEHMAN BROTHERS AGGREGATE BOND INDEX -- an unmanaged index comprised of the Lehman Brothers Government/Corporate Bond Index, the Lehman Brothers Mortgage-Backed Securities Index and the Lehman Brothers Asset-Backed Securities Index that measures the performance of investment grade securities having a maturity of at least one year and which have more than $100 million of securities outstanding.

COMBINED INDEX -- consists of 60% of the S&P 500 Index and 40% of the Lehman Brothers Aggregate Bond Index.

CLASS A CALENDAR YEAR TOTAL RETURNS (WITHOUT SALES CHARGE)

[BAR CHART]

1997   1998   1999   2000   2001    2002   2003   2004
----   ----   ----   ----   ----   -----   ----   ----
14.1%  5.7%   12.4%  2.3%   -4.9%  -10.0%  24.0%  13.5%

The year-to-date return as of September 30, 2005 is ____%.

AVERAGE ANNUAL TOTAL RETURNS (INCLUDING SALES CHARGE) FOR PERIODS ENDING 12-31-04 (a)

                                                                                 SINCE
                                                            1 YEAR   5 YEARS   INCEPTION
                                                            ------   -------   ---------
Class A (before taxes)                                       7.85%     3.22%     5.96%
Class A (after taxes on distributions)                       7.00%     1.36%     3.87%
Class A (after taxes on distributions and sale of shares)    5.05%     1.53%     3.76%
Class B                                                      8.49%     3.96%     6.65%
Class C                                                     12.49%     4.29%     6.65%
S&P 500 Index                                               10.88%    -2.30%     7.77%
Lehman Brothers Aggregate Bond Index                         4.34%     7.71%     7.04%
Combined Index                                               8.29%     1.98%     7.98%

----------
(a) The Series I shares of the predecessor JHT portfolio commenced operations on May 7, 1997. For periods prior to October __, 2005, the performance shown reflects the performance of the Series I shares of the predecessor portfolio adjusted to reflect any front-end or deferred sales charge applicable to the shares of the fund.

(b) This share class has lower expenses than the Series I shares of the predecessor portfolio. Performance would be higher if adjusted for these lower expenses.

(c) This share class has higher expenses than the Series I shares of the predecessor portfolio. Performance would be lower if adjusted for these higher expenses.

[GRAPHIC]

MAIN RISKS

The fund is subject to the same risks as the underlying funds in which it invests. The fund invests in underlying funds which invest in equity securities and fixed-income securities, including foreign securities.

     - EQUITY SECURITIES RISK. Stock markets are volatile, and the price of equity securities such as common and preferred stocks (and their equivalents) will fluctuate. The value of equity securities purchased by the underlying funds could decline if the financial condition of the companies in which they invest decline or if overall market and economic conditions deteriorate.

     - FIXED-INCOME SECURITIES RISK. Fixed-income securities or bonds are subject to credit risk and interest rate risk. The credit rating of bonds in the underlying funds' portfolios could be downgraded or the issuer of a bond could default on its obligations. In general, lower-rated bonds involve more credit risk. When interest rates rise, bond prices generally fall.

     - HIGH YIELD SECURITIES RISK. Fixed-income securities that are not investment grade are commonly referred to as high yield securities or "junk bonds." These securities offer a potentially higher yield than other, higher rated securities, but they carry a greater degree of risk and are considered speculative by the major credit rating agencies.

     - FOREIGN SECURITIES RISK. Foreign securities involve special risks, including potentially unfavorable currency exchange rates, limited government regulation (including less stringent investor protection and disclosure standards) and exposure to possible economic, political and social instability.

For a more complete description of the risks associated with investments in the underlying funds, see "Information About the Underlying Funds - Risks of Investing in Underlying Funds."

[GRAPHIC]

YOUR EXPENSES

Transaction expenses are charged directly to your account. Operating expenses are paid from the fund's assets, and therefore are paid by shareholders indirectly.

SHAREHOLDER TRANSACTION EXPENSES                  CLASS A   CLASS B   CLASS C
--------------------------------                  -------   -------   -------
Maximum front-end sales charge (load) on
   purchases as a % of purchase price               5.00%     none      none
Maximum deferred sales charge (load) as a %
   of purchase or sale price, whichever is less     none      5.00%     1.00%

ANNUAL OPERATING EXPENSES (A)                                    CLASS A   CLASS B   CLASS C
-----------------------------                                    -------   -------   -------
Management fee                                                    0.05%     0.05%     0.05%
Distribution and service (12b-1) fees                             0.30%     1.00%     1.00%
Other expenses                                                    0.49%     0.49%     0.49%
Total fund operating expenses                                     0.84%     1.54%     1.54%
Contractual expense reimbursement (at least until 11-1-06) (b)    0.18%     0.18%     0.18%
Net fund operating expenses                                       0.66%     1.36%     1.36%
Estimated underlying fund expenses (c)                            0.84%     0.84%     0.84%
Net fund operating expenses and underlying fund expenses          1.50%     2.20%     2.20%

----------
(a)  Based on estimated expenses for the current fiscal year.

(b) The Adviser has contractually agreed to waive advisory fees or reimburse fund expenses for each of these classes of shares to the extent that blue sky fees and printing and postage expenses attributable to each class exceed 0.09% of the average annual net assets attributable to the class. This agreement remains in effect until November 1, 2006 and may thereafter be terminated by the Adviser at any time.

(c) The fund's shareholders bear indirectly the expenses of the Class NAV shares of the underlying funds in which the fund invests. Underlying fund expenses are based on the allocation of the fund's assets among underlying funds, and the total fund operating expenses of the underlying funds will vary with changes in allocations and underlying fund expenses. For the estimated expense ratio of each of the underlying funds in which the fund may invest, see "Information About the Underlying Funds - Description of Underlying Funds."

The hypothetical example below shows what your expenses would be after contractual expense reimbursements (first year only) if you invested $10,000 over the time periods indicated, assuming you reinvested all distributions and that the average annual return was 5%. The example is for comparison only, and does not represent the fund's actual expenses and returns, either past or future.

EXPENSES                     YEAR 1   YEAR 3   YEAR 5   YEAR 10
--------                     ------   ------   ------   -------
Class A                       $645    $  986   $1,351   $2,373
Class B with redemption       $723    $1,025   $1,454   $2,528 (a)
Class B without redemption    $223    $  725   $1,254   $2,528 (a)
Class C with redemption       $323    $  725   $1,254   $2,703
Class C without redemption    $223    $  725   $1,254   $2,703

----------
(a)  Reflects conversion of Class B shares to Class A shares after eight years.

FUND CODES

CLASS A   Ticker              JALBX
          CUSIP               47803V481
          Newspaper
          SEC number          811-21779
          JH II fund number   7

CLASS B   Ticker              JBLBX
          CUSIP               47803V473
          Newspaper
          SEC number          811-21779
          JH II fund number   107

CLASS C   Ticker              JCLBX
          CUSIP               47803V473
          Newspaper
          SEC number          811-21779
          JH II fund number   507

LIFESTYLE MODERATE PORTFOLIO

SUBADVISER: MFC Global (U.S.A.)

[GRAPHIC]

GOAL AND STRATEGY

The fund seeks a balance between a high level of current income and growth of capital, with a greater emphasis on income. To pursue this goal, the fund, which is a fund of funds, normally invests approximately 40% of its assets in underlying funds which invest primarily in equity securities and approximately 60% in underlying funds which invest primarily in fixed-income securities.

Variations in the target percentage allocation between underlying funds which invest primarily in equity securities and underlying funds which invest primarily in fixed-income securities are permitted up to 10% in either direction. Thus, based on its target percentage allocation of approximately 40% of assets in equity funds and 60% in fixed-income funds, the fund may have an equity/fixed-income fund allocation of 50/50% or 30%/70%. Although variations beyond the 10% range are generally not permitted, MFC Global (U.S.A.) may determine in light of market or economic conditions that the normal percentage limitations should be exceeded to protect the fund or to achieve its objective.

Within the prescribed percentage allocation, MFC Global (U.S.A.) selects the percentage level to be maintained in specific underlying funds. The assets of the fund are rebalanced quarterly to maintain the selected percentage level. MFC Global (U.S.A.) may from time to time adjust the percent of assets invested in any specific underlying funds to increase or decrease the fund's holdings of particular assets classes, such as common stocks of foreign issuers, to adjust portfolio quality or the duration of fixed income securities, to increase or reduce the percent of the fund's assets subject to the management of a particular subadviser or to reflect fundamental changes in the investment environment.

For defensive purposes in abnormal market conditions or to meet redemption requests or make anticipated cash payments, the fund may temporarily invest extensively in cash and cash equivalents. In taking these measures, the fund might not achieve its investment goal.

[GRAPHIC]

PAST PERFORMANCE

The graph shows how the fund's total return has varied from year to year, while the table shows performance of Class A, Class B and Class C shares over time (along with a broad-based market index for reference). This information may help provide an indication of the fund's risks. For periods prior to October __, 2005, the date on which the fund commenced operations, historical performance of the fund's shares is based on the performance of the Series I shares of the fund's predecessor John Hancock Trust ("JHT") portfolio, the Lifestyle Moderate 460 Trust, as indicated in the notes to the table. All figures assume dividend reinvestment. Past performance (before and after taxes) does not indicate future results.

CLASS A, TOTAL RETURNS

Best Quarter: Q2 '03, 8.71%
Worst Quarter: Q3 '02, -5.57%

AFTER TAX RETURNS

After-tax returns are shown for Class A shares only and would be different for the other classes. They are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

INDEXES (reflect no fees or taxes)

S&P 500 INDEX -- an unmanaged index comprised of 500 stocks chosen for market size, liquidity and industry group that is designed to reflect the risk/return characteristics of the universe of large-cap stocks.

LEHMAN BROTHERS AGGREGATE BOND INDEX -- an unmanaged index comprised of the Lehman Brothers Government/Corporate Bond Index, the Lehman Brothers Mortgage-Backed Securities Index and the Lehman Brothers Asset-Backed Securities Index that measures the performance of investment grade securities having a maturity of at least one year and which have more than $100 million of securities outstanding.

COMBINED INDEX -- consists of 40% of the S&P 500 Index and 60% of the Lehman Brothers Aggregate Bond Index.

CLASS A CALENDAR YEAR TOTAL RETURNS (WITHOUT SALES CHARGE)

[BAR CHART]

 1997   1998   1999   2000   2001   2002   2003   2004
-----   ----   ----   ----   ----   ----   ----   ----
13.7%   9.8%   7.8%   3.9%   -1.1%  -4.1%  17.8%  11.0%

The year-to-date return as of September 30, 2005 is ____%.

AVERAGE ANNUAL TOTAL RETURNS (INCLUDING SALES CHARGE) FOR PERIODS ENDING 12-31-04 (a)

                                                                                 SINCE
                                                            1 YEAR   5 YEARS   INCEPTION
                                                            ------   -------   ---------
Class A ( before taxes)                                      5.51%     4.16%     6.47%
Class A (after taxes on distributions)                       4.47%     2.01%     4.19%
Class A (after taxes on distributions and sale of shares)    3.53%     2.15%     4.07%
Class B                                                      6.04%     4.90%     7.16%
Class C                                                     10.04%     5.23%     7.16%
S&P 500 Index                                               10.88%    -2.30%     7.77%
Lehman Brothers Aggregate Bond Index                         4.34%     7.71%     7.04%
Combined Index                                               6.99%     3.99%     7.77%

----------
(a) The Series I shares of the predecessor JHT portfolio commenced operations on May 7, 1997. For periods prior to October __, 2005, the performance shown reflects the performance of the Series I shares of the predecessor portfolio adjusted to reflect any front-end or deferred sales charge applicable to the shares of the fund.

(b) This share class has lower expenses than the Series I shares of the predecessor portfolio. Performance would be higher if adjusted for these lower expenses.

(c) This share class has higher expenses than the Series I shares of the predecessor portfolio. Performance would be lower if adjusted for these higher expenses.

[GRAPHIC]

MAIN RISKS

The fund is subject to the same risks as the underlying funds in which it invests. The fund invests in underlying funds which invest in fixed-income securities (including in some cases high yield securities) and equity securities, including foreign securities.

     - INTEREST RATE RISK. Fixed-income securities are affected by changes in interest rates. When interest rates decline, the market value of fixed-income securities generally will increase. Conversely, when interest rates rise, the market value of fixed-income securities will generally decrease. The longer the remaining maturity of instruments held by the underlying funds, the more sensitive the fund is to interest rate risk.

     - CREDIT RISK. Fixed-income securities or bonds are subject to the risk that the issuer will not repay all or part of the principal borrowed and will not make all interest payments. Lower quality and longer maturity bonds will be subject to greater credit risk and price fluctuations than higher quality and shorter maturity bonds. Bonds held by the underlying funds may be affected by unfavorable political, economic, or government developments that could affect the repayment of principal or the payment of interest.

     - HIGH YIELD SECURITIES RISK. Fixed-income securities that are not investment grade are commonly referred to as high yield securities or "junk bonds." These securities offer a potentially higher yield than other, higher rated securities, but they carry a greater degree of risk and are considered speculative by the major credit rating agencies.

     - EQUITY SECURITIES RISK. Stock markets are volatile, and the price of equity securities such as common and preferred stocks (and their equivalents) will fluctuate. The value of equity securities purchased by the underlying funds could decline if the financial condition of the companies in which they invest decline or if overall market and economic conditions deteriorate.

     - FOREIGN SECURITIES RISK. Foreign securities involve special risks, including potentially unfavorable currency exchange rates, limited government regulation (including less stringent investor protection and disclosure standards) and exposure to possible economic, political and social instability.

For a more complete description of the risks associated with investments in the underlying funds, see "Information About the Underlying Funds - Risks of Investing in Underlying Funds."

[GRAPHIC]

YOUR EXPENSES

Transaction expenses are charged directly to your account. Operating expenses are paid from the fund's assets, and therefore are paid by shareholders indirectly.

SHAREHOLDER TRANSACTION EXPENSES               CLASS A   CLASS B   CLASS C
--------------------------------               -------   -------   -------
Maximum front-end sales charge (load) on
purchases as a % of purchase price              5.00%     none      none
Maximum deferred sales charge (load) as a %
of purchase or sale price, whichever is less    none      5.00%     1.00%

ANNUAL OPERATING EXPENSES (A)                                    CLASS A   CLASS B   CLASS C
-----------------------------                                    -------   -------   -------
Management fee                                                    0.05%     0.05%     0.05%
Distribution and service (12b-1) fees                             0.30%     1.00%     1.00%
Other expenses                                                    0.49%     0.49%     0.49%
Total fund operating expenses                                     0.84%     1.54%     1.54%
Contractual expense reimbursement (at least until 11-1-06) (b)    0.18%     0.18%     0.18%
Net fund operating expenses                                       0.66%     1.36%     1.36%
Estimated underlying fund expenses (c)                            0.80%     0.80%     0.80%
Net fund operating expenses and underlying fund expenses          1.46%     2.16%     2.16%

----------
(a)  Based on estimated expenses for the current fiscal year.

(b) The Adviser has contractually agreed to waive advisory fees or reimburse fund expenses for each of these classes of shares to the extent that blue sky fees and printing and postage expenses attributable to each class exceed 0.09% of the average annual net assets attributable to the class. This agreement remains in effect until November 1, 2006 and may thereafter be terminated by the Adviser at any time.

(c) The fund's shareholders bear indirectly the expenses of the Class NAV shares of the underlying funds in which the fund invests. Underlying fund expenses are based on the allocation of the fund's assets among underlying funds, and the total fund operating expenses of the underlying funds will vary with changes in allocations and underlying fund expenses. For the estimated expense ratio of each of the underlying funds in which the fund may invest, see "Information About the Underlying Funds - Description of Underlying Funds."

The hypothetical example below shows what your expenses would be after contractual expense reimbursements (first year only) if you invested $10,000 over the time periods indicated, assuming you reinvested all distributions and that the average annual return was 5%. The example is for comparison only, and does not represent the fund's actual expenses and returns, either past or future.

EXPENSES                     YEAR 1   YEAR 3   YEAR 5   YEAR 10
--------                     ------   ------   ------   -------
Class A                       $641    $  975   $1,331   $2,332
Class B with redemption       $719    $1,013   $1,434   $2,488 (a)
Class B without redemption    $219    $  713   $1,234   $2,488 (a)
Class C with redemption       $319    $  713   $1,234   $2,662
Class C without redemption    $219    $  713   $1,234   $2,662

----------
(a)  Reflects conversion of Class B shares to Class A shares after eight years.

FUND CODES

CLASS A   Ticker              JALMX
          CUSIP               47803V259
          Newspaper
          SEC number          811-21779
          JH II fund number   97

CLASS B   Ticker              JBLMX
          CUSIP               47803V242
          Newspaper
          SEC number          811-21779
          JH II fund number   197

CLASS C   Ticker              JCLMX
          CUSIP               47803V234
          Newspaper
          SEC number          811-21779
          JH II fund number   597

LIFESTYLE CONSERVATIVE PORTFOLIO

SUBADVISER: MFC Global (U.S.A.)

[GRAPHIC]

GOAL AND STRATEGY

The fund seeks a balance between a high level of current income and growth of capital, with a greater emphasis on income. To pursue this goal, the fund, which is a fund of funds, normally invests approximately 20% of its assets in underlying funds which invest primarily in equity securities and approximately 80% in underlying funds which invest primarily in fixed-income securities.

Variations in the target percentage allocation between underlying funds which invest primarily in equity securities and underlying funds which invest primarily in fixed-income securities are permitted up to 10% in either direction. Thus, based on its investment allocation of approximately 20% of assets in equity funds and 80% in fixed-income funds, the fund may have an equity/fixed-income fund allocation of 30/70% or 10%/90%. Although variations beyond the 10% range are generally not permitted, MFC Global (U.S.A.) may determine in light of market or economic conditions that the normal percentage limitations should be exceeded to protect the fund or to achieve its objective.

Within the prescribed percentage allocation, MFC Global (U.S.A.) selects the percentage level to be maintained in specific underlying funds. The assets of the fund are rebalanced quarterly to maintain the selected percentage level. MFC Global (U.S.A.) may from time to time adjust the percent of assets invested in any specific underlying funds to increase or decrease the fund's holdings of particular assets classes, such as common stocks of foreign issuers, to adjust portfolio quality or the duration of fixed income securities, to increase or reduce the percent of the fund's assets subject to the management of a particular subadviser or to reflect fundamental changes in the investment environment.

For defensive purposes in abnormal market conditions or to meet redemption requests or make anticipated cash payments, the fund may temporarily invest extensively in cash and cash equivalents. In taking these measures, the fund might not achieve its investment goal.

[GRAPHIC]

PAST PERFORMANCE

The graph shows how the fund's total return has varied from year to year, while the table shows performance of Class A, Class B and Class C shares over time (along with a broad-based market index for reference). This information may help provide an indication of the fund's risks. For periods prior to October __, 2005, the date on which the fund commenced operations, historical performance of the fund's shares is based on the performance of the Series I shares of the fund's predecessor John Hancock Trust ("JHT") portfolio, the Lifestyle Conservative 280 Trust, as indicated in the notes to the table. All figures assume dividend reinvestment. Past performance (before and after taxes) does not indicate future results.

CLASS A, TOTAL RETURNS

Best Quarter: Q2 '03, 5.64%
Worst Quarter: Q2 '04, -2.08%

AFTER TAX RETURNS

After-tax returns are shown for Class A shares only and would be different for the other classes. They are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

INDEXES (reflect no fees or taxes)

S&P 500 INDEX -- an unmanaged index comprised of 500 stocks chosen for market size, liquidity and industry group that is designed to reflect the risk/return characteristics of the universe of large-cap stocks.

LEHMAN BROTHERS AGGREGATE BOND INDEX -- an unmanaged index comprised of the Lehman Brothers Government/Corporate Bond Index, the Lehman Brothers Mortgage-Backed Securities Index and the Lehman Brothers Asset-Backed Securities Index that measures the performance of investment grade securities having a maturity of at least one year and which have more than $100 million of securities outstanding.

COMBINED INDEX -- consists of 20% of the S&P 500 Index and 80% of the Lehman Brothers Aggregate Bond Index.

CLASS A CALENDAR YEAR TOTAL RETURNS (WITHOUT SALES CHARGE)

[BAR CHART]

1997   1998   1999   2000   2001   2002   2003   2004
----   ----   ----   ----   ----   ----   ----   ----
12.2%  10.2%  4.2%   7.5%   3.3%   1.8%   11.5%  8.6%

The year-to-date return as of September 30, 2005 is ____%.

AVERAGE ANNUAL TOTAL RETURNS (INCLUDING SALES CHARGE) FOR PERIODS ENDING 12-31-04 (a)

                                                                                 SINCE
                                                            1 YEAR   5 YEARS   INCEPTION
                                                            ------   -------   ---------
Class A ( before taxes)                                      3.14%     5.39%     6.67%
Class A (after taxes on distributions)                       1.65%     3.55%     4.45%
Class A (after taxes on distributions and sale of shares)    1.97%     3.42%     4.29%
Class B                                                      3.59%     6.16%     7.36%
Class C                                                      7.59%     6.48%     7.36%
S&P 500 Index                                               10.87%    -2.30%     7.77%
Lehman Brothers Aggregate Bond Index                         4.34%     7.71%     7.04%
Combined Index                                               5.67%     5.90%     7.43%

----------
(a) The Series I shares of the predecessor JHT portfolio commenced operations on May 7, 1997. For periods prior to October __, 2005, the performance shown reflects the performance of the Series I shares of the predecessor portfolio adjusted to reflect any front-end or deferred sales charge applicable to the shares of the fund.

(b) This share class has lower expenses than the Series I shares of the predecessor portfolio. Performance would be higher if adjusted for these lower expenses.

(c) This share class has higher expenses than the Series I shares of the predecessor portfolio. Performance would be lower if adjusted for these higher expenses.

[GRAPHIC]

MAIN RISKS

The fund is subject to the same risks as the underlying funds in which it invests. The fund invests in underlying funds which invest in fixed-income securities (including in some cases high yield securities) and equity securities, including foreign securities.

     - INTEREST RATE RISK. Fixed-income securities are affected by changes in interest rates. When interest rates decline, the market value of fixed-income securities generally will increase. Conversely, when interest rates rise, the market value of fixed-income securities will generally decrease. The longer the remaining maturity of instruments held by the underlying funds, the more sensitive the fund is to interest rate risk.

     - CREDIT RISK. Fixed-income securities or bonds are subject to the risk that the issuer will not repay all or part of the principal borrowed and will not make all interest payments. Lower quality and longer maturity bonds will be subject to greater credit risk and price fluctuations than higher quality and shorter maturity bonds. Bonds held by the underlying fund may be affected by unfavorable political, economic, or government developments that could affect the repayment of principal or the payment of interest.

     - HIGH YIELD SECURITIES RISK. Fixed-income securities that are not investment grade are commonly referred to as high yield securities or "junk bonds." These securities offer a potentially higher yield than other, higher rated securities, but they carry a greater degree of risk and are considered speculative by the major credit rating agencies.

     - EQUITY SECURITIES RISK. Stock markets are volatile, and the price of equity securities such as common and preferred stocks (and their equivalents) will fluctuate. The value of equity securities purchased by the underlying funds could decline if the financial condition of the companies in which they invest decline or if overall market and economic conditions deteriorate.

     - FOREIGN SECURITIES RISK. Foreign securities involve special risks, including potentially unfavorable currency exchange rates, limited government regulation (including less stringent investor protection and disclosure standards) and exposure to possible economic, political and social instability.

For a more complete description of the risks associated with investments in the underlying funds, see "Information About the Underlying Funds - Risks of Investing in Underlying Funds."

[GRAPHIC]

YOUR EXPENSES

Transaction expenses are charged directly to your account. Operating expenses are paid from the fund's assets, and therefore are paid by shareholders indirectly.

SHAREHOLDER TRANSACTION EXPENSES               CLASS A   CLASS B   CLASS C
--------------------------------               -------   -------   -------
Maximum front-end sales charge (load) on
purchases as a % of purchase price              5.00%     none      none
Maximum deferred sales charge (load) as a %
of purchase or sale price, whichever is less    none      5.00%     1.00%

ANNUAL OPERATING EXPENSES (A)                                    CLASS A   CLASS B   CLASS C
-----------------------------                                    -------   -------   -------
Management fee                                                    0.05%     0.05%     0.05%
Distribution and service (12b-1) fees                             0.30%     1.00%     1.00%
Other expenses                                                    0.49%     0.49%     0.49%
Total fund operating expenses                                     0.84%     1.54%     1.54%
Contractual expense reimbursement (at least until 11-1-06) (b)    0.18%     0.18%     0.18%
Net fund operating expenses                                       0.66%     1.36%     1.36%
Estimated underlying fund expenses (c)                            0.76%     0.76%     0.76%
Net fund operating expenses and underlying fund expenses          1.42%     2.12%     2.12%

----------
(a)  Based on estimated expenses for the current fiscal year.

(b) The Adviser has contractually agreed to waive advisory fees or reimburse fund expenses for each of these classes of shares to the extent that blue sky fees and printing and postage expenses attributable to each class exceed 0.09% of the average annual net assets attributable to the class. This agreement remains in effect until November 1, 2006 and may thereafter be terminated by the Adviser at any time.

(c) The fund's shareholders bear indirectly the expenses of the Class NAV shares of the underlying funds in which the fund invests. Underlying fund expenses are based on the allocation of the fund's assets among underlying funds, and the total fund operating expenses of the underlying funds will vary with changes in allocations and underlying fund expenses. For the estimated expense ratio of each of the underlying funds in which the fund may invest, see "Information About the Underlying Funds - Description of Underlying Funds."

The hypothetical example below shows what your expenses would be after contractual expense reimbursements (first year only) if you invested $10,000 over the time periods indicated, assuming you reinvested all distributions and that the average annual return was 5%. The example is for comparison only, and does not represent the fund's actual expenses and returns, either past or future.

EXPENSES                     YEAR 1   YEAR 3   YEAR 5   YEAR 10
--------                     ------   ------   ------   -------
Class A                       $637    $  963   $1,311   $2,291
Class B with redemption       $715    $1,001   $1,414   $2,446 (a)
Class B without redemption    $215    $  701   $1,214   $2,446 (a)
Class C with redemption       $315    $  701   $1,214   $2,622
Class C without redemption    $215    $  701   $1,214   $2,622

----------
(a)  Reflects conversion of Class B shares to Class A shares after eight years.

FUND CODES

CLASS A   Ticker              JALRX
          CUSIP               47803V416
          Newspaper
          SEC number          811-21779
          JH II fund number   98

CLASS B   Ticker              JBLCX
          CUSIP               47803V390
          Newspaper
          SEC number          811-21779
          JH II fund number   198

CLASS C   Ticker              JCLCX
          CUSIP               47803V382
          Newspaper
          SEC number          811-21779
          JH II fund number   598

YOUR ACCOUNT

CHOOSING A SHARE CLASS

Each share class has its own cost structure, including a Rule 12b-1 plan that allows it to pay fees for the sale, distribution and service of its shares. Your financial representative can help you decide which share class is best for you.

CLASS A

-    A front-end sales charge, as described at right.

-    Distribution and service (12b-1) fees of 0.30%.

CLASS B

-    No front-end sales charge; all your money goes to work for you right away.

-    Distribution and service (12b-1) fees of 1.00%.

-    A deferred sales charge, as described on the following page.

- Automatic conversion to Class A shares after eight years, thus reducing future annual expenses.

CLASS C

-    No front-end sales charge; all your money goes to work for you right away.

-    Distribution and service (12b-1) fees of 1.00%.

- A 1.00% contingent deferred sales charge on shares sold within one year of purchase.

- No automatic conversion to Class A shares, so annual expenses continue at the Class C level throughout the life of your investment.

INVESTORS PURCHASING $1 MILLION OR MORE OF CLASS B OR CLASS C SHARES MAY WANT TO CONSIDER THE LOWER OPERATING EXPENSES OF CLASS A SHARES.

12b-1 fees. Rule 12b-1 fees will be paid to the Fund's distributor, John Hancock Funds, LLC (the "Distributor"), and may be used by the Distributor for expenses relating to the distribution of, and shareholder or administrative services for holders of, the shares of the class and for the payment of "service fees" that come within Rule 2830(d)(5) of the Conduct Rules of NASD.

Because 12b-1 fees are paid on an ongoing basis, they may cost shareholders more than other types of sales charges.

Other classes of shares of the funds, which have their own expense structures, may be offered in separate prospectuses.

Your broker-dealer receives a percentage of these sales charges and fees. In addition, the Distributor may pay significant compensation out of its own resources to your broker-dealer. These payments are described in the Statement of Additional Information ("SAI").

Your broker-dealer or agent may charge you a fee to effect transactions in fund shares.

HOW SALES CHARGES ARE CALCULATED

CLASS A sales charges are as follows:

Class A sales charges

                         AS A % OF      AS A % OF YOUR
YOUR INVESTMENT       OFFERING PRICE*     INVESTMENT
---------------       ---------------   --------------
Up to $49,999              5.00%             5.26%
$50,000 - $99,999          4.50%             4.71%
$100,000 - $249,999        3.50%             3.63%
$250,000 - $499,999        2.50%             2.56%
$500,000 - $999,999        2.00%             2.04%
$1,000,000 and over      See below

----------
* Offering price is the net asset value per share plus any initial sales charge.

You may qualify for a reduced Class A sales charge if you own or are purchasing Class A, Class B, Class C or Class I shares of any John Hancock funds. TO RECEIVE THE REDUCED SALES CHARGE, YOU MUST TELL YOUR BROKER OR FINANCIAL ADVISER AT THE TIME YOU PURCHASE A FUND'S CLASS A SHARES ABOUT ANY OTHER JOHN HANCOCK RETAIL FUNDS HELD BY YOU, YOUR SPOUSE OR YOUR CHILDREN UNDER THE AGE OF 21 LIVING IN THE SAME HOUSEHOLD. This includes investments held in a retirement account, an employee benefit plan or at a broker or financial adviser other than the one handling your current purchase. John Hancock will credit the combined value, at the current offering price, of all eligible accounts to determine whether you qualify for a reduced sales charge on your current purchase. You may need to provide documentation for these accounts, such as an account statement. For more information about these reduced sales charges, you may visit the Fund's Web site at www.jhfunds.com. You may also consult your broker or financial adviser, or refer to the section entitled "Initial Sales Charge on Class A Shares" in the Fund's Statement of Additional Information. You may request a Statement of Additional Information from your broker or financial adviser, access the Fund's Web site at www.jhfunds.com, or call John Hancock Signature Services, Inc. ("Signature Services") at 1-800-225-5291.

INVESTMENTS OF $1 MILLION OR MORE Class A shares are available with no front-end sales charge. There is a contingent deferred sales charge (CDSC) on any Class A shares upon which a commission or finder's fee was paid that are sold within one year of purchase, as follows:

Class A deferred charges on $1 million+ investments

                             CDSC ON SHARES
YOUR INVESTMENT                BEING SOLD
---------------              --------------
First $1M - $4,999,999            1.00%
Next $1 - $5M above that          0.50%
Next $1 or more above that        0.25%

For purposes of this CDSC, all purchases made during a calendar month are counted as having been made on the first day of that month.

The CDSC is based on the lesser of the original purchase cost or the current market value of the shares being sold, and is not charged on shares you acquired by reinvesting your dividends.

CLASS B AND C shares are offered at their net asset value per share, without any initial sales charge.

A CDSC may be charged if a commission has been paid and you sell Class B or Class C shares within a certain time after you bought them, as described in the tables below. There is no CDSC on shares acquired through reinvestment of dividends. The CDSC is based on the original purchase cost or the current market value of the shares being sold, whichever is less.

Class B deferred charges

                       CDSC ON SHARES
YEARS AFTER PURCHASE     BEING SOLD
--------------------   --------------
1st year                    5.00%
2nd year                    4.00%
3rd or 4th year             3.00%
5th year                    2.00%
6th year                    1.00%
After 6th year              none

Class C deferred charges

                       CDSC ON SHARES
YEARS AFTER PURCHASE     BEING SOLD
--------------------   --------------
1st year                    1.00%
After 1st year              none

For purposes of these CDSCs, all purchases made during a calendar month are counted as having been made on the first day of that month.

To keep your CDSC as low as possible, each time you place a request to sell shares we will first sell any shares in your account that carry no CDSC. If there are not enough of these shares to meet your request, we will sell those shares that have the lowest CDSC.

SALES CHARGE REDUCTIONS AND WAIVERS

REDUCING YOUR CLASS A SALES CHARGES There are several ways you can combine multiple purchases of Class A shares of John Hancock funds to take advantage of the breakpoints in the sales charge schedule. The first three ways can be combined in any manner.

- Accumulation Privilege -- lets you add the value of any Class A, Class B, Class C or Class I shares of any John Hancock fund you already own to the amount of your next Class A investment for the purpose of calculating the sales charge. However, Class A shares of money market funds will not qualify unless you have already paid a sales charge on those shares.

- Letter of Intention -- lets you purchase Class A shares of a fund over a 13-month period and receive the same sales charge as if all shares had been purchased at once. You can use a Letter of Intention to qualify for reduced sales charges if you plan to invest at least $50,000 in a fund's Class A shares during the next 13 months. The calculation of this amount would include Accumulations and Combinations as well as your current holdings of all Class A, Class B, Class C and Class I shares of John Hancock funds, which includes any reinvestment of dividends and capital gains distributions. However, Class A shares of money market funds will be excluded unless you have already paid a sales charge. When you sign this letter, the funds agree to charge you the reduced sales charges listed above. Completing a Letter of Intention does not obligate you to purchase additional shares. However, if you do not buy enough shares to qualify for the lower sales charges by the earlier of the end of the 13-month period or when you sell your shares, your sales charges will be recalculated to reflect your actual purchase level. Also available for retirement plan investors is a 48-month Letter of Intention, described in the SAI.

- Combination Privilege -- lets you combine Class A, Class B,, Class C and Class I shares of all funds for purposes of calculating the Class A sales charge.

TO UTILIZE ANY REDUCTION YOU MUST: COMPLETE THE APPROPRIATE SECTION OF YOUR APPLICATION, OR CONTACT YOUR FINANCIAL REPRESENTATIVE OR SIGNATURE SERVICES. CONSULT THE SAI FOR ADDITIONAL DETAILS (SEE THE BACK COVER OF THIS PROSPECTUS).

GROUP INVESTMENT PROGRAM A group may be treated as a single purchaser under the accumulation and combination privileges. Each investor has an individual account, but the group's investments are lumped together for sales charge purposes, making the investors potentially eligible for reduced sales charges. There is no charge or obligation to invest (although initial investments must total at least $250 per account opened), and individual investors may close their accounts at any time.

TO UTILIZE THIS PROGRAM YOU MUST: CONTACT YOUR FINANCIAL REPRESENTATIVE OR SIGNATURE SERVICES TO FIND OUT HOW TO QUALIFY. CONSULT THE SAI FOR ADDITIONAL DETAILS (SEE THE BACK COVER OF THIS PROSPECTUS).

CDSC WAIVERS As long as Signature Services is notified at the time you sell, the CDSC for each share class will generally be waived in the following cases:

     -    to make payments through certain systematic withdrawal plans

     - certain retirement plans participating in Merrill Lynch or PruSolutions(SM) programs

     - redemptions pursuant to a fund's right to liquidate an account less than $1,000

     - redemptions of Class A shares made after one year from the inception of a retirement plan in John Hancock funds

     - to make certain distributions from a retirement plan because of shareholder death or disability

     -    because of shareholder death or disability

TO UTILIZE A WAIVER YOU MUST: CONTACT YOUR FINANCIAL REPRESENTATIVE OR SIGNATURE SERVICES. CONSULT THE SAI FOR ADDITIONAL DETAILS (SEE THE BACK COVER OF THIS PROSPECTUS).

REINSTATEMENT PRIVILEGE If you sell shares of a John Hancock retail fund, you may reinvest some or all of the proceeds back into the same share class of the same fund and account from which it was removed, within 120 days without a sales charge, as long as Signature Services or your financial representative is notified before you reinvest. If you paid a CDSC when you sold your shares, you will be credited with the amount of the CDSC.

TO UTILIZE THIS PRIVILEGE YOU MUST: CONTACT YOUR FINANCIAL REPRESENTATIVE OR SIGNATURE SERVICES.

WAIVERS FOR CERTAIN INVESTORS Class A shares may be offered without front-end sales charges or CDSCs to various individuals and institutions, including:

     - selling brokers and their employees and sales representatives (and their Immediate Family, as defined in the SAI)

     - financial representatives utilizing fund shares in fee-based or wrap investment products under a signed fee-based or wrap agreement with John Hancock Funds, LLC

     - fund trustees and other individuals who are affiliated with these or other John Hancock funds (and their Immediate Family, as defined in the SAI)

     - individuals transferring assets held in a SIMPLE IRA, SEP, or SARSEP invested in John Hancock funds directly to an IRA

     - individuals converting assets held in an IRA, SIMPLE IRA, SEP or SARSEP invested in John Hancock funds directly to a ROTH IRA

     - participants in certain retirement plans with at least 100 eligible employees (one-year CDSC applies)

     - participants in certain 529 plans that have a signed agreement with John Hancock Funds LLC (one-year CDSC may apply)

     - certain retirement plans participating in Merrill Lynch or PruSolutions(SM) programs

TO UTILIZE A WAIVER YOU MUST: CONTACT YOUR FINANCIAL REPRESENTATIVE OR SIGNATURE SERVICES. CONSULT THE SAI FOR ADDITIONAL DETAILS (SEE THE BACK COVER OF THIS PROSPECTUS).

OTHER WAIVERS Front-end sales charges and CDSCs are generally not imposed in connection with the following transactions:

     - exchanges from one John Hancock fund to the same class of any other John Hancock fund (see "Transaction Policies" in this prospectus for additional details)

     - dividend reinvestments (see "Dividends and Account Policies" in this prospectus for additional details)

OPENING AN ACCOUNT

1 Read this prospectus carefully.

2 Determine how much you want to invest. The minimum initial investments for the Class A, B and C shares of the Lifestyle Portfolios are as follows:

     -    non-retirement account: $1,000

     -    retirement account: $500

     -    group investments: $250

     - Monthly Automatic Accumulation Plan (MAAP): $25 to open; you must invest at least $25 a month

     - there is no minimum initial investment for fee-based or wrap accounts of selling firms who have executed a fee-based or wrap agreement with the Distributor.

3 All shareholders must complete the account application, carefully following the instructions. When opening a corporate account, you must submit: (1) a new account application; (2) a corporate business/organization resolution certified within the past 12 months or a John Hancock Funds business/organization certification form; and (3) articles of incorporation or a government-issued business license. When opening a trust account, you must submit: (1) a new account application and (2) a copy of the trust document certified within the past 12 months. You must notify your financial representative or Signature Services if this information changes. Signature Services reserves the right to require additional documentation prior to opening any account. For more details, please contact your financial representative or call Signature Services at 1-800-225-5291.

4 Complete the appropriate parts of the account privileges application. By applying for privileges now, you can avoid the delay and inconvenience of having to file an additional application if you want to add privileges later.

5 Make your initial investment using the table on the next page. You and your financial representative can initiate any purchase, exchange or sale of shares.

BUYING SHARES

              OPENING AN ACCOUNT                       ADDING TO AN ACCOUNT
              ------------------                       --------------------
BY CHECK

[GRAPHIC]     - Make out a check for the investment    - Make out a check for the investment amount
              amount payable to "John Hancock          payable to "John Hancock Signature Services,
              Signature Services, Inc."                Inc."

              - Deliver the check and your completed   - If your account statement has a detachable
              application to your financial            investment slip, please complete in its
              representative, or mail them to          entirety. If no slip is available, include a
              Signature Services (address below).      note specifying the fund name(s), your share
                                                       class, your account number and the name(s) in
                                                       which the account is registered.

                                                       - Deliver the check and investment slip or
                                                       note to your financial representative, or
                                                       mail them to Signature Services (address
                                                       below).

BY EXCHANGE

[GRAPHIC]     - Call your financial representative     - Log on to www.jhfunds.com to process
              or Signature Services to request an      exchanges between funds.
              exchange.

                                                       - Call EASI-Line for automated service 24
                                                       hours a day using your touch-tone phone at
                                                       1-800-338-8080.

                                                       - Call your financial representative or
                                                       Signature Services to request an exchange.

BY WIRE

[GRAPHIC]     - Deliver your completed application     - Obtain wiring instructions by calling
              to your financial representative or      Signature Services. Instruct your bank to
              mail it to Signature Services.           wire the amount of your investment.

              - Obtain wiring instructions by          - Specify the fund name(s), your share class,
              calling Signature Services. Instruct     your account number and the name(s) in which
              your bank to wire the amount of your     the account is registered. Your bank may
              investment.                              charge a fee to wire funds.

              - Specify the fund name(s), your share
              class, your account number and the
              name(s) in which the account is
              registered. Your bank may charge a fee
              to wire funds.

BY INTERNET

[GRAPHIC]     See "By exchange" and "By wire."         - Verify that your bank or credit union is a
                                                       member of the Automated Clearing House (ACH)
                                                       system.

                                                       - Complete the "To Purchase, Exchange or
                                                       Redeem Shares via Telephone" and "Bank
                                                       Information" sections on your account
                                                       application.

                                                       --Log on to www.jhfunds.com to initiate
                                                       purchases using your authorized bank account.

BY PHONE

[GRAPHIC]     See "By exchange" and "By wire."         - Verify that your bank or credit union is a
                                                       member of the Automated Clearing House (ACH)
                                                       system.

                                                       - Complete the "To Purchase, Exchange or
                                                       Redeem Shares via Telephone" and "Bank
                                                       Information" sections on your account
                                                       application.

                                                       - Call Signature Services between 8:00 A.M.
                                                       and 7:00 P.M. Eastern Time on most business
                                                       days to verify that these features are in
                                                       place on your account.

                                                       - Call your financial representative or
                                                       Signature Services with the fund name(s),
                                                       your share class, your account number, the
                                                       name(s) in which the account is registered
                                                       and the amount of your investment.

              To open or add to an account using the Monthly Automatic Accumulation Program (MAAP), see "Additional Investor Services."

ADDRESS:
John Hancock Signature Services, Inc.
1 John Hancock Way, Suite 1000
Boston, MA 02217-1000

PHONE NUMBER: 1-800-225-5291

Or contact your financial representative for instructions and assistance.

SELLING SHARES

                                                       TO SELL SOME OR ALL OF YOUR SHARES
                                                       ----------------------------------
BY LETTER

[GRAPHIC]     - Accounts of any type.                  - Write a letter of instruction or complete a
              - Sales of any amount.                   stock power indicating the fund name, your
                                                       share class, your account number, the name(s)
                                                       in which the account is registered and the
                                                       dollar value or number of shares you wish to
                                                       sell.

                                                       - Include all signatures and any additional
                                                       documents that may be required (see next
                                                       page).

                                                       - Mail the materials to Signature Services.

                                                       - A check will be mailed to the name(s) and
                                                       address in which the account is registered,
                                                       or otherwise according to your letter of
                                                       instruction.

BY INTERNET

[GRAPHIC]     - Most accounts.                         --Log on to www.jhfunds.com to initiate
              - Sales of up to $100,000.               redemptions from your funds.

BY PHONE

[GRAPHIC]     - Most accounts.                         - Call EASI-Line for automated service 24
              - Sales of up to $100,000.               hours a day using your touch-tone phone at
                                                       1-800-338-8080.

                                                       - Call your financial representative or call
                                                       Signature Services between 8 A.M. and 7 P.M.
                                                       Eastern Time on most business days.

BY WIRE OR ELECTRONIC FUNDS TRANSFER (ETF)

[GRAPHIC]     - Requests by letter to sell any         - To verify that the Internet or telephone
              amount.                                  redemption privilege is in place on an
              - Requests by Internet or phone to       account, or to request the form to add it to
              sell up to $100,000.                     an existing account, call Signature Services.

                                                       - Amounts of $1,000 or more will be wired on
                                                       the next business day. A $4 fee will be
                                                       deducted from your account.

                                                       - Amounts of less than $1,000 may be sent by
                                                       EFT or by check. Funds from EFT transactions
                                                       are generally available by the second
                                                       business day. Your bank may charge a fee for
                                                       this service.

BY EXCHANGE

[GRAPHIC]     - Accounts of any type.                  - Obtain a current prospectus for the fund
              - Sales of any amount.                   into which you are exchanging by Internet or
                                                       by calling your financial representative or
                                                       Signature Services.

                                                       - Log on to www.jhfunds.com to process
                                                       exchanges between your funds.

                                                       -    Call EASI-Line for automated service 24
                                                            hours a day using your touch-tone phone
                                                            at 1-800-338-8080.

                                                       -    Call your financial representative or
                                                            Signature Services to request an
                                                            exchange.

To sell shares through a systematic withdrawal plan, see "Additional Investor Services."

Selling shares in writing In certain circumstances, you will need to make your request to sell shares in writing. You may need to include additional items with your request, unless they were previously provided to Signature Services and are still accurate. These items are shown in the table below. You may also need to include a signature guarantee, which protects you against fraudulent orders. You will need a signature guarantee if:

     -    your address of record has changed within the past 30 days

     -    you are selling more than $100,000 worth of shares

     - you are requesting payment other than by a check mailed to the address of record and payable to the registered owner(s)

You will need to obtain your signature guarantee from a member of the Signature Guarantee Medallion Program. Most brokers and securities dealers are members of this program. A notary public CANNOT provide a signature guarantee.

SELLER                                  REQUIREMENTS FOR WRITTEN REQUESTS
------                                  ---------------------------------
Owners of individual, joint or UGMA/    -    Letter of instruction.
UTMA accounts (custodial accounts for
minors).                                -    On the letter, the signatures of
                                             all persons authorized to sign for
                                             the account, exactly as the account
                                             is registered.

                                        -    Signature guarantee if applicable
                                             (see above).

Owners of corporate, sole               -    Letter of instruction.
proprietorship, general partner or
association accounts.                   -    Corporate business/organization
                                             resolution, certified within the
                                             past 12 months, or a John Hancock
                                             Funds business /organization
                                             certification form.

                                        -    On the letter and the resolution,
                                             the signature of the
                                             person(s)authorized to sign for the
                                             account.

                                        -    Signature guarantee if applicable
                                             (see above).

Owners or trustees of trust accounts.   -    Letter of instruction.

                                        -    On the letter, the signature(s) of
                                             the trustee(s).

                                        -    Copy of the trust document
                                             certified within the past 12 months
                                             or a John Hancock Funds II trust
                                             certification form.

                                        -    Signature guarantee if applicable
                                             (see above).

Joint tenancy shareholders with         -    Letter of instruction signed by
rights of survivorship with a                surviving tenant.
deceased co-tenant(s).
                                        -    Copy of death certificate.

                                        -    Signature guarantee if applicable
                                             (see above).

Executors of shareholder estates        -    Letter of instruction signed by
                                             executor.

                                        -    Copy of order appointing executor,
                                             certified within the past 12
                                             months.

                                        -    Signature guarantee if applicable
                                             (see above).

Administrators, conservators,           -    Call 1-800-225-5291 for
guardians and other sellers or               instructions.
account types not listed above.

ADDRESS:
John Hancock Signature Services, Inc.
1 John Hancock Way, Suite 1000
Boston, MA 02217-1000

PHONE NUMBER: 1-800-225-5291

Or contact your financial representative for instructions and assistance.

TRANSACTION POLICIES

VALUATION OF SHARES The net asset value (NAV) per share for each fund and share class is determined each business day at the close of regular trading on the New York Stock Exchange (typically 4 P.M. Eastern time). The NAV for each Lifestyle Portfolio is calculated based upon the NAVs of the underlying funds in which it invests. The prospectuses for the underlying funds explain the circumstances under which those funds use fair-value pricing and the effects of doing so.

BUY AND SELL PRICES When you buy shares, you pay the NAV plus any applicable sales charges, as described earlier. When you sell shares, you receive the NAV minus any applicable deferred sales charges.

EXECUTION OF REQUESTS Each fund is open on those days when the New York Stock Exchange is open, typically Monday through Friday. Buy and sell requests are executed at the next NAV to be calculated after Signature Services receives your request in good order.

At times of peak activity, it may be difficult to place requests by phone. During these times, consider using EASI-Line, accessing www.jhfunds.com or sending your request in writing.

In unusual circumstances, any fund may temporarily suspend the processing of sell requests, or may postpone payment of proceeds for up to three business days or longer, as allowed by federal securities laws.

TELEPHONE TRANSACTIONS For your protection, telephone requests may be recorded in order to verify their accuracy. Also for your protection, telephone redemption transactions are not permitted on accounts whose names or addresses have changed within the past 30 days. Proceeds from telephone transactions can only be mailed to the address of record.

EXCHANGES You may exchange shares of a class of one fund of John Hancock Funds II for shares of the same class of any other fund of John Hancock Funds II or John Hancock Funds III or any other John Hancock retail fund which is then offering that class, generally without paying any additional sales charges. The registration for both accounts involved must be identical.

Class B and Class C shares will continue to age from the original date and will retain the same CDSC rate. A CDSC rate that has increased will drop again with a future exchange into a fund with a lower rate. A fund may change or cancel its exchange policies at any time, upon 60 days' notice to its shareholders. For further details, see "Additional Services and Programs" in the SAI (see the back cover of this prospectus).

EXCESSIVE TRADING The funds of John Hancock Funds II are intended for long-term investment purposes only and do not knowingly accept shareholders who engage in "market timing" or other types of excessive short-term trading. Short-term trading into and out of a fund can disrupt portfolio investment strategies and may increase fund expenses for all shareholders, including long-term shareholders who do not generate these costs.

RIGHT TO REJECT OR RESTRICT PURCHASE AND EXCHANGE ORDERS Purchases and exchanges should be made primarily for investment purposes. John Hancock Funds II reserves the right to restrict, reject or cancel (with respect to cancellations, within one day of the order), for any reason and without any prior notice, any purchase or exchange order, including transactions representing excessive trading and transactions accepted by any shareholder's financial intermediary. For example, the Fund may in its discretion restrict, reject or cancel a purchase or exchange order even if the transaction is not subject to the specific "Limitation on exchange activity" described below if the Fund or its agents determine that accepting the order could interfere with the efficient management of a fund's portfolio or otherwise not be in the fund's best interest in light of unusual trading activity related to your account. In the event that the Fund rejects or cancels an exchange request, neither the redemption nor the purchase side of the exchange will be processed. If you would like the redemption request to be processed even if the purchase order is rejected, you should submit separate redemption and purchase orders rather than placing an exchange order. The Fund reserves the right to delay for up to one business day, consistent with applicable law, the processing of exchange requests in the event that, in the Fund's judgment, such delay would be in the Fund's best interest, in which case both the redemption and purchase side of the exchange will receive the funds' net asset values at the conclusion of the delay period. The Fund, through its agents in their sole discretion, may impose these remedial actions at the account holder level or the underlying shareholder level.

EXCHANGE LIMITATION POLICIES The Board of Trustees of John Hancock Funds II has adopted the following policies and procedures by which the Fund, subject to the limitations described below, takes steps reasonably designed to curtail excessive trading practices.

LIMITATION ON EXCHANGE ACTIVITY The Fund, through its agents, undertakes to use its best efforts to exercise the Fund's right to restrict, reject or cancel purchase and exchange orders, as described above, if an account holder, who purchases or exchanges into a fund account in an amount of $5,000 or more, exchanges $1,000 or more out of that fund account within 30 calendar days on three occasions during any 12-month period. Nothing in this paragraph limits the right of the Fund to refuse any purchase or exchange order, as discussed above under "Right to reject or restrict purchase and exchange orders".

Exchanges made on the same day in the same account are aggregated for purposes of counting the number and dollar amount of exchanges made by the account holder. The exchange limits referenced above will not be imposed or may be modified under certain circumstances. For example: these exchange limits may be modified for accounts held by certain retirement plans to conform to plan exchange limits, ERISA considerations or Department of Labor regulations. Certain automated or pre-established exchange, asset allocation and dollar cost averaging programs are not subject to these exchange limits. These programs are excluded from the exchange limitation since the Fund believes that they are advantageous to shareholders and do not offer an effective means for market timing or excessive trading strategies. These investment tools involve regular and predetermined purchase or redemption requests made well in advance of any knowledge of events affecting the market on the date of the purchase or redemption.

These exchange limits are subject to the Fund's ability to monitor exchange activity, as discussed under "Limitation on the ability to detect and curtail excessive trading practices" below. Depending upon the composition of a fund's shareholder accounts and in light of the limitations on the ability of the Fund to detect and curtail excessive trading practices, a significant percentage of a fund's shareholders may not be subject to the exchange limitation policy described above. In applying the exchange limitation policy, the Fund considers information available to it at the time and reserves the right to consider trading activity in a single account or multiple accounts under common ownership, control or influence.

LIMITATION ON THE ABILITY TO DETECT AND CURTAIL EXCESSIVE TRADING PRACTICES Shareholders seeking to engage in excessive trading practices sometimes deploy a variety of strategies to avoid detection, and, despite the efforts of the Fund to prevent excessive trading, there is no guarantee that the Fund or its agents will be able to identify such shareholders or curtail their trading practices. The ability of the Fund and its agents to detect and curtail excessive trading practices may also be limited by operational systems and technological limitations. Because the Fund will not always be able to detect frequent trading activity, investors should not assume that the Fund will be able to detect or prevent all frequent trading or other practices that disadvantage a fund. For example, the ability of the Fund to monitor trades that are placed by omnibus or other nominee accounts is severely limited in those instances in which the financial intermediary, including a financial adviser, broker, retirement plan administrator or fee-based program sponsor, maintains the records of a fund's underlying beneficial owners. Omnibus or other nominee account arrangements are common forms of holding shares of a fund, particularly among certain financial intermediaries such as financial advisers, brokers, retirement plan administrators or fee-based program sponsors. These arrangements often permit the financial intermediary to aggregate its clients' transactions and ownership positions and do not identify the particular underlying shareholder(s) to the Fund.

EXCESSIVE TRADING RISK To the extent that the Fund or its agents are unable to curtail excessive trading practices in a fund, these practices may interfere with the efficient management of the fund's portfolio, and may result in the fund engaging in certain activities to a greater extent than it otherwise would, such as maintaining higher cash balances, using its line of credit and engaging in portfolio transactions. Increased portfolio transactions and use of the line of credit would correspondingly increase the fund's operating costs and decrease the fund's investment performance. Maintenance of higher levels of cash balances would likewise result in lower fund investment performance during periods of rising markets.

While excessive trading can potentially occur in any fund, certain types of funds are more likely than others to be targets of excessive trading. For example:

     - A fund that invests a significant portion of its assets in small-or mid-capitalization stocks or securities in particular industries, that may trade infrequently or are fair valued as discussed under "Valuation of shares." These types of securities entail a greater risk of excessive trading, as investors may seek to trade fund shares in an effort to benefit from their understanding of the value of those types of securities (referred to as price arbitrage).

     - A fund that invests a material portion of its assets in securities of non-U.S. issuers may be a potential target for excessive trading if investors seek to engage in price arbitrage based upon general trends in the securities markets that occur subsequent to the close of the primary market for such securities.

     - A fund that invests a significant portion of its assets in below-investment-grade (junk) bonds, that may trade infrequently or are fair valued as discussed under "Valuation of shares," entails a greater risk of excessive trading, as investors may seek to trade fund shares in an effort to benefit from their understanding of the value of those types of securities.

Any frequent trading strategies may interfere with efficient management of a fund's portfolio. A fund that invests in the types of securities discussed above may be exposed to this risk to a greater degree than a fund that invests in highly liquid securities. These risks would be less significant, for example, in a fund that primarily invests in U.S. government securities, money market instruments, investment-grade corporate issuers or large-capitalization U.S. equity securities. Any successful price arbitrage may cause dilution in the value of the fund shares held by other shareholders.

ACCOUNT INFORMATION John Hancock Funds II is required by law to obtain information for verifying an account holder's identity. For example, an individual will be required to supply name, address, date of birth and social security number. If you do not provide the required information, we may not be able to open your account. If verification is unsuccessful, John Hancock Funds II may close your account, redeem your shares at the next NAV minus any applicable sales charges and take any other steps that it deems reasonable.

CERTIFICATED SHARES The funds do not issue share certificates. Shares are electronically recorded.

SALES IN ADVANCE OF PURCHASE PAYMENTS When you place a request to sell shares for which the purchase money has not yet been collected, the request will be executed in a timely fashion, but the fund will not release the proceeds to you until your purchase payment clears. This may take up to ten business days after the purchase.

DIVIDENDS AND ACCOUNT POLICIES

ACCOUNT STATEMENTS In general, you will receive account statements as follows:

     - after every transaction (except a dividend reinvestment) that affects your account balance

     -    after any changes of name or address of the registered owner(s)

     -    in all other circumstances, at least quarterly

Every year you should also receive, if applicable, a Form 1099 tax information statement, mailed by January 31.

DIVIDENDS The funds generally declare income dividends daily and pay them annually. Your income dividends begin accruing the day after payment is received by a fund and continue through the day your shares are actually sold. Capital gains, if any, are distributed annually, typically after the end of a fund's fiscal year.

DIVIDEND REINVESTMENTS Most investors have their dividends reinvested in additional shares of the same fund and class. If you choose this option, or if you do not indicate any choice, your dividends will be reinvested on the dividend record date. Alternatively, you can choose to have your dividends and capital gains sent directly to your bank account or a check will be sent in the amount of more than $10. However, if the check is not deliverable or the combined dividend and capital gains amount is $10 or less, your proceeds will be reinvested. If five or more of your dividend or capital gains checks remain uncashed after 180 days, all subsequent dividends and capital gains will be reinvested. No front-end sales charge or CDSC will be imposed on shares derived from reinvestment of dividends or capital gains distributions.

TAXABILITY OF DIVIDENDS For investors who are not exempt from federal income taxes, dividends you receive from a fund, whether reinvested or taken as cash, are generally considered taxable. Dividends from a fund's short-term capital gains are taxable as ordinary income. Dividends from a fund's long-term capital gains are taxable at a lower rate. Whether gains are short- term or long-term depends on the fund's holding period. Some dividends paid in January may be taxable as if they had been paid the previous December.

The Form 1099 that is mailed to you every January details your dividends and their federal tax category, although you should verify your tax liability with your tax professional.

TAXABILITY OF TRANSACTIONS. Any time you sell or exchange shares, it is considered a taxable event for you if you are not exempt from federal income taxes. Depending on the purchase price and the sale price of the shares you sell or exchange, you may have a gain or a loss on the transaction. You are responsible for any tax liabilities generated by your transactions.

SMALL ACCOUNTS (NON-RETIREMENT ONLY) If you draw down a non-retirement account so that its total value is less than $1,000, you may be asked to purchase more shares within 30 days. If you do not take action, your fund may close out your account and mail you the proceeds. Alternatively, your fund may charge you $20 a year to maintain your account. You will not be charged a CDSC if your account is closed for this reason. Your account will not be closed or charged this fee if its drop in value is due to fund performance or the effects of sales charges. If your account balance is $100 or less and no action is taken, the account will be liquidated.

ADDITIONAL INVESTOR SERVICES

MONTHLY AUTOMATIC ACCUMULATION PROGRAM (MAAP) MAAP lets you set up regular investments from your paycheck or bank account to the Lifestyle Portfolios of your choice. You determine the frequency and amount of your investments, and you can terminate your program at any time. To establish:

     -    Complete the appropriate parts of your account application.

     - If you are using MAAP to open an account, make out a check ($25 minimum) for your first investment amount payable to "John Hancock Signature Services, Inc." Deliver your check and application to your financial representative or Signature Services.

SYSTEMATIC WITHDRAWAL PLAN This plan may be used for routine bill payments or periodic withdrawals from your account. To establish:

     -    Make sure you have at least $5,000 worth of shares in your account.

     - Make sure you are not planning to invest more money in this account (buying shares during a period when you are also selling shares of the same fund is not advantageous to you, because of sales charges).

     - Specify the payee(s). The payee may be yourself or any other party, and there is no limit to the number of payees you may have, as long as they are all on the same payment schedule.

     - Determine the schedule: monthly, quarterly, semiannually, annually or in certain selected months.

     - Fill out the relevant part of the account application. To add a systematic withdrawal plan to an existing account, contact your financial representative or Signature Services.

RETIREMENT PLANS The Distributor offers a range of retirement plans, including traditional and Roth IRAs, Coverdell ESAs, SIMPLE plans and SEPs. Using these plans, you can invest in any John Hancock fund (except tax-free income funds) with a low minimum investment of $500 or, for some group plans, no minimum investment at all. To find out more, call Signature Services at 1-800-225-5291.

FUND SECURITIES. The Fund's portfolio securities disclosure policy can be found in the SAI and on the Fund's Web site at www.jhfunds.com. The Fund's Web site also lists fund holdings. Portfolio holding information is posted on the Fund's Web site each month on a one month lag and is available on the Fund's Web site until the Fund files its next Form N-CSR or Form N-Q with the Securities and Exchange Commission ("SEC"). Portfolio holding information as filed with the SEC on Forms N-CSR and N-Q is also made available on the Fund's Web site.

INFORMATION ABOUT THE UNDERLYING FUNDS

RISKS OF INVESTING IN THE UNDERLYING FUNDS

By owning shares of underlying funds, each of the Lifestyle Portfolios indirectly invests, to varying degrees, in equity securities of U.S. companies, including small and medium size companies, and in fixed-income securities. Many of the underlying funds also invest in foreign securities. In addition, most of the underlying funds may invest in derivatives.

EQUITY SECURITIES

Equity securities include common, preferred and convertible preferred stocks and securities the values of which are tied to the price of stocks, such as rights, warrants and convertible debt securities. Common and preferred stocks represent equity ownership in a company. Stock markets are volatile. The price of equity securities will fluctuate and can decline and reduce the value of a portfolio investing in equities. The price of equity securities fluctuates based on changes in a company's financial condition and overall market and economic conditions. The value of equity securities purchased by an underlying fund could decline if the financial condition of the companies the fund invests in decline or if overall market and economic conditions deteriorate. Even funds that invest in high quality or "blue chip" equity securities or securities of established companies with large market capitalizations (which generally have strong financial characteristics) can be negatively impacted by poor overall market and economic conditions. Companies with large market capitalizations may also have less growth potential than smaller companies and may be able to react less quickly to change in the marketplace.

FIXED-INCOME SECURITIES

Fixed-income securities are generally subject to two principal types of risks:
(a) interest rate risk and (b) credit quality risk.

Interest Rate Risk. Fixed-income securities are affected by changes in interest rates. When interest rates decline, the market value of the fixed-income securities generally can be expected to rise. Conversely, when interest rates rise, the market value of fixed-income securities generally can be expected to decline.

Credit Quality Risk. Fixed-income securities are subject to the risk that the issuer of the security will not repay all or a portion of the principal borrowed and will not make all interest payments. If the credit quality of a fixed-income security deteriorates after an underlying fund has purchased the security, the market value of the security may decrease and lead to a decrease in the value of the fund's investments. Underlying funds that may invest in lower rated fixed-income securities are riskier than funds that may invest in higher rated fixed-income securities. Additional information on the risks of investing in investment grade fixed-income securities in the lowest rating category and lower rated fixed-income securities is set forth below.

INVESTMENT GRADE FIXED-INCOME SECURITIES IN THE LOWEST RATING CATEGORY

Investment grade fixed-income securities in the lowest rating category (rated "Baa" by Moody's or "BBB" by Standard & Poor's and comparable unrated securities) involve a higher degree of risk than fixed-income securities in the higher rating categories. While such securities are considered investment grade quality and are deemed to have adequate capacity for payment of principal and interest, such securities lack outstanding investment characteristics and have speculative characteristics as well. For example, changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade securities.

LOWER RATED FIXED-INCOME SECURITIES

Lower rated fixed-income securities are defined as securities rated below investment grade (rated "Ba" and below by Moody's and "BB" and below by Standard & Poor's). The principal risks of investing in these securities are as follows:

General Risks

     - Risk to Principal and Income. Investing in lower rated fixed-income securities is considered speculative. While these securities generally provide greater income potential than investments in higher rated securities, there is a greater risk that principal and interest payments will not be made. Issuers of these securities may even go into default or become bankrupt.

     - Price Volatility. The price of lower rated fixed-income securities may be more volatile than securities in the higher rating categories. This volatility may increase during periods of economic uncertainty or change. The price of these securities is affected more than higher rated fixed-income securities by the market's perception of their credit quality especially during times of adverse publicity. In the past, economic downturns or an increase in interest rates have, at times, caused more defaults by issuers of these securities and may do so in the future. Economic downturns and increases in interest rates have an even greater affect on highly leveraged issuers of these securities.

     - Liquidity. The market for lower rated fixed-income securities may have more limited trading than the market for investment grade fixed-income securities. Therefore, it may be more difficult to sell these securities and these securities may have to be sold at prices below their market value in order to meet redemption requests or to respond to changes in market conditions.

     - Dependence on Subadviser's Own Credit Analysis. While a subadviser to an underlying fund may rely on ratings by established credit rating agencies, it will also supplement such ratings with its own independent review of the credit quality of the issuer. Therefore, the assessment of the credit risk of lower rated fixed-income securities is more dependent on the subadviser's evaluation than the assessment of the credit risk of higher rated securities.

Additional Risks Regarding Lower Rated Corporate Fixed-Income Securities

Lower rated corporate debt securities (and comparable unrated securities) tend to be more sensitive to individual corporate developments and changes in economics conditions than higher-rated corporate fixed-income securities. Issuers of lower rated corporate debt securities may also be highly leveraged, increasing the risk that principal and income will not be repaid.

Additional Risks Regarding Lower Rated Foreign Government Fixed-Income
Securities

Lower rated foreign government fixed-income securities are subject to the risks of investing in emerging market countries described below under "Foreign Securities." In addition, the ability and willingness of a foreign government to make payments on debt when due may be affected by the prevailing economic and political conditions within the country. Emerging market countries may experience high inflation, interest rates and unemployment as well as exchange rate trade difficulties and political uncertainty or instability. These factors increase the risk that a foreign government will not make payments when due.

SMALL AND MEDIUM SIZE COMPANIES

Small or Unseasoned Companies

     - Survival of Small or Unseasoned Companies. Companies that are small or unseasoned (less than three years of operating history) are more likely than larger or established companies to fail or not to accomplish their goals. As a result, the value of their securities could decline significantly. These companies are less likely to survive since they are often dependent upon a small number of products, may have limited financial resources and a small management group.

     - Changes in Earnings and Business Prospects. Small or unseasoned companies often have a greater degree of change in earnings and business prospects than larger or established companies, resulting in more volatility in the price of their securities.

     - Liquidity. The securities of small or unseasoned companies may have limited marketability. This factor could cause the value of a fund's investments to decrease if it needs to sell such securities when there are few interested buyers.

     - Impact of Buying or Selling Shares. Small or unseasoned companies usually have fewer outstanding shares than larger or established companies. Therefore, it may be more difficult to buy or sell large amounts of these shares without unfavorably impacting the price of the security.

     - Publicly Available Information. There may be less publicly available information about small or unseasoned companies. Therefore, when making a decision to purchase a security for a fund, a subadviser may not be aware of problems associated with the company issuing the security.

Medium Size Companies

     - Investments in the securities of medium sized companies present risks similar to those associated with small or unseasoned companies although to a lesser degree due to the larger size of the companies.

FOREIGN SECURITIES

The principal risks of investing in foreign securities are set forth below. As noted below, many of these risks are greater in the case of investments in emerging market countries.

     - Currency Fluctuations. Investments in foreign securities may cause an underlying fund to lose money when converting investments from foreign currencies into U.S. dollars. A fund may attempt to lock in an exchange rate by purchasing a foreign currency exchange contract prior to the settlement of an investment in a foreign security. However, it may not always be successful in doing so and the fund could still lose money.

     - Political and Economic Conditions. Investments in foreign securities subject an underlying fund to the political or economic conditions of the foreign country. These conditions could cause fund investments to lose value if these conditions deteriorate for any reason. This risk increases in the case of emerging market countries which are more likely to be politically unstable. Political instability could cause the value of any investment in the securities of an issuer based in a foreign country to decrease or could prevent or delay the fund from selling its investment and taking the money out of the country.

     - Removal of Proceeds of Investments from a Foreign Country. Foreign countries, especially emerging market countries, often have currency controls or restrictions which may prevent or delay a fund from taking money out of the country or may impose additional taxes on money removed from the country. Therefore, an underlying fund could lose money if it is not permitted to remove capital from the country or if there is a delay in taking the assets out of the country, since the value of the assets could decline during this period or the exchange rate to convert the assets into U.S. dollars could worsen.

     - Nationalization of Assets. Investments in foreign securities subject an underlying fund to the risk that the company issuing the security may be nationalized. If the company is nationalized, the value of the company's securities could decrease in value or even become worthless.

     - Settlement of Sales. Foreign countries, especially emerging market countries, may also have problems associated with settlement of sales. Such problems could cause the underlying fund to suffer a loss if a security to be sold declines in value while settlement of the sale is delayed.

     - Investor Protection Standards. Foreign countries, especially emerging market countries, may have less stringent investor protection and disclosure standards than the U.S. Therefore, when making a decision to purchase a security for an underlying fund, a subadviser may not be aware of problems associated with the company issuing the security and may not enjoy the same legal rights as those provided in the U.S.

HEDGING AND OTHER STRATEGIC TRANSACTIONS

Individual underlying funds may be authorized to use a variety of investment strategies. These strategies will be used primarily for hedging purposes, including hedging various market risks (such as interest rates, currency exchange rates and broad or specific market movements) and managing the effective maturity or duration of debt instruments held by the fund. Hedging refers to protecting against possible changes in the market value of securities a fund already owns or plans to buy or protecting unrealized gains in the fund's portfolio. These strategies may also be used to gain exposure to a particular securities market. The hedging and other strategic transactions which may be used are described below:

     - exchange-listed and over-the-counter put and call options on securities, financial futures contracts and fixed income indices and other financial instruments,

     -    financial futures contracts (including stock index futures),

     -    interest rate transactions*, and

     -    currency transactions**

Collectively, these transactions are referred to in this prospectus as "Hedging and Other Strategic Transactions." The description in the prospectus for the underlying funds indicates which, if any, of these types of transactions may be used by the funds.

* A fund's interest rate transactions may take the form of swaps, caps, floors and collars.

** A fund's currency transactions may take the form of currency forward contracts, currency futures contracts, currency swaps and options on currencies or currency futures contracts.

Hedging and Other Strategic Transactions may be used for the following purposes:

     - to attempt to protect against possible changes in the market value of securities held or to be purchased by a fund resulting from securities markets or currency exchange rate fluctuations,

     -    to protect a fund's unrealized gains in the value of its securities,

     -    to facilitate the sale of a fund's securities for investment purposes,

     -    to manage the effective maturity or duration of a fund's securities or

     - to establish a position in the derivatives markets as a substitute for purchasing or selling securities in a particular market.

     - to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another.

The ability of an underlying fund to utilize Hedging and Other Strategic Transactions successfully will depend in part on its subadviser's ability to predict pertinent market movements, which cannot be assured. The skills required to successfully utilize Hedging and Other Strategic Transactions are different from those needed to select a fund's portfolio securities. While a subadviser will only use Hedging and Other Strategic Transactions in a fund primarily for hedging purposes or to gain exposure to a particular securities market, if the transaction is not successful it could result in a loss to the fund. These transactions may also increase the volatility of a fund and may involve a small investment of cash relative to the magnitude of the risks assumed. The potential loss from the use of futures can exceed a fund's initial investment in such contracts. In addition, these transactions could result in a loss to the fund if the counterparty to the transaction does not perform as promised. A detailed discussion of various Hedging and Other Strategic Transactions, including applicable regulations of the CFTC and the requirement to segregate assets with respect to these transactions, appears in the Statement of Additional Information.

DESCRIPTION OF UNDERLYING FUNDS

The Lifestyle Portfolios may invest in any of the underlying funds. The following tables set forth, separately for the fixed-income underlying funds of John Hancock Funds II and the equity underlying funds of each of John Hancock Funds II and John Hancock Funds III: (i) the names of the underlying funds and of their respective subadvisers; (ii) the estimated expense ratios of the Class NAV shares of the underlying funds for the current fiscal year; and (iii) brief descriptions of the underlying funds' investment goals and principal strategies. Additional investment practices are described in the Fund's Statement of Additional Information and in the prospectuses for the underlying funds.

FIXED-INCOME UNDERLYING FUNDS - JOHN HANCOCK FUNDS II

                                   ESTIMATED
FUND AND SUBADVISER(S)           EXPENSE RATIO   GOAL AND PRINCIPAL STRATEGY
----------------------           -------------   ---------------------------
ACTIVE BOND FUND                     0.67%       Seeks income and capital appreciation by investing
Declaration Management &                         at least 80% of its assets in a diversified mix of
Research LLC and                                 debt securities and instruments.
John Hancock Advisers, LLC

BOND INDEX FUND                      0.94%       Seeks to track the performance of the Lehman
Declaration Management &                         Brothers Aggregate Index* (which represents the
Research LLC                                     U.S. investment grade bond market). The fund
                                                 normally invests at least 80% of its assets in
                                                 securities listed in this Index. The fund is an
                                                 intermediate-term bond fund of high and medium
                                                 credit quality.

CORE BOND FUND                       0.75%       Seeks total return consisting of income and capital
Wells Fargo Fund                                 appreciation by normally investing in a broad range
Management, LLC                                  of investment-grade debt securities. The subadviser
                                                 invests in debt securities that it believes offer
                                                 attractive yields and are undervalued relative to
                                                 issues of similar credit quality and interest rate
                                                 sensitivity. From time to time, the fund may also
                                                 invest in unrated bonds believed to be comparable
                                                 to investment-grade debt securities. Under normal
                                                 circumstances, the subadviser expects to maintain
                                                 an overall effective duration range between
                                                 4 and 5 1/2 years.

GLOBAL BOND FUND                     0.78%       Seeks to realize maximum total return, consistent
Pacific Investment                               with preservation of capital and prudent investment
Management Company                               management by investing primarily in fixed-income
                                                 securities denominated in major foreign currencies,
                                                 baskets of foreign currencies (such as the ECU) and
                                                 the U.S. dollar.

HIGH YIELD FUND                      0.72%       Seeks to realize an above-average total return over
Salomon Brothers Asset                           a market cycle of three to five years, consistent
Management Inc                                   with reasonable risk, by investing primarily in
                                                 high yield debt securities, including corporate
                                                 bonds and other fixed-income securities.

INVESTMENT QUALITY BOND FUND         0.70%       Seeks a high level of current income consistent
Wellington Management                            with the maintenance of principal and liquidity by
Company, LLP                                     investing in a diversified portfolio of investment
                                                 grade bonds, focusing on corporate bonds and U.S.
                                                 Government bonds with intermediate to longer term
                                                 maturities. The fund may also invest up to 20% of
                                                 its assets in non-investment grade fixed income
                                                 securities.

REAL RETURN BOND FUND                0.75%       Seeks maximum return, consistent with preservation
Pacific Investment                               of capital and prudent investment management, by
Management Company                               normally investing at least 80% of its net assets
                                                 in inflation-indexed bonds of varying maturities
                                                 issued by the U.S. and non-U.S. governments and by
                                                 corporations.

SHORT-TERM BOND FUND                 1.06%       Seeks income and capital appreciation by investing
Declaration Management                           at least 80% of its assets in a diversified mix of
& Research LLC                                   debt securities and instruments.

SPECTRUM INCOME FUND                 0.80%       Seeks a high level of current income with moderate
T. Rowe Price Associates, Inc.                   share price fluctuation. The fund diversifies its
                                                 assets widely among market segments and seeks to
                                                 maintain broad exposure to several markets in an
                                                 attempt to reduce the impact of markets that are
                                                 declining and to benefit from good performance in
                                                 particular segments over time. The fund normally
                                                 invests in domestic and international bonds,
                                                 income-oriented stocks, short-term securities,
                                                 mortgage-backed securities and U.S. Government
                                                 securities. The fund may invest in high yield
                                                 fixed-income securities (commonly known as "junk
                                                 bonds").

                                   ESTIMATED
FUND AND SUBADVISER(S)           EXPENSE RATIO   GOAL AND PRINCIPAL STRATEGY
----------------------           -------------   ---------------------------
STRATEGIC BOND FUND                  0.75%       Seeks a high level of total return consistent with
Salomon Brothers Asset                           preservation of capital by giving its subadviser
Management Inc                                   broad discretion to deploy the fund's assets among
                                                 certain segments of the fixed income market in the
                                                 manner the subadviser believes will best contribute
                                                 to achieving the fund's investment goal.

STRATEGIC INCOME FUND                1.15%       Seeks a high level of current income by normally
John Hancock Advisers, LLC                       investing primarily in: foreign government and
                                                 corporate debt securities from developed and
                                                 emerging markets; U.S. Government and agency
                                                 securities; and U.S. high yield bonds.

TOTAL RETURN FUND                    0.75%       Seeks to realize maximum total return, consistent
Pacific Investment                               with preservation of capital and prudent investment
Management Company                               management, by normally investing at least 65% of
                                                 its assets in a diversified portfolio of fixed
                                                 income securities of varying maturities. The
                                                 average portfolio duration will normally vary
                                                 within a three- to six-year time frame based on the
                                                 subadviser's forecast for interest rates.

U.S. GOVERNMENT SECURITIES           0.69%       Seeks a high level of current income, consistent
FUND                                             with preservation of capital and maintenance of
Salomon Brothers Asset                           liquidity, by investing in debt obligations and
Management Inc                                   mortgage-backed securities issued or guaranteed by
                                                 the U.S. Government, its agencies or
                                                 instrumentalities and derivative securities such as
                                                 collateralized mortgage obligations backed by such
                                                 securities.

U.S. HIGH YIELD BOND FUND            0.82%       Seeks total return with a high level of current
Wells Fargo Fund                                 income by normally investing primarily in below
Management, LLC                                  investment-grade debt securities (commonly known as
                                                 "junk bonds" or high yield securities). The fund
                                                 also invests in corporate debt securities and may
                                                 buy preferred and other convertible securities and
                                                 bank loans.

EQUITY UNDERLYING FUNDS - JOHN HANCOCK FUNDS II

                                   ESTIMATED
FUND AND SUBADVISER(S)           EXPENSE RATIO   GOAL AND PRINCIPAL STRATEGY
----------------------           -------------   ---------------------------
500 INDEX FUND                       0.50%       Seeks to approximate the aggregate total return of
MFC Global Investment                            a broad U.S. domestic equity market index by
Management (U.S.A.) Limited                      attempting to track the performance of the S&P 500
                                                 Composite Stock Price Index*.

ALL CAP CORE FUND                    0.93%       Seeks long-term growth of capital by investing
Deutsche Asset Management Inc.                   primarily in common stocks and other equity
                                                 securities within all asset classes (small, mid and
                                                 large cap), primarily those within the Russell 3000
                                                 Index

ALL CAP GROWTH FUND                  0.95%       Seeks long-term capital appreciation by normally
AIM Capital Management, Inc.                     investing the its assets principally in common
                                                 stocks of companies that are likely to benefit from
                                                 new or innovative products, services or processes,
                                                 as well as those that have experienced above
                                                 average, long-term growth in earnings and have
                                                 excellent prospects for future growth.

ALL CAP VALUE FUND                   0.89%       Seeks capital appreciation by investing in equity
Lord, Abbett & Co                                securities of U.S. and multinational companies in
                                                 all capitalization ranges that the subadviser
                                                 believes are undervalued.

BLUE CHIP GROWTH FUND                0.85%       Seeks to achieve long-term growth of capital
T. Rowe Price Associates, Inc.                   (current income is a secondary objective) by
                                                 normally investing at least 80% of its total assets
                                                 in the common stocks of large and medium-sized blue
                                                 chip growth companies. Many of the stocks in the
                                                 portfolio are expected to pay dividends.

                                   ESTIMATED
FUND AND SUBADVISER(S)           EXPENSE RATIO   GOAL AND PRINCIPAL STRATEGY
----------------------           -------------   ---------------------------
CAPITAL APPRECIATION FUND            0.90%       Seeks long-term capital growth by investing at
Jennison Associates LLC                          least 65% of its total assets in equity-related
                                                 securities of companies that exceed $1 billion in
                                                 market capitalization and that the subadviser
                                                 believes have above-average growth prospects. These
                                                 companies are generally medium-to-large
                                                 capitalization companies.

CLASSIC VALUE FUND                   1.23%       Seeks long-term growth of capital by normally
Pzena Investment Management,                     investing at least 80% of its net assets in
LLC.                                             domestic equity securities. The subadviser seeks to
                                                 identify companies that it believes are currently
                                                 undervalued relative to the market, based on
                                                 estimated future earnings and cash flow.

CORE EQUITY FUND                     0.84%       Seeks long-term capital growth by normally
Legg Mason Funds                                 investing primarily in equity securities that, in
Management, Inc.                                 the subadviser's opinion, offer the potential for
                                                 capital growth. The subadviser seeks to purchase
                                                 securities at large discounts to the subadviser's
                                                 assessment of their intrinsic value.

DYNAMIC GROWTH FUND                  1.13%       Seeks long-term growth of capital by investing in
Deutsche Asset                                   stocks and other equity securities of medium-sized
Management Inc.                                  U.S. companies with strong growth potential.

EMERGING GROWTH FUND                 0.87%       Seeks superior long-term rates of return through
MFC Global Investment                            capital appreciation by normally investing
Management (U.S.A.) Limited                      primarily in high quality securities and
                                                 convertible instruments of small-cap U.S.
                                                 companies.

EMERGING SMALL COMPANY FUND          1.06%       Seeks long-term growth of capital by normally
Franklin Advisers, Inc.                          investing at least 80% of its net assets (plus any
                                                 borrowings for investment purposes) in common stock
                                                 equity securities of companies with market
                                                 capitalizations that approximately match the range
                                                 of capitalization of the Russell 2000 Growth Index*
                                                 ("small cap stocks") at the time of purchase.

EQUITY-INCOME FUND                   0.85%       Seeks to provide substantial dividend income and
T. Rowe Price Associates, Inc.                   also long-term capital appreciation by investing
                                                 primarily in dividend-paying common stocks,
                                                 particularly of established companies with
                                                 favorable prospects for both increasing dividends
                                                 and capital appreciation.

FINANCIAL SERVICES FUND              1.09%       Seeks growth of capital by normally investing at
Davis Advisors                                   least 80% of the its net assets (plus any
                                                 borrowings for investment purposes) in companies
                                                 principally engaged in financial services. A
                                                 company is "principally engaged" in financial
                                                 services if it owns financial services-related
                                                 assets constituting at least 50% of the value of
                                                 its total assets, or if at least 50% of its
                                                 revenues are derived from its provision of
                                                 financial services.

FUNDAMENTAL VALUE FUND               0.82%       Seeks growth of capital by normally investing
Davis Advisors                                   primarily in common stocks of U.S. companies with
                                                 market capitalizations of at least $5 billion that
                                                 the subadviser believes are undervalued. The fund
                                                 may also invest in U.S. companies with smaller
                                                 capitalizations.

GLOBAL ALLOCATION FUND               1.14%       Seeks total return, consisting of long-term capital
UBS Global Asset Management                      appreciation and current income, by investing in
                                                 equity and fixed income securities of issuers
                                                 located within and outside the U.S.

GLOBAL FUND                          1.04%       Seeks long-term capital appreciation by normally
Templeton Global Advisors                        investing at least 80% of its net assets (plus any
Limited                                          borrowings for investment purposes) in equity
                                                 securities of companies located anywhere in the
                                                 world, including emerging markets.

                                   ESTIMATED
FUND AND SUBADVISER(S)           EXPENSE RATIO   GOAL AND PRINCIPAL STRATEGY
----------------------           -------------   ---------------------------
GROWTH & INCOME FUND                 0.75%       Seeks to achieve a high total return by
Grantham, Mayo, Van Otterloo &                   outperforming its benchmark, the S&P 500 Index. The
Co. LLC                                          fund normally invests at least 80% of its assets in
                                                 investments tied economically to the U.S. and
                                                 typically makes equity investments in larger
                                                 capitalized U.S. companies to gain broad exposure
                                                 to the U.S. equity market.

GROWTH FUND                          0.85%       Seeks long-term capital growth by seeking to
Grantham, Mayo, van Otterloo &                   outperform its benchmark, the Russell 1000 Growth
Co. LLC                                          Index. The fund typically makes equity investments
                                                 in U.S. companies whose stocks are included in the
                                                 Russell 1000 Index, or in companies with size and
                                                 growth characteristics similar to those of
                                                 companies with stocks in the Index.

GROWTH OPPORTUNITIES FUND            0.87%       Seeks long-term capital growth by seeking to
Grantham, Mayo,                                  outperform its benchmark, the Russell 2500 Growth
Van Otterloo & Co. LLC                           Index. The fund typically makes equity investments
                                                 in companies whose stocks are included in the
                                                 Russell 2500 Index, or in companies with total
                                                 market capitalizations similar such companies
                                                 ("small cap companies"). The fund normally invests
                                                 at least 80% of its assets in investments in small
                                                 cap companies.

HEALTH SCIENCES FUND                 1.20%       Seeks long-term capital appreciation by normally
T. Rowe Price Associates, Inc.                   investing at least 80% of its net assets (plus any
                                                 borrowings for investment purposes) in common
                                                 stocks of companies engaged in the research,
                                                 development, production, or distribution of
                                                 products or services related to health care,
                                                 medicine, or the life sciences (collectively,
                                                 "health sciences").

INTERNATIONAL EQUITY INDEX           0.63%       Seeks to track the performance of broad-based
FUND                                             equity indices of foreign companies in developed
SSgA Funds                                       and emerging markets by attempting to track the
Management, Inc.                                 performance of the MSCI All Country World ex-US
                                                 Index*.

INTERNATIONAL GROWTH FUND            1.03%       Seeks high total return by seeking to outperform
Grantham, Mayo,                                  its benchmark, the S&P/Citigroup Primary Market
Van Otterloo & Co. LLC                           Index ("PMI") Europe, Pacific, Asia Composite
                                                 ("EPAC") Growth Style Index. The fund typically
                                                 invests in a diversified portfolio of equity
                                                 investments from the world's developed markets
                                                 other than the U.S.

INTERNATIONAL OPPORTUNITIES          1.11%       Seeks long-term growth of capital by normally
FUND                                             investing at least 65% of its assets in common
Marsico Capital                                  stocks of foreign companies selected for their
Management, LLC                                  long-term growth potential. The fund may invest in
                                                 companies of any size throughout the world and
                                                 normally invests in issuers from at least three
                                                 different countries not including the U.S. It may
                                                 invest in common stocks of companies operating in
                                                 emerging markets.

INTERNATIONAL SMALL CAP FUND         1.08%       Seeks capital appreciation by investing primarily
Templeton Investment                             in the common stock of companies located outside
Counsel, Inc.                                    the U.S. which have total stock market
                                                 capitalization or annual revenues of $1.5 billion
                                                 or less ("small company securities").

INTERNATIONAL STOCK FUND             1.02%       Seeks to achieve high total return by outperforming
Grantham, Mayo,                                  its benchmark, the MSCI EAFE Index. The fund
Van Otterloo & Co. LLC                           normally invests 80% of its assets in equity
                                                 securities and typically invests in a diversified
                                                 mix of equity investments from developed markets
                                                 other than the U.S.

INTERNATIONAL VALUE FUND             0.93%       Seeks long-term growth of capital by normally
Templeton Investment                             investing primarily in equity securities of
Counsel, Inc.                                    companies located outside the U.S., including
                                                 emerging markets.

                                   ESTIMATED
FUND AND SUBADVISER(S)           EXPENSE RATIO   GOAL AND PRINCIPAL STRATEGY
----------------------           -------------   ---------------------------
INTRINSIC VALUE FUND                 0.83%       Seeks long-term capital growth by seeking to
Grantham, Mayo,                                  outperform its benchmark, the Russell 1000 Value
Van Otterloo & Co. LLC                           Index. The fund typically makes equity investments
                                                 in U.S. companies whose stocks are included in the
                                                 Russell 1000 Index, or in companies with size and
                                                 growth characteristics similar to those of
                                                 companies with stocks in the Index.

LARGE CAP FUND                       0.93%       Seeks to maximize total return, consisting of
UBS Global Asset                                 capital appreciation and current income, by
Management                                       normally investing at least 80% of its net assets
                                                 (plus borrowings for investment purposes, if any)
                                                 in equity securities of U.S. large capitalization
                                                 companies.

LARGE CAP GROWTH FUND                0.95%       Seeks long-term growth of capital by normally
Fidelity Management                              investing at least 80% of its net assets (plus any
& Research Company                               borrowings for investment purposes) in equity
                                                 securities of companies with large market
                                                 capitalizations.

LARGE CAP VALUE FUND                 0.94%       Seeks long-term growth of capital by normally
Mercury Advisors                                 investing, primarily in a diversified portfolio of
                                                 equity securities of large cap companies located in
                                                 the U.S.

MANAGED FUND                         1.16%       Seeks income and long-term capital appreciation by
Grantham, Mayo,                                  investing primarily in a diversified mix of: (a)
Van Otterloo & Co. LLC                           common stocks of large and mid sized U.S.
and Declaration Management                       companies; and (b) bonds with an overall
& Research LLC                                   intermediate term average maturity. The fund
                                                 employs a multi-manager approach with two
                                                 subadvisers, each of which employs its own
                                                 investment approach and independently manages its
                                                 portion of the fund's portfolio.

MID CAP CORE FUND                    0.93%       Seeks long-term growth of capital by normally
AIM Capital                                      investing at least 80% of its assets in equity
Management, Inc.                                 securities, including convertible securities, of
                                                 mid-capitalization companies.

MID CAP INDEX FUND                   0.54%       Seeks to approximate the aggregate total return of
MFC Global Investment                            a mid cap U.S. domestic equity market index by
Management (U.S.A.) Limited                      attempting to track the performance of the S&P Mid
                                                 Cap 400 Index*.

MID CAP STOCK FUND                   0.90%       Seeks long-term growth of capital by normally
Wellington Management Company,                   investing at least 80% of its net assets (plus any
LLP                                              borrowings for investment purposes) in equity
                                                 securities of medium-sized companies with
                                                 significant capital appreciation potential. The
                                                 fund tends to invest in companies having market
                                                 capitalizations similar to those of companies
                                                 included in the Russell Mid Cap Index.

MID CAP VALUE FUND                   0.90%       Seeks capital appreciation by normally investing at
Lord, Abbett & Co                                least 80% of its net assets (plus any borrowings
                                                 for investment purposes) in mid-sized companies,
                                                 with market capitalizations of roughly $500 million
                                                 to $10 billion.

NATURAL RESOURCES FUND               1.06%       Seeks long-term total return by normally investing
Wellington Management                            primarily in equity and equity-related securities
Company, LLP                                     of natural resource-related companies worldwide.

PACIFIC RIM FUND                     1.13%       Seeks long-term growth of capital by investing in a
MFC Global Investment                            diversified portfolio comprised primarily of common
Management (U.S.A.) Limited                      stocks and equity-related securities of
                                                 corporations domiciled in countries in the Pacific
                                                 Rim region.

                                   ESTIMATED
FUND AND SUBADVISER(S)           EXPENSE RATIO   GOAL AND PRINCIPAL STRATEGY
----------------------           -------------   ---------------------------
QUANTITATIVE ALL CAP FUND            0.78%       Seeks long-term growth of capital by normally
MFC Global Investment                            investing primarily in equity securities of U.S.
Management (U.S.A.) Limited                      companies. The fund will generally focus on equity
                                                 securities of U.S. companies across the three
                                                 market capitalization ranges of large, mid and
                                                 small.

QUANTITATIVE MID CAP FUND            0.82%       Seeks long-term growth of capital by normally
MFC Global Investment                            investing at least 80% of its total assets (plus
Management (U.S.A.) Limited                      any borrowings for investment purposes) in U.S.
                                                 mid-cap stocks, convertible preferred stocks,
                                                 convertible bonds and warrants.

QUANTITATIVE VALUE FUND              0.76%       Seeks long-term capital appreciation by investing
MFC Global Investment                            primarily in large-cap U.S. securities with the
Management (U.S.A.) Limited                      potential for long-term growth of capital.

REAL ESTATE SECURITIES FUND          0.74%       Seeks to achieve a combination of long-term capital
Deutsche Asset Management Inc.                   appreciation and current income by normally
                                                 investing at least 80% of its net assets (plus any
                                                 borrowings for investment purposes) in equity
                                                 securities of real estate investment trusts
                                                 ("REITs") and real estate companies.

SCIENCE & TECHNOLOGY FUND            1.12%       Seeks long-term growth of capital by normally
T. Rowe Price Associates, Inc.                   investing at least 80% of its net assets (plus any
                                                 borrowings for investment purposes) in common
                                                 stocks of companies expected to benefit from the
                                                 development, advancement, and use of science and
                                                 technology. Current income is incidental to the
                                                 fund's objective.

SMALL CAP FUND                       0.92%       Seeks maximum capital appreciation consistent with
Independence Investment LLC                      reasonable risk to principal by normally investing
                                                 at least 80% of its net assets in equity securities
                                                 of companies whose market capitalizations are under
                                                 $2 billion.

SMALL CAP GROWTH FUND                1.54%       Seeks long-term capital appreciation by normally
Wellington Management                            investing primarily in small-cap companies believed
Company, LLP                                     to offer above average potential for growth in
                                                 revenues and earnings.

SMALL CAP INDEX FUND                 0.54%       Seeks to approximate the aggregate total return of
MFC Global Investment                            a small cap U.S. domestic equity market index by
Management (U.S.A.) Limited                      attempting to track the performance of the Russell
                                                 2000 Index.*

SMALL CAP OPPORTUNITIES FUND         1.06%       Seeks long-term capital appreciation by normally
Munder Capital Management                        investing at least 80% of its assets in equity
                                                 securities of companies with market capitalizations
                                                 within the range of the companies in the Russell
                                                 2000 Index.

SMALL CAP VALUE FUND                 1.54%       Seeks long-term capital appreciation by normally
Wellington Management                            investing at least 80% of its assets in small-cap
Company, LLP                                     companies that are believed to be undervalued by
                                                 various measures and to offer good prospects for
                                                 capital appreciation.

SMALL COMPANY FUND                   1.13%       Seeks long-term capital growth by normally
American Century Investment                      investing primarily in equity securities of
Management, Inc.                                 smaller-capitalization U.S. companies. The
                                                 subadviser uses quantitative, computer-driven
                                                 models to construct the fund's portfolio of stocks.

                                   ESTIMATED
FUND AND SUBADVISER(S)           EXPENSE RATIO   GOAL AND PRINCIPAL STRATEGY
----------------------           -------------   ---------------------------
SMALL COMPANY GROWTH FUND            1.15%       Seeks long-term growth of capital by normally
AIM Capital Management, Inc.                     investing at least 80% of its assets in securities
                                                 of small-capitalization companies. The subadviser
                                                 seeks to identify those companies that have strong
                                                 earnings momentum or demonstrate other potential
                                                 for growth of capital.

SMALL COMPANY VALUE FUND             1.08%       Seeks long-term growth of capital by investing
T. Rowe Price Associates, Inc.                   primarily in small companies whose common stocks
                                                 are believed to be undervalued. The fund will
                                                 normally invest at least 80% of its net assets
                                                 (plus any borrowings for investment purposes) in
                                                 companies with market capitalizations that do not
                                                 exceed the maximum market capitalization of any
                                                 security in the Russell 2000 Index at the time of
                                                 purchase.

SPECIAL VALUE FUND                   1.08%       Seeks long-term capital growth by normally
Salomon Brothers Asset                           investing at least 80% of its net assets in common
Management Inc                                   stocks and other equity securities of companies
                                                 whose market capitalizations at the time of
                                                 investment are no greater than the market
                                                 capitalization of companies in the Russell 2000
                                                 Value Index.

STRATEGIC VALUE FUND                 0.94%       Seeks capital appreciation by normally investing at
Massachusetts Financial                          least 65% of its net assets in common stocks and
Services Company                                 related securities of companies which the
                                                 subadviser believes are undervalued in the market
                                                 relative to their long term potential.

TOTAL STOCK MARKET INDEX FUND        0.54%       Seeks to approximate the aggregate total return of
MFC Global Investment                            a broad U.S. domestic equity market index by
Management (U.S.A.) Limited                      attempting to track the performance of the Wilshire
                                                 5000 Equity Index.*

U.S. GLOBAL LEADERS GROWTH           0.78%       Seeks long-term growth of capital by normally
FUND                                             investing primarily in common stocks of "U.S.
Sustainable Growth                               Global Leaders" as determined by the subadviser.
Advisers, L.P.

U.S. MULTI SECTOR FUND               0.81%       Seeks total return greater than its benchmark, the
Grantham, Mayo, Van Otterloo &                   Russell 3000 Index. The fund normally invests in
Co. LLC                                          securities in the Wilshire 5000 Index, an
                                                 independently maintained index which measures the
                                                 performance of all equity securities (with readily
                                                 available price data) of issuers with headquarters
                                                 in the U.S. The fund normally at lest 80% of its
                                                 assets in investments tied economically to the U.S.

UTILITIES FUND                       1.14%       Seeks capital growth and current income (income
Massachusetts Financial                          above that available from a portfolio invested
Services Company                                 entirely in equity securities) by normally
                                                 investing at least 80% of its net assets (plus any
                                                 borrowings for investment purposes) in equity and
                                                 debt securities of domestic and foreign companies
                                                 in the utilities industry.

VALUE & RESTRUCTURING FUND           0.90%       Seeks long-term capital appreciation by investing
United States Trust Company                      primarily (at least 65% of its assets) in common
                                                 stocks of U.S. and, to a lesser extent, foreign
                                                 companies whose share prices, in the opinion of the
                                                 subadviser, do not reflect the economic value of
                                                 company assets, but where the subadviser believes
                                                 restructuring efforts or industry consolidation
                                                 will serve to highlight true company values. The
                                                 subadviser looks for companies as to which
                                                 restructuring activities, such as consolidations,
                                                 outsourcing, spin-offs or reorganizations
                                                 (including companies that have filed for protection
                                                 from creditors under the U.S. Bankruptcy Code),
                                                 will offer significant value to the issuer and
                                                 increase its investment potential.

VALUE FUND                           0.86%       Seeks to realize an above-average total return over
Van Kampen                                       a market cycle of three to five years, consistent
                                                 with reasonable risk, by investing primarily in
                                                 equity securities of companies with capitalizations
                                                 similar to the market capitalizations of companies
                                                 in the Russell Midcap Value Index.

                                   ESTIMATED
FUND AND SUBADVISER(S)           EXPENSE RATIO   GOAL AND PRINCIPAL STRATEGY
----------------------           -------------   ---------------------------
VALUE OPPORTUNITIES FUND             0.88%       Seeks long-term capital growth by seeking to
Grantham, Mayo, Van Otterloo &                   outperform its benchmark, the Russell 2500 Value
Co. LLC                                          Index. The fund typically makes equity investments
                                                 in companies whose stocks are included in the
                                                 Russell 2500 Index, or in companies with total
                                                 market capitalizations similar such companies
                                                 ("small cap companies"). The fund normally invests
                                                 at least 80% of its assets in securities of small
                                                 cap companies.

VISTA FUND                           0.97%       Seeks long-term capital growth by normally
American Century Investment                      investing in common stocks of U.S. and foreign
Management, Inc.                                 companies that are medium-sized and smaller at the
                                                 time of purchase. The fund also may invest in
                                                 domestic and foreign preferred stocks, convertible
                                                 debt securities, equity-equivalent securities,
                                                 non-leveraged futures contracts and options, notes,
                                                 bonds and other debt securities. The subadviser
                                                 looks for stocks of medium-sized and smaller
                                                 companies it believes will increase in value over
                                                 time, using a proprietary investment strategy.

EQUITY UNDERLYING FUNDS - JOHN HANCOCK FUNDS III

                                   ESTIMATED
FUND AND SUBADVISER(S)           EXPENSE RATIO   GOAL AND PRINCIPAL STRATEGY
----------------------           -------------   ---------------------------
ACTIVE VALUE FUND                    0.90%       Seeks long-term capital growth by seeking to
Grantham, Mayo, Van Otterloo &                   outperform its benchmark, the Russell 1000 Value
Co. LLC                                          Index. The fund typically makes equity investments
                                                 in U.S. companies whose stocks are included in the
                                                 Russell 1000 Index, or in companies with size and
                                                 value characteristics similar to those of
                                                 companies with stocks in the Index.

GLOBAL FUND                          1.17%       Seeks to achieve high total return by seeking to
Grantham, Mayo, Van Otterloo &                   outperform its benchmark, the S&P/Citigroup
Co. LLC                                          Primary Market Index ("PMI") World Growth Index.
                                                 The fund typically invests in a diversified
                                                 portfolio of equity investments from the world's
                                                 developed markets.

GROWTH FUND                          0.90%       Seeks long-term capital growth by seeking to
Grantham, Mayo, Van Otterloo &                   outperform its benchmark, the Russell 1000 Growth
Co. LLC                                          Index. The fund typically makes equity investments
                                                 in U.S. companies whose stocks are included in the
                                                 Russell 1000 Index, or in companies with size and
                                                 growth characteristics similar to those of
                                                 companies with stocks in the Index.

GROWTH OPPORTUNITIES FUND            0.88%       Seeks long-term capital growth by seeking to
Grantham, Mayo, Van Otterloo &                   outperform its benchmark, the Russell 2500 Growth
Co. LLC                                          Index. The fund typically makes equity investments
                                                 in companies whose stocks are included in the
                                                 Russell 2500 Index, or in companies with total
                                                 market capitalizations similar such companies
                                                 ("small cap companies"). The fund normally invests
                                                 at least 80% of its assets in investments in small
                                                 cap companies.

INTERNATIONAL CORE FUND              1.05%       Seeks to achieve high total return by seeking to
Grantham, Mayo, Van Otterloo &                   outperform its benchmark, the MSCI EAFE Index. The
Co. LLC                                          fund normally invests 80% of its assets in equity
                                                 securities and typically invests in a diversified
                                                 mix of equity investments from developed markets
                                                 outside the U.S.

INTERNATIONAL GROWTH FUND            1.08%       Seeks to achieve high total return by seeking to
Grantham, Mayo, Van Otterloo &                   outperform its benchmark, the S&P/Citigroup
LLC                                              Primary Market Index ("PMI") Europe, Pacific, Asia
                                                 Composite ("EPAC") Growth Style Index.* The fund
                                                 typically invests in a diversified mix of equity
                                                 investments from developed markets outside the
                                                 U.S.

                                   ESTIMATED
FUND AND SUBADVISER(S)           EXPENSE RATIO   GOAL AND PRINCIPAL STRATEGY
----------------------           -------------   ---------------------------
INTRINSIC VALUE FUND                 0.84%       Seeks long-term capital growth by seeking to
Grantham, Mayo, Van Otterloo &                   outperform its benchmark, the Russell 1000 Value
Co. LLC                                          Index. The fund typically makes equity investments
                                                 in U.S. companies whose stocks are included in the
                                                 Russell 1000 Index, or in companies with size and
                                                 growth characteristics similar to those of
                                                 companies with stocks in the Index.

U.S. CORE FUND                       0.83%       Seeks to achieve a high total return by
Grantham, Mayo, Van Otterloo &                   outperforming its benchmark, the S&P 500 Index.
Co. LLC                                          The fund normally invests at least 80% of its
                                                 assets in investments tied economically to the
                                                 U.S. and typically makes equity investments in
                                                 larger capitalized U.S. companies to gain broad
                                                 exposure to the U.S. equity market.

U.S. QUALITY EQUITY FUND             0.85%       Seeks to achieve a high total return by
Grantham, Mayo, Van Otterloo &                   outperforming its benchmark, the S&P 500 Index.
Co. LLC                                          The fund normally invests at least 80% of its
                                                 assets in investments tied economically to the
                                                 U.S. and typically makes equity investments in
                                                 larger capitalized U.S. companies to gain broad
                                                 exposure to the U.S. equity market. The fund
                                                 typically holds between 40 and 80 stocks.

VALUE OPPORTUNITIES FUND             0.89%       Seeks long-term capital growth by seeking to
Grantham, Mayo, Van Otterloo &                   outperform its benchmark, the Russell 2500 Value
Co. LLC                                          Index. The fund typically makes equity investments
                                                 in companies whose stocks are included in the
                                                 Russell 2500 Index, or in companies with total
                                                 market capitalizations similar such companies
                                                 ("small cap companies"). The fund normally
                                                 invests at least 80% of its assets in securities
                                                 of small cap companies.

----------
* "Standard & Poor's(R)," "S&P 500(R)," "Standard and Poor's 500(R)" and "S&P Mid Cap 400(R)" are trademarks of The McGraw-Hill Companies, Inc. "Russell 2000(R)," "Russell 2000(R) Growth" and "Russell 3000(R)" are trademarks of Frank Russell Company. "Wilshire 5000(R)" is a trademark of Wilshire Associates. "MSCI All Country World ex US Index" and "EAFE(R)" are trademarks of Morgan Stanley & Co. Incorporated. None of the index funds are sponsored, endorsed, managed, advised, sold or promoted by any of these companies, and none of these companies make any representation regarding the advisability of investing in the funds.

FUND DETAILS

BUSINESS STRUCTURE

The diagram below shows the basic business structure used by John Hancock Funds
II. The Board of Trustees of John Hancock Funds II oversees its business activities and retains the services of the various firms that carry out the operations of the funds.

The Trustees have the power to change the respective investment goal of each of the Lifestyle Portfolios without shareholder approval.

MANAGEMENT FEES The Fund pays the Adviser a fee for each Lifestyle Portfolio. The fee is stated as an annual percentage of the current value of the aggregate assets of all the Lifestyle Portfolios (together with the assets of all the Lifestyle Trusts of John Hancock Trust) determined in accordance with the following schedule and that rate is applied to the assets of each fund.

                             MANAGEMENT FEE SCHEDULE

                                               FIRST      EXCESS OVER
                                           $7.5 BILLION   $7.5 BILLION
                                           ------------   ------------
Aggregate Assets of Lifestyle Portfolios
   and JHT Lifestyle Trusts                   0.050%         0.040%

[DIAGRAM]

Shareholders

Financial services firms and their representatives

     Advise current and prospective shareholders on their fund investments, often in the context of an overall financial plan.

Distribution and shareholder services

Principal distributor

     John Hancock Funds, LLC

     Markets the funds distributes shares through selling brokers, financial planners and other financial representatives.

Transfer agent

     John Hancock Signature Services, Inc.

     Handles shareholder services, including recordkeeping and statements, distribution of dividends and processing of buy and sell requests.

Asset management

Custodian

     State Street Bank and Trust Company
     225 Franklin Street
     Boston, Massachusetts 02110

     Holds the funds' assets, settles all portfolio trades and collects most of the valuation data required for calculating each fund's NAV.

Investment adviser

     John Hancock Investment Management Services, LLC
     601 Congress Street
     Boston, Massachusetts 02210

     Manages the funds' business and investment activities.

Subadviser

     MFC Global Investment Management (U.S.A.) Limited
     200 Bloor Street East
     Toronto, Ontario, Canada M4W 1E5

     Provides portfolio management to the funds.

Subadviser consultant

     Deutsche Asset Management, Inc.
     345 Park Avenue

     New York, New York 10154

     Provides assets allocation consulting services to the subadviser.

Trustees

     Oversee the funds' activities.

[END OF DIAGRAM]

SUBADVISER

MFC Global (U.S.A.) is the subadviser to each of the Lifestyle Portfolios. MFC Global (U.S.A.) provides investment advisory services to individual and institutional investors and is a wholly-owned subsidiary of MFC.

DeAM provides subadvisory consulting services to MFC Global (U.S.A.) in its management of the Lifestyle Portfolios. DeAM provides investment advisory services to retail and institutional clients. DeAM is a wholly-owned subsidiary of Deutsche Bank AG, an international commercial and investment banking group.

The subadviser is compensated by the Adviser, and not by any of the Lifestyle Portfolios. Similarly, DeAM is compensated by the subadviser, and not by any of the Lifestyle Portfolios.

Pursuant to an order received from the SEC, the Adviser is permitted to appoint a new subadviser for a fund or change the terms of a subadvisory agreement without obtaining shareholder approval. As a result, the Fund is able from time to time to change fund subadvisers or the fees paid to subadvisers without the expense and delays associated with holding a shareholders' meeting. The SEC order does not, however, permit the Adviser to appoint a subadviser that is an affiliate of the Adviser or the Fund (other than by reason of serving as a subadviser) or change the subadvisory fee of an affiliated subadviser without shareholder approval.

PORTFOLIO MANAGER

Steve Orlich is the portfolio manager for each Lifestyle Portfolio. He joined MFC Global (U.S.A.) in 1998 and is Vice President and Senior Portfolio Manager, Asset Allocation. The Fund's Statement of Additional Information includes additional information about Mr. Orlich's compensation, the accounts he manages other than the Lifestyle Portfolios and his ownership of shares of the funds, if any.

FINANCIAL HIGHLIGHTS

John Hancock Funds II commenced operations on October __, 2005, after a reorganization in which it succeeded to the operations of Series I and NAV shares of certain portfolios of John Hancock Trust ("JHT"). These tables are intended to help investors understand the financial performance of each fund (including its predecessor portfolio) for the past five years (or since inception in the case of a fund in operation for less than five years). Certain information reflects financial results for a single share of a fund.

For each of the Lifestyle Portfolios, financial highlights are presented below for the Series I shares of the predecessor JHT portfolio from inception of the Series I shares through December 31 of each fiscal year shown and for the fiscal period ended June 30, 2005. The total returns presented represent the rates that an investor would have earned (or lost) on an investment in the Series I shares of a particular predecessor portfolio (assuming reinvestment of all dividends and distributions).

                          [TO BE INSERTED BY AMENDMENT]

                                  [BACK COVER]

FOR MORE INFORMATION

The following documents are available that offer further information on John Hancock Funds II:

ANNUAL/SEMI-ANNUAL REPORT TO SHAREHOLDERS

The annual and semi-annual reports to shareholders of John Hancock Trust ("JHT") include, with respect to the predecessor JHT portfolios of the Lifestyle Portfolios, financial statements, a discussion of the market conditions and investment strategies that significantly affected performance, as well as the auditors' report (in annual report only).

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI of John Hancock Funds II contains more detailed information on all aspects of the Lifestyle Portfolios, including a summary of the policy of John Hancock Funds II regarding disclosure of the funds' portfolio holdings. The current SAI has been filed with the SEC and is incorporated by reference into (is legally a part of) this prospectus.

TO REQUEST A FREE COPY OF THE CURRENT ANNUAL/SEMI-ANNUAL REPORTS OF JHT OR THE SAI OF JOHN HANCOCK FUNDS II, PLEASE CONTACT JOHN HANCOCK:

By mail: John Hancock Signature Services, Inc.
1 John Hancock Way, Suite 1001
Boston, MA 02217-1001

By phone: 1-888-972-8696

By EASI-Line: 1-800-338-8080

By TDD: 1-800-554-6713

On the Internet: www.jhfunds.com

OR YOU MAY VIEW OR OBTAIN THESE DOCUMENTS AND OTHER INFORMATION ABOUT THE FUND FROM THE SEC:

By mail: Public Reference Section
Securities and Exchange Commission
Washington, DC 20549-0102
(duplicating fee required)

In person: at the SEC's Public Reference Room in Washington, DC. For access to the Reference Room call 1-202-942-8090

By electronic request: publicinfo@sec.gov
(duplicating fee required)

On the Internet: www.sec.gov

1940 Act File No. 811-21799

[JOHN HANCOCK FUNDS II LOGO]

THE INFORMATION IN THIS PROSPECTUS IS NOT COMPLETE AND MAY BE CHANGED. WE MAY NOT SELL THESE SECURITIES UNTIL THE POST-EFFECTIVE AMENDMENT TO THE REGISTRATION STATEMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION WITH RESPECT TO THESE SECURITIES IS EFFECTIVE. THIS PROSPECTUS IS NOT AN OFFER TO SELL THESE SECURITIES AND IT IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE THE OFFER OR SALE IS NOT PERMITTED.

        SUBJECT TO COMPLETION: PRELIMINARY PROSPECTUS DATED _______, 2005

                                   ----------

JOHN HANCOCK FUNDS II

PROSPECTUS DATED _________, 2005

THE LIFESTYLE PORTFOLIOS

     -    Lifestyle Aggressive Portfolio

     -    Lifestyle Growth Portfolio

     -    Lifestyle Balanced Portfolio

     -    Lifestyle Moderate Portfolio

     -    Lifestyle Conservative Portfolio

CLASS 1 AND CLASS 3 SHARES

[JOHN HANCOCK FUNDS II LOGO]

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these funds or determined whether the information in this prospectus is adequate and accurate. Anyone who indicates otherwise is committing a federal crime.

CONTENTS

                                                                         PAGE
                                                                      ----------
OVERVIEW
THE LIFESTYLE PORTFOLIOS
   Lifestyle Aggressive Portfolio
   Lifestyle Growth Portfolio
   Lifestyle Balanced Portfolio
   Lifestyle Moderate Portfolio
   Lifestyle Conservative Portfolio
YOUR ACCOUNT
   Class 1 and Class 3 shares
   Transaction policies
   Dividends and account policies
INFORMATION ABOUT THE UNDERLYING FUNDS
   Risks of investing in underlying funds
   Description of underlying funds
FUND DETAILS
   Business structure
   Financial highlights
FOR MORE INFORMATION                                                  Back Cover

OVERVIEW

JOHN HANCOCK FUNDS II

- THE LIFESTYLE PORTFOLIOS

This prospectus provides information about the five Lifestyle Portfolios which are funds of John Hancock Funds II (sometimes referred to as the "Fund"). Each of the Lifestyle Portfolios is a "fund of funds" which currently invests in a number of other funds of John Hancock Funds II as well as in funds of John Hancock Funds III and may in the future also invest in other funds for which the Fund's investment adviser or any of its affiliates serves as investment adviser ("underlying funds"). The Lifestyle Portfolios seek to provide a variety of comprehensive investment programs designed for differing investment orientations by means of selected investment allocations among the underlying funds.

This prospectus relates to the Class 1 and Class 3 shares of the Lifestyle Portfolios.

RISKS OF MUTUAL FUNDS

Mutual funds are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Because you could lose money by investing in these funds, be sure to read all risk disclosure carefully before investing.

INVESTMENT MANAGEMENT

John Hancock Investment Management Services, LLC (the "Adviser") is the investment adviser to John Hancock Funds II and each of the Lifestyle Portfolios as well as to John Hancock Funds III. The Adviser administers the business and affairs of John Hancock Funds II and retains and compensates an investment subadviser to manage the assets of the Lifestyle Portfolios. The Adviser and the subadviser to the Lifestyle Portfolios are registered as investment advisers under the Investment Advisers Act of 1940. The Adviser is a wholly-owned subsidiary of Manulife Financial Corporation ("MFC"), a publicly traded company based in Toronto, Canada. MFC and its subsidiaries operate as "Manulife Financial" in Canada and Asia and primarily as "John Hancock" in the U.S.

FUND INFORMATION KEY

Concise descriptions of each of the Lifestyle Portfolios are set forth below. Each description provides the following information:

[GRAPHIC]

GOAL AND STRATEGY

The fund's particular investment goals and the strategies it intends to use in pursuing those goals.

[GRAPHIC]

PAST PERFORMANCE

The fund's total return, measured year-by-year and over time.

[GRAPHIC]

MAIN RISKS

The major risk factors associated with the fund.

[GRAPHIC]

YOUR EXPENSES

The overall costs borne by an investor in the fund, including annual expenses.

THE LIFESTYLE PORTFOLIOS

There are five Lifestyle Portfolios: Aggressive, Growth, Balanced, Moderate and Conservative. Each Lifestyle Portfolio is a "fund of funds" which invests in a number of other funds of John Hancock Funds II as well as funds of John Hancock Funds III ("underlying funds").

Because investors have different investment goals, risk tolerances, investment time horizons and financial circumstances, the Lifestyle Portfolios offer five distinct, comprehensive investment programs designed for differing investment orientations. Each Lifestyle Portfolio has a target percentage allocation between the two kinds of underlying funds: those that invest primarily in equity securities ("equity funds") and those that invest primarily in fixed-income securities ("fixed-income funds").

                                                                       TARGET ALLOCATION AMONG
                                                                          UNDERLYING FUNDS:
LIFESTYLE      INVESTMENT                                         ---------------------------------
PORTFOLIO      OBJECTIVE                                          EQUITY FUNDS   FIXED-INCOME FUNDS
------------   ------------------------------------------------   ------------   ------------------
Aggressive     Long-term growth of capital. Current income is         100%               --
               not a consideration.

Growth         Long-term growth of capital. Current income is          80%               20%
               also a consideration.

Balanced       A balance between a high level of current income        60%               40%
               and growth of capital, with a greater emphasis
               on growth of capital.

Moderate       A balance between a high level of current income        40%               60%
               and growth of capital, with a greater emphasis
               on income.

Conservative   A high level of current income with some                20%               80%
               consideration given to growth of capital.

The Lifestyle Portfolios offer a number of share classes which have different expense and distribution or shareholder services arrangements. Each Lifestyle Portfolio, however, invests only in Class NAV shares of the underlying funds. Class NAV shares are sold without any sales charge and are not subject to distribution or Rule 12b-1 fees.

Each Lifestyle Portfolio is monitored daily. To maintain target allocations in the underlying funds, daily cash flow for each Lifestyle Portfolio will be directed to its underlying funds that most deviate from target. Quarterly, the subadviser may also rebalance each Lifestyle Portfolio's underlying funds to maintain target allocations. The subadviser may from time to time adjust the percent of assets invested in any specific underlying funds held by a Lifestyle Portfolio. Such adjustments may be made to increase or decrease the Lifestyle Portfolio's holdings of particular asset classes, such as common stocks of foreign issuers, or to adjust portfolio quality or the duration of fixed income securities. Adjustments may also be made to increase or reduce the percent of the Lifestyle Portfolio's assets subject to the management of a particular underlying fund subadviser. In addition, changes may be made to reflect fundamental changes in the investment environment.

The investment performance of each Lifestyle Portfolio will reflect both its subadviser's allocation decisions with respect to underlying funds and the investment decisions made by the of the underlying funds' subadvisers. Each Lifestyle Portfolio bears its own expenses and, in addition, indirectly bears its proportionate share of the expenses of the underlying funds in which it invests.

UNDERLYING FUNDS For a brief description of each underlying fund and its categorization as an equity or a fixed-income fund, see p. __.

Because the Lifestyle Portfolios invest principally in shares of underlying funds, each is considered "non-diversified." Generally, a non-diversified fund may be affected more than a diversified fund by a change in the financial condition, or the financial markets' assessment, of a company whose securities are held by the fund. This risk is greatly reduced in the case of the Lifestyle Portfolios since the underlying funds in which they invest have diverse holdings.

SUBADVISER AND CONSULTANT MFC Global Investment Management (U.S.A.) Limited ("MFC Global (U.S.A.)") is the subadviser to the Lifestyle Portfolios and formulates a continuous investment program for each consistent with its investment goal and strategies.

Deutsche Asset Management, Inc. ("DeAM") provides subadvisory consulting services to MFC Global (U.S.A.) in its management of the Lifestyle Portfolios.

LIFESTYLE AGGRESSIVE PORTFOLIO

SUBADVISER: MFC Global (U.S.A.)

[GRAPHIC]

GOAL AND STRATEGY

The fund seeks long-term growth of capital. Current income is not a consideration. To pursue this goal, the fund, which is a fund of funds, normally invests approximately 100% of its assets in underlying funds which invest primarily in equity securities.

Variations in the target percentage allocation between underlying funds which invest primarily in equity securities and underlying funds which invest primarily in fixed-income securities are permitted up to 10%. Thus, based on its target percentage allocation of approximately 100% of assets in equity funds, the fund may have an equity/fixed- income fund allocation of 90%/10%. Although variations beyond the 10% range are generally not permitted, MFC Global (U.S.A.) may determine in light of market or economic conditions that the normal percentage limitations should be exceeded to protect the fund or to achieve its objective.

Within the prescribed percentage allocation, MFC Global (U.S.A.) selects the percentage level to be maintained in specific underlying funds. The assets of the fund are rebalanced quarterly to maintain the selected percentage level. MFC Global (U.S.A.) may from time to time adjust the percent of assets invested in any specific underlying funds to increase or decrease the fund's holdings of particular assets classes, such as common stocks of foreign issuers, to adjust portfolio quality or the duration of fixed income securities, to increase or reduce the percent of the fund's assets subject to the management of a particular subadviser or to reflect fundamental changes in the investment environment.

For defensive purposes in abnormal market conditions or to meet redemption requests or make anticipated cash payments, the fund may temporarily invest extensively in cash and cash equivalents. In taking these measures, the fund might not achieve its investment goal.

[GRAPHIC]

PAST PERFORMANCE

The graph shows, for Class 1 shares, how the fund's total return has varied from year to year, while the table shows performance of Class 1 and Class 3 shares over time (along with a broad-based market index for reference). This information may help provide an indication of the fund's risks. For periods prior to October __, 2005, the date on which the fund commenced operations, historical performance of the fund's shares is based on the performance of the Series I shares of the fund's predecessor John Hancock Trust ("JHT") portfolio, the Lifestyle Aggressive 1000 Trust, as indicated in the notes to the table. All figures assume dividend reinvestment. Past performance does not indicate future results.

CLASS 1, TOTAL RETURNS

Best Quarter: Q2 '03, 18.07%
Worst Quarter: Q3 '02, -18.84%

INDEX (reflects no fees or taxes)

S&P 500 INDEX -- an unmanaged index comprised of 500 stocks chosen for market size, liquidity and industry group that is designed to reflect the risk/return characteristics of the universe of large-cap stocks.

CLASS 1 CALENDAR YEAR TOTAL RETURNS

[BAR CHART]

1997   1998   1999   2000    2001    2002   2003   2004
----   ----   ----   ----   -----   -----   ----   ----
10.9%   4.8%  14.6%  -5.1%  -13.8%  -20.7%  34.9%  16.1%

The year-to-date return as of September 30, 2005 is ____%.

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12-31-04 (a)

                                     SINCE
                1 YEAR   5 YEARS   INCEPTION
                ------   -------   ---------
Class 1         16.06%     0.30%     3.84%
Class 3(b)      16.06%     0.30%     3.84%
S&P 500 Index   10.87%    -2.30%     7.77%

----------
(a) The Series I shares of the predecessor JHT portfolio commenced operations on May 7, 1997. For periods prior to October __, 2005, the performance shown reflects the performance of the Series I shares of the predecessor portfolio.

(b) This share class has higher expenses than the Series I shares of the predecessor portfolio. Performance would be lower if adjusted for these higher expenses.

[GRAPHIC]

MAIN RISKS

The fund is subject to the same risks as the underlying funds in which it invests. The fund invests primarily in underlying funds which invest in equity securities, including foreign securities.

     - EQUITY SECURITIES RISK. Stock markets are volatile, and the price of equity securities such as common and preferred stocks (and their equivalents) will fluctuate. The value of equity securities purchased by the underlying funds could decline if the financial condition of the companies in which they invest decline or if overall market and economic conditions deteriorate.

     - FOREIGN SECURITIES RISK. Foreign securities involve special risks, including potentially unfavorable currency exchange rates, limited government regulation (including less stringent investor protection and disclosure standards) and exposure to possible economic, political and social instability.

For a more complete description of the risks associated with investments in the underlying funds, see "Information About the Underlying Funds - Risks of Investing in Underlying Funds."

[GRAPHIC]

YOUR EXPENSES

Operating expenses are paid from the fund's assets, and therefore are paid by shareholders indirectly.

ANNUAL OPERATING EXPENSES (A)            CLASS 1   CLASS 3
-----------------------------            -------   -------
Management fee                            0.05%     0.05%
Distribution and service (12b-1) fees     0.05%     0.55%
Other expenses                            0.02%     0.29%
Total fund operating expenses             0.12%     0.89%
Contractual expense reimbursement (at
   least until 11-1-06) (b)                N/A      0.27%
Net fund operating expenses               0.12%     0.62%
Estimated underlying fund expenses (c)    0.94%     0.94%
Net fund operating expenses and
   underlying fund expenses               1.06%     1.56%

----------
(a)  Based on estimated expenses for the current fiscal year.

(b) The Adviser has contractually agreed to waive advisory fees or reimburse fund expenses for Class 3 shares to the extent of all transfer agency fees, blue sky fees and printing and postage expenses attributable to the class. This agreement remains in effect until November 1, 2006 and may thereafter may be terminated by the Adviser at any time.

(c) The fund's shareholders bear indirectly the expenses of the Class NAV shares of the underlying funds in which the fund invests. Underlying fund expenses are based on the allocation of the fund's assets among underlying funds, and the total fund operating expenses of the underlying funds will vary with changes in allocations and underlying fund expenses. For the estimated expense ratio of each of the underlying funds in which the fund may invest, see "Information About the Underlying Funds - Description of Underlying Funds."

The hypothetical example below shows what your expenses would be after any contractual expense reimbursements (first year only) if you invested $10,000 over the time periods indicated, assuming you reinvested all distributions and that the average annual return was 5%. The example is for comparison only, and does not represent the fund's actual expenses and returns, either past or future.

EXPENSES   YEAR 1   YEAR 3   YEAR 5   YEAR 10
--------   ------   ------   ------   -------
Class 1     $108     $337     $585     $1,294
Class 3     $159     $549     $965     $2,126

FUND CODES

CLASS 1   Ticker              JILAX
          CUSIP               47803V549
          Newspaper
          SEC number          811-21779
          JH II fund number

CLASS 3   Ticker
          CUSIP
          Newspaper
          SEC number           811-21779
          JH II fund number

LIFESTYLE GROWTH PORTFOLIO

SUBADVISER: MFC Global (U.S.A.)

[GRAPHIC]

GOAL AND STRATEGY

The fund seeks long-term growth of capital. Current income is also a consideration. To pursue this goal, the fund, which is a fund of funds, normally invests approximately 80% of its assets in underlying funds which invest primarily in equity securities and approximately 20% in underlying funds which invest primarily in fixed-income securities.

Variations in the target percentage allocation between underlying funds which invest primarily in equity securities and underlying funds which invest primarily in fixed-income securities are permitted up to 10% in either direction. Thus, based on its target percentage allocation of approximately 80% of assets in equity funds and 20% in fixed-income funds, the fund may have an equity/fixed-income fund allocation of 90%/10% or 70%/30%. Although variations beyond the 10% range are generally not permitted, MFC Global (U.S.A.) may determine in light of market or economic conditions that the normal percentage limitations should be exceeded to protect the fund or to achieve its objective.

Within the prescribed percentage allocation, MFC Global (U.S.A.) selects the percentage level to be maintained in specific underlying funds. The assets of the fund are rebalanced quarterly to maintain the selected percentage level. MFC Global (U.S.A.) may from time to time adjust the percent of assets invested in any specific underlying funds to increase or decrease the fund's holdings of particular assets classes, such as common stocks of foreign issuers, to adjust portfolio quality or the duration of fixed income securities, to increase or reduce the percent of the fund's assets subject to the management of a particular subadviser or to reflect fundamental changes in the investment environment.

For defensive purposes in abnormal market conditions or to meet redemption requests or make anticipated cash payments, the fund may temporarily invest extensively in cash and cash equivalents. In taking these measures, the fund might not achieve its investment goal.

[GRAPHIC]

PAST PERFORMANCE

The graph shows, for Class 1 shares, how the fund's total return has varied from year to year, while the table shows performance of Class 1 and Class 3 shares over time (along with a broad-based market index for reference). This information may help provide an indication of the fund's risks. For periods prior to October __, 2005, the date on which the fund commenced operations, historical performance of the fund's shares is based on the performance of the Series I shares of the fund's predecessor John Hancock Trust ("JHT") portfolio, the Lifestyle Growth 820 Trust, as indicated in the notes to the table. All figures assume dividend reinvestment. Past performance does not indicate future results.

CLASS 1, TOTAL RETURNS

Best Quarter: Q2 '03, 14.90%
Worst Quarter: Q3 '02, -14.50%

INDEXES (reflect no fees or taxes)

S&P 500 INDEX -- an unmanaged index comprised of 500 stocks chosen for market size, liquidity and industry group that is designed to reflect the risk/return characteristics of the universe of large-cap stocks.

LEHMAN BROTHERS AGGREGATE BOND INDEX -- an unmanaged index comprised of the Lehman Brothers Government/Corporate Bond Index, the Lehman Brothers Mortgage-Backed Securities Index and the Lehman Brothers Asset-Backed Securities Index that measures the performance of investment grade securities having a maturity of at least one year and which have more than $100 million of securities outstanding.

COMBINED INDEX -- consists of 80% of the S&P 500 Index and 20% of the Lehman Brothers Aggregate Bond Index.

CLASS 1 CALENDAR YEAR TOTAL RETURNS

[BAR CHART]

1997   1998   1999   2000   2001    2002   2003   2004
----   ----   ----   ----   ----   -----   ----   ----
13.8%  6.1%   16.5%  -3.2%  -9.2%  -15.8%  29.6%  14.6%

The year-to-date return as of September 30, 2005 is ____%.

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12-31-04 (a)

                                                            SINCE
                                       1 YEAR   5 YEARS   INCEPTION
                                       ------   -------   ---------
Class 1                                14.57%     1.90%     5.62%
Class 3 (b)                            14.57%     1.90%     5.62%
S&P 500 Index                          10.88%    -2.30%     7.77%
Lehman Brothers Aggregate Bond Index    4.34%     7.71%     7.04%
Combined Index                          9.59%    -0.12%     8.05%

----------
(a) The Series I shares of the predecessor JHT portfolio commenced operations on May 7, 1997. For periods prior to October __, 2005, the performance shown reflects the performance of the Series I shares of the predecessor portfolio.

(b) This share class has higher expenses than the Series I shares of the predecessor portfolio. Performance would be lower if adjusted for these higher expenses.

[GRAPHIC]

MAIN RISKS

The fund is subject to the same risks as the underlying funds in which it invests. The fund invests in underlying funds which invest in equity securities and fixed-income securities, including foreign securities.

     - EQUITY SECURITIES RISK. Stock markets are volatile, and the price of equity securities such as common and preferred stocks (and their equivalents) will fluctuate. The value of equity securities purchased by the underlying funds could decline if the financial condition of the companies in which they invest decline or if overall market and economic conditions deteriorate.

     - FIXED-INCOME SECURITIES RISK. Fixed-income securities or bonds are subject to credit risk and interest rate risk. The credit rating of bonds in the underlying funds' portfolios could be downgraded or the issuer of a bond could default on its obligations. In general, lower-rated bonds involve more credit risk. When interest rates rise, bond prices generally fall.

     - HIGH YIELD SECURITIES RISK. Fixed-income securities that are not investment grade are commonly referred to as high yield securities or "junk bonds." These securities offer a potentially higher yield than other, higher rated securities, but they carry a greater degree of risk and are considered speculative by the major credit rating agencies.

     - FOREIGN SECURITIES RISK. Foreign securities involve special risks, including potentially unfavorable currency exchange rates, limited government regulation (including less stringent investor protection and disclosure standards) and exposure to possible economic, political and social instability.

For a more complete description of the risks associated with investments in the underlying funds, see "Information About the Underlying Funds - Risks of Investing in Underlying Funds."

[GRAPHIC]

YOUR EXPENSES

Operating expenses are paid from the fund's assets, and therefore are paid by shareholders indirectly.

ANNUAL OPERATING EXPENSES (A)                                    CLASS 1   CLASS 3
-----------------------------                                    -------   -------
Management fee                                                    0.05%     0.05%
Distribution and service (12b-1) fees                             0.05%     0.55%
Other expenses                                                    0.02%     0.29%
Total fund operating expenses                                     0.12%     0.89%
Contractual expense reimbursement (at least until 11-1-06) (b)     N/A      0.27%
Net fund operating expenses                                       0.12%     0.62%
Estimated underlying fund expenses (c)                            0.89%     0.89%
Net fund operating expenses and underlying fund expenses          1.01%     1.51%

----------
(a)  Based on estimated expenses for the current fiscal year.

(b) The Adviser has contractually agreed to waive advisory fees or reimburse fund expenses for Class 3 shares to the extent of all transfer agency fees, blue sky fees and printing and postage expenses attributable to the class. This agreement remains in effect until November 1, 2006 and may thereafter may be terminated by the Adviser at any time.

(c) The fund's shareholders bear indirectly the expenses of the Class NAV shares of the underlying funds in which the fund invests. Underlying fund expenses are based on the allocation of the fund's assets among underlying funds, and the total fund operating expenses of the underlying funds will vary with changes in allocations and underlying fund expenses. For the estimated expense ratio of each of the underlying funds in which the fund may invest, see "Information About the Underlying Funds - Description of Underlying Funds."

The hypothetical example below shows what your expenses would be after any contractual expense reimbursements (first year only) if you invested $10,000 over the time periods indicated, assuming you reinvested all distributions and that the average annual return was 5%. The example is for comparison only, and does not represent the fund's actual expenses and returns, either past or future.

EXPENSES   YEAR 1   YEAR 3   YEAR 5   YEAR 10
--------   ------   ------   ------   -------
Class 1     $103     $322     $558     $1,236
Class 3     $154     $534     $939     $2,072

FUND CODES

CLASS 1   Ticker              JILGX
          CUSIP               47803V341
          Newspaper
          SEC number          811-21779
          JH II fund number

CLASS 3   Ticker
          CUSIP
          Newspaper
          SEC number          811-21779
          JH II fund number

LIFESTYLE BALANCED PORTFOLIO

SUBADVISER: MFC Global (U.S.A.)

[GRAPHIC]

GOAL AND STRATEGY

The fund seeks a balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital. To pursue this goal, the fund, which is a fund of funds, normally invests approximately 60% of its assets in underlying funds which invest primarily in equity securities and approximately 40% in underlying funds which invest primarily in fixed-income securities.

Variations in the target percentage allocation between underlying funds which invest primarily in equity securities and underlying funds which invest primarily in fixed-income securities are permitted up to 10% in either direction. Thus, based on its target percentage allocation of approximately 60% of assets in equity funds and 40% in fixed-income funds, the fund may have an equity/fixed-income fund allocation of 70%/30% or 50%/50%. Although variations beyond the 10% range are generally not permitted, MFC Global (U.S.A.) may determine in light of market or economic conditions that the normal percentage limitations should be exceeded to protect the fund or to achieve its objective.

Within the prescribed percentage allocation, MFC Global (U.S.A.) selects the percentage level to be maintained in specific underlying funds. The assets of the fund are rebalanced quarterly to maintain the selected percentage level. MFC Global (U.S.A.) may from time to time adjust the percent of assets invested in any specific underlying funds to increase or decrease the fund's holdings of particular assets classes, such as common stocks of foreign issuers, to adjust portfolio quality or the duration of fixed income securities, to increase or reduce the percent of the fund's assets subject to the management of a particular subadviser or to reflect fundamental changes in the investment environment.

For defensive purposes in abnormal market conditions or to meet redemption requests or make anticipated cash payments, the fund may temporarily invest extensively in cash and cash equivalents. In taking these measures, the fund might not achieve its investment goal.

[GRAPHIC]

PAST PERFORMANCE

The graph shows, for Class 1 shares, how the fund's total return has varied from year to year, while the table shows performance of Class 1 and Class 3 shares over time (along with a broad-based market index for reference). This information may help provide an indication of the fund's risks. For periods prior to October __, 2005, the date on which the fund commenced operations, historical performance of the fund's shares is based on the performance of the Series I shares of the fund's predecessor John Hancock Trust ("JHT") portfolio, the Lifestyle Balanced 640 Trust, as indicated in the notes to the table. All figures assume dividend reinvestment. Past performance does not indicate future results.

CLASS 1, TOTAL RETURNS

Best Quarter: Q2 '03, 11.62%
Worst Quarter: Q3 '98, -10.36%

INDEXES (reflect no fees or taxes)

S&P 500 INDEX -- an unmanaged index comprised of 500 stocks chosen for market size, liquidity and industry group that is designed to reflect the risk/return characteristics of the universe of large-cap stocks.

LEHMAN BROTHERS AGGREGATE BOND INDEX -- an unmanaged index comprised of the Lehman Brothers Government/Corporate Bond Index, the Lehman Brothers Mortgage-Backed Securities Index and the Lehman Brothers Asset-Backed Securities Index that measures the performance of investment grade securities having a maturity of at least one year and which have more than $100 million of securities outstanding.

COMBINED INDEX -- consists of 60% of the S&P 500 Index and 40% of the Lehman Brothers Aggregate Bond Index.

CLASS 1 CALENDAR YEAR TOTAL RETURNS

[BAR CHART]

1997   1998   1999   2000   2001    2002   2003   2004
----   ----   ----   ----   ----   -----   ----   ----
14.1%  5.7%   12.4%  2.3%   -4.9%  -10.0%  24.0%  13.5%

The year-to-date return as of September 30, 2005 is ____%.

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12-31-04 (a)

                                                            SINCE
                                       1 YEAR   5 YEARS   INCEPTION
                                       ------   -------   ---------
Class 1                                13.49%     4.29%     6.65%
Class 3 (b)                            13.49%     4.29%     6.65%
S&P 500 Index                          10.88%    -2.30%     7.77%
Lehman Brothers Aggregate Bond Index    4.34%     7.71%     7.04%
Combined Index                          8.29%     1.98%     7.98%

----------
(a) The Series I shares of the predecessor JHT portfolio commenced operations on May 7, 1997. For periods prior to October __, 2005, the performance shown reflects the performance of the Series I shares of the predecessor portfolio.

(b) This share class has higher expenses than the Series I shares of the predecessor portfolio. Performance would be lower if adjusted for these higher expenses.

[GRAPHIC]

MAIN RISKS

The fund is subject to the same risks as the underlying funds in which it invests. The fund invests in underlying funds which invest in equity securities and fixed-income securities, including foreign securities.

     - EQUITY SECURITIES RISK. Stock markets are volatile, and the price of equity securities such as common and preferred stocks (and their equivalents) will fluctuate. The value of equity securities purchased by the underlying funds could decline if the financial condition of the companies in which they invest decline or if overall market and economic conditions deteriorate.

     - FIXED-INCOME SECURITIES RISK. Fixed-income securities or bonds are subject to credit risk and interest rate risk. The credit rating of bonds in the underlying funds' portfolios could be downgraded or the issuer of a bond could default on its obligations. In general, lower-rated bonds involve more credit risk. When interest rates rise, bond prices generally fall.

     - HIGH YIELD SECURITIES RISK. Fixed-income securities that are not investment grade are commonly referred to as high yield securities or "junk bonds." These securities offer a potentially higher yield than other, higher rated securities, but they carry a greater degree of risk and are considered speculative by the major credit rating agencies.

     - FOREIGN SECURITIES RISK. Foreign securities involve special risks, including potentially unfavorable currency exchange rates, limited government regulation (including less stringent investor protection and disclosure standards) and exposure to possible economic, political and social instability.

For a more complete description of the risks associated with investments in the underlying funds, see "Information About the Underlying Funds - Risks of Investing in Underlying Funds."

[GRAPHIC]

YOUR EXPENSES

Operating expenses are paid from the fund's assets, and therefore are paid by shareholders indirectly.

ANNUAL OPERATING EXPENSES (A)                                    CLASS 1   CLASS 3
-----------------------------                                    -------   -------
Management fee                                                    0.05%     0.05%
Distribution and service (12b-1) fees                             0.05%     0.55%
Other expenses                                                    0.02%     0.29%
Total fund operating expenses                                     0.12%     0.89%
Contractual expense reimbursement (at least until 11-1-06) (b)     N/A      0.27%
Net fund operating expenses                                       0.12%     0.62%
Estimated underlying fund expenses (c)                            0.84%     0.84%
Net fund operating expenses and underlying fund expenses          0.96%     1.46%

----------
(a)  Based on estimated expenses for the current fiscal year.

(b) The Adviser has contractually agreed to waive advisory fees or reimburse fund expenses for Class 3 shares to the extent of all transfer agency fees, blue sky fees and printing and postage expenses attributable to the class. This agreement remains in effect until November 1, 2006 and may thereafter may be terminated by the Adviser at any time.

(c) The fund's shareholders bear indirectly the expenses of the Class NAV shares of the underlying funds in which the fund invests. Underlying fund expenses are based on the allocation of the fund's assets among underlying funds, and the total fund operating expenses of the underlying funds will vary with changes in allocations and underlying fund expenses. For the estimated expense ratio of each of the underlying funds in which the fund may invest, see "Information About the Underlying Funds - Description of Underlying Funds."

The hypothetical example below shows what your expenses would be after any contractual expense reimbursements (first year only) if you invested $10,000 over the time periods indicated, assuming you reinvested all distributions and that the average annual return was 5%. The example is for comparison only, and does not represent the fund's actual expenses and returns, either past or future.

EXPENSES   YEAR 1   YEAR 3   YEAR 5   YEAR 10
--------   ------   ------   ------   -------
Class 1     $ 98     $306     $531     $1,178
Class 3     $149     $519     $913     $2,019

FUND CODES

CLASS 1   Ticker              JILBX
          CUSIP               47803V499
          Newspaper
          SEC number          811-21779
          JH II fund number

CLASS 3   Ticker
          CUSIP
          Newspaper
          SEC number          811-21779
          JH II fund number

LIFESTYLE MODERATE PORTFOLIO

SUBADVISER: MFC Global (U.S.A.)

[GRAPHIC]

GOAL AND STRATEGY

The fund seeks a balance between a high level of current income and growth of capital, with a greater emphasis on income. To pursue this goal, the fund, which is a fund of funds, normally invests approximately 40% of its assets in underlying funds which invest primarily in equity securities and approximately 60% in underlying funds which invest primarily in fixed-income securities.

Variations in the target percentage allocation between underlying funds which invest primarily in equity securities and underlying funds which invest primarily in fixed-income securities are permitted up to 10% in either direction. Thus, based on its target percentage allocation of approximately 40% of assets in equity funds and 60% in fixed-income funds, the fund may have an equity/fixed-income fund allocation of 50/50% or 30%/70%. Although variations beyond the 10% range are generally not permitted, MFC Global (U.S.A.) may determine in light of market or economic conditions that the normal percentage limitations should be exceeded to protect the fund or to achieve its objective.

Within the prescribed percentage allocation, MFC Global (U.S.A.) selects the percentage level to be maintained in specific underlying funds. The assets of the fund are rebalanced quarterly to maintain the selected percentage level. MFC Global (U.S.A.) may from time to time adjust the percent of assets invested in any specific underlying funds to increase or decrease the fund's holdings of particular assets classes, such as common stocks of foreign issuers, to adjust portfolio quality or the duration of fixed income securities, to increase or reduce the percent of the fund's assets subject to the management of a particular subadviser or to reflect fundamental changes in the investment environment.

For defensive purposes in abnormal market conditions or to meet redemption requests or make anticipated cash payments, the fund may temporarily invest extensively in cash and cash equivalents. In taking these measures, the fund might not achieve its investment goal.

[GRAPHIC]

PAST PERFORMANCE

The graph shows, for Class 1 shares, how the fund's total return has varied from year to year, while the table shows performance of Class 1 and Class 3 shares over time (along with a broad-based market index for reference). This information may help provide an indication of the fund's risks. For periods prior to October __, 2005, the date on which the fund commenced operations, historical performance of the fund's shares is based on the performance of the Series I shares of the fund's predecessor John Hancock Trust ("JHT") portfolio, the Lifestyle Moderate 460 Trust, as indicated in the notes to the table. All figures assume dividend reinvestment. Past performance does not indicate future results.

CLASS 1, TOTAL RETURNS

Best Quarter: Q2 '03, 8.71%
Worst Quarter: Q3 '02, -5.57%

INDEXES (reflect no fees or taxes)

S&P 500 INDEX -- an unmanaged index comprised of 500 stocks chosen for market size, liquidity and industry group that is designed to reflect the risk/return characteristics of the universe of large-cap stocks.

LEHMAN BROTHERS AGGREGATE BOND INDEX -- an unmanaged index comprised of the Lehman Brothers Government/Corporate Bond Index, the Lehman Brothers Mortgage-Backed Securities Index and the Lehman Brothers Asset-Backed Securities Index that measures the performance of investment grade securities having a maturity of at least one year and which have more than $100 million of securities outstanding.

COMBINED INDEX -- consists of 40% of the S&P 500 Index and 60% of the Lehman Brothers Aggregate Bond Index.

CLASS 1 CALENDAR YEAR TOTAL RETURNS

[BAR CHART]

1997   1998   1999   2000   2001   2002   2003   2004
----   ----   ----   ----   ----   ----   ----   ----
13.7%   9.8%   7.8%   3.9%  -1.1%  -4.1%  17.8%  11.0%

The year-to-date return as of September 30, 2005 is ____%.

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12-31-04 (a)

                                                            SINCE
                                       1 YEAR   5 YEARS   INCEPTION
                                       ------   -------   ---------
Class 1                                 11.04%    5.29%     7.21%
Class 3 (b)                             11.04%    5.29%     7.21%
S&P 500 Index                           10.88%   -2.30%     7.77%
Lehman Brothers Aggregate Bond Index     4.34%    7.71%     7.04%
Combined Index                           6.99%    3.99%     7.77%

----------
(a) The Series I shares of the predecessor JHT portfolio commenced operations on May 7, 1997. For periods prior to October __, 2005, the performance shown reflects the performance of the Series I shares of the predecessor portfolio.

(b) This share class has higher expenses than the Series I shares of the predecessor portfolio. Performance would be lower if adjusted for these higher expenses.

[GRAPHIC]

MAIN RISKS

The fund is subject to the same risks as the underlying funds in which it invests. The fund invests in underlying funds which invest in fixed-income securities (including in some cases high yield securities) and equity securities, including foreign securities.

     - INTEREST RATE RISK. Fixed-income securities are affected by changes in interest rates. When interest rates decline, the market value of fixed-income securities generally will increase. Conversely, when interest rates rise, the market value of fixed-income securities will generally decrease. The longer the remaining maturity of instruments held by the underlying funds, the more sensitive the fund is to interest rate risk.

     - CREDIT RISK. Fixed-income securities or bonds are subject to the risk that the issuer will not repay all or part of the principal borrowed and will not make all interest payments. Lower quality and longer maturity bonds will be subject to greater credit risk and price fluctuations than higher quality and shorter maturity bonds. Bonds held by the underlying funds may be affected by unfavorable political, economic, or government developments that could affect the repayment of principal or the payment of interest.

     - HIGH YIELD SECURITIES RISK. Fixed-income securities that are not investment grade are commonly referred to as high yield securities or "junk bonds." These securities offer a potentially higher yield than other, higher rated securities, but they carry a greater degree of risk and are considered speculative by the major credit rating agencies.

     - EQUITY SECURITIES RISK. Stock markets are volatile, and the price of equity securities such as common and preferred stocks (and their equivalents) will fluctuate. The value of equity securities purchased by the underlying funds could decline if the financial condition of the companies in which they invest decline or if overall market and economic conditions deteriorate.

     - FOREIGN SECURITIES RISK. Foreign securities involve special risks, including potentially unfavorable currency exchange rates, limited government regulation (including less stringent investor protection and disclosure standards) and exposure to possible economic, political and social instability.

For a more complete description of the risks associated with investments in the underlying funds, see "Information About the Underlying Funds - Risks of Investing in Underlying Funds."

[GRAPHIC]

YOUR EXPENSES

Operating expenses are paid from the fund's assets, and therefore are paid by shareholders indirectly.

ANNUAL OPERATING EXPENSES (A)                                    CLASS 1   CLASS 3
-----------------------------                                    -------   -------
Management fee                                                    0.05%     0.05%
Distribution and service (12b-1) fees                             0.05%     0.55%
Other expenses                                                    0.02%     0.29%
Total fund operating expenses                                     0.12%     0.89%
Contractual expense reimbursement (at least until 11-1-06) (b)     N/A      0.27%
Net fund operating expenses                                       0.12%     0.62%
Estimated underlying fund expenses (c)                            0.80%     0.80%
Net fund operating expenses and underlying fund expenses          0.92%     1.42%

----------
(a)  Based on estimated expenses for the current fiscal year.

(b) The Adviser has contractually agreed to waive advisory fees or reimburse fund expenses for Class 3 shares to the extent of all transfer agency fees, blue sky fees and printing and postage expenses attributable to the class. This agreement remains in effect until November 1, 2006 and may thereafter may be terminated by the Adviser at any time.

(c) The fund's shareholders bear indirectly the expenses of the Class NAV shares of the underlying funds in which the fund invests. Underlying fund expenses are based on the allocation of the fund's assets among underlying funds, and the total fund operating expenses of the underlying funds will vary with changes in allocations and underlying fund expenses. For the estimated expense ratio of each of the underlying funds in which the fund may invest, see "Information About the Underlying Funds - Description of Underlying Funds."

The hypothetical example below shows what your expenses would be after any contractual expense reimbursements (first year only) if you invested $10,000 over the time periods indicated, assuming you reinvested all distributions and that the average annual return was 5%. The example is for comparison only, and does not represent the fund's actual expenses and returns, either past or future.

EXPENSES   YEAR 1   YEAR 3   YEAR 5   YEAR 10
--------   ------   ------   ------   -------
Class 1     $ 94     $293     $509     $1,131
Class 3     $145     $506     $892     $1,975

FUND CODES

CLASS 1   Ticker               JILMX
          CUSIP               47803V267
          Newspaper
          SEC number          811-21779
          JH II fund number

CLASS 3   Ticker
          CUSIP
          Newspaper
          SEC number          811-21779
          JH II fund number

LIFESTYLE CONSERVATIVE PORTFOLIO

SUBADVISER: MFC Global (U.S.A.)

[GRAPHIC]

GOAL AND STRATEGY

The fund seeks a balance between a high level of current income and growth of capital, with a greater emphasis on income. To pursue this goal, the fund, which is a fund of funds, normally invests approximately 20% of its assets in underlying funds which invest primarily in equity securities and approximately 80% in underlying funds which invest primarily in fixed-income securities.

Variations in the target percentage allocation between underlying funds which invest primarily in equity securities and underlying funds which invest primarily in fixed-income securities are permitted up to 10% in either direction. Thus, based on its investment allocation of approximately 20% of assets in equity funds and 80% in fixed-income funds, the fund may have an equity/fixed-income fund allocation of 30/70% or 10%/90%. Although variations beyond the 10% range are generally not permitted, MFC Global (U.S.A.) may determine in light of market or economic conditions that the normal percentage limitations should be exceeded to protect the fund or to achieve its objective.

Within the prescribed percentage allocation, MFC Global (U.S.A.) selects the percentage level to be maintained in specific underlying funds. The assets of the fund are rebalanced quarterly to maintain the selected percentage level. MFC Global (U.S.A.) may from time to time adjust the percent of assets invested in any specific underlying funds to increase or decrease the fund's holdings of particular assets classes, such as common stocks of foreign issuers, to adjust portfolio quality or the duration of fixed income securities, to increase or reduce the percent of the fund's assets subject to the management of a particular subadviser or to reflect fundamental changes in the investment environment.

For defensive purposes in abnormal market conditions or to meet redemption requests or make anticipated cash payments, the fund may temporarily invest extensively in cash and cash equivalents. In taking these measures, the fund might not achieve its investment goal.

[GRAPHIC]

PAST PERFORMANCE

The graph shows, for Class 1 shares, how the fund's total return has varied from year to year, while the table shows performance of Class 1 and Class 3 shares over time (along with a broad-based market index for reference). This information may help provide an indication of the fund's risks. For periods prior to October __, 2005, the date on which the fund commenced operations, historical performance of the fund's shares is based on the performance of the Series I shares of the fund's predecessor John Hancock Trust ("JHT") portfolio, the Lifestyle Conservative 280 Trust, as indicated in the notes to the table. All figures assume dividend reinvestment. Past performance does not indicate future results.

CLASS 1, TOTAL RETURNS

Best Quarter: Q2 '03, 5.64%
Worst Quarter: Q2 '04, -2.08%

INDEXES (reflect no fees or taxes)

S&P 500 INDEX -- an unmanaged index comprised of 500 stocks chosen for market size, liquidity and industry group that is designed to reflect the risk/return characteristics of the universe of large-cap stocks.

LEHMAN BROTHERS AGGREGATE BOND INDEX -- an unmanaged index comprised of the Lehman Brothers Government/Corporate Bond Index, the Lehman Brothers Mortgage-Backed Securities Index and the Lehman Brothers Asset-Backed Securities Index that measures the performance of investment grade securities having a maturity of at least one year and which have more than $100 million of securities outstanding.

COMBINED INDEX -- consists of 20% of the S&P 500 Index and 80% of the Lehman Brothers Aggregate Bond Index.

CLASS 1 CALENDAR YEAR TOTAL RETURNS

[BAR CHART]

1997   1998   1999   2000   2001   2002   2003   2004
----   ----   ----   ----   ----   ----   ----   ----
12.2%  10.2%  4.2%   7.5%   3.3%   1.8%   11.5%  8.6%

The year-to-date return as of September 30, 2005 is ____%.

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12-31-04 (a)

                                                            SINCE
                                       1 YEAR   5 YEARS   INCEPTION
                                       ------   -------   ---------
Class 1                                 8.59%     6.48%     7.37%
Class 3 (b)                             8.59%     6.48%     7.37%
S&P 500 Index                          10.88%    -2.30%     7.77%
Lehman Brothers Aggregate Bond Index    4.34%     7.71%     7.04%
Combined Index                          5.67%     5.90%     7.43%

----------
(a) The Series I shares of the predecessor JHT portfolio commenced operations on May 7, 1997. For periods prior to October __, 2005, the performance shown reflects the performance of the Series I shares of the predecessor portfolio.

(b) This share class has higher expenses than the Series I shares of the predecessor portfolio. Performance would be lower if adjusted for these higher expenses.

[GRAPHIC]

MAIN RISKS

The fund is subject to the same risks as the underlying funds in which it invests. The fund invests in underlying funds which invest in fixed-income securities (including in some cases high yield securities) and equity securities, including foreign securities.

     - INTEREST RATE RISK. Fixed-income securities are affected by changes in interest rates. When interest rates decline, the market value of fixed-income securities generally will increase. Conversely, when interest rates rise, the market value of fixed-income securities will generally decrease. The longer the remaining maturity of instruments held by the underlying funds, the more sensitive the fund is to interest rate risk.

     - CREDIT RISK. Fixed-income securities or bonds are subject to the risk that the issuer will not repay all or part of the principal borrowed and will not make all interest payments. Lower quality and longer maturity bonds will be subject to greater credit risk and price fluctuations than higher quality and shorter maturity bonds. Bonds held by the underlying fund may be affected by unfavorable political, economic, or government developments that could affect the repayment of principal or the payment of interest.

     - HIGH YIELD SECURITIES RISK. Fixed-income securities that are not investment grade are commonly referred to as high yield securities or "junk bonds." These securities offer a potentially higher yield than other, higher rated securities, but they carry a greater degree of risk and are considered speculative by the major credit rating agencies.

     - EQUITY SECURITIES RISK. Stock markets are volatile, and the price of equity securities such as common and preferred stocks (and their equivalents) will fluctuate. The value of equity securities purchased by the underlying funds could decline if the financial condition of the companies in which they invest decline or if overall market and economic conditions deteriorate.

     - FOREIGN SECURITIES RISK. Foreign securities involve special risks, including potentially unfavorable currency exchange rates, limited government regulation (including less stringent investor protection and disclosure standards) and exposure to possible economic, political and social instability.

For a more complete description of the risks associated with investments in the underlying funds, see "Information About the Underlying Funds - Risks of Investing in Underlying Funds."

[GRAPHIC]

YOUR EXPENSES

Operating expenses are paid from the fund's assets, and therefore are paid by shareholders indirectly.

ANNUAL OPERATING EXPENSES (A)                                    CLASS 1   CLASS 3
-----------------------------                                    -------   -------
Management fee                                                    0.05%     0.05%
Distribution and service (12b-1) fees                             0.05%     0.55%
Other expenses                                                    0.02%     0.29%
Total fund operating expenses                                     0.12%     0.89%
Contractual expense reimbursement (at least until 11-1-06) (b)     N/A      0.27%
Net fund operating expenses                                       0.12%     0.62%
Estimated underlying fund expenses (c)                            0.76%     0.76%
Net fund operating expenses and underlying fund expenses          0.88%     1.38%

----------
(a)  Based on estimated expenses for the current fiscal year.

(b) The Adviser has contractually agreed to waive advisory fees or reimburse fund expenses for Class 3 shares to the extent of all transfer agency fees, blue sky fees and printing and postage expenses attributable to the class. This agreement remains in effect until November 1, 2006 and may thereafter may be terminated by the Adviser at any time.

(c) The fund's shareholders bear indirectly the expenses of the Class NAV shares of the underlying funds in which the fund invests. Underlying fund expenses are based on the allocation of the fund's assets among underlying funds, and the total fund operating expenses of the underlying funds will vary with changes in allocations and underlying fund expenses. For the estimated expense ratio of each of the underlying funds in which the fund may invest, see "Information About the Underlying Funds - Description of Underlying Funds."

The hypothetical example below shows what your expenses would be after any contractual expense reimbursements (first year only) if you invested $10,000 over the time periods indicated, assuming you reinvested all distributions and that the average annual return was 5%. The example is for comparison only, and does not represent the fund's actual expenses and returns, either past or future.

EXPENSES   YEAR 1   YEAR 3   YEAR 5   YEAR 10
--------   ------   ------   ------   -------
Class 1     $ 90     $281     $488     $1,084
Class 3     $141     $494     $872     $1,932

FUND CODES

CLASS 1   Ticker              JILCX
          CUSIP               47803V424
          Newspaper
          SEC number          811-21779
          JH II fund number

CLASS 3   Ticker
          CUSIP
          Newspaper
          SEC number          811-21779
          JH II fund number

YOUR ACCOUNT

CLASS 1 AND CLASS 3 SHARES

The Class 1 and Class 3 shares of the Lifestyle Portfolios are sold without any front-end or deferred sales charges. Each share class has a Rule 12b-1 plan that allows it to pay fees for the sale and distribution of its shares and for shareholder and administrative services.

CLASS 1

-    Distribution and service (12b-1) fees of 0.05%.

Class 1 shares are sold only to certain exempt separate accounts of John Hancock Life Insurance Company (U.S.A.) and John Hancock Life Insurance Company of New York that fund exempt group annuity contracts issued by those insurance companies to qualified retirement plans.

The performance and expenses information included in this prospectus does not reflect fees and expenses of any group annuity contract which may use the Fund as its underlying investment medium. If such fees and expenses had been reflected, performance would be lower.

CLASS 3

-    Distribution and service (12b-1) fees of 0.55%.

Class 3 shares are sold only to qualified retirement plans that have entered into an agreement with John Hancock Distributors LLC for a program of qualified plan services called John Hancock Retirement Select.

The performance and expenses information included in this prospectus does not reflect fees and expenses of any qualified plan which may use the Fund as its underlying investment medium. If such fees and expenses had been reflected, performance would be lower.

12b-1 fees. Rule 12b-1 fees will be paid to the Fund's distributor, John Hancock Funds, LLC (the "Distributor"), and may be used by the Distributor for expenses relating to the distribution of, and shareholder or administrative services for holders of, the shares of the class and for the payment of "service fees" that come within Rule 2830(d)(5) of the Conduct Rules of the National Association of Securities Dealers, Inc.

Because 12b-1 fees are paid on an ongoing basis, they may cost shareholders more than other types of sales charges.

Other classes of shares of the funds, which have their own expense structures, may be offered in separate prospectuses.

Your broker-dealer receives a percentage of these sales charges and fees. In addition, the Distributor may pay significant compensation out of its own resources to your broker-dealer. These payments are described in the Statement of Additional Information ("SAI").

Your broker-dealer or agent may charge you a fee to effect transactions in fund shares.

TRANSACTION POLICIES

VALUATION OF SHARES The net asset value (NAV) per share for each Lifestyle Portfolio and share class is determined each business day at the close of regular trading on the New York Stock Exchange (typically 4 P.M. Eastern time). The NAV for each Lifestyle Portfolio is calculated based upon the NAVs of the underlying funds in which it invests. The prospectuses for the underlying funds explain the circumstances under which those funds use fair-value pricing and the effects of doing so.

PURCHASE AND REDEMPTION PRICES When you purchase shares, you pay the NAV. When you redeem shares, you receive the NAV.

EXECUTION OF REQUESTS Each fund is open on those days when the New York Stock Exchange is open, typically Monday through Friday. Purchase and redemption requests are executed at the next NAV to be calculated after receipt of your request in good order.

In unusual circumstances, any fund may temporarily suspend the processing of redemption requests, or may postpone payment of proceeds for up to three business days or longer, as allowed by federal securities laws.

EXCESSIVE TRADING The funds of John Hancock Funds II are intended for long-term investment purposes only and do not knowingly accept shareholders who engage in "market timing" or other types of excessive short-term trading. Short-term trading into and out of a fund can disrupt portfolio investment strategies and may increase fund expenses for all shareholders, including long-term shareholders who do not generate these costs.

RIGHT TO REJECT OR RESTRICT PURCHASE AND EXCHANGE ORDERS Purchases and exchanges should be made primarily for investment purposes. John Hancock Funds II reserves the right to restrict, reject or cancel (with respect to cancellations, within one day of the order), for any reason and without any prior notice, any purchase or exchange order, including transactions representing excessive trading and transactions accepted by any shareholder's financial intermediary. For example, the Fund may in its discretion restrict, reject or cancel a purchase or exchange order even if the transaction is not subject to the specific "Limitation on exchange activity" described below if the Fund or its agents determine that accepting the order could interfere with the efficient management of a fund's portfolio or otherwise not be in the fund's best interest in light of unusual trading activity related to your account. In the event that the Fund rejects or cancels an exchange request, neither the redemption nor the purchase side of the exchange will be processed. If you would like the redemption request to be processed even if the purchase order is rejected, you should submit separate redemption and purchase orders rather than placing an exchange order. The Fund reserves the right to delay for up to one business day, consistent with applicable law, the processing of exchange requests in the event that, in the Fund's judgment, such delay would be in the Fund's best interest, in which case both the redemption and purchase side of the exchange will receive the funds' net asset values at the conclusion of the delay period. The Fund, through its agents in their sole discretion, may impose these remedial actions at the account holder level or the underlying shareholder level.

EXCHANGE LIMITATION POLICIES The Board of Trustees of John Hancock Funds II has adopted the following policies and procedures by which the Fund, subject to the limitations described below, takes steps reasonably designed to curtail excessive trading practices.

LIMITATION ON EXCHANGE ACTIVITY The Fund, through its agents, undertakes to use its best efforts to exercise the Fund's right to restrict, reject or cancel purchase and exchange orders, as described above, if an account holder, who purchases or exchanges into a fund account in an amount of $5,000 or more, exchanges $1,000 or more out of that fund account within 30 calendar days on three occasions during any 12-month period. Nothing in this paragraph limits the right of the Fund to refuse any purchase or exchange order, as discussed above under "Right to reject or restrict purchase and exchange orders".

Exchanges made on the same day in the same account are aggregated for purposes of counting the number and dollar amount of exchanges made by the account holder. The exchange limits referenced above will not be imposed or may be modified under certain circumstances. For example: these exchange limits may be modified for accounts held by certain retirement plans to conform to plan exchange limits, ERISA considerations or Department of Labor regulations. Certain automated or pre-established exchange, asset allocation and dollar cost averaging programs are not subject to these exchange limits. These programs are excluded from the exchange limitation since the Fund believes that they are advantageous to shareholders and do not offer an effective means for market timing or excessive trading strategies. These investment tools involve regular and predetermined purchase or redemption requests made well in advance of any knowledge of events affecting the market on the date of the purchase or redemption.

These exchange limits are subject to the Fund's ability to monitor exchange activity, as discussed under "Limitation on the ability to detect and curtail excessive trading practices" below. Depending upon the composition of a fund's shareholder accounts and in light of the limitations on the ability of the Fund to detect and curtail excessive trading practices, a significant percentage of a fund's shareholders may not be subject to the exchange limitation policy described above. In applying the exchange limitation policy, the Fund considers information available to it at the time and reserves the right to consider trading activity in a single account or multiple accounts under common ownership, control or influence.

LIMITATION ON THE ABILITY TO DETECT AND CURTAIL EXCESSIVE TRADING PRACTICES Shareholders seeking to engage in excessive trading practices sometimes deploy a variety of strategies to avoid detection, and, despite the efforts of the Fund to prevent excessive trading, there is no guarantee that the Fund or its agents will be able to identify such shareholders or curtail their trading practices. The ability of the Fund and its agents to detect and curtail excessive trading practices may also be limited by operational systems and technological limitations. Because the Fund will not always be able to detect frequent trading activity, investors should not assume that the Fund will be able to detect or prevent all frequent trading or other practices that disadvantage a fund. For example, the ability of the Fund to monitor trades that are placed by omnibus or other nominee accounts is severely limited in those instances in which the financial intermediary, including a financial adviser, broker, retirement plan administrator or fee-based program sponsor, maintains the records of a fund's underlying beneficial owners. Omnibus or other nominee account arrangements are common forms of holding shares of a fund, particularly among certain financial intermediaries such as financial advisers, brokers, retirement plan administrators or fee-based program sponsors. These arrangements often permit the financial intermediary to aggregate its clients' transactions and ownership positions and do not identify the particular underlying shareholder(s) to the Fund.

EXCESSIVE TRADING RISK To the extent that the Fund or its agents are unable to curtail excessive trading practices in a fund, these practices may interfere with the efficient management of the fund's portfolio, and may result in the fund engaging in certain activities to a greater extent than it otherwise would, such as maintaining higher cash balances, using its line of credit and engaging in portfolio transactions. Increased portfolio transactions and use of the line of credit would correspondingly increase the fund's operating costs and decrease the fund's investment performance. Maintenance of higher levels of cash balances would likewise result in lower fund investment performance during periods of rising markets.

While excessive trading can potentially occur in any fund, certain types of funds are more likely than others to be targets of excessive trading. For example:

     - A fund that invests a significant portion of its assets in small-or mid-capitalization stocks or securities in particular industries, that may trade infrequently or are fair valued as discussed under "Valuation of shares." These types of securities entail a greater risk of excessive trading, as investors may seek to trade fund shares in an effort to benefit from their understanding of the value of those types of securities (referred to as price arbitrage).

     - A fund that invests a material portion of its assets in securities of non-U.S. issuers may be a potential target for excessive trading if investors seek to engage in price arbitrage based upon general trends in the securities markets that occur subsequent to the close of the primary market for such securities.

     - A fund that invests a significant portion of its assets in below-investment-grade (junk) bonds, that may trade infrequently or are fair valued as discussed under "Valuation of shares," entails a greater risk of excessive trading, as investors may seek to trade fund shares in an effort to benefit from their understanding of the value of those types of securities.

Any frequent trading strategies may interfere with efficient management of a fund's portfolio. A fund that invests in the types of securities discussed above may be exposed to this risk to a greater degree than a fund that invests in highly liquid securities. These risks would be less significant, for example, in a fund that primarily invests in U.S. government securities, money market instruments, investment-grade corporate issuers or large-capitalization U.S. equity securities. Any successful price arbitrage may cause dilution in the value of the fund shares held by other shareholders.

DIVIDENDS AND ACCOUNT POLICIES

DIVIDENDS The funds generally declare income dividends daily and pay them annually. Your income dividends begin accruing the day after payment is received by a fund and continue through the day your shares are actually sold. Capital gains, if any, are distributed annually, typically after the end of a fund's fiscal year.

ACCOUNT STATEMENTS The Fund will provide account statements and other account information to shareholders as provided in participation agreements with the insurance companies and in John Hancock Retirement Select agreements with qualified retirement plans.

FUND SECURITIES The Fund's portfolio securities disclosure policy can be found in the SAI and on the Fund's Web site at www._________. The Fund's Web site also lists fund holdings. Portfolio holding information is posted on the Fund's Web site each month on a one month lag and is available on the Fund's Web site until the Fund files its next Form N-CSR or Form N-Q with the Securities and Exchange Commission ("SEC"). Portfolio holding information as filed with the SEC on Forms N-CSR and N-Q is also made available on the Fund's Web site.

INFORMATION ABOUT THE UNDERLYING FUNDS

RISKS OF INVESTING IN UNDERLYING FUNDS

By owning shares of underlying funds, each of the Lifestyle Portfolios indirectly invests, to varying degrees, in equity securities of U.S. companies, including small and medium size companies, and in fixed-income securities. Many of the underlying funds also invest in foreign securities. In addition, most of the underlying funds may invest in derivatives.

EQUITY SECURITIES

Equity securities include common, preferred and convertible preferred stocks and securities the values of which are tied to the price of stocks, such as rights, warrants and convertible debt securities. Common and preferred stocks represent equity ownership in a company. Stock markets are volatile. The price of equity securities will fluctuate and can decline and reduce the value of a portfolio investing in equities. The price of equity securities fluctuates based on changes in a company's financial condition and overall market and economic conditions. The value of equity securities purchased by an underlying fund could decline if the financial condition of the companies the fund invests in decline or if overall market and economic conditions deteriorate. Even funds that invest in high quality or "blue chip" equity securities or securities of established companies with large market capitalizations (which generally have strong financial characteristics) can be negatively impacted by poor overall market and economic conditions. Companies with large market capitalizations may also have less growth potential than smaller companies and may be able to react less quickly to change in the marketplace.

FIXED-INCOME SECURITIES

Fixed-income securities are generally subject to two principal types of risks:
(a) interest rate risk and (b) credit quality risk.

Interest Rate Risk. Fixed-income securities are affected by changes in interest rates. When interest rates decline, the market value of the fixed-income securities generally can be expected to rise. Conversely, when interest rates rise, the market value of fixed-income securities generally can be expected to decline.

Credit Quality Risk. Fixed-income securities are subject to the risk that the issuer of the security will not repay all or a portion of the principal borrowed and will not make all interest payments. If the credit quality of a fixed-income security deteriorates after an underlying fund has purchased the security, the market value of the security may decrease and lead to a decrease in the value of the fund's investments. Underlying funds that may invest in lower rated fixed-income securities are riskier than funds that may invest in higher rated fixed-income securities. Additional information on the risks of investing in investment grade fixed-income securities in the lowest rating category and lower rated fixed-income securities is set forth below.

INVESTMENT GRADE FIXED-INCOME SECURITIES IN THE LOWEST RATING CATEGORY

Investment grade fixed-income securities in the lowest rating category (rated "Baa" by Moody's or "BBB" by Standard & Poor's and comparable unrated securities) involve a higher degree of risk than fixed-income securities in the higher rating categories. While such securities are considered investment grade quality and are deemed to have adequate capacity for payment of principal and interest, such securities lack outstanding investment characteristics and have speculative characteristics as well. For example, changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade securities.

LOWER RATED FIXED-INCOME SECURITIES

Lower rated fixed-income securities are defined as securities rated below investment grade (rated "Ba" and below by Moody's and "BB" and below by Standard & Poor's). The principal risks of investing in these securities are as follows:

General Risks

     - Risk to Principal and Income. Investing in lower rated fixed-income securities is considered speculative. While these securities generally provide greater income potential than investments in higher rated securities, there is a greater risk that principal and interest payments will not be made. Issuers of these securities may even go into default or become bankrupt.

     - Price Volatility. The price of lower rated fixed-income securities may be more volatile than securities in the higher rating categories. This volatility may increase during periods of economic uncertainty or change. The price of these securities is affected more than higher rated fixed-income securities by the market's perception of their credit quality especially during times of adverse publicity. In the past, economic downturns or an increase in interest rates have, at times, caused more defaults by issuers of these securities and may do so in the future. Economic downturns and increases in interest rates have an even greater affect on highly leveraged issuers of these securities.

     - Liquidity. The market for lower rated fixed-income securities may have more limited trading than the market for investment grade fixed-income securities. Therefore, it may be more difficult to sell these securities and these securities may have to be sold at prices below their market value in order to meet redemption requests or to respond to changes in market conditions.

     - Dependence on Subadviser's Own Credit Analysis. While a subadviser to an underlying fund may rely on ratings by established credit rating agencies, it will also supplement such ratings with its own independent review of the credit quality of the issuer. Therefore, the assessment of the credit risk of lower rated fixed-income securities is more dependent on the subadviser's evaluation than the assessment of the credit risk of higher rated securities.

Additional Risks Regarding Lower Rated Corporate Fixed-Income Securities

Lower rated corporate debt securities (and comparable unrated securities) tend to be more sensitive to individual corporate developments and changes in economics conditions than higher-rated corporate fixed-income securities. Issuers of lower rated corporate debt securities may also be highly leveraged, increasing the risk that principal and income will not be repaid.

Additional Risks Regarding Lower Rated Foreign Government Fixed-Income
Securities

Lower rated foreign government fixed-income securities are subject to the risks of investing in emerging market countries described below under "Foreign Securities." In addition, the ability and willingness of a foreign government to make payments on debt when due may be affected by the prevailing economic and political conditions within the country. Emerging market countries may experience high inflation, interest rates and unemployment as well as exchange rate trade difficulties and political uncertainty or instability. These factors increase the risk that a foreign government will not make payments when due.

SMALL AND MEDIUM SIZE COMPANIES

Small or Unseasoned Companies

     - Survival of Small or Unseasoned Companies. Companies that are small or unseasoned (less than three years of operating history) are more likely than larger or established companies to fail or not to accomplish their goals. As a result, the value of their securities could decline significantly. These companies are less likely to survive since they are often dependent upon a small number of products, may have limited financial resources and a small management group.

     - Changes in Earnings and Business Prospects. Small or unseasoned companies often have a greater degree of change in earnings and business prospects than larger or established companies, resulting in more volatility in the price of their securities.

     - Liquidity. The securities of small or unseasoned companies may have limited marketability. This factor could cause the value of a fund's investments to decrease if it needs to sell such securities when there are few interested buyers.

     - Impact of Buying or Selling Shares. Small or unseasoned companies usually have fewer outstanding shares than larger or established companies. Therefore, it may be more difficult to buy or sell large amounts of these shares without unfavorably impacting the price of the security.

     - Publicly Available Information. There may be less publicly available information about small or unseasoned companies. Therefore, when making a decision to purchase a security for a fund, a subadviser may not be aware of problems associated with the company issuing the security.

Medium Size Companies

     - Investments in the securities of medium sized companies present risks similar to those associated with small or unseasoned companies although to a lesser degree due to the larger size of the companies.

FOREIGN SECURITIES

The principal risks of investing in foreign securities are set forth below. As noted below, many of these risks are greater in the case of investments in emerging market countries.

     - Currency Fluctuations. Investments in foreign securities may cause an underlying fund to lose money when converting investments from foreign currencies into U.S. dollars. A fund may attempt to lock in an exchange rate by purchasing a foreign currency exchange contract prior to the settlement of an investment in a foreign security. However, it may not always be successful in doing so and the fund could still lose money.

     - Political and Economic Conditions. Investments in foreign securities subject an underlying fund to the political or economic conditions of the foreign country. These conditions could cause fund investments to lose value if these conditions deteriorate for any reason. This risk increases in the case of emerging market countries which are more likely to be politically unstable. Political instability could cause the value of any investment in the securities of an issuer based in a foreign country to decrease or could prevent or delay the fund from selling its investment and taking the money out of the country.

     - Removal of Proceeds of Investments from a Foreign Country. Foreign countries, especially emerging market countries, often have currency controls or restrictions which may prevent or delay a fund from taking money out of the country or may impose additional taxes on money removed from the country. Therefore, an underlying fund could lose money if it is not permitted to remove capital from the country or if there is a delay in taking the assets out of the country, since the value of the assets could decline during this period or the exchange rate to convert the assets into U.S. dollars could worsen.

     - Nationalization of Assets. Investments in foreign securities subject an underlying fund to the risk that the company issuing the security may be nationalized. If the company is nationalized, the value of the company's securities could decrease in value or even become worthless.

     - Settlement of Sales. Foreign countries, especially emerging market countries, may also have problems associated with settlement of sales. Such problems could cause the underlying fund to suffer a loss if a security to be sold declines in value while settlement of the sale is delayed.

     - Investor Protection Standards. Foreign countries, especially emerging market countries, may have less stringent investor protection and disclosure standards than the U.S. Therefore, when making a decision to purchase a security for an underlying fund, a subadviser may not be aware of problems associated with the company issuing the security and may not enjoy the same legal rights as those provided in the U.S.

HEDGING AND OTHER STRATEGIC TRANSACTIONS

Individual underlying funds may be authorized to use a variety of investment strategies. These strategies will be used primarily for hedging purposes, including hedging various market risks (such as interest rates, currency exchange rates and broad or specific market movements) and managing the effective maturity or duration of debt instruments held by the fund. Hedging refers to protecting against possible changes in the market value of securities a fund already owns or plans to buy or protecting unrealized gains in the fund's portfolio. These strategies may also be used to gain exposure to a particular securities market. The hedging and other strategic transactions which may be used are described below:

     - exchange-listed and over-the-counter put and call options on securities, financial futures contracts and fixed income indices and other financial instruments,

     -    financial futures contracts (including stock index futures),

     -    interest rate transactions*, and

     -    currency transactions**

Collectively, these transactions are referred to in this prospectus as "Hedging and Other Strategic Transactions." The description in the prospectus for the underlying funds indicates which, if any, of these types of transactions may be used by the funds.

* A fund's interest rate transactions may take the form of swaps, caps, floors and collars.

** A fund's currency transactions may take the form of currency forward contracts, currency futures contracts, currency swaps and options on currencies or currency futures contracts.

Hedging and Other Strategic Transactions may be used for the following purposes:

     - to attempt to protect against possible changes in the market value of securities held or to be purchased by a fund resulting from securities markets or currency exchange rate fluctuations,

     -    to protect a fund's unrealized gains in the value of its securities,

     -    to facilitate the sale of a fund's securities for investment purposes,

     -    to manage the effective maturity or duration of a fund's securities or

     - to establish a position in the derivatives markets as a substitute for purchasing or selling securities in a particular market.

     - to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another.

The ability of an underlying fund to utilize Hedging and Other Strategic Transactions successfully will depend in part on its subadviser's ability to predict pertinent market movements, which cannot be assured. The skills required to successfully utilize Hedging and Other Strategic Transactions are different from those needed to select a fund's portfolio securities. While a subadviser will only use Hedging and Other Strategic Transactions in a fund primarily for hedging purposes or to gain exposure to a particular securities market, if the transaction is not successful it could result in a loss to the fund. These transactions may also increase the volatility of a fund and may involve a small investment of cash relative to the magnitude of the risks assumed. The potential loss from the use of futures can exceed a fund's initial investment in such contracts. In addition, these transactions could result in a loss to the fund if the counterparty to the transaction does not perform as promised. A detailed discussion of various Hedging and Other Strategic Transactions, including applicable regulations of the CFTC and the requirement to segregate assets with respect to these transactions, appears in the Statement of Additional Information.

DESCRIPTION OF UNDERLYING FUNDS

The Lifestyle Portfolios may invest in any of the underlying funds. The following tables set forth, separately for the fixed-income underlying funds of John Hancock Funds II and the equity underlying funds of each of John Hancock Funds II and John Hancock Funds III: (i) the names of the underlying funds and of their respective subadvisers; (ii) the estimated expense ratios of the Class NAV shares of the underlying funds for the current fiscal year; and (iii) brief descriptions of the underlying funds' investment goals and principal strategies. Additional investment practices are described in the Fund's Statement of Additional Information and in the prospectuses for the underlying funds.

FIXED-INCOME UNDERLYING FUNDS - JOHN HANCOCK FUNDS II

                           ESTIMATED
FUND AND SUBADVISER(S)   EXPENSE RATIO   GOAL AND PRINCIPAL STRATEGY

                                   ESTIMATED
FUND AND SUBADVISER(S)           EXPENSE RATIO   GOAL AND PRINCIPAL STRATEGY
----------------------           -------------   ---------------------------
ACTIVE BOND FUND                     0.67%       Seeks income and capital appreciation by investing
Declaration Management &                         at least 80% of its assets in a diversified mix of
Research LLC and                                 debt securities and instruments.
John Hancock Advisers, LLC

BOND INDEX FUND                      0.94%       Seeks to track the performance of the Lehman
Declaration Management &                         Brothers Aggregate Index* (which represents the
Research LLC                                     U.S. investment grade bond market). The fund
                                                 normally invests at least 80% of its assets in
                                                 securities listed in this Index. The fund is an
                                                 intermediate-term bond fund of high and medium
                                                 credit quality.

CORE BOND FUND                       0.75%       Seeks total return consisting of income and capital
Wells Fargo Fund                                 appreciation by normally investing in a broad range
Management, LLC                                  of investment-grade debt securities. The subadviser
                                                 invests in debt securities that it believes offer
                                                 attractive yields and are undervalued relative to
                                                 issues of similar credit quality and interest rate
                                                 sensitivity. From time to time, the fund may also
                                                 invest in unrated bonds believed to be comparable
                                                 to investment-grade debt securities. Under normal
                                                 circumstances, the subadviser expects to maintain
                                                 an overall effective duration range between 4 and 5
                                                 1/2 years.

GLOBAL BOND FUND                     0.78%       Seeks to realize maximum total return, consistent
Pacific Investment                               with preservation of capital and prudent investment
Management Company                               management by investing primarily in fixed-income
                                                 securities denominated in major foreign currencies,
                                                 baskets of foreign currencies (such as the ECU) and
                                                 the U.S. dollar.

HIGH YIELD FUND                      0.72%       Seeks to realize an above-average total return over
Salomon Brothers Asset                           a market cycle of three to five years, consistent
Management Inc                                   with reasonable risk, by investing primarily in
                                                 high yield debt securities, including corporate
                                                 bonds and other fixed-income securities.

INVESTMENT QUALITY BOND              0.70%       Seeks a high level of current income consistent
FUND                                             with the maintenance of principal and liquidity by
Wellington Management                            investing in a diversified portfolio of investment
Company, LLP                                     grade bonds, focusing on corporate bonds and U.S.
                                                 Government bonds with intermediate to longer term
                                                 maturities. The fund may also invest up to 20% of
                                                 its assets in non-investment grade fixed income
                                                 securities.

REAL RETURN BOND FUND                0.75%       Seeks maximum return, consistent with preservation
Pacific Investment                               of capital and prudent investment management, by
Management Company                               normally investing at least 80% of its net assets
                                                 in inflation-indexed bonds of varying maturities
                                                 issued by the U.S. and non-U.S. governments and by
                                                 corporations.

SHORT-TERM BOND FUND                 1.06%       Seeks income and capital appreciation by investing
Declaration Management                           at least 80% of its assets in a diversified mix of
& Research LLC                                   debt securities and instruments.

SPECTRUM INCOME FUND                 0.80%       Seeks a high level of current income with moderate
T. Rowe Price Associates,                        share price fluctuation. The fund diversifies its
Inc.                                             assets widely among market segments and seeks to
                                                 maintain broad exposure to several markets in an
                                                 attempt to reduce the impact of markets that are
                                                 declining and to benefit from good performance in
                                                 particular segments over time. The fund normally
                                                 invests in domestic and international bonds,
                                                 income-oriented stocks, short-term securities,
                                                 mortgage-backed securities and U.S. Government
                                                 securities. The fund may invest in high yield
                                                 fixed-income securities (commonly known as "junk
                                                 bonds").

                                   ESTIMATED
FUND AND SUBADVISER(S)           EXPENSE RATIO   GOAL AND PRINCIPAL STRATEGY
----------------------           -------------   ---------------------------
STRATEGIC BOND FUND                  0.75%       Seeks a high level of total return consistent with
Salomon Brothers Asset                           preservation of capital by giving its subadviser
Management Inc                                   broad discretion to deploy the fund's assets among
                                                 certain segments of the fixed income market in the
                                                 manner the subadviser believes will best contribute
                                                 to achieving the fund's investment goal.

STRATEGIC INCOME FUND                1.15%       Seeks a high level of current income by normally
John Hancock Advisers, LLC                       investing primarily in: foreign government and
                                                 corporate debt securities from developed and
                                                 emerging markets; U.S. Government and agency
                                                 securities; and U.S. high yield bonds.

TOTAL RETURN FUND                    0.75%       Seeks to realize maximum total return, consistent
Pacific Investment                               with preservation of capital and prudent investment
Management Company                               management, by normally investing at least 65% of
                                                 its assets in a diversified portfolio of fixed
                                                 income securities of varying maturities. The
                                                 average portfolio duration will normally vary
                                                 within a three- to six-year time frame based on the
                                                 subadviser's forecast for interest rates.

U.S. GOVERNMENT                      0.69%       Seeks a high level of current income, consistent
SECURITIES FUND                                  with preservation of capital and maintenance of
Salomon Brothers Asset                           liquidity, by investing in debt obligations and
Management Inc                                   mortgage-backed securities issued or guaranteed by
                                                 the U.S. Government, its agencies or
                                                 instrumentalities and derivative securities such as
                                                 collateralized mortgage obligations backed by such
                                                 securities.

U.S. HIGH YIELD BOND FUND            0.82%       Seeks total return with a high level of current
Wells Fargo Fund                                 income by normally investing primarily in below
Management, LLC                                  investment-grade debt securities (commonly known as
                                                 "junk bonds" or high yield securities). The fund
                                                 also invests in corporate debt securities and may
                                                 buy preferred and other convertible securities and
                                                 bank loans.

EQUITY UNDERLYING FUNDS - JOHN HANCOCK FUNDS II

                                   ESTIMATED
FUND AND SUBADVISER(S)           EXPENSE RATIO   GOAL AND PRINCIPAL STRATEGY
----------------------           -------------   ---------------------------
500 INDEX FUND                       0.50%       Seeks to approximate the aggregate total return of
MFC Global Investment                            a broad U.S. domestic equity market index by
Management (U.S.A.)                              attempting to track the performance of the S&P 500
Limited                                          Composite Stock Price Index*.

ALL CAP CORE FUND                    0.93%       Seeks long-term growth of capital by investing
Deutsche Asset                                   primarily in common stocks and other equity
Management Inc.                                  securities within all asset classes (small, mid and
                                                 large cap), primarily those within the Russell 3000
                                                 Index

ALL CAP GROWTH FUND                  0.95%       Seeks long-term capital appreciation by normally
AIM Capital                                      investing the its assets principally in common
Management, Inc.                                 stocks of companies that are likely to benefit from
                                                 new or innovative products, services or processes,
                                                 as well as those that have experienced above
                                                 average, long-term growth in earnings and have
                                                 excellent prospects for future growth.

ALL CAP VALUE FUND                   0.89%       Seeks capital appreciation by investing in equity
Lord, Abbett & Co                                securities of U.S. and multinational companies in
                                                 all capitalization ranges that the subadviser
                                                 believes are undervalued.

BLUE CHIP GROWTH FUND                0.85%       Seeks to achieve long-term growth of capital
T. Rowe Price                                    (current income is a secondary objective) by
Associates, Inc.                                 normally investing at least 80% of its total assets
                                                 in the common stocks of large and medium-sized blue
                                                 chip growth companies. Many of the stocks in the
                                                 portfolio are expected to pay dividends.

                                   ESTIMATED
FUND AND SUBADVISER(S)           EXPENSE RATIO   GOAL AND PRINCIPAL STRATEGY
----------------------           -------------   ---------------------------
CAPITAL APPRECIATION FUND            0.90%       Seeks long-term capital growth by investing at
Jennison Associates LLC                          least 65% of its total assets in equity-related
                                                 securities of companies that exceed $1 billion in
                                                 market capitalization and that the subadviser
                                                 believes have above-average growth prospects. These
                                                 companies are generally medium-to-large
                                                 capitalization companies.

CLASSIC VALUE FUND                   1.23%       Seeks long-term growth of capital by normally
Pzena Investment                                 investing at least 80% of its net assets in
Management, LLC.                                 domestic equity securities. The subadviser seeks to
                                                 identify companies that it believes are currently
                                                 undervalued relative to the market, based on
                                                 estimated future earnings and cash flow.

CORE EQUITY FUND                     0.84%       Seeks long-term capital growth by normally
Legg Mason Funds                                 investing primarily in equity securities that, in
Management, Inc.                                 the subadviser's opinion, offer the potential for
                                                 capital growth. The subadviser seeks to purchase
                                                 securities at large discounts to the subadviser's
                                                 assessment of their intrinsic value.

DYNAMIC GROWTH FUND                  1.13%       Seeks long-term growth of capital by investing in
Deutsche Asset                                   stocks and other equity securities of medium-sized
Management Inc.                                  U.S. companies with strong growth potential.

EMERGING GROWTH FUND                 0.87%       Seeks superior long-term rates of return through
MFC Global Investment                            capital appreciation by normally investing
Management (U.S.A.)                              primarily in high quality securities and
Limited                                          convertible instruments of small-cap U.S.
                                                 companies.

EMERGING SMALL COMPANY               1.06%       Seeks long-term growth of capital by normally
FUND                                             investing at least 80% of its net assets (plus any
Franklin Advisers, Inc.                          borrowings for investment purposes) in common stock
                                                 equity securities of companies with market
                                                 capitalizations that approximately match the range
                                                 of capitalization of the Russell 2000 Growth Index*
                                                 ("small cap stocks") at the time of purchase.

EQUITY-INCOME FUND                   0.85%       Seeks to provide substantial dividend income and
T. Rowe Price Associates,                        also long-term capital appreciation by investing
Inc.                                             primarily in dividend-paying common stocks,
                                                 particularly of established companies with
                                                 favorable prospects for both increasing dividends
                                                 and capital appreciation.

FINANCIAL SERVICES FUND              1.09%       Seeks growth of capital by normally investing at
Davis Advisors                                   least 80% of the its net assets (plus any
                                                 borrowings for investment purposes) in companies
                                                 principally engaged in financial services. A
                                                 company is "principally engaged" in financial
                                                 services if it owns financial services-related
                                                 assets constituting at least 50% of the value of
                                                 its total assets, or if at least 50% of its
                                                 revenues are derived from its provision of
                                                 financial services.

FUNDAMENTAL VALUE FUND               0.82%       Seeks growth of capital by normally investing
Davis Advisors                                   primarily in common stocks of U.S. companies with
                                                 market capitalizations of at least $5 billion that
                                                 the subadviser believes are undervalued. The fund
                                                 may also invest in U.S. companies with smaller
                                                 capitalizations.

GLOBAL ALLOCATION FUND               1.14%       Seeks total return, consisting of long-term capital
UBS Global Asset                                 appreciation and current income, by investing in
Management                                       equity and fixed income securities of issuers
                                                 located within and outside the U.S.

GLOBAL FUND                          1.04%       Seeks long-term capital appreciation by normally
Templeton Global Advisors                        investing at least 80% of its net assets (plus any
Limited                                          borrowings for investment purposes) in equity
                                                 securities of companies located anywhere in the
                                                 world, including emerging markets.

                                   ESTIMATED
FUND AND SUBADVISER(S)           EXPENSE RATIO   GOAL AND PRINCIPAL STRATEGY
----------------------           -------------   ---------------------------
GROWTH & INCOME FUND                 0.75%       Seeks to achieve a high total return by
Grantham, Mayo, Van                              outperforming its benchmark, the S&P 500 Index. The
Otterloo & Co. LLC                               fund normally invests at least 80% of its assets in
                                                 investments tied economically to the U.S. and
                                                 typically makes equity investments in larger
                                                 capitalized U.S. companies to gain broad exposure
                                                 to the U.S. equity market.

GROWTH FUND                          0.85%       Seeks long-term capital growth by seeking to
Grantham, Mayo, van                              outperform its benchmark, the Russell 1000 Growth
Otterloo & Co. LLC                               Index. The fund typically makes equity investments
                                                 in U.S. companies whose stocks are included in the
                                                 Russell 1000 Index, or in companies with size and
                                                 growth characteristics similar to those of
                                                 companies with stocks in the Index.

GROWTH OPPORTUNITIES FUND            0.87%       Seeks long-term capital growth by seeking to
Grantham, Mayo,                                  outperform its benchmark, the Russell 2500 Growth
Van Otterloo & Co. LLC                           Index. The fund typically makes equity investments
                                                 in companies whose stocks are included in the
                                                 Russell 2500 Index, or in companies with total
                                                 market capitalizations similar such companies
                                                 ("small cap companies"). The fund normally invests
                                                 at least 80% of its assets in investments in small
                                                 cap companies.

HEALTH SCIENCES FUND                 1.20%       Seeks long-term capital appreciation by normally
T. Rowe Price Associates,                        investing at least 80% of its net assets (plus any
Inc.                                             borrowings for investment purposes) in common
                                                 stocks of companies engaged in the research,
                                                 development, production, or distribution of
                                                 products or services related to health care,
                                                 medicine, or the life sciences (collectively,
                                                 "health sciences").

INTERNATIONAL EQUITY                 0.63%       Seeks to track the performance of broad-based
INDEX FUND                                       equity indices of foreign companies in developed
SSgA Funds                                       and emerging markets by attempting to track the
Management, Inc.                                 performance of the MSCI All Country World ex-US
                                                 Index*.

INTERNATIONAL GROWTH FUND            1.03%       Seeks high total return by seeking to outperform
Grantham, Mayo,                                  its benchmark, the S&P/Citigroup Primary Market
Van Otterloo & Co. LLC                           Index ("PMI") Europe, Pacific, Asia Composite
                                                 ("EPAC") Growth Style Index. The fund typically
                                                 invests in a diversified portfolio of equity
                                                 investments from the world's developed markets
                                                 other than the U.S.

INTERNATIONAL                        1.11%       Seeks long-term growth of capital by normally
OPPORTUNITIES FUND                               investing at least 65% of its assets in common
Marsico Capital                                  stocks of foreign companies selected for their
Management, LLC                                  long-term growth potential. The fund may invest in
                                                 companies of any size throughout the world and
                                                 normally invests in issuers from at least three
                                                 different countries not including the U.S. It may
                                                 invest in common stocks of companies operating in
                                                 emerging markets.

INTERNATIONAL SMALL CAP              1.08%       Seeks capital appreciation by investing primarily
FUND                                             in the common stock of companies located outside
Templeton Investment                             the U.S. which have total stock market
Counsel, Inc.                                    capitalization or annual revenues of $1.5 billion
                                                 or less ("small company securities").

INTERNATIONAL STOCK  FUND            1.02%       Seeks to achieve high total return by outperforming
Grantham, Mayo,                                  its benchmark, the MSCI EAFE Index. The fund
Van Otterloo & Co. LLC                           normally invests 80% of its assets in equity
                                                 securities and typically invests in a diversified
                                                 mix of equity investments from developed markets
                                                 other than the U.S.

INTERNATIONAL VALUE FUND             0.93%       Seeks long-term growth of capital by normally
Templeton Investment                             investing primarily in equity securities of
Counsel, Inc.                                    companies located outside the U.S., including
                                                 emerging markets.

                                   ESTIMATED
FUND AND SUBADVISER(S)           EXPENSE RATIO   GOAL AND PRINCIPAL STRATEGY
----------------------           -------------   ---------------------------
INTRINSIC VALUE FUND                 0.83%       Seeks long-term capital growth by seeking to
Grantham, Mayo,                                  outperform its benchmark, the Russell 1000 Value
Van Otterloo & Co. LLC                           Index. The fund typically makes equity investments
                                                 in U.S. companies whose stocks are included in the
                                                 Russell 1000 Index, or in companies with size and
                                                 growth characteristics similar to those of
                                                 companies with stocks in the Index.

LARGE CAP FUND                       0.93%       Seeks to maximize total return, consisting of
UBS Global Asset                                 capital appreciation and current income, by
Management                                       normally investing at least 80% of its net assets
                                                 (plus borrowings for investment purposes, if any)
                                                 in equity securities of U.S. large capitalization
                                                 companies.

LARGE CAP GROWTH FUND                0.95%       Seeks long-term growth of capital by normally
Fidelity Management                              investing at least 80% of its net assets (plus any
& Research Company                               borrowings for investment purposes) in equity
                                                 securities of companies with large market
                                                 capitalizations.

LARGE CAP VALUE FUND                 0.94%       Seeks long-term growth of capital by normally
Mercury Advisors                                 investing, primarily in a diversified portfolio of
                                                 equity securities of large cap companies located in
                                                 the U.S.

MANAGED FUND                         1.16%       Seeks income and long-term capital appreciation by
Grantham, Mayo,                                  investing primarily in a diversified mix of: (a)
Van Otterloo & Co. LLC                           common stocks of large and mid sized U.S.
and Declaration                                  companies; and (b) bonds with an overall
Management                                       intermediate term average maturity. The fund
& Research LLC                                   employs a multi-manager approach with two
                                                 subadvisers, each of which employs its own
                                                 investment approach and independently manages its
                                                 portion of the fund's portfolio.

MID CAP CORE FUND                    0.93%       Seeks long-term growth of capital by normally
AIM Capital                                      investing at least 80% of its assets in equity
Management, Inc.                                 securities, including convertible securities, of
                                                 mid-capitalization companies.


MID CAP INDEX FUND                   0.54%       Seeks to approximate the aggregate total return of
MFC Global Investment                            a mid cap U.S. domestic equity market index by
Management (U.S.A.)                              attempting to track the performance of the S&P Mid
Limited                                          Cap 400 Index*.

MID CAP STOCK FUND                   0.90%       Seeks long-term growth of capital by normally
Wellington Management                            investing at least 80% of its net assets (plus any
Company, LLP                                     borrowings for investment purposes) in equity
                                                 securities of medium-sized companies with
                                                 significant capital appreciation potential. The
                                                 fund tends to invest in companies having market
                                                 capitalizations similar to those of companies
                                                 included in the Russell Mid Cap Index.

MID CAP VALUE FUND                   0.90%       Seeks capital appreciation by normally investing at
Lord, Abbett & Co                                least 80% of its net assets (plus any borrowings
                                                 for investment purposes) in mid-sized companies,
                                                 with market capitalizations of roughly $500 million
                                                 to $10 billion.

NATURAL RESOURCES FUND               1.06%       Seeks long-term total return by normally investing
Wellington Management                            primarily in equity and equity-related securities
Company, LLP                                     of natural resource-related companies worldwide.

PACIFIC RIM FUND                     1.13%       Seeks long-term growth of capital by investing in a
MFC Global Investment                            diversified portfolio comprised primarily of common
Management (U.S.A.)                              stocks and equity-related securities of
Limited                                          corporations domiciled in countries in the Pacific
                                                 Rim region.

                                   ESTIMATED
FUND AND SUBADVISER(S)           EXPENSE RATIO   GOAL AND PRINCIPAL STRATEGY
----------------------           -------------   ---------------------------
QUANTITATIVE ALL CAP FUND            0.78%       Seeks long-term growth of capital by normally
MFC Global Investment                            investing primarily in equity securities of U.S.
Management (U.S.A.)                              companies. The fund will generally focus on equity
Limited                                          securities of U.S. companies across the three
                                                 market capitalization ranges of large, mid and
                                                 small.

QUANTITATIVE MID CAP FUND            0.82%       Seeks long-term growth of capital by normally
MFC Global Investment                            investing at least 80% of its total assets (plus
Management (U.S.A.)                              any borrowings for investment purposes) in U.S.
Limited                                          mid-cap stocks, convertible preferred stocks,
                                                 convertible bonds and warrants.

QUANTITATIVE VALUE FUND              0.76%       Seeks long-term capital appreciation by investing
MFC Global Investment                            primarily in large-cap U.S. securities with the
Management (U.S.A.)                              potential for long-term growth of capital.
Limited

REAL ESTATE SECURITIES               0.74%       Seeks to achieve a combination of long-term capital
FUND                                             appreciation and current income by normally
Deutsche Asset                                   investing at least 80% of its net assets (plus any
Management Inc.                                  borrowings for investment purposes) in equity
                                                 securities of real estate investment trusts
                                                 ("REITs") and real estate companies.

SCIENCE & TECHNOLOGY FUND            1.12%       Seeks long-term growth of capital by normally
T. Rowe Price Associates,                        investing at least 80% of its net assets (plus any
Inc.                                             borrowings for investment purposes) in common
                                                 stocks of companies expected to benefit from the
                                                 development, advancement, and use of science and
                                                 technology. Current income is incidental to the
                                                 fund's objective.

SMALL CAP FUND                       0.92%       Seeks maximum capital appreciation consistent with
Independence Investment                          reasonable risk to principal by normally investing
LLC                                              at least 80% of its net assets in equity securities
                                                 of companies whose market capitalizations are under
                                                 $2 billion.

SMALL CAP GROWTH FUND                1.54%       Seeks long-term capital appreciation by normally
Wellington Management                            investing primarily in small-cap companies believed
Company, LLP                                     to offer above average potential for growth in
                                                 revenues and earnings.

SMALL CAP INDEX FUND                 0.54%       Seeks to approximate the aggregate total return of
MFC Global Investment                            a small cap U.S. domestic equity market index by
Management (U.S.A.)                              attempting to track the performance of the Russell
Limited                                          2000 Index.*

SMALL CAP OPPORTUNITIES              1.06%       Seeks long-term capital appreciation by normally
FUND                                             investing at least 80% of its assets in equity
Munder Capital                                   securities of companies with market capitalizations
Management                                       within the range of the companies in the Russell
                                                 2000 Index.

SMALL CAP VALUE FUND                 1.54%       Seeks long-term capital appreciation by normally
Wellington Management                            investing at least 80% of its assets in small-cap
Company, LLP                                     companies that are believed to be undervalued by
                                                 various measures and to offer good prospects for
                                                 capital appreciation.

SMALL COMPANY FUND                   1.13%       Seeks long-term capital growth by normally
American Century                                 investing primarily in equity securities of
Investment                                       smaller-capitalization U.S. companies. The
Management, Inc.                                 subadviser uses quantitative, computer-driven
                                                 models to construct the fund's portfolio of stocks.

                                  ESTIMATED
FUND AND SUBADVISER(S)           EXPENSE RATIO   GOAL AND PRINCIPAL STRATEGY
----------------------           -------------   ---------------------------
SMALL COMPANY GROWTH FUND            1.15%       Seeks long-term growth of capital by normally
AIM Capital Management, Inc.                     investing at least 80% of its assets in securities
                                                 of small-capitalization companies. The subadviser
                                                 seeks to identify those companies that have strong
                                                 earnings momentum or demonstrate other potential
                                                 for growth of capital.

SMALL COMPANY VALUE FUND             1.08%       Seeks long-term growth of capital by investing
T. Rowe Price Associates, Inc.                   primarily in small companies whose common stocks
                                                 are believed to be undervalued. The fund will
                                                 normally invest at least 80% of its net assets
                                                 (plus any borrowings for investment purposes) in
                                                 companies with market capitalizations that do not
                                                 exceed the maximum market capitalization of any
                                                 security in the Russell 2000 Index at the time of
                                                 purchase.

SPECIAL VALUE FUND                   1.08%       Seeks long-term capital growth by normally
Salomon Brothers Asset                           investing at least 80% of its net assets in common
Management Inc                                   stocks and other equity securities of companies
                                                 whose market capitalizations at the time of
                                                 investment are no greater than the market
                                                 capitalization of companies in the Russell 2000
                                                 Value Index.

STRATEGIC VALUE FUND                 0.94%       Seeks capital appreciation by normally investing at
Massachusetts Financial                          least 65% of its net assets in common stocks and
Services Company                                 related securities of companies which the
                                                 subadviser believes are undervalued in the market
                                                 relative to their long term potential.

TOTAL STOCK MARKET INDEX FUND        0.54%       Seeks to approximate the aggregate total return of
MFC Global Investment                            a broad U.S. domestic equity market index by
Management (U.S.A.) Limited                      attempting to track the performance of the Wilshire
                                                 5000 Equity Index.*

U.S. GLOBAL LEADERS GROWTH           0.78%       Seeks long-term growth of capital by normally
FUND                                             investing primarily in common stocks of "U.S.
Sustainable Growth                               Global Leaders" as determined by the subadviser.
Advisers, L.P.

U.S. MULTI SECTOR FUND               0.81%       Seeks total return greater than its benchmark, the
Grantham, Mayo, Van Otterloo                     Russell 3000 Index. The fund normally invests in
& Co. LLC                                        securities in the Wilshire 5000 Index, an
                                                 independently maintained index which measures the
                                                 performance of all equity securities (with readily
                                                 available price data) of issuers with headquarters
                                                 in the U.S. The fund normally at lest 80% of its
                                                 assets in investments tied economically to the U.S.

UTILITIES FUND                       1.14%       Seeks capital growth and current income (income
Massachusetts Financial                          above that available from a portfolio invested
Services Company                                 entirely in equity securities) by normally
                                                 investing at least 80% of its net assets (plus any
                                                 borrowings for investment purposes) in equity and
                                                 debt securities of domestic and foreign companies
                                                 in the utilities industry.

VALUE & RESTRUCTURING FUND           0.90%       Seeks long-term capital appreciation by investing
United States Trust Company                      primarily (at least 65% of its assets) in common
                                                 stocks of U.S. and, to a lesser extent, foreign
                                                 companies whose share prices, in the opinion of the
                                                 subadviser, do not reflect the economic value of
                                                 company assets, but where the subadviser believes
                                                 restructuring efforts or industry consolidation
                                                 will serve to highlight true company values. The
                                                 subadviser looks for companies as to which
                                                 restructuring activities, such as consolidations,
                                                 outsourcing, spin-offs or reorganizations
                                                 (including companies that have filed for protection
                                                 from creditors under the U.S. Bankruptcy Code),
                                                 will offer significant value to the issuer and
                                                 increase its investment potential.

VALUE FUND                           0.86%       Seeks to realize an above-average total return over
Van Kampen                                       a market cycle of three to five years, consistent
                                                 with reasonable risk, by investing primarily in
                                                 equity securities of companies with capitalizations
                                                 similar to the market capitalizations of companies
                                                 in the Russell Midcap Value Index.

                                  ESTIMATED
FUND AND SUBADVISER(S)           EXPENSE RATIO   GOAL AND PRINCIPAL STRATEGY
----------------------           -------------   ---------------------------
VALUE OPPORTUNITIES FUND             0.88%       Seeks long-term capital growth by seeking to
Grantham, Mayo, Van Otterloo                     outperform its benchmark, the Russell 2500 Value
& Co. LLC                                        Index. The fund typically makes equity investments
                                                 in companies whose stocks are included in the
                                                 Russell 2500 Index, or in companies with total
                                                 market capitalizations similar such companies
                                                 ("small cap companies"). The fund normally invests
                                                 at least 80% of its assets in securities of small
                                                 cap companies.

VISTA FUND                           0.97%       Seeks long-term capital growth by normally
American Century Investment                      investing in common stocks of U.S. and foreign
Management, Inc.                                 companies that are medium-sized and smaller at the
                                                 time of purchase. The fund also may invest in
                                                 domestic and foreign preferred stocks, convertible
                                                 debt securities, equity-equivalent securities,
                                                 non-leveraged futures contracts and options, notes,
                                                 bonds and other debt securities. The subadviser
                                                 looks for stocks of medium-sized and smaller
                                                 companies it believes will increase in value over
                                                 time, using a proprietary investment strategy.

EQUITY UNDERLYING FUNDS - JOHN HANCOCK FUNDS III

                                   ESTIMATED
FUND AND SUBADVISER              EXPENSE RATIO   GOAL AND PRINCIPAL STRATEGY
-------------------              -------------   ---------------------------
ACTIVE VALUE FUND                    0.90%       Seeks long-term capital growth by seeking to
Grantham, Mayo, Van Otterloo                     outperform its benchmark, the Russell 1000 Value
& Co. LLC                                        Index. The fund typically makes equity investments
                                                 in U.S. companies whose stocks are included in the
                                                 Russell 1000 Index, or in companies with size and
                                                 value characteristics similar to those of companies
                                                 with stocks in the Index.

GLOBAL FUND                          1.17%       Seeks to achieve high total return by seeking to
Grantham, Mayo, Van Otterloo                     outperform its benchmark, the S&P/Citigroup Primary
& Co. LLC                                        Market Index ("PMI") World Growth Index. The fund
                                                 typically invests in a diversified portfolio of
                                                 equity investments from the world's developed
                                                 markets.

GROWTH FUND                          0.90%       Seeks long-term capital growth by seeking to
Grantham, Mayo, Van Otterloo                     outperform its benchmark, the Russell 1000 Growth
& Co. LLC                                        Index. The fund typically makes equity investments
                                                 in U.S. companies whose stocks are included in the
                                                 Russell 1000 Index, or in companies with size and
                                                 growth characteristics similar to those of
                                                 companies with stocks in the Index.

GROWTH OPPORTUNITIES FUND            0.88%       Seeks long-term capital growth by seeking to
Grantham, Mayo, Van Otterloo                     outperform its benchmark, the Russell 2500 Growth
& Co. LLC                                        Index. The fund typically makes equity investments
                                                 in companies whose stocks are included in the
                                                 Russell 2500 Index, or in companies with total
                                                 market capitalizations similar such companies
                                                 ("small cap companies"). The fund normally invests
                                                 at least 80% of its assets in investments in small
                                                 cap companies.

INTERNATIONAL CORE FUND              1.05%       Seeks to achieve high total return by seeking to
Grantham, Mayo, Van Otterloo                     outperform its benchmark, the MSCI EAFE Index. The
& Co. LLC                                        fund normally invests 80% of its assets in equity
                                                 securities and typically invests in a diversified
                                                 mix of equity investments from developed markets
                                                 outside the U.S.

INTERNATIONAL GROWTH FUND            1.08%       Seeks to achieve high total return by seeking to
Grantham, Mayo, Van Otterloo                     outperform its benchmark, the S&P/Citigroup Primary
& Co. LLC                                        Market Index ("PMI") Europe, Pacific, Asia
                                                 Composite ("EPAC") Growth Style Index.* The fund
                                                 typically invests in a diversified mix of equity
                                                 investments from developed markets outside the U.S.

                                   ESTIMATED
FUND AND SUBADVISER              EXPENSE RATIO   GOAL AND PRINCIPAL STRATEGY
-------------------              -------------   ---------------------------
INTRINSIC VALUE FUND                 0.84%       Seeks long-term capital growth by seeking to
Grantham, Mayo, Van                              outperform its benchmark, the Russell 1000 Value
Otterloo & Co. LLC                               Index. The fund typically makes equity investments
                                                 in U.S. companies whose stocks are included in the
                                                 Russell 1000 Index, or in companies with size and
                                                 growth characteristics similar to those of
                                                 companies with stocks in the Index.

U.S. CORE FUND                       0.83%       Seeks to achieve a high total return by
Grantham, Mayo, Van                              outperforming its benchmark, the S&P 500 Index. The
Otterloo & Co. LLC                               fund normally invests at least 80% of its assets in
                                                 investments tied economically to the U.S. and
                                                 typically makes equity investments in larger
                                                 capitalized U.S. companies to gain broad exposure
                                                 to the U.S. equity market.

U.S. QUALITY EQUITY FUND             0.85%       Seeks to achieve a high total return by
Grantham, Mayo, Van                              outperforming its benchmark, the S&P 500 Index. The
Otterloo & Co. LLC                               fund normally invests at least 80% of its assets in
                                                 investments tied economically to the U.S. and
                                                 typically makes equity investments in larger
                                                 capitalized U.S. companies to gain broad exposure
                                                 to the U.S. equity market. The fund typically holds
                                                 between 40 and 80 stocks.

VALUE OPPORTUNITIES FUND             0.89%       Seeks long-term capital growth by seeking to
Grantham, Mayo, Van                              outperform its benchmark, the Russell 2500 Value
Otterloo & Co. LLC                               Index. The fund typically makes equity investments
                                                 in companies whose stocks are included in the
                                                 Russell 2500 Index, or in companies with total
                                                 market capitalizations similar such companies
                                                 ("small cap companies"). The fund normally invests
                                                 at least 80% of its assets in securities of small
                                                 cap companies.

----------
* "Standard & Poor's(R)," "S&P 500(R)," "Standard and Poor's 500(R)" and "S&P Mid Cap 400(R)" are trademarks of The McGraw-Hill Companies, Inc. "Russell 2000(R)," "Russell 2000(R) Growth" and "Russell 3000(R)" are trademarks of Frank Russell Company. "Wilshire 5000(R)" is a trademark of Wilshire Associates. "MSCI All Country World ex US Index" and "EAFE(R)" are trademarks of Morgan Stanley & Co. Incorporated. None of the index funds are sponsored, endorsed, managed, advised, sold or promoted by any of these companies, and none of these companies make any representation regarding the advisability of investing in the funds.

FUND DETAILS

BUSINESS STRUCTURE

The diagram below shows the basic business structure used by John Hancock Funds
II. The Board of Trustees of John Hancock Funds II oversees its business activities and retains the services of the various firms that carry out the operations of the funds.

The Trustees have the power to change the respective investment goal of each of the Lifestyle Portfolios without shareholder approval.

MANAGEMENT FEES The Fund pays the Adviser a fee for each Lifestyle Portfolio. The fee is stated as an annual percentage of the current value of the aggregate assets of all the Lifestyle Portfolios (together with the assets of all the Lifestyle Trusts of John Hancock Trust) determined in accordance with the following schedule and that rate is applied to the assets of each fund.

                             MANAGEMENT FEE SCHEDULE

                                               FIRST       EXCESS OVER
                                           $7.5 BILLION   $7.5 BILLION
                                           ------------   ------------
Aggregate Assets of Lifestyle Portfolios
   and JHT Lifestyle Trusts                   0.050%         0.040%

[DIAGRAM]

Shareholders

Financial services firms and their representatives

     Advise current and prospective shareholders on their fund investments, often in the context of an overall financial plan.

Distribution and shareholder services

Principal distributor

     John Hancock Funds, LLC

     Markets the funds distributes shares through selling brokers, financial planners and other financial representatives.

Transfer agent (Class 3 shares only)

     John Hancock Signature Services, Inc.

     Handles shareholder services, including recordkeeping and statements, distribution of dividends and processing of buy and sell requests.

Asset management

Custodian

     State Street Bank and Trust Company
     225 Franklin Street
     Boston, Massachusetts 02110

     Holds the funds' assets, settles all portfolio trades and collects most of the valuation data required for calculating each fund's NAV.

Investment adviser

     John Hancock Investment Management Services, LLC
     601 Congress Street
     Boston, Massachusetts 02210

     Manages the funds' business and investment activities.

Subadviser

     MFC Global Investment Management (U.S.A.) Limited
     200 Bloor Street East
     Toronto, Ontario, Canada M4W 1E5

     Provides portfolio management to the funds.

Subadviser consultant

     Deutsche Asset Management, Inc.
     345 Park Avenue
     New York, New York 10154

     Provides assets allocation consulting services to the subadviser.

Trustees

     Oversee the funds' activities.

[END OF DIAGRAM]

SUBADVISER

MFC Global (U.S.A.) is the subadviser to each of the Lifestyle Portfolios. MFC Global (U.S.A.) provides investment advisory services to individual and institutional investors and is a wholly-owned subsidiary of MFC.

DeAM provides subadvisory consulting services to MFC Global (U.S.A.) in its management of the Lifestyle Portfolios. DeAM provides investment advisory services to retail and institutional clients. DeAM is a wholly-owned subsidiary of Deutsche Bank AG, an international commercial and investment banking group.

The subadviser is compensated by the Adviser, and not by any of the Lifestyle Portfolios. Similarly, DeAM is compensated by the subadviser, and not by any of the Lifestyle Portfolios.

Pursuant to an order received from the SEC, the Adviser is permitted to appoint a new subadviser for a fund or change the terms of a subadvisory agreement without obtaining shareholder approval. As a result, the Fund is able from time to time to change fund subadvisers or the fees paid to subadvisers without the expense and delays associated with holding a shareholders' meeting. The SEC order does not, however, permit the Adviser to appoint a subadviser that is an affiliate of the Adviser or the Fund (other than by reason of serving as a subadviser) or change the subadvisory fee of an affiliated subadviser without shareholder approval.

PORTFOLIO MANAGER

Steve Orlich is the portfolio manager for each Lifestyle Portfolio. He joined MFC Global (U.S.A.) in 1998 and is Vice President and Senior Portfolio Manager, Asset Allocation. The Fund's Statement of Additional Information includes additional information about Mr. Orlich's compensation, the accounts he manages other than the Lifestyle Portfolios and his ownership of shares of the funds, if any.

FINANCIAL HIGHLIGHTS

John Hancock Funds II commenced operations on October __, 2005, after a reorganization in which it succeeded to the operations of Series I and NAV shares of certain portfolios of John Hancock Trust ("JHT"). These tables are intended to help investors understand the financial performance of each fund (including its predecessor portfolio) for the past five years (or since inception in the case of a fund in operation for less than five years). Certain information reflects financial results for a single share of a fund.

For each of the Lifestyle Portfolios, financial highlights are presented below for the Series I shares of the predecessor JHT portfolio from inception of the Series I shares through December 31 of each fiscal year shown and for the fiscal period ended June 30, 2005. The total returns presented represent the rates that an investor would have earned (or lost) on an investment in the Series I shares of a particular predecessor portfolio (assuming reinvestment of all dividends and distributions).

                          [TO BE INSERTED BY AMENDMENT]

[BACK COVER]

FOR MORE INFORMATION

The following documents are available that offer further information on John Hancock Funds II:

ANNUAL/SEMI-ANNUAL REPORT TO SHAREHOLDERS

The annual and semi-annual reports to shareholders of John Hancock Trust ("JHT") include, with respect to the predecessor JHT portfolios of the Lifestyle Portfolios, financial statements, a discussion of the market conditions and investment strategies that significantly affected performance, as well as the auditors' report (in annual report only).

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI of John Hancock Funds II contains more detailed information on all aspects of the Lifestyle Portfolios, including a summary of the policy of John Hancock Funds II regarding disclosure of the funds' portfolio holdings. The current SAI has been filed with the SEC and is incorporated by reference into (is legally a part of) this prospectus.

TO REQUEST A FREE COPY OF THE CURRENT ANNUAL/SEMI-ANNUAL REPORTS OF JHT OR THE SAI OF JOHN HANCOCK FUNDS II, PLEASE CONTACT JOHN HANCOCK:

By mail: John Hancock Signature Services, Inc.
1 John Hancock Way, Suite 1001
Boston, MA 02217-1001

By phone: 1-888-972-8696

On the Internet: www.jhfunds.com

OR YOU MAY VIEW OR OBTAIN THESE DOCUMENTS AND OTHER INFORMATION ABOUT THE FUND FROM THE SEC:

By mail: Public Reference Section
Securities and Exchange Commission
Washington, DC 20549-0102
(duplicating fee required)

In person: at the SEC's Public Reference Room in Washington, DC. For access to the Reference Room call 1-202-942-8090

By electronic request: publicinfo@sec.gov
(duplicating fee required)

On the Internet: www.sec.gov

1940 Act File No. 811-21779

[JOHN HANCOCK FUNDS II LOGO]

THE INFORMATION IN THIS PROSPECTUS IS NOT COMPLETE AND MAY BE CHANGED. WE MAY NOT SELL THESE SECURITIES UNTIL THE POST-EFFECTIVE AMENDMENT TO THE REGISTRATION STATEMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION WITH RESPECT TO THESE SECURITIES IS EFFECTIVE. THIS PROSPECTUS IS NOT AN OFFER TO SELL THESE SECURITIES AND IT IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE THE OFFER OR SALE IS NOT PERMITTED.

       SUBJECT TO COMPLETION: PRELIMINARY PROSPECTUS DATED ________, 2005

                                   ----------

JOHN HANCOCK FUNDS II

PROSPECTUS DATED _________, 2005

THE LIFESTYLE PORTFOLIOS

     -    Lifestyle Aggressive Portfolio

     -    Lifestyle Growth Portfolio

     -    Lifestyle Balanced Portfolio

     -    Lifestyle Moderate Portfolio

     -    Lifestyle Conservative Portfolio

CLASS R3, CLASS R4 AND CLASS R5 SHARES

[JOHN HANCOCK FUNDS II LOGO]

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these funds or determined whether the information in this prospectus is adequate and accurate. Anyone who indicates otherwise is committing a federal crime.

CONTENTS

                                                                         PAGE
                                                                      ----------
OVERVIEW

THE LIFESTYLE PORTFOLIOS
   Lifestyle Aggressive Portfolio
   Lifestyle Growth Portfolio
   Lifestyle Balanced Portfolio
   Lifestyle Moderate Portfolio
   Lifestyle Conservative Portfolio

YOUR ACCOUNT
   Class R3, R4 and R5 shares
   Transaction policies
   Dividends and account policies

INFORMATION ABOUT THE UNDERLYING FUNDS
   Risks of investing in underlying funds
   Description of underlying funds

FUND DETAILS
   Business structure
   Financial highlights

FOR MORE INFORMATION                                                  Back Cover

OVERVIEW

JOHN HANCOCK FUNDS II

-    THE LIFESTYLE PORTFOLIOS

This prospectus provides information about the five Lifestyle Portfolios which are funds of John Hancock Funds II (sometimes referred to as the "Fund"). Each of the Lifestyle Portfolios is a "fund of funds" which currently invests in a number of other funds of John Hancock Funds II as well as in funds of John Hancock Funds III and may in the future also invest in other funds for which the Fund's investment adviser or any of its affiliates serves as investment adviser ("underlying funds"). The Lifestyle Portfolios seek to provide a variety of comprehensive investment programs designed for differing investment orientations by means of selected investment allocations among the underlying funds.

This prospectus relates to the Class R3, Class R4 and Class R5 shares of the Lifestyle Portfolios.

RISKS OF MUTUAL FUNDS

Mutual funds are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Because you could lose money by investing in these funds, be sure to read all risk disclosure carefully before investing.

INVESTMENT MANAGEMENT

John Hancock Investment Management Services, LLC (the "Adviser") is the investment adviser to John Hancock Funds II and each of the Lifestyle Portfolios as well as to John Hancock Funds III. The Adviser administers the business and affairs of John Hancock Funds II and retains and compensates an investment subadviser to manage the assets of the Lifestyle Portfolios. The Adviser and the subadviser to the Lifestyle Portfolios are registered as investment advisers under the Investment Advisers Act of 1940. The Adviser is a wholly-owned subsidiary of Manulife Financial Corporation ("MFC"), a publicly traded company based in Toronto, Canada. MFC and its subsidiaries operate as "Manulife Financial" in Canada and Asia and primarily as "John Hancock" in the U.S.

FUND INFORMATION KEY

Concise descriptions of each of the Lifestyle Portfolios are set forth below. Each description provides the following information:

[GRAPHIC]

GOAL AND STRATEGY

The fund's particular investment goals and the strategies it intends to use in pursuing those goals.

[GRAPHIC]

PAST PERFORMANCE

The fund's total return, measured year-by-year and over time.

[GRAPHIC]

MAIN RISKS

The major risk factors associated with the fund.

[GRAPHIC]

YOUR EXPENSES

The overall costs borne by an investor in the fund, including annual expenses.

THE LIFESTYLE PORTFOLIOS

There are five Lifestyle Portfolios: Aggressive, Growth, Balanced, Moderate and Conservative. Each Lifestyle Portfolio is a "fund of funds" which invests in a number of other funds of John Hancock Funds II as well as funds of John Hancock Funds III ("underlying funds").

Because investors have different investment goals, risk tolerances, investment time horizons and financial circumstances, the Lifestyle Portfolios offer five distinct, comprehensive investment programs designed for differing investment orientations. Each Lifestyle Portfolio has a target percentage allocation between the two kinds of underlying funds: those that invest primarily in equity securities ("equity funds") and those that invest primarily in fixed-income securities ("fixed-income funds").

                                                                        TARGET ALLOCATION AMONG
                                                                           UNDERLYING FUNDS:
LIFESTYLE      INVESTMENT                                         ----------------------------------
PORTFOLIO      OBJECTIVE                                          EQUITY FUNDS    FIXED-INCOME FUNDS
---------      ----------                                         ------------    ------------------
Aggressive     Long-term growth of capital. Current income is         100%                --
               not a consideration.
Growth         Long-term growth of capital. Current income is          80%                20%
               also a consideration.
Balanced       A balance between a high level of current income        60%                40%
               and growth of capital, with a greater emphasis
               on growth of capital.
Moderate       A balance between a high level of current income        40%                60%
               and growth of capital, with a greater emphasis
               on income.
Conservative   A high level of current income with some                20%                80%
               consideration given to growth of capital.

The Lifestyle Portfolios offer a number of share classes which have different expense and distribution or shareholder services arrangements. Each Lifestyle Portfolio, however, invests only in Class NAV shares of the underlying funds. Class NAV shares are sold without any sales charge and are not subject to distribution or Rule 12b-1 fees.

Each Lifestyle Portfolio is monitored daily. To maintain target allocations in the underlying funds, daily cash flow for each Lifestyle Portfolio will be directed to its underlying funds that most deviate from target. Quarterly, the subadviser may also rebalance each Lifestyle Portfolio's underlying funds to maintain target allocations. The subadviser may from time to time adjust the percent of assets invested in any specific underlying funds held by a Lifestyle Portfolio. Such adjustments may be made to increase or decrease the Lifestyle Portfolio's holdings of particular asset classes, such as common stocks of foreign issuers, or to adjust portfolio quality or the duration of fixed income securities. Adjustments may also be made to increase or reduce the percent of the Lifestyle Portfolio's assets subject to the management of a particular underlying fund subadviser. In addition, changes may be made to reflect fundamental changes in the investment environment.

The investment performance of each Lifestyle Portfolio will reflect both its subadviser's allocation decisions with respect to underlying funds and the investment decisions made by the of the underlying funds' subadvisers. Each Lifestyle Portfolio bears its own expenses and, in addition, indirectly bears its proportionate share of the expenses of the underlying funds in which it invests.

UNDERLYING FUNDS For a brief description of each underlying fund and its categorization as an equity or a fixed-income fund, see p. __.

Because the Lifestyle Portfolios invest principally in shares of underlying funds, each is considered "non-diversified." Generally, a non-diversified fund may be affected more than a diversified fund by a change in the financial condition, or the financial markets' assessment, of a company whose securities are held by the fund. This risk is greatly reduced in the case of the Lifestyle Portfolios since the underlying funds in which they invest have diverse holdings.

SUBADVISER AND CONSULTANT MFC Global Investment Management (U.S.A.) Limited ("MFC Global (U.S.A.)") is the subadviser to the Lifestyle Portfolios and formulates a continuous investment program for each consistent with its investment goal and strategies.

Deutsche Asset Management, Inc. ("DeAM") provides subadvisory consulting services to MFC Global (U.S.A.) in its management of the Lifestyle Portfolios.

LIFESTYLE AGGRESSIVE PORTFOLIO

SUBADVISER: MFC Global (U.S.A.)

[GRAPHIC]

GOAL AND STRATEGY

The fund seeks long-term growth of capital. Current income is not a consideration. To pursue this goal, the fund, which is a fund of funds, normally invests approximately 100% of its assets in underlying funds which invest primarily in equity securities.

Variations in the target percentage allocation between underlying funds which invest primarily in equity securities and underlying funds which invest primarily in fixed-income securities are permitted up to 10%. Thus, based on its target percentage allocation of approximately 100% of assets in equity funds, the fund may have an equity/fixed- income fund allocation of 90%/10%. Although variations beyond the 10% range are generally not permitted, MFC Global (U.S.A.) may determine in light of market or economic conditions that the normal percentage limitations should be exceeded to protect the fund or to achieve its objective.

Within the prescribed percentage allocation, MFC Global (U.S.A.) selects the percentage level to be maintained in specific underlying funds. The assets of the fund are rebalanced quarterly to maintain the selected percentage level. MFC Global (U.S.A.) may from time to time adjust the percent of assets invested in any specific underlying funds to increase or decrease the fund's holdings of particular assets classes, such as common stocks of foreign issuers, to adjust portfolio quality or the duration of fixed income securities, to increase or reduce the percent of the fund's assets subject to the management of a particular subadviser or to reflect fundamental changes in the investment environment.

For defensive purposes in abnormal market conditions or to meet redemption requests or make anticipated cash payments, the fund may temporarily invest extensively in cash and cash equivalents. In taking these measures, the fund might not achieve its investment goal.

[GRAPHIC]

PAST PERFORMANCE

The graph shows how the fund's total return has varied from year to year, while the table shows performance of Class R3, Class R4 and Class R5 shares over time (along with a broad-based market index for reference). This information may help provide an indication of the fund's risks. For periods prior to October __, 2005, the date on which the fund commenced operations, historical performance of the fund's shares is based on the performance of the Series I shares of the fund's predecessor John Hancock Trust ("JHT") portfolio, the Lifestyle Aggressive 1000 Trust, as indicated in the notes to the table. All figures assume dividend reinvestment. Past performance does not indicate future results.

CLASS R5, TOTAL RETURNS

Best Quarter: Q2 '03, 18.07%
Worst Quarter: Q3 '02, -18.84%

INDEX (reflects no fees or taxes)

S&P 500 INDEX -- an unmanaged index comprised of 500 stocks chosen for market size, liquidity and industry group that is designed to reflect the risk/return characteristics of the universe of large-cap stocks.

CLASS R5 CALENDAR YEAR TOTAL RETURNS

[BAR CHART]

1997   1998   1999   2000    2001    2002   2003   2004
----   ----   ----   ----   -----   -----   ----   ----
10.9%  4.8%   14.6%  -5.1%  -13.8%  -20.7%  34.9%  16.1%

The year-to-date return as of September 30, 2005 is ____%.

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12-31-04 (a)

                                     SINCE
                1 YEAR   5 YEARS   INCEPTION
                ------   -------   ---------
Class R3 (b)    16.06%     0.30%     3.84%
Class R4 (b)    16.06%     0.30%     3.84%
Class R5 (c)    16.06%     0.30%     3.84%
S&P 500 Index   10.87%    -2.30%     7.77%

----------
(a) The Series I shares of the predecessor JHT portfolio commenced operations on May 7, 1997. For periods prior to October __, 2005, the performance shown reflects the performance of the Series I shares of the predecessor portfolio.

(b) This share class has higher expenses than the Series I shares of the predecessor portfolio. Performance would be lower if adjusted for these lower expenses.

(c) This share class has lower expenses than the Series I shares of the predecessor portfolio. Performance would be higher if adjusted for these lower expenses.

[GRAPHIC]

MAIN RISKS

The fund is subject to the same risks as the underlying funds in which it invests. The fund invests primarily in underlying funds which invest in equity securities, including foreign securities.

     - EQUITY SECURITIES RISK. Stock markets are volatile, and the price of equity securities such as common and preferred stocks (and their equivalents) will fluctuate. The value of equity securities purchased by the underlying funds could decline if the financial condition of the companies in which they invest decline or if overall market and economic conditions deteriorate.

     - FOREIGN SECURITIES RISK. Foreign securities involve special risks, including potentially unfavorable currency exchange rates, limited government regulation (including less stringent investor protection and disclosure standards) and exposure to possible economic, political and social instability.

For a more complete description of the risks associated with investments in the underlying funds, see "Information About the Underlying Funds - Risks of Investing in Underlying Funds."

[GRAPHIC]

YOUR EXPENSES

Operating expenses are paid from the fund's assets, and therefore are paid by shareholders indirectly.

ANNUAL OPERATING EXPENSES (A)                                    CLASS R3   CLASS R4   CLASS R5
-----------------------------                                    --------   --------   --------
Management fee                                                     0.05%      0.05%      0.05%
Distribution and service (12b-1) fees                              0.50%      0.25%      None
Other expenses (b)                                                 0.49%      0.44%      0.39%
Total fund operating expenses                                      1.04%      0.74%      0.44%
Contractual expense reimbursement (at least until 11-1-06) (c)     0.18%      0.18%      0.18%
Net fund operating expenses                                        0.86%      0.56%      0.26%
Estimated underlying fund expenses (d)                             0.94%      0.94%      0.94%
Net fund operating expenses and underlying fund expenses           1.80%      1.50%      1.20%

----------
(a)  Based on estimated expenses for the current fiscal year.

(b) Includes fees paid by the fund to the Adviser under an agreement pursuant to which the Adviser will provide, either directly or through third parties, various administrative, recordkeeping, communication and educational services for retirement plans that are shareholders of the R classes of shares. The amount of the fee is 0.15% for Class R3 shares, 0.10% for Class R4 shares and 0.05% for Class R5 shares.

(c) The Adviser has contractually agreed to waive advisory fees or reimburse fund expenses for each of these classes of shares to the extent that blue sky fees and printing and postage expenses attributable to each class exceed 0.09% of the average annual net assets attributable to the class. This agreement remains in effect until November 1, 2006 and may thereafter be terminated by the Adviser at any time.

(d) The fund's shareholders bear indirectly the expenses of the Class NAV shares of the underlying funds in which the fund invests. Underlying fund expenses are based on the allocation of the fund's assets among underlying funds, and the total fund operating expenses of the underlying funds will vary with changes in allocations and underlying fund expenses. For the estimated expense ratio of each of the underlying funds in which the fund may invest, see "Information About the Underlying Funds - Description of Underlying Funds."

The hypothetical example below shows what your expenses would be after contractual expense reimbursements (first year only) if you invested $10,000 over the time periods indicated, assuming you reinvested all distributions and that the average annual return was 5%. The example is for comparison only, and does not represent the fund's actual expenses and returns, either past or future.

EXPENSES   YEAR 1   YEAR 3   YEAR 5   YEAR 10
--------   ------   ------   ------   -------
Class R3    $183     $604    $1,051    $2,292
Class R4    $153     $512    $  896    $1,972
Class R5    $122     $419    $  738    $1,642

FUND CODES

CLASS R3   Ticker
           CUSIP               47803V531
           Newspaper
           SEC number          811-21779
           JH II fund number

CLASS R4   Ticker
           CUSIP               47803V523
           Newspaper
           SEC number          811-21779
           JH II fund number

CLASS R5   Ticker
           CUSIP               47803V515
           Newspaper
           SEC number          811-21779
           JH II fund number

LIFESTYLE GROWTH PORTFOLIO

SUBADVISER: MFC Global (U.S.A.)

[GRAPHIC]

GOAL AND STRATEGY

The fund seeks long-term growth of capital. Current income is also a consideration. To pursue this goal, the fund, which is a fund of funds, normally invests approximately 80% of its assets in underlying funds which invest primarily in equity securities and approximately 20% in underlying funds which invest primarily in fixed-income securities.

Variations in the target percentage allocation between underlying funds which invest primarily in equity securities and underlying funds which invest primarily in fixed-income securities are permitted up to 10% in either direction. Thus, based on its target percentage allocation of approximately 80% of assets in equity funds and 20% in fixed-income funds, the fund may have an equity/fixed-income fund allocation of 90%/10% or 70%/30%. Although variations beyond the 10% range are generally not permitted, MFC Global (U.S.A.) may determine in light of market or economic conditions that the normal percentage limitations should be exceeded to protect the fund or to achieve its objective.

Within the prescribed percentage allocation, MFC Global (U.S.A.) selects the percentage level to be maintained in specific underlying funds. The assets of the fund are rebalanced quarterly to maintain the selected percentage level. MFC Global (U.S.A.) may from time to time adjust the percent of assets invested in any specific underlying funds to increase or decrease the fund's holdings of particular assets classes, such as common stocks of foreign issuers, to adjust portfolio quality or the duration of fixed income securities, to increase or reduce the percent of the fund's assets subject to the management of a particular subadviser or to reflect fundamental changes in the investment environment.

For defensive purposes in abnormal market conditions or to meet redemption requests or make anticipated cash payments, the fund may temporarily invest extensively in cash and cash equivalents. In taking these measures, the fund might not achieve its investment goal.

[GRAPHIC]

PAST PERFORMANCE

The graph shows how the fund's total return has varied from year to year, while the table shows performance of Class R3, Class R4 and Class R5 shares over time (along with a broad-based market index for reference). This information may help provide an indication of the fund's risks. For periods prior to October __, 2005, the date on which the fund commenced operations, historical performance of the fund's shares is based on the performance of the Series I shares of the fund's predecessor John Hancock Trust ("JHT") portfolio, the Lifestyle Growth 820 Trust, as indicated in the notes to the table. All figures assume dividend reinvestment. Past performance does not indicate future results.

CLASS R5, TOTAL RETURNS

Best Quarter: Q2 '03, 14.90%
Worst Quarter: Q3 '02, -14.50%

INDEXES (reflect no fees or taxes)

S&P 500 INDEX -- an unmanaged index comprised of 500 stocks chosen for market size, liquidity and industry group that is designed to reflect the risk/return characteristics of the universe of large-cap stocks.

LEHMAN BROTHERS AGGREGATE BOND INDEX -- an unmanaged index comprised of the Lehman Brothers Government/Corporate Bond Index, the Lehman Brothers Mortgage-Backed Securities Index and the Lehman Brothers Asset-Backed Securities Index that measures the performance of investment grade securities having a maturity of at least one year and which have more than $100 million of securities outstanding.

COMBINED INDEX -- consists of 80% of the S&P 500 Index and 20% of the Lehman Brothers Aggregate Bond Index.

CLASS R5 CALENDAR YEAR TOTAL RETURNS

[BAR CHART]

1997   1998   1999   2000   2001    2002   2003   2004
----   ----   ----   ----   ----   -----   ----   ----
13.8%  6.1%   16.5%  -3.2%  -9.2%  -15.8%  29.6%  14.6%

The year-to-date return as of September 30, 2005 is ____%.

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12-31-04 (a)

                                                       SINCE
                                  1 YEAR   5 YEARS   INCEPTION
                                  ------   -------   ---------
Class R3 (b)                      14.57%     1.90%     5.62%
Class R4 (b)                      14.57%     1.90%     5.62%
Class R5 (c)                      14.57%     1.90%     5.62%
S&P 500 Index                     10.88%    -2.30%     7.77%
Lehman Brothers Aggregate Index    4.34%     7.71%     7.04%
Combined Index                     9.59%    -0.12%     8.05%

----------
(a) The Series I shares of the predecessor JHT portfolio commenced operations on May 7, 1997. For periods prior to October __, 2005, the performance shown reflects the performance of the Series I shares of the predecessor portfolio.

(b) This share class has higher expenses than the Series I shares of the predecessor portfolio. Performance would be lower if adjusted for these lower expenses.

(c) This share class has lower expenses than the Series I shares of the predecessor portfolio. Performance would be higher if adjusted for these lower expenses.

[GRAPHIC]

MAIN RISKS

The fund is subject to the same risks as the underlying funds in which it invests. The fund invests in underlying funds which invest in equity securities and fixed-income securities, including foreign securities.

     - EQUITY SECURITIES RISK. Stock markets are volatile, and the price of equity securities such as common and preferred stocks (and their equivalents) will fluctuate. The value of equity securities purchased by the underlying funds could decline if the financial condition of the companies in which they invest decline or if overall market and economic conditions deteriorate.

     - FIXED-INCOME SECURITIES RISK. Fixed-income securities or bonds are subject to credit risk and interest rate risk. The credit rating of bonds in the underlying funds' portfolios could be downgraded or the issuer of a bond could default on its obligations. In general, lower-rated bonds involve more credit risk. When interest rates rise, bond prices generally fall.

     - HIGH YIELD SECURITIES RISK. Fixed-income securities that are not investment grade are commonly referred to as high yield securities or "junk bonds." These securities offer a potentially higher yield than other, higher rated securities, but they carry a greater degree of risk and are considered speculative by the major credit rating agencies.

     - FOREIGN SECURITIES RISK. Foreign securities involve special risks, including potentially unfavorable currency exchange rates, limited government regulation (including less stringent investor protection and disclosure standards) and exposure to possible economic, political and social instability.

For a more complete description of the risks associated with investments in the underlying funds, see "Information About the Underlying Funds - Risks of Investing in Underlying Funds."

[GRAPHIC]

YOUR EXPENSES

Operating expenses are paid from the fund's assets, and therefore are paid by shareholders indirectly.

ANNUAL OPERATING EXPENSES (A)                 CLASS R3   CLASS R4   CLASS R5
-----------------------------                 --------   --------   --------
Management fee                                  0.05%      0.05%      0.05%
Distribution and service (12b-1) fees           0.50%      0.25%      None
Other expenses (b)                              0.49%      0.44%      0.39%
Total fund operating expenses                   1.04%      0.74%      0.44%
Contractual expense reimbursement (at least
   until 11-1-06) (c)                           0.18%      0.18%      0.18%
Net fund operating expenses                     0.86%      0.56%      0.26%
Estimated underlying fund expenses (d)          0.89%      0.89%      0.89%
Net fund operating expenses and underlying
   fund expenses                                1.75%      1.45%      1.15%

----------
(a)  Based on estimated expenses for the current fiscal year.

(b) Includes fees paid by the fund to the Adviser under an agreement pursuant to which the Adviser will provide, either directly or through third parties, various administrative, recordkeeping, communication and educational services for retirement plans that are shareholders of the R classes of shares. The amount of the fee is 0.15% for Class R3 shares, 0.10% for Class R4 shares and 0.05% for Class R5 shares.

(c) The Adviser has contractually agreed to waive advisory fees or reimburse fund expenses for each of these classes of shares to the extent that blue sky fees and printing and postage expenses attributable to each class exceed 0.09% of the average annual net assets attributable to the class. This agreement remains in effect until November 1, 2006 and may thereafter be terminated by the Adviser at any time.

(d) The fund's shareholders bear indirectly the expenses of the Class NAV shares of the underlying funds in which the fund invests. Underlying fund expenses are based on the allocation of the fund's assets among underlying funds, and the total fund operating expenses of the underlying funds will vary with changes in allocations and underlying fund expenses. For the estimated expense ratio of each of the underlying funds in which the fund may invest, see "Information About the Underlying Funds - Description of Underlying Funds."

The hypothetical example below shows what your expenses would be after contractual expense reimbursements (first year only) if you invested $10,000 over the time periods indicated, assuming you reinvested all distributions and that the average annual return was 5%. The example is for comparison only, and does not represent the fund's actual expenses and returns, either past or future.

EXPENSES   YEAR 1   YEAR 3   YEAR 5   YEAR 10
--------   ------   ------   ------   -------
Class R3    $178     $589    $1,025    $2,239
Class R4    $148     $497    $  870    $1,918
Class R5    $117     $404    $  712    $1,586

FUND CODES

CLASS R3   Ticker
           CUSIP               47803V291
           Newspaper
           SEC number          811-21779
           JH II fund number

CLASS R4   Ticker

           CUSIP               47083V283
           Newspaper
           SEC number          811-21779
           JH II fund number

CLASS R5   Ticker
           CUSIP               47803V275
           Newspaper
           SEC number          811-21779
           JH II fund number

LIFESTYLE BALANCED PORTFOLIO

SUBADVISER: MFC Global (U.S.A.)

[GRAPHIC]

GOAL AND STRATEGY

The fund seeks a balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital. To pursue this goal, the fund, which is a fund of funds, normally invests approximately 60% of its assets in underlying funds which invest primarily in equity securities and approximately 40% in underlying funds which invest primarily in fixed-income securities.

Variations in the target percentage allocation between underlying funds which invest primarily in equity securities and underlying funds which invest primarily in fixed-income securities are permitted up to 10% in either direction. Thus, based on its target percentage allocation of approximately 60% of assets in equity funds and 40% in fixed-income funds, the fund may have an equity/fixed-income fund allocation of 70%/30% or 50%/50%. Although variations beyond the 10% range are generally not permitted, MFC Global (U.S.A.) may determine in light of market or economic conditions that the normal percentage limitations should be exceeded to protect the fund or to achieve its objective.

Within the prescribed percentage allocation, MFC Global (U.S.A.) selects the percentage level to be maintained in specific underlying funds. The assets of the fund are rebalanced quarterly to maintain the selected percentage level. MFC Global (U.S.A.) may from time to time adjust the percent of assets invested in any specific underlying funds to increase or decrease the fund's holdings of particular assets classes, such as common stocks of foreign issuers, to adjust portfolio quality or the duration of fixed income securities, to increase or reduce the percent of the fund's assets subject to the management of a particular subadviser or to reflect fundamental changes in the investment environment.

For defensive purposes in abnormal market conditions or to meet redemption requests or make anticipated cash payments, the fund may temporarily invest extensively in cash and cash equivalents. In taking these measures, the fund might not achieve its investment goal.

[GRAPHIC]

PAST PERFORMANCE

The graph shows how the fund's total return has varied from year to year, while the table shows performance of Class R3, Class R4 and Class R5 shares over time (along with a broad-based market index for reference). This information may help provide an indication of the fund's risks. For periods prior to October __, 2005, the date on which the fund commenced operations, historical performance of the fund's shares is based on the performance of the Series I shares of the fund's predecessor John Hancock Trust ("JHT") portfolio, the Lifestyle Balanced 640 Trust,as indicated in the notes to the table. All figures assume dividend reinvestment. Past performance does not indicate future results.

CLASS R5, TOTAL RETURNS

Best Quarter: Q2 '03, 11.62%
Worst Quarter: Q3 '98, -10.36%

INDEXES  (reflect no fees or taxes)

S&P 500 INDEX -- an unmanaged index comprised of 500 stocks chosen for market size, liquidity and industry group that is designed to reflect the risk/return characteristics of the universe of large-cap stocks.

LEHMAN BROTHERS AGGREGATE BOND INDEX -- an unmanaged index comprised of the Lehman Brothers Government/Corporate Bond Index, the Lehman Brothers Mortgage-Backed Securities Index and the Lehman Brothers Asset-Backed Securities Index that measures the performance of investment grade securities having a maturity of at least one year and which have more than $100 million of securities outstanding.

COMBINED INDEX -- consists of 60% of the S&P 500 Index and 40% of the Lehman Brothers Aggregate Bond Index; this index was added to more accurately reflect the investment objective of the fund.

CLASS R5 CALENDAR YEAR TOTAL RETURNS

[BAR CHART]

1997   1998   1999   2000    2001    2002   2003   2004
----   ----   ----   ----   -----   -----   ----   ----
14.1%   5.7%  12.4%   2.3%   -4.9%  -10.0%  24.0%  13.5%

The year-to-date return as of September 30, 2005 is ____%.

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12-31-04 (a)

                                                            SINCE
                                       1 YEAR   5 YEARS   INCEPTION
                                       ------   -------   ---------
Class R3 (b)                            13.49%    4.29%     6.65%
Class R4 (b)                            13.49%    4.29%     6.65%
Class R5 (c)                            13.49%    4.29%     6.65%
S&P 500 Index                           10.88%   -2.30%     7.77%
Lehman Brothers Aggregate Bond Index     4.34%    7.71%     7.04%
Combined Index                           8.29%    1.98%     7.98%

----------
(a) The Series I shares of the predecessor JHT portfolio commenced operations on May 7, 1997. For periods prior to October __, 2005, the performance shown reflects the performance of the Series I shares of the predecessor portfolio.

(b) This share class has higher expenses than the Series I shares of the predecessor portfolio. Performance would be lower if adjusted for these lower expenses.

(c) This share class has lower expenses than the Series I shares of the predecessor portfolio. Performance would be higher if adjusted for these lower expenses.

[GRAPHIC]

MAIN RISKS

The fund is subject to the same risks as the underlying funds in which it invests. The fund invests in underlying funds which invest in equity securities and fixed-income securities, including foreign securities.

     - EQUITY SECURITIES RISK. Stock markets are volatile, and the price of equity securities such as common and preferred stocks (and their equivalents) will fluctuate. The value of equity securities purchased by the underlying funds could decline if the financial condition of the companies in which they invest decline or if overall market and economic conditions deteriorate.

     - FIXED-INCOME SECURITIES RISK. Fixed-income securities or bonds are subject to credit risk and interest rate risk. The credit rating of bonds in the underlying funds' portfolios could be downgraded or the issuer of a bond could default on its obligations. In general, lower-rated bonds involve more credit risk. When interest rates rise, bond prices generally fall.

     - HIGH YIELD SECURITIES RISK. Fixed-income securities that are not investment grade are commonly referred to as high yield securities or "junk bonds." These securities offer a potentially higher yield than other, higher rated securities, but they carry a greater degree of risk and are considered speculative by the major credit rating agencies.

     - FOREIGN SECURITIES RISK. Foreign securities involve special risks, including potentially unfavorable currency exchange rates, limited government regulation (including less stringent investor protection and disclosure standards) and exposure to possible economic, political and social instability.

For a more complete description of the risks associated with investments in the underlying funds, see "Information About the Underlying Funds - Risks of Investing in Underlying Funds."

[GRAPHIC]

YOUR EXPENSES

Operating expenses are paid from the fund's assets, and therefore are paid by shareholders indirectly.

ANNUAL OPERATING EXPENSES (A)                                    CLASS R3   CLASS R4   CLASS R5
-----------------------------                                    --------   --------   --------
Management fee                                                     0.05%      0.05%      0.05%
Distribution and service (12b-1) fees                              0.50%      0.25%      None
Other expenses (b)                                                 0.49%      0.44%      0.39%
Total fund operating expenses                                      1.04%      0.74%      0.44%
Contractual expense reimbursement (at least until 11-1-06) (c)     0.18%      0.18%      0.18%
Net fund operating expenses                                        0.86%      0.56%      0.26%
Estimated underlying fund expenses (d)                             0.84%      0.84%      0.84%
Net fund operating expenses and underlying fund expenses           1.70%      1.40%      1.10%

----------
(a)  Based on estimated expenses for the current fiscal year.

(b) Includes fees paid by the fund to the Adviser under an agreement pursuant to which the Adviser will provide, either directly or through third parties, various administrative, recordkeeping, communication and educational services for retirement plans that are shareholders of the R classes of shares. The amount of the fee is 0.15% for Class R3 shares, 0.10% for Class R4 shares and 0.05% for Class R5 shares.

(c) The Adviser has contractually agreed to waive advisory fees or reimburse fund expenses for each of these classes of shares to the extent that blue sky fees and printing and postage expenses attributable to each class exceed 0.09% of the average annual net assets attributable to the class. This agreement remains in effect until November 1, 2006 and may thereafter be terminated by the Adviser at any time.

(d) The fund's shareholders bear indirectly the expenses of the Class NAV shares of the underlying funds in which the fund invests. Underlying fund expenses are based on the allocation of the fund's assets among underlying funds, and the total fund operating expenses of the underlying funds will vary with changes in allocations and underlying fund expenses. For the estimated expense ratio of each of the underlying funds in which the fund may invest, see "Information About the Underlying Funds - Description of Underlying Funds."

The hypothetical example below shows what your expenses would be after contractual expense reimbursements (first year only) if you invested $10,000 over the time periods indicated, assuming you reinvested all distributions and that the average annual return was 5%. The example is for comparison only, and does not represent the fund's actual expenses and returns, either past or future.

EXPENSES   YEAR 1   YEAR 3   YEAR 5   YEAR 10
--------   ------   ------   ------   -------
Class R3    $173     $573     $999     $2,186
Class R4    $143     $481     $843     $1,863
Class R5    $112     $388     $685     $1,529

FUND CODES

CLASS R3   Ticker
           CUSIP               47803V457
           Newspaper
           SEC number          811-21779
           JH II fund number

CLASS R4   Ticker
           CUSIP               47803V440
           Newspaper
           SEC number          811-21779

           JH II fund number

CLASS R5   Ticker
           CUSIP               47803V432
           Newspaper
           SEC number          811-21779
           JH II fund number

LIFESTYLE MODERATE PORTFOLIO

SUBADVISER: MFC Global (U.S.A.)

[GRAPHIC]

GOAL AND STRATEGY

The fund seeks a balance between a high level of current income and growth of capital, with a greater emphasis on income. To pursue this goal, the fund, which is a fund of funds, normally invests approximately 40% of its assets in underlying funds which invest primarily in equity securities and approximately 60% in underlying funds which invest primarily in fixed-income securities.

Variations in the target percentage allocation between underlying funds which invest primarily in equity securities and underlying funds which invest primarily in fixed-income securities are permitted up to 10% in either direction. Thus, based on its target percentage allocation of approximately 40% of assets in equity funds and 60% in fixed-income funds, the fund may have an equity/fixed-income fund allocation of 50/50% or 30%/70%. Although variations beyond the 10% range are generally not permitted, MFC Global (U.S.A.) may determine in light of market or economic conditions that the normal percentage limitations should be exceeded to protect the fund or to achieve its objective.

Within the prescribed percentage allocation, MFC Global (U.S.A.) selects the percentage level to be maintained in specific underlying funds. The assets of the fund are rebalanced quarterly to maintain the selected percentage level. MFC Global (U.S.A.) may from time to time adjust the percent of assets invested in any specific underlying funds to increase or decrease the fund's holdings of particular assets classes, such as common stocks of foreign issuers, to adjust portfolio quality or the duration of fixed income securities, to increase or reduce the percent of the fund's assets subject to the management of a particular subadviser or to reflect fundamental changes in the investment environment.

For defensive purposes in abnormal market conditions or to meet redemption requests or make anticipated cash payments, the fund may temporarily invest extensively in cash and cash equivalents. In taking these measures, the fund might not achieve its investment goal.

[GRAPHIC]

PAST PERFORMANCE

The graph shows how the fund's total return has varied from year to year, while the table shows performance of Class R3, Class R4 and Class R5 shares over time (along with a broad-based market index for reference). This information may help provide an indication of the fund's risks. For periods prior to October __, 2005, the date on which the fund commenced operations, historical performance of the fund's shares is based on the performance of the Series I shares of the fund's predecessor John Hancock Trust ("JHT") portfolio, the Lifestyle Moderate 460 Trust, as indicated in the notes to the table. All figures assume dividend reinvestment. Past performance does not indicate future results.

CLASS R5, TOTAL RETURNS

Best Quarter: Q2 '03, 8.71%
Worst Quarter: Q3 '02, -5.57%

INDEXES (reflect no fees or taxes)

S&P 500 INDEX -- an unmanaged index comprised of 500 stocks chosen for market size, liquidity and industry group that is designed to reflect the risk/return characteristics of the universe of large-cap stocks.

LEHMAN BROTHERS AGGREGATE BOND INDEX -- an unmanaged index comprised of the Lehman Brothers Government/Corporate Bond Index, the Lehman Brothers Mortgage-Backed Securities Index and the Lehman Brothers Asset-Backed Securities Index that measures the performance of investment grade securities having a maturity of at least one year and which have more than $100 million of securities outstanding.

COMBINED INDEX -- consists of 40% of the S&P 500 Index and 60% of the Lehman Brothers Aggregate Bond Index.

CLASS R5 CALENDAR YEAR TOTAL RETURNS

[BAR CHART]

 1997   1998   1999   2000    2001    2002    2003    2004
-----   ----   ----   ----   -----   -----   -----   -----
13.7%   9.8%   7.8%   3.9%   -1.1%   -4.1%   17.8%   11.0%

The year-to-date return as of September 30, 2005 is ____%.

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12-31-04 (a)

                                                             SINCE
                                       1 YEAR   5 YEARS    INCEPTION
                                       ------   -------    ---------
Class R3 (b)                           11.04%    5.29%       7.21%
Class R4 (b)                           11.04%    5.29%       7.21%
Class R5 (c)                           11.04%    5.29%       7.21%
S&P 500 Index                          10.88%   -2.30%       7.77%
Lehman Brothers Aggregate Bond Index    4.34%    7.71%       7.04%
Combined Index                          6.99%    3.99%       7.77%

----------
(a) The Series I shares of the predecessor JHT portfolio commenced operations on May 7, 1997. For periods prior to October __, 2005, the performance shown reflects the performance of the Series I shares of the predecessor portfolio.

(b) This share class has higher expenses than the Series I shares of the predecessor portfolio. Performance would be lower if adjusted for these lower expenses. (c) This share class has lower expenses than the Series I shares of the predecessor portfolio. Performance would be higher if adjusted for these lower expenses.

[GRAPHIC]

MAIN RISKS

The fund is subject to the same risks as the underlying funds in which it invests. The fund invests in underlying funds which invest in fixed-income securities (including in some cases high yield securities) and equity securities, including foreign securities.

     - INTEREST RATE RISK. Fixed-income securities are affected by changes in interest rates. When interest rates decline, the market value of fixed-income securities generally will increase. Conversely, when interest rates rise, the market value of fixed-income securities will generally decrease. The longer the remaining maturity of instruments held by the underlying funds, the more sensitive the fund is to interest rate risk.

     - CREDIT RISK. Fixed-income securities or bonds are subject to the risk that the issuer will not repay all or part of the principal borrowed and will not make all interest payments. Lower quality and longer maturity bonds will be subject to greater credit risk and price fluctuations than higher quality and shorter maturity bonds. Bonds held by the underlying funds may be affected by unfavorable political, economic, or government developments that could affect the repayment of principal or the payment of interest.

     - HIGH YIELD SECURITIES RISK. Fixed-income securities that are not investment grade are commonly referred to as high yield securities or "junk bonds." These securities offer a potentially higher yield than other, higher rated securities, but they carry a greater degree of risk and are considered speculative by the major credit rating agencies.

     - EQUITY SECURITIES RISK. Stock markets are volatile, and the price of equity securities such as common and preferred stocks (and their equivalents) will fluctuate. The value of equity securities purchased by the underlying funds could decline if the financial condition of the companies in which they invest decline or if overall market and economic conditions deteriorate.

     - FOREIGN SECURITIES RISK. Foreign securities involve special risks, including potentially unfavorable currency exchange rates, limited government regulation (including less stringent investor protection and disclosure standards) and exposure to possible economic, political and social instability.

For a more complete description of the risks associated with investments in the underlying funds, see "Information About the Underlying Funds - Risks of Investing in Underlying Funds."

[GRAPHIC]

YOUR EXPENSES

Operating expenses are paid from the fund's assets, and therefore are paid by shareholders indirectly.

ANNUAL OPERATING EXPENSES (A)                                    CLASS R3   CLASS R4   CLASS R5
-----------------------------                                    --------   --------   --------
Management fee                                                     0.05%      0.05%      0.05%
Distribution and service (12b-1) fees                              0.50%      0.25%      None
Other expenses (b)                                                 0.49%      0.44%      0.39%
Total fund operating expenses                                      1.04%      0.74%      0.44%
Contractual expense reimbursement (at least until 11-1-06) (c)     0.18%      0.18%      0.18%
Net fund operating expenses                                        0.86%      0.56%      0.26%
Estimated underlying fund expenses (d)                             0.80%      0.80%      0.80%
Net fund operating expenses and underlying fund expenses           1.66%      1.36%      1.06%

----------
(a)  Based on estimated expenses for the current fiscal year.

(b) Includes fees paid by the fund to the Adviser under an agreement pursuant to which the Adviser will provide, either directly or through third parties, various administrative, recordkeeping, communication and educational services for retirement plans that are shareholders of the R classes of shares. The amount of the fee is 0.15% for Class R3 shares, 0.10% for Class R4 shares and 0.05% for Class R5 shares.

(c) The Adviser has contractually agreed to waive advisory fees or reimburse fund expenses for each of these classes of shares to the extent that blue sky fees and printing and postage expenses attributable to each class exceed 0.09% of the average annual net assets attributable to the class. This agreement remains in effect until November 1, 2006 and may thereafter be terminated by the Adviser at any time.

(d) The fund's shareholders bear indirectly the expenses of the Class NAV shares of the underlying funds in which the fund invests. Underlying fund expenses are based on the allocation of the fund's assets among underlying funds, and the total fund operating expenses of the underlying funds will vary with changes in allocations and underlying fund expenses. For the estimated expense ratio of each of the underlying funds in which the fund may invest, see "Information About the Underlying Funds - Description of Underlying Funds."

The hypothetical example below shows what your expenses would be after contractual expense reimbursements (first year only) if you invested $10,000 over the time periods indicated, assuming you reinvested all distributions and that the average annual return was 5%. The example is for comparison only, and does not represent the fund's actual expenses and returns, either past or future.

EXPENSES   YEAR 1   YEAR 3   YEAR 5   YEAR 10
--------   ------   ------   ------   -------
Class R3    $169     $561     $979     $2,144
Class R4    $138     $469     $822     $1,819
Class R5    $108     $376     $664     $1,484

FUND CODES

CLASS R3   Ticker
           CUSIP               47803V226
           Newspaper
           SEC number          811-21779

           JH II fund number

CLASS R4   Ticker
           CUSIP               47803V218
           Newspaper
           SEC number          811-21779
           JH II fund number

CLASS R5   Ticker
           CUSIP               47803V192
           Newspaper
           SEC number          811-21779
           JH II fund number

LIFESTYLE CONSERVATIVE PORTFOLIO

SUBADVISER: MFC Global (U.S.A.)

[GRAPHIC]

GOAL AND STRATEGY

The fund seeks a balance between a high level of current income and growth of capital, with a greater emphasis on income. To pursue this goal, the fund, which is a fund of funds, normally invests approximately 20% of its assets in underlying funds which invest primarily in equity securities and approximately 80% in underlying funds which invest primarily in fixed-income securities.

Variations in the target percentage allocation between underlying funds which invest primarily in equity securities and underlying funds which invest primarily in fixed-income securities are permitted up to 10% in either direction. Thus, based on its investment allocation of approximately 20% of assets in equity funds and 80% in fixed-income funds, the fund may have an equity/fixed-income fund allocation of 30/70% or 10%/90%. Although variations beyond the 10% range are generally not permitted, MFC Global (U.S.A.) may determine in light of market or economic conditions that the normal percentage limitations should be exceeded to protect the fund or to achieve its objective.

Within the prescribed percentage allocation, MFC Global (U.S.A.) selects the percentage level to be maintained in specific underlying funds. The assets of the fund are rebalanced quarterly to maintain the selected percentage level. MFC Global (U.S.A.) may from time to time adjust the percent of assets invested in any specific underlying funds to increase or decrease the fund's holdings of particular assets classes, such as common stocks of foreign issuers, to adjust portfolio quality or the duration of fixed income securities, to increase or reduce the percent of the fund's assets subject to the management of a particular subadviser or to reflect fundamental changes in the investment environment.

For defensive purposes in abnormal market conditions or to meet redemption requests or make anticipated cash payments, the fund may temporarily invest extensively in cash and cash equivalents. In taking these measures, the fund might not achieve its investment goal.

[GRAPHIC]

PAST PERFORMANCE

The graph shows how the fund's total return has varied from year to year, while the table shows performance of Class R3, Class R4 and Class R5 shares over time (along with a broad-based market index for reference). This information may help provide an indication of the fund's risks. For periods prior to October __, 2005, the date on which the fund commenced operations, historical performance of the fund's shares is based on the performance of the Series I shares of the fund's predecessor John Hancock Trust ("JHT") portfolio, the Lifestyle Conservative 280 Trust, as indicated in the notes to the table. All figures assume dividend reinvestment. Past performance does not indicate future results.

CLASS R5, TOTAL RETURNS

Best Quarter: Q2 '03, 5.64%
Worst Quarter: Q2 '04, -2.08%

INDEXES  (reflect no fees or taxes)

S&P 500 INDEX -- an unmanaged index comprised of 500 stocks chosen for market size, liquidity and industry group that is designed to reflect the risk/return characteristics of the universe of large-cap stocks.

LEHMAN BROTHERS AGGREGATE BOND INDEX -- an unmanaged index comprised of the Lehman Brothers Government/Corporate Bond Index, the Lehman Brothers Mortgage-Backed Securities Index and the Lehman Brothers Asset-Backed Securities Index that measures the performance of investment grade securities having a maturity of at least one year and which have more than $100 million of securities outstanding.

COMBINED INDEX -- consists of 20% of the S&P 500 Index and 80% of the Lehman Brothers Aggregate Bond Index.

CLASS R5 CALENDAR YEAR TOTAL RETURNS

[BAR CHART]

1997   1998   1999   2000   2001   2002   2003   2004
----   ----   ----   ----   ----   ----   ----   ----
12.2%  10.2%  4.2%   7.5%   3.3%   1.8%   11.5%  8.6%

The year-to-date return as of September 30, 2005 is ____%.

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12-31-04 (a)

                                                            SINCE
                                       1 YEAR   5 YEARS   INCEPTION
                                       ------   -------   ---------
Class R3 (b)                            8.59%     6.48%      7.37%
Class R4 (b)                            8.59%     6.48%      7.37%
Class R5 (c)                            8.59%     6.48%      7.37%
S&P 500 Index                          10.88%    -2.30%      7.77%
Lehman Brothers Aggregate Bond Index    4.34%     7.71%      7.04%
Combined Index                          5.67%     5.90%      7.43%

----------
(a) The Series I shares of the predecessor JHT portfolio commenced operations on May 7, 1997. For periods prior to October __, 2005, the performance shown reflects the performance of the Series I shares of the predecessor portfolio.

(b) This share class has higher expenses than the Series I shares of the predecessor portfolio. Performance would be lower if adjusted for these lower expenses.

(c) This share class has lower expenses than the Series I shares of the predecessor portfolio. Performance would be higher if adjusted for these lower expenses.

[GRAPHIC]

MAIN RISKS

The fund is subject to the same risks as the underlying funds in which it invests. The fund invests in underlying funds which invest in fixed-income securities (including in some cases high yield securities) and equity securities, including foreign securities.

     - INTEREST RATE RISK. Fixed-income securities are affected by changes in interest rates. When interest rates decline, the market value of fixed-income securities generally will increase. Conversely, when interest rates rise, the market value of fixed-income securities will generally decrease. The longer the remaining maturity of instruments held by the underlying funds, the more sensitive the fund is to interest rate risk.

     - CREDIT RISK. Fixed-income securities or bonds are subject to the risk that the issuer will not repay all or part of the principal borrowed and will not make all interest payments. Lower quality and longer maturity bonds will be subject to greater credit risk and price fluctuations than higher quality and shorter maturity bonds. Bonds held by the underlying fund may be affected by unfavorable political, economic, or government developments that could affect the repayment of principal or the payment of interest.

     - HIGH YIELD SECURITIES RISK. Fixed-income securities that are not investment grade are commonly referred to as high yield securities or "junk bonds." These securities offer a potentially higher yield than other, higher rated securities, but they carry a greater degree of risk and are considered speculative by the major credit rating agencies.

     - EQUITY SECURITIES RISK. Stock markets are volatile, and the price of equity securities such as common and preferred stocks (and their equivalents) will fluctuate. The value of equity securities purchased by the underlying funds could decline if the financial condition of the companies in which they invest decline or if overall market and economic conditions deteriorate.

     - FOREIGN SECURITIES RISK. Foreign securities involve special risks, including potentially unfavorable currency exchange rates, limited government regulation (including less stringent investor protection and disclosure standards) and exposure to possible economic, political and social instability.

For a more complete description of the risks associated with investments in the underlying funds, see "Information About the Underlying Funds - Risks of Investing in Underlying Funds."

[GRAPHIC]

YOUR EXPENSES

Operating expenses are paid from the fund's assets, and therefore are paid by shareholders indirectly.

ANNUAL OPERATING EXPENSES (A)                                    CLASS R3   CLASS R4   CLASS R5
-----------------------------                                    --------   --------   --------
Management fee                                                     0.05%      0.05%      0.05%
Distribution and service (12b-1) fees                              0.50%      0.25%      None
Other expenses (b)                                                 0.49%      0.44%      0.39%
Total fund operating expenses                                      1.04%      0.74%      0.44%
Contractual expense reimbursement (at least until 11-1-06) (c)     0.18%      0.18%      0.18%
Net fund operating expenses                                        0.86%      0.56%      0.26%
Estimated underlying fund expenses (d)                             0.76%      0.76%      0.76%
Net fund operating expenses and underlying fund expenses           1.62%      1.32%      1.02%

----------
(a)  Based on estimated expenses for the current fiscal year.

(b) Includes fees paid by the fund to the Adviser under an agreement pursuant to which the Adviser will provide, either directly or through third parties, various administrative, recordkeeping, communication and educational services for retirement plans that are shareholders of the R classes of shares. The amount of the fee is 0.15% for Class R3 shares, 0.10% for Class R4 shares and 0.05% for Class R5 shares.

(c) The Adviser has contractually agreed to waive advisory fees or reimburse fund expenses for each of these classes of shares to the extent that blue sky fees and printing and postage expenses attributable to each class exceed 0.09% of the average annual net assets attributable to the class. This agreement remains in effect until November 1, 2006 and may thereafter be terminated by the Adviser at any time.

(d) The fund's shareholders bear indirectly the expenses of the Class NAV shares of the underlying funds in which the fund invests. Underlying fund expenses are based on the allocation of the fund's assets among underlying funds, and the total fund operating expenses of the underlying funds will vary with changes in allocations and underlying fund expenses. For the estimated expense ratio of each of the underlying funds in which the fund may invest, see "Information About the Underlying Funds - Description of Underlying Funds."

The hypothetical example below shows what your expenses would be after contractual expense reimbursements (first year only) if you invested $10,000 over the time periods indicated, assuming you reinvested all distributions and that the average annual return was 5%. The example is for comparison only, and does not represent the fund's actual expenses and returns, either past or future.

EXPENSES   YEAR 1   YEAR 3   YEAR 5   YEAR 10
--------   ------   ------   ------   -------
Class R3    $165     $549     $958     $2,101
Class R4    $134     $456     $801     $1,775
Class R5    $104     $363     $642     $1,439

FUND CODES

CLASS R3   Ticker
           CUSIP               47803V374
           Newspaper
           SEC number          811-21779

           JH II fund number

CLASS R4   Ticker
           CUSIP               47803V366
           Newspaper
           SEC number          811-21779
           JH II fund number

CLASS R5   Ticker
           CUSIP               47803V358
           Newspaper
           SEC number          811-21779
           JH II fund number

YOUR ACCOUNT

CLASS R3, R4 AND R5 SHARES

The Class R3, R4 and R5 shares of the Lifestyle Portfolios are sold without any front-end or deferred sales charges. Each of the R3 and R4 share classes has a Rule 12b-1 plan that allows it to pay fees for the sale, distribution and service of its shares.

CLASS R3

-- Distribution and service (12b-1) fees of 0.50%.

CLASS R4

-- Distribution and service (12b-1) fees of 0.25%.

The Fund has adopted Service Plans for the Class R3, R4 and R5 shares of each of the funds which authorize the Fund to pay affiliated and unaffiliated entities a service fee for providing certain recordkeeping and other administrative services in connection with investments in the fund by retirement plans. The service fee is a specified percentage of the average daily net assets of a fund's share class held by plan participants and is 0.15% for Class R3 shares, 0.10% for Class R4 shares and 0.05% for Class R5 shares.

Class R3, R4 and R5 shares are available only to qualified tuition programs under Section 529 of the Internal Revenue Code ("529 plans") distributed by John Hancock or one of its affiliates and retirement plans ("Retirement Plans") including 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans, defined benefit plans and non-qualified deferred compensation plans. Retirement Plans do not include IRA accounts except for Rollover IRA accounts for participants whose plans are invested in Class R shares funds. Retirement Plans do not include retail non-retirement accounts, traditional and Roth IRAs, Coverdell Educational Savings Accounts, SEPs, SAR-SEPs SIMPLE IRAs and individual 403(b) plans.

The performance and expenses information included in this prospectus does not reflect fees and expenses of any plan which may use the Fund as its underlying investment medium. If such fees and expenses had been reflected, performance would be lower.

12b-1 fees. Rule 12b-1 fees will be paid to the Fund's distributor, John Hancock Funds, LLC (the "Distributor"), and may be used by the Distributor for expenses relating to the distribution of, and shareholder or administrative services for holders of, the shares of the class and for the payment of "service fees" that come within Rule 2830(d)(5) of the Conduct Rules of the National Association of Securities Dealers, Inc.

Because 12b-1 fees are paid on an ongoing basis, they may cost shareholders more than other types of sales charges.

Other classes of shares of the funds, which have their own expense structure, may be offered in separate prospectuses.

Your broker-dealer receives a percentage of these fees. In addition, the Distributor may pay significant compensation out of its own resources to your broker-dealer. These payments are described in the Statement of Additional Information.

Your broker-dealer or agent may charge you a fee to effect transactions in fund shares.

TRANSACTION POLICIES

VALUATION OF SHARES The net asset value (NAV) per share for each Lifestyle Portfolio and share class is determined each business day at the close of regular trading on the New York Stock Exchange (typically 4 P.M. Eastern time). The NAV for each Lifestyle Portfolio is calculated based upon the NAVs of the underlying funds in which it invests.

The prospectuses for the underlying funds explain the circumstances under which those funds use fair-value pricing and the effects of doing so.

PURCHASE AND REDEMPTION PRICES When you purchase shares, you pay the NAV. When you redeem shares, you receive the NAV.

EXECUTION OF REQUESTS Each fund is open on those days when the New York Stock Exchange is open, typically Monday through Friday. Purchase and redemption requests are executed at the next NAV to be calculated after receipt of your request in good order.

In unusual circumstances, any fund may temporarily suspend the processing of redemption requests, or may postpone payment of proceeds for up to three business days or longer, as allowed by federal securities laws.

EXCESSIVE TRADING The funds of John Hancock Funds II are intended for long-term investment purposes only and do not knowingly accept shareholders who engage in "market timing" or other types of excessive short-term trading. Short-term trading into and out of a fund can disrupt portfolio investment strategies and may increase fund expenses for all shareholders, including long-term shareholders who do not generate these costs.

RIGHT TO REJECT OR RESTRICT PURCHASE AND EXCHANGE ORDERS Purchases and exchanges should be made primarily for investment purposes. John Hancock Funds II reserves the right to restrict, reject or cancel (with respect to cancellations, within one day of the order), for any reason and without any prior notice, any purchase or exchange order, including transactions representing excessive trading and transactions accepted by any shareholder's financial intermediary. For example, the Fund may in its discretion restrict, reject or cancel a purchase or exchange order even if the transaction is not subject to the specific "Limitation on exchange activity" described below if the Fund or its agents determine that accepting the order could interfere with the efficient management of a fund's portfolio or otherwise not be in the fund's best interest in light of unusual trading activity related to your account. In the event that the Fund rejects or cancels an exchange request, neither the redemption nor the purchase side of the exchange will be processed. If you would like the redemption request to be processed even if the purchase order is rejected, you should submit separate redemption and purchase orders rather than placing an exchange order. The Fund reserves the right to delay for up to one business day, consistent with applicable law, the processing of exchange requests in the event that, in the Fund's judgment, such delay would be in the Fund's best interest, in which case both the redemption and purchase side of the exchange will receive the funds' net asset values at the conclusion of the delay period. The Fund, through its agents in their sole discretion, may impose these remedial actions at the account holder level or the underlying shareholder level.

EXCHANGE LIMITATION POLICIES The Board of Trustees of John Hancock Funds II has adopted the following policies and procedures by which the Fund, subject to the limitations described below, takes steps reasonably designed to curtail excessive trading practices.

LIMITATION ON EXCHANGE ACTIVITY The Fund, through its agents, undertakes to use its best efforts to exercise the Fund's right to restrict, reject or cancel purchase and exchange orders, as described above, if an account holder, who purchases or exchanges into a fund account in an amount of $5,000 or more, exchanges $1,000 or more out of that fund account within 30 calendar days on three occasions during any 12-month period. Nothing in this paragraph limits the right of the Fund to refuse any purchase or exchange order, as discussed above under "Right to reject or restrict purchase and exchange orders".

Exchanges made on the same day in the same account are aggregated for purposes of counting the number and dollar amount of exchanges made by the account holder. The exchange limits referenced above will not be imposed or may be modified under certain circumstances. For example: these exchange limits may be modified for accounts held by certain retirement plans to conform to plan exchange limits, ERISA considerations or Department of Labor regulations. Certain automated or pre-established exchange, asset allocation and dollar cost averaging programs are not subject to these exchange limits. These programs are excluded from the exchange limitation since the Fund believes that they are advantageous to shareholders and do not offer an effective means for market timing or excessive trading strategies. These investment tools involve regular and predetermined purchase or redemption requests made well in advance of any knowledge of events affecting the market on the date of the purchase or redemption.

These exchange limits are subject to the Fund's ability to monitor exchange activity, as discussed under "Limitation on the ability to detect and curtail excessive trading practices" below. Depending upon the composition of a fund's shareholder accounts and in light of the limitations on the ability of the Fund to detect and curtail excessive trading practices, a significant percentage of a fund's shareholders may not be subject to the exchange limitation policy described above. In applying the exchange limitation policy, the Fund considers information available to it at the time and reserves the right to consider trading activity in a single account or multiple accounts under common ownership, control or influence.

LIMITATION ON THE ABILITY TO DETECT AND CURTAIL EXCESSIVE TRADING PRACTICES Shareholders seeking to engage in excessive trading practices sometimes deploy a variety of strategies to avoid detection, and, despite the efforts of the Fund to prevent excessive trading, there is no guarantee that the Fund or its agents will be able to identify such shareholders or curtail their trading practices. The ability of the Fund and its agents to detect and curtail excessive trading practices may also be limited by operational systems and technological limitations. Because the Fund will not always be able to detect frequent trading activity, investors should not assume that the Fund will be able to detect or prevent all frequent trading or other practices that disadvantage a fund. For example, the ability of the Fund to monitor trades that are placed by omnibus or other nominee accounts is severely limited in those instances in which the financial intermediary, including a financial adviser, broker, retirement plan administrator or fee-based program sponsor, maintains the records of a fund's underlying beneficial owners. Omnibus or other nominee account arrangements are common forms of holding shares of a fund, particularly among certain financial intermediaries such as financial advisers, brokers, retirement plan administrators or fee-based program sponsors. These arrangements often permit the financial intermediary to aggregate its clients' transactions and ownership positions and do not identify the particular underlying shareholder(s) to the Fund.

EXCESSIVE TRADING RISK To the extent that the Fund or its agents are unable to curtail excessive trading practices in a fund, these practices may interfere with the efficient management of the fund's portfolio, and may result in the fund engaging in certain activities to a greater extent than it otherwise would, such as maintaining higher cash balances, using its line of credit and engaging in portfolio transactions. Increased portfolio transactions and use of the line of credit would correspondingly increase the fund's operating costs and decrease the fund's investment performance. Maintenance of higher levels of cash balances would likewise result in lower fund investment performance during periods of rising markets.

While excessive trading can potentially occur in any fund, certain types of funds are more likely than others to be targets of excessive trading. For example:

     - A fund that invests a significant portion of its assets in small-or mid-capitalization stocks or securities in particular industries, that may trade infrequently or are fair valued as discussed under "Valuation of shares." These types of securities entail a greater risk of excessive trading, as investors may seek to trade fund shares in an effort to benefit from their understanding of the value of those types of securities (referred to as price arbitrage).

     - A fund that invests a material portion of its assets in securities of non-U.S. issuers may be a potential target for excessive trading if investors seek to engage in price arbitrage based upon general trends in the securities markets that occur subsequent to the close of the primary market for such securities.

     - A fund that invests a significant portion of its assets in below-investment-grade (junk) bonds, that may trade infrequently or are fair valued as discussed under "Valuation of shares," entails a greater risk of excessive trading, as investors may seek to trade fund shares in an effort to benefit from their understanding of the value of those types of securities.

Any frequent trading strategies may interfere with efficient management of a fund's portfolio. A fund that invests in the types of securities discussed above may be exposed to this risk to a greater degree than a fund that invests in highly liquid securities. These risks would be less significant, for example, in a fund that primarily invests in U.S. government securities, money market instruments, investment-grade corporate issuers or large-capitalization U.S. equity securities. Any successful price arbitrage may cause dilution in the value of the fund shares held by other shareholders.

DIVIDENDS AND ACCOUNT POLICIES

ACCOUNT STATEMENTS In general, you will receive account statements as follows:

     - after every transaction (except a dividend reinvestment) that affects your account balance

     -    after any changes of name or address of the registered owner(s)

     -    in all other circumstances, at least quarterly

Every year you should also receive, if applicable, a Form 1099 tax information statement, mailed by January 31.

DIVIDENDS The funds generally declare income dividends daily and pay them annually. Your income dividends begin accruing the day after payment is received by a fund and continue through the day your shares are actually sold. Capital gains, if any, are distributed annually, typically after the end of a fund's fiscal year.

DIVIDEND REINVESTMENTS Most investors have their dividends reinvested in additional shares of the same fund and class. If you choose this option, or if you do not indicate any choice, your dividends will be reinvested on the dividend record date. Alternatively, you can choose to have your dividends and capital gains sent directly to your bank account or a check will be sent in the amount of more than $10. However, if the check is not deliverable or the combined dividend and capital gains amount is $10 or less, your proceeds will be reinvested. If five or more of your dividend or capital gains checks remain uncashed after 180 days, all subsequent dividends and capital gains will be reinvested. No front-end sales charge or CDSC will be imposed on shares derived from reinvestment of dividends or capital gains distributions.

TAXABILITY OF DIVIDENDS For investors who are not exempt from federal income taxes, dividends you receive from a fund, whether reinvested or taken as cash, are generally considered taxable. Dividends from a fund's short-term capital gains are taxable as ordinary income. Dividends from a fund's long-term capital gains are taxable at a lower rate. Whether gains are short-term or long-term depends on the fund's holding period. Some dividends paid in January may be taxable as if they had been paid the previous December.

TAXABILITY OF TRANSACTIONS. Any time you redeem shares, it is considered a taxable event for you if you are not exempt from federal income taxes. Depending on the purchase price and the redemption price of the shares you redeem, you may have a gain or a loss on the transaction. You are responsible for any tax liabilities generated by your transactions.

FUND SECURITIES. The Fund's portfolio securities disclosure policy can be found in the Statement of Additional Information and on the Fund's Web site at www.jhfunds.com. The Fund's Web site also lists fund holdings. Portfolio holding information is posted on the Fund's Web site each month on a one month lag and is available on the Fund's Web site until the Fund files its next Form N-CSR or Form N-Q with the Securities and Exchange Commission ("SEC"). Portfolio holding information as filed with the SEC on Forms N-CSR and N-Q is also made available on the Fund's Web site.

INFORMATION ABOUT THE UNDERLYING FUNDS

RISKS OF INVESTING IN UNDERLING FUNDS

By owning shares of underlying funds, each of the Lifestyle Portfolios indirectly invests, to varying degrees, in equity securities of U.S. companies, including small and medium size companies, and in fixed-income securities. Many of the underlying funds also invest in foreign securities. In addition, most of the underlying funds may invest in derivatives.

EQUITY SECURITIES

Equity securities include common, preferred and convertible preferred stocks and securities the values of which are tied to the price of stocks, such as rights, warrants and convertible debt securities. Common and preferred stocks represent equity ownership in a company. Stock markets are volatile. The price of equity securities will fluctuate and can decline and reduce the value of a portfolio investing in equities. The price of equity securities fluctuates based on changes in a company's financial condition and overall market and economic conditions. The value of equity securities purchased by an underlying fund could decline if the financial condition of the companies the fund invests in decline or if overall market and economic conditions deteriorate. Even funds that invest in high quality or "blue chip" equity securities or securities of established companies with large market capitalizations (which generally have strong financial characteristics) can be negatively impacted by poor overall market and economic conditions. Companies with large market capitalizations may also have less growth potential than smaller companies and may be able to react less quickly to change in the marketplace.

FIXED-INCOME SECURITIES

Fixed-income securities are generally subject to two principal types of risks:
(a) interest rate risk and (b) credit quality risk.

Interest Rate Risk. Fixed-income securities are affected by changes in interest rates. When interest rates decline, the market value of the fixed-income securities generally can be expected to rise. Conversely, when interest rates rise, the market value of fixed-income securities generally can be expected to decline.

Credit Quality Risk. Fixed-income securities are subject to the risk that the issuer of the security will not repay all or a portion of the principal borrowed and will not make all interest payments. If the credit quality of a fixed-income security deteriorates after an underlying fund has purchased the security, the market value of the security may decrease and lead to a decrease in the value of the fund's investments. Underlying funds that may invest in lower rated fixed-income securities are riskier than funds that may invest in higher rated fixed-income securities. Additional information on the risks of investing in investment grade fixed-income securities in the lowest rating category and lower rated fixed-income securities is set forth below.

INVESTMENT GRADE FIXED-INCOME SECURITIES IN THE LOWEST RATING CATEGORY

Investment grade fixed-income securities in the lowest rating category (rated "Baa" by Moody's or "BBB" by Standard & Poor's and comparable unrated securities) involve a higher degree of risk than fixed-income securities in the higher rating categories. While such securities are considered investment grade quality and are deemed to have adequate capacity for payment of principal and interest, such securities lack outstanding investment characteristics and have speculative characteristics as well. For example, changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade securities.

LOWER RATED FIXED-INCOME SECURITIES

Lower rated fixed-income securities are defined as securities rated below investment grade (rated "Ba" and below by Moody's and "BB" and below by Standard & Poor's). The principal risks of investing in these securities are as follows:

General Risks

     - Risk to Principal and Income. Investing in lower rated fixed-income securities is considered speculative. While these securities generally provide greater income potential than investments in higher rated securities, there is a greater risk that principal and interest payments will not be made. Issuers of these securities may even go into default or become bankrupt.

     - Price Volatility. The price of lower rated fixed-income securities may be more volatile than securities in the higher rating categories. This volatility may increase during periods of economic uncertainty or change. The price of these securities is affected more than higher rated fixed-income securities by the market's perception of their credit quality especially during times of adverse publicity. In the past, economic downturns or an increase in interest rates have, at times, caused more defaults by issuers of these securities and may do so in the future. Economic downturns and increases in interest rates have an even greater affect on highly leveraged issuers of these securities.

     - Liquidity. The market for lower rated fixed-income securities may have more limited trading than the market for investment grade fixed-income securities. Therefore, it may be more difficult to sell these securities and these securities may have to be sold at prices below their market value in order to meet redemption requests or to respond to changes in market conditions.

     - Dependence on Subadviser's Own Credit Analysis. While a subadviser to an underlying fund may rely on ratings by established credit rating agencies, it will also supplement such ratings with its own independent review of the credit quality of the issuer. Therefore, the assessment of the credit risk of lower rated fixed-income securities is more dependent on the subadviser's evaluation than the assessment of the credit risk of higher rated securities.

Additional Risks Regarding Lower Rated Corporate Fixed-Income Securities

Lower rated corporate debt securities (and comparable unrated securities) tend to be more sensitive to individual corporate developments and changes in economics conditions than higher-rated corporate fixed-income securities. Issuers of lower rated corporate debt securities may also be highly leveraged, increasing the risk that principal and income will not be repaid.

Additional Risks Regarding Lower Rated Foreign Government Fixed-Income
Securities

Lower rated foreign government fixed-income securities are subject to the risks of investing in emerging market countries described below under "Foreign Securities." In addition, the ability and willingness of a foreign government to make payments on debt when due may be affected by the prevailing economic and political conditions within the country. Emerging market countries may experience high inflation, interest rates and unemployment as well as exchange rate trade difficulties and political uncertainty or instability. These factors increase the risk that a foreign government will not make payments when due.

SMALL AND MEDIUM SIZE COMPANIES

Small or Unseasoned Companies

     - Survival of Small or Unseasoned Companies. Companies that are small or unseasoned (less than three years of operating history) are more likely than larger or established companies to fail or not to accomplish their goals. As a result, the value of their securities could decline significantly. These companies are less likely to survive since they are often dependent upon a small number of products, may have limited financial resources and a small management group.

     - Changes in Earnings and Business Prospects. Small or unseasoned companies often have a greater degree of change in earnings and business prospects than larger or established companies, resulting in more volatility in the price of their securities.

     - Liquidity. The securities of small or unseasoned companies may have limited marketability. This factor could cause the value of a fund's investments to decrease if it needs to sell such securities when there are few interested buyers.

     - Impact of Buying or Selling Shares. Small or unseasoned companies usually have fewer outstanding shares than larger or established companies. Therefore, it may be more difficult to buy or sell large amounts of these shares without unfavorably impacting the price of the security.

     - Publicly Available Information. There may be less publicly available information about small or unseasoned companies. Therefore, when making a decision to purchase a security for a fund, a subadviser may not be aware of problems associated with the company issuing the security.

Medium Size Companies

     - Investments in the securities of medium sized companies present risks similar to those associated with small or unseasoned companies although to a lesser degree due to the larger size of the companies.

FOREIGN SECURITIES

The principal risks of investing in foreign securities are set forth below. As noted below, many of these risks are greater in the case of investments in emerging market countries.

     - Currency Fluctuations. Investments in foreign securities may cause an underlying fund to lose money when converting investments from foreign currencies into U.S. dollars. A fund may attempt to lock in an exchange rate by purchasing a foreign currency exchange contract prior to the settlement of an investment in a foreign security. However, it may not always be successful in doing so and the fund could still lose money.

     - Political and Economic Conditions. Investments in foreign securities subject an underlying fund to the political or economic conditions of the foreign country. These conditions could cause fund investments to lose value if these conditions deteriorate for any reason. This risk increases in the case of emerging market countries which are more likely to be politically unstable. Political instability could cause the value of any investment in the securities of an issuer based in a foreign country to decrease or could prevent or delay the fund from selling its investment and taking the money out of the country.

     - Removal of Proceeds of Investments from a Foreign Country. Foreign countries, especially emerging market countries, often have currency controls or restrictions which may prevent or delay a fund from taking money out of the country or may impose additional taxes on money removed from the country. Therefore, an underlying fund could lose money if it is not permitted to remove capital from the country or if there is a delay in taking the assets out of the country, since the value of the assets could decline during this period or the exchange rate to convert the assets into U.S. dollars could worsen.

     - Nationalization of Assets. Investments in foreign securities subject an underlying fund to the risk that the company issuing the security may be nationalized. If the company is nationalized, the value of the company's securities could decrease in value or even become worthless.

     - Settlement of Sales. Foreign countries, especially emerging market countries, may also have problems associated with settlement of sales. Such problems could cause the underlying fund to suffer a loss if a security to be sold declines in value while settlement of the sale is delayed.

     - Investor Protection Standards. Foreign countries, especially emerging market countries, may have less stringent investor protection and disclosure standards than the U.S. Therefore, when making a decision to purchase a security for an underlying fund, a subadviser may not be aware of problems associated with the company issuing the security and may not enjoy the same legal rights as those provided in the U.S.

HEDGING AND OTHER STRATEGIC TRANSACTIONS

Individual underlying funds may be authorized to use a variety of investment strategies. These strategies will be used primarily for hedging purposes, including hedging various market risks (such as interest rates, currency exchange rates and broad or specific market movements) and managing the effective maturity or duration of debt instruments held by the fund. Hedging refers to protecting against possible changes in the market value of securities a fund already owns or plans to buy or protecting unrealized gains in the fund's portfolio. These strategies may also be used to gain exposure to a particular securities market. The hedging and other strategic transactions which may be used are described below:

     - exchange-listed and over-the-counter put and call options on securities, financial futures contracts and fixed income indices and other financial instruments,

     -    financial futures contracts (including stock index futures),

     -    interest rate transactions*, and

     -    currency transactions**

Collectively, these transactions are referred to in this prospectus as "Hedging and Other Strategic Transactions." The description in the prospectus for the underlying funds indicates which, if any, of these types of transactions may be used by the funds.

* A fund's interest rate transactions may take the form of swaps, caps, floors and collars.

** A fund's currency transactions may take the form of currency forward contracts, currency futures contracts, currency swaps and options on currencies or currency futures contracts.

Hedging and Other Strategic Transactions may be used for the following purposes:

     - to attempt to protect against possible changes in the market value of securities held or to be purchased by a fund resulting from securities markets or currency exchange rate fluctuations,

     -    to protect a fund's unrealized gains in the value of its securities,

     -    to facilitate the sale of a fund's securities for investment purposes,

     -    to manage the effective maturity or duration of a fund's securities or

     - to establish a position in the derivatives markets as a substitute for purchasing or selling securities in a particular market.

     - to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another.

The ability of an underlying fund to utilize Hedging and Other Strategic Transactions successfully will depend in part on its subadviser's ability to predict pertinent market movements, which cannot be assured. The skills required to successfully utilize Hedging and Other Strategic Transactions are different from those needed to select a fund's portfolio securities. While a subadviser will only use Hedging and Other Strategic Transactions in a fund primarily for hedging purposes or to gain exposure to a particular securities market, if the transaction is not successful it could result in a loss to the fund. These transactions may also increase the volatility of a fund and may involve a small investment of cash relative to the magnitude of the risks assumed. The potential loss from the use of futures can exceed a fund's initial investment in such contracts. In addition, these transactions could result in a loss to the fund if the counterparty to the transaction does not perform as promised. A detailed discussion of various Hedging and Other Strategic Transactions, including applicable regulations of the CFTC and the requirement to segregate assets with respect to these transactions, appears in the Statement of Additional Information.

DESCRIPTION OF UNDERLYING FUNDS

The Lifestyle Portfolios may invest in any of the underlying funds. The following tables set forth, separately for the fixed-income underlying funds of John Hancock Funds II and the equity underlying funds of each of John Hancock Funds II and John Hancock Funds III: (i) the names of the underlying funds and of their respective subadvisers; (ii) the estimated expense ratios of the Class NAV shares of the underlying funds for the current fiscal year; and (iii) brief descriptions of the underlying funds' investment goals and principal strategies. Additional investment practices are described in the Fund's Statement of Additional Information and in the prospectuses for the underlying funds.

FIXED-INCOME UNDERLYING FUNDS - JOHN HANCOCK FUNDS II

                                   ESTIMATED
FUND AND SUBADVISER(S)           EXPENSE RATIO   GOAL AND PRINCIPAL STRATEGY
----------------------           -------------   ---------------------------
ACTIVE BOND FUND                     0.67%       Seeks income and capital appreciation by investing
Declaration Management &                         at least 80% of its assets in a diversified mix of
Research LLC and                                 debt securities and instruments.
John Hancock Advisers, LLC

BOND INDEX FUND                      0.94%       Seeks to track the performance of the Lehman
Declaration Management &                         Brothers Aggregate Index* (which represents the
Research LLC                                     U.S. investment grade bond market). The fund
                                                 normally invests at least 80% of its assets in
                                                 securities listed in this Index. The fund is an
                                                 intermediate-term bond fund of high and medium
                                                 credit quality.

CORE BOND FUND                       0.75%       Seeks total return consisting of income and capital
Wells Fargo Fund                                 appreciation by normally investing in a broad range
Management, LLC                                  of investment-grade debt securities. The subadviser
                                                 invests in debt securities that it believes offer
                                                 attractive yields and are undervalued relative to
                                                 issues of similar credit quality and interest rate
                                                 sensitivity. From time to time, the fund may also
                                                 invest in unrated bonds believed to be comparable
                                                 to investment-grade debt securities. Under normal
                                                 circumstances, the subadviser expects to maintain
                                                 an overall effective duration range between 4 and 5
                                                 1/2 years.

GLOBAL BOND FUND                     0.78%       Seeks to realize maximum total return, consistent
Pacific Investment                               with preservation of capital and prudent investment
Management Company                               management by investing primarily in fixed-income
                                                 securities denominated in major foreign currencies,
                                                 baskets of foreign currencies (such as the ECU) and
                                                 the U.S. dollar.

HIGH YIELD FUND                      0.72%       Seeks to realize an above-average total return over
Salomon Brothers Asset                           a market cycle of three to five years, consistent
Management Inc                                   with reasonable risk, by investing primarily in
                                                 high yield debt securities, including corporate
                                                 bonds and other fixed-income securities.

INVESTMENT QUALITY BOND              0.70%       Seeks a high level of current income consistent
FUND                                             with the maintenance of principal and liquidity by
Wellington Management                            investing in a diversified portfolio of investment
Company, LLP                                     grade bonds, focusing on corporate bonds and U.S.
                                                 Government bonds with intermediate to longer term
                                                 maturities. The fund may also invest up to 20% of
                                                 its assets in non-investment grade fixed income
                                                 securities.

                                   ESTIMATED
FUND AND SUBADVISER(S)           EXPENSE RATIO   GOAL AND PRINCIPAL STRATEGY
----------------------           -------------   ---------------------------
REAL RETURN BOND FUND                0.75%       Seeks maximum return, consistent with preservation
Pacific Investment                               of capital and prudent investment management, by
Management Company                               normally investing at least 80% of its net assets
                                                 in inflation-indexed bonds of varying maturities
                                                 issued by the U.S. and non-U.S. governments and by
                                                 corporations.

SHORT-TERM BOND FUND                 1.06%       Seeks income and capital appreciation by investing
Declaration Management                           at least 80% of its assets in a diversified mix of
& Research LLC                                   debt securities and instruments.

SPECTRUM INCOME FUND                 0.80%       Seeks a high level of current income with moderate
T. Rowe Price Associates,                        share price fluctuation. The fund diversifies its
Inc.                                             assets widely among market segments and seeks to
                                                 maintain broad exposure to several markets in an
                                                 attempt to reduce the impact of markets that are
                                                 declining and to benefit from good performance in
                                                 particular segments over time. The fund normally
                                                 invests in domestic and international bonds,
                                                 income-oriented stocks, short-term securities,
                                                 mortgage-backed securities and U.S. Government
                                                 securities. The fund may invest in high yield
                                                 fixed-income securities (commonly known as "junk
                                                 bonds").

STRATEGIC BOND FUND                  0.75%       Seeks a high level of total return consistent with
Salomon Brothers Asset                           preservation of capital by giving its subadviser
Management Inc                                   broad discretion to deploy the fund's assets among
                                                 certain segments of the fixed income market in the
                                                 manner the subadviser believes will best contribute
                                                 to achieving the fund's investment goal.

STRATEGIC INCOME FUND                1.15%       Seeks a high level of current income by normally
John Hancock Advisers, LLC                       investing primarily in: foreign government and
                                                 corporate debt securities from developed and
                                                 emerging markets; U.S. Government and agency
                                                 securities; and U.S. high yield bonds.

TOTAL RETURN FUND                    0.75%       Seeks to realize maximum total return, consistent
Pacific Investment                               with preservation of capital and prudent investment
Management Company                               management, by normally investing at least 65% of
                                                 its assets in a diversified portfolio of fixed
                                                 income securities of varying maturities. The
                                                 average portfolio duration will normally vary
                                                 within a three- to six-year time frame based on the
                                                 subadviser's forecast for interest rates.

U.S. GOVERNMENT                      0.69%       Seeks a high level of current income, consistent
SECURITIES FUND                                  with preservation of capital and maintenance of
Salomon Brothers Asset                           liquidity, by investing in debt obligations and
Management Inc                                   mortgage-backed securities issued or guaranteed by
                                                 the U.S. Government, its agencies or
                                                 instrumentalities and derivative securities such as
                                                 collateralized mortgage obligations backed by such
                                                 securities.

U.S. HIGH YIELD BOND FUND            0.82%       Seeks total return with a high level of current
Wells Fargo Fund                                 income by normally investing primarily in below
Management, LLC                                  investment-grade debt securities (commonly known as
                                                 "junk bonds" or high yield securities). The fund
                                                 also invests in corporate debt securities and may
                                                 buy preferred and other convertible securities and
                                                 bank loans.

EQUITY UNDERLYING FUNDS - JOHN HANCOCK FUNDS II

                                   ESTIMATED
FUND AND SUBADVISER(S)           EXPENSE RATIO   GOAL AND PRINCIPAL STRATEGY
----------------------           -------------   ---------------------------
500 INDEX FUND                       0.50%       Seeks to approximate the aggregate total return of
MFC Global Investment                            a broad U.S. domestic equity market index by
Management (U.S.A.)                              attempting to track the performance of the S&P 500
Limited                                          Composite Stock Price Index*.

                                   ESTIMATED
FUND AND SUBADVISER(S)           EXPENSE RATIO   GOAL AND PRINCIPAL STRATEGY
----------------------           -------------   ---------------------------
ALL CAP CORE FUND                    0.93%       Seeks long-term growth of capital by investing
Deutsche Asset Management Inc.                   primarily in common stocks and other equity
                                                 securities within all asset classes (small, mid and
                                                 large cap), primarily those within the Russell 3000
                                                 Index

ALL CAP GROWTH FUND                  0.95%       Seeks long-term capital appreciation by normally
AIM Capital Management, Inc.                     investing the its assets principally in common
                                                 stocks of companies that are likely to benefit from
                                                 new or innovative products, services or processes,
                                                 as well as those that have experienced above
                                                 average, long-term growth in earnings and have
                                                 excellent prospects for future growth.

ALL CAP VALUE FUND                   0.89%       Seeks capital appreciation by investing in equity
Lord, Abbett & Co                                securities of U.S. and multinational companies in
                                                 all capitalization ranges that the subadviser
                                                 believes are undervalued.

BLUE CHIP GROWTH FUND                0.85%       Seeks to achieve long-term growth of capital
T. Rowe Price Associates, Inc.                   (current income is a secondary objective) by
                                                 normally investing at least 80% of its total assets
                                                 in the common stocks of large and medium-sized blue
                                                 chip growth companies. Many of the stocks in the
                                                 portfolio are expected to pay dividends.

CAPITAL APPRECIATION FUND            0.90%       Seeks long-term capital growth by investing at
Jennison Associates LLC                          least 65% of its total assets in equity-related
                                                 securities of companies that exceed $1 billion in
                                                 market capitalization and that the subadviser
                                                 believes have above-average growth prospects. These
                                                 companies are generally medium-to-large
                                                 capitalization companies.

CLASSIC VALUE FUND                   1.23%       Seeks long-term growth of capital by normally
Pzena Investment Management,                     investing at least 80% of its net assets in
LLC.                                             domestic equity securities. The subadviser seeks to
                                                 identify companies that it believes are currently
                                                 undervalued relative to the market, based on
                                                 estimated future earnings and cash flow.

CORE EQUITY FUND                     0.84%       Seeks long-term capital growth by normally
Legg Mason Funds                                 investing primarily in equity securities that, in
Management, Inc.                                 the subadviser's opinion, offer the potential for
                                                 capital growth. The subadviser seeks to purchase
                                                 securities at large discounts to the subadviser's
                                                 assessment of their intrinsic value.

DYNAMIC GROWTH FUND                  1.13%       Seeks long-term growth of capital by investing in
Deutsche Asset                                   stocks and other equity securities of medium-sized
Management Inc.                                  U.S. companies with strong growth potential.

EMERGING GROWTH FUND                 0.87%       Seeks superior long-term rates of return through
MFC Global Investment                            capital appreciation by normally investing
Management (U.S.A.) Limited                      primarily in high quality securities and
                                                 convertible instruments of small-cap U.S.
                                                 companies.

EMERGING SMALL COMPANY FUND          1.06%       Seeks long-term growth of capital by normally
Franklin Advisers, Inc.                          investing at least 80% of its net assets (plus any
                                                 borrowings for investment purposes) in common stock
                                                 equity securities of companies with market
                                                 capitalizations that approximately match the range
                                                 of capitalization of the Russell 2000 Growth Index*
                                                 ("small cap stocks") at the time of purchase.

EQUITY-INCOME FUND                   0.85%       Seeks to provide substantial dividend income and
T. Rowe Price Associates, Inc.                   also long-term capital appreciation by investing
                                                 primarily in dividend-paying common stocks,
                                                 particularly of established companies with
                                                 favorable prospects for both increasing dividends
                                                 and capital appreciation.

                                   ESTIMATED
FUND AND SUBADVISER(S)           EXPENSE RATIO   GOAL AND PRINCIPAL STRATEGY
----------------------           -------------   ---------------------------
FINANCIAL SERVICES FUND              1.09%       Seeks growth of capital by normally investing at
Davis Advisors                                   least 80% of the its net assets (plus any
                                                 borrowings for investment purposes) in companies
                                                 principally engaged in financial services. A
                                                 company is "principally engaged" in financial
                                                 services if it owns financial services-related
                                                 assets constituting at least 50% of the value of
                                                 its total assets, or if at least 50% of its
                                                 revenues are derived from its provision of
                                                 financial services.

FUNDAMENTAL VALUE FUND               0.82%       Seeks growth of capital by normally investing
Davis Advisors                                   primarily in common stocks of U.S. companies with
                                                 market capitalizations of at least $5 billion that
                                                 the subadviser believes are undervalued. The fund
                                                 may also invest in U.S. companies with smaller
                                                 capitalizations.

GLOBAL ALLOCATION FUND               1.14%       Seeks total return, consisting of long-term capital
UBS Global Asset Management                      appreciation and current income, by investing in
                                                 equity and fixed income securities of issuers
                                                 located within and outside the U.S.

GLOBAL FUND                          1.04%       Seeks long-term capital appreciation by normally
Templeton Global Advisors                        investing at least 80% of its net assets (plus any
Limited                                          borrowings for investment purposes) in equity
                                                 securities of companies located anywhere in the
                                                 world, including emerging markets.

GROWTH & INCOME FUND                 0.75%       Seeks to achieve a high total return by
Grantham, Mayo, Van Otterloo                     outperforming its benchmark, the S&P 500 Index. The
& Co. LLC                                        fund normally invests at least 80% of its assets in
                                                 investments tied economically to the U.S. and
                                                 typically makes equity investments in larger
                                                 capitalized U.S. companies to gain broad exposure
                                                 to the U.S. equity market.

GROWTH FUND                          0.85%       Seeks long-term capital growth by seeking to
Grantham, Mayo, van Otterloo                     outperform its benchmark, the Russell 1000 Growth
& Co. LLC                                        Index. The fund typically makes equity investments
                                                 in U.S. companies whose stocks are included in the
                                                 Russell 1000 Index, or in companies with size and
                                                 growth characteristics similar to those of
                                                 companies with stocks in the Index.

GROWTH OPPORTUNITIES FUND            0.87%       Seeks long-term capital growth by seeking to
Grantham, Mayo,                                  outperform its benchmark, the Russell 2500 Growth
Van Otterloo & Co. LLC                           Index . The fund typically makes equity investments
                                                 in companies whose stocks are included in the
                                                 Russell 2500 Index, or in companies with total
                                                 market capitalizations similar such companies
                                                 ("small cap companies"). The fund normally invests
                                                 at least 80% of its assets in investments in small
                                                 cap companies.

HEALTH SCIENCES FUND                 1.20%       Seeks long-term capital appreciation by normally
T. Rowe Price Associates, Inc.                   investing at least 80% of its net assets (plus any
                                                 borrowings for investment purposes) in common
                                                 stocks of companies engaged in the research,
                                                 development, production, or distribution of
                                                 products or services related to health care,
                                                 medicine, or the life sciences (collectively,
                                                 "health sciences").

INTERNATIONAL EQUITY INDEX           0.63%       Seeks to track the performance of broad-based
FUND                                             equity indices of foreign companies in developed
SSgA Funds                                       and emerging markets by attempting to track the
Management, Inc.                                 performance of the MSCI All Country World ex-US
                                                 Index*.

INTERNATIONAL GROWTH FUND            1.03%       Seeks high total return by seeking to outperform
Grantham, Mayo,                                  its benchmark, the S&P/Citigroup Primary Market
Van Otterloo & Co. LLC                           Index ("PMI") Europe, Pacific, Asia Composite
                                                 ("EPAC") Growth Style Index. The fund typically
                                                 invests in a diversified portfolio of equity
                                                 investments from the world's developed markets
                                                 other than the U.S.

                                   ESTIMATED
FUND AND SUBADVISER(S)           EXPENSE RATIO   GOAL AND PRINCIPAL STRATEGY
----------------------           -------------   ---------------------------
INTERNATIONAL                        1.11%       Seeks long-term growth of capital by normally
OPPORTUNITIES FUND                               investing at least 65% of its assets in common
Marsico Capital                                  stocks of foreign companies selected for their
Management, LLC                                  long-term growth potential. The fund may invest in
                                                 companies of any size throughout the world and
                                                 normally invests in issuers from at least three
                                                 different countries not including the U.S. It may
                                                 invest in common stocks of companies operating in
                                                 emerging markets.

INTERNATIONAL SMALL CAP  FUND        1.08%       Seeks capital appreciation by investing primarily
Templeton Investment                             in the common stock of companies located outside
Counsel, Inc.                                    the U.S. which have total stock market
                                                 capitalization or annual revenues of $1.5 billion
                                                 or less ("small company securities").

INTERNATIONAL STOCK  FUND            1.02%       Seeks to achieve high total return by outperforming
Grantham, Mayo,                                  its benchmark, the MSCI EAFE Index. The fund
Van Otterloo & Co. LLC                           normally invests 80% of its assets in equity
                                                 securities and typically invests in a diversified
                                                 mix of equity investments from developed markets
                                                 other than the U.S.

INTERNATIONAL VALUE FUND             0.93%       Seeks long-term growth of capital by normally
Templeton Investment                             investing primarily in equity securities of
Counsel, Inc.                                    companies located outside the U.S., including
                                                 emerging markets.

INTRINSIC VALUE FUND                 0.83%       Seeks long-term capital growth by seeking to
Grantham, Mayo,                                  outperform its benchmark, the Russell 1000 Value
Van Otterloo & Co. LLC                           Index. The fund typically makes equity investments
                                                 in U.S. companies whose stocks are included in the
                                                 Russell 1000 Index, or in companies with size and
                                                 growth characteristics similar to those of
                                                 companies with stocks in the Index.

LARGE CAP FUND                       0.93%       Seeks to maximize total return, consisting of
UBS Global Asset                                 capital appreciation and current income, by
Management                                       normally investing at least 80% of its net assets
                                                 (plus borrowings for investment purposes, if any)
                                                 in equity securities of U.S. large capitalization
                                                 companies.

LARGE CAP GROWTH FUND                0.95%       Seeks long-term growth of capital by normally
Fidelity Management                              investing at least 80% of its net assets (plus any
& Research Company                               borrowings for investment purposes) in equity
                                                 securities of companies with large market
                                                 capitalizations.

LARGE CAP VALUE FUND                 0.94%       Seeks long-term growth of capital by normally
Mercury Advisors                                 investing, primarily in a diversified portfolio of
                                                 equity securities of large cap companies located in
                                                 the U.S.

MANAGED FUND                         1.16%       Seeks income and long-term capital appreciation by
Grantham, Mayo,                                  investing primarily in a diversified mix of: (a)
Van Otterloo & Co. LLC                           common stocks of large and mid sized U.S.
and Declaration                                  companies; and (b) bonds with an overall
Management & Research LLC                        intermediate term average maturity. The fund
                                                 employs a multi-manager approach with two
                                                 subadvisers, each of which employs its own
                                                 investment approach and independently manages its
                                                 portion of the fund's portfolio.

MID CAP CORE FUND                    0.93%       Seeks long-term growth of capital by normally
AIM Capital Management, Inc.                     investing at least 80% of its assets in equity
                                                 securities, including convertible securities, of
                                                 mid-capitalization companies.

MID CAP INDEX FUND                   0.54%       Seeks to approximate the aggregate total return of
MFC Global Investment                            a mid cap U.S. domestic equity market index by
Management (U.S.A.) Limited                      attempting to track the performance of the S&P Mid
                                                 Cap 400 Index*.

                                   ESTIMATED
FUND AND SUBADVISER(S)           EXPENSE RATIO   GOAL AND PRINCIPAL STRATEGY
----------------------           -------------   ---------------------------
MID CAP STOCK FUND                   0.90%       Seeks long-term growth of capital by normally
Wellington Management                            investing at least 80% of its net assets (plus any
Company, LLP                                     borrowings for investment purposes) in equity
                                                 securities of medium-sized companies with
                                                 significant capital appreciation potential. The
                                                 fund tends to invest in companies having market
                                                 capitalizations similar to those of companies
                                                 included in the Russell Mid Cap Index.

MID CAP VALUE FUND                   0.90%       Seeks capital appreciation by normally investing at
Lord, Abbett & Co                                least 80% of its net assets (plus any borrowings
                                                 for investment purposes) in mid-sized companies,
                                                 with market capitalizations of roughly $500 million
                                                 to $10 billion.

NATURAL RESOURCES FUND               1.06%       Seeks long-term total return by normally investing
Wellington Management                            primarily in equity and equity-related securities
Company, LLP                                     of natural resource-related companies worldwide.

PACIFIC RIM FUND                     1.13%       Seeks long-term growth of capital by investing in a
MFC Global Investment                            diversified portfolio comprised primarily of common
Management (U.S.A.) Limited                      stocks and equity-related securities of
                                                 corporations domiciled in countries in the Pacific
                                                 Rim region.

QUANTITATIVE ALL CAP FUND            0.78%       Seeks long-term growth of capital by normally
MFC Global Investment                            investing primarily in equity securities of U.S.
Management (U.S.A.) Limited                      companies. The fund will generally focus on equity
                                                 securities of U.S. companies across the three
                                                 market capitalization ranges of large, mid and
                                                 small.

QUANTITATIVE MID CAP FUND            0.82%       Seeks long-term growth of capital by normally
MFC Global Investment                            investing at least 80% of its total assets (plus
Management (U.S.A.) Limited                      any borrowings for investment purposes) in U.S.
                                                 mid-cap stocks, convertible preferred stocks,
                                                 convertible bonds and warrants.

QUANTITATIVE VALUE FUND              0.76%       Seeks long-term capital appreciation by investing
MFC Global Investment                            primarily in large-cap U.S. securities with the
Management (U.S.A.) Limited                      potential for long-term growth of capital.

REAL ESTATE SECURITIES FUND          0.74%       Seeks to achieve a combination of long-term capital
Deutsche Asset Management Inc.                   appreciation and current income by normally
                                                 investing at least 80% of its net assets (plus any
                                                 borrowings for investment purposes) in equity
                                                 securities of real estate investment trusts
                                                 ("REITs") and real estate companies.

SCIENCE & TECHNOLOGY FUND            1.12%       Seeks long-term growth of capital by normally
T. Rowe Price Associates, Inc.                   investing at least 80% of its net assets (plus any
                                                 borrowings for investment purposes) in common
                                                 stocks of companies expected to benefit from the
                                                 development, advancement, and use of science and
                                                 technology. Current income is incidental to the
                                                 fund's objective.

SMALL CAP FUND                       0.92%       Seeks maximum capital appreciation consistent with
Independence Investment LLC                      reasonable risk to principal by normally investing
                                                 at least 80% of its net assets in equity securities
                                                 of companies whose market capitalizations are under
                                                 $2 billion.

SMALL CAP GROWTH FUND                1.54%       Seeks long-term capital appreciation by normally
Wellington Management                            investing primarily in small-cap companies believed
Company, LLP                                     to offer above average potential for growth in
                                                 revenues and earnings.

                                   ESTIMATED
FUND AND SUBADVISER(S)           EXPENSE RATIO   GOAL AND PRINCIPAL STRATEGY
----------------------           -------------   ---------------------------
SMALL CAP INDEX FUND                 0.54%       Seeks to approximate the aggregate total return of
MFC Global Investment                            a small cap U.S. domestic equity market index by
Management (U.S.A.) Limited                      attempting to track the performance of the Russell
                                                 2000 Index.*

SMALL CAP OPPORTUNITIES FUND         1.06%       Seeks long-term capital appreciation by normally
Munder Capital Management                        investing at least 80% of its assets in equity
                                                 securities of companies with market capitalizations
                                                 within the range of the companies in the Russell
                                                 2000 Index.

SMALL CAP VALUE FUND                 1.54%       Seeks long-term capital appreciation by normally
Wellington Management                            investing at least 80% of its assets in small-cap
Company, LLP                                     companies that are believed to be undervalued by
                                                 various measures and to offer good prospects for
                                                 capital appreciation.

SMALL COMPANY FUND                   1.13%       Seeks long-term capital growth by normally
American Century Investment                      investing primarily in equity securities of
Management, Inc.                                 smaller-capitalization U.S. companies. The
                                                 subadviser uses quantitative, computer-driven
                                                 models to construct the fund's portfolio of stocks.

SMALL COMPANY GROWTH FUND            1.15%       Seeks long-term growth of capital by normally
AIM Capital Management, Inc.                     investing at least 80% of its assets in securities
                                                 of small-capitalization companies. The subadviser
                                                 seeks to identify those companies that have strong
                                                 earnings momentum or demonstrate other potential
                                                 for growth of capital.

SMALL COMPANY VALUE FUND             1.08%       Seeks long-term growth of capital by investing
T. Rowe Price Associates, Inc.                   primarily in small companies whose common stocks
                                                 are believed to be undervalued. The fund will
                                                 normally invest at least 80% of its net assets
                                                 (plus any borrowings for investment purposes) in
                                                 companies with market capitalizations that do not
                                                 exceed the maximum market capitalization of any
                                                 security in the Russell 2000 Index at the time of
                                                 purchase.

SPECIAL VALUE FUND                   1.08%       Seeks long-term capital growth by normally
Salomon Brothers Asset                           investing at least 80% of its net assets in common
Management Inc                                   stocks and other equity securities of companies
                                                 whose market capitalizations at the time of
                                                 investment are no greater than the market
                                                 capitalization of companies in the Russell 2000
                                                 Value Index.

STRATEGIC VALUE FUND                 0.94%       Seeks capital appreciation by normally investing at
Massachusetts Financial                          least 65% of its net assets in common stocks and
Services Company                                 related securities of companies which the
                                                 subadviser believes are undervalued in the market
                                                 relative to their long term potential.

TOTAL STOCK MARKET INDEX FUND        0.54%       Seeks to approximate the aggregate total return of
MFC Global Investment                            a broad U.S. domestic equity market index by
Management (U.S.A.) Limited                      attempting to track the performance of the Wilshire
                                                 5000 Equity Index.*

U.S. GLOBAL LEADERS GROWTH           0.78%       Seeks long-term growth of capital by normally
FUND                                             investing primarily in common stocks of "U.S.
Sustainable Growth                               Global Leaders" as determined by the subadviser.
Advisers, L.P.

U.S. MULTI SECTOR FUND               0.81%       Seeks total return greater than its benchmark, the
Grantham, Mayo, Van Otterloo                     Russell 3000 Index. The fund normally invests in
& Co. LLC                                        securities in the Wilshire 5000 Index, an
                                                 independently maintained index which measures the
                                                 performance of all equity securities (with readily
                                                 available price data) of issuers with headquarters
                                                 in the U.S. The fund normally at lest 80% of its
                                                 assets in investments tied economically to the U.S.

                                   ESTIMATED
FUND AND SUBADVISER(S)           EXPENSE RATIO   GOAL AND PRINCIPAL STRATEGY
----------------------           -------------   ---------------------------
UTILITIES FUND                       1.14%       Seeks capital growth and current income (income
Massachusetts Financial                          above that available from a portfolio invested
Services Company                                 entirely in equity securities) by normally
                                                 investing at least 80% of its net assets (plus any
                                                 borrowings for investment purposes) in equity and
                                                 debt securities of domestic and foreign companies
                                                 in the utilities industry.

VALUE & RESTRUCTURING FUND           0.90%       Seeks long-term capital appreciation by investing
United States Trust Company                      primarily (at least 65% of its assets) in common
                                                 stocks of U.S. and, to a lesser extent, foreign
                                                 companies whose share prices, in the opinion of the
                                                 subadviser, do not reflect the economic value of
                                                 company assets, but where the subadviser believes
                                                 restructuring efforts or industry consolidation
                                                 will serve to highlight true company values. The
                                                 subadviser looks for companies as to which
                                                 restructuring activities, such as consolidations,
                                                 outsourcing, spin-offs or reorganizations
                                                 (including companies that have filed for protection
                                                 from creditors under the U.S. Bankruptcy Code),
                                                 will offer significant value to the issuer and
                                                 increase its investment potential.

VALUE FUND                           0.86%       Seeks to realize an above-average total return over
Van Kampen                                       a market cycle of three to five years, consistent
                                                 with reasonable risk, by investing primarily in
                                                 equity securities of companies with capitalizations
                                                 similar to the market capitalizations of companies
                                                 in the Russell Midcap Value Index.

VALUE OPPORTUNITIES FUND             0.88%       Seeks long-term capital growth by seeking to
Grantham, Mayo, Van Otterloo &                   outperform its benchmark, the Russell 2500 Value
Co. LLC                                          Index. The fund typically makes equity investments
                                                 in companies whose stocks are included in the
                                                 Russell 2500 Index, or in companies with total
                                                 market capitalizations similar such companies
                                                 ("small cap companies"). The fund normally invests
                                                 at least 80% of its assets in securities of small
                                                 cap companies.

VISTA FUND                           0.97%       Seeks long-term capital growth by normally
American Century Investment                      investing in common stocks of U.S. and foreign
Management, Inc.                                 companies that are medium-sized and smaller at the
                                                 time of purchase. The fund also may invest in
                                                 domestic and foreign preferred stocks, convertible
                                                 debt securities, equity-equivalent securities,
                                                 non-leveraged futures contracts and options, notes,
                                                 bonds and other debt securities. The subadviser
                                                 looks for stocks of medium-sized and smaller
                                                 companies it believes will increase in value over
                                                 time, using a proprietary investment strategy.

EQUITY UNDERLYING FUNDS - JOHN HANCOCK FUNDS III

                                   ESTIMATED
FUND AND SUBADVISER              EXPENSE RATIO   GOAL AND PRINCIPAL STRATEGY
-------------------              -------------   ---------------------------
ACTIVE VALUE FUND                    0.90%       Seeks long-term capital growth by seeking to
Grantham, Mayo, Van Otterloo &                   outperform its benchmark, the Russell 1000 Value
Co. LLC                                          Index. The fund typically makes equity investments
                                                 in U.S. companies whose stocks are included in the
                                                 Russell 1000 Index, or in companies with size and
                                                 value characteristics similar to those of companies
                                                 with stocks in the Index.

GLOBAL FUND                          1.17%       Seeks to achieve high total return by seeking to
Grantham, Mayo, Van Otterloo &                   outperform its benchmark, the S&P/Citigroup Primary
Co. LLC                                          Market Index ("PMI") World Growth Index. The fund
                                                 typically invests in a diversified portfolio of
                                                 equity investments from the world's developed
                                                 markets.

                                   ESTIMATED
FUND AND SUBADVISER              EXPENSE RATIO   GOAL AND PRINCIPAL STRATEGY
-------------------              -------------   ---------------------------
GROWTH FUND                          0.90%       Seeks long-term capital growth by seeking to
Grantham, Mayo, Van Otterloo &                   outperform its benchmark, the Russell 1000 Growth
Co. LLC                                          Index. The fund typically makes equity investments
                                                 in U.S. companies whose stocks are included in the
                                                 Russell 1000 Index, or in companies with size and
                                                 growth characteristics similar to those of
                                                 companies with stocks in the Index.

GROWTH OPPORTUNITIES FUND            0.88%       Seeks long-term capital growth by seeking to
Grantham, Mayo, Van Otterloo &                   outperform its benchmark, the Russell 2500 Growth
Co. LLC                                          Index. The fund typically makes equity investments
                                                 in companies whose stocks are included in the
                                                 Russell 2500 Index, or in companies with total
                                                 market capitalizations similar such companies
                                                 ("small cap companies"). The fund normally invests
                                                 at least 80% of its assets in investments in small
                                                 cap companies.

INTERNATIONAL CORE FUND              1.05%       Seeks to achieve high total return by seeking to
Grantham, Mayo, Van Otterloo &                   outperform its benchmark, the MSCI EAFE Index. The
Co. LLC                                          fund normally invests 80% of its assets in equity
                                                 securities and typically invests in a diversified
                                                 mix of equity investments from developed markets
                                                 outside the U.S.

INTERNATIONAL GROWTH FUND            1.08%       Seeks to achieve high total return by seeking to
Grantham, Mayo, Van Otterloo &                   outperform its benchmark, the S&P/Citigroup Primary
Co. LLC                                          Market Index ("PMI") Europe, Pacific, Asia
                                                 Composite ("EPAC") Growth Style Index.* The fund
                                                 typically invests in a diversified mix of equity
                                                 investments from developed markets outside the U.S.

INTRINSIC VALUE FUND                 0.84%       Seeks long-term capital growth by seeking to
Grantham, Mayo, Van Otterloo &                   outperform its benchmark, the Russell 1000 Value
Co. LLC                                          Index. The fund typically makes equity investments
                                                 in U.S. companies whose stocks are included in the
                                                 Russell 1000 Index, or in companies with size and
                                                 growth characteristics similar to those of
                                                 companies with stocks in the Index.

U.S. CORE FUND                       0.83%       Seeks to achieve a high total return by
Grantham, Mayo, Van Otterloo &                   outperforming its benchmark, the S&P 500 Index. The
Co. LLC                                          fund normally invests at least 80% of its assets in
                                                 investments tied economically to the U.S. and
                                                 typically makes equity investments in larger
                                                 capitalized U.S. companies to gain broad exposure
                                                 to the U.S. equity market.

U.S. QUALITY EQUITY FUND             0.85%       Seeks to achieve a high total return by
Grantham, Mayo, Van Otterloo &                   outperforming its benchmark, the S&P 500 Index. The
Co. LLC                                          fund normally invests at least 80% of its assets in
                                                 investments tied economically to the U.S. and
                                                 typically makes equity investments in larger
                                                 capitalized U.S. companies to gain broad exposure
                                                 to the U.S. equity market. The fund typically holds
                                                 between 40 and 80 stocks.

VALUE OPPORTUNITIES FUND             0.89%       Seeks long-term capital growth by seeking to
Grantham, Mayo, Van Otterloo &                   outperform its benchmark, the Russell 2500 Value
Co. LLC                                          Index. The fund typically makes equity investments
                                                 in companies whose stocks are included in the
                                                 Russell 2500 Index, or in companies with total
                                                 market capitalizations similar such companies
                                                 ("small cap companies"). The fund normally invests
                                                 at least 80% of its assets in securities of small
                                                 cap companies.

----------
* "Standard & Poor's(R)," "S&P 500(R)," "Standard and Poor's 500(R)" and "S&P Mid Cap 400(R)" are trademarks of The McGraw-Hill Companies, Inc. "Russell 2000(R)," "Russell 2000(R) Growth" and "Russell 3000(R)" are trademarks of Frank Russell Company. "Wilshire 5000(R)" is a trademark of Wilshire Associates. "MSCI All Country World ex US Index" and "EAFE(R)" are trademarks of Morgan Stanley & Co. Incorporated. None of the index funds are sponsored, endorsed, managed, advised, sold or promoted by any of these companies, and none of these companies make any representation regarding the advisability of investing in the funds.

FUND DETAILS

BUSINESS STRUCTURE

The diagram below shows the basic business structure used by John Hancock Funds
II. The Board of Trustees of John Hancock Funds II oversees its business activities and retains the services of the various firms that carry out the operations of the funds.

The Trustees have the power to change the respective investment goal of each of the Lifestyle Portfolios without shareholder approval.

MANAGEMENT FEES The Fund pays the Adviser a fee for each Lifestyle Portfolio. The fee is stated as an annual percentage of the current value of the aggregate assets of all the Lifestyle Portfolios (together with the assets of all the Lifestyle Trusts of John Hancock Trust) determined in accordance with the following schedule and that rate is applied to the assets of each fund.

                             MANAGEMENT FEE SCHEDULE

                                               FIRST       EXCESS OVER
                                           $7.5 BILLION   $7.5 BILLION
                                           ------------   ------------
Aggregate Assets of Lifestyle Portfolios
and JHT Lifestyle Trusts                      0.050%         0.040%

[DIAGRAM]

Shareholders

Financial services firms and their representatives

     Advise current and prospective shareholders on their fund investments, often in the context of an overall financial plan.

Distribution and shareholder services

Principal distributor

     John Hancock Funds, LLC

     Markets the funds distributes shares through selling brokers, financial planners and other financial representatives.

Transfer agent

     John Hancock Signature Services, Inc.

     Handles shareholder services, including recordkeeping and statements, distribution of dividends and processing of buy and sell requests.

Asset management

Custodian

     State Street Bank and Trust Company
     225 Franklin Street
     Boston, Massachusetts 02110

     Holds the funds' assets, settles all portfolio trades and collects most of the valuation data required for calculating each fund's NAV.

Investment adviser

     John Hancock Investment Management Services, LLC
     601 Congress Street
     Boston, Massachusetts 02210

     Manages the funds' business and investment activities.

Subadviser

     MFC Global Investment Management (U.S.A.) Limited
     200 Bloor Street East
     Toronto, Ontario, Canada M4W 1E5

     Provides portfolio management to the funds.

Subadviser consultant

     Deutsche Asset Management, Inc.
     345 Park Avenue
     New York, New York 10154

     Provides assets allocation consulting services to the subadviser.

Trustees

     Oversee the funds' activities.

[END OF DIAGRAM]

SUBADVISER

MFC Global (U.S.A.) is the subadviser to each of the Lifestyle Portfolios. MFC Global (U.S.A.) provides investment advisory services to individual and institutional investors and is a wholly-owned subsidiary of MFC.

DeAM provides subadvisory consulting services to MFC Global (U.S.A.) in its management of the Lifestyle Portfolios. DeAM provides investment advisory services to retail and institutional clients. DeAM is a wholly-owned subsidiary of Deutsche Bank AG, an international commercial and investment banking group.

The subadviser is compensated by the Adviser, and not by any of the Lifestyle Portfolios. Similarly, DeAM is compensated by the subadviser, and not by any of the Lifestyle Portfolios.

Pursuant to an order received from the SEC, the Adviser is permitted to appoint a new subadviser for a fund or change the terms of a subadvisory agreement without obtaining shareholder approval. As a result, the Fund is able from time to time to change fund subadvisers or the fees paid to subadvisers without the expense and delays associated with holding a shareholders' meeting. The SEC order does not, however, permit the Adviser to appoint a subadviser that is an affiliate of the Adviser or the Fund (other than by reason of serving as a subadviser) or change the subadvisory fee of an affiliated subadviser without shareholder approval.

PORTFOLIO MANAGER

Steve Orlich is the portfolio manager for each Lifestyle Portfolio. He joined MFC Global (U.S.A.) in 1998 and is Vice President and Senior Portfolio Manager, Asset Allocation. The Fund's Statement of Additional Information includes additional information about Mr. Orlich's compensation, the accounts he manages other than the Lifestyle

Portfolios and his ownership of shares of the funds, if any.

FINANCIAL HIGHLIGHTS

John Hancock Funds II commenced operations on October __, 2005, after a reorganization in which it succeeded to the operations of Series I and NAV shares of certain portfolios of John Hancock Trust ("JHT"). These tables are intended to help investors understand the financial performance of each fund (including its predecessor portfolio) for the past five years (or since inception in the case of a fund in operation for less than five years). Certain information reflects financial results for a single share of a fund.

For each of the Lifestyle Portfolios, financial highlights are presented below for the Series I shares of the predecessor JHT portfolio from inception of the Series I shares through December 31 of each fiscal year shown and for the fiscal period ended June 30, 2005. The total returns presented represent the rates that an investor would have earned (or lost) on an investment in the Series I shares of a particular predecessor portfolio (assuming reinvestment of all dividends and distributions).

                          [TO BE INSERTED BY AMENDMENT]

[BACK COVER]

FOR MORE INFORMATION

The following documents are available that offer further information on John Hancock Funds II:

ANNUAL/SEMI-ANNUAL REPORT TO SHAREHOLDERS

The annual and semi-annual reports to shareholders of John Hancock Trust ("JHT") include, with respect to the predecessor JHT portfolios of the Lifestyle Portfolios, financial statements, a discussion of the market conditions and investment strategies that significantly affected performance, as well as the auditors' report (in annual report only).

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI of John Hancock Funds II contains more detailed information on all aspects of the Lifestyle Portfolios, including a summary of the policy of John Hancock Funds II regarding disclosure of the funds' portfolio holdings. The current SAI has been filed with the SEC and is incorporated by reference into (is legally a part of) this prospectus.

TO REQUEST A FREE COPY OF THE CURRENT ANNUAL/SEMI-ANNUAL REPORTS OF JHT OR THE SAI OF JOHN HANCOCK FUNDS II, PLEASE CONTACT JOHN HANCOCK:

By mail: John Hancock Signature Services, Inc.
1 John Hancock Way, Suite 1001
Boston, MA 02217-1001

By phone: 1-888-972-8696

On the Internet: www.jhfunds.com

OR YOU MAY VIEW OR OBTAIN THESE DOCUMENTS AND OTHER INFORMATION ABOUT THE FUND FROM THE SEC:

By mail: Public Reference Section
Securities and Exchange Commission
Washington, DC 20549-0102
(duplicating fee required)

In person: at the SEC's Public Reference Room in Washington, DC. For access to the Reference Room call 1-202-942-8090

By electronic request: publicinfo@sec.gov
(duplicating fee required)

On the Internet: www.sec.gov

1940 Act File No. 811-21779

[JOHN HANCOCK FUNDS II LOGO]

                              JOHN HANCOCK FUNDS II

                       STATEMENT OF ADDITIONAL INFORMATION

                                OCTOBER __, 2005

This Statement of Additional Information provides information about the funds of John Hancock Funds II (the "Fund") in addition to the information that is contained in the Fund's prospectuses dated October __, 2005. Each of the funds is a separate series of the Fund.

This Statement of Additional Information is not a prospectus. It should be read in conjunction with the Fund's prospectuses. This Statement of Additional Information incorporates by reference portions of the Annual Reports, each dated December 31, 2004, of John Hancock Trust and John Hancock Variable Series Trust I, and of the Semi-Annual Report, dated June 30, 2005, of John Hancock Trust. Copies of these Reports and of the Fund's prospectuses (collectively, the "Prospectus") can be obtained free of charge by writing or telephoning:

                      John Hancock Signature Services, Inc.
                         1 John Hancock Way, Suite 1000
                              Boston, MA 02217-1000
                                1-(800)-225-5291

                                TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
Organization of the Fund
Investment Policies
Hedging and Other Strategic Transactions
Investment Restrictions
Portfolio Turnover
Those Responsible for Management
Shareholders of the Fund
Investment Management Arrangements and Other Services
Distribution Agreements
Sales Compensation
Net Asset Value
Initial Sales Charge on Class A Shares
Deferred Sales Charge on Class B and Class C Shares
Special Redemptions
Eligible Investors for Class R3, R4, R5, 1, 3 and I Shares
Additional Services and Programs
Purchases and Redemptions Through Third Parties
Description of Fund Shares
Additional Information Concerning Taxes
Brokerage Allocation
Transfer Agent Services
Custody of Portfolio Securities
Independent Registered Public Accounting Firm
Codes of Ethics
Appendix A -  Debt Security Ratings
Appendix B -  Policy Regarding Disclosure of Portfolio Holdings
Appendix C -- Portfolio Manager Information
Appendix D -  Proxy Voting Policies and Procedures
Financial Statements

ORGANIZATION OF THE FUND

     The Fund was organized on June 28, 2005 as a Massachusetts business trust under the laws of The Commonwealth of Massachusetts and is an open-end investment management company registered under the Investment Company Act of 1940, as amended (the "1940 Act" ). Each of the funds is a series of the Fund.

     John Hancock Investment Management Services, LLC (formerly, Manufacturers Securities Services, LLC) (the "Adviser") is the investment adviser to the Fund and each of the funds. The Adviser is a Delaware limited liability corporation whose principal offices are located at 601 Congress Street, Boston, Massachusetts 02210. The Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, as amended. The ultimate controlling parent of the Adviser is Manulife Financial Corporation ("MFC"), a publicly traded company based in Toronto, Canada. MFC is the holding company of The Manufacturers Life Insurance Company and its subsidiaries, collectively known as Manulife Financial. The Adviser is registered as an investment adviser under the Investment Advisers Act of 1940.

     Manulife Financial is a leading Canadian-based financial services group serving millions of customers in 19 countries and territories worldwide. Operating as Manulife Financial in Canada and Asia, and primarily through John Hancock in the United States, the group offers clients a diverse range of financial protection products and wealth management services through its extensive network of employees, agents and distribution partners. Funds under management by Manulife Financial and its subsidiaries were Cdn$364 billion (US$297 billion) as of June 30, 2005.

     MFC trades as 'MFC' on the TSX, NYSE and PSE, and under '0945' on the SEHK. Manulife Financial can be found on the Internet at www.manulife.com.

INVESTMENT POLICIES

     The principal strategies and risks of investing in each fund are described in the Prospectus. Unless otherwise indicated in the Prospectus or this Statement of Additional Information, the investment objective and policies of the funds may be changed without shareholder approval.

GLOBAL ALLOCATION FUND

     The following supplements the disclosure regarding the Global Allocation Fund in the Prospectus of the Fund.

          As set forth in the Prospectus, under normal market conditions, the Global Allocation Fund expects to allocate assets between fixed income securities and equity securities. The "Strategy Ranges" indicated below are the ranges within which the Global Allocation Fund generally expects to allocate its assets among the various asset classes. The Global Allocation Fund may exceed these Strategy Ranges and may modify them in the future.

ASSET CLASS STRATEGY RANGES     PERCENTAGE
---------------------------     ----------
U.S. Equities                   10% to 70%
Global (ex U.S.) Equities        0% to 52%
Emerging Market Equities         0% to 13%
U.S. Fixed Income                0% to 51%
Global (ex U.S.) Fixed Income    0% to 39%
High Yield Fixed Income          0% to 13%
Emerging Market Debt             0% to 12%
Cash Equivalents                 0% to 50%

MONEY MARKET INSTRUMENTS

     The Money Market Fund invests in the types of money market instruments described below. Certain of the instruments listed below may also be purchased by the other funds in accordance with their investment policies. In addition, certain funds may purchase money market instruments (and other securities as noted under each fund description) for temporary defensive purposes, except that the U.S. Government Securities Fund may not invest in Canadian and Provincial Government and Crown Agency Obligations.

     1. U.S. GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS

     U.S. Government Obligations. U.S. Government obligations are debt securities issued or guaranteed as to principal or interest by the U.S. Treasury. These securities include treasury bills, notes and bonds.

     GNMA Obligations. GNMA obligations are mortgage-backed securities guaranteed by the Government National Mortgage Association which guarantee is supported by the full faith and credit of the U.S. government.

     U.S. Agency Obligations. U.S. Government agency obligations are debt securities issued or guaranteed as to principal or interest by an agency or instrumentality of the U.S. Government pursuant to authority granted by Congress. U.S. Government agency obligations include, but are not limited to:

     -    Student Loan Marketing Association,

     -    Federal Home Loan Banks,

     -    Federal Intermediate Credit Banks and

     -    the Federal National Mortgage Association.

     U.S. Instrumentality Obligations. U.S. instrumentality obligations include, but are not limited to, the Export-Import Bank and Farmers Home Administration.

     Some obligations issued or guaranteed by U.S. Government agencies or instrumentalities are supported by the right of the issuer to borrow from the U.S. Treasury or the Federal Reserve Banks, such as those issued by Federal Intermediate Credit Banks. Others, such as those issued by the Federal National Mortgage Association ("Fannie Mae"), the Federal Home Loan Banks ("FHLBs") and the Federal Home Loan Mortgage Corporation ("Freddie Mac") are supported by discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality. In addition, other obligations such as those issued by the Student Loan Marketing Association, are supported only by the credit of the agency or instrumentality. There are also separately traded interest components of securities issued or guaranteed by the U.S. Treasury.

     No assurance can be given that the U.S. Government will provide financial support for the obligations of such U.S. Government-sponsored agencies or instrumentalities in the future, since it is not obligated to do so by law. In this document, "U.S. Government securities" refers not only to securities issued or guaranteed as to principal or interest by the U.S. Treasury but also to securities that are backed only by their own credit and not the full faith and credit of the U.S. Government.

     2. CANADIAN AND PROVINCIAL GOVERNMENT AND CROWN AGENCY OBLIGATIONS

     Canadian Government Obligations. Canadian Government obligations are debt securities issued or guaranteed as to principal or interest by the Government of Canada pursuant to authority granted by the Parliament of Canada and approved by the Governor in Council, where necessary. These securities include treasury bills, notes, bonds, debentures and marketable Government of Canada loans.

     Canadian Crown Obligations. Canadian Crown agency obligations are debt securities issued or guaranteed by a Crown corporation, company or agency ("Crown agencies") pursuant to authority granted by the Parliament of Canada and approved by the Governor in Council, where necessary. Certain Crown agencies are by statute agents of Her Majesty in right of Canada, and their obligations, when properly authorized, constitute direct obligations of the Government of Canada. These obligations include, but are not limited to, those issued or guaranteed by the:

     -    Export Development Corporation,

     -    Farm Credit Corporation,

     -    Federal Business Development Bank, and

     -    Canada Post Corporation.

     In addition, certain Crown agencies which are not by law agents of Her Majesty may issue obligations which by statute the Governor in Council may authorize the Minister of Finance to guarantee on behalf of the Government of Canada. Other Crown agencies which are not by law agents of Her Majesty may issue or guarantee obligations not entitled to be guaranteed by the Government of Canada. No assurance can be given that the Government of Canada will support the obligations of Crown agencies which are not agents of Her Majesty, which it has not guaranteed, since it is not obligated to do so by law.

     Provincial Government Obligations. Provincial Government obligations are debt securities issued or guaranteed as to principal or interest by the government of any province of Canada pursuant to authority granted by the provincial Legislature and approved by the Lieutenant Governor in Council of such province, where necessary. These securities include treasury bills, notes, bonds and debentures.

     Provincial Crown Agency Obligations. Provincial Crown agency obligations are debt securities issued or guaranteed by a provincial Crown corporation, company or agency ("Provincial Crown Agencies") pursuant to authority granted by the provincial Legislature and approved by the Lieutenant Governor in Council of such province, where necessary. Certain provincial Crown agencies are by statute agents of Her Majesty in right of a particular province of Canada, and their obligations, when properly authorized, constitute direct obligations of such province. Other provincial Crown agencies which are not by law agents of Her Majesty in right of a particular province of Canada may issue obligations which by statute the Lieutenant Governor in Council of such province may guarantee, or may authorize the Treasurer thereof to guarantee, on behalf of the government of such province. Finally, other provincial Crown agencies which are not by law agencies of Her Majesty may issue or guarantee obligations not entitled to be guaranteed by a provincial government. No assurance can be given that the government of any province of Canada will support the obligations of Provincial Crown Agencies which are not agents of Her Majesty and which it has not guaranteed, as it is not obligated to do so by law. Provincial Crown Agency obligations described above include, but are not limited to, those issued or guaranteed by a:

     -    provincial railway corporation,

     -    provincial hydroelectric or power commission or authority,

     -    provincial municipal financing corporation or agency, and

     -    provincial telephone commission or authority.

Any Canadian obligation acquired by the Money Market Fund will be payable in U.S. dollars.

     3. CERTIFICATES OF DEPOSIT AND BANKERS' ACCEPTANCES

     Certificates of Deposit. Certificates of deposit are certificates issued against funds deposited in a bank or a savings and loan. They are issued for a definite period of time and earn a specified rate of return.

     Bankers' Acceptances. Bankers' acceptances are short-term credit instruments evidencing the obligation of a bank to pay a draft which has been drawn on it by a customer. These instruments reflect the obligations both of the bank and of the drawer to pay the face amount of the instrument upon maturity. They are primarily used to finance the import, export, transfer or storage of goods. They are "accepted" when a bank guarantees their payment at maturity.

All portfolios of the Fund may acquire obligations of foreign banks and foreign branches of U.S. banks. These obligations are not insured by the Federal Deposit Insurance Corporation.

     4. COMMERCIAL PAPER

     Commercial paper consists of unsecured promissory notes issued by corporations to finance short-term credit needs. Commercial paper is issued in bearer form with maturities generally not exceeding nine months. Commercial paper obligations may include variable amount master demand notes.

     Variable Amount Master Demand Notes. Variable amount master demand notes are obligations that permit the investment of fluctuating amounts at varying rates of interest pursuant to direct arrangements between a fund, as lender, and the borrower. These notes permit daily changes in the amounts borrowed. The investing (i.e., "lending") fund has the right to increase the amount under the note at any time up to the full amount provided by the note agreement, or to decrease the amount, and the borrower may prepay up to the full amount of the note without penalty. Because variable amount master demand notes are direct lending arrangements between the lender and borrower, it is not generally contemplated that such instruments will be traded. There is no secondary market for these notes, although they are redeemable (and thus immediately repayable by the borrower) at face value, plus accrued interest, at any time.

     A fund will only invest in variable amount master demand notes issued by companies which, at the date of investment, have an outstanding debt issue rated "Aaa" or "Aa" by Moody's or "AAA" or "AA" by S&P and which the applicable Subadviser has determined present minimal risk of loss to the fund. A Subadviser will look generally at the financial strength of the issuing company as "backing" for the note and not to any security interest or supplemental source such as a bank letter of credit. A variable amount master demand note will be valued on each day a fund's net asset value is determined. The net asset value will generally be equal to the face value of the note plus accrued interest unless the financial position of the issuer is such that its ability to repay the note when due is in question.

     5. CORPORATE OBLIGATIONS

     Corporate obligations include bonds and notes issued by corporations to finance long-term credit needs.

     6. REPURCHASE AGREEMENTS

     Repurchase agreements are arrangements involving the purchase of an obligation by a fund and the simultaneous agreement to resell the same obligation on demand or at a specified future date and at an agreed upon price. A repurchase agreement can be viewed as a loan made by a fund to the seller of the obligation with such obligation serving as collateral for the seller's agreement to repay the amount borrowed with interest. Repurchase agreements permit a fund the opportunity to earn a return on cash that is only temporarily available. A fund may enter into a repurchase agreement with banks, brokers or dealers. However, a fund will enter into a repurchase agreement with a broker or dealer only if the broker or dealer agrees to deposit additional collateral should the value of the obligation purchased by the fund decrease below the resale price.

     Generally, repurchase agreements are of a short duration, often less than one week but on occasion for longer periods. Securities subject to repurchase agreements will be valued every business day and additional collateral will be requested if necessary so that the value of the collateral is at least equal to the value of the repurchase obligation, including the interest accrued thereon.

     The Subadvisers, on behalf of the funds they advise, shall engage in a repurchase agreement transactions only with those banks or broker/dealers who meet the Subadviser's quantitative and qualitative criteria regarding creditworthiness, asset size and collateralization requirements. The counterparties to a repurchase agreement transaction are limited to a:

     -    Federal Reserve System member bank,

     - primary government securities dealer reporting to the Federal Reserve Bank of New York's Market Reports Division, or

     - broker/dealer which reports U.S. Government securities positions to the Federal Reserve Board.

The Subadvisers will continuously monitor the transaction to ensure that the collateral held with respect to a repurchase agreement equals or exceeds the amount of the respective obligation.

     The risk to a fund in a repurchase agreement transaction is limited to the ability of the seller to pay the agreed-upon sum on the delivery date. If an issuer of a repurchase agreement fails to repurchase the underlying obligation, the loss to the fund, if any, would be the difference between the repurchase price and the underlying obligation's market value. A fund might also incur certain costs in liquidating the underlying obligation. Moreover, if bankruptcy or other insolvency proceedings are commenced with respect to the seller, realization upon the underlying obligation by the Fund might be delayed or limited.

     7. FOREIGN REPURCHASE AGREEMENTS

     Foreign repurchase agreements involve an agreement to purchase a foreign security and to sell that security back to the original seller at an agreed-upon price in either U.S. dollars or foreign currency. Unlike typical U.S. repurchase agreements, foreign repurchase agreements may not be fully collateralized at all times. The value of a security purchased by a fund may be more or less than the price at which the counterparty has agreed to repurchase the security. In the event of default by the counterparty, the fund may suffer a loss if the value of the security purchased is less than the agreed-upon repurchase price, or if the fund is unable to successfully assert a claim to the collateral under foreign laws. As a result, foreign repurchase agreements may involve higher credit risks than repurchase agreements in U.S. markets, as well as risks associated with currency fluctuations. In addition, as with other emerging market investments, repurchase agreements with counterparties located in emerging markets, or relating to emerging markets, may involve issuers or counterparties with lower credit ratings than typical U.S. repurchase agreements.

OTHER INSTRUMENTS

     The following discussion provides an explanation of some of the other instruments in which certain funds (as indicated) may invest.

     1. WARRANTS

     Subject to certain restrictions, each of the funds except the Money Market Fund and the Lifestyle Funds may purchase warrants, including warrants traded independently of the underlying securities. Warrants are rights to purchase securities at specific prices and are valid for a specific period of time. Warrant prices do not necessarily move parallel to the prices of the underlying securities, and warrant holders receive no dividends and have no voting rights or rights with respect to the assets of an issuer. The price of a warrant may be more volatile than the price of its underlying security, and a warrant may offer greater potential for capital appreciation as well as capital loss. Warrants cease to have value if not exercised prior to the expiration date. These factors can make warrants more speculative than other types of investments.

     2. REVERSE REPURCHASE AGREEMENTS

     Each fund may enter into "reverse" repurchase agreements. Under a reverse repurchase agreement, a fund sells a debt security and agrees to repurchase it at an agreed upon time and at an agreed upon price. The fund retains record ownership of the security and the right to receive interest and principal payments thereon. At an agreed upon future date, the fund repurchases the security by remitting the proceeds previously received, plus interest. The difference between the amount the fund receives for the security and the amount it pays on repurchase is payment of interest. In certain types of agreements, there is no agreed-upon repurchase date and interest payments are calculated daily, often based on the prevailing overnight repurchase rate. A reverse repurchase agreement may be considered a form of leveraging and may, therefore, increase fluctuations in a fund's net asset value per share. Each fund will cover its repurchase agreement transactions by maintaining in a segregated custodial account cash, Treasury bills or other U.S. Government securities having an aggregate value at least equal to the amount of such commitment to repurchase including accrued interest, until payment is made.

     3. MORTGAGE SECURITIES

     Prepayment of Mortgages. Mortgage securities differ from conventional bonds in that principal is paid over the life of the securities rather than at maturity. As a result, a fund which invests in mortgage securities receives monthly scheduled payments of principal and interest, and may receive unscheduled principal payments representing prepayments on the underlying mortgages. When a fund reinvests the payments and any unscheduled prepayments of principal it receives, it may receive a rate of interest which is higher or lower than the rate on the existing mortgage securities. For this reason, mortgage securities may be less effective than other types of debt securities as a means of locking in long term interest rates.

     In addition, because the underlying mortgage loans and assets may be prepaid at any time, if a fund purchases mortgage securities at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will increase yield to maturity. Conversely, if a fund purchases these securities at a discount, faster than expected prepayments will increase yield to maturity, while slower than expected payments will reduce yield to maturity.

     Adjustable Rate Mortgage Securities. Adjustable rate mortgage securities are similar to the fixed rate mortgage securities discussed above, except that unlike fixed rate mortgage securities, adjustable rate mortgage securities are collateralized by or represent interests in mortgage loans with variable rates of interest. These variable rates of interest reset periodically to align themselves with market rates. Most adjustable rate mortgage securities provide for an initial mortgage rate that is in effect for a fixed period, typically ranging from three to twelve months. Thereafter, the mortgage interest rate will reset periodically in accordance with movements in a specified published interest rate index. The amount of interest due to an adjustable rate mortgage holder is determined in accordance with movements in a specified published interest rate index by adding a pre-determined increment or "margin" to the specified interest rate index. Many adjustable rate mortgage securities reset their interest rates based on changes in:

     - one-year, three-year and five-year constant maturity Treasury Bill rates,

     -    three-month or six-month Treasury Bill rates,

     -    11th District Federal Home Loan Bank Cost of Funds,

     -    National Median Cost of Funds, or

     - one-month, three-month, six-month or one-year London Interbank Offered Rate ("LIBOR") and other market rates.

     During periods of increasing rates, a fund will not benefit from such increase to the extent that interest rates rise to the point where they cause the current coupon of adjustable rate mortgages held as investments to exceed any maximum allowable annual or lifetime reset limits or "cap rates" for a particular mortgage. In this event, the value of the mortgage securities in a fund would likely decrease. During periods of declining interest rates, income to a fund derived from adjustable rate mortgages which remain in a mortgage pool may decrease in contrast to the income on fixed rate mortgages, which will remain constant. Adjustable rate mortgages also have less potential for appreciation in value as interest rates decline than do fixed rate investments. Also, a fund's net asset value could vary to the extent that current yields on adjustable rate mortgage securities held as investments are different than market yields during interim periods between coupon reset dates.

     Privately-Issued Mortgage Securities. Privately-issued mortgage securities provide for the monthly principal and interest payments made by individual borrowers to pass through to investors on a corporate basis, and in privately issued collateralized mortgage obligations, as further described below. Privately-issued mortgage securities are issued by private originators of, or investors in, mortgage loans, including:

     -    mortgage bankers,

     -    commercial banks,

     -    investment banks,

     -    savings and loan associations, and

     -    special purpose subsidiaries of the foregoing.

     Since privately-issued mortgage certificates are not guaranteed by an entity having the credit status of the Government National Mortgage Association
(GNMA) or Federal Home Loan Mortgage Corporation (FHLMC), such securities generally are structured with one or more types of credit enhancement. For a description of the types of credit enhancements that may accompany privately-issued mortgage securities, see "Types of Credit Support" below. A fund which invests in mortgage securities will not limit its investments to asset-backed securities with credit enhancements.

     Collateralized Mortgage Obligations ("CMOs"). CMOs generally are bonds or certificates issued in multiple classes that are collateralized by or represent an interest in mortgages. CMOs may be issued by single-purpose, stand-alone finance subsidiaries or trusts of financial institutions, government agencies, investment banks or other similar institutions. Each class of CMOs, often referred to as a "tranche," may be issued with a specific fixed coupon rate (which may be zero) or a floating coupon rate. Each class of CMOs also has a stated maturity or final distribution date. Principal prepayments on the underlying mortgages may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates. Interest is paid or accrued on CMOs on a monthly, quarterly or semiannual basis. The principal of and interest on the underlying mortgages may be allocated among the several classes of a series of a CMO in many ways. The general goal sought to be achieved in allocating cash flows on the underlying mortgages to the various classes of a series of CMOs is to create tranches on which the expected cash flows have a higher degree of predictability than the underlying mortgages. As a general matter, the more predictable the cash flow is on a CMO tranche, the lower the anticipated yield will be on that tranche at the time of issuance. As part of the process of creating more predictable cash flows on most of the tranches in a series of CMOs, one or more tranches generally must be created that absorb most of the volatility in the cash flows on the underlying mortgages. The yields on these tranches are relatively higher than on tranches with more predictable cash flows. Because of the uncertainty of the cash flows on these tranches, and the sensitivity of these transactions to changes in prepayment rates on the underlying mortgages, the market prices of and yields on these tranches tend to be highly volatile.

     CMOs purchased by the funds may be:

(1) collateralized by pools of mortgages in which each mortgage is guaranteed as to payment of principal and interest by an agency or instrumentality of the U.S. Government;

(2) collateralized by pools of mortgages in which payment of principal and interest is guaranteed by the issuer and the guarantee is collateralized by U.S. Government securities; or

(3) securities for which the proceeds of the issuance are invested in mortgage securities and payment of the principal and interest is supported by the credit of an agency or instrumentality of the U.S. Government.

     STRIPS. In addition to the U.S. Government securities discussed above, certain funds may invest in separately traded interest components of securities issued or guaranteed by the U.S. Treasury. The interest components of selected securities are traded independently under the Separate Trading of Registered Interest and Principal of Securities program ("STRIPS"). Under the STRIPS program, the interest components are individually numbered and separately issued by the U.S. Treasury at the request of depository financial institutions, which then trade the component parts independently.

     Stripped Mortgage Securities. Stripped mortgage securities are derivative multi-class mortgage securities. Stripped mortgage securities may be issued by agencies or instrumentalities of the U.S. Government, or by private issuers, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. Stripped mortgage securities have greater volatility than other types of mortgage securities in which the funds invest. Although stripped mortgage securities are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, the market for such securities has not yet been fully developed. Accordingly, stripped mortgage securities may be illiquid and, together with any other illiquid investments, will not exceed 15% of a fund's net assets. See " Other Investment Policies. - Illiquid Securities".

     Stripped mortgage securities are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of stripped mortgage security will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest only or "IO" class), while the other class will receive all of the principal (the principal only or "PO" class). The yield to maturity on an IO class is extremely sensitive to changes in prevailing interest rates and the rate of principal payments (including prepayments) on the related underlying mortgage assets. A rapid rate of principal payments may have a material adverse effect on an investing fund's yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, such fund may fail to fully recoup its initial investment in these securities even if the securities are rated highly.

     As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. The value of the other mortgage securities described in the Prospectus and Statement of Additional Information, like other debt instruments, will tend to move in the opposite direction to interest rates. Accordingly, the Fund believes that investing in IOs, in conjunction with the other mortgage securities described in the Prospectus and this Statement of Additional Information, will contribute to a fund's relatively stable net asset value.

     In addition to the stripped mortgage securities described above, each of the Strategic Bond, High Yield Fund and Value Fund may invest in similar securities such as Super principal only and Levered interest only which are more volatile than POs and IOs. Risks associated with instruments such as Super POs are similar in nature to those risks related to investments in POs. Risks associated with Levered IOs and IOettes are similar in nature to those associated with IOs. The Strategic Bond Fund may also invest in other similar instruments developed in the future that are deemed consistent with the investment objectives, policies and restrictions of the fund.

     Under the Internal Revenue Code of 1986, as amended (the "Code"), POs may generate taxable income from the current accrual of original issue discount, without a corresponding distribution of cash to the fund.

     Inverse Floaters. Each of the Strategic Bond Fund, High Yield Fund and Value Fund may invest in inverse floaters. Inverse floaters may be issued by agencies or instrumentalities of the U.S. Government, or by private issuers, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. Inverse floaters have greater volatility than other types of mortgage securities in which the fund invests (with the exception of stripped mortgage securities and there is a risk that the market value will vary from the amortized cost). Although inverse floaters are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, the market for such securities has not yet been fully developed. Accordingly, inverse floaters may be illiquid together with any other illiquid investments, will not exceed 15% of a fund's net assets. See "Other Investment Policies - Illiquid Securities".

     Inverse floaters are derivative mortgage securities which are structured as a class of security that receives distributions on a pool of mortgage assets. Yields on inverse floaters move in the opposite direction of short-term interest rates and at an accelerated rate.

     Types of Credit Support. Mortgage securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the impact of an obligor's failure to make payments on underlying assets, mortgage securities may contain elements of credit support. A discussion of credit support is described below under "Asset-Backed Securities."

     4. ASSET-BACKED SECURITIES

     The securitization techniques used to develop mortgage securities are also being applied to a broad range of other assets. Through the use of trusts and special purpose corporations, automobile and credit card receivables are being securitized in pass-through structures similar to mortgage pass-through structures or in a pay-through structure similar to the CMO structure.

     Generally, the issuers of asset-backed bonds, notes or pass-through certificates are special purpose entities and do not have any significant assets other than the receivables securing such obligations. In general, the collateral supporting asset-backed securities is of a shorter maturity than mortgage loans. As a result, investment in these securities should be subject to less volatility than mortgage securities. Instruments backed by pools of receivables are similar to mortgage-backed securities in that they are subject to unscheduled prepayments of principal prior to maturity. When the obligations are prepaid, the fund must reinvest the prepaid amounts in securities with the prevailing interest rates at the time. Therefore, a fund's ability to maintain an investment including high-yielding asset-backed securities will be affected adversely to the extent that prepayments of principal must be reinvested in securities which have lower yields than the prepaid obligations. Moreover, prepayments of securities purchased at a premium could result in a realized loss. A fund will only invest in asset-backed securities rated, at the time of purchase, AA or better by S&P or Aa or better by Moody's (in the case of the Strategic Bond Fund BBB or better by S&P or Baa or better by Moody's) or that the Subadviser believes are of comparable quality.

     As with mortgage securities, asset-backed securities are often backed by a pool of assets representing the obligation of a number of different parties and use similar credit enhancement techniques. For a description of the types of credit enhancement that may accompany asset-backed securities, see "Types of Credit Support" below. A fund will not limit its investments to asset-backed securities with credit enhancements. Although asset-backed securities are not generally traded on a national securities exchange, such securities are widely traded by brokers and dealers, and will not be considered illiquid securities for the purposes of the investment restriction on illiquid securities under "Additional Investment Policies" below.

     Types of Credit Support. To lessen the impact of an obligor's failure to make payments on underlying assets, mortgage securities and asset-backed securities may contain elements of credit support. Such credit support falls into two categories:

     -    liquidity protection, and

     -    default protection

Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the pass-through of payments due on the underlying pool of assets occurs in a timely fashion. Default protection provides against losses resulting from ultimate default and enhances the likelihood of ultimate payment of the obligations on at least a portion of the assets in the pool. This protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches. A fund will not pay any additional fees for such credit support, although the existence of credit support may increase the price of a security.

     Some examples of credit support include:

     - "senior-subordinated securities" (multiple class securities with one or more classes subordinate to other classes as to the payment of principal thereof and interest thereon, with the result that defaults on the underlying assets are borne first by the holders of the subordinated class),

     - creation of "reserve funds" (where cash or investments, sometimes funded from a portion of the payments on the underlying assets, are held in reserve against future losses), and

     - "over-collateralization" (where the scheduled payments on, or the principal amount of, the underlying assets exceed those required to make payment on the securities and pay any servicing or other fees).

     The ratings of mortgage securities and asset-backed securities for which third-party credit enhancement provides liquidity protection or default protection are generally dependent upon the continued creditworthiness of the provider of the credit enhancement. The ratings of these securities could be reduced in the event of deterioration in the creditworthiness of the credit enhancement provider even in cases where the delinquency and loss experienced on the underlying pool of assets is better than expected.

     The degree of credit support provided for each issue is generally based on historical information concerning the level of credit risk associated with the underlying assets. Delinquency or loss greater than anticipated could adversely affect the return on an investment in mortgage securities or asset-backed securities.

     5. ZERO COUPON SECURITIES, DEFERRED INTEREST BONDS AND PAY-IN-KIND BONDS

     Zero coupon securities, deferred interest bonds and pay-in-kind bonds involve special risk considerations. Zero coupon securities and deferred interest bonds are debt securities that pay no cash income but are sold at substantial discounts from their value at maturity. While zero coupon bonds do not require the periodic payment of interest, deferred interest bonds provide for a period of delay before the regular payment of interest begins. When a zero coupon security or a deferred interest bond is held to maturity, its entire return, which consists of the amortization of discount, comes from the difference between its purchase price and its maturity value. This difference is known at the time of purchase, so that investors holding these securities until maturity know at the time of their investment what the return on their investment will be. The funds also may purchase pay-in-kind bonds. Pay-in-kind bonds are bonds that pay all or a portion of their interest in the form of debt or equity securities.

     Zero coupon securities, deferred interest bonds and pay-in-kind bonds are subject to greater price fluctuations in response to changes in interest rates than ordinary interest-paying debt securities with similar maturities. The value of zero coupon securities and deferred interest bonds usually appreciate during periods of declining interest rates and usually depreciates during periods of rising interest rates.

     Issuers of Zero Coupon Securities and Pay-In-Kind Bonds. Zero coupon securities and pay-in-kind bonds may be issued by a wide variety of corporate and governmental issuers. Although zero coupon securities and pay-in-kind bonds are generally not traded on a national securities exchange, these securities are widely traded by brokers and dealers and, to the extent they are widely traded, will not be considered illiquid for the purposes of the investment restriction under "Additional Investment Policies" below.

     Tax Considerations. Current Federal income tax law requires the holder of a zero coupon security or certain pay-in-kind bonds to accrue income with respect to these securities prior to the receipt of cash payments. To maintain its qualification as a regulated investment company and avoid liability for Federal income and excise taxes, a fund may be required to distribute income accrued with respect to these securities and may have to dispose of fund securities under disadvantageous circumstances in order to generate cash to satisfy these distribution requirements.

     6. LOANS AND OTHER DIRECT DEBT INSTRUMENTS

     Each fund may invest in loans and other direct debt instruments to the extent authorized by its investment policies. Direct debt instruments are interests in amounts owed by a corporate, governmental, or other borrower to lenders or lending syndicates (loans and loan participations), to suppliers of goods or services (trade claims or other receivables), or to other parties. Direct debt instruments involve a risk of loss in case of default or insolvency of the borrower and may offer less legal protection to the purchaser in the event of fraud or misrepresentation, or there may be a requirement that a fund supply additional cash to a borrower on demand.

     7. HIGH YIELD (HIGH RISK) DOMESTIC CORPORATE DEBT SECURITIES

     High yield U.S. corporate debt securities in which the funds may invest include bonds, debentures, notes, bank loans, credit-linked notes and commercial paper. Most of these debt securities will bear interest at fixed rates except bank loans, which usually have floating rates. The funds may also invest in bonds with variable rates of interest or debt securities which involve equity features, such as equity warrants or convertible outright and participation features (i.e., interest or other payments, often in addition to a fixed rate of return, that are based on the borrower's attainment of specified levels of revenues, sales or profits and thus enable the holder of the security to share in the potential success of the venture).

     The market for high yield U.S. corporate debt securities has undergone significant changes since it was first established. Issuers in the U.S. high yield market originally consisted primarily of growing small capitalization companies and larger capitalization companies whose credit quality had declined from investment grade. During the mid-1980s, participants in the U.S. high yield market issued high yield securities principally in connection with leveraged buyouts and other leveraged recapitalizations. In late 1989 and 1990, the volume of new issues of high yield U.S. corporate debt declined significantly and liquidity in the market decreased. Since early 1991, the volume of new issues of high yield U.S. corporate debt securities has increased substantially and secondary market liquidity has improved. During the same periods, the U.S. high yield debt market exhibited strong returns, and it continues to be an attractive market in terms of yield and yield spread over U.S. Treasury securities. Currently, most new offerings of U.S. high yield securities are being issued to refinance higher coupon debt and to raise funds for general corporate purposes as well as to provide financing in connection with leveraged transactions.

     8. BRADY BONDS

     Brady Bonds are debt securities issued under the framework of the "Brady Plan," an initiative announced by former U.S. Treasury Secretary Nicholas F. Brady in 1989 as a mechanism for debtor nations to restructure their outstanding external commercial bank indebtedness. The Brady Plan framework, as it has developed, involves the exchange of external commercial bank debt for newly issued bonds (Brady Bonds). Brady Bonds may also be issued in respect of new money being advanced by existing lenders in connection with the debt restructuring. Brady Bonds issued to date generally have maturities between 15 and 30 years from the date of issuance and have traded at a deep discount from their face value. In addition to Brady Bonds, the funds may invest in emerging market governmental obligations issued as a result of debt restructuring agreements outside of the scope of the Brady Plan.

     Agreements implemented under the Brady Plan to date are designed to achieve debt and debt-service reduction through specific options negotiated by a debtor nation with its creditors. As a result, the financial packages offered by each country differ. The types of options have included:

     - the exchange of outstanding commercial bank debt for bonds issued at 100% of face value which carry a below-market stated rate of interest (generally known as par bonds),

     - bonds issued at a discount from face value (generally known as discount bonds),

     -    bonds bearing an interest rate which increases over time, and

     - bonds issued in exchange for the advancement of new money by existing lenders.

Discount bonds issued to date under the framework of the Brady Plan have generally borne interest computed semi-annually at a rate equal to 13/16 of one percent above the current six-month LIBOR rate. Regardless of the stated face amount and interest rate of the various types of Brady Bonds, the funds will purchase Brady Bonds in secondary markets, as described below, in which the price and yield to the investor reflect market conditions at the time of purchase.

     Certain sovereign bonds are entitled to "value recovery payments" in certain circumstances, which in effect constitute supplemental interest payments but generally are not collateralized. Certain Brady Bonds have been collateralized as to principal due at maturity (typically 15 to 30 years from the date of issuance) by U.S. Treasury zero coupon bonds with a maturity equal to the final maturity of such Brady Bonds, although the collateral is not available to investors until the final maturity of the Brady Bonds. Collateral purchases are financed by the International Monetary Fund (the "IMF"), the World Bank and the debtor nations' reserves. In addition, interest payments on certain types of Brady Bonds may be collateralized by cash or high-grade securities in amounts that typically represent between 12 and 18 months of interest accruals on these instruments, with the balance of the interest accruals being uncollateralized.

     The funds may purchase Brady Bonds with no or limited collateralization, and must rely for payment of interest and (except in the case of principal collateralized Brady Bonds) principal primarily on the willingness and ability of the foreign government to make payment in accordance with the terms of the Brady Bonds.

     Brady Bonds issued to date are purchased and sold in secondary markets through U.S. securities dealers and other financial institutions and are generally maintained through European transactional securities depositories. A substantial portion of the Brady Bonds and other sovereign debt securities in which the funds invest are likely to be acquired at a discount.

     9. SOVEREIGN DEBT OBLIGATIONS

     Each fund may invest in sovereign debt obligations to the extent authorized by its investment polices. Sovereign debt obligations are issued or guaranteed by foreign governments or their agencies, including debt of Latin American nations or other developing countries. Sovereign debt may be in the form of conventional securities or other types of debt instruments such as loan or loan participations. Sovereign debt of developing countries may involve a high degree of risk, and may be in default or present the risk of default. Governmental entities responsible for repayment of the debt may be unable or unwilling to repay principal and pay interest when due, and may require renegotiation or rescheduling of debt payments. In addition, prospects for repayment and payment of interest may depend on political as well as economic factors. Although some sovereign debt, such as Brady Bonds, is collateralized by U.S. Government securities, repayment of principal and payment of interest is not guaranteed by the U.S. Government.

     10. INDEXED SECURITIES

     Each fund may invest in indexed securities to the extent authorized by its investment policies. Indexed securities are instruments whose prices are indexed to the prices of other securities, securities indices, currencies, or other financial indicators. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic.

     Currency indexed securities typically are short term to intermediate term debt securities whose maturity values or interest rates are determined by reference to the values of one or more specified foreign currencies, and may offer higher yields than U.S. dollar denominated securities. Currency indexed securities may be positively or negatively indexed; that is, their maturity value may increase when the specified currency value increases, resulting in a security that performs similarly to a foreign denominated instrument, or their maturity value may decline when foreign currencies increase, resulting in a security whose price characteristics are similar to a put on the underlying currency. Currency indexed securities may also have prices that depend on the values of a number of different foreign currencies relative to each other.

     The performance of indexed securities depends to a great extent on the performance of the security, currency, or other instrument to which they are indexed, and may also be influenced by interest rate changes in the United States and abroad. Indexed securities may be more volatile than the underlying instruments. Indexed securities are also subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer's creditworthiness deteriorates. Recent issuers of indexed securities have included banks, corporations, and certain U.S. Government agencies.

     11. HYBRID INSTRUMENTS

     Hybrid instruments (a type of potentially high-risk derivative) combine the elements of futures contracts or options with those of debt, preferred equity or a depository instrument ("Hybrid Instruments").

     Characteristics of Hybrid Instruments. Generally, a Hybrid Instrument is a debt security, preferred stock, depository share, trust certificate, certificate of deposit or other evidence of indebtedness on which a portion of or all interest payments, and/or the principal or stated amount payable at maturity, redemption or retirement, is determined by reference to the following:

     - prices, changes in prices, or differences between prices of securities, currencies, intangibles, goods, articles or commodities (collectively, "Underlying Assets") or

     - an objective index, economic factor or other measure, such as interest rates, currency exchange rates, commodity indices, and securities indices (collectively "Benchmarks").

     Hybrid Instruments may take a variety of forms, including, but not limited to:

     - debt instruments with interest or principal payments or redemption terms determined by reference to the value of a currency or commodity or securities index at a future point in time,

     - preferred stock with dividend rates determined by reference to the value of a currency, or

     - convertible securities with the conversion terms related to a particular commodity.

     Uses of Hybrid Instruments. Hybrid Instruments provide an efficient means of creating exposure to a particular market, or segment of a market, with the objective of enhancing total return. For example, a fund may wish to take advantage of expected declines in interest rates in several European countries, but avoid the transaction costs associated with buying and currency-hedging the foreign bond positions.

     One approach is to purchase a U.S. dollar-denominated Hybrid Instrument whose redemption price is linked to the average three-year interest rate in a designated group of countries. The redemption price formula would provide for payoffs of greater than par if the average interest rate was lower than a specified level, and payoffs of less than par if rates were above the specified level. Furthermore, the investing fund could limit the downside risk of the security by establishing a minimum redemption price so that the principal paid at maturity could not be below a predetermined minimum level if interest rates were to rise significantly.

     The purpose of this type of arrangement, known as a structured security with an embedded put option, is to give the fund the desired European bond exposure while avoiding currency risk, limiting downside market risk, and lowering transactions costs. Of course, there is no guarantee that such a strategy will be successful and the value of the fund may decline; for example, if interest rates may not move as anticipated or credit problems could develop with the issuer of the Hybrid Instrument.

     Risks of Investing in Hybrid Instruments. The risks of investing in Hybrid Instruments are a combination of the risks of investing in securities, options, futures and currencies. Therefore, an investment in a Hybrid Instrument may include significant risks not associated with a similar investment in a traditional debt instrument with a fixed principal amount, is denominated in U.S. dollars, or that bears interest either at a fixed rate or a floating rate determined by reference to a common, nationally published Benchmark. The risks of a particular Hybrid Instrument will depend upon the terms of the instrument, but may include, without limitation, the possibility of significant changes in the Benchmarks or the prices of Underlying Assets to which the instrument is linked. These risks generally depend upon factors unrelated to the operations or credit quality of the issuer of the Hybrid Instrument and that may not be readily foreseen by the purchaser. Such factors include economic and political events, the supply and demand for the Underlying Assets, and interest rate movements. In recent years, various Benchmarks and prices for Underlying Assets have been highly volatile, and such volatility may be expected in the future. See " Hedging and Other Strategic Transactions" below for a description of certain risks associated with investments in futures, options, and forward contracts.

     Volatility. Hybrid Instruments are potentially more volatile and carry greater market risks than traditional debt instruments. Depending on the structure of the particular Hybrid Instrument, changes in a Benchmark may be magnified by the terms of the Hybrid Instrument and have an even more dramatic and substantial effect upon the value of the Hybrid Instrument. Also, the prices of the Hybrid Instrument and the Benchmark or Underlying Asset may not move in the same direction or at the same time.

     Leverage Risk. Hybrid Instruments may bear interest or pay preferred dividends at below market (or even relatively nominal) rates. Alternatively, Hybrid Instruments may bear interest at above market rates, but bear an increased risk of principal loss (or gain). For example, an increased risk of principal loss (or gain) may result if "leverage" is used to structure a Hybrid Instrument. Leverage risk occurs when the Hybrid Instrument is structured so that a change in a Benchmark or Underlying Asset is multiplied to produce a greater value change in the Hybrid Instrument, thereby magnifying the risk of loss, as well as the potential for gain.

     Liquidity Risk. Hybrid Instruments may also carry liquidity risk since the instruments are often "customized" to meet the portfolio needs of a particular investor. Therefore, the number of investors that would be willing and able to buy such instruments in the secondary market may be smaller than for more traditional debt securities. In addition, because the purchase and sale of Hybrid Instruments could take place in an over-the-counter market without the guarantee of a central clearing organization or in a transaction between a fund and the issuer of the Hybrid Instrument, the creditworthiness of the counter party or issuer of the Hybrid Instrument would be an additional risk factor which the fund would have to consider and monitor.

     Lack of US Regulation. Hybrid Instruments may not be subject to regulation of the Commodities Futures Trading Commission ("CFTC"), which generally regulates the trading of commodity futures by U.S. persons, the Securities and Exchange Commission ("SEC"), which regulates the offer and sale of securities by and to U.S. persons, or any other governmental regulatory authority.

     The various risks discussed above with respect to Hybrid Instruments particularly the market risk of such instruments, may cause significant fluctuations in the net asset value of a fund.

     12. ADRS, EDRS AND GDRS

     Securities of foreign issuers may include American Depository Receipts, European Depository Receipts and Global Depository Receipts ("ADRs," "EDRs" and "GDRs," respectively). Depository Receipts are certificates typically issued by a bank or trust company that give their holders the right to receive securities issued by a foreign or domestic corporation.

     ADRs are U.S. dollar-denominated securities backed by foreign securities deposited in a U.S. securities depository. ADRs are created for trading in the U.S. markets. The value of an ADR will fluctuate with the value of the underlying security, will reflect any changes in exchange rates and otherwise involve risks associated with investing in foreign securities.

     Securities of foreign issuers also include EDRs and GDRs, which are receipts evidencing an arrangement with a non-U.S. bank similar to that for ADRs and are designed for use in non-U.S. securities markets. EDRs and GDRs are not necessarily quoted in the same currency as the underlying security.

     13. VARIABLE AND FLOATING RATE OBLIGATIONS

     Certain of the funds may invest in floating or variable rate securities. Investments in floating or variable rate securities normally will involve industrial development or revenue bonds which provide that the rate of interest is set as a specific percentage of a designated base rate, such as rates of Treasury Bonds or Bill or the prime rate at a major commercial bank, and that a bondholder can demand payment of the obligations on behalf of the fund on short notice at par plus accrued interest, which amount may be more or less than the amount the bondholder paid for them. The maturity of floating or variable rate obligations (including participation interests therein) is deemed to be the longer of (i) the notice period required before the fund is entitled to receive payment of the obligation upon demand or (ii) the period remaining until the obligation's next interest rate adjustment. If not redeemed by the fund through the demand feature, the obligations mature on a specified date which may range up to thirty years from the date of issuance.

     14. EXCHANGE TRADED FUNDS

     Certain of the funds may invest in exchange traded funds ("ETFs"). These are a type of investment company bought and sold on a securities exchange. An ETF represents a fixed portfolio of securities designed to track a particular market index. A fund could purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although lack of liquidity in an ETF could result in it being more volatile than the underlying portfolio of securities and ETFs have management fees which increase their costs.

ADDITIONAL INVESTMENT POLICES

     The following provides a more detailed explanation of some of the investment policies of the funds.

     1. LENDING SECURITIES

     Each fund may lend its securities so long as its loans of securities do not represent in excess of 33 1/3% of such fund's total assets. This lending limitation is a fundamental restriction which may not be changed without shareholder approval. The procedure for lending securities is for the borrower to give the lending fund collateral consisting of cash, cash equivalents or securities issued or guaranteed by the U.S. government or its agencies or instrumentalities. The lending fund may invest the cash collateral and earn additional income or receive an agreed upon fee from a borrower which has delivered cash equivalent collateral.

     The Fund anticipates that securities will be loaned only under the following conditions:

(1) the borrower must furnish collateral equal at all times to the market value of the securities loaned and the borrower must agree to increase the collateral on a daily basis if the securities loaned increase in value;

(2) the loan must be made in accordance with New York Stock Exchange rules, which presently require the borrower, after notice, to redeliver the securities within five business days; and

(3) the fund making the loan may pay reasonable service, placement, custodian or other fees in connection with loans of securities and share a portion of the interest from these investments with the borrower of the securities.

As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially.

     2. WHEN-ISSUED SECURITIES ("FORWARD COMMITMENTS")

     In order to help ensure the availability of suitable securities, each of the funds may purchase debt or equity securities on a "when-issued" or on a "forward delivery" basis. Purchasing securities on a when-issued or forward delivery basis means that the obligations will be delivered to the fund at a future date, which may be one month or longer after the date of the commitment ("forward commitments"). Except as may be imposed by these factors, there is no limit on the percent of a fund's total assets that may be committed to such transactions.

     Under normal circumstances, a fund purchasing securities on a when-issued or forward delivery basis will take delivery of the securities, but the fund may, if deemed advisable, sell the securities before the settlement date. In general, a fund does not pay for the securities, or start earning interest on them, until the obligations are scheduled to be settled. The fund does, however, record the transaction and reflect the value each day of the securities in determining its net asset value. At the time of delivery, the value of when-issued or forward delivery securities may be more or less than the transaction price, and the yields then available in the market may be higher than those obtained in the transaction. While awaiting delivery of the obligations purchased on such bases, a fund will maintain on its records liquid assets consisting of cash or high quality debt securities equal to the amount of the commitments to purchase when-issued or forward delivery securities. The availability of liquid assets for this purpose and the effect of asset segregation on a fund's ability to meet its current obligations, to honor requests for redemption, and to otherwise manage its investment portfolio will limit the extent to which the fund may purchase when-issued or forward delivery securities.

     3. MORTGAGE DOLLAR ROLLS

     Each fund (except the Money Market Fund and the Lifestyle Funds) may enter into mortgage dollar rolls. Under a mortgage dollar roll, a fund sells mortgage-backed securities for delivery in the future (generally within 30 days) and simultaneously contracts to repurchase substantially similar securities (of the same type, coupon and maturity) securities on a specified future date. During the roll period, the fund forgoes principal and interest paid on the mortgage-backed securities. A fund is compensated by the difference between the current sale price and the lower forward price for the future purchase (often referred to as the "drop"), as well as by the interest earned on the cash proceeds of the initial sale. A fund may also be compensated by receipt of a commitment fee. A fund may only enter into "covered rolls". A covered roll is a specific type of dollar roll for which there is an offsetting cash or cash equivalent security position which matures on or before the forward settlement date of the dollar roll transaction or for which the fund maintains on its records liquid assets having an aggregate value at least equal to the amount of such commitment to repurchase. Dollar roll transactions involve the risk that the market value of the securities sold by the fund may decline below the repurchase price of those securities. While a mortgage dollar roll may be considered a form of leveraging, and may, therefore, increase fluctuations in a fund's net asset value per share, each fund will cover the mortgage dollar roll transaction as described above.

     4. ILLIQUID SECURITIES

     Each of the funds, except the Money Market Fund, may not invest more than 15% of its net assets in securities that are not readily marketable ("illiquid securities"). The Money Market Fund may not invest more than 10% of its net assets in illiquid securities. Investment in illiquid securities involves the risk that, because of the lack of consistent market demand for such securities, a fund may be forced to sell them at a discount from the last offer price.

     Rule 144A Securities are Excluded from the Limitation on Illiquid Securities. Securities that are restricted as to resale but for which a ready market is available pursuant to an exemption provided by Rule 144A of the Securities Act of 1933 ("1933 Act") or other exemptions from the registration requirements of the 1933 Act may be excluded from the 10% and 15% limitations on illiquid securities. The Subadvisers decide, subject to the Trustees' oversight, whether securities sold according to Rule 144A are readily marketable for purposes of the Fund's investment restriction. The Subadvisers will also monitor the liquidity of Rule 144A securities held by the funds for which they are responsible. To the extent that Rule 144A securities held by a fund should become illiquid because of a lack of interest on the part of qualified institutional investors, the overall liquidity of the fund could be adversely affected.

     Section 4(2) Commercial Paper is Excluded from the Limitation on Illiquid Securities. The Money Market Fund may invest in commercial paper issued in reliance on the exemption from registration afforded by Section 4(2) of the 1933 Act. Section 4(2) commercial paper is restricted as to the disposition under Federal securities law, and is generally sold to institutional investors, such as the Fund, who agree that they are purchasing the paper for investment purposes and not with a view to public distribution. Any resale by the purchaser must be made in an exempt transaction. Section 4(2) commercial paper is normally resold to other institutional investors like the Money Market Fund through or with the assistance of the issuer or investment dealers who make a market in
Section 4(2) commercial paper, thus providing liquidity. The Money Market Fund's Subadviser believes that Section 4(2) commercial paper meets its criteria for liquidity and is quite liquid. The Money Market Fund intends, therefore, to treat Section 4(2) commercial paper as liquid and not subject to the investment limitation applicable to illiquid securities. The Money Market Fund's Subadviser will monitor the liquidity of 4(2) commercial paper held by the Money Market Fund, subject to the Trustees' oversight.

     5. SHORT SALES

     Certain of the funds may make short sales of securities or maintain a short position, provided that at all times when a short position is open the fund owns an equal amount of such securities or securities convertible into or exchangeable, without payment of any further consideration, for an equal amount of the securities of the same issuer as the securities sold short (a short sale "against-the-box").

     Certain of the funds may also sell a security it does not own in anticipation of a decline in the market value of that security (a "short sale"). To complete such a transaction, the fund must borrow the security to make delivery to the buyer. The fund is then obligated to replace the security borrowed by purchasing it at market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the fund. Until the security is replaced, the fund is required to pay the lender any dividends or interest which accrue during the period of the loan. To borrow the security, the fund also may be required to pay a premium, which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out. Until the fund replaces a borrowed security, the fund will segregate with its custodian cash or other liquid assets at such a level that (i) the amount segregated plus the amount deposited with the broker as collateral will equal the current value of the security sold short and (ii) the amount segregated plus the amount deposited with the broker as collateral will not be less than the market value of the security at the time it was sold short. The fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the fund replaced the borrowed security. The fund will realize a gain if the security declines in price between those dates. This result is the opposite of what one would expect from a cash purchase of a long position in a security. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium, dividends or interest the fund may be required to pay in connection with a short sale.

INVESTMENT IN OTHER INVESTMENT COMPANIES

     Certain of the funds may invest in shares of closed-end investment companies, unit investment trusts, and open-end investment companies. Investing in other investment companies involves substantially the same risks as investing directly in the underlying instruments, but the total return on such investments at the investment company-level may be reduced by the operating expenses and fees of such other investment companies, including advisory fees. Investments in certain types of investment companies, such as closed end investment companies, issue a fixed number of shares that trade on a stock exchange or may involve the payment of substantial premiums above the value of such investment companies' portfolio securities when traded over-the-counter or a discount to their net asset value. Others are continuously offered at net asset value, but may also be traded in the secondary market.

     The extent to which a fund can invest in securities of other investment companies is limited by federal securities laws.

     6. LOAN PARTICIPATIONS AND ASSIGNMENTS

     Certain of the funds may invest in loan participation or assignments. Loan participations are loans or other direct debt instruments which are interests in amounts owned by a corporate, governmental or other borrower to another party. They may represent amounts owed to lenders or lending syndicates to suppliers of goods or services, or to other parties. A fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing participations, a fund generally will have no right to enforce compliance by the borrower with the term of the loan agreement relating to loan, nor any rights of set-off against the borrower, and a fund may not directly benefit from any collateral supporting the loan in which it has purchased the participation. As a result, a fund will assume the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling a participation, a fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

     When a fund purchases assignments from lenders it will acquire direct rights against the borrower on the loan. However, because assignments are arranged through private negotiations between potential assignees and potential assignors, the rights and obligation acquired by a fund as the purchaser of an assignment may differ from, and be more limited than, those held by the assigning lender. Investments in loan participations and assignments present the possibility that a fund could be held liable as a co-lender under emerging legal theories of lender liability. In addition, if the loan is foreclosed, a fund could be part owner of any collateral and could bear the costs and liabilities of owning and disposing of the collateral. The funds anticipate that such securities could be sold only to a limited number of institutional investors. In addition, some loan participations and assignments may not be rated by major rating agencies and may not be protected by the securities laws.

RISK FACTORS

     The risks of investing in certain types of securities are described below. The value of an individual security or a particular type of security can be more volatile than the market as a whole and can perform differently than the value of the market as a whole.

NON-DIVERSIFIED FUNDS

     Definition of Non-Diversified. Any fund that is non-diversified is limited as to the percentage of its assets that may be invested in any one issuer, and as to the percentage of the outstanding voting securities of such issuer that may be owned, only by the fund's own investment restrictions. In contrast, a diversified fund may not invest more than five percent of its total assets in the securities, or own more than ten percent of the outstanding voting securities, of any one issuer.

     Risks. Since a non-diversified fund may invest a high percentage of its assets in the securities of a small number of companies, it may be affected more than a diversified fund by a change in the financial condition of any of these companies or by the financial markets' assessment of any of these companies.

EQUITY SECURITIES

     Equity securities include common, preferred and convertible preferred stocks and securities the values of which are tied to the price of stocks, such as rights, warrants and convertible debt securities. Common and preferred stocks represent equity ownership in a company. Stock markets are volatile. The price of equity securities will fluctuate and can decline and reduce the value of a portfolio investing in equities. The price of equity securities fluctuates based on changes in a company's financial condition and overall market and economic conditions. The value of equity securities purchased by a fund could decline if the financial condition of the companies the fund is invested in decline or if overall market and economic conditions deteriorate. Even funds that invest in high quality or "blue chip" equity securities or securities of established companies with large market capitalizations (which generally have strong financial characteristics) can be negatively impacted by poor overall market and economic conditions. Companies with large market capitalizations may also have less growth potential than smaller companies and may be able to react less quickly to change in the marketplace.

FIXED-INCOME SECURITIES

     Fixed-income securities are generally subject to two principal types of risks: (a) interest rate risk and (b) credit quality risk.

     Interest Rate Risk. Fixed-income securities are affected by changes in interest rates. When interest rates decline, the market value of the fixed-income securities generally can be expected to rise. Conversely, when interest rates rise, the market value of fixed-income securities generally can be expected to decline.

     Credit Quality Risk. Fixed-income securities are subject to the risk that the issuer of the security will not repay all or a portion of the principal borrowed and will not make all interest payments. If the credit quality of a fixed-income security deteriorates after a fund has purchased the security, the market value of the security may decrease and lead to a decrease in the value of the fund's investments. Funds that may invest in lower rated fixed-income securities are riskier than funds that may invest in higher rated fixed-income securities. Additional information on the risks of investing in investment grade fixed-income securities in the lowest rating category and lower rated fixed-income securities is set forth below.

INVESTMENT GRADE FIXED-INCOME SECURITIES IN THE LOWEST RATING CATEGORY

     Investment grade fixed-income securities in the lowest rating category (rated "Baa" by Moody's or "BBB" by Standard & Poor's and comparable unrated securities) involve a higher degree of risk than fixed-income securities in the higher rating categories. While such securities are considered investment grade quality and are deemed to have adequate capacity for payment of principal and interest, such securities lack outstanding investment characteristics and have speculative characteristics as well. For example, changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade securities.

LOWER RATED FIXED-INCOME SECURITIES

     Lower rated fixed-income securities are defined as securities rated below investment grade (rated "Ba" and below by Moody's and "BB" and below by Standard & Poor's). The principal risks of investing in these securities are as follows:

     General Risks

     - Risk to Principal and Income. Investing in lower rated fixed-income securities is considered speculative. While these securities generally provide greater income potential than investments in higher rated securities, there is a greater risk that principal and interest payments will not be made. Issuers of these securities may even go into default or become bankrupt.

     - Price Volatility. The price of lower rated fixed-income securities may be more volatile than securities in the higher rating categories. This volatility may increase during periods of economic uncertainty or change. The price of these securities is affected more than higher rated fixed-income securities by the market's perception of their credit quality especially during times of adverse publicity. In the past, economic downturns or an increase in interest rates have, at times, caused more defaults by issuers of these securities and may do so in the future. Economic downturns and increases in interest rates have an even greater affect on highly leveraged issuers of these securities.

     - Liquidity. The market for lower rated fixed-income securities may have more limited trading than the market for investment grade fixed-income securities. Therefore, it may be more difficult to sell these securities and these securities may have to be sold at prices below their market value in order to meet redemption requests or to respond to changes in market conditions.

     - Dependence on Subadviser's Own Credit Analysis. While a subadviser to a fund may rely on ratings by established credit rating agencies, it will also supplement such ratings with its own independent review of the credit quality of the issuer. Therefore, the assessment of the credit risk of lower rated fixed-income securities is more dependent on the subadviser's evaluation than the assessment of the credit risk of higher rated securities.

     Additional Risks Regarding Lower Rated Corporate Fixed-income Securities

Lower rated corporate debt securities (and comparable unrated securities) tend to be more sensitive to individual corporate developments and changes in economics conditions than higher-rated corporate fixed-income securities.

Issuers of lower rated corporate debt securities may also be highly leveraged, increasing the risk that principal and income will not be repaid.

     Additional Risks Regarding Lower Rated Foreign Government Fixed-income Securities

Lower rated foreign government fixed-income securities are subject to the risks of investing in emerging market countries described below under "Foreign Securities." In addition, the ability and willingness of a foreign government to make payments on debt when due may be affected by the prevailing economic and political conditions within the country. Emerging market countries may experience high inflation, interest rates and unemployment as well as exchange rate trade difficulties and political uncertainty or instability. These factors increase the risk that a foreign government will not make payments when due.

SMALL AND MEDIUM SIZE COMPANIES

Small or Unseasoned Companies

     - Survival of Small or Unseasoned Companies. Companies that are small or unseasoned (less than 3 years of operating history) are more likely than larger or established companies to fail or not to accomplish their goals. As a result, the value of their securities could decline significantly. These companies are less likely to survive since they are often dependent upon a small number of products, may have limited financial resources and a small management group.

     - Changes in Earnings and Business Prospects. Small or unseasoned companies often have a greater degree of change in earnings and business prospects than larger or established companies, resulting in more volatility in the price of their securities.

     - Liquidity. The securities of small or unseasoned companies may have limited marketability. This factor could cause the value of a fund's investments to decrease if it needs to sell such securities when there are few interested buyers.

     - Impact of Buying or Selling Shares. Small or unseasoned companies usually have fewer outstanding shares than larger or established companies. Therefore, it may be more difficult to buy or sell large amounts of these shares without unfavorably impacting the price of the security.

     - Publicly Available Information. There may be less publicly available information about small or unseasoned companies. Therefore, when making a decision to purchase a security for a fund, a subadviser may not be aware of problems associated with the company issuing the security.

Medium Size Companies

     - Investments in the securities of medium sized companies present risks similar to those associated with small or unseasoned companies although to a lesser degree due to the larger size of the companies.

FOREIGN SECURITIES

     The principal risks of investing in foreign securities are set forth below. As noted below, many of these risks are greater in the case of investments in emerging market countries.

     - Currency Fluctuations. Investments in foreign securities may cause a fund to lose money when converting investments from foreign currencies into U.S. dollars. A fund may attempt to lock in an exchange rate by purchasing a foreign currency exchange contract prior to the settlement of an investment in a foreign security. However, it may not always be successful in doing so and the fund could still lose money.

     - Political and Economic Conditions. Investments in foreign securities subject a fund to the political or economic conditions of the foreign country. These conditions could cause fund investments to lose value if these conditions deteriorate for any reason. This risk increases in the case of emerging market countries which are more likely to be politically unstable. Political instability could cause the value of any investment in the securities of an issuer based in a foreign country to decrease or could prevent or delay the fund from selling its investment and taking the money out of the country.

     - Removal of Proceeds of Investments from a Foreign Country. Foreign countries, especially emerging market countries, often have currency controls or restrictions which may prevent or delay a fund from taking money out of the country or may impose additional taxes on money removed from the country. Therefore, a fund could lose money if it is not permitted to remove capital from the country or if there is a delay in taking the assets out of the country, since the value of the assets could decline during this period or the exchange rate to convert the assets into U.S. dollars could worsen.

     - Nationalization of Assets. Investments in foreign securities subject a fund to the risk that the company issuing the security may be nationalized. If the company is nationalized, the value of the company's securities could decrease in value or even become worthless.

     - Settlement of Sales. Foreign countries, especially emerging market countries, may also have problems associated with settlement of sales. Such problems could cause the fund to suffer a loss if a security to be sold declines in value while settlement of the sale is delayed.

     - Investor Protection Standards. Foreign countries, especially emerging market countries, may have less stringent investor protection and disclosure standards than the U.S. Therefore, when making a decision to purchase a security for a fund, a subadviser may not be aware of problems associated with the company issuing the security and may not enjoy the same legal rights as those provided in the U.S.

INVESTMENT COMPANY SECURITIES

     Certain of the funds may invest in securities of other investment companies. The total return on such investments will be reduced by the operating expenses and fees of such other investment companies, including advisory fees. Investments in closed end funds may involve the payment of substantial premiums above the value of such investment companies' portfolio securities.

EXCHANGE TRADED FUNDS (ETFS)

     These are a type of investment company bought and sold on a securities exchange. An ETF represents a fixed portfolio of securities designed to track a particular market index. A fund could purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although lack of liquidity in an ETF could result in it being more volatile and ETFs have management fees which increase their costs.

STRIPPED SECURITIES

     Stripped securities are the separate income or principal components of a debt security. The risks associated with stripped securities are similar to those of other debt securities, although stripped securities may be more volatile, and the value of certain types of stripped securities may move in the same direction as interest rates. U.S. Treasury securities that have been stripped by a Federal Reserve Bank are obligations issued by the U.S. Treasury.

MORTGAGE-BACKED AND ASSET-BACKED SECURITIES

     Mortgage-Backed Securities. Mortgage-backed securities represent participating interests in pools of residential mortgage loans which are guaranteed by the U.S. Government, its agencies or instrumentalities. However, the guarantee of these types of securities relates to the principal and interest payments and not the market value of such securities. In addition, the guarantee only relates to the mortgage-backed securities held by the fund and not the purchase of shares of the fund.

     Mortgage-backed securities are issued by lenders such as mortgage bankers, commercial banks, and savings and loan associations. Such securities differ from conventional debt securities which provide for the periodic payment of interest in fixed amounts (usually semiannually) with principal payments at maturity or on specified dates. Mortgage-backed securities provide periodic payments which are, in effect, a "pass-through" of the interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans. A mortgage-backed security will mature when all the mortgages in the pool mature or are prepaid. Therefore, mortgage-backed securities do not have a fixed maturity, and their expected maturities may vary when interest rates raise or fall.

     When interest rates fall, homeowners are more likely to prepay their mortgage loans. An increased rate of prepayments on the fund's mortgage-backed securities will result in an unforeseen loss of interest income to the fund as the fund may be required to reinvest assets at a lower interest rate. Because prepayments increase when interest rates fall, the prices of mortgaged-backed securities do not increase as much as other fixed-income securities when interest rates fall.

     When interest rates rise, homeowners are less likely to prepay their mortgages loans. A decreased rate of prepayments lengthen the expected maturity of a mortgage-backed security. Therefore, the prices of mortgage-backed securities may decrease more than prices of other fixed-income securities when interest rates rise.

     The yield of mortgage-backed securities is based on the average life of the underlying pool of mortgage loans. The actual life of any particular pool may be shortened by unscheduled or early payments of principal and interest. Principal prepayments may result from the sale of the underlying property or the refinancing or foreclosure of underlying mortgages. The occurrence of prepayments is affected by a wide range of economic, demographic and social factors and, accordingly, it is not possible to accurately predict the average life of a particular pool. The actual prepayment experience of a pool of mortgage loans may cause the yield realized by the fund to differ from the yield calculated on the basis of the average life of the pool. In addition, if the fund purchases mortgage-backed securities at a premium, the premium may be lost in the event of early prepayment which may result in a loss to the fund.

     Prepayments tend to increase during periods of falling interest rates, while during periods of rising interest rates prepayments are likely to decline. Monthly interest payments received by the fund have a compounding effect which will increase the yield to shareholders as compared to debt obligations that pay interest semiannually. Because of the reinvestment of prepayments of principal at current rates, mortgage-backed securities may be less effective than Treasury bonds of similar maturity at maintaining yields during periods of declining interest rates. Also, although the value of debt securities may increase as interest rates decline, the value of these pass-through type of securities may not increase as much due to their prepayment feature.

     Collateralized Mortgage Obligations. The fund may invest in mortgage-backed securities called collateralized mortgage obligations (CMOs). CMOs are issued in separate classes with different stated maturities. As the mortgage pool experiences prepayments, the pool pays off investors in classes with shorter maturities first. By investing in CMOs, the fund may manage the prepayment risk of mortgage-backed securities. However, prepayments may cause the actual maturity of a CMO to be substantially shorter than its stated maturity.

     Asset-Backed Securities. Asset-backed securities include interests in pools of debt securities, commercial or consumer loans, or other receivables. The value of these securities depends on many factors, including changes in interest rates, the availability of information concerning the pool and its structure, the credit quality of the underlying assets, the market's perception of the servicer of the pool, and any credit enhancement provided. In addition, asset-backed securities have prepayment risks similar to mortgage-backed securities.

SECURITIES LINKED TO THE REAL ESTATE MARKET

     Investing in securities of companies in the real estate industry subjects a fund to the risks associated with the direct ownership of real estate. These risks include:

     -    Declines in the value of real estate;

     -    Risks related to general and local economic conditions;

     -    Possible lack of availability of mortgage funds;

     -    Overbuilding;

     -    Extended vacancies of properties;

     -    Increased competition;

     -    Increases in property taxes and operating expenses;

     -    Change in zoning laws;

     - Losses due to costs resulting from the clean-up of environmental problems;

     - Liability to third parties for damages resulting from environmental problems;

     -    Casualty or condemnation losses;

     -    Limitations on rents;

     - Changes in neighborhood values and the appeal of properties to tenants; and

     -    Changes in interest rates.

     Therefore, for a fund investing a substantial amount of its assets in securities of companies in the real estate industry, the value of the fund's shares may change at different rates compared to the value of shares of a fund with investments in a mix of different industries.

     Securities of companies in the real estate industry include REITs including Equity REITs and Mortgage REITs. Equity REITs may be affected by changes in the value of the underlying property owned by the trusts, while

Mortgage REITs may be affected by the quality of any credit extended. Further, Equity and Mortgage REITs are dependent upon management skills and generally may not be diversified. Equity and Mortgage REITs are also subject to heavy cash flow dependency, defaults by borrowers and self-liquidations. In addition, Equity and Mortgage REITs could possibly fail to qualify for tax free pass-through of income under the Internal Revenue Code of 1986, as amended, or to maintain their exemptions form registration under the 1940 Act. The above factors may also adversely affect a borrower's or a lessee's ability to meet its obligations to the REIT. In the event of a default by a borrower or lessee, the REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments.

     In addition, even the larger REITs in the industry tend to be small to medium-sized companies in relation to the equity markets as a whole. See "Small and Medium Size Companies" above for a discussion of the risks associated with invests in these companies.

INDUSTRY OR SECTOR INVESTING

     When a fund's investments are concentrated in a particular industry or sector of the economy, they are not as diversified as the investments of most mutual funds and are far less diversified than the broad securities markets. This means that concentrated funds tend to be more volatile than other mutual funds, and the values of their investments tend to go up and down more rapidly. In addition, a fund which invests in a particular industry or sector is particularly susceptible to the impact of market, economic, regulatory and others factors affecting that industry or sector.

     Internet-Related Investments. The value of companies engaged in Internet-related activities, which is a developing industry, is particularly vulnerable to (a) rapidly changing technology, (b) extensive government regulation and (c) relatively high risk of obsolescence caused by scientific and technological advances. In addition, companies engaged in Internet-related activities are difficult to value and many have high share prices relative to their earnings which they may not be able to maintain over the long-term. Moreover, many Internet companies are not yet profitable and will need additional financing to continue their operations. There is no guarantee that such financing will be available when needed. Since many internet companies are start-up companies, the risks associated with investing in small companies are heightened for these companies. Any fund that invests a significant portion of its assets in Internet-related companies should be considered extremely risky even as compared to other funds that invest primarily in small company securities.

     Financial Services Industry. A fund investing principally in securities of companies in the financial services industry is particularly vulnerable to events affecting that industry. Companies in the financial services industry include commercial and industrial banks, savings and loan associations and their holding companies, consumer and industrial finance companies, diversified financial services companies, investment banking, securities brokerage and investment advisory companies, leasing companies and insurance companies.

     Banking. Commercial banks (including "money center" regional and community banks), savings and loan associations and holding companies of the foregoing are especially subject to adverse effects of volatile interest rates, concentrations of loans in particular industries (such as real estate or energy) and significant competition. The profitability of these businesses is to a significant degree dependent upon the availability and cost of capital funds. Economic conditions in the real estate market may have a particularly strong effect on certain banks and savings associations. Commercial banks and savings associations are subject to extensive federal and, in many instances, state regulation. Neither such extensive regulation nor the federal insurance of deposits ensures the solvency or profitability of companies in this industry, and there is no assurance against losses in securities issued by such companies.

     Insurance. Insurance companies are particularly subject to government regulation and rate setting, potential anti-trust and tax law changes, and industry-wide pricing and competition cycles. Property and casualty insurance companies may also be affected by weather and other catastrophes. Life and health insurance companies may be affected by mortality and morbidity rates, including the effects of epidemics. Individual insurance companies may be exposed to reserve inadequacies, problems in investment portfolios (for example, due to real estate or "junk" bond holdings) and failures of reinsurance carriers.

     Other Financial Services Companies. Many of the investment considerations discussed in connection with banks and insurance also apply to financial services companies. These companies are all subject to extensive regulation, rapid business changes, volatile performance dependent upon the availability and cost of capital and prevailing interest rates and significant competition. General economic conditions significantly affect these companies. Credit and other losses resulting from the financial difficulty of borrowers or other third parties have a potentially adverse effect on companies in this industry. Investment banking, securities brokerage and investment advisory companies are particularly subject to government regulation and the risks inherent in securities trading and underwriting activities.

     Telecommunications. Companies in the telecommunications sector are subject to the additional risks of rapid obsolescence, lack of standardization or compatibility with existing technologies, an unfavorable regulatory environment, and a dependency on patent and copyright protection. The prices of the securities of companies in the telecommunications sector may fluctuate widely due to both federal and state regulations governing rates of return and services that may be offered, fierce competition for market share, and competitive challenges in the U.S. from foreign competitors engaged in strategic joint ventures with U.S. companies, and in foreign markets from both U.S. and foreign competitors. In addition, recent industry consolidation trends may lead to increased regulation of telecommunications companies in their primary markets.

     Health Sciences. Companies in this sector are subject to the additional risks of increased competition within the health care industry, changes in legislation or government regulations, reductions in government funding, product liability or other litigation and the obsolescence of popular products. The prices of the securities of heath sciences companies may fluctuate widely due to government regulation and approval of their products and services, which may have a significant effect on their price and availability. In addition, the types of products or services produced or provided by these companies may quickly become obsolete. Moreover, liability for products that are later alleged to be harmful or unsafe may be substantial and may have a significant impact on a company's market value or share price.

INITIAL PUBLIC OFFERINGS (IPOS)

     Certain funds may invest a portion of their assets in shares of IPOs. IPOs may have a magnified impact on the performance of a fund with a small asset base. The impact of IPOs on a fund's performance likely will decrease as the fund's asset size increases, which could reduce the fund's returns. IPOs may not be consistently available to a fund for investing, particularly as the fund's asset base grows. IPO shares frequently are volatile in price due to the absence of a prior public market, the small number of shares available for trading and limited information about the issuer. Therefore, a fund may hold IPO shares for a very short period of time. This may increase the turnover of a fund and may lead to increased expenses for a fund, such as commissions and transaction costs. In addition, IPO shares can experience an immediate drop in value if the demand for the securities does not continue to support the offering price.

U.S. GOVERNMENT SECURITIES

     Certain of the funds may invest in U.S. government securities issued or guaranteed by the U.S. government or by an agency or instrumentality of the U.S. government. Not all U.S. government securities are backed by the full faith and credit of the United States. Some are supported only by the credit of the issuing agency or instrumentality which depends entirely on its own resources to repay the debt. U.S. government securities that are backed by the full faith and credit of the United States include U.S. Treasuries and mortgage-backed securities guaranteed by the Government National Mortgage Association. Securities that are only supported by the credit of the issuing agency or instrumentality include the Federal National Mortgage Association ("Fannie Mae"), the Federal Home Loan Banks ("FHLBs") and the Federal Home Loan Mortgage Corporation ("Freddie Mac").

HIGH YIELD (HIGH RISK) SECURITIES

     The following discussion supplements the disclosure regarding the risks of investing in non-investment grade securities.

     GENERAL. Certain of the funds may invest in high yield (high risk) securities. High yield securities are those rated below investment grade and comparable unrated securities. These securities offer yields that fluctuate over time, but generally are superior to the yields offered by higher rated securities. However, securities rated below investment grade also have greater risks than higher rated securities as described below.

     Interest Rate Risk. To the extent a fund invests primarily in fixed-income securities, the net asset value of the fund's shares can be expected to change as general levels of interest rates fluctuate. However, the market values of securities rated below investment grade (and comparable unrated securities) tend to react less to fluctuations in interest rate levels than do those of higher-rated securities. Except to the extent that values are affected independently by other factors (such as developments relating to a specific issuer) when interest rates decline, the value of a fixed-income fund generally rise. Conversely, when interest rates rise, the value of a fixed-income fund will decline.

     Liquidity. The secondary markets for high yield corporate and sovereign debt securities are not as liquid as the secondary markets for investment grade securities. The secondary markets for high yield debt securities are concentrated in relatively few market makers and participants are mostly institutional investors. In addition, the trading volume for high yield debt securities is generally lower than for investment grade securities. Furthermore, the secondary markets could contract under adverse market or economic conditions independent of any specific adverse changes in the condition of a particular issuer.

     These factors may have an adverse effect on the ability of funds investing in high yield securities to dispose of particular portfolio investments. These factors also may limit the funds from obtaining accurate market quotations to value securities and calculate net asset value. If a fund investing in high yield debt securities is not able to obtain precise or accurate market quotations for a particular security, it will be more difficult for the Trustees to value that fund's investments. Therefore the Trustees may have to use a greater degree of judgment in making such valuations.

     Less liquid secondary markets may also affect a fund's ability to sell securities at their fair value. Each fund may invest up to 15% (10% in the case of the Money Market Fund) of its net assets, measured at the time of investment, in illiquid securities. These securities may be more difficult to value and to sell at fair value. If the secondary markets for high yield debt securities are affected by adverse economic conditions, the proportion of a fund's assets invested in illiquid securities may increase.

     NON-INVESTMENT GRADE CORPORATE DEBT SECURITIES. While the market values of securities rated below investment grade (and comparable unrated securities) tend to react less to fluctuations in interest rate levels than do those of higher-rated securities, the market values of non-investment grade corporate debt securities tend to be more sensitive to individual corporate developments and changes in economic conditions than higher-rated securities.

     In addition, these securities generally present a higher degree of credit risk. Issuers of these securities are often highly leveraged and may not have more traditional methods of financing available to them. Therefore, their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired. The risk of loss due to default by such issuers is significantly greater than with investment grade securities because such securities generally are unsecured and frequently are subordinated to the prior payment of senior indebtedness.

     NON-INVESTMENT GRADE FOREIGN SOVEREIGN DEBT SECURITIES. Investing in non-investment grade foreign sovereign debt securities will expose funds to the consequences of political, social or economic changes in the developing and emerging market countries that issue the securities. The ability and willingness of sovereign obligors in these countries to pay principal and interest on such debt when due may depend on general economic and political conditions within the relevant country. Developing and emerging market countries have historically experienced (and may continue to experience) high inflation and interest rates, exchange rate trade difficulties, extreme poverty and unemployment. Many of these countries are also characterized by political uncertainty or instability.

     THE ABILITY OF A FOREIGN SOVEREIGN OBLIGOR TO MAKE TIMELY PAYMENTS ON ITS EXTERNAL DEBT OBLIGATIONS WILL ALSO BE STRONGLY INFLUENCED BY:

     -    the obligor's balance of payments, including export performance,

     -    the obligor's access to international credits and investments,

     -    fluctuations in interest rates, and

     -    the extent of the obligor's foreign reserves.

     Obligor's Balance of Payments. A country whose exports are concentrated in a few commodities or whose economy depends on certain strategic imports could be vulnerable to fluctuations in international prices of these commodities or imports. To the extent that a country receives payment for its exports in currencies other than dollars, its ability to make debt payments denominated in dollars could be adversely affected.

     Obligor's Access to International Credits and Investments. If a foreign sovereign obligor cannot generate sufficient earnings from foreign trade to service its external debt, it may need to depend on continuing loans and aid from foreign governments, commercial banks, and multilateral organizations, and inflows of foreign investment. The commitment on the part of these entities to make such disbursements may be conditioned on the government's implementation of economic reforms and/or economic performance and the timely service of its obligations. Failure in any of these efforts may result in the cancellation of these third parties' lending commitments, thereby further impairing the obligor's ability or willingness to service its debts on time.

     Obligor's Fluctuations in Interest Rates. The cost of servicing external debt is generally adversely affected by rising international interest rates since many external debt obligations bear interest at rates which are adjusted based upon international interest rates.

     Obligor's Foreign Reserves. The ability to service external debt will also depend on the level of the relevant government's international currency reserves and its access to foreign exchange. Currency devaluations may affect the ability of a sovereign obligor to obtain sufficient foreign exchange to service its external debt.

     The Consequences of a Default. As a result of the previously listed factors, a governmental obligor may default on its obligations. If a default occurs, the fund holding foreign sovereign debt securities may have limited legal recourse against the issuer and/or guarantor. Remedies must, in some cases, be pursued in the courts of the defaulting party itself, and the ability of the holder of the foreign sovereign debt securities to obtain recourse may be subject to the political climate in the relevant country. In addition, no assurance can be given that the holders of commercial bank debt will not contest payments to the holders of other foreign sovereign debt obligations in the event of default under their commercial bank loan agreements.

     Sovereign obligors in developing and emerging countries are among the world's largest debtors to commercial banks, other governments, international financial organizations and other financial institutions. These obligors have in the past experienced substantial difficulties in servicing their external debt obligations. This difficulty has led to defaults on certain obligations and the restructuring of certain indebtedness. Restructuring arrangements have included, among other things:

     - reducing and rescheduling interest and principal payments by negotiating new or amended credit agreements or converting outstanding principal and unpaid interest to Brady Bonds, and

     -    obtaining new credit to finance interest payments.

     Holders of certain foreign sovereign debt securities may be requested to participate in the restructuring of such obligations and to extend further loans to their issuers. There can be no assurance that the Brady Bonds and other foreign sovereign debt securities in which the funds may invest will not be subject to similar restructuring arrangements or to requests for new credit which may adversely affect a fund's holdings. Furthermore, certain participants in the secondary market for such debt may be directly involved in negotiating the terms of these arrangements and may therefore have access to information not available to other market participants.

          Securities in the Lowest Rating Categories. Certain debt securities in which the funds may invest may have (or be considered comparable to securities having) the lowest ratings for non-subordinated debt instruments assigned by Moody's or Standard & Poor's. These securities are rated Caa or lower by Moody's or CCC or lower by Standard & Poor's. These securities are considered to have the following characteristics:

     - extremely poor prospects of ever attaining any real investment standing,

     -    current identifiable vulnerability to default,

     - unlikely to have the capacity to pay interest and repay principal when due in the event of adverse business, financial or economic conditions,

     - are speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations, and/or

     -    are default or not current in the payment of interest or principal.

Accordingly, it is possible that these types of characteristics could, in certain instances, reduce the value of securities held by a fund with a commensurate effect on the value of the fund's shares.

HEDGING AND OTHER STRATEGIC TRANSACTIONS

     Individual funds may be authorized to use a variety of investment strategies primarily for hedging purposes, including hedging various market risks (such as interest rates, currency exchange rates and broad or specific market movements), and managing the effective maturity or duration of debt instruments held by the funds (such investment strategies and transactions are referred to as "Hedging and Other Strategic Transactions"). These strategies may also be used to gain exposure to a particular securities market. The description in the Prospectus of each fund indicates which, if any, of these types of transactions may be used by the funds.

     A detailed discussion of Hedging and Other Strategic Transactions follows. No fund that is authorized to use any of these investment strategies will be obligated to pursue any of the strategies and no fund makes any representation as to the availability of these techniques at this time or at any time in the future. In addition, a fund's ability to pursue certain of these strategies may be limited by the Commodity Exchange Act, as amended, applicable rules and regulations of the CFTC thereunder and U.S. Federal income tax considerations.

GENERAL CHARACTERISTICS OF OPTIONS

     Put options and call options typically have similar structural characteristics and operational mechanics regardless of the underlying instrument on which they are purchased or sold. Thus, the following discussion relates to each of the particular types of options discussed in greater detail below. In addition, many Hedging and Other Strategic Transactions involving options require segregation of portfolio assets in special accounts, as described below under "Use of Segregated and Other Special Accounts."

     Put Options. A put option gives the purchaser of the option, upon payment of a premium, the right to sell (and the writer the obligation to buy) the underlying security, commodity, index, currency or other instrument at the exercise price. A fund's purchase of a put option on a security, for example, might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value of such instrument by giving the fund the right to sell the instrument at the option exercise price.

     If and to the extent authorized to do so, a fund may purchase and sell put options on securities (whether or not it holds the securities in its portfolio) and on securities indices, currencies and futures contracts. A fund will not sell put options if, as a result, more than 50% of the fund's assets would be required to be segregated to cover its potential obligations under put options other than those with respect to futures contracts.

          Risk of Selling Put Options. In selling put options, a fund faces the risk that it may be required to buy the underlying security at a disadvantageous price above the market price.

     Call Options. A call option, upon payment of a premium, gives the purchaser of the option the right to buy (and the seller the obligation to sell) the underlying instrument at the exercise price. A fund's purchase of a call option on an underlying instrument might be intended to protect the fund against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase the instrument. An "American" style put or call option may be exercised at any time during the option period, whereas a "European" style put or call option may be exercised only upon expiration or during a fixed period prior to expiration.

          Partial Hedge or Income to the Fund. If a fund sells a call option, the premium that it receives may serve as a partial hedge, to the extent of the option premium, against a decrease in the value of the underlying securities or instruments held by the fund or will increase the fund's income. Similarly, the sale of put options can also provide fund gains.

          Covering of Options. All call options sold by a fund must be "covered" (that is, the fund must own the securities or futures contract subject to the call or must otherwise meet the asset segregation requirements described below for so long as the call is outstanding).

          Risk of Selling Call Options. Even though a fund will receive the option premium to help protect it against loss, a call option sold by the fund will expose the fund during the term of the option to possible loss of the opportunity to sell the underlying security or instrument with a gain.

     Exchange-listed Options. Exchange-listed options are issued by a regulated intermediary such as the Options Clearing Corporation ("OCC"), which guarantees the performance of the obligations of the parties to the options. The discussion below uses the OCC as an example, but is also applicable to other similar financial intermediaries.

     OCC-issued and exchange-listed options, with certain exceptions, generally settle by physical delivery of the underlying security or currency, although in the future, cash settlement may become available. Index options and Eurodollar instruments (which are described below under "Eurodollar Instruments") are cash settled for the net amount, if any, by which the option is "in-the-money" at the time the option is exercised. "In-the-money" means the amount by which the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option.

     A fund's ability to close out its position as a purchaser or seller of an OCC-issued or exchange-listed put or call option is dependent, in part, upon the liquidity of the particular option market. Among the possible reasons for the absence of a liquid option market on an exchange are:

     -    insufficient trading interest in certain options,

     -    restrictions on transactions imposed by an exchange,

     - trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities, including reaching daily price limits,

     -    interruption of the normal operations of the OCC or an exchange,

     - inadequacy of the facilities of an exchange or the OCC to handle current trading volume, or

     - a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although any such outstanding options on that exchange would continue to be exercisable in accordance with their terms.

     The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that would not be reflected in the corresponding option markets.

     OTC Options. Over-the-counter ("OTC") options are purchased from or sold to counterparties such as securities dealers, financial institutions through direct bilateral agreement with the counterparty. In contrast to exchange-listed options, which generally have standardized terms and performance mechanics, all of the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guaranties and security, are determined by negotiation of the parties. It is anticipated that any fund authorized to use OTC options will generally only enter into OTC options that have cash settlement provisions, although it will not be required to do so.

     Unless the parties provide for it, no central clearing or guaranty function is involved in an OTC option. As a result, if a counterparty fails to make or take delivery of the security, currency or other instrument underlying an OTC option it has entered into with a fund or fails to make a cash settlement payment due in accordance with the terms of that option, the fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Thus, the Subadviser must assess the creditworthiness of each such counterparty or any guarantor or credit enhancement of the counterparty's credit to determine the likelihood that the terms of the OTC option will be met. A fund will enter into OTC option transactions only with U.S. Government securities dealers recognized by the Federal Reserve Bank of New York as "primary dealers," or broker-dealers, domestic or foreign banks, or other financial institutions that are deemed creditworthy by the Subadviser. In the absence of a change in the current position of the staff of the SEC, OTC options purchased by a fund and the amount of the fund's obligation pursuant to an OTC option sold by the fund (the cost of the sell-back plus the in-the-money amount, if any) or the value of the assets held to cover such options will be deemed illiquid.

     Types of Options That May Be Purchased. If and to the extent authorized to do so, a fund may purchase and sell call options on securities indices, currencies, and futures contracts, as well as and on Eurodollar instruments that are traded on U.S. and foreign securities exchanges and in the OTC markets.

     Each fund reserves the right to invest in options on instruments and indices which may be developed in the future to the extent consistent with applicable law, the fund's investment objective and the restrictions set forth herein.

GENERAL CHARACTERISTICS OF FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS

     If and to the extent authorized to do so, a fund may trade financial futures contracts (including stock index futures contracts which are described below) or purchase or sell put and call options on those contracts for the following purposes:

     - as a hedge against anticipated interest rate, currency or market changes,

     -    for duration management,

     -    for risk management purposes,

     -    to gain exposure to a securities market.

Futures contracts are generally bought and sold on the commodities exchanges where they are listed with payment of initial and variation margin as described below. The sale of a futures contract creates a firm obligation by a fund, as seller, to deliver to the buyer the specific type of financial instrument called for in the contract at a specific future time for a specified price (or, with respect to certain instruments, the net cash amount). Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract and obligates the seller to deliver that position.

     Use Will Be Consistent with Applicable Regulatory Requirements. A fund's use of financial futures contracts and options thereon will in all cases be consistent with applicable regulatory requirements and in particular with the rules and regulations of the CFTC and will be entered into primarily for bona fide hedging, risk management (including duration management) or to attempt to increase income or gains.

     Margin. Maintaining a futures contract or selling an option on a futures contract will typically require a fund to deposit with a financial intermediary, as security for its obligations, an amount of cash or other specified assets ("initial margin") that initially is from 1% to 10% of the face amount of the contract (but may be higher in some circumstances). Additional cash or assets ("variation margin") may be required to be deposited thereafter daily as the mark-to-market value of the futures contract fluctuates. The purchase of an option on a financial futures contract involves payment of a premium for the option without any further obligation on the part of a fund. If a fund exercises an option on a futures contract it will be obligated to post initial margin (and potentially variation margin) for the resulting futures position just as it would for any futures position.

     Settlement. Futures contracts and options thereon are generally settled by entering into an offsetting transaction, but no assurance can be given that a position can be offset prior to settlement or that delivery will occur.

     Value of Futures Contracts Sold by a Fund. The value of all futures contracts sold by a fund (adjusted for the historical volatility relationship between such fund and the contracts) will not exceed the total market value of the fund's securities.

STOCK INDEX FUTURES

     Definition. A stock index futures contract (an "Index Future") is a contract to buy a certain number of units of the relevant index at a specified future date at a price agreed upon when the contract is made. A unit is the value at a given time of the relevant index.

     Uses of Index Futures. Below are some examples of how Index Futures may be used:

     - In connection with a fund's investment in common stocks, a fund may invest in Index Futures while the Subadviser seeks favorable terms from brokers to effect transactions in common stocks selected for purchase.

     - A fund may also invest in Index Futures when a subadviser believes that there are not enough attractive common stocks available to maintain the standards of diversity and liquidity set for the fund's pending investment in such stocks when they do become available.

     - Through the use of Index Futures, a fund may maintain a pool of assets with diversified risk without incurring the substantial brokerage costs which may be associated with investment in multiple issuers. This may permit a fund to avoid potential market and liquidity problems (e.g., driving up or forcing down the price by quickly purchasing or selling shares of a portfolio security) which may result from increases or decreases in positions already held by a fund.

     - A fund may also invest in Index Futures in order to hedge its equity positions.

     Hedging and Other Strategic Transactions involving futures contracts and options on futures contracts will be purchased, sold or entered into primarily for bona fide hedging, risk management or appropriate fund management purposes including gaining exposure to a particular securities market. None of the funds will act as a "commodity pool" (i.e., a pooled investment vehicle which trades in commodity futures contracts and options thereon and the operator of which is registered with the CFTC).

OPTIONS ON SECURITIES INDICES AND OTHER FINANCIAL INDICES

     If and to the extent authorized to do so, a fund may purchase and sell call and put options on securities indices and other financial indices ("Options on Financial Indices"). In so doing, the fund can achieve many of the same objectives it would achieve through the sale or purchase of options on individual securities or other instruments.

     Description of Options on Financial Indices. Options on Financial Indices are similar to options on a security or other instrument except that, rather than settling by physical delivery of the underlying instrument, Options on Financial Indices settle by cash settlement. Cash settlement means that the holder has the right to receive, upon exercise of the option, an amount of cash if the closing level of the index upon which the option is based exceeds, in the case of a call (or is less than, in the case of a put) the exercise price of the option. This amount of cash is equal to the excess of the closing price of the index over the exercise price of the option, which also may be multiplied by a formula value. The seller of the option is obligated to make delivery of this amount. The gain or loss on an option on an index depends on price movements in the instruments comprising the market or other composite on which the underlying index is based, rather than price movements in individual securities, as is the case for options on securities. In the case of an OTC option, physical delivery may be used instead of cash settlement.

YIELD CURVE OPTIONS

     Certain of the funds may also enter into options on the "spread," or yield differential, between two fixed income securities, in transactions referred to as "yield curve" options. In contract to other types of options, a yield curve option is based on the difference between the yields of designated securities, rather than the prices of the individual securities, and is settled through cash payments. Accordingly, a yield curve option is profitable to the holder if this differential widens (in the case of a call) or narrows (in the case of a put), regardless of whether the yields of the underlying securities increase or decrease.

     Yield curve options may be used for the same purposes as other options on securities. Specifically, a fund may purchase or write such options for hedging purposes. For example, a fund may purchase a call option on the yield spread between two securities, if it owns one of the securities and anticipates purchasing the other security and wants to hedge against an adverse change in the yield spread between the two securities. The fund may also purchase or write yield curve options for other than hedging purposes (i.e., in an effort to increase its current income) if, in the judgment of the subadviser, the fund will be able to profit from movements in the spread between the yields of the underlying securities. The trading of yield curve options is subject to all of the risks associated with the trading of other types of options. In addition, however, such options present risk of loss even if the yield of one of the underlying securities remains constant, if the spread moves in a direction or to an extent which was not anticipated. Yield curve options written by a fund will be "covered." A call (or put) option is covered if the fund holds another call (or put) option on the spread between the same two securities and owns liquid and unencumbered assets sufficient to cover the fund's net liability under the two options. Therefore, a fund's liability for such a covered option is generally limited to the difference between the amount of the fund's liability under the option written by the fund less the value of the option held by the fund. Yield curve options may also be covered in such other manner as may be in accordance with the requirements of the counterparty with which the option is traded and applicable laws and regulations. Yield curve options are traded over-the-counter.

CURRENCY TRANSACTIONS

     If and to the extent authorized to do so, a fund may engage in currency transactions with counterparties to hedge the value of portfolio securities denominated in particular currencies against fluctuations in relative value. Currency transactions include:

     -    forward currency contracts,

     -    exchange-listed currency futures contracts and options thereon,

     -    exchange-listed and OTC options on currencies, and

     -    currency swaps.

A forward currency contract involves a privately negotiated obligation to purchase or sell (with delivery generally required) a specific currency at a future date at a price set at the time of the contract. A currency swap is an agreement to exchange cash flows based on the notional difference among two or more currencies and operates similarly to an interest rate swap, which is described below under "Swaps, Caps, Floors and Collars." A fund may enter into currency transactions only with counterparties that are deemed creditworthy by the subadviser.

     A fund's dealings in forward currency contracts and other currency transactions such as futures contracts, options, options on futures contracts and swaps will be limited to hedging and similar purposes, including transaction hedging, position hedging, cross hedging and proxy hedging. A fund may also use foreign currency options and foreign currency forward contracts to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuation from one country to another. A fund will not enter into a transaction to hedge currency exposure to an extent greater, after netting all transactions intended wholly or partially to offset other transactions, than the aggregate market value (at the time of entering into the transaction) of the securities held by the fund that are denominated, exposed to or generally quoted in or currently convertible into the currency, other than with respect to proxy hedging as described below.

     Transaction Hedging. Transaction hedging is entering into a currency transaction with respect to specific assets or liabilities of a fund, which will generally arise in connection with the purchase or sale of the portfolio's securities or the receipt of income from them.

     Position Hedging. Position hedging is entering into a currency transaction with respect to fund securities positions denominated or generally quoted in that currency.

     Cross Hedging. A fund may cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to increase or decline in value relative to other currencies to which the fund has or in which the fund expects to have exposure.

     Proxy Hedging. To reduce the effect of currency fluctuations on the value of existing or anticipated holdings of its securities, a fund may also engage in proxy hedging. Proxy hedging is often used when the currency to which a fund's holdings are exposed is generally difficult to hedge or specifically difficult to hedge against the dollar. Proxy hedging entails entering into a forward contract to sell a currency, the changes in the value of which are generally considered to be linked to a currency or currencies in which some or all of a fund's securities are or are expected to be denominated, and to buy dollars. The amount of the contract would not exceed the market value of the fund's securities denominated in linked currencies.

     Risk of Currency Transactions. Currency transactions are subject to risks different from other fund transactions, as discussed below under "Risk Factors." If a fund enters into a currency hedging transaction, the fund will comply with the asset segregation requirements described below under "Use of Segregated and Other Special Accounts."

COMBINED TRANSACTIONS

     To the extent authorized to do so, a fund may enter into multiple transactions, including multiple options transactions, multiple futures transactions, multiple currency transactions (including forward currency contracts), multiple interest rate transactions and any combination of futures, options, currency and interest rate transactions. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although a fund will normally enter into combined transactions to reduce risk or otherwise more effectively achieve the desired fund management goal, it is possible that the combination will instead increase the risks or hinder achievement of the fund's objective.

SWAPS, CAPS, FLOORS AND COLLARS

     Among the Hedging and Other Strategic Transactions into which a fund may be authorized to enter are (a) interest rate, currency and index swaps and (b) the purchase or sale of related caps, floors and collars and other derivatives. A fund will enter into these transactions primarily:

     - to preserve a return or spread on a particular investment or portion of its portfolio,

     -    to protect against currency fluctuations,

     - to protect against any increase in the price of securities a fund anticipates purchasing at a later date, or

     -    as a duration management technique.

A fund will use these transactions primarily for hedging purposes and will not sell interest rate caps or floors if it does not own securities or other instruments providing the income the fund may be obligated to pay.

     Swaps are entered into in an attempt to obtain a particular return when it is considered desirable to do so, possibly at a lower cost to the fund than if the fund had invested directly in an instrument that yielded that desired return. Swap agreements are two party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or "swapped" between the parties are generally calculated with respect to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a "basket" of securities representing a particular index.

     For purposes of applying each fund's investment policies and restrictions, swap agreements are generally valued by the fund at market value. In the case of a credit default swap sold by a fund (i.e., where the fund is selling credit default protection), however, the fund will generally value the swap at its notional amount. The manner in which certain securities or other instruments are valued by the funds for purposes of applying investment policies and restriction may differ from the manner in which those investment are valued by other types of investors.

     Interest Rate Swaps. Interest rate swaps involve the exchange by a fund with another party of respective commitments to pay or receive interest (for example, an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal).

     Currency Swaps. A currency swap is an agreement to exchange cash flows on a stated amount based on changes in the values of the reference indices.

     Caps. The purchase of a cap entitles the purchaser to receive payments on a stated principal amount from the party selling the cap to the extent that a specified index exceeds a predetermined interest rate.

     Floors. The purchase of a floor entitles the purchaser to receive payments on a stated principal amount from the party selling the floor to the extent that a specific index falls below a predetermined interest rate or amount.

     Interest Rate Floors. The purchase of an interest rate floor entitles the purchaser to receive payments of interest on a stated principal amount from the party selling the interest rate floor to the extent that a specified index falls below a predetermined interest rate or amount.

     Collar. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates or values.

     1940 Act Considerations. A fund will usually enter into interest rate swaps on a net basis. A net basis means that the two payment streams are netted out in a cash settlement on the payment date(s) specified in the instrument, with the fund receiving (or paying, if applicable) only the net amount of the two payments. Obligations under swap agreements covered with sufficient segregated assets will not be construed to be "senior securities" for purposes of the fund's investment restriction concerning senior securities.

     Counterparties to these Transactions. A fund will not enter into any swap, cap, floor, collar or other derivative transaction unless the counterparty is deemed creditworthy by the Subadviser. If a counterparty defaults, a fund may have contractual remedies pursuant to the agreements related to the transaction.

     Liquidity. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps, floors and collars are generally less liquid than swaps.

     The liquidity of swap agreements will be determined by a Subadviser based on various factors, including:

     -    the frequency of trades and quotations,

     -    the number of dealers and prospective purchasers in the marketplace,

     -    dealer undertakings to make a market,

     - the nature of the security (including any demand or tender features), and

     - the nature of the marketplace for trades (including the ability to assign or offset a fund's rights and obligations relating to the investment).

Such determination will govern whether a swap will be deemed to be within the 15% restriction on investments in securities that are not readily marketable.

     Each fund will maintain cash and appropriate liquid assets in a segregated custodial account to cover its current obligations under swap agreements. If a fund enters into a swap agreement on a net basis, it will segregate assets with a daily value at least equal to the excess, if any, of the fund's accrued obligations under the swap agreement over the accrued amount the fund is entitled to receive under the agreement. If a fund enters into a swap agreement on other than a net basis, it will segregate assets with a value equal to the full amount of the fund's accrued obligations under the agreement. See also, "Use of Segregated and Other Special Accounts."

EURODOLLAR INSTRUMENTS

     To the extent authorized to do so, a fund may make investments in Eurodollar instruments, which are typically dollar-denominated futures contracts or options on those contracts that are linked to the LIBOR. In addition, foreign currency denominated instruments are available from time to time. Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. A fund might use Eurodollar futures contracts and options thereon to hedge against changes in LIBOR, to which many interest rate swaps and fixed income instruments are linked.

RISK FACTORS

     Hedging and Other Strategic Transactions have special risks associated with them, including:

     -    possible default by the counterparty to the transaction,

     - markets for the securities used in these transactions could be illiquid,

     - to the extent the Subadviser's assessment of market movements is incorrect, the risk that the use of the Hedging and Other Strategic Transactions could result in losses to the fund.

     Losses resulting from the use of Hedging and Other Strategic Transactions will reduce a fund's net asset value, and possibly income. Losses can be greater than if Hedging and Other Strategic Transactions had not been used.

     Options and Futures Transactions

     Options transactions are subject to the following additional risks:

     - Option transactions could force the sale or purchase of fund securities at inopportune times or for prices higher than current market values (in the case of put options) or lower than current market values (in the case of call options), or could cause a fund to hold a security it might otherwise sell (in the case of a call option).

     - Options markets could become illiquid in some circumstances and certain over-the-counter options could have no markets. As a result, in certain markets, a fund might not be able to close out a transaction without incurring substantial losses.

     Futures transactions are subject to the following additional risks:

     - The degree of correlation between price movements of futures contracts and price movements in the related securities position of a fund could create the possibility that losses on the hedging instrument are greater than gains in the value of the fund's position.

     - Futures markets could become illiquid. As a result, in certain markets, a fund might not be able to close out a transaction without incurring substantial losses.

Although a fund's use of futures and options for hedging should tend to minimize the risk of loss due to a decline in the value of the hedged position, it will tend, at the same time, to limit the potential gain that might result from an increase in value.

     Currency Hedging. In additional to the general risks of Hedging and Other Strategic Transactions described above, currency hedging transactions have the following risks:

     - Currency hedging can result in losses to a fund if the currency being hedged fluctuates in value to a degree or direction that is not anticipated.

     - Proxy hedging involves determining the correlation between various currencies. If the Subadviser's determination of this correlation is incorrect, the fund losses could be greater than if the proxy hedging were not used.

     - Foreign government exchange controls and restrictions on repatriation of currency can negatively affect currency transactions. These forms of governmental actions can result in losses to a fund if it is unable to deliver or receive currency or monies to settle obligations. Such governmental actions could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs.

     Currency Futures Contracts and Options on Currency Futures Contracts. Currency futures contracts are subject to the same risks that apply to the use of futures contracts generally. In addition, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Trading options on currency futures contracts is relatively new, and the ability to establish and close out positions on these options is subject to the maintenance of a liquid market that may not always be available.

RISKS OF HEDGING AND OTHER STRATEGIC TRANSACTIONS OUTSIDE THE UNITED STATES

     When conducted outside the United States, Hedging and Other Strategic Transactions will not only be subject to the risks described above but could also be adversely affected by:

     - foreign governmental actions affecting foreign securities, currencies or other instruments,

     - less stringent regulation of these transactions in many countries as compared to the United States,

     - the lack of have clearing mechanisms and related guarantees in some countries for these transactions,

     - more limited availability of data on which to make trading decisions than in the United States,

     - delays in a fund's ability to act upon economic events occurring in foreign markets during non-business hours in the United States,

     - the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and

     -    lower trading volume and liquidity.

USE OF SEGREGATED AND OTHER SPECIAL ACCOUNTS

     Use of extensive Hedging and Other Strategic Transactions by a fund will require, among other things, that the fund segregate cash, liquid high grade debt obligations or other assets with its custodian, or a designated sub-custodian, to the extent the fund's obligations are not otherwise "covered" through ownership of the underlying security, financial instrument or currency.

     In general, either the full amount of any obligation by a fund to pay or deliver securities or assets must be covered at all times by (a) holding the securities, instruments or currency required to be delivered, or (b) subject to any regulatory restrictions, segregating an amount of cash or liquid high grade debt obligations at least equal to the current amount of the obligation. The segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. Some examples of cover requirements are set forth below:

     Call Options. A call option on securities written by a fund will require the fund to hold the securities subject to the call (or securities convertible into the needed securities without additional consideration) or to segregate cash or other liquid assets sufficient to purchase and deliver the securities if the call is exercised. A call option sold by a fund on an index will require the fund to own portfolio securities that correlate with the index or to segregate cash or other liquid assets equal to the excess of the index value over the exercise price on a current basis.

     Put Options. A put option on securities written by a fund will require the fund to segregate cash or other liquid assets equal to the exercise price.

     OTC Options. OTC options entered into by a fund, including those on securities, currency, financial instruments or indices, and OTC-issued and exchange-listed index options will generally provide for cash settlement, although a fund will not be required to do so. As a result, when a fund sells these instruments it will segregate an amount of cash or other liquid assets equal to its obligations under the options. OTC-issued and exchange-listed options sold by a fund other than those described above generally settle with physical delivery, and the fund will segregate an amount of cash or liquid high grade debt securities equal to the full value of the option. OTC options settling with physical delivery or with an election of either physical delivery or cash settlement will be treated the same as other options settling with physical delivery.

     Currency Contracts. Except when a fund enters into a forward contract in connection with the purchase or sale of a security denominated in a foreign currency or for other non-speculative purposes, which requires no segregation, a currency contract that obligates the fund to buy or sell a foreign currency will generally require the fund to hold an amount of that currency or liquid securities denominated in that currency equal to a fund's obligations or to segregate cash or other liquid assets equal to the amount of the fund's obligations.

     Futures Contracts and Options on Futures Contracts. In the case of a futures contract or an option on a futures contract, a fund must deposit initial margin and, in some instances, daily variation margin, in addition to segregating assets sufficient to meet its obligations under the contract. These assets may consist of cash, cash equivalents, liquid debt, equity securities or other acceptable assets.

     Swaps. A fund will calculate the net amount, if any, of its obligations relating to swaps on a daily basis and will segregate an amount of cash or other liquid assets having an aggregate value at least equal to this net amount.

     Caps. Floors and Collars. Caps, floors and collars require segregation of assets with a value equal to a fund's net obligation, if any.

     Hedging and Other Strategic Transactions may be covered by means other than those described above when consistent with applicable regulatory policies. A fund may also enter into offsetting transactions so that its combined position, coupled with any segregated assets, equals its net outstanding obligation. A fund could purchase a put option, for example, if the exercise price of that option is the same or higher than the exercise price of a put option sold by the fund. In addition, if it holds a futures contracts or forward contract, a fund could, instead of segregating assets, purchase a put option on the same futures contract or forward contract with an exercise price as high or higher than the price of the contract held. Other Hedging and Strategic Transactions may also be offset in combinations. If the offsetting transaction terminates on or after the time the primary transaction terminates, no segregation is required, but if it terminates prior to that time, assets equal to any remaining obligation would need to be segregated.

OTHER LIMITATIONS

     No fund will maintain open short positions in futures contracts, call options written on futures contracts, and call options written on securities indices if, in the aggregate, the current market value of the open positions exceeds the current market value of that portion of its securities fund being hedged by those futures and options, plus or minus the unrealized gain or loss on those open positions. The gain or loss on these open positions will be adjusted for the historical volatility relationship between that portion of the fund and the contracts (e.g., the Beta volatility factor).

     For purposes of this limitation, to the extent the fund has written call options on specific securities in that portion of its portfolio, the value of those securities will be deducted from the current market value of that portion of the securities portfolio. If this limitation should be exceeded at any time, the fund will take prompt action to close out the appropriate number of open short positions to bring its open futures and options positions within this limitation.

INVESTMENT RESTRICTIONS

     There are two classes of investment restrictions to which the Fund is subject in implementing the investment policies of the funds: (a) fundamental and (b) nonfundamental. Nonfundamental restrictions are subject to change by the Trustees of the Fund without shareholder approval. Fundamental restrictions may only be changed by a vote of the lesser of (i) 67% or more of the shares represented at a meeting at which more than 50% of the outstanding shares are represented or (ii) more than 50% of the outstanding shares.

     When submitting an investment restriction change to the holders of the Fund's outstanding voting securities, the matter shall be deemed to have been effectively acted upon with respect to a particular fund if a majority of the outstanding voting securities of the fund vote for the approval of the matter, notwithstanding (1) that the matter has not been approved by the holders of a majority of the outstanding voting securities of any other fund affected by the matter, and (2) that the matter has not been approved by the vote of a majority of the outstanding voting securities of the Fund.

     Restrictions (1) through restriction (8) are fundamental. Restrictions (9) through (15) are nonfundamental.

FUNDAMENTAL

     The Fund may not issue senior securities, except to the extent that the borrowing of money in accordance with restriction (3) may constitute the issuance of a senior security. (For purposes of this restriction, purchasing securities on a when-issued or delayed delivery basis and engaging in Hedging and Other strategic Transactions will not be deemed to constitute the issuance of a senior security.) In addition, unless a fund is specifically excepted by the terms of a restriction, each fund will not:

(1) Invest more than 25% of the value of its total assets in securities of issuers having their principal activities in any particular industry, excluding U. S. Government securities and obligations of domestic branches of U.S. banks and savings and loan associations, except that this restriction shall not apply to Health Sciences Fund, Real Estate Securities Fund, Utilities Fund, the Natural Resources Fund, and the Lifestyle Portfolios. (The Fund has determined to forego the exclusion from the above policy of obligations of domestic branches of U.S. savings and loan associations and to limit the exclusion of obligations of domestic branches of U.S. banks to the Money Market Fund.)

          The Natural Resources Fund will concentrate its assets in securities of issuers in natural resource-related companies worldwide.

          For purposes of this restriction, neither telecommunication companies, finance companies nor utility companies as a group are considered to be a single industry. Such companies will be grouped instead according to their services; for example, gas, electric and telephone utilities will each be considered a separate industry. Also for purposes of this restriction, foreign government issuers and supranational issuers are not considered members of any industry.

(2) Purchase the securities of any issuer if the purchase would cause more than 5% of the value of the fund's total assets to be invested in the securities of any one issuer (excluding U. S. Government securities) or cause more than 10% of the voting securities of the issuer to be held by the fund, except that up to 25% of the value of each fund's total assets may be invested without regard to these restrictions. The Core Equity Fund, U.S. Global Leaders Growth Fund, Utilities Fund, Health Sciences Fund, Global Bond Fund, Real Estate Securities Fund, Natural Resources Fund, Real Return Bond Fund, Financial Services Fund, Growth Fund, Intrinsic Value Fund, U.S. Multi Sector Fund, Growth Opportunities Fund and the Lifestyle Portfolios are not subject to these restrictions.

(3) Borrow money, except that each fund may borrow (i) for temporary or emergency purposes (not for leveraging) up to 33 1/3% of the value of the fund's total assets (including amounts borrowed) less liabilities (other than borrowings) and (ii) in connection with reverse repurchase agreements, mortgage dollar rolls and other similar transactions.

(4) Underwrite securities of other issuers except insofar as the Fund may be considered an underwriter under the 1933 Act in selling fund securities.

(5) Purchase or sell real estate, except that each fund may invest in securities issued by companies which invest in real estate or interests therein and each of the funds other than the Money Market Fund may invest in mortgages and mortgage-backed securities.

(6) Purchase or sell commodities or commodity contracts, except that each fund other than the Money Market Fund may purchase and sell futures contracts on financial instruments and indices and options on such futures contracts and each fund other than the Money Market Fund and U.S. Government Securities Fund may purchase and sell futures contracts on foreign currencies and options on such futures contracts.

(7) Lend money to other persons, except by the purchase of obligations in which the fund is authorized to invest and by entering into repurchase agreements. For purposes of this restriction, collateral arrangements with respect to options, forward currency and futures transactions will not be deemed to involve the lending of money.

(8) Lend securities in excess of 33 1/3% of the value of its total assets. For purposes of this restriction, collateral arrangements with respect to options, forward currency and futures transactions will not be deemed to involve loans of securities.

NONFUNDAMENTAL

Unless a fund is specifically excepted by the terms of a restriction, each fund will not:

(9) Knowingly invest more than 15% of the value of its net assets in securities or other investments, including repurchase agreements maturing in more than seven days but excluding master demand notes, that are not readily marketable, except that the Money Market Fund may not invest in excess of 10% of its net assets in such securities or other investments.

(10) Sell securities short or purchase securities on margin, except that it may obtain such short-term credits as may be required to clear transactions. For purposes of this restriction, collateral arrangements with respect to Hedging and Other Strategic Transactions will not be deemed to involve the use of margin. Investment Restriction (10) is amended as follows for the Capital Appreciation and Strategic Value Funds: the fund may not make short sales of securities or maintain a short position, if, when added together, more than 25% of the value of the fund's net assets would be (i) deposited as collateral for the obligation to replace securities borrowed to effect short sales and (ii) allocated to segregated accounts in connection with short sales. Short sales "against-the-box" are not subject to this limitation.

(11) Write or purchase options on securities, financial indices or currencies, except to the extent a fund is specifically authorized to engage in Hedging and Other Strategic Transactions.

(12) Purchase securities for the purpose of exercising control or management.

(13) Purchase securities of other investment companies if the purchase would cause more than 10% of the value of the fund's total assets to be invested in investment company securities, provided that (i) no investment will be made in the securities of any one investment company if immediately after such investment more than 3% of the outstanding voting securities of such company would be owned by the fund or more than 5% of the value of the fund's total assets would be invested in such company and (ii) no restrictions shall apply to a purchase of investment company securities in connection with:

          (a)  a merger, consolidation or reorganization,

          (b) the investment of collateral received in connection with the lending of securities in the Navigator Securities Lending Trust,* or

          (c) the purchase of shares of the T. Rowe Price Reserve Investment Fund, a T. Rowe Price Associates, Inc. money market fund. (However, a fund may not invest more than 25% of its total assets in the T. Rowe Price Reserve Investment Fund).**

     For purposes of this restriction, privately issued collateralized mortgage obligations will not be treated as investment company securities if issued by "Exemptive Issuers." Exemptive Issuers are defined as unmanaged, fixed-asset issuers that (a) invest primarily in mortgage-backed securities, (b) do not issue redeemable securities as defined in Section 2(a)(32) of the 1940 Act, (c) operate under general exemptive orders exempting them from all provisions of the 1940 Act, and (d) are not registered or regulated under the 1940 Act as investment companies. This restriction (13) shall not apply to the Lifestyle Portfolios.

*State Street Bank and Trust Company ("State Street"), the Fund's custodian, pursuant to an agreement with the Fund, provides a security lending service to the Fund. In connection with the service, collateral from securities lent may be invested in the Navigator Securities Lending Trust. The Navigator Securities Lending Trust is a registered investment company managed by State Street that is sold only to mutual fund lending clients of State Street. In connection with the creation of the Navigator Securities Lending Trust, State Street received from the SEC exemption from certain provisions of the 1940 Act in order to permit its mutual fund clients to invest in the Navigator Securities Lending Trust. State Street received exemption from Section 12(d)(1) of the 1940 Act and various provisions of Section 17 of the 1940 Act.

**The T. Rowe Price Reserve Investment Fund is a money market fund registered under the 1940 Act which is managed by T. Rowe Price Associates, Inc. and which is sold only to advisory clients of T. Rowe Price Associates, Inc. and T. Rowe Price International, Inc. and their affiliates. T. Rowe Price Associates, Inc. and Rowe Price-Fleming International, Inc. have received from the SEC exemptive relief from certain provisions of the 1940 Act in order to permit their mutual fund sub-advisory clients to invest in the T. Rowe Price Reserve Investment Fund.

(14) Pledge, hypothecate, mortgage or transfer (except as provided in restriction (8)) as security for indebtedness any securities held by the fund, except in an amount of not more than 10%* of the value of the fund's total assets and then only to secure borrowings permitted by restrictions
     (3) and (10). For purposes of this restriction, collateral arrangements with respect to Hedging and Other Strategic Transactions will not be deemed to involve a pledge of assets.

*331/3% in the case of the Small Company Value, Blue Chip Growth, Equity-Income, International Stock, Science & Technology, U.S. Large Cap Value, Total Return, International Value, Mid Cap Stock, Health Sciences, Mid Cap Growth, Mid Cap Opportunities, Financial Services, All Cap Value, Quantitative Mid Cap, Capital Opportunities, Utilities, Mid Cap Value, Fundamental Value, Natural Resources, Real Return Bond, Mid Cap Core, Large Cap Value, Quantitative All Cap, Emerging Growth, Special Value, Small Cap Opportunities, Small Company, Core Equity, Quantitative Value, U.S. Global Leaders Growth, Strategic Income, International Equity Index, Bond Index, Small Cap Value, Small Cap Emerging Growth, Active Bond, Short-Term Bond, Managed, Large Cap, International Opportunities, Core Bond, U.S. High Yield Bond and Small Cap Funds.

15% in the case of the International Small Cap, Growth and Balanced Funds; 50% in the case of the Value Fund.

     If a percentage restriction is adhered to at the time of an investment, a later increase or decrease in the investment's percentage of the value of a fund's total assets resulting from a change in such values or assets will not constitute a violation of the percentage restriction, except in the case of the Money Market Fund where the percentage limitation of restriction (9) must be met at all times. Any subsequent change in a rating assigned by any rating service to a security (or, if unrated, any change in the subadviser's assessment of the security), or change in the percentage of fund assets invested in certain securities or other instruments, or change in the average duration of a fund's investment portfolio, resulting from market fluctuations or other changes in a fund's total assets will not require a fund to dispose of an investment until the subadviser determines that it is practicable to sell or close out the investment without undue market or tax consequences to the fund. In the event that rating services assign different ratings to the same security, the subadviser will determine which rating it believes best reflects the security's quality and risk at that time, which may be the higher of the several assigned ratings.

ADDITIONAL INVESTMENT RESTRICTIONS

Money Market Fund

     In addition to the above policies, the Money Market Fund is subject to certain restrictions required by Rule 2a-7 under the 1940 Act. In order to comply with such restrictions, the Money Market Fund will, among other things, not purchase the securities of any issuer if it would cause:

     - more than 5% of its total assets to be invested in the securities of any one issuer (excluding U.S. Government securities and repurchase agreements fully collateralized by U.S. Government securities), except as permitted by Rule 2a-7 for certain securities for a period of up to three business days after purchase,

     - more than 5% of its total assets to be invested in "second tier securities," as defined by Rule 2a-7, or

     - more than the greater of $1 million or 1% of its total assets to be invested in the second tier securities of that issuer.

Large Cap Growth Fund

     In addition to the above policies, the Large Cap Growth Fund will not: (a) sell futures contracts, purchase put options, or write call options if, as a result, more than 25% of the fund's total assets would be hedged with futures and options under normal conditions; (b) purchase futures contracts or write put options if, as a result, the fund's total obligations upon settlement or exercise of purchased futures contracts and written put options would exceed 25% of the fund's total assets under normal conditions; or (c) purchase call options if, as a result, the current value of option premiums for call options purchased by the fund would exceed 5% of the fund's total assets. These limitations do not apply to options attached to or acquired or traded together with their underlying securities, and do not apply to securities that incorporate features similar to options.

Large Cap Growth Fund

     For purposes of normally investing at least 80% of the fund's assets in securities of companies with large market capitalizations, FMR intends to measure the capitalization range of the Russell 1000 Index and the Standard & Poor's 500 (SM) (S&P 500(R)) no less frequently than once a month.

Investment Restrictions that May be Changed Only on 60 Days' Notice to Shareholders

     In order to comply with Rule 35d-1 under the 1940 Act, the 80% investment policy stated below for each of the funds named below is subject to change only upon 60 days' prior notice to shareholders:

NAME OF FUND                     80% INVESTMENT POLICY
------------                     ---------------------
500 INDEX FUND                   The fund normally invests at least 80% of its
                                 net assets (plus any borrowings for investment
                                 purposes) in (a) the common stocks that are
                                 included in the Wilshire 5000 Index and (b)
                                 securities (which may or may not be included in
                                 the Wilshire 5000 Index) that the subadviser
                                 believes as a group will behave in a manner
                                 similar to this index.

ACTIVE BOND FUND                 The fund normally invests at least 80% of its
                                 net assets (plus any borrowings for investment
                                 purposes) in debt securities.

BLUE CHIP GROWTH FUND            The fund normally invests at least 80% of its
                                 total assets in the common stocks of large and
                                 medium-sized blue chip growth companies.

BOND INDEX FUND                  The fund normally invests at least 80% of its
                                 assets in bonds.

NAME OF FUND                     80% INVESTMENT POLICY
------------                     ---------------------

CORE BOND FUND                   The fund normally invests at least 80% of its
                                 net assets (plus any borrowings for investment
                                 purposes) in debt securities.

CORE EQUITY FUND                 The fund normally invests at least 80% of its
                                 net assets (plus any borrowings for investment
                                 purposes) in equity securities.

EMERGING SMALL COMPANY FUND      The fund normally invests at least 80% of its
                                 net assets (plus any borrowings for investment
                                 purposes) in common stock equity securities of
                                 companies with market capitalizations that
                                 approximately match the range of capitalization
                                 of the Russell 2000 Growth Index ("small cap
                                 stocks") at the time of purchase.

FINANCIAL SERVICES FUND          The fund normally invests at least 80% of the
                                 its net assets (plus any borrowings for
                                 investment purposes) in companies principally
                                 engaged in financial services.

GLOBAL BOND FUND                 The fund normally invests at least 80% of its
                                 net assets (plus any borrowings for investment
                                 purposes) in debt securities.

GLOBAL FUND                      The fund normally invests at least 80% of its
                                 net assets (plus any borrowings for investment
                                 purposes) in equity securities of companies
                                 located anywhere in the world, including
                                 emerging markets.

GROWTH OPPORTUNITIES FUND        The fund normally invests at least 80% of its
                                 net assets (plus any borrowings for investment
                                 purposes) in securities of small cap companies.

HEALTH SCIENCES FUND             The fund normally invests at least 80% of its
                                 net assets (plus any borrowings for investment
                                 purposes) in common stocks of companies engaged
                                 in the research, development, production, or
                                 distribution of products or services related to
                                 health care, medicine, or the life sciences
                                 (collectively, "health sciences").

HIGH YIELD FUND                  The fund normally invests at least 80% of its
                                 net assets (plus any borrowings for investment
                                 purposes) in high yield debt securities,
                                 including corporate bonds and other fixed
                                 income securities (such as preferred stocks and
                                 convertible securities) which have the
                                 following ratings (or, if unrated, are
                                 considered to be of equivalent quality):

                                                     Corporate Bonds, Preferred
                                                       Stocks and Convertible
                                   Rating Agency             Securities
                                 -----------------   --------------------------
                                      Moody's               Ba through C
                                 Standard & Poor's          BB through D

INTERNATIONAL EQUITY INDEX       The fund normally invests at least 80% of its
FUND                             net assets (plus any borrowings for investment
                                 purposes) in (a) the common stocks that are
                                 included in the Morgan Stanley Capital
                                 International All Country World Excluding U.S.
                                 Index (the "MSCI ACW ex-US Index") and (b)
                                 securities (which may or may not be included in
                                 the MSCI ACW ex-US Index) that the subadviser
                                 believes as a group will behave in a manner
                                 similar to the index.

INTERNATIONAL SMALL CAP FUND     The fund normally invests at least 80% of its
                                 net assets (plus any borrowings for investment
                                 purposes) in securities issued by foreign
                                 companies which have total stock market
                                 capitalizations or annual revenues of $1.5
                                 billion or less ("small company securities")."

INTERNATIONAL STOCK FUND         The fund normally invests at least 80% of its
                                 assets in equity securities and typically
                                 invests in a diversified mix of equity
                                 investments from developed markets other than
                                 the U.S.

INVESTMENT QUALITY BOND FUND     The fund normally invests at least 80% of its
                                 net assets (plus any borrowings for investment
                                 purposes) in investment grade bonds.

NAME OF THE FUND                 80% INVESTMENT POLICY
----------------                 -----------------------------------------------
LARGE CAP FUND                   The fund normally invests at least 80% of its
                                 net assets (plus borrowings for investment
                                 purposes, if any) in equity securities of U.S.
                                 large capitalization companies.

LARGE CAP GROWTH FUND            The fund normally invests at least 80% of its
                                 net assets (plus any borrowings for investment
                                 purposes) in equity securities of companies
                                 with large market capitalizations.

LARGE CAP VALUE FUND             The fund normally invests at least 80% of its
                                 net assets (plus any borrowings for investment
                                 purposes) in large cap companies.

MID CAP CORE FUND                The fund normally invests at least 80% of its
                                 assets in mid-capitalization companies.

MID CAP INDEX FUND               The fund normally invests at least 80% of its
                                 net assets (plus any borrowings for investment
                                 purposes) in (a) the common stocks that are
                                 included in the S&P 400 Index and (b)
                                 securities (which may or may not be included in
                                 the S&P 4000 Index) that the subadviser
                                 believes as a group will behave in a manner
                                 similar to this index.

MID CAP STOCK FUND               The fund normally invests at least 80% of its
                                 net assets (plus any borrowings for investment
                                 purposes) in equity securities of medium-sized
                                 companies with significant capital appreciation
                                 potential.

MID CAP VALUE FUND               The fund normally invests at least 80% of its
                                 net assets (plus any borrowings for investment
                                 purposes) in mid-sized companies, with market
                                 capitalizations of roughly $500 million to $10
                                 billion.

NATURAL RESOURCES FUND           The fund normally invests at least 80% of its
                                 net assets (plus any borrowings for investment
                                 purposes) in natural resource-related
                                 companies.

PACIFIC RIM FUND                 The fund normally invests at least 80% of its
                                 net assets (plus any borrowings for investment
                                 purposes) in common stocks and equity-related
                                 securities of established, larger
                                 capitalization non-U.S. companies in the
                                 Pacific Rim.

QUANTITATIVE MID CAP FUND        The fund normally invests at least 80% of its
                                 net assets (plus any borrowings for investment
                                 purposes) in U.S. mid-cap stocks, convertible
                                 preferred stocks, convertible bonds and
                                 warrants.

REAL ESTATE SECURITIES FUND      The fund normally invests at least 80% of its
                                 net assets (plus any borrowings for investment
                                 purposes) in securities of real estate
                                 companies.

REAL RETURN BOND FUND            The fund normally invests at least 80% of its
                                 net assets in bonds (either through cash market
                                 purchases, forward commitments, or derivative
                                 instruments) of varying maturities issued by
                                 the U.S. and non-U.S. governments, their
                                 agencies or instrumentalities, and
                                 corporations.)

SCIENCE & TECHNOLOGY FUND        The fund normally invests at least 80% of its
                                 net assets (plus any borrowings for investment
                                 purposes) in common stocks of companies
                                 expected to benefit from the development,
                                 advancement, and use of science and technology.

SHORT-TERM BOND FUND             The fund normally invests at least 80% of its
                                 assets (plus any borrowings for investment
                                 purposes) in debt securities.

SMALL CAP FUND                   The fund normally invests at least 80% of its
                                 net assets in equity securities of companies
                                 whose market capitalizations are under $2
                                 billion.

SMALL CAP GROWTH FUND            The fund normally invests at least 80% of its
                                 net assets in

NAME OF THE FUND                 80% INVESTMENT POLICY
----------------                 -----------------------------------------------
SMALL CAP INDEX FUND             The fund normally invests at least 80% of its
                                 net assets (plus any borrowings for investment
                                 purposes) in (a) the common stocks that are
                                 included in the Russell 2000 Index and (b)
                                 securities (which may or may not be included in
                                 the Russell 2000 US Index) that the subadviser
                                 believes as a group will behave in a manner
                                 similar to the index.

SMALL CAP OPPORTUNITIES FUND     The fund normally invests at least 80% of its
                                 net assets (plus any borrowings for investment
                                 purposes) in small cap companies.

SMALL CAP VALUE FUND             The fund normally invests at least 80% of its
                                 net assets (plus any borrowings for investment
                                 purposes) in small cap companies.

SMALL COMPANY FUND               The fund normally invests at least 80% of its
                                 net assets (plus any borrowings for investment
                                 purposes) in small cap companies.

SMALL COMPANY GROWTH FUND        The fund normally invests at least 80% of its
                                 assets in securities of small-capitalization
                                 companies.

SMALL COMPANY VALUE FUND         The fund normally invests at least 80% of its
                                 net assets (plus any borrowings for investment
                                 purposes) in companies with market
                                 capitalizations that do not exceed the maximum
                                 market capitalization of any security in the
                                 Russell 2000 Index at the time of purchase.

STRATEGIC BOND FUND              The fund normally invests at least 80% of its
                                 net assets (plus any borrowings for investment
                                 purposes) in fixed income securities.

TOTAL STOCK MARKET INDEX FUND    The fund normally invests at least 80% of its
                                 net assets (plus any borrowings for investment
                                 purposes) in (a) the common stocks that are
                                 included in the Wilshire 5000 Index and (b)
                                 securities (which may or may not be included in
                                 the Wilshire 5000 Index) that the subadviser
                                 believes as a group will behave in a manner
                                 similar to the index.

U.S.GOVERNMENT SECURITIES FUND   The fund normally invests at least 80% of its
                                 net assets (plus any borrowings for investment
                                 purposes)in debt obligations and
                                 mortgage-backed securities issued or guaranteed
                                 by the U.S. Government, its agencies or
                                 instrumentalities and derivative securities.

U.S.HIGH YIELD BOND FUND         The fund normally invests at least 80% of its
                                 net assets (plus any borrowings for investment
                                 purposes) in high-yield debt securities.

U.S.MULTI SECTOR FUND            The fund normally at least 80% of its net
                                 assets (plus any borrowings for investment
                                 purposes) in investments tied economically to
                                 the U.S.

UTILITIES FUND                   The fund normally invests at least 80% of its
                                 net assets (plus any borrowings for investment
                                 purposes) in the utilities industry.

PORTFOLIO TURNOVER

     The annual rate of portfolio turnover will normally differ for each fund and may vary from year to year as well as within a year. A high rate of portfolio turnover (100% or more) generally involves correspondingly greater brokerage commission expenses, which must be borne directly by the fund. No portfolio turnover rate can be calculated for the Money Market Fund due to the short maturities of the instruments purchased. Portfolio turnover is calculated by dividing the lesser of purchases or sales of portfolio securities during the fiscal year by the monthly average of the value of the portfolio's securities. (Excluded from the computation are all securities, including options, with maturities at the time of acquisition of one year or less).

THOSE RESPONSIBLE FOR MANAGEMENT

     The business of the Fund, an open-end management investment company, is managed by its Board of Trustees, including certain Trustees who are not "interested persons" of the Fund (as defined by the 1940 Act) (the "Independent Trustees"). The Trustees elect officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Trustees. Several of the officers and one of the Trustees of the Fund are also officers or Directors of the Adviser, or officers or Directors of the principal distributor to the Funds, John Hancock Funds, LLC ("John Hancock Funds"). The tables below present certain information regarding the Trustees and officers of the Trust, including their principal occupations.

                              INDEPENDENT TRUSTEES

                                                                                          NUMBER OF FUNDS
                          POSITION(S)                                                     IN FUND COMPLEX
NAME, ADDRESS (1)            HELD               PRINCIPAL OCCUPATION(S) AND OTHER           OVERSEEN BY
AND AGE                  WITH FUND (2)          DIRECTORSHIPS DURING PAST 5 YEARS             TRUSTEE
-----------------       --------------   ----------------------------------------------   ---------------
Charles L. Bardelis     Trustee (since   President and Executive Officer, Island                169
Age: 64                 2005)            Commuter Corp. (Marine Transport); Trustee,
                                         John Hancock Funds (since 1988) (3)

Peter S. Burgess        Trustee (since   Consultant (financial, accounting and auditing         169
Age: 62                 2005)            matters (since 1999); Trustee or Director of
                                         the following publicly traded companies: John
                                         Hancock Funds (since 2005) (3), PMA Capital
                                         Corporation (since 2004), and Lincoln
                                         EducationalServices Corporation (since 2004).

Elizabeth G. Cook       Trustee (since   Expressive Arts Therapist, Dana Farber Cancer          169
Age: 68 (4)             2005)            Institute; President, The Advertising Club of
                                         Greater Boston; Trustee, John Hancock Funds
                                         (since 2004) (3)(4)

William H. Cunningham   Trustee (since   Former Chancellor, University of Texas System          143
Age: 61                 2005)            and former President, University of Texas,
                                         Austin, Texas; Chairman and CEO, IBT
                                         Technologies (until 2001); Director of the
                                         following:  John Hancock Funds (since
                                         1988)(3), The University of Texas Investment
                                         Management Company (until 2000), Hire.com
                                         (until 2004), STC Broadcasting, Inc. and
                                         Sunrise Television Corp. (until 2001), Symtx,
                                         Inc. (electronic manufacturing) (since 2001),
                                         Adorno/Rogers Technology, Inc. (until 2004),
                                         Pinnacle Foods Corporation (until 2003),
                                         rateGenius (Internet service) (until 2003),
                                         Jefferson-Pilot Corporation (diversified life
                                         insurance company) (since 1985), New Century
                                         Equity Holdings (formerly Billing Concepts)
                                         (until 2001), eCertain (until 2001),
                                         ClassMap.com (until 2001), Agile Ventures
                                         (until 2001),  LBJ Foundation (until 2000),
                                         Golfsmith International, Inc. (until 2000),

                                         Metamor Worldwide (until 2000), AskRed.com
                                         (until 2001), Southwest Airlines (since 2000)
                                         and Introgen (since 2000); Advisory Director
                                         of the following: Q Investments (until 2003);
                                         Chase Bank (formerly Texas Commerce Bank -
                                         Austin) (since 1988), LIN Television (since
                                         2002), WilTel Communications (until 2003) and
                                         Hayes Lemmerz International, Inc. (diversified
                                         automotive parts supply Company)(since 2003).

Charles L. Ladner       Trustee (since   Senior Vice President and Chief Financial              143
Age: 67                 2005)            Officer, UGI Corporation (public utility
                                         holding company) (retired 1998); Vice
                                         President and Director for AmeriGas, Inc.
                                         (retired 1998); Chairman (since 2004) and
                                         Trustee (since 1979), John Hancock Funds (3);
                                         Chairman and Trustee, Dunwoody Village, Inc.
                                         (retirement services) (until 2003); Director
                                         of the following: AmeriGas Partners, L.P.
                                         (until 1997) (gas distribution); Energy North,
                                         Inc. (until 1995); Parks and History
                                         Association (since 2001).

Hassell H. McClellan    Trustee (since   Associate Professor, The Graduate School of            169
Age: 59 (4)             2005)            the Wallace E. Carroll School of Management,
                                         Boston College; Trustee, John Hancock Funds
                                         (since 2004) (3)(4).

James M. Oates          Trustee (since   Managing Director, Wydown Group (financial             169
Age: 59                 2005)            consulting firm)(since 1994);  Chairman,
                                         Emerson Investment Management, Inc. (since
                                         2000); Chairman, Hudson Castle Group, Inc.
                                         (formerly IBEX Capital Markets, Inc.)
                                         (financial services company) (since 1997).

                                         Director of the following publicly traded
                                         companies:  Stifel Financial (since 1996);
                                         Investor Financial Services Corporation (since
                                         1995); Connecticut River Bancorp (since 1998).

                                         Director of the following registered
                                         investment management companies: Trustee, John
                                         Hancock Funds (since 2004) (3)(4); Director,
                                         Phoenix Mutual Funds (since 1988, overseeing
                                         20 portfolios).

(1) The business address for each Independent Trustee is 601 Congress Street, Boston, Massachusetts 02210.

(2) Each Trustee serves until resignation, retirement age or until his or her successor is elected.

(3) The Trustee serves on one or more boards within the John Hancock fund complex ("John Hancock Funds"); the date indicated is the earliest date such individual became a Trustee or Director for a John Hancock board.

(4) Prior to 2004, Ms. Cook and Mr. McClellan were Trustees of John Hancock Variable Series Trust I which was combined with corresponding portfolios of John Hancock Trust on April 29, 2005.

     The Fund from time to time changes subadvisers or engages new subadvisers to the funds. A number of such subadvisers are publicly traded companies or are controlled by publicly traded companies. During the two most recent calendar years (and as otherwise stated herein), the following Independent Trustees (or members of their immediate families) owned shares (the value of which exceeded $60,000) of the controlling parents of companies that commenced serving as subadvisers to one or more of the funds in October 2005. Peter S. Burgess and a trust of which he was a trustee (prior to July 18, 2005) and James M. Oates each owned shares of Bank of America, N.A. (controlling parent of Marsico Capital Management, LLC) and Citigroup, Inc. (controlling parent of Salomon Brothers Asset Management Inc and Salomon Brothers Asset Management Limited).. In addition. Mr. Oates owned shares of State Street Corporation (controlling parent of SSgA Funds Management, Inc.). Except as otherwise stated above with respect to Mr. Burgess, at December 31, 2004 the Independent Trustees (and their immediate family members) did not own any shares of any company that has been approved by the Board to serve as subadviser to a fund or any company controlling, controlled by or under common control with such subadviser.

                 INTERESTED TRUSTEE AND OFFICERS OF THE FUND (1)

                                                                                      NUMBER OF FUNDS
NAME, ADDRESS (2)       POSITION(S) HELD      PRINCIPAL OCCUPATION(S) AND OTHER       IN FUND COMPLEX
AND AGE                   WITH FUND (3)       DIRECTORSHIPS DURING PAST 5 YEARS     OVERSEEN BY TRUSTEE
-----------------       ----------------      ---------------------------------     -------------------
James Boyle            Trustee (since        President, John Hancock Annuities;              90
Age: 44                2005)                 Executive Vice President, John
                                             Hancock Life Insurance Company
                                             (since June, 2004); President U.S.
                                             Annuities; Senior Vice President,
                                             The Manufacturers Life Insurance
                                             Company (U.S.A) (prior to 2004).

Keith F. Hartstein     President (since      Senior Vice President, Manulife                N/A
Age: 49                2005)                 Financial Corporation (since 2004);
                                             Director, President and Chief
                                             Executive Officer, John Hancock
                                             Advisers, LLC and The Berkeley
                                             Financial Group, LLC ("The Berkeley
                                             Group") (holding company); Director,
                                             President and Chief Executive
                                             Officer, John Hancock Funds, LLC;
                                             Director, President and Chief
                                             Executive Officer, Sovereign Asset
                                             Management Corporation ("SAMCorp.");
                                             Director, John Hancock Signature
                                             Services, Inc.; Director, Chairman
                                             and President, NM Capital
                                             Management, Inc. ("NM Capital");
                                             Chairman, Investment Company
                                             Institute Sales Force Marketing
                                             Committee (since 2003); Executive
                                             Vice President, John Hancock Funds,
                                             LLC (until 2005).

John G. Vrysen         Chief Financial       Executive Vice President and Chief             N/A
Age: 50                Officer (since        Financial Officer, John Hancock
                       2005)                 Advisers, LLC, Sovereign Asset
                                             Management Corp., the Berkeley
                                             Financial Group, LLC and John
                                             Hancock Funds, LLC (since 2005);Vice
                                             President and General Manager, Fixed
                                             Annuities, U.S. Wealth Management
                                             (until 2005); Vice President,
                                             Operations, Manulife Wood Logan
                                             (2000 to 2004).

Gordon Shone           Treasurer (since      Vice President and Chief Financial             N/A
Age: 49                2005)                 Officer, John Hancock Trust (since
                                             2003); Senior Vice President, John
                                             Hancock Life Insurance Company
                                             (U.S.A.) (since 2001); Vice
                                             President, The Manufacturers Life
                                             Insurance Company (U.S.A.) (1998 to
                                             2000).

Betsy A. Seel          Secretary and Chief   Vice President and Senior Counsel,             N/A
Age: 46                Legal Officer         U.S. Operations Law Department, John
                       (since 2005)          Hancock Life Insurance Company
                                             (U.S.A.).

George Boyd            Assistant Secretary   Senior Counsel, AVP, John Hancock              N/A
Age: 60                (since 2005)          Financial Services (since July,
                                             2005); Counsel, Allmerica Financial
                                             Corporation (1997 to July, 2005)

Francis V. Knox, Jr.   Vice President and    Vice President and Chief Compliance            N/A
Age: 58                Chief Compliance      Officer for John Hancock Investment
                       Officer               Company, John Hancock Life
                       (since 2005)          Insurance Company (U.S.A.), John
                                             Hancock Life Insurance Company and
                                             John Hancock Funds (since 2005);
                                             Fidelity Investments - Vice
                                             President and Assistant Treasurer,
                                             Fidelity Group of Funds (until
                                             2004); Fidelity Investments - Vice
                                             President and Ethics & Compliance
                                             Officer (until 2001).

(1) The Trustee is an "interested person" as defined in the 1940 Act due to his position with Manulife Financial Corporation (or its affiliates), the ultimate controlling parent of the Fund's investment adviser and principal underwriter.

(2) The business address for the interested Trustee and the officers of the Fund is 601 Congress Street, Boston, Massachusetts 02210.

(3) Each Trustee serves until resignation, retirement age or until his or her successor is elected.

BOARD COMMITTEES

     At its initial meeting on August 23, 2005, the Board established the following committees: (i) an Audit Committee composed solely of Independent Trustees (Messrs. Burgess, Bardelis and Ladner); (ii) a Nominating and Governance Committee composed of all of the Independent Trustees; (iii) a Compliance Committee composed solely of Independent Trustees (Ms. Cook and Messrs. Cunningham and McClellan) (the interested Trustees may serve as ex-officio members); and (iv) three Investment Committees, each composed solely of disinterested Trustees (with the interested Trustees and the President of the Fund serving as ex-officio members in certain cases).

     Audit Committee. The Audit Committee reviews the internal and external accounting and auditing procedures of the Fund and, among other things, considers the selection of independent accountants for the Fund, approves all significant services proposed to be performed by the independent accountants and considers the possible effect of such services on their independence.

     Nominating and Governance Committee. The Nominating and Governance Committee selects and nominates candidates as additional Independent Trustees or to fill vacancies on the Board. The Nominating Committee will consider candidates recommended by Fund shareholders or group annuity contract owners investing in the Fund through insurance company separate accounts. Such candidates will be considered in the same manner as candidates recommended by other sources. Names of candidates recommended by shareholders or group annuity contract owners may be submitted to the Secretary of the Fund at 601 Congress Street, Boston, Massachusetts 02210, along with relevant biographical information.

     When evaluating a person as a potential nominee to serve as an Independent Trustee, the Nominating Committee will generally consider, among other factors:
(i) whether the person is "independent" and otherwise qualified under applicable laws and regulations to serve as a Trustee; (ii) whether the person is willing to serve, and willing and able to commit the time necessary for attendance at meetings and the performance of the duties of an Independent Trustee; (iii) the contribution that the person can make to the Board and the funds, with consideration being given to the person's business, academic or other experience and education and to such other factors as the Nominating Committee may consider relevant; (iv) the character and integrity of the person; and (v) desirable personality traits, including independence, leadership and ability to work with others. The process of identifying nominees involves the consideration of candidates recommended by one or more of the following sources: current Trustees, officers, shareholders, group annuity contract owners and any other source the Nominating Committee deems appropriate. In addition, the Nominating Committee may use the services of a professional search firm to identify or evaluate or assist in identifying or evaluating potential candidates or nominees.

     Compliance Committee. The Compliance Committee reviews and makes recommendation to the full Board regarding certain compliance matters relating to the Fund, including the annual report of the Chief Compliance Officer of the Fund regarding its compliance program, matters relating to the pricing of the funds, the Codes of Ethics of the Funds, the Adviser and the subadvisers to the funds and regulatory changes.

     Investment Committees. Each of the Investment Committees reviews investment performance and other matters relating to a particular group of funds of the Fund and the subadvisers to those funds.

COMPENSATION OF TRUSTEES AND OFFICERS

     The following table provides information regarding the compensation paid by the Fund and the other investment companies in the John Hancock Fund Complex to the Independent Trustees of the Fund for their services. The Independent Trustees have not yet determined an amount of compensation to be paid by the Fund for service on the Board of Trustees. The Fund does not pay any remuneration to any Trustee who is an officer or employee of the Adviser or its affiliates. Of the officers listed above, the President is furnished to the Fund pursuant to the Advisory Agreement described below and receives no compensation from the Fund. The other named officers receive compensation from the Fund, but none is expected to receive compensation from the Fund for the current fiscal year in excess of $60,000. The officers of the Fund spend only a portion of their time on the affairs of the Fund.

                             COMPENSATION TABLE (1)

                           TOTAL COMPENSATION FROM THE FUND
INDEPENDENT TRUSTEES    AND THE JOHN HANCOCK FUND COMPLEX (2)
--------------------    -------------------------------------
Charles L. Bardelis                   $115,200

Peter S. Burgess                           N/A

Elizabeth Cook                             N/A

William H. Cunningham                 $ 77,500(3)

Charles L. Ladner                     $104,150

Hassell H. McClellan                       N/A

James M. Oates                        $ 11,400(4)

(1) Compensation received for services as Trustee or officer. The Fund does not have a pension or retirement plan for any of its Trustees or officers. In addition, the Fund does not participate in the John Hancock Deferred Compensation Plan for Independent Trustees (the "Plan"). Under the Plan, an Independent Trustee may defer his fees by electing to have the Adviser invest his fees in one of the funds in the John Hancock Fund Complex that participates in the Plan.

(2) Total compensation paid by the John Hancock Fund Complex to the Independent Trustees is for the year ended December 31, 2004. As of this date, there were 128 funds in the John Hancock Fund Complex: Messrs. Oates and Bardelis serving on 79 funds; Mr. Ladner serving on 49 funds and Mr. Cunningham serving on 28 funds.

(3) As of December 31, 2004, the value of the aggregate accrued deferred compensation amount from all funds in the John Hancock Funds Complex for Mr. Cunningham was $627,144 under the John Hancock Group of Funds Deferred Compensation Plan for Independent Trustees (the "Plan").

(4)  Mr. Oates began serving as a Trustee effective December 3, 2004.

TRUSTEE OWNERSHIP OF SHARES OF THE FUNDS

     The Fund commenced operations on October __, 2005, and none of the Trustees of the Fund beneficially owned any shares of the funds as of that date. The following table provides a dollar range indicating each Trustee's aggregate beneficial ownership of shares of all funds in the John Hancock Fund Complex overseen by the Trustee as of December 31, 2004.

                        AGGREGATE DOLLAR RANGE OF HOLDINGS
                           IN FUNDS OF THE FUND COMPLEX
NAME OF TRUSTEE                 OVERSEEN BY TRUSTEE
---------------         ----------------------------------
INDEPENDENT TRUSTEES
Charles L. Bardelis              $100,001 or more
Peter S. Burgess                        --
Elizabeth Cook                          --
William H. Cunningham           $10,001- 50,000 (1)
Charles L. Ladner                $100,001 or more
Hassell H. McClellan                    --
James M. Oates                   $100,001 or more
INTERESTED TRUSTEE                      --
James Boyle                             --

(1) The Fund does not participate in the John Hancock Deferred Compensation Plan for Independent Trustees (the "Plan"). Under the Plan, an Independent Trustee may defer his fees by electing to have the Adviser invest his fees in one of the funds in the John Hancock Fund Complex that participates in the Plan. Under these circumstances, the Trustee is not the legal owner of the underlying shares, but does participate in any positive or negative return on those shares to the same extent as all other shareholders. With regard to Trustees participating in the Plan, if a Trustee was deemed to own the shares used in computing the value of his deferred compensation, as of December 31, 2004, the "Aggregate Dollar Range of Holdings in Funds of the Fund Complex Overseen by Trustee" would be over $100,000 for Mr. Cunningham.

SHAREHOLDERS OF THE FUND

     As of the date of this Statement of Additional Information, the Fund had issued only Class 1 and Class NAV shares. All the Class 1 shares were held by John Hancock Life Insurance Company (U.S.A.) (JHLICO U.S.A.") (formerly, The Manufacturers Life Insurance Company (U.S.A.)) and John Hancock Life Insurance Company of New York ("JHLICO New York") (formerly, The Manufacturers Life Insurance Company of New York) on behalf of certain of their separate accounts that are used to fund group annuity contracts issued to qualified retirement plans and that are not registered under the 1940 Act in reliance on the exception provided by Section 3(c)(11) of that Act. All the Class NAV shares were held by the five Lifestyle Portfolios of the Fund.

     JHLICO U.S.A. is a stock life insurance company originally organized under the laws of Pennsylvania and redomesticated under the laws of Michigan. Its principal address is 200 Bloor Street East, Toronto, Ontario, Canada M4W 1E5. JHLICO New York is a stock life insurance company organized under the laws of New York. Its principal address is 100 Summit Lake Drive, Second Floor, Valhalla, New York 10595. Each of JHLICO (U.S.A.) and JHLICO New York is a wholly-owned subsidiary of The Manufacturers Life Insurance Company ("Manulife"), a Canadian stock life insurance company. Manulife Financial Corporation ("MFC") is the holding company of Manulife and its subsidiaries. The principal offices of Manulife Financial are located at 200 Bloor Street East, Toronto, Ontario, Canada M4W 1E5.

     As of the date of this Statement of Additional Information, the Trustees and officers of the Fund, in the aggregate, beneficially owned less than 1% of the outstanding shares of each class of shares of each fund..

INVESTMENT MANAGEMENT ARRANGEMENTS AND OTHER SERVICES

THE ADVISORY AGREEMENT

     The Fund has entered into an investment management contract (the "Advisory Agreement") with the Adviser. Pursuant to the Advisory Agreement, the Adviser provides supervision over all aspects of the Fund's operations except those which are delegated to a custodian, transfer agent or other agent. Subject to the general supervision of the Trustees, the Adviser selects, contracts with, and compensates subadvisers to manage the investment and reinvestment of the assets of the funds. The Adviser monitors the compliance of such subadvisers with the investment objectives and related policies of each fund and reviews the performance of such subadvisers and reports periodically on such performance to the Trustees of the Fund. The Adviser may elect directly to manage the investment and reinvestment of the assets of the funds, subject to the approval of the Trustees. In directly managing the assets of a fund, the Adviser will have the same responsibilities as those described below with respect to a subadviser under a subadvisory agreement.

     The Fund bears all costs of its organization and operation, including but not limited to expenses of preparing, printing and mailing all shareholders' reports, notices, prospectuses, proxy statements and reports to regulatory agencies; expenses relating to the issuance, registration and qualification of shares; government fees; interest charges; expenses of furnishing to shareholders their account statements; taxes; expenses of redeeming shares; brokerage and other expenses connected with the execution of portfolio securities transactions; expenses pursuant to a fund's plan of distribution; fees and expenses of custodians including those for keeping books and accounts maintaining a committed line of credit and calculating the net asset value of shares; fees and expenses of transfer agents and dividend disbursing agents; legal, accounting, financial, management, tax and auditing fees and expenses of the Fund (including an allocable portion of the cost of the Adviser's employees rendering such services to the Fund); the compensation and expenses of officers and Trustees (other than persons serving as President or Trustee who are otherwise affiliated with the Fund, the Adviser or any of their affiliates); expenses of Trustees' and shareholders' meetings; trade association memberships; insurance premiums; and any extraordinary expenses.

     As compensation for its services, the Adviser receives a fee from the Fund computed separately for each fund. The fee for each fund is determined as an annual percentage of the current value of the "aggregate net assets" of the fund. "Aggregate net assets" of a fund include the net assets of the fund and in most cases the net assets of one or more other portfolios (or portions thereof), but in each case only for the period during which the subadviser to the fund also serves as the subadviser to the other portfolio(s) (or portions thereof). The fee for each fund is based on the applicable annual rate for the fund which for each day is equal to the quotient of (i) the sum of the amounts determined by applying the annual percentage rates for the fund to the applicable portions of aggregate net assets divided by (ii) aggregate net assets (the "Applicable Annual Fee Rate"). The fee for each fund is accrued and paid daily to the Adviser for each calendar day. The daily fee accruals are computed by multiplying the fraction of one over the number of calendar days in the year by the Applicable Annual Fee Rate, and multiplying this product by the net assets of the fund. The management fees each fund currently is obligated to pay the Adviser are as set forth in the Prospectus.

     From time to time, the Adviser may reduce its fee or make other arrangements to limit a fund's expenses to a specified percentage of average daily net assets. The Adviser retains the right to re-impose a fee and recover any other payments to the extent that, at the end of any fiscal year, the fund's annual expenses fall below this limit.

     Securities held by a fund may also be held by other funds or investment advisory clients for which the Adviser, a subadviser or their respective affiliates provide investment advice. Because of different investment objectives or other factors, a particular security may be bought for one or more funds or clients when one or more are selling the same security. If opportunities for purchase or sale of securities by the Adviser or subadviser for a fund or for other funds or clients for which the Adviser or subadviser renders investment advice arise for consideration at or about the same time, transactions in such securities will be made, insofar as feasible, for the respective funds or clients in a manner deemed equitable to all of them. To the extent that transactions on behalf of more than one client of the Adviser or subadviser or their respective affiliates may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price.

     Pursuant to the Advisory Agreement, the Adviser is not liable for any error of judgment or mistake of law or for any loss suffered by the Fund or a shareholder of the Fund in connection with the matters to which the Advisory Agreement relates, except a loss resulting from: (i) willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its duties; (ii) reckless disregard by the Adviser of its obligations and duties under the Advisory Agreement; or (iii) a breach of fiduciary duty with respect to the receipt of compensation for services (in which case any award of damages will be limited to the period and the amount set forth in Section 36(b)(3) of the 1940 Act.

     Under the Advisory Agreement, the Fund or any fund may use the name "John Hancock" or any name derived from or similar to it only for so long as the Advisory Agreement or any extension, renewal or amendment thereof remains in effect as the Fund or the particular fund. If the Advisory Agreement is no longer in effect, the Fund or the particular fund (to the extent that it lawfully can) will cease to use such name or any other name indicating that it is advised by or otherwise connected with the Adviser. In addition, John Hancock Life Insurance Company, an affiliate of the Adviser, may grant the nonexclusive right to use the name "John Hancock" or any similar name to any other corporation or entity, including but not limited to any investment company of which the Adviser or any subsidiary or affiliate thereof or any successor to the business of any subsidiary or affiliate thereof is the investment adviser.

     The Advisory Agreement and Distribution Agreement (discussed below) were approved by all of the Trustees. The Advisory Agreement and Distribution Agreement will continue in effect from year to year, provided that its continuance is approved annually both by (i) by the holders of a majority of the outstanding voting securities of the Trust or by the Trustees, and (ii) by a majority of the Trustees who are not parties to the Agreement or "interested persons" of any such parties. Both agreements may be terminated on 60 days written notice by any party or by a vote of a majority of the outstanding voting securities of a Fund, and each will terminate automatically if it is assigned.

THE SUBADVISORY AGREEMENTS

     Duties of the Subadvisers. Under the terms of each of the current subadvisory agreements, including the consulting agreement with Citigroup Asset Management Limited ("CAM Limited"), the Deutsche Subadvisory Consulting Agreement and the FMR sub-subadvisory Agreement (collectively "Subadvisory Agreements"), the Subadviser manages the investment and reinvestment of the assets of the assigned funds, subject to the supervision of the Fund's Board of Trustees and the Adviser. (In the case of the SaBAM Limited Consulting Agreement, the Deutsche Subadvisory Consulting Agreement and the FMR Sub-subadvisory Agreement), the activities of the Subadviser are also subject to the supervision of SaBAM, MFC Global Investment Management (U.S.A.) Limited. ("MFC Global (U.S.A.)") and FMR, respectively.) The Subadviser formulates a continuous investment program for each such portfolio consistent with its investment objectives and policies outlined in the Prospectus. Each Subadviser implements such programs by purchases and sales of securities and regularly reports to the Adviser and the Board of Trustees of the Fund with respect to the implementation of such programs. (In the case of the Deutsche Subadvisory Consulting Agreement for the Lifestyle Portfolios, Deutsche does not purchase and sell securities but rather provides information and services to MFC Global (U.S.A.) to assist MFC Global (U.S.A.) in this process as noted below.) Each Subadviser, at its expense, furnishes all necessary investment and management facilities, including salaries of personnel required for it to execute its duties, as well as administrative facilities, including bookkeeping, clerical personnel, and equipment necessary for the conduct of the investment affairs of the assigned funds.

     The information and services Deutsche provides to MFC Global (U.S.A.) pursuant to the Subadvisory Consulting Agreement for the Lifestyle Portfolios are as follows:

a. Deutsche will provide MFC Global (U.S.A.) the following information and services as may be requested by MFC Global (U.S.A.) from time to time:

          - calculate the probability that the subadvisers to the non-Lifestyle Portfolio funds outperform their performance benchmarks;

          - perform statistical performance analysis of historical manager returns for managers that MFC Global (U.S.A.) would like to include in its potential line up on a quarterly basis;

          - using Deutsche's proprietary optimization technology, Deutsche will seek to optimize Lifestyle Portfolio investments consistent with the performance objective specified by the Subadviser (i.e. the probability of out-performing a benchmark, minimum shortfall relative to the benchmark, and specification of the benchmark for each Lifestyle Portfolio, and any constraints that MFC Global (U.S.A.) may specify on allocations to non-Lifestyle Portfolio funds on a quarterly basis;

          - consult with MFC Global (U.S.A.) to explain proposed allocations on a quarterly basis and review past performance of the Lifestyle Portfolios provided that Deutsche is given information on the performance of these Lifestyle Portfolios and the actual allocations implemented.

     Subadvisory Fees. As compensation for their services, the Subadvisers receive fees from the Adviser computed separately for each fund. In respect of the two subadvisory consulting agreements, the subadvisory fees are paid by the Subadviser to the entity providing the consulting services as described below. The fee for each fund is determined as an annual percentage of the current value of the "aggregate net assets" of the fund. "Aggregate net assets" of a fund include the net assets of the fund and in most cases the net assets of one or more other portfolios (or portions thereof), but in each case only for the period during which the subadviser to the fund also serves as the subadviser to the other portfolio(s) (or portions thereof). The fee for each fund is based on the applicable annual rate for the fund which for each day is equal to the quotient of (i) the sum of the amounts determined by applying the annual percentage rates for the fund to the applicable portions of aggregate net assets divided by (ii) aggregate net assets (the "Applicable Annual Fee Rate"). The fee for each fund is accrued daily and paid monthly to the subadviser. The daily fee accruals are computed by multiplying the fraction of one over the number of calendar days in the year by the Applicable Annual Fee Rate, and multiplying this product by the net assets of the fund.

     CAM Limited Subadvisory Consulting Agreement. The Prospectus refers to a subadvisory consulting agreement between SaBAM and CAM Limited which is subject to certain conditions as set forth in the Prospectus. Under that agreement SaBAM Limited provides certain investment advisory services to SaBAM relating to currency transactions and investments in non-dollar denominated debt securities for the benefit of the Strategic Bond Fund.

          Ownership of SaBAM Limited. CAM Limited is an indirect wholly owned subsidiary of Citigroup. The business address of CAM Limited is Citigroup Centre, Canada Square, London, E14 5LB, United Kingdom.

          Fee Paid to SaBAM Limited. SaBAM pays SaBAM Limited, as full compensation for all services provided under the subadvisory consulting agreement, a portion of its subadvisory fee. The amount paid to SaBAM Limited is equal to the fee payable under SaBAM's subadvisory agreement multiplied by the current value of the net assets of the portion of the assets of the Strategic Bond Fund that SaBAM Limited has been delegated to manage divided by the current value of the net assets of the fund. The Fund does not incur any expenses in connection with SaBAM Limited's services other than the advisory fee.

     DeAM Subadvisory Consulting Agreement for the Lifestyle Portfolios. The Prospectus refers to a subadvisory consulting agreement between MFC Global (U.S.A.) and DeAM for the provision of subadvisory consulting services to MFC Global (U.S.A.) in regards to the Lifestyle Portfolios. A portion of the subadvisory fee paid to MFC Global (U.S.A.) by the Adviser is paid by MFC Global (U.S.A.) to DeAM. The Lifestyle Portfolios do not incur any expenses in connection with DeAM's services other than the advisory fee.

     FMR Sub-Subadvisory Agreement for the Funds Managed by FMR. The Prospectus refers to a sub-subadvisory agreement between FMR and FMR Co., Inc. (FMRC) for the provision of subadvisory consulting services to FMR in regards to the funds managed by FMR. These funds do not incur any expenses in connection with FMRC's services other than the advisory fee.

          Control of FMR's Investment Advisers. FMR Corp., organized in 1972, is the ultimate parent company of FMR and FMRC. The voting common stock of FMR Corp. is divided into two classes. Class B is held predominantly by members of the Edward C. Johnson 3d family and is entitled to 49% of the vote on any matter acted upon by the voting common stock. The Johnson family group and all other Class B shareholders have entered into a shareholders' voting agreement under which all Class B shares will be voted in accordance with the majority vote of Class B shares. Under the 1940 Act, control of a company is presumed where one individual or group of individuals owns more than 25% of the voting stock of that company. Therefore, through their ownership of voting common stock and the execution of the shareholders' voting agreement, members of the Johnson family may be deemed, under the 1940 Act, to form a controlling group with respect to FMR Corp.

     Business Arrangement Between the Adviser and Grantham, Mayo, Van Otterloo & Co., LLC ("GMO"). GMO is the subadviser to a number of funds of the Fund, including the U.S. Multi Sector Fund. As a part of the overall business arrangement between the Adviser and GMO under which the Adviser has obtained exclusive rights to certain GMO investment management services for up to five years, the Adviser has agreed that under certain circumstances it (and not the Fund or the U.S. Multi Sector Fund) will pay GMO $1 million if the GMO subadvisory agreement for the U.S. Multi Sector Fund is terminated within a five year period from the date of its effectiveness.

The Adviser has also agreed that, subject to its fiduciary duties as an investment adviser to the U.S. Multi Sector Fund and its shareholders, it will not recommend to the Board of Trustees to terminate the subadvisory agreement for the U.S. Multi Sector Fund or to reduce any of the fees payable thereunder to GMO for a five year period from the date of its effectiveness. Substantially similar agreements (with varying amounts to be paid upon termination) apply with respect to certain other John Hancock funds that are or will be advised by the Adviser and subadvised by GMO. The Fund is not a party to any of these arrangements, and they are not binding upon the Fund, the U.S. Multi Sector Fund or the Board of Trustees. However, these arrangements present certain conflicts of interest because the Adviser has a financial incentive to support the continuation of GMO subadvisory agreements, including the subadvisory agreement for the for the U.S. Multi Sector Fund, for as long as the termination provisions described above remain in effect. In approving the Advisory Agreement and the GMO subadvisory agreement for the U.S. Multi Sector Fund, the Board of Trustees, including the Independent Trustees, was aware of and considered these potential conflicts of interest, including any financial obligations of the Adviser to GMO.

     Davis Administrative Service Agreement. The Adviser has entered into an Administrative Service Agreement with Davis Selected Advisers, L.P. ("Davis") pursuant to which Davis will pay the Adviser an administrative service fee of ..05% of the average net assets of the Fundamental Value Fund and the Financial Services Fund for administrative and investor support services provided by the Adviser to these funds.

ADDITIONAL INFORMATION APPLICABLE TO SUBADVISORY AGREEMENTS

     Term of Each Subadvisory Agreement. Each Subadvisory Agreement will initially continue in effect as to a fund for a period no more than two years from the date of its execution (or the execution of an amendment making the agreement applicable to that fund) and thereafter if such continuance is specifically approved at least annually either (a) by the Trustees or (b) by the vote of a majority of the outstanding voting securities of the Fund. In either event, such continuance shall also be approved by the vote of the majority of the Trustees who are not interested persons of any party to the Agreements.

     Any required shareholder approval of any continuance of any of the Agreements shall be effective with respect to any fund if a majority of the outstanding voting securities of that fund votes to approve such continuance even if such continuance may not have been approved by a majority of the outstanding voting securities of (a) any other fund affected by the Agreement or
(b) all of the funds of the Fund.

     Failure of Shareholders to Approve Continuance of any Subadvisory Agreement. If the outstanding voting securities of any fund fail to approve any continuance of any Subadvisory Agreement, the party may continue to act as investment subadviser with respect to such fund pending the required approval of the continuance of such Agreement or a new agreement with either that party or a different subadviser, or other definitive action.

     Termination of the Agreements. The Subadvisory Agreements may be terminated at any time without the payment of any penalty on 60 days' written notice to the other party or parties to the Agreements, and also to the Fund. The following parties may terminate the agreements:

     -    the Board of Trustees of the Fund;

     - with respect to any fund, a majority of the outstanding voting securities of such fund;

     -    the Adviser; and

     -    the respective Subadviser.

     The Agreements will automatically terminate in the event of their assignment.

     Under certain circumstances, the termination of the subadvisory agreement with GMO with respect to the U.S. Multi Sector Fund within five years of its effective date may result in the payment to GMO by the Adviser (and not by the Fund or the U.S. Multi Sector Fund) of a termination fee. See "The Subadvisory Agreements - Business Arrangement Between the Adviser and GMO" above.

     Amendments to the Agreements. The Subadvisory Agreements may be amended by the parties to the agreement provided the amendment is approved by the vote of a majority of the outstanding voting securities of the Fund (except as noted below) and by the vote of a majority of the Board of Trustees of the Fund who are not interested persons of the Fund, the Adviser or the applicable Subadviser.

     The required shareholder approval of any amendment shall be effective with respect to any fund if a majority of the outstanding voting securities of that fund votes to approve the amendment, even if the amendment may not have been approved by a majority of the outstanding voting securities of (a) any other fund affected by the amendment or (b) all the funds of the Fund.

     As noted under "Subadvisory Arrangements" in the Prospectus, an SEC order permits the Adviser to appoint a subadviser (other than an Affiliated Subadviser) or change a subadvisory fee or otherwise amend a subadvisory agreement (other than for an Affiliated Subadviser) pursuant to an agreement that is not approved by shareholders.

APPROVAL OF ADVISORY AND SUBADVISORY AGREEMENTS BY THE BOARD OF TRUSTEES

     The Board of Trustees of the Fund, including at least a majority of the Independent Trustees, have approved the Advisory Agreement and each of the Subadvisory Agreements. In connection with the approval of each of these agreements, the Board considered numerous factors, including:

     (i) the nature, quality and scope of the services provided by the Adviser or the Subadviser;

     (ii) performance information regarding the funds advised by the Adviser or Subadviser;

     (iii) performance information regarding the funds advised by the Adviser or Subadviser relative to funds with similar objectives and policies;

     (iv) the cost and expected profitability to the Adviser of providing portfolio management services to the funds; and

     (v) the proposed advisory fee and subadvisory fee (including breakpoints) for each fund in relation to the fees of other comparable portfolios.

     At each meeting approving the Advisory Agreement or any of the Subadvisory Agreements, the Board was provided with an analysis of its fiduciary obligations and had the assistance of independent legal counsel.

OTHER SERVICES

     Accounting and Legal Services Agreement. The Fund, on behalf of the funds, is a party to an Accounting and Legal Services Agreement with the Adviser. Pursuant to this Agreement, the Adviser provides the Fund with certain tax, accounting and legal services.

     Proxy Voting. The Board of Trustees has delegated to the subadvisers to the funds the authority to vote proxies on behalf of the funds and have approved the proxy voting policies of the subadvisers. guidelines of the Adviser and will review the guidelines and suggest changes as they deem advisable. The proxy voting policies of the Fund and each of its subadvisers are set forth in Appendix C. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-moth period ended June 30th will be available (1) without charge, upon request, by calling 1-800-225-5291 or (2) on the Fund's website: www.jhfunds.com/proxy or on the SEC's website at www.sec.gov.

DISTRIBUTION AGREEMENTS

     The Fund has a Distribution Agreement with John Hancock Funds, LLC ("John Hancock Funds" or the "Distributor"). Under the agreement John Hancock Funds is obligated to use its best efforts to sell shares of the Fund. Shares of each fund are also sold by selected broker-dealers, banks and registered investment advisors

("Selling Firms") that have entered into selling agreements with John Hancock Funds. These Selling Firms are authorized to designate other intermediaries to receive purchase and redemption orders on behalf of the Fund. John Hancock Funds accepts orders for the purchase of the shares of the Fund that are continually offered at net asset value next determined, plus any applicable sales charge, if any. In connection with the sale of Fund shares, John Hancock Funds and Selling Firms receive compensation from a sales charge imposed, in the case of Class A shares, at the time of sale. In the case of Class B and Class C shares, the Selling Firm receives compensation immediately but the Distributor is compensated on a deferred basis.

     Because the funds have not completed a full year of operations as of the date of this Statement of Additional Information, no information regarding underwriting commissions is included.

     The Fund's Trustees adopted Distribution Plans with respect to each class of shares (other than Class NAV and Class R5 shares) pursuant to Rule 12b-1 under the 1940 Act (the "12b-1 Plans"). Under the 12b-1 Plans, the funds will pay distribution and service fees at an aggregate annual rate of up to 0.30% for Class A shares, 1.00% for Class B and Class C shares, 0.50% for Class R3 shares, 0.25% for Class R4 shares, 0.05% for Class 1 shares, and 0.40% for Class 3 shares (0.55% in the case of the Class 3 shares of the Lifestyle Portfolios) of the fund's average daily net assets attributable to shares of the respective class of shares. However, the service fees will not exceed 0.25% of the fund's average daily net assets attributable to each class of shares. The distribution fees under the 12b-1 Plans will be paid to John Hancock Funds. As the Distributor, John Hancock Funds may spend such amounts as it deems appropriate on any activities or expenses primarily intended to result in the sale of shares of the particular class, including but not limited to: (i) compensation to Selling Firms and others (including affiliates of John Hancock Funds) that are engaged in or support the sale of Fund shares; and (ii) marketing, promotional and overhead expenses incurred in connection with the distribution of Fund shares. The service fees under the 12b-1 Plans may be used to compensate Selling Firms and others for providing personal and account maintenance services to shareholders. The fees paid under the Class 1 and Class 3 shares 12b-1 Plans may also be used for certain shareholder and administrative services.

     The 12b-1 Plans and all amendments were approved by the Trustees, including a majority of the Trustees who are not interested persons of the Fund and who have no direct or indirect financial interest in the operation of the 12b-1 Plans (the "Independent Trustees"), by votes cast in person at meetings called for the purpose of voting on the 12b-1 Plans.

     Pursuant to the 12b-1 Plans, at least quarterly, John Hancock Funds provides the Fund with a written report of the amounts expended under the 12b-1 Plans and the purpose for which these expenditures were made. The Trustees review these reports on a quarterly basis to determine their continued appropriateness.

     The 12b-1 Plans provide that they will continue in effect only so long as each 12b-1 Plan's continuance is approved at least annually by a majority of both the Trustees and the Independent Trustees. The 12b-1 Plans provide that they may be terminated without penalty, (a) by a vote of a majority of the Independent Trustees and (b) by a vote of a majority of the Fund's outstanding shares of the applicable class upon 60 days' written notice to John Hancock Funds. The 12b-1 Plans further provide that they may not be amended to increase materially the maximum amount of the fees for the services described therein without the approval of a majority of the outstanding shares of the class of the fund which has voting rights with respect to that 12b-1 Plan. Each 12b-1 Plan provides that no material amendment to the Plan will be effective unless it is approved by a majority vote of the Trustees and the Independent Trustees of the Fund. The holders of Class A, Class B, Class C, Class R3, Class R4, Class 1 and Class 3 shares have exclusive voting rights with respect to the 12b-1 Plan applicable to their respective class of shares. In adopting the 12b-1 Plans, the Trustees concluded that, in their judgment, there is a reasonable likelihood that the 12b-1 Plans will benefit the holders of the applicable class of shares of each fund.

     Class NAV shares and Class R5 shares of the Fund are not subject to any distribution plan. Expenses associated with the obligation of John Hancock Funds to use its best efforts to sell Class NAV and Class R5 shares will be paid by the Adviser or by John Hancock Funds and will not be paid from the fees paid under the Plan for any other class of shares.

     Amounts paid to John Hancock Funds by any class of shares of the Fund will not be used to pay the expenses incurred with respect to any other class of shares of the Fund; provided, however, that expenses attributable to the Fund as a whole will be allocated, to the extent permitted by law, according to the formula based upon gross sales dollars and/or average daily net assets of each such class, as may be approved from time to time by vote of a majority of the Trustees. From time to time, the Fund may participate in joint distribution activities with other mutual funds and the costs of those activities will be borne by each Fund in proportion to the relative net asset value of the participating Fund.

     The 12b-1 plans recognize that the Adviser may use its management fee revenue under the Advisory Agreement with the Fund as well as its past profits or other resources from any source to make payments with respect to expenses incurred in connection with the distribution of shares of the Fund. To the extent that the payment of management fees by the Fund to the Adviser should be deemed to be the indirect financing of any activity primarily intended to result in the sale of shares of a class within the meaning of Rule 12b-1, such payments are deemed to be authorized by the 12b-1 Plans.

     The Fund has also adopted a separate Service Plan with respect to each of its Class R3, Class R4 and Class R5 shares (the "Service Plan"). The Service Plan authorizes the Fund to pay securities dealers, plan administrators or other service organizations who agree to provide certain services to retirement plans or plan participants holding shares of the funds a service fee of up to a specified percentage of the funds' average daily net assets attributable to the applicable class of shares held by such plan participants. The percentages are 0.15% for Class R3 shares, 0.10% for Class R4 shares and 0.05% for Class R5 shares. The services may include (a) acting, directly or through an agent, as the shareholder and nominee for all plan participants; (b) maintaining account records for each plan participant that beneficially owns the applicable class of shares; (c) processing orders to purchase, redeem and exchange the applicable class of shares on behalf of plan participants, and handling the transmission of funds representing the purchase price or redemption proceeds; (d) addressing plan participant questions regarding their accounts and the funds; and (e) other services related to servicing such retirement plans.

SUBADVISER MARKETING SUPPORT

Subadvisers of funds of John Hancock Funds II, which are also subadvisers of corresponding portfolios of John Hancock Trust, may from time to time provide marketing support for insurance products that offer the Fund or John Hancock Trust as an underlying investment vehicle ("John Hancock Insurance Products") through a variety of methods such as (a) permitting employees of the subadviser, including portfolio managers, to attend meetings with John Hancock and other sales personnel with the subadviser offsetting a portion of the cost of such meetings and (b) offsetting travel and other expenses of the subadviser's wholesalers that support John Hancock Insurance Products. All such subadviser marketing support is voluntary and not all subadvisers provide such support. Certain of the subadvisers also manage proprietary mutual funds that are used as investment options by John Hancock pension products and such marketing support also relates to these pension products. Subadviser marketing support payments are not a factor that the Adviser considers when selecting or terminating subadvisers for the funds. For the period January 1, 2005 through June 30, 2005, the total amount of all such payments made by subadvisers which during such period were subadvisers to portfolios of John Hancock Trust was approximately $859,000.

SALES COMPENSATION

     As part of its business strategy, the Fund, along with John Hancock Funds, pays compensation to Selling Firms that sell the Fund's shares. These firms typically pass along a portion of this compensation to your broker or financial representative.

     The primary sources of Selling Firm compensation payments for sales of shares of the Fund are (1) the 12b-1 fees that are applicable to the class of shares being sold and that are paid out of a fund's assets and (2), in the case of Class A, Class B and Class C shares, sales charges paid by investors. The sales charges and 12b-1 fees are detailed in the Prospectus and under "Distribution Agreements" in this Statement of Additional Information. The portions of these expenses that are paid to Selling Firms are shown on the next page. For Class NAV shares, John Hancock Funds may make a one-time payment at the time of initial purchase out of its own resources to a Selling Firm which sells shares of the funds. This payment may not exceed 0.15% of the amount invested.

     INITIAL COMPENSATION Whenever you make an investment in Class A, Class B or Class C shares of a fund, the Selling Firm receives a reallowance/payment/commission as described below. The Selling Firm also receives the first year's 12b-1 service fee at this time.

     For Class A, Class B and Class C shares of a fund, beginning in the second year after an investment is made, the Selling Firm receives an annual 12b-1 service fee of 0.25% of its average daily net (aged) assets. In addition, beginning in the second year after an investment is made in Class C shares, the Distributor will pay the Selling Firm a distribution fee in an amount not to exceed 0.75% of the average daily net (aged) assets. These service and distribution fees are paid quarterly in arrears.

     Selling Firms receive service and distribution fees with respect to Class A, Class B and Class C shares if, for the preceding quarter, (1) their clients/shareholders have invested combined average daily net assets of no less than $1,000,000 in eligible (aged) assets; or (2) an individual registered representative of the Selling Firm has no less than $250,000 in eligible (aged) assets. The reason for these criteria is to save the Fund the expense of paying out de minimus amounts. As a result, if a Selling Firm does not meet one of the criteria noted above, the money for that firm's fees remains in the Fund.

     John Hancock Funds may pay all or part of the Rule 12b-1 fees applicable to the Class 1 shares of a fund to one or more affiliated and unaffiliated insurance companies that have issued group annuity contracts for which the fund serves as an investment vehicle as compensation for providing some or all of the types of services contemplated by the 12b-1 Plan.

     John Hancock Funds pays all of the Rule 12b-1 fees applicable to the Class 3 shares of a fund to its affiliate, John Hancock Distributors LLC ("John Hancock Distributors"). John Hancock Distributors enters into agreements with selling dealers to sell Class 3 shares of the Fund to qualified pension and profit-sharing plans pursuant to an integrated program of investment, record keeping, administrative and other plan services sponsored by John Hancock Distributors. The agreements also provide for the sale to plans of other funds participating in the program. John Hancock Distributors pays the selling dealer with respect to a plan as follows (or as the plan, the selling dealer and John Hancock Distributors may otherwise agree):

     A fee, payable weekly, equal to 1.00% of the first $5 million, 0.75% of the second $5 million, 0.50% of the third $5 million and 0.25% of the balance of the assets of the plan transferred or contributed to the program and invested in the Trust and other participating funds during the first year in which the plan participates in the program; and thereafter, a fee, payable monthly, at an rate equal to 0.25% annually of the net asset value of the share of the Trust and other participating funds held by the plan under the program.

     ADDITIONAL COMPENSATION John Hancock Funds, at its expense, and without additional cost to any fund or its shareholders, may provide significant additional compensation to a Selling Firm in connection with its promotion of a fund or sale of shares of a fund. John Hancock Funds may make payments to Selling Firms for marketing support and/or shareholder administrative services. These market support payments may include financial assistance to Selling Firms in connection with their marketing and sales development programs for their registered representatives and other employees, as well as payment for travel expenses, including lodging, incurred by registered representatives and other employees for such marketing and sales development programs, as well as assistance for seminars for the public, advertising and sales campaigns regarding one or more funds, and other

Selling Firm-sponsored events or activities. From time to time, John Hancock Funds may provide expense reimbursements for special training of a Selling Firm's registered representatives and other employees in group meetings. Non-cash compensation may also take the form of occasional gifts, meals, tickets or other entertainment as limited by NASD requirements. Payments may also include amounts for sub-administration and other services for shareholders whose shares are held of record in omnibus or other group accounts. Other compensation, such as asset retention fees, finder's fees and reimbursement for wire transfer fees or other administrative fees and costs may be offered to the extent not prohibited by law or any self-regulatory agency such as the NASD. John Hancock Funds compensates Selling Firms differently depending upon, among other factors, the level and/or type of marketing support provided by the Selling Firm. The level of payments made to a Selling Firm in any given year will vary and may be substantial. These payments may provide an incentive to a Selling Firm to actively promote the funds or cooperate with John Hancock Funds' promotional efforts. Depending on the arrangements in place at any particular time, Selling Firms may have a financial incentive to recommend a particular fund or a share class. You should ask your Selling Firm for more information about any services it provides, as well as about fees, commissions and/or marketing support payments.

              FIRST YEAR BROKER OR OTHER SELLING FIRM COMPENSATION

                                 INVESTOR PAYS
                                 SALES CHARGE     SELLING FIRM      SELLING FIRM
                                (% OF OFFERING      RECEIVES       RECEIVES 12B-1    TOTAL SELLING FIRM
CLASS A INVESTMENTS                 PRICE)       COMMISSION (1)   SERVICE FEE (2)   COMPENSATION (3)(4)
-------------------             --------------   --------------   ---------------   -------------------
Up to $49,999                        5.00%            4.01%            0.25%               4.25%
$50,000 - $99,999                    4.50%            3.51%            0.25%               3.75%
$100,000 - $249,999                  3.50%            2.61%            0.25%               2.85%
$250,000 - $499,999                  2.50%            1.86%            0.25%               2.10%
$500,000 - $999,999                  2.00%            1.36%            0.25%               1.60%

INVESTMENTS OF CLASS A SHARES
OF $1 MILLION OR MORE (5)

First $1M - $4,999,999                 --             0.75%            0.25%               1.00%
Next $1 - $5M above that               --             0.25%            0.25%               0.50%
Next $1 or more above that             --             0.00%            0.25%               0.25%

CLASS B INVESTMENTS

All amounts                            --             3.75%            0.25%               4.00%

CLASS C INVESTMENTS

All amounts                            --             0.75%            0.25%               1.00%

(1) For Class A investments under $1 million, a portion of the Selling Firm's commission is paid out of the sales charge.

(2) For Class A, B and C shares, the Selling Firm receives 12b-1 fees in the first year as a % of the amount invested and after the first year as a % of average daily net eligible assets. For Selling Firms with a fee-based/WRAP program agreement with John Hancock Funds, the Selling Firm receives 12b-1 fees in the first year as a % of average daily net eligible assets. Certain retirement platforms also receive 12b-1 fees in the first year as a % of average daily net eligible assets. Quarterly payments are made in arrears.

(3) Selling Firm commission and 12b-1 service fee percentages are calculated from different amounts, and therefore may not equal the total Selling Firm compensation percentages if combined using simple addition.

(4)  Underwriter retains the balance.

(5) See "Initial Sales Charge on Class A Shares" for a discussion on how to qualify for a reduced sales charge. John Hancock Funds may take recent redemptions into account in determining if an investment qualifies as a new investment.

CDSC revenues collected by John Hancock Funds may be used to pay Selling Firm commissions when there is no initial sales charge.

NET ASSET VALUE

     For purposes of calculating the net asset value ("NAV") of a fund's shares, the following procedures are utilized wherever applicable.

     Except for the types of securities described below, securities held by the portfolios will be valued as follows:

     - Securities which are traded on stock exchanges (including securities traded in both the over-the-counter market and on an exchange) are valued at the last sales price as of the close of the regularly scheduled day-time trading of the New York Stock Exchange on the day the securities are being valued, or, lacking any sales, at the closing bid prices.

     - Securities traded only in the over-the-counter market are valued at the last bid prices quoted by brokers that make markets in the securities at the close of day-time trading on the New York Stock Exchange.

     - Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by the Trustees or their designee.

     - Shares of the underlying funds held by the Lifestyle Portfolios are valued at their net asset value as described in the Prospectus under "Valuation of Shares."

     Non-Negotiable Security. A non-negotiable security not treated as an illiquid security because it may be redeemed with the issuer, subject to a penalty for early redemption, shall be assigned a value that takes into account the reduced amount that would be received if it were currently liquidated.

     Debt Instruments with Remaining Maturities of 60 Days or less; All Instruments Held by the Money Market Fund. Debt instruments with a remaining maturity of 60 days or less held by each of the funds, other than the Money Market Fund, and all instruments held by the Money Market Fund, will be valued on an amortized cost basis. Under this method of valuation, the instrument is initially valued at cost (or in the case of instruments initially valued at market value, at the market value on the day before its remaining maturity is such that it qualifies for amortized cost valuation). After the initial valuation, the Fund assumes a constant proportionate amortization in value until maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price that would be received upon sale of the instrument.

     Money Market Fund - Rule 2a-7. The Money Market Fund uses the amortized cost valuation method in reliance upon Rule 2a-7 under the 1940 Act. As required by this rule, the Money Market Fund will maintain a dollar weighted average maturity of 90 days or less. In addition, the Money Market Fund is only permitted to purchase securities that the Subadviser determines present minimal credit risks and at the time of purchase are "eligible securities," as defined by Rule 2a-7. Generally, eligible securities must be rated by a nationally recognized statistical rating organization in one of the two highest rating categories for short-term debt obligations or be of comparable quality. The Money Market Fund will invest only in obligations that have remaining maturities of 397 days or less.

     The Trustees have established procedures designed to stabilize, to the extent reasonably possible, the Money Market Fund's price per share as computed for the purpose of sales and redemptions at $10.00. The procedures include a direction to the Adviser to establish procedures that will allow for the monitoring of the propriety of the continued use of amortized cost valuation to maintain a constant net asset value of $10.00 per share. The procedures also include a directive to the Adviser that requires that to determine net asset value per share based upon available market quotations, the Money Market Fund shall value weekly (a) all portfolio instruments for which market quotations are readily available at market, and (b) all portfolio instruments for which market quotations are not readily available or are not obtainable from a pricing service, at their fair value as determined in good faith by the Trustees (the actual calculations, however, may be made by persons acting pursuant to the direction of the Trustees.) If the fair value of a security needs to be determined, the Subadviser will provide determinations, in accordance with procedures and methods established by the Trustees of the Fund, of the fair value of securities held by the Money Market Fund.

     In the event that the deviation from the amortized cost exceeds 0.50 of 1% or $0.05 per share in net asset value, the Adviser shall promptly call a special meeting of the Trustees to determine what, if any, action should be initiated. Where the Trustees believe the extent of any deviation from the Money Market Fund's amortized cost price per share may result in material dilution or other unfair results to investors or existing shareholders, they shall take the action they deem appropriate to eliminate or reduce to the extent reasonably practical such dilution or unfair results. The actions that may be taken by the Trustees include, but are not limited to:

     -    redeeming shares in kind;

     - selling portfolio instruments prior to maturity to realize capital gains or losses or to shorten the average portfolio maturity of the Money Market Fund;

     -    withholding or reducing dividends;

     - utilizing a net asset value per share based on available market quotations; or

     - investing all cash in instruments with a maturity on the next business day.

     The Money Market Fund may also reduce the number of shares outstanding by redeeming proportionately from shareholders, without the payment of any monetary compensation, such number of full and fractional shares as is necessary to maintain the net asset value at $10.00 per share.

INITIAL SALES CHARGE ON CLASS A SHARES

     Class A, Class B and Class C shares of a fund are offered at a price equal to their net asset value plus a sales charge which, at the option of the purchaser, may be imposed either at the time of purchase (the "initial sales charge") or on a contingent deferred basis (the "contingent deferred sales charge" or "CDSC"). The Fund does not issue share certificates. Shares are electronically recorded. The Trustees reserve the right to change or waive the Fund's minimum investment requirements and to reject any order to purchase shares (including purchase by exchange) when in the judgment of the Adviser such rejection is in the Fund's best interest.

     The sales charges applicable to purchases of Class A shares of a fund are described in the Prospectus. Methods of obtaining reduced sales charges referred to generally in the Prospectus are described in detail below. In calculating the sales charge applicable to current purchases of Class A shares of a fund, the investor is entitled to accumulate current purchases with the current offering price of the Class A, Class B, Class C, Class R and Class I shares of the John Hancock mutual funds owned by the investor (see "Combination Privilege" and "Accumulation Privilege" below).

     IN ORDER TO RECEIVE THE REDUCED SALES CHARGE, THE INVESTOR MUST NOTIFY HIS OR HER FINANCIAL ADVISER AND/OR THE FINANCIAL ADVISER MUST NOTIFY JOHN HANCOCK SIGNATURE SERVICES, INC. ("SIGNATURE SERVICES") AT THE TIME OF PURCHASE OF THE CLASS A SHARES, ABOUT ANY OTHER JOHN HANCOCK MUTUAL FUNDS OWNED BY THE INVESTOR, THE INVESTOR'S SPOUSE AND THEIR CHILDREN UNDER THE AGE OF 21 LIVING IN THE SAME HOUSEHOLD (SEE "COMBINATION AND ACCUMULATION PRIVILEGE" BELOW). THIS INCLUDES INVESTMENTS HELD IN A RETIREMENT ACCOUNT, AN EMPLOYEE BENEFIT PLAN OR AT A BROKER OR FINANCIAL ADVISER OTHER THAN THE ONE HANDLING YOUR CURRENT PURCHASE. JOHN HANCOCK WILL CREDIT THE COMBINED VALUE, AT THE CURRENT OFFERING PRICE, OF ALL ELIGIBLE ACCOUNTS TO DETERMINE WHETHER YOU QUALIFY FOR A REDUCED SALES CHARGE ON YOUR CURRENT PURCHASE. JOHN HANCOCK SIGNATURE SERVICES, INC. WILL AUTOMATICALLY LINK CERTAIN ACCOUNTS REGISTERED IN THE SAME CLIENT NAME, WITH THE SAME TAXPAYER IDENTIFICATION NUMBER, FOR THE PURPOSE OF QUALIFYING YOU FOR LOWER INITIAL SALES CHARGE RATES. YOU MUST NOTIFY JOHN HANCOCK SIGNATURE SERVICES INC. AND YOUR BROKER-DEALER (FINANCIAL ADVISER) AT THE TIME OF PURCHASE OF ANY ELIGIBLE ACCOUNTS HELD BY YOUR SPOUSE OR CHILDREN UNDER 21, LIVING IN THE SAME HOUSEHOLD IN ORDER TO INSURE THESE ASSETS ARE LINKED TO YOUR ACCOUNTS.

Without Sales Charges. Class A shares may be offered without a front-end sales charge or CDSC to various individuals and institutions as follows:

     - A Trustee or officer of the Fund; a Director or officer of the Adviser and its affiliates, subadvisers or Selling Firms; employees or sales representatives of any of the foregoing; retired officers, employees or Directors of any of the foregoing; a member of the immediate family (spouse, child, grandparent, grandchild, parent, sibling, mother-in-law, father-in-law, daughter-in-law, son-in-law, niece, nephew and same sex domestic partner; "Immediate Family") of any of the foregoing; or any fund, pension, profit sharing or other benefit plan for the individuals described above.

     - A broker, dealer, financial planner, consultant or registered investment advisor that has entered into a signed agreement with John Hancock Funds providing specifically for the use of fund shares in fee-based investment products or services made available to their clients.

     - Individuals transferring assets held in a SIMPLE IRA, SEP, or SARSEP invested in John Hancock Funds directly to an IRA.

     - Individuals converting assets held in an IRA, SIMPLE IRA, SEP, or SARSEP invested in John Hancock Funds directly to a ROTH IRA.

NOTE: Rollover investments to Class A shares from assets withdrawn from SIMPLE 401(k), TSA, 457, 403(b), 401(k), Money Purchase Pension Plan, Profit-Sharing Plan and any other qualified plans as described in the Internal Revenue Codes 401(a), 403(b), 457 and not specified above as waiver eligible, will be subject to applicable sales charges.

     - A member of a class action lawsuit against insurance companies who is investing settlement proceeds.

     - Certain retirement plans participating in Merrill Lynch servicing programs offered in Class A shares, including transferee recording arrangements, Merrill Lynch Connect Arrangements and third party administrator recordkeeping arrangements. See your Merrill Lynch Financial Consultant for further information.

     -    Retirement plans investing through the PruSolutionssm program.

     - Participants in certain 529 Plans that have a signed agreement with John Hancock Funds. No CDSC will be due for redemptions on plan purchases made at NAV with no finder's fee. However, if a plan had a finder's fee or commission, and the entire plan redeemed within 12 months of the first investment in the plan, a CDSC would be due.

     - Participant directed retirement plans with at least 100 eligible employees at the inception of the Fund account. Each of these employees may purchase Class A shares with no initial sales charge, if the plan sponsor notifies Signature Services of the number of employees at the time the account is established. However, if the shares are redeemed within 12 months of the inception of the plan, a CDSC will be imposed at the following rate:

Amount Invested              CDSC Rate
---------------              ---------
First $1 to $4,999,999         1.00%
Next $1 to $5M above that      0.50%
Next $1 or more above that     0.25%

In Kind Re-Registrations. A shareholder who withdraws funds via a tax reportable transaction, from one John Hancock fund account, that has previously paid a sales charge, and reregisters those assets directly to another John Hancock Fund account, without the assets ever leaving John Hancock Funds, may do so without paying a sales charge. The beneficial owner must remain the same, i.e., in kind.

Note: Rollover investments to Class A shares from assets withdrawn from SIMPLE 401(k), TSA, 457, 403(b), 401(k), Money Purchase Pension Plan, Profit-Sharing Plan and any other qualified plans as described in the Internal Revenue Codes 401(a), 403(b), 457 are not eligible for this provision, and will be subject to applicable sales charges.

Class A shares may also be purchased without an initial sales charge in connection with certain liquidation, merger or acquisition transactions involving other investment companies or personal holding companies.

Reducing Your Class A Sales Charges

Combination and Accumulation Privileges. For all shareholders in calculating the sales charge applicable to purchases of Class A shares made at one time, the purchases will be combined to reduce sales charges if made by (a) an individual, his or her spouse and their children under the age of 21 living in the same household, purchasing securities for his or their own account, (b) a trustee or other fiduciary purchasing for a single trust, estate or fiduciary account and
(c) groups which qualify for the Group Investment Program (see below). Qualified and non-qualified retirement plan investments can be combined to take advantage of this privilege. Class A investors may also reduce their Class A sales charge by taking into account not only the amount being invested but also the current offering price of all the Class A, Class B, Class C, Class I and Class R shares of all John Hancock funds already held by such person. However, Class A shares of John Hancock money market funds will only be eligible for the accumulation privilege if the investor has previously paid a sales charge on the amount of those shares. To receive a reduced sales charge, the investor must tell his or her financial adviser or Signature Services at the time of the purchase about any other John Hancock mutual funds held by that investor, his or her spouse and their children under the age of 21 living in the same household. Further information about combined purchases, including certain restrictions on combined group purchases, is available from Signature Services or a Selling Firm's representative.

Group Investment Program. Under the Combination and Accumulation Privileges, all members of a group may combine their individual purchases of Class A shares to potentially qualify for breakpoints in the sales charge schedule. This feature is provided to any group which (1) has been in existence for more than six months, (2) has a legitimate purpose other than the purchase of mutual fund shares at a discount for its members, (3) utilizes salary deduction or similar group methods of payment, and (4) agrees to allow sales materials of the fund in its mailings to members at a reduced or no cost to John Hancock Funds.

Letter of Intention. Reduced Class A sales charges under the Combination and Accumulation Privilege are also applicable to investments made pursuant to a Letter of Intention (the "LOI"), which should be read carefully prior to its execution by an investor. The Fund offers two options regarding the specified period for making investments under the LOI. All investors have the option of making their investments over a specified period of thirteen (13) months. Investors who are using the Fund as a funding medium for a retirement plan, however, may opt to make the necessary investments called for by the LOI over a forty-eight (48) month period. These retirement plans include traditional, Roth IRAs and Coverdell ESAs, SEP, SARSEP, 401(k), 403(b) (including TSAs), SIMPLE IRA, SIMPLE 401(k), Money Purchase Pension, Profit Sharing and Section 457 plans. An individual's non-qualified and qualified retirement plan investments can be combined to satisfy an LOI (either 13 or 48 months). Since some retirement plans are held in an omnibus account, an investor wishing to count retirement plan holdings towards a Class A purchase must notify Signature Services and his or her financial adviser of these holdings. Such an investment (including accumulations, combinations and reinvested dividends) must aggregate $50,000 or more during the specified period from the date of the LOI or from a date within ninety (90) days prior thereto, upon written request to Signature Services. Purchases made within 90 days prior to the signing of an LOI will be counted towards fulfillment of the LOI, however, the original sales charge will not be recalculated for these previous purchases. The sales charge applicable to all amounts invested after an LOI is signed is computed as if the aggregate amount intended to be invested had been invested immediately. If such aggregate amount is not actually invested, the difference in the sales charge actually paid and the sales charge payable had the LOI not been in effect is due from the investor. However, for the purchases actually made within the specified period (either 13 or 48 months) the sales charge applicable will not be higher than that which would have applied (including accumulations and combinations) had the LOI been for the amount actually invested.

     The LOI authorizes Signature Services to hold in escrow sufficient Class A shares (approximately 5% of the aggregate) to make up any difference in sales charges on the amount intended to be invested and the amount actually invested, until such investment is completed within the specified period, at which time the escrowed Class A shares will be released. If the total investment specified in the LOI is not completed, the Class A shares held in escrow may be redeemed and the proceeds used as required to pay such sales charge as may be due. By signing the LOI, the investor authorizes Signature Services to act as his attorney-in-fact to redeem any escrowed Class A shares and adjust the sales charge, if necessary. A LOI does not constitute a binding commitment by an investor to purchase, or by the Fund to sell, any additional Class A shares and may be terminated at any time.

DEFERRED SALES CHARGE ON CLASS B AND CLASS C SHARES

     Investments in Class B and Class C shares are purchased at net asset value per share without the imposition of an initial sales charge so that the Fund will receive the full amount of the purchase payment.

Contingent Deferred Sales Charge. Class B and Class C shares which are redeemed within six years or one year of purchase, respectively, will be subject to a contingent deferred sales charge ("CDSC") at the rates set forth in the Prospectus as a percentage of the dollar amount subject to the CDSC. The charge will be assessed on an amount equal to the lesser of the current market value or the original purchase cost of the Class B or Class C shares being redeemed. No CDSC will be imposed on increases in account value above the initial purchase prices or on shares derived from reinvestment of dividends or capital gains distributions.

     Class B shares are not available to retirement plans that had more than 100 eligible employees at the inception of the Fund account. You must notify Signature Services of the number of eligible employees at the time your account is established.

     The amount of the CDSC, if any, will vary depending on the number of years from the time of payment for the purchase of Class B shares until the time of redemption of such shares. Solely for purposes of determining the number of years from the time of any payment for the purchases of both Class B and Class C shares, all payments during a month will be aggregated and deemed to have been made on the first day of the month.

     In determining whether a CDSC applies to a redemption, the calculation will be determined in a manner that results in the lowest possible rate being charged. It will be assumed that your redemption comes first from shares you have held beyond the six-year CDSC redemption period for Class B or one year CDSC redemption period for Class C, or those you acquired through dividend and capital gain reinvestment, and next from the shares you have held the longest during the six-year period for Class B shares. For this purpose, the amount of any increase in a share's value above its initial purchase price is not subject to a CDSC. Thus, when a share that has appreciated in value is redeemed during the CDSC period, a CDSC is assessed only on its initial purchase price.

     When requesting a redemption for a specific dollar amount please indicate if you require the proceeds to equal the dollar amount requested. If not indicated, only the specified dollar amount will be redeemed from your account and the proceeds will be less any applicable CDSC.

Example:

You have purchased 100 Class B shares at $10 per share. The second year after your purchase, your investment's net asset value per share has increased by $2 to $12, and you have gained 10 additional shares through dividend reinvestment. If you redeem 50 shares at this time your CDSC will be calculated as follows:

- Proceeds of 50 shares redeemed at $12 per shares (50 x 12)   $ 600.00
- *Minus Appreciation ($12 - $10) x 100 shares                  (200.00)
- Minus proceeds of 10 shares not subject to CDSC
   (dividend reinvestment)                                      (120.00)
                                                               --------
- Amount subject to CDSC                                       $ 280.00

* The appreciation is based on all 100 shares in the account NOT just the shares being redeemed.

     Proceeds from the CDSC are paid to John Hancock Funds and are used in whole or in part by John Hancock Funds to defray its expenses related to providing distribution-related services to the Fund in connection with the sale of the Class B and Class C shares, such as the payment of compensation to select Selling Firms for selling Class B and Class C shares. The combination of the CDSC and the distribution and service fees facilitates the ability of the Fund to sell the Class B and Class C shares without a sales charge being deducted at the time of the purchase.

Waiver of Contingent Deferred Sales Charge. The CDSC will be waived on redemptions of Class B and Class C shares and Class A shares that are subject to a CDSC, unless indicated otherwise, in the circumstances defined below:

          For all account types:

     - Redemptions made pursuant to a fund's right to liquidate your account if you own shares worth less than $1,000.

     - Redemptions made under certain liquidation, merger or acquisition transactions involving other investment companies or personal holding companies.

     - Redemptions due to death or disability. (Does not apply to trust accounts unless trust is being dissolved.)

     - Redemptions made under the Reinstatement Privilege, as described in "Sales Charge Reductions and Waivers" of the Prospectus.

     - Redemption of Class B and Class C shares made under a periodic withdrawal plan or redemptions for fees charged by planners or advisors for advisory services, as long as your annual redemptions do not exceed 12% of your account value, including reinvested dividends, at the time you established your periodic withdrawal plan and 12% of the value of subsequent investments (less redemptions) in that account at the time you notify Signature Services. (Please note that this waiver does not apply to periodic withdrawal plan redemptions of Class A shares that are subject to a CDSC).

     - Certain retirement plans participating in Merrill Lynch servicing programs offered in Class A, Class B, Class C and Class R shares, including transferee recording arrangements, Merrill Lynch Connect Arrangements and third party administrator recordkeeping arrangements. See your Merrill Lynch Financial Consultant for further information.

     - Redemptions of Class A shares made after one year from the inception date of a retirement plan at John Hancock.

     - Redemptions of Class A shares by retirement plans that invested through the PruSolutions (SM) program.

          For Retirement Accounts (such as traditional, Roth IRAs and Coverdell ESAs, SIMPLE IRAs, SIMPLE 401(k), Rollover IRA, TSA, 457, 403(b), 401(k), Money Purchase Pension Plan, Profit-Sharing Plan and other plans as described in the Internal Revenue Code) unless otherwise noted.

     - Redemptions made to effect mandatory or life expectancy distributions under the Internal Revenue Code. (Waiver based on required, minimum distribution calculations for John Hancock Mutual Fund IRA assets only.)

     -    Returns of excess contributions made to these plans.

     - Redemptions made to effect certain distributions, as outlined in the chart on the following page, to participants or beneficiaries from employer sponsored retirement plans under sections 401(a) (such as Money Purchase Pension Plans and Profit-Sharing Plan/401(k) Plans), 403(b), 457 and 408 (SEPs and SIMPLE IRAs) of the Internal Revenue Code.

          Please see the following chart for some examples.

                        401 (A) PLAN
                       (401 (K), MPP,
                       PSP) 457 & 408
       TYPE OF         (SEPS & SIMPLE                                         IRA, IRA
    DISTRIBUTION            IRAS)           403 (B)            457            ROLLOVER       NON-RETIREMENT
--------------------   --------------   --------------   --------------   ----------------   --------------
Death or Disability    Waived           Waived           Waived           Waived             Waived

Over 70 1/2            Waived           Waived           Waived           Waived for         12% of account
                                                                          required           value annually
                                                                          minimum            in periodic
                                                                          distributions*or   payments
                                                                          12% of account
                                                                          value annually
                                                                          in periodic
                                                                          payments.

Between 59 1/2 and      Waived           Waived          Waived           Waived for Life    12% of account
70 1/2                                                                    Expectancy or      value annually
                                                                          12% of account     in periodic
                                                                          value annually     payments
                                                                          in periodic
                                                                          payments.

Under 59 1/2           Waived for       Waived for       Waived for       Waived for         12% of account
(Class B and Class C   annuity          annuity          annuity          annuity            value annually
only)                  payments (72t)   payments (72t)   payments (72t)   payments (72t)     in periodic
                       or 12% of        or 12% of        or 12% of        or 12% of          payments
                       account value    account value    account value    account value
                       annually in      annually in      annually in      annually in
                       periodic         periodic         periodic         periodic
                       payments.        payments.        payments.        payments.

Loans                  Waived           Waived           N/A              N/A                N/A

Termination of Plan    Not Waived       Not Waived       Not Waived       Not Waived         N/A

Hardships              Waived           Waived           Waived           N/A                N/A

Qualified Domestic     Waived           Waived           Waived           N/A                N/A
Relations Orders

Termination of         Waived           Waived           Waived           N/A                N/A
Employment Before
Normal Retirement
Age

Return of Excess       Waived           Waived           Waived           Waived             N/A

* Required minimum distributions based on John Hancock Mutual Fund IRA assets only.

     If you qualify for a CDSC waiver under one of these situations, you must notify Signature Services at the time you make your redemption. The waiver will be granted once Signature Services has confirmed that you are entitled to the waiver.

ELIGIBLE INVESTORS FOR CLASS R3, R4, R5, 1, 3 AND CLASS NAV SHARES

     Class R3, R4 and R5 shares are available only to qualified tuition programs under Section 529 of the Internal Revenue Code ("529 plans") distributed by John Hancock or one of its affiliates and retirement plans ("Retirement Plans") including 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans, defined benefit plans and non-qualified deferred compensation plans. Retirement Plans do not include IRA accounts except for Rollover IRA accounts for participants whose plans are invested in Class R shares funds. Retirement Plans do not include retail non-retirement accounts, traditional and Roth IRAs, Coverdell Educational Savings Accounts, SEPs, SAR-SEPs SIMPLE IRAs and individual 403(b) plans.

     Class 1 shares are sold only to certain exempt separate accounts of John Hancock Life Insurance Company (U.S.A.) and John Hancock Life Insurance Company of New York that fund exempt group annuity contracts issued by those insurance companies to qualified retirement plans.

     Class 3 shares are sold only to qualified retirement plans that have entered into an agreement with John Hancock Distributors LLC for a program of qualified plan services called John Hancock Retirement Select.

     Class NAV shares are sold to the five Lifestyle Portfolios of the Fund: the Lifestyle Aggressive Portfolio, Lifestyle Growth Portfolio, Lifestyle Balanced Portfolio, Lifestyle Moderate Portfolio and Lifestyle Conservative Portfolio. Each of the Lifestyle Portfolios is a "fund of funds" which invests in various other funds of John Hancock Funds II and John Hancock Funds III. Class NAV shares are also sold to certain institutional investors.

SPECIAL REDEMPTIONS

     Although it would not normally do so, the Fund has the right to pay the redemption price of shares of the Fund in whole or in part in portfolio securities as prescribed by the Trustees. When the shareholder sells portfolio securities received in this fashion, the shareholder will incur a brokerage charge. Any such securities would be valued for the purposes of making such payment at the same value as used in determining net asset value. The Fund has elected to be governed by Rule 18f-1 under the 1940 Act. Under that rule, the Fund must redeem its shares for cash except to the extent that the redemption payments to any shareholder during any 90-day period would exceed the lesser of $250,000 or 1% of the Fund's net asset value at the beginning of such period.

ADDITIONAL SERVICES AND PROGRAMS

     Exchange Privilege. The Fund permits exchanges of shares of any class for shares of the same class in any other John Hancock fund offering that same class at the time of the exchange. The registration for both accounts involved must be identical. Identical registration is determined by having the same beneficial owner on both accounts involved in the exchange.

     Exchanges between funds are based on their respective net asset values. No sales charge is imposed, except on exchanges of Class A shares from the Money Market Fund to another John Hancock fund, if a sales charge has not previously been paid on those shares. However, the shares acquired in an exchange will be subject to the CDSC schedule of the shares acquired if and when such shares are redeemed. For purposes of computing the CDSC payable upon redemption of shares acquired in an exchange, the holding period of the original shares is added to the holding period of the shares acquired in an exchange.

     If a retirement plan exchanges the plan's Class A account in its entirety from the Fund to a non-John Hancock investment, the one-year CDSC applies.

     The Fund reserves the right to require that previously exchanged shares (and reinvested dividends) be in a fund for 90 days before a shareholder is permitted a new exchange.

     An exchange of shares is treated as a redemption of shares of one fund and the purchase of shares of another for Federal Income Tax purposes. An exchange may result in a taxable gain or loss. See "Additional Information Concerning Taxes".

     Systematic Withdrawal Plan. The Fund permits the establishment of a Systematic Withdrawal Plan. Payments under this plan represent proceeds arising from the redemption of Fund shares. Since the redemption price of Fund shares may be more or less than the shareholder's cost, depending upon the market value of the securities owned by the Fund at the time of redemption, the distribution of cash pursuant to this plan may result in realization of gain or loss for purposes of Federal, state and local income taxes. The maintenance of a Systematic Withdrawal Plan concurrently with purchases of additional shares of the Fund could be disadvantageous to a shareholder because of the initial sales charge payable on such purchases of Class A shares and the CDSC imposed on redemptions of Class B and Class C shares and because redemptions are taxable events. Therefore, a shareholder should not purchase shares at the same time that a Systematic Withdrawal Plan is in effect. The Fund reserves the right to modify or discontinue the Systematic Withdrawal Plan of any shareholder on 30 days' prior written notice to such shareholder, or to discontinue the availability of such plan in the future. The shareholder may terminate the plan at any time by giving proper notice to Signature Services.

     Monthly Automatic Accumulation Program ("MAAP"). The program is explained in the Prospectus. The program, as it relates to automatic investment checks, is subject to the following conditions:

     The investments will be drawn on or about the day of the month indicated.

     The privilege of making investments through the MAAP may be revoked by Signature Services without prior notice if any investment is not honored by the shareholder's bank. The bank shall be under no obligation to notify the shareholder as to the nonpayment of any checks.

     The program may be discontinued by the shareholder either by calling Signature Services or upon written notice to Signature Services which is received at least five (5) business days prior to the due date of any investment.

     Reinstatement or Reinvestment Privilege. If Signature Services is notified prior to reinvestment, a shareholder who has redeemed Fund shares may, within 120 days after the date of redemption, reinvest without payment of a sales charge any part of the redemption proceeds in shares of the same class of the Fund or another John Hancock fund, subject to the minimum investment limit of that fund. The proceeds from the redemption of Class A shares may be reinvested at net asset value without paying a sales charge in Class A shares of the Fund or in Class A shares of any John Hancock fund. If a CDSC was paid upon a redemption, a shareholder may reinvest the proceeds from this redemption at net asset value in additional shares of the class from which the redemption was made. The shareholder's account will be credited with the amount of any CDSC charged upon the prior redemption and the new shares will continue to be subject to the CDSC. The holding period of the shares acquired through reinvestment will, for purposes of computing the CDSC payable upon a subsequent redemption, include the holding period of the redeemed shares.

     The Fund may refuse any reinvestment request and may change or cancel its reinvestment policies at any time.

     A redemption or exchange of Fund shares is a taxable transaction for Federal income tax purposes even if the reinvestment privilege is exercised, and any gain or loss realized by a shareholder on the redemption or other disposition of Fund shares will be treated for tax purposes as described under the caption "Additional Information Concerning Taxes".

     Retirement plans participating in Merrill Lynch's servicing programs:

     Class A shares are available at net asset value for Merrill Lynch retirement plans, including transferee recording arrangements, Merrill Lynch Connect Arrangements and third party administrator recordkeeping arrangements. See your Merrill Lynch Financial Consultant for further information.

     For participating retirement plans investing in Class B shares, shares will convert to Class A shares after eight years, or sooner if the plan attains assets of $5 million (by means of a CDSC-free redemption/purchase at net asset value).

PURCHASES AND REDEMPTIONS THROUGH THIRD PARTIES

     Shares of the funds may be purchased or redeemed through certain Selling Firms. Selling Firms may charge the investor additional fees for their services. The funds will be deemed to have received a purchase or redemption order when an authorized Selling Firm, or if applicable, a Selling Firm's authorized designee, receives the order. Orders may be processed at the NAV next calculated after the Selling Firm receives the order. The Selling Firm must segregate any orders it receives after the close of regular trading on the New York Stock Exchange and transmit those orders to the Fund for execution at the NAV next determined. Some Selling Firms that maintain network/omnibus/nominee accounts with a fund for their clients charge an annual fee on the average net assets held in such accounts for accounting, servicing, and distribution services they provide with respect to the underlying fund shares. This fee is paid by the Adviser, the Fund and/or John Hancock Funds, LLC (the Fund's principal distributor).

DESCRIPTION OF FUND SHARES

     The Trustees of the Fund are responsible for the management and supervision of each fund. The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest of a fund without par value. Under the Declaration of Trust, the Trustees have the authority to create and classify shares of beneficial interest in separate series or funds and classes without further action by shareholders. As of the date of this Statement of Additional Information, the Trustees have authorized shares of 80 series. Additional series may be added in the future. The Trustees have also authorized the issuance of nine classes of shares of each fund, designated as Class A, Class B, Class C, Class NAV, Class R3, Class R4, Class R5, Class 1 and Class 3. Not all funds will issue all classes of shares. Additional classes of shares may be authorized in the future.

     The shares of each class of a fund represent an equal proportionate interest in the aggregate net assets attributable to that class of the fund. Holders of each class of shares have certain exclusive voting rights on matters relating to their respective distribution plans. The different classes of a fund may bear different expenses relating to the cost of holding shareholder meetings necessitated by the exclusive voting rights of any class of shares.

     Dividends paid by a fund, if any, with respect to each class of shares will be calculated in the same manner, at the same time and on the same day and will be in the same amount, except for differences resulting from the facts that (i) the distribution and service fees, if any, relating to each class will be borne exclusively by that class, (ii) and (ii) each class of shares will bear any class expenses properly allocable to that class of shares, subject to the conditions the Internal Revenue Service imposes with respect to the multiple-class structures. Similarly, the net asset value per share may vary depending on which class of shares is purchased. No interest will be paid on uncashed dividend or redemption checks.

     In the event of liquidation, shareholders of each class are entitled to share pro rata in the net assets of the fund available for distribution to these shareholders. Shares entitle their holders to one vote per share (and fractional votes for fractional shares), are freely transferable and have no preemptive, subscription or conversion rights. When issued, shares are fully paid and non-assessable, except as set forth below.

     Unless otherwise required by the 1940 Act or the Declaration of Trust, the Fund has no intention of holding annual meetings of shareholders. Fund shareholders may remove a Trustee by the affirmative vote of at least two-thirds of the Fund's outstanding shares and the Trustees shall promptly call a meeting for such purpose when requested to do so in writing by the record holders of not less than 10% of the outstanding shares of the Fund. Shareholders may, under certain circumstances, communicate with other shareholders in connection with requesting a special meeting of shareholders. However, at any time that less than a majority of the Trustees holding office were elected by the shareholders, the Trustees will call a special meeting of shareholders for the purpose of electing Trustees.

     Under Massachusetts law, shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable for acts or obligations of the Fund. However, the Declaration of Trust contains an express disclaimer of shareholder liability for acts, obligations or affairs of the Fund. The Declaration of Trust also provides for indemnification out of a fund's assets for all losses and expenses of any shareholder held personally liable by reason of being or having been a shareholder. The Declaration of Trust also provides that no fund of the Fund shall be liable for the liabilities of any other fund. Furthermore, no fund included in the Prospectus shall be liable for the liabilities of any other John Hancock fund. Liability is therefore limited to circumstances in which a fund itself would be unable to meet its obligations, and the possibility of this occurrence is remote.

     The Fund reserves the right to reject any application which conflicts with the Fund's internal policies or the policies of any regulatory authority. John Hancock Funds II does not accept starter, credit card or third party checks. All checks returned by the post office as undeliverable will be reinvested at net asset value in the fund or funds from which a redemption was made or dividend paid. Information provided on the account application may be used by the Fund to verify the accuracy of the information or for background or financial history purposes. A joint account will be administered as a joint tenancy with right of survivorship, unless the joint owners notify Signature Services of a different intent. A shareholder's account is governed by the laws of The Commonwealth of Massachusetts. For telephone transactions, the transfer agent will take measures to verify the identity of the caller, such as asking for name, account number, Social Security or other taxpayer ID number and other relevant information. If appropriate measures are taken, the transfer agent is not responsible for any loss that may occur to any account due to an unauthorized telephone call. Also for your protection telephone redemptions are not permitted on accounts whose names or addresses have changed within the past 30 days. Proceeds from telephone transactions can only be mailed to the address of record.

     Shares of a fund generally may be sold only to U.S. citizens, U.S. residents, and U.S. domestic corporations, partnerships, trusts or estates.

ADDITIONAL INFORMATION CONCERNING TAXES

     The following discussion is a general and abbreviated summary of certain additional tax considerations affecting a fund and its shareholders. No attempt is made to present a detailed explanation of all Federal, state, local and foreign tax concerns, and the discussions set forth here and in the Prospectus do not constitute tax advice. Investors are urged to consult their own tax advisors with specific questions relating to Federal, state, local or foreign taxes.

     The Fund believes that each fund will qualify as a regulated investment company under Subchapter M of the Code. If any fund of the Fund does not qualify as a regulated investment company, it will be subject to U.S. Federal income tax on its net investment income and net capital gains. As a result of qualifying as a regulated investment company, each fund will not be subject to U.S. Federal income tax on its net investment income (i.e., its investment company taxable income, as that term is defined in the Code, determined without regard to the deduction for dividends paid) and net capital gain (i.e., the excess of its net realized long-term capital gain over its net realized short-term capital loss), if any, that it distributes to its shareholders in each taxable year, provided that it distributes to its shareholders at least 90% of its net investment income for such taxable year.

     A fund will be subject to a non-deductible 4% excise tax to the extent that the fund does not distribute by the end of each calendar year (a) at least 98% of its ordinary income for the calendar year; (b) at least 98% of its capital gain net income for the one-year period ending, as a general rule, on October 31 of each year; and (c) 100% of the undistributed ordinary income and capital gain net income from the preceding calendar years (if any) pursuant to the calculations in (a) and (b). For this purpose, any income or gain retained by a fund that is subject to corporate tax will be considered to have been distributed by year-end. To the extent possible, each fund intends to make sufficient distributions to avoid the application of both corporate income and excise taxes. Under current law, distributions of net investment income and net capital gain are not taxed to a life insurance company to the extent applied to increase the reserves for the company's variable annuity and life insurance contracts.

     To qualify as a regulated investment company, a fund must, among other things, derive its income from certain sources. Specifically, in each taxable year a fund must derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in stock, securities or currencies.

     To qualify as a regulated investment company, a fund must also satisfy certain requirements with respect to the diversification of its assets. A fund must have, at the close of each quarter of the taxable year, at least 50% of the value of its total assets represented by cash, cash items, United States Government securities, securities of other regulated investment companies, and other securities which, in respect of any one issuer, do not represent more than 5% of the value of the assets of the fund nor more than 10% of the voting securities of that issuer. In addition, at those times not more than 25% of the value of the fund's assets may be invested in securities (other than United States Government securities or the securities of other regulated investment companies) of any one issuer, or of two or more issuers which the fund controls and which are engaged in the same or similar trades or businesses or related trades or businesses.

     A fund may make investments that produce income that is not matched by a corresponding cash distribution to the fund, such as investments in pay-in-kind bonds or in obligations such as certain Brady Bonds and zero-coupon securities having original issue discount (i.e., an amount equal to the excess of the stated redemption price of the security at maturity over its issue price), or market discount (i.e., an amount equal to the excess of the stated redemption price at maturity of the security (appropriately adjusted if it also has original issue discount) over its basis immediately after it was acquired) if the fund elects to accrue market discount on a current basis. In addition, income may continue to accrue for Federal income tax purposes with respect to a non-performing investment. Any such income would be treated as income earned by a fund and therefore would be subject to the distribution requirements of the Code. Because such income may not be matched by a corresponding cash distribution to a fund, such fund may be required to borrow money or dispose of other securities to be able to make distributions to its investors. In addition, if an election is not made to currently accrue market discount with respect to a market discount bond, all or a portion of any deduction for any interest expense incurred to purchase or hold such bond may be deferred until such bond is sold or otherwise disposed.

     Certain of the funds may engage in hedging or derivatives transactions involving foreign currencies, forward contracts, options and futures contracts (including options, futures and forward contracts on foreign currencies) and short sales (see "Investment Policies -- Hedging And Other Strategic Transactions"). Such transactions will be subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by a fund (that is, may affect whether gains or losses are ordinary or capital), accelerate recognition of income of a fund and defer recognition of certain of the fund's losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. In addition, these provisions (1) will require a fund to "mark-to-market" certain types of positions in its portfolio (that is, treat them as if they were closed out) and
(2) may cause a fund to recognize income without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the distribution requirement and avoid the 4% excise tax. Each fund intends to monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it acquires any option, futures contract, forward contract or hedged investment in order to mitigate the effect of these rules.

     Funds investing in foreign securities or currencies may be required to pay withholding or other taxes to foreign governments. Foreign tax withholding from dividends and interest, if any, is generally imposed at a rate between 10% and 35%. If a fund purchases shares in a "passive foreign investment company" (a "PFIC"), the fund may be subject to U.S. Federal income tax on a portion of any "excess distribution" or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the fund to its shareholders. Additional charges in the nature of interest may be imposed on the fund in respect of deferred taxes arising from such distributions or gains. If a fund were to invest in a PFIC and elected to treat the PFIC as a "qualified electing fund" under the Code, in lieu of the foregoing requirements, the fund would be required to include in income each year a portion of the ordinary earnings and net capital gain of the qualified electing fund, even if not distributed to the fund. Alternatively, a fund can elect to mark-to-market at the end of each taxable year its shares in a PFIC; in this case, the fund would recognize as ordinary income any increase in the value of such shares, and as ordinary loss any decrease in such value to the extent it did not exceed prior increases included in income. Under either election, a fund might be required to recognize in a year income in excess of its distributions from PFICs and its proceeds from dispositions of PFIC stock during that year, and such income would nevertheless be subject to the distribution requirements and would be taken into account for purposes of the 4% excise tax.

     Additional Tax Considerations. If a fund failed to qualify as a regulated investment company, the fund would incur regular corporate federal income tax on its taxable income for that year and be subject to certain distribution requirements upon requalification. Accordingly, compliance with the above rules is carefully monitored by the Adviser and the Subadvisers and it is intended that the funds will comply with these rules as they exist or as they may be modified from time to time. Compliance with the tax requirements described above may result in a reduction in the return under a fund, since, to comply with the above rules, the investments utilized (and the time at which such investments are entered into and closed out) may be different from what the Subadvisers might otherwise believe to be desirable.

     The foregoing is a general and abbreviated summary of the applicable provisions of the Code and Treasury Regulations currently in effect. It is not intended to be a complete explanation or a substitute for consultation with individual tax advisors. For the complete provisions, reference should be made to the pertinent Code sections and the Treasury Regulations promulgated thereunder. The Code and Regulations are subject to change, possibly with retroactive effect.

PORTFOLIO BROKERAGE

     Pursuant to the Subadvisory Agreements, the Subadvisers are responsible for placing all orders for the purchase and sale of portfolio securities of the Fund. The Subadvisers have no formula for the distribution of the Fund's brokerage business; rather they place orders for the purchase and sale of securities with the primary objective of obtaining the most favorable overall results for the applicable fund. The cost of securities transactions for each fund will consist primarily of brokerage commissions or dealer or underwriter spreads. Fixed income securities and money market instruments are generally traded on a net basis and do not normally involve either brokerage commissions or transfer taxes.

     Occasionally, securities may be purchased directly from the issuer. For securities traded primarily in the over-the-counter market, the Subadvisers will, where possible, deal directly with dealers who make a market in the securities unless better prices and execution are available elsewhere. Such dealers usually act as principals for their own account.

     Selection of Brokers or Dealers to Effect Trades. In selecting brokers or dealers to implement transactions, the Subadvisers will give consideration to a number of factors, including:

     -    price, dealer spread or commission, if any,

     - the reliability, integrity and financial condition of the broker-dealer,

     -    size of the transaction,

     -    difficulty of execution,

     -    brokerage and research services provided, and

     -    confidentiality and anonymity.

     Consideration of these factors by a Subadviser, either in terms of a particular transaction or the Subadviser's overall responsibilities with respect to the Fund and any other accounts managed by the Subadviser, could result in the applicable fund paying a commission or spread on a transaction that is in excess of the amount of commission or spread another broker-dealer might have charged for executing the same transaction.

     Soft Dollar Considerations. In selecting brokers and dealers, the Subadvisers will give consideration to the value and quality of any research, statistical, quotation, brokerage or valuation services provided by the broker or dealer to the Subadviser. In placing a purchase or sale order, a Subadviser may use a broker whose commission in effecting the transaction is higher than that of some other broker if the Subadviser determines in good faith that the amount of the higher commission is reasonable in relation to the value of the brokerage and research services provided by such broker, viewed in terms of either the particular transaction or the Subadviser's overall responsibilities with respect to the Fund and any other accounts managed by the Subadviser. In addition to statistical, quotation, brokerage or valuation services, a Subadviser may receive from brokers or dealers products or research that are used for both research and other purposes, such as administration or marketing. In such case, the Subadviser will make a good faith determination as to the portion attributable to research. Only the portion attributable to research will be paid through Fund brokerage. The portion not attributable to research will be paid by the Subadviser.

     Subadvisers may also receive research or research credits from brokers which are generated from underwriting commissions when purchasing new issues of fixed income securities or other assets for a fund. These services, which in some cases may also be purchased for cash, include such matters as general economic and security market reviews, industry and company reviews, evaluations of securities and recommendations as to the purchase and sale of securities. Some of these services are of value to the Subadviser in advising various of its clients (including the funds), although not all of these services are necessarily useful and of value in managing the funds. The management fee paid by a fund is not reduced because a Subadviser and its affiliates receive such services.

     As noted above, a Subadviser may purchase new issues of securities for the fund in underwritten fixed price offerings. In these situations, the underwriter or selling group member may provide the Subadviser with research in addition to selling the securities (at the fixed public offering price) to the fund or other advisory clients. Because the offerings are conducted at a fixed price, the ability to obtain research from a broker-dealer in this situation provides knowledge that may benefit the fund, other Sub-adviser clients, and the Sub-adviser without incurring additional costs. These arrangements may not fall within the safe harbor of Section 28(e) because the broker-dealer is considered to be acting in a principal capacity in underwritten transactions. However, the NASD has adopted rules expressly permitting broker-dealers to provide bona fide research to advisers in connection with fixed price offerings under certain circumstances. As a general matter in these situations, the underwriter or selling group member will provide research credits at a rate that is higher than that which is available for secondary market transactions.

     Brokerage and research services provided by brokers and dealers include advice, either directly or through publications or writings, as to:

     -    the value of securities,

     -    the advisability of purchasing or selling securities,

     - the availability of securities or purchasers or sellers of securities, and

     - analyses and reports concerning (a) issuers, (b) industries, (c) securities, (d) economic, political and legal factors and trends and
          (e) portfolio strategy.

     Research services are received primarily in the form of written reports, computer generated services, telephone contacts and personal meetings with security analyst. In addition, such services may be provided in the form of meetings arranged with corporate and industry spokespersons, economists, academicians and government representatives. In some cases, research services are generated by third parties but are provided to the Subadviser by or through a broker.

     To the extent research services are used by the Subadvisers, such services would tend to reduce such party's expenses. However, the Subadvisers do not believe that an exact dollar value can be assigned to these services. Research services received by the Subadvisers from brokers or dealers executing transactions for funds of the Fund will also be available for the benefit of other funds managed by the Subadvisers.

     Allocation of Trades by the Subadvisers. The Subadvisers manage a number of accounts other than the funds of the Fund. Although investment determinations for the funds will be made by the Subadvisers independently from the investment determinations made by them for any other account, investments deemed appropriate for the funds by the Subadvisers may also be deemed appropriate by them for other accounts. Therefore, the same security may be purchased or sold at or about the same time for both the funds and other accounts. In such circumstances, the Subadvisers may determine that orders for the purchase or sale of the same security for the funds and one or more other accounts should be combined. In this event the transactions will be priced and allocated in a manner deemed by the Subadvisers to be equitable and in the best interests of the funds and such other accounts. While in some instances combined orders could adversely affect the price or volume of a security, the Fund believes that its participation in such transactions on balance will produce better overall results for the Fund.

     Affiliated Underwriting Transactions by the Subadvisers. The Fund, on behalf of the funds, has approved procedures in conformity with Rule 10f-3 under the 1940 Act whereby a fund may purchase securities that are offered in underwritings in which an affiliate of the Subadvisers participate. These procedures prohibit a fund from directly or indirectly benefiting a Subadviser affiliate in connection with such underwritings. In addition, for underwritings where a Subadviser affiliate participates as a principal underwriter, certain restrictions may apply that could, among other things, limit the amount of securities that the funds could purchase.

TRANSFER AGENT SERVICES

     John Hancock Signature Services, Inc., 1 John Hancock Way, Suite 1000, Boston, Massachusetts 02217-1000, a wholly-owned indirect subsidiary of MFC, is the transfer and dividend paying agent for the Class A, Class B and Class C shares of the Fund. The Fund pays Signature Services monthly a fee which is based on an annual rate of $16.00 for each Class A shareholder account and $18.50 for each Class B shareholder account and $17.50 for each Class C shareholder account. The Fund also pays Signature Services monthly a fee which is based on an annual rate of 0.05% of average daily net assets attributable to Class A, B and Class C shares. For Class A, B, and C shares, the Fund also pays certain out-of-pocket expenses. Expenses are aggregated and allocated to each class on the basis of their relative net asset values. For shares held of record in omnibus or other group accounts where administration and other shareholder services are provided by the Selling Firm or group administrator, the Selling Firm or administrator will charge a service fee to the Fund. For such shareholders, Signature Services does not charge its account fee.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRMS

                          [TO BE INSERTED BY AMENDMENT]

CUSTODY OF PORTFOLIO SECURITIES

     State Street Bank and Trust Company, ("State Street") 225 Franklin Street, Boston, Massachusetts 02110, currently acts as custodian and bookkeeping agent of all the Fund's assets. State Street has selected various banks and trust companies in foreign countries to maintain custody of certain foreign securities. State Street is authorized to use the facilities of the Depository Trust Company, the Participants Trust Company and the book-entry system of the Federal Reserve Banks.

CODES OF ETHICS

     The Fund, the Adviser and each subadviser to the funds have adopted Codes of Ethics that comply with Rule 17j-1 under the 1940 Act. Each Code permits personnel subject to the Code to invest in securities including securities that may be purchased or held by the Fund.

APPENDIX A

DEBT SECURITY RATINGS

STANDARD & POOR'S RATINGS GROUP ("S&P")

Commercial Paper:

A-1 The rating A-1 is the highest rating assigned by S&P to commercial paper. This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong.
              Those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign designation.

A-2 Capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as high for issuers designated "A-1."

Bonds:

AAA Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

A Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB-B-CCC-CC   Bonds rated BB, B, CCC and CC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. BB indicates the lowest degree of speculation and
              CC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

D Bonds rated D are in default. The D category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired. The D rating is also used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

         The ratings set forth above may be modified by the addition of a plus or minus to show relative standing within the major rating categories.

MOODY'S INVESTORS SERVICE, INC. ("MOODY'S")

Commercial Paper:

P-1 The rating P-1 is the highest commercial paper rating assigned by Moody's. Issuers rated P-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. P-1 repayment capacity will normally be evidenced by the following characteristics: (1) leading market positions in established industries; (2) high rates of return on funds employed; (3) conservative capitalization structures with moderate reliance on debt and ample asset protection; (4) broad margins in earnings coverage of fixed financial charges and high internal cash generation; and (5) well established access to a range of financial markets and assured sources of alternate liquidity.

P-2 Issuers rated P-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.

Bonds:

Aaa Bonds which are rated Aaa by Moody's are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa Bonds which are rated Aa by Moody's are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A Bonds which are rated A by Moody's possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa Bonds which are rated Baa by Moody's are considered as medium grade obligations, that is, they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

B Bonds which are rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance and other terms of the contract over any long period of time may be small.

Caa Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca Bonds which are rated Ca represent obligations which are speculative in high degree. Such issues are often in default or have other marked shortcomings.

C Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

     Moody's applies numerical modifiers "1," "2" and "3" to certain of its rating classifications. The modifier "1" indicates that the security ranks in the higher end of its generic rating category; the modifier "2" indicates a mid-range ranking; and the modifier "3" indicates that the issue ranks in the lower end of its generic rating category.

APPENDIX B

                                                         ADOPTED AUGUST 23, 2005

                              JOHN HANCOCK FUNDS II
                             JOHN HANCOCK FUNDS III

                POLICY REGARDING DISCLOSURE OF PORTFOLIO HOLDINGS

     It is the policy of John Hancock Funds II and John Hancock Funds III (individually, the "Trust" and collectively, the "Trusts") to provide Nonpublic Information regarding portfolio holdings of the Trusts to Nonaffiliated Persons of the Trusts only in the limited circumstances noted below. It is also the policy of the Trusts only to provide Nonpublic Information regarding portfolio holdings to any person, including Affiliated Persons, on a "need to know" basis (i.e., the person receiving the information must have a legitimate business purpose for obtaining the information prior to it being publicly available). The Trusts consider Nonpublic Information regarding portfolio holdings of the Trusts to be confidential and the intent of this policy is to guard against selective disclosure of such information in a manner that would not be in the best interests of shareholders of the Trusts.

Nonpublic Information. Portfolio holdings are considered Nonpublic Information until such holdings are posted on a publicly available website which is disclosed in the prospectuses of the Trusts or until filed with the SEC via Edgar on either Form N-CSR or Form N-Q.

"Affiliated Persons" are persons affiliated with: (a) the Trusts, (b) the Trusts' investment adviser or principal underwriter or any affiliate of either entity, (c) the investment adviser's ultimate parent, Manulife Financial Corporation ("MFC") or any affiliate thereof, (d) in the case of a particular Trust portfolio, the subadviser to the portfolio, or any affiliate of the subadviser, (e) the Trusts' custodian and (f) the Trusts' certified public accountants.

"Nonaffiliated Persons" is any person who is not an Affiliated Person.

            DISCLOSURE OF PORTFOLIO HOLDINGS TO NONAFFILIATED PERSONS

     Subject to the pre-approval of the Trusts' Chief Compliance Officer, the Trusts or their adviser or principal underwriter or any of their subadvisers (or any of their affiliates) may provide Nonpublic Information regarding Trust portfolio holdings to Nonaffiliated Persons in the circumstances listed below.

     1. RATING ORGANIZATIONS

Nonpublic Information regarding Trust portfolio holdings may be provided to ratings organizations, such as Morningstar and Lipper, for the purpose of reviewing the portfolio, the adviser or subadviser if such entity agrees to keep such information confidential and to prohibit its employees from trading on such information.

     2. VESTEK (THOMPSON FINANCIAL)

Nonpublic Information regarding Trust portfolio holdings may be provided to Vestek (Thompson Financial) or other entities for the purpose of compiling reports and preparing data for use by the Trust or any Affiliated Person if such entity agrees to keep such information confidential and to prohibit its employees from trading on such information.

     3. PROXY VOTING SERVICES

Nonpublic Information regarding Trust portfolio holdings may be provided to proxy voting services for the purpose of voting proxies relating to Trust portfolio holdings if such entity agrees to keep such information confidential and to prohibit its employees from trading on such information.

     4. COMPUTER SOFTWARE

Nonpublic Information regarding Trust portfolio holdings may be provided to entities providing computer software to the Trust (for example, for the purpose of generating Trust compliance reports or reports relating to proxy voting) if such entity agrees to keep such information confidential and to prohibit its employees from trading on such information.

     5. COURTS AND REGULATORS

Nonpublic Information regarding Trust portfolio holdings may be provided to any court or regulator with jurisdiction over the Trust, the Trust's adviser or principal underwriter, MFC or any subadviser to a Trust portfolio (or any of their affiliates) if such information is requested by such court or regulator.

     6. INSTITUTIONAL TRADERS

Nonpublic Information regarding Trust portfolio holdings (for example, aggregated lists of all fixed income holdings - names only) may be provided to institutional traders to assist in research and trade execution if such entity agrees to keep such information confidential and to prohibit its employees from trading on such information for personal or proprietary purposes.

     7. OTHER PERSONS

Nonpublic Information regarding Trust portfolio holdings may be provided to other persons or entities if approved by the Chief Compliance Officer of the Trust or his or her designee (collectively, the "CCO"). In determining whether to approve such disclosure the CCO shall consider: (a) the purpose of providing such information, (b) the procedures that will be used to ensure that such information remains confidential and is not traded upon and (c) whether such disclosure is in the best interest of the shareholders of the Trust. In the case of a conflict between (a) the interests of the shareholders of the Trust, on the one hand, and (b) the interests of any affiliated person of the Trust, the Trust's investment adviser (including any subadviser), the Trust's principal underwriter or any of their affiliated persons, on the other, the procedures set forth under "Resolution of Conflicts of Interest" below shall be followed.

The CCO shall report to the Board of Trustees whenever additional disclosures of portfolio holdings are approved. This report shall be at the board meeting following such approval.

             DISCLOSURE OF PORTFOLIO HOLDINGS TO AFFILIATED PERSONS

     The CCO must pre-approve the provision of any Nonpublic Information regarding portfolio holdings to any Affiliated Persons (other than those listed in Appendix A) and report such approval to the Board of Trustees at the board meeting following such approval. The persons listed in Appendix A have been exempt from such pre-approval. In the case of persons listed in Section II, III and IV of Appendix A, their employers shall provide the CCO reasonable assurances that Nonpublic Information will be kept confidential and that such employees are prohibited from trading on such information.

     In determining whether to approve such disclosure of Nonpublic Information regarding portfolio holdings to any Affiliated Persons the CCO shall consider:
(a) the purpose of providing such information, (b) the procedures that will be used to ensure that such information remains confidential and is not traded upon and (c) whether such disclosure is in the best interest of the shareholders of the Trust. In the case of a conflict between (a) the interests of the shareholders of the Trust, on the one hand, and (b) the interests of any affiliated person of the Trust, the Trust's investment adviser (including any subadviser), the Trust's principal underwriter or any of their affiliated persons, on the other, the procedures set forth under "Resolution of Conflicts of Interest" below shall be followed.

                       RESOLUTION OF CONFLICTS OF INTEREST

     If the Trust or its adviser or principal underwriter or any of its subadviser (or any of their affiliates) desire to provide Nonpublic Information regarding Trust portfolio holdings to a Nonaffiliated Person and the CCO believes there is a potential conflict between (a) the interests of the shareholders of the Trust, on the one hand, and (b) the interests of any affiliated person of the Trust, the Trust's investment adviser (including any subadviser), the Trust's principal underwriter or any of their affiliated persons, on the other, the CCO shall refer the conflict to the Board of Trustees of the Trust who shall only permit such disclosure of the Nonpublic Information if in their reasonable business judgment they conclude such disclosure will be in the best interests of Trust shareholders.

                POSTING OF TRUST PORTFOLIO HOLDINGS ON A WEBSITE

     If the Trust desires to post on its website Trust portfolio holdings that have not yet been disclosed in a publicly available filing with the SEC that is required to include such information (e.g., a Form N-CSR or a Form N-Q), then the Trust shall disclose the following in its prospectus:

     1. the nature of the information that will be available, including both the date as of which the information will be current (e.g. quarter-end) and the scope of the information (e.g., complete portfolio holdings, the portfolio's largest 10 holdings);

     2. the date when the information will first become available and the period for which the information will remain available, which shall end no earlier than the date on which the Trust files its Form N-CSR or Form N-Q with the SEC for the period that includes the date as of which the website information is current; and

     3. the location of the website where either the information or a prominent hyperlink (or series of prominent hyperlinks) to the information will be available.

                                CHANGES TO POLICY

     Any material changes to this policy must be approved by the Trusts' Board of Trustees.

                    REPORTS TO THE TRUST'S BOARD OF TRUSTEES

     The CCO shall report any material issues that may arise under this policy to the Trusts' Board of Trustees no later than the Board meeting following the arising of the issue.

         APPLICABILITY OF POLICY TO THE TRUSTS' ADVISER AND SUBADVISERS

     This policy shall apply to the Trusts' Adviser and each of its subadvisers.

         APPENDIX A TO POLICY REGARDING DISCLOSURE OF PORTFOLIO HOLDINGS

I. Employees* of John Hancock Life Insurance Company, John Hancock Life Insurance Company (U.S.A.) or John Hancock Life Insurance Company of New York who are subject to the Code of Ethics of the Trusts, the Trusts' investment adviser, John Hancock Investment Management Services LLC or the Trusts' principal underwriter, John Hancock Distributors LLC.

II. Employees* of a Subadviser or any Affiliate of a Subadviser who provide services to either of the Trust.

III. Employees* of the Trusts' custodian who provide services to either of the Trust.

IV. Employees* and partners of the Trusts' certified public accounting firm who provide services to either of the Trust.

*    Includes temporary employees

APPENDIX C

PORTFOLIO MANAGER INFORMATION

APPENDIX D

PROXY VOTING POLICIES AND PROCEDURES

                           [TO BE ADDED BY AMENDMENT]

                                     PART C
                                OTHER INFORMATION

ITEM 23. EXHIBITS

(a)

      (1) Agreement and Declaration of Trust dated June 28, 2005, filed as Exhibit (a) to the Registrant's initial registration statement on Form N-1A on June 30, 2005.

      (2) Amended and Restated Agreement and Declaration of Trust dated August 12, 2005.

(b) By-laws of the Registrant dated June 28, 2005, filed as Exhibit (b) to the Registrant's initial registration statement on Form N-1A on June 30, 2005.

(c)   See Exhibits (a) and (b).

(d)   Advisory Agreement and Subadvisory Agreements

      (1)   Advisory Agreement

      (2) Subadvisory Agreement between John Hancock Investment Management Services, LLC and AIM Capital Management, Inc.

      (3) Subadvisory Agreement between John Hancock Investment Management Services, LLC and American Century

      (4) Subadvisory Agreement between John Hancock Investment Management Services, LLC and Davis Selected Advisors, L.P.

      (5) Subadvisory Agreement between John Hancock Investment Management Services, LLC and Declaration Management & Research Llc

      (6) Subadvisory Agreement between John Hancock Investment Management Services, LLC and Deutsche Asset Management, Inc.

      (7) Subadvisory Agreement between John Hancock Investment Management Services, LLC and Fidelity Management & Research Company

      (8) Subadvisory Agreement between John Hancock Investment Management Services, LLC and Franklin Advisers, Inc.

      (9) Subadvisory Agreement between John Hancock Investment Management Services, LLC and Grantham, May, Van Otterloo & Co. LLC

      (10) Subadvisory Agreement between John Hancock Investment Management Services, LLC and Independence Investment LLC

      (11) Subadvisory Agreement between John Hancock Investment Management Services, LLC and Jennison Associates LLC

      (12) Subadvisory Agreement between John Hancock Investment Management Services, LLC and John Hancock Advisers

      (13) Subadvisory Agreement between John Hancock Investment Management Services, LLC and Legg

            Mason Funds Management, Inc.

      (14) Subadvisory Agreement between John Hancock Investment Management Services, LLC and Lord, Abbett & Co.

      (15) Subadvisory Agreement between John Hancock Investment Management Services, LLC and Marsico Capital Management, LLC

      (16) Subadvisory Agreement between John Hancock Investment Management Services, LLC and Massachusetts Financial Services Company

      (17) Subadvisory Agreement between John Hancock Investment Management Services, LLC and Mercury Advisors (Funds Asset Management, L.P.)

      (18) Subadvisory Agreement between John Hancock Investment Management Services, LLC and MFC Global Investment Management (U.S.A.) Limited

      (19) Subadvisory Agreement between John Hancock Investment Management Services, LLC and Morgan Stanley Investment Management (Van Kampen)

      (20) Subadvisory Agreement between John Hancock Investment Management Services, LLC and Munder Capital Management

      (21) Subadvisory Agreement between John Hancock Investment Management Services, LLC and Pacific Investment Management Company

      (22) Subadvisory Agreement between John Hancock Investment Management Services, LLC and Pzena Investment Management, LLC

      (23) Subadvisory Agreement between John Hancock Investment Management Services, LLC and Salomon Brothers Asset Management Inc

      (24) Subadvisory Agreement between John Hancock Investment Management Services, LLC and SSgA Funds Management, Inc.

      (25) Subadvisory Agreement between John Hancock Investment Management Services, LLC and Sustainable Growth Advisers, L.P.

      (26) Subadvisory Agreement between John Hancock Investment Management Services, LLC and T. Rowe Price Associates, Inc.

      (27) Subadvisory Agreement between John Hancock Investment Management Services, LLC and Templeton Global Advisors Limited

      (28) Subadvisory Agreement between John Hancock Investment Management Services, LLC and Templeton Investment Counsel, Inc.

      (29) Subadvisory Agreement between John Hancock Investment Management Services, LLC and UBS Global Asset Management

      (30) Subadvisory Agreement between John Hancock Investment Management Services, LLC and United States Trust Company

      (31) Subadvisory Agreement between John Hancock Investment Management Services, LLC and Wellington Management Company, LLP

      (32) Subadvisory Agreement between John Hancock Investment Management Services, LLC and Wells Fargo Fund Management, LLC

(e)   Distribution Agreement

(f)   Not Applicable

(g)   Custodian Agreement (to be filed by amendment)

(h)   Other Material Contracts

      (1)   Master Transfer Agency and Service Agreement

      (2)   Expense Limitation Agreement

      (3)   Class R3, R4 and R5 Service Plan (to be filed by amendment)

(i)   Opinion and Consent of Counsel (to be filed by amendment)

(j)   Consent of Independent Public Accounting Firm (to be filed by amendment)

(k)   Not Applicable

(l)   Not Applicable

(m)   Plan of Distribution pursuant to Rule 12b-1

      (1)   Plan of Distribution pursuant to Rule 12b-1 relating to Class 1
            Shares.

      (2)   Plan of Distribution pursuant to Rule 12b-1 relating to Class 3
            Shares.

      (3)   Plan of Distribution pursuant to Rule 12b-1 relating to Class A
            Shares.

      (4)   Plan of Distribution pursuant to Rule 12b-1 relating to Class B
            Shares.

      (5)   Plan of Distribution pursuant to Rule 12b-1 relating to Class C
            Shares.

      (6)   Plan of Distribution pursuant to Rule 12b-1 relating to Class R3
            Shares.

      (7)   Plan of Distribution pursuant to Rule 12b-1 relating to Class R4
            Shares.

(n)   Multiple Class Plan pursuant to Rule 18f-3

(o)   Not Applicable

(p) Codes of Ethics of the Registrant and its Investment Adviser, Principal Underwriter and Subadvisers

      (1)   Code of Ethics for John Hancock Funds II

      (2)   Code of Ethics for John Hancock Investment Management Services LLC

      (3)   Code of Ethics for A I M Capital Management, Inc.

      (4)   Code of Ethics for American Century

      (5)   Code of Ethics for Davis Selected Advisors, L.P.

      (6)   Code of Ethics for Declaration Management & Research Llc

      (7)   Code of Ethics for Deutsche Asset Management, Inc.

      (8)   Code of Ethics for Fidelity Management & Research Company

      (9)   Code of Ethics for Franklin Advisers, Inc.

      (10)  Code of Ethics for Grantham, Mayo, Van Otterloo & Co. LLC

      (11)  Code of Ethics for Independence Investment LLC

      (12)  Code of Ethics for Jennison Associates LLC

      (13)  Code of Ethics for John Hancock Advisers

      (14)  Code of Ethics for Legg Mason Funds Management, Inc.

      (15)  Code of Ethics for Lord, Abbett & Co.

      (16)  Code of Ethics for Marsico Capital Management, LLC

      (17)  Code of Ethics for Massachusetts Financial Services Company

      (18)  Code of Ethics for Mercury Advisors (Funds Asset Management, L.P.)

      (19)  Code of Ethics for MFC Global Investment Management (U.S.A.) Limited

      (20)  Code of Ethics for Morgan Stanley Investment Management (Van Kampen)

      (21)  Code of Ethics for Munder Capital Management

      (22)  Code of Ethics for Pacific Investment Management Company

      (23)  Code of Ethics for Pzena Investment Management, LLC

      (24)  Code of Ethics for Salomon Brothers Asset Management Inc

      (25)  Code of Ethics for SSgA Funds Management, Inc.

      (26)  Code of Ethics for Sustainable Growth Advisers, L.P.

      (27)  Code of Ethics for T. Rowe Price Associates, Inc.

      (28)  Code of Ethics for Templeton Global Advisors Limited (included as Exhibit (p)(9))

      (29)  Code of Ethics for Templeton Investment Counsel, Inc. (included as Exhibit (p)(9))

      (30)  Code of Ethics for UBS Global Asset Management

      (31)  Code of Ethics for United States Trust Company

      (32)  Code of Ethics for Wellington Management Company, LLP

      (33)  Code of Ethics for Wells Fargo Fund Management, LLC

(q)   Power of Attorney

ITEM 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

      Two of the Trust shareholders are:

(i) John Hancock Life Insurance Company of New York ("John Hancock New York"),

(ii) John Hancock Life Insurance Company (U.S.A.) ("John Hancock USA").

John Hancock New York and John Hancock USA hold shares of the Registrant attributable to group annuity contracts in their respective separate accounts that are not registered under the Investment Company Act of 1940. The Lifestyle Portfolios are also shareholders of certain of the non-Lifestyle funds of the Registrant.

                         MANULIFE FINANCIAL CORPORATION
                           CORPORATE ORGANIZATION LIST
                               ACTIVE CORPORATIONS

                                                                                       JURISDICTION OF
                       AFFILIATE                           LEGAL ID    % OF EQUITY      INCORPORATION
-------------------------------------------------------    --------    -----------    -----------------
MANULIFE FINANCIAL CORPORATION                                 2            100             CANADA
  John Hancock Financial Services, Inc.                        3            100             Delaware
  The Manufacturers Life Insurance Company                     1            100             Canada
     Manulife Bank of Canada                                  58            100             Canada
     Manulife Financial Services Inc.                        199            100             Canada
     Manulife Securities International Ltd.                   79            100             Canada
     Enterprise Capital Management Inc.                                      20             Ontario
     Cantay Holdings Inc.                                     51            100             Ontario
     FNA Financial Inc.                                      115            100             Canada
       Elliot & Page Limited                                 116            100             Ontario
     NAL Resources Limited                                   117            100             Alberta
     3550435 Canada Inc.                                     107            100             Canada
       MFC Insurance Company Limited                         106            100             Canada
       FCM Holdings Inc.                                     104            100             Philippines
     Manulife Canada Ltd.                                    157            100             Canada
     1293319 Ontario Inc.                                    170            100             Ontario
     3426505 Canada Inc.                                     161            100             Canada
     Canaccord Capital Inc.                                               13.07        British Columbia
     Manulife International Capital Corporation Limited      135            100             Ontario
       Golf Town Canada Inc.                                              43.43             Canada
       Regional Power Inc.                                   136             80             Canada
       Avotus Corp.                                                       10.36             Canada

                                                                                        JURISDICTION OF
                       AFFILIATE                           LEGAL ID    % OF EQUITY       INCORPORATION
-------------------------------------------------------    --------    -----------     -----------------
First North American Insurance Company                        111            100          Canada
JLOC Holding Company                                                          30          Cayman Islands
Opportunity Finance Company                                                   30          Cayman Islands
Resolute Energy Inc.                                                        11.5          Alberta
SEAMARK Asset Management Ltd.                                 118          35.01          Canada
NAL Resources Management Limited                              120            100          Canada
  1050906 Alberta Ltd.                                        127            100          Alberta
PK Liquidating Company II, LLC                                                18          Delaware
Intrepid Energy Corp.                                                         19          Alberta
Manulife Data Services Inc.                                    81            100          Barbados
Micro Optics Design Corporation                                            17.69          Nevada
Innova LifeSciences Corporation                                            15.79          Ontario
2015401 Ontario Inc.                                          140            100          Ontario
2015500 Ontario Inc.                                          154            100          Ontario
MFC Global Investment Management (U.S.A.) Limited             156            100          Canada
Cavalier Cable, Inc.(2)                                                       78          Delaware
2024385 Ontario Inc.                                          153            100          Ontario
6212344 Canada Limited                                        272            100          Canada
NALC Holdings Inc.(3)                                         103             50          Ontario
Manulife Holdings (Alberta) Limited                           201            100          Alberta
 Manulife Holdings (Delaware) LLC                             205            100          Delaware
 The Manufacturers Investment Corporation                      87            100          Michigan
 Manulife Reinsurance Limited                                  67            100          Bermuda
 Manulife Reinsurance (Bermuda) Limited                       203            100          Bermuda
 The Manufacturers Life Insurance Company (U.S.A.)             19            100          Michigan
 Manulife Service Corporation                                   7            100          Colorado
 Manulife Financial Securities LLC                              5            100          Delaware
 Manufacturers Securities Services, LLC(4)                     97             60          Delaware
 The Manufacturers Life Insurance Company of New York          94            100          New York
 The Manufacturers Life Insurance Company of America           17            100          Michigan
 Aegis Analytical Corporation                                              15.41          Delaware
 Manulife Property Management of Washington, D.C., Inc.                      100          Wash., D.C.
 ESLS Investment Limited, LLC                                                 25          Ohio
 Polymerix Corporation                                                      11.4          Delaware
 Ennal, Inc.                                                  124            100          Delaware
 Avon Long Term Care Leaders LLC                              158            100          Delaware
 Ironside Venture Partners I LLC                              196            100          Delaware
 NewRiver Investor Communications Inc.                                     11.29          Delaware
 Ironside Venture Partners II LLC                             197            100          Delaware
 Flex Holding, LLC                                                          27.7          Delaware
 Flex Leasing I, LLC                                                       99.99          Delaware
 Manulife Leasing Co., LLC                                    150             80          Delaware
 Dover Leasing Investments, LLC                                               99          Delaware
MFC Global Fund Management (Europe) Limited                    64            100          England
 MFC Global Investment Management (Europe) Limited                           100          England
WT (SW) Properties Ltd.                                        82            100          England
Manulife Europe Ruckversicherungs-Aktiengesellschaft          138            100          Germany
Manulife International Holdings Limited                       152            100          Bermuda
  Manulife Provident Funds Trust Company Limited              163            100          Hong Kong
  Manulife Asset Management (Asia) Limited                     78            100          Barbados
    Manulife Asset Management (Hong Kong) Limited                            100          Hong Kong
    P.T. Manulife Aset Manajemen Indonesia                    141             85          Indonesia
      P.T. Buanadaya Sarana Informatika(5)                                    96          Indonesia
  Manulife (International) Limited                             28            100          Bermuda
    Manulife-Sinochem Life Insurance Co. Ltd.                  43             51          China
Manulife (Vietnam) Limited                                    188            100          Vietnam
The Manufacturers Life Insurance Co. (Phils.), Inc.           164            100          Philippines
       FCM Plans, Inc.                                        155            100          Philippines
       Manulife Financial Plans, Inc.                         187            100          Philippines
     P.T. Asuransi Jiwa Manulife Indonesia                     42             71          Indonesia
    P.T. Asuransi Jiwa Arta                                    75            100          Indonesia
Mandiri Prima
    P.T. Asuransi Jiwa Manulife                                             90.4          Indonesia
Prima(6)
   P.T. Asuransi Jiwa Manulife                                              95.9          Indonesia
Inti(7)
    Manulife (Singapore) Pte. Ltd.                             14            100          Singapore
    Manulife Holdings (Bermuda) Limited                       147            100          Bermuda
       Manulife Management Services Ltd.                      191            100          Barbados
       Manufacturers P&C Limited                               36            100          Barbados

                                                                                      JURISDICTION OF
                       AFFILIATE                           LEGAL ID    % OF EQUITY     INCORPORATION
-------------------------------------------------------    --------    -----------    ---------------
Manulife European Holdings 2003 (Alberta) Limited             202          100          Alberta
  Manulife European Holdings (Bermuda) Limited                270          100          Bermuda
    Manulife European Investments (Luxembourg) S.a.r.l.       271          100          Luxembourg
      Manulife Hungary Holdings Limited(8.)                   149           99          Hungary
MLI Resources Inc.                                            193          100          Alberta
  Manulife Life Insurance Company(9)                          180           35          Japan
    MFC Global Investment Management (Japan) Limited          208          100          Japan
  Manulife Century Investments (Bermuda) Limited              172          100          Bermuda
    Manulife Century Investments (Luxembourg) S.A.            173          100          Luxembourg
      Manulife Century Investments (Netherlands) B.V.         174          100          Netherlands
        Manulife Premium Collection Co., Ltd.(10.)            178           57          Japan
        Y.K. Manulife Properties Japan                        142          100          Japan
        Manulife Century Holdings (Netherlands) B.V.          195          100          Netherlands

-------------------
(2) 22% of Cavalier Cable, Inc. is owned by The Manufacturers Life Insurance Company (U.S.A.).

(3)   50% of NALC Holdings Inc. is owned by 2015500 Ontario Inc.

(4) 40% of Manufacturers Securities Services, LLC is owned by The Manufacturers Life Insurance Company of New York.

(5) 4% of P.T. Buanadaya Sarana Informatika is owned by P.T. Asuransi Jiwa Manulife Indonesia.

(6) 9.6% of P.T. Asuransi Jiwa Manulife Prima is owned by P.T. Buanadaya Sarana Informatika.

(7) 4.1% of P.T. Asuransi Jiwa Manulife Inti is owned by P.T. Buanadaya Sarana Informatika.

(8)   1% of Manulife Hungary Holdings Limited is owned by MLI Resources Inc.

(9) 32.5% of Manulife Life Insurance Company is owned by Manulife Century Investments (Netherlands) and 32.4% by Manulife Century Holdings (Netherlands) B.V.

(10.) 33% of Manulife Premium Collection Co., Ltd. is owned by Manulife Century Holdings (Netherlands) B.V. and 10% by Manulife Life Insurance Company.

ITEM 25. INDEMNIFICATION

The Registrant's Amended and Restated Declaration of Trust filed herewith contains, and the Distribution Agreement filed herewith contains, provisions limiting the liability, and providing for the indemnification, of the Trustees and officers under certain circumstances.

Registrant's Trustees and officers are insured under a standard investment company errors and omissions insurance policy covering loss incurred by reason of negligent errors and omissions committed in their official capacities as such.

Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended ("Securities Act"), may be permitted to Trustees, officers and controlling persons of the Registrant pursuant to the provisions described in this Item 25, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

ITEM 26. BUSINESS AND OTHER CONNECTIONS OF THE INVESTMENT ADVISER

See "Fund Details" in the Prospectuses and "Investment Management Agreements" in the Statement of Additional Information for information regarding the business of the Adviser and each of the Subadvisers. For information as to the business, profession, vocation or employment of a substantial nature of each director, officer or partner of the Adviser and each of the Subadvisers, reference is made to the respective Form ADV, as amended, filed under the Investment Advisers Act of 1940, each of which is incorporated herein by reference.

ITEM 27. PRINCIPAL UNDERWRITERS

(a) John Hancock Funds, LLC acts as principal underwriter for the Registrant and also serves as principal underwriter or distributor of shares for John Hancock Bond Trust, John Hancock California Tax-Free Income Trust, John Hancock Capital Series, John Hancock Current Interest, John Hancock Equity Trust, John Hancock Institutional Series Trust, John Hancock Investment Trust, John Hancock Investment Trust II, John Hancock Investment Trust III, John Hancock Series Trust, John Hancock Sovereign Bond Fund, John Hancock Strategic Series, John Hancock Tax-Exempt Series, John Hancock Municipal Securities Trust, John Hancock World and John Hancock Funds III.

(b) The following table presents certain information with respect to each director and officer of John Hancock Funds, LLC:

NAME AND PRINCIPAL BUSINESS    POSITIONS AND OFFICES WITH    POSITIONS AND OFFICES
         ADDRESS                     UNDERWRITER                WITH REGISTRANT
   John D. DesPrez III                Chairman                     None
   601 Congress Street
Boston, Massachusetts 02210

   Keith F. Hartstein          Director, President and Chief       President
   601 Congress Street              Executive Officer
Boston, Massachusetts 02210

   Marc Costantini                    Director                     None
   601 Congress Street
Boston, Massachusetts 02210

   John Vrysen                 Executive Vice President and   Chief Financial
   601 Congress Street           Chief Financial Officer           Officer
Boston, Massachusetts 02210

   Mitchell Karmen               Chief Compliance Officer          None
   601 Congress Street
Boston, Massachusetts 02210

   Peter Copestake                    Treasurer                    None
   601 Congress Street
Boston, Massachusetts 02210

   John T. Litzow                Senior Vice President             None
   601 Congress Street
Boston, Massachusetts 02210

   Jeffery H. Long             Vice President, Controller          None
   601 Congress Street           and Assistant Treasurer
Boston, Massachusetts 02210

   Andrew G. Arnott                   Vice President               None
   601 Congress Street
Boston, Massachusetts 02210

   Carey Hoch                         Vice President               None
   601 Congress Street
Boston, Massachusetts 02210

   Kristine McManus                   Vice President               None
   601 Congress Street
Boston, Massachusetts 02210

   Karen F. Walsh                     Vice President               None
   601 Congress Street
Boston, Massachusetts 02210

   Kelly A. Conway                    Assistant Treasurer          None
   601 Congress Street
Boston, Massachusetts 02210

   David Hayter                       Assistant Treasurer          None
   601 Congress Street
Boston, Massachusetts 02210

   Cathy Hopkinson                    Assistant Treasurer          None
   601 Congress Street
Boston, Massachusetts 02210

   William H. King                    Assistant Treasurer          None
   601 Congress Street
Boston, Massachusetts 02210

   Wayne Zuk                          Assistant Treasurer          None
   601 Congress Street
Boston, Massachusetts 02210

   Alfred P. Ouellette            AVP, Senior Counsel and          None
   601 Congress Street              Assistant Secretary
Boston, Massachusetts 02210

   Brian E. Langenfeld            AVP, Counsel and Assistant       None
   601 Congress Street                    Secretary
Boston, Massachusetts 02210

   Joyce K. Mahoney                   Assistant Secretary          None
   601 Congress Street
Boston, Massachusetts 02210

         (c)  None.

ITEM 28. LOCATION OF ACCOUNTS AND RECORDS

All accounts, books and other documents required to be maintained under Section 31(a) of the Investment Company Act of 1940 are kept by John Hancock Investment Management Services, LLC (formerly, Manufacturers Securities Services, LLC.), the Registrant's investment adviser, at its offices at 601 Congress Street, Boston, Massachusetts 02108,

By Fidelity Management & Research Company, the investment subadviser to the Large Cap Growth Fund, at its offices at 82 Devonshire Street, Boston, MA 02109,

By Wellington Management Company, LLP, the investment subadviser to the Natural Resources Trust, Mid Cap Stock, Small Cap Value, and Investment Quality Bond Funds, at its offices at 75 State Street, Boston, Massachusetts 02109,

By Salomon Brothers Asset Management Inc, the investment subadviser to the Special Value, High Yield, U.S. Government Securities and Strategic Bond Funds, at its offices at 7 World Trade Center, New York, New York 10048,

By T. Rowe Price Associates, Inc., the investment subadviser to the Small Company Value, Health Sciences, Blue Chip Growth, Science & Technology, Spectrum Income and Equity-Income Funds, at its offices at 100 East Pratt Street, Baltimore, MD 21202,

By Morgan Stanley Asset Management Inc., the investment subadviser of the Value Fund, at its offices at 1221 Avenue of the Americas, New York, New York 10020,

By MFC Global Investment Management (U.S.A.) Limited, the investment subadviser to the Quantitative Mid Cap, Quantitative All Cap, Quantitative Value, Emerging Growth, Pacific Rim, Real Estate Securities, International Index, Small Cap Index, Mid Cap Index, Total Stock Market Index, 500 Index, Lifestyle and Money Market Funds, at its offices at 200 Bloor Street East, Toronto, Ontario, Canada M4W lE5,

By A I M Capital Management, Inc., the investment subadviser to the Mid Cap Core, All Cap Growth and Small Company Growth Funds, at its offices at 11 Greenway Plaza, Houston, Texas, 77046,

By Pacific Investment Management Company, the investment subadviser to the Real Return Bond, Global Bond and Total Return Funds, at its offices at 840 Newport Center Drive, Suite 300, Newport Beach, California 92660,

By Templeton Investment Counsel, Inc., the investment subadviser to the International Value and International Small Cap Funds, at its offices at 777 Mariners Island Blvd., San Mateo, CA 94404.

By Franklin Advisers, Inc. the investment adviser to the Emerging Small Company Fund, at its offices at 777 Mariners Island Blvd., San Mateo, CA 94404.

By Munder Capital Management, the investment adviser to the Small Cap Opportunities Fund, at its offices at 480 Pierce Street, Birmingham, Michigan 48009.

By Jennison Associates LLC, the investment adviser to the Capital Appreciation Fund, at its offices at 466 Lexington Avenue, New York, NY 10017.

By Davis Selected Advisers, LP, the investment adviser to the Financial Services and Fundamental Value Funds, at its offices at 2949 East Elvira Road, Suite 101, Tuscon, Arizona 85706.

By Massachusetts Financial Services Company, the investment adviser to the Strategic Growth, Strategic Value and Utilities Funds, at its offices at 500 Boylston Street, Boston, MA 02116.

By Lord Abbett & Co., the investment adviser to the Mid Cap Value and All Cap Value Funds, at its offices at 90 Hudson Street, Jersey City, New Jersey 07302-3973.

By Mercury Advisors, the investment adviser to the Large Cap Value Fund, at its offices at Merrill Lynch Investment Managers at 800 Scudder Mill Road, Plainsboro, NJ 08536.

By American Century Investment Management, Inc., the investment adviser to the Small Company Fund, at its offices at 4500 Main Street, Kansas City, Missouri 64111.

By Pzena Investment Management, LLC, the investment adviser to the Classic Value Fund, at its offices at 120 West 45th Street, New York, NY 10036.

By Sustainable Growth Advisers, L.P., the investment adviser to the U.S. Global Leaders Growth Fund, at its offices at 1285 Avenue of the Americas, 35th Floor, New York, NY 10019.

By Legg Mason Funds Management, Inc., the investment adviser to the Core Equity Fund, at its offices at 100 Light

Street, Baltimore, Maryland 21202.

By John Hancock Adviser, LLC, the investment adviser to the Active Bond and Strategic Income Funds, at its offices at 101 Huntington Avenue, Boston, MA 02199-7603

By Declaration Management & Research LLC, the investment adviser to the Bond Index, Active Bond, Short-Term Bond and Managed Funds, at its offices at 1650 Tysons Blvd., McLean, VA 22102.

By Independence Investment LLC, the investment adviser to the Growth & Income Trust II and Managed Trust, at its offices at 53 State Street, Boston, Massachusetts 02109.

By SSgA Funds Management, Inc., the investment adviser to the International Equity Index Fund, at its offices at One Lincoln Street, Boston, Massachusetts 02111.

By Marsico Capital Management, LLC , the investment adviser for the International Opportunities Fund, at its offices at 1200 17th Street, Denver, Colorado 80202.

By Wells Fargo Fund Management, LLC, the investment adviser to the Core Bond and the U.S. High Yield Funds, at its offices at 525 Market St., San Francisco, California.

By Grantham, Mayo, Van Otterloo & Co. LLC, the investment adviser to the Growth, Growth & Income, International Growth, International Stock, Intrinsic Value, Managed, U.S. Multi Sector and Value Opportinities Funds, at its offices at 40 Rowes Wharf, Boston, Massachusetts 02110.

By the Registrant at its principal business offices located at 601 Congress Street, Boston, Massachusetts 02210 or

By State Street Bank and Trust Company, the custodian for the Registrant, at its offices at 225 Franklin Street, Boston, Massachusetts 02110.

ITEM 29. MANAGEMENT SERVICES

         Not applicable.

ITEM 30. UNDERTAKINGS

         Not applicable.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, as amended ("Securities Act"), and the Investment Company Act of 1940, as amended, the Registrant certifies that it has duly caused this Amendment to the Registration Statement on Form N-1A to be signed on its behalf by the undersigned, duly authorized, in the City of Boston and the Commonwealth of Massachusetts on this 29th day of September 2005.

                                             JOHN HANCOCK FUNDS II

                                             By: /s/  Keith F. Hartstein

                                                       Name: Keith F. Hartstein
                                                       Title: President

      Pursuant to the requirements of the Securities Act, as amended, this Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the date(s) indicated.

          SIGNATURE                              TITLE                                        DATE
/s/Keith F. Hartstein                       President                                   September 29, 2005
Keith F. Hartstein

/s/ John G. Vrysen                          Chief Financial Officer                     September 29, 2005
John G. Vrysen

/s/ Charles L. Bardelis*                    Trustee                                     September 29, 2005
Charles L. Bardelis

/s/ James Boyle                             Trustee                                     September 29, 2005
James Boyle

/s/ Peter S. Burgess*                       Trustee                                     September 29, 2005
Peter S. Burgess

/s/ Elizabeth G. Cook*                      Trustee                                     September 29, 2005
Elizabeth G. Cook

/s/ William H. Cunningham*                  Trustee                                     September 29, 2005
William H. Cunningham

/s/ Charles L.Ladner*                       Trustee                                     September 29, 2005
Charles L.Ladner

/s/ Hassell H. McClellan*                   Trustee                                     September 29, 2005
Hassell H. McClellan

/s/ James M. Oates*                         Trustee                                     September 29, 2005
James M. Oates

* By: Betsy Anne Seel
      Attorney-in-fact Pursuant to Power of Attorney (filed herewith)

                                  EXHIBIT INDEX
(a)

      (2) Amended and Restated Agreement and Declaration of Trust dated August 12, 2005.

(d)   Advisory Agreement and Subadvisory Agreements

      (1)   Advisory Agreement

      (2) Subadvisory Agreement between John Hancock Investment Management Services, LLC and AIM Capital Management, Inc.

      (3) Subadvisory Agreement between John Hancock Investment Management Services, LLC and American Century

      (4) Subadvisory Agreement between John Hancock Investment Management Services, LLC and Davis Selected Advisors, L.P.

      (5) Subadvisory Agreement between John Hancock Investment Management Services, LLC and Declaration Management & Research Llc

      (6) Subadvisory Agreement between John Hancock Investment Management Services, LLC and Deutsche Asset Management, Inc.

      (7) Subadvisory Agreement between John Hancock Investment Management Services, LLC and Fidelity Management & Research Company

      (8) Subadvisory Agreement between John Hancock Investment Management Services, LLC and Franklin Advisers, Inc.

      (9) Subadvisory Agreement between John Hancock Investment Management Services, LLC and Grantham, May, Van Otterloo & Co. LLC

      (10) Subadvisory Agreement between John Hancock Investment Management Services, LLC and Independence Investment LLC

      (11) Subadvisory Agreement between John Hancock Investment Management Services, LLC and Jennison Associates LLC

      (12) Subadvisory Agreement between John Hancock Investment Management Services, LLC and John Hancock Advisers

      (13) Subadvisory Agreement between John Hancock Investment Management Services, LLC and Legg Mason Funds Management, Inc.

      (14) Subadvisory Agreement between John Hancock Investment Management Services, LLC and Lord, Abbett & Co.

      (15) Subadvisory Agreement between John Hancock Investment Management Services, LLC and Marsico Capital Management, LLC

      (16) Subadvisory Agreement between John Hancock Investment Management Services, LLC and Massachusetts Financial Services Company

      (17) Subadvisory Agreement between John Hancock Investment Management Services, LLC and Mercury Advisors (Funds Asset Management, L.P.)

      (18) Subadvisory Agreement between John Hancock Investment Management Services, LLC and MFC Global Investment Management (U.S.A.) Limited

      (19) Subadvisory Agreement between John Hancock Investment Management Services, LLC and Morgan Stanley Investment Management (Van Kampen)

      (20) Subadvisory Agreement between John Hancock Investment Management Services, LLC and Munder Capital Management

      (21) Subadvisory Agreement between John Hancock Investment Management Services, LLC and Pacific Investment Management Company

      (22) Subadvisory Agreement between John Hancock Investment Management Services, LLC and Pzena Investment Management, LLC

      (23) Subadvisory Agreement between John Hancock Investment Management Services, LLC and Salomon Brothers Asset Management Inc

      (24) Subadvisory Agreement between John Hancock Investment Management Services, LLC and SSgA Funds Management, Inc.

      (25) Snbadvisory Agreement between John Hancock Investment Management Services, LLC and Sustainable Growth Advisers, L.P.

      (26) Subadvisory Agreement between John Hancock Investment Management Services, LLC and T. Rowe Price Associates, Inc.

      (27) Subadvisory Agreement between John Hancock Investment Management Services, LLC and Templeton Global Advisors Limited

      (28) Subadvisory Agreement between John Hancock Investment Management Services, LLC and Templeton Investment Counsel, Inc.

      (29) Subadvisory Agreement between John Hancock Investment Management Services, LLC and UBS Global Asset Management

      (30) Subadvisory Agreement between John Hancock Investment Management Services, LLC and United States Trust Company

      (31) Subadvisory Agreement between John Hancock Investment Management Services, LLC and Wellington Management Company, LLP

      (32) Subadvisory Agreement between John Hancock Investment Management Services, LLC and

            Wells Fargo Fund Management, LLC

(e)   Distribution Agreement

(h)   Other Material Contracts

      (1)   Master Transfer Agency and Service Agreement

      (2)   Expense Limitation Agreement

(m)   Plan of Distribution pursuant to Rule 12b-1

      (1)   Plan of Distribution pursuant to Rule 12b-l relating to Class 1
            Shares.

      (2)   Plan of Distribution pursuant to Rule 12b-l relating to Class 3
            Shares.

      (3)   Plan of Distribution pursuant to Rule 12b-l relating to Class A
            Shares.

      (4)   Plan of Distribution pursuant to Rule 12b-l relating to Class B
            Shares.

      (5)   Plan of Distribution pursuant to Rule 12b-l relating to Class C
            Shares.

      (6)   Plan of Distribution pursuant to Rule 12b-l relating to Class R3
            Shares.

      (7)   Plan of Distribution pursuant to Rule 12b-l relating to Class R4
            Shares.

(n)   Multiple Class Plan pursuant to Rule 18f-3

(p) Codes of Ethics of the Registrant and its Investment Adviser, Principal Underwriter and Subadvisers

      (1)   Code of Ethics for John Hancock Funds II

      (2)   Code of Ethics for John Hancock Investment Management Services LLC

      (3)   Code of Ethics for AIM Capital Management, Inc.

      (4)   Code of Ethics for American Century

      (5)   Code of Ethics for Davis Selected Advisors, L.P.

      (6)   Code of Ethics for Declaration Management & Research Llc

      (7)   Code of Ethics for Deutsche Asset Management, Inc.

      (8)   Code of Ethics for Fidelity Management & Research Company

      (9)   Code of Ethics for Franklin Advisers, Inc.

      (10)  Code of Ethics for Grantham, Mayo, Van Otterloo & Co. LLC

      (11)  Code of Ethics for Independence Investment LLC

      (12)  Code of Ethics for Jennison Associates LLC

      (13)  Code of Ethics for John Hancock Advisers

      (14)  Code of Ethics for Legg Mason Funds Management, Inc.

      (15)  Code of Ethics for Lord, Abbett & Co.

      (16)  Code of Ethics for Marsico Capital Management, LLC

      (17)  Code of Ethics for Massachusetts Financial Services Company

      (18)  Code of Ethics for Mercury Advisors (Funds Asset Management, L.P.)

      (19)  Code of Ethics for MFC Global Investment Management (U.S.A.) Limited

      (20)  Code of Ethics for Morgan Stanley Investment Management (Van Kampen)

      (21)  Code of Ethics for Munder Capital Management

      (22)  Code of Ethics for Pacific Investment Management Company

      (23)  Code of Ethics for Pzena Investment Management, LLC

      (24)  Code of Ethics for Salomon Brothers Asset Management Inc

      (25)  Code of Ethics for SSgA Funds Management, Inc.

      (26)  Code of Ethics for Sustainable Growth Advisers, L.P.

      (27)  Code of Ethics for T. Rowe Price Associates, Inc.

      (28)  Code of Ethics for Templeton Global Advisors Limited (included as Exhibit (p)(9))

      (29)  Code of Ethics for Templeton Investment Counsel, Inc. (included as Exhibit (p)(9))

      (30)  Code of Ethics for UBS Global Asset Management

      (31)  Code of Ethics for United States Trust Company

      (32)  Code of Ethics for Wellington Management Company, LLP

      (33)  Code of Ethics for Wells Fargo Fund Management, LLC

(q)   Power of Attorney